UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: December 31, 2016

Date of reporting period: January 1, 2016 through June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Semiannual Report

June 30, 2016 (Unaudited)

American Funds NVIT Asset Allocation Fund

Contents
Message to Investors	1
Economic Review	3
Notes to Financial Statements	10
Management Information	15
Market Index Definitions	20
Glossary	24

SAR-AM-AA 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund June 30, 2016			Beginning Account Value($) 01/01/16	Ending Account Value($) 06/30/16	Expenses Paid During Period($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period(%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,044.10	3.25	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.68	3.22	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

5

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $4,777,440,677) (Note 2(a))	$5,784,367,819
Receivable for capital shares issued	533,917
Prepaid expenses	34,709

Total Assets	5,784,936,445

Liabilities:
Payable for investment purchased	522,342
Payable for capital shares redeemed	11,529
Accrued expenses and other payables:
Fund administration fees	104,143
Master feeder service provider fee	470,359
Distribution fees	1,175,916
Administrative servicing fees	1,132,752
Accounting and transfer agent fees	553
Custodian fees	33,654
Compliance program costs (Note 3)	5,922
Professional fees	17,200
Printing fees	40,614

Total Liabilities	3,514,984

Net Assets	$5,781,421,461

Represented by:
Capital	$4,169,176,079
Accumulated undistributed net investment income	112,667,708
Accumulated net realized gains from investment	492,650,532
Net unrealized appreciation from investment	1,006,927,142

Net Assets	$5,781,421,461

Net Assets:
Class II Shares	$5,781,421,461

Total	$5,781,421,461

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	234,615,795

Total	234,615,795

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$24.64

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

a	American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$17,952,333

Total Income	17,952,333

EXPENSES:
Fund administration fees	608,870
Master feeder service provider fees	6,854,443
Distribution fees Class II Shares	6,854,443
Administrative servicing fees Class II Shares	6,854,443
Professional fees	113,192
Printing fees	43,655
Trustee fees	90,035
Custodian fees	101,781
Accounting and transfer agent fees	1,742
Compliance program costs (Note 3)	12,086
Other	60,623

Total expenses before fees waived	21,595,313

Master feeder service provider fees waived (Note 3)	(4,112,706)

Net Expenses	17,482,607

NET INVESTMENT INCOME	469,726

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	137,455,926
Net realized gains from investment transactions	3,018,714

Net realized gains from investment	140,474,640

Net change in unrealized appreciation from investment	103,642,928

Net realized/unrealized gains from investment	244,117,568

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$244,587,294

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$469,726	$69,626,329
Net realized gains from investment	140,474,640	397,944,982
Net change in unrealized appreciation/(depreciation) from investment	103,642,928	(414,830,541)

Change in net assets resulting from operations	244,587,294	52,740,770

Distributions to Shareholders From:
Net investment income:
Class II	–	(78,603,583)
Net realized gains:
Class II	–	(243,934,643)

Change in net assets from shareholder distributions	–	(322,538,226)

Change in net assets from capital transactions	31,387,701	392,113,071

Change in net assets	275,974,995	122,315,615

Net Assets:
Beginning of period	5,505,446,466	5,383,130,851

End of period	$5,781,421,461	$5,505,446,466

Accumulated undistributed net investment income at end of period	$112,667,708	$112,197,982

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$92,455,883	$189,283,196
Dividends reinvested	–	322,538,226
Cost of shares redeemed	(61,068,182)	(119,708,351)

Total Class II Shares	31,387,701	392,113,071

Change in net assets from capital transactions	$31,387,701	$392,113,071

SHARE TRANSACTIONS:
Class II Shares
Issued	3,962,692	7,658,669
Reinvested	–	14,258,984
Redeemed	(2,605,519)	(4,866,229)

Total Class II Shares	1,357,173	17,051,424

Total change in shares	1,357,173	17,051,424

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$23.60	–	1.04	1.04	–	–	–	$24.64	4.41%	$5,781,421,461	0.64%	0.02%	0.79%	1.11%
Year Ended December 31, 2015	$24.90	0.31	(0.13)	0.18	(0.36)	(1.12)	(1.48)	$23.60	0.98%	$5,505,446,466	0.64%	1.27%	0.79%	2.20%
Year Ended December 31, 2014	$23.98	0.27	0.93	1.20	(0.24)	(0.04)	(0.28)	$24.90	4.99%	$5,383,130,851	0.64%	1.12%	0.79%	1.85%
Year Ended December 31, 2013	$19.70	0.25	4.32	4.57	(0.28)	(0.01)	(0.29)	$23.98	23.28%	$5,010,755,558	0.64%	1.13%	0.79%	1.95%
Year Ended December 31, 2012	$17.24	0.30	2.40	2.70	(0.24)	–	(0.24)	$19.70	15.72%	$3,864,951,690	0.64%	1.62%	0.79%	1.56%
Year Ended December 31, 2011	$17.31	0.31	(0.14)	0.17	(0.24)	–	(0.24)	$17.24	0.93%	$3,051,590,892	0.64%	1.80%	0.79%	0.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2016 was 29.58%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

10

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

11

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $608,870 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $12,086.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $6,854,443.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $230,975,602 and sales of $61,678,965 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

8.  New Accounting Pronouncements and Other Matters

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$4,780,642,225	$1,003,725,594	$ (–)	$1,003,725,594

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

14

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

15

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

16

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

17

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

18

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

19

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

20

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

21

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

22

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

23

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

24

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

25

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

26

Semiannual Report

June 30, 2016 (Unaudited)

American Funds NVIT Bond Fund

Contents
Message to Investors	1
Economic Review	3
Notes to Financial Statements	10
Management Information	15
Market Index Definitions	20
Glossary	24

SAR-AM-BD 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,052.90	3.27	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.68	3.22	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

5

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $2,126,785,621) (Note 2(a))	$2,189,618,797
Cash	1,145
Receivable for capital shares issued	1,364,264
Prepaid expenses	12,657

Total Assets	2,190,996,863

Liabilities:
Payable for investment purchased	1,354,069
Payable for capital shares redeemed	10,177
Accrued expenses and other payables:
Fund administration fees	41,083
Master feeder service provider fee	176,654
Distribution fees	441,642
Administrative servicing fees	417,441
Accounting and transfer agent fees	209
Custodian fees	12,275
Compliance program costs (Note 3)	2,188
Professional fees	10,217
Printing fees	30,199

Total Liabilities	2,496,154

Net Assets	$2,188,500,709

Represented by:
Capital	$2,056,838,165
Accumulated undistributed net investment income	62,016,583
Accumulated net realized gains from investment	6,812,785
Net unrealized appreciation from investment	62,833,176

Net Assets	$2,188,500,709

Net Assets:
Class II Shares	$2,188,500,709

Total	$2,188,500,709

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	183,275,748

Total	183,275,748

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.94

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$12,327,501

Total Income	12,327,501

EXPENSES:
Fund administration fees	238,805
Master feeder service provider fees	2,554,413
Distribution fees Class II Shares	2,554,413
Administrative servicing fees Class II Shares	2,554,413
Professional fees	45,392
Printing fees	30,853
Trustee fees	33,663
Custodian fees	36,903
Accounting and transfer agent fees	706
Compliance program costs (Note 3)	4,501
Other	24,119

Total expenses before earnings credit and fees waived	8,078,181

Earnings credit (Note 4)	(5)
Master feeder service provider fees waived (Note 3)	(1,532,663)

Net Expenses	6,545,513

NET INVESTMENT INCOME	5,781,988

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	7,319,454
Net realized gains from investment transactions	6,434,439

Net realized gains from investment	13,753,893

Net change in unrealized appreciation from investment	86,821,296

Net realized/unrealized gains from investment	100,575,189

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$106,357,177

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$5,781,988	$26,031,811
Net realized gains from investment	13,753,893	38,079,169
Net change in unrealized appreciation/(depreciation) from investment	86,821,296	(69,416,384)

Change in net assets resulting from operations	106,357,177	(5,305,404)

Distributions to Shareholders From:
Net investment income:
Class II	–	(27,119,851)
Net realized gains:
Class II	–	(832,724)

Change in net assets from shareholder distributions	–	(27,952,575)

Change in net assets from capital transactions	97,657,936	237,246,256

Change in net assets	204,015,113	203,988,277

Net Assets:
Beginning of period	1,984,485,596	1,780,497,319

End of period	$2,188,500,709	$1,984,485,596

Accumulated undistributed net investment income at end of period	$62,016,583	$56,234,595

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$154,237,847	$254,834,307
Dividends reinvested	–	27,952,575
Cost of shares redeemed	(56,579,911)	(45,540,626)

Total Class II Shares	97,657,936	237,246,256

Change in net assets from capital transactions	$97,657,936	$237,246,256

SHARE TRANSACTIONS:
Class II Shares
Issued	13,220,897	22,039,823
Reinvested	–	2,458,450
Redeemed	(4,946,137)	(3,978,023)

Total Class II Shares	8,274,760	20,520,250

Total change in shares	8,274,760	20,520,250

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$11.34	0.03	0.57	0.60	–	–	–	$11.94	5.29%		$2,188,500,709	0.64%	0.57%	0.79%	2.74%
Year Ended December 31, 2015	$11.53	0.16	(0.19)	(0.03)	(0.16)	–	(0.16)	$11.34	(0.23%	)	$1,984,485,596	0.64%	1.35%	0.79%	2.38%
Year Ended December 31, 2014	$11.22	0.18	0.37	0.55	(0.14)	(0.10)	(0.24)	$11.53	4.98%		$1,780,497,319	0.64%	1.61%	0.79%	5.32%
Year Ended December 31, 2013	$11.73	0.18	(0.49)	(0.31)	(0.20)	–	(0.20)	$11.22	(2.57%	)	$1,529,419,945	0.64%	1.54%	0.79%	0.90%
Year Ended December 31, 2012	$11.43	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.73	4.97%		$1,264,772,354	0.64%	2.21%	0.79%	2.71%
Year Ended December 31, 2011	$11.06	0.31	0.31	0.62	(0.25)	–	(0.25)	$11.43	5.72%		$1,056,562,267	0.64%	2.80%	0.79%	6.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2016 was 20.60%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

10

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

11

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $238,805 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $4,501.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25 % for Class II shares, for a total amount of $2,554,413.

4.  Line of Credit and Earnings Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $167,295,688 and sales of $56,487,914 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,138,691,271	$50,927,526	$ (—)	$50,927,526

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

14

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

15

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

16

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

17

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

18

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

19

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

20

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

21

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

22

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

23

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

24

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

25

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

26

Semiannual Report

June 30, 2016 (Unaudited)

American Funds NVIT Global Growth Fund

Contents
Message to Investors	1
Economic Review	3
Notes to Financial Statements	10
Management Information	15
Market Index Definitions	20
Glossary	24

SAR-AM-GG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	963.70	3.27	0.67
	Hypothetical	(b)(c)	1,000.00	1,021.53	3.37	0.67

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund's expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

5

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $294,180,491) (Note 2(a))	$290,736,285
Receivable for capital shares issued	93,872
Prepaid expenses	1,766

Total Assets	290,831,923

Liabilities:
Payable for investment purchased	90,247
Payable for capital shares redeemed	3,623
Accrued expenses and other payables:
Fund administration fees	8,293
Master feeder service provider fee	23,966
Distribution fees	59,915
Administrative servicing fees	59,133
Accounting and transfer agent fees	60
Custodian fees	1,891
Compliance program costs (Note 3)	308
Professional fees	8,127
Printing fees	20,833
Other	1,444

Total Liabilities	277,840

Net Assets	$290,554,083

Represented by:
Capital	$247,384,572
Accumulated undistributed net investment income	4,425,952
Accumulated net realized gains from investment	42,187,765
Net unrealized depreciation from investment	(3,444,206)

Net Assets	$290,554,083

Net Assets:
Class II Shares	$290,554,083

Total	$290,554,083

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	10,228,314

Total	10,228,314

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$28.41

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$912,506

Total Income	912,506

EXPENSES:
Fund administration fees	49,287
Master feeder service provider fees	352,266
Distribution fees Class II Shares	352,266
Administrative servicing fees Class II Shares	352,266
Professional fees	12,244
Printing fees	19,742
Trustee fees	4,607
Custodian fees	5,415
Accounting and transfer agent fees	208
Compliance program costs (Note 3)	626
Other	7,436

Total expenses before fees waived	1,156,363

Master feeder service provider fees waived (Note 3)	(211,362)

Net Expenses	945,001

NET INVESTMENT LOSS	(32,495)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	24,683,286
Net realized gains from investment transactions	2,011,544

Net realized gains from investment	26,694,830

Net change in unrealized depreciation from investment	(37,579,778)

Net realized/unrealized losses from investment	(10,884,948)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,917,443)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(32,495)	$1,910,164
Net realized gains from investment	26,694,830	31,031,012
Net change in unrealized depreciation from investment	(37,579,778)	(15,713,264)

Change in net assets resulting from operations	(10,917,443)	17,227,912

Distributions to Shareholders From:
Net investment income:
Class II	–	(1,924,673)
Net realized gains:
Class II	–	(26,714,711)

Change in net assets from shareholder distributions	–	(28,639,384)

Change in net assets from capital transactions	(645,094)	52,822,868

Change in net assets	(11,562,537)	41,411,396

Net Assets:
Beginning of period	302,116,620	260,705,224

End of period	$290,554,083	$302,116,620

Accumulated undistributed net investment income at end of period	$4,425,952	$4,458,447

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$13,332,533	$47,114,983
Dividends reinvested	–	28,639,384
Cost of shares redeemed	(13,977,627)	(22,931,499)

Total Class II Shares	(645,094)	52,822,868

Change in net assets from capital transactions	$(645,094)	$52,822,868

SHARE TRANSACTIONS:
Class II Shares
Issued	480,679	1,484,208
Reinvested	–	1,009,140
Redeemed	(500,930)	(714,021)

Total Class II Shares	(20,251)	1,779,327

Total change in shares	(20,251)	1,779,327

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$29.48	–	(1.07)	(1.07)	–	–	–	$28.41	(3.63%	)	$290,554,083	0.67%	(0.02%	)	0.82%	4.13%
Year Ended December 31, 2015	$30.78	0.21	1.68	1.89	(0.21)	(2.98)	(3.19)	$29.48	6.54%		$302,116,620	0.67%	0.65%		0.82%	6.09%
Year Ended December 31, 2014	$30.44	0.24	0.32	0.56	(0.22)	–	(0.22)	$30.78	1.84%		$260,705,224	0.67%	0.78%		0.82%	6.40%
Year Ended December 31, 2013	$23.75	0.24	6.55	6.79	(0.10)	–	(0.10)	$30.44	28.64%		$242,918,854	0.68%	0.89%		0.83%	7.29%
Year Ended December 31, 2012	$19.62	0.11	4.21	4.32	(0.19)	–	(0.19)	$23.75	22.09%		$176,549,306	0.69%	0.49%		0.84%	9.73%
Year Ended December 31, 2011	$21.83	0.19	(2.20)	(2.01)	(0.20)	–	(0.20)	$19.62	(9.31%	)	$147,886,216	0.69%	0.91%		0.84%	13.62%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2016 was 5.60%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

10

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

11

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $49,287 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $626.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $352,266.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $35,872,466 and sales of $11,870,070 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$306,890,901	$—	$(16,154,616)	$(16,154,616)

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

14

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

15

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

16

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

17

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

18

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

19

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

20

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

21

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

22

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

23

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

24

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

25

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

26

Semiannual Report

June 30, 2016 (Unaudited)

American Funds NVIT Growth-Income Fund

Contents
Message to Investors	1
Economic Review	3
Notes to Financial Statements	10
Management Information	15
Market Index Definitions	20
Glossary	24

SAR-AM-GI 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund June 30, 2016			Beginning Account Value($) 01/01/16	Ending Account Value($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,029.00	3.23	0.64
	Hypothetical(b)(c)		1,000.00	1,021.68	3.22	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

5

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

American Funds NVIT Growth-Income Fund
Assets:
Investment in Master Fund (cost $2,307,589,499) (Note 2(a))	$2,392,015,460
Receivable for capital shares issued	479,503
Prepaid expenses	14,111

Total Assets	2,392,509,074

Liabilities:
Payable for investment purchased	477,986
Payable for capital shares redeemed	1,498
Accrued expenses and other payables:
Fund administration fees	44,949
Master feeder service provider fee	194,667
Distribution fees	486,675
Administrative servicing fees	460,066
Accounting and transfer agent fees	225
Custodian fees	12,602
Compliance program costs (Note 3)	2,356
Professional fees	10,045
Printing fees	30,251

Total Liabilities	1,721,320

Net Assets	$2,390,787,754

Represented by:
Capital	$1,687,278,590
Accumulated undistributed net investment income	29,144,670
Accumulated net realized gains from investment	589,938,533
Net unrealized appreciation from investment	84,425,961

Net Assets	$2,390,787,754

Net Assets:
Class II Shares	$2,390,787,754

Total	$2,390,787,754

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	42,388,484

Total	42,388,484

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$56.40

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

American Funds NVIT Growth-Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$7,327,052

Total Income	7,327,052

EXPENSES:
Fund administration fees	259,692
Master feeder service provider fees	2,797,173
Distribution fees Class II Shares	2,797,173
Administrative servicing fees Class II Shares	2,797,173
Professional fees	48,947
Printing fees	31,719
Trustee fees	36,857
Custodian fees	40,836
Accounting and transfer agent fees	765
Compliance program costs (Note 3)	4,918
Other	26,154

Total expenses before fees waived	8,841,407

Master feeder service provider fees waived (Note 3)	(1,678,320)

Net Expenses	7,163,087

NET INVESTMENT INCOME	163,965

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	260,619,167
Net realized gains from investment transactions	15,772,278

Net realized gains from investment	276,391,445

Net change in unrealized depreciation from investment	(204,505,837)

Net realized/unrealized gains from investment	71,885,608

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$72,049,573

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$163,965	$20,965,958
Net realized gains from investment	276,391,445	352,789,494
Net change in unrealized depreciation from investment	(204,505,837)	(352,365,538)

Change in net assets resulting from operations	72,049,573	21,389,914

Distributions to Shareholders From:
Net investment income:
Class II	–	(18,268,974)
Net realized gains:
Class II	–	(147,481,412)

Change in net assets from shareholder distributions	–	(165,750,386)

Change in net assets from capital transactions	106,332,311	303,145,404

Change in net assets	178,381,884	158,784,932

Net Assets:
Beginning of period	2,212,405,870	2,053,620,938

End of period	$2,390,787,754	$2,212,405,870

Accumulated undistributed net investment income at end of period	$29,144,670	$28,980,705

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$138,479,419	$227,474,953
Dividends reinvested	–	165,750,386
Cost of shares redeemed	(32,147,108)	(90,079,935)

Total Class II Shares	106,332,311	303,145,404

Change in net assets from capital transactions	$106,332,311	$303,145,404

SHARE TRANSACTIONS:
Class II Shares
Issued	2,610,188	3,944,961
Reinvested	–	3,141,592
Redeemed	(588,203)	(1,509,950)

Total Class II Shares	2,021,985	5,576,603

Total change in shares	2,021,985	5,576,603

Amounts designated as “–” are zero or have been rounded to zero

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$54.81	–	1.59	1.59	–	–	–	$56.40	2.90%	$2,390,787,754	0.64%	0.01%	0.79%	1.41%
Year Ended December 31, 2015	$59.03	0.58	(0.12)	0.46	(0.52)	(4.16)	(4.68)	$54.81	1.09%	$2,212,405,870	0.64%	0.98%	0.79%	4.16%
Year Ended December 31, 2014	$54.47	0.56	5.00	5.56	(0.47)	(0.53)	(1.00)	$59.03	10.23%	$2,053,620,938	0.64%	0.98%	0.79%	6.49%
Year Ended December 31, 2013	$41.37	0.49	13.10	13.59	(0.49)	–	(0.49)	$54.47	32.97%	$1,752,785,280	0.64%	1.03%	0.79%	8.42%
Year Ended December 31, 2012	$35.70	0.51	5.57	6.08	(0.41)	–	(0.41)	$41.37	17.06%	$1,276,998,759	0.64%	1.30%	0.79%	4.27%
Year Ended December 31, 2011	$36.87	0.52	(1.33)	(0.81)	(0.36)	–	(0.36)	$35.70	(2.24)%	$1,024,101,994	0.64%	1.42%	0.79%	3.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2016 was 9.75%.

The Fund currently offers Class II shares. The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

10

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

11

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $259,692 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $4,918.

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $2,797,173.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $399,250,541 and sales of $32,099,696 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,338,546,502	$53,468,958	$ (—)	$53,468,958

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

14

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

15

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

16

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

17

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

18

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

19

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

20

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

21

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

22

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

23

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

24

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

25

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

26

Semiannual Report

June 30, 2016 (Unaudited)

American Funds NVIT Growth Fund

Contents
Message to Shareholders	1
Economic Review	3
Notes to Financial Statements	10
Management Information	15
Market Index Definitions	20
Glossary	24

SAR-AM-GR 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,007.50	3.29	0.66
	Hypothetical	(b)(c)	1,000.00	1,021.58	3.32	0.66

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

5

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $450,074,547) (Note 2(a))	$465,136,446
Receivable for capital shares issued	131,747
Prepaid expenses	2,782

Total Assets	465,270,975

Liabilities:
Payable for investment purchased	128,363
Payable for capital shares redeemed	3,380
Accrued expenses and other payables:
Fund administration fees	11,328
Master feeder service provider fee	38,098
Distribution fees	95,246
Administrative servicing fees	97,788
Accounting and transfer agent fees	78
Custodian fees	2,983
Compliance program costs (Note 3)	485
Professional fees	8,231
Printing fees	21,231
Other	1,289

Total Liabilities	408,500

Net Assets	$464,862,475

Represented by:
Capital	$334,028,871
Accumulated undistributed net investment income	645,147
Accumulated net realized gains from investment	115,126,558
Net unrealized appreciation from investment	15,061,899

Net Assets	$464,862,475

Net Assets:
Class II Shares	$464,862,475

Total	$464,862,475

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	5,345,590

Total	5,345,590

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$86.96

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$1,051,422

Total Income	1,051,422

EXPENSES:
Fund administration fees	66,757
Master feeder service provider fees	555,256
Distribution fees Class II Shares	555,256
Administrative servicing fees Class II Shares	555,256
Professional fees	15,241
Printing fees	19,871
Trustee fees	7,275
Custodian fees	8,537
Accounting and transfer agent fees	259
Compliance program costs (Note 3)	979
Other	8,859

Total expenses before fees waived	1,793,546

Master feeder service provider fees waived (Note 3)	(333,157)

Net Expenses	1,460,389

NET INVESTMENT LOSS	(408,967)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	41,595,611
Net realized gains from investment transactions	781,761

Net realized gains from investment	42,377,372

Net change in unrealized depreciation from investment	(39,408,386)

Net realized/unrealized gains from investment	2,968,986

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,560,019

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(408,967)	$1,054,373
Net realized gains from investment	42,377,372	98,382,230
Net change in unrealized depreciation from investment	(39,408,386)	(71,680,301)

Change in net assets resulting from operations	2,560,019	27,756,302

Distributions to Shareholders From:
Net investment income:
Class II	–	(3,357,736)
Net realized gains:
Class II	–	(12,353,566)

Change in net assets from shareholder distributions	–	(15,711,302)

Change in net assets from capital transactions	(14,053,071)	31,867,460

Change in net assets	(11,493,052)	43,912,460

Net Assets:
Beginning of period	476,355,527	432,443,067

End of period	$464,862,475	$476,355,527

Accumulated undistributed net investment income at end of period	$645,147	$1,054,114

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$13,204,906	$50,060,417
Dividends reinvested	–	15,711,302
Cost of shares redeemed	(27,257,977)	(33,904,259)

Total Class II Shares	(14,053,071)	31,867,460

Change in net assets from capital transactions	$(14,053,071)	$31,867,460

SHARE TRANSACTIONS:
Class II Shares
Issued	158,638	574,557
Reinvested	–	191,321
Redeemed	(331,875)	(391,831)

Total Class II Shares	(173,237)	374,047

Total change in shares	(173,237)	374,047

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$86.31	(0.08)	0.73	0.65	–	–	–	$86.96	0.75%		$464,862,475	0.66%	(0.18%	)	0.81%	5.40%
Year Ended December 31, 2015	$84.05	0.20	5.05	5.25	(0.64)	(2.35)	(2.99)	$86.31	6.43%		$476,355,527	0.65%	0.23%		0.80%	6.31%
Year Ended December 31, 2014	$78.12	0.67	5.63	6.30	(0.37)	–	(0.37)	$84.05	8.07%		$432,443,067	0.66%	0.83%		0.81%	6.28%
Year Ended December 31, 2013	$60.46	0.39	17.49	17.88	(0.22)	–	(0.22)	$78.12	29.61%		$386,091,305	0.66%	0.56%		0.81%	6.15%
Year Ended December 31, 2012	$51.61	0.22	8.76	8.98	(0.13)	–	(0.13)	$60.46	17.40%		$283,502,456	0.67%	0.39%		0.82%	5.58%
Year Ended December 31, 2011	$54.29	0.12	(2.66)	(2.54)	(0.14)	–	(0.14)	$51.61	(4.69%	)	$259,010,183	0.66%	0.23%		0.81%	7.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2016 was 2.20%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

10

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

11

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $66,757 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $979.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $555,256.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $51,633,954 and sales of $24,510,267 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$476,025,219	$—	$(10,888,773)	$(10,888,773)

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

14

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

15

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

16

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

17

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

18

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

19

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

20

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

21

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

22

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

23

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

24

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

25

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

26

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund

SAR-AM-MGAA 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,040.60	3.50	0.69
	Hypothetical	(b)(c)	1,000.00	1,021.43	3.47	0.69

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

5

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund

Mutual Fund 97.3%

	Shares	Market Value

Balanced Fund 97.3%
American Funds Asset Allocation Fund, Class 1	35,983,996	$756,023,751

Total Mutual Funds (cost $773,281,220)		756,023,751

Total Investments (cost $773,281,220) (a) — 97.3%		756,023,751
Other assets in excess of liabilities — 2.7%		20,938,683

NET ASSETS — 100.0%		$776,962,434

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(70)	Mini MSCI EAFE	09/16/16	$5,653,200	$(80,865)
(28)	Russell 2000 Mini Future	09/16/16	3,212,720	(56,150)
(506)	S&P 500 E-Mini	09/16/16	52,882,060	(732,671)
(8)	S&P MID 400 E-Mini	09/16/16	1,194,400	(23,501)

			$62,942,380	$(893,187)

At June 30, 2016, the Fund has $2,943,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investment, at value (cost $773,281,220)	$756,023,751
Cash	21,347,816
Deposits with broker for futures contracts	2,943,600
Receivable for capital shares issued	1,669,443
Prepaid expenses	4,065

Total Assets	781,988,675

Liabilities:
Payable for investment purchased	1,585,933
Payable for capital shares redeemed	34
Payable for variation margin on futures contracts	3,006,387
Accrued expenses and other payables:
Investment advisory fees	93,282
Fund administration fees	16,508
Distribution fees	155,469
Administrative servicing fees	151,754
Accounting and transfer agent fees	40
Custodian fees	2,209
Compliance program costs (Note 3)	637
Professional fees	6,200
Printing fees	6,803
Other	985

Total Liabilities	5,026,241

Net Assets	$776,962,434

Represented by:
Capital	$779,766,009
Accumulated undistributed net investment income	19,364
Accumulated net realized gains from investment and futures transactions	15,327,717
Net unrealized appreciation/(depreciation) from investment	(17,257,469)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(893,187)

Net Assets	$776,962,434

Net Assets:
Class II Shares	$776,962,434

Total	$776,962,434

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	79,742,622

Total	79,742,622

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.74

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,297,859
Interest income	22,477

Total Income	2,320,336

EXPENSES:
Investment advisory fees	496,629
Fund administration fees	90,193
Distribution fees Class II Shares	827,706
Administrative servicing fees Class II Shares	827,706
Professional fees	18,783
Printing fees	7,151
Trustee fees	11,023
Custodian fees	10,754
Accounting and transfer agent fees	208
Compliance program costs (Note 3)	1,442
Other	9,377

Total Expenses	2,300,972

NET INVESTMENT INCOME	19,364

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gain distributions from underlying funds	17,594,054
Net realized losses from investment transactions	(176,482)
Net realized losses from futures transactions (Note 2)	(954,355)

Net realized gains from investment and futures transactions	16,463,217

Net change in unrealized appreciation/(depreciation) from investment	14,000,580
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(723,625)

Net change in unrealized appreciation/(depreciation) from investment and futures contracts	13,276,955

Net realized/unrealized gains investment and futures transactions	29,740,172

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,759,536

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	NVIT Managed American Funds Asset Allocation Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$19,364	$7,100,122
Net realized gains from investment and futures transactions	16,463,217	12,497,736
Net change in unrealized appreciation/(depreciation) from investment and futures contracts	13,276,955	(31,391,538)

Change in net assets resulting from operations	29,759,536	(11,793,680)

Distributions to Shareholders From:
Net investment income:
Class II	–	(10,023,260)
Net realized gains:
Class II	–	(9,992,685)

Change in net assets from shareholder distributions	–	(20,015,945)

Change in net assets from capital transactions	151,970,548	435,491,093

Change in net assets	181,730,084	403,681,468

Net Assets:
Beginning of period	595,232,350	191,550,882

End of period	$776,962,434	$595,232,350

Accumulated undistributed net investment income at end of period	$19,364	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$153,751,220	$422,675,449
Dividends reinvested	–	20,015,945
Cost of shares redeemed	(1,780,672)	(7,200,301)

Total Class II Shares	151,970,548	435,491,093

Change in net assets from capital transactions	$151,970,548	$435,491,093

SHARE TRANSACTIONS:
Class II Shares
Issued	16,351,624	42,828,078
Reinvested	–	2,159,217
Redeemed	(194,353)	(718,006)

Total Class II Shares	16,157,271	44,269,289

Total change in shares	16,157,271	44,269,289

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.36	–	0.38	0.38	–	–	–	$9.74	4.06%		$776,962,434	0.69%	0.01%		0.69%	0.25%
Year Ended December 31, 2015	$9.92	0.18	(0.40)	(0.22)	(0.17)	(0.17)	(0.34)	$9.36	(2.25%	)	$595,232,350	0.71%	1.79%		0.71%	1.24%
Period Ended December 31, 2014 (f)	$10.00	0.24	(0.20)	0.04	(0.12)	–	(0.12)	$9.92	0.36%		$191,550,882	0.73%	2.39%	(g)	0.80%	0.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

11

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent semiannual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(893,187)
Total		$(893,187)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(954,355)
Total	$(954,355)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(723,625)
Total	$(723,625)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

For the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows:

Futures Contracts:
Average Notional Balance Long(a)	$82,857,488
Average Notional Balance Short(b)	$82,664,716

(a)	The Fund entered into long futures contracts from March 4, 2016 through June 29, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 22, 2016 and from June 29, 2016 through June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the Underlying Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.15%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $25,006

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount(a)	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$26,985	$—	$—	$26,985

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $90,193 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,442.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $827,706.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $163,802,106 and sales of $1,646,595 (excluding short-term securities).

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s semiannual report to shareholders. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$773,575,544	$—	$(17,551,793)	$(17,551,793)

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

18

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

19

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

20

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding
12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

-            -             -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

23

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

24

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

28

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

29

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

30

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

31

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

32

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

33

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Managed American Funds Growth-Income Fund

SAR-AM-MGI 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.
Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) (commencement of operations) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,023.40	3.62	0.72
	Hypothetical	(b)(c)	1,000.00	1,021.28	3.62	0.72

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

5

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Managed American Funds Growth-Income Fund

Mutual Fund 96.2%

	Shares	Market Value

Equity Fund 96.2%
American Funds Growth Income Fund, Class 1	1,970,883	$81,909,894

Total Mutual Funds (cost $93,439,213)		81,909,894

Total Investments (cost $93,439,213) (a) — 96.2%		81,909,894
Other assets in excess of liabilities — 3.8%		3,204,016

NET ASSETS — 100.0%		$85,113,910

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(3)	Mini MSCI EAFE	09/16/16	$242,280	$(3,211)
(2)	Russell 2000 Mini Future	09/16/16	229,480	(3,355)
(28)	S&P 500 E-Mini	09/16/16	2,926,280	(32,945)

			$3,398,040	$(39,511)

At June 30, 2016, the Fund has $157,740 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Managed American Funds Growth-Income Fund
Assets:
Investment, at value (cost $93,439,213)	$81,909,894
Cash	3,315,998
Deposits with broker for futures contracts	157,740
Receivable for investment sold	3,044,605
Prepaid expenses	472

Total Assets	88,428,709

Liabilities:
Payable for capital shares redeemed	3,204,847
Payable for variation margin on futures contracts	43,675
Accrued expenses and other payables:
Investment advisory fees	6,293
Fund administration fees	4,508
Distribution fees	17,007
Administrative servicing fees	23,991
Accounting and transfer agent fees	14
Custodian fees	257
Compliance program costs (Note 3)	67
Professional fees	6,391
Printing fees	6,081
Other	1,668

Total Liabilities	3,314,799

Net Assets	$85,113,910

Represented by:
Capital	$90,010,198
Accumulated distributions in excess of net investment loss	(19,981)
Accumulated net realized gains from investment and futures transactions	6,692,523
Net unrealized appreciation/(depreciation) from investment	(11,529,319)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(39,511)

Net Assets	$85,113,910

Net Assets:
Class II Shares	$85,113,910

Total	$85,113,910

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	9,254,407

Total	9,254,407

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.20

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Managed American Funds Growth-Income Fund
INVESTMENT INCOME:
Dividend income	$245,430
Interest income	4,999

Total Income	250,429

EXPENSES:
Investment advisory fees	56,315
Fund administration fees	27,113
Distribution fees Class II Shares	93,858
Administrative servicing fees Class II Shares	93,858
Professional fees	8,073
Printing fees	6,346
Trustee fees	1,233
Custodian fees	1,225
Accounting and transfer agent fees	76
Compliance program costs (Note 3)	164
Other	5,490

Total expenses before and expenses reimbursed	293,751

Expenses reimbursed by adviser (Note 3)	(23,341)

Net Expenses	270,410

NET INVESTMENT LOSS	(19,981)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gain distributions from Underlying Fund	8,729,799
Net realized losses from investment transactions	(1,605,012)
Net realized losses from futures transactions (Note 2)	(262,837)

Net realized gains from investment and futures transactions	6,861,950

Net change in unrealized appreciation/(depreciation) from investment	(4,553,231)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(37,781)

Net change in unrealized appreciation/(depreciation) from investment and futures contracts	(4,591,012)

Net realized/unrealized gains from investment and futures transactions	2,270,938

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,250,957

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	NVIT Managed American Funds Growth-Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(19,981)	$596,104
Net realized gains from investment and futures transactions	6,861,950	6,027,807
Net change in unrealized appreciation/(depreciation) from investment and futures contracts	(4,591,012)	(7,218,790)

Change in net assets resulting from operations	2,250,957	(594,879)

Distributions to Shareholders From:
Net investment income:
Class II	–	(785,541)
Net realized gains:
Class II	–	(6,003,785)
Return of capital:
Class II	–	(514,900)

Change in net assets from shareholder distributions	–	(7,304,226)

Change in net assets from capital transactions	12,014,224	51,795,755

Change in net assets	14,265,181	43,896,650

Net Assets:
Beginning of period	70,848,729	26,952,079

End of period	$85,113,910	$70,848,729

Accumulated distributions in excess of net investment income/loss at end of period	$(19,981)	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$21,755,613	$46,011,906
Dividends reinvested	–	7,304,226
Cost of shares redeemed	(9,741,389)	(1,520,377)

Total Class II Shares	12,014,224	51,795,755

Change in net assets from capital transactions	$12,014,224	$51,795,755

SHARE TRANSACTIONS:
Class II Shares
Issued	2,444,086	4,553,528
Reinvested	–	826,270
Redeemed	(1,074,840)	(148,995)

Total Class II Shares	1,369,246	5,230,803

Total change in shares	1,369,246	5,230,803

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.99	–	0.21	0.21	–	–	–	–	$9.20	2.34%	$85,113,910	0.72%	(0.05%)		0.78%	12.21%
Year Ended December 31, 2015	$10.15	0.13	(0.13)	–	(0.10)	(0.95)	(0.11)	(1.16)	$8.99	0.14%	$70,848,729	0.69%	1.24%		0.84%	2.83%
Period Ended December 31, 2014 (f)	$10.00	0.16	0.12	0.28	(0.11)	–	(0.02)	(0.13)	$10.15	2.74%	$26,952,079	0.72%	1.62	% (g)	1.37%	0.22%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent semiannual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(39,511)
Total		$(39,511)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(262,837)
Total	$(262,837)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(37,781)
Total	$(37,781)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

For the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows:

Futures Contracts:
Average Notional Balance Long(a)	$2,221,150
Average Notional Balance Short(b)	$6,976,690

(a)	The Fund entered into long futures contracts from January 1, 2016 through January 8, 2016 and from March 10, 2016 through June 30, 2016.

(b)	The Fund entered into short futures contracts from January 8, 2016 through March 10, 2016 and again beginning June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the Underlying Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.15%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $2,839.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount(a)	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$44,669	$73,110	$23,341	$141,120

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $27,113 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $164.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $93,858.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $29,111,869 and sales of $8,963,943 (excluding short-term securities).

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s semiannual report to shareholders. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$95,123,135	$—	$(13,213,241)	$(13,213,241)

Amount	designated as “–” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

20

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding
12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

-            -             -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

23

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

24

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

28

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

29

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

30

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

31

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

32

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

33

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Large Cap Growth Fund

SAR-LCG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Large Cap Growth Fund

Asset Allocation†

Common Stocks	98.4%
Repurchase Agreements	3.5%
Right††	0.0%
Liabilities in excess of other assets	(1.9%)
100.0%

Top Industries†††

Internet Software & Services	8.3%
Biotechnology	8.0%
Information Technology Services	7.6%
Media	6.0%
Software	5.5%
Health Care Providers & Services	5.3%
Pharmaceuticals	5.0%
Food & Staples Retailing	4.3%
Specialty Retail	4.3%
Technology Hardware, Storage & Peripherals	4.2%
Other Industries*	41.5%
100.0%

Top Holdings†††

Alphabet, Inc., Class A	4.3%
Apple, Inc.	4.2%
Facebook, Inc., Class A	3.3%
UnitedHealth Group, Inc.	2.5%
Comcast Corp., Class A	2.5%
Amgen, Inc.	2.4%
Gilead Sciences, Inc.	2.0%
Walt Disney Co. (The)	2.0%
Visa, Inc., Class A	2.0%
Microsoft Corp.	1.9%
Other Holdings*	72.9%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Large Cap Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	986.00	3.01	0.61
	Hypothetical(a)(b)		1,000.00	1,021.83	3.07	0.61
Class II Shares	Actual	(a)	1,000.00	984.90	4.24	0.86
	Hypothetical(a)(b)		1,000.00	1,020.59	4.32	0.86

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Large Cap Growth Fund

Common Stocks 98.4%

	Shares	Market Value

Aerospace & Defense 3.2%
General Dynamics Corp.	58,715	$8,175,476
L-3 Communications Holdings, Inc.	89,100	13,070,079
Northrop Grumman Corp.	80,990	18,002,457
Textron, Inc.	179,660	6,568,370

		45,816,382

Airlines 0.4%
JetBlue Airways Corp. *	351,355	5,818,439

Beverages 1.2%
Dr. Pepper Snapple Group, Inc.	170,550	16,480,247

Biotechnology 8.1%
Amgen, Inc.	227,725	34,648,359
Biogen, Inc. *	90,230	21,819,419
Celgene Corp. *	220,180	21,716,353
Gilead Sciences, Inc.	349,120	29,123,590
Shire PLC, ADR-US	41,529	7,644,745

		114,952,466

Capital Markets 1.1%
E*TRADE Financial Corp. *	250,470	5,883,540
Morgan Stanley	357,900	9,298,242

		15,181,782

Chemicals 2.1%
Eastman Chemical Co.	117,980	8,010,842
LyondellBasell Industries NV, Class A	107,235	7,980,429
Sherwin-Williams Co. (The)	48,500	14,242,995

		30,234,266

Commercial Services & Supplies 0.5%
Copart, Inc. *	146,435	7,176,779

Communications Equipment 0.5%
Cisco Systems, Inc.	249,780	7,166,188

Containers & Packaging 0.3%
Berry Plastics Group, Inc. *	96,200	3,737,370

Distributors 1.1%
Pool Corp.	166,125	15,620,734

Diversified Consumer Services 0.9%
ServiceMaster Global Holdings, Inc. *	313,005	12,457,599

Diversified Financial Services 1.0%
Berkshire Hathaway, Inc., Class B *	100,660	14,574,561

Diversified Telecommunication Services 1.5%
Verizon Communications, Inc.	376,770	21,038,837

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 1.0%
Eaton Corp. PLC	238,590	$14,250,981

Energy Equipment & Services 0.3%
Rowan Cos. PLC, Class A (a)	207,940	3,672,220

Food & Staples Retailing 4.4%
CVS Health Corp.	275,375	26,364,402
Kroger Co. (The)	519,215	19,101,920
Sysco Corp.	319,620	16,217,519

		61,683,841

Food Products 3.8%
Campbell Soup Co.	143,650	9,557,034
Hormel Foods Corp.	364,650	13,346,190
Ingredion, Inc.	128,760	16,662,832
Tyson Foods, Inc., Class A	221,030	14,762,594

		54,328,650

Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	317,215	14,344,462

Health Care Providers & Services 5.4%
Cigna Corp.	102,165	13,076,098
Express Scripts Holding Co. *	169,675	12,861,365
Laboratory Corp. of America Holdings *	54,810	7,140,099
Molina Healthcare, Inc. *	159,670	7,967,533
UnitedHealth Group, Inc.	251,690	35,538,628

		76,583,723

Hotels, Restaurants & Leisure 2.0%
Darden Restaurants, Inc.	212,975	13,489,836
International Game Technology PLC	382,640	7,170,674
Texas Roadhouse, Inc.	160,270	7,308,312

		27,968,822

Household Durables 1.7%
Helen of Troy Ltd. *	120,300	12,371,652
Mohawk Industries, Inc. *	57,320	10,877,043

		23,248,695

Household Products 2.2%
Clorox Co. (The)	139,090	19,248,665
Spectrum Brands Holdings, Inc. (a)	98,875	11,796,776

		31,045,441

Information Technology Services 7.7%
Broadridge Financial Solutions, Inc.	266,660	17,386,232
Convergys Corp.	456,575	11,414,375
CoreLogic, Inc. *	297,540	11,449,339

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Euronet Worldwide, Inc. *	140,090	$9,692,827
Fiserv, Inc. *	164,195	17,852,923
Vantiv, Inc., Class A *	237,420	13,437,972
Visa, Inc., Class A	381,030	28,260,995

		109,494,663

Internet & Catalog Retail 2.4%
Amazon.com, Inc. *	37,520	26,850,063
Netflix, Inc. *	79,265	7,251,162

		34,101,225

Internet Software & Services 8.4%
Alphabet, Inc., Class A *	87,870	61,819,181
Facebook, Inc., Class A *	422,180	48,246,731
VeriSign, Inc. * (a)	108,435	9,375,290

		119,441,202

Leisure Products 0.8%
Hasbro, Inc.	126,660	10,638,173

Life Sciences Tools & Services 0.5%
ICON PLC *	100,985	7,069,960

Machinery 2.0%
Crane Co.	124,610	7,067,879
Cummins, Inc.	82,980	9,330,271
Deere & Co. (a)	137,645	11,154,751

		27,552,901

Media 6.1%
AMC Networks, Inc., Class A *	116,385	7,031,982
Comcast Corp., Class A	543,290	35,417,075
Discovery Communications, Inc., Class A * (a)	355,540	8,970,274
Scripps Networks Interactive, Inc., Class A	109,600	6,824,792
Walt Disney Co. (The)	289,135	28,283,186

		86,527,309

Multiline Retail 1.4%
J.C. Penney Co., Inc. * (a)	759,120	6,740,986
Target Corp.	195,350	13,639,337

		20,380,323

Oil, Gas & Consumable Fuels 1.1%
Tesoro Corp.	83,800	6,278,296
World Fuel Services Corp.	183,880	8,732,461

		15,010,757

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 5.1%
Bristol-Myers Squibb Co.	324,100	$23,837,555
Jazz Pharmaceuticals PLC *	105,040	14,843,202
Johnson & Johnson	196,950	23,890,035
Merck & Co., Inc.	176,450	10,165,285

		72,736,077

Real Estate Investment Trusts (REITs) 2.0%
Boston Properties, Inc.	80,650	10,637,735
Gaming and Leisure Properties, Inc.	219,080	7,553,878
Tanger Factory Outlet Centers, Inc.	246,653	9,910,518

		28,102,131

Semiconductors & Semiconductor Equipment 2.1%
Maxim Integrated Products, Inc.	317,065	11,316,050
Micron Technology, Inc. *	355,230	4,887,965
QUALCOMM, Inc.	251,815	13,489,729

		29,693,744

Software 5.6%
Cadence Design Systems, Inc. *	438,760	10,661,868
Check Point Software Technologies Ltd. * (a)	145,275	11,575,512
Citrix Systems, Inc. *	137,240	10,991,551
Electronic Arts, Inc. *	237,580	17,999,061
Microsoft Corp.	548,540	28,068,792

		79,296,784

Specialty Retail 4.4%
Home Depot, Inc. (The)	178,925	22,846,933
Lowe’s Cos., Inc.	238,590	18,889,171
O’Reilly Automotive, Inc. *	73,440	19,909,584

		61,645,688

Technology Hardware, Storage & Peripherals 4.3%
Apple, Inc.	640,180	61,201,208

Trading Companies & Distributors 0.8%
United Rentals, Inc. *	175,070	11,747,197

Total Common Stocks (cost $1,318,557,000)		1,392,021,827

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Large Cap Growth Fund (Continued)

Right 0.0%†

	Number of Rights	Market Value

Biotechnology 0.0%†
Dyax Corp. CVR *	326,350	$362,248

Total Right (cost $–)		362,248

Repurchase Agreements 3.5%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,000,049, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $4,080,000. (b)(c)	$4,000,000	4,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $5,000,056, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% — 7.50%, maturing 10/15/16 — 04/15/57; total market value $5,100,000. (b)(c)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,096,396, collateralized by U.S. Government Agency Securities, ranging from 1.61% — 5.00%, maturing 09/01/21 — 06/01/46; total market value $4,178,272. (b)(c)	4,096,346	4,096,346
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $7,000,117, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% — 6.50%, maturing 01/15/28 — 03/20/65; total market value $7,140,119. (b)(c)	7,000,000	7,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $5,000,515, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% — 6.50%, maturing 03/31/18 — 06/16/48; total market value $5,100,526. (b)(c)	5,000,000	5,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $5,000,058, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% — 7.50%, maturing 07/14/16 — 05/20/66; total market value $5,100,000. (b)(c)	$5,000,000	$5,000,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $10,000,719, collateralized by U.S. Government Treasury Securities, ranging from 0.88% — 1.75%, maturing 06/15/17 — 05/15/23; total market value $10,200,367. (b)(c)	10,000,000	10,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $10,001,556, collateralized by U.S. Government Treasury Securities, ranging from 1.38% — 3.38%, maturing 10/31/17 — 12/31/20; total market value $10,200,237. (b)(c)(d)	10,000,000	10,000,000

Total Repurchase Agreements (cost $50,096,346)		50,096,346

Total Investments (cost $1,368,653,346) (e) — 101.9%		1,442,480,421

Liabilities in excess of other assets — (1.9%)		(27,535,855)

NET ASSETS — 100.0%		$1,414,944,566

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $53,552,784, which was collateralized by repurchase agreements with a total value of $50,096,346 and $4,024,015 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 6.25%, and maturity dates ranging from 07/14/16 — 08/15/45, a total value of $54,120,361.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $50,096,346.

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Large Cap Growth Fund (Continued)

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	Illiquid security.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVR	Contingent Value Rights

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,318,557,000)	$1,392,384,075
Repurchase agreements, at value (cost $50,096,346)	50,096,346

Total Investments, at value (total cost $1,368,653,346)	1,442,480,421

Cash	20,502,272
Dividends receivable	798,765
Security lending income receivable	13,540
Receivable for investments sold	23,435,777
Receivable for capital shares issued	129,452
Prepaid expenses	7,973

Total Assets	1,487,368,200

Liabilities:
Payable for investments purchased	17,688,834
Payable for capital shares redeemed	3,918,681
Payable upon return of securities loaned (Note 2)	50,096,346
Accrued expenses and other payables:
Investment advisory fees	415,296
Fund administration fees	35,533
Distribution fees	61,975
Administrative servicing fees	178,327
Accounting and transfer agent fees	289
Custodian fees	9,177
Compliance program costs (Note 3)	1,530
Professional fees	17,646

Total Liabilities	72,423,634

Net Assets	$1,414,944,566

Represented by:
Capital	$992,626,409
Accumulated undistributed net investment income	4,732,438
Accumulated net realized gains from investments	343,758,644
Net unrealized appreciation/(depreciation) from investments	73,827,075

Net Assets	$1,414,944,566

Net Assets:
Class I Shares	$1,118,019,563
Class II Shares	296,925,003

Total	$1,414,944,566

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	56,715,230
Class II Shares	15,140,882

Total	71,856,112

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.71
Class II Shares	$19.61
*	Includes value of securities on loan of $53,552,784 (Note 2).

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$8,780,468
Income from securities lending (Note 2)	263,919
Interest income	52,379

Total Income	9,096,766

EXPENSES:
Investment advisory fees	3,148,524
Fund administration fees	199,538
Distribution fees Class II Shares	334,681
Administrative servicing fees Class I Shares	786,549
Administrative servicing fees Class II Shares	200,811
Professional fees	38,858
Printing fees	96,631
Trustee fees	21,634
Custodian fees	24,496
Accounting and transfer agent fees	751
Compliance program costs (Note 3)	2,870
Other	19,949

Total expenses before fees waived and expenses reimbursed	4,875,292

Investment advisory fees waived (Note 3)	(250,140)
Expenses reimbursed by adviser (Note 3)	(260,824)

Net Expenses	4,364,328

NET INVESTMENT INCOME	4,732,438

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	26,172,341
Net change in unrealized appreciation/(depreciation) from investments †	(53,229,552)

Net realized/unrealized losses from investments	(27,057,211)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,324,773)

†	Includes unrealized appreciation of $12,107,072 from merger (Note 9).

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Large Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$4,732,438	$7,784,285
Net realized gains from investments	26,172,341	318,277,532
Net change in unrealized appreciation/(depreciation) from investments	(53,229,552)	(256,170,124)

Change in net assets resulting from operations	(22,324,773)	69,891,693

Distributions to Shareholders From:
Net investment income:
Class I	–	(6,954,010)
Class II	–	(1,006,375)
Net realized gains:
Class I	–	(168,296,301)
Class II	–	(40,169,720)

Change in net assets from shareholder distributions	–	(216,426,406)

Change in net assets from capital transactions	95,547,453	43,709,967

Change in net assets	73,222,680	(102,824,746)

Net Assets:
Beginning of period	1,341,721,886	1,444,546,632

End of period	$1,414,944,566	$1,341,721,886

Accumulated undistributed net investment income at end of period	$4,732,438	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,705,314	$6,009,493
Proceeds from shares issued from merger (Note 9)	125,456,931	–
Dividends reinvested	–	175,250,311
Cost of shares redeemed	(74,542,423)	(147,540,499)

Total Class I Shares	58,619,822	33,719,305

Class II Shares
Proceeds from shares issued	10,878,970	10,813,892
Proceeds from shares issued from merger (Note 9)	56,932,030	–
Dividends reinvested	–	41,176,095
Cost of shares redeemed	(30,883,369)	(41,999,325)

Total Class II Shares	36,927,631	9,990,662

Change in net assets from capital transactions	$95,547,453	$43,709,967

13

Statements of Changes in Net Assets (Continued)

	NVIT Large Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	392,007	270,616
Issued in merger (Note 9)	6,289,919	–
Reinvested	–	9,125,983
Redeemed	(3,846,822)	(6,588,095)

Total Class I Shares	2,835,104	2,808,504

Class II Shares
Issued	592,848	528,354
Issued in merger (Note 9)	2,867,894	–
Reinvested	–	2,157,935
Redeemed	(1,623,830)	(1,859,997)

Total Class II Shares	1,836,912	826,292

Total change in shares	4,672,016	3,634,796

Amounts	designated as “-” are zero or have been rounded to zero

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Large Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income ( a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$19.99	0.07	(0.35)	(0.28)	–	–	–	$19.71	(1.40%	)	$1,118,019,563	0.61%	0.77%	0.69%	40.29%	(f)
Year Ended December 31, 2015	$22.74	0.13	0.85	0.98	(0.13)	(3.60)	(3.73)	$19.99	5.09%		$1,076,868,266	0.63%	0.60%	0.68%	114.71%
Year Ended December 31, 2014	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%		$1,161,615,884	0.63%	0.55%	0.68%	47.71%
Year Ended December 31, 2013	$17.31	0.12	6.22	6.34	(0.16)	–	(0.16)	$23.49	36.70%		$1,212,244,085	0.63%	0.59%	0.70%	44.07%
Year Ended December 31, 2012	$14.69	0.15	2.59	2.74	(0.12)	–	(0.12)	$17.31	18.68%		$1,035,691,930	0.63%	0.88%	0.70%	46.31%
Year Ended December 31, 2011	$15.18	0.12	(0.44)	(0.32)	(0.11)	(0.06)	(0.17)	$14.69	(2.23%	)	$1,034,868,666	0.65%	0.77%	0.72%	94.50%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$19.91	0.05	(0.35)	(0.30)	–	–	–	$19.61	(1.51%	)	$296,925,003	0.86%	0.52%	0.94%	40.29%	(f)
Year Ended December 31, 2015	$22.67	0.08	0.84	0.92	(0.08)	(3.60)	(3.68)	$19.91	4.82%		$264,853,620	0.88%	0.35%	0.93%	114.71%
Year Ended December 31, 2014	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%		$282,930,748	0.88%	0.30%	0.93%	47.71%
Year Ended December 31, 2013	$17.27	0.07	6.19	6.26	(0.11)	–	(0.11)	$23.42	36.29%		$304,897,633	0.88%	0.34%	0.95%	44.07%
Year Ended December 31, 2012	$14.65	0.10	2.60	2.70	(0.08)	–	(0.08)	$17.27	18.42%		$271,613,800	0.88%	0.62%	0.95%	46.31%
Year Ended December 31, 2011	$15.14	0.08	(0.44)	(0.36)	(0.07)	(0.06)	(0.13)	$14.65	(2.50%	)	$278,960,967	0.90%	0.51%	0.97%	94.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,392,021,827	$—	$—	$1,392,021,827
Repurchase Agreements	—	50,096,346	—	50,096,346
Right	—	362,248	—	362,248
Total	$1,392,021,827	$50,458,594	$—	$1,442,480,421

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the outstanding securities lending transactions as of June 30, 2016, were $50,096,346, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$4,000,000	$—	$4,000,000	$(4,000,000)	$—
BNP Paribas Securities Corp.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.,	4,096,346	—	4,096,346	(4,096,346)	—
Natixis New York Branch	7,000,000	—	7,000,000	(7,000,000)	—
Natixis New York Branch	5,000,000	—	5,000,000	(5,000,000)	—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
RBS Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
RBS Securities, Inc.,	10,000,000	—	10,000,000	(10,000,000)	—
Total	$50,096,346	$—	$50,096,346	$(50,096,346)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Boston Advisors, LLC (the “Subadviser”) as subadviser to the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

The Trust and NFA have entered into a written contract waiving 0.038% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $250,140, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.48%, and after contractual fee waivers was 0.44%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, from exceeding the amounts listed in the table below until April 30, 2017.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$690,090	$453,453	$348,756	$260,824	$1,753,123

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $199,538 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,870.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $987,360.

4. Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5. Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $529,347,638 and sales of $617,120,570 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $179,077 of brokerage commissions.

9. Merger

At close of business on April 24, 2016, NVIT Large Cap Growth Fund (“Acquiring Fund”) acquired all of the net assets of NVIT Growth Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on December 9, 2015. The reorganization of the Target Fund was approved by the shareholders of the Target Fund at a meeting held on March 29, 2016. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 9,157,813 shares of the Acquiring Fund, valued at $182,388,961, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $178,541,229 and identified cost of $166,434,157 at April 24, 2016, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $1,293,746,557. The net assets of the Acquiring Fund immediately following the acquisition were $1,476,135,518. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class I and Class II shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class IV shares of the Target Fund received a number of shares proportional to their ownership of Class I of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
NVIT Growth Fund				$12,107,072
Class I	5,544,690	$102,502,028	$18.4865
Class II	5,500,144	56,932,030	10.3510
Class IV	1,241,881	22,954,903	18.4840
Acquiring Fund
NVIT Large Cap Growth Fund				$118,681,657
Class I	51,955,174	$1,036,280,477	$19.9457
Class II	12,969,579	257,466,080	19.8515
After Reorganization
NVIT Large Cap Growth Fund				$130,788,729
Class I	58,245,093	$1,161,737,408	$19.9457
Class II	15,837,473	314,398,110	19.8515

The following pro forma information for the six months ended June 30, 2016 is provided as though the reorganization had been completed on January 1, 2016, the beginning of the annual reporting period for the Fund:

●	Net investment income $4,724,537;

●	Net gain on investments $24,145,317;

●	Net change in unrealized appreciation/(depreciation) $(40,279,592); and

●	Net decrease in net assets resulting from operations $(11,409,738).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since April 24, 2016.

10. Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,370,811,793	$118,000,334	$(46,331,706)	$71,668,628

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

11. Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

29

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

37

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

38

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

39

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Semiannual Report

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund

SAR-MCO 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation†

Common Stocks	99.7%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries††

Berkshire Hathaway, Inc., Class B	4.8%
JPMorgan Chase & Co.	4.8%
Motorola Solutions, Inc.	4.3%
Goldman Sachs Group, Inc. (The)	4.3%
Intercontinental Exchange, Inc.	4.3%
HCA Holdings, Inc.	3.9%
Stanley Black & Decker, Inc.	3.8%
Alphabet, Inc., Class C	3.7%
Pfizer, Inc.	3.7%
Cardinal Health, Inc.	3.4%
Other Holdings	59.0%
100.0%

Top Holdings††

Health Care Providers & Services	11.1%
Diversified Financial Services	9.1%
Communications Equipment	7.6%
Banks	7.3%
Capital Markets	6.4%
Software	6.1%
Internet Software & Services	4.6%
Technology Hardware, Storage & Peripherals	4.6%
Aerospace & Defense	4.2%
Media	3.8%
Other Industries	35.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,005.50	4.29	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.59	4.32	0.86
Class II Shares	Actual	(a)	1,000.00	1,005.60	4.79	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.09	4.82	0.96

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 99.7%

	Shares	Market Value

Aerospace & Defense 4.2%
Boeing Co. (The)	24,000	$3,116,880
Raytheon Co.	35,000	4,758,250

		7,875,130

Banks 7.3%
JPMorgan Chase & Co.	144,000	8,948,160
Wells Fargo & Co.	100,000	4,733,000

		13,681,160

Capital Markets 6.4%
Charles Schwab Corp. (The)	155,000	3,923,050
Goldman Sachs Group, Inc. (The)	54,500	8,097,610

		12,020,660

Chemicals 1.6%
Methanex Corp.	105,000	3,055,500

Commercial Services & Supplies 2.4%
Pitney Bowes, Inc.	250,000	4,450,000

Communications Equipment 7.6%
Cisco Systems, Inc.	215,000	6,168,350
Motorola Solutions, Inc.	123,000	8,114,310

		14,282,660

Containers & Packaging 3.2%
Sealed Air Corp.	132,000	6,068,040

Diversified Financial Services 9.1%
Berkshire Hathaway, Inc., Class B*	62,000	8,976,980
Intercontinental Exchange, Inc.	31,500	8,062,740

		17,039,720

Electrical Equipment 1.5%
Rockwell Automation, Inc.	24,000	2,755,680

Energy Equipment & Services 2.6%
Schlumberger Ltd.	62,000	4,902,960

Food & Staples Retailing 2.1%
US Foods Holding Corp.*	160,000	3,878,400

Food Products 3.2%
Hain Celestial Group, Inc. (The)*	50,000	2,487,500
Mondelez International, Inc., Class A	78,000	3,549,780

		6,037,280

Health Care Equipment & Supplies 1.7%
Hill-Rom Holdings, Inc.	65,000	3,279,250

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 11.0%
Aetna, Inc.	30,000	$3,663,900
Cardinal Health, Inc.	82,000	6,396,820
HCA Holdings, Inc.*	96,000	7,392,960
Henry Schein, Inc.*	18,500	3,270,800

		20,724,480

Hotels, Restaurants & Leisure 1.1%
Bloomin’ Brands, Inc.	115,000	2,055,050

Industrial Conglomerates 3.3%
3M Co.	36,000	6,304,320

Information Technology Services 2.2%
PayPal Holdings, Inc.*	115,000	4,198,650

Internet Software & Services 4.6%
Alphabet, Inc., Class C *	10,000	6,921,000
eBay, Inc.*	75,000	1,755,750

		8,676,750

Machinery 3.8%
Stanley Black & Decker, Inc.	64,000	7,118,080

Media 3.8%
Omnicom Group, Inc.	20,000	1,629,800
Twenty-First Century Fox, Inc., Class A	204,000	5,518,200

		7,148,000

Oil, Gas & Consumable Fuels 1.2%
EOG Resources, Inc.	26,000	2,168,920

Pharmaceuticals 3.6%
Pfizer, Inc.	195,000	6,865,950

Road & Rail 1.5%
CSX Corp.	109,000	2,842,720

Software 6.1%
Activision Blizzard, Inc.	123,000	4,874,490
Microsoft Corp.	47,000	2,404,990
Symantec Corp.	202,000	4,149,080

		11,428,560

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	51,000	4,875,600
NCR Corp.*	135,000	3,748,950

		8,624,550

Total Investments (cost $151,146,112) (a) — 99.7%		187,482,470
Other assets in excess of liabilities — 0.3%		618,566

NET ASSETS — 100.0%		$188,101,036

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investments, at value (cost $151,146,112)	$187,482,470
Cash	313,293
Dividends receivable	144,700
Receivable for investments sold	965,345
Receivable for capital shares issued	8,091
Prepaid expenses	1,201

Total Assets	188,915,100

Liabilities:
Payable for investments purchased	542,710
Payable for capital shares redeemed	115,784
Accrued expenses and other payables:
Investment advisory fees	93,736
Fund administration fees	9,807
Distribution fees	4,924
Administrative servicing fees	20,709
Accounting and transfer agent fees	89
Custodian fees	1,309
Compliance program costs (Note 3)	209
Professional fees	12,515
Printing fees	11,015
Other	1,257

Total Liabilities	814,064

Net Assets	$188,101,036

Represented by:
Capital	$138,152,570
Accumulated undistributed net investment income	940,261
Accumulated net realized gains from investments	12,671,847
Net unrealized appreciation/(depreciation) from investments	36,336,358

Net Assets	$188,101,036

8

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
Net Assets:
Class I Shares	$164,320,151
Class II Shares	23,780,885

Total	$188,101,036

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	18,051,479
Class II Shares	2,643,297

Total	20,694,776

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.10
Class II Shares	$9.00

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$1,696,223
Interest income	6,272
Foreign tax withholding	(8,663)

Total Income	1,693,832

EXPENSES:
Investment advisory fees	565,638
Fund administration fees	59,172
Distribution fees Class II Shares	29,560
Administrative servicing fees Class I Shares	123,675
Professional fees	14,714
Printing fees	10,977
Trustee fees	3,096
Custodian fees	3,640
Accounting and transfer agent fees	286
Compliance program costs (Note 3)	414
Other	6,812

Total Expenses	817,984

NET INVESTMENT INCOME	875,848

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,528,286
Net change in unrealized appreciation/(depreciation) from investments	(3,536,331)

Net realized/unrealized losses from investments	(8,045)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$867,803

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$875,848	$1,671,481
Net realized gains from investments	3,528,286	9,270,803
Net change in unrealized appreciation/(depreciation) from investments	(3,536,331)	(12,956,184)

Change in net assets resulting from operations	867,803	(2,013,900)

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,424,734)
Class II	–	(182,101)
Net realized gains:
Class I	–	(16,101,100)
Class II	–	(2,327,659)

Change in net assets from shareholder distributions	–	(20,035,594)

Change in net assets from capital transactions	(12,712,095)	(8,062,966)

Change in net assets	(11,844,292)	(30,112,460)

Net Assets:
Beginning of period	199,945,328	230,057,788

End of period	$188,101,036	$199,945,328

Accumulated undistributed net investment income at end of period	$940,261	$64,413

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$627,920	$1,885,038
Dividends reinvested	–	17,525,834
Cost of shares redeemed	(11,583,625)	(25,258,196)

Total Class I Shares	(10,955,705)	(5,847,324)

Class II Shares
Proceeds from shares issued	486,353	1,017,794
Dividends reinvested	–	2,509,760
Cost of shares redeemed	(2,242,743)	(5,743,196)

Total Class II Shares	(1,756,390)	(2,215,642)

Change in net assets from capital transactions	$(12,712,095)	$(8,062,966)

11

Statements of Changes in Net Assets (Continued)

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	70,489	187,898
Reinvested	–	1,977,111
Redeemed	(1,300,518)	(2,550,433)

Total Class I Shares	(1,230,029)	(385,424)

Class II Shares
Issued	54,403	108,084
Reinvested	–	286,410
Redeemed	(256,894)	(577,950)

Total Class II Shares	(202,491)	(183,456)

Total change in shares	(1,432,520)	(568,880)

Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.05	0.04	0.01	0.05	–	–	–	$9.10	0.55%	$164,320,151	0.86%	0.94%	0.86%	14.17%
Year Ended December 31, 2015	$10.15	0.08	(0.22)	(0.14)	(0.07)	(0.89)	(0.96)	$9.05	(1.08%)	$174,480,732	0.84%	0.78%	0.84%	25.62%
Year Ended December 31, 2014	$11.40	0.10	0.62	0.72	(0.09)	(1.88)	(1.97)	$10.15	6.60%	$199,621,887	0.83%	0.91%	0.83%	26.67%
Year Ended December 31, 2013	$8.34	0.11	3.50	3.61	(0.11)	(0.44)	(0.55)	$11.40	43.82%	$215,486,565	0.84%	1.05%	0.84%	100.24%
Year Ended December 31, 2012	$7.79	0.12	1.17	1.29	(0.12)	(0.62)	(0.74)	$8.34	16.94%	$171,120,656	0.85%	1.47%	0.85%	125.03%
Year Ended December 31, 2011	$8.95	0.05	(1.09)	(1.04)	(0.05)	(0.07)	(0.12)	$7.79	(11.62%)	$175,068,378	0.83%	0.59%	0.83%	102.26%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.95	0.04	0.01	0.05	–	–	–	$9.00	0.56%	$23,780,885	0.96%	0.84%	0.96%	14.17%
Year Ended December 31, 2015	$10.05	0.07	(0.22)	(0.15)	(0.06)	(0.89)	(0.95)	$8.95	(1.19%)	$25,464,596	0.94%	0.68%	0.94%	25.62%
Year Ended December 31, 2014	$11.30	0.09	0.62	0.71	(0.08)	(1.88)	(1.96)	$10.05	6.56%	$30,435,901	0.93%	0.81%	0.93%	26.67%
Year Ended December 31, 2013	$8.28	0.10	3.46	3.56	(0.10)	(0.44)	(0.54)	$11.30	43.53%	$36,935,557	0.94%	0.96%	0.94%	100.24%
Year Ended December 31, 2012	$7.74	0.11	1.16	1.27	(0.11)	(0.62)	(0.73)	$8.28	16.84%	$24,165,815	0.95%	1.38%	0.95%	125.03%
Year Ended December 31, 2011	$8.89	0.05	(1.09)	(1.04)	(0.04)	(0.07)	(0.11)	$7.74	(11.66%)	$23,698,456	0.93%	0.53%	0.93%	102.26%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.60%.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $59,172 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $414.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $123,675.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $26,753,010 and sales of $37,711,963 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $7,176 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$151,291,007	$42,103,638	$(5,912,175)	$36,191,463

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund

SAR-SR 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation†

Common Stocks	98.7%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries††

Health Care Equipment & Supplies	10.2%
Industrial Conglomerates	7.0%
Internet Software & Services	5.2%
Semiconductors & Semiconductor Equipment	5.0%
Trading Companies & Distributors	5.0%
Oil, Gas & Consumable Fuels	4.9%
Household Durables	4.9%
Insurance	4.8%
Information Technology Services	4.5%
Personal Products	4.4%
Other Industries	44.1%
100.0%

Top Holdings††

Texas Instruments, Inc.	5.0%
Newell Brands, Inc.	4.9%
Progressive Corp. (The)	4.8%
Danaher Corp.	4.7%
Unilever NV, NYRS	4.4%
Becton, Dickinson and Co.	4.3%
Schlumberger Ltd.	4.1%
W.W. Grainger, Inc.	3.8%
Intuit, Inc.	3.8%
Eversource Energy	3.3%
Other Holdings	56.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,014.20	4.16	0.83
	Hypothetical	(a)(b)	1,000.00	1,020.74	4.17	0.83
Class II Shares	Actual	(a)	1,000.00	1,014.20	4.61	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.29	4.62	0.92
(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.7%

	Shares	Market Value

Airlines 1.6%
Ryanair Holdings PLC, ADR-IE	29,722	$2,066,868

Auto Components 3.0%
BorgWarner, Inc.	70,262	2,074,134
Delphi Automotive PLC	27,488	1,720,749

		3,794,883

Banks 4.2%
JPMorgan Chase & Co.	35,239	2,189,751
U.S. Bancorp	77,909	3,142,070

		5,331,821

Communications Equipment 2.7%
Motorola Solutions, Inc.	27,427	1,809,359
NetScout Systems, Inc.*	69,211	1,539,945

		3,349,304

Consumer Finance 2.7%
American Express Co.	55,787	3,389,618

Diversified Financial Services 2.9%
Intercontinental Exchange, Inc.	14,153	3,622,602

Diversified Telecommunication Services 3.2%
Level 3 Communications, Inc.*	79,549	4,095,978

Electric Utilities 3.3%
Eversource Energy	68,900	4,127,110

Energy Equipment & Services 4.1%
Schlumberger Ltd.	65,481	5,178,238

Health Care Equipment & Supplies 10.1%
Abbott Laboratories	97,785	3,843,928
Becton, Dickinson and Co.	31,514	5,344,459
Medtronic PLC	41,785	3,625,685

		12,814,072

Health Care Providers & Services 1.4%
Premier, Inc., Class A*	53,283	1,742,354

Household Durables 4.8%
Newell Brands, Inc.	126,006	6,120,111

Industrial Conglomerates 7.0%
3M Co.	16,403	2,872,493
Danaher Corp.	58,778	5,936,578

		8,809,071

Information Technology Services 4.4%
Alliance Data Systems Corp.*	16,200	3,173,904
MasterCard, Inc., Class A	27,577	2,428,431

		5,602,335

Common Stocks (continued)

	Shares	Market Value

Insurance 4.7%
Progressive Corp. (The)	177,910	$5,959,985

Internet Software & Services 5.1%
Alphabet, Inc., Class A*	4,049	2,848,593
eBay, Inc.*	156,253	3,657,883

		6,506,476

Oil, Gas & Consumable Fuels 4.8%
Cimarex Energy Co.	17,856	2,130,578
Noble Energy, Inc.	111,402	3,995,990

		6,126,568

Personal Products 4.3%
Unilever NV, NYRS-UK	116,694	5,477,616

Pharmaceuticals 2.1%
Roche Holding AG, ADR-CH	81,932	2,699,659

Professional Services 3.0%
ManpowerGroup, Inc.	25,320	1,629,089
Robert Half International, Inc.	57,351	2,188,514

		3,817,603

Real Estate Investment Trusts (REITs) 1.7%
Weyerhaeuser Co.	72,420	2,155,943

Road & Rail 1.8%
J.B. Hunt Transport Services, Inc.	28,016	2,267,335

Semiconductors & Semiconductor Equipment 5.0%
Texas Instruments, Inc.	100,065	6,269,072

Software 3.7%
Intuit, Inc.	42,036	4,691,638

Specialty Retail 1.0%
TJX Cos., Inc. (The)	16,398	1,266,418

Textiles, Apparel & Luxury Goods 1.2%
Gildan Activewear, Inc.	52,962	1,553,376

Trading Companies & Distributors 4.9%
NOW, Inc.*	80,858	1,466,764
W.W. Grainger, Inc.	21,075	4,789,294

		6,256,058

Total Investments (cost $103,080,340) (a) — 98.7%		125,092,112
Other assets in excess of liabilities — 1.3%		1,656,166

NET ASSETS — 100.0%		$126,748,278

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund (Continued)

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

IE	Ireland

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investments, at value (cost $103,080,340)	$125,092,112
Cash	826,581
Foreign currencies, at value (cost $4,449)	3,537
Dividends receivable	95,237
Receivable for investments sold	1,442,364
Receivable for capital shares issued	110
Prepaid expenses	812

Total Assets	127,460,753

Liabilities:
Payable for investments purchased	334,265
Payable for capital shares redeemed	264,304
Accrued expenses and other payables:
Investment advisory fees	67,088
Fund administration fees	8,707
Distribution fees	8,992
Administrative servicing fees	7,437
Accounting and transfer agent fees	92
Custodian fees	805
Compliance program costs (Note 3)	138
Professional fees	9,750
Printing fees	9,490
Other	1,407

Total Liabilities	712,475

Net Assets	$126,748,278

Represented by:
Capital	$84,284,916
Accumulated undistributed net investment income	668,686
Accumulated net realized gains from investments and foreign currency transactions	19,783,816
Net unrealized appreciation/(depreciation) from investments	22,011,772
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(912)

Net Assets	$126,748,278

Net Assets:
Class I Shares	$6,123,306
Class II Shares	120,624,972

Total	$126,748,278

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	450,961
Class II Shares	8,892,365

Total	9,343,326

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.58
Class II Shares	$13.57

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$1,195,308
Interest income	3,472
Foreign tax withholding	(2,379)

Total Income	1,196,401

EXPENSES:
Investment advisory fees	414,367
Fund administration fees	52,605
Distribution fees Class II Shares	151,452
Administrative servicing fees Class I Shares	1,584
Administrative servicing fees Class II Shares	30,290
Professional fees	13,590
Printing fees	10,384
Trustee fees	2,089
Custodian fees	2,527
Accounting and transfer agent fees	269
Compliance program costs (Note 3)	282
Other	6,242

Total expenses before fees waived and expenses reimbursed	685,681

Distribution fees waived — Class II (Note 3)	(96,929)
Expenses reimbursed by adviser (Note 3)	(5,388)

Net Expenses	583,364

NET INVESTMENT INCOME	613,037

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,943,083
Net change in unrealized appreciation/(depreciation) from investments	(6,035,359)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(380)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(6,035,739)

Net realized/unrealized gains from investments and translation of assets and liabilities denominated in foreign currencies	907,344

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,520,381

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$613,037	$1,172,259
Net realized gains from investments and foreign currency transactions	6,943,083	13,202,330
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(6,035,739)	(14,866,013)

Change in net assets resulting from operations	1,520,381	(491,424)

Distributions to Shareholders From:
Net investment income:
Class I	–	(63,402)
Class II	–	(1,049,735)
Net realized gains:
Class I	–	(1,274,531)
Class II	–	(23,356,072)

Change in net assets from shareholder distributions	–	(25,743,740)

Change in net assets from capital transactions	(12,619,976)	414,640

Change in net assets	(11,099,595)	(25,820,524)

Net Assets:
Beginning of period	137,847,873	163,668,397

End of period	$126,748,278	$137,847,873

Accumulated undistributed net investment income at end of period	$668,686	$55,649

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$129,143	$1,020,712
Dividends reinvested	–	1,337,933
Cost of shares redeemed	(1,149,475)	(1,917,036)

Total Class I Shares	(1,020,332)	441,609

Class II Shares
Proceeds from shares issued	174,973	4,978,684
Dividends reinvested	–	24,405,807
Cost of shares redeemed	(11,774,617)	(29,411,460)

Total Class II Shares	(11,599,644)	(26,969)

Change in net assets from capital transactions	$(12,619,976)	$414,640

SHARE TRANSACTIONS:
Class I Shares
Issued	9,804	63,384
Reinvested	–	103,474
Redeemed	(87,742)	(121,370)

Total Class I Shares	(77,938)	45,488

11

Statements of Changes in Net Assets (Continued)

	Neuberger Berman NVIT Socially Responsible Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	$13,497	$321,068
Reinvested	–	1,889,239
Redeemed	(895,555)	(1,864,039)

Total Class II Shares	(882,058)	346,268

Total change in shares	(959,996)	391,756

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.39	0.07	0.12	0.19	–	–	–	$13.58	1.42%		$6,123,306	0.83%	1.06%	0.84%	13.87%
Year Ended December 31, 2015	$16.52	0.14	(0.33)	(0.19)	(0.12)	(2.82)	(2.94)	$13.39	(0.32%	)	$7,079,701	0.82%	0.87%	0.82%	19.43%
Year Ended December 31, 2014	$15.08	0.15	1.45	1.60	(0.16)	–	(0.16)	$16.52	10.60%		$7,985,893	0.80%	0.95%	0.80%	32.63%
Year Ended December 31, 2013	$10.95	0.09	4.15	4.24	(0.11)	–	(0.11)	$15.08	38.77%		$11,149,054	0.80%	0.70%	0.80%	29.66%
Year Ended December 31, 2012	$9.94	0.13	1.01	1.14	(0.13)	–	(0.13)	$10.95	11.50%		$8,105,858	0.81%	1.23%	0.81%	29.83%
Year Ended December 31, 2011	$10.34	0.06	(0.39)	(0.33)	(0.07)	–	(0.07)	$9.94	(3.18%	)	$6,590,973	0.79%	0.57%	0.79%	30.20%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.38	0.06	0.13	0.19	–	–	–	$13.57	1.42%	(f)	$120,624,972	0.92%	0.96%	1.09%	13.87%
Year Ended December 31, 2015	$16.51	0.12	(0.32)	(0.20)	(0.11)	(2.82)	(2.93)	$13.38	(0.42%	)	$130,768,172	0.91%	0.78%	1.07%	19.43%
Year Ended December 31, 2014	$15.07	0.13	1.45	1.58	(0.14)	–	(0.14)	$16.51	10.51%		$155,682,504	0.89%	0.82%	1.05%	32.63%
Year Ended December 31, 2013	$10.95	0.08	4.14	4.22	(0.10)	–	(0.10)	$15.07	38.55%		$185,012,617	0.89%	0.62%	1.05%	29.66%
Year Ended December 31, 2012	$9.94	0.12	1.01	1.13	(0.12)	–	(0.12)	$10.95	11.38%		$156,621,330	0.90%	1.13%	1.06%	29.83%
Year Ended December 31, 2011	$10.34	0.05	(0.38)	(0.33)	(0.07)	–	(0.07)	$9.94	(3.27%	)	$179,310,401	0.88%	0.50%	1.04%	30.20%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.65%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2017.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$—	$—	$—	$5,388	$5,388

Amounts designated as “—” are zero or have been rounded to zero.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $52,605 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $282.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $96,929, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.05% and 0.05% for Class I and Class II shares, respectively, for a total amount of $31,874.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $17,757,576 and sales of $29,759,146 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;

●	economic or political changes could make certain companies less attractive for investment; or

●	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $7,429 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$103,203,977	$27,563,822	$(5,675,687)	$21,888,135

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Flexible Fixed Income Fund

SAR-FLX-FX 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Flexible Fixed Income Fund

Asset Allocation†

Fixed Income Funds	93.4%
Commodity	7.1%
Liabilities in excess of other assets	(0.5)%
100.0%

Top Holdings††

Federated NVIT High Income Bond Fund, Class Y	25.0%
NVIT Multi Sector Bond Fund, Class Y	15.0%
NVIT Bond Index Fund, Class Y	12.9%
NVIT Core Bond Fund, Class Y	11.9%
iShares JP Morgan USD Emerging Markets Bond ETF	10.2%
Nationwide Core Plus Bond Fund, Institutional Class	10.0%
PIMCO Variable Insurance Trust — Commodity Real Return Strategy Portfolio, Institutional Class	7.0%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	5.0%
NVIT Short Term Bond Fund, Class Y	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Flexible Fixed Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Fixed Income Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class P Shares	Actual	(b)	1,000.00	1,069.20	2.73	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.23	2.66	0.53

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Flexible Fixed Income Fund

Mutual Funds 90.3%

	Shares	Market Value

Commodity 7.1%
PIMCO Variable Insurance Trust — Commodity Real Return Strategy Portfolio, Institutional Class	18,710	$148,933

Total Commodity (cost $161,131)		148,933

Fixed Income Funds 83.2%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	11,714	105,546
Federated NVIT High Income Bond Fund, Class Y (a)	81,428	529,285
Nationwide Core Plus Bond Fund, Institutional Class (a)	20,345	211,586
NVIT Bond Index Fund, Class Y (a)	25,070	274,019
NVIT Core Bond Fund, Class Y (a)	22,712	253,236
NVIT Multi Sector Bond Fund, Class Y (a)	34,041	318,282
NVIT Short Term Bond Fund, Class Y (a)	6,056	63,285

Total Fixed Income Funds (cost $1,746,266)		1,755,239

Total Mutual Funds (cost $1,907,397)		1,904,172

Exchange Traded Fund 10.2%
Fixed Income Fund 10.2%
iShares JP Morgan USD Emerging Markets Bond ETF	1,871	215,446

Total Exchange Traded Fund (cost $209,016)		215,446

Total Investments (cost $2,116,413) (b) — 100.5%		2,119,618
Liabilities in excess of other assets — (0.5)%		(10,972)

NET ASSETS — 100.0%		$2,108,646

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Flexible Fixed Income Fund
Assets:
Investments in affiliates, at value (cost $1,640,736)	$1,649,693
Investments in non-affiliates, at value (cost $475,677)	469,925

Total Investments, at value (total cost $2,116,413)	2,119,618

Receivable for investments sold	114
Due from investment advisor	5,418
Prepaid expenses	13

Total Assets	2,125,163

Liabilities:
Payable for capital shares redeemed	47
Cash overdraft (Note 2)	162
Accrued expenses and other payables:
Fund administration fees	3,084
Distribution fees	425
Accounting and transfer agent fees	50
Custodian fees	66
Compliance program costs (Note 3)	37
Professional fees	6,354
Printing fees	4,564
Other	1,728

Total Liabilities	16,517

Net Assets	$2,108,646

Represented by:
Capital	$2,175,040
Accumulated undistributed net investment income	6,197
Accumulated net realized losses from affiliated and non-affiliated investments	(75,796)
Net unrealized appreciation/(depreciation) from investments in affiliates	8,957
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(5,752)

Net Assets	$2,108,646

Net Assets:
Class P Shares	$2,108,646

Total	$2,108,646

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	220,199

Total	220,199

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.58

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Flexible Fixed Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,750
Dividend income from affiliates	4,870

Total Income	11,620

EXPENSES:
Investment advisory fees	2,046
Fund administration fees	19,257
Distribution fees Class P Shares	2,558
Professional fees	6,561
Printing fees	4,697
Trustee fees	34
Custodian fees	19
Accounting and transfer agent fees	9
Miscellaneous fee	4,941
Other	13

Total expenses before earnings credit and expenses reimbursed	40,135

Earnings credit (Note 5)	(19)
Expenses reimbursed by adviser (Note 3)	(34,693)

Net Expenses	5,423

NET INVESTMENT INCOME	6,197

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(28,364)
Net realized losses from investment transactions with non-affiliates	(29,483)

Net realized losses from affiliated and non-affiliated investments	(57,847)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	121,866
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	67,693

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	189,559

Net realized/unrealized gains from affiliated and non-affiliated investments	131,712

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$137,909

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Flexible Fixed Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$6,197	$57,043
Net realized losses from affiliated and non-affiliated investments	(57,847)	(7,256)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	189,559	(113,668)

Change in net assets resulting from operations	137,909	(63,881)

Distributions to Shareholders From:
Net investment income:
Class P	–	(59,320)

Change in net assets from shareholder distributions	–	(59,320)

Change in net assets from capital transactions	1,694	570,768

Change in net assets	139,603	447,567

Net Assets:
Beginning of period	1,969,043	1,521,476

End of period	$2,108,646	$1,969,043

Accumulated undistributed net investment income at end of period	$6,197	$–

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$218,586	$722,063
Dividends reinvested	–	59,320
Cost of shares redeemed	(216,892)	(210,615)

Total Class P Shares	1,694	570,768

Change in net assets from capital transactions	$1,694	$570,768

SHARE TRANSACTIONS:
Class P Shares
Issued	24,072	76,197
Reinvested	–	6,643
Redeemed	(23,637)	(21,936)

Total Class P Shares	435	60,904

Total change in shares	435	60,904

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Fixed Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.96	0.03	0.59	0.62	–	–	$9.58	6.92%		$2,108,646	0.53%	0.60%		3.92%	32.86%
Year Ended December 31, 2015	$9.58	0.35	(0.69)	(0.34)	(0.28)	(0.28)	$8.96	(3.52%	)	$1,969,043	0.53%	3.65%		4.97%	16.76%
Period Ended December 31, 2014 (f)	$10.00	0.24	(0.41)	(0.17)	(0.25)	(0.25)	$9.58	(1.70%	)	$1,521,476	0.54%	2.35%	(g)	6.11%	322.17%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Flexible Fixed Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the unaffiliated and affiliated registered open-end Underlying Funds and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Certain non-asset based expenses are estimated and accrued daily. Expense estimate true-ups are recorded routinely and could result in negative expenses on the Statement of Operations.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount(a)	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$58,071	$69,363	$34,693	$162,127

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $19,257 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Federated NVIT High Income Bond Fund, Class Y	$395,913	$166,436	$65,338	$—	$(9,012)	$—	$529,285
Nationwide Core Plus Bond Fund, Institutional Class	98,820	118,658	10,530	2,274	(80)	—	211,586
Nationwide High Yield Bond Fund, Institutional Class	139,020	16,927	158,714	2,596	(14,201)	—	—
NVIT Bond Index Fund, Class Y	354,583	39,806	137,572	—	(461)	—	274,019
NVIT Core Bond Fund, Class Y	275,957	30,231	70,977	—	(2,030)	—	253,236
NVIT Multi Sector Bond Fund, Class Y	177,571	147,041	22,662	—	(1,537)	—	318,282
NVIT Short Term Bond Fund, Class Y	98,554	10,966	48,499	—	(1,043)	—	63,285

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Earnings Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $689,959 and sales of $679,265 (excluding short-term securities).

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated and unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,149,484	$7,985	$(37,851)	$(29,866)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

19

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding
12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

-            -             -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

23

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

29

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

30

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

31

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

32

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

33

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

34

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

35

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Flexible Moderate Growth Fund

SAR-FLX-MOD 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Flexible Moderate Growth Fund

Asset Allocation†

Equity Funds	62.5%
Fixed Income Funds	23.8%
Alternative Assets	13.9%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings††

NVIT Core Bond Fund, Class Y	14.9%
NVIT S&P 500 Index Fund, Class Y	14.0%
NVIT International Index Fund, Class Y	13.0%
NVIT Mid Cap Index Fund, Class Y	11.9%
NVIT Real Estate Fund, Class Y	10.4%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
Federated NVIT High Income Bond Fund, Class Y	8.9%
Nationwide US Small Cap Value Fund, Institutional Class	6.9%
NVIT Emerging Markets Fund, Class Y	6.1%
Rydex Variable Trust — Global Managed Futures Strategy	3.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Flexible Moderate Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Moderate Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class P Shares	Actual	(b)	1,000.00	1,045.20	2.80	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.13	2.77	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Flexible Moderate Growth Fund

Mutual Funds 100.2%

	Shares	Market Value

Alternative Assets 13.9%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	58,179	$557,933
Rydex Variable Trust — Global Managed Futures Strategy	12,351	218,124

Total Alternative Assets (cost $763,880)		776,057

Equity Funds 62.5%
Nationwide US Small Cap Value Fund, Institutional Class (a)	31,776	383,531
NVIT Emerging Markets Fund, Class Y (a)	35,322	341,209
NVIT International Index Fund, Class Y (a)	86,164	725,499
NVIT Mid Cap Index Fund, Class Y (a)	27,560	666,950
NVIT Real Estate Fund, Class Y (a)	81,394	580,336
NVIT S&P 500 Index Fund, Class Y (a)	53,757	780,011

Total Equity Funds (cost $3,508,487)		3,477,536

Fixed Income Funds 23.8%
Federated NVIT High Income Bond Fund, Class Y (a)	76,619	498,024
NVIT Core Bond Fund, Class Y (a)	74,400	829,557

Total Fixed Income Funds (cost $1,311,102)		1,327,581

Total Mutual Funds (cost $5,583,469)		5,581,174

Total Investments (cost $5,583,469) (b) — 100.2%		5,581,174
Liabilities in excess of other assets — (0.2)%		(11,759)

NET ASSETS — 100.0%		$5,569,415

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Flexible Moderate Growth Fund
Assets:
Investments in affiliates, at value (cost $5,356,809)	$5,363,050
Investment in non-affiliate, at value (cost $226,660)	218,124

Total Investments, at value (total cost $5,583,469)	5,581,174

Receivable for investments sold	75
Due from investment advisor	4,667
Prepaid expenses	22

Total Assets	5,585,938

Liabilities:
Payable for capital shares redeemed	75
Accrued expenses and other payables:
Fund administration fees	3,144
Distribution fees	1,125
Accounting and transfer agent fees	54
Custodian fees	45
Compliance program costs (Note 3)	30
Professional fees	6,538
Printing fees	3,848
Other	1,664

Total Liabilities	16,523

Net Assets	$5,569,415

Represented by:
Capital	$5,659,004
Accumulated undistributed net investment income	13,158
Accumulated net realized losses from affiliated and non-affiliated investments	(100,452)
Net unrealized appreciation/(depreciation) from investments in affiliates	6,241
Net unrealized appreciation/(depreciation) from investment in non-affiliate	(8,536)

Net Assets	$5,569,415

Net Assets:
Class P Shares	$5,569,415

Total	$5,569,415

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	587,585

Total	587,585

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.48

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Flexible Moderate Growth Fund
EXPENSES:
Investment advisory fees	$4,160
Fund administration fees	19,484
Distribution fees Class P Shares	5,199
Professional fees	6,776
Printing fees	4,687
Trustee fees	71
Custodian fees	23
Accounting and transfer agent fees	11
Miscellaneous fee	4,947
Other	18

Total expenses before earnings credit and expenses reimbursed	45,376

Earnings credit (Note 5)	(9)
Expenses reimbursed by adviser (Note 3)	(33,913)

Net Expenses	11,454

NET INVESTMENT LOSS	(11,454)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(64,590)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	278,314
Net change in unrealized appreciation/(depreciation) from investments in non-affiliate	(9,706)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliate	268,608

Net realized/unrealized gains from affiliated and non-affiliated investments	204,018

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$192,564

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Flexible Moderate Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(11,454)	$46,210
Net realized gains/(losses) from affiliated investments	(64,590)	67,006
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliate	268,608	(199,059)

Change in net assets resulting from operations	192,564	(85,843)

Distributions to Shareholders From:
Net investment income:
Class P	–	(51,227)
Net realized gains:
Class P	–	(73,027)

Change in net assets from shareholder distributions	–	(124,254)

Change in net assets from capital transactions	1,793,937	1,875,608

Change in net assets	1,986,501	1,665,511

Net Assets:
Beginning of period	3,582,914	1,917,403

End of period	$5,569,415	$3,582,914

Accumulated undistributed net investment income at end of period	$13,158	$24,612

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$1,868,574	$1,895,528
Dividends reinvested	–	124,254
Cost of shares redeemed	(74,637)	(144,174)

Total Class P Shares	1,793,937	1,875,608

Change in net assets from capital transactions	$1,793,937	$1,875,608

SHARE TRANSACTIONS:
Class P Shares
Issued	200,626	201,138
Reinvested	–	13,774
Redeemed	(8,250)	(15,237)

Total Class P Shares	192,376	199,675

Total change in shares	192,376	199,675

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Moderate Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.07	(0.02)	0.43	0.41	–	–	–	$9.48	4.52%		$5,569,415	0.55%	(0.55%	)	2.18%	20.40%
Year Ended December 31, 2015	$9.81	0.20	(0.53)	(0.33)	(0.16)	(0.25)	(0.41)	$9.07	(3.34%	)	$3,582,914	0.55%	2.08%		3.66%	9.07%
Period Ended December 31, 2014 (f)	$10.00	0.19	0.15	0.34	(0.21)	(0.32)	(0.53)	$9.81	3.41%		$1,917,403	0.55%	1.88%	(g)	5.84%	43.59%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Flexible Moderate Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Certain non-asset based expenses are estimated and accrued daily. Expense estimate true-ups are recorded routinely and could result in negative expenses on the Statement of Operations.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount(a)	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$57,938	$69,159	$33,913	$161,010

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $19,484 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Portfolio Completion Fund, Institutional Class	$507,081	$225,459	$210,611	$—	$(16,592)	$—	$557,933
Nationwide Global Equity Fund, Institutional Class	178,432	57,862	237,034	—	(14,631)	—	—
Nationwide US Small Cap Value Fund, Institutional Class	284,545	138,967	51,935	—	(15,037)	—	383,531
NVIT Emerging Markets Fund, Class Y	143,170	188,883	2,556	—	(506)	—	341,209
NVIT International Index Fund, Class Y	285,490	464,432	3,473	—	(565)	—	725,499
NVIT Mid Cap Market Index Fund, Class Y	499,097	237,511	112,939	—	(10,749)	—	666,950
NVIT Real Estate Fund, Class Y	251,395	301,035	18,188	—	(10,970)	—	580,336
NVIT S&P 500 Index Fund, Class Y	642,847	305,885	194,534	—	6,629	—	780,011
Federated NVIT High Income Bond Fund, Class Y	181,504	304,475	5,792	—	(701)	—	498,024
NVIT Core Bond Fund, Class Y	545,337	276,376	33,396	—	(1,468)	—	829,557

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Earnings Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $2,655,738 and sales of $870,458 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Information about unaffiliated Underlying Fund risks may be found in such Fund’s semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated and unaffiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$5,670,670	$40,496	$(129,992)	$(89,496)

11. Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

20

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

-            -             -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund

SAR-FOS 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Lazard NVIT Flexible Opportunistic Strategies Fund

Asset Allocation†

Equity Funds	47.5%
Fixed Income Funds	24.6%
Closed-End Mutual Funds	9.9%
Exchange Traded Note	2.7%
Other assets in excess of liabilities††	15.3%
100.0%

Top Holdings†††

iShares iBoxx $ Investment Grade Corporate Bond ETF	14.6%
PowerShares Fundamental High Yield Corporate Bond Portfolio	9.0%
VanEck Vectors Fallen Angel High Yield Bond ETF	6.2%
iShares Latin America 40 ETF	6.1%
iShares Global Materials ETF	6.0%
iShares Core Dividend Growth ETF	6.0%
PowerShares Aerospace & Defense Portfolio	5.9%
Eaton Vance Limited Duration Income Fund	5.9%
SPDR S&P 500 ETF Trust	5.9%
iShares MSCI Japan Small-Cap ETF	5.9%
Other Holdings	28.5%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Lazard NVIT Flexible Opportunistic Strategies Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Lazard NVIT Flexible Opportunistic Strategies Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class P Shares	Actual	(b)	1,000.00	1,008.10	5.54	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.34	5.57	1.11

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund

Mutual Funds 9.9%

	Shares	Market Value

Closed-End Mutual Funds 9.9%
Eaton Vance Limited Duration Income Fund	28,840	$387,609
Prudential Global Short Duration High Yield Fund, Inc.	25,360	380,654

Total Mutual Funds (cost $734,436)		768,263

Exchange Traded Funds 72.1%
Equity Funds 47.5%
Alerian MLP ETF	29,980	381,346
Industrial Select Sector SPDR Fund	5,565	311,417
iShares Core Dividend Growth ETF	14,305	390,097
iShares Global Materials ETF	7,990	391,910
iShares Latin America 40 ETF	15,165	398,688
iShares MSCI Europe Small-Cap ETF	5,550	230,991
iShares MSCI Japan Small-Cap ETF	6,395	383,892
PowerShares Aerospace & Defense Portfolio	10,400	389,376
SPDR S&P 500 ETF Trust	1,840	385,535
VanEck Vectors Fallen Angel High Yield Bond ETF	14,645	407,863

Total Equity Funds (cost $3,566,792)		3,671,115

Fixed Income Funds 24.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,775	954,226
PowerShares Fundamental High Yield Corporate Bond Portfolio	31,900	586,960
Vanguard Short-Term Corporate Bond ETF	4,520	365,397

Total Fixed Income Funds (cost $1,843,213)		1,906,583

Total Exchange Traded Funds (cost $5,410,005)		5,577,698

Exchange Traded Note 2.7%

	Principal Amount	Market Value

Exchange Traded Note 2.7%
VelocityShares Daily Inverse VIX Short Term ETN*	$8,210	$205,168

Total Exchange Traded Note (cost $214,118)		205,168

Total Investments (cost $6,358,559) (a) — 84.7%		6,551,129
Other assets in excess of liabilities — 15.3%		1,184,303

NET ASSETS — 100.0%		$7,735,432

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

ETN	Exchange Traded Note

VIX	Chicago Board Options Exchange Volatility Index

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund
Assets:
Investments, at value (cost $6,358,559)	$6,551,129
Cash	1,949,527
Dividends receivable	1,984
Receivable for investments sold	366,511
Receivable for capital shares issued	84
Receivable for investment advisory fees	3,718
Prepaid expenses	46

Total Assets	8,872,999

Liabilities:
Payable for investments purchased	1,118,491
Accrued expenses and other payables:
Fund administration fees	6,322
Distribution fees	1,578
Accounting and transfer agent fees	45
Custodian fees	32
Compliance program costs (Note 3)	3
Professional fees	6,483
Printing fees	2,919
Other	1,694

Total Liabilities	1,137,567

Net Assets	$7,735,432

Represented by:
Capital	$7,783,196
Accumulated undistributed net investment income	67,356
Accumulated net realized losses from investments and forward and foreign currency transactions	(307,690)
Net unrealized appreciation/(depreciation) from investments	192,570

Net Assets	$7,735,432

Net Assets:
Class P Shares	$7,735,432

Total	$7,735,432

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	780,739

Total	780,739

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.91

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund
INVESTMENT INCOME:
Dividend income	$94,125
Interest income	2,802

Total Income	96,927

EXPENSES:
Investment advisory fees	29,653
Fund administration fees	38,755
Distribution fees Class P Shares	9,267
Professional fees	6,556
Printing fees	4,571
Trustee fees	122
Custodian fees	92
Accounting and transfer agent fees	9
Compliance program costs (Note 3)	4
Miscellaneous fee	5,025
Other	26

Total expenses before expenses reimbursed	94,080

Expenses reimbursed by adviser (Note 3)	(52,934)

Net Expenses	41,146

NET INVESTMENT INCOME	55,781

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(287,397)
Net realized losses from forward and foreign currency transactions (Note 2)	(9,045)

Net realized losses from investments and forward and foreign currency transactions	(296,442)

Net change in unrealized appreciation/(depreciation) from investments	294,709
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	11,575

Net change in unrealized appreciation/(depreciation) from investments and forward foreign currency contracts	306,284

Net realized/unrealized gains from investments and forward and foreign currency transactions	9,842

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$65,623

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	Lazard NVIT Flexible Opportunistic Strategies Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$55,781	$36,534
Net realized gains/(losses) from investments and forward and foreign currency transactions	(296,442)	61,012
Net change in unrealized appreciation/(depreciation) from investments and forward and foreign currency contracts	306,284	(305,631)

Change in net assets resulting from operations	65,623	(208,085)

Distributions to Shareholders From:
Net investment income:
Class P	–	(16,169)
Net realized gains:
Class P	–	(27,471)
Return of capital:
Class P	–	(13,529)

Change in net assets from shareholder distributions	–	(57,169)

Change in net assets from capital transactions	90,771	2,047,890

Change in net assets	156,394	1,782,636

Net Assets:
Beginning of period	7,579,038	5,796,402

End of period	$7,735,432	$7,579,038

Accumulated undistributed net investment income at end of period	$67,356	$11,575

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$164,100	$2,202,471
Dividends reinvested	–	57,169
Cost of shares redeemed	(73,329)	(211,750)

Total Class P Shares	90,771	2,047,890

Change in net assets from capital transactions	$90,771	$2,047,890

SHARE TRANSACTIONS:
Class P Shares
Issued	17,029	220,605
Reinvested	–	5,876
Redeemed	(7,479)	(21,244)

Total Class P Shares	9,550	205,237

Total change in shares	9,550	205,237

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Lazard NVIT Flexible Opportunistic Strategies Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.83	0.07	0.01	0.08	–	–	–	–	$9.91	0.81%		$7,735,432	1.11%	1.50%		2.54%	143.79%
Year Ended December 31, 2015	$10.24	0.06	(0.39)	(0.33)	(0.02)	(0.04)	(0.02)	(0.08)	$9.83	(3.24%	)	$7,579,038	1.11%	0.59%		3.03%	240.92%
Period Ended December 31, 2014 (f)	$10.00	0.04	0.31	0.35	(0.07)	(0.04)	–	(0.11)	$10.24	3.55%		$5,796,402	1.12%	0.38%	(g)	3.71%	239.28%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Lazard NVIT Flexible Opportunistic Strategies Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated exchange-traded funds (“ETFs”) and closed-end funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Fund also invests in exchange-traded notes (“ETN”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Closed-end and exchange-traded funds are valued at their last reported sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Exchange Traded Notes are valued at the last quoted sales price. Shares of the unaffiliated registered open-end Underlying Funds, closed-end funds, exchange-traded funds, and exchange traded notes valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in order to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency or make an active, tactical investment in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”, if applicable.

At June 30, 2016, the Fund had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(9,045)
Total	$(9,045)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$11,575
Total	$11,575

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

For the period ended June 30, 2016, the average amounts of outstanding forward foreign currency contracts held by the Fund were as follows.

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased (a)	$305,919
Average Settlement Value Sold (a)	$455,206

(a)	The Fund entered into forward foreign currency exchange contracts from January 1, 2016 through May 18, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Certain non-asset based expenses are estimated and accrued daily. Expense estimate true-ups are recorded routinely and could result in negative expenses on the Statement of Operations.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.80%
$100 million and more	0.70%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.80%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.86% for Class P shares of the Fund until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount (a)	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$97,987	$118,443	$52,934	$269,364

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $38,755 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $4.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $9,338,954 and sales of $8,679,727 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$6,359,261	$233,726	$(41,858)	$191,868

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

19

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

20

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

-            -             -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

23

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

24

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

29

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

30

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

31

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

32

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

33

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

34

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

35

Semiannual Report

June 30, 2016 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

SAR-LW-CAP 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Loring Ward NVIT Capital Appreciation Fund

Asset Allocation†

Equity Funds	85.0%
Fixed Income Funds	13.2%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	21.1%
DFA VA International Value Portfolio	17.5%
DFA VA U.S. Large Value Portfolio	15.1%
DFA U.S. Small Cap Portfolio, Institutional Class	9.9%
DFA VA International Small Portfolio	8.7%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	7.2%
DFA VA Global Bond Portfolio	7.1%
DFA VA Short-Term Fixed Portfolio	6.1%
DFA Real Estate Securities Portfolio, Institutional Class	5.3%
NVIT Money Market Fund, Class Y	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Loring Ward NVIT Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Capital Appreciation Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,022.40	3.67	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.23	3.67	0.73
Class P Shares	Actual	(b)	1,000.00	1,022.20	2.92	0.58
	Hypothetical	(b)(c)	1,000.00	1,021.98	2.92	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

Mutual Funds 100.2%

	Shares	Market Value

Equity Funds 85.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	23,701	$405,531
DFA Real Estate Securities Portfolio, Institutional Class	8,084	298,045
DFA U.S. Core Equity 1 Portfolio, Institutional Class	67,653	1,191,373
DFA U.S. Small Cap Portfolio, Institutional Class	19,221	561,434
DFA VA International Small Portfolio*	44,554	489,645
DFA VA International Value Portfolio*	98,102	987,884
DFA VA U.S. Large Value Portfolio*	39,594	851,677

Total Equity Funds (cost $4,955,220)		4,785,589

Fixed Income Funds 13.2%
DFA VA Global Bond Portfolio*	36,263	400,343
DFA VA Short-Term Fixed Portfolio*	33,634	344,416

Total Fixed Income Funds (cost $737,339)		744,759

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	115,335	115,335

Total Money Market Fund (cost $115,335)		115,335

Total Mutual Funds (cost $5,807,894)		5,645,683

Total Investments (cost $5,807,894) (c) — 100.2%		5,645,683
Liabilities in excess of other assets — (0.2)%		(13,376)

NET ASSETS — 100.0%		$5,632,307

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of June 30, 2016.

(b)	Investment in affiliate.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund
Assets:
Investment in affiliate, at value (cost $115,335)	$115,335
Investments in non-affiliates, at value (cost $5,692,559)	5,530,348

Total Investments, at value (total cost $5,807,894)	5,645,683

Receivable for investments sold	40
Receivable for capital shares issued	79
Due from investment advisor	4,834
Prepaid expenses	31

Total Assets	5,650,667

Liabilities:
Payable for capital shares redeemed	119
Accrued expenses and other payables:
Fund administration fees	3,310
Distribution fees	1,142
Administrative servicing fees	495
Accounting and transfer agent fees	26
Custodian fees	10
Professional fees	6,696
Printing fees	4,839
Other	1,723

Total Liabilities	18,360

Net Assets	$5,632,307

Represented by:
Capital	$5,763,044
Accumulated undistributed net investment income	4,953
Accumulated net realized gains from affiliated and non-affiliated investments	26,521
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(162,211)

Net Assets	$5,632,307

Net Assets:
Class II Shares	$4,147,517
Class P Shares	1,484,790

Total	$5,632,307

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	378,515
Class P Shares	140,179

Total	518,694

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.96
Class P Shares	$10.59

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$21,924
Dividend income from affiliate	72

Total Income	21,996

EXPENSES:
Investment advisory fees	5,942
Fund administration fees	20,565
Distribution fees Class II Shares	4,461
Distribution fees Class P Shares	1,728
Administrative servicing fees Class II Shares	2,677
Professional fees	6,794
Printing fees	5,458
Trustee fees	82
Custodian fees	82
Accounting and transfer agent fees	100
Compliance program costs (Note 3)	4
Miscellaneous fee	4,993
Other	20

Total expenses before expenses reimbursed	52,906

Expenses reimbursed by adviser (Note 3)	(35,863)

Net Expenses	17,043

NET INVESTMENT INCOME	4,953

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with non-affiliates	(15,310)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	129,751

Net realized/unrealized gains from non-affiliated investments	114,441

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$119,394

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	Loring Ward NVIT Capital Appreciation Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$4,953	$63,627
Net realized gains/(losses) from non-affiliated investments	(15,310)	222,897
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	129,751	(398,429)

Change in net assets resulting from operations	119,394	(111,905)

Distributions to Shareholders From:
Net investment income:
Class II	–	(55,017)
Class P	–	(38,083)
Net realized gains:
Class II	–	(143,627)
Class P	–	(73,442)

Change in net assets from shareholder distributions	–	(310,169)

Change in net assets from capital transactions	688,056	2,146,623

Change in net assets	807,450	1,724,549

Net Assets:
Beginning of period	4,824,857	3,100,308

End of period	$5,632,307	$4,824,857

Accumulated undistributed net investment income at end of period	$4,953	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$875,355	$2,902,124
Dividends reinvested	–	198,644
Cost of shares redeemed	(257,608)	(1,177,396)

Total Class II Shares	617,747	1,923,372

Class P Shares
Proceeds from shares issued	87,249	162,243
Dividends reinvested	–	111,525
Cost of shares redeemed	(16,940)	(50,517)

Total Class P Shares	70,309	223,251

Change in net assets from capital transactions	$688,056	$2,146,623

SHARE TRANSACTIONS:
Class II Shares
Issued	82,054	252,525
Reinvested	–	18,615
Redeemed	(24,836)	(100,019)

Total Class II Shares	57,218	171,121

Class P Shares
Issued	8,492	13,667
Reinvested	–	10,737
Redeemed	(1,629)	(4,321)

Total Class P Shares	6,863	20,083

Total change in shares	64,081	191,204

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.72	0.01	0.23	0.24	–	–	–	$10.96	2.24%		$4,147,517	0.73%	0.17%	2.18%	5.20%
Year Ended December 31, 2015	$11.88	0.30	(0.69)	(0.39)	(0.18)	(0.59)	(0.77)	$10.72	(3.16%	)	$3,444,331	0.74%	2.53%	2.80%	39.70%
Year Ended December 31, 2014	$12.03	0.20	0.18	0.38	(0.15)	(0.38)	(0.53)	$11.88	3.13%		$1,784,661	0.73%	1.59%	3.00%	20.96%
Period Ended December 31, 2013 (g)	$10.00	0.28	1.78	2.06	–	(0.03)	(0.03)	$12.03	20.57%		$829,833	0.70%	2.54%	5.43%	5.79%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.36	0.01	0.22	0.23	–	–	–	$10.59	2.22%		$1,484,790	0.58%	0.28%	2.03%	5.20%
Year Ended December 31, 2015	$11.62	0.16	(0.52)	(0.36)	(0.31)	(0.59)	(0.90)	$10.36	(3.00%	)	$1,380,526	0.58%	1.39%	2.73%	39.70%
Year Ended December 31, 2014	$11.82	0.18	0.22	0.40	(0.22)	(0.38)	(0.60)	$11.62	3.34%		$1,315,647	0.58%	1.47%	3.01%	20.96%
Period Ended December 31, 2013 (g)	$10.00	0.12	1.96	2.08	(0.23)	(0.03)	(0.26)	$11.82	20.82%		$1,210,657	0.59%	1.13%	5.20%	5.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Loring Ward NVIT Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. With the exception of the NVIT Money Market Fund (the “Underlying Money Fund”), each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”).

The Fund currently offers Class II, and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent semiannual report.

The following is the valuation policy of the Underlying Money Fund:

Securities held by the Underlying Money Fund are valued at amortized cost, which approximates market value and are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Underlying Money Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$64,660	$65,291	$66,126	$35,863	$231,940

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $20,565 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $4.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,677.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the Underlying Money Fund, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Underlying Money Fund during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at June 30, 2016
NVIT Money Market Fund, Class Y	$96,155	$26,339	$7,159	$72	$—	$115,335

Amount designated as “—” is zero or has been rounded to zero.

Further information about the Underlying Money Fund may be found in such Underlying Money Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $935,596 and sales of $258,307 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of the investment in the Underlying Money Fund may be found in such Underlying Money Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s semiannual report to shareholders.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In July 2014, the Securities and Exchange Commission (“SEC”) adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. The Underlying Money Fund, which is a money market mutual fund, is required to comply with these amendments, and the compliance dates for the various amendments range from July 14, 2015 to October 14, 2016. As a result of the amendments, Underlying Money Fund may be required to take certain steps with respect to its structure and/or operations. On September 9, 2015, the Board of Trustees were informed of a proposal to convert Underlying Money Fund into a government money market fund, effective October 14, 2016. Upon conversion, Underlying Money Fund will operate as a “government money market fund,” as such term is defined in Rule 2a-7(a)(16) of the 1940 Act.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$5,845,846	$50,827	$(250,990)	$(200,163)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2016 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

Loring Ward NVIT Moderate Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

18

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, which had commenced operations in 2013, ranked in the 5th quintile of its performance universe for the two-year period since their inception. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Sub-Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees also took into consideration the Adviser’s observation that the Funds had fewer assets allocated to U.S. equities during the period than many of their peer funds, resulting in their underperformance relative to their peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s responses regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that certain of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The

19

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Trustees noted that Loring Ward NVIT Moderate Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked in the third quintile of its expense group and that Loring Ward NVIT Capital Appreciation Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked in the fourth quintile of its expense group. The Trustees also noted the small size of each of the Funds, that the Adviser waived all advisory fees, and that there were no quintile rankings with respect to actual advisory fees for either Fund because of the small size of those peer groups for both of the Funds. The Trustees expressed concern to the Adviser about the investment performance and low asset levels of the Funds and requested that the Adviser provide additional information regarding each Fund’s performance and prospects for asset growth at upcoming meetings to facilitate heightened monitoring by the Trustees.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

20

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

21

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

22

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

24

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

26

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

27

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

28

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

30

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

31

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

32

Semiannual Report

June 30, 2016 (Unaudited)

Loring Ward NVIT Moderate Fund

SAR-LW-MOD 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Loring Ward NVIT Moderate Fund

Asset Allocation†

Equity Funds	65.6%
Fixed Income Funds	32.5%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	19.2%
DFA VA International Value Portfolio	17.2%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	16.8%
DFA VA Short-Term Fixed Portfolio	15.7%
DFA VA U.S. Large Value Portfolio	12.1%
DFA VA International Small Portfolio	9.0%
DFA U.S. Small Cap Portfolio, Institutional Class	8.0%
NVIT Money Market Fund, Class Y	2.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Loring Ward NVIT Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Moderate Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,015.40	3.66	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.23	3.67	0.73
Class P Shares	Actual	(b)	1,000.00	1,016.60	2.91	0.58
	Hypothetical	(b)(c)	1,000.00	1,021.98	2.92	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Loring Ward NVIT Moderate Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 65.6%
DFA U.S. Core Equity 1 Portfolio, Institutional Class	156,514	$2,756,212
DFA U.S. Small Cap Portfolio, Institutional Class	39,501	1,153,839
DFA VA International Small Portfolio*	117,827	1,294,913
DFA VA International Value Portfolio*	246,129	2,478,519
DFA VA U.S. Large Value Portfolio*	81,048	1,743,334

Total Equity Funds (cost $9,831,515)		9,426,817

Fixed Income Funds 32.5%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	184,080	2,407,768
DFA VA Short-Term Fixed Portfolio*	220,150	2,254,338

Total Fixed Income Funds (cost $4,567,166)		4,662,106

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	281,829	281,829

Total Money Market Fund (cost $281,829)		281,829

Total Mutual Funds (cost $14,680,510)		14,370,752

Total Investments (cost $14,680,510) (c) — 100.1%		14,370,752

Liabilities in excess of other assets — (0.1)%		(17,784)

NET ASSETS — 100.0%		$14,352,968

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of June 30, 2016.

(b)	Investment in affiliate.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Loring Ward NVIT Moderate Fund
Assets:
Investment in affiliate, at value (cost $281,829)	$281,829
Investments in non-affiliates, at value (cost $14,398,681)	14,088,923

Total Investments, at value (total cost $14,680,510)	14,370,752

Receivable for investments sold	544
Due from investment advisor	2,735
Prepaid expenses	83

Total Assets	14,374,114

Liabilities:
Payable for capital shares redeemed	544
Accrued expenses and other payables:
Fund administration fees	3,458
Distribution fees	2,869
Administrative servicing fees	1,490
Accounting and transfer agent fees	23
Custodian fees	67
Compliance program costs (Note 3)	14
Professional fees	6,769
Printing fees	4,194
Other	1,718

Total Liabilities	21,146

Net Assets	$14,352,968

Represented by:
Capital	$14,522,508
Accumulated undistributed net investment income	5,945
Accumulated net realized gains from affiliated and non-affiliated investments	134,273
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(309,758)

Net Assets	$14,352,968

Net Assets:
Class II Shares	$12,239,177
Class P Shares	2,113,791

Total	$14,352,968

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,093,801
Class P Shares	191,686

Total	1,285,487

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.19
Class P Shares	$11.03

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Loring Ward NVIT Moderate Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$52,191
Dividend income from affiliate	188

Total Income	52,379

EXPENSES:
Investment advisory fees	15,761
Fund administration fees	21,445
Distribution fees Class II Shares	13,895
Distribution fees Class P Shares	2,522
Administrative servicing fees Class II Shares	8,337
Professional fees	6,904
Printing fees	5,448
Trustee fees	216
Custodian fees	238
Accounting and transfer agent fees	106
Compliance program costs (Note 3)	29
Miscellaneous fee	5,029
Other	44

Total expenses before expenses reimbursed	79,974

Expenses reimbursed by adviser (Note 3)	(33,540)

Net Expenses	46,434

NET INVESTMENT INCOME	5,945

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	3,968
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	204,569

Net realized/unrealized gains from non-affiliated investments	208,537

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$214,482

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	Loring Ward NVIT Moderate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$5,945	$144,928
Net realized gains from non-affiliated investments	3,968	270,681
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	204,569	(636,924)

Change in net assets resulting from operations	214,482	(221,315)

Distributions to Shareholders From:
Net investment income:
Class II	–	(188,447)
Class P	–	(38,936)
Net realized gains:
Class II	–	(127,145)
Class P	–	(25,946)

Change in net assets from shareholder distributions	–	(380,474)

Change in net assets from capital transactions	852,487	4,574,308

Change in net assets	1,066,969	3,972,519

Net Assets:
Beginning of period	13,285,999	9,313,480

End of period	$14,352,968	$13,285,999

Accumulated undistributed net investment income at end of period	$5,945	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$1,694,345	$4,680,045
Dividends reinvested	–	315,592
Cost of shares redeemed	(892,952)	(667,022)

Total Class II Shares	801,393	4,328,615

Class P Shares
Proceeds from shares issued	101,968	281,689
Dividends reinvested	–	64,882
Cost of shares redeemed	(50,874)	(100,878)

Total Class P Shares	51,094	245,693

Change in net assets from capital transactions	$852,487	$4,574,308

SHARE TRANSACTIONS:
Class II Shares
Issued	155,519	407,978
Reinvested	–	28,710
Redeemed	(83,047)	(57,485)

Total Class II Shares	72,472	379,203

10

Statements of Changes in Net Assets (Continued)

	Loring Ward NVIT Moderate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class P Shares
Issued	9,448	24,757
Reinvested	–	5,991
Redeemed	(4,765)	(8,708)

Total Class P Shares	4,683	22,040

Total change in shares	77,155	401,243

Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Moderate Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$11.02	–	0.17	0.17	–	–	–	$11.19	1.54%		$12,239,177	0.73%	0.07%	1.24%	7.18%
Year Ended December 31, 2015	$11.57	0.16	(0.37)	(0.21)	(0.19)	(0.15)	(0.34)	$11.02	(1.76%	)	$11,256,362	0.74%	1.35%	1.31%	7.20%
Year Ended December 31, 2014	$11.63	0.20	0.02	0.22	(0.14)	(0.14)	(0.28)	$11.57	1.86%		$7,431,953	0.73%	1.65%	1.64%	5.45%
Period Ended December 31, 2013 (g)	$10.00	0.23	1.54	1.77	(0.08)	(0.06)	(0.14)	$11.63	17.74%		$2,798,295	0.71%	2.11%	3.17%	24.51%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.85	0.01	0.17	0.18	–	–	–	$11.03	1.66%		$2,113,791	0.58%	0.20%	1.09%	7.18%
Year Ended December 31, 2015	$11.41	0.15	(0.35)	(0.20)	(0.21)	(0.15)	(0.36)	$10.85	(1.70%	)	$2,029,637	0.58%	1.28%	1.16%	7.20%
Year Ended December 31, 2014	$11.47	0.19	0.06	0.25	(0.17)	(0.14)	(0.31)	$11.41	2.09%		$1,881,527	0.58%	1.61%	1.56%	5.45%
Period Ended December 31, 2013 (g)	$10.00	0.12	1.66	1.78	(0.25)	(0.06)	(0.31)	$11.47	17.80%		$1,236,183	0.58%	1.16%	3.54%	24.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Loring Ward NVIT Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. With the exception of the NVIT Money Market Fund (the “Underlying Money Fund”), each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent semiannual report.

The following is the valuation policy of the Underlying Money Fund:

Securities held by the Underlying Money Fund are valued at amortized cost, which approximates market value and are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Underlying Money Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2015 Amount(a)	Total
$63,751	$61,369	$61,959	$33,540	$220,619

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $21,445 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $29.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $8,337.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the Underlying Money Fund, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Underlying Money Fund during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at June 30, 2016
NVIT Money Market Fund, Class Y	$265,190	$35,757	$19,118	$188	$—	$281,829

Amount designated as “—” is zero or has been rounded to zero.

Further information about the Underlying Money Fund may be found in such Underlying Money Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $1,788,349 and sales of $942,904 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of the investment in the Underlying Money Fund may be found in such Underlying Money Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s semiannual report to shareholders.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In July 2014, the Securities and Exchange Commission (“SEC”) adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. The Underlying Money Fund, which is a money market mutual fund, is required to comply with these amendments, and the compliance dates for the various amendments range from July 14, 2015 to October 14, 2016. As a result of the amendments, Underlying Money Fund may be required to take certain steps with respect to its structure and/or operations. On September 9, 2015, the Board of Trustees were informed of a proposal to convert Underlying Money Fund into a government money market fund, effective October 14, 2016. Upon conversion, Underlying Money Fund will operate as a “government money market fund,” as such term is defined in Rule 2a-7(a)(16) of the 1940 Act.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$14,720,201	$206,671	$(556,120)	$(349,449)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2016 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

Loring Ward NVIT Moderate Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

19

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, which had commenced operations in 2013, ranked in the 5th quintile of its performance universe for the two-year period since their inception. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Sub-Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees also took into consideration the Adviser’s observation that the Funds had fewer assets allocated to U.S. equities during the period than many of their peer funds, resulting in their underperformance relative to their peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s responses regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that certain of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The

20

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Trustees noted that Loring Ward NVIT Moderate Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked in the third quintile of its expense group and that Loring Ward NVIT Capital Appreciation Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked in the fourth quintile of its expense group. The Trustees also noted the small size of each of the Funds, that the Adviser waived all advisory fees, and that there were no quintile rankings with respect to actual advisory fees for either Fund because of the small size of those peer groups for both of the Funds. The Trustees expressed concern to the Adviser about the investment performance and low asset levels of the Funds and requested that the Adviser provide additional information regarding each Fund’s performance and prospects for asset growth at upcoming meetings to facilitate heightened monitoring by the Trustees.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

21

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

22

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

23

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

24

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

26

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

27

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

28

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

29

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

32

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Government Bond Fund

SAR-GB 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Government Bond Fund

Asset Allocation†

U.S. Government Sponsored & Agency Obligations	30.7%
U.S. Government Mortgage Backed Agencies	20.3%
Collateralized Mortgage Obligations	15.2%
U.S. Treasury Notes	13.3%
U.S. Treasury Bonds	13.3%
Other assets in excess of liabilities††	7.2%
100.0%

Top Holdings†††

Federal National Mortgage Association REMICS, 2.50%, 09/25/42	8.4%
U.S. Treasury Bonds, 2.88%, 05/15/43	7.3%
Tennessee Valley Authority, 7.13%, 05/01/30	6.6%
Private Export Funding Corp., 5.45%, 09/15/17	6.6%
U.S. Treasury Bonds, 3.13%, 11/15/41	5.8%
Federal Agricultural Mortgage Corp. Guaranteed Notes Trust, 5.13%, 04/19/17	5.4%
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 05/01/45	5.2%
U.S. Treasury Notes, 2.13%, 12/31/22	4.9%
U.S. Treasury Notes, 1.50%, 03/31/23	4.2%
U.S. Treasury Notes, 1.50%, 02/28/23	3.3%
Other Holdings	42.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,047.90	3.51	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.43	3.47	0.69
Class II Shares	Actual	(a)	1,000.00	1,047.10	4.78	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.19	4.72	0.94
Class IV Shares	Actual	(a)	1,000.00	1,047.90	3.51	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.43	3.47	0.69
Class Y Shares	Actual	(a)	1,000.00	1,048.80	2.65	0.52
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.61	0.52

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Government Bond Fund

Collateralized Mortgage Obligations 15.2%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS Series 2468, Class TE, 5.50%, 07/15/17	$140,131	$142,650
Series 2517, Class BH, 5.50%, 10/15/17	326,627	333,610
Series 2509, Class LK, 5.50%, 10/15/17	434,923	444,935
Series 2985, Class JR, 4.50%, 06/15/25	6,398,394	6,937,303
Series 2922, Class GA, 5.50%, 05/15/34	1,504,931	1,603,764
Federal National Mortgage Association REMICS Series 2003-64, Class HQ, 5.00%, 07/25/23	2,403,029	2,608,444
Series 1993-149, Class M, 7.00%, 08/25/23	598,656	673,396
Series 2005-40, Class YG, 5.00%, 05/25/25	6,143,574	6,743,489
Series 2015-92, Class PA, 2.50%, 12/25/41	9,282,628	9,615,582
Series 2013-59, Class MX, 2.50%, 09/25/42	38,515,295	40,087,115
Series 2015-88, Class JA, 2.50%, 12/25/45	8,801,737	9,067,346

Total Collateralized Mortgage Obligations (cost $75,361,109)		78,257,634

U.S. Government Mortgage Backed Agencies 20.3%
Federal Home Loan Mortgage Corp. Gold Pool Pool# Q33547, 3.50%, 05/01/45	23,562,081	24,961,780
Federal Home Loan Mortgage Corp. Non Gold Pool Pool# 847558, 3.27%, 06/01/35 (a)	2,806,175	2,995,802
Federal National Mortgage Association Pool Pool# 462260 5.60%, 09/01/18	2,468,570	2,466,847
Pool# 874142 5.56%, 12/01/21	10,750,657	12,797,104
Pool# 932840 3.50%, 12/01/25	1,244,915	1,320,256
Pool# AB2514 3.50%, 03/01/26	2,196,884	2,329,702
Pool# AK8393 2.50%, 03/01/27	1,615,764	1,679,752
Pool# AV7733 3.50%, 01/01/29	5,202,509	5,578,066

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 745684 2.63%, 04/01/34 (a)	$6,115,565	$6,456,713
Pool# 790760 2.39%, 09/01/34 (a)	2,131,505	2,242,323
Pool# 799144 2.29%, 04/01/35 (a)	762,642	809,943
Pool# 822705 2.88%, 04/01/35 (a)	815,668	859,775
Pool# 815217 2.76%, 05/01/35 (a)	1,504,679	1,576,711
Pool# 821377 2.86%, 05/01/35 (a)	1,669,350	1,751,202
Pool# 783609 2.97%, 05/01/35 (a)	1,195,975	1,268,076
Pool# 826181 2.38%, 07/01/35 (a)	3,484,061	3,679,163
Pool# 873932 6.31%, 08/01/36	7,282,501	8,946,671
Pool# 745866 2.38%, 09/01/36 (a)	9,125,494	9,681,549
Government National Mortgage Association I Pool Pool# 711052 3.50%, 12/15/24	88,965	94,311
Pool# 748484 3.50%, 08/15/25	310,589	329,253
Pool# 682492 3.50%, 10/15/25	1,177,054	1,249,446
Pool# 719433 3.50%, 10/15/25	595,806	631,608
Pool# 682497 3.50%, 11/15/25	1,206,682	1,282,062
Pool# 705178 3.50%, 11/15/25	219,806	233,014
Pool# 707690 3.50%, 11/15/25	93,588	99,220
Pool# 733504 3.50%, 11/15/25	1,446,623	1,537,004
Pool# 740930 3.50%, 11/15/25	449,692	476,791
Pool# 742371 3.50%, 11/15/25	465,691	493,715
Pool# 749618 3.50%, 11/15/25	1,081,089	1,148,404
Pool# 750403 3.50%, 11/15/25	302,046	320,955
Pool# 682502 3.50%, 12/15/25	1,021,272	1,084,714
Pool# 755650 3.50%, 12/15/25	3,930,721	4,176,150

Total U.S. Government Mortgage Backed Agencies (cost $98,227,222)		104,558,082

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Government Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 30.7%

	Principal Amount	Market Value

Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 5.13%, 04/19/17 (b)	$25,000,000	$25,901,825
Federal Home Loan Bank 1.88%, 03/08/19	10,000,000	10,277,020
1.63%, 06/14/19 (c)	15,000,000	15,339,495
1.88%, 03/13/20	10,000,000	10,312,060
Federal National Mortgage Association 6.09%, 09/27/27	10,000,000	14,033,860
Private Export Funding Corp. 5.45%, 09/15/17	30,000,000	31,691,760
2.25%, 12/15/17	13,000,000	13,268,879
2.45%, 07/15/24	5,500,000	5,743,496
Tennessee Valley Authority 7.13%, 05/01/30	20,721,000	31,730,171
U.S. Department of Housing and Urban Development 7.08%, 08/01/16	10,000	10,041

Total U.S. Government Sponsored & Agency Obligations (cost $152,075,697)		158,308,607

U.S. Treasury Bonds 13.3%
U.S. Treasury Bonds 3.13%, 11/15/41	23,500,000	27,751,103
2.88%, 05/15/43	30,880,000	34,724,313
3.00%, 11/15/45	5,000,000	5,749,220

Total U.S. Treasury Bonds (cost $60,022,678)		68,224,636

U.S. Treasury Notes 13.3%

	Principal Amount	Market Value

U.S. Treasury Notes 1.75%, 12/31/20	$9,200,000	$9,516,609
2.13%, 12/31/22	22,000,000	23,195,392
1.50%, 02/28/23 (c)	15,550,000	15,775,957
1.50%, 03/31/23	19,750,000	20,034,676

Total U.S. Treasury Notes (cost $66,437,236)		68,522,634

Total Investments (cost $452,123,942) (d) — 92.8%		477,871,593
Other assets in excess of liabilities — 7.2%		36,932,822

NET ASSETS — 100.0%		$514,804,415

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $25,901,825 which represents 5.03% of net assets.

(c)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $16,720,761, which was collateralized by $17,075,332 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% - 29.28%, and maturity dates ranging from 08/15/16 - 04/15/58.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Government Bond Fund
Assets:
Investments, at value (cost $452,123,942)	$477,871,593
Cash	34,279,336
Interest receivable	2,218,649
Security lending income receivable	261
Receivable for investments sold	157,362
Receivable for capital shares issued	823,046
Prepaid expenses	3,196

Total Assets	515,353,443

Liabilities:
Payable for capital shares redeemed	212,800
Accrued expenses and other payables:
Investment advisory fees	196,109
Fund administration fees	15,698
Distribution fees	588
Administrative servicing fees	89,074
Accounting and transfer agent fees	558
Custodian fees	3,127
Compliance program costs (Note 3)	556
Professional fees	14,865
Printing fees	15,427
Other	226

Total Liabilities	549,028

Net Assets	$514,804,415

Represented by:
Capital	$495,090,472
Accumulated undistributed net investment income	5,106,508
Accumulated net realized losses from investments	(11,140,216)
Net unrealized appreciation/(depreciation) from investments	25,747,651

Net Assets	$514,804,415

Net Assets:
Class I Shares	$496,673,353
Class II Shares	2,889,690
Class IV Shares	15,230,613
Class Y Shares	10,759

Total	$514,804,415

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	43,643,670
Class II Shares	254,914
Class IV Shares	1,339,055
Class Y Shares	945

Total	45,238,584

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.38
Class II Shares	$11.34
Class IV Shares	$11.37
Class Y Shares	$11.39

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$6,074,038
Income from securities lending (Note 2)	8,086

Total Income	6,082,124

EXPENSES:
Investment advisory fees	1,234,289
Fund administration fees	95,382
Distribution fees Class II Shares	3,303
Administrative servicing fees Class I Shares	366,443
Administrative servicing fees Class II Shares	1,982
Administrative servicing fees Class IV Shares	11,532
Professional fees	22,791
Printing fees	16,381
Trustee fees	8,321
Custodian fees	8,381
Accounting and transfer agent fees	1,685
Compliance program costs (Note 3)	1,115
Other	9,853

Total expenses before fees waived	1,781,458

Investment advisory fees waived (Note 3)	(37,993)

Net Expenses	1,743,465

NET INVESTMENT INCOME	4,338,659

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(6,459,871)
Net change in unrealized appreciation/(depreciation) from investments	25,840,464

Net realized/unrealized gains from investments	19,380,593

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,719,252

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$4,338,659	$8,412,399
Net realized gains/(losses) from investments	(6,459,871)	897,606
Net change in unrealized appreciation/(depreciation) from investments	25,840,464	(9,281,375)

Change in net assets resulting from operations	23,719,252	28,630

Distributions to Shareholders From:
Net investment income:
Class I	–	(8,469,082)
Class II	–	(35,814)
Class IV	–	(276,883)
Class Y	–	(200)

Change in net assets from shareholder distributions	–	(8,781,979)

Change in net assets from capital transactions	6,400,354	(54,923,497)

Change in net assets	30,119,606	(63,676,846)

Net Assets:
Beginning of period	484,684,809	548,361,655

End of period	$514,804,415	$484,684,809

Accumulated undistributed net investment income at end of period	$5,106,508	$767,849

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$73,126,736	$100,761,825
Dividends reinvested	–	8,469,082
Cost of shares redeemed	(66,282,993)	(161,789,556)

Total Class I Shares	6,843,743	(52,558,649)

Class II Shares
Proceeds from shares issued	598,734	194,173
Dividends reinvested	–	35,814
Cost of shares redeemed	(179,683)	(762,479)

Total Class II Shares	419,051	(532,492)

Class IV Shares
Proceeds from shares issued	1,556,417	1,599,748
Dividends reinvested	–	276,883
Cost of shares redeemed	(2,418,857)	(3,709,187)

Total Class IV Shares	(862,440)	(1,832,556)

Class Y Shares
Proceeds from shares issued	–	–
Dividends reinvested	–	200
Cost of shares redeemed	–	–

Total Class Y Shares	–	200

Change in net assets from capital transactions	$6,400,354	$(54,923,497)

11

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	6,594,793	9,058,571
Reinvested	–	778,040
Redeemed	(5,953,563)	(14,545,276)

Total Class I Shares	641,230	(4,708,665)

Class II Shares
Issued	54,151	17,700
Reinvested	–	3,299
Redeemed	(16,187)	(68,685)

Total Class II Shares	37,964	(47,686)

Class IV Shares
Issued	141,205	144,452
Reinvested	–	25,458
Redeemed	(217,706)	(333,924)

Total Class IV Shares	(76,501)	(164,014)

Class Y Shares
Issued	–	–
Reinvested	–	19
Redeemed	–	–

Total Class Y Shares	–	19

Total change in shares	602,693	(4,920,346)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.86	0.09	0.43	0.52	–	–	–	–	$11.38	4.79%		$496,673,353	0.69%	1.71%	0.70%	28.12%
Year Ended December 31, 2015	$11.07	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	–	$10.86	(0.11%	)	$466,960,399	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.80	0.19	0.30	0.49	(0.22)	–	(0.22)	–	$11.07	4.57%		$527,959,510	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.65)	(0.47)	(0.23)	(0.13)	(0.36)	–	$10.80	(4.06%	)	$594,823,790	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	–	$11.63	3.06%		$762,193,954	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011	$11.49	0.31	0.52	0.83	(0.35)	(0.04)	(0.39)	–	$11.93	7.25%		$822,948,756	0.68%	2.66%	0.68%	87.44%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.83	0.08	0.43	0.51	–	–	–	–	$11.34	4.71%		$2,889,690	0.94%	1.47%	0.95%	28.12%
Year Ended December 31, 2015	$11.04	0.15	(0.19)	(0.04)	(0.17)	–	(0.17)	–	$10.83	(0.37%	)	$2,349,620	0.93%	1.36%	0.94%	18.76%
Year Ended December 31, 2014	$10.77	0.16	0.30	0.46	(0.19)	–	(0.19)	–	$11.04	4.31%		$2,920,423	0.93%	1.48%	0.94%	53.61%
Year Ended December 31, 2013	$11.59	0.15	(0.64)	(0.49)	(0.20)	(0.13)	(0.33)	–	$10.77	(4.26%	)	$3,459,202	0.93%	1.37%	0.94%	108.42%
Year Ended December 31, 2012	$11.89	0.20	0.13	0.33	(0.23)	(0.40)	(0.63)	–	$11.59	2.76%		$4,541,520	0.94%	1.67%	0.94%	84.84%
Year Ended December 31, 2011	$11.45	0.28	0.52	0.80	(0.32)	(0.04)	(0.36)	–	$11.89	7.00%		$5,860,810	0.93%	2.42%	0.93%	87.44%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.85	0.09	0.43	0.52	–	–	–	–	$11.37	4.79%		$15,230,613	0.69%	1.71%	0.70%	28.12%
Year Ended December 31, 2015	$11.06	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	–	$10.85	(0.11%	)	$15,364,532	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.79	0.19	0.30	0.49	(0.22)	–	(0.22)	–	$11.06	4.58%		$17,471,473	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.66)	(0.48)	(0.23)	(0.13)	(0.36)	–	$10.79	(4.13%	)	$18,704,759	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	–	$11.63	3.06%		$21,839,388	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011	$11.48	0.31	0.53	0.84	(0.35)	(0.04)	(0.39)	–	$11.93	7.35%		$23,844,005	0.68%	2.66%	0.68%	87.44%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.86	0.10	0.43	0.53	–	–	–	–	$11.39	4.88%		$10,759	0.52%	1.87%	0.52%	28.12%
Year Ended December 31, 2015	$11.07	0.20	(0.19)	0.01	(0.22)	–	(0.22)	–	$10.86	0.05%		$10,258	0.53%	1.77%	0.53%	18.76%
Period Ended December 31, 2014(f)	$10.94	0.13	0.15	0.28	(0.15)	–	(0.15)	–	$11.07	2.53%		$10,249	0.54%	1.79%	0.54%	53.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 2 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (c) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the Fund did not hold any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable,

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $37,993, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.49%, and after contractual fee waivers was 0.47%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $344,518.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $95,382 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,115.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $ 379,957.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $140,714,941 and sales of $127,695,100 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund had purchases of $100,593,010 and sales of $105,166,394 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$452,123,942	$25,751,144	$(3,493)	$25,747,651

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund

SAR-BR-MGA 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	BlackRock NVIT Managed Global Allocation Fund

Asset Allocation†

Alternative Assets	96.2%
Money Market Fund	3.6%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

BlackRock Global Allocation V.I. Fund, Class I	96.4%
Fidelity Institutional Prime Portfolio Money Market Fund — Institutional Class	3.6%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	BlackRock NVIT Managed Global Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Managed Global Allocation Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	992.60	2.43	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.43	2.46	0.49

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund

Mutual Funds 99.8%

	Shares	Market Value

Alternative Assets 96.2%
BlackRock Global Allocation V.I. Fund, Class I	6,347,849	$95,979,481

Total Alternative Assets (cost $97,622,547)		95,979,481

Money Market Fund 3.6%
Fidelity Institutional Prime Portfolio Money Market Fund — Institutional Class, 0.48% (a)	3,570,202	3,570,202

Total Money Market Fund (cost $3,570,202)		3,570,202

Total Mutual Funds (cost $101,192,749)		99,549,683

Total Investments (cost $101,192,749) (b) — 99.8%		99,549,683
Other assets in excess of liabilities — 0.2%		183,464

NET ASSETS — 100.0%		$99,733,147

(a)	Represents 7-day effective yield as of June 30, 2016.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(10)	Mini MSCI EAFE	09/16/16	$807,600	$(10,702)
(7)	S&P 500 E-Mini	09/16/16	731,570	(8,236)
(1)	S&P MID 400 E-Mini	09/16/16	149,300	(2,626)

			$1,688,470	$(21,564)

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund
Assets:
Investments, at value (cost $101,192,749)	$99,549,683
Deposits with broker for futures contracts	94,160
Dividends receivable	1,246
Receivable for capital shares issued	167,879
Receivable for variation margin on futures contracts	93,163
Due from investment advisor	26,066
Prepaid offering costs	1,524
Prepaid expenses	463

Total Assets	99,934,184

Liabilities:
Payable for investments purchased	159,468
Payable for capital shares redeemed	18
Accrued expenses and other payables:
Fund administration fees	5,261
Administrative servicing fees	27,009
Accounting and transfer agent fees	14
Custodian fees	214
Compliance program costs (Note 3)	61
Professional fees	4,723
Printing fees	4,269

Total Liabilities	201,037

Net Assets	$99,733,147

Represented by:
Capital	$100,598,635
Accumulated undistributed net investment loss	602,274
Accumulated net realized gains from investments and futures transactions	196,868
Net unrealized appreciation/(depreciation) from investments	(1,643,066)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(21,564)

Net Assets	$99,733,147

Net Assets:
Class II Shares	$99,733,147

Total	$99,733,147

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	10,667,874

Total	10,667,874

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.35

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund
INVESTMENT INCOME:
Dividend income	$5,006

Total Income	5,006

EXPENSES:
Offering costs	39,621
Investment advisory fees	283,260
Fund administration fees	26,901
Distribution fees Class II Shares	95,695
Administrative servicing fees Class II Shares	95,695
Professional fees	7,632
Printing fees	4,759
Trustee fees	1,290
Custodian fees	1,212
Accounting and transfer agent fees	48
Compliance program costs (Note 3)	155
Miscellaneous fee	34,383
Other	164

Total expenses before fees waived and expenses reimbursed	590,815

Distribution fees waived — Class II (Note 3)	(95,695)
Investment advisory fees waived (Note 3)	(225,841)
Expenses reimbursed by adviser (Note 3)	(79,338)

Net Expenses	189,941

NET INVESTMENT LOSS	(184,935)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(458,822)
Net realized losses from futures transactions (Note 2)	(724,020)

Net realized losses from investments and futures transactions	(1,182,842)

Net change in unrealized appreciation/(depreciation) from investments	1,516,654
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(23,579)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	1,493,075

Net realized/unrealized gains from investments and futures transactions	310,233

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$125,298

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	BlackRock NVIT Managed Global Allocation Fund
	Six Months Ended June 30, 2016 (Unaudited)	Period Ended December 31, 2015(a)
Operations:
Net investment income/(loss)	$(184,935)	$360,595
Net realized gains/(losses) from investments and futures transactions	(1,182,842)	1,795,827
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	1,493,075	(3,157,705)

Change in net assets resulting from operations	125,298	(1,001,283)

Change in net assets from capital transactions	45,103,950	55,505,182

Change in net assets	45,229,248	54,503,899

Net Assets:
Beginning of period	54,503,899	–

End of period	$99,733,147	$54,503,899

Accumulated undistributed net investment income at end of period	$602,274	$787,209

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$49,806,558	$55,570,548
Dividends reinvested	–	–
Cost of shares redeemed	(4,702,608)	(65,366)

Total Class II Shares	45,103,950	55,505,182

Change in net assets from capital transactions	$45,103,950	$55,505,182

SHARE TRANSACTIONS:
Class II Shares
Issued	5,383,019	5,793,847
Reinvested	–	–
Redeemed	(502,464)	(6,528)

Total Class II Shares	4,880,555	5,787,319

Total change in shares	4,880,555	5,787,319

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Managed Global Allocation Fund

		Operations					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.42	(0.02)	(0.05)	(0.07)	$9.35	(0.74)%	$99,733,147	0.49%	(0.48)%		1.54%	5.70%
Period Ended December 31, 2015 (f)	$10.00	0.13	(0.71)	(0.58)	$9.42	(5.80)%	$54,503,899	0.49%	1.41	%(g)	1.77%	0.25%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015. Total return is calculated based on inception date of July 7, 2015 through December 31, 2015.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Managed Global Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent semiannual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(21,564)
Total		$(21,564)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(724,020)
Total	$(724,020)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(23,579)
Total	$(23,579)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

For the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Futures Contracts:
Average Notional Balance Long(a)	$19,566,337
Average Notional Balance Short(b)	$4,196,009

(a)	The Fund entered into long futures contracts from March 10, 2016 through June 30, 2016.
(b)	The Fund entered into short futures contracts from January 1, 2016 through March 15, 2016 and again beginning June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.74%

The Trust and NFA have entered into a written contract waiving 0.59% of investment advisory fees of the Fund until the earlier of April 30, 2017 or the Fund ceases to operate as a “fund of funds”. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $225,841, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.74%, and after contractual fee waivers was 0.15%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $20,885.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.19% for Class II shares until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount(a)	Six Months Ended June 30, 2016 Amount	Total
$55,393	$79,338	$134,731

(a)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $26,901 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $155.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.25% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $95,695 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $95,695.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $46,915,762 and sales of $4,226,025 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s semiannual report to shareholders. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Institutional Prime Portfolio Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Prime Portfolio Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Institutional Prime Portfolio Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$101,652,240	$—	$(2,102,557)	$(2,102,557)

Amount designated as “—” is zero or has been rounded to zero.

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Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

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Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

24

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

25

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

26

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

27

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

28

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

29

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

30

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

31

Semiannual Report

June 30, 2016 (Unaudited)

Invesco NVIT Comstock Value Fund

SAR-CVAL 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Invesco NVIT Comstock Value Fund

Asset Allocation†

Common Stocks	98.7%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries††

Banks	17.4%
Oil, Gas & Consumable Fuels	14.8%
Pharmaceuticals	7.7%
Media	6.2%
Insurance	5.7%
Capital Markets	4.9%
Software	3.5%
Communications Equipment	2.8%
Hotels, Restaurants & Leisure	2.6%
Machinery	2.5%
Other Industries	31.9%
100.0%

Top Holdings††

Citigroup, Inc.	4.6%
JPMorgan Chase & Co.	3.9%
Bank of America Corp.	2.8%
Cisco Systems, Inc.	2.8%
Carnival Corp.	2.6%
Suncor Energy, Inc.	2.4%
Royal Dutch Shell PLC, Class A, ADR	2.3%
Pfizer, Inc.	2.3%
Johnson Controls, Inc.	2.0%
BP PLC, ADR	2.0%
Other Holdings	72.3%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Invesco NVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Invesco NVIT Comstock Value Fund June 30, 2016			Beginning Account Value) ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,000.70	4.68	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.19	4.72	0.94
Class II Shares	Actual	(a)	1,000.00	999.30	5.92	1.19
	Hypothetical	(a)(b)	1,000.00	1,018.95	5.97	1.19
Class IV Shares	Actual	(a)	1,000.00	1,000.70	4.68	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.19	4.72	0.94

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Invesco NVIT Comstock Value Fund

Common Stocks 98.7%

	Shares	Market Value

Aerospace & Defense 1.2%
Textron, Inc.	71,451	$2,612,249

Auto Components 2.0%
Johnson Controls, Inc.	92,957	4,114,277

Automobiles 1.7%
General Motors Co.	124,834	3,532,802

Banks 17.2%
Bank of America Corp.	442,073	5,866,309
Citigroup, Inc.	224,444	9,514,181
Citizens Financial Group, Inc.	76,247	1,523,415
Fifth Third Bancorp	163,377	2,873,802
JPMorgan Chase & Co.	130,236	8,092,865
PNC Financial Services Group, Inc. (The)	42,393	3,450,366
U.S. Bancorp	21,606	871,370
Wells Fargo & Co.	84,000	3,975,720

		36,168,028

Beverages 0.5%
Coca-Cola Co. (The)	23,508	1,065,618

Biotechnology 1.1%
Biogen, Inc. *	7,851	1,898,529
Gilead Sciences, Inc.	6,014	501,688

		2,400,217

Capital Markets 4.8%
Bank of New York Mellon Corp. (The)	63,166	2,453,999
Goldman Sachs Group, Inc. (The)	12,790	1,900,338
Morgan Stanley	109,707	2,850,188
State Street Corp.	54,467	2,936,861

		10,141,386

Chemicals 0.4%
CF Industries Holdings, Inc.	36,241	873,408

Communications Equipment 2.7%
Cisco Systems, Inc.	200,447	5,750,824

Consumer Finance 1.3%
Ally Financial, Inc. *	158,170	2,699,962

Containers & Packaging 1.0%
International Paper Co.	47,486	2,012,457

Diversified Telecommunication Services 0.9%
Frontier Communications Corp.	380,246	1,878,415

Electric Utilities 0.9%
FirstEnergy Corp.	29,474	1,028,937
PG&E Corp.	13,990	894,241

		1,923,178

Electrical Equipment 1.1%
Emerson Electric Co.	45,875	2,392,840

Energy Equipment & Services 2.4%
Halliburton Co.	52,739	2,388,549
Noble Corp. PLC	4,700	38,728

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Weatherford International PLC *	454,056	$2,520,011

		4,947,288

Food & Staples Retailing 1.6%
CVS Health Corp.	10,388	994,547
Wal-Mart Stores, Inc.	33,572	2,451,428

		3,445,975

Food Products 0.4%
Mondelez International, Inc., Class A	18,891	859,729

Health Care Equipment & Supplies 0.9%
Medtronic PLC	21,896	1,899,916

Health Care Providers & Services 1.9%
Anthem, Inc.	17,175	2,255,764
Express Scripts Holding Co. *	22,661	1,717,704

		3,973,468

Hotels, Restaurants & Leisure 2.6%
Carnival Corp.	121,246	5,359,073

Industrial Conglomerates 1.5%
General Electric Co.	101,198	3,185,713

Information Technology Services 0.7%
PayPal Holdings, Inc. *	40,263	1,470,002

Insurance 5.6%
Aflac, Inc.	46,152	3,330,329
Allstate Corp. (The)	45,619	3,191,049
American International Group, Inc.	42,570	2,251,527
MetLife, Inc.	76,795	3,058,745

		11,831,650

Internet Software & Services 1.7%
eBay, Inc. *	121,889	2,853,421
Yahoo!, Inc. *	17,332	650,990

		3,504,411

Leisure Products 0.3%
Mattel, Inc.	22,584	706,653
Machinery 2.4%
Caterpillar, Inc.	49,141	3,725,379
Ingersoll-Rand PLC	22,158	1,411,022

		5,136,401

Media 6.1%
CBS Corp. Non-Voting Shares, Class B	20,454	1,113,516
Charter Communications, Inc., Class A *	6,074	1,388,759
Comcast Corp., Class A	60,957	3,973,787
Time Warner, Inc.	14,227	1,046,254
Twenty-First Century Fox, Inc., Class B	90,970	2,478,932
Viacom, Inc., Class B	69,320	2,874,700

		12,875,948

Metals & Mining 1.0%
Alcoa, Inc.	213,980	1,983,595

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Invesco NVIT Comstock Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 1.8%
Kohl’s Corp.	40,019	$1,517,520
Target Corp.	33,112	2,311,880

		3,829,400

Oil, Gas & Consumable Fuels 14.6%
BP PLC, ADR-UK	115,115	4,087,734
Canadian Natural Resources Ltd.	61,562	1,899,347
Chevron Corp.	38,168	4,001,151
Devon Energy Corp.	86,810	3,146,863
Hess Corp.	45,291	2,721,989
Marathon Oil Corp.	63,408	951,754
Occidental Petroleum Corp.	28,160	2,127,770
PrairieSky Royalty Ltd.	1,231	23,363
QEP Resources, Inc.	105,723	1,863,896
Royal Dutch Shell PLC, Class A, ADR-NL	87,603	4,837,438
Suncor Energy, Inc.	181,206	5,024,842

		30,686,147

Personal Products 0.6%
Unilever NV, NYRS-UK	28,731	1,348,633

Pharmaceuticals 7.6%
AbbVie, Inc.	25,055	1,551,155
Merck & Co., Inc.	58,205	3,353,190
Novartis AG REG	35,193	2,904,779
Pfizer, Inc.	133,660	4,706,169
Sanofi, ADR-FR	81,292	3,402,070

		15,917,363

Semiconductors & Semiconductor Equipment 1.8%
Intel Corp.	105,943	3,474,930
QUALCOMM, Inc.	4,147	222,155

		3,697,085

Software 3.5%
Citrix Systems, Inc. *	17,978	1,439,858
Microsoft Corp.	64,516	3,301,284
Symantec Corp.	123,359	2,533,794

		7,274,936

Specialty Retail 0.3%
Advance Auto Parts, Inc.	4,340	701,474

Technology Hardware, Storage & Peripherals 2.1%
HP, Inc.	96,585	1,212,142
NetApp, Inc.	126,691	3,115,332

		4,327,474

Wireless Telecommunication Services 0.5%
Vodafone Group PLC	357,535	1,090,074

Total Investments (cost $183,637,519) (a) — 98.7%		207,618,069

Other assets in excess of liabilities — 1.3%		2,741,561

NET ASSETS — 100.0%		$210,359,630

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

FR	France

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REG	Registered Shares

UK	United Kingdom

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Invesco NVIT Comstock Value Fund (Continued)

At June 30, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Deutsche Bank Securities, Inc.	07/22/16	(187,878)	$(248,187)	$(250,146)	$(1,959)
British Pound	Canadian Imperial Bank of Commerce	07/22/16	(720,357)	(1,057,412)	(959,104)	98,308
British Pound	Royal Bank of Canada	07/22/16	(720,357)	(1,058,813)	(959,104)	99,709
British Pound	Goldman Sachs International	07/22/16	(720,357)	(1,056,891)	(959,104)	97,787
British Pound	Barclays Bank PLC	07/22/16	(720,358)	(1,057,961)	(959,106)	98,855
Canadian Dollar	Canadian Imperial Bank of Commerce	07/22/16	(1,837,902)	(1,434,740)	(1,422,681)	12,059
Canadian Dollar	Deutsche Bank Securities, Inc.	07/22/16	(1,837,904)	(1,433,542)	(1,422,683)	10,859
Canadian Dollar	Royal Bank of Canada	07/22/16	(1,837,902)	(1,435,339)	(1,422,681)	12,658
Canadian Dollar	Goldman Sachs International	07/22/16	(1,837,903)	(1,433,890)	(1,422,682)	11,208
Euro	Barclays Bank PLC	07/22/16	(1,168,437)	(1,316,922)	(1,297,482)	19,440
Euro	Goldman Sachs International	07/22/16	(1,000,752)	(1,101,428)	(1,111,278)	(9,850)
Euro	Canadian Imperial Bank of Commerce	07/22/16	(1,168,437)	(1,315,660)	(1,297,482)	18,178
Euro	Goldman Sachs International	07/22/16	(1,168,437)	(1,316,074)	(1,297,483)	18,591
Euro	Royal Bank of Canada	07/22/16	(1,168,437)	(1,317,185)	(1,297,482)	19,703
Euro	Deutsche Bank Securities, Inc.	07/22/16	(1,168,438)	(1,316,900)	(1,297,484)	19,416
Swiss Franc	Goldman Sachs International	07/22/16	(933,905)	(972,970)	(957,452)	15,518
Swiss Franc	Canadian Imperial Bank of Commerce	07/22/16	(933,905)	(973,934)	(957,452)	16,482
Swiss Franc	Royal Bank of Canada	07/22/16	(933,905)	(974,472)	(957,451)	17,021
Swiss Franc	Barclays Bank PLC	07/22/16	(933,905)	(973,840)	(957,451)	16,389

Total Short Contracts				$(21,796,160)	$(21,205,788)	$590,372

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Swiss Franc	Goldman Sachs International	07/22/16	1,433,733	$1,479,647	$1,469,882	$(9,765)

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Invesco NVIT Comstock Value Fund
Assets:
Investments, at value (cost $183,637,519)	$207,618,069
Cash	2,408,107
Foreign currencies, at value (cost $971)	971
Dividends receivable	264,340
Receivable for investments sold	1,063,841
Receivable for capital shares issued	179
Reclaims receivable	80,168
Unrealized appreciation on forward foreign currency contracts (Note 2)	602,181
Prepaid expenses	1,327

Total Assets	212,039,183

Liabilities:
Payable for investments purchased	1,197,931
Payable for capital shares redeemed	238,798
Unrealized depreciation on forward foreign currency contracts (Note 2)	21,574
Accrued expenses and other payables:
Investment advisory fees	119,038
Fund administration fees	10,346
Distribution fees	31,472
Administrative servicing fees	32,976
Accounting and transfer agent fees	125
Custodian fees	1,443
Compliance program costs (Note 3)	241
Professional fees	11,945
Printing fees	12,486
Other	1,178

Total Liabilities	1,679,553

Net Assets	$210,359,630

Represented by:
Capital	$195,805,090
Accumulated undistributed net investment income	6,852,901
Accumulated net realized losses from investments, forward and foreign currency transactions	(16,854,423)
Net unrealized appreciation/(depreciation) from investments	23,980,550
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	580,607
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,095)

Net Assets	$210,359,630

10

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

Invesco NVIT Comstock Value Fund
Net Assets:
Class I Shares	$41,497,392
Class II Shares	152,736,593
Class IV Shares	16,125,645

Total	$210,359,630

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,708,514
Class II Shares	10,062,575
Class IV Shares	1,052,043

Total	13,823,132

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.32
Class II Shares	$15.18
Class IV Shares	$15.33

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Invesco NVIT Comstock Value Fund
INVESTMENT INCOME:
Dividend income	$3,534,088
Interest income	15,438
Foreign tax withholding	(29,697)

Total Income	3,519,829

EXPENSES:
Investment advisory fees	716,646
Fund administration fees	62,371
Distribution fees Class II Shares	188,836
Administrative servicing fees Class I Shares	31,438
Administrative servicing fees Class II Shares	113,303
Administrative servicing fees Class IV Shares	12,034
Professional fees	15,223
Printing fees	13,035
Trustee fees	3,406
Custodian fees	3,951
Accounting and transfer agent fees	395
Compliance program costs (Note 3)	459
Other	7,082

Total Expenses	1,168,179

NET INVESTMENT INCOME	2,351,650

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,358,684
Net realized losses from forward and foreign currency transactions (Note 2)	(451,191)

Net realized gains from investments and forward and foreign currency transactions	3,907,493

Net change in unrealized appreciation/(depreciation) from investments	(7,131,825)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	309,846
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(739)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(6,822,718)

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(2,915,225)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(563,575)

The accompanying notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets

	Invesco NVIT Comstock Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$2,351,650	$2,888,231
Net realized gains from investments and forward and foreign currency transactions	3,907,493	19,401,417
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(6,822,718)	(37,787,780)

Change in net assets resulting from operations	(563,575)	(15,498,132)

Distributions to Shareholders From:
Net investment income:
Class I	–	(782,943)
Class II	–	(2,693,138)
Class IV	–	(292,454)

Change in net assets from shareholder distributions	–	(3,768,535)

Change in net assets from capital transactions	(14,932,078)	(12,247,032)

Change in net assets	(15,495,653)	(31,513,699)

Net Assets:
Beginning of period	225,855,283	257,368,982

End of period	$210,359,630	$225,855,283

Accumulated undistributed net investment income at end of period	$6,852,901	$4,501,251

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$917,798	$3,594,417
Dividends reinvested	–	782,943
Cost of shares redeemed	(5,014,197)	(10,507,853)

Total Class I Shares	(4,096,399)	(6,130,493)

Class II Shares
Proceeds from shares issued	3,723,260	18,406,900
Dividends reinvested	–	2,693,138
Cost of shares redeemed	(13,461,553)	(25,185,807)

Total Class II Shares	(9,738,293)	(4,085,769)

Class IV Shares
Proceeds from shares issued	139,674	616,137
Dividends reinvested	–	292,454
Cost of shares redeemed	(1,237,060)	(2,939,361)

Total Class IV Shares	(1,097,386)	(2,030,770)

Change in net assets from capital transactions	$(14,932,078)	$(12,247,032)

13

Statement of Changes in Net Assets (Continued)

	Invesco NVIT Comstock Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	63,743	221,262
Reinvested	–	52,231
Redeemed	(339,017)	(645,289)

Total Class I Shares	(275,274)	(371,796)

Class II Shares
Issued	256,685	1,184,279
Reinvested	–	180,990
Redeemed	(916,842)	(1,582,632)

Total Class II Shares	(660,157)	(217,363)

Class IV Shares
Issued	9,255	38,619
Reinvested	–	19,497
Redeemed	(84,069)	(180,393)

Total Class IV Shares	(74,814)	(122,277)

Total change in shares	(1,010,245)	(711,436)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Invesco NVIT Comstock Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$15.31	0.18	(0.17)	0.01	—	—	$15.32	0.07%		$41,497,392	0.94%	2.44%	0.94%	9.71%
Year Ended December 31, 2015	$16.62	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.31	(6.30%	)	$45,696,363	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.29)	(0.29)	$16.62	9.17%		$55,769,762	0.92%	1.53%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	—	—	$15.49	35.64%		$53,342,206	0.93%	1.18%	0.93%	16.28%
Year Ended December 31, 2012	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.46%		$36,558,677	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011	$10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	$9.76	(2.32%	)	$36,364,938	0.96%	1.39%	0.96%	25.55%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$15.19	0.16	(0.17)	(0.01)	—	—	$15.18	(0.07%	)	$152,736,593	1.19%	2.18%	1.19%	9.71%
Year Ended December 31, 2015	$16.53	0.18	(1.26)	(1.08)	(0.26)	(0.26)	$15.19	(6.51%	)	$162,893,521	1.17%	1.11%	1.17%	16.59%
Year Ended December 31, 2014	$15.37	0.20	1.17	1.37	(0.21)	(0.21)	$16.53	8.93%		$180,829,787	1.17%	1.28%	1.17%	20.21%
Year Ended December 31, 2013	$11.36	0.13	3.88	4.01	—	—	$15.37	35.30%		$177,450,075	1.18%	0.94%	1.18%	16.28%
Year Ended December 31, 2012	$9.71	0.14	1.62	1.76	(0.11)	(0.11)	$11.36	18.17%		$133,606,077	1.19%	1.30%	1.19%	14.32%
Year Ended December 31, 2011	$10.08	0.12	(0.38)	(0.26)	(0.11)	(0.11)	$9.71	(2.55%	)	$128,660,247	1.18%	1.19%	1.18%	25.55%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$15.32	0.18	(0.17)	0.01	—	—	$15.33	0.07%		$16,125,645	0.94%	2.43%	0.94%	9.71%
Year Ended December 31, 2015	$16.63	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.32	(6.29%	)	$17,265,399	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.28)	(0.28)	$16.63	9.21%		$20,769,433	0.92%	1.54%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	—	—	$15.49	35.64%		$21,015,057	0.93%	1.20%	0.93%	16.28%
Year Ended December 31, 2012	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.47%		$18,267,479	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011	$10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	$9.76	(2.32%	)	$17,933,763	0.95%	1.40%	0.95%	25.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Invesco NVIT Comstock Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company and Nationwide Life (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,612,249	$—	$—	$2,612,249
Auto Components	4,114,277	—	—	4,114,277
Automobiles	3,532,802	—	—	3,532,802
Banks	36,168,028	—	—	36,168,028
Beverages	1,065,618	—	—	1,065,618
Biotechnology	2,400,217	—	—	2,400,217
Capital Markets	10,141,386	—	—	10,141,386
Chemicals	873,408	—	—	873,408
Communications Equipment	5,750,824	—	—	5,750,824
Consumer Finance	2,699,962	—	—	2,699,962
Containers & Packaging	2,012,457	—	—	2,012,457
Diversified Telecommunication Services	1,878,415	—	—	1,878,415
Electric Utilities	1,923,178	—	—	1,923,178
Electrical Equipment	2,392,840	—	—	2,392,840
Energy Equipment & Services	4,947,288	—	—	4,947,288
Food & Staples Retailing	3,445,975	—	—	3,445,975
Food Products	859,729	—	—	859,729
Health Care Equipment & Supplies	1,899,916	—	—	1,899,916
Health Care Providers & Services	3,973,468	—	—	3,973,468
Hotels, Restaurants & Leisure	5,359,073	—	—	5,359,073
Industrial Conglomerates	3,185,713	—	—	3,185,713
Information Technology Services	1,470,002	—	—	1,470,002
Insurance	11,831,650	—	—	11,831,650
Internet Software & Services	3,504,411	—	—	3,504,411
Leisure Products	706,653	—	—	706,653
Machinery	5,136,401	—	—	5,136,401
Media	12,875,948	—	—	12,875,948
Metals & Mining	1,983,595	—	—	1,983,595
Multiline Retail	3,829,400	—	—	3,829,400
Oil, Gas & Consumable Fuels	30,686,147	—	—	30,686,147
Personal Products	1,348,633	—	—	1,348,633
Pharmaceuticals	13,012,584	2,904,779	—	15,917,363
Semiconductors & Semiconductor Equipment	3,697,085	—	—	3,697,085
Software	7,274,936	—	—	7,274,936
Specialty Retail	701,474	—	—	701,474
Technology Hardware, Storage & Peripherals	4,327,474	—	—	4,327,474
Wireless Telecommunication Services	–	1,090,074	—	1,090,074
Total Common Stocks	$203,623,216	$3,994,853	$—	$207,618,069
Forward Foreign Currency Contracts	—	602,181	—	602,181
Total Assets	$203,623,216	$4,597,034	$—	$208,220,250
Liabilities:
Forward Foreign Currency Contracts	$—	$(21,574)	$—	$(21,574)
Total Liabilities	$—	$(21,574)	$—	$(21,574)
Total	$203,623,216	$4,575,460	$—	$208,198,676

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”, if applicable.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$602,181
Total		$602,181

Liabilities:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(21,574)
Total		$(21,574)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(900,263)
Total	$(900,263)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(309,846)
Total	$(309,846)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of forward foreign currency contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$602,181	$—	$602,181
Total	$602,181	$—	$602,181

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
Barclays Bank PLC	$134,684	$—	$—	$134,684
Canadian Imperial Bank of Commerce	145,027	—	—	145,027
Deutsche Bank Securities, Inc.	30,275	(1,959)	—	28,316
Goldman Sachs International	143,104	(19,615)	—	123,489
Royal Bank of Canada	149,091	—	—	149,091
Total	$602,181	$(21,574)	$—	$580,607

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(21,574)	$—	$(21,574)
Total	$(21,574)	$—	$(21,574)

Amounts designated as “—” are zero.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank Securities, Inc.	$(1,959)	$1,959	$—	$—
Goldman Sachs International	(19,615)	19,615	—	—
Total	$(21,574)	$21,574	$—	$—

Amounts designated as “—” are zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Invesco Advisers, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.69%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $62,371 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $459.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $156,775.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $19,990,431 and sales of $23,249,739 (excluding short-term securities).

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $893 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$186,135,564	$35,094,607	$(13,612,102)	$21,482,505

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

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Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

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Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

36

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

37

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

38

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund

SAR-EM 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Emerging Markets Fund

Asset Allocation†

Common Stocks	94.4%
Preferred Stocks	2.9%
Warrant	0.2%
Other assets in excess of liabilities	2.5%
100.0%

Top Countries††

China	17.9%
South Korea	14.3%
Taiwan	12.4%
India	10.9%
Mexico	6.7%
Hong Kong	5.5%
South Africa	5.1%
Brazil	4.9%
Russia	3.4%
Indonesia	2.8%
Other Countries	16.1%
100.0%

Top Holdings††

Samsung Electronics Co., Ltd.	5.3%
Tencent Holdings Ltd.	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
Naspers Ltd., Class N	2.0%
Alibaba Group Holding Ltd., ADR	1.9%
Baidu, Inc., ADR	1.7%
Lukoil PJSC, ADR	1.5%
Industrial & Commercial Bank of China Ltd., H Shares	1.5%
HDFC Bank Ltd., ADR	1.4%
Other Holdings	77.5%
100.0%

Top Industries††

Banks	14.5%
Internet Software & Services	9.5%
Semiconductors & Semiconductor Equipment	8.0%
Technology Hardware, Storage & Peripherals	6.5%
Oil, Gas & Consumable Fuels	5.7%
Wireless Telecommunication Services	3.9%
Media	3.3%
Food Products	2.7%
Insurance	2.5%
Electronic Equipment, Instruments & Components	2.4%
Other Industries	41.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.
††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,054.60	6.49	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.37	1.27
Class II Shares	Actual	(a)	1,000.00	1,054.10	7.76	1.52
	Hypothetical	(a)(b)	1,000.00	1,017.30	7.62	1.52
Class Y Shares	Actual	(a)	1,000.00	1,055.70	5.78	1.13
	Hypothetical	(a)(b)	1,000.00	1,019.24	5.67	1.13

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund

Common Stocks 94.4%

	Shares	Market Value

ARGENTINA 0.6%
Internet Software & Services 0.6%
MercadoLibre, Inc.	4,528	$636,954

AUSTRALIA 0.7%
Metals & Mining 0.7%
Syrah Resources Ltd.*	167,426	756,587

BRAZIL 2.2%
Commercial Services & Supplies 0.5%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	55,785	477,567

Diversified Telecommunication Services 0.5%
Telefonica Brasil SA, ADR	38,700	526,320

Food Products 0.3%
JBS SA	107,897	335,887

Media 0.4%
Smiles SA	30,982	462,854

Transportation Infrastructure 0.5%
Companhia de Concessoes Rodoviarias SA	99,200	518,806

		2,321,434

CHILE 0.5%
Independent Power and Renewable Electricity Producers 0.5%
Empresa Nacional de Electricidad SA	304,181	281,126
Endesa Americas SA	468,566	215,815

		496,941

CHINA 17.4%
Auto Components 0.8%
Minth Group Ltd.	252,408	817,549

Banks 1.9%
China Merchants Bank Co., Ltd., H Shares*	231,717	522,782
Industrial & Commercial Bank of China Ltd., H Shares	2,722,000	1,517,974

		2,040,756

Building Products 0.2%
China Lesso Group Holdings Ltd.	384,000	204,318

Capital Markets 0.5%
CITIC Securities Co., Ltd., H Shares	235,088	521,637

Electrical Equipment 0.8%
Shanghai Electric Group Co., Ltd., H Shares*	909,524	384,819
Zhuzhou CRRC Times Electric Co., Ltd.	78,523	436,132

		820,951

Electronic Equipment, Instruments & Components 0.4%
Hollysys Automation Technologies Ltd.*	25,532	443,491

Food Products 0.4%
China Mengniu Dairy Co., Ltd.	235,131	411,341

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Gas Utilities 0.7%
ENN Energy Holdings Ltd.	146,000	$723,137

Hotels, Restaurants & Leisure 0.3%
China Lodging Group Ltd., ADR	8,300	302,369

Insurance 1.4%
PICC Property & Casualty Co., Ltd., H Shares	470,000	741,022
Ping An Insurance Group Co. of China Ltd., H Shares	159,500	706,693

		1,447,715

Internet & Catalog Retail 1.7%
JD.com, Inc., ADR*	41,907	889,686
Vipshop Holdings Ltd., ADR*	73,929	825,787

		1,715,473

Internet Software & Services 7.0%
Alibaba Group Holding Ltd., ADR*	24,176	1,922,717
Baidu, Inc., ADR*	614	101,402
Baidu, Inc., ADR*	9,858	1,628,049
NetEase, Inc., ADR	3,700	714,914
Tencent Holdings Ltd.	129,141	2,962,453

		7,329,535

Machinery 0.4%
Haitian International Holdings Ltd.	214,325	379,208

Technology Hardware, Storage & Peripherals 0.3%
Lenovo Group Ltd.	481,739	292,817

Water Utilities 0.6%
CT Environmental Group Ltd.	2,060,000	599,330

		18,049,627

COLOMBIA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Ecopetrol SA, ADR*	52,100	498,076

CZECH REPUBLIC 0.3%
Banks 0.3%
Komercni Banka AS	9,030	338,572

GERMANY 0.3%
Internet Software & Services 0.3%
Rocket Internet SE* (a)	13,928	271,942

GREECE 0.2%
Banks 0.2%
National Bank of Greece SA*	902,128	200,137

HONG KONG 5.4%
Beverages 0.6%
China Resources Beer Holdings Co., Ltd.	276,262	603,838

Construction & Engineering 0.6%
China State Construction International Holdings Ltd.	458,616	608,524

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Household Durables 0.8%
Haier Electronics Group Co., Ltd.	222,000	$339,199
Techtronic Industries Co., Ltd.	111,500	465,624

		804,823

Insurance 0.4%
China Taiping Insurance Holdings Co., Ltd.*	200,789	377,858

Real Estate Management & Development 0.7%
China Resources Land Ltd.	164,397	387,393
Shimao Property Holdings Ltd.	234,370	297,979

		685,372

Wireless Telecommunication Services 2.3%
China Mobile Ltd.	110,800	1,280,207
China Mobile Ltd., ADR	21,200	1,227,480

		2,507,687

		5,588,102

HUNGARY 0.6%
Banks 0.6%
OTP Bank PLC	28,053	627,753

INDIA 10.6%
Auto Components 0.4%
Motherson Sumi Systems Ltd.	99,005	427,087

Automobiles 0.7%
Tata Motors Ltd., ADR*	21,200	735,004

Banks 2.8%
HDFC Bank Ltd., ADR	20,900	1,386,714
ICICI Bank Ltd., ADR	105,300	756,054
Yes Bank Ltd.	46,958	773,698

		2,916,466

Chemicals 0.4%
UPL Ltd.	46,670	381,695

Construction & Engineering 1.6%
IRB Infrastructure Developers Ltd.	102,004	324,031
Larsen & Toubro Ltd.	31,120	693,093
Voltas Ltd.	135,806	651,209

		1,668,333

Electric Utilities 0.3%
CESC Ltd.	39,503	350,015

Electrical Equipment 0.3%
Bharat Heavy Electricals Ltd.	163,545	310,758

Information Technology Services 1.0%
Infosys Ltd., ADR	28,133	502,174
Tata Consultancy Services Ltd.	12,937	490,301

		992,475

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Oil, Gas & Consumable Fuels 1.3%
Bharat Petroleum Corp. Ltd.	48,995	$779,599
Coal India Ltd.	131,649	611,822

		1,391,421

Pharmaceuticals 1.0%
Aurobindo Pharma Ltd.	44,156	487,117
Dr. Reddy’s Laboratories Ltd., ADR	10,400	532,792

		1,019,909

Specialty Retail 0.1%
PC Jeweller Ltd.	19,257	110,480

Tobacco 0.7%
ITC Ltd.	127,701	699,149

		11,002,792

INDONESIA 2.8%
Banks 0.6%
Bank Mandiri Persero Tbk PT	887,700	642,389

Diversified Telecommunication Services 1.0%
Telekomunikasi Indonesia Persero Tbk PT, ADR	14,950	918,828

Food Products 0.4%
Indofood CBP Sukses Makmur Tbk PT	322,200	423,567

Media 0.4%
Media Nusantara Citra Tbk PT	2,680,264	449,661

Trading Companies & Distributors 0.4%
AKR Corporindo Tbk PT	878,404	426,537

		2,860,982

JERSEY, CHANNEL ISLANDS 0.4%
Metals & Mining 0.4%
Centamin PLC	219,846	387,295

LUXEMBOURG 0.3%
Energy Equipment & Services 0.3%
Tenaris SA, ADR	10,700	308,588

MALAYSIA 1.1%
Airlines 0.4%
AirAsia Bhd	706,611	457,505

Information Technology Services 0.7%
My EG Services Bhd	1,449,218	708,847

		1,166,352

MEXICO 6.6%
Banks 0.6%
Grupo Financiero Banorte SAB de CV, Class O	114,500	642,063

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

MEXICO (continued)
Beverages 1.2%
Arca Continental SAB de CV	86,600	$620,752
Fomento Economico Mexicano SAB de CV	65,709	608,047

		1,228,799

Consumer Finance 0.4%
Unifin Financiera SAB de CV SOFOM ENR	182,930	464,565

Food & Staples Retailing 0.6%
Wal-Mart de Mexico SAB de CV	262,200	629,737

Food Products 1.3%
Gruma SAB de CV, Class B	45,740	659,986
Grupo Bimbo SAB de CV Series A	190,000	594,654

		1,254,640

Hotels, Restaurants & Leisure 0.7%
Alsea SAB de CV	197,500	751,000

Real Estate Investment Trusts (REITs) 0.9%
Fibra Uno Administracion SA de CV	203,600	432,757
PLA Administradora Industrial S de RL de CV*	308,891	522,068

		954,825

Transportation Infrastructure 0.9%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	8,600	882,618

		6,808,247

PANAMA 0.4%
Airlines 0.4%
Copa Holdings SA, Class A	8,324	435,012

PERU 1.0%
Banks 1.0%
Credicorp Ltd.	6,843	1,056,080

PHILIPPINES 1.9%
Banks 0.5%
BDO Unibank, Inc.	231,460	552,976

Diversified Financial Services 0.6%
GT Capital Holdings, Inc.	19,630	603,461

Real Estate Management & Development 0.8%
Ayala Land, Inc.	1,030,634	854,937

		2,011,374

PORTUGAL 0.6%
Oil, Gas & Consumable Fuels 0.6%
Galp Energia SGPS SA	43,310	602,370

RUSSIA 3.3%
Banks 0.5%
Sberbank of Russia PJSC, ADR	60,552	531,069

Food & Staples Retailing 0.6%
Magnit PJSC, GDR Reg. S	17,790	593,102

Common Stocks (continued)

	Shares	Market Value

RUSSIA (continued)
Internet Software & Services 0.8%
Mail.Ru Group Ltd., GDR Reg. S*	44,295	$806,169

Oil, Gas & Consumable Fuels 1.4%
Lukoil PJSC, ADR	36,779	1,538,241

		3,468,581

SINGAPORE 0.4%
Oil, Gas & Consumable Fuels 0.4%
InterOil Corp.*	8,408	378,360

SOUTH AFRICA 5.0%
Containers & Packaging 0.2%
Nampak Ltd.	196,367	254,800

Diversified Financial Services 1.1%
FirstRand Ltd.	375,728	1,146,680

Media 1.9%
Naspers Ltd., Class N	13,350	2,038,479

Multiline Retail 0.5%
Woolworths Holdings Ltd.	84,898	486,131

Oil, Gas & Consumable Fuels 0.7%
Sasol Ltd.	25,035	677,291

Paper & Forest Products 0.6%
Mondi PLC	32,601	610,371

		5,213,752

SOUTH KOREA 13.6%
Auto Components 1.0%
S&T Motiv Co., Ltd.	7,525	426,897
Woory Industrial Co., Ltd.	21,466	641,029

		1,067,926

Banks 0.8%
Shinhan Financial Group Co., Ltd.	23,820	782,940

Consumer Finance 0.2%
Samsung Card Co., Ltd.	6,602	239,243

Diversified Telecommunication Services 0.8%
KT Corp., ADR	57,291	816,970

Electric Utilities 0.4%
Korea Electric Power Corp.	7,938	416,682

Electronic Equipment, Instruments & Components 0.6%
Samsung SDI Co., Ltd.	6,620	626,778

Household Durables 0.4%
Coway Co., Ltd.	4,875	443,881

Insurance 0.7%
Dongbu Insurance Co., Ltd.	12,424	747,807

Media 0.5%
Innocean Worldwide, Inc.	6,885	487,576

Metals & Mining 0.6%
Korea Zinc Co., Ltd.	1,296	574,711

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Multiline Retail 0.5%
Hyundai Department Store Co., Ltd.	4,997	$562,169

Personal Products 0.4%
Amorepacific Corp.	1,065	401,494

Semiconductors & Semiconductor Equipment 1.2%
SK Hynix, Inc.	42,785	1,217,532

Software 0.3%
NCSoft Corp.	1,467	302,075

Technology Hardware, Storage & Peripherals 5.2%
Samsung Electronics Co., Ltd.	4,335	5,398,597

		14,086,381

TAIWAN 12.1%
Banks 0.7%
Mega Financial Holding Co., Ltd.	1,019,000	770,743

Electronic Equipment, Instruments & Components 1.4%
Hon Hai Precision Industry Co., Ltd.	199,000	512,681
Largan Precision Co., Ltd.	10,000	924,832

		1,437,513

Health Care Equipment & Supplies 0.5%
Ginko International Co., Ltd.	49,137	513,360

Internet Software & Services 0.5%
PChome Online, Inc.	50,096	555,300

Semiconductors & Semiconductor Equipment 6.6%
Advanced Semiconductor Engineering, Inc., ADR	92,000	513,360
Chipbond Technology Corp.	250,297	321,607
Hermes Microvision, Inc.	24,343	1,009,363
Himax Technologies, Inc., ADR*	86,676	715,944
Taiwan Semiconductor Manufacturing Co., Ltd.	420,077	2,117,061
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	85,500	2,242,664

		6,919,999

Technology Hardware, Storage & Peripherals 0.9%
Chicony Electronics Co., Ltd.	222,564	503,682
Pegatron Corp.	178,981	380,143

		883,825

Textiles, Apparel & Luxury Goods 0.4%
Makalot Industrial Co., Ltd.	79,921	376,194

Wireless Telecommunication Services 1.1%
Far EasTone Telecommunications Co., Ltd.*	460,800	1,115,780

		12,572,714

THAILAND 1.5%
Banks 0.7%
Bangkok Bank PCL REG	71,200	322,372

Common Stocks (continued)

	Shares	Market Value

THAILAND (continued)
Banks (continued)
Kasikornbank PCL	83,300	$404,502

		726,874

Health Care Providers & Services 0.4%
Bangkok Dusit Medical Services PCL, Class F	618,500	421,590

Wireless Telecommunication Services 0.4%
Total Access Communication PCL	492,434	453,204

		1,601,668

TURKEY 2.3%
Automobiles 0.5%
Tofas Turk Otomobil Fabrikasi AS	72,020	592,176

Banks 0.4%
Akbank TAS	130,233	373,263

Industrial Conglomerates 0.5%
KOC Holding AS	102,332	467,990

Machinery 0.4%
Turk Traktor ve Ziraat Makineleri AS	14,311	417,912

Oil, Gas & Consumable Fuels 0.5%
Tupras Turkiye Petrol Rafinerileri AS	25,489	565,852

		2,417,193

UNITED ARAB EMIRATES 0.4%
Real Estate Management & Development 0.4%
Emaar Properties PJSC	223,036	379,364

UNITED KINGDOM 1.4%
Banks 0.5%
BGEO Group PLC*	15,204	532,475

Personal Products 0.9%
Unilever NV, NYRS	19,300	905,942

		1,438,417

Total Common Stocks (cost $91,483,587)		97,981,647

Preferred Stocks 2.9%
BRAZIL 2.5%
Banks 1.7%
Banco Bradesco SA – Preference Shares	137,248	1,075,836
Itau Unibanco Holding SA – Preference Shares ADR	69,700	657,968

		1,733,804

Chemicals 0.5%
Braskem SA, Class A	93,300	553,009

Metals & Mining 0.3%
Vale SA	82,817	335,929

		2,622,742

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Preferred Stocks (continued)

	Shares	Market Value

SOUTH KOREA 0.4%
Chemicals 0.4%
LG Chem Ltd. (Preference)	2,392	$399,287

Total Preferred Stocks (cost $2,241,399)		3,022,029

Warrant 0.2%

	Number of Warrants

CURACAO 0.2%
Food Products 0.2%
Almarai Co., expiring 03/02/17*	17,736	258,500

Total Warrant (cost $222,488)		258,500

Total Investments (cost $93,947,474) (b) — 97.5%		101,262,176
Other assets in excess of liabilities — 2.5%		2,551,706

NET ASSETS — 100.0%		$103,813,882

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $271,942 which represents 0.26% of net assets.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AS	Stock Corporation

Bhd	Private Limited Company

ENR	Non-Regulated Entity

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PCL	Public Company Limited

PJSC	Public Joint Stock Company

PLC	Public Limited Company
REG	Registered Shares

Reg. S	Regulation S – Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

SAB de CV	Public Traded Company

S de RL de CV	Public Traded Limited Liability Company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SOFOM	Multiple Purpose Financial Company

TAS	Joint Stock Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund
Assets:
Investments, at value (cost $93,947,474)	$101,262,176
Cash	2,196,232
Foreign currencies, at value (cost $590,411)	589,250
Dividends receivable	425,542
Receivable for investments sold	672,865
Receivable for capital shares issued	24,354
Receivable for capital gain country tax	130
Prepaid expenses	651

Total Assets	105,171,200

Liabilities:
Payable for investments purchased	1,139,488
Payable for capital shares redeemed	14,760
Accrued expenses and other payables:
Investment advisory fees	74,753
Fund administration fees	7,198
Distribution fees	9,539
Administrative servicing fees	13,393
Accounting and transfer agent fees	1,000
Deferred capital gain country tax	75,559
Compliance program costs (Note 3)	107
Professional fees	19,717
Other	1,804

Total Liabilities	1,357,318

Net Assets	$103,813,882

Represented by:
Capital	$140,584,418
Accumulated undistributed net investment income	1,842,152
Accumulated net realized losses from investments and foreign currency transactions	(45,852,052)
Net unrealized appreciation/(depreciation) from investments†	7,239,143
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	221

Net Assets	$103,813,882

†	Net of $75,559 of deferred capital gain country tax.

12

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund
Net Assets:
Class I Shares	$56,152,276
Class II Shares	47,311,640
Class Y Shares	349,966

Total	$103,813,882

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,811,037
Class II Shares	4,961,048
Class Y Shares	36,216

Total	10,808,301

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.66
Class II Shares	$9.54
Class Y Shares	$9.66

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$1,432,887
Interest income	2,275
Foreign tax withholding	(124,377)

Total Income	1,310,785

EXPENSES:
Investment advisory fees	480,433
Fund administration fees	51,544
Distribution fees Class II Shares	60,870
Administrative servicing fees Class I Shares	39,198
Administrative servicing fees Class II Shares	36,522
Professional fees	25,558
Printing fees	19,607
Trustee fees	1,624
Custodian fees	3,202
Accounting and transfer agent fees	3,673
Compliance program costs (Note 3)	220
Other	6,067

Total expenses before fees waived	728,518

Investment advisory fees waived (Note 3)	(25,292)

Net Expenses	703,226

NET INVESTMENT INCOME	607,559

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(14,887,097)
Net realized losses from foreign currency transactions (Note 2)	(89,469)

Net realized losses from investments and foreign currency transactions	(14,976,566)

Net change in unrealized appreciation/(depreciation) from investments ††	19,898,495
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	7,424

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	19,905,919

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	4,929,353

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,536,912

†	Net of capital gain country taxes of $190,287.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $20,726.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$607,559	$1,630,616
Net realized losses from investments and foreign currency transactions	(14,976,566)	(15,577,757)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	19,905,919	(7,192,667)

Change in net assets resulting from operations	5,536,912	(21,139,808)

Distributions to Shareholders From:
Net investment income:
Class I	–	(520,487)
Class II	–	(277,046)
Class Y	–	(1,385)

Change in net assets from shareholder distributions	–	(798,918)

Change in net assets from capital transactions	(7,906,472)	(3,009,672)

Change in net assets	(2,369,560)	(24,948,398)

Net Assets:
Beginning of period	106,183,442	131,131,840

End of period	$103,813,882	$106,183,442

Accumulated undistributed net investment income at end of period	$1,842,152	$1,234,593

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,401,629	$8,129,275
Dividends reinvested	–	520,487
Cost of shares redeemed	(4,564,692)	(13,633,021)

Total Class I Shares	(163,063)	(4,983,259)

Class II Shares
Proceeds from shares issued	1,747,948	12,344,667
Dividends reinvested	–	277,046
Cost of shares redeemed	(9,677,659)	(10,732,631)

Total Class II Shares	(7,929,711)	1,889,082

Class Y Shares
Proceeds from shares issued	188,862	89,218
Dividends reinvested	–	1,385
Cost of shares redeemed	(2,560)	(6,098)

Total Class Y Shares	186,302	84,505

Change in net assets from capital transactions	$(7,906,472)	$(3,009,672)

15

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	485,674	770,723
Reinvested	–	57,002
Redeemed	(508,158)	(1,281,615)

Total Class I Shares	(22,484)	(453,890)

Class II Shares
Issued	198,341	1,111,626
Reinvested	–	30,680
Redeemed	(1,048,112)	(1,022,651)

Total Class II Shares	(849,771)	119,655

Class Y Shares
Issued	19,943	9,297
Reinvested	–	152
Redeemed	(268)	(631)

Total Class Y Shares	19,675	8,818

Total change in shares	(852,580)	(325,417)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Period Ended June 30, 2016 (Unaudited)	$9.16	0.06	0.44	0.50	–	–	–	$9.66	5.46%		$56,152,276	1.27%	1.35%	1.32%	111.75%
Year Ended December 31, 2015	$11.01	0.15	(1.91)	(1.76)	(0.09)	(0.09)	–	$9.16	(15.99%	)	$53,435,999	1.20%	1.45%	1.25%	109.50%
Year Ended December 31, 2014	$11.80	0.18	(0.82)	(0.64)	(0.15)	(0.15)	–	$11.01	(5.51%	)	$69,228,499	1.20%	1.56%	1.25%	83.05%
Year Ended December 31, 2013	$11.86	0.16	(0.08)	0.08	(0.14)	(0.14)	–	$11.80	0.66%	(f)	$15,371,041	1.19%	1.37%	1.25%	78.72%
Year Ended December 31, 2012	$10.16	0.15	1.61	1.76	(0.06)	(0.06)	–	$11.86	17.22%		$20,901,248	1.20%	1.38%	1.25%	68.20%
Year Ended December 31, 2011	$13.19	0.13	(3.08)	(2.95)	(0.08)	(0.08)	–	$10.16	(22.37%	)	$19,667,663	1.22%	1.07%	1.23%	119.54%

Class II Shares
Period Ended June 30, 2016 (Unaudited)	$9.05	0.05	0.44	0.49	–	–	–	$9.54	5.41%		$47,311,640	1.52%	1.04%	1.57%	111.75%
Year Ended December 31, 2015	$10.86	0.12	(1.88)	(1.76)	(0.05)	(0.05)	–	$9.05	(16.23%	)	$52,596,042	1.49%	1.21%	1.54%	109.50%
Year Ended December 31, 2014	$11.66	0.16	(0.81)	(0.65)	(0.15)	(0.15)	–	$10.86	(5.73%	)	$61,818,215	1.45%	1.37%	1.50%	83.05%
Year Ended December 31, 2013	$11.72	0.13	(0.08)	0.05	(0.11)	(0.11)	–	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%
Year Ended December 31, 2012	$10.04	0.12	1.59	1.71	(0.03)	(0.03)	–	$11.72	16.99%		$1,442,757	1.45%	1.12%	1.50%	68.20%
Year Ended December 31, 2011	$13.04	0.11	(3.05)	(2.94)	(0.06)	(0.06)	–	$10.04	(22.60%	)	$1,699,906	1.48%	0.90%	1.49%	119.54%

Class Y Shares
Period Ended June 30, 2016 (Unaudited)	$9.15	0.08	0.43	0.51	–	–	–	$9.66	5.57%		$349,966	1.13%	1.80%	1.18%	111.75%
Year Ended December 31, 2015	$11.02	0.16	(1.91)	(1.75)	(0.12)	(0.12)	–	$9.15	(15.90%	)	$151,401	1.08%	1.58%	1.13%	109.50%
Period Ended December 31, 2014 (g)	$11.42	0.13	(0.43)	(0.30)	(0.10)	(0.10)	–	$11.02	(2.72%	)	$85,126	1.06%	1.62%	1.11%	83.05%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

On March 9, 2016, the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons, as defined under the 1940 Act, unanimously approved a Plan of Reorganization (the “Plan”) between the NVIT Emerging Markets Fund (“Emerging Markets”) and NVIT Developing Markets Fund (“Developing Markets”), each a series of the Trust, pursuant to which Developing Markets would be reorganized into Emerging Markets (the “Reorganization”). Shareholders of Developing Markets are not required, and will not be requested, to approve the Reorganization.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

18

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are

19

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$435,012	$457,505	$—	$892,517
Auto Components	—	2,312,562	—	2,312,562
Automobiles	735,004	592,176	—	1,327,180
Banks	3,840,911	8,893,645	—	12,734,556
Beverages	1,228,799	603,838	—	1,832,637
Building Products	—	204,318	—	204,318
Capital Markets	—	521,637	—	521,637
Chemicals	—	381,695	—	381,695
Commercial Services & Supplies	477,567	—	—	477,567
Construction & Engineering	—	2,276,857	—	2,276,857
Consumer Finance	464,565	239,243	—	703,808
Containers & Packaging	—	254,800	—	254,800
Diversified Financial Services	—	1,750,141	—	1,750,141
Diversified Telecommunication Services	2,262,118	—	—	2,262,118
Electric Utilities	—	766,697	—	766,697
Electrical Equipment	—	1,131,709	—	1,131,709
Electronic Equipment, Instruments & Components	443,491	2,064,291	—	2,507,782
Energy Equipment & Services	308,588	—	—	308,588
Food & Staples Retailing	629,737	593,102	—	1,222,839
Food Products	1,590,527	834,908	—	2,425,435
Gas Utilities	—	723,137	—	723,137
Health Care Equipment & Supplies	—	513,360	—	513,360
Health Care Providers & Services	421,590	—	—	421,590
Hotels, Restaurants & Leisure	1,053,369	—	—	1,053,369
Household Durables	—	1,248,704	—	1,248,704
Independent Power and Renewable Electricity Producers	496,941	—	—	496,941
Industrial Conglomerates	—	467,990	—	467,990
Information Technology Services	502,174	1,199,148	—	1,701,322
Insurance	—	2,573,380	—	2,573,380
Internet & Catalog Retail	1,715,473	—	—	1,715,473
Internet Software & Services	5,810,205	3,789,695	—	9,599,900
Machinery	417,912	379,208	—	797,120
Media	462,854	2,975,716	—	3,438,570
Metals & Mining	—	1,718,593	—	1,718,593
Multiline Retail	—	1,048,300	—	1,048,300
Oil, Gas & Consumable Fuels	1,245,747	4,405,864	—	5,651,611
Paper & Forest Products	—	610,371	—	610,371
Personal Products	905,942	401,494	—	1,307,436
Pharmaceuticals	532,792	487,117	—	1,019,909
Real Estate Investment Trusts (REITs)	954,825	—	—	954,825
Real Estate Management & Development	—	1,919,673	—	1,919,673
Semiconductors & Semiconductor Equipment	3,471,968	4,665,563	—	8,137,531

20

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Software	$—	$302,075	$—	$302,075
Specialty Retail	—	110,480	—	110,480
Technology Hardware, Storage & Peripherals	—	6,575,239	—	6,575,239
Textiles, Apparel & Luxury Goods	—	376,194	—	376,194
Tobacco	—	699,149	—	699,149
Trading Companies & Distributors	—	426,537	—	426,537
Transportation Infrastructure	1,401,424	—	—	1,401,424
Water Utilities	—	599,330	—	599,330
Wireless Telecommunication Services	1,680,684	2,395,987	—	4,076,671
Total Common Stocks	$33,490,219	$64,491,428	$—	$97,981,647
Preferred Stocks
Banks	1,733,804	—	—	1,733,804
Chemicals	553,009	399,287	—	952,296
Metals & Mining	335,929	—	—	335,929
Total Preferred Stocks	$2,622,742	$399,287	$—	$3,022,029
Warrant	—	258,500	—	258,500
Total	$36,112,961	$65,149,215	$—	$101,262,176

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Total
Balance as of 12/31/15	$696,588	$696,588
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	(608,196)	(608,196)
Change in Net Appreciation/(Depreciation)	348,659	348,659
Purchases*	—	—
Sales	(437,051)	(437,051)
Transfer Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/16	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 6/30/16**	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

21

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained

22

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

The Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $25,292, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.95%, and after contractual fee waivers was 0.90%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2017.

23

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $51,544 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $220.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $75,720.

24

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $113,042,044 and sales of $122,115,366 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $64 of brokerage commissions.

25

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$94,365,369	$9,986,323	$(3,089,516)	$6,896,807

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

29

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

37

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

38

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

39

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Semiannual Report

June 30, 2016 (Unaudited)

NVIT International Equity Fund

SAR-IE 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT International Equity Fund

Asset Allocation†

Common Stocks	99.1%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries††

Banks	11.7%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	6.0%
Insurance	5.4%
Electric Utilities	4.0%
Biotechnology	3.5%
Food Products	3.5%
Real Estate Management & Development	3.4%
Machinery	2.9%
Electronic Equipment, Instruments & Components	2.6%
Other Industries	49.3%
100.0%

Top Holdings††

Roche Holding AG	3.4%
Novo Nordisk A/S, Class B	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4%
Korea Electric Power Corp.	2.2%
Sumitomo Mitsui Financial Group, Inc.	1.9%
Kone OYJ, Class B	1.9%
Nissan Motor Co., Ltd.	1.9%
CSL Ltd.	1.9%
Actelion Ltd.	1.6%
BT Group PLC	1.6%
Other Holdings	78.7%
100.0%

Top Countries††

Japan	16.4%
United Kingdom	11.6%
Switzerland	6.9%
Canada	6.0%
France	5.4%
China	5.4%
Australia	5.3%
Germany	4.8%
Hong Kong	4.3%
South Korea	3.7%
Other Countries	30.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	961.20	5.61	1.15
	Hypothetical(a)(b)		1,000.00	1,019.14	5.77	1.15
Class II Shares	Actual	(a)	1,000.00	959.90	6.82	1.40
	Hypothetical(a)(b)		1,000.00	1,017.90	7.02	1.40

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT International Equity Fund

Common Stocks 99.1%

	Shares	Market Value

AUSTRALIA 5.3%
Banks 0.4%
Westpac Banking Corp.	17,653	$391,465

Biotechnology 1.9%
CSL Ltd.	21,301	1,796,368

Capital Markets 0.4%
Magellan Financial Group Ltd.	25,021	421,768

Containers & Packaging 1.1%
Amcor Ltd.	96,154	1,081,117

Diversified Telecommunication Services 0.1%
Vocus Communications Ltd.	22,354	142,042

Food Products 0.2%
Bellamy’s Australia Ltd.	19,544	149,559

Metals & Mining 1.2%
BlueScope Steel Ltd.	48,698	235,289
Fortescue Metals Group Ltd.	91,874	245,859
Northern Star Resources Ltd.	130,126	481,737
Regis Resources Ltd.	83,288	213,398

		1,176,283

		5,158,602

BELGIUM 0.5%
Banks 0.2%
KBC Group NV*	3,460	170,166

Media 0.3%
Telenet Group Holding NV*	6,692	306,001

		476,167

BRAZIL 1.8%
Beverages 0.7%
Ambev SA	123,600	732,989

Insurance 1.1%
BB Seguridade Participacoes SA	120,400	1,053,589

		1,786,578

CANADA 5.9%
Auto Components 1.1%
Magna International, Inc.	30,592	1,073,840

Banks 0.2%
Canadian Imperial Bank of Commerce	2,437	183,046

Food & Staples Retailing 0.2%
Alimentation Couche-Tard, Inc., Class B	3,424	147,036

Food Products 0.2%
Premium Brands Holdings Corp.	5,633	237,188

Information Technology Services 0.2%
CGI Group, Inc., Class A*	4,270	182,407

Media 0.2%
Quebecor, Inc., Class B	6,599	189,090

Metals & Mining 0.5%
Lundin Mining Corp.*	156,257	527,327

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Multiline Retail 1.4%
Dollarama, Inc.	20,446	$1,427,478

Oil, Gas & Consumable Fuels 0.4%
Enbridge, Inc.	8,144	344,999

Road & Rail 1.0%
Canadian National Railway Co.	16,568	978,345

Software 0.3%
Constellation Software, Inc.	846	327,419

Thrifts & Mortgage Finance 0.2%
Genworth MI Canada, Inc.	7,553	193,743

		5,811,918

CHILE 0.2%
Electric Utilities 0.2%
Enersis Americas SA, ADR	18,106	155,349

CHINA 5.3%
Auto Components 0.1%
Tianneng Power International Ltd.	140,000	95,179

Banks 0.6%
China Construction Bank Corp., H Shares	943,000	628,640

Chemicals 0.2%
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	322,000	148,157

Construction & Engineering 0.3%
China Railway Construction Corp., Ltd., H Shares*	234,000	294,792

Electronic Equipment, Instruments & Components 0.5%
AAC Technologies Holdings, Inc.	22,000	188,081
Sunny Optical Technology Group Co., Ltd.	97,000	341,522

		529,603

Internet Software & Services 2.0%
Alibaba Group Holding Ltd., ADR*	10,831	861,389
Tencent Holdings Ltd.	46,200	1,059,812

		1,921,201

Oil, Gas & Consumable Fuels 1.6%
China Petroleum & Chemical Corp., H Shares	1,110,000	802,107
PetroChina Co., Ltd., H Shares	1,168,000	805,031

		1,607,138

		5,224,710

DENMARK 2.8%
Electrical Equipment 0.3%
Vestas Wind Systems A/S	4,721	320,884

Pharmaceuticals 2.5%
Novo Nordisk A/S, Class B	45,752	2,463,878

		2,784,762

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

EGYPT 0.2%
Banks 0.2%
Commercial International Bank Egypt SAE, GDR REG	42,622	$151,978

FAROE ISLANDS 0.3%
Food Products 0.3%
Bakkafrost P/F	6,779	255,767

FINLAND 1.9%
Machinery 1.9%
Kone OYJ, Class B	40,552	1,871,489

FRANCE 5.4%
Aerospace & Defense 1.5%
Airbus Group SE	18,767	1,075,723
Safran SA	5,972	402,165

		1,477,888

Auto Components 0.8%
Valeo SA	17,604	781,513

Banks 1.6%
BNP Paribas SA	20,760	910,441
Societe Generale SA	20,523	642,081

		1,552,522

Insurance 1.0%
AXA SA	34,198	676,183
CNP Assurances	18,512	273,122

		949,305

Oil, Gas & Consumable Fuels 0.2%
TOTAL SA	4,536	217,529

Software 0.3%
UBISOFT Entertainment*	7,857	286,238

		5,264,995

GERMANY 4.7%
Airlines 0.3%
Deutsche Lufthansa AG REG	28,380	333,678

Auto Components 0.5%
Continental AG	2,345	443,737

Chemicals 0.9%
BASF SE	9,678	742,097
Evonik Industries AG	3,735	111,335

		853,432

Industrial Conglomerates 0.5%
Rheinmetall AG	2,790	165,946
Siemens AG REG	2,878	295,344

		461,290

Insurance 0.6%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	1,860	311,913

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Insurance (continued)
Talanx AG	7,705	$229,478

		541,391

Machinery 0.5%
KION Group AG	10,315	499,947

Media 0.8%
ProSiebenSat.1 Media SE*	20,149	881,358

Personal Products 0.3%
Beiersdorf AG	3,180	301,065

Software 0.3%
SAP SE	3,858	289,756

		4,605,654

HONG KONG 4.2%
Banks 0.2%
Dah Sing Financial Holdings Ltd.	32,000	197,759

Electrical Equipment 0.2%
China High Speed Transmission Equipment Group Co., Ltd.	265,000	213,500

Food Products 0.4%
WH Group Ltd. (a)	545,000	431,637

Real Estate Investment Trusts (REITs) 0.7%
Link REIT	103,500	707,754

Real Estate Management & Development 2.6%
China Overseas Land & Investment Ltd.	286,000	911,726
China Resources Land Ltd.	90,000	212,080
Shimao Property Holdings Ltd.	178,500	226,946
Wharf Holdings Ltd. (The)	117,000	713,996
Wheelock & Co., Ltd.	89,000	418,090

		2,482,838

Wireless Telecommunication Services 0.1%
China Mobile Ltd.	9,500	109,765

		4,143,253

INDIA 1.2%
Information Technology Services 1.2%
Infosys Ltd., ADR	67,871	1,211,497

INDONESIA 1.1%
Banks 0.6%
Bank Rakyat Indonesia Persero Tbk PT	541,000	445,152
Bank Tabungan Negara Persero Tbk PT	1,504,300	196,383

		641,535

Diversified Telecommunication Services 0.2%
Telekomunikasi Indonesia Persero Tbk PT	606,000	184,373

Tobacco 0.3%
Gudang Garam Tbk PT	49,900	261,086

		1,086,994

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND 1.1%
Airlines 0.4%
Ryanair Holdings PLC, ADR	5,275	$366,824

Professional Services 0.4%
Experian PLC	23,404	444,022

Trading Companies & Distributors 0.3%
AerCap Holdings NV*	7,722	259,382

		1,070,228

ISRAEL 0.2%
Electronic Equipment, Instruments & Components 0.1%
Orbotech Ltd.*	4,640	118,552

Software 0.1%
Nice Ltd.	1,500	95,450

		214,002

ITALY 0.2%
Banks 0.2%
UniCredit SpA	71,737	157,768

JAPAN 16.5%
Automobiles 2.1%
Mazda Motor Corp.	7,200	95,280
Nissan Motor Co., Ltd.	206,100	1,839,302

		1,934,582

Banks 4.0%
Hokkoku Bank Ltd. (The)	74,000	200,177
Mitsubishi UFJ Financial Group, Inc.	337,600	1,513,411
San-In Godo Bank Ltd. (The)	38,200	249,424
Sumitomo Mitsui Financial Group, Inc.	65,100	1,879,765

		3,842,777

Chemicals 1.0%
Mitsubishi Chemical Holdings Corp.	39,500	181,068
Nitto Denko Corp.	3,300	209,333
Sumitomo Chemical Co., Ltd.	60,000	247,564
Teijin Ltd.	108,000	357,862

		995,827

Diversified Telecommunication Services 0.5%
Nippon Telegraph & Telephone Corp.	10,900	511,155

Electrical Equipment 1.5%
Mitsubishi Electric Corp.	118,000	1,408,726

Electronic Equipment, Instruments & Components 1.3%
Murata Manufacturing Co., Ltd.	11,600	1,300,530

Health Care Providers & Services 0.7%
Medipal Holdings Corp.	41,000	674,074

Household Durables 0.1%
Haseko Corp.	13,800	138,936

Insurance 1.2%
Dai-ichi Life Insurance Co., Ltd. (The)	20,700	231,724
Sompo Japan Nipponkoa Holdings, Inc.	36,000	958,039

		1,189,763

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery 0.3%
JTEKT Corp.	19,200	$217,622
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,700	109,946

		327,568

Oil, Gas & Consumable Fuels 1.5%
Idemitsu Kosan Co., Ltd.	64,600	1,402,472

Real Estate Management & Development 0.6%
Daito Trust Construction Co., Ltd.	3,700	600,741

Road & Rail 0.4%
West Japan Railway Co.	6,400	405,589

Trading Companies & Distributors 0.1%
Marubeni Corp.	19,800	89,451

Wireless Telecommunication Services 1.2%
KDDI Corp.	39,200	1,192,062

		16,014,253

LUXEMBOURG 0.1%
Metals & Mining 0.1%
Ternium SA, ADR	4,992	95,148

MALAYSIA 0.7%
Electric Utilities 0.7%
Tenaga Nasional Bhd	190,000	665,273

MEXICO 0.6%
Consumer Finance 0.1%
Gentera SAB de CV	53,700	95,489

Household Products 0.5%
Kimberly-Clark de Mexico SAB de CV, Class A	198,400	468,042

		563,531

NETHERLANDS 1.5%
Insurance 1.2%
NN Group NV	42,117	1,159,414

Oil, Gas & Consumable Fuels 0.3%
Royal Dutch Shell PLC, Class A	9,669	265,561

		1,424,975

NEW ZEALAND 0.3%
Health Care Equipment & Supplies 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	35,839	257,492

NORWAY 2.9%
Banks 0.3%
DNB ASA	21,658	259,242

Chemicals 0.3%
Yara International ASA	8,586	272,750

Food Products 0.4%
Leroy Seafood Group ASA	5,356	252,707
Salmar ASA	5,354	159,326

		412,033

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Oil, Gas & Consumable Fuels 1.9%
Det Norske Oljeselskap ASA*	34,959	$426,104
Statoil ASA	84,687	1,463,261

		1,889,365

		2,833,390

PORTUGAL 0.8%
Food & Staples Retailing 0.4%
Jeronimo Martins SGPS SA	27,884	439,779

Oil, Gas & Consumable Fuels 0.4%
Galp Energia SGPS SA	27,797	386,610

		826,389

RUSSIA 1.3%
Banks 0.5%
Sberbank of Russia PJSC, ADR	56,379	494,470

Metals & Mining 0.3%
Alrosa PJSC	283,600	307,630

Oil, Gas & Consumable Fuels 0.5%
Gazprom PJSC, ADR	53,812	232,752
Lukoil PJSC, ADR	1,381	57,800
Tatneft PJSC, ADR	6,226	192,190

		482,742

		1,284,842

SINGAPORE 0.6%
Banks 0.5%
United Overseas Bank Ltd.	36,300	500,140

Real Estate Management & Development 0.1%
Yanlord Land Group Ltd.	146,100	123,364

		623,504

SOUTH AFRICA 1.9%
Banks 0.1%
Capitec Bank Holdings Ltd.	1,918	77,803

Food & Staples Retailing 0.2%
Clicks Group Ltd.	20,004	166,655

Food Products 0.6%
Astral Foods Ltd.	12,296	105,507
AVI Ltd.	77,479	436,635

		542,142

Health Care Providers & Services 0.2%
Mediclinic International PLC	12,063	176,600

Oil, Gas & Consumable Fuels 0.8%
Sasol Ltd.	31,673	856,874

		1,820,074

SOUTH KOREA 3.6%
Electric Utilities 2.1%
Korea Electric Power Corp.	40,365	2,118,841

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Oil, Gas & Consumable Fuels 0.1%
SK Innovation Co., Ltd.	1,056	$130,114

Technology Hardware, Storage & Peripherals 0.8%
Samsung Electronics Co., Ltd.	593	738,493

Tobacco 0.3%
KT&G Corp.	2,233	264,465

Wireless Telecommunication Services 0.3%
SK Telecom Co., Ltd.	1,522	285,933

		3,537,846

SPAIN 1.0%
Banks 1.0%
Banco Santander SA	138,892	538,995
CaixaBank SA	211,520	466,184

		1,005,179

SWEDEN 1.9%
Commercial Services & Supplies 0.1%
Intrum Justitia AB	4,647	145,742

Construction & Engineering 0.3%
NCC AB, Class B	12,967	301,083

Food & Staples Retailing 0.5%
Axfood AB	24,739	475,171

Household Durables 0.2%
Bonava AB*	12,967	156,327

Household Products 0.2%
Svenska Cellulosa AB SCA, Class B	6,562	210,841

Machinery 0.2%
Volvo AB, Class B	19,225	190,987

Metals & Mining 0.4%
Boliden AB	21,495	420,100

		1,900,251

SWITZERLAND 7.0%
Biotechnology 1.6%
Actelion Ltd. REG*	9,397	1,582,432

Building Products 0.1%
Geberit AG REG	359	135,976

Food Products 1.4%
Chocoladefabriken Lindt & Spruengli AG	104	620,269
Nestle SA REG	9,416	729,536

		1,349,805

Insurance 0.3%
Swiss Life Holding AG REG*	1,261	291,414

Personal Products 0.1%
Oriflame Holding AG*	5,236	133,535

Pharmaceuticals 3.5%
Roche Holding AG	12,520	3,303,775

		6,796,937

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN 3.0%
Electronic Equipment, Instruments & Components 0.7%
Largan Precision Co., Ltd.	7,000	$647,383

Semiconductors & Semiconductor Equipment 2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	462,000	2,328,340

		2,975,723

THAILAND 0.2%
Banks 0.2%
Bangkok Bank PCL, NVDR	40,800	184,702

TURKEY 0.7%
Banks 0.5%
Turkiye Garanti Bankasi AS	61,767	163,153
Turkiye Vakiflar Bankasi TAO, Class D	184,906	290,377

		453,530

Diversified Telecommunication Services 0.2%
Turk Telekomunikasyon AS	92,987	196,001

		649,531

UNITED KINGDOM 11.6%
Airlines 0.3%
easyJet PLC	4,960	72,077
International Consolidated Airlines Group SA	35,645	176,788

		248,865

Banks 0.3%
HSBC Holdings PLC	47,937	296,996

Capital Markets 1.1%
Hargreaves Lansdown PLC	62,252	1,038,428

Commercial Services & Supplies 0.4%
Rentokil Initial PLC	168,922	436,226

Consumer Finance 0.5%
Provident Financial PLC	15,332	472,745

Diversified Financial Services 0.3%
IG Group Holdings PLC	22,914	248,119

Diversified Telecommunication Services 1.5%
BT Group PLC	282,812	1,554,503

Electric Utilities 0.9%
SSE PLC	43,293	901,064

Energy Equipment & Services 0.1%
Petrofac Ltd.	12,090	125,671

Food & Staples Retailing 0.3%
J Sainsbury PLC	84,718	263,913

Hotels, Restaurants & Leisure 0.4%
Compass Group PLC	19,113	363,632

Household Durables 0.9%
Bellway PLC	17,650	447,737
Berkeley Group Holdings PLC	7,328	247,450
Taylor Wimpey PLC	87,479	155,195

		850,382

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Household Products 0.3%
Reckitt Benckiser Group PLC	2,598	$260,506

Insurance 0.1%
Direct Line Insurance Group PLC	19,770	91,400

Media 0.7%
ITV PLC	301,987	724,067

Multiline Retail 0.1%
Debenhams PLC	133,780	98,863

Multi-Utilities 1.1%
Centrica PLC	376,201	1,137,629

Personal Products 0.5%
Unilever NV, CVA	9,870	459,050

Specialty Retail 0.2%
JD Sports Fashion PLC	13,425	206,979

Thrifts & Mortgage Finance 0.1%
OneSavings Bank PLC	28,433	80,131

Tobacco 1.3%
British American Tobacco PLC	20,703	1,342,156

Trading Companies & Distributors 0.2%
Howden Joinery Group PLC	31,844	163,553

		11,364,878

UNITED STATES 0.6%
Hotels, Restaurants & Leisure 0.6%
International Game Technology PLC	33,873	634,780

Total Common Stocks (cost $99,047,119)		96,890,409

Total Investments (cost $99,047,119) (b) — 99.1%		96,890,409
Other assets in excess of liabilities — 0.9%		884,673

NET ASSETS — 100.0%		$97,775,082

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $431,637 which represents 0.44% of net assets.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Equity Fund (Continued)

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

AS	Stock Corporation

ASA	Stock Corporation

Bhd	Private Limited Company

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

OYJ	Public Traded Company

PCL	Public Company Limited

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAE	Public Limited Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

TAO	Joint Stock Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT International Equity Fund
Assets:
Investments, at value (cost $99,047,119)	$96,890,409
Cash	1,040,945
Foreign currencies, at value (cost $569,836)	569,836
Dividends receivable	209,814
Receivable for investments sold	2,001,757
Receivable for capital shares issued	17,110
Reclaims receivable	190,091
Prepaid expenses	624

Total Assets	100,920,586

Liabilities:
Payable for investments purchased	2,964,725
Payable for capital shares redeemed	34,715
Accrued expenses and other payables:
Investment advisory fees	63,795
Fund administration fees	8,186
Distribution fees	8,099
Administrative servicing fees	14,027
Accounting and transfer agent fees	2,432
Custodian fees	242
Compliance program costs (Note 3)	115
Professional fees	34,394
Printing fees	13,210
Other	1,564

Total Liabilities	3,145,504

Net Assets	$97,775,082

Represented by:
Capital	$104,951,172
Accumulated undistributed net investment income	2,590,888
Accumulated net realized losses from investments and foreign currency transactions	(7,603,118)
Net unrealized appreciation/(depreciation) from investments	(2,156,710)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(7,150)

Net Assets	$97,775,082

Net Assets:
Class I Shares	$58,536,684
Class II Shares	39,238,398

Total	$97,775,082

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,381,952
Class II Shares	4,315,722

Total	10,697,674

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.17
Class II Shares	$9.09

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$1,936,353
Interest income	1,012
Income from securities lending (Note 2)	249
Foreign tax withholding	(207,410)

Total Income	1,730,204

EXPENSES:
Investment advisory fees	391,189
Fund administration fees	49,409
Distribution fees Class II Shares	48,815
Administrative servicing fees Class I Shares	44,059
Administrative servicing fees Class II Shares	29,290
Professional fees	24,281
Printing fees	11,459
Trustee fees	1,587
Custodian fees	2,154
Accounting and transfer agent fees	7,847
Compliance program costs (Note 3)	222
Other	5,920

Total expenses before fees waived	616,232

Investment advisory fees waived (Note 3)	(4,889)

Net Expenses	611,343

NET INVESTMENT INCOME	1,118,861

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(4,172,365)
Net realized gains from foreign currency transactions (Note 2)	22,685

Net realized losses from investments and foreign currency transactions	(4,149,680)

Net change in unrealized appreciation/(depreciation) from investments††	(955,425)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,895

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(949,530)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(5,099,210)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,980,349)

†	Net of capital gain country taxes of $3,093.
††	Net of decrease in deferred capital gain country tax accrual on unrealized depreciation of $22,252.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT International Equity Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$1,118,861	$1,745,379
Net realized losses from investments and foreign currency transactions	(4,149,680)	(2,963,533)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(949,530)	(2,398,932)

Change in net assets resulting from operations	(3,980,349)	(3,617,086)

Distributions to Shareholders From:
Net investment income:
Class I	–	(342,454)
Class II	–	(121,623)
Net realized gains:
Class I	–	(2,532,293)
Class II	–	(1,613,657)

Change in net assets from shareholder distributions	–	(4,610,027)

Change in net assets from capital transactions	(2,612,740)	5,852,534

Change in net assets	(6,593,089)	(2,374,579)

Net Assets:
Beginning of period	104,368,171	106,742,750

End of period	$97,775,082	$104,368,171

Accumulated undistributed net investment income at end of period	$2,590,888	$1,472,027

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,883,956	$9,991,792
Dividends reinvested	–	2,874,747
Cost of shares redeemed	(6,007,616)	(12,330,671)

Total Class I Shares	(2,123,660)	535,868

Class II Shares
Proceeds from shares issued	2,584,500	8,507,631
Dividends reinvested	–	1,735,280
Cost of shares redeemed	(3,073,580)	(4,926,245)

Total Class II Shares	(489,080)	5,316,666

Change in net assets from capital transactions	$(2,612,740)	$5,852,534

SHARE TRANSACTIONS:
Class I Shares
Issued	427,746	932,420
Reinvested	–	303,794
Redeemed	(655,499)	(1,183,213)

Total Class I Shares	(227,753)	53,001

15

Statements of Changes in Net Assets (Continued)

	NVIT International Equity Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	286,968	821,098
Reinvested	–	185,054
Redeemed	(337,749)	(478,552)

Total Class II Shares	(50,781)	527,600

Total change in shares	(278,534)	580,601

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.54	0.11	(0.48)	(0.37)	–	–	–	–	$9.17	(3.88%	)	$58,536,684	1.15%	2.38%	1.16%	42.26%
Year Ended December 31, 2015	$10.30	0.17	(0.49)	(0.32)	(0.05)	(0.39)	(0.44)	–	$9.54	(3.06%	)	$63,037,658	1.12%	1.66%	1.14%	100.97%
Year Ended December 31, 2014	$10.75	0.19	(0.22)	(0.03)	(0.42)	–	(0.42)	–	$10.30	(0.45%	)	$67,502,706	1.13%	1.80%	1.15%	90.25%
Year Ended December 31, 2013	$9.17	0.17	1.46	1.63	(0.05)	–	(0.05)	–	$10.75	17.83%		$19,708,439	1.14%	1.68%	1.15%	118.28%
Year Ended December 31, 2012	$8.00	0.10	1.15	1.25	(0.08)	–	(0.08)	–	$9.17	15.61%		$17,410,499	1.17%	1.14%	1.17%	25.05%
Year Ended December 31, 2011	$8.97	0.09	(0.95)	(0.86)	(0.11)	–	(0.11)	–	$8.00	(9.76%	)	$16,018,649	1.18%	1.01%	1.18%	113.73%	(f)

Class II Shares (g)
Six Months Ended June 30, 2016 (Unaudited)	$9.47	0.10	(0.48)	(0.38)	–	–	–	–	$9.09	(4.01%	)	$39,238,398	1.40%	2.15%	1.41%	42.26%
Year Ended December 31, 2015	$10.22	0.14	(0.47)	(0.33)	(0.03)	(0.39)	(0.42)	–	$9.47	(3.22%	)	$41,330,513	1.38%	1.40%	1.39%	100.97%
Year Ended December 31, 2014	$10.69	0.16	(0.22)	(0.06)	(0.41)	–	(0.41)	–	$10.22	(0.72%	)	$39,240,044	1.39%	1.47%	1.40%	90.25%
Year Ended December 31, 2013	$9.14	0.14	1.46	1.60	(0.05)	–	(0.05)	–	$10.69	17.56%		$31,266,115	1.39%	1.42%	1.40%	118.28%
Year Ended December 31, 2012	$7.98	0.08	1.13	1.21	(0.05)	–	(0.05)	–	$9.14	15.23%		$26,193,375	1.42%	0.89%	1.42%	25.05%
Year Ended December 31, 2011	$8.95	0.09	(0.96)	(0.87)	(0.10)	–	(0.10)	–	$7.98	(10.00%	)	$25,947,338	1.43%	0.99%	1.43%	113.73%	(f)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Excludes merger activity.
(g)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,477,888	$—	$1,477,888
Airlines	366,824	582,543	—	949,367
Auto Components	1,073,840	1,320,429	—	2,394,269
Automobiles	—	1,934,582	—	1,934,582
Banks	183,046	11,006,672	—	11,189,718
Beverages	732,989	—	—	732,989
Biotechnology	—	3,378,800	—	3,378,800
Building Products	—	135,976	—	135,976
Capital Markets	—	1,460,196	—	1,460,196
Chemicals	—	2,270,166	—	2,270,166
Commercial Services & Supplies	—	581,968	—	581,968
Construction & Engineering	—	595,875	—	595,875
Consumer Finance	95,489	472,745	—	568,234
Containers & Packaging	—	1,081,117	—	1,081,117
Diversified Financial Services	—	248,119	—	248,119
Diversified Telecommunication Services	—	2,588,074	—	2,588,074
Electric Utilities	155,349	3,685,178	—	3,840,527
Electrical Equipment	—	1,943,110	—	1,943,110
Electronic Equipment, Instruments & Components	118,552	2,477,516	—	2,596,068
Energy Equipment & Services	—	125,671	—	125,671
Food & Staples Retailing	313,691	1,178,863	—	1,492,554
Food Products	673,823	2,704,308	—	3,378,131
Health Care Equipment & Supplies	—	257,492	—	257,492
Health Care Providers & Services	—	850,674	—	850,674
Hotels, Restaurants & Leisure	634,780	363,632	—	998,412
Household Durables	156,327	989,318	—	1,145,645
Household Products	468,042	471,347	—	939,389
Industrial Conglomerates	—	461,290	—	461,290
Information Technology Services	1,393,904	—	—	1,393,904
Insurance	1,053,589	4,222,687	—	5,276,276
Internet Software & Services	861,389	1,059,812	—	1,921,201
Machinery	—	2,889,991	—	2,889,991
Media	189,090	1,911,426	—	2,100,516
Metals & Mining	930,105	1,596,383	—	2,526,488
Multiline Retail	1,427,478	98,863	—	1,526,341
Multi-Utilities	—	1,137,629	—	1,137,629
Oil, Gas & Consumable Fuels	456,574	7,126,830	—	7,583,404
Personal Products	459,050	434,600	—	893,650
Pharmaceuticals	—	5,767,653	—	5,767,653
Professional Services	—	444,022	—	444,022
Real Estate Investment Trusts (REITs)	—	707,754	—	707,754
Real Estate Management & Development	—	3,206,943	—	3,206,943
Road & Rail	978,345	405,589	—	1,383,934
Semiconductors & Semiconductor Equipment	—	2,328,340	—	2,328,340
Software	327,419	671,444	—	998,863
Specialty Retail	—	206,979	—	206,979
Technology Hardware, Storage & Peripherals	—	738,493	—	738,493
Thrifts & Mortgage Finance	273,874	—	—	273,874
Tobacco	—	1,867,707	—	1,867,707
Trading Companies & Distributors	259,382	253,004	—	512,386
Wireless Telecommunication Services	—	1,587,760	—	1,587,760
Total Common Stocks	$13,582,951	$83,307,458	$—	$96,890,409
Total	$13,582,951	$83,307,458	$—	$96,890,409

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the Fund did not hold any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.01% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $4,889, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.80%, and after contractual fee waivers was 0.79%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $49,409 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $222.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $73,349.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $41,742,375 and sales of $43,798,963 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $0 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$99,186,853	$6,965,537	$(9,261,981)	$(2,296,444)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”)

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

29

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

37

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

38

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

39

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Semiannual Report

June 30, 2016 (Unaudited)

Templeton NVIT International Value Fund

SAR-IV 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Templeton NVIT International Value Fund

Asset Allocation†

Common Stocks	96.8%
Other assets in excess of liabilities	3.2%
100.0%

Top Industries††

Banks	13.1%
Pharmaceuticals	12.2%
Oil, Gas & Consumable Fuels	10.7%
Insurance	7.6%
Diversified Telecommunication Services	5.2%
Technology Hardware, Storage & Peripherals	4.2%
Auto Components	3.7%
Wireless Telecommunication Services	3.5%
Energy Equipment & Services	3.1%
Industrial Conglomerates	3.1%
Other Industries	33.6%
100.0%

Top Holdings††

Samsung Electronics Co., Ltd., GDR	3.0%
BP PLC	3.0%
Roche Holding AG	2.5%
CRH PLC	2.0%
Cie Generale des Etablissements Michelin	1.9%
Teva Pharmaceutical Industries Ltd., ADR	1.8%
ING Groep NV, CVA	1.7%
Sanofi	1.7%
BAE Systems PLC	1.6%
Nissan Motor Co., Ltd.	1.6%
Other Holdings	79.2%
100.0%

Top Countries††

United Kingdom	17.5%
Germany	11.4%
France	10.4%
Netherlands	9.3%
Japan	8.7%
Switzerland	7.4%
South Korea	6.0%
Hong Kong	5.5%
China	4.4%
Singapore	3.7%
Other Countries	15.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	941.20	4.92	1.02
	Hypothetical	(a)(b)	1,000.00	1,019.79	5.12	1.02

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Templeton NVIT International Value Fund

Common Stocks 96.8%

	Shares	Market Value

BRAZIL 0.3%
Aerospace & Defense 0.3%
Embraer SA, ADR	31,860	$691,999

CANADA 1.1%
Oil, Gas & Consumable Fuels 1.1%
Suncor Energy, Inc.	79,013	2,191,901

CHINA 4.2%
Diversified Telecommunication Services 1.1%
China Telecom Corp., Ltd., H Shares	5,212,000	2,343,923

Health Care Providers & Services 1.1%
Sinopharm Group Co., Ltd., H Shares	468,800	2,251,969

Insurance 0.7%
China Life Insurance Co., Ltd., H Shares	613,000	1,321,703

Internet Software & Services 0.6%
Baidu, Inc., ADR*	7,530	1,243,580

Machinery 0.7%
CRRC Corp., Ltd., H Shares	887,960	798,504
Weichai Power Co., Ltd., H Shares	567,700	584,520

		1,383,024

		8,544,199

FRANCE 10.1%
Aerospace & Defense 0.8%
Zodiac Aerospace	73,680	1,718,842

Auto Components 2.0%
Cie Generale des Etablissements Michelin	40,290	3,796,955

Banks 1.5%
BNP Paribas SA	70,520	3,092,692

Building Products 0.9%
Cie de Saint-Gobain	49,200	1,864,955

Energy Equipment & Services 0.5%
Technip SA	18,963	1,026,372

Insurance 1.2%
AXA SA	127,764	2,526,228

Oil, Gas & Consumable Fuels 1.5%
TOTAL SA	65,340	3,133,447

Pharmaceuticals 1.7%
Sanofi	40,320	3,349,896

		20,509,387

GERMANY 11.0%
Air Freight & Logistics 0.4%
Deutsche Post AG REG	30,760	866,586

Airlines 0.5%
Deutsche Lufthansa AG REG	93,970	1,104,854

Chemicals 0.7%
LANXESS AG	31,810	1,395,597

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Construction Materials 0.9%
HeidelbergCement AG	25,430	$1,915,694

Diversified Financial Services 0.7%
Deutsche Boerse AG	16,590	1,362,948

Food & Staples Retailing 1.0%
METRO AG	64,970	1,998,225

Industrial Conglomerates 1.0%
Siemens AG REG	19,160	1,966,222

Insurance 0.7%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	8,440	1,415,346

Pharmaceuticals 3.1%
Bayer AG REG	31,437	3,157,372
Merck KGaA	30,760	3,126,539

		6,283,911

Semiconductors & Semiconductor Equipment 1.0%
Infineon Technologies AG	138,610	2,006,576

Software 1.0%
SAP SE	27,310	2,051,122

		22,367,081

HONG KONG 5.3%
Household Durables 0.7%
Haier Electronics Group Co., Ltd.	925,300	1,413,786

Industrial Conglomerates 1.2%
CK Hutchison Holdings Ltd.	223,012	2,453,236

Insurance 0.7%
AIA Group Ltd.	232,600	1,398,792

Real Estate Management & Development 1.2%
Cheung Kong Property Holdings Ltd.	223,012	1,405,121
Swire Pacific Ltd., Class A	92,500	1,045,364

		2,450,485

Semiconductors & Semiconductor Equipment 0.5%
GCL-Poly Energy Holdings Ltd.	7,810,000	1,026,520

Wireless Telecommunication Services 1.0%
China Mobile Ltd.	182,000	2,102,867

		10,845,686

IRELAND 2.3%
Construction Materials 2.0%
CRH PLC	135,797	3,982,060

Pharmaceuticals 0.3%
Perrigo Co. PLC	7,370	668,238

		4,650,298

ISRAEL 1.8%
Pharmaceuticals 1.8%
Teva Pharmaceutical Industries Ltd., ADR	71,367	3,584,764

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY 2.1%
Banks 1.0%
Intesa Sanpaolo SpA	449,056	$855,322
UniCredit SpA	509,650	1,120,850

		1,976,172

Oil, Gas & Consumable Fuels 1.1%
Eni SpA	136,458	2,197,952

		4,174,124

JAPAN 8.4%
Auto Components 0.5%
Sumitomo Rubber Industries Ltd.	81,700	1,093,792

Automobiles 2.5%
Nissan Motor Co., Ltd.	356,100	3,177,950
Toyota Motor Corp.	38,400	1,893,064

		5,071,014

Beverages 2.1%
Kirin Holdings Co., Ltd.	83,700	1,411,698
Suntory Beverage & Food Ltd.	63,800	2,887,023

		4,298,721

Electronic Equipment, Instruments & Components 0.5%
Omron Corp.	29,700	969,431

Industrial Conglomerates 0.8%
Toshiba Corp.*	569,000	1,549,957

Oil, Gas & Consumable Fuels 0.5%
INPEX Corp.	127,100	993,998

Technology Hardware, Storage & Peripherals 0.5%
Konica Minolta, Inc.	127,000	925,139

Wireless Telecommunication Services 1.0%
SoftBank Group Corp.	37,000	2,092,427

		16,994,479

LUXEMBOURG 0.9%
Energy Equipment & Services 0.9%
Tenaris SA	122,490	1,770,362

MEXICO 0.3%
Metals & Mining 0.3%
Industrias Penoles SAB de CV	21,900	521,694

NETHERLANDS 9.0%
Banks 1.7%
ING Groep NV, CVA	330,546	3,419,800

Chemicals 1.5%
Akzo Nobel NV	49,790	3,092,995

Energy Equipment & Services 0.8%
SBM Offshore NV	131,455	1,523,444

Insurance 1.9%
ASR Nederland NV*	103,803	2,240,550
NN Group NV	55,880	1,538,288

		3,778,838

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Life Sciences Tools & Services 0.7%
QIAGEN NV*	68,740	$1,498,001

Oil, Gas & Consumable Fuels 2.4%
Royal Dutch Shell PLC, Class A, ADR	1,147	63,337
Royal Dutch Shell PLC, Class A	1,335	36,666
Royal Dutch Shell PLC, Class B, ADR	54,858	3,072,049
Royal Dutch Shell PLC, Class B	63,839	1,763,781

		4,935,833

		18,248,911

NORWAY 2.2%
Diversified Telecommunication Services 1.3%
Telenor ASA	165,530	2,740,022

Oil, Gas & Consumable Fuels 0.9%
Statoil ASA	104,790	1,810,610

		4,550,632

SINGAPORE 3.6%
Banks 2.0%
DBS Group Holdings Ltd.	212,361	2,503,933
United Overseas Bank Ltd.	113,800	1,567,931

		4,071,864

Diversified Telecommunication Services 1.6%
Singapore Telecommunications Ltd.	1,027,000	3,172,011

		7,243,875

SOUTH KOREA 5.8%
Auto Components 1.1%
Hyundai Mobis Co., Ltd.	10,436	2,295,956

Automobiles 0.4%
Hyundai Motor Co.	7,442	880,325

Banks 1.4%
Hana Financial Group, Inc.	49,566	1,007,721
KB Financial Group, Inc., ADR	61,326	1,745,338

		2,753,059

Technology Hardware, Storage & Peripherals 2.9%
Samsung Electronics Co., Ltd., GDR	9,400	5,874,436

		11,803,776

SPAIN 0.9%
Diversified Telecommunication Services 0.9%
Telefonica SA	183,937	1,746,264

SWEDEN 0.8%
Health Care Equipment & Supplies 0.8%
Getinge AB, Class B	74,462	1,537,343

SWITZERLAND 7.2%
Capital Markets 1.4%
Credit Suisse Group AG REG*	142,782	1,520,974
UBS Group AG REG	101,230	1,313,519

		2,834,493

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Insurance 1.4%
Swiss Re AG	31,570	$2,757,337

Metals & Mining 0.9%
Glencore PLC*	915,340	1,886,627

Pharmaceuticals 3.5%
Novartis AG REG	27,040	2,231,842
Roche Holding AG	18,310	4,831,640

		7,063,482

		14,541,939

TAIWAN 1.6%
Semiconductors & Semiconductor Equipment 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.*	393,214	1,981,680

Technology Hardware, Storage & Peripherals 0.7%
Catcher Technology Co., Ltd.	180,000	1,342,112

		3,323,792

THAILAND 0.9%
Banks 0.9%
Bangkok Bank PCL, NVDR	367,300	1,662,773
Bangkok Bank PCL REG	49,200	222,763

		1,885,536

UNITED KINGDOM 17.0%
Aerospace & Defense 1.6%
BAE Systems PLC	458,150	3,207,308

Airlines 0.4%
International Consolidated Airlines Group SA	176,190	873,848

Banks 4.1%
Barclays PLC	877,100	1,631,307
HSBC Holdings PLC	423,492	2,593,600
Lloyds Banking Group PLC	2,508,880	1,817,158
Standard Chartered PLC	312,980	2,374,572

		8,416,637

Construction & Engineering 0.4%
Carillion PLC	268,850	839,579

Energy Equipment & Services 0.9%
Petrofac Ltd.	174,010	1,808,765

Food & Staples Retailing 0.9%
Tesco PLC*	782,510	1,837,800

Insurance 0.9%
Aviva PLC	341,540	1,800,356

Media 0.7%
Sky PLC	131,940	1,499,293

Multiline Retail 0.4%
Marks & Spencer Group PLC	187,030	800,961

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Oil, Gas & Consumable Fuels 2.9%
BP PLC	999,231	$5,849,017

Pharmaceuticals 1.4%
GlaxoSmithKline PLC	133,570	2,868,417

Specialty Retail 1.1%
Kingfisher PLC	517,030	2,220,688

Wireless Telecommunication Services 1.3%
Vodafone Group PLC	848,730	2,587,658

		34,610,327

Total Common Stocks (cost $190,830,763)		196,338,369

Total Investments (cost $190,830,763) (a) — 96.8%		196,338,369
Other assets in excess of liabilities — 3.2%		6,407,551

NET ASSETS — 100.0%		$202,745,920

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SAB	de CV Public Traded Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Templeton NVIT International Value Fund
Assets:
Investments, at value (cost $190,830,763)	$196,338,369
Cash	5,796,998
Foreign currencies, at value (cost $44)	46
Dividends receivable	520,698
Receivable for investments sold	141,863
Receivable for capital shares issued	405
Reclaims receivable	448,476
Prepaid expenses	1,299

Total Assets	203,248,154

Liabilities:
Payable for investments purchased	281,619
Payable for capital shares redeemed	2,155
Accrued expenses and other payables:
Investment advisory fees	126,264
Fund administration fees	9,941
Administrative servicing fees	25,632
Accounting and transfer agent fees	1,427
Deferred capital gain country tax	2,304
Custodian fees	252
Compliance program costs (Note 3)	230
Professional fees	24,910
Printing fees	24,158
Other	3,342

Total Liabilities	502,234

Net Assets	$202,745,920

Represented by:
Capital	$193,803,554
Accumulated undistributed net investment income	4,067,277
Accumulated net realized losses from investments and foreign currency transactions	(597,087)
Net unrealized appreciation/(depreciation) from investments
Net unrealized appreciation/(depreciation) from investments†	5,505,302
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(33,126)

Net Assets	$202,745,920

Net Assets:
Class I Shares	$202,745,920

Total	$202,745,920

†	Net of $2,304 of deferred capital gain country tax.

10

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

Templeton NVIT International Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	19,801,896

Total	19,801,896

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.24

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$5,069,370
Interest income	14,236
Income from securities lending (Note 2)	2,131
Foreign tax withholding	(462,641)

Total Income	4,623,096

EXPENSES:
Investment advisory fees	770,112
Fund administration fees	59,985
Administrative servicing fees Class I Shares	154,024
Professional fees	31,787
Printing fees	16,876
Trustee fees	3,326
Custodian fees	4,444
Accounting and transfer agent fees	4,097
Compliance program costs (Note 3)	453
Other	6,958

Total expenses before expenses reimbursed	1,052,062

Expenses reimbursed by adviser (Note 3)	(5,083)

Net Expenses	1,046,979

NET INVESTMENT INCOME	3,576,117

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,666,585)
Net realized gains from foreign currency transactions (Note 2)	6,715

Net realized losses from investments and foreign currency transactions	(3,659,870)

Net change in unrealized appreciation/(depreciation) from investments††	(12,730,123)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,210

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(12,727,913)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(16,387,783)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,811,666)

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $1,715

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$3,576,117	$4,183,344
Net realized gains/(losses) from investments and foreign currency transactions	(3,659,870)	3,085,782
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(12,727,913)	(14,502,797)

Change in net assets resulting from operations	(12,811,666)	(7,233,671)

Distributions to Shareholders From:
Net investment income:
Class I	–	(4,273,234)
Net realized gains:
Class I	–	(10,256,544)

Change in net assets from shareholder distributions	–	(14,529,778)

Change in net assets from capital transactions	(17,392)	10,481,330

Change in net assets	(12,829,058)	(11,282,119)

Net Assets:
Beginning of period	215,574,978	226,857,097

End of period	$202,745,920	$215,574,978

Accumulated undistributed net investment income at end of period	$4,067,277	$491,160

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,833,092	$26,192,759
Dividends reinvested	–	14,529,778
Cost of shares redeemed	(9,850,484)	(30,241,207)

Total Class I Shares	(17,392)	10,481,330

Change in net assets from capital transactions	$(17,392)	$10,481,330

SHARE TRANSACTIONS:
Class I Shares
Issued	935,621	2,227,457
Reinvested	–	1,297,892
Redeemed	(950,997)	(2,414,775)

Total Class I Shares	(15,376)	1,110,574

Total change in shares	(15,376)	1,110,574

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class I Shares (e)
Six Months Ended June 30, 2016 (Unaudited)	$10.88	0.18		(0.82)	(0.64)	–	–	–	–	$10.24	(5.88%)	$202,745,920	1.02%	3.48%		1.02%	7.54%
Year Ended December 31, 2015	$12.13	0.22		(0.68)	(0.46)	(0.22)	(0.57)	(0.79)	–	$10.88	(3.90%)	$215,574,978	1.02%	1.79%		1.02%	12.38%
Year Ended December 31, 2014	$14.27	0.47	(f)	(1.57)	(1.10)	(0.50)	(0.54)	(1.04)	–	$12.13	(8.15%)	$226,857,097	1.00%	3.40%	(f)	1.00%	18.74%
Year Ended December 31, 2013	$12.21	0.26		2.17	2.43	(0.25)	(0.12)	(0.37)	–	$14.27	20.09%	$263,066,096	1.00%	1.98%		1.00%	15.31%
Year Ended December 31, 2012	$10.63	0.29		1.77	2.06	(0.29)	(0.19)	(0.48)	–	$12.21	19.56%	$251,979,290	1.00%	2.55%		1.00%	10.82%
Year Ended December 31, 2011	$12.50	0.34		(1.86)	(1.52)	(0.34)	(0.01)	(0.35)	–	$10.63	(12.43%)	$228,733,581	0.99%	2.77%		0.99%	5.40%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
(f)	During the year ended December 31, 2014, the Fund received a large special dividend distribution from Vodafone Group PLC. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.15 and 1.11% lower, respectively.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1(a)	Level 2(a)	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$691,999	$4,926,150	$—	$5,618,149
Air Freight & Logistics	—	866,586	—	866,586
Airlines	—	1,978,702	—	1,978,702
Auto Components	—	7,186,703	—	7,186,703
Automobiles	—	5,951,339	—	5,951,339
Banks	1,745,338	23,870,422	—	25,615,760
Beverages	—	4,298,721	—	4,298,721
Building Products	—	1,864,955	—	1,864,955
Capital Markets	—	2,834,493	—	2,834,493
Chemicals	—	4,488,592	—	4,488,592
Construction & Engineering	—	839,579	—	839,579
Construction Materials	—	5,897,754	—	5,897,754
Diversified Financial Services	—	1,362,948	—	1,362,948
Diversified Telecommunication Services	—	10,002,220	—	10,002,220
Electronic Equipment, Instruments & Components	—	969,431	—	969,431
Energy Equipment & Services	—	6,128,943	—	6,128,943
Food & Staples Retailing	—	3,836,025	—	3,836,025
Health Care Equipment & Supplies	—	1,537,343	—	1,537,343
Health Care Providers & Services	—	2,251,969	—	2,251,969
Household Durables	—	1,413,786	—	1,413,786
Industrial Conglomerates	—	5,969,415	—	5,969,415
Insurance	2,240,550	12,758,050	—	14,998,600
Internet Software & Services	1,243,580	—	—	1,243,580
Life Sciences Tools & Services	—	1,498,001	—	1,498,001
Machinery	—	1,383,024	—	1,383,024
Media	—	1,499,293	—	1,499,293
Metals & Mining	521,694	1,886,627	—	2,408,321
Multiline Retail	—	800,961	—	800,961
Oil, Gas & Consumable Fuels	5,327,287	15,785,471	—	21,112,758
Pharmaceuticals	4,253,002	19,565,706	—	23,818,708
Real Estate Management & Development	—	2,450,485	—	2,450,485
Semiconductors & Semiconductor Equipment	—	5,014,776	—	5,014,776
Software	—	2,051,122	—	2,051,122
Specialty Retail	—	2,220,688	—	2,220,688
Technology Hardware, Storage & Peripherals	—	8,141,687	—	8,141,687
Wireless Telecommunication Services	—	6,782,952	—	6,782,952
Total Common Stocks	$16,023,450	$180,314,919	$—	$196,338,369
Total	$16,023,450	$180,314,919	$—	$196,338,369

Amounts	designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers	between levels are recognized as of the beginning of the reporting period.

(a)	During the six months ended June 30, 2016, the Fund had a transfer of an international common stock from Level 1 to Level 2. The market value at the time of the transfer and at June 30, 2016, was $4,472,301 and $3,419,800, respectively. The investment was previously valued using the last quoted sales price from the local exchange on which it traded, resulting in the Level 1 classification. At June 30, 2016, the Fund valued this security using the last quoted sales price and applied a fair value factor received from an independent fair value pricing service, resulting in the Level 2 classification.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Fund did not have any portfolio securities on loan.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$—	$—	$—	$5,083	$5,083

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $59,985 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $453.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15 % for Class I shares, for a total amount of $154,024.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $18,953,341 and sales of $15,071,239 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $0 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$190,850,779	$32,424,406	$(26,936,816)	$5,487,590

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

25

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

26

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

28

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

34

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

35

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

36

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

38

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

39

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

40

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Developing Markets Fund

SAR-DMKT 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Developing Markets Fund

Asset Allocation†

Common Stocks	94.9%
Preferred Stocks	2.9%
Warrant	0.2%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries††

Banks	14.3%
Internet Software & Services	9.4%
Semiconductors & Semiconductor Equipment	8.0%
Technology Hardware, Storage & Peripherals	6.6%
Oil, Gas & Consumable Fuels	5.8%
Wireless Telecommunication Services	3.9%
Media	3.5%
Food Products	2.8%
Electronic Equipment, Instruments & Components	2.5%
Insurance	2.5%
Other Industries	40.7%
100.0%

Top Holdings††

Samsung Electronics Co., Ltd.	5.3%
Tencent Holdings Ltd.	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
Naspers Ltd., Class N	2.0%
Alibaba Group Holding Ltd., ADR	1.9%
Baidu, Inc., ADR	1.7%
Lukoil PJSC, ADR	1.5%
Industrial & Commercial Bank of China Ltd., H Shares	1.5%
HDFC Bank Ltd., ADR	1.4%
Other Holdings	77.5%
100.0%

Top Countries††

China	17.7%
South Korea	14.3%
Taiwan	12.5%
India	10.8%
Mexico	6.8%
Hong Kong	5.5%
South Africa	5.2%
Brazil	4.9%
Russia	3.5%
Indonesia	2.8%
Other Countries	16.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Developing Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Developing Markets Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class II Shares	Actual	(a)	1,000.00	1,053.90	8.37	1.64
	Hypothetical	(b)(c)	1,000.00	1,016.71	8.22	1.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Developing Markets Fund

Common Stocks 94.9%

	Shares	Market Value

ARGENTINA 0.6%
Internet Software & Services 0.6%
MercadoLibre, Inc.	2,000	$281,340

AUSTRALIA 0.7%
Metals & Mining 0.7%
Syrah Resources Ltd.*	74,021	334,496

BRAZIL 2.2%
Commercial Services & Supplies 0.5%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	24,500	209,741

Diversified Telecommunication Services 0.5%
Telefonica Brasil SA, ADR	17,000	231,201

Food Products 0.3%
JBS SA	47,458	147,738

Media 0.4%
Smiles SA	13,608	203,296

Transportation Infrastructure 0.5%
Companhia de Concessoes Rodoviarias SA	44,000	230,115

		1,022,091

CHILE 0.5%
Independent Power and Renewable Electricity Producers 0.5%
Empresa Nacional de Electricidad SA	133,609	123,483
Endesa Americas SA	205,524	94,661

		218,144

CHINA 17.5%
Auto Components 0.8%
Minth Group Ltd.	110,995	359,512

Banks 2.0%
China Merchants Bank Co., Ltd., H Shares*	101,500	228,996
Industrial & Commercial Bank of China Ltd., H Shares	1,208,000	673,664

		902,660

Building Products 0.2%
China Lesso Group Holdings Ltd.	161,000	85,665

Capital Markets 0.5%
CITIC Securities Co., Ltd., H Shares	103,000	228,547

Electrical Equipment 0.8%
Shanghai Electric Group Co., Ltd., H Shares*	398,000	168,394
Zhuzhou CRRC Times Electric Co., Ltd.	34,500	191,619

		360,013

Electronic Equipment, Instruments & Components 0.4%
Hollysys Automation Technologies Ltd.*	11,200	194,544

Food Products 0.4%
China Mengniu Dairy Co., Ltd.	102,946	180,095

Gas Utilities 0.7%
ENN Energy Holdings Ltd.	64,000	316,992

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Hotels, Restaurants & Leisure 0.3%
China Lodging Group Ltd., ADR	3,700	$134,791

Insurance 1.4%
PICC Property & Casualty Co., Ltd., H Shares	212,000	334,248
Ping An Insurance Group Co. of China Ltd., H Shares	71,000	314,578

		648,826

Internet & Catalog Retail 1.7%
JD.com, Inc., ADR*	18,575	394,347
Vipshop Holdings Ltd., ADR*	33,100	369,727

		764,074

Internet Software & Services 7.0%
Alibaba Group Holding Ltd., ADR*	10,697	850,732
Baidu, Inc., ADR*	364	60,115
Baidu, Inc., ADR*	4,328	714,769
NetEase, Inc., ADR	1,600	309,152
Tencent Holdings Ltd.	57,386	1,316,417

		3,251,185

Machinery 0.4%
Haitian International Holdings Ltd.	94,961	168,016

Technology Hardware, Storage & Peripherals 0.3%
Lenovo Group Ltd.	212,000	128,861

Water Utilities 0.6%
CT Environmental Group Ltd.	950,000	276,390

		8,000,171

COLOMBIA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Ecopetrol SA, ADR*	23,400	223,704

CZECH REPUBLIC 0.3%
Banks 0.3%
Komercni Banka AS	4,115	154,288

GERMANY 0.3%
Internet Software & Services 0.3%
Rocket Internet SE* (a)	5,988	116,915

GREECE 0.2%
Banks 0.2%
National Bank of Greece SA*	396,462	87,955

HONG KONG 5.4%
Beverages 0.6%
China Resources Beer Holdings Co., Ltd.	120,955	264,377

Construction & Engineering 0.6%
China State Construction International Holdings Ltd.	202,000	268,028

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Household Durables 0.8%
Haier Electronics Group Co., Ltd.	98,000	$149,736
Techtronic Industries Co., Ltd.	49,500	206,712

		356,448

Insurance 0.4%
China Taiping Insurance Holdings Co., Ltd.*	88,000	165,604

Real Estate Management & Development 0.7%
China Resources Land Ltd.	71,622	168,774
Shimao Property Holdings Ltd.	102,107	129,819

		298,593

Wireless Telecommunication Services 2.3%
China Mobile Ltd.	48,500	560,379
China Mobile Ltd., ADR	9,400	544,260

		1,104,639

		2,457,689

HUNGARY 0.6%
Banks 0.6%
OTP Bank PLC	12,322	275,734

INDIA 10.6%
Auto Components 0.4%
Motherson Sumi Systems Ltd.	45,178	194,888

Automobiles 0.7%
Tata Motors Ltd., ADR*	9,500	329,365

Banks 2.8%
HDFC Bank Ltd., ADR	9,400	623,689
ICICI Bank Ltd., ADR	46,700	335,306
Yes Bank Ltd.	20,597	339,364

		1,298,359

Chemicals 0.4%
UPL Ltd.	20,800	170,115

Construction & Engineering 1.6%
IRB Infrastructure Developers Ltd.	44,742	142,130
Larsen & Toubro Ltd.	13,505	300,778
Voltas Ltd.	59,272	284,218

		727,126

Electric Utilities 0.3%
CESC Ltd.	16,391	145,232

Electrical Equipment 0.3%
Bharat Heavy Electricals Ltd.	71,735	136,307

Information Technology Services 1.0%
Infosys Ltd., ADR	12,300	219,555
Tata Consultancy Services Ltd.	5,682	215,343

		434,898

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Oil, Gas & Consumable Fuels 1.3%
Bharat Petroleum Corp. Ltd.	21,490	$341,944
Coal India Ltd.	57,745	268,363

		610,307

Pharmaceuticals 1.0%
Aurobindo Pharma Ltd.	19,833	218,792
Dr. Reddy’s Laboratories Ltd., ADR	4,700	240,781

		459,573

Specialty Retail 0.1%
PC Jeweller Ltd.	8,445	48,450

Tobacco 0.7%
ITC Ltd.	56,013	306,665

		4,861,285

INDONESIA 2.8%
Banks 0.6%
Bank Mandiri Persero Tbk PT	397,800	287,870

Diversified Telecommunication Services 1.0%
Telekomunikasi Indonesia Persero Tbk PT, ADR	6,630	407,479

Food Products 0.4%
Indofood CBP Sukses Makmur Tbk PT	140,372	184,535

Media 0.4%
Media Nusantara Citra Tbk PT	1,167,700	195,902

Trading Companies & Distributors 0.4%
AKR Corporindo Tbk PT	386,235	187,549

		1,263,335

JERSEY, CHANNEL ISLANDS 0.4%
Metals & Mining 0.4%
Centamin PLC	97,418	171,618

LUXEMBOURG 0.3%
Energy Equipment & Services 0.3%
Tenaris SA, ADR	4,800	138,432

MALAYSIA 1.1%
Airlines 0.4%
AirAsia Bhd	303,812	196,707

Information Technology Services 0.7%
My EG Services Bhd	632,509	309,376

		506,083

MEXICO 6.6%
Banks 0.6%
Grupo Financiero Banorte SAB de CV, Class O	51,400	288,227

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

MEXICO (continued)
Beverages 1.2%
Arca Continental SAB de CV	39,200	$280,987
Fomento Economico Mexicano SAB de CV	28,800	266,505

		547,492

Consumer Finance 0.4%
Unifin Financiera SAB de CV SOFOM ENR	80,091	203,398

Food & Staples Retailing 0.6%
Wal-Mart de Mexico SAB de CV	117,400	281,965

Food Products 1.3%
Gruma SAB de CV, Class B	20,265	292,404
Grupo Bimbo SAB de CV Series A	86,100	269,472

		561,876

Hotels, Restaurants & Leisure 0.7%
Alsea SAB de CV	87,700	333,482

Real Estate Investment Trusts (REITs) 0.9%
Fibra Uno Administracion SA de CV	90,600	192,572
PLA Administradora Industrial S de RL de CV*	135,500	229,014

		421,586

Transportation Infrastructure 0.9%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	3,900	400,257

		3,038,283

PANAMA 0.4%
Airlines 0.4%
Copa Holdings SA, Class A	3,578	186,986

PERU 1.0%
Banks 1.0%
Credicorp Ltd.	2,980	459,903

PHILIPPINES 1.9%
Banks 0.5%
BDO Unibank, Inc.	102,960	245,979

Diversified Financial Services 0.6%
GT Capital Holdings, Inc.	8,750	268,991

Real Estate Management & Development 0.8%
Ayala Land, Inc.	452,000	374,946

		889,916

PORTUGAL 0.6%
Oil, Gas & Consumable Fuels 0.6%
Galp Energia SGPS SA	19,156	266,428

RUSSIA 3.4%
Banks 0.5%
Sberbank of Russia PJSC, ADR	27,011	236,899

Food & Staples Retailing 0.6%
Magnit PJSC, GDR Reg. S	8,156	271,914

Common Stocks (continued)

	Shares	Market Value

RUSSIA (continued)
Internet Software & Services 0.8%
Mail.Ru Group Ltd., GDR Reg. S*	19,628	$357,230

Oil, Gas & Consumable Fuels 1.5%
Lukoil PJSC, ADR	16,318	682,068

		1,548,111

SINGAPORE 0.4%
Oil, Gas & Consumable Fuels 0.4%
InterOil Corp.*	3,725	167,625

SOUTH AFRICA 5.1%
Containers & Packaging 0.2%
Nampak Ltd.	86,131	111,761

Diversified Financial Services 1.1%
FirstRand Ltd.	165,492	505,063

Media 2.1%
Naspers Ltd., Class N	5,960	910,063

Multiline Retail 0.5%
Woolworths Holdings Ltd.	37,239	213,233

Oil, Gas & Consumable Fuels 0.6%
Sasol Ltd.	10,981	297,077

Paper & Forest Products 0.6%
Mondi PLC	14,668	274,621

		2,311,818

SOUTH KOREA 13.6%
Auto Components 1.0%
S&T Motiv Co., Ltd.	3,300	187,211
Woory Industrial Co., Ltd.	9,433	281,693

		468,904

Banks 0.8%
Shinhan Financial Group Co., Ltd.	10,448	343,415

Consumer Finance 0.2%
Samsung Card Co., Ltd.	2,923	105,924

Diversified Telecommunication Services 0.8%
KT Corp., ADR	24,672	351,823

Electric Utilities 0.4%
Korea Electric Power Corp.	3,418	179,418

Electronic Equipment, Instruments & Components 0.6%
Samsung SDI Co., Ltd.	2,904	274,949

Household Durables 0.4%
Coway Co., Ltd.	2,165	197,129

Insurance 0.7%
Dongbu Insurance Co., Ltd.	5,560	334,659

Media 0.5%
Innocean Worldwide, Inc.	3,051	216,063

Metals & Mining 0.6%
Korea Zinc Co., Ltd.	584	258,975

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Multiline Retail 0.5%
Hyundai Department Store Co., Ltd.	2,225	$250,315

Personal Products 0.4%
Amorepacific Corp.	470	177,185

Semiconductors & Semiconductor Equipment 1.2%
SK Hynix, Inc.	18,896	537,723

Software 0.3%
NCSoft Corp.	646	133,020

Technology Hardware, Storage & Peripherals 5.2%
Samsung Electronics Co., Ltd.	1,922	2,393,565

		6,223,067

TAIWAN 12.2%
Banks 0.8%
Mega Financial Holding Co., Ltd.	455,000	344,149

Electronic Equipment, Instruments & Components 1.5%
Hon Hai Precision Industry Co., Ltd.	90,000	231,866
Largan Precision Co., Ltd.	5,000	462,416

		694,282

Health Care Equipment & Supplies 0.5%
Ginko International Co., Ltd.	21,000	219,398

Internet Software & Services 0.5%
PChome Online, Inc.	21,825	241,924

Semiconductors & Semiconductor Equipment 6.6%
Advanced Semiconductor Engineering, Inc., ADR	40,700	227,106
Chipbond Technology Corp.	109,045	140,112
Hermes Microvision, Inc.	10,690	443,252
Himax Technologies, Inc., ADR*	38,866	321,033
Taiwan Semiconductor Manufacturing Co., Ltd.	184,000	927,304
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	38,200	1,001,987

		3,060,794

Technology Hardware, Storage & Peripherals 0.8%
Chicony Electronics Co., Ltd.	98,000	221,783
Pegatron Corp.	78,363	166,437

		388,220

Textiles, Apparel & Luxury Goods 0.4%
Makalot Industrial Co., Ltd.	34,363	161,749

Wireless Telecommunication Services 1.1%
Far EasTone Telecommunications Co., Ltd.*	203,818	493,524

		5,604,040

THAILAND 1.6%
Banks 0.8%
Bangkok Bank PCL REG	32,900	148,961
Kasikornbank PCL	37,400	181,614

		330,575

Common Stocks (continued)

	Shares	Market Value

THAILAND (continued)
Health Care Providers & Services 0.4%
Bangkok Dusit Medical Services PCL, Class F	272,600	$185,813

Wireless Telecommunication Services 0.4%
Total Access Communication PCL	216,000	198,792

		715,180

TURKEY 2.3%
Automobiles 0.5%
Tofas Turk Otomobil Fabrikasi AS	31,628	260,059

Banks 0.4%
Akbank TAS	56,840	162,910

Industrial Conglomerates 0.5%
KOC Holding AS	45,909	209,953

Machinery 0.4%
Turk Traktor ve Ziraat Makineleri AS	6,324	184,674

Oil, Gas & Consumable Fuels 0.5%
Tupras Turkiye Petrol Rafinerileri AS	11,180	248,194

		1,065,790

UNITED ARAB EMIRATES 0.4%
Real Estate Management & Development 0.4%
Emaar Properties PJSC	100,247	170,511

UNITED KINGDOM 1.4%
Banks 0.5%
BGEO Group PLC*	6,668	233,527

Personal Products 0.9%
Unilever NV, NYRS	8,600	403,684

		637,211

Total Common Stocks (cost $40,493,700)		43,398,149

Preferred Stocks 2.9%
BRAZIL 2.5%
Banks 1.7%
Banco Bradesco SA — Preference Shares	60,170	471,651
Itau Unibanco Holding SA — Preference Shares ADR	31,100	293,584

		765,235

Chemicals 0.5%
Braskem SA, Class A	41,000	243,016

Metals & Mining 0.3%
Vale SA	35,665	144,667

		1,152,918

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Developing Markets Fund (Continued)

Preferred Stocks (continued)

	Shares	Market Value

SOUTH KOREA 0.4%
Chemicals 0.4%
LG Chem Ltd. (Preference)	1,049	$175,105

Total Preferred Stocks (cost $985,725)		1,328,023

Warrant 0.2%

	Number of Warrants

CURACAO 0.2%
Food Products 0.2%
Almarai Co., expiring 03/02/17*	7,793	113,582

Total Warrant (cost $97,763)		113,582

Total Investments (cost $41,577,188) (b) — 98.0%		44,839,754
Other assets in excess of liabilities — 2.0%		917,166

NET ASSETS — 100.0%		$45,756,920

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $116,915 which represents 0.26% of net assets.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AS	Stock Corporation

Bhd	Private Limited Company

ENR	Non-Regulated Entity

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PCL	Public Company Limited

PJSC	Public Joint Stock Company
PLC	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

SAB de CV	Public Traded Company

S de RL de CV	Public Traded Limited Liability Company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SOFOM	Multiple Purpose Financial Company

TAS	Joint Stock Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Developing Markets Fund
Assets:
Investments, at value (cost $41,577,188)	$44,839,754
Cash	879,014
Foreign currencies, at value (cost $178,545)	177,773
Dividends receivable	188,216
Receivable for investments sold	294,594
Receivable for capital shares issued	64,862
Reclaims receivable	2,092
Prepaid expenses	272

Total Assets	46,446,577

Liabilities:
Payable for investments purchased	501,584
Payable for capital shares redeemed	54,739
Accrued expenses and other payables:
Investment advisory fees	26,302
Fund administration fees	5,768
Distribution fees	9,204
Administrative servicing fees	29,028
Accounting and transfer agent fees	1,197
Deferred capital gain country tax	45,388
Compliance program costs (Note 3)	37
Professional fees	15,779
Printing fees	356
Other	275

Total Liabilities	689,657

Net Assets	$45,756,920

Represented by:
Capital	$98,302,204
Accumulated undistributed net investment income	742,909
Accumulated net realized losses from investments and foreign currency transactions	(56,505,332)
Net unrealized appreciation/(depreciation) from investments†	3,217,178
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(39)

Net Assets	$45,756,920

Net Assets:
Class II Shares	$45,756,920

Total	$45,756,920

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	9,002,519

Total	9,002,519

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$5.08

†	Net of $45,388 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Developing Markets Fund
INVESTMENT INCOME:
Dividend income	$615,012
Interest income	1,105
Foreign tax withholding	(51,102)

Total Income	565,015

EXPENSES:
Investment advisory fees	205,439
Fund administration fees	43,384
Distribution fees Class II Shares	54,037
Administrative servicing fees Class II Shares	51,546
Professional fees	22,799
Printing fees	11,930
Trustee fees	697
Custodian fees	1,560
Accounting and transfer agent fees	3,459
Compliance program costs (Note 3)	84
Other	5,663

Total expenses before fees waived, and expenses reimbursed	400,598

Investment advisory fees waived (Note 3)	(10,807)
Expenses reimbursed by adviser (Note 3)	(35,654)

Net Expenses	354,137

NET INVESTMENT INCOME	210,878

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(6,716,557)
Net realized losses from foreign currency transactions (Note 2)	(35,700)

Net realized losses from investments and foreign currency transactions	(6,752,257)

Net change in unrealized appreciation/(depreciation) from investments ††	8,747,315
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,023

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	8,750,338

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	1,998,081

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,208,959

†	Net of capital gain country taxes of $70,905.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $33,512.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Developing Markets Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$210,878	$748,851
Net realized losses from investments and foreign currency transactions	(6,752,257)	(7,344,340)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	8,750,338	(2,852,294)

Change in net assets resulting from operations	2,208,959	(9,447,783)

Distributions to Shareholders From:
Net investment income:
Class II	–	(564,972)

Change in net assets from shareholder distributions	–	(564,972)

Change in net assets from capital transactions	(2,120,403)	(7,125,317)

Change in net assets	88,556	(17,138,072)

Net Assets:
Beginning of period	45,668,364	62,806,436

End of period	$45,756,920	$45,668,364

Accumulated undistributed net investment income at end of period	$742,909	$532,031

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$1,751,873	$4,675,429
Dividends reinvested	–	564,972
Cost of shares redeemed	(3,872,276)	(12,365,718)

Total Class II Shares	(2,120,403)	(7,125,317)

Change in net assets from capital transactions	$(2,120,403)	$(7,125,317)

SHARE TRANSACTIONS:
Class II Shares
Issued	360,189	824,129
Reinvested	–	117,275
Redeemed	(824,396)	(2,248,325)

Total Class II Shares	(464,207)	(1,306,921)

Total change in shares	(464,207)	(1,306,921)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Developing Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class II Shares
Period Ended June 30, 2016(Unaudited)	$4.82	0.02	0.24	0.26	–	–	–	$5.08	5.39%		$45,756,920	1.64%	0.98%	1.85%	110.06%
Year Ended December 31, 2015	$5.83	0.07	(1.02)	(0.95)	(0.06)	–	(0.06)	$4.82	(16.32%	)	$45,668,364	1.37%	1.32%	1.48%	106.85%
Year Ended December 31, 2014	$6.24	0.05	(0.41)	(0.36)	(0.05)	–	(0.05)	$5.83	(5.85%	)	$62,806,436	1.63%	0.78%	1.69%	86.13%
Year Ended December 31, 2013	$6.30	0.06	(0.06)	–	(0.06)	–	(0.06)	$6.24	0.03%		$83,826,561	1.61%	0.98%	1.66%	79.72%
Year Ended December 31, 2012	$5.40	0.06	0.85	0.91	(0.01)	–	(0.01)	$6.30	16.78%		$103,207,738	1.59%	0.97%	1.64%	79.73%
Year Ended December 31, 2011	$6.98	0.05	(1.61)	(1.56)	(0.01)	(0.01)	(0.02)	$5.40	(22.40%	)	$103,846,479	1.61%	0.76%	1.62%	118.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Developing Markets Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held only by unaffiliated insurance companies.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

On March 9, 2016, the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons, as defined under the 1940 Act, unanimously approved a Plan of Reorganization (the “Plan”) between the NVIT Emerging Markets Fund (“Emerging Markets”) and NVIT Developing Markets Fund (“Developing Markets”), each a series of the Trust, pursuant to which Developing Markets would be reorganized into Emerging Markets (the “Reorganization”). Shareholders of Developing Markets are not required, and will not be requested, to approve the Reorganization.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$186,986	$196,707	$—	$383,693
Auto Components	—	1,023,304	—	1,023,304
Automobiles	329,365	260,059	—	589,424
Banks	1,707,125	3,945,325	—	5,652,450
Beverages	547,492	264,377	—	811,869
Building Products	—	85,665	—	85,665
Capital Markets	—	228,547	—	228,547
Chemicals	—	170,115	—	170,115
Commercial Services & Supplies	209,741	—	—	209,741
Construction & Engineering	—	995,154	—	995,154
Consumer Finance	203,398	105,924	—	309,322
Containers & Packaging	—	111,761	—	111,761
Diversified Financial Services	—	774,054	—	774,054
Diversified Telecommunication Services	990,503	—	—	990,503
Electric Utilities	—	324,650	—	324,650
Electrical Equipment	—	496,320	—	496,320
Electronic Equipment, Instruments & Components	194,544	969,231	—	1,163,775
Energy Equipment & Services	138,432	—	—	138,432
Food & Staples Retailing	281,965	271,914	—	553,879
Food Products	709,614	364,630	—	1,074,244
Gas Utilities	—	316,992	—	316,992
Health Care Equipment & Supplies	—	219,398	—	219,398
Health Care Providers & Services	185,813	—	—	185,813
Hotels, Restaurants & Leisure	468,273	—	—	468,273
Household Durables	—	553,577	—	553,577
Independent Power and Renewable Electricity Producers	218,144	—	—	218,144
Industrial Conglomerates	—	209,953	—	209,953
Information Technology Services	219,555	524,719	—	744,274
Insurance	—	1,149,089	—	1,149,089
Internet & Catalog Retail	764,074	—	—	764,074
Internet Software & Services	2,573,338	1,675,256	—	4,248,594
Machinery	184,674	168,016	—	352,690
Media	203,296	1,322,028	—	1,525,324
Metals & Mining	—	765,089	—	765,089
Multiline Retail	—	463,548	—	463,548
Oil, Gas & Consumable Fuels	694,748	1,800,655	—	2,495,403
Paper & Forest Products	—	274,621	—	274,621
Personal Products	403,684	177,185	—	580,869
Pharmaceuticals	240,781	218,792	—	459,573
Real Estate Investment Trusts (REITs)	421,586	—	—	421,586
Real Estate Management & Development	—	844,050	—	844,050
Semiconductors & Semiconductor Equipment	1,550,126	2,048,391	—	3,598,517
Software	—	133,020	—	133,020
Specialty Retail	—	48,450	—	48,450
Technology Hardware, Storage & Peripherals	—	2,910,646	—	2,910,646
Textiles, Apparel & Luxury Goods	—	161,749	—	161,749
Tobacco	—	306,665	—	306,665
Trading Companies & Distributors	—	187,549	—	187,549

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Transportation Infrastructure	$630,372	$—	$—	$630,372
Water Utilities	—	276,390	—	276,390
Wireless Telecommunication Services	743,052	1,053,903	—	1,796,955
Total Common Stocks	$15,000,681	$28,397,468	$—	$43,398,149
Preferred Stocks
Banks	765,235	—	—	765,235
Chemicals	243,016	175,105	—	418,121
Metals & Mining	144,667	—	—	144,667
Total Preferred Stocks	$1,152,918	$175,105	$—	$1,328,023
Warrant	—	113,582	—	113,582
Total	$16,153,599	$28,686,155	$—	$44,839,754

Amounts	designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers	between levels are recognized as of the beginning of the reporting period.

During	the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Total
Balance as of 12/31/15	$345,527	$345,527
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	(298,629)	(298,629)
Change in Net Appreciation/(Depreciation)	169,891	169,891
Purchases*	—	—
Sales	(216,789)	(216,789)
Transfer Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/16	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 6/30/16**	$—	$—

Amounts	designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

The Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $ 10,807 for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.95%, and after contractual fee waivers was 0.90%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$—	$—	$34,666	$35,654	$70,320

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $43,384 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $84.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.24% for Class II shares, for a total amount of $51,546.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $47,887,690 and sales of $50,450,819 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $27 of brokerage commissions.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$41,755,815	$4,467,812	$(1,383,873)	$3,083,939

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

25

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

26

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

29

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

35

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

36

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

37

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

39

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

40

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

41

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

SAR-ID-AG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	89.9%
Fixed Income Funds	8.2%
Fixed Contract	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	35.2%
NVIT International Index Fund, Class Y	28.5%
NVIT Mid Cap Index Fund, Class Y	13.1%
NVIT Small Cap Index Fund, Class Y	11.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.1%
NVIT Bond Index Fund, Class Y	4.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.1%
Nationwide Fixed Contract	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,019.80	2.96	0.59
	Hypothetical	(b)(c)	1,000.00	1,021.93	2.97	0.59
Class P Shares	Actual	(b)	1,000.00	1,019.90	2.21	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.68	2.21	0.44

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

Mutual Funds 98.1%

	Shares	Market Value

Equity Funds 89.9%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	412,565	$5,635,641
NVIT International Index Fund, Class Y (a)	9,255,133	77,928,224
NVIT Mid Cap Index Fund, Class Y (a)	1,478,800	35,786,953
NVIT S&P 500 Index Fund, Class Y (a)	6,629,384	96,192,363
NVIT Small Cap Index Fund, Class Y (a)	2,461,218	30,149,922

Total Equity Funds (cost $198,027,122)		245,693,103

Fixed Income Funds 8.2%
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,068,953	11,117,107
NVIT Bond Index Fund, Class Y (a)	1,015,264	11,096,832

Total Fixed Income Funds (cost $21,736,825)		22,213,939

Total Mutual Funds (cost $219,763,947)		267,907,042

Fixed Contract 2.0%

	Principal Amount
Nationwide Fixed Contract, 3.15% (a)(b)(c)	$5,517,723	5,517,723

Total Fixed Contract (cost $5,517,723)		5,517,723

Total Investments (cost $225,281,670) (d) — 100.1%		273,424,765
Liabilities in excess of other assets — (0.1)%		(152,016)

NET ASSETS — 100.0%		$273,272,749

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $225,281,670)	$273,424,765
Receivable for capital shares issued	327,299
Prepaid expenses	1,708

Total Assets	273,753,772

Liabilities:
Payable for investments purchased	323,684
Payable for capital shares redeemed	3,613
Accrued expenses and other payables:
Investment advisory fees	29,045
Fund administration fees	8,109
Distribution fees	55,855
Administrative servicing fees	39,098
Accounting and transfer agent fees	93
Custodian fees	1,965
Compliance program costs (Note 3)	291
Professional fees	8,284
Printing fees	9,537
Other	1,449

Total Liabilities	481,023

Net Assets	$273,272,749

Represented by:
Capital	$208,002,861
Accumulated distributions in excess of net investment loss	(247,785)
Accumulated net realized gains from affiliated investments	17,374,578
Net unrealized appreciation/(depreciation) from investments in affiliates	48,143,095

Net Assets	$273,272,749

Net Assets:
Class II Shares	$262,674,965
Class P Shares	10,597,784

Total	$273,272,749

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	20,430,104
Class P Shares	827,291

Total	21,257,395

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.86
Class P Shares	$12.81

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$218,878
Interest income from affiliates	29,144

Total Income	248,022

EXPENSES:
Investment advisory fees	174,822
Fund administration fees	48,902
Distribution fees Class II Shares	324,852
Distribution fees Class P Shares	11,345
Administrative servicing fees Class II Shares	194,913
Professional fees	12,033
Printing fees	7,893
Trustee fees	4,375
Custodian fees	5,192
Accounting and transfer agent fees	316
Compliance program costs (Note 3)	590
Other	7,471

Total Expenses	792,704

NET INVESTMENT LOSS	(544,682)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	7,247,210
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,972,928)

Net realized/unrealized gains from affiliated investments	5,274,282

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,729,600

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(544,682)	$4,117,600
Net realized gains from affiliated investments	7,247,210	22,131,925
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,972,928)	(28,681,659)

Change in net assets resulting from operations	4,729,600	(2,432,134)

Distributions to Shareholders From:
Net investment income:
Class II	–	(4,111,005)
Class P	–	(133,694)

Change in net assets from shareholder distributions	–	(4,244,699)

Change in net assets from capital transactions	(16,407,046)	(32,644,554)

Change in net assets	(11,677,446)	(39,321,387)

Net Assets:
Beginning of period	284,950,195	324,271,582

End of period	$273,272,749	$284,950,195

Accumulated undistributed (distributions in excess of) net investment income/(loss) at end of period	$(247,785)	$296,897

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$6,798,056	$18,049,615
Dividends reinvested	–	4,111,005
Cost of shares redeemed	(24,920,032)	(57,370,120)

Total Class II Shares	(18,121,976)	(35,209,500)

Class P Shares
Proceeds from shares issued	1,856,155	2,805,430
Dividends reinvested	–	133,694
Cost of shares redeemed	(141,225)	(374,178)

Total Class P Shares	1,714,930	2,564,946

Change in net assets from capital transactions	$(16,407,046)	$(32,644,554)

SHARE TRANSACTIONS:
Class II Shares
Issued	548,701	1,367,898
Reinvested	–	330,818
Redeemed	(2,022,631)	(4,381,136)

Total Class II Shares	(1,473,930)	(2,682,420)

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class P Shares
Issued	149,228	215,185
Reinvested	–	10,812
Redeemed	(11,540)	(28,749)

Total Class P Shares	137,688	197,248

Total change in shares	(1,336,242)	(2,485,172)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.61	(0.03)	0.28	0.25	–	–	–	$12.86	1.98%	(f)	$262,674,965	0.59%	(0.41%	)	0.59%	5.76%
Year Ended December 31, 2015	$12.93	0.17	(0.30)	(0.13)	(0.19)	(0.19)	–	$12.61	(1.00%	)	$276,290,065	0.59%	1.32%		0.59%	9.33%
Year Ended December 31, 2014	$12.52	0.20	0.42	0.62	(0.21)	(0.21)	–	$12.93	4.99%		$317,928,316	0.58%	1.57%		0.58%	15.54%
Year Ended December 31, 2013	$9.99	0.17	2.55	2.72	(0.19)	(0.19)	–	$12.52	27.25%		$339,488,645	0.59%	1.50%		0.59%	6.27%
Year Ended December 31, 2012	$8.75	0.13	1.26	1.39	(0.15)	(0.15)	–	$9.99	15.90%		$323,279,707	0.59%	1.42%		0.59%	6.83%
Year Ended December 31, 2011	$9.27	0.13	(0.48)	(0.35)	(0.17)	(0.17)	–	$8.75	(3.93%	)	$358,725,719	0.58%	1.36%		0.58%	15.64%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.56	(0.02)	0.27	0.25	–	–	–	$12.81	1.99%		$10,597,784	0.44%	(0.26%	)	0.44%	5.76%
Year Ended December 31, 2015	$12.88	0.23	(0.33)	(0.10)	(0.22)	(0.22)	–	$12.56	(0.79%	)	$8,660,130	0.44%	1.78%		0.44%	9.33%
Year Ended December 31, 2014	$12.48	0.26	0.38	0.64	(0.24)	(0.24)	–	$12.88	5.13%		$6,343,266	0.43%	2.07%		0.43%	15.54%
Year Ended December 31, 2013	$9.97	0.30	2.43	2.73	(0.22)	(0.22)	–	$12.48	27.39%		$2,789,521	0.43%	2.62%		0.43%	6.27%
Period Ended December 31, 2012 (g)	$9.66	0.30	0.20	0.50	(0.19)	(0.19)	–	$9.97	5.13%		$757,616	0.44%	4.67%		0.44%	6.83%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$5,517,723	$5,517,723
Mutual Funds	267,907,042	—	—	267,907,042
Total	$267,907,042	$—	$5,517,723	$273,424,765

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$—	$—
Purchases	5,635,995	5,635,995
Sales	(118,272)	(118,272)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$5,517,723	$5,517,723

Amounts designated as “—” are zero or have been rounded to zero

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.15% - 3.25%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $48,902 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $590.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $194,913.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$5,647,201	$135,313	$40,350	$134	$—	$5,635,641
NVIT International Index Fund, Class Y	82,695,200	1,736,769	3,815,806	—	(118,843)	—	77,928,224
NVIT Mid Cap Index Fund, Class Y	37,052,994	—	3,913,096	—	2,086,552	—	35,786,953
NVIT S&P 500 Index Fund, Class Y	105,501,395	611,339	13,313,112	—	4,141,936	—	96,192,363
NVIT Small Cap Index Fund, Class Y	31,274,607	529,347	2,344,936	—	1,289,251	—	30,149,922
Nationwide Core Plus Bond Fund, Institutional Class	11,457,124	630,630	1,334,880	178,528	(14,385)	—	11,117,107
NVIT Bond Index Fund, Class Y	17,127,391	940,520	7,714,612	—	(137,435)	—	11,096,832
Nationwide Fixed Contract	—	5,635,995	118,272	29,144	—	—	5,517,723

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $15,731,801 and sales of $32,690,027 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$235,300,234	$40,224,976	$(2,100,445)	$38,124,531

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund

SAR-ID-BAL 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Balanced Fund

Asset Allocation†

Equity Funds	49.9%
Fixed Income Funds	36.1%
Fixed Contract	14.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	23.1%
NVIT S&P 500 Index Fund, Class Y	18.0%
NVIT International Index Fund, Class Y	14.8%
Nationwide Fixed Contract	14.0%
Nationwide Core Plus Bond Fund, Institutional Class	8.0%
NVIT Mid Cap Index Fund, Class Y	7.9%
Nationwide Ziegler Equity Income Fund, Institutional Class	6.2%
NVIT Short Term Bond Fund, Class Y	5.0%
NVIT Small Cap Index Fund, Class Y	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,029.60	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.03	2.87	0.57
Class P Shares	Actual	(b)	1,000.00	1,030.40	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund

Mutual Funds 86.0%

	Shares	Market Value

Equity Funds 49.9%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	6,628,823	$90,549,726
NVIT International Index Fund, Class Y (a)	25,764,786	216,939,496
NVIT Mid Cap Index Fund, Class Y (a)	4,823,566	116,730,287
NVIT S&P 500 Index Fund, Class Y (a)	18,194,257	263,998,667
NVIT Small Cap Index Fund, Class Y (a)	3,571,670	43,752,963

Total Equity Funds (cost $644,279,877)		731,971,139

Fixed Income Funds 36.1%
Nationwide Core Plus Bond Fund, Institutional Class (a)	11,342,478	117,961,769
NVIT Bond Index Fund, Class Y (a)	31,080,011	339,704,517
NVIT Short Term Bond Fund, Class Y (a)	6,984,673	72,989,830

Total Fixed Income Funds (cost $525,750,516)		530,656,116

Total Mutual Funds (cost $1,170,030,393)		1,262,627,255

Fixed Contract 14.0%

	Principal Amount

Nationwide Fixed Contract, 3.15% (a)(b)(c)	$204,984,672	204,984,672

Total Fixed Contract (cost $204,984,672)		204,984,672

Total Investments (cost $1,375,015,065) (d) — 100.0%		1,467,611,927
Liabilities in excess of other assets — 0.0%†		(680,338)

NET ASSETS — 100.0%		$1,466,931,589

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund
Assets:
Investments in affiliates, at value (cost $1,375,015,065)	$1,467,611,927
Receivable for investments sold	617,739
Receivable for capital shares issued	100,378
Prepaid expenses	8,683

Total Assets	1,468,338,727

Liabilities:
Payable for capital shares redeemed	718,105
Accrued expenses and other payables:
Investment advisory fees	154,775
Fund administration fees	28,878
Distribution fees	297,645
Administrative servicing fees	176,868
Accounting and transfer agent fees	164
Custodian fees	8,165
Compliance program costs (Note 3)	1,470
Professional fees	9,576
Printing fees	11,492

Total Liabilities	1,407,138

Net Assets	$1,466,931,589

Represented by:
Capital	$1,320,826,667
Accumulated undistributed net investment income	4,053,478
Accumulated net realized gains from affiliated investments	49,454,582
Net unrealized appreciation/(depreciation) from investments in affiliates	92,596,862

Net Assets	$1,466,931,589

Net Assets:
Class II Shares	$1,462,158,447
Class P Shares	4,773,142

Total	$1,466,931,589

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	95,674,095
Class P Shares	312,782

Total	95,986,877

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$15.28
Class P Shares	$15.26

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Interest income from affiliates	$2,799,885
Dividend income from affiliates	2,637,700

Total Income	5,437,585

EXPENSES:
Investment advisory fees	897,490
Fund administration fees	168,502
Distribution fees Class II Shares	1,720,576
Distribution fees Class P Shares	5,372
Administrative servicing fees Class II Shares	1,032,356
Professional fees	33,150
Printing fees	9,874
Trustee fees	22,732
Custodian fees	25,181
Accounting and transfer agent fees	562
Compliance program costs (Note 3)	3,041
Other	17,432

Total Expenses	3,936,268

NET INVESTMENT INCOME	1,501,317

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	14,919,163
Net change in unrealized appreciation/(depreciation) from investments in affiliates	26,097,245

Net realized/unrealized gains from affiliated investments	41,016,408

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$42,517,725

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$1,501,317	$23,037,958
Net realized gains from affiliated investments	14,919,163	36,896,109
Net change in unrealized appreciation/(depreciation) from investments in affiliates	26,097,245	(63,899,254)

Change in net assets resulting from operations	42,517,725	(3,965,187)

Distributions to Shareholders From:
Net investment income:
Class II	–	(23,095,969)
Class P	–	(75,587)
Net realized gains:
Class II	–	(28,977,559)
Class P	–	(79,226)

Change in net assets from shareholder distributions	–	(52,228,341)

Change in net assets from capital transactions	63,948,603	167,441,006

Change in net assets	106,466,328	111,247,478

Net Assets:
Beginning of period	1,360,465,261	1,249,217,783

End of period	$1,466,931,589	$1,360,465,261

Accumulated undistributed net investment income at end of period	$4,053,478	$2,552,161

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$71,114,645	$151,519,454
Dividends reinvested	–	52,073,528
Cost of shares redeemed	(7,744,238)	(37,234,871)

Total Class II Shares	63,370,407	166,358,111

Class P Shares
Proceeds from shares issued	780,146	1,403,575
Dividends reinvested	–	154,813
Cost of shares redeemed	(201,950)	(475,493)

Total Class P Shares	578,196	1,082,895

Change in net assets from capital transactions	$63,948,603	$167,441,006

SHARE TRANSACTIONS:
Class II Shares
Issued	4,779,158	9,726,358
Reinvested	–	3,507,923
Redeemed	(521,691)	(2,366,411)

Total Class II Shares	4,257,467	10,867,870

Class P Shares
Issued	52,516	90,715
Reinvested	–	10,450
Redeemed	(13,660)	(30,214)

Total Class P Shares	38,856	70,951

Total change in shares	4,296,323	10,938,821

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$42,517,725
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(148,462,436)
Proceeds from disposition of affiliated investments	85,794,677
Reinvestment of interest income from affiliates	(2,799,885)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(26,097,245)
Net realized gain from investment transactions with affiliates	(14,919,163)
Increase in receivable for investments sold	(617,739)
Increase in prepaid expenses	(6,379)
Decrease in payable for investments purchased	(1,198,778)
Increase in investment advisory fees	4,810
Increase in fund administration fees	734
Increase in distribution fees	9,247
Increase in administrative servicing fees	4,461
Increase in accounting and transfer agent fees	6
Increase in custodian fees	730
Increase in compliance program costs	18
Decrease in professional fees	(326)
Increase in printing fees	4,571
Decrease in other payables	(136)

Net cash used in operating activities	(65,765,108)

Cash flows provided by financing activities:
Proceeds from shares issued	71,794,413
Cost of shares redeemed	(7,228,328)

Net cash provided by financing activities	64,566,085

Net decrease in cash	(1,199,023)

Cash:
Beginning of period	–

End of period	$–

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover(e)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$14.84	0.02	0.42	0.44	–	–	–	–	$15.28	2.96%		$1,462,158,447	0.57%	0.22%	0.57%	6.14%
Year Ended December 31, 2015	$15.47	0.27	(0.30)	(0.03)	(0.26)	(0.34)	(0.60)	–	$14.84	(0.17%	)	$1,356,409,775	0.57%	1.74%	0.57%	9.65%
Year Ended December 31, 2014	$15.10	0.27	0.42	0.69	(0.26)	(0.06)	(0.32)	–	$15.47	4.59%		$1,246,083,979	0.57%	1.75%	0.57%	18.34%
Year Ended December 31, 2013	$13.65	0.26	1.57	1.83	(0.25)	(0.13)	(0.38)	–	$15.10	13.42%		$1,061,392,009	0.57%	1.81%	0.57%	4.07%
Year Ended December 31, 2012	$12.82	0.27	0.93	1.20	(0.23)	(0.14)	(0.37)	–	$13.65	9.39%		$745,443,923	0.58%	2.00%	0.58%	6.08%
Year Ended December 31, 2011	$12.99	0.24	(0.11)	0.13	(0.28)	(0.02)	(0.30)	–	$12.82	0.88%		$501,888,883	0.58%	1.84%	0.58%	11.93%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$14.81	0.03	0.42	0.45	–	–	–	–	$15.26	3.04%		$4,773,142	0.42%	0.37%	0.42%	6.14%
Year Ended December 31, 2015	$15.44	0.31	(0.32)	(0.01)	(0.28)	(0.34)	(0.62)	–	$14.81	(0.01%	)	$4,055,486	0.42%	2.00%	0.42%	9.65%
Year Ended December 31, 2014	$15.08	0.33	0.38	0.71	(0.29)	(0.06)	(0.35)	–	$15.44	4.69%		$3,133,804	0.42%	2.11%	0.42%	18.34%
Year Ended December 31, 2013	$13.63	0.35	1.50	1.85	(0.27)	(0.13)	(0.40)	–	$15.08	13.63%		$4,066,929	0.42%	2.41%	0.42%	4.07%
Period Ended December 31, 2012 (f)	$13.58	0.33	0.12	0.45	(0.26)	(0.14)	(0.40)	–	$13.63	3.34%		$881,912	0.43%	3.68%	0.43%	6.08%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$204,984,672	$204,984,672
Mutual Funds	1,262,627,255	—	—	1,262,627,255
Total	$1,262,627,255	$—	$204,984,672	$1,467,611,927

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$164,962,954	$164,962,954
Purchases	40,112,195	40,112,195
Sales	(90,477)	(90,477)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$204,984,672	$204,984,672

Amounts designated as “—” are zero or have been rounded to zero.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.15% - 3.25%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $168,502 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,041.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,032,356.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$54,031,452	$33,728,262	$617,739	$949,867	$23,063	$—	$90,549,726
NVIT International Index Fund, Class Y	203,818,889	26,467,899	7,492,568	—	690,189	—	216,939,496
NVIT Mid Cap Index Fund, Class Y	108,349,760	1,794,619	1,937,598	—	429,239	—	116,730,287
NVIT S&P 500 Index Fund, Class Y	271,667,296	13,195,604	31,356,569	—	12,676,943	—	263,998,667
NVIT Small Cap Index Fund, Class Y	40,300,788	3,275,542	919,718	—	166,737	—	43,752,963
Nationwide Core Plus Bond Fund, Institutional Class	95,264,047	19,240,078	—	1,687,833	—	—	117,961,769
NVIT Bond Index Fund, Class Y	354,900,076	10,058,307	43,380,008	—	932,992	—	339,704,517
NVIT Short Term Bond Fund, Class Y	67,832,613	3,389,815	—	—	—	—	72,989,830
Nationwide Fixed Contract	164,962,954	40,112,195	90,477	2,799,885	—	—	204,984,672

Amounts designated as “—” are zero or have been rounded to zero.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $151,262,321 and sales of $85,794,677 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,375,377,507	$100,572,122	$(8,337,702)	$92,234,420

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund

SAR-ID-CAP 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation†

Equity Funds	69.7%
Fixed Income Funds	25.2%
Fixed Contract	5.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	29.1%
NVIT International Index Fund, Class Y	20.3%
NVIT Bond Index Fund, Class Y	17.1%
NVIT Mid Cap Index Fund, Class Y	11.1%
Nationwide Core Plus Bond Fund, Institutional Class	5.1%
NVIT Small Cap Index Fund, Class Y	5.1%
Nationwide Fixed Contract	5.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.1%
NVIT Short Term Bond Fund, Class Y	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,026.20	2.87	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.03	2.87	0.57
Class P Shares	Actual	(b)	1,000.00	1,027.50	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund

Mutual Funds 94.9%

	Shares	Market Value

Equity Funds 69.7%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	4,446,312	$60,736,627
NVIT International Index Fund, Class Y (a)	35,614,896	299,877,423
NVIT Mid Cap Index Fund, Class Y (a)	6,784,599	164,187,298
NVIT S&P 500 Index Fund, Class Y (a)	29,648,746	430,203,306
NVIT Small Cap Index Fund, Class Y (a)	6,125,599	75,038,587

Total Equity Funds (cost $830,987,992)		1,030,043,241

Fixed Income Funds 25.2%
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,280,885	75,721,205
NVIT Bond Index Fund, Class Y (a)	23,092,228	252,398,046
NVIT Short Term Bond Fund, Class Y (a)	4,346,208	45,417,876

Total Fixed Income Funds (cost $370,419,186)		373,537,127

Total Mutual Funds (cost $1,201,407,178)		1,403,580,368

Fixed Contract 5.1%

	Principal Amount

Nationwide Fixed Contract, 3.15% (a)(b)(c)	$74,848,407	74,848,407

Total Fixed Contract (cost $74,848,407)		74,848,407

Total Investments (cost $1,276,255,585) (d) — 100.0%		1,478,428,775
Liabilities in excess of other assets — 0.0%†		(695,256)

NET ASSETS — 100.0%		$1,477,733,519

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.
(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $1,276,255,585)	$1,478,428,775
Receivable for investments sold	3,992,831
Receivable for capital shares issued	339,827
Prepaid expenses	9,108

Total Assets	1,482,770,541

Liabilities:
Payable for capital shares redeemed	4,332,646
Accrued expenses and other payables:
Investment advisory fees	157,456
Fund administration fees	29,317
Distribution fees	302,802
Administrative servicing fees	181,052
Accounting and transfer agent fees	195
Custodian fees	9,600
Compliance program costs (Note 3)	1,565
Professional fees	10,669
Printing fees	11,720

Total Liabilities	5,037,022

Net Assets	$1,477,733,519

Represented by:
Capital	$1,203,013,081
Accumulated undistributed net investment income	1,263,872
Accumulated net realized gains from affiliated investments	71,283,376
Net unrealized appreciation/(depreciation) from investments in affiliates	202,173,190

Net Assets	$1,477,733,519

Net Assets:
Class II Shares	$1,472,640,304
Class P Shares	5,093,215

Total	$1,477,733,519

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	85,512,776
Class P Shares	296,513

Total	85,809,289

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$17.22
Class P Shares	$17.18

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,924,827
Interest income from affiliates	1,168,313

Total Income	3,093,140

EXPENSES:
Investment advisory fees	935,230
Fund administration fees	174,753
Distribution fees Class II Shares	1,792,732
Distribution fees Class P Shares	5,791
Administrative servicing fees Class II Shares	1,075,649
Professional fees	34,881
Printing fees	9,374
Trustee fees	23,567
Custodian fees	27,086
Accounting and transfer agent fees	587
Compliance program costs (Note 3)	3,176
Other	18,820

Total Expenses	4,101,646

NET INVESTMENT LOSS	(1,008,506)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	13,165,039
Net change in unrealized appreciation/(depreciation) from investments in affiliates	25,692,906

Net realized/unrealized gains from affiliated investments	38,857,945

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,849,439

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(1,008,506)	$23,291,229
Net realized gains from affiliated investments	13,165,039	60,088,505
Net change in unrealized appreciation/(depreciation) from investments in affiliates	25,692,906	(91,311,919)

Change in net assets resulting from operations	37,849,439	(7,932,185)

Distributions to Shareholders From:
Net investment income:
Class II	–	(23,530,214)
Class P	–	(78,953)
Net realized gains:
Class II	–	(55,274,476)
Class P	–	(145,743)

Change in net assets from shareholder distributions	–	(79,029,386)

Change in net assets from capital transactions	(35,950,643)	41,150,257

Change in net assets	1,898,796	(45,811,314)

Net Assets:
Beginning of period	1,475,834,723	1,521,646,037

End of period	$1,477,733,519	$1,475,834,723

Accumulated undistributed net investment income at end of period	$1,263,872	$2,272,378

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$10,664,910	$41,010,634
Dividends reinvested	–	78,804,690
Cost of shares redeemed	(47,173,840)	(80,131,411)

Total Class II Shares	(36,508,930)	39,683,913

Class P Shares
Proceeds from shares issued	656,618	1,458,562
Dividends reinvested	–	224,696
Cost of shares redeemed	(98,331)	(216,914)

Total Class P Shares	558,287	1,466,344

Change in net assets from capital transactions	$(35,950,643)	$41,150,257

SHARE TRANSACTIONS:
Class II Shares
Issued	638,235	2,314,685
Reinvested	–	4,704,752
Redeemed	(2,835,630)	(4,516,546)

Total Class II Shares	(2,197,395)	2,502,891

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Capital Appreciation Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class P Shares
Issued	39,914	82,568
Reinvested	–	13,458
Redeemed	(5,870)	(12,159)

Total Class P Shares	34,044	83,867

Total change in shares	(2,163,351)	2,586,758

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$16.78	(0.01)	0.45	0.44	–	–	–	–	$17.22	2.62%		$1,472,640,304	0.57%	(0.14%	)	0.57%	2.37%
Year Ended December 31, 2015	$17.82	0.27	(0.38)	(0.11)	(0.27)	(0.66)	(0.93)	–	$16.78	(0.53%	)	$1,471,446,086	0.57%	1.53%		0.57%	9.53%
Year Ended December 31, 2014	$17.47	0.30	0.61	0.91	(0.31)	(0.25)	(0.56)	–	$17.82	5.21%		$1,518,471,691	0.57%	1.67%		0.57%	14.02%
Year Ended December 31, 2013	$15.08	0.28	2.65	2.93	(0.29)	(0.25)	(0.54)	–	$17.47	19.49%		$1,474,725,072	0.57%	1.71%		0.57%	8.52%
Year Ended December 31, 2012	$13.82	0.27	1.42	1.69	(0.26)	(0.17)	(0.43)	–	$15.08	12.25%		$1,201,822,683	0.57%	1.84%		0.57%	9.92%
Year Ended December 31, 2011	$14.24	0.26	(0.38)	(0.12)	(0.29)	(0.01)	(0.30)	–	$13.82	(0.94%	)	$920,160,293	0.57%	1.80%		0.57%	11.61%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$16.72	–	0.46	0.46	–	–	–	–	$17.18	2.75%	(f)	$5,093,215	0.42%	0.01%		0.42%	2.37%
Year Ended December 31, 2015	$17.77	0.35	(0.43)	(0.08)	(0.31)	(0.66)	(0.97)	–	$16.72	(0.39%	)	$4,388,637	0.42%	1.98%		0.42%	9.53%
Year Ended December 31, 2014	$17.43	0.40	0.53	0.93	(0.34)	(0.25)	(0.59)	–	$17.77	5.36%		$3,174,346	0.42%	2.22%		0.42%	14.02%
Year Ended December 31, 2013	$15.05	0.39	2.56	2.95	(0.32)	(0.25)	(0.57)	–	$17.43	19.69%		$1,890,181	0.42%	2.36%		0.42%	8.52%
Period Ended December 31, 2012 (g)	$14.91	0.62	(0.01)	0.61	(0.30)	(0.17)	(0.47)	–	$15.05	4.15%		$729,593	0.42%	6.22%		0.42%	9.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$74,848,407	$74,848,407
Mutual Funds	1,403,580,368	—	—	1,403,580,368
Total	$1,403,580,368	$—	$74,848,407	$1,478,428,775

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$75,291,830	$75,291,830
Purchases	1,901,647	1,901,647
Sales	(2,345,070)	(2,345,070)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$74,848,407	$74,848,407

Amounts designated as “—” are zero or have been rounded to zero.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Termination Feature	daily 3.15% - 3.25 daily daily daily	%

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $174,753 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,176.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $ 1,075,649.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$45,533,430	$13,478,494	$773,865	$702,461	$18,972	$—	$60,736,627
NVIT International Index Fund, Class Y	308,935,603	5,376,293	4,420,500	—	610,273	—	299,877,423
NVIT Mid Cap Index Fund, Class Y	159,984,379	—	8,131,468	—	1,711,484	—	164,187,298
NVIT S&P 500 Index Fund, Class Y	443,225,094	—	28,984,010	—	10,998,693	—	430,203,306
NVIT Small Cap Index Fund, Class Y	72,004,877	2,171,819	737,596	—	142,795	—	75,038,587
Nationwide Core Plus Bond Fund, Institutional Class	75,509,948	1,222,365	3,499,888	1,222,366	(32,668)	—	75,721,205
NVIT Bond Index Fund, Class Y	250,332,895	10,347,300	21,126,820	—	(234,255)	—	252,398,046
NVIT Short Term Bond Fund, Class Y	45,738,045	—	1,463,970	—	(50,255)	—	45,417,876
Nationwide Fixed Contract	75,291,830	1,901,647	2,345,070	1,168,313	—	—	74,848,407

Amounts designated as “—” are zero or have been rounded to zero.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $34,497,918 and sales of $71,483,187 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,276,577,037	$202,231,733	$(379,995)	$201,851,738

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Conservative Fund

SAR-ID-CON 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	55.9%
Fixed Contract	23.9%
Equity Funds	20.2%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	30.9%
Nationwide Fixed Contract	23.9%
NVIT Short Term Bond Fund, Class Y	10.9%
Nationwide Core Plus Bond Fund, Institutional Class	10.0%
NVIT S&P 500 Index Fund, Class Y	7.1%
NVIT International Index Fund, Class Y	5.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	4.0%
NVIT Mid Cap Index Fund, Class Y	3.0%
NVIT Small Cap Index Fund, Class Y	1.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,035.30	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.03	2.87	0.57
Class P Shares	Actual	(b)	1,000.00	1,035.40	2.13	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Conservative Fund

Mutual Funds 76.1%

	Shares	Market Value

Equity Funds 20.2%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,452,127	$33,496,057
NVIT International Index Fund, Class Y (a)	4,885,409	41,135,147
NVIT Mid Cap Index Fund, Class Y (a)	1,011,065	24,467,781
NVIT S&P 500 Index Fund, Class Y (a)	3,969,089	57,591,485
NVIT Small Cap Index Fund, Class Y (a)	663,947	8,133,353

Total Equity Funds (cost $156,158,520)		164,823,823

Fixed Income Funds 55.9%
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,820,544	81,333,662
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	3,300,389	32,574,839
NVIT Bond Index Fund, Class Y (a)	23,064,945	252,099,845
NVIT Short Term Bond Fund, Class Y (a)	8,522,632	89,061,501

Total Fixed Income Funds (cost $451,311,292)		455,069,847

Total Mutual Funds (cost $607,469,812)		619,893,670

Fixed Contract 23.9%

	Principal Amount

Nationwide Fixed Contract, 3.15% (a)(b)(c)	$194,778,559	194,778,559

Total Fixed Contract (cost $194,778,559)		194,778,559

Total Investments (cost $802,248,371) (d) — 100.0%		814,672,229
Liabilities in excess of other assets — 0.0%†		(391,053)

NET ASSETS — 100.0%		$814,281,176

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $802,248,371)	$814,672,229
Receivable for capital shares issued	506,376
Prepaid expenses	4,926

Total Assets	815,183,531

Liabilities:
Payable for investments purchased	492,886
Payable for capital shares redeemed	13,483
Accrued expenses and other payables:
Investment advisory fees	85,968
Fund administration fees	17,513
Distribution fees	165,323
Administrative servicing fees	98,418
Accounting and transfer agent fees	129
Custodian fees	4,749
Compliance program costs (Note 3)	838
Professional fees	8,908
Printing fees	13,579
Other	561

Total Liabilities	902,355

Net Assets	$814,281,176

Represented by:
Capital	$775,022,627
Accumulated undistributed net investment income	3,647,766
Accumulated net realized gains from affiliated investments	23,186,925
Net unrealized appreciation/(depreciation) from investments in affiliates	12,423,858

Net Assets	$814,281,176

Net Assets:
Class II Shares	$812,017,699
Class P Shares	2,263,477

Total	$814,281,176

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	79,086,284
Class P Shares	220,964

Total	79,307,248

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.27
Class P Shares	$10.24

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Interest income from affiliates	$2,934,992
Dividend income from affiliates	1,405,200

Total Income	4,340,192

EXPENSES:
Investment advisory fees	505,572
Fund administration fees	103,641
Distribution fees Class II Shares	969,528
Distribution fees Class P Shares	2,730
Administrative servicing fees Class II Shares	581,723
Professional fees	21,829
Printing fees	8,895
Trustee fees	12,857
Custodian fees	14,228
Accounting and transfer agent fees	455
Compliance program costs (Note 3)	1,706
Other	11,926

Total Expenses	2,235,090

NET INVESTMENT INCOME	2,105,102

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	6,636,008
Net change in unrealized appreciation/(depreciation) from investments in affiliates	18,977,761

Net realized/unrealized gains from affiliated investments	25,613,769

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,718,871

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$2,105,102	$13,069,702
Net realized gains from affiliated investments	6,636,008	17,959,472
Net change in unrealized appreciation/(depreciation) from investments in affiliates	18,977,761	(28,298,644)

Change in net assets resulting from operations	27,718,871	2,730,530

Distributions to Shareholders From:
Net investment income:
Class II	–	(13,186,277)
Class P	–	(40,630)
Net realized gains:
Class II	–	(26,084,357)
Class P	–	(65,467)

Change in net assets from shareholder distributions	–	(39,376,731)

Change in net assets from capital transactions	34,695,502	16,039,524

Change in net assets	62,414,373	(20,606,677)

Net Assets:
Beginning of period	751,866,803	772,473,480

End of period	$814,281,176	$751,866,803

Accumulated undistributed net investment income at end of period	$3,647,766	$1,542,664

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$78,715,676	$86,458,077
Dividends reinvested	–	39,270,634
Cost of shares redeemed	(44,081,968)	(110,095,018)

Total Class II Shares	34,633,708	15,633,693

Class P Shares
Proceeds from shares issued	228,103	602,972
Dividends reinvested	–	106,097
Cost of shares redeemed	(166,309)	(303,238)

Total Class P Shares	61,794	405,831

Change in net assets from capital transactions	$34,695,502	$16,039,524

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class II Shares
Issued	7,915,114	8,381,687
Reinvested	–	3,928,099
Redeemed	(4,416,666)	(10,630,910)

Total Class II Shares	3,498,448	1,678,876

Class P Shares
Issued	22,880	58,491
Reinvested	–	10,646
Redeemed	(16,560)	(29,089)

Total Class P Shares	6,320	40,048

Total change in shares	3,504,768	1,718,924

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$27,718,871
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(112,135,436)
Proceeds from disposition of affiliated investments	78,253,749
Reinvestment of interest income from affiliates	(2,934,992)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(18,977,761)
Net realized gain from investment transactions with affiliates	(6,636,008)
Decrease in receivable for investments sold	367,065
Increase in prepaid expenses	(3,575)
Increase in payable for investments purchased	492,886
Increase in investment advisory fees	2,920
Increase in fund administration fees	408
Increase in distribution fees	5,614
Increase in administrative servicing fees	2,742
Increase in accounting and transfer agent fees	9
Increase in custodian fees	439
Increase in compliance program costs	15
Decrease in professional fees	(205)
Increase in printing fees	7,234
Increase in other payables	481

Net cash used in operating activities	(33,835,544)

Cash flows provided by financing activities:
Proceeds from shares issued	78,447,781
Cost of shares redeemed	(44,612,237)

Net cash provided by financing activities	33,835,544

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.92	0.03	0.32	0.35	–	–	–	–	$10.27	3.53%	$812,017,699	0.57%	0.54%	0.57%	10.02%
Year Ended December 31, 2015	$10.43	0.18	(0.15)	0.03	(0.18)	(0.36)	(0.54)	–	$9.92	0.26%	$749,744,337	0.57%	1.71%	0.57%	20.90%
Year Ended December 31, 2014	$10.55	0.19	0.21	0.40	(0.19)	(0.33)	(0.52)	–	$10.43	3.89%	$770,657,747	0.57%	1.76%	0.57%	37.90%
Year Ended December 31, 2013	$10.40	0.17	0.33	0.50	(0.19)	(0.16)	(0.35)	–	$10.55	4.83%	$777,429,471	0.57%	1.64%	0.57%	15.71%
Year Ended December 31, 2012	$10.20	0.20	0.32	0.52	(0.18)	(0.14)	(0.32)	–	$10.40	5.18%	$775,121,597	0.58%	1.95%	0.58%	12.44%
Year Ended December 31, 2011	$10.19	0.20	0.09	0.29	(0.25)	(0.03)	(0.28)	–	$10.20	2.93%	$625,729,851	0.58%	1.98%	0.58%	15.78%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.89	0.03	0.32	0.35	–	–	–	–	$10.24	3.54%	$2,263,477	0.42%	0.69%	0.42%	10.02%
Year Ended December 31, 2015	$10.40	0.21	(0.16)	0.05	(0.20)	(0.36)	(0.56)	–	$9.89	0.45%	$2,122,466	0.42%	2.01%	0.42%	20.90%
Year Ended December 31, 2014	$10.52	0.23	0.19	0.42	(0.21)	(0.33)	(0.54)	–	$10.40	4.08%	$1,815,733	0.42%	2.13%	0.42%	37.90%
Year Ended December 31, 2013	$10.38	0.23	0.28	0.51	(0.21)	(0.16)	(0.37)	–	$10.52	4.96%	$1,241,950	0.42%	2.19%	0.42%	15.71%
Period Ended December 31, 2012 (f)	$10.50	0.28	(0.05)	0.23	(0.21)	(0.14)	(0.35)	–	$10.38	2.24%	$771,093	0.42%	3.99%	0.42%	12.44%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$194,778,559	$194,778,559
Mutual Funds	619,893,670	—	—	619,893,670
Total	$619,893,670	$—	$194,778,559	$814,672,229

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$180,573,780	$180,573,780
Purchases	18,408,658	18,408,658
Sales	(4,203,879)	(4,203,879)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$194,778,559	$194,778,559

Amounts designated as “—” are zero or have been rounded to zero.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.15% - 3.25%
		Redemption Feature	daily
		Non Assignment	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $103,641 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,706.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $581,723.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$22,653,732	$11,167,496	$1,843,551	$377,250	$(20,321)	$—	$33,496,057
NVIT International Index Fund, Class Y	37,581,447	11,553,062	7,295,958	—	923,489	—	41,135,147
NVIT Mid Cap Index Fund, Class Y	22,630,513	3,440,188	3,685,007	—	636,364	—	24,467,781
NVIT S&P 500 Index Fund, Class Y	59,965,800	10,641,124	15,738,032	—	4,707,588	—	57,591,485
NVIT Small Cap Index Fund, Class Y	7,475,107	1,477,833	1,161,949	—	(150,899)	—	8,133,353
Nationwide Core Plus Bond Fund, Institutional Class	52,782,616	27,464,737	1,023,611	1,027,950	(11,494)	—	81,333,662
Nationwide Inflation-Protected Securities Fund, Institutional Class	37,626,906	819,315	8,059,450	—	178,506	—	32,574,839
NVIT Bond Index Fund, Class Y	255,715,278	17,586,473	34,493,948	—	399,229	—	252,099,845
NVIT Short Term Bond Fund, Class Y	75,236,602	12,511,542	748,364	—	(26,454)	—	89,061,501
Nationwide Fixed Contract	180,573,780	18,408,658	4,203,879	2,934,992	—	—	194,778,559

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $115,070,428 and sales of $78,253,749 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$802,512,578	$14,020,728	$(1,861,077)	$12,159,651

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund

SAR-ID-MAG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.8%
Fixed Income Funds	17.1%
Fixed Contract	3.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	31.3%
NVIT International Index Fund, Class Y	25.2%
NVIT Mid Cap Index Fund, Class Y	12.1%
NVIT Bond Index Fund, Class Y	12.0%
NVIT Small Cap Index Fund, Class Y	7.1%
Nationwide Core Plus Bond Fund, Institutional Class	5.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.1%
Nationwide Fixed Contract	3.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,023.30	2.87	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.03	2.87	0.57
Class P Shares	Actual	(b)	1,000.00	1,024.20	2.11	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund

Mutual Funds 96.9%

	Shares	Market Value

Equity Funds 79.8%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	3,620,299	$49,453,290
NVIT International Index Fund, Class Y (a)	35,718,793	300,752,236
NVIT Mid Cap Index Fund, Class Y (a)	5,974,207	144,575,802
NVIT S&P 500 Index Fund, Class Y (a)	25,703,567	372,958,757
NVIT Small Cap Index Fund, Class Y (a)	6,885,172	84,343,362

Total Equity Funds (cost $714,952,493)		952,083,447

Fixed Income Funds 17.1%
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,886,394	61,218,498
NVIT Bond Index Fund, Class Y (a)	13,101,017	143,194,115

Total Fixed Income Funds (cost $201,892,852)		204,412,613

Total Mutual Funds (cost $916,845,345)		1,156,496,060

Fixed Contract 3.1%

	Principal Amount
Nationwide Fixed Contract, 3.15% (a)(b)(c)	$36,678,093	36,678,093

Total Fixed Contract (cost $36,678,093)		36,678,093

Total Investments (cost $953,523,438) (d) — 100.0%		1,193,174,153
Liabilities in excess of other assets — 0.0%†		(588,129)

NET ASSETS — 100.0%		$1,192,586,024

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $953,523,438)	$1,193,174,153
Receivable for investments sold	651,337
Receivable for capital shares issued	76,104
Prepaid expenses	7,469

Total Assets	1,193,909,063

Liabilities:
Payable for capital shares redeemed	727,431
Accrued expenses and other payables:
Investment advisory fees	127,296
Fund administration fees	24,333
Distribution fees	244,801
Administrative servicing fees	164,320
Accounting and transfer agent fees	361
Custodian fees	8,460
Compliance program costs (Note 3)	1,300
Professional fees	10,753
Printing fees	13,984

Total Liabilities	1,323,039

Net Assets	$1,192,586,024

Represented by:
Capital	$874,991,618
Accumulated undistributed net investment income	470,809
Accumulated net realized gains from affiliated investments	77,472,882
Net unrealized appreciation/(depreciation) from investments in affiliates	239,650,715

Net Assets	$1,192,586,024

Net Assets:
Class II Shares	$1,158,669,588
Class P Shares	33,916,436

Total	$1,192,586,024

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	85,175,143
Class P Shares	2,504,390

Total	87,679,533

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.60
Class P Shares	$13.54

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,556,984
Interest income from affiliates	448,726

Total Income	2,005,710

EXPENSES:
Investment advisory fees	763,862
Fund administration fees	146,394
Distribution fees Class II Shares	1,429,992
Distribution fees Class P Shares	38,978
Administrative servicing fees Class II Shares	858,004
Professional fees	29,966
Printing fees	11,747
Trustee fees	19,214
Custodian fees	22,485
Accounting and transfer agent fees	445
Compliance program costs (Note 3)	2,604
Other	16,468

Total Expenses	3,340,159

NET INVESTMENT LOSS	(1,334,449)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	22,666,326
Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,425,689

Net realized/unrealized gains from affiliated investments	28,092,015

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,757,566

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(1,334,449)	$18,703,345
Net realized gains from affiliated investments	22,666,326	88,791,187
Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,425,689	(114,254,497)

Change in net assets resulting from operations	26,757,566	(6,759,965)

Distributions to Shareholders From:
Net investment income:
Class II	–	(18,454,866)
Class P	–	(524,676)
Net realized gains:
Class II	–	(24,119,449)
Class P	–	(536,501)

Change in net assets from shareholder distributions	–	(43,635,492)

Change in net assets from capital transactions	(63,319,679)	(132,514,087)

Change in net assets	(36,562,113)	(182,909,544)

Net Assets:
Beginning of period	1,229,148,137	1,412,057,681

End of period	$1,192,586,024	$1,229,148,137

Accumulated undistributed net investment income at end of period	$470,809	$1,805,258

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$9,411,760	$25,567,338
Dividends reinvested	–	42,574,315
Cost of shares redeemed	(75,627,104)	(209,804,684)

Total Class II Shares	(66,215,344)	(141,663,031)

Class P Shares
Proceeds from shares issued	4,128,869	9,185,114
Dividends reinvested	–	1,061,177
Cost of shares redeemed	(1,233,204)	(1,097,347)

Total Class P Shares	2,895,665	9,148,944

Change in net assets from capital transactions	$(63,319,679)	$(132,514,087)

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class II Shares
Issued	723,348	1,816,164
Reinvested	–	3,220,479
Redeemed	(5,762,022)	(14,987,574)

Total Class II Shares	(5,038,674)	(9,950,931)

Class P Shares
Issued	314,856	658,025
Reinvested	–	80,678
Redeemed	(93,124)	(79,179)

Total Class P Shares	221,732	659,524

Total change in shares	(4,816,942)	(9,291,407)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.29	(0.02)	0.33	0.31	–	–	–	–	$13.60	2.33%		$1,158,669,588	0.57%	(0.23%	)	0.57%	2.47%
Year Ended December 31, 2015	$13.87	0.19	(0.29)	(0.10)	(0.21)	(0.27)	(0.48)	–	$13.29	(0.73%	)	$1,198,968,643	0.57%	1.38%		0.57%	10.79%
Year Ended December 31, 2014	$13.44	0.22	0.45	0.67	(0.24)	–	(0.24)	–	$13.87	4.96%		$1,389,636,672	0.57%	1.58%		0.57%	10.88%
Year Ended December 31, 2013	$11.16	0.19	2.30	2.49	(0.21)	–	(0.21)	–	$13.44	22.38%		$1,529,939,781	0.57%	1.53%		0.57%	6.13%
Year Ended December 31, 2012	$9.97	0.17	1.20	1.37	(0.18)	–	(0.18)	–	$11.16	13.76%		$1,510,861,567	0.57%	1.56%		0.57%	6.47%
Year Ended December 31, 2011	$10.39	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	–	$9.97	(2.13%	)	$1,583,258,119	0.57%	1.56%		0.57%	15.14%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.22	(0.01)	0.33	0.32	–	–	–	–	$13.54	2.42%		$33,916,436	0.42%	(0.08%	)	0.42%	2.47%
Year Ended December 31, 2015	$13.81	0.26	(0.34)	(0.08)	(0.24)	(0.27)	(0.51)	–	$13.22	(0.59%	)	$30,179,494	0.42%	1.88%		0.42%	10.79%
Year Ended December 31, 2014	$13.39	0.29	0.39	0.68	(0.26)	–	(0.26)	–	$13.81	5.11%		$22,421,009	0.42%	2.15%		0.42%	10.88%
Year Ended December 31, 2013	$11.13	0.33	2.18	2.51	(0.25)	–	(0.25)	–	$13.39	22.56%		$13,553,134	0.42%	2.64%		0.42%	6.13%
Period Ended December 31, 2012 (f)	$10.85	0.42	0.08	0.50	(0.22)	–	(0.22)	–	$11.13	4.61%		$5,137,135	0.42%	5.78%		0.42%	6.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$36,678,093	$36,678,093
Mutual Funds	1,156,496,060	—	—	1,156,496,060
Total	$1,156,496,060	$—	$36,678,093	$1,193,174,153

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$25,018,632	$25,018,632
Purchases	12,685,175	12,685,175
Sales	(1,025,714)	(1,025,714)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$36,678,093	$36,678,093

Amounts designated as “—” are zero or have been rounded to zero.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.15% - 3.25%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $146,394 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,604.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $858,004.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$37,321,398	$11,716,382	$1,605,164	$575,151	$11,086	$—	$49,453,290
NVIT International Index Fund, Class Y	320,132,085	729,842	9,836,803	—	3,179,150	—	300,752,236
NVIT Mid Cap Index Fund, Class Y	146,702,681	—	13,097,164	—	7,134,147	—	144,575,802
NVIT S&P 500 Index Fund, Class Y	393,908,787	—	34,586,086	—	11,368,305	—	372,958,757
NVIT Small Cap Index Fund, Class Y	85,086,645	828,181	3,561,065	—	684,856	—	84,343,362
Nationwide Core Plus Bond Fund, Institutional Class	62,083,343	2,388,253	5,253,770	981,833	(53,278)	—	61,218,498
NVIT Bond Index Fund, Class Y	159,521,180	1,132,231	25,206,911	—	342,060	—	143,194,115
Nationwide Fixed Contract	25,018,632	12,685,175	1,025,714	448,726	—	—	36,678,093

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $29,480,064 and sales of $94,172,677 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$986,013,019	$207,255,024	$(93,890)	$207,161,134

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund

SAR-ID-MCON 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	44.2%
Equity Funds	39.8%
Fixed Contract	16.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	27.0%
Nationwide Fixed Contract	16.0%
NVIT S&P 500 Index Fund, Class Y	16.0%
NVIT International Index Fund, Class Y	9.7%
Nationwide Core Plus Bond Fund, Institutional Class	9.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	6.1%
NVIT Short Term Bond Fund, Class Y	6.1%
NVIT Mid Cap Index Fund, Class Y	6.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
NVIT Small Cap Index Fund, Class Y	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,033.40	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.03	2.87	0.57
Class P Shares	Actual	(b)	1,000.00	1,033.50	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund

Mutual Funds 84.0%

	Shares	Market Value

Equity Funds 39.8%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	4,219,946	$57,644,463
NVIT International Index Fund, Class Y (a)	10,862,860	91,465,278
NVIT Mid Cap Index Fund, Class Y (a)	2,321,102	56,170,662
NVIT S&P 500 Index Fund, Class Y (a)	10,359,612	150,317,971
NVIT Small Cap Index Fund, Class Y (a)	1,528,126	18,719,547

Total Equity Funds (cost $297,544,554)		374,317,921

Fixed Income Funds 44.2%
Nationwide Core Plus Bond Fund, Institutional Class (a)	8,254,502	85,846,822
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	1,949,977	19,246,271
NVIT Bond Index Fund, Class Y (a)	23,235,878	253,968,151
NVIT Short Term Bond Fund, Class Y (a)	5,455,606	57,011,086

Total Fixed Income Funds (cost $409,249,608)		416,072,330

Total Mutual Funds (cost $706,794,162)		790,390,251

Fixed Contract 16.0%

	Principal Amount

Nationwide Fixed Contract, 3.15% (a)(b)(c)	$150,797,354	150,797,354

Total Fixed Contract (cost $150,797,354)		150,797,354

Total Investments (cost $857,591,516) (d) — 100.0%		941,187,605
Liabilities in excess of other assets — 0.0%†		(452,131)

NET ASSETS — 100.0%		$940,735,474

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $857,591,516)	$941,187,605
Receivable for capital shares issued	295,065
Prepaid expenses	5,780

Total Assets	941,488,450

Liabilities:
Payable for investments purchased	278,518
Payable for capital shares redeemed	16,539
Accrued expenses and other payables:
Investment advisory fees	99,821
Fund administration fees	19,799
Distribution fees	191,964
Administrative servicing fees	117,339
Accounting and transfer agent fees	160
Custodian fees	6,115
Compliance program costs (Note 3)	1,002
Professional fees	9,583
Printing fees	11,770
Other	366

Total Liabilities	752,976

Net Assets	$940,735,474

Represented by:
Capital	$808,617,278
Accumulated undistributed net investment income	3,379,224
Accumulated net realized gains from affiliated investments	45,142,883
Net unrealized appreciation/(depreciation) from investments in affiliates	83,596,089

Net Assets	$940,735,474

Net Assets:
Class II Shares	$939,224,524
Class P Shares	1,510,950

Total	$940,735,474

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	82,017,743
Class P Shares	132,502

Total	82,150,245

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.45
Class P Shares	$11.40

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Interest income from affiliates	$2,332,525
Dividend income from affiliates	1,809,134

Total Income	4,141,659

EXPENSES:
Investment advisory fees	595,444
Fund administration fees	118,518
Distribution fees Class II Shares	1,143,331
Distribution fees Class P Shares	1,758
Administrative servicing fees Class II Shares	686,005
Professional fees	24,721
Printing fees	9,696
Trustee fees	15,028
Custodian fees	17,142
Accounting and transfer agent fees	506
Compliance program costs (Note 3)	2,024
Other	13,479

Total Expenses	2,627,652

NET INVESTMENT INCOME	1,514,007

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	18,493,021
Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,194,076

Net realized/unrealized gains from affiliated investments	28,687,097

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,201,104

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$1,514,007	$15,751,151
Net realized gains from affiliated investments	18,493,021	35,566,168
Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,194,076	(50,380,756)

Change in net assets resulting from operations	30,201,104	936,563

Distributions to Shareholders From:
Net investment income:
Class II	–	(15,870,857)
Class P	–	(24,045)
Net realized gains:
Class II	–	(48,873,121)
Class P	–	(60,344)

Change in net assets from shareholder distributions	–	(64,828,367)

Change in net assets from capital transactions	(14,043,585)	5,403,555

Change in net assets	16,157,519	(58,488,249)

Net Assets:
Beginning of period	924,577,955	983,066,204

End of period	$940,735,474	$924,577,955

Accumulated undistributed net investment income at end of period	$3,379,224	$1,865,217

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$21,180,084	$26,437,871
Dividends reinvested	–	64,743,978
Cost of shares redeemed	(35,418,638)	(86,058,131)

Total Class II Shares	(14,238,554)	5,123,718

Class P Shares
Proceeds from shares issued	247,287	272,127
Dividends reinvested	–	84,389
Cost of shares redeemed	(52,318)	(76,679)

Total Class P Shares	194,969	279,837

Change in net assets from capital transactions	$(14,043,585)	$5,403,555

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class II Shares
Issued	1,906,355	2,247,740
Reinvested	–	5,814,933
Redeemed	(3,190,868)	(7,306,505)

Total Class II Shares	(1,284,513)	756,168

Class P Shares
Issued	22,506	23,272
Reinvested	–	7,615
Redeemed	(4,758)	(6,454)

Total Class P Shares	17,748	24,433

Total change in shares	(1,266,765)	780,601

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$30,201,104
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(56,100,841)
Proceeds from disposition of affiliated investments	70,972,423
Reinvestment of interest income from affiliates	(2,332,525)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(10,194,076)
Net realized gain from investment transactions with affiliates	(18,493,021)
Decrease in receivable for investments sold	322,927
Increase in prepaid expenses	(4,038)
Increase in payable for investments purchased	278,518
Decrease in investment advisory fees	(2,636)
Decrease in fund administration fees	(506)
Decrease in distribution fees	(5,071)
Decrease in administrative servicing fees	(3,137)
Increase in accounting and transfer agent fees	15
Increase in custodian fees	689
Decrease in compliance program costs	(7)
Decrease in professional fees	(45)
Increase in printing fees	4,989
Increase in other payables	276

Net cash provided by operating activities	14,645,038

Cash flows used in financing activities:
Proceeds from shares issued	21,151,220
Cost of shares redeemed	(35,796,258)

Net cash used in financing activities	(14,645,038)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2016 (Una udited)	$11.08	0.02	0.35	0.37	–	–	–	–	$11.45	3.34%		$939,224,524	0.57%	0.33%	0.57%	6.31%
Year Ended December 31, 2015	$11.90	0.19	(0.20)	(0.01)	(0.19)	(0.62)	(0.81)	–	$11.08	(0.03%	)	$923,312,331	0.57%	1.63%	0.57%	12.79%
Year Ended December 31, 2014	$11.79	0.21	0.35	0.56	(0.22)	(0.23)	(0.45)	–	$11.90	4.74%		$981,996,258	0.57%	1.75%	0.57%	28.12%
Year Ended December 31, 2013	$10.99	0.19	0.96	1.15	(0.20)	(0.15)	(0.35)	–	$11.79	10.49%		$961,220,444	0.57%	1.63%	0.57%	10.68%
Year Ended December 31, 2012	$10.39	0.19	0.65	0.84	(0.19)	(0.05)	(0.24)	–	$10.99	8.04%		$918,223,602	0.57%	1.74%	0.57%	14.18%
Year Ended December 31, 2011	$10.42	0.19	0.02	0.21	(0.24)	–	(0.24)	–	$10.39	2.06%		$883,590,851	0.57%	1.85%	0.57%	21.58%

Class P Shares
Six Months Ended June 30, 2016 (Una udited)	$11.03	0.03	0.34	0.37	–	–	–	–	$11.40	3.35%		$1,510,950	0.42%	0.48%	0.42%	6.31%
Year Ended December 31, 2015	$11.85	0.23	(0.21)	0.02	(0.22)	(0.62)	(0.84)	–	$11.03	0.16%		$1,265,624	0.42%	1.96%	0.42%	12.79%
Year Ended December 31, 2014	$11.75	0.29	0.28	0.57	(0.24)	(0.23)	(0.47)	–	$11.85	4.88%		$1,069,946	0.42%	2.39%	0.42%	28.12%
Year Ended December 31, 2013	$10.96	0.28	0.89	1.17	(0.23)	(0.15)	(0.38)	–	$11.75	10.68%		$525,184	0.42%	2.44%	0.42%	10.68%
Period Ended December 31, 2012 (f)	$10.91	0.33	(0.01)	0.32	(0.22)	(0.05)	(0.27)	–	$10.96	2.92%		$167,782	0.42%	4.45%	0.42%	14.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$150,797,354	$150,797,354
Mutual Funds	790,390,251	—	—	790,390,251
Total	$790,390,251	$—	$150,797,354	$941,187,605

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$148,653,891	$148,653,891
Purchases	5,573,207	5,573,207
Sales	(3,429,744)	(3,429,744)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$150,797,354	$150,797,354

Amounts designated as “—” are zero or have been rounded to zero.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.15% - 3.25%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $118,518 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,024.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $686,005.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$37,105,694	$18,573,196	$246,734	$627,277	$6,865	$—	$57,644,463
NVIT International Index Fund, Class Y	92,181,422	6,666,760	4,615,971	—	1,643,707	—	91,465,278
NVIT Mid Cap Index Fund, Class Y	54,409,780	—	2,455,071	—	939,822	—	56,170,662
NVIT S&P 500 Index Fund, Class Y	165,653,047	2,901,365	24,321,935	—	14,522,058	—	150,317,971
NVIT Small Cap Index Fund, Class Y	18,032,819	616,264	337,954	—	119,908	—	18,719,547
Nationwide Core Plus Bond Fund, Institutional Class	65,463,777	20,173,448	2,197,932	1,181,857	(13,559)	—	85,846,822
Nationwide Inflation-Protected Securities Fund, Institutional Class	18,659,896	—	548,174	—	12,899	—	19,246,271
NVIT Bond Index Fund, Class Y	268,869,365	3,709,489	32,181,664	—	1,279,729	—	253,968,151
NVIT Short Term Bond, Class Y	56,009,874	219,637	637,244	—	(18,408)	—	57,011,086
Nationwide Fixed Contract	148,653,891	5,573,207	3,429,744	2,332,525	—	—	150,797,354

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $58,433,366 and sales of $70,972,423 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$864,890,848	$76,819,022	$(522,265)	$76,296,757

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund

SAR-ID-MGI 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Asset Allocation†

Equity Funds	46.0%
Fixed Income Funds	34.0%
Fixed Contract	13.0%
Other assets in excess of liabilities††	7.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	23.4%
NVIT S&P 500 Index Fund, Class Y	17.9%
NVIT International Index Fund, Class Y	14.3%
Nationwide Fixed Contract	14.0%
Nationwide Core Plus Bond Fund, Institutional Class	8.2%
NVIT Mid Cap Index Fund, Class Y	8.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	6.1%
NVIT Short Term Bond Fund, Class Y	5.0%
NVIT Small Cap Index Fund, Class Y	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,024.80	1.51	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.37	1.51	0.30
Class II Shares	Actual	(b)	1,000.00	1,022.80	2.77	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.13	2.77	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund

Mutual Funds 80.0%

	Shares	Market Value

Equity Funds 46.0%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,629,043	$22,252,731
NVIT International Index Fund, Class Y (a)	6,155,220	51,826,949
NVIT Mid Cap Index Fund, Class Y (a)	1,216,977	29,450,833
NVIT S&P 500 Index Fund, Class Y (a)	4,496,223	65,240,190
NVIT Small Cap Index Fund, Class Y (a)	897,905	10,999,336

Total Equity Funds (cost $184,977,164)		179,770,039

Fixed Income Funds 34.0%
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,849,079	29,630,418
NVIT Bond Index Fund, Class Y (a)	7,796,020	85,210,496
NVIT Short Term Bond Fund, Class Y (a)	1,752,646	18,315,149

Total Fixed Income Funds (cost $131,226,815)		133,156,063

Total Mutual Funds (cost $316,203,979)		312,926,102

Fixed Contract 13.0%

	Principal Amount
Nationwide Fixed Contract, 3.15% (a)(b)(c)	$51,014,662	51,014,662

Total Fixed Contract (cost $51,014,662)		51,014,662

Total Investments (cost $367,218,641) (d) — 93.0%		363,940,764
Other assets in excess of liabilities — 7.0%		27,362,015

NET ASSETS — 100.0%		$391,302,779

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(42)	Mini MSCI EAFE	09/16/16	$3,391,920	$(44,949)
(10)	Russell 2000 Mini Future	09/16/16	1,147,400	(16,776)
(64)	S&P 500 E-Mini	09/16/16	6,688,640	(75,302)
(16)	S&P MID 400 E-Mini	09/16/16	2,388,800	(42,020)

			$13,616,760	$(179,047)

At June 30, 2016, the Fund has $695,200 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
Assets:
Investments in affiliates, at value (cost $367,218,641)	$363,940,764
Cash	27,482,760
Deposits with broker for futures contracts	695,200
Receivable for investments sold	69,750
Receivable for capital shares issued	6
Prepaid expenses	2,302

Total Assets	392,190,782

Liabilities:
Payable for capital shares redeemed	73,424
Payable for variation margin on futures contracts	625,878
Accrued expenses and other payables:
Investment advisory fees	29,510
Fund administration fees	10,063
Distribution fees	79,629
Administrative servicing fees	47,475
Accounting and transfer agent fees	48
Custodian fees	2,008
Compliance program costs (Note 3)	385
Professional fees	10,657
Printing fees	7,596
Other	1,330

Total Liabilities	888,003

Net Assets	$391,302,779

Represented by:
Capital	$398,854,657
Accumulated undistributed net investment income	1,042,978
Accumulated net realized losses from affiliated investments and futures transactions	(5,137,932)
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,277,877)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(179,047)

Net Assets	$391,302,779

Net Assets:
Class I Shares	$638,788
Class II Shares	390,663,991

Total	$391,302,779

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	61,845
Class II Shares	37,877,154

Total	37,938,999

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.33
Class II Shares	$10.31

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$727,809
Dividend income from affiliates	675,966
Interest income from non-affiliates	18,642

Total Income	1,422,417

EXPENSES:
Investment advisory fees	276,282
Fund administration fees	59,659
Distribution fees Class II Shares	459,718
Administrative servicing fees Class I Shares	448
Administrative servicing fees Class II Shares	275,834
Professional fees	13,859
Printing fees	8,136
Trustee fees	6,067
Custodian fees	6,461
Accounting and transfer agent fees	193
Compliance program costs (Note 3)	812
Other	7,920

Total expenses before expenses reimbursed	1,115,389

Expenses reimbursed by adviser (Note 3)	(102,978)

Net Expenses	1,012,411

NET INVESTMENT INCOME	410,006

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	1,766,498
Net realized losses from futures transactions (Note 2)	(1,883,568)

Net realized losses from affiliated investments and futures transactions	(117,070)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,604,156
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(81,349)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	8,522,807

Net realized/unrealized gains from affiliated investments and futures transactions	8,405,737

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,815,743

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth & Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$410,006	$5,443,620
Net realized losses from affiliated investments and futures transactions	(117,070)	(3,973,228)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	8,522,807	(13,925,177)

Change in net assets resulting from operations	8,815,743	(12,454,785)

Distributions to Shareholders From:
Net investment income:
Class I	–	(9,891)
Class II	–	(5,407,327)

Change in net assets from shareholder distributions	–	(5,417,218)

Change in net assets from capital transactions	25,363,412	106,499,224

Change in net assets	34,179,155	88,627,221

Net Assets:
Beginning of period	357,123,624	268,496,403

End of period	$391,302,779	$357,123,624

Accumulated undistributed net investment income at end of period	$1,042,978	$632,972

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$99,137	$307,307
Dividends reinvested	–	9,891
Cost of shares redeemed	(44,466)	(30,960)

Total Class I Shares	54,671	286,238

Class II Shares
Proceeds from shares issued	28,026,753	105,471,102
Dividends reinvested	–	5,407,327
Cost of shares redeemed	(2,718,012)	(4,665,443)

Total Class II Shares	25,308,741	106,212,986

Change in net assets from capital transactions	$25,363,412	$106,499,224

SHARE TRANSACTIONS:
Class I Shares
Issued	9,887	29,082
Reinvested	–	987
Redeemed	(4,386)	(2,927)

Total Class I Shares	5,501	27,142

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth & Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	2,777,223	9,934,694
Reinvested	–	539,402
Redeemed	(269,810)	(441,718)

Total Class II Shares	2,507,413	10,032,378

Total change in shares	2,512,914	10,059,520

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$8,815,743
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(39,453,840)
Proceeds from disposition of affiliated investments	34,330,098
Reinvestment of interest income from affiliates	(727,809)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(8,604,156)
Net realized gain from investment transactions with affiliates	(1,766,498)
Decrease in deposits at broker for futures contracts	53,020
Increase in receivable for investments sold	(69,750)
Decrease in variation margin receivable	296,758
Increase in prepaid expenses	(1,768)
Decrease in payable for investments purchased	(201,656)
Increase in variation margin payable	625,878
Increase in investment advisory fees	1,583
Increase in fund administration fees	175
Increase in distribution fees	4,193
Increase in administrative servicing fees	2,201
Decrease in accounting and transfer agent fees	(5)
Increase in custodian fees	213
Increase in compliance program costs	10
Decrease in professional fees	(225)
Increase in printing fees	2,400
Increase in other payables	1,267

Net cash used in operating activities	(6,692,168)

Cash flows provided by financing activities:
Proceeds from shares issued	28,338,556
Cost of shares redeemed	(2,689,456)

Net cash provided by financing activities	25,649,100

Net increase in cash	18,956,932

Cash:
Beginning of period	8,525,828

End of period	$27,482,760

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.08	0.02	0.23	0.25	–	–	–	$10.33	2.48%		$638,788	0.30%	0.47%		0.36%	9.70%
Year Ended December 31, 2015	$10.59	0.23	(0.56)	(0.33)	(0.18)	–	(0.18)	$10.08	(3.10%	)	$568,105	0.30%	2.21%		0.36%	20.68%
Period Ended December 31, 2014 (g)	$10.57	0.76	(0.54)	0.22	(0.17)	(0.03)	(0.20)	$10.59	2.06%		$309,134	0.30%	7.09%	(h)	0.38%	16.75%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.08	0.01	0.22	0.23	–	–	–	$10.31	2.28%		$390,663,991	0.55%	0.22%		0.61%	9.70%
Year Ended December 31, 2015	$10.58	0.18	(0.52)	(0.34)	(0.16)	–	(0.16)	$10.08	(3.24%	)	$356,555,519	0.55%	1.68%		0.61%	20.68%
Year Ended December 31, 2014	$10.50	0.24	0.02	0.26	(0.15)	(0.03)	(0.18)	$10.58	2.46%		$268,187,269	0.55%	2.22%		0.64%	16.75%
Period Ended December 31, 2013 (i)	$10.00	0.34	0.36	0.70	(0.17)	(0.03)	(0.20)	$10.50	7.00%		$79,159,126	0.52%	4.87%		0.72%	1.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$51,014,662	$51,014,662
Mutual Funds	312,926,102	—	—	312,926,102
Total Assets	$312,926,102	$—	$51,014,662	$363,940,764
Liabilities:
Futures Contracts	$(179,047)	$—	$—	$(179,047)
Total Liabilities	$(179,047)	$—	$—	$(179,047)
Total	$312,747,055	$—	$51,014,662	$363,761,717

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$43,369,293	$43,369,293
Purchases	7,954,560	7,954,560
Sales	(309,191)	(309,191)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$51,014,662	$51,014,662

Amounts designated as “—” are zero or have been rounded to zero

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Feature Termination Feature	daily 3.15% - 3.25% daily daily daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%,

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(179,047)
Total		$(179,047)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(1,883,568)
Total	$(1,883,568)

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(81,349)
Total	$(81,349)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

For the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Futures Contracts:
Average Notional Balance Long(a)	$58,322,048
Average Notional Balance Short(b)	$32,615,035

(a)	The Fund entered into long futures contracts from March 21, 2016 through June 30, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 21, 2016 and again beginning June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.15%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $13,952.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$47,311	$148,296	$190,007	$102,978	$488,592

(a)	For the period from May 1, 2013 through December 31, 2013.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $59,659 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $812.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $276,282.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$13,861,602	$7,638,181	$118,219	$240,361	$(2,269)	$—	$22,252,731
NVIT International Index Fund, Class Y	49,123,132	4,692,827	358,072	—	(27,957)	—	51,826,949
NVIT Mid Cap Index Fund, Class Y	26,719,165	2,042,411	1,498,321	—	(32,998)	—	29,450,833
NVIT S&P 500 Index Fund, Class Y	71,015,247	4,964,538	13,396,632	—	1,607,696	—	65,240,190
NVIT Small Cap Index Fund, Class Y	9,891,278	917,194	71,614	—	(18,438)	—	10,999,336
Nationwide Core Plus Bond Fund, Institutional Class	24,643,759	4,269,829	178,467	435,605	(397)	—	29,630,418
NVIT Bond Index Fund, Class Y	91,123,373	6,425,602	17,000,314	—	269,663	—	85,210,496
NVIT Short Term Bond Fund, Class Y	17,971,710	1,276,507	1,399,268	—	(28,802)	—	18,315,149
Nationwide Fixed Contract	43,369,293	7,954,560	309,191	727,809	—	—	51,014,662

Amounts designated as “—” are zero or have been rounded to zero.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $40,181,649 and sales of $34,330,098 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$367,399,293	$4,942,120	$(8,400,649)	$(3,458,529)

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

25

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

26

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

28

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

34

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

35

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

36

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

38

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

39

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

40

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed

Growth Fund

SAR-ID-MGR 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Asset Allocation†

Equity Funds	55.3%
Fixed Income Funds	30.3%
Fixed Contract	7.5%
Other assets in excess of liabilities††	6.9%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	25.0%
NVIT Bond Index Fund, Class Y	22.4%
NVIT International Index Fund, Class Y	16.2%
NVIT Mid Cap Index Fund, Class Y	9.1%
Nationwide Fixed Contract	8.0%
Nationwide Core Plus Bond Fund, Institutional Class	7.2%
Nationwide Ziegler Equity Income Fund, Institutional Class	5.1%
NVIT Small Cap Index Fund, Class Y	4.0%
NVIT Short Term Bond Fund, Class Y	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,026.90	1.56	0.31
	Hypothetical	(b)(c)	1,000.00	1,023.32	1.56	0.31
Class II Shares	Actual	(b)	1,000.00	1,024.90	2.82	0.56
	Hypothetical	(b)(c)	1,000.00	1,022.08	2.82	0.56

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth Fund

Mutual Funds 85.6%

	Shares	Market Value

Equity Funds 55.3%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,801,933	$38,274,408
NVIT International Index Fund, Class Y (a)	14,422,004	121,433,277
NVIT Mid Cap Index Fund, Class Y (a)	2,828,952	68,460,646
NVIT S&P 500 Index Fund, Class Y (a)	12,914,149	187,384,301
NVIT Small Cap Index Fund, Class Y (a)	2,473,855	30,304,726

Total Equity Funds (cost $455,486,559)		445,857,358

Fixed Income Funds 30.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,156,469	53,627,275
NVIT Bond Index Fund, Class Y (a)	15,396,501	168,283,752
NVIT Short Term Bond Fund, Class Y (a)	2,172,922	22,707,035

Total Fixed Income Funds (cost $240,279,159)		244,618,062

Total Mutual Funds (cost $695,765,718)		690,475,420

Fixed Contract 7.5%

	Principal Amount
Nationwide Fixed Contract, 3.15% (a)(b)(c)	$60,274,517	60,274,517

Total Fixed Contract (cost $60,274,517)		60,274,517

Total Investments (cost $756,040,235) (d) — 93.1%		750,749,937
Other assets in excess of liabilities — 6.9%		55,973,602

NET ASSETS — 100.0%		$806,723,539

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
44	Mini MSCI EAFE	09/16/16	$3,553,440	$11,062
11	Russell 2000 Mini Future	09/16/16	1,262,140	(12,386)
64	S&P 500 E-Mini	09/16/16	6,688,640	(24,296)
15	S&P MID 400 E-Mini	09/16/16	2,239,500	(21,283)

			$13,743,720	$(46,903)

At June 30, 2016, the Fund has $705,320 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $756,040,235)	$750,749,937
Cash	54,962,576
Deposits with broker for futures contracts	705,320
Receivable for capital shares issued	3,365,249
Receivable for variation margin on futures contracts	508,396
Prepaid expenses	4,655

Total Assets	810,296,133

Liabilities:
Payable for investments purchased	3,193,063
Payable for capital shares redeemed	4,124
Accrued expenses and other payables:
Investment advisory fees	74,099
Fund administration fees	17,285
Distribution fees	163,636
Administrative servicing fees	97,093
Accounting and transfer agent fees	72
Custodian fees	3,697
Compliance program costs (Note 3)	762
Professional fees	10,668
Printing fees	7,799
Other	296

Total Liabilities	3,572,594

Net Assets	$806,723,539

Represented by:
Capital	$826,408,776
Accumulated undistributed net investment income	1,190,876
Accumulated net realized losses from affiliated investments and futures transactions	(15,538,912)
Net unrealized appreciation/(depreciation) from investments in affiliates	(5,290,298)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(46,903)

Net Assets	$806,723,539

Net Assets:
Class I Shares	$898,486
Class II Shares	805,825,053

Total	$806,723,539

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	87,256
Class II Shares	78,374,112

Total	78,461,368

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.30
Class II Shares	$10.28

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,237,029
Interest income from affiliates	930,698
Interest income from non-affiliates	30,264

Total Income	2,197,991

EXPENSES:
Investment advisory fees	559,600
Fund administration fees	100,294
Distribution fees Class II Shares	931,611
Administrative servicing fees Class I Shares	628
Administrative servicing fees Class II Shares	558,972
Professional fees	20,746
Printing fees	8,338
Trustee fees	12,330
Custodian fees	12,795
Accounting and transfer agent fees	294
Compliance program costs (Note 3)	1,638
Other	10,763

Total expenses before expenses reimbursed	2,218,009

Expenses reimbursed by adviser (Note 3)	(129,511)

Net Expenses	2,088,498

NET INVESTMENT INCOME	109,493

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	3,893,705
Net realized losses from futures transactions (Note 2)	(3,211,498)

Net realized gains from affiliated investments and futures transactions	682,207

Net change in unrealized appreciation/(depreciation) from investments in affiliates	17,963,245
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	585,691

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	18,548,936

Net realized/unrealized gains from affiliated investments and futures transactions	19,231,143

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,340,636

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$109,493	$10,513,066
Net realized gains/(losses) from affiliated investments and futures transactions	682,207	(9,613,810)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	18,548,936	(29,636,649)

Change in net assets resulting from operations	19,340,636	(28,737,393)

Distributions to Shareholders From:
Net investment income:
Class I	–	(17,935)
Class II	–	(11,455,862)

Change in net assets from shareholder distributions	–	(11,473,797)

Change in net assets from capital transactions	78,330,034	258,078,788

Change in net assets	97,670,670	217,867,598

Net Assets:
Beginning of period	709,052,869	491,185,271

End of period	$806,723,539	$709,052,869

Accumulated undistributed net investment income at end of period	$1,190,876	$1,081,383

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$104,536	$849,532
Dividends reinvested	–	17,935
Cost of shares redeemed	(191,357)	(38,324)

Total Class I Shares	(86,821)	829,143

Class II Shares
Proceeds from shares issued	80,077,698	247,963,610
Dividends reinvested	–	11,455,862
Cost of shares redeemed	(1,660,843)	(2,169,827)

Total Class II Shares	78,416,855	257,249,645

Change in net assets from capital transactions	$78,330,034	$258,078,788

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	10,321	78,924
Reinvested	–	1,794
Redeemed	(19,318)	(3,614)

Total Class I Shares	(8,997)	77,104

Class II Shares
Issued	7,946,608	23,429,776
Reinvested	–	1,145,200
Redeemed	(166,269)	(203,052)

Total Class II Shares	7,780,339	24,371,924

Total change in shares	7,771,342	24,449,028

Amounts designated as “–” are zero or have been rounded to zero

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.03	0.01	0.26	0.27	–	–	–	$10.30	2.69%		$898,486	0.31%	0.28%		0.34%	7.53%
Year Ended December 31, 2015	$10.62	0.30	(0.69)	(0.39)	(0.20)	–	(0.20)	$10.03	(3.71%	)	$965,618	0.31%	2.82%		0.35%	16.13%
Period Ended December 31, 2014 (g)	$10.64	0.39	(0.23)	0.16	(0.15)	(0.03)	(0.18)	$10.62	1.55%		$203,443	0.31%	3.60%	(h)	0.36%	12.12%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.03	–	0.25	0.25	–	–	–	$10.28	2.49%		$805,825,053	0.56%	0.03%		0.59%	7.53%
Year Ended December 31, 2015	$10.62	0.18	(0.60)	(0.42)	(0.17)	–	(0.17)	$10.03	(3.95%	)	$708,087,251	0.56%	1.71%		0.60%	16.13%
Year Ended December 31, 2014	$10.60	0.24	(0.06)	0.18	(0.13)	(0.03)	(0.16)	$10.62	1.73%		$490,981,828	0.56%	2.23%		0.61%	12.12%
Period Ended December 31, 2013 (i)	$10.00	0.38	0.39	0.77	(0.16)	(0.01)	(0.17)	$10.60	7.78%		$135,626,393	0.53%	5.54%		0.67%	0.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$60,274,517	$60,274,517
Futures Contracts	11,062	—	—	11,062
Mutual Funds	690,475,420	—	—	690,475,420
Total Assets	$690,486,482	$—	$60,274,517	$750,760,999

Liabilities:
Futures Contracts	$(57,965)	$—	$—	$(57,965)
Total Liabilities	$(57,965)	$—	$—	$(57,965)
Total	$690,428,517	$—	$60,274,517	$750,703,034

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$57,546,649	$57,546,649
Purchases	6,826,230	6,826,230
Sales	(4,098,362)	(4,098,362)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$60,274,517	$60,274,517

Amounts designated as “—” are zero or have been rounded to zero.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.15% - 3.25%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$11,062
Total		$11,062

Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(57,965)
Total		$(57,965)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(3,211,498)
Total	$(3,211,498)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$585,691
Total	$585,691

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

For the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Futures Contracts:
Average Notional Balance Long(a)	$118,099,153
Average Notional Balance Short(b)	$164,548,038

(a)	The Fund entered into long futures contracts from March 18, 2016 through June 30, 2016.
(b)	The Fund entered into short futures contracts from January 1, 2016 through March 18, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.15%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $28,245.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2013 Amount (a)	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$48,026	$164,378	$231,521	$129,511	$573,436

(a) For the period from May 1, 2013 through December 31, 2013.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $100,294 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,638.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions;

(iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $559,600.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income/ Interest	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$20,744,218	$16,135,225	$40,956	$395,212	$(1,425)	$—	$38,274,408
NVIT International Index Fund, Class Y	111,455,651	13,837,395	209,949	—	(16,399)	—	121,433,277
NVIT Mid Cap Index Fund, Class Y	60,091,187	6,632,474	3,343,666	—	(40,634)	—	68,460,646
NVIT S&P 500 Index Fund, Class Y	191,271,187	19,439,984	30,886,318	—	3,906,585	—	187,384,301
NVIT Small Cap Index Fund, Class Y	26,363,824	3,226,514	49,400	—	(11,596)	—	30,304,726
Nationwide Core Plus Bond Fund, Institutional Class	49,156,129	6,000,407	3,262,240	841,817	8,320	—	53,627,275
NVIT Bond Index Fund, Class Y	153,869,677	16,212,714	10,159,348	—	80,512	—	168,283,752
NVIT Short Term Bond Fund, Class Y	21,714,292	2,210,825	1,791,357	—	(31,658)	—	22,707,035
Nationwide Fixed Contract	57,546,649	6,826,230	4,098,362	930,698	—	—	60,274,517

Amounts designated as “—” are zero or have been rounded to zero.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $90,521,768 and sales of $53,841,596 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$756,218,386	$13,066,308	$(18,534,757)	$(5,468,449)

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

25

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

26

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

27

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

33

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

34

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

35

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderate Fund

SAR-ID-MOD 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	59.8%
Fixed Income Funds	32.1%
Fixed Contract	8.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	25.2%
NVIT Bond Index Fund, Class Y	22.0%
NVIT International Index Fund, Class Y	16.4%
NVIT Mid Cap Index Fund, Class Y	9.1%
Nationwide Fixed Contract	8.0%
Nationwide Core Plus Bond Fund, Institutional Class	7.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	5.1%
NVIT Small Cap Index Fund, Class Y	4.0%
NVIT Short Term Bond Fund, Class Y	3.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 throught June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class II Shares	Actual	(b)	1,000.00	1,029.50	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.03	2.87	0.57
Class P Shares	Actual	(b)	1,000.00	1,030.40	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderate Fund

Mutual Funds 91.9%

	Shares	Market Value

Equity Funds 59.8%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	10,579,387	$144,514,424
NVIT International Index Fund, Class Y (a)	54,959,946	462,762,745
NVIT Mid Cap Index Fund, Class Y (a)	10,554,186	255,411,298
NVIT S&P 500 Index Fund, Class Y (a)	48,899,741	709,535,241
NVIT Small Cap Index Fund, Class Y (a)	9,297,182	113,890,481

Total Equity Funds (cost $1,202,312,315)		1,686,114,189

Fixed Income Funds 32.1%
Nationwide Core Plus Bond Fund, Institutional Class (a)	19,279,371	200,505,460
NVIT Bond Index Fund, Class Y (a)	56,789,164	620,705,562
NVIT Short Term Bond Fund, Class Y (a)	8,222,513	85,925,258

Total Fixed Income Funds (cost $890,968,680)		907,136,280

Total Mutual Funds (cost $2,093,280,995)		2,593,250,469

Fixed Contract 8.1%

	Principal Amount

Nationwide Fixed Contract, 3.15% (a)(b)(c)	$226,980,004	226,980,004

Total Fixed Contract (cost $226,980,004)		226,980,004

Total Investments (cost $2,320,260,999) (d) — 100.0%		2,820,230,473
Liabilities in excess of other assets — 0.0%†		(1,303,651)

NET ASSETS — 100.0%		$2,818,926,822

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.
(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,320,260,999)	$2,820,230,473
Cash	35,541
Receivable for investments sold	478,198
Receivable for capital shares issued	114,128
Prepaid expenses	17,607

Total Assets	2,820,875,947

Liabilities:
Payable for capital shares redeemed	592,302
Accrued expenses and other payables:
Investment advisory fees	299,971
Fund administration fees	52,850
Distribution fees	576,869
Administrative servicing fees	370,592
Accounting and transfer agent fees	376
Custodian fees	19,314
Compliance program costs (Note 3)	3,060
Professional fees	14,102
Printing fees	19,689

Total Liabilities	1,949,125

Net Assets	$2,818,926,822

Represented by:
Capital	$2,138,155,019
Accumulated undistributed net investment income	5,510,120
Accumulated net realized gains from affiliated investments	175,292,209
Net unrealized appreciation/(depreciation) from investments in affiliates	499,969,474

Net Assets	$2,818,926,822

Net Assets:
Class II Shares	$2,805,018,421
Class P Shares	13,908,401

Total	$2,818,926,822

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	217,191,849
Class P Shares	1,079,607

Total	218,271,456

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.91
Class P Shares	$12.88

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,828,946
Interest income from affiliates	3,574,396

Total Income	8,403,342

EXPENSES:
Investment advisory fees	1,803,776
Fund administration fees	318,509
Distribution fees Class II Shares	3,452,427
Distribution fees Class P Shares	16,383
Administrative servicing fees Class II Shares	2,071,477
Professional fees	61,550
Printing fees	16,755
Trustee fees	45,421
Custodian fees	52,959
Accounting and transfer agent fees	1,144
Compliance program costs (Note 3)	6,151
Other	33,854

Total expenses before earnings credit	7,880,406

Earnings credit (Note 5)	(154)

Net Expenses	7,880,252

NET INVESTMENT INCOME	523,090

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	57,597,837
Net change in unrealized appreciation/(depreciation) from investments in affiliates	21,751,701

Net realized/unrealized gains from affiliated investments	79,349,538

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$79,872,628

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$523,090	$47,155,880
Net realized gains from affiliated investments	57,597,837	155,900,558
Net change in unrealized appreciation/(depreciation) from investments in affiliates	21,751,701	(208,051,532)

Change in net assets resulting from operations	79,872,628	(4,995,094)

Distributions to Shareholders From:
Net investment income:
Class II	–	(47,630,420)
Class P	–	(237,625)
Net realized gains:
Class II	–	(121,311,778)
Class P	–	(512,864)

Change in net assets from shareholder distributions	–	(169,692,687)

Change in net assets from capital transactions	(138,308,064)	(93,479,786)

Change in net assets	(58,435,436)	(268,167,567)

Net Assets:
Beginning of period	2,877,362,258	3,145,529,825

End of period	$2,818,926,822	$2,877,362,258

Accumulated undistributed net investment income at end of period	$5,510,120	$4,987,030

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$15,811,340	$55,872,282
Dividends reinvested	–	168,942,198
Cost of shares redeemed	(154,573,472)	(318,655,834)

Total Class II Shares	(138,762,132)	(93,841,354)

Class P Shares
Proceeds from shares issued	1,035,466	2,635,349
Dividends reinvested	–	750,489
Cost of shares redeemed	(581,398)	(3,024,270)

Total Class P Shares	454,068	361,568

Change in net assets from capital transactions	$(138,308,064)	$(93,479,786)

10

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class II Shares
Issued	1,263,646	4,263,986
Reinvested	–	13,460,940
Redeemed	(12,404,976)	(23,811,572)

Total Class II Shares	(11,141,330)	(6,086,646)

Class P Shares
Issued	83,305	198,748
Reinvested	–	59,986
Redeemed	(46,662)	(223,090)

Total Class P Shares	36,643	35,644

Total change in shares	(11,104,687)	(6,051,002)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.54	–	0.37	0.37	–	–	–	–	$12.91	2.95%		$2,805,018,421	0.57%	0.04%	0.57%	2.95%
Year Ended December 31, 2015	$13.36	0.21	(0.27)	(0.06)	(0.21)	(0.55)	(0.76)	–	$12.54	(0.33%	)	$2,864,321,016	0.57%	1.55%	0.57%	11.58%
Year Ended December 31, 2014	$12.92	0.21	0.46	0.67	(0.23)	–	(0.23)	–	$13.36	5.18%		$3,132,107,636	0.57%	1.62%	0.57%	18.62%
Year Ended December 31, 2013	$11.26	0.20	1.67	1.87	(0.21)	–	(0.21)	–	$12.92	16.63%		$3,266,811,014	0.57%	1.62%	0.57%	9.30%
Year Ended December 31, 2012	$10.33	0.18	0.94	1.12	(0.19)	–	(0.19)	–	$11.26	10.81%		$2,900,799,660	0.57%	1.64%	0.57%	7.97%
Year Ended December 31, 2011	$10.56	0.18	(0.18)	–	(0.23)	–	(0.23)	–	$10.33	(0.04%	)	$2,850,771,347	0.57%	1.68%	0.57%	14.32%

Class P Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.50	0.01	0.37	0.38	–	–	–	–	$12.88	3.04%		$13,908,401	0.42%	0.19%	0.42%	2.95%
Year Ended December 31, 2015	$13.32	0.24	(0.27)	(0.03)	(0.24)	(0.55)	(0.79)	–	$12.50	(0.15%	)	$13,041,242	0.42%	1.83%	0.42%	11.58%
Year Ended December 31, 2014	$12.89	0.28	0.40	0.68	(0.25)	–	(0.25)	–	$13.32	5.31%		$13,422,189	0.42%	2.08%	0.42%	18.62%
Year Ended December 31, 2013	$11.24	0.25	1.63	1.88	(0.23)	–	(0.23)	–	$12.89	16.78%		$9,073,225	0.42%	2.08%	0.42%	9.30%
Period Ended December 31, 2012(f)	$11.05	0.30	0.11	0.41	(0.22)	–	(0.22)	–	$11.24	3.71%		$5,412,295	0.42%	4.00%	0.42%	7.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. From July 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$226,980,004	$226,980,004
Mutual Funds	2,593,250,469	—	—	2,593,250,469
Total	$2,593,250,469	$—	$226,980,004	$2,820,230,473

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/15	$233,382,701	$233,382,701
Purchases	6,142,677	6,142,677
Sales	(12,545,374)	(12,545,374)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$226,980,004	$226,980,004

Amounts designated as “—” are zero or have been rounded to zero.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Termination Feature	daily 3.15% - 3.25% daily daily daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $318,509 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $6,151.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,071,477.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Ziegler Equity Income Fund, Institutional Class	$87,871,444	$54,719,652	$3,464,296	$1,553,093	$34,999	$—	$144,514,424
NVIT International Index Fund, Class Y	484,806,131	858,377	7,069,036	—	2,291,864	—	462,762,745
NVIT Mid Cap Index Fund, Class Y	255,730,468	—	19,732,213	—	10,827,317	—	255,411,298
NVIT S&P 500 Index Fund, Class Y	775,837,448	274,450	93,631,133	—	40,427,416	—	709,535,241
NVIT Small Cap Index Fund, Class Y	113,215,068	204,650	2,009,747	—	1,184,208	—	113,890,481
Nationwide Core Plus Bond Fund, Institutional Class	204,844,565	4,640,706	15,641,330	3,275,853	(104,045)	—	200,505,460
NVIT Bond Index Fund, Class Y	634,400,645	16,216,779	61,899,836	—	3,048,017	—	620,705,562
NVIT Short Term Bond Fund, Class Y	88,661,127	—	4,932,741	—	(111,939)	—	85,925,258
Nationwide Fixed Contract	233,382,701	6,142,677	12,545,374	3,574,396	—	—	226,980,004

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Earnings Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $83,057,291 and sales of $220,925,706 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,354,347,226	$466,275,660	$(392,413)	$465,883,247

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2015 (or the two-year period ended August 31, 2015 with respect to NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund, each of which commenced operations in 2013). The Trustees noted that with respect to the one-year period ended August 31, 2015, NVIT Investor Destinations Conservative Fund ranked in the first quintile,

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Moderately Conservative Fund each ranked in the second quintile, NVIT Investor Destinations Managed Growth & Income Fund ranked in the third quintile, and NVIT Investor Destinations Managed Growth Fund ranked in the fifth quintile of its performance universe. As to NVIT Investor Destinations Managed Growth Fund, the Trustees considered that the Funds had only been in operation for a relatively short period of time. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of NVIT Investor Destinations Managed Growth Fund and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth & Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of NVIT Investor Destinations Managed Growth & Income Fund’s total expense ratio, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked first out of the four funds within its Broadridge expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Conservative Fund, and NVIT Investor Destinations Managed Growth Fund, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees because certain peer funds did not collect advisory fees. For NVIT Investor Destinations Moderately Aggressive Fund and NVIT Investor Destinations Conservative Fund, the Trustees also noted that the actual advisory fee rate for each Fund was ranked within the top three quintiles of such Fund’s Broadridge expense group. As to NVIT Investor Destinations Conservative Fund, the Trustees noted that its actual advisory fee rate was ranked within the fourth quintile of its Broadridge expense group and the Adviser’s statement that the Fund’s actual advisory fee was 5.2 basis points above the 60th percentile of its Broadridge expense group. The Trustees noted the Adviser’s view that the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees due principally to the fact that many of the Funds’ peers, which are also funds-of-funds, do not charge an advisory fee at all. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –            –

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Money Market Fund

SAR-MMKT 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Money Market Fund

Asset Allocation†

Commercial Paper	62.4%
Repurchase Agreements	12.7%
Mutual Funds	9.2%
Certificates of Deposit	5.7%
Corporate Bonds	5.1%
U.S. Treasury Notes	3.7%
Sovereign Bond	0.5%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries††

Banking	21.4%
Finance-Retail	15.2%
Finance-Automotive	9.9%
Sovereign	7.7%
Finance-Securities	4.6%
Pharmaceuticals and Health Care	3.4%
Finance-Commercial	3.1%
Insurance	1.4%
Metals & Mining	0.8%
Electrical Equipment	0.8%
Other Industries*	31.7%
100.0%

Top Holdings††

Federated Prime Cash Obligations Fund, Institutional Shares	4.6%
Federated Institutional Prime Obligations Fund, Institutional Shares	4.6%
BNP Paribas SA, 0.42%, 07/05/16	4.6%
American Honda Finance Corp., 0.54%, 07/26/16	3.5%
U.S. Treasury Notes, 2.50%, 07/15/16	2.8%
Caisse des Depots et Consignations (CDC), 0.47%, 07/19/16	2.3%
Anglesea Funding LLC, 0.67%, 08/01/16	2.3%
Atlantic Asset Securitization LLC, 0.60%, 08/12/16	2.3%
Sheffield Receivables Company LLC, 0.77%, 09/28/16	1.5%
Bank of Nova Scotia, Toronto, 0.80%, 08/05/16	1.4%
Other Holdings*	70.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Money Market Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,000.10	2.78	0.56
	Hypothetical	(a)(b)	1,000.00	1,022.08	2.82	0.56
Class II Shares	Actual	(a)	1,000.00	1,000.00	2.78	0.56
	Hypothetical	(a)(b)	1,000.00	1,022.08	2.82	0.56
Class IV Shares	Actual	(a)	1,000.00	1,000.10	2.78	0.56
	Hypothetical	(a)(b)	1,000.00	1,022.08	2.82	0.56
Class V Shares	Actual	(a)	1,000.00	1,000.20	2.59	0.52
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.61	0.52
Class Y Shares	Actual	(a)	1,000.00	1,000.70	2.14	0.43
	Hypothetical	(a)(b)	1,000.00	1,022.73	2.16	0.43

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Money Market Fund

Certificates of Deposit 5.7%

	Principal Amount	Market Value

Banking 5.7%
Bank of Montreal, 0.80%, 08/11/16 (a)	$12,000,000	$12,000,000
Bank of Nova Scotia, Toronto
0.87%, 07/08/16	15,000,000	15,000,000
0.80%, 08/05/16 (a)	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.01%, 07/15/16 (a)	5,456,000	5,456,242
Canadian Imperial Bank of Commerce
0.84%, 07/07/16	15,000,000	15,000,000
0.85%, 08/24/16	20,000,000	20,000,000
Royal Bank of Canada, Montreal, 0.79%, 09/02/16 (a)	24,500,000	24,500,000
Wells Fargo Bank NA, 0.85%, 07/11/16	5,000,000	5,000,000

		101,956,242

Total Certificates of Deposit (cost $101,956,242)		101,956,242

Commercial Paper 62.4%
Banking 14.0%
Antalis S.A., 0.70%, 09/30/16 (b)	10,000,000	9,982,306
ASB Finance Ltd., 0.93%, 08/26/16 (b)	15,000,000	14,978,533
Bank of Montreal, 0.85%, 09/19/16	10,000,000	9,981,111
Bank of Nova Scotia, Toronto, 0.80%, 08/05/16 (a)(b)	25,000,000	25,000,000
BNP Paribas SA 0.42%, 07/05/16 (b)	81,000,000	80,996,220
0.42%, 07/06/16 (b)	5,000,000	4,999,708
Credit Suisse AG, 0.67%, 08/31/16	1,000,000	998,865
Gotham Funding Corp. 0.40%, 07/08/16 (b)	25,000,000	24,998,055
0.48%, 07/15/16 (b)	3,000,000	2,999,440
0.60%, 08/23/16 (b)	10,000,000	9,991,167
J.P. Morgan Securities LLC, 0.84%, 08/25/16 (a)(b)	10,000,000	10,000,000
LMA-Americas LLC 0.52%, 07/01/16 (b)	5,000,000	5,000,000
0.53%, 08/04/16 (b)	10,000,000	9,994,994
Nationwide Building Society, 0.72%, 09/29/16 (b)	14,000,000	13,974,800
Standard Chartered Bank PLC, 0.70%, 09/01/16 (b)	10,000,000	9,987,945
Toronto Dominion Holdings (USA), Inc., 0.88%, 07/21/16 (b)	15,000,000	14,992,667

		248,875,811

Commercial Paper (continued)

	Principal Amount	Market Value

Chemicals 0.6%
BASF SE, 0.72%, 07/01/16 (b)	$10,000,000	$10,000,000

Electrical Equipment 0.8%
Emerson Electric Co., 0.43%, 07/21/16 (b)	13,729,000	13,725,720

Finance-Automotive 8.4%
American Honda Finance Corp. 0.54%, 07/26/16	61,200,000	61,177,289
0.54%, 08/04/16	6,600,000	6,596,634
BMW US Capital LLC 0.40%, 07/05/16 (b)	18,000,000	17,999,200
0.40%, 07/08/16 (b)	25,000,000	24,998,055
Toyota Credit Canada, Inc. 0.72%, 09/19/16	16,800,000	16,773,120
0.76%, 09/29/16	22,000,000	21,958,600

		149,502,898

Finance-Commercial 3.1%
Atlantic Asset Securitization LLC 0.60%, 08/12/16 (b)	40,000,000	39,972,000
0.60%, 08/16/16 (b)	10,000,000	9,992,333
0.72%, 09/28/16 (b)	2,300,000	2,295,906
0.70%, 09/29/16 (b)	2,650,000	2,645,363

		54,905,602

Finance-Retail 15.1%
Barton Capital S.A. 0.63%, 07/11/16 (b)	15,000,000	14,997,375
0.53%, 07/26/16 (b)	1,280,000	1,279,529
0.62%, 08/03/16 (b)	9,000,000	8,994,885
0.53%, 08/04/16 (b)	2,000,000	1,998,999
0.63%, 08/12/16 (b)	11,000,000	10,991,915
0.63%, 09/01/16 (b)	13,000,000	12,985,895
0.70%, 09/26/16 (b)	1,400,000	1,397,632
CAFCO LLC, 0.61%, 09/12/16 (b)	4,430,000	4,424,520
Chariot Funding LLC, 0.93%, 09/20/16 (b)	5,000,000	4,989,650
CHARTA, LLC, 0.63%, 09/07/16 (b)	24,000,000	23,971,440
CRC Funding, LLC, 0.58%, 08/04/16 (b)	1,825,000	1,823,998
Fairway Finance Co. LLC 0.78%, 07/06/16 (a)(b)	15,000,000	15,000,000
0.81%, 09/12/16 (a)(b)	20,000,000	20,000,000
Jupiter Securitization Co. LLC 0.66%, 07/01/16 (b)	1,000,000	1,000,000
0.68%, 07/13/16 (a)(b)	20,000,000	20,000,000
0.85%, 07/14/16 (b)	10,000,000	9,996,931
Sheffield Receivables Company LLC 0.86%, 07/12/16 (b)	21,000,000	20,994,482

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
0.86%, 07/15/16 (b)	$3,000,000	$2,998,997
0.86%, 07/18/16 (b)	19,700,000	19,691,999
0.86%, 08/02/16 (b)	7,500,000	7,494,267
0.86%, 09/23/16 (b)	11,500,000	11,476,923
0.78%, 09/27/16 (b)	1,000,000	998,093
0.77%, 09/28/16 (b)	25,700,000	25,651,087
0.75%, 09/30/16 (b)	2,150,000	2,145,924
Starbird Funding Corp. 0.77%, 09/07/16 (a)(b)	10,000,000	10,000,000
0.63%, 09/13/16 (b)	12,500,000	12,483,813

		267,788,354

Finance-Securities 4.5%
Anglesea Funding LLC 0.51%, 07/01/16 (b)	8,000,000	8,000,000
0.85%, 07/25/16 (b)	10,000,000	9,994,333
0.67%, 08/01/16 (b)	40,000,000	39,976,922
0.65%, 08/02/16 (b)	8,000,000	7,995,378
0.73%, 08/19/16 (b)	15,000,000	14,985,096

		80,951,729

Municipal 4.8%
Kaiser Foundation Hospital 0.72%, 07/06/16	15,000,000	14,998,500
0.65%, 07/07/16	4,000,000	3,999,567
0.53%, 07/12/16	25,000,000	24,995,951
0.56%, 07/28/16	18,000,000	17,992,440
0.80%, 09/06/16	4,065,000	4,058,948
0.68%, 09/08/16	19,400,000	19,374,715

		85,420,121

Pharmaceuticals and Health Care 3.4%
Novartis Finance Corp. 0.43%, 07/19/16 (b)	23,000,000	22,995,055
0.49%, 08/15/16 (b)	13,500,000	13,491,731
Novartis Securities Investment Ltd. 0.43%, 07/18/16 (b)	5,000,000	4,998,985
0.41%, 07/19/16 (b)	19,000,000	18,996,105

		60,481,876

Sovereign 7.7%
Caisse des Depots et Consignations (CDC) 0.47%, 07/19/16 (b)	40,000,000	39,990,600
0.63%, 09/16/16 (b)	25,000,000	24,966,312
Erste Abwicklungsanstalt 0.63%, 07/11/16 (b)	12,005,000	12,002,916
0.45%, 07/28/16 (b)	2,500,000	2,499,156
0.67%, 07/29/16 (b)	6,000,000	5,996,874
0.66%, 08/05/16 (b)	17,900,000	17,888,514
0.68%, 08/09/16 (b)	15,000,000	14,988,950

Commercial Paper (continued)

	Principal Amount	Market Value

Sovereign (continued)
0.66%, 08/15/16 (b)	$12,000,000	$11,990,100
0.66%, 09/29/16 (b)	6,500,000	6,489,275

		136,812,697

Total Commercial Paper (cost $1,108,464,808)		1,108,464,808

Corporate Bonds 5.1%
Banking 1.5%
Commonwealth Bank of Australia, 1.15%, 09/20/16 (a)(b)	3,169,000	3,171,229
JPMorgan Chase & Co., 3.15%, 07/05/16	1,282,000	1,282,345
Royal Bank of Canada, Montreal, 1.45%, 09/09/16	327,000	327,299
Wells Fargo & Co., 1.25%, 07/20/16	12,065,000	12,067,801
Wells Fargo Bank NA, 0.85%, 08/19/16 (a)	10,000,000	10,000,000

		26,848,674

Finance-Automotive 1.4%
BMW US Capital LLC, 0.75%, 07/06/16 (a)	25,000,000	25,000,000

Insurance 1.4%
Metropolitan Life Global Funding I 0.83%, 07/14/16 (a)(b)	15,500,000	15,500,716
1.16%, 07/15/16 (a)(b)	1,000,000	1,000,166
New York Life Global Funding, 2.45%, 07/14/16 (b)	7,430,000	7,434,721

		23,935,603

Metals & Mining 0.8%
SSAB AB, 0.43%, 07/30/16 (a)	15,000,000	15,000,000

Total Corporate Bonds (cost $90,784,277)		90,784,277

Sovereign Bond 0.5%
CANADA 0.5%
Province of Ontario Canada, 1.00%, 07/22/16	9,000,000	9,001,384

Total Sovereign Bond (cost $9,001,384)		9,001,384

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Money Market Fund (Continued)

Mutual Funds 9.2%

	Shares	Market Value

Asset Management 9.2%
Federated Institutional Prime Obligations Fund, Institutional Shares, 0.42% (c)	81,439,658	$81,439,658
Federated Prime Cash Obligations Fund, Institutional Shares, 0.42% (c)	82,000,000	82,000,000

Total Mutual Funds (cost $163,439,658)		163,439,658

U.S. Treasury Notes 3.7%

	Principal Amount

U.S. Treasury Inflation Protected Note, 2.50%, 07/15/16 (d)	$42,000,000	49,901,648
U.S. Treasury Note, 1.00%, 08/31/16	15,000,000	15,016,942

Total U.S. Treasury Notes (cost $64,918,590)		64,918,590

Repurchase Agreements 12.7%
ING Financial Markets LLC, 0.40%, dated 06/29/16, due 07/06/16, repurchase price $100,007,778, collateralized by U.S. Government Agency Securities, ranging from 1.70% - 5.15%, maturing 06/01/36 - 05/01/46; total market value $103,004,891. (e)	100,000,000	100,000,000
ING Financial Markets LLC, 0.41%, dated 06/30/16, due 07/01/16, repurchase price $125,233,426, collateralized by U.S. Government Agency Securities, ranging from 0.75% - 4.00%, maturing 08/01/26 - 08/01/42; total market value $128,116,366. (e)	125,232,000	125,232,000

Total Repurchase Agreements (cost $225,232,000)		225,232,000

Total Investments (cost $1,763,796,959) (f) — 99.3%		1,763,796,959
Other assets in excess of liabilities — 0.7%		13,125,038

NET ASSETS — 100.0%		$1,776,921,997

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $932,665,900 which represents 52.49% of net assets.

(c)	Represents 7-day effective yield as of June 30, 2016.

(d)	Principal amounts are not adjusted for inflation.

(e)	Please refer to Note 2(b) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

SA	Stock Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Money Market Fund
Assets:
Investments, at value (cost $1,538,564,959)	$1,538,564,959
Repurchase agreements, at value (cost $225,232,000)	225,232,000

Total Investments, at value (total cost $1,763,796,959)	1,763,796,959

Cash	4,576
Interest and dividends receivable	1,353,157
Receivable for capital shares issued	20,728,706
Prepaid expenses	10,903

Total Assets	1,785,894,301

Liabilities:
Payable for capital shares redeemed	8,133,985
Accrued expenses and other payables:
Investment advisory fees	495,031
Fund administration fees	44,881
Distribution fees	45,476
Administrative servicing fees	191,035
Accounting and transfer agent fees	703
Custodian fees	11,860
Compliance program costs (Note 3)	2,000
Professional fees	15,214
Printing fees	32,119

Total Liabilities	8,972,304

Net Assets	$1,776,921,997

Represented by:
Capital	$1,776,870,952
Accumulated undistributed net investment income	43
Accumulated net realized gains from investments	51,002

Net Assets	$1,776,921,997

Net Assets:
Class I Shares	$914,476,183
Class II Shares	267,933,395
Class IV Shares	43,543,461
Class V Shares	550,571,789
Class Y Shares	397,169

Total	$1,776,921,997

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	914,459,585
Class II Shares	267,927,357
Class IV Shares	43,542,724
Class V Shares	550,562,778
Class Y Shares	397,164

Total	1,776,889,608

10

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Money Market Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Money Market Fund
INVESTMENT INCOME:
Interest income	$4,592,004
Dividend income	384,128

Total Income	4,976,132

EXPENSES:
Investment advisory fees	3,321,315
Fund administration fees	262,176
Distribution fees Class II Shares	302,218
Administrative servicing fees Class I Shares	694,501
Administrative servicing fees Class II Shares	181,332
Administrative servicing fees Class IV Shares	32,260
Administrative servicing fees Class V Shares	270,387
Professional fees	47,621
Printing fees	27,323
Trustee fees	29,643
Custodian fees	27,205
Accounting and transfer agent fees	1,974
Compliance program costs (Note 3)	3,849
Other	25,005

Total expenses before earnings credit and fees waived	5,226,809

Earnings credit (Note 4)	(2,328)
Distribution fees voluntarily waived - Class II (Note 3)	(302,218)
Investment advisory fees voluntarily waived (Note 3)	(16,387)
Administrative servicing fees voluntarily waived - Class I (Note 3)	(84,202)
Administrative servicing fees voluntarily waived - Class II (Note 3)	(13,525)
Administrative servicing fees voluntarily waived - Class IV (Note 3)	(3,728)
Administrative servicing fees voluntarily waived - Class V (Note 3)	(15,772)

Net Expenses	4,788,649

NET INVESTMENT INCOME	187,483

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(14)

Net realized/unrealized losses from non-affiliated investments	(14)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$187,469

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Money Market Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$187,483	$–
Net realized gains/(losses) from investments	(14)	59,138
Net increase from payment by affiliate (Note 3)	–	1,469,554

Change in net assets resulting from operations	187,469	1,528,692

Distributions to Shareholders From:
Net investment income:
Class I	(50,671)	–
Class II	–	–
Class IV	(2,411)	–
Class V	(134,141)	–
Class Y	(260)	–

Change in net assets from shareholder distributions	(187,483)	–

Change in net assets from capital transactions	29,393,405	(73,946,241)

Change in net assets	29,393,391	(72,417,549)

Net Assets:
Beginning of period	1,747,528,606	1,819,946,155

End of period	$1,776,921,997	$1,747,528,606

Accumulated undistributed net investment income at end of period	$43	$43

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$213,885,078	$384,350,469
Dividends reinvested	50,671	–
Cost of shares redeemed	(239,372,737)	(453,874,130)

Total Class I Shares	(25,436,988)	(69,523,661)

Class II Shares
Proceeds from shares issued	530,820,147	1,180,694,113
Dividends reinvested	–	–
Cost of shares redeemed	(493,055,862)	(1,175,359,230)

Total Class II Shares	37,764,285	5,334,883

Class IV Shares
Proceeds from shares issued	7,872,923	15,324,219
Dividends reinvested	2,411	–
Cost of shares redeemed	(7,038,618)	(20,148,554)

Total Class IV Shares	836,716	(4,824,335)

Class V Shares
Proceeds from shares issued	197,697,528	573,441,307
Dividends reinvested	134,076	–
Cost of shares redeemed	(181,638,030)	(547,522,711)

Total Class V Shares	16,193,574	25,918,596

13

Statements of Changes in Net Assets (Continued)

	NVIT Money Market Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$61,835	$172,657
Dividends reinvested	260	–
Cost of shares redeemed	(26,277)	(31,024,381)

Total Class Y Shares	35,818	(30,851,724)

Change in net assets from capital transactions	$29,393,405	$(73,946,241)

SHARE TRANSACTIONS:
Class I Shares
Issued	213,885,078	384,350,469
Reinvested	50,671	–
Redeemed	(239,372,737)	(453,859,306)

Total Class I Shares	(25,436,988)	(69,508,837)

Class II Shares
Issued	530,820,147	1,180,694,113
Reinvested	–	–
Redeemed	(493,055,862)	(1,175,356,499)

Total Class II Shares	37,764,285	5,337,614

Class IV Shares
Issued	7,872,923	15,324,219
Reinvested	2,411	–
Redeemed	(7,038,618)	(20,147,801)

Total Class IV Shares	836,716	(4,823,582)

Class V Shares
Issued	197,697,528	573,441,307
Reinvested	134,076	–
Redeemed	(181,638,030)	(547,514,320)

Total Class V Shares	16,193,574	25,926,987

Class Y Shares
Issued	61,835	172,657
Reinvested	260	–
Redeemed	(26,277)	(31,051,080)

Total Class Y Shares	35,818	(30,878,423)

Total change in shares	29,393,405	(73,946,241)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Money Market Fund

		Operations				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	$1.00	0.01%	$914,476,183	0.56%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	$1.00	–	$939,913,177	0.26%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	$1.00	–	$1,008,594,772	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	$1.00	–	$970,304,468	0.21%	–	0.58%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	$1.00	–	$1,082,651,394	0.30%	–	0.58%
Year Ended December 31, 2011	$1.00	–	–	–		–	–	$1.00	–	$1,126,659,840	0.26%	–	0.57%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	$1.00	–	$267,933,395	0.56%	–	0.83%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	$1.00	–	$230,169,112	0.26%	–	0.83%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	$1.00	–	$224,678,172	0.18%	–	0.83%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	$1.00	–	$160,094,056	0.21%	–	0.83%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	$1.00	–	$217,965,994	0.30%	–	0.83%
Year Ended December 31, 2011	$1.00	–	–	–		–	–	$1.00	–	$253,713,076	0.26%	–	0.82%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	$1.00	0.01%	$43,543,461	0.56%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	$1.00	–	$42,706,746	0.25%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	$1.00	–	$47,487,535	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	$1.00	–	$54,563,286	0.21%	–	0.58%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	$1.00	–	$60,355,890	0.30%	–	0.58%
Year Ended December 31, 2011	$1.00	–	–	–		–	–	$1.00	–	$67,251,820	0.26%	–	0.57%

Class V Shares
Six Months Ended June 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	$1.00	0.02%	$550,571,789	0.52%	0.05%	0.53%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	$1.00	–	$534,378,220	0.26%	–	0.53%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	$1.00	–	$507,973,173	0.18%	–	0.53%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	$1.00	–	$546,045,214	0.21%	–	0.53%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	$1.00	–	$496,009,056	0.30%	–	0.53%
Year Ended December 31, 2011	$1.00	–	–	–		–	–	$1.00	–	$470,690,748	0.26%	–	0.52%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	$1.00	0.07%	$397,169	0.43%	0.14%	0.43%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	$1.00	–	$361,351	0.21%	–	0.43%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	$1.00	–	$31,212,503	0.18%	–	0.43%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	$1.00	–	$31,161,112	0.23%	–	0.43%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	$1.00	–	$302,321,859	0.30%	–	0.43%
Year Ended December 31, 2011	$1.00	–	–	–		–	–	$1.00	–	$375,182,576	0.26%	–	0.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Includes payment by affiliate which is less than $0.005 per share (Note 3).

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Money Market Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the Loring Ward NVIT Capital Appreciation and Moderate Funds.

The Fund currently offers Class I, Class II, Class IV, Class V and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Securities held by the Fund are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Certificates of Deposit	$—	$101,956,242	$—	$101,956,242
Commercial Paper	—	1,108,464,808	—	1,108,464,808
Corporate Bonds	—	90,784,277	—	90,784,277
Mutual Funds	163,439,658	–	—	163,439,658
Repurchase Agreements	—	225,232,000	—	225,232,000
Sovereign Bond	—	9,001,384	—	9,001,384
U.S. Treasury Notes	—	64,918,590	—	64,918,590
Total	$163,439,658	$1,600,357,301	$—	$1,763,796,959

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with another series of the Nationwide Mutual Funds (“NMF”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

ING Financial Markets LLC, 0.40% dated 06/29/16, due 07/06/16, repurchase price $115,008,944, collateralized by U.S. Government Agency Securities, ranging 1.70%-5.15%, maturing 06/01/36-05/01/46; total market value $118,455,625.

ING Financial Markets LLC, 0.41% dated 06/30/16, due 07/01/16, repurchase price $186,822,128, collateralized by U.S. Government Agency Securities, ranging 0.75%-4.00%, maturing 08/01/26-08/01/42; total market value $191,122,872.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ING Financial Markets LLC	$100,000,000	$—	$100,000,000	$(100,000,000)	$—
ING Financial Markets LLC	125,232,000	—	125,232,000	(125,232,000)	—
Total	$225,232,000	$—	$225,232,000	$(225,232,000)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion and more	0.34%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.38%, and after voluntary fee waivers was 0.38%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $262,176 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,849.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculate at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees before voluntary fee waivers as described below was 0.15%, 0.15%, 0.15%, and 0.10% for Class I, Class II, Class IV, and Class V shares, respectively, and after voluntary fee waivers was 0.13%, 0.13%, 0.13%, and 0.09%, respectively, for a total amount of $1,061,253.

During the six months ended June 30, 2016, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $16,387. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $302,218. Also, during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II, Class IV, and Class V shares of the Fund in an amount equal to $117,227. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represent that any of these voluntary waivers will be continued or repeated.

On June 25, 2015, NFA, the investment adviser to the Fund, made a contribution of $1,469,554 to the Fund primarily to offset capital losses incurred by the Fund due to the sale of securities. The contribution had no impact to the total return of the Fund.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.  New Accounting Pronouncements and Other Matters

In July 2014, the SEC adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. The Fund is required to comply with these amendments, and the compliance dates for the various amendments range from July 14, 2015 to October 14, 2016. As a result of the amendments, the Fund may be required to take certain steps with respect to its structure and/or operations. On September 9, 2015, the Board of Trustees approved a proposal to convert the Fund into a government money market fund, effective October 14, 2016. Upon conversion, the Fund will operate as a “government money market fund,” as such term is defined in Rule 2a-7(a)(16) of the 1940 Act.

7.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,763,796,959	$—	$ (—)	$—

Amounts designated as “—” are zero or have been rounded to zero.

8.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

25

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

26

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

27

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

33

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

34

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

35

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Nationwide Fund

SAR-NAT 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Nationwide Fund

Asset Allocation†

Common Stocks	98.8%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	5.4%
Banks	5.2%
Software	5.1%
Pharmaceuticals	4.7%
Aerospace & Defense	4.5%
Specialty Retail	4.4%
Semiconductors & Semiconductor Equipment	4.4%
Media	4.2%
Technology Hardware, Storage & Peripherals	3.9%
Diversified Telecommunication Services	3.7%
Other Industries	54.5%
100.0%

Top Holdings††

Apple, Inc.	3.9%
AT&T, Inc.	3.7%
Wells Fargo & Co.	3.1%
Microsoft Corp.	2.7%
Johnson & Johnson	2.6%
Coca-Cola Co. (The)	2.5%
General Dynamics Corp.	2.3%
Comcast Corp., Class A	2.1%
Altria Group, Inc.	2.1%
Lowe’s Cos., Inc.	2.0%
Other Holdings	73.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,024.70	3.98	0.79
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.97	0.79
Class II Shares	Actual	(a)	1,000.00	1,023.40	5.23	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.69	5.22	1.04
Class IV Shares	Actual	(a)	1,000.00	1,024.70	3.98	0.79
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.97	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Nationwide Fund

Common Stocks 98.8%

	Shares	Market Value

Aerospace & Defense 4.4%
B/E Aerospace, Inc.	85,128	$3,930,785
General Dynamics Corp.	115,081	16,023,879
Raytheon Co.	78,118	10,620,142

		30,574,806

Air Freight & Logistics 0.9%
FedEx Corp.	39,441	5,986,355

Auto Components 0.3%
Visteon Corp.	30,801	2,027,014

Banks 5.2%
JPMorgan Chase & Co.	133,969	8,324,833
M&T Bank Corp.	55,469	6,558,100
Wells Fargo & Co.	447,048	21,158,782

		36,041,715

Beverages 3.2%
Coca-Cola Co. (The)	383,921	17,403,139
Molson Coors Brewing Co., Class B	46,231	4,675,341

		22,078,480

Biotechnology 3.0%
Amgen, Inc.	14,518	2,208,914
Biogen, Inc.*	8,919	2,156,792
Celgene Corp.*	29,898	2,948,840
Gilead Sciences, Inc.	110,943	9,254,865
Medivation, Inc.*	71,074	4,285,762

		20,855,173

Capital Markets 1.5%
Ameriprise Financial, Inc.	32,770	2,944,384
Goldman Sachs Group, Inc. (The)	37,202	5,527,473
Lazard Ltd., Class A	68,451	2,038,471

		10,510,328

Chemicals 1.2%
PPG Industries, Inc.	80,812	8,416,570

Commercial Services & Supplies 0.7%
Republic Services, Inc.	99,092	5,084,411

Communications Equipment 1.8%
Cisco Systems, Inc.	444,042	12,739,565

Consumer Finance 0.9%
Discover Financial Services	121,662	6,519,867

Containers & Packaging 0.8%
Graphic Packaging Holding Co.	438,568	5,499,643

Distributors 0.5%
LKQ Corp.*	110,255	3,495,084

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services 0.4%
Graham Holdings Co., Class B	5,050	$2,472,177

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B*	39,411	5,706,319
MSCI, Inc.	37,501	2,892,077
Voya Financial, Inc.	68,626	1,699,180

		10,297,576

Diversified Telecommunication Services 3.6%
AT&T, Inc.	586,139	25,327,066

Electric Utilities 1.1%
American Electric Power Co., Inc.	105,873	7,420,639

Electrical Equipment 1.0%
Eaton Corp. PLC	84,355	5,038,524
Hubbell, Inc.	19,783	2,086,513

		7,125,037

Energy Equipment & Services 0.9%
Schlumberger Ltd.	76,912	6,082,201

Food & Staples Retailing 0.4%
Costco Wholesale Corp.	16,293	2,558,653

Food Products 1.3%
ConAgra Foods, Inc.	94,591	4,522,396
Mondelez International, Inc., Class A	105,683	4,809,633

		9,332,029

Gas Utilities 0.4%
Atmos Energy Corp.	33,448	2,719,991

Health Care Equipment & Supplies 2.7%
Abbott Laboratories	145,014	5,700,500
Baxter International, Inc.	205,898	9,310,708
Dentsply Sirona, Inc.	58,072	3,602,787

		18,613,995

Health Care Providers & Services 2.7%
Brookdale Senior Living, Inc.*	218,087	3,367,263
McKesson Corp.	25,845	4,823,969
UnitedHealth Group, Inc.	74,379	10,502,315

		18,693,547

Hotels, Restaurants & Leisure 0.7%
Aramark	138,548	4,630,274

Household Durables 0.4%
NVR, Inc.*	1,660	2,955,364

Household Products 1.4%
Procter & Gamble Co. (The)	115,515	9,780,655

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 1.0%
General Electric Co.	212,070	$6,675,964

Information Technology Services 1.9%
Amdocs Ltd.	36,055	2,081,095
Broadridge Financial Solutions, Inc.	77,176	5,031,875
Fidelity National Information Services, Inc.	47,746	3,517,925
First Data Corp., Class A*	231,643	2,564,288

		13,195,183

Insurance 3.5%
Allstate Corp. (The)	87,102	6,092,785
Axis Capital Holdings Ltd.	42,327	2,327,985
Chubb Ltd.	82,785	10,820,827
Lincoln National Corp.	130,187	5,047,350

		24,288,947

Internet & Catalog Retail 1.8%
Amazon.com, Inc.*	14,667	10,495,999
Priceline Group, Inc. (The)*	1,845	2,303,316

		12,799,315

Internet Software & Services 2.3%
Alphabet, Inc., Class A*	10,913	7,677,623
Alphabet, Inc., Class C*	6,885	4,765,108
Facebook, Inc., Class A*	33,782	3,860,607

		16,303,338

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	49,137	7,260,483

Machinery 1.1%
Ingersoll-Rand PLC	61,492	3,915,811
Toro Co. (The)	42,282	3,729,272

		7,645,083

Media 4.2%
Cinemark Holdings, Inc.	63,890	2,329,429
Comcast Corp., Class A	220,565	14,378,632
DISH Network Corp., Class A*	140,054	7,338,830
Liberty SiriusXM Group, Series C*	72,086	2,225,295
Live Nation Entertainment, Inc.*	122,390	2,876,165

		29,148,351

Metals & Mining 0.7%
Newmont Mining Corp.	123,292	4,823,183

Multi-Utilities 0.5%
DTE Energy Co.	38,234	3,789,754

Oil, Gas & Consumable Fuels 5.3%
Anadarko Petroleum Corp.	46,106	2,455,144
Chevron Corp.	119,264	12,502,445

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	50,867	$4,768,273
HollyFrontier Corp.	83,722	1,990,072
Marathon Petroleum Corp.	142,606	5,413,324
Occidental Petroleum Corp.	55,973	4,229,320
QEP Resources, Inc.	129,160	2,277,091
Valero Energy Corp.	63,037	3,214,887

		36,850,556

Pharmaceuticals 4.7%
Eli Lilly & Co.	123,606	9,733,973
Johnson & Johnson	148,340	17,993,642
Merck & Co., Inc.	83,328	4,800,526

		32,528,141

Real Estate Investment Trusts (REITs) 2.7%
Boston Properties, Inc.	37,028	4,883,993
Equity Residential	35,881	2,471,483
Forest City Realty Trust, Inc., Class A	134,011	2,989,785
Prologis, Inc.	168,287	8,252,795

		18,598,056

Road & Rail 2.4%
CSX Corp.	321,228	8,377,626
Union Pacific Corp.	95,837	8,361,779

		16,739,405

Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	333,333	7,989,992
Broadcom Ltd.	70,994	11,032,467
First Solar, Inc.*	56,012	2,715,462
Maxim Integrated Products, Inc.	229,165	8,178,899

		29,916,820

Software 5.1%
Adobe Systems, Inc.*	89,615	8,584,221
Microsoft Corp.	367,195	18,789,368
Oracle Corp.	114,657	4,692,911
Symantec Corp.	158,086	3,247,086

		35,313,586

Specialty Retail 4.4%
Home Depot, Inc. (The)	108,764	13,888,075
Lowe’s Cos., Inc.	176,129	13,944,133
Murphy USA, Inc.*	36,030	2,671,985

		30,504,193

Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	279,140	26,685,784

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 1.3%
NIKE, Inc., Class B	124,648	$6,880,569
PVH Corp.	22,156	2,087,760

		8,968,329

Tobacco 2.7%
Altria Group, Inc.	205,878	14,197,347
Philip Morris International, Inc.	46,301	4,709,738

		18,907,085

Trading Companies & Distributors 0.8%
HD Supply Holdings, Inc.*	96,445	3,358,215
MSC Industrial Direct Co., Inc., Class A	34,340	2,423,030

		5,781,245

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	90,841	2,694,344

Total Investments (cost $610,064,865) (a) — 98.8%		687,255,360
Other assets in excess of liabilities — 1.2%		8,678,195

NET ASSETS — 100.0%		$695,933,555

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
82	S&P 500 E-Mini	09/16/16	$8,569,820	$92,392

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Nationwide Fund
Assets:
Investments, at value (cost $610,064,865)	$687,255,360
Cash	8,107,726
Dividends receivable	906,951
Security lending income receivable	266
Receivable for capital shares issued	7,369
Reclaims receivable	11,424
Receivable for variation margin on futures contracts	440,340
Prepaid expenses	4,348

Total Assets	696,733,784

Liabilities:
Payable for capital shares redeemed	294,953
Accrued expenses and other payables:
Investment advisory fees	331,932
Fund administration fees	19,961
Distribution fees	22,996
Administrative servicing fees	91,364
Accounting and transfer agent fees	189
Custodian fees	4,798
Compliance program costs (Note 3)	748
Professional fees	14,849
Printing fees	18,439

Total Liabilities	800,229

Net Assets	$695,933,555

Represented by:
Capital	$781,655,194
Accumulated undistributed net investment income	6,256,471
Accumulated net realized losses from investments and futures transactions	(169,260,997)
Net unrealized appreciation/(depreciation) from investments	77,190,495
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	92,392

Net Assets	$695,933,555

Net Assets:
Class I Shares	$479,707,274
Class II Shares	111,720,753
Class IV Shares	104,505,528

Total	$695,933,555

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	32,139,137
Class II Shares	7,522,089
Class IV Shares	7,004,322

Total	46,665,548

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.93
Class II Shares	$14.85
Class IV Shares	$14.92

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$8,684,991
Income from securities lending (Note 2)	12,028
Interest income	8,162
Foreign tax withholding	(8,568)

Total Income	8,696,613

EXPENSES:
Investment advisory fees	1,993,989
Fund administration fees	117,296
Distribution fees Class II Shares	139,365
Administrative servicing fees Class I Shares	352,127
Administrative servicing fees Class II Shares	83,620
Administrative servicing fees Class IV Shares	76,324
Professional fees	24,703
Printing fees	21,018
Trustee fees	11,188
Custodian fees	13,198
Accounting and transfer agent fees	628
Compliance program costs (Note 3)	1,511
Other	12,311

Total Expenses	2,847,278

NET INVESTMENT INCOME	5,849,335

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,516,785
Net realized losses from futures transactions (Note 2)	(45,751)

Net realized gains from investments and futures transactions	4,471,034

Net change in unrealized appreciation/(depreciation) from investments	5,371,340
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	37,448

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	5,408,788

Net realized/unrealized gains from investments and futures transactions	9,879,822

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,729,157

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$5,849,335	$8,874,590
Net realized gains from investments and futures transactions	4,471,034	44,598,886
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	5,408,788	(45,943,024)

Change in net assets resulting from operations	15,729,157	7,530,452

Distributions to Shareholders From:
Net investment income:
Class I	–	(6,247,483)
Class II	–	(1,209,292)
Class IV	–	(1,361,587)

Change in net assets from shareholder distributions	–	(8,818,362)

Change in net assets from capital transactions	(43,013,397)	(56,897,286)

Change in net assets	(27,284,240)	(58,185,196)

Net Assets:
Beginning of period	723,217,795	781,402,991

End of period	$695,933,555	$723,217,795

Accumulated undistributed net investment income at end of period	$6,256,471	$407,136

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,880,384	$23,650,486
Dividends reinvested	–	6,247,483
Cost of shares redeemed	(29,964,015)	(58,557,122)

Total Class I Shares	(26,083,631)	(28,659,153)

Class II Shares
Proceeds from shares issued	886,677	8,445,578
Dividends reinvested	–	1,209,292
Cost of shares redeemed	(12,352,823)	(30,389,368)

Total Class II Shares	(11,466,146)	(20,734,498)

Class IV Shares
Proceeds from shares issued	1,834,497	1,267,530
Dividends reinvested	–	1,361,587
Cost of shares redeemed	(7,298,117)	(10,132,752)

Total Class IV Shares	(5,463,620)	(7,503,635)

Change in net assets from capital transactions	$(43,013,397)	$(56,897,286)

SHARE TRANSACTIONS:
Class I Shares
Issued	281,743	1,582,168
Reinvested	–	432,597
Redeemed	(2,104,587)	(3,932,357)

Total Class I Shares	(1,822,844)	(1,917,592)

12

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	65,110	574,694
Reinvested	–	84,065
Redeemed	(871,654)	(2,042,371)

Total Class II Shares	(806,544)	(1,383,612)

Class IV Shares
Issued	125,294	84,891
Reinvested	–	94,283
Redeemed	(511,818)	(681,971)

Total Class IV Shares	(386,524)	(502,797)

Total change in shares	(3,015,912)	(3,804,001)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$14.57	0.12	0.24	0.36	–	–	–	$14.93	2.47%	$479,707,274	0.79%	1.75%	0.79%	27.70%
Year Ended December 31, 2015	$14.62	0.18	(0.04)	0.14	(0.19)	(0.19)	–	$14.57	0.94%	$494,724,121	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.19	0.16	1.43	1.59	(0.16)	(0.16)	–	$14.62	12.15%	$524,589,219	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.01	3.16	(0.16)	(0.16)	–	$13.19	31.10%	$497,167,860	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	$10.19	14.21%	$426,223,301	0.79%	1.44%	0.80%	23.86%
Year Ended December 31, 2011	$9.11	0.11	(0.06)	0.05	(0.11)	(0.11)	–	$9.05	0.53%	$436,029,821	0.78%	1.21%	0.79%	19.65%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$14.51	0.11	0.23	0.34	–	–	–	$14.85	2.34%	$111,720,753	1.04%	1.51%	1.04%	27.70%
Year Ended December 31, 2015	$14.56	0.14	(0.04)	0.10	(0.15)	(0.15)	–	$14.51	0.66%	$120,873,283	1.04%	0.95%	1.04%	67.90%
Year Ended December 31, 2014	$13.14	0.12	1.43	1.55	(0.13)	(0.13)	–	$14.56	11.82%	$141,445,539	1.04%	0.88%	1.04%	47.32%
Year Ended December 31, 2013	$10.15	0.12	3.00	3.12	(0.13)	(0.13)	–	$13.14	30.79%	$159,365,672	1.04%	1.02%	1.04%	108.73%
Year Ended December 31, 2012	$9.02	0.12	1.13	1.25	(0.12)	(0.12)	–	$10.15	13.85%	$149,466,339	1.04%	1.19%	1.05%	23.86%
Year Ended December 31, 2011	$9.07	0.09	(0.06)	0.03	(0.08)	(0.08)	–	$9.02	0.38%	$168,088,528	1.04%	0.95%	1.05%	19.65%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$14.56	0.12	0.24	0.36	–	–	–	$14.92	2.47%	$104,505,528	0.79%	1.75%	0.79%	27.70%
Year Ended December 31, 2015	$14.62	0.18	(0.05)	0.13	(0.19)	(0.19)	–	$14.56	0.87%	$107,620,391	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.18	0.16	1.44	1.60	(0.16)	(0.16)	–	$14.62	12.23%	$115,368,233	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.00	3.15	(0.16)	(0.16)	–	$13.18	31.00%	$111,104,753	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	$10.19	14.22%	$92,940,203	0.79%	1.45%	0.80%	23.86%
Year Ended December 31, 2011	$9.10	0.11	(0.05)	0.06	(0.11)	(0.11)	–	$9.05	0.63%	$89,436,799	0.79%	1.21%	0.80%	19.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$92,392
Total		$92,392

(a)	Includes cumulative appreciation/ (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(45,751)
Total	$(45,751)

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$37,448
Total	$37,448

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the Fund did not hold any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected HighMark Capital Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $117,296 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,511.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $512,071.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $190,804,351 and sales of $233,330,597 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $91,734 of brokerage commissions.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$610,773,868	$98,507,130	$(22,025,638)	$76,481,492

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

25

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

26

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

28

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

34

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

35

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

36

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

38

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

39

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

40

Semiannual Report

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

SAR-MCV 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	American Century NVIT Multi Cap Value Fund

Asset Allocation†

Common Stocks	98.0%
Repurchase Agreements	1.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	15.9%
Banks	12.5%
Pharmaceuticals	9.1%
Health Care Equipment & Supplies	4.8%
Capital Markets	3.9%
Industrial Conglomerates	3.8%
Insurance	3.6%
Semiconductors & Semiconductor Equipment	3.6%
Energy Equipment & Services	3.2%
Household Products	2.8%
Other Industries*	36.8%
100.0%

Top Holdings††

General Electric Co.	3.4%
Pfizer, Inc.	2.8%
Procter & Gamble Co. (The)	2.8%
JPMorgan Chase & Co.	2.7%
Chevron Corp.	2.5%
Johnson & Johnson	2.4%
Exxon Mobil Corp.	2.4%
Wells Fargo & Co.	2.2%
Merck & Co., Inc.	2.1%
TOTAL SA	2.0%
Other Holdings*	74.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,079.80	4.65	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.39	4.52	0.90
Class II Shares	Actual	(a)	1,000.00	1,078.90	5.53	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.54	5.37	1.07

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 0.9%
Textron, Inc.	44,653	$1,632,514
United Technologies Corp.	18,150	1,861,282

		3,493,796

Automobiles 1.2%
General Motors Co.	118,533	3,354,484
Honda Motor Co., Ltd.	59,400	1,490,065

		4,844,549

Banks 12.5%
Bank of America Corp.	496,310	6,586,034
BB&T Corp.	91,280	3,250,481
BOK Financial Corp. (a)	16,460	1,032,042
Comerica, Inc.	39,333	1,617,766
Commerce Bancshares, Inc.	41,901	2,007,058
Cullen/Frost Bankers, Inc.	15,950	1,016,493
JPMorgan Chase & Co.	166,996	10,377,131
M&T Bank Corp.	16,607	1,963,446
PNC Financial Services Group, Inc. (The)	55,836	4,544,492
U.S. Bancorp	162,018	6,534,186
UMB Financial Corp.	27,560	1,466,468
Wells Fargo & Co.	177,077	8,381,054

		48,776,651

Beverages 0.2%
PepsiCo, Inc.	7,300	773,362

Capital Markets 3.9%
Charles Schwab Corp. (The)	37,820	957,224
Franklin Resources, Inc.	69,350	2,314,209
Goldman Sachs Group, Inc. (The)	21,132	3,139,793
Northern Trust Corp.	72,102	4,777,478
State Street Corp.	73,343	3,954,655

		15,143,359

Commercial Services & Supplies 1.7%
Republic Services, Inc.	56,598	2,904,043
Tyco International PLC	83,695	3,565,407

		6,469,450

Communications Equipment 1.9%
Cisco Systems, Inc.	264,025	7,574,877

Containers & Packaging 0.3%
Sonoco Products Co.	25,557	1,269,161

Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class A*	24	5,207,400
Berkshire Hathaway, Inc., Class B*	16,370	2,370,212

		7,577,612

Diversified Telecommunication Services 2.2%
AT&T, Inc.	155,046	6,699,538
CenturyLink, Inc.	70,889	2,056,490

		8,756,028

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 1.6%
Edison International	48,839	$3,793,325
PG&E Corp.	41,609	2,659,647

		6,452,972

Electrical Equipment 1.3%
Eaton Corp. PLC	9,077	542,169
Emerson Electric Co.	74,000	3,859,840
Hubbell, Inc.	7,560	797,353

		5,199,362

Electronic Equipment, Instruments & Components 1.6%
Keysight Technologies, Inc.*	102,232	2,973,929
TE Connectivity Ltd.	60,731	3,468,347

		6,442,276

Energy Equipment & Services 3.2%
FMC Technologies, Inc.*	103,690	2,765,412
Halliburton Co.	72,475	3,282,393
Helmerich & Payne, Inc. (a)	24,451	1,641,396
Schlumberger Ltd.	61,770	4,884,771

		12,573,972

Food & Staples Retailing 1.9%
Sysco Corp.	50,506	2,562,674
Wal-Mart Stores, Inc.	66,643	4,866,272

		7,428,946

Food Products 2.6%
ConAgra Foods, Inc.	47,645	2,277,907
Flowers Foods, Inc.	80,069	1,501,294
Kellogg Co.	23,370	1,908,160
Mondelez International, Inc., Class A	100,766	4,585,861

		10,273,222

Health Care Equipment & Supplies 4.8%
Abbott Laboratories	83,060	3,265,089
Boston Scientific Corp.*	58,724	1,372,380
Medtronic PLC	63,676	5,525,166
St. Jude Medical, Inc.	14,720	1,148,160
STERIS PLC	23,247	1,598,231
Zimmer Biomet Holdings, Inc.	47,344	5,699,271

		18,608,297

Health Care Providers & Services 1.6%
Cigna Corp.	12,150	1,555,079
Express Scripts Holding Co.*	26,734	2,026,437
LifePoint Health, Inc.*	41,713	2,726,779

		6,308,295

Hotels, Restaurants & Leisure 0.4%
Carnival Corp.	34,115	1,507,883

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Products 2.8%
Procter & Gamble Co. (The)	127,517	$10,796,864

Industrial Conglomerates 3.8%
General Electric Co.	419,484	13,205,356
Koninklijke Philips NV	61,368	1,524,153

		14,729,509

Insurance 3.6%
Aflac, Inc.	28,056	2,024,521
Chubb Ltd.	30,342	3,966,003
MetLife, Inc.	89,425	3,561,798
Reinsurance Group of America, Inc.	28,910	2,803,981
Unum Group	56,960	1,810,758

		14,167,061

Leisure Products 0.6%
Mattel, Inc.	32,769	1,025,342
Polaris Industries, Inc.	15,830	1,294,261

		2,319,603

Machinery 0.2%
Oshkosh Corp.	19,660	937,979

Media 0.3%
Discovery Communications, Inc., Class A*	42,342	1,068,289

Metals & Mining 0.4%
BHP Billiton Ltd.	99,000	1,379,687

Multiline Retail 0.7%
Target Corp.	37,399	2,611,198

Multi-Utilities 0.5%
Ameren Corp.	34,970	1,873,693

Oil, Gas & Consumable Fuels 15.8%
Anadarko Petroleum Corp.	84,440	4,496,430
Apache Corp.	29,188	1,624,896
Chevron Corp.	92,051	9,649,706
Cimarex Energy Co.	22,988	2,742,928
ConocoPhillips	66,820	2,913,352
Devon Energy Corp.	107,479	3,896,114
EOG Resources, Inc.	37,376	3,117,906
EQT Corp.	47,418	3,671,576
Exxon Mobil Corp.	101,107	9,477,770
Imperial Oil Ltd.	57,191	1,809,643
Noble Energy, Inc.	123,382	4,425,712
Occidental Petroleum Corp.	81,564	6,162,976
TOTAL SA (a)	161,575	7,748,495

		61,737,504

Pharmaceuticals 9.0%
AbbVie, Inc.	27,550	1,705,621
Allergan PLC*	12,770	2,951,019

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Johnson & Johnson	78,451	$9,516,106
Merck & Co., Inc.	143,955	8,293,248
Pfizer, Inc.	313,440	11,036,222
Teva Pharmaceutical Industries Ltd., ADR-IL	35,900	1,803,257

		35,305,473

Real Estate Investment Trusts (REITs) 1.3%
Annaly Capital Management, Inc.	114,641	1,269,076
Corrections Corp. of America	68,452	2,397,189
Weyerhaeuser Co.	52,780	1,571,261

		5,237,526

Road & Rail 2.1%
CSX Corp.	68,083	1,775,605
Heartland Express, Inc. (a)	185,742	3,230,053
Norfolk Southern Corp.	18,880	1,607,254
Werner Enterprises, Inc.	71,280	1,637,302

		8,250,214

Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	96,727	2,318,546
Intel Corp.	225,200	7,386,560
QUALCOMM, Inc.	55,480	2,972,064
Teradyne, Inc.	70,013	1,378,556

		14,055,726

Software 2.4%
Microsoft Corp.	84,880	4,343,310
Oracle Corp.	122,267	5,004,388

		9,347,698

Specialty Retail 2.2%
Advance Auto Parts, Inc.	22,925	3,705,368
CST Brands, Inc.	86,042	3,706,689
Lowe’s Cos., Inc.	14,386	1,138,940

		8,550,997

Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	17,042	1,629,215
EMC Corp.	191,973	5,215,907
Hewlett Packard Enterprise Co.	60,901	1,112,661
HP, Inc.	60,901	764,308

		8,722,091

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	45,914	1,870,536
Ralph Lauren Corp.	16,240	1,455,429

		3,325,965

Total Common Stocks (cost $342,558,454)		383,891,147

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

Repurchase Agreements 1.4%

	Principal Amount	Market Value

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (b) (c)	$1,000,000	$1,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $1,000,011, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $1,020,000. (b) (c)	1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,791,457, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $1,827,264. (b) (c)	1,791,435	1,791,435
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $1,000,017, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $1,020,017. (b) (c)	1,000,000	1,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $700,008, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $714,000. (b) (c)	700,000	700,000

Total Repurchase Agreements (cost $5,491,435)		5,491,435

Total Investments (cost $348,049,889) (d) — 99.4%		389,382,582
Other assets in excess of liabilities — 0.6%		2,163,503

NET ASSETS — 100.0%		$391,546,085

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $5,442,024.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $5,491,435.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

At June 30, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Credit Suisse International	09/30/16	(1,302,345)	$(953,623)	$(968,185)	$(14,562)
Australian Dollar	Credit Suisse International	09/30/16	(40,095)	(29,566)	(29,807)	(241)
Canadian Dollar	Morgan Stanley Co., Inc.	09/30/16	(1,695,570)	(1,296,426)	(1,312,619)	(16,193)
Euro	UBS AG	09/30/16	(6,020,594)	(6,653,810)	(6,703,287)	(49,477)
Euro	UBS AG	09/30/16	(281,247)	(312,358)	(313,139)	(781)
Japanese Yen	Credit Suisse International	09/30/16	(112,956,525)	(1,107,960)	(1,097,283)	10,677

Total Short Contracts				$(10,353,743)	$(10,424,320)	$(70,577)

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund
Assets:
Investments, at value* (cost $342,558,454)	$383,891,147
Repurchase agreements, at value (cost $5,491,435)	5,491,435

Total Investments, at value (total cost $348,049,889)	389,382,582

Cash	6,728,982
Foreign currencies, at value (cost $15,405)	15,405
Dividends receivable	682,972
Security lending income receivable	9,280
Receivable for investments sold	2,138,308
Receivable for capital shares issued	57,010
Reclaims receivable	11,835
Unrealized appreciation on forward foreign currency contracts (Note 2)	10,677
Prepaid expenses	2,356

Total Assets	399,039,407

Liabilities:
Payable for investments purchased	1,538,220
Payable for capital shares redeemed	44,062
Unrealized depreciation on forward foreign currency contracts (Note 2)	81,254
Payable upon return of securities loaned (Note 2)	5,491,435
Accrued expenses and other payables:
Investment advisory fees	181,934
Fund administration fees	13,305
Distribution fees	22,475
Administrative servicing fees	80,064
Accounting and transfer agent fees	210
Custodian fees	2,319
Compliance program costs (Note 3)	409
Professional fees	16,611
Printing fees	20,289
Other	735

Total Liabilities	7,493,322

Net Assets	$391,546,085

Represented by:
Capital	$306,141,842
Accumulated undistributed net investment income	7,518,318
Accumulated net realized gains from investments, forward and foreign currency transactions	36,623,944
Net unrealized appreciation/(depreciation) from investments	41,332,693
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(70,577)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(135)

Net Assets	$391,546,085

*	Includes value of securities on loan of $5,442,024 (Note 2).

11

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund
Net Assets
Class I Shares	$229,105,122
Class II Shares	162,440,963

Total	$391,546,085

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,768,316
Class II Shares	9,823,446

Total	23,591,762

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.64
Class II Shares	$16.54

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$4,951,566
Income from securities lending (Note 2)	55,487
Interest income	11,969
Foreign tax withholding	(22,606)

Total Income	4,996,416

EXPENSES:
Investment advisory fees	1,059,497
Fund administration fees	78,880
Distribution fees Class II Shares	190,779
Administrative servicing fees Class I Shares	273,911
Administrative servicing fees Class II Shares	190,779
Professional fees	22,603
Printing fees	17,352
Trustee fees	6,107
Custodian fees	6,994
Accounting and transfer agent fees	516
Compliance program costs (Note 3)	810
Other	8,626

Total expenses before fees waived	1,856,854

Distribution fees waived – Class II (Note 3)	(61,049)

Net Expenses	1,795,805

NET INVESTMENT INCOME	3,200,611

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	229,279
Net realized losses from forward and foreign currency transactions (Note 2)	(277,307)

Net realized losses from investments, forward and foreign currency transactions	(48,028)

Net change in unrealized appreciation/(depreciation) from investments	25,643,623
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(89,542)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,277

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	25,555,358

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	25,507,330

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,707,941

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$3,200,611	$7,757,263
Net realized gains/(losses) from investments, forward and foreign currency transactions	(48,028)	39,823,754
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	25,555,358	(65,704,577)

Change in net assets resulting from operations	28,707,941	(18,123,560)

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,786,390)
Class II	–	(3,758,628)
Net realized gains:
Class I	–	(30,372,925)
Class II	–	(21,069,437)

Change in net assets from shareholder distributions	–	(60,987,380)

Change in net assets from capital transactions	(19,007,768)	12,409,460

Change in net assets	9,700,173	(66,701,480)

Net Assets:
Beginning of period	381,845,912	448,547,392

End of period	$391,546,085	$381,845,912

Accumulated undistributed net investment income at end of period	$7,518,318	$4,317,707

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,593,164	$2,976,073
Dividends reinvested	–	36,159,315
Cost of shares redeemed	(14,292,743)	(35,658,453)

Total Class I Shares	(12,699,579)	3,476,935

Class II Shares
Proceeds from shares issued	5,537,745	9,650,053
Dividends reinvested	–	24,828,065
Cost of shares redeemed	(11,845,934)	(25,545,593)

Total Class II Shares	(6,308,189)	8,932,525

Change in net assets from capital transactions	$(19,007,768)	$12,409,460

14

Statements of Changes in Net Assets (Continued)

	American Century NVIT Multi Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	100,289	165,885
Reinvested	–	2,418,295
Redeemed	(919,827)	(1,990,727)

Total Class I Shares	(819,538)	593,453

Class II Shares
Issued	347,862	546,803
Reinvested	–	1,672,018
Redeemed	(772,307)	(1,425,784)

Total Class II Shares	(424,445)	793,037

Total change in shares	(1,243,983)	1,386,490

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$15.41	0.14	1.09	1.23	–	–	–	$16.64	7.98%	$229,105,122	0.90%	1.79%	0.90%	24.43%
Year Ended December 31, 2015	$19.16	0.34	(1.29)	(0.95)	(0.42)	(2.38)	(2.80)	$15.41	(4.27%)	$224,787,908	0.89%	1.93%	0.89%	45.21%
Year Ended December 31, 2014	$19.39	0.33	2.15	2.48	(0.40)	(2.31)	(2.71)	$19.16	13.12%	$268,170,178	0.88%	1.68%	0.88%	40.85%
Year Ended December 31, 2013	$15.26	0.30	4.52	4.82	(0.34)	(0.35)	(0.69)	$19.39	31.90%	$268,063,713	0.89%	1.69%	0.89%	48.11%
Year Ended December 31, 2012	$14.00	0.27	1.77	2.04	(0.15)	(0.63)	(0.78)	$15.26	14.66%	$234,721,079	0.91%	1.80%	0.91%	44.60%
Year Ended December 31, 2011	$14.19	0.26	(0.17)	0.09	(0.24)	(0.04)	(0.28)	$14.00	0.65%	$245,684,277	0.91%	1.80%	0.91%	61.37%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$15.33	0.12	1.09	1.21	–	–	–	$16.54	7.89%	$162,440,963	1.07%	1.62%	1.15%	24.43%
Year Ended December 31, 2015	$19.08	0.31	(1.28)	(0.97)	(0.40)	(2.38)	(2.78)	$15.33	(4.44%)	$157,058,004	1.06%	1.76%	1.14%	45.21%
Year Ended December 31, 2014	$19.32	0.30	2.14	2.44	(0.37)	(2.31)	(2.68)	$19.08	12.95%	$180,377,214	1.05%	1.51%	1.13%	40.85%
Year Ended December 31, 2013	$15.21	0.27	4.50	4.77	(0.31)	(0.35)	(0.66)	$19.32	31.67%	$173,892,352	1.06%	1.52%	1.14%	48.11%
Year Ended December 31, 2012	$13.96	0.24	1.76	2.00	(0.12)	(0.63)	(0.75)	$15.21	14.45%	$145,274,946	1.08%	1.63%	1.16%	44.60%
Year Ended December 31, 2011	$14.15	0.23	(0.16)	0.07	(0.22)	(0.04)	(0.26)	$13.96	0.49%	$150,054,472	1.08%	1.64%	1.16%	61.37%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,493,796	$—	$—	$3,493,796
Automobiles	3,354,484	1,490,065	—	4,844,549
Banks	48,776,651	—	—	48,776,651
Beverages	773,362	—	—	773,362
Capital Markets	15,143,359	—	—	15,143,359
Commercial Services & Supplies	6,469,450	—	—	6,469,450
Communications Equipment	7,574,877	—	—	7,574,877
Containers & Packaging	1,269,161	—	—	1,269,161
Diversified Financial Services	7,577,612	—	—	7,577,612
Diversified Telecommunication Services	8,756,028	—	—	8,756,028
Electric Utilities	6,452,972	—	—	6,452,972
Electrical Equipment	5,199,362	—	—	5,199,362
Electronic Equipment, Instruments & Components	6,442,276	—	—	6,442,276
Energy Equipment & Services	12,573,972	—	—	12,573,972
Food & Staples Retailing	7,428,946	—	—	7,428,946
Food Products	10,273,222	—	—	10,273,222
Health Care Equipment & Supplies	18,608,297	—	—	18,608,297
Health Care Providers & Services	6,308,295	—	—	6,308,295
Hotels, Restaurants & Leisure	1,507,883	—	—	1,507,883
Household Products	10,796,864	—	—	10,796,864
Industrial Conglomerates	13,205,356	1,524,153	—	14,729,509
Insurance	14,167,061	—	—	14,167,061
Leisure Products	2,319,603	—	—	2,319,603
Machinery	937,979	—	—	937,979
Media	1,068,289	—	—	1,068,289
Metals & Mining	—	1,379,687	—	1,379,687
Multiline Retail	2,611,198	—	—	2,611,198
Multi-Utilities	1,873,693	—	—	1,873,693
Oil, Gas & Consumable Fuels	53,989,009	7,748,495	—	61,737,504
Pharmaceuticals	35,305,473	—	—	35,305,473
Real Estate Investment Trusts (REITs)	5,237,526	—	—	5,237,526
Road & Rail	8,250,214	—	—	8,250,214
Semiconductors & Semiconductor Equipment	14,055,726	—	—	14,055,726
Software	9,347,698	—	—	9,347,698
Specialty Retail	8,550,997	—	—	8,550,997
Technology Hardware, Storage & Peripherals	8,722,091	—	—	8,722,091
Textiles, Apparel & Luxury Goods	3,325,965	—	—	3,325,965
Total Common Stocks	$371,748,747	$12,142,400	$—	$383,891,147
Forward Foreign Currency Contracts	—	10,677	—	10,677
Repurchase Agreements	—	5,491,435	—	5,491,435
Total Assets	$371,748,747	$17,644,512	$—	$389,393,259
Liabilities:
Forward Foreign Currency Contracts	$—	$(81,254)	$—	$(81,254)
Total Liabilities	$—	$(81,254)	$—	$(81,254)
Total	$371,748,747	$17,563,258	$—	$389,312,005

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”, if applicable.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$10,677
Total		$10,677
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(81,254)
Total		$(81,254)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(267,748)
Total	$(267,748)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(89,542)
Total	$(89,542)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of forward foreign currency contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$10,677	$—	$10,677
Total	$10,677	$—	$10,677

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$10,677	$(10,677)	$—	$—
Total	$10,677	$(10,677)	$—	$—

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(81,254)	$—	$(81,254)
Total	$(81,254)	$—	$(81,254)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$(14,803)	$10,677	$—	$(4,126)
Morgan Stanley Co., Inc.	(16,193)	—	—	(16,193)
UBS AG	(50,258)	—	—	(50,258)
Total	$(81,254)	$10,677	$—	$(70,577)

Amounts designated as “—” are zero.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(d)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $5,491,435, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% — 7.50%, maturing 10/15/16 — 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% — 5.00%, maturing 09/01/21 — 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% — 6.50%, maturing 01/15/28 — 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% — 7.50%, maturing 07/14/16 — 05/20/66; total market value $306,000,000.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
BNP Paribas Securities Corp.	1,000,000	—	1,000,000	(1,000,000)	—
ML Pierce Fenner & Smith, Inc.	1,791,435	—	1,791,435	(1,791,435)	—
Natixis New York Branch	1,000,000	—	1,000,000	(1,000,000)	—
Nomura Securities International, Inc.	700,000	—	700,000	(700,000)	—
Total	$5,491,435	$—	$5,491,435	$(5,491,435)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, from exceeding the amounts listed in the table below until April 30, 2017.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $78,880 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $810.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $61,049, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.25% and 0.25% for Class I and Class II shares, respectively, for a total amount of $464,690.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $90,805,539 and sales of $108,678,140 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $0 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$353,147,314	$46,637,937	$(10,402,669)	$36,235,268

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

29

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

31

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

33

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

38

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

40

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

41

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

42

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Aggressive Fund

SAR-CD-AG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Aggressive Fund

Asset Allocation†

Equity Funds	89.9%
Fixed Income Funds	10.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	20.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	17.1%
NVIT Multi-Manager International Value Fund, Class Y	15.5%
NVIT Multi-Manager International Growth Fund, Class Y	12.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.2%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	6.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	6.1%
NVIT Core Bond Fund, Class Y	5.0%
NVIT Core Plus Bond Fund, Class Y	4.0%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	3.1%
Other Holdings	3.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.
††	Amount rounds to less than 0.1%.
†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund June 30, 2016			Beginning Account Value($) 01/01/16	Ending Account Value($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,004.20	1.64	0.33
	Hypothetical	(b)(c)	1,000.00	1,023.22	1.66	0.33
Class II Shares	Actual	(b)	1,000.00	1,004.20	2.09	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 89.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,192,642	$12,021,827
NVIT Multi-Manager International Value Fund, Class Y (a)	1,642,883	14,555,947
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	1,286,087	16,050,360
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	1,842,728	18,924,817
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	529,420	5,717,732
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	620,689	6,728,266
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	154,213	2,883,791
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	414,345	5,697,239
NVIT Multi-Manager Small Company Fund, Class Y (a)	90,347	1,922,579

Total Equity Funds (cost $92,149,197)		84,502,558

Fixed Income Funds 10.1%
Nationwide Bond Fund, Institutional Class (a)	99,548	992,494
NVIT Core Bond Fund, Class Y (a)	421,271	4,697,170
NVIT Core Plus Bond Fund, Class Y (a)	324,068	3,788,355

Total Fixed Income Funds (cost $9,313,183)		9,478,019

Total Mutual Funds (cost $101,462,380)		93,980,577

Total Investments (cost $101,462,380) (b) — 100.0%		93,980,577
Liabilities in excess of other assets — 0.0%†		(44,889)

NET ASSETS — 100.0%		$93,935,688

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Aggressive Fund
Assets:
Investments in affiliates, at value (cost $101,462,380)	$93,980,577
Receivable for capital shares issued	98,317
Prepaid expenses	582

Total Assets	94,079,476

Liabilities:
Payable for investments purchased	95,058
Payable for capital shares redeemed	3,258
Accrued expenses and other payables:
Investment advisory fees	4,648
Fund administration fees	4,880
Distribution fees	5,677
Administrative servicing fees	11,679
Accounting and transfer agent fees	38
Custodian fees	563
Compliance program costs (Note 3)	98
Professional fees	7,696
Printing fees	8,558
Other	1,635

Total Liabilities	143,788

Net Assets	$93,935,688

Represented by:
Capital	$92,697,352
Accumulated undistributed net investment income	745,743
Accumulated net realized gains from affiliated investments	7,974,396
Net unrealized appreciation/(depreciation) from investments in affiliates	(7,481,803)

Net Assets	$93,935,688

Net Assets:
Class I Shares	$17,767,821
Class II Shares	76,167,867

Total	$93,935,688

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,850,357
Class II Shares	7,949,096

Total	9,799,453

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.60
Class II Shares	$9.58

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,822

Total Income	3,822

EXPENSES:
Investment advisory fees	91,571
Fund administration fees	29,883
Distribution fees Class II Shares	93,339
Administrative servicing fees Class I Shares	7,186
Administrative servicing fees Class II Shares	31,508
Professional fees	8,484
Printing fees	7,210
Trustee fees	1,497
Custodian fees	1,723
Accounting and transfer agent fees	153
Compliance program costs (Note 3)	204
Other	5,747

Total expenses before fees waived and expenses reimbursed	278,505

Distribution fees waived — Class II (Note 3)	(59,737)
Investment advisory fees waived (Note 3)	(15,801)
Expenses reimbursed by adviser (Note 3)	(18,290)

Net Expenses	184,677

NET INVESTMENT LOSS	(180,855)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	153,225
Net change in unrealized appreciation/(depreciation) from investments in affiliates	425,799

Net realized/unrealized gains from affiliated investments	579,024

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$398,169

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(180,855)	$737,102
Net realized gains from affiliated investments	153,225	8,837,831
Net change in unrealized appreciation/(depreciation) from investments in affiliates	425,799	(11,422,134)

Change in net assets resulting from operations	398,169	(1,847,201)

Distributions to Shareholders From:
Net investment income:
Class I	–	(469,902)
Class II	–	(2,047,370)
Net realized gains:
Class I	–	(1,319,487)
Class II	–	(5,894,894)

Change in net assets from shareholder distributions	–	(9,731,653)

Change in net assets from capital transactions	(1,668,533)	21,886,931

Change in net assets	(1,270,364)	10,308,077

Net Assets:
Beginning of period	95,206,052	84,897,975

End of period	$93,935,688	$95,206,052

Accumulated undistributed net investment income at end of period	$745,743	$926,598

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,551,887	$5,320,224
Dividends reinvested	–	1,789,389
Cost of shares redeemed	(2,074,367)	(4,114,064)

Total Class I Shares	477,520	2,995,549

Class II Shares
Proceeds from shares issued	3,339,983	21,882,017
Dividends reinvested	–	7,942,264
Cost of shares redeemed	(5,486,036)	(10,932,899)

Total Class II Shares	(2,146,053)	18,891,382

Change in net assets from capital transactions	$(1,668,533)	$21,886,931

10

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	273,679	498,249
Reinvested	–	186,698
Redeemed	(222,543)	(380,145)

Total Class I Shares	51,136	304,802

Class II Shares
Issued	364,555	2,094,536
Reinvested	–	830,297
Redeemed	(591,112)	(1,051,216)

Total Class II Shares	(226,557)	1,873,617

Total change in shares	(175,421)	2,178,419

Amounts designated as "–" are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.56	(0.01)	0.05	0.04	–	–	–	$9.60	0.42%	$17,767,821	0.33%	(0.32%)	0.40%	6.07%
Year Ended December 31, 2015	$10.90	0.09	(0.26)	(0.17)	(0.30)	(0.87)	(1.17)	$9.56	(1.58%)	$17,196,528	0.33%	0.85%	0.36%	14.33%
Year Ended December 31, 2014	$11.18	0.16	0.34	0.50	(0.24)	(0.54)	(0.78)	$10.90	4.48%	$16,291,200	0.33%	1.47%	0.37%	20.16%
Year Ended December 31, 2013	$8.93	0.12	2.50	2.62	(0.13)	(0.24)	(0.37)	$11.18	29.65%	$14,073,153	0.33%	1.18%	0.43%	25.70%
Year Ended December 31, 2012	$8.09	0.06	1.24	1.30	(0.09)	(0.37)	(0.46)	$8.93	16.22%	$8,511,164	0.33%	0.71%	0.49%	18.50%
Year Ended December 31, 2011	$8.95	0.08	(0.63)	(0.55)	(0.18)	(0.13)	(0.31)	$8.09	(6.19%)	$6,466,762	0.33%	0.94%	0.49%	26.41%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.54	(0.02)	0.06	0.04	–	–	–	$9.58	0.42%	$76,167,867	0.42%	(0.41%)	0.65%	6.07%
Year Ended December 31, 2015	$10.89	0.09	(0.28)	(0.19)	(0.29)	(0.87)	(1.16)	$9.54	(1.75%)	$78,009,524	0.42%	0.81%	0.61%	14.33%
Year Ended December 31, 2014	$11.16	0.16	0.34	0.50	(0.23)	(0.54)	(0.77)	$10.89	4.50%	$68,606,775	0.42%	1.41%	0.62%	20.16%
Year Ended December 31, 2013	$8.92	0.12	2.48	2.60	(0.12)	(0.24)	(0.36)	$11.16	29.47%	$54,302,515	0.42%	1.16%	0.68%	25.70%
Year Ended December 31, 2012	$8.08	0.05	1.25	1.30	(0.09)	(0.37)	(0.46)	$8.92	16.15%	$30,727,710	0.42%	0.61%	0.74%	18.50%
Year Ended December 31, 2011	$8.94	0.06	(0.61)	(0.55)	(0.18)	(0.13)	(0.31)	$8.08	(6.38%)	$25,556,327	0.42%	0.67%	0.74%	26.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $15,801, for which NFA shall not be entitled to later seek recoupment.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.17%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$49,572	$31,659	$30,392	$18,290	$129,913

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $29,883 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $204.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $59,737, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.09% and 0.08% for Class I and Class II shares, respectively, for a total amount of $38,694.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund, in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$12,373,255	$375,857	$496,791	$—	$33,468	$—	$12,021,827
NVIT Multi-Manager International Value Fund, Class Y	15,235,389	1,587,935	1,417,193	—	(68,923)	—	14,555,947
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16,183,141	917,848	832,750	—	107,071	—	16,050,360
NVIT Multi-Manager Large Cap Value Fund, Class Y	19,054,304	170,613	839,139	—	90,621	—	18,924,817
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5,705,947	260,902	259,098	—	(12,315)	—	5,717,732
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6,664,643	77,564	486,736	—	(39)	—	6,728,266
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2,848,538	188,918	178,658	—	(55,369)	—	2,883,791
NVIT Multi-Manager Small Cap Value Fund, Class Y	5,705,953	89,910	337,872	—	68,401	—	5,697,239

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager Small Company Fund, Class Y	$1,896,066	$45,983	$84,410	$—	$11,298	$—	$1,922,579
Nationwide Bond Fund, Institutional Class	—	977,588	—	3,822	—	—	992,494
NVIT Core Bond Fund, Class Y	4,790,245	540,304	935,714	—	(21,000)	—	4,697,170
NVIT Core Plus Bond Fund, Class Y	4,789,677	419,736	1,630,402	—	12	—	3,788,355

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $5,653,158 and sales of $7,498,763 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$101,646,430	$160,953	$(7,826,806)	$(7,665,853)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

35

Glossary (con’t)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Balanced Fund

SAR-CD-BAL 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Balanced Fund

Asset Allocation†

Fixed Income Funds	50.7%
Equity Funds	49.3%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	17.2%
NVIT Core Bond Fund, Class Y	14.2%
NVIT Short Term Bond Fund, Class Y	14.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.0%
NVIT Multi-Manager International Value Fund, Class Y	7.6%
NVIT Multi-Manager International Growth Fund, Class Y	6.7%
Nationwide Bond Fund, Institutional Class	5.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.0%
Other Holdings	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,023.70	1.41	0.28
	Hypothetical(b)(c)		1,000.00	1,023.47	1.41	0.28
Class II Shares	Actual	(b)	1,000.00	1,022.80	1.86	0.37
	Hypothetical(b)(c)		1,000.00	1,023.02	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Balanced Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 49.3%
NVIT Multi-Manager International Growth Fund, Class Y (a)	15,763,811	$158,899,210
NVIT Multi-Manager International Value Fund, Class Y (a)	20,186,491	178,852,313
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	20,698,937	258,322,728
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	29,635,496	304,356,546
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	6,602,097	71,302,650
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	11,050,558	119,788,047
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	3,499,468	48,117,683
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,145,359	24,373,239

Total Equity Funds (cost $1,087,510,118)		1,164,012,416

Fixed Income Funds 50.7%
Nationwide Bond Fund, Institutional Class (a)	12,177,025	121,404,938
NVIT Core Bond Fund, Class Y (a)	30,038,540	334,929,723
NVIT Core Plus Bond Fund, Class Y (a)	34,642,666	404,972,768
NVIT Short Term Bond Fund, Class Y (a)	31,946,880	333,844,900

Total Fixed Income Funds (cost $1,181,347,592)		1,195,152,329

Total Mutual Funds (cost $2,268,857,710)		2,359,164,745

Total Investments (cost $2,268,857,710) (b) — 100.0%		2,359,164,745
Liabilities in excess of other assets — 0.0%†		(705,523)

NET ASSETS — 100.0%		$2,358,459,222

*	Denotes a non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Balanced Fund
Assets:
Investments in affiliates, at value (cost $2,268,857,710)	$2,359,164,745
Receivable for investments sold	56,764
Prepaid expenses	14,499

Total Assets	2,359,236,008

Liabilities:
Payable for capital shares redeemed	56,745
Accrued expenses and other payables:
Investment advisory fees	183,470
Fund administration fees	44,852
Distribution fees	160,702
Administrative servicing fees	290,110
Accounting and transfer agent fees	269
Custodian fees	15,065
Compliance program costs (Note 3)	2,498
Professional fees	12,070
Printing fees	11,005

Total Liabilities	776,786

Net Assets	$2,358,459,222

Represented by:
Capital	$2,137,712,931
Accumulated undistributed net investment income	15,199,712
Accumulated net realized gains from affiliated investments	115,239,544
Net unrealized appreciation/(depreciation) from investments in affiliates	90,307,035

Net Assets	$2,358,459,222

Net Assets:
Class I Shares	$182,291,121
Class II Shares	2,176,168,101

Total	$2,358,459,222

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,202,869
Class II Shares	193,918,793

Total	210,121,662

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.25
Class II Shares	$11.22

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,063,340

Total Income	1,063,340

EXPENSES:
Investment advisory fees	2,239,598
Fund administration fees	266,865
Distribution fees Class II Shares	2,648,305
Administrative servicing fees Class I Shares	74,337
Administrative servicing fees Class II Shares	892,018
Professional fees	51,389
Printing fees	11,301
Trustee fees	37,658
Custodian fees	42,910
Accounting and transfer agent fees	820
Compliance program costs (Note 3)	5,068
Other	27,706

Total expenses before fees waived	6,297,975

Distribution fees waived — Class II (Note 3)	(1,694,921)
Investment advisory fees waived (Note 3)	(392,586)

Net Expenses	4,210,468

NET INVESTMENT LOSS	(3,147,128)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	3,554,783
Net change in unrealized appreciation/(depreciation) from investments in affiliates	53,470,588

Net realized/unrealized gains from affiliated investments	57,025,371

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$53,878,243

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(3,147,128)	$31,310,596
Net realized gains from affiliated investments	3,554,783	130,673,327
Net change in unrealized appreciation/(depreciation) from investments in affiliates	53,470,588	(189,402,726)

Change in net assets resulting from operations	53,878,243	(27,418,803)

Distributions to Shareholders From:
Net investment income:
Class I	–	(4,968,254)
Class II	–	(57,965,199)
Net realized gains:
Class I	–	(6,615,476)
Class II	–	(79,829,608)

Change in net assets from shareholder distributions	–	(149,378,537)

Change in net assets from capital transactions	(24,107,950)	159,734,252

Change in net assets	29,770,293	(17,063,088)

Net Assets:
Beginning of period	2,328,688,929	2,345,752,017

End of period	$2,358,459,222	$2,328,688,929

Accumulated undistributed net investment income at end of period	$15,199,712	$18,346,840

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,299,276	$4,836,840
Dividends reinvested	–	11,583,730
Cost of shares redeemed	(3,103,838)	(4,464,807)

Total Class I Shares	(804,562)	11,955,763

Class II Shares
Proceeds from shares issued	18,545,399	92,264,683
Dividends reinvested	–	137,794,807
Cost of shares redeemed	(41,848,787)	(82,281,001)

Total Class II Shares	(23,303,388)	147,778,489

Change in net assets from capital transactions	$(24,107,950)	$159,734,252

10

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Balanced Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

SHARE TRANSACTIONS:
Class I Shares
Issued	212,275	405,542
Reinvested	–	1,044,128
Redeemed	(284,914)	(378,023)

Total Class I Shares	(72,639)	1,071,647

Class II Shares
Issued	1,721,231	7,771,020
Reinvested	–	12,448,519
Redeemed	(3,835,144)	(7,014,814)

Total Class II Shares	(2,113,913)	13,204,725

Total change in shares	(2,186,552)	14,276,372

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.99	(0.01)	0.27	0.26	–	–	–	$11.25	2.37%		$182,291,121	0.28%	(0.19%	)	0.32%	3.05%
Year Ended December 31, 2015	$11.87	0.17	(0.29)	(0.12)	(0.32)	(0.44)	(0.76)	$10.99	(1.05%	)	$178,861,267	0.28%	1.40%		0.28%	10.92%
Year Ended December 31, 2014	$11.93	0.19	0.34	0.53	(0.29)	(0.30)	(0.59)	$11.87	4.46%		$180,419,352	0.28%	1.56%		0.28%	2.25%
Year Ended December 31, 2013	$10.80	0.16	1.42	1.58	(0.20)	(0.25)	(0.45)	$11.93	14.72%		$172,153,686	0.29%	1.38%		0.29%	6.39%
Year Ended December 31, 2012	$9.98	0.14	0.98	1.12	(0.17)	(0.13)	(0.30)	$10.80	11.24%		$150,830,174	0.29%	1.32%		0.29%	8.90%
Year Ended December 31, 2011	$10.44	0.14	(0.27)	(0.13)	(0.27)	(0.06)	(0.33)	$9.98	(1.26%	)	$135,872,430	0.29%	1.38%		0.29%	7.65%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.97	(0.02)	0.27	0.25	–	–	–	$11.22	2.28%		$2,176,168,101	0.37%	(0.28%	)	0.57%	3.05%
Year Ended December 31, 2015	$11.84	0.15	(0.27)	(0.12)	(0.31)	(0.44)	(0.75)	$10.97	(1.06%	)	$2,149,827,662	0.37%	1.31%		0.53%	10.92%
Year Ended December 31, 2014	$11.91	0.18	0.33	0.51	(0.28)	(0.30)	(0.58)	$11.84	4.30%		$2,165,332,665	0.37%	1.50%		0.53%	2.25%
Year Ended December 31, 2013	$10.78	0.16	1.41	1.57	(0.19)	(0.25)	(0.44)	$11.91	14.66%		$1,961,250,733	0.38%	1.35%		0.54%	6.39%
Year Ended December 31, 2012	$9.97	0.14	0.96	1.10	(0.16)	(0.13)	(0.29)	$10.78	11.06%		$1,575,424,774	0.38%	1.30%		0.54%	8.90%
Year Ended December 31, 2011	$10.42	0.14	(0.27)	(0.13)	(0.26)	(0.06)	(0.32)	$9.97	(1.35%	)	$1,270,799,151	0.38%	1.38%		0.54%	7.65%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $392,586, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.16%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $266,865 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $5,068.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $1,694,921, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.08% and 0.08% for Class I and Class II shares, respectively, for a total amount of $966,355.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$161,705,125	$32,002	$—	$—	$—	$—	$158,899,210
NVIT Multi-Manager International Value Fund, Class Y	184,325,854	6,440,951	694,665	—	6,411	—	178,852,313
NVIT Multi-Manager Large Cap Growth Fund, Class Y	256,286,048	5,044,322	—	—	—	—	258,322,728
NVIT Multi-Manager Large Cap Value Fund, Class Y	300,807,384	3,413,544	8,982,383	—	2,079,285	—	304,356,546
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	67,844,302	4,471,749	887,236	—	116,609	—	71,302,650
NVIT Multi-Manager Mid Cap Value Fund, Class Y	114,436,936	—	3,232,528	—	323,377	—	119,788,047
NVIT Multi-Manager Small Cap Value Fund, Class Y	45,171,553	1,089,582	40,285	—	16,541	—	48,117,683
NVIT Multi-Manager Small Company Fund, Class Y	22,815,304	810,555	—	—	—	—	24,373,239

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
Nationwide Bond Fund, Institutional Class	$72,238,997	$46,532,192	$1,389,686	$1,063,340	$(7,831)	$—	$121,404,938
NVIT Core Bond Fund, Class Y	328,362,265	358,970	15,272,173	—	608,382	—	334,929,723
NVIT Core Plus Bond Fund, Class Y	399,636,329	2,270,058	16,223,732	—	642,667	—	404,972,768
NVIT Short Term Bond Fund, Class Y	375,786,829	426,392	51,445,181	—	(230,658)	—	333,844,900

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $70,890,317 and sales of $98,167,869 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,269,688,584	$111,734,013	$(22,257,852)	$89,476,161

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund

SAR-CD-CAP 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Asset Allocation†

Equity Funds	69.7%
Fixed Income Funds	30.3%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	18.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.1%
NVIT Core Plus Bond Fund, Class Y	12.0%
NVIT Multi-Manager International Value Fund, Class Y	10.5%
NVIT Core Bond Fund, Class Y	10.1%
NVIT Multi-Manager International Growth Fund, Class Y	9.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.1%
NVIT Short Term Bond Fund, Class Y	5.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.1%
Nationwide Bond Fund, Institutional Class	3.1%
Other Holdings	5.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,015.80	1.40	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.47	1.41	0.28
Class II Shares	Actual	(b)	1,000.00	1,015.80	1.85	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.02	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 69.7%
NVIT Multi-Manager International Growth Fund, Class Y (a)	25,789,812	$259,961,304
NVIT Multi-Manager International Value Fund, Class Y (a)	31,479,505	278,908,417
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	32,239,659	402,350,946
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	46,711,536	479,727,471
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	10,013,379	108,144,491
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	17,449,935	189,157,294
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,507,488	28,190,026
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	5,909,550	81,256,308
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,314,043	27,962,829

Total Equity Funds (cost $1,746,365,597)		1,855,659,086

Fixed Income Funds 30.3%
Nationwide Bond Fund, Institutional Class (a)	8,267,230	82,424,283
NVIT Core Bond Fund, Class Y (a)	24,034,411	267,983,683
NVIT Core Plus Bond Fund, Class Y (a)	27,414,584	320,476,482
NVIT Short Term Bond Fund, Class Y (a)	12,942,957	135,253,901

Total Fixed Income Funds (cost $795,330,862)		806,138,349

Total Mutual Funds (cost $2,541,696,459)		2,661,797,435

Total Investments (cost $2,541,696,459) (b) — 100.0%		2,661,797,435
Liabilities in excess of other assets — 0.0%†		(810,290)

NET ASSETS — 100.0%		$2,660,987,145

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $2,541,696,459)	$2,661,797,435
Receivable for investments sold	526,427
Prepaid expenses	16,668

Total Assets	2,662,340,530

Liabilities:
Payable for capital shares redeemed	526,405
Accrued expenses and other payables:
Investment advisory fees	204,080
Fund administration fees	50,376
Distribution fees	195,614
Administrative servicing fees	329,247
Accounting and transfer agent fees	325
Custodian fees	18,580
Compliance program costs (Note 3)	2,906
Professional fees	14,102
Printing fees	11,750

Total Liabilities	1,353,385

Net Assets	$2,660,987,145

Represented by:
Capital	$2,301,406,011
Accumulated undistributed net investment income	23,669,620
Accumulated net realized gains from affiliated investments	215,810,538
Net unrealized appreciation/(depreciation) from investments in affiliates	120,100,976

Net Assets	$2,660,987,145

Net Assets:
Class I Shares	$23,049,818
Class II Shares	2,637,937,327

Total	$2,660,987,145

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,112,662
Class II Shares	241,994,616

Total	244,107,278

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.91
Class II Shares	$10.90

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$787,451

Total Income	787,451

EXPENSES:
Investment advisory fees	2,539,942
Fund administration fees	302,772
Distribution fees Class II Shares	3,258,912
Administrative servicing fees Class I Shares	9,220
Administrative servicing fees Class II Shares	1,093,954
Professional fees	58,595
Printing fees	11,360
Trustee fees	43,006
Custodian fees	50,182
Accounting and transfer agent fees	943
Compliance program costs (Note 3)	5,812
Other	32,388

Total expenses before fees waived	7,407,086

Distribution fees waived — Class II (Note 3)	(2,085,712)
Investment advisory fees waived (Note 3)	(445,974)

Net Expenses	4,875,400

NET INVESTMENT LOSS	(4,087,949)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	10,516,865
Net change in unrealized appreciation/(depreciation) from investments in affiliates	33,146,475

Net realized/unrealized gains from affiliated investments	43,663,340

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,575,391

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(4,087,949)	$29,965,618
Net realized gains from affiliated investments	10,516,865	234,532,109
Net change in unrealized appreciation/(depreciation) from investments in affiliates	33,146,475	(298,593,799)

Change in net assets resulting from operations	39,575,391	(34,096,072)

Distributions to Shareholders From:
Net investment income:
Class I	–	(631,218)
Class II	–	(86,534,446)
Net realized gains:
Class I	–	(1,327,848)
Class II	–	(192,420,732)

Change in net assets from shareholder distributions	–	(280,914,244)

Change in net assets from capital transactions	(118,441,228)	77,790,952

Change in net assets	(78,865,837)	(237,219,364)

Net Assets:
Beginning of period	2,739,852,982	2,977,072,346

End of period	$2,660,987,145	$2,739,852,982

Accumulated undistributed net investment income at end of period	$23,669,620	$27,757,569

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,098,590	$4,325,841
Dividends reinvested	–	1,959,066
Cost of shares redeemed	(1,918,883)	(5,205,380)

Total Class I Shares	2,179,707	1,079,527

Class II Shares
Proceeds from shares issued	2,864,162	14,659,636
Dividends reinvested	–	278,955,178
Cost of shares redeemed	(123,485,097)	(216,903,389)

Total Class II Shares	(120,620,935)	76,711,425

Change in net assets from capital transactions	$(118,441,228)	$77,790,952

SHARE TRANSACTIONS:
Class I Shares
Issued	391,829	367,667
Reinvested	–	181,349
Redeemed	(180,972)	(426,041)

Total Class I Shares	210,857	122,975

Class II Shares
Issued	265,023	1,217,394
Reinvested	–	25,838,315
Redeemed	(11,680,880)	(18,333,740)

Total Class II Shares	(11,415,857)	8,721,969

Total change in shares	(11,205,000)	8,844,944

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.74	(0.01)	0.18	0.17	–	–	–	$10.91	1.58%		$23,049,818	0.28%	(0.22%	)	0.32%	1.84%
Year Ended December 31, 2015	$12.08	0.14	(0.29)	(0.15)	(0.37)	(0.82)	(1.19)	$10.74	(1.15%	)	$20,417,971	0.28%	1.16%		0.28%	12.95%
Year Ended December 31, 2014	$12.23	0.19	0.39	0.58	(0.32)	(0.41)	(0.73)	$12.08	4.70%		$21,496,361	0.28%	1.56%		0.28%	7.27%
Year Ended December 31, 2013	$10.52	0.15	2.08	2.23	(0.19)	(0.33)	(0.52)	$12.23	21.44%		$19,611,753	0.28%	1.32%		0.28%	4.99%
Year Ended December 31, 2012	$9.51	0.11	1.20	1.31	(0.15)	(0.15)	(0.30)	$10.52	13.74%		$15,219,125	0.29%	1.11%		0.29%	9.20%
Year Ended December 31, 2011	$10.14	0.12	(0.45)	(0.33)	(0.24)	(0.06)	(0.30)	$9.51	(3.37%	)	$12,899,136	0.29%	1.22%		0.29%	10.20%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.73	(0.02)	0.19	0.17	–	–	–	$10.90	1.58%		$2,637,937,327	0.37%	(0.31%	)	0.57%	1.84%
Year Ended December 31, 2015	$12.08	0.12	(0.29)	(0.17)	(0.36)	(0.82)	(1.18)	$10.73	(1.33%	)	$2,719,435,011	0.37%	1.02%		0.53%	12.95%
Year Ended December 31, 2014	$12.22	0.18	0.39	0.57	(0.30)	(0.41)	(0.71)	$12.08	4.70%		$2,955,575,985	0.37%	1.43%		0.53%	7.27%
Year Ended December 31, 2013	$10.52	0.14	2.07	2.21	(0.18)	(0.33)	(0.51)	$12.22	21.25%		$2,945,051,383	0.37%	1.20%		0.53%	4.99%
Year Ended December 31, 2012	$9.51	0.11	1.19	1.30	(0.14)	(0.15)	(0.29)	$10.52	13.64%		$2,426,935,403	0.38%	1.03%		0.54%	9.20%
Year Ended December 31, 2011	$10.14	0.12	(0.46)	(0.34)	(0.23)	(0.06)	(0.29)	$9.51	(3.45%	)	$2,001,512,218	0.38%	1.20%		0.54%	10.20%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $445,974, for which NFA shall not be entitled to later seek recoupment.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.16%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $302,772 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $5,812.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $2,085,712, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.09% and 0.08% for Class I and Class II shares, respectively, for a total amount of $1,103,174.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$275,542,666	$—	$10,977,743	$—	$2,315,541	$—	$259,961,304
NVIT Multi-Manager International Value Fund, Class Y	290,879,135	7,733,431	1,623,707	—	(85,002)	—	278,908,417
NVIT Multi-Manager Large Cap Growth Fund, Class Y	411,257,403	818,043	4,225,269	—	1,325,276	—	402,350,946
NVIT Multi-Manager Large Cap Value Fund, Class Y	491,522,376	—	26,007,100	—	4,593,210	—	479,727,471
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	106,612,787	4,071,461	2,230,034	—	37,801	—	108,144,491
NVIT Multi-Manager Mid Cap Value Fund, Class Y	193,146,158	—	17,872,993	—	(46,815)	—	189,157,294
NVIT Multi-Manager Small Cap Growth Fund, Class Y	27,791,320	423,925	99,198	—	16,134	—	28,190,026
NVIT Multi-Manager Small Cap Value Fund, Class Y	82,917,598	—	5,105,165	—	1,576,016	—	81,256,308
NVIT Multi-Manager Small Company Fund, Class Y	28,515,110	—	1,436,440	—	419,257	—	27,962,829
Nationwide Bond Fund, Institutional Class	57,448,622	26,638,690	4,618,082	787,451	(35,139)	—	82,424,283
NVIT Core Bond Fund, Class Y	276,491,962	3,597,612	29,520,496	—	545,380	—	267,983,683
NVIT Core Plus Bond Fund, Class Y	331,227,563	5,825,905	32,026,244	—	156,865	—	320,476,482
NVIT Short Term Bond Fund, Class Y	167,367,961	—	35,953,162	—	(301,659)	—	135,253,901

Amounts designated as “—” are zero or have been rounded to zero.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $49,109,067 and sales of $171,695,633 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,543,329,800	$146,039,624	$(27,571,989)	$118,467,635

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

19

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

20

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

23

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

24

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

28

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

29

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

30

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

31

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Conservative Fund

SAR-CD-CON 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Conservative Fund

Asset Allocation†

Fixed Income Funds	79.9%
Equity Funds	20.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	28.9%
NVIT Core Plus Bond Fund, Class Y	22.0%
NVIT Core Bond Fund, Class Y	17.0%
Nationwide Bond Fund, Institutional Class	8.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	7.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	4.0%
NVIT Multi-Manager International Value Fund, Class Y	3.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.0%
NVIT Multi-Manager International Growth Fund, Class Y	2.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,036.90	1.52	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.37	1.51	0.30
Class II Shares	Actual	(b)	1,000.00	1,035.90	1.97	0.39
	Hypothetical	(b)(c)	1,000.00	1,022.92	1.96	0.39

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 20.1%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,535,198	$15,474,800
NVIT Multi-Manager International Value Fund, Class Y (a)	2,634,901	23,345,225
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	3,120,658	38,945,812
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	5,388,757	55,342,536
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	706,899	7,634,514
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,434,293	15,547,739

Total Equity Funds (cost $162,196,565)		156,290,626

Fixed Income Funds 79.9%
Nationwide Bond Fund, Institutional Class (a)	6,266,869	62,480,681
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	3,160,413	31,193,277
NVIT Core Bond Fund, Class Y (a)	11,859,825	132,237,053
NVIT Core Plus Bond Fund, Class Y (a)	14,611,541	170,808,911
NVIT Short Term Bond Fund, Class Y (a)	21,495,520	224,628,180

Total Fixed Income Funds (cost $619,243,331)		621,348,102

Total Mutual Funds (cost $781,439,896)		777,638,728

Total Investments (cost $781,439,896) (b) — 100.0%		777,638,728
Liabilities in excess of other assets — 0.0%†		(250,924)

NET ASSETS — 100.0%		$777,387,804

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Conservative Fund
Assets:
Investments in affiliates, at value (cost $781,439,896)	$777,638,728
Receivable for investments sold	41,526
Receivable for capital shares issued	58,502
Prepaid expenses	4,717

Total Assets	777,743,473

Liabilities:
Payable for capital shares redeemed	100,022
Accrued expenses and other payables:
Investment advisory fees	62,987
Fund administration fees	16,837
Distribution fees	56,207
Administrative servicing fees	94,566
Accounting and transfer agent fees	113
Custodian fees	4,865
Compliance program costs (Note 3)	827
Professional fees	8,977
Printing fees	9,681
Other	587

Total Liabilities	355,669

Net Assets	$777,387,804

Represented by:
Capital	$756,710,430
Accumulated undistributed net investment income	2,877,106
Accumulated net realized gains from affiliated investments	21,601,436
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,801,168)

Net Assets	$777,387,804

Net Assets:
Class I Shares	$6,558,939
Class II Shares	770,828,865

Total	$777,387,804

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	630,392
Class II Shares	74,154,735

Total	74,785,127

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.40
Class II Shares	$10.39

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$545,392

Total Income	545,392

EXPENSES:
Investment advisory fees	747,722
Fund administration fees	100,405
Distribution fees Class II Shares	926,298
Administrative servicing fees Class I Shares	2,752
Administrative servicing fees Class II Shares	311,909
Professional fees	21,340
Printing fees	8,198
Trustee fees	12,299
Custodian fees	13,906
Accounting and transfer agent fees	369
Compliance program costs (Note 3)	1,644
Other	11,751

Total expenses before fees waived	2,158,593

Distribution fees waived — Class II (Note 3)	(592,833)
Investment advisory fees waived (Note 3)	(127,730)

Net Expenses	1,438,030

NET INVESTMENT LOSS	(892,638)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	1,481,591
Net change in unrealized appreciation/(depreciation) from investments in affiliates	26,826,634

Net realized/unrealized gains from affiliated investments	28,308,225

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,415,587

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(892,638)	$11,755,050
Net realized gains from affiliated investments	1,481,591	24,034,318
Net change in unrealized appreciation/(depreciation) from investments in affiliates	26,826,634	(40,763,302)

Change in net assets resulting from operations	27,415,587	(4,973,934)

Distributions to Shareholders From:
Net investment income:
Class I	—	(151,458)
Class II	—	(15,940,131)
Net realized gains:
Class I	—	(198,076)
Class II	—	(22,977,486)

Change in net assets from shareholder distributions	—	(39,267,151)

Change in net assets from capital transactions	12,554,095	11,481,883

Change in net assets	39,969,682	(32,759,202)

Net Assets:
Beginning of period	737,418,122	770,177,324

End of period	$777,387,804	$737,418,122

Accumulated undistributed net investment income at end of period	$2,877,106	$3,769,744

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$894,924	$2,172,119
Dividends reinvested	—	349,534
Cost of shares redeemed	(1,612,242)	(3,565,113)

Total Class I Shares	(717,318)	(1,043,460)

Class II Shares
Proceeds from shares issued	39,211,595	75,411,861
Dividends reinvested	—	38,917,617
Cost of shares redeemed	(25,940,182)	(101,804,135)

Total Class II Shares	13,271,413	12,525,343

Change in net assets from capital transactions	$12,554,095	$11,481,883

10

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	88,467	205,355
Reinvested	—	34,368
Redeemed	(158,993)	(331,775)

Total Class I Shares	(70,526)	(92,052)

Class II Shares
Issued	3,887,347	7,102,649
Reinvested	—	3,827,741
Redeemed	(2,555,451)	(9,656,467)

Total Class II Shares	1,331,896	1,273,923

Total change in shares	1,261,370	1,181,871

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.03	(0.01)	0.38	0.37	–	–	–	$10.40	3.69%		$6,558,939	0.30%	(0.15%	)	0.33%	6.45%
Year Ended December 31, 2015	$10.65	0.16	(0.23)	(0.07)	(0.23)	(0.32)	(0.55)	$10.03	(0.65%	)	$7,033,308	0.29%	1.51%		0.29%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.22	0.37	(0.25)	(0.33)	(0.58)	$10.65	3.42%		$8,446,590	0.29%	1.34%		0.29%	16.93%
Year Ended December 31, 2013	$10.70	0.17	0.36	0.53	(0.20)	(0.17)	(0.37)	$10.86	5.03%		$9,153,980	0.29%	1.52%		0.29%	15.67%
Year Ended December 31, 2012	$10.27	0.20	0.57	0.77	(0.19)	(0.15)	(0.34)	$10.70	7.58%		$9,230,819	0.30%	1.86%		0.30%	16.29%
Year Ended December 31, 2011	$10.45	0.20	(0.05)	0.15	(0.28)	(0.05)	(0.33)	$10.27	1.50%		$5,232,810	0.30%	1.95%		0.30%	12.75%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.03	(0.01)	0.37	0.36	–	–	–	$10.39	3.59%		$770,828,865	0.39%	(0.24%	)	0.58%	6.45%
Year Ended December 31, 2015	$10.65	0.16	(0.24)	(0.08)	(0.22)	(0.32)	(0.54)	$10.03	(0.73%	)	$730,384,814	0.38%	1.54%		0.54%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.21	0.36	(0.24)	(0.33)	(0.57)	$10.65	3.34%		$761,730,734	0.38%	1.40%		0.54%	16.93%
Year Ended December 31, 2013	$10.70	0.15	0.37	0.52	(0.19)	(0.17)	(0.36)	$10.86	4.93%		$749,634,255	0.38%	1.36%		0.54%	15.67%
Year Ended December 31, 2012	$10.27	0.19	0.57	0.76	(0.18)	(0.15)	(0.33)	$10.70	7.50%		$777,280,168	0.39%	1.79%		0.55%	16.29%
Year Ended December 31, 2011	$10.45	0.18	(0.04)	0.14	(0.27)	(0.05)	(0.32)	$10.27	1.41%		$597,667,272	0.39%	1.75%		0.55%	12.75%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $127,730, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.17%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $100,405 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,644.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $592,833, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.08% and 0.08% for Class I and Class II shares, respectively, for a total amount of $314,661.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$14,644,571	$1,806,441	$808,561	$—	$119,299	$—	$15,474,800
NVIT Multi-Manager International Value Fund, Class Y	21,947,982	5,645,412	3,186,898	—	317,445	—	23,345,225
NVIT Multi-Manager Large Cap Growth Fund, Class Y	36,550,019	5,546,843	2,988,603	—	434,885	—	38,945,812
NVIT Multi-Manager Large Cap Value Fund, Class Y	51,282,947	9,616,330	7,658,134	—	563,291	—	55,342,536

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	$7,334,701	$707,907	$452,656	$—	$(4,701)	$—	$7,634,514
NVIT Multi-Manager Mid Cap Value Fund, Class Y	14,606,162	1,196,991	1,474,514	—	23,002	—	15,547,739
Nationwide Bond Fund, Institutional Class	37,083,431	23,939,767	605,146	545,392	(8,412)	—	62,480,681
Nationwide Inflation-Protected Securities Fund, Institutional Class	37,045,133	401,471	8,374,522	—	177,163	—	31,193,277
NVIT Core Bond Fund, Class Y	125,738,306	560,198	2,413,481	—	23,454	—	132,237,053
NVIT Core Plus Bond Fund, Class Y	162,629,030	2,737,134	2,567,377	—	(15,619)	—	170,808,911
NVIT Short Term Bond Fund, Class Y	228,807,686	8,222,612	18,190,681	—	(148,216)	—	224,628,180

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $60,381,106 and sales of $48,720,573 (excluding short-term securities).

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$781,802,475	$4,439,256	$(8,603,003)	$(4,163,747)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund

SAR-CD-MAG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.8%
Fixed Income Funds	20.2%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	19.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.1%
NVIT Multi-Manager International Value Fund, Class Y	13.4%
NVIT Multi-Manager International Growth Fund, Class Y	11.8%
NVIT Core Plus Bond Fund, Class Y	10.0%
NVIT Core Bond Fund, Class Y	8.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.0%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2.1%
Other Holdings	4.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,010.50	1.50	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.37	1.51	0.30
Class II Shares	Actual	(b)	1,000.00	1,010.50	1.95	0.39
	Hypothetical	(b)(c)	1,000.00	1,022.92	1.96	0.39

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 79.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,962,482	$50,021,818
NVIT Multi-Manager International Value Fund, Class Y (a)	6,435,280	57,016,580
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	5,475,104	68,329,294
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	7,886,514	80,994,500
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	1,992,560	21,519,649
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,783,420	30,172,269
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	468,630	8,763,379
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	939,351	12,916,073
NVIT Multi-Manager Small Company Fund, Class Y (a)	408,325	8,689,150

Total Equity Funds (cost $324,890,925)		338,422,712

Fixed Income Funds 20.2%
Nationwide Bond Fund, Institutional Class (a)	878,286	8,756,516
NVIT Core Bond Fund, Class Y (a)	3,068,923	34,218,486
NVIT Core Plus Bond Fund, Class Y (a)	3,642,065	42,575,734

Total Fixed Income Funds (cost $84,347,812)		85,550,736

Total Mutual Funds (cost $409,238,737)		423,973,448

Total Investments (cost $409,238,737) (b) — 100.0%		423,973,448
Liabilities in excess of other assets — 0.0%†		(142,573)

NET ASSETS — 100.0%		$423,830,875

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $409,238,737)	$423,973,448
Receivable for investments sold	100,876
Receivable for capital shares issued	22,289
Prepaid expenses	2,649

Total Assets	424,099,262

Liabilities:
Payable for capital shares redeemed	123,161
Accrued expenses and other payables:
Investment advisory fees	33,106
Fund administration fees	10,822
Distribution fees	27,831
Administrative servicing fees	52,439
Accounting and transfer agent fees	68
Custodian fees	2,855
Compliance program costs (Note 3)	450
Professional fees	8,483
Printing fees	7,885
Other	1,287

Total Liabilities	268,387

Net Assets	$423,830,875

Represented by:
Capital	$368,292,662
Accumulated undistributed net investment income	3,647,223
Accumulated net realized gains from affiliated investments	37,156,279
Net unrealized appreciation/(depreciation) from investments in affiliates	14,734,711

Net Assets	$423,830,875

Net Assets:
Class I Shares	$49,127,409
Class II Shares	374,703,466

Total	$423,830,875

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,101,291
Class II Shares	38,965,213

Total	44,066,504

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.63
Class II Shares	$9.62

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$104,273

Total Income	104,273

EXPENSES:
Investment advisory fees	417,335
Fund administration fees	64,956
Distribution fees Class II Shares	463,500
Administrative servicing fees Class I Shares	19,733
Administrative servicing fees Class II Shares	155,760
Professional fees	14,816
Printing fees	7,140
Trustee fees	6,814
Custodian fees	7,901
Accounting and transfer agent fees	255
Compliance program costs (Note 3)	926
Other	8,745

Total expenses before fees waived, and expenses reimbursed	1,167,881

Distribution fees waived — Class II (Note 3)	(296,641)
Investment advisory fees waived (Note 3)	(71,158)
Expenses reimbursed by adviser (Note 3)	(7,348)

Net Expenses	792,734

NET INVESTMENT LOSS	(688,461)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	2,205,562
Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,154,204

Net realized/unrealized gains from affiliated investments	4,359,766

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,671,305

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(688,461)	$4,164,940
Net realized gains from affiliated investments	2,205,562	39,878,979
Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,154,204	(50,519,028)

Change in net assets resulting from operations	3,671,305	(6,475,109)

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,542,703)
Class II	–	(12,291,354)
Net realized gains:
Class I	–	(4,736,375)
Class II	–	(38,450,178)

Change in net assets from shareholder distributions	–	(57,020,610)

Change in net assets from capital transactions	(17,980,834)	43,021,464

Change in net assets	(14,309,529)	(20,474,255)

Net Assets:
Beginning of period	438,140,404	458,614,659

End of period	$423,830,875	$438,140,404

Accumulated undistributed net investment income at end of period	$3,647,223	$4,335,684

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,127,546	$7,791,226
Dividends reinvested	–	6,279,078
Cost of shares redeemed	(1,493,449)	(7,764,382)

Total Class I Shares	1,634,097	6,305,922

Class II Shares
Proceeds from shares issued	6,981,946	27,793,744
Dividends reinvested	–	50,741,532
Cost of shares redeemed	(26,596,877)	(41,819,734)

Total Class II Shares	(19,614,931)	36,715,542

Change in net assets from capital transactions	$(17,980,834)	$43,021,464

10

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderately Aggressive Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	333,833	718,084
Reinvested	—	655,136
Redeemed	(158,219)	(733,226)

Total Class I Shares	175,614	639,994

Class II Shares
Issued	745,493	2,652,824
Reinvested	—	5,304,359
Redeemed	(2,856,566)	(3,861,020)

Total Class II Shares	(2,111,073)	4,096,163

Total change in shares	(1,935,459)	4,736,157

Amounts designated as “-” are zero or have been rounded to zero

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.53	(0.01)	0.11	0.10	–	–	–	$9.63	1.05%		$49,127,409	0.30%	(0.25%	)	0.34%	1.85%
Year Ended December 31, 2015	$11.12	0.11	(0.28)	(0.17)	(0.34)	(1.08)	(1.42)	$9.53	(1.43%	)	$46,956,263	0.30%	0.99%		0.30%	14.83%
Year Ended December 31, 2014	$11.88	0.18	0.38	0.56	(0.30)	(1.02)	(1.32)	$11.12	4.66%		$47,662,660	0.30%	1.52%		0.30%	16.21%
Year Ended December 31, 2013	$10.13	0.14	2.29	2.43	(0.18)	(0.50)	(0.68)	$11.88	24.35%		$45,578,125	0.30%	1.28%		0.30%	13.47%
Year Ended December 31, 2012	$9.18	0.09	1.25	1.34	(0.13)	(0.26)	(0.39)	$10.13	14.67%		$33,645,683	0.30%	0.94%		0.30%	8.85%
Year Ended December 31, 2011	$9.95	0.10	(0.54)	(0.44)	(0.24)	(0.09)	(0.33)	$9.18	(4.57%	)	$28,354,511	0.30%	1.06%		0.30%	13.96%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.52	(0.02)	0.12	0.10	–	–	–	$9.62	1.05%		$374,703,466	0.39%	(0.34%	)	0.59%	1.85%
Year Ended December 31, 2015	$11.11	0.10	(0.28)	(0.18)	(0.33)	(1.08)	(1.41)	$9.52	(1.51%	)	$391,184,141	0.39%	0.91%		0.55%	14.83%
Year Ended December 31, 2014	$11.87	0.16	0.38	0.54	(0.28)	(1.02)	(1.30)	$11.11	4.56%		$410,951,999	0.39%	1.37%		0.55%	16.21%
Year Ended December 31, 2013	$10.12	0.12	2.30	2.42	(0.17)	(0.50)	(0.67)	$11.87	24.28%		$429,925,332	0.39%	1.11%		0.55%	13.47%
Year Ended December 31, 2012	$9.17	0.08	1.25	1.33	(0.12)	(0.26)	(0.38)	$10.12	14.59%		$379,203,538	0.39%	0.81%		0.55%	8.85%
Year Ended December 31, 2011	$9.94	0.09	(0.54)	(0.45)	(0.23)	(0.09)	(0.32)	$9.17	(4.67%	)	$353,002,030	0.39%	0.91%		0.55%	13.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $71,158, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.17%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$2,429	$—	$—	$7,348	$9,777

Amounts designated as “—” are zero, or have been rounded to zero.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $64,956 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $926.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $296,641, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.08% and 0.08% for Class I and Class II shares, respectively, for a total amount of $175,493.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$52,744,597	$44,813	$1,811,416	$—	$486,071	$—	$50,021,818
NVIT Multi-Manager International Value Fund, Class Y	61,216,442	1,384,572	1,930,736	—	13,260	—	57,016,580
NVIT Multi-Manager Large Cap Growth Fund, Class Y	70,047,268	1,217,291	1,994,402	—	588,233	—	68,329,294
NVIT Multi-Manager Large Cap Value Fund, Class Y	83,130,055	77,220	4,514,489	—	759,864	—	80,994,500
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	21,884,986	558,832	882,053	—	107,731	—	21,519,649
NVIT Multi-Manager Mid Cap Value Fund, Class Y	30,537,383	—	2,518,648	—	140,421	—	30,172,269
NVIT Multi-Manager Small Cap Growth Fund, Class Y	8,672,193	351,240	312,420	—	86,874	—	8,763,379
NVIT Multi-Manager Small Cap Value Fund, Class Y	13,006,493	—	632,592	—	188,333	—	12,916,073
NVIT Multi-Manager Small Company Fund, Class Y	8,656,397	47,950	295,620	—	59,188	—	8,689,150
Nationwide Bond Fund, Institutional Class	8,927,730	248,145	808,579	104,273	(15,783)	—	8,756,516
NVIT Core Bond Fund, Class Y	35,365,506	1,504,735	4,850,943	—	(123,492)	—	34,218,486
NVIT Core Plus Bond Fund, Class Y	44,102,207	2,412,517	5,972,991	—	(85,138)	—	42,575,734

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $7,847,315 and sales of $26,524,889 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$409,984,592	$21,701,368	$(7,712,512)	$13,988,856

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund

SAR-CD-MCON 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	60.4%
Equity Funds	39.6%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	19.0%
NVIT Core Plus Bond Fund, Class Y	18.1%
NVIT Core Bond Fund, Class Y	15.1%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.0%
Nationwide Bond Fund, Institutional Class	6.1%
NVIT Multi-Manager International Value Fund, Class Y	5.7%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4.1%
NVIT Multi-Manager International Growth Fund, Class Y	3.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.1%
Other Holdings	4.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund June 30, 2016			Beginning Account Value($) 01/01/16	Ending Account Value($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,029.20	1.46	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.42	1.46	0.29
Class II Shares	Actual	(b)	1,000.00	1,029.20	1.92	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.97	1.91	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 39.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,244,430	$32,703,851
NVIT Multi-Manager International Value Fund, Class Y (a)	5,456,322	48,343,011
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,085,148	75,942,641
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	10,637,189	109,243,935
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,586,373	17,132,823
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,160,193	34,256,489
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	630,876	8,674,545
NVIT Multi-Manager Small Company Fund, Class Y (a)	410,370	8,732,679

Total Equity Funds (cost $314,978,562)		335,029,974

Fixed Income Funds 60.4%
Nationwide Bond Fund, Institutional Class (a)	5,161,910	51,464,248
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	1,764,954	17,420,095
NVIT Core Bond Fund, Class Y (a)	11,426,874	127,409,645
NVIT Core Plus Bond Fund, Class Y (a)	13,065,912	152,740,505
NVIT Short Term Bond Fund, Class Y (a)	15,403,631	160,967,943

Total Fixed Income Funds (cost $506,393,438)		510,002,436

Total Mutual Funds (cost $821,372,000)		845,032,410

Total Investments (cost $821,372,000) (b) — 100.0%		845,032,410
Liabilities in excess of other assets — 0.0%†		(274,359)

NET ASSETS — 100.0%		$844,758,051

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $821,372,000)	$845,032,410
Receivable for investments sold	422,375
Receivable for capital shares issued	1,887
Prepaid expenses	5,250

Total Assets	845,461,922

Liabilities:
Payable for capital shares redeemed	424,255
Accrued expenses and other payables:
Investment advisory fees	69,498
Fund administration fees	18,234
Distribution fees	62,020
Administrative servicing fees	104,385
Accounting and transfer agent fees	108
Custodian fees	5,661
Compliance program costs (Note 3)	916
Professional fees	9,369
Printing fees	8,997
Other	428

Total Liabilities	703,871

Net Assets	$844,758,051

Represented by:
Capital	$781,823,866
Accumulated undistributed net investment income	5,035,963
Accumulated net realized gains from affiliated investments	34,237,812
Net unrealized appreciation/(depreciation) from investments in affiliates	23,660,410

Net Assets	$844,758,051

Net Assets:
Class I Shares	$7,163,282
Class II Shares	837,594,769

Total	$844,758,051

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	655,597
Class II Shares	76,714,585

Total	77,370,182

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.93
Class II Shares	$10.92

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$412,347

Total Income	412,347

EXPENSES:
Investment advisory fees	831,178
Fund administration fees	109,385
Distribution fees Class II Shares	1,029,937
Administrative servicing fees Class I Shares	2,993
Administrative servicing fees Class II Shares	345,990
Professional fees	23,061
Printing fees	8,447
Trustee fees	13,620
Custodian fees	15,683
Accounting and transfer agent fees	379
Compliance program costs (Note 3)	1,830
Other	12,685

Total expenses before fees waived	2,395,188

Distribution fees waived — Class II (Note 3)	(659,162)
Investment advisory fees waived (Note 3)	(141,187)

Net Expenses	1,594,839

NET INVESTMENT LOSS	(1,182,492)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	683,713
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,123,620

Net realized/unrealized gains from affiliated investments	24,807,333

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,624,841

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(1,182,492)	$11,949,386
Net realized gains from affiliated investments	683,713	39,776,008
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,123,620	(59,902,287)

Change in net assets resulting from operations	23,624,841	(8,176,893)

Distributions to Shareholders From:
Net investment income:
Class I	–	(219,118)
Class II	–	(21,478,732)
Net realized gains:
Class I	–	(326,511)
Class II	–	(33,811,176)

Change in net assets from shareholder distributions	–	(55,835,537)

Change in net assets from capital transactions	(23,689,753)	16,492,145

Change in net assets	(64,912)	(47,520,285)

Net Assets:
Beginning of period	844,822,963	892,343,248

End of period	$844,758,051	$844,822,963

Accumulated undistributed net investment income at end of period	$5,035,963	$6,218,455

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$688,916	$2,443,672
Dividends reinvested	–	545,629
Cost of shares redeemed	(2,103,501)	(1,585,976)

Total Class I Shares	(1,414,585)	1,403,325

Class II Shares
Proceeds from shares issued	14,515,453	22,952,925
Dividends reinvested	–	55,289,908
Cost of shares redeemed	(36,790,621)	(63,154,013)

Total Class II Shares	(22,275,168)	15,088,820

Change in net assets from capital transactions	$(23,689,753)	$16,492,145

10

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderately Conservative Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	65,226	210,628
Reinvested	–	50,797
Redeemed	(200,222)	(138,065)

Total Class I Shares	(134,996)	123,360

Class II Shares
Issued	1,387,316	2,017,950
Reinvested	–	5,149,052
Redeemed	(3,474,129)	(5,584,720)

Total Class II Shares	(2,086,813)	1,582,282

Total change in shares	(2,221,809)	1,705,642

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.62	(0.01)	0.32	0.31	–	–	–	$10.93	2.92%		$7,163,282	0.29%	(0.20%	)	0.33%	4.78%
Year Ended December 31, 2015	$11.46	0.17	(0.27)	(0.10)	(0.29)	(0.45)	(0.74)	$10.62	(0.88%	)	$8,393,854	0.29%	1.53%		0.29%	12.86%
Year Ended December 31, 2014	$11.57	0.19	0.30	0.49	(0.29)	(0.31)	(0.60)	$11.46	4.17%		$7,647,140	0.29%	1.64%		0.29%	8.83%
Year Ended December 31, 2013	$10.80	0.18	1.04	1.22	(0.21)	(0.24)	(0.45)	$11.57	11.33%		$6,331,385	0.30%	1.56%		0.30%	10.12%
Year Ended December 31, 2012	$10.15	0.18	0.84	1.02	(0.18)	(0.19)	(0.37)	$10.80	10.13%		$4,955,966	0.30%	1.69%		0.30%	11.52%
Year Ended December 31, 2011	$10.51	0.17	(0.19)	(0.02)	(0.28)	(0.06)	(0.34)	$10.15	(0.28%	)	$3,220,916	0.30%	1.64%		0.30%	12.05%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.61	(0.02)	0.33	0.31	–	–	–	$10.92	2.92%		$837,594,769	0.38%	(0.29%	)	0.58%	4.78%
Year Ended December 31, 2015	$11.46	0.15	(0.27)	(0.12)	(0.28)	(0.45)	(0.73)	$10.61	(1.06%	)	$836,429,109	0.38%	1.35%		0.54%	12.86%
Year Ended December 31, 2014	$11.57	0.17	0.31	0.48	(0.28)	(0.31)	(0.59)	$11.46	4.08%		$884,696,108	0.38%	1.47%		0.54%	8.83%
Year Ended December 31, 2013	$10.80	0.16	1.05	1.21	(0.20)	(0.24)	(0.44)	$11.57	11.24%		$842,622,400	0.39%	1.40%		0.55%	10.12%
Year Ended December 31, 2012	$10.15	0.16	0.85	1.01	(0.17)	(0.19)	(0.36)	$10.80	10.04%		$735,742,221	0.39%	1.49%		0.55%	11.52%
Year Ended December 31, 2011	$10.51	0.16	(0.19)	(0.03)	(0.27)	(0.06)	(0.33)	$10.15	(0.27%	)	$567,581,529	0.39%	1.53%		0.55%	12.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $141,187 for which NFA shall not be entitled to later seek recoupment.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.17%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $109,385 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,830

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $659,162 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.08% and 0.08% for Class I and Class II shares, respectively, for a total amount of $348,983.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$33,783,333	$—	$502,245	$—	$94,958	$—	$32,703,851
NVIT Multi-Manager International Value Fund, Class Y	50,318,170	2,765,841	1,775,347	—	(113,175)	—	48,343,011
NVIT Multi-Manager Large Cap Growth Fund, Class Y	75,602,312	1,777,346	525,449	—	144,665	—	75,942,641
NVIT Multi-Manager Large Cap Value Fund, Class Y	108,898,701	4,249,081	7,523,502	—	543,495	—	109,243,935
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	16,648,311	660,691	150,025	—	3,596	—	17,132,823
NVIT Multi-Manager Mid Cap Value Fund, Class Y	33,409,982	—	1,649,607	—	78,920	—	34,256,489
NVIT Multi-Manager Small Cap Value Fund, Class Y	8,235,314	94,835	—	—	—	—	8,674,545
NVIT Multi-Manager Small Company Fund, Class Y	8,271,458	239,609	48,515	—	11,076	—	8,732,679
Nationwide Bond Fund, Institutional Class	25,715,193	25,904,337	1,712,593	412,347	(2,798)	—	51,464,248
Nationwide Inflation-Protected Securities Fund, Institutional Class	17,117,187	—	731,192	—	14,468	—	17,420,095
NVIT Core Bond Fund, Class Y	127,529,014	682,022	9,026,061	—	16,823	—	127,409,645
NVIT Core Plus Bond Fund, Class Y	152,979,205	1,701,626	9,248,872	—	46,264	—	152,740,505
NVIT Short Term Bond Fund, Class Y	186,597,379	2,119,359	32,181,821	—	(154,579)	—	160,967,943

Amounts designated as “—” are zero or have been rounded to zero.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $40,194,747 and sales of $65,075,229 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$821,571,499	$29,608,063	$(6,147,152)	$23,460,911

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund

SAR-CD-MGI 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Asset Allocation†

Fixed Income Funds	47.4%
Equity Funds	45.6%
Other assets in excess of liabilities ††	7.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	17.3%
NVIT Core Bond Fund, Class Y	14.4%
NVIT Short Term Bond Fund, Class Y	14.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	10.8%
NVIT Multi-Manager International Value Fund, Class Y	7.5%
NVIT Multi-Manager International Growth Fund, Class Y	6.7%
Nationwide Bond Fund, Institutional Class	5.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.0%
Other Holdings	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth & Income Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,017.30	1.25	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.62	1.26	0.25
Class II Shares	Actual	(b)	1,000.00	1,017.30	2.26	0.45
	Hypothetical	(b)(c)	1,000.00	1,022.63	2.26	0.45

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund

Mutual Funds 93.0%

	Shares	Market Value

Equity Funds 45.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,103,949	$31,287,809
NVIT Multi-Manager International Value Fund, Class Y (a)	3,938,587	34,895,883
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	4,060,163	50,670,837
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	5,874,734	60,333,522
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	1,311,558	14,164,828
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,197,762	23,823,735
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	689,444	9,479,858
NVIT Multi-Manager Small Company Fund, Class Y (a)	225,493	4,798,500

Total Equity Funds (cost $258,547,754)		229,454,972

Fixed Income Funds 47.4%
Nationwide Bond Fund, Institutional Class (a)	2,401,019	23,938,157
NVIT Core Bond Fund, Class Y (a)	6,031,135	67,247,160
NVIT Core Plus Bond Fund, Class Y (a)	6,933,053	81,047,389
NVIT Short Term Bond Fund, Class Y (a)	6,342,461	66,278,715

Total Fixed Income Funds (cost $236,086,235)		238,511,421

Total Mutual Funds (cost $494,633,989)		467,966,393

Total Investments (cost $494,633,989) (b) — 93.0%		467,966,393

Other assets in excess of liabilities — 7.0%		35,129,585

NET ASSETS — 100.0%		$503,095,978

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(59)	Mini MSCI EAFE	09/16/16	$4,764,840	$(63,142)
(12)	Russell 2000 Mini Future	09/16/16	1,376,880	(20,132)
(81)	S&P 500 E-Mini	09/16/16	8,465,310	(95,304)
(20)	S&P MID 400 E-Mini	09/16/16	2,986,000	(52,525)

			$17,593,030	$(231,103)

At June 30, 2016, the Fund has $906,400 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund
Assets:
Investments in affiliates, at value (cost $494,633,989)	$467,966,393
Cash	35,206,062
Deposits with broker for futures contracts	906,400
Receivable for capital shares issued	690,507
Prepaid expenses	2,992

Total Assets	504,772,354

Liabilities:
Payable for investments purchased	655,918
Payable for capital shares redeemed	63
Payable for variation margin on futures contracts	822,452
Accrued expenses and other payables:
Investment advisory fees	19,419
Fund administration fees	12,050
Distribution fees	82,139
Administrative servicing fees	61,294
Accounting and transfer agent fees	48
Custodian fees	2,722
Compliance program costs (Note 3)	501
Professional fees	10,845
Printing fees	7,716
Other	1,209

Total Liabilities	1,676,376

Net Assets	$503,095,978

Represented by:
Capital	$530,451,300
Accumulated undistributed net investment income	2,517,043
Accumulated net realized losses from affiliated investments and futures transactions	(2,973,666)
Net unrealized appreciation/(depreciation) from investments in affiliates	(26,667,596)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(231,103)

Net Assets	$503,095,978

Net Assets:
Class I Shares	$1,047,186
Class II Shares	502,048,792

Total	$503,095,978

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	104,587
Class II Shares	50,224,568

Total	50,329,155

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.01
Class II Shares	$10.00

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$204,850
Interest income from non-affiliates	22,577

Total Income	227,427

EXPENSES:
Investment advisory fees	524,971
Fund administration fees	71,372
Distribution fees Class II Shares	595,390
Administrative servicing fees Class I Shares	703
Administrative servicing fees Class II Shares	357,237
Professional fees	15,903
Printing fees	8,336
Trustee fees	7,863
Custodian fees	8,417
Accounting and transfer agent fees	197
Compliance program costs (Note 3)	1,050
Other	8,878

Total expenses before fees waived and expenses reimbursed	1,600,317

Distribution fees waived — Class II (Note 3)	(119,076)
Expenses reimbursed by adviser (Note 3)	(408,275)

Net Expenses	1,072,966

NET INVESTMENT LOSS	(845,539)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(1,396,423)
Net realized losses from futures transactions (Note 2)	(2,557,535)

Net realized losses from affiliated investments and futures transactions	(3,953,958)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	13,223,054
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	20,989

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	13,244,043

Net realized/unrealized gains from affiliated investments and futures transactions	9,290,085

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,444,546

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth & Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(845,539)	$5,733,974
Net realized gains/(losses) from affiliated investments and futures transactions	(3,953,958)	5,388,467
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	13,244,043	(32,336,834)

Change in net assets resulting from operations	8,444,546	(21,214,393)

Distributions to Shareholders From:
Net investment income:
Class I	–	(9,697)
Class II	–	(5,709,208)

Change in net assets from shareholder distributions	–	(5,718,905)

Change in net assets from capital transactions	27,381,558	116,290,021

Change in net assets	35,826,104	89,356,723

Net Assets:
Beginning of period	467,269,874	377,913,151

End of period	$503,095,978	$467,269,874

Accumulated undistributed net investment income at end of period	$2,517,043	$3,362,582

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$353,622	$696,628
Dividends reinvested	–	9,697
Cost of shares redeemed	(31,553)	(87,174)

Total Class I Shares	322,069	619,151

Class II Shares
Proceeds from shares issued	31,933,046	121,078,147
Dividends reinvested	–	5,709,208
Cost of shares redeemed	(4,873,557)	(11,116,485)

Total Class II Shares	27,059,489	115,670,870

Change in net assets from capital transactions	$27,381,558	$116,290,021

SHARE TRANSACTIONS:
Class I Shares
Issued	36,591	67,967
Reinvested	–	990
Redeemed	(3,223)	(8,347)

Total Class I Shares	33,368	60,610

Class II Shares
Issued	3,265,323	11,615,770
Reinvested	–	583,764
Redeemed	(494,696)	(1,088,692)

Total Class II Shares	2,770,627	11,110,842

Total change in shares	2,803,995	11,171,452

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.84	(0.01)	0.18	0.17	–	–	–	$10.01	1.73%	$1,047,186	0.25%	(0.15%)		0.42%	8.55%
Year Ended December 31, 2015	$10.40	0.39	(0.81)	(0.42)	(0.14)	–	(0.14)	$9.84	(4.03%)	$700,662	0.25%	3.77%		0.42%	10.54%
Period Ended December 31, 2014 (g)	$10.66	0.40	(0.20)	0.20	(0.27)	(0.19)	(0.46)	$10.40	1.79%	$110,317	0.25%	3.74%	(h)	0.43%	4.07%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.83	(0.02)	0.19	0.17	–	–	–	$10.00	1.73%	$502,048,792	0.45%	(0.35%)		0.67%	8.55%
Year Ended December 31, 2015	$10.40	0.14	(0.59)	(0.45)	(0.12)	–	(0.12)	$9.83	(4.29%)	$466,569,212	0.45%	1.31%		0.67%	10.54%
Year Ended December 31, 2014	$10.60	0.21	0.04	0.25	(0.26)	(0.19)	(0.45)	$10.40	2.26%	$377,802,834	0.45%	1.95%		0.69%	4.07%
Period Ended December 31, 2013 (i)	$10.00	0.28	0.58	0.86	(0.17)	(0.09)	(0.26)	$10.60	8.66%	$106,038,921	0.42%	4.03%		0.76%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(231,103)
Total		$(231,103)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(2,557,535)
Total	$(2,557,535)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$20,989
Total	$20,989

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Futures Contracts:
Average Notional Balance Long(a)	$75,287,743
Average Notional Balance Short(b)	$58,346,383

(a)	The Fund entered into long futures contracts from March 21, 2016 through June 30, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 21, 2016 and June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.22%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $18,078.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$83,673	$460,909	$757,976	$408,275	$1,710,833

(a)	For the period from May 1, 2013 through December 31, 2013.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $71,372 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,050.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $119,076, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $357,940.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$30,724,527	$2,074,576	$1,015,817	$—	$(82,051)	$—	$31,287,809
NVIT Multi-Manager International Value Fund, Class Y	33,485,663	3,917,903	370,794	—	(71,469)	—	34,895,883
NVIT Multi-Manager Large Cap Growth Fund, Class Y	52,034,562	3,260,049	4,004,263	—	34,250	—	50,670,837
NVIT Multi-Manager Large Cap Value Fund, Class Y	58,147,751	3,852,785	3,560,316	—	(481,854)	—	60,333,522
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	13,165,966	1,130,285	139,048	—	(36,073)	—	14,164,828
NVIT Multi-Manager Mid Cap Value Fund, Class Y	22,440,233	1,481,840	1,856,300	—	(427,643)	—	23,823,735
NVIT Multi-Manager Small Cap Value Fund, Class Y	8,864,305	592,736	380,056	—	(42,124)	—	9,479,858
NVIT Multi-Manager Small Company Fund, Class Y	4,471,613	296,368	131,576	—	(29,554)	—	4,798,500
Nationwide Bond Fund, Institutional Class	13,488,487	9,846,998	176,591	204,850	(426)	—	23,938,157
NVIT Core Bond Fund, Class Y	64,109,667	4,149,153	5,350,569	—	(17,848)	—	67,247,160
NVIT Core Plus Bond Fund, Class Y	76,018,690	5,038,257	3,836,851	—	16,888	—	81,047,389
NVIT Short Term Bond Fund, Class Y	78,196,976	4,549,720	18,377,169	—	(258,519)	—	66,278,715

Amounts designated as “—” are zero or have been rounded to zero.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $40,190,670 and sales of $39,199,350 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$495,720,478	$2,644,666	$(30,398,751)	$(27,754,085)

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth Fund

SAR-CD-MGR 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Managed Growth Fund

Asset Allocation†

Equity Funds	55.1%
Fixed Income Funds	38.2%
Other assets in excess of liabilities††	6.7%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	15.9%
NVIT Core Plus Bond Fund, Class Y	15.3%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	13.8%
NVIT Core Bond Fund, Class Y	12.4%
NVIT Short Term Bond Fund, Class Y	9.1%
NVIT Multi-Manager International Value Fund, Class Y	8.4%
NVIT Multi-Manager International Growth Fund, Class Y	7.7%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.1%
Nationwide Bond Fund, Institutional Class	4.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Other Holdings	4.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,013.30	1.10	0.22
	Hypothetical	(b)(c)	1,000.00	1,023.77	1.11	0.22
Class II Shares	Actual	(b)	1,000.00	1,012.30	2.10	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.77	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth Fund

Mutual Funds 93.3%

	Shares	Market Value

Equity Funds 55.1%
NVIT Multi-Manager International Growth Fund, Class Y (a)	7,105,273	$71,621,155
NVIT Multi-Manager International Value Fund, Class Y (a)	8,874,523	78,628,278
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	10,350,556	129,174,938
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	14,483,375	148,744,263
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	2,627,172	28,373,462
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	5,283,285	57,270,807
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	518,658	9,698,905
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,381,141	18,990,695
NVIT Multi-Manager Small Company Fund, Class Y (a)	451,735	9,612,923

Total Equity Funds (cost $618,957,442)		552,115,426

Fixed Income Funds 38.2%
Nationwide Bond Fund, Institutional Class (a)	3,850,343	38,387,921
NVIT Core Bond Fund, Class Y (a)	10,356,667	115,476,839
NVIT Core Plus Bond Fund, Class Y (a)	12,255,384	143,265,437
NVIT Short Term Bond Fund, Class Y (a)	8,169,416	85,370,400

Total Fixed Income Funds (cost $377,935,781)		382,500,597

Total Mutual Funds (cost $996,893,223)		934,616,023

Total Investments (cost $996,893,223) (b) — 93.3%		934,616,023
Other assets in excess of liabilities — 6.7%		66,689,596

NET ASSETS — 100.0%		$1,001,305,619

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
4	Mini MSCI EAFE	09/16/16	$323,040	$905
1	Russell 2000 Mini Future	09/16/16	114,740	(212)
6	S&P 500 E-Mini	09/16/16	627,060	1,320
1	S&P MID 400 E-Mini	09/16/16	149,300	(943)

			$1,214,140	$1,070

At June 30, 2016, the Fund has $62,480 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $996,893,223)	$934,616,023
Cash	66,364,704
Deposits with broker for futures contracts	62,480
Receivable for capital shares issued	1,811,278
Receivable for variation margin on futures contracts	520,534
Prepaid expenses	5,933

Total Assets	1,003,380,952

Liabilities:
Payable for investments purchased	1,720,609
Payable for capital shares redeemed	102
Accrued expenses and other payables:
Investment advisory fees	20,603
Fund administration fees	20,866
Distribution fees	164,110
Administrative servicing fees	122,386
Accounting and transfer agent fees	100
Custodian fees	5,445
Compliance program costs (Note 3)	1,015
Professional fees	11,417
Printing fees	8,569
Other	111

Total Liabilities	2,075,333

Net Assets	$1,001,305,619

Represented by:
Capital	$1,069,310,918
Accumulated undistributed net investment income	6,009,785
Accumulated net realized losses from affiliated investments and futures transactions	(11,738,954)
Net unrealized appreciation/(depreciation) from investments in affiliates	(62,277,200)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,070

Net Assets	$1,001,305,619

Net Assets:
Class I Shares	$1,861,572
Class II Shares	999,444,047

Total	$1,001,305,619

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	187,791
Class II Shares	101,018,695

Total	101,206,486

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.91
Class II Shares	$9.89

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$375,650
Interest income from non-affiliates	30,587

Total Income	406,237

EXPENSES:
Investment advisory fees	1,050,955
Fund administration fees	122,811
Distribution fees Class II Shares	1,192,021
Administrative servicing fees Class I Shares	1,351
Administrative servicing fees Class II Shares	715,220
Professional fees	25,083
Printing fees	9,070
Trustee fees	15,719
Custodian fees	16,921
Accounting and transfer agent fees	355
Compliance program costs (Note 3)	2,101
Other	12,968

Total expenses before fees waived, and expenses reimbursed	3,164,575

Distribution fees waived — Class II (Note 3)	(238,401)
Expenses reimbursed by adviser (Note 3)	(921,485)

Net Expenses	2,004,689

NET INVESTMENT LOSS	(1,598,452)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(3,095,191)
Net realized losses from futures transactions (Note 2)	(6,674,297)

Net realized losses from affiliated investments and futures transactions	(9,769,488)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	23,224,284
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	828,878

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	24,053,162

Net realized/unrealized gains from affiliated investments and futures transactions	14,283,674

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,685,222

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(1,598,452)	$10,647,330
Net realized gains/(losses) from affiliated investments and futures transactions	(9,769,488)	11,233,981
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	24,053,162	(70,103,990)

Change in net assets resulting from operations	12,685,222	(48,222,679)

Distributions to Shareholders From:
Net investment income:
Class I	–	(23,488)
Class II	–	(10,600,366)

Change in net assets from shareholder distributions	–	(10,623,854)

Change in net assets from capital transactions	48,909,338	240,526,700

Change in net assets	61,594,560	181,680,167

Net Assets:
Beginning of period	939,711,059	758,030,892

End of period	$1,001,305,619	$939,711,059

Accumulated undistributed net investment income at end of period	$6,009,785	$7,608,237

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$73,501	$1,260,199
Dividends reinvested	–	23,488
Cost of shares redeemed	(33,955)	(54,789)

Total Class I Shares	39,546	1,228,898

Class II Shares
Proceeds from shares issued	58,083,502	238,627,926
Dividends reinvested	–	10,600,366
Cost of shares redeemed	(9,213,710)	(9,930,490)

Total Class II Shares	48,869,792	239,297,802

Change in net assets from capital transactions	$48,909,338	$240,526,700

SHARE TRANSACTIONS:
Class I Shares
Issued	7,473	123,799
Reinvested	–	2,411
Redeemed	(3,472)	(5,240)

Total Class I Shares	4,001	120,970

Class II Shares
Issued	5,959,867	23,018,879
Reinvested	–	1,089,452
Redeemed	(953,287)	(983,841)

Total Class II Shares	5,006,580	23,124,490

Total change in shares	5,010,581	23,245,460

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.78	(0.01)	0.14	0.13	–	–	–	$9.91	1.33%	$1,861,572	0.22%	(0.14%)		0.41%	7.11%
Year Ended December 31, 2015	$10.39	0.25	(0.73)	(0.48)	(0.13)	–	(0.13)	$9.78	(4.62%)	$1,797,132	0.22%	2.40%		0.41%	9.41%
Period Ended December 31, 2014 (g)	$10.74	0.42	(0.31)	0.11	(0.28)	(0.18)	(0.46)	$10.39	1.02%	$652,993	0.22%	3.93%	(h)	0.42%	2.22%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.77	(0.02)	0.14	0.12	–	–	–	$9.89	1.23%	$999,444,047	0.42%	(0.33%)		0.66%	7.11%
Year Ended December 31, 2015	$10.39	0.13	(0.64)	(0.51)	(0.11)	–	(0.11)	$9.77	(4.88%)	$937,913,927	0.42%	1.21%		0.67%	9.41%
Year Ended December 31, 2014	$10.73	0.20	(0.09)	0.11	(0.27)	(0.18)	(0.45)	$10.39	1.01%	$757,377,899	0.42%	1.86%		0.67%	2.22%
Period Ended December 31, 2013 (i)	$10.00	0.28	0.71	0.99	(0.17)	(0.09)	(0.26)	$10.73	9.94%	$228,014,219	0.39%	4.02%		0.69%	0.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$2,225
Total		$2,225
Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(1,155)
Total		$(1,155)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(6,674,297)
Total	$(6,674,297)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$828,878
Total	$828,878

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Futures Contracts:
Average Notional Balance Long(a)	$132,257,965
Average Notional Balance Short(b)	$279,683,152

(a)	The Fund entered into long futures contracts from March 22, 2016 through June 30, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 22, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.22%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $36,196.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$144,009	$1,003,613	$1,706,873	$921,485	$3,775,980

(a)	For the period from May 1, 2013 through December 31, 2013.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $122,811 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,101.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $238,401, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $716,571.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$71,132,075	$4,288,298	$2,600,682	$—	$(157,959)	$—	$71,621,155
NVIT Multi-Manager International Value Fund, Class Y	76,448,915	7,913,998	813,194	—	(121,177)	—	78,628,278
NVIT Multi-Manager Large Cap Growth Fund, Class Y	133,843,252	7,504,522	10,457,295	—	55,958	—	129,174,938
NVIT Multi-Manager Large Cap Value Fund, Class Y	144,766,357	8,576,596	9,123,198	—	(995,272)	—	148,744,263
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	26,817,689	1,851,842	271,065	—	(115,069)	—	28,373,462
NVIT Multi-Manager Mid Cap Value Fund, Class Y	54,489,943	3,216,224	4,619,700	—	(1,047,155)	—	57,270,807
NVIT Multi-Manager Small Cap Growth Fund, Class Y	9,020,921	708,829	90,355	—	(29,161)	—	9,698,905
NVIT Multi-Manager Small Cap Value Fund, Class Y	17,934,788	1,072,075	805,504	—	(208,776)	—	18,990,695
NVIT Multi-Manager Small Company Fund, Class Y	9,050,435	536,037	288,561	—	(60,453)	—	9,612,923
Nationwide Bond Fund, Institutional Class	27,320,997	9,956,958	312,730	375,650	(2,366)	—	38,387,921
NVIT Core Bond Fund, Class Y	111,109,179	6,432,447	9,529,737	—	(57,713)	—	115,476,839
NVIT Core Plus Bond Fund, Class Y	135,890,581	8,040,559	7,455,537	—	(11,364)	—	143,265,437
NVIT Short Term Bond Fund, Class Y	100,419,204	5,217,788	22,706,023	—	(344,684)	—	85,370,400

Amounts designated as “—” are zero or have been rounded to zero.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $65,316,173 and sales of $69,073,581 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$999,378,839	$4,805,731	$(69,568,547)	$(64,762,816)

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

24

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

31

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

32

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

33

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Semiannual Report

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderate Fund

SAR-CD-MOD 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT CardinalSM Moderate Fund

Asset Allocation†

Equity Funds	59.6%
Fixed Income Funds	40.4%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	16.0%
NVIT Core Plus Bond Fund, Class Y	15.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	14.1%
NVIT Core Bond Fund, Class Y	12.1%
NVIT Short Term Bond Fund, Class Y	9.1%
NVIT Multi-Manager International Value Fund, Class Y	8.5%
NVIT Multi-Manager International Growth Fund, Class Y	7.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.1%
Nationwide Bond Fund, Institutional Class	4.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.0%
Other Holdings	4.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16(a)	Expense Ratio During Period (%) 01/01/16 - 06/30/16(a)
Class I Shares	Actual	(b)	1,000.00	1,020.20	1.41	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.47	1.41	0.28
Class II Shares	Actual	(b)	1,000.00	1,020.30	1.86	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.02	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderate Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 59.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	21,090,110	$212,588,313
NVIT Multi-Manager International Value Fund, Class Y (a)	26,325,463	233,243,601
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	30,788,367	384,238,817
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	42,432,766	435,784,504
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	7,678,420	82,926,938
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	15,281,384	165,650,203
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	1,531,454	28,638,184
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	4,040,200	55,552,757
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,333,824	28,383,766

Total Equity Funds (cost $1,528,945,603)		1,627,007,083

Fixed Income Funds 40.4%
Nationwide Bond Fund, Institutional Class (a)	11,238,904	112,051,873
NVIT Core Bond Fund, Class Y (a)	29,695,842	331,108,638
NVIT Core Plus Bond Fund, Class Y (a)	35,324,940	412,948,550
NVIT Short Term Bond Fund, Class Y (a)	23,796,006	248,668,266

Total Fixed Income Funds (cost $1,093,458,532)		1,104,777,327

Total Mutual Funds (cost $2,622,404,135)		2,731,784,410

Total Investments (cost $2,622,404,135) (b) — 100.0%		2,731,784,410
Liabilities in excess of other assets — 0.0%†		(828,173)

NET ASSETS — 100.0%		$2,730,956,237

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT CardinalSM Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,622,404,135)	$2,731,784,410
Receivable for investments sold	834,680
Receivable for capital shares issued	11,857
Prepaid expenses	17,044

Total Assets	2,732,647,991

Liabilities:
Payable for capital shares redeemed	846,515
Accrued expenses and other payables:
Investment advisory fees	208,454
Fund administration fees	51,552
Distribution fees	199,721
Administrative servicing fees	337,411
Accounting and transfer agent fees	330
Custodian fees	18,703
Compliance program costs (Note 3)	2,968
Professional fees	13,894
Printing fees	12,206

Total Liabilities	1,691,754

Net Assets	$2,730,956,237

Represented by:
Capital	$2,404,177,972
Accumulated undistributed net investment income	21,517,607
Accumulated net realized gains from affiliated investments	195,880,383
Net unrealized appreciation/(depreciation) from investments in affiliates	109,380,275

Net Assets	$2,730,956,237

Net Assets:
Class I Shares	$33,991,395
Class II Shares	2,696,964,842

Total	$2,730,956,237

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,064,886
Class II Shares	243,670,808

Total	246,735,694

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.09
Class II Shares	$11.07

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,138,054

Total Income	1,138,054

EXPENSES:
Investment advisory fees	2,595,795
Fund administration fees	309,447
Distribution fees Class II Shares	3,322,382
Administrative servicing fees Class I Shares	13,882
Administrative servicing fees Class II Shares	1,115,855
Professional fees	59,729
Printing fees	11,747
Trustee fees	44,028
Custodian fees	51,125
Accounting and transfer agent fees	960
Compliance program costs (Note 3)	5,954
Other	32,789

Total expenses before fees waived	7,563,693

Distribution fees waived — Class II (Note 3)	(2,126,332)
Investment advisory fees waived (Note 3)	(457,022)

Net Expenses	4,980,339

NET INVESTMENT LOSS	(3,842,285)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	10,638,061
Net change in unrealized appreciation/(depreciation) from investments in affiliates	45,816,437

Net realized/unrealized gains from affiliated investments	56,454,498

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$52,612,213

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$(3,842,285)	$33,723,566
Net realized gains from affiliated investments	10,638,061	211,186,693
Net change in unrealized appreciation/(depreciation) from investments in affiliates	45,816,437	(274,517,639)

Change in net assets resulting from operations	52,612,213	(29,607,380)

Distributions to Shareholders From:
Net investment income:
Class I	–	(992,828)
Class II	–	(81,545,762)
Net realized gains:
Class I	–	(1,919,008)
Class II	–	(163,328,433)

Change in net assets from shareholder distributions	–	(247,786,031)

Change in net assets from capital transactions	(110,613,060)	79,294,708

Change in net assets	(58,000,847)	(198,098,703)

Net Assets:
Beginning of period	2,788,957,084	2,987,055,787

End of period	$2,730,956,237	$2,788,957,084

Accumulated undistributed net investment income at end of period	$21,517,607	$25,359,892

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,980,253	$4,148,260
Dividends reinvested	–	2,911,836
Cost of shares redeemed	(1,661,909)	(4,474,211)

Total Class I Shares	318,344	2,585,885

Class II Shares
Proceeds from shares issued	11,780,777	25,373,638
Dividends reinvested	–	244,874,195
Cost of shares redeemed	(122,712,181)	(193,539,010)

Total Class II Shares	(110,931,404)	76,708,823

Change in net assets from capital transactions	$(110,613,060)	$79,294,708

10

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

SHARE TRANSACTIONS:
Class I Shares
Issued	186,857	346,955
Reinvested	–	265,779
Redeemed	(154,283)	(375,257)

Total Class I Shares	32,574	237,477

Class II Shares
Issued	1,090,671	2,144,556
Reinvested	–	22,404,574
Redeemed	(11,447,931)	(16,342,502)

Total Class II Shares	(10,357,260)	8,206,628

Total change in shares	(10,324,686)	8,444,105

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.87	(0.01)	0.23	0.22	–	–	–	$11.09	2.02%	$33,991,395	0.28%	(0.20)%	0.32%	1.81%
Year Ended December 31, 2015	$12.03	0.15	(0.27)	(0.12)	(0.35)	(0.69)	(1.04)	$10.87	(0.98)%	$32,950,305	0.28%	1.25%	0.28%	14.69%
Year Ended December 31, 2014	$12.07	0.19	0.38	0.57	(0.31)	(0.30)	(0.61)	$12.03	4.66%	$33,626,104	0.28%	1.59%	0.28%	6.14%
Year Ended December 31, 2013	$10.65	0.16	1.73	1.89	(0.19)	(0.28)	(0.47)	$12.07	17.98%	$29,785,972	0.28%	1.41%	0.28%	4.60%
Year Ended December 31, 2012	$9.76	0.13	1.09	1.22	(0.16)	(0.17)	(0.33)	$10.65	12.45%	$22,401,147	0.29%	1.21%	0.29%	9.52%
Year Ended December 31, 2011	$10.30	0.13	(0.36)	(0.23)	(0.25)	(0.06)	(0.31)	$9.76	(2.25)%	$18,114,596	0.29%	1.26%	0.29%	8.66%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.85	(0.02)	0.24	0.22	–	–	–	$11.07	2.03%	$2,696,964,842	0.37%	(0.29)%	0.57%	1.81%
Year Ended December 31, 2015	$12.01	0.14	(0.27)	(0.13)	(0.34)	(0.69)	(1.03)	$10.85	(1.07)%	$2,756,006,779	0.37%	1.15%	0.53%	14.69%
Year Ended December 31, 2014	$12.05	0.17	0.38	0.55	(0.29)	(0.30)	(0.59)	$12.01	4.57%	$2,953,429,683	0.37%	1.43%	0.53%	6.14%
Year Ended December 31, 2013	$10.64	0.15	1.72	1.87	(0.18)	(0.28)	(0.46)	$12.05	17.80%	$2,932,675,407	0.37%	1.32%	0.53%	4.60%
Year Ended December 31, 2012	$9.75	0.12	1.09	1.21	(0.15)	(0.17)	(0.32)	$10.64	12.37%	$2,271,186,975	0.38%	1.14%	0.54%	9.52%
Year Ended December 31, 2011	$10.29	0.13	(0.37)	(0.24)	(0.24)	(0.06)	(0.30)	$9.75	(2.33)%	$1,888,371,369	0.38%	1.26%	0.54%	8.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $457,022, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.16%.

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $309,447 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $5,954.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the six months ended June 30, 2016, the waiver of such distribution fees by NFD amounted to $2,126,332, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.08% and 0.08% for Class I and Class II shares, respectively, for a total amount of $1,129,737.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2016
NVIT Multi-Manager International Growth Fund, Class Y	$223,542,296	$—	$7,242,765	$—	$2,176,040	$—	$212,588,313
NVIT Multi-Manager International Value Fund, Class Y	242,927,433	5,742,766	389,566	—	(29,160)	—	233,243,601
NVIT Multi-Manager Large Cap Growth Fund, Class Y	390,302,316	2,340,577	3,197,835	—	1,091,237	—	384,238,817
NVIT Multi-Manager Large Cap Value Fund, Class Y	443,161,006	42,994	20,333,188	—	4,516,297	—	435,784,504
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	80,937,295	3,701,163	1,483,564	—	(782)	—	82,926,938
NVIT Multi-Manager Mid Cap Value Fund, Class Y	168,599,226	—	15,183,011	—	745,933	—	165,650,203
NVIT Multi-Manager Small Cap Growth Fund, Class Y	28,031,573	728,989	212,128	—	19,091	—	28,638,184
NVIT Multi-Manager Small Cap Value Fund, Class Y	55,920,201	—	2,690,726	—	738,972	—	55,552,757
NVIT Multi-Manager Small Company Fund, Class Y	28,313,168	—	824,190	—	260,164	—	28,383,766
Nationwide Bond Fund, Institutional Class	86,289,797	28,048,222	6,547,094	1,138,054	(34,071)	—	112,051,873
NVIT Core Bond Fund, Class Y	338,024,221	3,349,150	31,703,082	—	891,601	—	331,108,638
NVIT Core Plus Bond Fund, Class Y	421,751,874	5,358,303	33,973,938	—	421,946	—	412,948,550
NVIT Short Term Bond Fund, Class Y	282,037,030	—	40,038,601	—	(159,207)	—	248,668,266

Amounts designated as “—” are zero or have been rounded to zero.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $49,312,164 and sales of $163,819,688 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,623,169,493	$133,507,652	$(24,892,735)	$108,614,917

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to

21

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds.

22

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees noted that each of the Funds, except for the NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Managed Growth Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period (the two-year period, in the case of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund) ended August 31, 2015. As to NVIT Cardinal Conservative Fund and NVIT Cardinal Moderately Conservative Fund, the Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. The Trustees considered that, although for the three-year period, those Funds were ranked below the third quintile (the fifth quintile in the case of the NVIT Cardinal Conservative Fund, the fourth in the case of the NVIT Cardinal Moderately Conservative Fund), the more recent performance of each Fund ranked in the third quintile of its performance universe for the one-year period ended August 31, 2015.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered that each Fund uses an overlay sleeve, based on a proprietary algorithm that adjusts overall equity exposure of the Fund, which is intended to reduce volatility under certain market conditions. The Trustees considered the Adviser’s statement that, due to the levels of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Funds’ performance and caused the Funds to underperform other funds that did not have such an algorithm in place. For each of the Funds, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. The Trustees determined to continue to monitor the effect of the overlay sleeve on the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, and requested that the Adviser provide additional information regarding each Fund’s performance at upcoming meetings to facilitate heightened monitoring by the Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that as to NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of its Broadridge expense group.

The Trustees noted that, as to the remaining Funds, most had actual advisory fee rates and/or total expense ratios that ranked within the bottom two quintiles of their Broadridge expense groups. The Trustees considered the Adviser’s statement that peer comparisons of advisory fees for those Funds can be difficult, because advisers to many competitor funds-of-funds charge relatively low, or no, advisory fees, and instead rely for their compensation in whole or in part on the advisory fees they receive from the affiliated funds in which the funds-of-funds invest. They noted the Adviser’s statement that it does not follow that model with regard to the Funds, but rather relies on its compensation from the Funds themselves for its advisory services to the Funds, resulting in advisory fees at the fund-of funds level that appear high relative to many peer funds. The Trustees also considered the Adviser’s statement that it had, at the time of the organization of the Funds, chosen to control the Funds’ total expense ratios by charging a lower administrative services fee than do the other Nationwide Funds, and not to waive advisory fees. The Adviser advised the Trustees that, as a result, the Funds have relatively high advisory fees compared to their peers and appear to have relatively high total expense ratios compared to their peers, since those ratios are determined without reference to administrative service fees. The Trustees considered that the Adviser was proposing to waive each Fund’s advisory fee by 0.10% and to increase each Fund’s administrative services fees by the same amount, enhancing the comparability of both the Funds’ advisory fees and total expense ratios with those of their peers. They considered, for example, the Adviser’s statement that, upon implementation of the advisory fee waiver, each Fund would be at or within two basis points of its Broadridge expense group median with respect to actual advisory fees and total expense ratio (excluding 12b-1/non-12b-1 fees).

23

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

30

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

31

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

32

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

35

Glossary (con’t.)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Real Estate Fund

SAR-RE 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Real Estate Fund

Asset Allocation†

Common Stocks	98.7%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	97.5%
Diversified Telecommunication Services	2.5%
100.0%

Top Holdings††

Simon Property Group, Inc.	8.7%
Vornado Realty Trust	6.1%
Welltower, Inc.	5.3%
Prologis, Inc.	4.2%
Gramercy Property Trust	3.9%
Camden Property Trust	3.7%
SL Green Realty Corp.	3.6%
AvalonBay Communities, Inc.	3.6%
Equity Residential	3.3%
American Homes 4 Rent, Class A	3.1%
Other Holdings	54.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,097.10	4.80	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.29	4.62	0.92
Class II Shares	Actual	(a)	1,000.00	1,096.60	6.10	1.17
	Hypothetical	(a)(b)	1,000.00	1,019.05	5.87	1.17
Class Y Shares	Actual	(a)	1,000.00	1,098.60	4.02	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.03	3.87	0.77

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Real Estate Fund

Common Stocks 98.7%

	Shares	Market Value

Diversified Telecommunication Services 2.5%
SBA Communications Corp., Class A*	71,900	$7,760,886

Real Estate Investment Trusts (REITs) 96.2%
Acadia Realty Trust	177,945	6,320,606
American Homes 4 Rent, Class A	474,100	9,709,568
American Tower Corp.	69,900	7,941,339
AvalonBay Communities, Inc.	61,400	11,075,946
Brandywine Realty Trust	568,393	9,549,002
Camden Property Trust	130,405	11,530,410
Care Capital Properties, Inc.	312,475	8,189,970
CBL & Associates Properties, Inc.	957,503	8,914,353
Corporate Office Properties Trust	172,563	5,102,688
Crown Castle International Corp.	67,700	6,866,811
CyrusOne, Inc.	144,800	8,059,568
DiamondRock Hospitality Co.	486,300	4,391,289
Equity Commonwealth*	204,300	5,951,259
Equity Residential	147,000	10,125,360
Gramercy Property Trust	1,329,637	12,259,253
Hersha Hospitality Trust	171,909	2,948,239
Highwoods Properties, Inc.	177,100	9,350,880
Host Hotels & Resorts, Inc.	523,500	8,485,935
Kilroy Realty Corp.	109,658	7,269,229
Liberty Property Trust	133,900	5,318,508
MGM Growth Properties LLC, Class A	231,400	6,173,752
Outfront Media, Inc.	354,428	8,566,525
Physicians Realty Trust	412,600	8,668,726
Prologis, Inc.	263,987	12,945,922
Simon Property Group, Inc.	125,000	27,112,500
SL Green Realty Corp.	105,536	11,236,418
Spirit Realty Capital, Inc.	633,800	8,093,626
Sunstone Hotel Investors, Inc.	27,800	335,546
Urban Edge Properties	214,588	6,407,598
Ventas, Inc.	94,300	6,866,926
Vornado Realty Trust	188,623	18,884,935
Welltower, Inc.	218,000	16,605,060
Weyerhaeuser Co.	287,200	8,549,944
WP Glimcher, Inc.	301,784	3,376,963

		303,184,654

Total Investments (cost $297,272,520) (a) — 98.7%		310,945,540
Other assets in excess of liabilities — 1.3%		4,163,858

NET ASSETS — 100.0%		$315,109,398

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Real Estate Fund
Assets:
Investments, at value (cost $297,272,520)	$310,945,540
Cash	3,913,453
Dividends receivable	1,497,032
Receivable for investments sold	934,048
Receivable for capital shares issued	39,295
Prepaid expenses	1,815

Total Assets	317,331,183

Liabilities:
Payable for investments purchased	1,751,654
Payable for capital shares redeemed	199,725
Accrued expenses and other payables:
Investment advisory fees	170,114
Fund administration fees	11,934
Distribution fees	20,109
Administrative servicing fees	37,519
Accounting and transfer agent fees	117
Custodian fees	1,579
Compliance program costs (Note 3)	311
Professional fees	13,666
Printing fees	14,110
Other	947

Total Liabilities	2,221,785

Net Assets	$315,109,398

Represented by:
Capital	$283,315,100
Accumulated undistributed net investment income	7,020,204
Accumulated net realized gains from investments	11,101,074
Net unrealized appreciation/(depreciation) from investments	13,673,020

Net Assets	$315,109,398

Net Assets:
Class I Shares	$212,171,347
Class II Shares	102,357,907
Class Y Shares	580,144

Total	$315,109,398

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	29,784,522
Class II Shares	14,529,765
Class Y Shares	81,394

Total	44,395,681

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.12
Class II Shares	$7.04
Class Y Shares	$7.13

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$6,786,281
Interest income	4,717

Total Income	6,790,998

EXPENSES:
Investment advisory fees	1,009,551
Fund administration fees	70,913
Distribution fees Class II Shares	117,119
Administrative servicing fees Class I Shares	145,797
Administrative servicing fees Class II Shares	70,272
Professional fees	17,505
Printing fees	13,869
Trustee fees	4,645
Custodian fees	5,602
Accounting and transfer agent fees	368
Compliance program costs (Note 3)	644
Other	7,855

Total expenses before fees waived	1,464,140

Investment advisory fees waived (Note 3)	(18,749)

Net Expenses	1,445,391

NET INVESTMENT INCOME	5,345,607

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(11,000,065)
Net change in unrealized appreciation/(depreciation) from investments	33,464,902

Net realized/unrealized gains from investments	22,464,837

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,810,444

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$5,345,607	$8,916,268
Net realized gains/(losses) from investments	(11,000,065)	23,634,261
Net change in unrealized appreciation/(depreciation) from investments	33,464,902	(52,242,417)

Change in net assets resulting from operations	27,810,444	(19,691,888)

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,837,411)
Class II	–	(2,574,176)
Class Y	–	(6,738)
Net realized gains:
Class I	–	(32,528,601)
Class II	–	(15,329,179)
Class Y	–	(27,113)

Change in net assets from shareholder distributions	–	(56,303,218)

Change in net assets from capital transactions	(13,080,994)	16,477,943

Change in net assets	14,729,450	(59,517,163)

Net Assets:
Beginning of period	300,379,948	359,897,111

End of period	$315,109,398	$300,379,948

Accumulated undistributed net investment income at end of period	$7,020,204	$1,674,597

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,225,734	$20,377,463
Dividends reinvested	–	38,366,012
Cost of shares redeemed	(15,020,796)	(45,235,668)

Total Class I Shares	(9,795,062)	13,507,807

Class II Shares
Proceeds from shares issued	3,841,837	25,556,970
Dividends reinvested	–	17,903,355
Cost of shares redeemed	(7,399,048)	(40,644,167)

Total Class II Shares	(3,557,211)	2,816,158

Class Y Shares
Proceeds from shares issued	301,035	144,824
Dividends reinvested	–	33,851
Cost of shares redeemed	(29,756)	(24,697)

Total Class Y Shares	271,279	153,978

Change in net assets from capital transactions	$(13,080,994)	$16,477,943

SHARE TRANSACTIONS:
Class I Shares
Issued	804,996	2,494,520
Reinvested	–	6,231,786
Redeemed	(2,335,627)	(5,859,657)

Total Class I Shares	(1,530,631)	2,866,649

10

Statements of Changes in Net Assets (Continued)

	NVIT Real Estate Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	599,865	3,129,346
Reinvested	–	2,941,710
Redeemed	(1,164,944)	(5,135,016)

Total Class II Shares	(565,079)	936,040

Class Y Shares
Issued	45,380	20,618
Reinvested	–	5,483
Redeemed	(4,405)	(3,130)

Total Class Y Shares	40,975	22,971

Total change in shares	(2,054,735)	3,825,660

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$6.49	0.12	0.51	0.63	–	–	–	$7.12	9.71%		$212,171,347	0.92%	3.79%	0.93%	42.21%
Year Ended December 31, 2015	$8.47	0.21	(0.78)	(0.57)	(0.19)	(1.22)	(1.41)	$6.49	(5.36%	)	$203,155,482	0.91%	2.75%	0.93%	81.74%
Year Ended December 31, 2014	$8.91	0.28	2.09	2.37	(0.24)	(2.57)	(2.81)	$8.47	28.88%		$240,845,105	0.91%	3.05%	0.92%	88.98%
Year Ended December 31, 2013	$9.47	0.15	0.14	0.29	(0.14)	(0.71)	(0.85)	$8.91	3.05%		$196,371,890	0.94%	1.51%	0.95%	149.86%
Year Ended December 31, 2012	$9.06	0.11	1.32	1.43	(0.10)	(0.92)	(1.02)	$9.47	15.79%		$217,162,860	0.94%	1.15%	0.94%	18.51%
Year Ended December 31, 2011	$8.62	0.07	0.49	0.56	(0.08)	(0.04)	(0.12)	$9.06	6.50%		$213,774,978	0.94%	0.82%	0.94%	17.42%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$6.42	0.11	0.51	0.62	–	–	–	$7.04	9.66%		$102,357,907	1.17%	3.53%	1.18%	42.21%
Year Ended December 31, 2015	$8.40	0.19	(0.78)	(0.59)	(0.17)	(1.22)	(1.39)	$6.42	(5.66%	)	$96,962,239	1.16%	2.47%	1.18%	81.74%
Year Ended December 31, 2014	$8.86	0.27	2.06	2.33	(0.22)	(2.57)	(2.79)	$8.40	28.60%		$118,904,289	1.16%	2.95%	1.17%	88.98%
Year Ended December 31, 2013	$9.43	0.12	0.14	0.26	(0.12)	(0.71)	(0.83)	$8.86	2.70%		$74,142,051	1.19%	1.29%	1.20%	149.86%
Year Ended December 31, 2012	$9.02	0.09	1.32	1.41	(0.08)	(0.92)	(1.00)	$9.43	15.58%		$71,140,430	1.19%	0.91%	1.19%	18.51%
Year Ended December 31, 2011	$8.59	0.05	0.48	0.53	(0.06)	(0.04)	(0.10)	$9.02	6.14%		$65,337,105	1.19%	0.57%	1.19%	17.42%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$6.49	0.13	0.51	0.64	–	–	–	$7.13	9.86%		$580,144	0.77%	4.12%	0.78%	42.21%
Year Ended December 31, 2015	$8.47	0.25	(0.81)	(0.56)	(0.20)	(1.22)	(1.42)	$6.49	(5.22%	)	$262,227	0.76%	3.34%	0.78%	81.74%
Period Ended December 31, 2014 (f)	$9.97	0.27	1.05	1.32	(0.25)	(2.57)	(2.82)	$8.47	15.30%		$147,717	0.76%	4.49%	0.77%	88.98%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

14

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

15

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Brookfield Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $18,749, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.70%, and after contractual fee waivers was 0.69%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

16

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

During the six months ended June 30, 2016, NFM earned $70,913 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $644.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $216,069.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $122,838,893 and sales of $132,028,639 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016 the Fund recaptured $24,627 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$297,904,038	$30,787,766	$(17,746,264)	$13,041,502

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

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Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

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Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

25

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

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Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

27

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

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Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

29

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

30

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

31

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

32

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Core Bond Fund

SAR-CB 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Core Bond Fund

Asset Allocation†

Corporate Bonds	59.3%
Asset-Backed Securities	9.9%
U.S. Government Mortgage Backed Agencies	8.6%
Commercial Mortgage Backed Securities	3.3%
U.S. Treasury Bonds	2.8%
Collateralized Mortgage Obligations	2.8%
Municipal Bonds	2.2%
Bank Loans	1.8%
U.S. Treasury Notes	1.8%
Repurchase Agreements	1.7%
U.S. Government Sponsored & Agency Obligations	1.6%
Sovereign Bond	0.9%
Yankee Dollars	0.7%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries††

Banks	7.9%
Electric Utilities	5.6%
Oil, Gas & Consumable Fuels	5.6%
Gas Utilities	3.5%
Automobiles	3.1%
Media	3.0%
Airlines	3.0%
Real Estate Investment Trusts (REITs)	3.0%
Food Products	2.9%
Insurance	2.7%
Other Industries*	59.7%
100.0%

Top Holdings††

Federal National Mortgage Association Pool, 3.00%, 03/01/46	4.5%
Thacher Park CLO, 2.83%, 10/20/26	1.9%
U.S. Treasury Bonds, 2.88%, 05/15/43	1.5%
U.S. Treasury Bonds, 2.50%, 02/15/45	1.4%
VOLT XLI LLC, 4.25%, 02/26/46	1.3%
U.S. Treasury Notes, 2.50%, 05/15/24	1.2%
Tennessee Valley Authority, 5.88%, 04/01/36	1.1%
Babson CLO Ltd., 2.93%, 01/15/26	1.0%
Murphy Oil Corp., 4.70%, 12/01/22	0.9%
Five Corners Funding Trust, 4.42%, 11/15/23	0.9%
Other Holdings*	84.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,066.00	3.03	0.59
	Hypothetical	(a)(b)	1,000.00	1,021.93	2.97	0.59
Class II Shares	Actual	(a)	1,000.00	1,064.20	4.31	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.69	4.22	0.84
Class Y Shares	Actual	(a)	1,000.00	1,067.00	2.26	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.21	0.44

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Core Bond Fund

Asset-Backed Securities 9.9%

	Principal Amount	Market Value

Automobiles 1.4%
First Investors Auto Owner Trust, Series 2015-1A, Class A3, 1.71%, 11/16/20 (a)	$10,000,000	$9,978,789
Flagship Credit Auto Trust, Series 2016-1, Class A, 2.77%, 12/15/20 (a)	11,811,789	11,906,386

		21,885,175

Other 8.5%
Apidos CLO XIX, Series 2014-19A, Class B, 3.08%, 10/17/26 (a)(b)	5,000,000	4,989,000
Babson CLO Ltd., Series 2014-3A, Class B1, 2.93%, 01/15/26 (a)(b)	15,000,000	14,954,925
Dryden 34 Senior Loan Fund, Series 2014-34A, Class A, 2.06%, 10/15/26 (a)(b)	6,000,000	5,995,296
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 09/20/47 (a)	5,000,000	5,000,000
HERO Funding Trust Series 2015-2A, Class A, 3.99%, 09/20/40 (a)	9,047,546	9,075,593
Series 2015-3, Class A, 4.28%, 09/20/41 (a)	4,720,786	4,784,044
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.75%, 06/15/49 (a)	9,000,000	8,999,985
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 1.29%, 08/25/34 (b)	6,604,054	6,343,014
Thacher Park CLO, Series 2014-1A, Class B, 2.83%, 10/20/26 (a)(b)	28,000,000	27,770,092
VOLT XLI LLC, Series 2016-NPL1, Class A1, 4.25%, 02/26/46 (a)(c)	18,638,472	18,634,609
VOLT XLII LLC, Series 2016-NPL2, Class A1, 4.25%, 03/26/46 (a)(c)	4,740,173	4,739,854
VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.62%, 10/25/57 (a)(c)	13,276,696	13,211,907
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 3.62%, 07/25/45 (a)(c)	5,030,968	5,013,495

		129,511,814

Total Asset-Backed Securities (cost $151,418,248)		151,396,989

Bank Loans 1.8%

	Principal Amount	Market Value

Aerospace & Defense 0.3%
B/E Aerospace, Inc., 1st Lien Tranche B Term Loan, 3.75%, 12/16/21	$4,690,909	$4,694,427

Chemicals 0.1%
Huntsman International LLC, 1st Lien Tranche B Term Loan, 3.75%, 10/01/21	985,000	980,489

Consumer Finance 0.1%
TransFirst Inc., 1st Lien Tranche B Term Loan, 5.50%, 10/07/21	978,815	955,980

Electrical Equipment 0.1%
Sensata Technologies BV, 1st Lien Tranche B Term Loan, 3.00%, 10/14/21	1,965,125	1,961,608

Health Care Providers & Services 0.1%
Community Health Systems Inc., 1st Lien Tranche G Term Loan, 3.75%, 12/31/19	695,429	675,262
Community Health Systems Inc., 1st Lien Tranche H Term Loan, 4.00%, 01/27/21	1,279,571	1,245,265

		1,920,527

Health Care Technology 0.1%
Advanced Computer, 1st Lien Tranche B Term Loan, 6.50%, 01/31/22	1,972,525	1,864,036

Hotels Restaurants & Leisure 0.1%
Scientific Games Corp., 1st Lien Tranche B-2 Term Loan, 6.00%, 10/01/21	1,974,937	1,945,313

Information Technology Services 0.3%
First Data Corp., 1st Lien Tranche B Term Loan, 4.20%, 07/08/22	3,250,000	3,217,500
SI Organization, Inc./Vencore, Inc., 1st Lien Term Loan, 5.75%, 11/23/19	1,811,882	1,797,840

		5,015,340

Software 0.3%
TIBCO Software, Inc., 1st Lien Tranche B Term Loan, 6.50%, 12/04/20	4,937,500	4,513,714

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

Bank Loans (continued)

	Principal Amount	Market Value

Specialty Retail 0.3%
Camping World, Inc., 1st Lien Tranche B Term Loan, 5.75%, 02/20/20	$1,794,063	$1,777,809
PetSmart Inc., 1st Lien Tranche B Term Loan, 4.25%, 03/11/22	1,980,000	1,969,863

		3,747,672

Total Bank Loan (cost $27,995,606)		27,599,106

Collateralized Mortgage Obligations 2.8%
Citigroup Mortgage Loan Trust, Inc., Series 2015-A, Class A1, 3.50%, 06/25/58 (a)(b)	3,886,302	3,997,364
Federal Home Loan Mortgage Corp. REMICS Series 2653, Class C, 3.88%, 06/15/23	2,394,220	2,470,432
Series 3036, Class TM, 4.50%, 12/15/34	1,029,039	1,046,147
Series 3665, Class KA, 3.00%, 05/15/36	2,092,761	2,160,097
Series 3540, Class LN, 4.50%, 04/15/38	987,177	996,065
Federal National Mortgage Association REMICS
Series 2010-86, Class VB, 3.00%, 05/25/28	821,159	827,602
Series 2007-6, Class PA, 5.50%, 02/25/37	755,215	823,606
Series 2010-122, Class TG, 3.00%, 04/25/39	2,549,394	2,612,195
Series 2009-78, Class BM, 4.00%, 06/25/39	1,336,172	1,414,346
Government National Mortgage Association
Series 2010-61, Class PC, 4.50%, 02/20/37	3,082,290	3,130,226
Series 2010-6, Class PC, 5.00%, 03/16/37	5,441,967	5,542,544
Series 2010-37, Class ML, 4.50%, 12/20/38	6,705,718	6,998,211
Series 2010-112, Class QM, 2.50%, 09/20/39	2,232,634	2,278,397
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A5, 1.39%, 11/25/34 (b)	915,768	888,012

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

New Residential Mortgage Loan Trust, Series 2014-2A, Class A3, 3.75%, 05/25/54 (a)(b)	$3,041,577	$3,158,037
RALI Trust, Series 2004-QS2, Class CB, 5.75%, 02/25/34	4,383,018	4,508,836

Total Collateralized Mortgage Obligations (cost $42,603,901)		42,852,117

Commercial Mortgage Backed Securities 3.3%
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.90%, 12/10/49 (b)	1,567,333	1,561,734
COMM Mortgage Trust, Series 2014-TWC, Class B, 2.05%, 02/13/32 (a)(b)	10,000,000	9,879,169
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a)	2,250,000	2,520,509
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4, 5.44%, 03/10/39	6,673,956	6,735,293
Series 2007-GG9, Class AM, 5.48%, 03/10/39	750,000	762,552
GS Mortgage Securities Corp. II
Series 2006-GG8, Class A4, 5.56%, 11/10/39	896,354	898,726
Series 2006-GG8, Class AM, 5.59%, 11/10/39	2,000,000	2,010,436
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.25%, 04/15/41 (b)	1,294,788	1,364,853
Morgan Stanley Capital I Trust
Series 2005-T19, Class AJ, 4.98%, 06/12/47 (b)	15,278	15,273
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	828,726	860,472
Series 2011-C1, Class A4, 5.03%, 09/15/47 (a)(b)	3,000,000	3,364,724
Series 2014-CPT, Class AM, 3.52%, 07/13/29 (a)(b)	3,500,000	3,701,937
Series 2014-CPT, Class C, 3.56%, 07/13/29 (a)(b)	11,000,000	11,113,150
Series 2015-MS1, Class ASB, 3.46%, 05/15/48	5,000,000	5,344,836

Total Commercial Mortgage Backed Securities (cost $49,944,191)		50,133,664

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds 59.3%

	Principal Amount	Market Value

Aerospace & Defense 0.7%
Lockheed Martin Corp.,
3.55%, 01/15/26	$5,250,000	$5,702,823
United Technologies Corp.,
4.15%, 05/15/45	4,000,000	4,393,496

		10,096,319

Airlines 2.9%
Air Canada Pass Through Trust,
Series 2015-1, Class B, 3.88%, 03/15/23 (a)	12,610,763	11,822,591
American Airlines Pass Through Trust,
Series 2013-2, Class A, 4.95%, 01/15/23	9,703,813	10,552,897
Series 2015-1, Class B, 3.70%, 05/01/23	4,541,308	4,450,482
British Airways PLC,
Series 2013-1, Class A, 4.63%, 06/20/24 (a)	8,948,931	9,445,596
Continental Airlines Pass-Through Trust, Series 2000-2, Class A-1, 7.71%, 04/02/21	175,921	191,859
Spirit Airlines Pass Through Trust,
Series 2015-1, Class A, 4.10%, 04/01/28	8,000,000	8,120,000

		44,583,425

Automobiles 1.6%
Ford Motor Credit Co. LLC,
3.16%, 08/04/20	5,500,000	5,702,483
3.22%, 01/09/22 (d)	3,500,000	3,585,183
3.10%, 05/04/23	2,000,000	2,027,936
Hyundai Capital America,
2.88%, 08/09/18 (a)	5,000,000	5,123,615
2.60%, 03/19/20 (a)	8,000,000	8,143,680

		24,582,897

Banks 7.7%
Bank of America Corp.,
1.67%, 01/15/19 (b)(d)	10,000,000	10,040,610
4.20%, 08/26/24	5,000,000	5,168,590
Series L, 3.95%, 04/21/25	3,500,000	3,564,208
4.25%, 10/22/26	3,000,000	3,111,264
BNP Paribas SA,
4.38%, 05/12/26 (a)	3,500,000	3,536,190
BPCE SA,
4.50%, 03/15/25 (a)	6,500,000	6,496,795
Citigroup, Inc.,
2.50%, 07/29/19	5,000,000	5,093,150
4.45%, 09/29/27	5,000,000	5,150,555
Citizens Financial Group, Inc.,
4.35%, 08/01/25	6,200,000	6,524,446
4.30%, 12/03/25	2,000,000	2,105,102

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
CoBank, ACB,
1.25%, 06/15/22 (b)	$10,000,000	$9,300,470
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.63%, 12/01/23	5,000,000	5,272,480
Fifth Third Bank,
2.88%, 10/01/21	5,000,000	5,164,440
HSBC Bank USA NA,
4.88%, 08/24/20	3,000,000	3,259,194
Huntington Bancshares, Inc.,
7.00%, 12/15/20	2,500,000	2,933,510
JPMorgan Chase & Co.,
Series 1, 7.90%, 04/30/18 (b)(e)	1,000,000	1,020,000
3.88%, 09/10/24	3,000,000	3,106,011
4.95%, 06/01/45	1,500,000	1,646,967
People’s United Bank NA,
4.00%, 07/15/24	2,000,000	2,041,466
PNC Bank NA,
2.70%, 11/01/22	10,300,000	10,409,963
Sovereign Bank,
8.75%, 05/30/18	7,500,000	8,352,270
UBS Group Funding Jersey Ltd.,
2.95%, 09/24/20 (a)	5,000,000	5,084,845
4.13%, 04/15/26 (a)(d)	2,000,000	2,078,558
Wells Fargo & Co.,
4.10%, 06/03/26	7,000,000	7,487,277

		117,948,361

Beverages 1.8%
Anheuser-Busch InBev Finance, Inc.,
3.30%, 02/01/23	7,000,000	7,375,690
3.65%, 02/01/26	6,000,000	6,427,476
4.90%, 02/01/46	2,000,000	2,343,684
Dr. Pepper Snapple Group, Inc.,
3.40%, 11/15/25	6,000,000	6,376,086
Molson Coors Brewing Co.,
3.00%, 07/15/26	4,500,000	4,495,563

		27,018,499

Biotechnology 0.8%
Celgene Corp.,
2.88%, 08/15/20	4,000,000	4,136,520
4.63%, 05/15/44	2,350,000	2,444,247
Gilead Sciences, Inc.,
4.80%, 04/01/44	3,000,000	3,375,087
4.50%, 02/01/45 (d)	2,500,000	2,725,037

		12,680,891

Capital Markets 0.7%
FMR LLC,
7.49%, 06/15/19 (a)	3,250,000	3,778,512
6.50%, 12/14/40 (a)	3,000,000	3,950,049

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
FMR LLC (continued)
5.15%, 02/01/43 (a)	$1,000,000	$1,127,372
Morgan Stanley,
5.75%, 01/25/21	2,000,000	2,280,290

		11,136,223

Chemicals 1.9%
CF Industries, Inc.,
7.13%, 05/01/20	5,000,000	5,768,980
Cytec Industries, Inc.,
3.50%, 04/01/23	5,000,000	4,976,140
3.95%, 05/01/25	5,750,000	5,730,381
Monsanto Co.,
2.85%, 04/15/25	3,000,000	2,974,287
Mosaic Global Holdings, Inc.,
7.38%, 08/01/18	5,000,000	5,381,180
Potash Corp. of Saskatchewan, Inc.,
3.00%, 04/01/25	2,000,000	2,026,652
5.63%, 12/01/40	1,500,000	1,766,461

		28,624,081

Commercial Services & Supplies 0.2%
Clean Harbors, Inc.,
5.13%, 06/01/21	1,800,000	1,841,616
GATX Corp.,
5.20%, 03/15/44 (d)	1,000,000	1,036,033

		2,877,649

Consumer Finance 1.5%
Student Loan Marketing Association,
0.00%, 10/03/22	14,956,000	13,264,088
Visa, Inc.,
3.15%, 12/14/25	9,000,000	9,621,999

		22,886,087

Containers & Packaging 0.2%
Ball Corp.,
4.38%, 12/15/20	2,625,000	2,761,172

Diversified Financial Services 0.7%
GE Capital International Funding Co.,
2.34%, 11/15/20 (a)	10,713,000	11,036,115

Diversified Telecommunication Services 2.4%
AT&T, Inc.,
3.80%, 03/15/22	5,000,000	5,311,615
3.60%, 02/17/23	6,000,000	6,259,074
3.40%, 05/15/25	5,500,000	5,625,988
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 02/15/23	500,000	507,755
5.75%, 02/15/26 (a)	1,800,000	1,854,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.,
2.55%, 06/17/19	$7,000,000	$7,252,266
5.15%, 09/15/23	5,000,000	5,823,130
3.50%, 11/01/24 (d)	4,000,000	4,254,132

		36,887,960

Electric Utilities 5.5%
Ameren Corp.,
3.65%, 02/15/26	4,900,000	5,283,562
Ameren Illinois Co.,
3.25%, 03/01/25	5,500,000	5,924,919
Black Hills Corp.,
2.50%, 01/11/19	5,000,000	5,104,310
3.95%, 01/15/26	4,640,000	4,923,731
DTE Energy Co.,
3.30%, 06/15/22	4,000,000	4,215,720
Edison International,
2.95%, 03/15/23	2,000,000	2,050,580
Emera US Finance LP,
3.55%, 06/15/26 (a)	3,750,000	3,837,146
Entergy Arkansas, Inc.,
3.50%, 04/01/26	8,255,000	9,047,389
Eversource Energy,
2.50%, 03/15/21	10,000,000	10,286,820
Exelon Generation Co. LLC,
4.25%, 06/15/22 (d)	5,000,000	5,332,800
ITC Holdings Corp.,
6.05%, 01/31/18 (a)	4,150,000	4,399,909
3.65%, 06/15/24	7,000,000	7,285,488
NextEra Energy Capital Holdings, Inc.,
2.70%, 09/15/19	5,000,000	5,157,345
Pacific Gas & Electric Co.,
2.95%, 03/01/26	4,500,000	4,686,170
Public Service Co. of Colorado,
2.90%, 05/15/25	2,000,000	2,090,054
Southern Co. (The),
2.35%, 07/01/21	4,500,000	4,589,343

		84,215,286

Energy Equipment & Services 0.4%
Schlumberger Holdings Corp.,
4.00%, 12/21/25 (a)	5,000,000	5,381,170

Food & Staples Retailing 1.4%
CVS Pass-Through Trust,
6.04%, 12/10/28	6,551,529	7,434,472
6.94%, 01/10/30	11,140,209	13,392,726

		20,827,198

Food Products 2.8%
ConAgra Foods, Inc.,
4.95%, 08/15/20	2,540,000	2,778,478
3.20%, 01/25/23 (d)	5,663,000	5,842,342

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
Grupo Bimbo SAB de CV,
3.88%, 06/27/24 (a)	$4,000,000	$4,162,576
Kraft Foods Group, Inc.,
2.80%, 07/02/20 (a)	7,000,000	7,269,087
3.50%, 06/06/22 (d)	10,000,000	10,635,180
Post Holdings, Inc.,
6.75%, 12/01/21 (a)	2,800,000	2,961,000
Tyson Foods, Inc.,
3.95%, 08/15/24	9,100,000	9,822,949

		43,471,612

Gas Utilities 3.4%
AGL Capital Corp.,
3.88%, 11/15/25	7,000,000	7,518,910
Boardwalk Pipelines LP,
4.95%, 12/15/24	4,750,000	4,671,986
Enbridge Energy Partners LP,
5.20%, 03/15/20	4,500,000	4,721,153
Energy Transfer Equity LP,
5.50%, 06/01/27 (d)	4,000,000	3,760,000
Energy Transfer Partners LP,
6.50%, 02/01/42	2,000,000	2,100,122
Enterprise Products Operating LLC,
4.85%, 03/15/44	5,000,000	5,310,970
Kinder Morgan Energy Partners LP,
3.95%, 09/01/22	5,000,000	5,088,560
4.15%, 02/01/24	5,000,000	5,025,665
Kinder Morgan, Inc.,
5.55%, 06/01/45	1,500,000	1,524,117
Spectra Energy Partners LP,
4.60%, 06/15/21	2,700,000	2,926,714
4.75%, 03/15/24	8,500,000	9,341,865

		51,990,062

Health Care Providers & Services 2.0%
Aetna, Inc.,
3.20%, 06/15/26 (d)	5,500,000	5,658,532
Becton, Dickinson and Co.,
3.73%, 12/15/24	4,000,000	4,308,568
Dignity Health,
3.13%, 11/01/22	6,000,000	6,180,114
3.81%, 11/01/24	4,000,000	4,270,408
Express Scripts Holding Co.,
4.75%, 11/15/21	5,000,000	5,608,295
3.50%, 06/15/24 (d)	5,000,000	5,161,770

		31,187,687

Household Durables 0.7%
Newell Rubbermaid, Inc.,
3.15%, 04/01/21	2,000,000	2,083,564
3.85%, 04/01/23	4,000,000	4,242,676
4.20%, 04/01/26	4,000,000	4,336,204

		10,662,444

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates 1.1%
General Electric Co.,
6.00%, 08/07/19	$573,000	$656,384
5.30%, 02/11/21 (d)	1,718,000	1,993,203
4.65%, 10/17/21	1,432,000	1,639,888
5.40%, 05/15/22	1,125,000	1,300,801
Siemens Financieringsmaatschappij NV,
2.90%, 05/27/22 (a)	1,500,000	1,589,925
3.25%, 05/27/25 (a)(d)	9,000,000	9,736,380

		16,916,581

Insurance 2.6%
Five Corners Funding Trust,
4.42%, 11/15/23 (a)	12,750,000	13,760,246
Liberty Mutual Group, Inc.,
4.95%, 05/01/22 (a)	8,000,000	8,840,568
MassMutual Global Funding II,
3.60%, 04/09/24 (a)	3,000,000	3,220,716
TIAA Asset Management Finance Co. LLC,
2.95%, 11/01/19 (a)	2,000,000	2,048,916
4.13%, 11/01/24 (a)	11,650,000	12,238,267

		40,108,713

Media 2.9%
21st Century Fox America, Inc.,
3.70%, 10/15/25 (d)	4,500,000	4,874,382
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 07/23/25 (a)	10,000,000	10,933,020
Comcast Corp.,
3.38%, 08/15/25	5,500,000	5,942,942
Discovery Communications LLC,
4.90%, 03/11/26 (d)	5,500,000	5,832,607
NBCUniversal Media LLC,
4.38%, 04/01/21	4,000,000	4,482,272
Time Warner Cable, Inc.,
6.75%, 07/01/18	3,250,000	3,563,752
Time Warner, Inc.,
3.60%, 07/15/25 (d)	8,500,000	8,994,233

		44,623,208

Metals & Mining 0.7%
Freeport-McMoRan, Inc.,
3.88%, 03/15/23	4,950,000	4,331,250
Kinross Gold Corp.,
6.88%, 09/01/41	5,000,000	4,350,000
Xstrata (Canada) Financial Corp.,
4.95%, 11/15/21 (a)	2,000,000	2,000,000

		10,681,250

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Multi-Utilities & Unregulated Power 0.3%
Calpine Corp.,
7.88%, 01/15/23 (a)(d)	$4,530,000	$4,779,150

Oil, Gas & Consumable Fuels 5.3%
Baytex Energy Corp.,
5.13%, 06/01/21 (a)(d)	4,800,000	4,020,000
BP AMI Leasing, Inc.,
5.52%, 05/08/19 (a)	3,000,000	3,316,293
BP Capital Markets PLC,
3.56%, 11/01/21	8,000,000	8,604,800
Helmerich & Payne International Drilling Co.,
4.65%, 03/15/25	1,200,000	1,280,390
Murphy Oil Corp.,
4.70%, 12/01/22 (d)	15,060,000	13,777,972
Noble Energy, Inc.,
3.90%, 11/15/24 (d)	7,500,000	7,619,333
Noble Holding International Ltd.,
3.95%, 03/15/22	10,000,000	6,962,500
Petroleos Mexicanos,
3.50%, 01/30/23 (d)	5,000,000	4,708,000
5.63%, 01/23/46	2,000,000	1,823,000
Rowan Cos., Inc.,
5.00%, 09/01/17	6,280,000	6,358,500
4.88%, 06/01/22 (d)	2,830,000	2,476,250
4.75%, 01/15/24 (d)	5,000,000	4,062,500
Shell International Finance BV,
3.25%, 05/11/25	4,000,000	4,196,348
4.38%, 05/11/45	3,000,000	3,256,899
Transocean, Inc.,
7.38%, 04/15/18 (d)	1,500,000	1,518,750
6.50%, 11/15/20 (d)	3,000,000	2,666,100
WPX Energy, Inc.,
6.00%, 01/15/22 (d)	4,800,000	4,464,000

		81,111,635

Pharmaceuticals 1.4%
AbbVie, Inc.,
2.30%, 05/14/21	3,500,000	3,542,539
3.60%, 05/14/25	6,000,000	6,286,980
3.20%, 05/14/26	2,000,000	2,025,956
Actavis Funding SCS,
3.85%, 06/15/24	1,500,000	1,569,730
3.80%, 03/15/25	1,000,000	1,041,828
Watson Pharmaceuticals, Inc.,
3.25%, 10/01/22	7,000,000	7,151,795

		21,618,828

Real Estate Investment Trusts (REITs) 2.9%
CommonWealth REIT,
6.25%, 06/15/17	1,250,000	1,274,726
Corporate Office Properties LP,
3.70%, 06/15/21	12,500,000	12,640,563

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Corrections Corp. of America,
4.13%, 04/01/20	$2,300,000	$2,366,125
Liberty Property LP,
3.38%, 06/15/23	1,000,000	1,013,170
3.75%, 04/01/25	9,000,000	9,276,489
Piedmont Operating Partnership LP,
4.45%, 03/15/24	10,000,000	10,338,290
WEA Finance LLC/Westfield UK & Europe Finance PLC,
2.70%, 09/17/19 (a)	7,000,000	7,139,972

		44,049,335

Road & Rail 0.6%
Burlington Northern Santa Fe LLC,
4.90%, 04/01/44	5,500,000	6,561,967
Union Pacific Corp.,
2.75%, 04/15/23	2,250,000	2,355,305

		8,917,272

Software 0.3%
Oracle Corp.,
2.40%, 09/15/23	5,000,000	5,017,800

Textiles, Apparel & Luxury Goods 0.3%
Levi Strauss & Co.,
6.88%, 05/01/22	4,800,000	5,094,000

Tobacco 1.1%
Altria Group, Inc.,
4.75%, 05/05/21	4,000,000	4,562,516
4.00%, 01/31/24	3,250,000	3,635,905
Reynolds American, Inc.,
4.85%, 09/15/23	7,000,000	7,992,138

		16,190,559

Water Utilities 0.2%
American Water Capital Corp.,
3.85%, 03/01/24	2,550,000	2,817,061

Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.,
6.25%, 04/01/21 (d)	4,800,000	5,006,976

Total Corporate Bonds (cost $875,350,719)		907,787,506

Municipal Bonds 2.2%
California 1.4%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	3,885,000	5,188,456

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
State of California, GO
5.70%, 11/01/21	$10,250,000	$12,245,880
6.65%, 03/01/22	4,000,000	4,940,000

		22,374,336

District of Columbia 0.8%
Metropolitan Washington Airports Authority, RB
Series D, 7.46%, 10/01/46	6,000,000	9,278,160
Series D, 8.00%, 10/01/47	2,000,000	2,746,120

		12,024,280

Total Municipal Bonds (cost $29,864,081)		34,398,616

Sovereign Bond 0.9%
ISRAEL 0.9%
Israel Government AID Bond,
5.50%, 12/04/23	10,602,000	13,346,646

Total Sovereign Bond (cost $12,410,098)		13,346,646

U.S. Government Mortgage Backed Agencies 8.6%
Federal National Mortgage Association Pool
Pool# 464279 4.30%, 07/01/21	2,053,770	2,218,732
Pool# 874296 6.35%, 02/01/25	2,441,332	2,925,298
Pool# 464969 6.34%, 04/01/28	2,453,478	3,166,051
Pool# 468516 5.17%, 06/01/28	936,104	1,130,744
Pool# AM7073 6.41%, 01/01/30	1,539,497	1,863,583
Pool# 468127 5.70%, 05/01/41	1,230,980	1,542,719
Pool# AP0524 3.00%, 07/01/42	5,072,682	5,275,279
Pool# AQ9116 3.00%, 12/01/42	10,325,274	10,724,976
Pool# AR4239 3.00%, 02/01/43	11,897,263	12,372,219
Pool# AR9398 3.50%, 06/01/43	2,748,298	2,906,231
Pool# AS6181 3.00%, 11/01/45	9,349,218	9,711,136
Pool# AN0360 3.95%, 12/01/45	10,000,000	11,495,952

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS6815 3.00%, 03/01/46	$64,424,727	$66,918,671

Total U.S. Government Mortgage Backed Agencies (cost $130,154,838)		132,251,591

U.S. Government Sponsored & Agency Obligations 1.6%
Federal Home Loan Banks 5.00%, 03/12/21	5,000,000	5,863,575
Federal National Mortgage Association 0.00%, 06/01/17 (d)	1,000,000	994,381
Tennessee Valley Authority 5.88%, 04/01/36	11,793,000	17,089,637

Total U.S. Government Sponsored & Agency Obligations (cost $20,724,319)		23,947,593

U.S. Treasury Bonds 2.8%
U.S. Treasury Bonds
2.88%, 05/15/43	20,000,000	22,489,840
2.50%, 02/15/45	20,000,000	20,822,660

Total U.S. Treasury Bonds (cost $41,111,583)		43,312,500

U.S. Treasury Notes 1.8%
U.S. Treasury Inflation Indexed Note, 2.13%, 01/15/19 (d)(f)	3,000,000	3,586,538
U.S. Treasury Notes
2.50%, 05/15/24 (d)	17,000,000	18,464,261
2.00%, 08/15/25 (d)	4,550,000	4,756,707

Total U.S. Treasury Notes (cost $26,163,990)		26,807,506

Yankee Dollars 0.7%
Chemicals 0.4%
Agrium, Inc.
3.38%, 03/15/25	2,250,000	2,288,714
7.13%, 05/23/36	1,500,000	1,897,053
5.25%, 01/15/45	2,500,000	2,681,662

		6,867,429

Energy Equipment & Services 0.1%
Weatherford International Ltd., 6.50%, 08/01/36 (d)	2,700,000	1,937,250

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.2%
Nexen, Inc., 7.40%, 05/01/28	$2,000,000	$2,606,648

Total Yankee Dollars (cost $11,646,831)		11,411,327

Repurchase Agreements 1.7%
Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $3,000,037, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $3,060,000. (g)(h)	3,000,000	3,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $3,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $3,060,000. (g)(h)	3,000,000	3,000,000
Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $2,009,222, collateralized by U.S. Government Agency Securities, ranging from 2.00% - 11.50%, maturing 07/01/16 - 02/20/61; total market value $2,040,001. (g)(h)(i)	2,000,000	2,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $2,414,912, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $2,463,180. (g)(h)	2,414,883	2,414,883
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $4,000,412, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $4,080,420. (g)(h)	4,000,000	4,000,000
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $2,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $2,040,034. (g)(h)	2,000,000	2,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $2,000,023, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $2,040,000. (g)(h)	$2,000,000	$2,000,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $3,000,216, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $3,060,110. (g)(h)	3,000,000	3,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $5,000,778, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $5,100,119. (g)(h)(j)	5,000,000	5,000,000

Total Repurchase Agreements (cost $26,414,883)		26,414,883

Total Investments (cost $1,445,803,288) (k) — 97.4%		1,491,660,044
Other assets in excess of liabilities — 2.6%		40,102,128

NET ASSETS — 100.0%		$1,531,762,172

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $367,901,124 which represents 24.02% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2016.

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Bond Fund (Continued)

(d)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $79,002,245, which was collateralized by repurchase agreements with a total value of $26,414,883 and $54,905,337 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% - 29.28%, and maturity dates ranging from 07/14/16 - 05/20/66, a total value of $81,320,220.

(e)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date reflects the next call date.

(f)	Principal amounts are not adjusted for inflation.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $26,414,883.

(h)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(i)	The repurchase agreement has a daily put feature.

(j)	Illiquid security.

(k)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACB	Agricultural Credit Bank

AID	Agency for International Development

BA	Limited

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAB de CV	Public Traded Company

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Core Bond Fund
Assets:
Investments, at value* (cost $1,419,388,405)	$1,465,245,161
Repurchase agreements, at value (cost $26,414,883)	26,414,883

Total Investments, at value (total cost $1,445,803,288)	1,491,660,044

Cash	61,069,414
Interest receivable	10,561,583
Security lending income receivable	17,182
Receivable for investments sold	5,813,038
Receivable for capital shares issued	300,827
Prepaid expenses	9,483

Total Assets	1,569,431,571

Liabilities:
Payable for investments purchased	9,492,175
Payable for capital shares redeemed	1,153,322
Payable upon return of securities loaned (Note 2)	26,414,883
Accrued expenses and other payables:
Investment advisory fees	492,702
Fund administration fees	35,515
Distribution fees	19,939
Administrative servicing fees	14,072
Accounting and transfer agent fees	1,628
Custodian fees	9,998
Compliance program costs (Note 3)	1,661
Professional fees	24,643
Printing fees	8,861

Total Liabilities	37,669,399

Net Assets	$1,531,762,172

Represented by:
Capital	$1,459,681,374
Accumulated undistributed net investment income	28,299,938
Accumulated net realized losses from investments	(2,075,896)
Net unrealized appreciation/(depreciation) from investments	45,856,756

Net Assets	$1,531,762,172

Net Assets:
Class I Shares	$16,548,237
Class II Shares	99,140,185
Class Y Shares	1,416,073,750

Total	$1,531,762,172

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,484,349
Class II Shares	8,930,300
Class Y Shares	127,030,600

Total	137,445,249

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.15
Class II Shares	$11.10
Class Y Shares	$11.15

*	Includes value of securities on loan of $79,002,245 (Note 2).

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$27,599,352
Income from securities lending (Note 2)	126,250

Total Income	27,725,602

EXPENSES:
Investment advisory fees	2,965,458
Fund administration fees	226,132
Distribution fees Class II Shares	118,115
Administrative servicing fees Class I Shares	11,186
Administrative servicing fees Class II Shares	70,870
Professional fees	48,440
Printing fees	9,492
Trustee fees	24,654
Custodian fees	28,038
Accounting and transfer agent fees	6,382
Compliance program costs (Note 3)	3,346
Other	22,298

Total Expenses	3,534,411

NET INVESTMENT INCOME	24,191,191

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,690,775)
Net change in unrealized appreciation/(depreciation) from investments	78,783,850

Net realized/unrealized gains from investments	74,093,075

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$98,284,266

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$24,191,191	$48,436,439
Net realized gains/(losses) from investments	(4,690,775)	4,170,392
Net change in unrealized appreciation/(depreciation) from investments	78,783,850	(62,175,911)

Change in net assets resulting from operations	98,284,266	(9,569,080)

Distributions to Shareholders From:
Net investment income:
Class I	–	(431,094)
Class II	–	(2,788,001)
Class Y	–	(45,755,581)
Net realized gains:
Class I	–	(70,339)
Class II	–	(471,797)
Class Y	–	(6,767,881)

Change in net assets from shareholder distributions	–	(56,284,693)

Change in net assets from capital transactions	(89,890,201)	49,583,323

Change in net assets	8,394,065	(16,270,450)

Net Assets:
Beginning of period	1,523,368,107	1,539,638,557

End of period	$1,531,762,172	$1,523,368,107

Accumulated undistributed net investment income at end of period	$28,299,938	$4,108,747

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,590,724	$2,990,453
Dividends reinvested	–	501,433
Cost of shares redeemed	(1,897,738)	(5,286,633)

Total Class I Shares	1,692,986	(1,794,747)

Class II Shares
Proceeds from shares issued	6,586,952	15,284,320
Dividends reinvested	–	3,259,798
Cost of shares redeemed	(10,944,707)	(19,555,994)

Total Class II Shares	(4,357,755)	(1,011,876)

Class Y Shares
Proceeds from shares issued	21,481,198	78,338,246
Dividends reinvested	–	52,523,462
Cost of shares redeemed	(108,706,630)	(78,471,762)

Total Class Y Shares	(87,225,432)	52,389,946

Change in net assets from capital transactions	$(89,890,201)	$49,583,323

18

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	332,464	271,016
Reinvested	–	47,560
Redeemed	(175,368)	(480,659)

Total Class I Shares	157,096	(162,083)

Class II Shares
Issued	611,594	1,398,387
Reinvested	–	310,109
Redeemed	(1,033,156)	(1,794,172)

Total Class II Shares	(421,562)	(85,676)

Class Y Shares
Issued	1,985,559	7,111,882
Reinvested	–	4,988,977
Redeemed	(10,107,271)	(7,175,831)

Total Class Y Shares	(8,121,712)	4,925,028

Total change in shares	(8,386,178)	4,677,269

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.46	0.16	0.53	0.69	–	–	–	–	$11.15	6.60%		$16,548,237	0.59%	3.08%	0.59%	32.42%
Year Ended December 31, 2015	$10.92	0.33	(0.41)	(0.08)	(0.33)	(0.05)	(0.38)	–	$10.46	(0.72%	)	$13,877,606	0.59%	2.99%	0.59%	26.89%
Year Ended December 31, 2014	$10.69	0.31	0.23	0.54	(0.31)	–	(0.31)	–	$10.92	5.06%		$16,257,526	0.59%	2.79%	0.59%	31.66%
Year Ended December 31, 2013	$11.31	0.30	(0.51)	(0.21)	(0.29)	(0.12)	(0.41)	–	$10.69	(1.91%	)	$13,398,109	0.60%	2.68%	0.60%	33.61%
Year Ended December 31, 2012	$10.89	0.34	0.50	0.84	(0.35)	(0.07)	(0.42)	–	$11.31	7.75%		$19,849,931	0.60%	2.99%	0.60%	44.60%
Year Ended December 31, 2011	$10.53	0.34	0.35	0.69	(0.33)	–	(0.33)	–	$10.89	6.59%		$20,380,874	0.60%	3.18%	0.60%	43.26%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.43	0.15	0.52	0.67	–	–	–	–	$11.10	6.42%		$99,140,185	0.84%	2.83%	0.84%	32.42%
Year Ended December 31, 2015	$10.88	0.30	(0.40)	(0.10)	(0.30)	(0.05)	(0.35)	–	$10.43	(0.88%	)	$97,493,594	0.84%	2.73%	0.84%	26.89%
Year Ended December 31, 2014	$10.66	0.28	0.22	0.50	(0.28)	–	(0.28)	–	$10.88	4.68%		$102,727,503	0.84%	2.54%	0.84%	31.66%
Year Ended December 31, 2013	$11.28	0.27	(0.51)	(0.24)	(0.26)	(0.12)	(0.38)	–	$10.66	(2.13%	)	$111,094,728	0.84%	2.43%	0.84%	33.61%
Year Ended December 31, 2012	$10.86	0.31	0.50	0.81	(0.32)	(0.07)	(0.39)	–	$11.28	7.48%		$120,912,530	0.85%	2.74%	0.85%	44.60%
Year Ended December 31, 2011	$10.51	0.31	0.34	0.65	(0.30)	–	(0.30)	–	$10.86	6.24%		$129,001,795	0.85%	2.92%	0.85%	43.26%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.45	0.17	0.53	0.70	–	–	–	–	$11.15	6.70%		$1,416,073,750	0.44%	3.23%	0.44%	32.42%
Year Ended December 31, 2015	$10.91	0.34	(0.40)	(0.06)	(0.35)	(0.05)	(0.40)	–	$10.45	(0.56%	)	$1,411,996,907	0.44%	3.14%	0.44%	26.89%
Year Ended December 31, 2014	$10.69	0.33	0.21	0.54	(0.32)	–	(0.32)	–	$10.91	5.11%		$1,420,653,528	0.44%	2.94%	0.44%	31.66%
Year Ended December 31, 2013	$11.31	0.31	(0.50)	(0.19)	(0.31)	(0.12)	(0.43)	–	$10.69	(1.72%	)	$1,258,711,203	0.44%	2.83%	0.44%	33.61%
Year Ended December 31, 2012	$10.89	0.35	0.51	0.86	(0.37)	(0.07)	(0.44)	–	$11.31	7.91%		$1,056,013,651	0.45%	3.13%	0.45%	44.60%
Year Ended December 31, 2011	$10.53	0.36	0.34	0.70	(0.34)	–	(0.34)	–	$10.89	6.75%		$904,151,342	0.45%	3.33%	0.45%	43.26%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 2 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $26,414,883, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (d) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $376,729,063, collateralized by U.S. Government Agency Securities, ranging from 2.00% – 11.50%, maturing 07/01/16 – 02/20/61; total market value $382,500,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$3,000,000	$—	$3,000,000	$(3,000,000)	$—
BNP Paribas Securities Corp.	3,000,000	—	3,000,000	(3,000,000)	—
Citigroup Global Markets, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
ML Pierce Fenner & Smith, Inc.	2,414,883	—	2,414,883	(2,414,883)	—
Natixis New York Branch	4,000,000	—	4,000,000	(4,000,000)	—
Natixis New York Branch	2,000,000	—	2,000,000	(2,000,000)	—
Nomura Securities International, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
RBS Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$26,414,883	$—	$26,414,883	$(26,414,883)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.39%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $909,605.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $226,132 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,346.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $82,056.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $483,869,356 and sales of $596,952,481 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2016, the Fund had purchases of $189,917,538 and sales of $205,106,246 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,445,803,289	$59,070,567	$(13,213,812)	$45,856,755

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

29

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

31

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

33

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

38

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

40

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

41

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

42

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund

SAR-STB 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]	Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Short Term Bond Fund

Asset Allocation†

Corporate Bonds	54.6%
Asset-Backed Securities	21.4%
U.S. Treasury Notes	8.4%
Commercial Mortgage Backed Securities	6.1%
Collateralized Mortgage Obligations	1.9%
Bank Loans	1.8%
Yankee Dollars	0.7%
Repurchase Agreements	0.4%
Municipal Bond	0.4%
U.S. Government Mortgage Backed Agencies	0.2%
Other assets in excess of liabilities	4.1%
100.0%

Top Industries††

Automobiles	11.4%
Banks	9.0%
Oil, Gas & Consumable Fuels	6.2%
Health Care Providers & Services	4.9%
Food Products	2.8%
Gas Utilities	2.8%
Diversified Telecommunication Services	2.3%
Commercial Services & Supplies	2.0%
Beverages	1.6%
Real Estate Investment Trusts (REITs)	1.5%
Other Industries*	55.5%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.63%, 02/15/26	3.7%
Dryden Senior Loan Fund, 1.88%, 07/17/23	2.0%
Murphy Oil Corp., 3.50%, 12/01/17	2.0%
U.S. Treasury Notes, 2.00%, 08/15/25	1.8%
Rowan Cos., Inc., 5.00%, 09/01/17	1.7%
Gramercy Park CLO Ltd., 1.93%, 07/17/23	1.7%
Ford Motor Credit Co. LLC, 4.25%, 02/03/17	1.5%
CoBank, ACB, 1.25%, 06/15/22	1.4%
Transocean, Inc., 3.75%, 10/15/17	1.2%
New Residential Mortgage Loan Trust, 3.75%, 11/25/35	1.2%
Other Holdings*	81.8%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,024.50	2.77	0.55
	Hypothetical	(a)(b)	1,000.00	1,022.13	2.77	0.55
Class II Shares	Actual	(a)	1,000.00	1,022.60	3.97	0.79
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.97	0.79
Class Y Shares	Actual	(a)	1,000.00	1,025.50	1.96	0.39
	Hypothetical	(a)(b)	1,000.00	1,022.92	1.96	0.39

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund

Asset-Backed Securities 21.4%

	Principal Amount	Market Value

Automobiles 4.9%
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.62%, 03/20/19	$6,000,000	$6,015,042
Credit Acceptance Auto Loan Trust
Series 2013-2A, Class A, 1.50%, 04/15/21 (a)	801,005	801,269
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)	6,557,941	6,558,224
Series 2014-2A, Class A, 1.88%, 03/15/22 (a)	9,540,000	9,557,404
Series 2015-1A, Class A, 2.00%, 07/15/22 (a)	13,000,000	13,032,803
Series 2015-2A, Class A, 2.40%, 02/15/23 (a)	10,000,000	10,060,986
First Investors Auto Owner Trust
Series 2014-1A, Class A3, 1.49%, 01/15/20 (a)	5,046,616	5,041,023
Series 2014-2A, Class A2, 0.86%, 08/15/18 (a)	8,450	8,448
Series 2015-2A, Class A2, 2.28%, 09/15/21 (a)	11,580,000	11,681,520
Flagship Credit Auto Trust
Series 2014-2, Class A, 1.43%, 12/16/19 (a)	2,498,566	2,486,986
Series 2015-2, Class A, 1.98%, 10/15/20 (a)	9,879,753	9,873,320
Series 2015-3, Class A, 2.38%, 10/15/20 (a)	9,240,798	9,257,047
Prestige Auto Receivables Trust, Series 2016-1A, Class A3, 1.99%, 06/15/20 (a)	5,000,000	5,023,092

		89,397,164

Home Equity 1.1%
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A2B, 1.55%, 10/25/34 (b)	1,026,308	1,017,528
Ameriquest Mortgage Securities, Inc., Series 2003-10, Class AV1, 1.21%, 12/25/33 (b)	7,943,726	7,724,107
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 1.35%, 12/25/34 (b)	2,049,000	2,001,879
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2C, 1.21%, 01/25/35 (b)	9,070,303	8,950,260
Structured Asset Securities Corp., Series 2005-NC1, Class M1, 0.92%, 02/25/35 (b)	1,538,545	1,533,907

		21,227,681

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other 15.4%
A Voce CLO Ltd., Series 2014-1A, Class A1B, 2.09%, 07/15/26 (a)(b)	$9,000,000	$8,885,592
ALM VII Ltd., Series 2012-7A, Class A1, 2.05%, 10/19/24 (a)(b)	19,775,000	19,553,302
Alterna Funding II LLC, Series 2015-1X, Class A, 2.50%, 02/15/24	11,096,919	10,902,722
Ameriquest Mortgage Securities, Inc. Pass Through Certificates, Series 2004-R3, Class A1A, 1.14%, 05/25/34 (b)	3,470,272	3,442,818
Atrium VII, Series 7A, Class BR, 2.38%, 11/16/22 (a)(b)	5,000,000	4,935,950
Bayview Opportunity Master Fund IIIa Trust
Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)	3,897,860	3,887,023
Series 2014-18NP, Class A, 3.23%, 07/28/34 (a)(c)	11,229,278	11,221,504
Bayview Opportunity Master Fund Trust, Series 2014-15RP, Class A, 3.72%, 10/28/19 (a)(b)	4,181,537	4,172,363
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 0.94%, 07/25/35 (b)	6,953,863	6,845,444
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A, 2.00%, 12/10/23 (a)	6,745,150	6,711,424
Dryden Senior Loan Fund
Series 2011-22A, Class A1R, 1.80%, 01/15/22 (a)(b)	3,948,376	3,888,309
Series 2012-23A, Class A1R, 1.88%, 07/17/23 (a)(b)	35,000,000	35,008,540
First Franklin Mortgage Loan Trust, Series 2004-FF6, Class A1, 1.23%, 07/25/34 (b)	1,169,228	1,168,269
FNA Trust, Series 2014-1A, Class A, 1.30%, 12/10/22 (a)	3,489,638	3,462,920
Gramercy Park CLO Ltd., Series 2012-1A, Class A1R, 1.93%, 07/17/23 (a)(b)	30,000,000	29,903,100
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 2.13%, 07/20/26 (a)(b)	2,178,000	2,174,280
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2015-T2, Class AT2, 3.30%, 08/17/48 (a)	8,542,000	8,622,903
Series 2015-T4, Class AT4, 3.20%, 11/15/47 (a)	20,000,000	20,093,630
Series 2016-T1, Class AT1, 2.75%, 06/15/49 (a)	6,000,000	5,999,990

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 2.06%, 11/20/23 (a)(b)	$2,300,000	$2,304,703
RMAT LLC, Series 2015-1, Class A1, 4.09%, 07/27/20 (a)(c)	8,630,377	8,589,734
Soundview Home Loan Trust, Series 2005-CTX1, Class M1, 0.87%, 11/25/35 (b)	2,137,090	2,123,592
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2015-T3, Class AT3, 2.92%, 07/15/47 (a)	14,000,000	14,061,278
Tax Ease Funding LLC, Series 2016-1A, Class A, 3.13%, 06/15/28 (a)	6,250,000	6,249,938
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.88%, 04/25/55 (a)(c)	1,035,535	1,034,535
VOLT XL LLC, Series 2015-NP14, Class A1, 4.38%, 11/27/45 (a)(c)	6,076,951	6,100,273
VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.50%, 02/25/55 (a)(c)	8,048,546	8,003,418
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.50%, 06/26/45 (a)(c)	9,234,759	9,169,467
VOLT XXVI LLC, Series 2014-NPL6, Class A1, 3.13%, 09/25/43 (a)(c)	5,083,620	5,042,039
VOLT XXXIX LLC, Series 2015-NP13, Class A1, 4.12%, 10/25/45 (a)(c)	8,559,135	8,571,329
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 3.62%, 07/25/45 (a)(c)	4,578,180	4,546,538
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 3.62%, 07/25/45 (a)(c)	14,254,410	14,204,902

		280,881,829

Total Asset-Backed Securities (cost $391,913,668)		391,506,674

Bank Loans 1.8%
Chemicals 0.1%
Huntsman International LLC, 1st Lien Tranche B Term Loan, 3.75%, 10/01/21	1,970,000	1,960,977

Bank Loans (continued)

	Principal Amount	Market Value

Electrical Equipment 0.2%
Sensata Technologies BV, 1st Lien Tranche B Term Loan, 3.00%, 10/14/21	$2,947,688	$2,942,411

Health Care Providers & Services 0.1%
Community Health Systems Inc., 1st Lien Tranche G Term Loan, 3.75%, 12/31/19	1,043,144	1,012,893
Community Health Systems Inc., 1st Lien Tranche H Term Loan, 4.00%, 01/27/21	1,919,356	1,867,898

		2,880,791

Health Care Technology 0.3%
Advanced Computer, 1st Lien Tranche B Term Loan, 6.50%, 01/31/22	5,256,767	4,967,645

Information Technology Services 0.4%
First Data Corp., 1st Lien Tranche B Term Loan, 4.20%, 07/08/22	5,750,000	5,692,500
SI Organization, Inc./Vencore, Inc., 1st Lien Term Loan, 5.75%, 11/23/19	940,898	933,606

		6,626,106

Software 0.5%
TIBCO Software, Inc., 1st Lien Tranche B Term Loan, 6.50%, 12/04/20	9,875,000	9,027,429

Specialty Retail 0.2%
Camping World, Inc., 1st Lien Tranche B Term Loan, 5.75%, 02/20/20	3,588,128	3,555,619

Total Bank Loan (cost $32,626,442)		31,960,978

Collateralized Mortgage Obligations 1.9%
CSMC Trust, Series 2012-CIM1, Class A1, 3.38%, 02/25/42 (a)(b)	1,062,015	1,066,997
Federal Home Loan Mortgage Corp. REMICS
Series 3640, Class EL, 4.00%, 03/15/20	556,783	576,000
Series 3728, Class EA, 3.50%, 09/15/20	30,019	30,007
Series 3616, Class PA, 4.50%, 11/15/39	426,464	448,463

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

GSAA Trust, Series 2004-NC1, Class AF6, 5.26%, 11/25/33 (c)	$59,859	$61,447
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75%, 11/25/35 (a)(b)	20,743,485	21,420,470
Series 2014-3A, Class AFX3, 3.75%, 11/25/54 (a)(b)	10,387,203	10,840,096
Residential Accredit Loans, Inc., Series 2003-QS20, Class CB, 5.00%, 11/25/18	760,051	765,672

Total Collateralized Mortgage Obligations (cost $35,072,897)		35,209,152

Commercial Mortgage Backed Securities 6.1%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.72%, 06/10/49 (b)	7,197,303	7,315,719
Banc of America Re-Remic Trust, Series 2013-DSNY, Class B, 1.94%, 09/15/26 (a)(b)	6,098,000	6,067,428
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.70%, 06/11/50	11,353,817	11,730,045
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.29%, 12/15/27 (a)(b)	5,000,000	4,953,216
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class A4, 5.90%, 12/10/49 (b)	19,691,000	20,268,525
Series 2008-C7, Class A4, 6.34%, 12/10/49 (b)	8,459,611	8,799,172
COMM Mortgage Trust
Series 2014-TWC, Class B, 2.05%, 02/13/32 (a)(b)	13,000,000	12,842,920
Series 2014-TWC, Class C, 2.28%, 02/13/32 (a)(b)	6,000,000	5,885,539
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	82,181	82,696
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class XA, IO, 1.19%, 12/15/48 (b)	23,873,485	1,265,280
Morgan Stanley Capital I Trust
Series 2007-IQ15, Class A4, 6.10%, 06/11/49 (b)	8,310,662	8,622,594
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	8,287,258	8,604,718

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.15%, 02/15/51 (b)	$5,431,486	$5,543,899
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, 1.79%, 02/15/27 (a)(b)	9,000,000	8,915,212

Total Commercial Mortgage Backed Securities (cost $117,078,671)		110,896,963

Corporate Bonds 54.6%
Airlines 1.3%
Air Canada Pass Through Trust, Series 2015-1, Class B, 3.88%, 03/15/23 (a)	11,116,873	10,422,069
American Airlines Pass Through Trust, Series 2013-2, Class B, 5.60%, 07/15/20 (a)	4,174,842	4,300,087
Series 2015-1, Class B, 3.70%, 05/01/23	3,633,047	3,560,386
Series 2015-2, Class B, 4.40%, 09/22/23	5,000,000	5,012,500

		23,295,042

Auto Components 0.7%
BorgWarner, Inc.,
5.75%, 11/01/16	3,000,000	3,036,312
Johnson Controls, Inc.,
1.40%, 11/02/17	10,000,000	10,031,210

		13,067,522

Automobiles 6.1%
Daimler Finance North America LLC,
1.32%, 08/01/16 (a)(b)	10,000,000	10,004,080
1.01%, 03/10/17 (a)(b)	10,000,000	9,998,600
Ford Motor Credit Co. LLC,
8.00%, 12/15/16	9,775,000	10,070,596
4.25%, 02/03/17	26,000,000	26,415,480
1.18%, 09/08/17 (b)	10,000,000	9,969,180
Hyundai Capital America,
2.60%, 03/19/20 (a)	10,000,000	10,179,600
Hyundai Capital Services, Inc.,
4.38%, 07/27/16 (a)	2,400,000	2,404,298
1.45%, 03/18/17 (a)(b)	7,000,000	6,996,857
3.50%, 09/13/17 (a)	7,650,000	7,836,568
Nissan Motor Acceptance Corp.,
1.23%, 03/03/17 (a)(b)	10,000,000	10,007,340
1.95%, 09/12/17 (a)	4,165,000	4,197,987
2.65%, 09/26/18 (a)	3,035,000	3,113,206

		111,193,792

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks 8.6%
Bank of America Corp., 1.67%, 01/15/19 (b)(d)	$5,000,000	$5,020,305
Series L, 2.60%, 01/15/19	10,000,000	10,232,690
Series L, 2.65%, 04/01/19	5,000,000	5,122,370
Bank of America NA, 5.30%, 03/15/17	5,000,000	5,134,835
Citigroup, Inc., 2.50%, 07/29/19	10,000,000	10,186,300
Citizens Bank NA, 2.45%, 12/04/19	10,000,000	10,132,600
CoBank, ACB, 1.25%, 06/15/22 (b)	25,635,000	23,841,755
Fifth Third Bancorp, 2.30%, 03/01/19	7,000,000	7,131,208
HSBC USA, Inc., 1.52%, 09/24/18 (b)	10,000,000	9,978,530
Huntington Bancshares, Inc., 2.60%, 08/02/18 (d)	2,450,000	2,496,939
Huntington National Bank (The), 1.30%, 11/20/16	10,000,000	10,011,220
JPMorgan Chase & Co., 1.63%, 05/15/18 (d)	5,000,000	5,019,545
JPMorgan Chase Bank NA, 6.00%, 10/01/17	2,200,000	2,323,664
MUFG Union Bank NA, 1.39%, 09/26/16 (b)	10,000,000	10,012,250
National City Bank, 1.00%, 12/15/16 (b)	10,432,000	10,427,671
SunTrust Bank, 5.20%, 01/17/17	10,000,000	10,202,590
Wells Fargo & Co., 1.10%, 04/22/19 (b)	20,000,000	19,933,060

		157,207,532

Beverages 1.5%
Anheuser-Busch InBev Finance, Inc., 2.65%, 02/01/21	5,000,000	5,185,075
Molson Coors Brewing Co., 2.10%, 07/15/21	7,500,000	7,522,800
SABMiller Holdings, Inc., 1.33%, 08/01/18 (a)(b)	15,000,000	14,990,475

		27,698,350

Biotechnology 1.1%
Celgene Corp.,
2.30%, 08/15/18	14,118,000	14,376,981
2.88%, 08/15/20	5,000,000	5,170,650

		19,547,631

Capital Markets 1.2%
Bear Stearns Cos. LLC (The), 6.40%, 10/02/17	14,353,000	15,249,201

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
FMR LLC, 7.49%, 06/15/19 (a)	$2,000,000	$2,325,238
Morgan Stanley, 2.20%, 12/07/18 (d)	4,000,000	4,052,696

		21,627,135

Chemicals 0.9%
CF Industries, Inc., 7.13%, 05/01/20	5,500,000	6,345,878
Solvay Finance America LLC, 3.40%, 12/03/20 (a)(d)	10,000,000	10,472,310

		16,818,188

Commercial Services & Supplies 1.9%
Catholic Health Initiatives, 1.60%, 11/01/17	10,000,000	10,040,690
GATX Corp.,
1.25%, 03/04/17	5,445,000	5,437,595
2.38%, 07/30/18	5,000,000	5,054,500
2.60%, 03/30/20 (d)	9,000,000	8,944,965
Novant Health, Inc., Series 09B, 5.35%, 11/01/16	5,000,000	5,076,590

		34,554,340

Containers & Packaging 0.1%
Ball Corp., 4.38%, 12/15/20	2,125,000	2,235,234

Diversified Financial Services 0.6%
National Rural Utilities Cooperative Finance Corp., 2.00%, 01/27/20	10,000,000	10,205,930

Diversified Telecommunication Services 2.2%
AT&T, Inc., 2.80%, 02/17/21	10,000,000	10,260,400
Verizon Communications, Inc.,
1.06%, 06/09/17 (b)	20,000,000	20,010,540
1.43%, 06/17/19 (b)	10,000,000	10,050,600

		40,321,540

Electric Utilities 1.4%
Indiana Michigan Power Co., 7.00%, 03/15/19	10,000,000	11,361,510
ITC Holdings Corp., 6.05%, 01/31/18 (a)	6,500,000	6,891,424
PSEG Power LLC, 2.75%, 09/15/16	7,000,000	7,023,485

		25,276,419

Energy Equipment & Services 1.1%
Schlumberger Investment SA, 1.25%, 08/01/17 (a)	10,000,000	9,987,360

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
SESI LLC, 6.38%, 05/01/19 (d)	$11,270,000	$10,847,375

		20,834,735

Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19 (d)	9,500,000	9,815,419

Food Products 2.7%
ConAgra Foods, Inc.,
1.90%, 01/25/18 (d)	17,090,000	17,225,079
2.10%, 03/15/18	3,959,000	3,995,989
4.95%, 08/15/20	703,000	769,004
Kraft Foods Group, Inc., 2.00%, 07/02/18 (a)	15,000,000	15,188,520
Tyson Foods, Inc., 2.65%, 08/15/19	12,000,000	12,328,128

		49,506,720

Gas Utilities 2.7%
DCP Midstream Operating LP, 2.50%, 12/01/17	13,000,000	12,707,500
Enbridge Energy Partners LP, 5.88%, 12/15/16	8,745,000	8,934,749
Series B, 6.50%, 04/15/18	7,700,000	8,165,927
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21	13,000,000	13,766,961
Spectra Energy Partners LP, 2.95%, 09/25/18	5,500,000	5,605,474

		49,180,611

Health Care Providers & Services 4.6%
Becton Dickinson and Co., 2.68%, 12/15/19 (d)	7,000,000	7,199,724
Boston Scientific Corp., 2.65%, 10/01/18	10,000,000	10,221,880
Dignity Health, 2.64%, 11/01/19	6,000,000	6,184,926
Express Scripts Holding Co.,
2.65%, 02/15/17	15,000,000	15,159,465
3.30%, 02/25/21 (d)	3,000,000	3,145,842
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	10,000,000	10,213,900
McKesson Corp., 1.29%, 03/10/17	15,000,000	15,028,395
Thermo Fisher Scientific, Inc., 1.30%, 02/01/17	17,000,000	17,012,648

		84,166,780

Household Durables 0.8%
Newell Rubbermaid, Inc.,
2.60%, 03/29/19	10,000,000	10,261,810
3.15%, 04/01/21	5,000,000	5,208,910

		15,470,720

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates 0.6%
General Electric Co., 0.80%, 02/15/17 (b)(d)	$5,000,000	$5,002,815
Ingersoll-Rand Luxembourg Finance SA,
2.63%, 05/01/20	5,000,000	5,080,660

		10,083,475

Insurance 1.3%
Metropolitan Life Global Funding I,
1.50%, 01/10/18 (a)	5,000,000	5,028,820
2.30%, 04/10/19 (a)	7,000,000	7,163,310
TIAA Asset Management Finance Co. LLC,
2.95%, 11/01/19 (a)	11,500,000	11,781,267

		23,973,397

Media 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital,
3.58%, 07/23/20 (a)	10,000,000	10,454,440
Cox Communications, Inc.,
5.88%, 12/01/16 (a)	5,000,000	5,085,780
NBCUniversal Enterprise, Inc.,
1.31%, 04/15/18 (a)(b)	10,000,000	10,042,640

		25,582,860

Metals & Mining 0.5%
Glencore Funding LLC,
2.50%, 01/15/19 (a)	5,000,000	4,806,250
Xstrata Canada Financial Corp.,
3.60%, 01/15/17 (a)	5,000,000	5,002,500

		9,808,750

Oil, Gas & Consumable Fuels 6.0%
BG Energy Capital PLC,
2.88%, 10/15/16 (a)	5,000,000	5,017,830
BP Capital Markets PLC,
1.38%, 11/06/17	5,000,000	5,017,465
1.27%, 09/26/18 (b)	10,000,000	9,963,010
Murphy Oil Corp.,
3.50%, 12/01/17 (d)	34,500,000	34,398,604
Nexen, Inc.,
5.65%, 05/15/17	2,000,000	2,054,140
Rowan Cos., Inc.,
5.00%, 09/01/17	30,275,000	30,653,438
Transocean, Inc.,
3.75%, 10/15/17	21,500,000	21,661,250

		108,765,737

Pharmaceuticals 1.1%
AbbVie, Inc.,
2.50%, 05/14/20 (d)	8,000,000	8,178,584

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Actavis Funding SCS,
3.45%, 03/15/22	$10,000,000	$10,385,600
Forest Laboratories, Inc.,
4.88%, 02/15/21 (a)	2,000,000	2,219,860

		20,784,044

Real Estate Investment Trusts (REITs) 1.4%
CommonWealth REIT,
6.25%, 06/15/17	3,500,000	3,569,234
Highwoods Realty LP,
5.85%, 03/15/17	5,200,000	5,347,191
WEA Finance LLC/Westfield UK & Europe Finance PLC,
1.75%, 09/15/17 (a)	10,000,000	10,028,900
2.70%, 09/17/19 (a)	7,000,000	7,139,972

		26,085,297

Real Estate Management & Development 0.6%
ProLogis LP,
2.75%, 02/15/19 (d)	10,000,000	10,277,160

Road & Rail 1.0%
ERAC USA Finance LLC,
2.75%, 03/15/17 (a)	3,000,000	3,029,697
6.38%, 10/15/17 (a)	1,505,000	1,595,295
Federal Express Corp. 1993 Pass Through Trust,
Series C2, 7.96%, 03/28/17	175,722	184,069
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.85%, 01/15/19	4,688,219	5,004,674
Series 981A, 6.72%, 01/15/22	567,762	645,261
FedEx Corp.,
8.00%, 01/15/19	2,974,000	3,456,044
Union Pacific Railroad Co. 2000 Pass Through Trust,
Series 00-1, 8.00%, 01/10/21	3,438,684	3,856,940

		17,771,980

Specialty Retail 0.3%
L Brands, Inc.,
6.90%, 07/15/17	5,000,000	5,302,500

Wireless Telecommunication Services 0.4%
T-Mobile USA, Inc.,
5.25%, 09/01/18 (d)	8,000,000	8,160,000

Total Corporate Bonds (cost $993,772,008)		998,618,840

Municipal Bond 0.4%

	Principal Amount	Market Value

New Jersey 0.4%
New Jersey Transportation Trust Fund Authority, RB, Series B, 1.76%, 12/15/18	$8,000,000	$7,881,520

Total Municipal Bond (cost $8,000,000)		7,881,520

U.S. Government Mortgage Backed Agencies 0.2%
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1Q0648
2.48%, 06/01/37 (b)	1,275,245	1,336,650
Pool# 1B3601
2.83%, 10/01/37 (b)	440,807	464,618
Federal National Mortgage Association Pool
Pool# 747271
2.68%, 07/01/34 (b)	1,444,541	1,527,670
Pool# 886345
6.35%, 08/01/36 (b)	74,099	75,661
Pool# 893776
6.11%, 09/01/36 (b)	88,633	89,786
Pool# 949691
5.88%, 09/01/37 (b)	254,560	254,402

Total U.S. Government Mortgage Backed Agencies (cost $3,664,311)		3,748,787

U.S. Treasury Notes 8.4%
U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/17 (d)(e)	18,500,000	19,609,379
U.S. Treasury Notes
0.75%, 02/28/18	20,000,000	20,054,680
1.38%, 04/30/21	10,000,000	10,172,660
2.00%, 08/15/25 (d)	30,000,000	31,362,900
2.25%, 11/15/25	6,000,000	6,401,250
1.63%, 02/15/26	65,000,000	65,731,250

Total U.S. Treasury Notes (cost $149,192,703)		153,332,119

Yankee Dollars 0.7%
Chemicals 0.2%
Agrium, Inc.,
7.70%, 02/01/17	3,647,000	3,771,454

Metals & Mining 0.5%
Glencore Canada Corp.,
5.50%, 06/15/17	8,000,000	8,181,520

Total Yankee Dollars (cost $12,038,114)		11,952,974

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Repurchase Agreements 0.4%

	Principal Amount	Market Value

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (f)(g)	$1,000,000	$1,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $1,000,011, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63%-7.50%, maturing 10/15/16-04/15/57; total market value $1,020,000. (f)(g)	1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,632,972, collateralized by U.S. Government Agency Securities, ranging from 1.61%-5.00%, maturing 09/01/21-06/01/46; total market value $4,725,573. (f)(g)	4,632,915	4,632,915
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $500,008, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68%-6.50%, maturing 01/15/28-03/20/65; total market value $510,009. (f)(g)	500,000	500,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 07/14/16-05/20/66; total market value $1,020,000. (f)(g)	1,000,000	1,000,000

Total Repurchase Agreements (cost $8,132,915)		8,132,915

Total Investments (cost $1,751,491,729) (h) — 95.9%		1,753,240,922
Other assets in excess of liabilities — 4.1%		74,539,256

NET ASSETS — 100.0%		$1,827,780,178

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $639,568,260 which represents 34.99% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2016.

(d)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $75,658,394 which was collateralized by repurchase agreements with a total value of $8,132,915 and $69,554,267 of collateral in the form of U.S. Government Treasury and Agency securities, interest rates ranging from 0.00%-6.25%, and maturity dates ranging from 07/31/16-07/01/46, a total value of $77,687,182.

(e)	Principal amounts are not adjusted for inflation.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $8,132,915.

(g)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACB	Agricultural Credit Bank

BV	Private Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund
Assets:
Investments, at value* (cost $1,743,358,814)	$1,745,108,007
Repurchase agreements, at value (cost $8,132,915)	8,132,915

Total Investments, at value (total cost $1,751,491,729)	1,753,240,922

Cash	87,051,210
Interest receivable	9,777,211
Security lending income receivable	5,624
Receivable for investments sold	17,159
Receivable for capital shares issued	527,388
Prepaid expenses	12,353

Total Assets	1,850,631,867

Liabilities:
Payable for investments purchased	13,751,436
Payable for capital shares redeemed	302,375
Payable upon return of securities loaned (Note 2)	8,132,915
Accrued expenses and other payables:
Investment advisory fees	514,561
Fund administration fees	42,033
Distribution fees	31,293
Administrative servicing fees	23,250
Accounting and transfer agent fees	1,730
Custodian fees	13,222
Compliance program costs (Note 3)	2,090
Professional fees	26,942
Printing fees	9,842

Total Liabilities	22,851,689

Net Assets	$1,827,780,178

Represented by:
Capital	$1,831,549,782
Accumulated undistributed net investment income	20,195,055
Accumulated net realized losses from investments	(25,713,852)
Net unrealized appreciation/(depreciation) from investments	1,749,193

Net Assets	$1,827,780,178

*	Includes value of securities on loan of $75,658,394 (Note 2).

14

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund
Net Assets:
Class I Shares	$30,440,787
Class II Shares	151,038,573
Class Y Shares	1,646,300,818

Total	$1,827,780,178

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,914,182
Class II Shares	14,536,848
Class Y Shares	157,560,126

Total	175,011,156

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.45
Class II Shares	$10.39
Class Y Shares	$10.45

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$20,977,385
Income from securities lending (Note 2)	127,243

Total Income	21,104,628

EXPENSES:
Investment advisory fees	3,271,243
Fund administration fees	279,992
Distribution fees Class II Shares	187,434
Administrative servicing fees Class I Shares	22,752
Administrative servicing fees Class II Shares	112,461
Professional fees	57,645
Printing fees	8,740
Trustee fees	30,981
Custodian fees	36,281
Accounting and transfer agent fees	8,733
Compliance program costs (Note 3)	4,267
Other	30,929

Total Expenses	4,051,458

NET INVESTMENT INCOME	17,053,170

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(10,227,945)
Net change in unrealized appreciation/(depreciation) from investments	40,317,754

Net realized/unrealized gains from investments	30,089,809

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$47,142,979

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$17,053,170	$36,073,836
Net realized gains/(losses) from investments	(10,227,945)	264,180
Net change in unrealized appreciation/(depreciation) from investments	40,317,754	(25,541,905)

Change in net assets resulting from operations	47,142,979	10,796,111

Distributions to Shareholders From:
Net investment income:
Class I	–	(555,938)
Class II	–	(2,482,720)
Class Y	–	(37,510,849)

Change in net assets from shareholder distributions	–	(40,549,507)

Change in net assets from capital transactions	(187,195,741)	(1,065,029,581)

Change in net assets	(140,052,762)	(1,094,782,977)

Net Assets:
Beginning of period	1,967,832,940	3,062,615,917

End of period	$1,827,780,178	$1,967,832,940

Accumulated undistributed net investment income at end of period	$20,195,055	$3,141,885

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,202,313	$20,088,108
Dividends reinvested	–	555,938
Cost of shares redeemed	(1,065,902)	(17,227,955)

Total Class I Shares	1,136,411	3,416,091

Class II Shares
Proceeds from shares issued	17,516,674	41,273,632
Dividends reinvested	–	2,482,720
Cost of shares redeemed	(16,089,907)	(33,130,418)

Total Class II Shares	1,426,767	10,625,934

Class Y Shares
Proceeds from shares issued	40,155,163	101,139,864
Dividends reinvested	–	37,510,849
Cost of shares redeemed	(229,914,082)	(1,217,722,319)

Total Class Y Shares	(189,758,919)	(1,079,071,606)

Change in net assets from capital transactions	$(187,195,741)	$(1,065,029,581)

17

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	214,184	1,918,323
Reinvested	–	54,343
Redeemed	(103,866)	(1,642,809)

Total Class I Shares	110,318	329,857

Class II Shares
Issued	1,714,867	3,966,758
Reinvested	–	243,564
Redeemed	(1,568,591)	(3,187,650)

Total Class II Shares	146,276	1,022,672

Class Y Shares
Issued	3,897,069	9,672,303
Reinvested	–	3,669,821
Redeemed	(22,242,329)	(116,053,762)

Total Class Y Shares	(18,345,260)	(102,711,638)

Total change in shares	(18,088,666)	(101,359,109)

“Amounts designated as “–” are zero or have been rounded to zero”

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.20	0.09	0.16	0.25	–	–	–	–	$10.45	2.45%		$30,440,787	0.55%	1.67%	0.55%	14.47%
Year Ended December 31, 2015	$10.41	0.15	(0.16)	(0.01)	(0.20)	–	(0.20)	–	$10.20	(0.08%	)	$28,595,956	0.53%	1.45%	0.53%	26.53%
Year Ended December 31, 2014	$10.45	0.13	(0.05)	0.08	(0.12)	–	(0.12)	–	$10.41	0.77%		$25,748,537	0.53%	1.22%	0.53%	34.32%
Year Ended December 31, 2013	$10.56	0.14	(0.10)	0.04	(0.14)	(0.01)	(0.15)	–	$10.45	0.33%		$35,866,975	0.54%	1.36%	0.54%	40.88%
Year Ended December 31, 2012	$10.34	0.17	0.23	0.40	(0.18)	–	(0.18)	–	$10.56	3.83%		$29,144,698	0.55%	1.56%	0.55%	42.18%
Year Ended December 31, 2011	$10.38	0.18	(0.03)	0.15	(0.19)	–	(0.19)	–	$10.34	1.45%		$5,436,533	0.55%	1.71%	0.55%	57.05%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.16	0.07	0.16	0.23	–	–	–	–	$10.39	2.26%		$151,038,573	0.79%	1.43%	0.79%	14.47%
Year Ended December 31, 2015	$10.37	0.12	(0.16)	(0.04)	(0.17)	–	(0.17)	–	$10.16	(0.34%	)	$146,160,520	0.79%	1.19%	0.79%	26.53%
Year Ended December 31, 2014	$10.42	0.10	(0.05)	0.05	(0.10)	–	(0.10)	–	$10.37	0.49%		$138,578,470	0.78%	0.96%	0.78%	34.32%
Year Ended December 31, 2013	$10.53	0.12	(0.11)	0.01	(0.11)	(0.01)	(0.12)	–	$10.42	0.11%		$120,240,147	0.79%	1.12%	0.79%	40.88%
Year Ended December 31, 2012	$10.31	0.15	0.21	0.36	(0.14)	–	(0.14)	–	$10.53	3.52%		$99,432,317	0.80%	1.40%	0.80%	42.18%
Year Ended December 31, 2011	$10.34	0.15	(0.02)	0.13	(0.16)	–	(0.16)	–	$10.31	1.30%		$91,686,274	0.80%	1.46%	0.80%	57.05%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.19	0.09	0.17	0.26	–	–	–	–	$10.45	2.55%		$1,646,300,818	0.39%	1.82%	0.39%	14.47%
Year Ended December 31, 2015	$10.40	0.16	(0.15)	0.01	(0.22)	–	(0.22)	–	$10.19	0.06%		$1,793,076,464	0.39%	1.57%	0.39%	26.53%
Year Ended December 31, 2014	$10.45	0.14	(0.05)	0.09	(0.14)	–	(0.14)	–	$10.40	0.87%		$2,898,288,910	0.38%	1.35%	0.38%	34.32%
Year Ended December 31, 2013	$10.56	0.16	(0.11)	0.05	(0.15)	(0.01)	(0.16)	–	$10.45	0.46%		$2,010,956,352	0.39%	1.51%	0.39%	40.88%
Year Ended December 31, 2012	$10.33	0.19	0.22	0.41	(0.18)	–	(0.18)	–	$10.56	4.02%		$1,342,110,761	0.40%	1.78%	0.40%	42.18%
Year Ended December 31, 2011	$10.36	0.19	(0.01)	0.18	(0.21)	–	(0.21)	–	$10.33	1.70%		$991,530,300	0.40%	1.87%	0.40%	57.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds, NVIT Investor Destinations Funds, and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 2 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $8,132,915, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (d) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63%-7.50%, maturing 10/15/16-04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61%-5.00%, maturing 09/01/21-06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68%-6.50%, maturing 01/15/28-03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 07/14/16-05/20/66; total market value $306,000,000.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
BNP Paribas Securities Corp.	1,000,000	—	1,000,000	(1,000,000)	—
ML Pierce Fenner & Smith, Inc.	4,632,915	—	4,632,915	(4,632,915)	—
Natixis New York Branch	5,00,000	—	5,00,000	(5,00,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Total	$8,132,915	$—	$8,132,915	$(8,132,915)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.34%. During the six months ended June 30, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $792,911.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $279,992 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $4,267.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.16% and 0.15% for Class I and Class II shares, respectively, for a total amount of $135,213.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $268,872,363 and sales of $480,901,937 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund had purchases of $165,809,825 and sales of $124,885,632 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,751,491,729	$13,823,937	$(12,074,744)	$1,749,193

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

27

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●	The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●	The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

29

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

31

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

32

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

38

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

39

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

40

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

41

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

42

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

43

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

44

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund

SAR-CPB 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	32.6%
U.S. Government Mortgage Backed Agencies	28.4%
U.S. Treasury Notes	13.2%
U.S. Treasury Bonds	12.3%
Commercial Mortgage Backed Securities	5.7%
Sovereign Bonds	3.9%
Asset-Backed Securities	3.3%
U.S. Government Sponsored & Agency Obligations	2.2%
Yankee Dollars††	0.0%
Liabilities in excess of other assets	(1.6%)
100.0%

Top Industries†††

Banks	5.6%
Media	3.2%
Automobiles	2.7%
Diversified Telecommunication Services	2.4%
Capital Markets	2.4%
Technology Hardware, Storage & Peripherals	1.6%
Pharmaceuticals	1.5%
Electric Utilities	1.3%
Gas Utilities	1.2%
Consumer Finance	1.2%
Other Industries	76.9%
100.0%

Top Holdings†††

U.S. Treasury Bonds, 5.50%, 08/15/28	3.6%
U.S. Treasury Notes, 0.50%, 07/31/17	2.9%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/26	2.8%
U.S. Treasury Notes, 0.63%, 09/30/17	2.3%
U.S. Treasury Bonds, 3.88%, 08/15/40	2.1%
U.S. Treasury Inflation Indexed Notes, 0.25%, 01/15/25	2.0%
U.S. Treasury Inflation Indexed Bonds, 3.88%, 04/15/29	1.3%
U.S. Treasury Notes, 1.50%, 02/28/23	1.2%
Federal Home Loan Banks, 0.70%, 06/05/17	1.1%
U.S. Treasury Notes, 0.63%, 05/31/17	1.1%
Other Holdings	79.6%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,049.50	3.26	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.22	0.64
Class II Shares	Actual	(a)	1,000.00	1,047.70	4.53	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.44	4.47	0.89
Class Y Shares	Actual	(a)	1,000.00	1,049.40	2.50	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.43	2.46	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund

Asset-Backed Securities 3.3%

	Principal Amount	Market Value

Home Equity 0.7%
Accredited Mortgage Loan Trust, Series 2005-4, Class A2D, 0.77%, 12/25/35 (a)	$978,075	$940,110
Asset Backed Securities Corp. Home Equity, Series 2006-HE1, Class A3, 0.65%, 01/25/36 (a)	2,076,454	2,024,787
JP Morgan Mortgage Acquisition Trust, Series 2006-CW1, Class A4, 0.60%, 05/25/36 (a)	36,535	36,455
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 0.73%, 02/25/36 (a)	6,721,528	6,269,385
Residential Asset Securities Corp., Series 2004-KS5, Class MII1, 1.23%, 06/25/34 (a)	1,042,110	886,370
Soundview Home Loan Trust, Series 2007-1, Class 2A3, 0.62%, 03/25/37 (a)	1,226,498	1,141,703
Structured Asset Securities Corp., Series 2006-NC1, Class A4, 0.60%, 05/25/36 (a)	1,310,626	1,256,874

		12,555,684

Other 2.6%
Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M4, 1.43%, 05/25/35 (a)	3,954,000	3,552,776
Series 2006-NC1, Class A4, 0.76%, 01/25/36 (a)	6,000,000	5,034,660
Series 2006-RFC1, Class A3, 0.60%, 05/25/36 (a)	1,356,916	1,304,541
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH1, Class M2, 0.82%, 01/25/36 (a)	1,410,000	1,325,372
Series 2006-WFH4, Class M1, 0.73%, 11/25/36 (a)	4,968,000	4,118,900
GSAMP Trust, Series 2006-HE1, Class M1, 0.84%, 01/25/36 (a)	1,860,000	1,550,556
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 0.84%, 01/25/36 (a)	2,000,000	1,670,603
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1, 0.55%, 03/25/47 (a)	1,085,308	550,723

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Park Place Securities, Inc.
Series 2004-WHQ2, Class M3, 1.49%, 02/25/35 (a)	$3,080,000	$2,982,779
Series 2004-WWF1, Class M4, 2.10%, 12/25/34 (a)	5,460,000	5,249,341
Popular ABS Mortgage Pass-Through Trust, Series 2005-4, Class M1, 0.91%, 09/25/35 (a)	4,779,000	4,222,848
RAMP Series Trust, Series 2006-RZ3 0.80%, 08/25/36 (a)	5,010,000	3,759,996
Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, 1.13%, 03/25/33 (a)	1,144,289	1,017,226
Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 1.13%, 06/25/35 (a)	3,640,000	3,298,561
Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 1.25%, 07/25/34 (a)	2,354,317	2,217,105
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-WF4, Class M4, 1.03%, 11/25/35 (a)	5,800,000	5,181,082
Series 2006-AM1, Class A4, 0.61%, 04/25/36 (a)	585,508	552,858

		47,589,927

Total Asset-Backed Securities (cost $54,359,499)		60,145,611

Commercial Mortgage Backed Securities 5.7%
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.89%, 07/10/44 (a)	150,633	150,465
Bear Stearns Commercial Mortgage Securities
Series 2007-PW15, Class A4, 5.33%, 02/11/44	1,541,130	1,568,989
Series 2007-PW17, Class A4, 5.69%, 06/11/50 (a)	2,321,342	2,398,850
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.48%, 04/15/47 (a)	2,505,149	2,551,867
COMM Mortgage Trust
Series 2013-CR11, Class XA, IO, 1.20%, 10/10/46 (a)	29,531,551	1,747,166

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

COMM Mortgage Trust (continued)
Series 2014-CR17, Class XA, IO, 1.34%, 05/10/47 (a)	$34,285,714	$2,042,746
Series 2015-LC21, Class A4, 3.71%, 07/10/48	2,160,000	2,365,815
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.30%, 12/10/49 (a)	2,086,831	2,164,650
Commercial Mortgage Pass Through Certificates
Series 2013-CR6, Class XB, IO, 0.77%, 03/10/46 (a)	33,000,000	1,139,101
Series 2013-LC6, Class XB, IO, 0.50%, 01/10/46 (a)(b)	30,500,000	708,414
Series 2014-CR16, Class XA, IO, 1.40%, 04/10/47 (a)	45,970,559	2,759,815
Series 2014-UBS3, Class XA, IO, 1.50%, 06/10/47 (a)	27,074,158	1,841,319
Series 2014-UBS6, Class XA, IO, 1.21%, 12/10/47 (a)	20,811,595	1,263,164
Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Class A3, 5.31%, 12/15/39	3,325,027	3,330,513
Series 2007-C5, Class A4, 5.69%, 09/15/40 (a)	3,038,071	3,141,693
Credit Suisse Mortgage Capital Certificates
Series 2007-C1, Class A3, 5.38%, 02/15/40	166,385	167,946
Series 2007-C2, Class A3, 5.54%, 01/15/49 (a)	650,000	657,864
Series 2007-C3, Class A4, 5.89%, 06/15/39 (a)	1,814,710	1,846,134
Series 2007-C4, Class A4, 6.14%, 09/15/39 (a)	1,255,429	1,295,800
Csail Commercial Mortgage Trust, Series 2015-C2, Class XA, IO, 1.03%, 06/15/57 (a)	39,520,900	2,149,040
CW Capital Cobalt Ltd.
Series 2006-C1, Class A4, 5.22%, 08/15/48	1,007,373	1,010,314
Series 2007-C3, Class A4, 5.96%, 05/15/46 (a)	1,850,812	1,907,683
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	5,419,907	5,628,257
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4, 5.99%, 08/10/45 (a)	5,626,017	5,764,342
Series 2012-GC6, Class XA, IO, 2.21%, 01/10/45 (a)(b)	12,406,626	1,042,823

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

GS Mortgage Securities Corp. II (continued)
Series 2015-GC30, Class XA, IO, 1.04%, 05/10/50 (a)	$48,605,293	$2,613,084
GS Mortgage Securities Trust
Series 2014-GC18, Class XA, IO, 1.41%, 01/10/47 (a)	69,453,121	4,236,745
Series 2014-GC26, Class XA, IO, 1.25%, 11/10/47 (a)	36,002,313	2,347,851
Series 2015-GC32, Class A4, 3.76%, 07/10/48	2,250,000	2,477,544
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4, 5.81%, 06/12/43 (a)	81,086	80,978
Series 2006-CB17, Class A4, 5.43%, 12/12/43	1,480,977	1,491,262
Series 2007-CB19, Class A4, 5.89%, 02/12/49 (a)	4,698,849	4,804,047
Series 2007-LD12, Class A4, 5.88%, 02/15/51 (a)	3,515,000	3,629,603
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.42%, 02/15/40	464,832	470,655
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3, 5.17%, 12/12/49	1,208,726	1,214,967
Series 2007-7, Class A4, 5.81%, 06/12/50 (a)	3,080,362	3,170,502
Series 2007-8, Class A3, 6.07%, 08/12/49 (a)	246,225	254,062
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class XA, IO, 1.38%, 06/15/47 (a)	34,385,985	2,092,511
Series 2015-C24, Class A4, 3.73%, 05/15/48	4,795,000	5,257,081
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class A2, 5.61%, 04/15/49	216,123	216,426
Series 2015-MS1, Class A4, 3.78%, 05/15/48	4,550,000	5,009,938
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class XA, IO, 2.06%, 08/10/49 (a)(b)	20,980,364	1,802,436
Series 2012-C4, Class XA, IO, 1.93%, 12/10/45 (a)(b)	13,503,364	1,080,377
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.89%, 06/15/49 (a)	3,560,000	3,668,949

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A4, 3.64%, 06/15/48	$2,890,000	$3,140,843
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA, IO, 1.59%, 03/15/45 (a)(b)	29,915,583	1,576,710
Series 2014-LC14, Class XA, IO, 1.57%, 03/15/47 (a)	28,155,665	1,881,530

Total Commercial Mortgage Backed Securities (cost $103,510,400)		103,162,871

Corporate Bonds 32.6%
Aerospace & Defense 0.0%†
TransDigm, Inc.,
7.50%, 07/15/21	100,000	106,000

Airlines 1.0%
American Airlines Pass Through Trust,
Series 2016-2, Class A, 3.65%, 06/15/28	10,000,000	10,350,000
Southwest Airlines Co.,
2.65%, 11/05/20	7,515,000	7,756,675

		18,106,675

Auto Components 0.0%†
ZF North America Capital, Inc.,
4.00%, 04/29/20 (b)	255,000	260,419

Automobiles 2.8%
Ford Motor Credit Co. LLC,
2.55%, 10/05/18	5,125,000	5,219,736
3.10%, 05/04/23	9,035,000	9,161,201
4.39%, 01/08/26	6,240,000	6,811,883
General Motors Co.,
6.60%, 04/01/36	3,235,000	3,709,601
General Motors Financial Co., Inc.,
3.10%, 01/15/19	5,355,000	5,470,448
2.40%, 05/09/19	6,310,000	6,327,580
3.20%, 07/06/21	8,140,000	8,152,951
4.30%, 07/13/25	5,345,000	5,483,884

		50,337,284

Banks 5.7%
Bank of America Corp.,
2.63%, 04/19/21	6,015,000	6,107,252
4.00%, 01/22/25	3,530,000	3,598,168
Series AA, 6.10%, 03/17/25 (c)	10,110,000	10,261,650

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of America Corp., (continued)
4.45%, 03/03/26	$3,405,000	$3,561,412
3.50%, 04/19/26	12,585,000	13,005,188
Barclays PLC,
2.00%, 03/16/18	8,000,000	7,938,392
Capital One NA,
2.35%, 08/17/18	7,784,473	7,893,253
Citigroup, Inc.,
2.70%, 03/30/21	9,255,000	9,419,674
Series M, 6.30%, 05/15/24 (c)	4,850,000	4,825,265
Series P, 5.95%, 05/15/25 (c)	2,950,000	2,883,625
Corp. Financiera de Desarrollo SA,
5.25%, 07/15/29 (a)(b)	338,000	346,450
JPMorgan Chase & Co.,
Series V, 5.00%, 07/01/19 (c)	8,130,000	7,774,313
Series R, 6.00%, 08/01/23 (c)	3,505,000	3,579,481
4.95%, 06/01/45	4,775,000	5,242,845
MUFG Union Bank NA,
2.25%, 05/06/19	3,590,000	3,648,456
Vnesheconombank Via VEB Finance PLC,
Reg S, 6.90%, 07/09/20	200,000	216,790
Wells Fargo & Co.,
Series S, 5.90%, 06/15/24 (c)	8,840,000	9,094,150
4.90%, 11/17/45	3,320,000	3,633,089

		103,029,453

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc.,
4.90%, 02/01/46	3,930,000	4,605,339
Constellation Brands, Inc.,
3.88%, 11/15/19	295,000	310,488
6.00%, 05/01/22	235,000	262,612
4.75%, 11/15/24	165,000	173,663

		5,352,102

Building Products 0.0%†
USG Corp.,
6.30%, 11/15/16	95,000	96,928
9.75%, 01/15/18	300,000	328,875
5.50%, 03/01/25 (b)	50,000	52,375

		478,178

Capital Markets 2.5%
Goldman Sachs Group, Inc. (The),
2.00%, 04/25/19	5,000,000	5,051,295
Series L, 5.70%, 05/10/19 (c)	7,280,000	7,265,622
4.25%, 10/21/25	6,000,000	6,202,134
5.15%, 05/22/45	9,500,000	9,910,980

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Morgan Stanley,
Series H, 5.45%, 07/15/19 (c)	$7,670,000	$7,363,200
2.50%, 04/21/21	5,000,000	5,052,300
4.35%, 09/08/26	3,910,000	4,090,317

		44,935,848

Chemicals 0.0%†
Huntsman International LLC,
4.88%, 11/15/20	105,000	105,525
Momentive Performance Materials, Inc., Escrow,
8.88%, 10/15/20 (d)	165,000	0
Momentive Performance Materials, Inc.,
3.88%, 10/24/21	165,000	130,969
NOVA Chemicals Corp.,
5.00%, 05/01/25 (b)	240,000	237,600

		474,094

Commercial Services & Supplies 0.2%
APX Group, Inc.,
8.75%, 12/01/20	295,000	270,662
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
6.38%, 08/01/23 (b)	200,000	204,500
Prime Security One MS, Inc.,
4.88%, 07/15/32 (b)	200,000	152,750
RR Donnelley & Sons Co.,
8.25%, 03/15/19	535,000	576,463
7.63%, 06/15/20	450,000	471,375
7.00%, 02/15/22	145,000	142,100
6.50%, 11/15/23	670,000	623,100
6.00%, 04/01/24	95,000	84,491
Team Health, Inc.,
7.25%, 12/15/23 (b)	400,000	428,048

		2,953,489

Communications Equipment 0.0%†
CommScope Technologies Finance LLC,
6.00%, 06/15/25 (b)	315,000	322,875

Construction & Engineering 0.0%†
AECOM,
5.88%, 10/15/24	280,000	287,000
SBA Communications Corp.,
5.63%, 10/01/19	150,000	154,875

		441,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Construction Materials 0.0%†
Cemex SAB de CV,
7.25%, 01/15/21 (b)	$200,000	$211,040

Consumer Finance 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
4.50%, 05/15/21	160,000	163,720
Air Lease Corp.,
3.88%, 04/01/21	2,700,000	2,781,000
Aircastle Ltd.,
4.63%, 12/15/18	588,000	605,640
5.50%, 02/15/22	150,000	156,000
5.00%, 04/01/23	105,000	106,701
Ally Financial, Inc.,
6.25%, 12/01/17	700,000	733,250
3.25%, 11/05/18	140,000	139,825
8.00%, 03/15/20	705,000	793,125
8.00%, 11/01/31	100,000	117,250
American Express Credit Corp.,
2.25%, 05/05/21	6,730,000	6,849,390
International Lease Finance Corp.,
8.88%, 09/01/17	400,000	426,500
6.25%, 05/15/19	625,000	669,531
5.88%, 08/15/22	470,000	508,775
SLM Corp.,
4.88%, 06/17/19	755,000	728,575
6.13%, 03/25/24	80,000	70,200
Visa, Inc.,
4.30%, 12/14/45	6,000,000	6,946,470

		21,795,952

Containers & Packaging 0.1%
Ball Corp.,
4.38%, 12/15/20	290,000	305,044
Berry Plastics Corp.,
5.50%, 05/15/22	400,000	409,500
BWAY Holding Co.,
9.13%, 08/15/21 (b)	200,000	191,500
Owens-Brockway Glass Container, Inc.,
5.00%, 01/15/22 (b)	90,000	90,112
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
5.75%, 10/15/20	765,000	789,863
6.87%, 02/15/21	160,000	164,800
5.13%, 07/15/23 (b)	190,000	192,375
7.00%, 07/15/24 (b)	50,000	51,475
Sealed Air Corp.,
5.50%, 09/15/25 (b)	185,000	192,631

		2,387,300

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Distributors 0.1%
Ferrellgas LP/Ferrellgas Finance Corp.,
6.50%, 05/01/21	$40,000	$36,700
6.75%, 01/15/22	255,000	232,050
HD Supply, Inc.,
5.25%, 12/15/21 (b)	340,000	354,875
5.75%, 04/15/24 (b)	105,000	109,200
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
7.38%, 08/01/21	155,000	161,298
5.75%, 03/01/25	40,000	39,300

		933,423

Diversified Financial Services 0.2%
Argos Merger Sub, Inc.,
7.13%, 03/15/23 (b)	600,000	618,000
CIT Group, Inc.,
5.00%, 05/15/17	185,000	188,006
4.25%, 08/15/17	275,000	280,088
5.25%, 03/15/18	430,000	443,020
6.63%, 04/01/18 (b)	610,000	643,550
3.88%, 02/19/19	295,000	296,475
Syniverse Holdings, Inc.,
9.13%, 01/15/19	370,000	181,300

		2,650,439

Diversified Telecommunication Services 2.5%
Altice SA,
7.75%, 05/15/22 (b)	590,000	595,900
7.63%, 02/15/25 (b)	200,000	195,250
Altice US Finance I Corp.,
5.50%, 05/15/26 (b)	270,000	270,000
AT&T, Inc.,
5.35%, 09/01/40	11,015,000	12,049,220
4.75%, 05/15/46	7,000,000	7,174,111
CCO Holdings LLC/CCO Holdings Capital Corp.,
6.63%, 01/31/22	300,000	316,500
5.25%, 09/30/22	325,000	333,531
5.13%, 05/01/23 (b)	275,000	276,547
5.38%, 05/01/25 (b)	150,000	152,250
5.75%, 02/15/26 (b)	170,000	175,100
5.88%, 05/01/27 (b)	390,000	402,675
CenturyLink, Inc.,
Series V, 5.63%, 04/01/20	495,000	513,562
Series S, 6.45%, 06/15/21	200,000	203,250
Embarq Corp.,
8.00%, 06/01/36	185,000	185,231
Frontier Communications Corp.,
6.25%, 09/15/21	60,000	56,566
10.50%, 09/15/22	85,000	89,940
7.13%, 01/15/23	245,000	219,275

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp., (continued)
7.63%, 04/15/24	$150,000	$132,750
11.00%, 09/15/25	305,000	315,675
9.00%, 08/15/31	605,000	532,022
Level 3 Financing, Inc.,
5.38%, 08/15/22	495,000	499,950
5.38%, 01/15/24	100,000	100,375
5.38%, 05/01/25	150,000	148,875
Neptune Finco Corp.,
10.88%, 10/15/25 (b)	525,000	600,138
Qwest Corp.,
6.88%, 09/15/33	192,000	189,331
SBA Telecommunications, Inc.,
5.75%, 07/15/20	130,000	133,900
Sprint Capital Corp.,
6.88%, 11/15/28	325,000	255,125
UPCB Finance IV Ltd.,
5.38%, 01/15/25 (b)	200,000	198,000
Verizon Communications, Inc.,
5.05%, 03/15/34	3,830,000	4,250,898
4.27%, 01/15/36	10,000,000	10,234,120
5.01%, 08/21/54	2,272,000	2,402,758
Virgin Media Finance PLC,
5.25%, 02/15/22	365,000	311,163
6.00%, 10/15/24 (b)	240,000	235,500
Virgin Media Secured Finance PLC,
5.38%, 04/15/21 (b)	220,500	224,359
Wind Acquisition Finance SA,
4.75%, 07/15/20 (b)	610,000	597,800
7.38%, 04/23/21 (b)	205,000	195,263
Windstream Corp.,
7.50%, 06/01/22	220,000	198,000

		44,964,910

Electric Utilities 1.3%
Abengoa Transmision Sur SA,
6.88%, 04/30/43 (b)	200,000	208,000
CMS Energy Corp.,
3.00%, 05/15/26	2,975,000	3,039,278
Duke Energy Carolinas LLC,
3.88%, 03/15/46	4,305,000	4,624,121
Eskom Holdings SOC Ltd.,
Reg. S, 6.75%, 08/06/23	250,000	247,250
7.13%, 02/11/25 (b)	200,000	198,230
Exelon Corp.,
4.45%, 04/15/46	4,890,000	5,220,583
Ipalco Enterprises, Inc.,
5.00%, 05/01/18	195,000	203,775
NextEra Energy Capital Holdings, Inc.,
1.59%, 06/01/17	3,820,000	3,829,206
RJS Power Holdings LLC,
4.62%, 07/15/19 (b)	505,000	444,400

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
South Carolina Electric & Gas Co.,
5.10%, 06/01/65	$4,905,000	$5,661,062
Talen Energy Supply LLC,
4.60%, 12/15/21	450,000	330,750
6.50%, 06/01/25	135,000	112,050

		24,118,705

Electronic Equipment & Instruments 0.0%†
Flextronics International Ltd.,
4.63%, 02/15/20	190,000	196,650
5.00%, 02/15/23	85,000	88,187

		284,837

Food & Staples Retailing 0.0%†
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s Inc/Albertson’s LLC,
6.63%, 06/15/24 (b)	210,000	216,825
Rite Aid Corp.,
9.25%, 03/15/20	44,000	46,428
6.75%, 06/15/21	100,000	105,250
6.13%, 04/01/23 (b)	300,000	320,250

		688,753

Food Products 0.5%
Grupo Bimbo SAB de CV,
4.88%, 06/27/44 (b)	3,935,000	3,874,543
Kraft Foods Group, Inc.,
5.20%, 07/15/45 (b)	2,995,000	3,546,553
Post Holdings, Inc.,
6.00%, 12/15/22 (b)	530,000	543,250
7.75%, 03/15/24 (b)	150,000	164,813
8.00%, 07/15/25 (b)	75,000	83,156

		8,212,315

Gas Utilities 1.2%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
6.00%, 12/15/20	170,000	160,650
6.25%, 04/01/23 (b)	240,000	220,800
DCP Midstream LLC,
5.35%, 03/15/20 (b)	55,000	53,900
4.75%, 09/30/21 (b)	75,000	70,125
8.13%, 08/16/30	60,000	58,800
DCP Midstream Operating LP,
2.50%, 12/01/17	145,000	141,738
5.60%, 04/01/44	75,000	64,125
Energy Transfer Equity LP,
7.50%, 10/15/20	380,000	402,800
5.50%, 06/01/27	200,000	188,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Energy Transfer Partners LP,
4.15%, 10/01/20	$4,500,000	$4,567,280
5.20%, 02/01/22	1,795,000	1,891,120
6.50%, 02/01/42	4,095,000	4,300,000
Fermaca Enterprises S de RL de CV,
6.38%, 03/30/38 (b)	193,382	192,415
Kinder Morgan Energy Partners LP,
5.50%, 03/01/44	2,900,000	2,901,383
Kinder Morgan, Inc.,
5.55%, 06/01/45	1,870,000	1,900,066
MPLX LP,
4.50%, 07/15/23 (b)	315,000	305,308
4.88%, 12/01/24 (b)	150,000	146,124
Regency Energy Partners LP/Regency Energy Finance Corp.,
5.50%, 04/15/23	220,000	221,956
Rockies Express Pipeline LLC,
5.63%, 04/15/20 (b)	335,000	335,837
7.50%, 07/15/38 (b)	245,000	241,325
6.88%, 04/15/40 (b)	225,000	214,313
Rose Rock Midstream LP/Rose Rock Finance Corp.,
5.63%, 11/15/23	255,000	221,850
Sabine Pass Liquefaction LLC,
5.63%, 02/01/21	365,000	368,650
5.62%, 04/15/23	135,000	135,506
5.75%, 05/15/24	305,000	302,713
5.63%, 03/01/25	720,000	717,300
5.88%, 06/30/26 (b)	175,000	175,656
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
4.25%, 11/15/23	600,000	538,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
5.50%, 10/15/19	130,000	135,850
6.25%, 10/15/22	335,000	349,237
6.38%, 05/01/24	65,000	68,088
Williams Cos., Inc. (The),
3.70%, 01/15/23	135,000	119,475
Series A, 7.50%, 01/15/31	80,000	80,400
5.75%, 06/24/44	340,000	289,850
Williams Partners LP/ACMP Finance Corp.,
6.13%, 07/15/22	325,000	333,419

		22,414,559

Health Care Equipment & Supplies 0.0%†
NBTY, Inc.,
7.63%, 05/15/21 (b)	280,000	280,350

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 0.8%
Amsurg Corp.,
5.63%, 07/15/22	$130,000	$133,575
CHS/Community Health Systems, Inc.,
8.00%, 11/15/19	40,000	39,150
5.13%, 08/01/21	45,000	44,662
DaVita HealthCare Partners, Inc.,
5.13%, 07/15/24	205,000	207,276
5.00%, 05/01/25	320,000	317,200
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
8.13%, 06/15/21 (b)	635,000	549,275
Envision Healthcare Corp.,
5.13%, 07/01/22 (b)	90,000	90,450
Express Scripts Holding Co.,
2.25%, 06/15/19	3,665,000	3,724,582
Fresenius Medical Care US Finance II, Inc.,
5.63%, 07/31/19 (b)	150,000	162,655
4.13%, 10/15/20 (b)	430,000	441,825
5.88%, 01/31/22 (b)	300,000	328,875
4.75%, 10/15/24 (b)	45,000	46,463
Fresenius US Finance II, Inc.,
4.50%, 01/15/23 (b)	290,000	296,525
HCA, Inc.,
6.50%, 02/15/20	595,000	658,219
7.50%, 02/15/22	125,000	142,125
5.88%, 03/15/22	475,000	516,562
5.00%, 03/15/24	405,000	419,175
5.38%, 02/01/25	75,000	76,875
5.25%, 06/15/26	190,000	197,244
Hologic, Inc.,
5.25%, 07/15/22 (b)	125,000	130,625
IASIS Healthcare LLC/IASIS Capital Corp.,
8.38%, 05/15/19	695,000	667,634
LifePoint Health, Inc.,
5.88%, 12/01/23	125,000	130,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
5.50%, 04/15/25 (b)	265,000	236,412
MPH Acquisition Holdings LLC,
7.13%, 06/01/24 (b)	200,000	210,000
Quest Diagnostics, Inc.,
2.50%, 03/30/20	3,735,000	3,765,403
Service Corp. International,
5.38%, 01/15/22	320,000	329,600
Tenet Healthcare Corp.,
6.25%, 11/01/18	65,000	68,575
4.50%, 04/01/21	120,000	120,900
8.13%, 04/01/22	265,000	271,572
6.88%, 11/15/31	100,000	80,625

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Universal Health Services, Inc.,
3.75%, 08/01/19 (b)	$100,000	$102,625
4.75%, 08/01/22 (b)	105,000	106,798
5.00%, 06/01/26 (b)	170,000	170,425

		14,783,907

Hotels, Restaurants & Leisure 0.3%
1011778 BC ULC/New Red Finance, Inc.,
4.63%, 01/15/22 (b)	125,000	125,938
Aramark Services, Inc.,
5.13%, 01/15/24 (b)	150,000	153,000
Boyd Gaming Corp.,
6.38%, 04/01/26 (b)	130,000	135,850
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
5.38%, 06/01/24	190,000	195,700
GLP Capital LP/GLP Financing II, Inc.,
4.88%, 11/01/20	430,000	445,587
5.38%, 11/01/23	120,000	125,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
5.63%, 10/15/21	120,000	124,200
Isle of Capri Casinos, Inc.,
8.88%, 06/15/20	150,000	156,375
5.88%, 03/15/21	275,000	285,312
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.25%, 06/01/26 (b)	210,000	215,250
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc.,
5.63%, 05/01/24 (b)	105,000	111,037
MGM Resorts International,
8.63%, 02/01/19	170,000	190,910
Mohegan Tribal Gaming Authority,
11.00%, 09/15/18 (b)	55,000	55,137
9.75%, 09/01/21	780,000	830,700
NCL Corp., Ltd.,
4.63%, 11/15/20 (b)	190,000	189,643
Peninsula Gaming LLC/Peninsula Gaming Corp.,
8.38%, 02/15/18 (b)	75,000	75,375
Royal Caribbean Cruises Ltd.,
5.25%, 11/15/22	215,000	226,288
Scientific Games International, Inc.,
6.25%, 09/01/20	210,000	132,825
6.63%, 05/15/21	225,000	133,875
10.00%, 12/01/22	915,000	743,438

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Six Flags Entertainment Corp.,
5.25%, 01/15/21 (b)	$215,000	$221,719
Station Casinos LLC,
7.50%, 03/01/21	200,000	211,750

		5,085,159

Household Durables 0.1%
CalAtlantic Group Inc,
8.38%, 01/15/21	100,000	115,250
DR Horton, Inc.,
4.00%, 02/15/20	50,000	51,500
4.38%, 09/15/22	70,000	72,100
5.75%, 08/15/23	260,000	288,600
Lennar Corp.,
4.75%, 12/15/17	410,000	417,175
4.75%, 11/15/22	335,000	340,444
Meritage Homes Corp.,
6.00%, 06/01/25	60,000	60,300
PulteGroup, Inc.,
4.25%, 03/01/21	50,000	51,550
6.00%, 02/15/35	190,000	189,050
Ryland Group, Inc. (The),
5.38%, 10/01/22	170,000	172,975
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
5.25%, 04/15/21 (b)	275,000	274,312
5.63%, 03/01/24 (b)	35,000	34,125
Toll Brothers Finance Corp.,
4.00%, 12/31/18	300,000	310,950
4.38%, 04/15/23	10,000	9,850

		2,388,181

Household Products 0.0%†
Spectrum Brands, Inc.,
5.75%, 07/15/25	95,000	98,919

Industrial Conglomerates 0.2%
Bombardier, Inc.,
6.00%, 10/15/22 (b)	35,000	29,925
General Electric Co.,
Series D, 5.00%, 01/21/21 (c)	3,446,000	3,656,206

		3,686,131

Information Technology Services 0.7%
First Data Corp.,
7.00%, 12/01/23 (b)	200,000	202,500
5.00%, 01/15/24 (b)	100,000	100,250
Hewlett Packard Enterprise Co.,
4.90%, 10/15/25 (b)	10,915,000	11,404,232
IHS, Inc.,
5.00%, 11/01/22	430,000	443,975

		12,150,957

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 1.0%
Allstate Corp. (The),
5.75%, 08/15/53 (a)	$6,435,000	$6,599,093
Berkshire Hathaway, Inc.,
3.13%, 03/15/26	7,655,000	8,026,604
Prudential Financial, Inc.,
5.20%, 03/15/44 (a)	3,120,000	3,059,160

		17,684,857

Internet & Catalog Retail 0.0%†
Anna Merger Sub, Inc.,
7.75%, 10/01/22 (b)	345,000	302,738
QVC, Inc.,
5.13%, 07/02/22	125,000	134,758
5.45%, 08/15/34	230,000	212,964

		650,460

Internet Software & Services 0.0%†
Netflix, Inc.,
5.50%, 02/15/22	330,000	344,025

Machinery 0.1%
Case New Holland, Inc.,
7.88%, 12/01/17	560,000	602,000
CNH Industrial Capital LLC,
4.88%, 04/01/21	115,000	117,013
Manitowoc Foodservice, Inc.,
9.50%, 02/15/24 (b)	200,000	223,500
Terex Corp.,
6.50%, 04/01/20	275,000	277,406
6.00%, 05/15/21	100,000	100,125
Zebra Technologies Corp.,
7.25%, 10/15/22	95,000	100,700

		1,420,744

Media 3.3%
AMC Entertainment, Inc.,
5.75%, 06/15/25	60,000	59,700
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.38%, 09/15/20 (b)	300,000	305,040
5.13%, 12/15/21 (b)	300,000	285,750
Charter Communications Operating LLC/Charter Communications Operating Capital,
3.58%, 07/23/20 (b)	6,240,000	6,523,570
4.91%, 07/23/25 (b)	8,430,000	9,216,536
6.48%, 10/23/45 (b)	3,375,000	4,029,821
Clear Channel Worldwide Holdings, Inc.,
Series B, 7.63%, 03/15/20	370,000	352,055
Series A, 6.50%, 11/15/22	145,000	139,562
6.50%, 11/15/22	85,000	85,000

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
CSC Holdings LLC,
7.63%, 07/15/18	$320,000	$346,237
DISH DBS Corp.,
6.75%, 06/01/21	165,000	170,981
5.88%, 11/15/24	415,000	385,950
7.75%, 07/01/26 (b)	110,000	113,300
Gannett Co., Inc.,
7.13%, 09/01/18	153,000	153,991
5.13%, 10/15/19	260,000	267,475
4.88%, 09/15/21 (b)	25,000	25,625
Hughes Satellite Systems Corp.,
6.50%, 06/15/19	112,000	120,960
iHeartCommunications, Inc.,
11.25%, 03/01/21	590,000	420,375
Intelsat Jackson Holdings SA,
7.25%, 10/15/20	330,000	235,125
5.50%, 08/01/23	350,000	222,250
Lamar Media Corp.,
5.75%, 02/01/26 (b)	45,000	46,828
Liberty Interactive LLC,
8.50%, 07/15/29	70,000	73,850
Nielsen Finance LLC/Nielsen Finance Co.,
5.00%, 04/15/22 (b)	855,000	872,100
Numericable Group SA,
6.00%, 05/15/22 (b)	595,000	578,638
Numericable-SFR SA,
7.38%, 05/01/26 (b)	565,000	558,644
Regal Entertainment Group,
5.75%, 03/15/22	310,000	316,975
Sirius XM Radio, Inc.,
4.25%, 05/15/20 (b)	285,000	288,128
5.88%, 10/01/20 (b)	400,000	412,500
6.00%, 07/15/24 (b)	35,000	36,181
5.38%, 07/15/26 (b)	130,000	129,025
TEGNA Inc,
5.13%, 07/15/20	210,000	216,563
Thomson Reuters Corp.,
1.65%, 09/29/17	2,710,000	2,721,596
3.35%, 05/15/26	5,395,000	5,514,731
5.65%, 11/23/43	3,000,000	3,479,472
Univision Communications, Inc.,
5.13%, 05/15/23 (b)	390,000	387,075
Viacom, Inc.,
2.75%, 12/15/19	5,655,000	5,737,076
3.88%, 04/01/24	9,010,000	9,151,448
4.38%, 03/15/43	7,040,000	5,686,694
WideOpenWest Finance LLC/WideOpenWest Capital Corp.,
10.25%, 07/15/19	180,000	186,300

		59,853,127

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.2%
Alcoa, Inc.,
5.13%, 10/01/24	$150,000	$149,625
Anglo American Capital PLC,
4.45%, 09/27/20 (b)	160,000	156,000
ArcelorMittal,
8.00%, 10/15/39	790,000	766,300
Corp. Nacional del Cobre de Chile, Reg S,
5.63%, 09/21/35	100,000	109,362
FMG Resources August 2006 Pty Ltd.,
9.75%, 03/01/22 (b)	295,000	325,606
Freeport-McMoRan, Inc.,
4.00%, 11/14/21	220,000	198,756
3.55%, 03/01/22	110,000	96,800
3.88%, 03/15/23	235,000	205,625
4.55%, 11/14/24	130,000	113,750
5.40%, 11/14/34	335,000	266,325
Teck Resources Ltd.,
4.75%, 01/15/22	115,000	97,164
6.25%, 07/15/41	225,000	159,750

		2,645,063

Multiline Retail 0.0%†
Family Tree Escrow LLC,
5.75%, 03/01/23 (b)	295,000	313,437
Neiman Marcus Group Ltd., Inc.,
8.00%, 10/15/21 (b)	55,000	44,825

		358,262

Multi-Utilities & Unregulated Power 0.2%
Calpine Corp.,
6.00%, 01/15/22 (b)	340,000	356,150
5.38%, 01/15/23	625,000	609,375
5.25%, 06/01/26 (b)	70,000	69,825
Dynegy, Inc.,
6.75%, 11/01/19	225,000	225,281
5.88%, 06/01/23	95,000	83,600
7.63%, 11/01/24	75,000	72,000
NRG Energy, Inc.,
7.88%, 05/15/21	215,000	222,525
6.25%, 07/15/22	825,000	800,250
6.63%, 03/15/23	280,000	275,800
7.25%, 05/15/26 (b)	350,000	348,250

		3,063,056

Oil, Gas & Consumable Fuels 1.0%
Antero Resources Corp.,
5.13%, 12/01/22	100,000	96,000
5.63%, 06/01/23	40,000	38,800
Antero Resources Finance Corp.,
5.38%, 11/01/21	365,000	356,787

15

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Apache Corp.,
4.75%, 04/15/43	$5,220,000	$5,366,510
Chesapeake Energy Corp.,
6.63%, 08/15/20	155,000	108,887
6.88%, 11/15/20	110,000	76,450
6.13%, 02/15/21	270,000	182,250
5.38%, 06/15/21	345,000	222,525
5.75%, 03/15/23	150,000	96,000
Concho Resources, Inc.,
5.50%, 04/01/23	300,000	300,750
Continental Resources, Inc.,
4.50%, 04/15/23	130,000	121,225
3.80%, 06/01/24	150,000	130,875
Encana Corp.,
3.90%, 11/15/21	190,000	184,253
6.50%, 02/01/38	125,000	124,161
EP Energy LLC/EP Energy Finance, Inc.,
9.38%, 05/01/20	470,000	332,525
EP Energy LLC/Everest Acquisition Finance, Inc.,
7.75%, 09/01/22	15,000	9,150
6.38%, 06/15/23	595,000	357,000
KazMunayGas National Co.,
Reg S, 9.13%, 07/02/18	300,000	333,060
Marathon Oil Corp.,
3.85%, 06/01/25	4,540,000	4,171,034
Newfield Exploration Co.,
5.75%, 01/30/22	200,000	202,500
5.38%, 01/01/26	185,000	179,912
Oasis Petroleum, Inc.,
6.50%, 11/01/21	220,000	200,750
Pacific Rubiales Energy Corp.,
Reg. S, 5.38%, 01/26/19 (e)	120,000	22,200
5.63%, 01/19/25 (b)(e)	335,000	61,975
Pertamina Persero PT,
Reg S, 5.63%, 05/20/43	580,000	561,843
Petrobras Global Finance BV,
5.75%, 01/20/20	53,000	51,203
8.38%, 05/23/21	100,000	103,200
Petroleos de Venezuela SA,
Reg S, 6.00%, 05/16/24	100,000	35,365
Petroleos Mexicanos,
5.50%, 06/27/44	700,000	632,485
Precision Drilling Corp.,
6.63%, 11/15/20	80,000	72,600
6.50%, 12/15/21	45,000	40,388
5.25%, 11/15/24	85,000	68,000
Range Resources Corp.,
5.00%, 08/15/22	195,000	183,787
5.00%, 03/15/23	670,000	628,125
4.88%, 05/15/25	125,000	119,063

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Sinopec Group Overseas Development 2013 Ltd.,
4.38%, 10/17/23 (b)	$200,000	$215,897
Sinopec Group Overseas Development 2014 Ltd.,
4.38%, 04/10/24 (b)	200,000	216,110
SM Energy Co.,
6.50%, 11/15/21	125,000	117,188
6.13%, 11/15/22	80,000	73,500
6.50%, 01/01/23	40,000	37,200
5.00%, 01/15/24	105,000	89,775
State Oil Co. of the Azerbaijan Republic,
4.75%, 03/13/23	300,000	286,967
Whiting Petroleum Corp.,
5.00%, 03/15/19	370,000	340,400
5.75%, 03/15/21	80,000	72,200
6.25%, 04/01/23	200,000	179,000
YPF SA,
8.50%, 07/28/25 (b)	130,000	137,345

		17,537,220

Personal Products 0.0%†
Energizer Holdings, Inc.,
4.70%, 05/19/21	90,000	93,219
4.70%, 05/24/22	310,000	318,525

		411,744

Pharmaceuticals 1.5%
AbbVie, Inc.,
2.50%, 05/14/20	7,500,000	7,667,422
Endo Finance LLC/Endo Finco, Inc.,
5.88%, 01/15/23 (b)	720,000	624,600
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.,
6.00%, 07/15/23 (b)	250,000	218,750
Mylan NV,
3.15%, 06/15/21 (b)	8,570,000	8,692,962
3.95%, 06/15/26 (b)	8,655,000	8,758,756
Valeant Pharmaceuticals International, Inc.,
6.75%, 08/15/18 (b)	140,000	135,450
6.38%, 10/15/20 (b)	255,000	219,300
5.63%, 12/01/21 (b)	720,000	594,000
5.50%, 03/01/23 (b)	180,000	144,563
VRX Escrow Corp.,
5.38%, 03/15/20 (b)	95,000	81,166
5.88%, 05/15/23 (b)	995,000	803,462
6.13%, 04/15/25 (b)	45,000	36,113

		27,976,544

16

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) 0.9%
Communications Sales & Leasing, Inc./CSL Capital LLC,
8.25%, 10/15/23	$205,000	$207,948
Corporate Office Properties LP,
3.60%, 05/15/23	2,615,000	2,542,122
Crown Castle International Corp.,
4.88%, 04/15/22	139,000	152,650
Equinix, Inc.,
5.88%, 01/15/26	250,000	260,469
ESH Hospitality, Inc.,
5.25%, 05/01/25 (b)	165,000	160,669
Iron Mountain US Holdings, Inc.,
5.38%, 06/01/26 (b)	85,000	82,450
Iron Mountain, Inc.,
6.00%, 08/15/23	80,000	84,200
5.75%, 08/15/24	470,000	474,700
MPT Operating Partnership LP/MPT Finance Corp.,
6.38%, 03/01/24	135,000	143,775
5.50%, 05/01/24	465,000	476,625
Omega Healthcare Investors, Inc.,
5.88%, 03/15/24	355,000	371,865
4.50%, 01/15/25	2,995,000	3,038,592
Sabra Health Care LP/Sabra Capital Corp.,
5.50%, 02/01/21	175,000	179,812
WEA Finance LLC/Westfield UK & Europe Finance PLC,
1.75%, 09/15/17 (b)	4,940,000	4,954,277
2.70%, 09/17/19 (b)	3,195,000	3,258,887

		16,389,041

Road & Rail 0.3%
ERAC USA Finance LLC,
2.35%, 10/15/19 (b)	5,065,000	5,160,622
Hertz Corp. (The),
4.25%, 04/01/18	310,000	313,100
6.75%, 04/15/19	215,000	219,495
5.88%, 10/15/20	105,000	107,625
United Rentals North America, Inc.,
7.38%, 05/15/20	104,000	108,160
5.75%, 11/15/24	90,000	90,675

		5,999,677

Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.,
6.38%, 10/01/22	330,000	317,625
Freescale Semiconductor, Inc.,
6.00%, 01/15/22 (b)	370,000	390,165
Micron Technology, Inc.,
5.25%, 08/01/23 (b)	65,000	55,412

Corporate Bonds (continued)

	Principal Amount	Market Value

Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies BV,
4.88%, 10/15/23 (b)	$100,000	$100,000
Sensata Technologies UK Financing Co. PLC,
6.25%, 02/15/26 (b)	200,000	207,000

		1,070,202

Software 0.5%
IMS Health, Inc.,
6.00%, 11/01/20 (b)	365,000	371,387
Infor Software Parent LLC/Infor Software Parent, Inc.,
7.13%, 05/01/21 (b)(f)	410,000	362,850
Infor US, Inc.,
6.50%, 05/15/22	455,000	429,693
MSCI, Inc.,
5.25%, 11/15/24 (b)	240,000	245,400
5.75%, 08/15/25 (b)	245,000	254,187
Nuance Communications, Inc.,
5.38%, 08/15/20 (b)	203,000	206,553
6.00%, 07/01/24 (b)	275,000	276,375
Open Text Corp.,
5.88%, 06/01/26 (b)	255,000	255,638
Oracle Corp.,
4.00%, 07/15/46	7,085,000	7,143,118
Riverbed Technology, Inc.,
8.88%, 03/01/23 (b)	100,000	103,500

		9,648,701

Specialty Retail 0.0%†
L Brands, Inc.,
5.63%, 10/15/23	405,000	436,387

Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.,
4.65%, 02/23/46	7,695,000	8,692,095
Diamond 1 Finance Corp./Diamond 2 Finance Corp,
4.42%, 06/15/21 (b)	12,010,000	12,361,545
5.88%, 06/15/21 (b)	140,000	142,768
6.02%, 06/15/26 (b)	695,000	724,528
Seagate HDD Cayman,
4.75%, 06/01/23	3,535,000	2,987,924
4.88%, 06/01/27	5,610,000	4,053,225
Western Digital Corp.,
10.50%, 04/01/24 (b)	405,000	433,350

		29,395,435

Textiles, Apparel & Luxury Goods 0.0%†
Hanesbrands, Inc.,
4.88%, 05/15/26 (b)	170,000	170,612

17

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.2%
Comcel Trust,
6.88%, 02/06/24 (b)	$300,000	$292,500
Sprint Communications Inc,
6.00%, 11/15/22	685,000	539,026
Sprint Corp.,
7.25%, 09/15/21	400,000	341,000
7.88%, 09/15/23	650,000	531,375
7.13%, 06/15/24	645,000	514,388
Sprint Nextel Corp.,
7.00%, 08/15/20	70,000	62,300
T-Mobile USA, Inc.,
5.25%, 09/01/18	230,000	234,600
6.63%, 04/28/21	425,000	444,125
6.13%, 01/15/22	225,000	235,969
6.73%, 04/28/22	200,000	210,310
6.00%, 03/01/23	190,000	196,650

		3,602,243

Total Corporate Bonds (cost $576,031,264)		592,591,529

Sovereign Bonds 3.9%
ANGOLA 0.0%†
Angolan Government International Bond,
Reg. S, 9.50%, 11/12/25	220,000	217,844

ARGENTINA 0.1%
Argentine Republic Government International Bond,
8.75%, 06/02/17	270,000	281,880
Reg. S, 6.88%, 04/22/21	200,000	213,300
Reg. S, 7.50%, 04/22/26	200,000	216,200
8.28%, 12/31/33	715,039	797,269
Reg. S, 7.13%, 07/06/36	150,000	150,000

		1,658,649

ARMENIA 0.0%†
Republic of Armenia,
7.15%, 03/26/25 (b)	356,000	361,340

AZERBAIJAN 0.0%†
Republic of Azerbaijan International Bond,
Reg S, 4.75%, 03/18/24	200,000	202,260

BELIZE 0.0%†
Belize Government International Bond,
Reg S, 5.00%, 02/20/38 (g)	417,000	234,562

Sovereign Bonds (continued)

	Principal Amount	Market Value

BERMUDA 0.0%†
Bermuda Government International Bond,
4.85%, 02/06/24 (b)	$200,000	$214,000

BRAZIL 0.1%
Brazilian Government International Bond,
4.88%, 01/22/21	480,000	505,680
5.63%, 01/07/41	200,000	193,500

		699,180

CAYMAN ISLANDS 0.0%†
Brazil Minas SPE via State of Minas Gerais,
Reg. S, 5.33%, 02/15/28	200,000	178,500

COLOMBIA 0.0%†
Colombia Government International Bond,
7.38%, 09/18/37	100,000	129,875
6.13%, 01/18/41	270,000	312,400
5.00%, 06/15/45	200,000	208,000

		650,275

COSTA RICA 0.0%†
Costa Rica Government International Bond,
7.16%, 03/12/45 (b)	238,000	237,405

CROATIA 0.1%
Croatia Government International Bond,
Reg S, 6.75%, 11/05/19	230,000	250,412
Reg. S, 6.38%, 03/24/21	200,000	218,190
Reg. S, 6.00%, 01/26/24	250,000	272,575

		741,177

DOMINICAN REPUBLIC 0.0%†
Dominican Republic International Bond,
Reg. S, 6.88%, 01/29/26	100,000	110,350
6.88%, 01/29/26 (b)	300,000	331,050

		441,400

ECUADOR 0.0%†
Ecuador Government International Bond,
10.50%, 03/24/20 (b)	386,000	382,140
Reg. S, 7.95%, 06/20/24	250,000	218,125

		600,265

EGYPT 0.0%†
Egypt Government International Bond,
Reg S, 6.88%, 04/30/40	100,000	83,198

18

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

EL SALVADOR 0.0%†
El Salvador Government International Bond,
Reg. S, 6.38%, 01/18/27		$375,000	$339,375

GHANA 0.0%†
Ghana Government International Bond,
Reg. S, 10.75%, 10/14/30		200,000	210,700

HUNGARY 0.1%
Hungary Government International Bond,
7.63%, 03/29/41		490,000	710,500

INDONESIA 0.0%†
Indonesia Government International Bond,
Reg S, 7.75%, 01/17/38		185,000	251,048

IRAQ 0.0%†
Iraq International Bond,
Reg S, 5.80%, 01/15/28		290,000	220,777

ITALY 0.6%
Italy Buoni Poliennali Del Tesoro,
2.55%, 09/15/41	EUR	3,616,247	5,175,653
2.70%, 03/01/47 (b)		4,295,000	5,123,664

			10,299,317

IVORY COAST 0.1%
Ivory Coast Government International Bond,
5.38%, 07/23/24 (b)		$200,000	187,540
Reg S, 5.75%, 12/31/32 (g)		630,000	586,631

			774,171

JAMAICA 0.0%†
Jamaica Government International Bond,
7.88%, 07/28/45		200,000	213,500

KENYA 0.0%†
Kenya Government International Bond,
Reg. S, 6.88%, 06/24/24		290,000	268,140

MEXICO 0.8%
Mexican Bonos,
7.75%, 11/13/42	MXN	225,790,000	14,365,256
Mexico Government International Bond,
4.75%, 03/08/44		$100,000	107,750

			14,473,006

Sovereign Bonds (continued)

	Principal Amount		Market Value

MONGOLIA 0.0%†
Development Bank of Mongolia LLC,
5.75%, 03/21/17		$300,000	$299,640
Mongolia Government International Bond,
Reg S, 5.13%, 12/05/22		200,000	163,881

			463,521

OMAN 0.0%†
Oman Government International Bond,
Reg. S, 4.75%, 06/15/26		204,000	201,890

SENEGAL 0.0%†
Senegal Government International Bond,
Reg. S, 6.25%, 07/30/24		350,000	333,410

SERBIA 0.0%†
Republic of Serbia,
Reg S, 7.25%, 09/28/21		350,000	400,655
Reg S, 6.75%, 11/01/24 (g)		233,440	239,860

			640,515

SOUTH AFRICA 0.8%
South Africa Government International Bond,
6.50%, 02/28/41	ZAR	284,210,000	13,676,391

SPAIN 0.7%
Spain Government Bond,
2.90%, 10/31/46 (b)	EUR	9,555,000	11,915,896

SRI LANKA 0.0%†
Sri Lanka Government International Bond,
Reg. S, 5.88%, 07/25/22		$200,000	193,870
Reg. S, 6.85%, 11/03/25		437,000	425,685

			619,555

TUNISIA 0.0%†
Banque Centrale de Tunisie SA,
5.75%, 01/30/25 (b)		255,000	230,138

TURKEY 0.1%
Turkey Government International Bond,
7.50%, 11/07/19		210,000	239,839
6.25%, 09/26/22		200,000	226,162
7.38%, 02/05/25		310,000	382,500
4.25%, 04/14/26		290,000	294,393

			1,142,894

19

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

UKRAINE 0.0%†
Ukraine Government International Bond,
7.75%, 09/01/20 (b)	$117,000	$114,391
7.75%, 09/01/23 (b)	114,000	109,748
Reg. S, 7.75%, 09/01/25	130,000	123,851
Reg. S, 7.75%, 09/01/27	250,000	236,300
0.00%, 05/31/40 (a)(b)	228,000	73,860

		658,150

UNITED KINGDOM 0.0%†
Ukreximbank Via Biz Finance PLC,
9.63%, 04/27/22 (b)	240,000	233,280

UNITED STATES 0.4%
Residual Funding Corp. Principal Strip,
0.00%, 04/15/30	9,523,000	6,862,617

VENEZUELA 0.0%†
Petroleos de Venezuela SA,
Reg. S, 6.00%, 05/16/24	200,000	70,730
Venezuela Government International Bond,
Reg. S, 8.25%, 10/13/24	300,000	125,250

		195,980

Total Sovereign Bonds (cost $77,737,082)		71,454,826

U.S. Government Mortgage Backed Agencies 28.4%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G13072
5.00%, 04/01/23	7,463	7,985
Pool# G13122
5.00%, 04/01/23	2,786	2,997
Pool# G13225
5.00%, 06/01/23	67,074	72,145
Pool# J07942
5.00%, 06/01/23	321	330
Pool# J08443
5.00%, 07/01/23	31,679	33,969
Pool# C91128
5.50%, 12/01/27	21,503	23,937
Pool# D98252
5.00%, 08/01/29	2,200	2,428
Pool# G30698
5.00%, 07/01/31	146,931	162,158
Pool# C69707
5.50%, 08/01/32	7,008	7,867

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A14186
5.50%, 10/01/33	$968	$1,093
Pool# C01674
5.50%, 11/01/33	12,606	14,232
Pool# A24611
4.50%, 06/01/34	4,133	4,525
Pool# A23854
5.50%, 06/01/34	10,449	11,783
Pool# G08084
4.50%, 10/01/35	42,360	46,239
Pool# A39572
5.00%, 11/01/35	47,486	52,604
Pool# A39584
5.50%, 11/01/35	23,322	25,958
Pool# A41399
5.50%, 12/01/35	155,785	176,019
Pool# A49058
5.50%, 05/01/36	100,868	112,256
Pool# A52983
5.50%, 10/01/36	66,836	74,513
Pool# A61562
5.50%, 10/01/36	368,021	412,040
Pool# G02379
6.00%, 10/01/36	8,664	9,926
Pool# A57475
5.50%, 02/01/37	2,497	2,799
Pool# G02561
5.50%, 02/01/37	40,726	45,776
Pool# A58420
5.50%, 03/01/37	4,527	5,038
Pool# G03400
5.50%, 03/01/37	146,248	164,231
Pool# A60064
5.50%, 04/01/37	77,831	87,078
Pool# G02791
5.50%, 04/01/37	3,455	3,880
Pool# A60070
5.00%, 05/01/37	1,376	1,519
Pool# G05521
5.50%, 05/01/37	961,759	1,084,613
Pool# G02976
5.50%, 06/01/37	30,499	34,209
Pool# G08204
5.50%, 06/01/37	6,396	7,170
Pool# G08210
6.00%, 07/01/37	70,375	80,337
Pool# A65518
6.00%, 09/01/37	58,528	66,868
Pool# A68546
5.50%, 11/01/37	33,680	37,816
Pool# G03432
5.50%, 11/01/37	38,445	43,125

20

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A69653
5.50%, 12/01/37	$10,894	$12,230
Pool# A70591
5.50%, 12/01/37	52,813	59,426
Pool# G03616
6.00%, 12/01/37	16,692	19,042
Pool# A71374
5.50%, 01/01/38	13,285	14,913
Pool# A71604
5.50%, 01/01/38	182,131	204,543
Pool# A72378
5.50%, 01/01/38	107,116	119,219
Pool# G03927
5.50%, 01/01/38	9,393	10,546
Pool# A73996
5.50%, 02/01/38	239,204	268,307
Pool# G03812
5.50%, 02/01/38	579,642	652,138
Pool# G03964
5.50%, 02/01/38	59,244	66,629
Pool# A72499
6.00%, 02/01/38	8,056	9,226
Pool# A75432
5.50%, 03/01/38	107,404	119,528
Pool# G04220
5.50%, 03/01/38	14,952	16,782
Pool# G08256
5.50%, 03/01/38	7,747	8,715
Pool# G04156
6.00%, 03/01/38	15,138	17,180
Pool# A75830
5.50%, 04/01/38	131,232	148,685
Pool# A76127
5.50%, 04/01/38	235,047	262,874
Pool# A76483
5.50%, 04/01/38	124,280	139,650
Pool# G04248
5.50%, 04/01/38	116,392	130,413
Pool# G08263
5.50%, 04/01/38	9,466	10,632
Pool# A76211
6.00%, 04/01/38	2,413	2,752
Pool# G04287
5.00%, 05/01/38	85,985	94,914
Pool# A76939
5.50%, 05/01/38	7,179	8,011
Pool# A77057
5.50%, 05/01/38	11,384	12,812
Pool# A77208
5.50%, 05/01/38	13,305	14,811
Pool# A77796
5.50%, 05/01/38	353,920	396,284

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G04305
5.50%, 05/01/38	$207,721	$234,134
Pool# A77648
5.50%, 06/01/38	9,130	10,161
Pool# A77937
5.50%, 06/01/38	58,414	65,015
Pool# A78624
5.50%, 06/01/38	79,839	89,893
Pool# G04359
5.50%, 06/01/38	168,061	188,568
Pool# G04458
5.50%, 06/01/38	46,933	52,659
Pool# A78076
6.00%, 06/01/38	26,399	30,059
Pool# A78454
6.00%, 06/01/38	13,536	15,443
Pool# A78982
5.50%, 07/01/38	28,317	31,723
Pool# A79018
5.50%, 07/01/38	53,689	60,107
Pool# A79509
5.50%, 07/01/38	8,095	9,117
Pool# A79806
5.50%, 07/01/38	4,725	5,259
Pool# A79816
5.50%, 07/01/38	15,661	17,428
Pool# G04471
5.50%, 07/01/38	48,131	53,857
Pool# G05956
5.50%, 07/01/38	682,427	765,896
Pool# A80779
5.50%, 08/01/38	41,720	46,430
Pool# G04817
5.00%, 09/01/38	139,977	154,483
Pool# A81743
5.50%, 09/01/38	27,113	30,462
Pool# A82093
5.50%, 09/01/38	25,790	28,701
Pool# A82207
5.50%, 09/01/38	1,099	1,237
Pool# A82609
5.50%, 09/01/38	15,416	17,156
Pool# A82656
5.50%, 10/01/38	5,686	6,367
Pool# A82703
5.50%, 10/01/38	5,931	6,667
Pool# G04847
5.50%, 10/01/38	65,473	73,554
Pool# G05979
5.50%, 10/01/38	14,216	15,973
Pool# A82757
5.50%, 11/01/38	131,573	147,646

21

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A82787
5.50%, 11/01/38	$569,231	$635,696
Pool# A83032
5.50%, 11/01/38	16,985	18,903
Pool# A83066
5.50%, 11/01/38	2,038	2,273
Pool# A83071
5.50%, 11/01/38	2,392	2,662
Pool# A83596
5.50%, 12/01/38	55,633	61,965
Pool# G05337
5.50%, 12/01/38	245,283	275,794
Pool# G08314
5.50%, 01/01/39	33,898	37,815
Pool# G08331
4.50%, 02/01/39	6,372	6,959
Pool# G08323
5.00%, 02/01/39	159,161	175,655
Pool# A84417
5.50%, 02/01/39	85,248	94,930
Pool# G05300
5.50%, 02/01/39	9,356	10,474
Pool# A84655
4.50%, 03/01/39	431,223	471,395
Pool# G05841
5.50%, 04/01/39	19,189	21,463
Pool# A86955
4.50%, 06/01/39	301,450	328,590
Pool# A86968
4.50%, 06/01/39	38,595	42,286
Pool# G05472
4.50%, 06/01/39	11,558	12,628
Pool# G05484
4.50%, 06/01/39	462,062	505,909
Pool# A87250
5.00%, 06/01/39	276,157	304,776
Pool# A87679
5.00%, 08/01/39	212,470	234,490
Pool# G07021
5.00%, 09/01/39	344,370	380,059
Pool# A89385
4.50%, 10/01/39	13,311	14,592
Pool# G05684
5.50%, 10/01/39	114,716	128,660
Pool# G06020
5.50%, 12/01/39	619,597	696,856
Pool# V80890
5.50%, 12/01/39	368,641	415,240
Pool# G05813
6.00%, 12/01/39	31,034	35,296
Pool# G05923
5.50%, 02/01/40	71,755	80,594

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G06031
5.50%, 03/01/40	$23,647	$26,550
Pool# A91997
5.00%, 04/01/40	100,189	110,581
Pool# G05849
4.50%, 05/01/40	743,068	815,774
Pool# G06193
5.50%, 05/01/40	104,076	117,055
Pool# A92458
5.00%, 06/01/40	51,655	57,137
Pool# G08402
5.00%, 06/01/40	163,151	180,155
Pool# A92764
5.50%, 06/01/40	56,885	64,093
Pool# C03486
4.50%, 07/01/40	8,506	9,314
Pool# G06412
5.50%, 07/01/40	1,300,269	1,459,854
Pool# C03531
4.00%, 10/01/40	1,435,132	1,542,836
Pool# A94833
4.00%, 11/01/40	4,284,207	4,677,192
Pool# A95230
4.00%, 12/01/40	1,554,928	1,693,398
Pool# A96634
4.50%, 02/01/41	347,204	381,331
Pool# A97942
4.50%, 04/01/41	308,233	338,560
Pool# G08443
4.50%, 04/01/41	1,048,009	1,151,277
Pool# Q00876
4.50%, 05/01/41	1,471,998	1,616,776
Pool# Q00950
5.00%, 05/01/41	798,825	884,224
Pool# Q01212
4.50%, 06/01/41	660,564	722,636
Pool# Q01198
5.50%, 06/01/41	31,752	35,368
Pool# G06956
4.50%, 08/01/41	1,329,770	1,460,525
Pool# Q03043
4.50%, 09/01/41	356,269	391,176
Pool# Z40047
4.00%, 10/01/41	392,755	422,085
Pool# Q06344
4.00%, 02/01/42	3,607,353	3,911,016
Pool# G08479
3.50%, 03/01/42	515,023	544,058
Pool# Q08997
3.50%, 06/01/42	1,021,119	1,085,351
Pool# Q09004
3.50%, 06/01/42	805,279	850,514

22

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C04008
4.00%, 06/01/42	$1,437,445	$1,542,320
Pool# C09004
3.50%, 07/01/42	1,187,012	1,253,387
Pool# G08500
3.50%, 07/01/42	713,780	753,762
Pool# G07083
4.00%, 07/01/42	498,680	543,726
Pool# Z40054
4.00%, 07/01/42	480,632	516,507
Pool# Q09896
3.50%, 08/01/42	638,430	673,952
Pool# Q11095
3.50%, 09/01/42	515,503	543,973
Pool# Q11348
3.50%, 09/01/42	1,872,757	1,977,005
Pool# Q12143
3.50%, 10/01/42	337,435	356,477
Pool# G07155
4.00%, 10/01/42	890,833	956,832
Pool# Q13765
4.00%, 12/01/42	493,313	539,237
Pool# Q16893
3.50%, 04/01/43	500,209	533,880
Pool# Q17389
3.50%, 04/01/43	1,243,703	1,330,766
Pool# Q18305
3.50%, 05/01/43	459,748	485,265
Pool# Q19476
3.50%, 06/01/43	561,454	592,186
Pool# Q19480
4.00%, 06/01/43	3,786,713	4,091,570
Pool# G07459
3.50%, 08/01/43	1,280,998	1,351,302
Pool# G08541
3.50%, 08/01/43	1,168,736	1,232,715
Pool# Q20857
3.50%, 08/01/43	973,889	1,044,207
Pool# Q20860
3.50%, 08/01/43	403,263	425,395
Pool# Q20680
4.00%, 10/01/43	490,224	524,674
Pool# V80509
4.00%, 10/01/43	571,688	616,434
Pool# G07508
4.50%, 10/01/43	442,128	483,296
Pool# V80589
4.50%, 10/01/43	206,695	225,713
Pool# V80596
4.50%, 10/01/43	236,926	258,425
Pool# G08558
4.00%, 11/01/43	290,639	311,242

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C09051
4.50%, 11/01/43	$261,437	$285,067
Pool# G08559
4.50%, 11/01/43	1,627,232	1,777,254
Pool# Q22805
4.50%, 11/01/43	141,300	154,522
Pool# Q23044
4.50%, 11/01/43	461,044	503,373
Pool# G08568
4.50%, 01/01/44	107,764	117,545
Pool# C09059
4.50%, 03/01/44	1,247,099	1,360,167
Pool# G07763
4.50%, 03/01/44	471,576	518,073
Pool# G08578
4.50%, 03/01/44	2,475,691	2,698,808
Pool# G08582
4.00%, 04/01/44	444,330	475,772
Pool# Q26367
4.00%, 05/01/44	259,738	281,153
Pool# G08587
4.50%, 05/01/44	1,006,016	1,097,069
Pool# G08593
4.50%, 06/01/44	2,175,753	2,371,996
Pool# G08596
4.50%, 07/01/44	1,904,026	2,075,974
Pool# Q27377
4.50%, 07/01/44	1,234,158	1,349,311
Pool# G08601
4.00%, 08/01/44	889,035	951,409
Pool# Q27903
4.00%, 08/01/44	1,976,157	2,118,016
Pool# G07964
5.00%, 08/01/44	573,755	639,469
Pool# G08609
3.50%, 10/01/44	1,125,924	1,187,445
Pool# Q29916
4.00%, 11/01/44	1,728,795	1,852,041
Pool# Q29946
4.50%, 11/01/44	69,665	75,971
Pool# C09070
4.00%, 12/01/44	702,860	752,074
Pool# G08621
4.50%, 12/01/44	698,324	761,987
Pool# Q30149
4.50%, 12/01/44	98,567	107,478
Pool# G08627
3.50%, 02/01/45	1,422,951	1,500,701
Pool# C09071
4.00%, 02/01/45	2,244,767	2,402,549
Pool# G07961
3.50%, 03/01/45	1,268,568	1,348,218

23

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G08633
4.00%, 03/01/45	$5,035,771	$5,392,453
Pool# Q32070
4.00%, 03/01/45	1,383,424	1,481,289
Pool# G08636
3.50%, 04/01/45	4,044,073	4,267,691
Pool# G08637
4.00%, 04/01/45	1,660,930	1,778,685
Pool# G08642
4.00%, 05/01/45	2,434,658	2,607,127
Pool# Q35164
4.00%, 05/01/45	1,366,600	1,462,590
Pool# G08657
4.50%, 07/01/45	170,336	186,009
Pool# G08659
3.50%, 08/01/45	1,366,085	1,442,449
Pool# V81873
4.00%, 08/01/45	523,087	560,140
Pool# G08672
4.00%, 10/01/45	2,046,130	2,191,214
Pool# G08676
3.50%, 11/01/45	3,127,186	3,303,453
Pool# Q37023
4.00%, 11/01/45	2,834,154	3,035,291
Pool# G08681
3.50%, 12/01/45	1,367,860	1,445,007
Pool# G08682
4.00%, 12/01/45	1,062,390	1,137,787
Pool# Q38470
4.00%, 01/01/46	1,286,392	1,378,837
Pool# Q38473
4.00%, 01/01/46	2,480,331	2,656,293
Pool# G08706
3.50%, 05/01/46	598,717	632,734
Federal Home Loan Mortgage Corp. Gold Pool TBA
3.50%, 07/15/45	12,200,000	12,861,469
4.00%, 07/15/46	16,170,000	17,306,953
4.50%, 07/15/46	1,215,000	1,324,920
Federal National Mortgage Association Pool
Pool# 625932
5.00%, 01/01/17	63,752	65,349
Pool# 626012
5.00%, 01/01/17	12,396	12,706
Pool# 630920
5.00%, 02/01/17	7,618	7,809
Pool# 669089
5.00%, 10/01/17	16,518	16,946
Pool# 555092
5.00%, 12/01/17	292,004	299,789
Pool# 709835
5.00%, 06/01/18	275,792	284,010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 730339
5.00%, 09/01/18	$145,356	$149,617
Pool# 687533
5.00%, 11/01/18	50,016	51,359
Pool# 748029
5.00%, 12/01/18	3,007	3,089
Pool# 770160
5.00%, 04/01/19	410,941	422,839
Pool# 845488
5.00%, 06/01/21	2,393	2,506
Pool# 969941
5.00%, 03/01/23	23,674	24,320
Pool# 254690
5.50%, 04/01/23	92,092	103,364
Pool# 982885
5.00%, 05/01/23	8,306	8,927
Pool# 254797
5.00%, 06/01/23	266,891	296,126
Pool# 975884
5.00%, 06/01/23	2,651	2,724
Pool# 254764
5.50%, 06/01/23	188,543	211,628
Pool# 987214
5.00%, 07/01/23	1,246	1,327
Pool# 976243
5.00%, 08/01/23	5,413	5,797
Pool# 987456
5.00%, 08/01/23	11,813	12,280
Pool# 965102
5.00%, 09/01/23	2,325	2,389
Pool# 988300
5.00%, 09/01/23	1,804	1,850
Pool# 254911
5.00%, 10/01/23	49,930	55,400
Pool# 254985
5.00%, 11/01/23	660,899	733,292
Pool# 255582
5.00%, 01/01/25	3,345	3,712
Pool# 255627
5.00%, 02/01/25	322,107	357,390
Pool# 255667
5.00%, 03/01/25	4,413	4,896
Pool# 255892
5.00%, 09/01/25	565,925	628,037
Pool# 256170
5.00%, 03/01/26	528,507	586,399
Pool# 256294
5.00%, 05/01/26	1,902	2,110
Pool# 256639
5.00%, 02/01/27	392,897	435,934
Pool# 256640
5.50%, 03/01/27	30,065	33,752

24

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 256676
5.50%, 04/01/27	$27,900	$31,322
Pool# 256820
5.00%, 07/01/27	253,935	281,750
Pool# 256896
5.50%, 09/01/27	22,887	25,685
Pool# 257075
5.50%, 02/01/28	25,657	29,026
Pool# 257282
5.50%, 07/01/28	139,378	156,415
Pool# 257367
5.50%, 09/01/28	46,601	52,322
Pool# 257451
5.50%, 11/01/28	11,383	12,781
Pool# 995477
5.50%, 01/01/29	31,908	35,809
Pool# 930997
4.50%, 04/01/29	155,785	169,933
Pool# MA0082
5.00%, 05/01/29	412,226	460,213
Pool# AL0869
4.50%, 06/01/29	83,487	91,069
Pool# MA0097
5.00%, 06/01/29	92,398	102,569
Pool# MA0130
5.00%, 07/01/29	592,168	657,342
Pool# AS3118
3.00%, 08/01/29	2,046,813	2,147,073
Pool# MA2124
3.00%, 12/01/29	1,746,971	1,832,460
Pool# AS4466
3.00%, 02/01/30	1,630,144	1,719,506
Pool# AX9538
3.00%, 02/01/30	2,184,398	2,303,141
Pool# AX9550
3.00%, 02/01/30	392,099	411,286
Pool# AS4855
2.50%, 04/01/30	1,324,369	1,371,479
Pool# AS4877
3.00%, 04/01/30	1,235,670	1,296,137
Pool# 932716
5.00%, 04/01/30	20,612	22,900
Pool# MA0436
5.50%, 04/01/30	72,268	81,484
Pool# AY0990
2.50%, 05/01/30	1,493,580	1,546,709
Pool# AL6763
3.00%, 05/01/30	1,286,770	1,353,504
Pool# AY4218
3.00%, 05/01/30	1,585,432	1,663,015
Pool# AS5240
3.00%, 06/01/30	1,551,662	1,627,593

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AD7853
4.50%, 06/01/30	$440,185	$480,222
Pool# AZ0881
2.50%, 07/01/30	1,720,797	1,782,009
Pool# AZ0886
3.00%, 07/01/30	1,257,696	1,319,241
Pool# AL6317
5.00%, 09/01/30	618,644	686,409
Pool# AL7801
2.50%, 11/01/30	2,629,406	2,729,726
Pool# 890710
3.00%, 02/01/31	954,684	1,001,402
Pool# MA2596
3.00%, 04/01/31	662,266	694,674
Pool# 676643
5.00%, 01/01/33	116,258	129,206
Pool# 720679
5.00%, 06/01/33	10,314	11,517
Pool# 310100
5.00%, 08/01/33	260,644	290,978
Pool# 738166
5.00%, 09/01/33	3,159	3,525
Pool# 725027
5.00%, 11/01/33	330,378	368,825
Pool# 745944
5.00%, 12/01/33	96,114	107,308
Pool# 725422
5.00%, 04/01/34	66,823	74,605
Pool# 985615
5.50%, 04/01/34	235,465	267,033
Pool# 794978
5.50%, 10/01/34	70,979	80,555
Pool# 801596
5.50%, 10/01/34	76,345	86,566
Pool# AC2387
5.00%, 01/01/35	11,077	12,365
Pool# 735141
5.50%, 01/01/35	478,853	543,889
Pool# AD0308
5.00%, 03/01/35	690,043	770,386
Pool# 735382
5.00%, 04/01/35	157,268	175,247
Pool# 735403
5.00%, 04/01/35	529,588	590,101
Pool# 255706
5.50%, 05/01/35	3,838	4,344
Pool# 735578
5.00%, 06/01/35	277,781	309,410
Pool# 735581
5.00%, 06/01/35	1,475,421	1,645,111
Pool# 735795
5.00%, 06/01/35	900,196	1,004,577

25

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 735667
5.00%, 07/01/35	$7,480	$8,348
Pool# 826201
5.00%, 07/01/35	47,780	53,014
Pool# 190360
5.00%, 08/01/35	587,213	653,682
Pool# 310099
5.00%, 08/01/35	1,837,832	2,048,401
Pool# 825753
5.50%, 08/01/35	24,512	27,819
Pool# 834657
5.50%, 08/01/35	4,212	4,758
Pool# 836018
5.50%, 09/01/35	1,556	1,763
Pool# 735893
5.00%, 10/01/35	278,464	309,846
Pool# 835482
5.50%, 10/01/35	16,571	18,749
Pool# 863626
5.50%, 12/01/35	52,289	58,720
Pool# 745275
5.00%, 02/01/36	263,105	292,859
Pool# 745343
5.50%, 03/01/36	260,322	294,332
Pool# 865972
5.50%, 03/01/36	32,291	36,331
Pool# 891588
5.50%, 05/01/36	81,729	91,720
Pool# 885808
5.50%, 06/01/36	1,603	1,799
Pool# 885367
5.00%, 07/01/36	1,723	1,911
Pool# 745826
6.00%, 07/01/36	7,029	8,049
Pool# AI6495
5.00%, 09/01/36	624,966	697,195
Pool# 897267
5.50%, 10/01/36	38,179	43,001
Pool# 899215
6.00%, 10/01/36	25,409	29,087
Pool# 310107
5.00%, 11/01/36	108,730	121,036
Pool# 831922
5.50%, 11/01/36	5,490	6,161
Pool# 256513
5.50%, 12/01/36	29,106	32,663
Pool# 902752
5.50%, 12/01/36	3,606	4,046
Pool# 903013
5.50%, 12/01/36	74,625	84,038
Pool# 920078
5.50%, 12/01/36	8,989	10,088

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 906869
6.00%, 12/01/36	$87,965	$100,449
Pool# 967685
5.50%, 01/01/37	39,059	43,834
Pool# 888222
6.00%, 02/01/37	22,025	25,209
Pool# 910242
5.00%, 03/01/37	3,816	4,234
Pool# 914049
6.00%, 03/01/37	110,255	125,935
Pool# 914752
5.50%, 04/01/37	19,949	22,387
Pool# 918011
5.00%, 05/01/37	99,429	110,320
Pool# 897640
5.50%, 05/01/37	31,916	35,942
Pool# 899528
5.50%, 05/01/37	58,004	65,352
Pool# 917988
6.00%, 05/01/37	20,704	23,649
Pool# 937788
5.00%, 06/01/37	1,381	1,532
Pool# 899562
5.50%, 06/01/37	18,981	21,362
Pool# 918516
5.50%, 06/01/37	369,607	415,794
Pool# 918659
5.50%, 06/01/37	95,186	106,821
Pool# 918662
5.50%, 06/01/37	276,619	310,433
Pool# 915639
6.00%, 06/01/37	73,341	83,749
Pool# 939984
6.00%, 06/01/37	62,857	71,857
Pool# 256822
5.00%, 07/01/37	2,436	2,703
Pool# 938175
5.50%, 07/01/37	8,851	9,954
Pool# 899598
6.00%, 07/01/37	5,900	6,750
Pool# 928483
6.00%, 07/01/37	26,899	30,784
Pool# 942052
6.00%, 07/01/37	26,121	29,892
Pool# 944526
6.00%, 07/01/37	8,590	9,809
Pool# 942290
5.50%, 08/01/37	24,741	27,817
Pool# 945218
5.50%, 08/01/37	5,445	6,115
Pool# AA0920
5.50%, 08/01/37	1,451,269	1,636,790

26

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 936895
6.00%, 08/01/37	$1,606	$1,833
Pool# 888638
5.50%, 09/01/37	44,864	50,446
Pool# 952277
5.50%, 09/01/37	1,091	1,224
Pool# 952276
6.00%, 09/01/37	113,685	129,819
Pool# 933131
5.50%, 10/01/37	24,154	27,114
Pool# 943640
5.50%, 10/01/37	1,722	1,935
Pool# 946923
6.00%, 10/01/37	66,722	76,284
Pool# 955770
6.00%, 10/01/37	7,128	8,144
Pool# 952372
5.50%, 11/01/37	267,458	300,152
Pool# 960117
5.50%, 11/01/37	688	772
Pool# 933166
6.00%, 11/01/37	117,648	134,344
Pool# 956411
6.00%, 11/01/37	13,680	15,655
Pool# 959983
6.00%, 11/01/37	47,030	53,726
Pool# 959454
5.50%, 12/01/37	56,378	63,337
Pool# 967254
5.50%, 12/01/37	49,705	55,830
Pool# 977077
5.50%, 12/01/37	116,115	131,743
Pool# 929018
6.00%, 12/01/37	23,304	26,678
Pool# 966419
6.00%, 12/01/37	32,933	37,698
Pool# 961181
5.50%, 01/01/38	15,145	17,021
Pool# 961256
5.50%, 01/01/38	42,195	47,507
Pool# 961311
5.50%, 01/01/38	42,211	47,371
Pool# 966664
5.50%, 01/01/38	172,915	194,917
Pool# 961348
6.00%, 01/01/38	95,904	109,676
Pool# 965719
6.00%, 01/01/38	14,521	16,582
Pool# 960048
5.50%, 02/01/38	2,046	2,296
Pool# 969757
5.50%, 02/01/38	1,732	1,944

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 969776
5.50%, 02/01/38	$57,011	$63,979
Pool# 972404
5.50%, 02/01/38	16,167	18,240
Pool# 972701
5.50%, 02/01/38	20,361	22,850
Pool# 953613
5.50%, 03/01/38	3,484	3,912
Pool# 961849
5.50%, 03/01/38	27,785	31,282
Pool# 962344
5.50%, 03/01/38	390,460	439,348
Pool# 962371
5.50%, 03/01/38	28,457	31,969
Pool# 973775
5.50%, 03/01/38	29,054	32,606
Pool# 973794
5.50%, 03/01/38	62,354	69,976
Pool# 974674
5.50%, 03/01/38	32,166	36,234
Pool# 975186
5.50%, 03/01/38	76,786	86,284
Pool# 961992
6.00%, 03/01/38	68,031	77,875
Pool# 974532
5.00%, 04/01/38	19,219	21,324
Pool# 979504
5.00%, 04/01/38	40,363	44,784
Pool# 933777
5.50%, 04/01/38	9,374	10,568
Pool# 973726
6.00%, 04/01/38	97,099	111,206
Pool# 969268
5.50%, 05/01/38	2,041	2,290
Pool# 970232
5.50%, 05/01/38	5,549	6,229
Pool# 975049
5.50%, 05/01/38	96,021	107,818
Pool# 975127
5.50%, 05/01/38	307,182	346,545
Pool# 983284
5.50%, 05/01/38	369,475	414,638
Pool# 995048
5.50%, 05/01/38	89,850	101,124
Pool# 889509
6.00%, 05/01/38	42,728	48,964
Pool# 889579
6.00%, 05/01/38	64,284	73,545
Pool# 984000
5.00%, 06/01/38	39,054	43,850
Pool# 929594
5.50%, 06/01/38	445,035	500,115

27

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 963774
5.50%, 06/01/38	$113,528	$127,640
Pool# 963958
5.50%, 06/01/38	1,041	1,173
Pool# 976213
5.50%, 06/01/38	7,676	8,645
Pool# 979984
5.50%, 06/01/38	38,274	43,051
Pool# 985559
5.50%, 06/01/38	68,747	77,150
Pool# 985731
5.50%, 06/01/38	18,922	21,235
Pool# 986519
5.50%, 06/01/38	5,054	5,672
Pool# 995018
5.50%, 06/01/38	79,524	89,472
Pool# 929714
5.50%, 07/01/38	291,091	327,801
Pool# 929737
5.50%, 07/01/38	2,107	2,372
Pool# 934333
5.50%, 07/01/38	126,660	142,143
Pool# 934351
5.50%, 07/01/38	19,189	21,587
Pool# 963975
5.50%, 07/01/38	63,027	70,978
Pool# 986245
5.50%, 07/01/38	7,132	8,004
Pool# 986999
5.50%, 07/01/38	72,755	81,798
Pool# 889962
5.50%, 08/01/38	228,781	257,477
Pool# 929824
5.50%, 08/01/38	40,196	45,167
Pool# 964970
5.50%, 08/01/38	23,831	26,787
Pool# 975697
5.50%, 08/01/38	9,502	10,692
Pool# 986062
5.50%, 08/01/38	5,952	6,679
Pool# 925973
6.00%, 08/01/38	18,306	20,912
Pool# 983378
6.00%, 08/01/38	35,528	40,570
Pool# 889995
5.50%, 09/01/38	297,679	335,074
Pool# 970818
5.50%, 09/01/38	50,464	56,666
Pool# 986938
5.50%, 09/01/38	8,368	9,417
Pool# 970650
5.50%, 10/01/38	75,384	84,766

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 990786
5.50%, 10/01/38	$33,515	$37,824
Pool# 930071
6.00%, 10/01/38	246,373	281,337
Pool# 991002
6.00%, 10/01/38	3,954	4,515
Pool# 992035
6.00%, 10/01/38	5,838	6,667
Pool# 934645
5.50%, 11/01/38	59,375	66,633
Pool# 934665
5.50%, 11/01/38	35,968	40,430
Pool# 970809
5.50%, 11/01/38	26,981	30,415
Pool# 985805
5.50%, 11/01/38	92,055	103,686
Pool# 987994
5.50%, 11/01/38	35,023	39,399
Pool# 994637
5.50%, 11/01/38	281,418	316,150
Pool# 995759
5.50%, 11/01/38	445,193	500,542
Pool# AB0131
5.00%, 12/01/38	16,250	18,160
Pool# 930253
5.50%, 12/01/38	93,860	105,629
Pool# 934249
5.50%, 12/01/38	17,326	19,444
Pool# 970929
5.50%, 12/01/38	72,633	81,741
Pool# 991434
5.50%, 12/01/38	27,828	31,340
Pool# 992676
5.50%, 12/01/38	23,820	26,847
Pool# 992944
5.50%, 12/01/38	63,987	71,809
Pool# 993055
5.50%, 12/01/38	34,605	38,916
Pool# AA0694
5.50%, 12/01/38	53,248	60,057
Pool# AD0385
5.50%, 12/01/38	34,200	38,563
Pool# 934231
5.00%, 01/01/39	3,644	4,043
Pool# 890294
5.50%, 01/01/39	156,445	176,028
Pool# 993100
5.50%, 01/01/39	26,918	30,209
Pool# 993111
5.50%, 01/01/39	26,217	29,422
Pool# AA0187
5.50%, 01/01/39	23,347	26,200

28

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AA0729
5.50%, 02/01/39	$407,752	$460,227
Pool# AA1638
5.50%, 02/01/39	13,305	14,931
Pool# AD0306
5.50%, 03/01/39	11,235	12,647
Pool# AA4463
4.50%, 04/01/39	143,019	156,136
Pool# 935063
5.50%, 04/01/39	124,812	140,732
Pool# 995845
5.50%, 04/01/39	1,620	1,825
Pool# 935075
6.00%, 04/01/39	21,455	24,500
Pool# 995894
6.00%, 04/01/39	255,797	292,780
Pool# AB0733
4.50%, 06/01/39	153,479	167,675
Pool# 995862
5.00%, 07/01/39	76,910	85,334
Pool# AL0070
5.00%, 07/01/39	65,076	72,205
Pool# AC0017
5.50%, 09/01/39	16,241	18,361
Pool# AD0638
6.00%, 09/01/39	80,248	91,960
Pool# AL2875
5.00%, 11/01/39	286,364	317,732
Pool# 190399
5.50%, 11/01/39	10,669	12,021
Pool# 932586
4.50%, 03/01/40	1,065,206	1,167,091
Pool# AD1656
4.50%, 03/01/40	411,296	450,551
Pool# MA0389
5.50%, 04/01/40	50,385	56,868
Pool# 190404
4.50%, 05/01/40	178,044	195,075
Pool# AL0071
5.00%, 05/01/40	159,000	176,417
Pool# AB1316
5.50%, 05/01/40	134,666	151,682
Pool# AL0015
5.50%, 05/01/40	673,440	757,677
Pool# AB1149
5.00%, 06/01/40	199,090	221,667
Pool# AD6438
5.00%, 06/01/40	13,117	14,592
Pool# AD7849
5.00%, 06/01/40	323,537	359,942
Pool# AD7128
4.50%, 07/01/40	13,223	14,491

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB1259
5.00%, 07/01/40	$732,418	$814,078
Pool# AC9032
5.00%, 07/01/40	10,596	11,783
Pool# AD6856
5.00%, 07/01/40	7,365	8,206
Pool# AB1335
4.50%, 08/01/40	313,910	343,711
Pool# AB1389
4.50%, 08/01/40	805,923	883,507
Pool# AD8529
4.50%, 08/01/40	1,364,136	1,493,602
Pool# AE0271
5.00%, 08/01/40	1,204,216	1,339,269
Pool# AE3251
5.00%, 08/01/40	474,795	528,388
Pool# AD5283
4.50%, 09/01/40	49,885	54,671
Pool# AE0691
4.50%, 10/01/40	114,188	124,915
Pool# AE0803
4.50%, 10/01/40	1,559,243	1,708,347
Pool# AE5471
4.50%, 10/01/40	10,658	11,655
Pool# AB1854
4.50%, 11/01/40	347,206	380,494
Pool# AE2691
4.50%, 12/01/40	2,753,688	3,009,767
Pool# AH1560
4.00%, 01/01/41	590,737	635,677
Pool# AE0725
4.50%, 01/01/41	144,980	158,915
Pool# AL0791
4.00%, 02/01/41	745,066	812,806
Pool# AE0984
4.50%, 02/01/41	33,966	37,233
Pool# AL5782
5.50%, 03/01/41	612,942	691,925
Pool# AH4038
4.50%, 04/01/41	748,682	825,515
Pool# AH9471
4.50%, 04/01/41	739,745	814,361
Pool# AI0213
4.50%, 04/01/41	308,795	338,548
Pool# AI1193
4.50%, 04/01/41	139,339	152,782
Pool# AL0065
4.50%, 04/01/41	1,264,004	1,385,623
Pool# AI0706
5.00%, 04/01/41	143,223	159,030
Pool# AI2468
4.50%, 05/01/41	1,179,245	1,293,027

29

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB3193
4.50%, 06/01/41	$292,476	$320,695
Pool# AI3506
4.50%, 06/01/41	48,332	53,220
Pool# AI4211
4.50%, 06/01/41	603,984	662,259
Pool# AI8193
4.50%, 08/01/41	1,038,700	1,137,593
Pool# AI8194
4.50%, 08/01/41	1,001,537	1,096,901
Pool# 890603
5.00%, 08/01/41	24,340	27,006
Pool# AB3505
4.00%, 09/01/41	2,335,079	2,547,660
Pool# AJ1230
4.50%, 09/01/41	669,052	733,600
Pool# AJ1414
4.50%, 09/01/41	568,700	621,901
Pool# AJ1416
4.50%, 09/01/41	982,785	1,077,605
Pool# AJ0473
5.00%, 09/01/41	273,840	304,061
Pool# AL5616
5.50%, 09/01/41	337,417	379,672
Pool# AL1319
4.50%, 10/01/41	240,042	262,787
Pool# AJ5269
4.00%, 11/01/41	3,682,167	3,963,007
Pool# AL1431
4.50%, 11/01/41	2,653,623	2,909,122
Pool# AL1547
4.50%, 11/01/41	162,918	178,244
Pool# AB4102
3.50%, 12/01/41	441,596	467,706
Pool# AJ9278
3.50%, 12/01/41	1,208,576	1,280,826
Pool# AJ7686
4.00%, 12/01/41	4,696,528	5,124,633
Pool# AX5302
4.00%, 01/01/42	1,069,482	1,148,696
Pool# AL1354
4.50%, 01/01/42	2,087,638	2,283,229
Pool# AL4300
4.50%, 01/01/42	553,747	606,679
Pool# AK2415
4.00%, 02/01/42	1,244,012	1,337,214
Pool# AJ6790
4.50%, 02/01/42	178,932	195,232
Pool# AK5699
3.50%, 03/01/42	1,024,060	1,084,459
Pool# AK4520
4.00%, 03/01/42	569,230	613,094

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AK6743
4.00%, 03/01/42	$216,840	$233,141
Pool# AK6568
3.50%, 04/01/42	1,741,019	1,843,724
Pool# AK6846
3.50%, 04/01/42	1,250,119	1,323,773
Pool# AK9393
3.50%, 04/01/42	1,098,094	1,162,863
Pool# AL4029
4.50%, 04/01/42	522,424	572,409
Pool# AB7733
3.00%, 01/01/43	1,147,336	1,193,339
Pool# AL2897
3.50%, 01/01/43	1,368,067	1,446,392
Pool# AL3714
3.50%, 01/01/43	1,831,965	1,936,788
Pool# AQ9328
3.50%, 01/01/43	314,168	333,831
Pool# AB8931
3.00%, 04/01/43	1,671,222	1,738,134
Pool# AB9046
3.50%, 04/01/43	1,824,938	1,949,459
Pool# AT1001
3.50%, 04/01/43	796,350	851,582
Pool# AT2021
3.50%, 04/01/43	1,565,381	1,663,829
Pool# AT5993
3.00%, 05/01/43	1,752,930	1,822,932
Pool# AB9374
3.50%, 05/01/43	802,964	857,402
Pool# AT7207
3.50%, 06/01/43	2,436,633	2,575,826
Pool# AS0044
3.00%, 07/01/43	1,026,280	1,067,239
Pool# AB9864
3.50%, 07/01/43	675,894	722,373
Pool# AS0331
3.00%, 08/01/43	415,723	432,325
Pool# AU3195
3.00%, 08/01/43	431,396	448,621
Pool# AU3735
3.00%, 08/01/43	2,098,244	2,182,039
Pool# AS0210
3.50%, 08/01/43	1,985,861	2,122,949
Pool# AS0212
3.50%, 08/01/43	2,786,752	2,963,597
Pool# AU0949
3.50%, 08/01/43	1,420,399	1,527,508
Pool# AU3742
3.50%, 08/01/43	1,158,905	1,232,062
Pool# AS0225
4.00%, 08/01/43	4,243,553	4,597,508

30

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS0255
4.50%, 08/01/43	$3,164,043	$3,463,432
Pool# AU0993
4.50%, 08/01/43	130,114	141,969
Pool# AS0263
5.00%, 08/01/43	41,106	45,621
Pool# AS0516
3.00%, 09/01/43	967,393	1,005,978
Pool# AS0358
4.00%, 09/01/43	752,081	818,874
Pool# AS0531
4.00%, 09/01/43	947,667	1,031,829
Pool# AU6857
4.00%, 09/01/43	1,440,975	1,572,455
Pool# AL4069
4.50%, 09/01/43	207,651	226,688
Pool# AS0563
4.50%, 09/01/43	186,552	203,494
Pool# AS0569
4.50%, 09/01/43	495,276	540,591
Pool# AU4229
4.50%, 09/01/43	255,972	279,807
Pool# AU5665
4.50%, 09/01/43	348,637	381,304
Pool# MA1600
3.50%, 10/01/43	2,161,748	2,285,600
Pool# AS0657
4.00%, 10/01/43	1,157,973	1,243,575
Pool# AU4386
4.00%, 10/01/43	551,709	597,232
Pool# AU9029
4.00%, 10/01/43	1,695,295	1,845,859
Pool# AU6939
4.50%, 10/01/43	414,105	451,713
Pool# AU9522
4.50%, 10/01/43	540,643	590,062
Pool# AS0837
5.00%, 10/01/43	1,807,637	2,006,305
Pool# AS1042
4.00%, 11/01/43	361,864	392,002
Pool# AU5057
4.00%, 11/01/43	1,020,689	1,094,057
Pool# AV0691
4.00%, 12/01/43	407,271	443,442
Pool# AL4608
4.50%, 12/01/43	832,176	908,701
Pool# AS1333
4.50%, 12/01/43	2,388,225	2,608,708
Pool# AV0664
4.50%, 12/01/43	1,734,898	1,893,255
Pool# AS1559
4.00%, 01/01/44	2,356,665	2,553,164

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS1586
4.50%, 01/01/44	$610,204	$666,029
Pool# AV4104
4.50%, 01/01/44	179,484	195,921
Pool# AV7958
4.50%, 01/01/44	544,890	595,645
Pool# AL5946
5.00%, 01/01/44	1,591,671	1,766,019
Pool# AS1764
4.00%, 02/01/44	455,343	496,664
Pool# AS1774
4.00%, 02/01/44	213,046	228,381
Pool# AV2253
4.50%, 02/01/44	132,909	145,059
Pool# AV5049
4.50%, 02/01/44	816,610	890,881
Pool# AV5699
4.50%, 02/01/44	170,541	186,081
Pool# AV8738
5.00%, 02/01/44	47,511	52,956
Pool# AS2075
4.50%, 03/01/44	1,338,369	1,459,918
Pool# AV7114
4.50%, 03/01/44	294,436	321,177
Pool# AW1161
4.50%, 03/01/44	337,430	368,161
Pool# MA1885
5.00%, 03/01/44	110,887	123,034
Pool# AS2117
4.00%, 04/01/44	1,597,742	1,712,382
Pool# AS2276
4.50%, 04/01/44	27,904	30,522
Pool# AS2322
4.50%, 04/01/44	45,611	49,753
Pool# AW0950
4.50%, 04/01/44	1,000,000	1,091,838
Pool# AW1847
4.50%, 04/01/44	197,776	215,797
Pool# MA1888
4.00%, 05/01/44	572,648	613,736
Pool# AS2358
4.50%, 05/01/44	365,804	399,026
Pool# AW5309
4.50%, 05/01/44	265,089	289,234
Pool# MA1908
4.50%, 05/01/44	31,650	34,543
Pool# AL5853
5.00%, 05/01/44	1,362,668	1,515,316
Pool# AL5449
4.50%, 06/01/44	333,374	364,202
Pool# AV2799
4.50%, 06/01/44	617,568	674,279

31

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AW2478
4.50%, 06/01/44	$625,593	$690,876
Pool# MA1926
4.50%, 06/01/44	1,260,468	1,380,171
Pool# AS2950
4.00%, 07/01/44	106,517	114,160
Pool# AW9189
4.50%, 07/01/44	482,453	526,838
Pool# AL5573
5.00%, 07/01/44	573,825	637,187
Pool# AW8949
5.00%, 07/01/44	212,943	236,451
Pool# AL6223
4.50%, 08/01/44	4,298,665	4,698,867
Pool# AS3467
4.00%, 10/01/44	149,058	159,753
Pool# AS3634
4.00%, 10/01/44	2,091,798	2,241,888
Pool# AX0888
4.00%, 10/01/44	3,027,801	3,250,674
Pool# AX2491
4.00%, 10/01/44	1,274,654	1,368,845
Pool# AX2501
4.00%, 10/01/44	1,699,554	1,821,565
Pool# AS3657
4.50%, 10/01/44	1,468,200	1,603,787
Pool# AX5921
5.00%, 10/01/44	696,535	775,878
Pool# AS3907
4.00%, 11/01/44	2,158,238	2,313,094
Pool# AS3880
4.50%, 11/01/44	2,208,403	2,410,372
Pool# AS3881
4.50%, 11/01/44	488,774	533,163
Pool# AX7258
5.00%, 11/01/44	416,458	463,329
Pool# AX4902
3.50%, 12/01/44	5,797,000	6,164,086
Pool# AX4245
4.00%, 12/01/44	1,020,018	1,093,500
Pool# AX4873
4.00%, 12/01/44	1,336,674	1,435,359
Pool# AS4304
3.50%, 01/01/45	2,275,043	2,401,045
Pool# AL6432
4.00%, 01/01/45	3,011,761	3,230,139
Pool# MA2145
4.00%, 01/01/45	1,622,814	1,740,324
Pool# AS4515
4.00%, 02/01/45	2,972,473	3,186,073
Pool# AL6307
4.50%, 02/01/45	1,509,007	1,646,325

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AY1306
3.50%, 03/01/45	$2,503,970	$2,642,652
Pool# AS4630
4.00%, 03/01/45	3,789,277	4,063,000
Pool# MA2229
3.50%, 04/01/45	1,416,714	1,495,566
Pool# AY1363
4.00%, 04/01/45	1,954,803	2,105,186
Pool# AY4205
3.00%, 05/01/45	859,138	894,518
Pool# AS5175
3.50%, 06/01/45	2,182,765	2,320,921
Pool# AZ0869
4.00%, 07/01/45	1,675,302	1,799,747
Pool# MA2342
4.00%, 07/01/45	1,123,906	1,205,656
Pool# AS5601
4.50%, 08/01/45	926,623	1,011,804
Pool# AS5850
4.50%, 09/01/45	104,868	114,460
Pool# MA2415
4.00%, 10/01/45	2,334,939	2,504,873
Pool# MA2471
3.50%, 12/01/45	1,098,163	1,159,481
Pool# AS6400
4.00%, 12/01/45	1,953,765	2,099,259
Pool# MA2484
4.00%, 12/01/45	1,855,015	1,990,209
Pool# AS6464
3.50%, 01/01/46	1,725,503	1,834,635
Pool# BC1105
3.50%, 02/01/46	3,250,950	3,433,003
Pool# BC4915
4.50%, 03/01/46	340,000	372,354
Federal National Mortgage Association Pool TBA
2.50%, 07/25/31	5,545,000	5,736,797
3.00%, 07/25/31	6,315,000	6,620,390
3.00%, 07/25/46	5,565,000	5,775,208
3.50%, 07/25/46	9,075,000	9,575,542
4.00%, 07/25/46	17,455,000	18,714,532
5.50%, 07/25/46	1,700,000	1,910,906
Government National Mortgage Association I Pool
Pool# 618988
6.00%, 06/15/34	12,118	13,851
Pool# 689575
6.50%, 07/15/38	32,198	36,759
Government National Mortgage Association II Pool
Pool# G2 MA0699
3.50%, 01/20/43	2,036,183	2,170,260
Pool# G2 MA0783
3.50%, 02/20/43	2,523,469	2,689,635

32

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G2 MA2679
4.00%, 03/20/45	$51,702	$55,287
Pool# G2 MA2892
3.50%, 06/20/45	208,113	221,120
Pool# G2 MA2961
3.50%, 07/20/45	642,974	683,210
Pool# G2 MA3034
3.50%, 08/20/45	769,792	817,969
Pool# G2 MA3035
4.00%, 08/20/45	127,658	136,510
Pool# G2 MA3105
3.50%, 09/20/45	2,197,878	2,335,733
Pool# G2 MA3106
4.00%, 09/20/45	3,480,599	3,722,037
Pool# G2 MA3174
4.00%, 10/20/45	6,605,191	7,065,043
Pool# G2 MA3245
4.00%, 11/20/45	5,755,420	6,158,022
Pool# G2 MA3311
4.00%, 12/20/45	2,650,979	2,836,940
Pool# G2 MA3377
4.00%, 01/20/46	1,885,602	2,017,892
Pool# G2 MA3521
3.50%, 03/20/46	1,275,923	1,356,642
Pool# G2 MA3663
3.50%, 05/20/46	1,920,296	2,041,720
Government National Mortgage Association II Pool TBA
3.50%, 07/15/46	9,095,000	9,653,135

Total U.S. Government Mortgage Backed Agencies (cost $507,587,020)		517,281,634

U.S. Government Sponsored & Agency Obligations 2.2%
Federal Farm Credit Banks 1.46%, 11/19/19	2,785,000	2,785,103
Federal Home Loan Banks
0.70%, 06/05/17	20,000,000	20,015,820
5.50%, 07/15/36	6,440,000	9,291,407
Federal National Mortgage Association 1.60%, 12/24/20	4,690,000	4,691,041
Tennessee Valley Authority
5.25%, 09/15/39	480,000	657,815
4.63%, 09/15/60	2,693,000	3,354,592

Total U.S. Government Sponsored & Agency Obligations (cost $39,567,518)		40,795,778

U.S. Treasury Bonds 12.3%
U.S. Treasury Bonds
6.25%, 08/15/23	7,295,000	9,777,868
5.50%, 08/15/28	46,150,000	65,974,655

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
4.75%, 02/15/37	$4,265,000	$6,344,520
3.88%, 08/15/40	28,620,000	37,985,237
3.00%, 11/15/45	3,550,000	4,081,946
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/26 (h)	36,410,000	51,634,826
1.75%, 01/15/28 (h)	9,835,000	13,131,479
3.88%, 04/15/29 (h)	11,075,000	23,216,067
0.75%, 02/15/42 (h)	10,780,000	11,436,952

Total U.S. Treasury Bonds (cost $215,056,767)		223,583,550

U.S. Treasury Notes 13.2%
U.S. Treasury Inflation Indexed Notes
1.13%, 01/15/21 (h)	7,785,000	9,107,111
0.25%, 01/15/25 (h)	35,315,000	36,217,255
U.S. Treasury Notes
0.63%, 05/31/17	19,955,000	19,972,920
0.50%, 07/31/17	54,000,000	53,983,152
0.63%, 09/30/17	42,000,000	42,039,396
0.75%, 10/31/17	18,500,000	18,544,807
3.63%, 08/15/19	1,755,000	1,911,442
1.38%, 04/30/21	6,780,000	6,897,064
2.13%, 12/31/21	9,315,000	9,820,413
1.50%, 02/28/23	21,315,000	21,624,728
1.63%, 02/15/26	19,685,000	19,906,456

Total U.S. Treasury Notes (cost $237,054,892)		240,024,744

Yankee Dollars 0.0%†
Electrical Equipment 0.0%†
Allegion PLC, 5.88%, 09/15/23	45,000	47,700

Oil, Gas & Consumable Fuels 0.0%†
Encana Corp.
6.50%, 08/15/34	310,000	310,756
6.63%, 08/15/37	110,000	109,526

		420,282

Total Yankee Dollars (cost $364,802)		467,982

Total Investments (cost $1,811,269,244) (i) — 101.6%		1,849,508,525
Liabilities in excess of other assets — (1.6)%		(28,498,278)

NET ASSETS — 100.0%		$1,821,010,247

33

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $139,780,704 which represents 7.68% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date reflects the next call date.

(d)	Fair valued security.

(e)	Security in default.

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(g)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2016.

(h)	Principal amounts are not adjusted for inflation.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company
LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

S de RL de CV	Public Traded Limited Liability Company

TBA	To Be Announced

ULC	Unlimited Liability Company

Currency:

EUR	Euro
MXN	Mexican Peso
ZAR	South Africa Rand

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
23	New Zealand Dollar Future	09/19/16	$1,633,230	$41,888
185	U.S. Treasury 10 Year Ultra Bond	09/21/16	26,949,297	807,334

			$28,582,527	$849,222

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(142)	EURO FX CURR Future	09/19/16	$19,715,812	$492,983
(198)	EURO-BUXL Future	09/08/16	43,102,335	(3,993,693)
(490)	Mexican Peso Future	09/19/16	13,271,650	(246,815)
(417)	South African Rand Future	09/19/16	13,891,313	(365,842)
(114)	U.S. Treasury 10 Year Note	09/21/16	15,160,219	(55,634)
(248)	U.S. Treasury 2 Year Note	09/30/16	54,393,375	(378,565)
(22)	U.S. Treasury 5 Year Note	09/30/16	2,687,609	(47,344)
(104)	U.S. Treasury Long Bond	09/21/16	17,923,750	(977,407)
(40)	U.S. Treasury Ultra Bond	09/21/16	7,455,000	(480,768)
(75)	USD 10 Year IRS Future	09/19/16	8,088,281	(137,707)

			$195,689,344	$(6,190,792)

At June 30, 2016, the Fund had $5,407,800 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

34

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund
Assets:
Investments, at value (cost $1,811,269,244)	$1,849,508,525
Cash	11,317,818
Deposits with broker for futures contracts	5,407,800
Foreign currencies, at value (cost $469,949)	486,469
Interest and dividends receivable	12,176,037
Receivable for investments sold	83,824,945
Receivable for capital shares issued	390,104
Prepaid expenses	11,292

Total Assets	1,963,122,990

Liabilities:
Payable for investments purchased	140,450,308
Payable for capital shares redeemed	188,328
Payable for variation margin on futures contracts	678,401
Accrued expenses and other payables:
Investment advisory fees	661,958
Fund administration fees	44,179
Distribution fees	16,744
Administrative servicing fees	10,911
Accounting and transfer agent fees	7,765
Custodian fees	12,542
Compliance program costs (Note 3)	1,981
Professional fees	28,896
Printing fees	10,730

Total Liabilities	142,112,743

Net Assets	$1,821,010,247

Represented by:
Capital	$1,755,489,293
Accumulated undistributed net investment income	30,675,409
Accumulated net realized gains from investments, futures, and foreign currency transactions	1,852,623
Net unrealized appreciation/(depreciation) from investments	38,239,281
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(5,341,570)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	95,211

Net Assets	$1,821,010,247

35

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund
Net Assets:
Class I Shares	$5,809,812
Class II Shares	81,848,679
Class Y Shares	1,733,351,756

Total	$1,821,010,247

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	498,418
Class II Shares	7,039,317
Class Y Shares	148,214,211

Total	155,751,946

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.66
Class II Shares	$11.63
Class Y Shares	$11.69

The accompanying notes are an integral part of these financial statements.

36

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$27,057,779
Dividend income	18,822

Total Income	27,076,601

EXPENSES:
Investment advisory fees	3,987,871
Fund administration fees	263,382
Distribution fees Class II Shares	105,071
Administrative servicing fees Class I Shares	4,343
Administrative servicing fees Class II Shares	63,043
Professional fees	57,212
Printing fees	10,036
Trustee fees	29,385
Custodian fees	34,471
Accounting and transfer agent fees	21,633
Compliance program costs (Note 3)	3,983
Other	25,090

Total Expenses	4,605,520

NET INVESTMENT INCOME	22,471,081

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,561,574
Net realized losses from futures transactions (Note 2)	(4,539,616)
Net realized losses from foreign currency transactions (Note 2)	(85,679)

Net realized losses from investments, futures, and foreign currency transactions	(1,063,721)

Net change in unrealized appreciation/(depreciation) from investments	73,602,465
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(7,151,365)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	107,927

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	66,559,027

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	65,495,306

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$87,966,387

The accompanying notes are an integral part of these financial statements.

37

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$22,471,081	$40,718,634
Net realized gains/(losses) from investments, futures, and foreign currency transactions	(1,063,721)	4,748,740
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	66,559,027	(52,938,389)

Change in net assets resulting from operations	87,966,387	(7,471,015)

Distributions to Shareholders From:
Net investment income:
Class I	–	(108,995)
Class II	–	(1,301,977)
Class Y	–	(34,468,617)
Net realized gains:
Class I	–	(46,569)
Class II	–	(684,708)
Class Y	–	(14,227,042)

Change in net assets from shareholder distributions	–	(50,837,908)

Change in net assets from capital transactions	(81,293,417)	362,721,372

Change in net assets	6,672,970	304,412,449

Net Assets:
Beginning of period	1,814,337,277	1,509,924,828

End of period	$1,821,010,247	$1,814,337,277

Accumulated undistributed net investment income at end of period	$30,675,409	$8,204,328

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$566,520	$3,155,262
Dividends reinvested	–	155,564
Cost of shares redeemed	(926,175)	(1,620,777)

Total Class I Shares	(359,655)	1,690,049

Class II Shares
Proceeds from shares issued	21,025,399	28,068,319
Dividends reinvested	–	1,986,685
Cost of shares redeemed	(22,827,311)	(30,530,316)

Total Class II Shares	(1,801,912)	(475,312)

Class Y Shares
Proceeds from shares issued	33,804,094	425,913,209
Dividends reinvested	–	48,695,659
Cost of shares redeemed	(112,935,944)	(113,102,233)

Total Class Y Shares	(79,131,850)	361,506,635

Change in net assets from capital transactions	$(81,293,417)	$362,721,372

38

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	49,982	274,839
Reinvested	–	13,895
Redeemed	(81,915)	(141,110)

Total Class I Shares	(31,933)	147,624

Class II Shares
Issued	1,877,552	2,447,130
Reinvested	–	177,541
Redeemed	(2,025,754)	(2,673,483)

Total Class II Shares	(148,202)	(48,812)

Class Y Shares
Issued	2,953,100	36,738,925
Reinvested	–	4,337,489
Redeemed	(9,947,611)	(9,858,483)

Total Class Y Shares	(6,994,511)	31,217,931

Total change in shares	(7,174,646)	31,316,743

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

39

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$11.11	0.13	0.42	0.55	–	–	–	$11.66	4.95%		$5,809,812	0.64%	2.37%	0.64%	101.51%
Year Ended December 31, 2015	$11.45	0.25	(0.29)	(0.04)	(0.21)	(0.09)	(0.30)	$11.11	(0.32%	)	$5,892,000	0.64%	2.19%	0.64%	219.93%
Year Ended December 31, 2014	$11.15	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.45	5.09%		$4,382,013	0.65%	2.27%	0.65%	279.56%
Year Ended December 31, 2013	$11.82	0.20	(0.41)	(0.21)	(0.22)	(0.24)	(0.46)	$11.15	(1.77%	)	$1,735,406	0.65%	1.70%	0.65%	333.09%
Year Ended December 31, 2012	$11.49	0.24	0.60	0.84	(0.28)	(0.23)	(0.51)	$11.82	7.38%		$1,966,859	0.66%	2.05%	0.66%	317.74%
Year Ended December 31, 2011	$11.10	0.29	0.41	0.70	(0.30)	(0.01)	(0.31)	$11.49	6.37%		$1,106,265	0.66%	2.53%	0.66%	368.09%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$11.10	0.12	0.41	0.53	–	–	–	$11.63	4.77%		$81,848,679	0.89%	2.11%	0.89%	101.51%
Year Ended December 31, 2015	$11.43	0.22	(0.28)	(0.06)	(0.18)	(0.09)	(0.27)	$11.10	(0.52%	)	$79,751,703	0.89%	1.94%	0.89%	219.93%
Year Ended December 31, 2014	$11.13	0.23	0.31	0.54	(0.24)	–	(0.24)	$11.43	4.88%		$82,721,197	0.90%	2.00%	0.90%	279.56%
Year Ended December 31, 2013	$11.80	0.17	(0.42)	(0.25)	(0.18)	(0.24)	(0.42)	$11.13	(2.05%	)	$59,155,847	0.90%	1.45%	0.90%	333.09%
Year Ended December 31, 2012	$11.47	0.21	0.60	0.81	(0.25)	(0.23)	(0.48)	$11.80	7.12%		$62,591,241	0.91%	1.81%	0.91%	317.74%
Year Ended December 31, 2011	$11.09	0.26	0.40	0.66	(0.27)	(0.01)	(0.28)	$11.47	6.05%		$49,816,557	0.91%	2.28%	0.91%	368.09%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$11.14	0.14	0.41	0.55	–	–	–	$11.69	4.94%		$1,733,351,756	0.49%	2.52%	0.49%	101.51%
Year Ended December 31, 2015	$11.48	0.27	(0.29)	(0.02)	(0.23)	(0.09)	(0.32)	$11.14	(0.19%	)	$1,728,693,574	0.49%	2.34%	0.49%	219.93%
Year Ended December 31, 2014	$11.17	0.28	0.31	0.59	(0.28)	–	(0.28)	$11.48	5.31%		$1,422,821,618	0.50%	2.40%	0.50%	279.56%
Year Ended December 31, 2013	$11.84	0.22	(0.42)	(0.20)	(0.23)	(0.24)	(0.47)	$11.17	(1.65%	)	$1,259,106,898	0.50%	1.86%	0.50%	333.09%
Year Ended December 31, 2012	$11.50	0.26	0.61	0.87	(0.30)	(0.23)	(0.53)	$11.84	7.60%		$1,054,112,611	0.51%	2.21%	0.51%	317.74%
Year Ended December 31, 2011	$11.11	0.30	0.41	0.71	(0.31)	(0.01)	(0.32)	$11.50	6.52%		$903,907,635	0.51%	2.69%	0.51%	368.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

40

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

41

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

42

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$60,145,611	$—	$60,145,611
Commercial Mortgage Backed Securities	—	103,162,871	—	103,162,871
Corporate Bonds
Aerospace & Defense	—	106,000	—	106,000
Airlines	—	18,106,675	—	18,106,675
Auto Components	—	260,419	—	260,419
Automobiles	—	50,337,284	—	50,337,284
Banks	—	103,029,453	—	103,029,453
Beverages	—	5,352,102	—	5,352,102
Building Products	—	478,178	—	478,178
Capital Markets	—	44,935,848	—	44,935,848
Chemicals	—	474,094	—	474,094
Commercial Services & Supplies	—	2,953,489	—	2,953,489
Communications Equipment	—	322,875	—	322,875
Construction & Engineering	—	441,875	—	441,875
Construction Materials	—	211,040	—	211,040
Consumer Finance	—	21,795,952	—	21,795,952
Containers & Packaging	—	2,387,300	—	2,387,300
Distributors	—	933,423	—	933,423
Diversified Financial Services	—	2,650,439	—	2,650,439
Diversified Telecommunication Services	—	44,964,910	—	44,964,910
Electric Utilities	—	24,118,705	—	24,118,705
Electronic Equipment & Instruments	—	284,837	—	284,837
Food & Staples Retailing	—	688,753	—	688,753
Food Products	—	8,212,315	—	8,212,315
Gas Utilities	—	22,414,559	—	22,414,559
Health Care Equipment & Supplies	—	280,350	—	280,350
Health Care Providers & Services	—	14,783,907	—	14,783,907
Hotels, Restaurants & Leisure	—	5,085,159	—	5,085,159
Household Durables	—	2,388,181	—	2,388,181
Household Products	—	98,919	—	98,919
Industrial Conglomerates	—	3,686,131	—	3,686,131
Information Technology Services	—	12,150,957	—	12,150,957
Insurance	—	17,684,857	—	17,684,857
Internet & Catalog Retail	—	650,460	—	650,460
Internet Software & Services	—	344,025	—	344,025
Machinery	—	1,420,744	—	1,420,744
Media	—	59,853,127	—	59,853,127
Metals & Mining	—	2,645,063	—	2,645,063
Multiline Retail	—	358,262	—	358,262
Multi-Utilities & Unregulated Power	—	3,063,056	—	3,063,056
Oil, Gas & Consumable Fuels	—	17,537,220	—	17,537,220
Personal Products	—	411,744	—	411,744
Pharmaceuticals	—	27,976,544	—	27,976,544
Real Estate Investment Trusts (REITs)	—	16,389,041	—	16,389,041
Road & Rail	—	5,999,677	—	5,999,677
Semiconductors & Semiconductor Equipment	—	1,070,202	—	1,070,202
Software	—	9,648,701	—	9,648,701
Specialty Retail	—	436,387	—	436,387

43

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Technology Hardware, Storage & Peripherals	$—	$29,395,435	$—	$29,395,435
Textiles, Apparel & Luxury Goods	—	170,612	—	170,612
Wireless Telecommunication Services	—	3,602,243	—	3,602,243
Total Corporate Bonds	$—	$592,591,529	$—	$592,591,529
Futures Contracts	1,342,205	—	—	1,342,205
Sovereign Bonds	—	71,454,826	—	71,454,826
U.S. Government Mortgage Backed Agencies	—	517,281,634	—	517,281,634
U.S. Government Sponsored & Agency Obligations	—	40,795,778	—	40,795,778
U.S. Treasury Bonds	—	223,583,550	—	223,583,550
U.S. Treasury Notes	—	240,024,744	—	240,024,744
Yankee Dollars	—	467,982	—	467,982
Total Assets	$1,342,205	$1,849,508,525	$—	$1,850,850,730
Liabilities:
Futures Contracts	$(6,683,775)	$—	$—	$(6,683,775)
Total Liabilities	$(6,683,775)	$—	$—	$(6,683,775)
Total	$(5,341,570)	$1,849,508,525	$—	$1,844,166,955

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2016, the Fund held one Corporate Bond investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

44

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to changes in the level of interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$1,342,205
Total		$1,342,205

Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(6,683,775)
Total		$(6,683,775)

(a)

Includes cumulative appreciation/ (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

45

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(4,539,616)
Total	$(4,539,616)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$(7,151,365)
Total	$(7,151,365)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

46

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Fixed Income, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.44%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP,

47

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.55% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $263,382 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,983.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

48

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $67,386.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $1,846,898,722 and sales of $1,840,010,328 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2016, the Fund had purchases of $688,510,949 and sales of $618,372,611 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its

49

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,811,955,466	$54,658,391	$(17,105,332)	$37,553,059

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

50

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

51

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

52

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

53

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

54

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

55

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

56

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

57

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

58

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

59

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

60

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

61

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

62

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

63

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

64

Semiannual Report

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund

SAR-FHI 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	Federated NVIT High Income Bond Fund

Asset Allocation†

Corporate Bonds	95.7%
Yankee Dollar	0.1%
Common Stock††	0.0%
Other assets in excess of liabilities	4.2%
100.0%

Top Industries†††

Healthcare	10.7%
Technology	9.6%
Cable Satellite	7.4%
Media Entertainment	7.3%
Midstream	6.8%
Packaging	5.7%
Independent Energy	5.5%
Wireless Communications	4.7%
Gaming	4.2%
Financial Institutions	4.0%
Other Industries	34.1%
100.0%

Top Holdings†††

Crimson Merger Sub, Inc., 6.63%, 05/15/22	0.8%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23	0.8%
CHS/Community Health Systems, Inc., 6.88%, 02/01/22	0.8%
First Data Corp., 5.75%, 01/15/24	0.8%
HCA, Inc., 5.25%, 06/15/26	0.7%
Sprint Corp., 7.88%, 09/15/23	0.7%
HCA, Inc., 5.25%, 04/15/25	0.7%
Ally Financial, Inc., 5.75%, 11/20/25	0.7%
Anna Merger Sub, Inc., 7.75%, 10/01/22	0.7%
Tenet Healthcare Corp., 6.75%, 06/15/23	0.7%
Other Holdings	92.6%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

5

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,074.40	4.69	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.34	4.57	0.91
Class Y Shares	Actual	(a)	1,000.00	1,076.20	3.92	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.08	3.82	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund

Corporate Bonds 95.7%

	Principal Amount	Market Value

Aerospace & Defense 0.9%
TransDigm, Inc., 6.00%, 07/15/22	$625,000	$628,237
6.50%, 07/15/24	400,000	405,752
6.50%, 05/15/25	375,000	375,938

		1,409,927

Automotive 2.8%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	575,000	615,250
Dana Financing Luxembourg Sarl, 6.50%, 06/01/26 (a)	250,000	243,437
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (a)	700,000	612,500
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23	200,000	206,500
5.00%, 05/31/26	375,000	382,031
International Automotive Components Group SL, 9.13%, 06/01/18 (a)	275,000	275,000
J.B. Poindexter & Co., Inc., 9.00%, 04/01/22 (a)	400,000	416,000
Motors Liquidation Co., 7.40%, 09/01/25 (b)(c)(d)(e)	2,500,000	0
MPG Holdco I, Inc., 7.38%, 10/15/22	425,000	417,563
Omega US Sub LLC, 8.75%, 07/15/23 (a)	300,000	294,000
Schaeffler Holding Finance BV, 6.75%, 11/15/22 (a)(f)	526,394	579,033
Tenneco, Inc., 5.00%, 07/15/26	50,000	50,719
ZF North America Capital, Inc., 4.75%, 04/29/25 (a)	300,000	303,936

		4,395,969

Building Materials 2.6%
Allegion PLC, 5.88%, 09/15/23	225,000	238,500
Allegion US Holding Co., Inc., 5.75%, 10/01/21	225,000	235,125
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (a)	400,000	413,000
5.75%, 12/15/23 (a)	50,000	51,750
Beacon Roofing Supply, Inc., 6.38%, 10/01/23	125,000	130,937
Building Materials Corp of America, 6.00%, 10/15/25 (a)	175,000	182,875
HD Supply, Inc., 5.25%, 12/15/21 (a)	350,000	365,312
5.75%, 04/15/24 (a)	350,000	364,000
Masonite International Corp., 5.63%, 03/15/23 (a)	100,000	103,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Materials (continued)
NCI Building Systems, Inc., 8.25%, 01/15/23 (a)	$400,000	$429,916
Nortek, Inc., 8.50%, 04/15/21	750,000	778,125
RSI Home Products, Inc., 6.50%, 03/15/23 (a)	725,000	744,938

		4,038,228

Cable Satellite 7.1%
Altice US Finance I Corp., 5.50%, 05/15/26 (a)	200,000	200,000
Altice US Finance II Corp., 7.75%, 07/15/25 (a)	400,000	417,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 02/15/23	250,000	253,877
5.75%, 09/01/23	225,000	232,875
5.75%, 01/15/24	775,000	815,610
5.38%, 05/01/25 (a)	125,000	126,875
5.75%, 02/15/26 (a)	450,000	463,500
5.50%, 05/01/26 (a)	175,000	177,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)	550,000	523,875
CSC Holdings LLC, 5.25%, 06/01/24	225,000	204,750
DISH DBS Corp., 5.88%, 07/15/22	925,000	899,562
5.88%, 11/15/24	75,000	69,750
7.75%, 07/01/26 (a)	50,000	51,500
Intelsat Jackson Holdings SA, 6.63%, 12/15/22	650,000	438,750
5.50%, 08/01/23	875,000	555,625
8.00%, 02/15/24 (a)	400,000	394,000
Intelsat Luxembourg SA, 7.75%, 06/01/21	200,000	49,000
8.13%, 06/01/23	400,000	99,000
Neptune Finco Corp., 10.13%, 01/15/23 (a)	325,000	364,000
10.88%, 10/15/25 (a)	825,000	943,074
Sirius XM Radio, Inc., 6.00%, 07/15/24 (a)	725,000	749,469
5.38%, 07/15/26 (a)	675,000	669,937
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25 (a)	225,000	220,500
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (a)	725,000	743,053
Virgin Media Secured Finance PLC, 5.25%, 01/15/26 (a)	825,000	798,188
5.50%, 08/15/26 (a)	375,000	364,688
Ziggo Bond Finance BV, 5.88%, 01/15/25 (a)	200,000	193,000

		11,019,083

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals 2.6%
Ashland, Inc., 4.75%, 08/15/22	$525,000	$522,375
Compass Minerals International, Inc., 4.88%, 07/15/24 (a)	375,000	348,750
Eco Services Operations LLC/Eco Finance Corp., 8.50%, 11/01/22 (a)	325,000	325,000
Hexion US Finance Corp., 8.88%, 02/01/18	550,000	477,125
6.63%, 04/15/20	425,000	355,427
Huntsman International LLC, 4.88%, 11/15/20	250,000	251,250
5.13%, 11/15/22	400,000	396,000
Platform Specialty Products Corp., 6.50%, 02/01/22 (a)	1,175,000	1,028,125
PQ Corp., 6.75%, 11/15/22 (a)	125,000	130,313
W.R. Grace & Co.-Conn,
5.63%, 10/01/24 (a)	275,000	281,875

		4,116,240

Construction Machinery 0.1%
United Rentals North America, Inc., 4.63%, 07/15/23	75,000	75,656

Consumer Cyclical Services 1.2%
Garda World Security Corp., 7.25%, 11/15/21 (a)	400,000	323,000
7.25%, 11/15/21 (a)	425,000	343,187
Hearthside Group Holdings LLC/Hearthside Finance Co., 6.50%, 05/01/22 (a)	800,000	678,000
ServiceMaster Co., 7.10%, 03/01/18	300,000	310,500
7.45%, 08/15/27	175,000	179,813

		1,834,500

Consumer Products 3.0%
AOT Bedding Super Holdings LLC, 8.13%, 10/01/20 (a)	875,000	894,688
FGI Operating Co. LLC/FGI Finance, Inc., 7.88%, 05/01/20	550,000	398,750
First Quality Finance Co., Inc., 4.63%, 05/15/21 (a)	750,000	708,750
Party City Holdings, Inc., 6.13%, 08/15/23 (a)	450,000	465,750
Prestige Brands, Inc., 5.38%, 12/15/21 (a)	700,000	710,500
6.38%, 03/01/24 (a)	300,000	311,250
Spectrum Brands, Inc., 6.13%, 12/15/24	175,000	184,625
5.75%, 07/15/25	300,000	312,375

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Products (continued)
Springs Industries, Inc., 6.25%, 06/01/21	$400,000	$404,000
Tempur Sealy International, Inc., 5.50%, 06/15/26 (a)	150,000	147,375
Vista Outdoor, Inc., 5.88%, 10/01/23 (a)	150,000	156,000

		4,694,063

Diversified Manufacturing 1.5%
Entegris, Inc., 6.00%, 04/01/22 (a)	525,000	537,469
Gardner Denver, Inc., 6.88%, 08/15/21 (a)	400,000	363,000
Milacron LLC/Mcron Finance Corp., 7.75%, 02/15/21 (a)	375,000	386,250
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (a)	375,000	330,937
WESCO Distribution, Inc., 5.38%, 12/15/21	700,000	705,250
5.38%, 06/15/24 (a)	75,000	75,000

		2,397,906

Financial Institutions 3.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.63%, 10/30/20	150,000	155,512
4.63%, 07/01/22	325,000	332,826
Ally Financial, Inc., 4.13%, 02/13/22	750,000	744,375
5.75%, 11/20/25	1,075,000	1,077,688
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (a)	625,000	600,000
Hub Holdings LLC/Hub Holdings Finance, Inc., 8.13%, 07/15/19 (a)(f)	825,000	792,000
HUB International Ltd., 9.25%, 02/15/21 (a)	50,000	52,250
International Lease Finance Corp., 5.88%, 08/15/22	600,000	649,500
Navient Corp., 5.50%, 01/25/23	50,000	43,875
5.88%, 10/25/24	750,000	641,250
Quicken Loans, Inc., 5.75%, 05/01/25 (a)	950,000	916,750

		6,006,026

Food & Beverage 2.5%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (a)	1,175,000	1,031,062
Aramark Services, Inc., 5.13%, 01/15/24	200,000	204,000
5.13%, 01/15/24 (a)	250,000	255,000

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Beverage (continued)
Performance Food Group, Inc., 5.50%, 06/01/24 (a)	$75,000	$76,312
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 05/01/21	450,000	456,188
Post Holdings, Inc., 7.38%, 02/15/22	150,000	157,687
7.75%, 03/15/24 (a)	150,000	164,813
8.00%, 07/15/25 (a)	600,000	665,250
Smithfield Foods, Inc., 6.63%, 08/15/22	300,000	314,157
TreeHouse Foods, Inc., 6.00%, 02/15/24 (a)	100,000	106,000
US Foods, Inc., 5.88%, 06/15/24 (a)	450,000	461,250

		3,891,719

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., expired maturity, 10.38%, 09/15/07 (b)(d)	100,000	0

Gaming 4.1%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 05/15/18 (c)	175,000	178,937
Boyd Gaming Corp., 6.88%, 05/15/23	500,000	532,500
6.38%, 04/01/26 (a)	175,000	182,875
Chester Downs & Marina LLC, 9.25%, 02/01/20 (a)	375,000	330,937
GLP Capital LP/GLP Financing II, Inc., 5.38%, 11/01/23	225,000	234,844
5.38%, 04/15/26	175,000	180,250
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc., 5.63%, 05/01/24 (a)	225,000	237,937
MGM Mirage, Inc., 7.75%, 03/15/22	675,000	762,750
MGM Resorts International, 6.00%, 03/15/23	425,000	448,375
Mohegan Tribal Gaming Authority, 9.75%, 09/01/21	475,000	505,875
Penn National Gaming, Inc., 5.88%, 11/01/21	725,000	737,688
Pinnacle Entertainment, Inc., 5.63%, 05/01/24 (a)	225,000	224,438
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.50%, 06/15/19 (a)	338,000	346,450
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.88%, 05/15/21 (a)	850,000	852,125

Corporate Bonds (continued)

	Principal Amount	Market Value

Gaming (continued)
Seminole Indian Tribe of Florida, 7.80%, 10/01/20 (a)	$580,000	$571,300

		6,327,281

Healthcare 10.3%
Acadia Healthcare Co., Inc., 6.50%, 03/01/24 (a)	500,000	507,500
Air Medical Merger Sub Corp., 6.38%, 05/15/23 (a)	500,000	475,000
Amsurg Corp., 5.63%, 07/15/22	600,000	616,500
CHS/Community Health Systems, Inc., 5.13%, 08/01/21	300,000	297,750
6.88%, 02/01/22	1,400,000	1,225,000
Crimson Merger Sub, Inc., 6.63%, 05/15/22 (a)	1,500,000	1,237,500
DaVita, Inc., 5.00%, 05/01/25	525,000	520,406
Emdeon, Inc., 11.00%, 12/31/19	400,000	425,500
Envision Healthcare Corp., 5.13%, 07/01/22 (a)	700,000	703,500
HCA, Inc., 4.75%, 05/01/23	200,000	205,000
5.88%, 05/01/23	100,000	106,500
5.00%, 03/15/24	700,000	724,500
5.25%, 04/15/25	1,050,000	1,097,250
5.25%, 06/15/26	1,075,000	1,115,984
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 05/15/19	700,000	672,437
LifePoint Health, Inc., 5.88%, 12/01/23	150,000	156,000
5.38%, 05/01/24 (a)	200,000	200,500
LifePoint Hospitals, Inc., 5.50%, 12/01/21	225,000	234,563
MEDNAX, Inc., 5.25%, 12/01/23 (a)	100,000	101,250
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (a)	475,000	498,750
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23 (a)	825,000	835,313
Surgical Care Affiliates, Inc., 6.00%, 04/01/23 (a)	500,000	510,000
Team Health, Inc., 7.25%, 12/15/23 (a)	700,000	749,084
Teleflex, Inc., 5.25%, 06/15/24	300,000	303,000
4.88%, 06/01/26	50,000	50,500
Tenet Healthcare Corp., 4.38%, 10/01/21	525,000	521,062
8.13%, 04/01/22	275,000	281,820
6.75%, 06/15/23	1,075,000	1,029,313

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Healthcare (continued)
Vizient, Inc., 10.38%, 03/01/24 (a)	$575,000	$616,688

		16,018,170

Hotels Restaurants & Leisure 0.1%
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23	75,000	74,438

Independent Energy 5.3%
Antero Resources Corp., 5.63%, 06/01/23	250,000	242,500
Antero Resources Finance Corp., 6.00%, 12/01/20	500,000	505,420
Approach Resources, Inc., 7.00%, 06/15/21	100,000	59,000
California Resources Corp., 6.00%, 11/15/24	350,000	171,500
Carrizo Oil & Gas, Inc., 7.50%, 09/15/20	400,000	405,000
6.25%, 04/15/23	225,000	216,562
Chesapeake Energy Corp., 5.38%, 06/15/21	250,000	161,250
8.00%, 12/15/22 (a)	125,000	105,937
5.75%, 03/15/23	200,000	128,000
Continental Resources, Inc., 4.50%, 04/15/23	525,000	489,562
CrownRock LP/CrownRock Finance, Inc., 7.75%, 02/15/23 (a)	125,000	130,625
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	50,000	35,375
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 09/01/22	50,000	30,500
6.38%, 06/15/23	200,000	120,000
Gulfport Energy Corp., 7.75%, 11/01/20	325,000	333,938
6.63%, 05/01/23	200,000	197,000
Halcon Resources Corp., 8.63%, 02/01/20 (a)	325,000	306,514
Laredo Petroleum, Inc., 5.63%, 01/15/22	200,000	187,000
7.38%, 05/01/22	175,000	175,438
6.25%, 03/15/23	125,000	118,750
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21	275,000	115,500
Lone Pine Resources, Inc., Escrow, 10.38%, 02/15/17 (b)(c)	25,000	0
Northern Oil and Gas, Inc., 8.00%, 06/01/20	550,000	415,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Independent Energy (continued)
Oasis Petroleum, Inc., 6.50%, 11/01/21	$75,000	$68,438
6.88%, 03/15/22	600,000	554,250
6.88%, 01/15/23	75,000	68,250
Parsley Energy LLC/Parsley Finance Corp., 6.25%, 06/01/24 (a)	50,000	50,625
QEP Resources, Inc., 6.88%, 03/01/21	225,000	227,250
Range Resources Corp., 5.00%, 08/15/22	100,000	94,250
4.88%, 05/15/25	448,000	426,720
Rice Energy, Inc., 6.25%, 05/01/22	500,000	496,250
7.25%, 05/01/23	75,000	76,125
RSP Permian, Inc., 6.63%, 10/01/22	250,000	257,500
SM Energy Co., 6.50%, 11/15/21	50,000	46,875
6.50%, 01/01/23	50,000	46,500
5.00%, 01/15/24	325,000	277,875
5.63%, 06/01/25	150,000	129,000
Whiting Petroleum Corp., 5.00%, 03/15/19	150,000	138,000
5.75%, 03/15/21	150,000	135,375
6.25%, 04/01/23	475,000	425,125

		8,169,029

Industrial — Other 2.0%
Anixter, Inc., 5.50%, 03/01/23	250,000	254,375
Belden CDT, Inc., 5.50%, 09/01/22 (a)	575,000	579,312
Belden, Inc., 5.25%, 07/15/24 (a)	225,000	217,687
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (a)	375,000	372,188
Dematic SA/DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)	600,000	628,500
Hillman Group, Inc. (The), 6.38%, 07/15/22 (a)	750,000	667,500
Unifrax I LLC/Unifrax Holding Co., 7.50%, 02/15/19 (a)	475,000	410,875

		3,130,437

Leisure 0.3%
HRP Myrtle Beach Operations LLC, 7.38%, 12/01/99 (b)(d)(g)	675,000	0
Regal Cinemas, Inc., 5.75%, 02/01/25	450,000	443,250
Regal Entertainment Group, 5.75%, 03/15/22	75,000	76,688

		519,938

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media Entertainment 7.0%
AMC Networks, Inc., 5.00%, 04/01/24	$375,000	$371,203
Clear Channel Communications, Inc., 9.00%, 03/01/21	425,000	299,625
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	875,000	875,000
Cumulus Media Holdings, Inc., 7.75%, 05/01/19	200,000	82,000
EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/24 (a)	225,000	231,187
Expo Event Transco, Inc., 9.00%, 06/15/21 (a)	550,000	554,812
Gannett Co., Inc., 6.38%, 10/15/23	525,000	557,813
5.50%, 09/15/24 (a)	50,000	51,500
Gray Television, Inc., 7.50%, 10/01/20	650,000	677,625
5.88%, 07/15/26 (a)	125,000	125,313
Lamar Media Corp., 5.38%, 01/15/24	150,000	155,250
5.75%, 02/01/26 (a)	50,000	52,032
LIN Television Corp., 5.88%, 11/15/22	600,000	603,000
Logo Merger Sub Corp., 8.38%, 10/15/20 (a)	825,000	825,000
Match Group, Inc., 6.75%, 12/15/22 (a)	725,000	754,000
6.38%, 06/01/24 (a)	50,000	52,000
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (a)	175,000	181,125
Nexstar Broadcasting, Inc., 6.13%, 02/15/22 (a)	450,000	454,500
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (a)	700,000	714,000
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25	450,000	463,500
Radio One, Inc., 9.25%, 02/15/20 (a)	350,000	309,750
7.38%, 04/15/22 (a)	450,000	429,750
Sinclair Television Group, Inc., 5.63%, 08/01/24 (a)	850,000	869,125
5.88%, 03/15/26 (a)	150,000	153,000
Townsquare Media, Inc., 6.50%, 04/01/23 (a)	475,000	469,656
Tribune Media Co., 5.88%, 07/15/22	550,000	547,250

		10,859,016

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 1.5%
ArcelorMittal, 6.13%, 06/01/25	$650,000	$646,750
Freeport-McMoRan, Inc., 3.88%, 03/15/23	175,000	153,125
5.40%, 11/14/34	800,000	636,000
Steel Dynamics, Inc., 5.13%, 10/01/21	50,000	51,187
6.38%, 08/15/22	125,000	131,250
5.25%, 04/15/23	75,000	76,500
5.50%, 10/01/24	350,000	357,875
Teck Resources Ltd., 8.00%, 06/01/21 (a)	50,000	51,500
8.50%, 06/01/24 (a)	250,000	259,375

		2,363,562

Midstream 6.5%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 05/20/22	75,000	79,171
AmeriGas Partners LP/AmeriGas Finance Corp., 5.63%, 05/20/24	175,000	176,313
5.88%, 08/20/26	500,000	501,250
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 08/01/23 (c)	175,000	161,875
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24 (a)	150,000	154,032
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 03/01/22	202,000	186,850
6.25%, 04/01/23 (a)	475,000	437,000
Energy Transfer Equity LP, 5.88%, 01/15/24	700,000	680,750
5.50%, 06/01/27	200,000	188,000
Ferrellgas LP/Ferrellgas Finance Corp., 6.50%, 05/01/21	100,000	91,750
6.75%, 01/15/22	800,000	728,000
6.75%, 06/15/23 (a)	150,000	131,625
Hiland Partners LP/Hiland Partners Finance Corp., 5.50%, 05/15/22 (a)	100,000	100,229
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 03/01/20	500,000	502,500
MPLX LP, 4.50%, 07/15/23 (a)	175,000	169,616
4.88%, 12/01/24 (a)	225,000	219,186
4.88%, 06/01/25 (a)	350,000	342,063
Regency Energy Partners LP/Regency Energy Finance Corp., 5.50%, 04/15/23	225,000	227,001
4.50%, 11/01/23	300,000	292,863

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Midstream (continued)
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 11/15/23	$300,000	$261,000
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	325,000	328,250
5.62%, 04/15/23	250,000	250,937
5.63%, 03/01/25	550,000	547,938
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 08/01/21	92,000	95,738
5.50%, 06/01/24	800,000	786,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 07/01/21	75,000	72,000
5.50%, 08/15/22	525,000	451,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.13%, 10/15/21	175,000	181,125
6.25%, 10/15/22	625,000	651,562
6.38%, 05/01/24	225,000	235,688
Western Refining Logistics LP/WNRL Finance Corp., 7.50%, 02/15/23	400,000	394,000
Williams Cos., Inc. (The), 4.55%, 06/24/24	50,000	45,925
Williams Partners LP/ACMP Finance Corp., 4.88%, 03/15/24	500,000	479,564

		10,151,301

Oil Field Services 0.3%
CGG SA, 6.88%, 01/15/22	200,000	87,000
Weatherford International Ltd., 8.25%, 06/15/23	300,000	285,000
7.00%, 03/15/38	200,000	148,000

		520,000

Packaging 5.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 06/30/21 (a)	300,000	297,750
4.63%, 05/15/23 (a)	200,000	197,000
7.25%, 05/15/24 (a)	950,000	969,594
Ball Corp., 5.25%, 07/01/25	550,000	573,375
Berry Plastics Corp., 5.50%, 05/15/22	675,000	691,031
6.00%, 10/15/22	75,000	77,531
5.13%, 07/15/23	450,000	450,000
BWAY Holding Co., 9.13%, 08/15/21 (a)	825,000	789,937
Multi-Color Corp., 6.13%, 12/01/22 (a)	575,000	587,937

Corporate Bonds (continued)

	Principal Amount	Market Value

Packaging (continued)
Mustang Merger Corp., 8.50%, 08/15/21 (a)	$525,000	$548,625
Owens-Brockway Glass Container, Inc., 5.00%, 01/15/22 (a)	75,000	75,094
5.88%, 08/15/23 (a)	50,000	52,521
5.38%, 01/15/25 (a)	400,000	397,000
6.38%, 08/15/25 (a)	75,000	78,375
Pactiv LLC, 7.95%, 12/15/25	225,000	233,438
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	375,000	387,188
8.25%, 02/15/21	600,000	627,672
7.00%, 07/15/24 (a)	200,000	205,900
Sealed Air Corp., 4.88%, 12/01/22 (a)	375,000	385,781
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22 (a)	850,000	812,813

		8,438,562

Paper 0.2%
Clearwater Paper Corp., 5.38%, 02/01/25 (a)	375,000	375,000

Pharmaceuticals 3.4%
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 07/15/23 (a)	475,000	415,625
6.00%, 02/01/25 (a)	525,000	455,437
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22	500,000	508,750
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
6.38%, 08/01/23 (a)	1,200,000	1,227,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.75%, 04/15/23	550,000	445,500
5.63%, 10/15/23 (a)	125,000	116,406
5.50%, 04/15/25 (a)	550,000	490,666
Valeant Pharmaceuticals International, Inc., 5.50%, 03/01/23 (a)	325,000	261,016
VRX Escrow Corp., 5.88%, 05/15/23 (a)	625,000	504,688
6.13%, 04/15/25 (a)	1,000,000	802,500

		5,227,588

Refining 0.8%
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22	600,000	516,000
Northern Tier Energy LLC/Northern Tier Finance Corp., 7.13%, 11/15/20	300,000	305,250

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Refining (continued)
Tesoro Corp., 5.38%, 10/01/22	$150,000	$153,000
5.13%, 04/01/24	325,000	326,625

		1,300,875

Restaurants 1.3%
1011778 BC ULC/New Red Finance, Inc., 4.63%, 01/15/22 (a)	150,000	151,125
6.00%, 04/01/22 (a)	925,000	959,401
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24 (a)	75,000	76,312
5.25%, 06/01/26 (a)	125,000	128,125
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 01/15/20	300,000	315,750
Yum! Brands, Inc., 3.88%, 11/01/23	425,000	401,094

		2,031,807

Retailers 1.5%
Argos Merger Sub, Inc., 7.13%, 03/15/23 (a)	950,000	978,500
Hanesbrands, Inc., 4.88%, 05/15/26 (a)	125,000	125,450
JC Penney Corp., Inc., 5.88%, 07/01/23 (a)	75,000	75,469
Michaels Stores, Inc., 5.88%, 12/15/20 (a)	325,000	336,375
Neiman Marcus Group Ltd., Inc., 8.75%, 10/15/21 (a)(f)	350,000	266,000
Rite Aid Corp., 6.13%, 04/01/23 (a)	425,000	453,687
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	75,000	78,563

		2,314,044

Supermarkets 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/24 (a)	250,000	258,125

Technology 9.2%
Advanced Micro Devices, Inc., 7.00%, 07/01/24	225,000	190,125
Blackboard, Inc., 7.75%, 11/15/19 (g)	275,000	231,000
BMC Software Finance, Inc., 8.13%, 07/15/21 (a)	975,000	731,250
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	575,000	593,687
CommScope Technologies Finance LLC, 6.00%, 06/15/25 (a)	475,000	486,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.88%, 06/15/21 (a)	$125,000	$127,472
7.13%, 06/15/24 (a)	400,000	417,768
Ensemble S Merger Sub, Inc., 9.00%, 09/30/23 (a)	450,000	444,375
First Data Corp., 7.00%, 12/01/23 (a)	975,000	987,188
5.75%, 01/15/24 (a)	1,150,000	1,141,375
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, 05/01/21 (a)(f)	825,000	730,125
Infor US, Inc., 6.50%, 05/15/22	1,050,000	991,599
Italics Merger Sub, Inc., 7.13%, 07/15/23 (a)	775,000	734,313
Micron Technology, Inc., 5.25%, 08/01/23 (a)	300,000	255,750
5.25%, 01/15/24 (a)	150,000	127,125
5.50%, 02/01/25	200,000	170,000
Microsemi Corp., 9.13%, 04/15/23 (a)	275,000	302,500
MSCI, Inc., 5.25%, 11/15/24 (a)	125,000	127,812
5.75%, 08/15/25 (a)	125,000	129,688
NCR Corp., 4.63%, 02/15/21	200,000	198,000
5.88%, 12/15/21	50,000	50,750
5.00%, 07/15/22	525,000	514,500
6.38%, 12/15/23	200,000	204,000
Nuance Communications, Inc., 5.38%, 08/15/20 (a)	450,000	457,875
6.00%, 07/01/24 (a)	300,000	301,500
PTC, Inc., 6.00%, 05/15/24	125,000	129,375
Qorvo, Inc., 7.00%, 12/01/25 (a)	325,000	342,875
Sabre GLBL, Inc., 5.38%, 04/15/23 (a)	300,000	306,750
5.25%, 11/15/23 (a)	100,000	101,750
Sensata Technologies BV, 5.00%, 10/01/25 (a)	200,000	200,878
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (a)	225,000	232,875
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24 (a)	625,000	657,031
SS&C Technologies Holdings, Inc., 5.88%, 07/15/23	350,000	357,875
Syniverse Holdings, Inc., 9.13%, 01/15/19	500,000	245,000
VeriSign, Inc., 5.25%, 04/01/25	250,000	256,250

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
Zebra Technologies Corp., 7.25%, 10/15/22	$825,000	$874,500

		14,351,811

Transportation Services 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/23	150,000	147,750
6.38%, 04/01/24 (a)	550,000	544,500
5.25%, 03/15/25 (a)	100,000	90,500
Hertz Corp. (The), 6.25%, 10/15/22	900,000	927,000

		1,709,750

Utility - Electric 1.6%
Calpine Corp., 5.88%, 01/15/24 (a)	175,000	182,000
5.75%, 01/15/25	750,000	729,375
FPL Energy National Wind Portfolio LLC, 6.13%, 03/25/19 (g)	13,356	13,356
NRG Energy, Inc., 6.63%, 03/15/23	200,000	197,000
6.25%, 05/01/24	900,000	856,692
7.25%, 05/15/26 (a)	150,000	149,250
TerraForm Power Operating LLC, 5.88%, 02/01/23 (a)	250,000	237,950
6.13%, 06/15/25 (a)	200,000	189,000

		2,554,623

Wireless Communications 4.6%
Altice SA, 7.75%, 05/15/22 (a)	600,000	606,000
7.63%, 02/15/25 (a)	525,000	512,531
MetroPCS Wireless, Inc., 6.63%, 11/15/20	375,000	386,718
Numericable-SFR SA, 7.38%, 05/01/26 (a)	825,000	815,719
Sprint Capital Corp., 6.88%, 11/15/28	450,000	353,250
Sprint Corp., 7.88%, 09/15/23	1,350,000	1,103,625
7.13%, 06/15/24	975,000	777,563
7.63%, 02/15/25	225,000	178,031
T-Mobile USA, Inc., 6.63%, 04/28/21	50,000	52,250
6.73%, 04/28/22	50,000	52,578
6.63%, 04/01/23	850,000	900,473
6.84%, 04/28/23	250,000	264,062
6.38%, 03/01/25	775,000	809,875
6.50%, 01/15/26	250,000	263,750

		7,076,425

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireline Communications 0.8%
Level 3 Communications, Inc., 5.75%, 12/01/22	$375,000	$379,688
Level 3 Financing, Inc., 5.38%, 01/15/24	200,000	200,750
5.38%, 05/01/25	550,000	545,875
5.25%, 03/15/26 (a)	75,000	73,500

		1,199,813

Total Corporate Bonds (cost $153,274,027)		148,850,912

Yankee Dollar 0.1%
Metals & Mining 0.1%
Teck Resources Ltd., 6.13%, 10/01/35	250,000	178,750

Total Yankee Dollar (cost $174,588)		178,750

Common Stock 0.0%†

	Shares

Independent Energy 0.0%†
Lone Pine Resources, Inc. * (b)(c)	3,118	5,394

Total Common Stock (cost $7,500)		5,394

Total Investments (cost $153,456,115) (h) — 95.8%		149,035,056
Other assets in excess of liabilities — 4.2%		6,487,400

NET ASSETS — 100.0%		$155,522,456

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $73,789,257 which represents 47.45% of net assets.

(b)	Fair valued security.

(c)	Illiquid security.

(d)	Security in default.

(e)	Restricted security.

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosedis the cash rate.

(g)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $244,356 which represents 0.16% of net assets.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund
Assets:
Investments, at value (cost $153,456,115)	$149,035,056
Interest receivable	2,579,946
Receivable for investments sold	4,356,991
Receivable for capital shares issued	3,218,449
Prepaid expenses	1,115

Total Assets	159,191,557

Liabilities:
Payable for investments purchased	93,642
Payable for capital shares redeemed	21,768
Cash overdraft (Note 2)	3,405,382
Accrued expenses and other payables:
Investment advisory fees	80,529
Fund administration fees	9,139
Administrative servicing fees	22,981
Accounting and transfer agent fees	1,756
Trustee fees	138
Custodian fees	396
Compliance program costs (Note 3)	182
Professional fees	21,646
Printing fees	10,241
Other	1,301

Total Liabilities	3,669,101

Net Assets	$155,522,456

Represented by:
Capital	$159,388,796
Accumulated undistributed net investment income	5,168,099
Accumulated net realized losses from investments and swap transactions	(4,613,380)
Net unrealized appreciation/(depreciation) from investments	(4,421,059)

Net Assets	$155,522,456

Net Assets:
Class I Shares	$154,494,625
Class Y Shares	1,027,831

Total	$155,522,456

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	23,770,367
Class Y Shares	158,047

Total	23,928,414

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.50
Class Y Shares	$6.50

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$5,091,029
Dividend income	117,006

Total Income	5,208,035

EXPENSES:
Investment advisory fees	522,320
Fund administration fees	56,344
Administrative servicing fees Class I Shares	120,710
Professional fees	22,742
Printing fees	10,049
Trustee fees	2,595
Custodian fees	2,924
Accounting and transfer agent fees	4,558
Compliance program costs (Note 3)	365
Other	6,590

Total expenses before expenses reimbursed	749,197

Expenses reimbursed by adviser (Note 3)	(14,096)

Net Expenses	735,101

NET INVESTMENT INCOME	4,472,934

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,462,216)
Net realized gains from swap transactions (Note 2)	326,264

Net realized losses from investments and swap transactions	(3,135,952)

Net change in unrealized appreciation/(depreciation) from investments	10,904,123

Net realized/unrealized gains from investments and swap contracts	7,768,171

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,241,105

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$4,472,934	$8,674,820
Net realized losses from investments and swap transactions	(3,135,952)	(1,409,330)
Net change in unrealized appreciation/(depreciation) from investments	10,904,123	(11,614,872)

Change in net assets resulting from operations	12,241,105	(4,349,382)

Distributions to Shareholders From:
Net investment income:
Class I	–	(8,532,693)
Class Y	–	(31,012)
Net realized gains:
Class I	–	(1,387,348)
Class Y	–	(3,827)

Change in net assets from shareholder distributions	–	(9,954,880)

Change in net assets from capital transactions	(7,307,064)	14,116,504

Change in net assets	4,934,041	(187,758)

Net Assets:
Beginning of period	150,588,415	150,776,173

End of period	$155,522,456	$150,588,415

Accumulated undistributed net investment income at end of period	$5,168,099	$695,165

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$50,478,765	$76,053,367
Dividends reinvested	–	9,920,041
Cost of shares redeemed	(58,185,610)	(72,079,450)

Total Class I Shares	(7,706,845)	13,893,958

Class Y Shares
Proceeds from shares issued	470,911	248,705
Dividends reinvested	–	34,839
Cost of shares redeemed	(71,130)	(60,998)

Total Class Y Shares	399,781	222,546

Change in net assets from capital transactions	$(7,307,064)	$14,116,504

SHARE TRANSACTIONS:
Class I Shares
Issued	8,224,054	11,331,304
Reinvested	–	1,617,915
Redeemed	(9,266,175)	(10,747,797)

Total Class I Shares	(1,042,121)	2,201,422

Class Y Shares
Issued	73,895	37,936
Reinvested	–	5,714
Redeemed	(11,447)	(9,047)

Total Class Y Shares	62,448	34,603

Total change in shares	(979,673)	2,236,025

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$6.05	0.17	0.28	0.45	–	–	–	–	$6.50	7.44%		$154,494,625	0.91%	5.53%	0.93%	27.67%
Year Ended December 31, 2015	$6.65	0.36	(0.54)	(0.18)	(0.36)	(0.06)	(0.42)	–	$6.05	(2.61%	)	$150,010,604	0.93%	5.44%	0.94%	47.97%
Year Ended December 31, 2014	$6.91	0.39	(0.22)	0.17	(0.43)	–	(0.43)	–	$6.65	2.55%		$150,370,619	0.95%	5.52%	0.95%	41.82%
Year Ended December 31, 2013	$6.90	0.44	0.05	0.49	(0.48)	–	(0.48)	–	$6.91	7.07%		$54,496,968	0.95%	6.18%	0.95%	36.66%
Year Ended December 31, 2012	$6.54	0.50	0.45	0.95	(0.59)	–	(0.59)	–	$6.90	14.56%		$69,007,867	0.93%	7.10%	0.93%	44.83%
Year Ended December 31, 2011	$6.85	0.52	(0.28)	0.24	(0.56)	–	(0.56)	0.01	$6.54	3.82%		$63,005,092	0.92%	7.69%	0.92%	63.88%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$6.04	0.18	0.28	0.46	–	–	–	–	$6.50	7.62%		$1,027,831	0.76%	5.73%	0.78%	27.67%
Year Ended December 31, 2015	$6.65	0.38	(0.56)	(0.18)	(0.37)	(0.06)	(0.43)	–	$6.04	(2.61%	)	$577,811	0.78%	5.61%	0.79%	47.97%
Period Ended December 31, 2014 (f)	$6.98	0.26	(0.31)	(0.05)	(0.28)	–	(0.28)	–	$6.65	(0.59%	)	$405,554	0.80%	5.65%	0.80%	41.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income and Moderate Growth Funds.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$—	$—	$5,394	$5,394
Corporate Bonds
Aerospace & Defense	—	1,409,927	—	1,409,927
Auto Components	—	676,187	—	676,187
Automotive	—	3,719,782	—	3,719,782
Building Materials	—	3,907,291	—	3,907,291
Cable Satellite	—	9,022,083	—	9,022,083
Chemicals	—	4,116,240	—	4,116,240
Commercial Services & Supplies	—	204,000	—	204,000
Computers & Peripherals	—	417,768	—	417,768
Construction Machinery	—	75,656	—	75,656
Consumer Cyclical Services	—	1,834,500	—	1,834,500
Consumer Products	—	4,235,438	—	4,235,438
Containers & Packaging	—	1,450,025	—	1,450,025
Distributors	—	76,313	—	76,313
Diversified Manufacturing	—	2,322,906	—	2,322,906
Diversified Telecommunication Services	—	1,406,562	—	1,406,562
Electronic Equipment, Instruments & Components	—	254,375	—	254,375
Energy Equipment & Services	—	637,657	—	637,657
Financial Institutions	—	6,006,026	—	6,006,026
Food & Beverage	—	2,737,469	—	2,737,469
Food & Staples Retailing	—	719,375	—	719,375
Food Products	—	157,688	—	157,688
Gaming	—	5,684,656	—	5,684,656
Gas Utilities	—	1,564,812	—	1,564,812
Health Care Equipment & Supplies	—	50,500	—	50,500
Health Care Providers & Services	—	699,250	—	699,250
Healthcare	—	15,268,420	—	15,268,420
Hotels Restaurants & Leisure	—	74,438	—	74,438
Hotels, Restaurants & Leisure	—	1,102,062	—	1,102,062
Household Durables	—	147,375	—	147,375
Independent Energy	—	7,311,996	—	7,311,996
Industrial—Other	—	2,876,062	—	2,876,062
Internet Software & Services	—	52,000	—	52,000
Leisure	—	519,938	—	519,938
Media	—	2,691,781	—	2,691,781
Media Entertainment	—	9,722,141	—	9,722,141
Metals & Mining	—	2,363,562	—	2,363,562
Midstream	—	8,294,782	—	8,294,782
Multiline Retail	—	75,469	—	75,469
Multi-Utilities & Unregulated Power	—	149,250	—	149,250
Oil Field Services	—	87,000	—	87,000
Oil, Gas & Consumable Fuels	—	1,157,583	—	1,157,583
Packaging	—	6,988,537	—	6,988,537
Paper	—	375,000	—	375,000
Personal Products	—	311,250	—	311,250
Pharmaceuticals	—	5,227,588	—	5,227,588
Refining	—	995,625	—	995,625
Restaurants	—	1,827,370	—	1,827,370

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Retailers	$—	$2,113,125	$—	$2,113,125
Road & Rail	—	90,500	—	90,500
Software	—	788,750	—	788,750
Technology	—	13,017,821	—	13,017,821
Technology Hardware, Storage & Peripherals	—	127,472	—	127,472
Textiles, Apparel & Luxury Goods	—	125,450	—	125,450
Trading Companies & Distributors	—	205,937	—	205,937
Transportation Services	—	1,619,250	—	1,619,250
Utility—Electric	—	2,405,373	—	2,405,373
Utility—Natural Gas	—	91,750	—	91,750
Wireless Communications	—	6,082,675	—	6,082,675
Wireless Telecommunication Services	—	178,031	—	178,031
Wireline Communications	—	999,063	—	999,063
Total Corporate Bonds	$—	$148,850,912	$—	$148,850,912
Yankee Dollar	—	178,750	—	178,750
Total	$—	$149,029,662	$5,394	$149,035,056

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stock	Corporate Bonds	Total
Balance as of 12/31/15	$4,209	$—	$4,209
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Net Appreciation/(Depreciation)	1,185	—	1,185
Purchases*	—	—	—
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 06/30/16	$5,394	$—	$5,394
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 06/30/16**	$1,185	$—	$1,185

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Swap Contracts

Credit Default Swaps. The Fund entered into credit default swap contracts during the six months ended June 30, 2016. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund used credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value.” These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of June 30, 2016 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swaps. The daily change in valuation of centrally cleared credit default swaps is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts”.

At June 30, 2016, the Fund had no open credit default swap contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Swap Contracts
Credit risk	$326,264
Total	$326,264

For the period ended June 30, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Sell Protection (a)	$12,000,000

(a)	The Fund entered into centrally cleared credit default swaps from March 3, 2016 through May 23, 2016.

(c)	Restricted Securities

At June 30, 2016, the Fund owned restricted private placement instruments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at June 30, 2016 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	2,500,000	4/21/2011	$—	$—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	575,000	3/23/2006	575,000	—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	100,000	10/29/2007	99,170	—	0.00%
Total					$674,170	$—	0.00%

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.75%
$50 million up to $250 million	0.60%
$250 million up to $500 million	0.55%
$500 million and more	0.50%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.65%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.76% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2015(a)	Six Months Ended June 30, 2016 Amount	Total
$23,560	$14,096	$37,656

(a)	For the period from May 1, 2015 through December 31, 2015.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $56,344 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $365.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $120,710.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $41,625,434 and sales of $46,189,661 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$153,456,115	$2,548,996	$(6,970,055)	$(4,421,059)

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

29

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

31

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

33

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

38

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

40

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

41

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

42

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund

SAR-MSB 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi Sector Bond Fund

Asset Allocation†

Corporate Bonds	48.9%
Sovereign Bonds	16.1%
U.S. Government Mortgage Backed Agencies	11.8%
Commercial Mortgage Backed Securities	3.9%
Asset-Backed Securities	3.4%
Bank Loans	3.3%
Collateralized Mortgage Obligations	3.1%
Repurchase Agreements	1.9%
U.S. Treasury Bond	1.3%
U.S. Treasury Notes	1.0%
Yankee Dollars	0.5%
Municipal Bonds	0.5%
Preferred Stock	0.1%
U.S. Government Sponsored & Agency Obligation	0.1%
Common Stocks††	0.0%
Other assets in excess of liabilities	4.1%
100.0%

Top Industries†††

Media	4.8%
Banks	4.3%
Oil, Gas & Consumable Fuels	4.1%
Diversified Telecommunication Services	3.9%
Health Care Providers & Services	3.2%
Chemicals	2.9%
Automobiles	2.8%
Capital Markets	2.1%
Insurance	2.0%
Gas Utilities	1.9%
Other Industries*	68.0%
100.0%

Top Holdings†††

U.S. Treasury Bonds, 2.50%, 02/15/46	1.3%
Federal National Mortgage Association Pool, 3.50%, 02/01/46	1.3%
Federal National Mortgage Association Pool, 3.50%, 12/01/45	0.9%
Federal National Mortgage Association Pool TBA, 3.00%, 07/25/46	0.8%
Mexican Bonos, 7.50%, 06/03/27	0.7%
U.S. Treasury Notes, 1.63%, 05/15/26	0.7%
Federal National Mortgage Association Pool, 4.00%, 04/01/46	0.7%
Federal National Mortgage Association Pool TBA, 3.50%, 07/25/46	0.5%
Federal National Mortgage Association Pool TBA, 4.50%, 07/25/46	0.5%
Queensland Treasury Corp., 5.50%, 06/21/21	0.5%
Other Holdings*	92.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi Sector Bond Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,074.90	4.59	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.44	4.47	0.89
Class Y Shares	Actual	(a)	1,000.00	1,075.90	3.82	0.74
	Hypothetical	(a)(b)	1,000.00	1,021.18	3.72	0.74

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund

Asset-Backed Securities 3.4%

	Principal Amount	Market Value

Automobiles 1.6%
ARI Fleet Lease Trust, Series 2013-A, Class A3, 0.92%, 07/15/21 (a)	$221,860	$221,847
BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.67%, 11/27/17	155,160	155,065
California Republic Auto Receivables Trust, Series 2016-1, Class A4, 2.24%, 10/15/21	430,000	438,077
Capital Auto Receivables Asset Trust
Series 2013-1, Class B, 1.29%, 04/20/18	188,532	188,545
Series 2016-1, Class A2A, 1.50%, 11/20/18	320,000	320,769
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.52%, 02/16/21	320,000	321,854
CFC LLC, Series 2014-1A, Class A, 1.46%, 12/17/18 (a)	75,101	75,049
Chesapeake Funding LLC, Series 2014-1A, Class C, 1.66%, 03/07/26 (a)(b)	200,000	198,476
GM Financial Automobile Leasing Trust
Series 2015-3, Class A3, 1.69%, 03/20/19	330,000	332,741
Series 2016-2, Class A3, 1.62%, 09/20/19	225,000	226,708
Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.01%, 02/15/18	429,997	430,043
Prestige Auto Receivables Trust, Series 2014-1A, Class A3, 1.52%, 04/15/20 (a)	365,000	365,089
Santander Drive Auto Receivables Trust
Series 2014-4, Class B, 1.82%, 05/15/19	310,000	311,087
Series 2015-4, Class A3, 1.58%, 09/16/19	320,000	321,072
SMART ABS Series Trust, Series 2015-3US, Class A3A, 1.66%, 08/14/19	380,000	380,088
Tidewater Auto Receivables Trust, Series 2016-AA, Class A2, 2.30%, 09/15/19 (a)	270,000	270,041

		4,556,551

Home Equity 0.0%†
Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, 0.99%, 08/25/31 (b)	43,000	31,990
Renaissance Home Equity Loan Trust, Series 2007-1, Class AF2, 5.51%, 04/25/37 (c)	115,054	54,735

		86,725

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other 0.4%
CCG Receivables Trust, Series 2014-1, Class A2, 1.06%, 11/15/21 (a)	$166,016	$165,860
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.33%, 04/25/47 (b)	3,484	3,348
Credit-Based Asset Servicing and Securitization LLC, Series 2002-CB2, Class A2, 1.55%, 04/25/32 (b)	229,390	220,822
Federal National Mortgage Association Grantor Trust, Series 2003-T4, Class 2A5, 5.00%, 09/26/33 (c)	62,769	71,270
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF3, 5.61%, 05/25/36 (c)	28,986	18,261
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 1.15%, 12/10/18 (a)(b)	560,000	557,755

		1,037,316

Student Loan 1.4%
Access Group, Inc.
Series 2003-A, Class A2, 1.51%, 07/01/38 (b)	127,518	124,606
Series 2006-1, Class B, 1.11%, 08/25/37 (b)	158,577	128,706
DRB Prime Student Loan Trust, Series 2015-D, Class A2, 3.20%, 01/25/40 (a)	729,454	740,499
Education Loan Asset-Backed Trust I, Series 2013-1, Class B1, 1.45%, 11/25/33 (a)(b)	641,360	581,073
SLM Private Credit Student Loan Trust, Series 2005-B, Class A2, 0.83%, 03/15/23 (b)	148,245	146,871
SLM Student Loan Trust, Series 2010-A, Class 2A, 3.69%, 05/16/44 (a)(b)	419,983	430,444
SoFi Professional Loan Program, Series 2014-B, Class A2, 2.55%, 08/27/29 (a)	494,798	496,251
Sofi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.74%, 10/25/32 (a)	855,000	867,454
South Carolina Student Loan Corp., Series 2015-A, Class A, 1.95%, 01/25/36 (b)	292,417	266,586

		3,782,490

Total Asset-Backed Securities (cost $9,333,566)		9,463,082

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Bank Loans 3.3%

	Principal Amount	Market Value

Chemicals 0.9%
MacDermid, Inc., 1st Lien Tranche B Term Loan, 5.50%, 06/07/20	$998,625	$984,274
PQ CORP., 1st Lien Term Loan, 5.75%, 10/27/22	1,355,000	1,353,645

		2,337,919

Consumer Products 0.4%
Party City Holdings Inc., 1st Lien Tranche B Term Loan, 4.25%, 08/19/22	1,117,186	1,108,807

Household Products 0.4%
Sun Products Corp. (The), 1st Lien Tranche B Term Loan, 5.50%, 03/23/20	1,196,907	1,190,552

Media 1.0%
Cengage Learning Inc., 1st Lien Tranche B Term Loan, 5.25%, 05/27/23	1,375,000	1,357,813
McGraw-Hill Global Education Holding LLC, 1st Lien Term Loan, 5.00%, 05/02/22	1,365,000	1,361,246

		2,719,059

Retailers 0.5%
PET Acquisition, 1st Lien Tranche B Term Loan, 5.75%, 01/26/23 (b)	1,370,000	1,361,191

Wireless Telecommunication Services 0.1%
T-Mobile USA, Inc. 1st Lien Tranche B Term Loan, 3.50%, 11/09/22	268,650	269,364

Total Bank Loan (cost $9,064,657)		8,986,892

Collateralized Mortgage Obligations 3.1%
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1, 6.00%, 09/25/37	129,004	116,680
BCAP LLC Trust, Series 2011-R11, Class 20A5, 2.97%, 03/26/35 (a)(b)	121,592	121,443
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 2.32%, 08/25/34 (b)	207,199	203,149
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 5A1, 1.05%, 03/25/35 (b)	192,941	156,201

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

CSMC Mortgage-Backed Trust, Series 2007-5, Class 8A2, 6.00%, 10/25/24	$130,719	$134,716
FDIC Trust
Series 2011-R1, Class A, 2.67%, 07/25/26 (a)	219,453	223,876
Series 2010-R1, Class A, 2.18%, 05/25/50 (a)	182,518	182,706
Federal Home Loan Mortgage Corp. Reference REMIC
Series R006, Class ZA, 6.00%, 04/15/36	358,461	412,112
Series R007, Class ZA, 6.00%, 05/15/36	303,034	346,519
Federal Home Loan Mortgage Corp. REMICS
Series 1103, Class N, IO, 1156.50%, 06/15/21	1	12
Series 3558, Class G, 4.00%, 08/15/24	485,000	537,974
Series 3123, Class HT, 5.00%, 03/15/26	53,289	58,393
Series 3150, Class EQ, 5.00%, 05/15/26	75,947	82,921
Series 2129, Class SG, IO, 6.55%, 06/17/27 (b)	293,032	52,761
Series 3599, Class DY, 4.50%, 11/15/29	420,000	491,911
Series 3653, Class B, 4.50%, 04/15/30	250,299	276,447
Series 2649, Class IM, IO, 7.00%, 07/15/33	504,553	128,583
Series 2725, Class TA, 4.50%, 12/15/33	20,000	24,062
Series 3704, Class DC, 4.00%, 11/15/36	107,917	115,263
Series 3632, Class PK, 5.00%, 02/15/40	196,308	218,383
Federal Home Loan Mortgage Corp. Strips, Series 271, Class 30, 3.00%, 08/15/42	765,836	797,491
Federal Home Loan Mortgage Corp. Structured Pass Through Securities, Series T-56, Class A5, 5.23%, 05/25/43	112,072	126,382
Federal National Mortgage Association Grantor Trust, Series 2001-T4, Class A1, 7.50%, 07/25/41	256,031	317,208
Federal National Mortgage Association Interest Strip
Series 207, Class 2, IO, 8.00%, 02/25/23	49,067	8,339

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Interest Strip (continued)
Series 264, Class 2, IO, 8.00%, 07/25/24	$118,571	$26,096
Series 267, Class 2, IO, 8.50%, 10/25/24	140,142	34,705
Series 274, Class 2, IO, 8.50%, 10/25/25	128,753	30,284
Series 277, Class 2, IO, 7.50%, 04/25/27	56,832	12,638
Federal National Mortgage Association REMICS
Series 2006-22, Class CE, 4.50%, 08/25/23	79,787	85,359
Series 2009-71, Class MB, 4.50%, 09/25/24	70,965	75,870
Series 2004-70, Class EB, 5.00%, 10/25/24	46,564	50,545
Series 1997-61, Class PK, IO, 8.00%, 08/18/27	95,015	23,038
Series 2009-39, Class LB, 4.50%, 06/25/29	75,031	81,627
Series 2009-96, Class DB, 4.00%, 11/25/29	279,441	299,541
Series 2003-32, Class UI, IO, 6.00%, 05/25/33	95,171	22,921
Series 2003-35, Class UI, IO, 6.50%, 05/25/33	40,339	7,013
Series 2003-41, Class IB, IO, 7.00%, 05/25/33	140,708	35,829
Series 2003-44, Class IB, IO, 6.00%, 06/25/33	26,608	5,335
Series 2013-111, Class PL, 2.00%, 12/25/42	425,000	411,169
GMAC Mortgage Corp. Loan Trust, Series 2005-AR2, Class 4A, 3.41%, 05/25/35 (b)	41,899	38,461
Government National Mortgage Association
Series 2010-14, Class A, 4.50%, 06/16/39	63,856	68,213
Series 2010-H12, Class PT, 5.47%, 11/20/59	240,837	247,000
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 01/25/36 (a)	140,838	150,691
Series 2006-RP1, Class 1A3, 8.00%, 01/25/36 (a)	54,769	59,410
JPMorgan Mortgage Trust
Series 2005-A6, Class 1A2, 2.74%, 09/25/35 (b)	113,705	108,041
Series 2005-A8, Class 1A1, 2.75%, 11/25/35 (b)	45,456	42,695
Series 2006-A6, Class 1A2, 2.71%, 10/25/36 (b)	8,028	7,209

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 08/25/34 (a)	$168,855	$171,569
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 2A, 2.52%, 10/25/35 (b)	351,158	331,476
NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.40%, 12/08/20	132,209	133,866
RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.50%, 02/26/35 (a)	92,112	93,033
Structured Asset Securities Corp., Series 2003-34A, Class 6A, 3.09%, 11/25/33 (b)	200,532	196,690
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR1, Class A, 2.77%, 03/25/34 (b)	59,441	59,480
Series 2006-AR14, Class 1A4, 2.20%, 11/25/36 (b)	125,524	110,487
Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 2.77%, 09/25/34 (b)	38,077	38,092
Series 2005-AR2, Class 2A1, 2.87%, 03/25/35 (b)	70,593	69,938
Series 2006-AR6, Class 7A1, 2.76%, 03/25/36 (b)	36,816	36,247
Series 2006-AR10, Class 5A1, 3.05%, 07/25/36 (b)	127,274	122,068

Total Collateralized Mortgage Obligations (cost $7,728,156)		8,420,168

Commercial Mortgage Backed Securities 3.9%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35 (a)	425,000	471,464
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AM, 5.80%, 04/10/49 (b)	305,000	314,149
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2008-1, Class A4, 6.44%, 02/10/51 (b)	241,475	254,142
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR5, Class L, 4.69%, 07/11/42 (a)(b)	225,000	219,316
Series 2006-PW12, Class C, 6.08%, 09/11/38 (a)(b)	465,676	465,233

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

BHMS Mortgage Trust
Series 2014-ATLS, Class AFL, 1.96%, 07/05/33 (a)(b)	$130,000	$128,088
Series 2014-ATLS, Class BFX, 4.24%, 07/05/33 (a)	320,000	322,146
CD Mortgage Trust, Series 2006-CD2, Class AM, 5.51%, 01/15/46 (b)	1,245	1,244
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, 5.82%, 12/15/47 (a)(b)	125,000	138,140
COMM Mortgage Trust
Series 2005-LP5, Class D, 4.79%, 05/10/43 (b)	29,626	29,603
Series 2015-CR26, Class C, 4.64%, 10/10/48 (b)	545,000	532,541
Series 2015-PC1, Class B, 4.59%, 07/10/50 (b)	115,000	115,988
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 07/15/37	674	673
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3, 3.45%, 08/15/48	105,000	112,481
CSMC Trust, Series 2014-USA, Class A2, 3.95%, 09/15/37 (a)	295,000	322,467
DBCCRE Mortgage Trust
Series 2014-ARCP, Class A, 4.24%, 01/10/34 (a)	170,000	185,743
Series 2014-ARCP, Class C, 5.10%, 01/10/34 (a)(b)	425,000	445,917
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K501, Class X1A, IO, 1.61%, 08/25/16 (b)	1,437,137	314
Series K702, Class X1, IO, 1.62%, 02/25/18 (b)	5,254,909	105,124
Series KF12, Class A, 1.14%, 09/25/22 (b)	195,947	196,254
Series KW01, Class A2, 2.85%, 01/25/26	310,000	320,955
FREMF Mortgage Trust
Series 2010-K7, Class B, 5.62%, 04/25/20 (a)(b)	550,000	610,668
Series 2015-K721, Class B, 3.68%, 11/25/47 (a)(b)	430,000	409,755
GS Mortgage Securities Trust, Series 2014-GC18, Class A1, 1.30%, 01/10/47	109,512	109,607
JP Morgan Chase Commercial Mortgage, Series 2004-LN2, Class B, 5.47%, 07/15/41 (b)	160,000	159,169

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2005-CB12, Class AJ, 4.99%, 09/12/37 (b)	$176,067	$176,146
Series 2006-CB16, Class AM, 5.59%, 05/12/45	200,000	199,972
Series 2007-LDPX, Class AM, 5.46%, 01/15/49 (b)	560,000	550,927
Series 2015-FL7, Class A, 1.69%, 05/15/28 (a)(b)	135,284	134,278
Series 2015-SGP, Class C, 3.94%, 07/15/36 (a)(b)	515,000	511,776
Series 2016-ATRM, Class B, 3.97%, 10/05/28 (a)	275,000	280,632
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class F, 5.35%, 11/15/40 (b)	225,000	223,502
Merrill Lynch Mortgage Trust
Series 2006-C2, Class AM, 5.78%, 08/12/43 (b)	177,373	177,220
Series 2008-C1, Class A4, 5.69%, 02/12/51	267,768	279,128
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 4.99%, 02/15/47 (b)	230,000	245,346
Series 2015-C24, Class C, 4.50%, 05/15/48 (b)	45,000	42,136
Morgan Stanley Capital I Trust
Series 2005-IQ10, Class B, 6.29%, 09/15/42 (b)	559	558
Series 2006-IQ12, Class AM, 5.37%, 12/15/43	145,000	146,042
Series 2012-C4, Class A2, 2.11%, 03/15/45	68,344	68,607
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, 10/15/30 (a)	110,000	114,127
MSCG Trust, Series 2015-ALDR, Class A2, 3.58%, 06/07/35 (a)(b)	175,000	185,190
RBSCF Trust, Series 2010-RR4, Class CMLA, 6.30%, 12/16/49 (a)(b)	79,379	81,417
RREF LLC
Series 2014-LT5, Class A, 2.85%, 05/15/24 (a)	16,560	16,526
Series 2014-LT6, Class A, 2.75%, 09/15/24 (a)	19,614	19,614
Series 2015-LT7, Class A, 3.00%, 12/25/32 (a)	237,814	237,814

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust
Series 2006-C26, Class AM, 6.22%, 06/15/45 (b)	$280,000	$279,726
Series 2007-C31, Class A4, 5.51%, 04/15/47	190,931	193,687
Series 2007-C31, Class AM, 5.59%, 04/15/47 (b)	320,000	326,983
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.66%, 03/15/47	230,000	247,019

Total Commercial Mortgage Backed Securities (cost $10,599,816)		10,709,554

Corporate Bonds 48.9%
Aerospace & Defense 0.3%
Harris Corp.,
2.00%, 04/27/18	330,000	331,680
Lockheed Martin Corp.,
3.35%, 09/15/21	410,000	437,108

		768,788

Airlines 0.1%
American Airlines Pass Through Trust,
Series 2014-1, Class B, 4.38%, 10/01/22	229,114	231,405

Auto Components 0.1%
Goodyear Tire & Rubber Co. (The),
5.00%, 05/31/26	140,000	142,625
Schaeffler Finance BV,
4.75%, 05/15/23 (a)	260,000	263,900

		406,525

Automobiles 1.0%
Daimler Finance North America LLC,
2.00%, 07/06/21 (a)	440,000	440,418
Ford Motor Credit Co. LLC,
2.55%, 10/05/18	400,000	407,394
General Motors Co.,
4.88%, 10/02/23	1,155,000	1,229,545
General Motors Financial Co., Inc.,
5.25%, 03/01/26	375,000	407,657
Harley-Davidson Financial Services, Inc.,
2.25%, 01/15/19 (a)	110,000	112,218
Hyundai Capital America,
2.00%, 07/01/19 (a)	200,000	201,235

		2,798,467

Banks 4.0%
ABN AMRO Bank NV,
1.43%, 10/28/16 (a)(b)	300,000	300,533

Corporate Bonds (continued)

	Principal Amount		Market Value

Banks (continued)
Banco de Bogota SA,
6.25%, 05/12/26 (a)(d)		$255,000	$259,463
Banco Hipotecario SA,
9.75%, 11/30/20 (a)		235,000	254,916
Banco Inbursa SA Institucion de Banca Multiple,
4.13%, 06/06/24 (a)		250,000	250,000
Banco Nacional de Costa Rica,
5.88%, 04/25/21 (a)		150,000	154,755
Bank of America Corp.,
2.63%, 04/19/21		320,000	324,908
3.50%, 04/19/26		495,000	511,527
Barclays PLC,
3.25%, 01/12/21		395,000	393,616
BBVA Bancomer SA,
6.75%, 09/30/22 (a)		50,000	55,819
Citigroup, Inc.,
6.25%, 06/29/17	NZD	150,000	110,035
4.45%, 09/29/27		$750,000	772,583
4.65%, 07/30/45		320,000	351,657
Compass Bank,
6.40%, 10/01/17		760,000	796,124
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
2.25%, 12/21/16	SEK	300,000	35,815
5.25%, 08/04/45		$275,000	305,704
Credit Suisse Group Funding Guernsey Ltd.,
3.80%, 06/09/23 (a)		430,000	428,897
4.55%, 04/17/26 (a)		440,000	456,447
Development Bank of Kazakhstan JSC,
4.13%, 12/10/22 (a)		190,000	185,288
Fifth Third Bank,
2.88%, 10/01/21		400,000	413,155
Finansbank AS,
6.25%, 04/30/19 (a)		500,000	532,520
HSBC Bank USA NA,
5.88%, 11/01/34		280,000	333,250
HSBC Holdings PLC,
2.95%, 05/25/21		245,000	247,538
3.90%, 05/25/26		250,000	257,204
Intesa Sanpaolo SpA,
2.38%, 01/13/17		390,000	391,459
JPMorgan Chase & Co.,
4.25%, 11/02/18	NZD	200,000	145,480
4.25%, 10/01/27 (d)		$275,000	290,959
Nordea Bank AB,
2.25%, 05/27/21 (a)		300,000	303,839
Rabobank, Nederland NV,
11.00%, 06/30/19 (a)(e)		430,000	512,775
Royal Bank of Canada,
4.65%, 01/27/26		550,000	588,472

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Banks (continued)
TC Ziraat Bankasi AS,
4.75%, 04/29/21 (a)		$110,000	$111,925
Toronto-Dominion Bank (The),
2.13%, 04/07/21		430,000	437,602
UBS Group Funding Jersey Ltd.,
4.13%, 04/15/26 (a)		265,000	275,409
Wachovia Capital Trust III,
5.57%, 08/01/16 (e)		320,000	316,012

			11,105,686

Beverages 1.1%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 02/01/26		355,000	380,292
4.70%, 02/01/36		1,015,000	1,140,584
Beverages & More, Inc.,
10.00%, 11/15/18 (a)		350,000	316,750
Innovation Ventures LLC/Innovation Ventures Finance Corp.,
9.50%, 08/15/19 (a)		480,000	501,000
SABMiller Holdings, Inc.,
3.75%, 01/15/22 (a)		560,000	600,455

			2,939,081

Biotechnology 0.2%
Gilead Sciences, Inc.,
2.55%, 09/01/20		440,000	457,199

Building Products 0.1%
Reliance Intermediate Holdings LP,
6.50%, 04/01/23 (a)		255,000	265,200

Capital Markets 2.0%
Ameriprise Financial, Inc.,
7.30%, 06/28/19		515,000	597,028
Bear Stearns Cos. LLC (The),
5.55%, 01/22/17		345,000	352,994
CDP Financial, Inc.,
5.60%, 11/25/39 (a)		290,000	390,337
Goldman Sachs Group, Inc. (The),
5.20%, 12/17/19	NZD	975,000	727,765
2.63%, 04/25/21		$280,000	283,956
6.75%, 10/01/37		630,000	777,126
Janus Capital Group, Inc.,
4.88%, 08/01/25		400,000	432,538
KKR Group Finance Co. III LLC,
5.13%, 06/01/44 (a)		500,000	505,258
Morgan Stanley,
4.75%, 11/16/18	AUD	130,000	100,416
2.50%, 04/21/21		$230,000	232,406
3.88%, 01/27/26 (d)		425,000	451,175
Nomura Holdings, Inc.,
2.00%, 09/13/16		605,000	606,044

			5,457,043

Corporate Bonds (continued)

	Principal Amount		Market Value

Chemicals 1.9%
Albemarle Corp.,
4.15%, 12/01/24		$185,000	$193,717
5.45%, 12/01/44		375,000	399,823
Axiall Corp.,
4.88%, 05/15/23		340,000	349,350
Blue Cube Spinco, Inc.,
10.00%, 10/15/25 (a)(d)		1,105,000	1,276,275
Braskem America Finance Co.,
7.13%, 07/22/41 (a)		360,000	341,136
Braskem Finance Ltd.,
6.45%, 02/03/24 (d)		515,000	520,202
Chemours Co. (The),
7.00%, 05/15/25		320,000	268,400
NOVA Chemicals Corp.,
5.25%, 08/01/23 (a)		25,000	25,125
5.00%, 05/01/25 (a)		200,000	198,000
Platform Specialty Products Corp.,
10.38%, 05/01/21 (a)		435,000	438,263
Rayonier AM Products, Inc.,
5.50%, 06/01/24 (a)(d)		950,000	812,250
Yara International ASA,
3.80%, 06/06/26 (a)		485,000	501,701

			5,324,242

Commercial Services & Supplies 0.6%
Atento Luxco 1 SA,
Reg. S, 7.38%, 01/29/20 (d)		350,000	339,500
Cenveo Corp.,
6.00%, 08/01/19 (a)		200,000	166,000
8.50%, 09/15/22 (a)		450,000	315,000
Clean Harbors, Inc.,
5.13%, 06/01/21		290,000	296,705
Covanta Holding Corp.,
5.88%, 03/01/24		250,000	242,500
Quad/Graphics, Inc.,
7.00%, 05/01/22		400,000	353,000

			1,712,705

Communications Equipment 0.6%
Avaya, Inc.,
9.00%, 04/01/19 (a)(d)		625,000	465,625
Nokia OYJ,
6.63%, 05/15/39		1,020,000	1,078,650

			1,544,275

Construction & Engineering 0.2%
AECOM,
5.75%, 10/15/22		280,000	285,600
Odebrecht Finance Ltd.,
8.25%, 04/25/18 (a)	BRL	530,000	62,697
Reg. S, 5.25%, 06/27/29		$200,000	79,600
5.25%, 06/27/29 (a)		50,000	19,900

			447,797

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Construction Materials 0.2%
Cemex Finance LLC,
9.38%, 10/12/22 (a)		$250,000	$275,000
4.63%, 06/15/24 (a)	EUR	125,000	135,911
US Concrete, Inc.,
6.38%, 06/01/24 (a)		$225,000	225,000

			635,911

Consumer Finance 0.3%
Ally Financial, Inc.,
4.13%, 02/13/22		535,000	530,987
TMX Finance LLC/TitleMax Finance Corp.,
8.50%, 09/15/18 (a)		450,000	360,000

			890,987

Containers & Packaging 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
7.25%, 05/15/24 (a)		500,000	510,312
Ball Corp.,
5.25%, 07/01/25		250,000	260,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
5.13%, 07/15/23 (a)		325,000	329,063

			1,100,000

Distributors 0.3%
AutoNation, Inc.,
4.50%, 10/01/25		635,000	670,535
LKQ Corp.,
4.75%, 05/15/23		275,000	270,188

			940,723

Diversified Financial Services 1.3%
Alfa SAB de CV,
6.88%, 03/25/44 (a)		100,000	103,250
Apollo Management Holdings LP,
4.00%, 05/30/24 (a)		210,000	215,877
4.40%, 05/27/26 (a)		250,000	260,350
Citigroup Capital III,
7.63%, 12/01/36		310,000	395,967
Dubai Holding Commercial Operations MTN Ltd.,
6.00%, 02/01/17	GBP	300,000	404,847
Goldman Sachs Capital I,
6.35%, 02/15/34		$595,000	699,698
GrupoSura Finance SA,
5.50%, 04/29/26 (a)		175,000	182,438
iPayment, Inc.,
9.50%, 12/15/19 (a)		284,232	278,547
ROC Finance LLC/ROC Finance 1 Corp.,
12.13%, 09/01/18 (a)		545,000	564,756

Corporate Bonds (continued)

	Principal Amount		Market Value

Diversified Financial Services (continued)
Stena AB,
7.00%, 02/01/24 (a)		$350,000	$275,625
Stena International SA,
5.75%, 03/01/24 (a)		250,000	205,000

			3,586,355

Diversified Telecommunication Services 3.5%
Altice Financing SA,
7.50%, 05/15/26 (a)		400,000	392,000
Altice SA,
7.75%, 05/15/22 (a)		1,000,000	1,010,000
Bellsouth Capital Funding Corp.,
7.88%, 02/15/30		315,000	405,743
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/26 (a)		550,000	566,500
CenturyLink, Inc.,
Series Y, 7.50%, 04/01/24		270,000	272,362
Colombia Telecomunicaciones SA ESP,
8.50%, 03/30/20 (a)(d)(e)		655,000	576,400
Columbus International, Inc.,
7.38%, 03/30/21 (a)		410,000	432,960
Digicel Ltd.,
6.75%, 03/01/23 (a)(d)		360,000	306,000
Empresa de Telecomunicaciones de Bogota,
7.00%, 01/17/23 (a)	COP	1,305,000,000	317,643
Frontier Communications Corp.,
11.00%, 09/15/25		$560,000	579,600
GTH Finance BV,
7.25%, 04/26/23 (a)		355,000	369,200
Level 3 Financing, Inc.,
5.25%, 03/15/26 (a)		270,000	264,600
Neptune Finco Corp.,
10.13%, 01/15/23 (a)		475,000	532,000
6.63%, 10/15/25 (a)		250,000	262,500
Sable International Finance Ltd.,
6.88%, 08/01/22 (a)		200,000	200,864
Sprint Capital Corp.,
8.75%, 03/15/32		1,085,000	927,675
Telecom Italia SpA,
5.30%, 05/30/24 (a)		380,000	379,050
Telefonica Celular del Paraguay SA,
6.75%, 12/13/22 (a)		200,000	201,000
TELUS Corp.,
Series CG, 5.05%, 12/04/19	CAD	65,000	55,542
Verizon Communications, Inc.,
4.67%, 03/15/55		$597,000	603,830
Virgin Media Secured Finance PLC,
5.25%, 01/15/26 (a)		625,000	604,687

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Wind Acquisition Finance SA,
7.38%, 04/23/21 (a)	$535,000	$509,588

		9,769,744

Electric Utilities 1.3%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It,
7.95%, 05/11/26 (a)	240,000	249,600
AES Corp.,
3.67%, 06/01/19 (b)	45,000	44,887
6.00%, 05/15/26 (d)	50,000	51,063
Carolina Power & Light Co.,
4.10%, 03/15/43	300,000	327,866
Commonwealth Edison Co.,
5.80%, 03/15/18	265,000	285,383
Emera US Finance LP,
2.70%, 06/15/21 (a)	80,000	81,523
3.55%, 06/15/26 (a)	115,000	117,672
4.75%, 06/15/46 (a)	170,000	172,537
Emera, Inc.,
Series 16-A, 6.75%, 06/15/76 (b)	715,000	725,010
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
10.00%, 12/01/20	309,000	6,180
Exelon Corp.,
2.85%, 06/15/20	450,000	464,206
Great Plains Energy, Inc.,
5.29%, 06/15/22 (c)	380,000	425,022
Monongahela Power Co.,
4.10%, 04/15/24 (a)	210,000	230,852
5.40%, 12/15/43 (a)	225,000	282,407

		3,464,208

Energy Equipment & Services 0.2%
Schlumberger Holdings Corp.,
4.00%, 12/21/25 (a)	300,000	322,870
Weatherford International Ltd.,
8.25%, 06/15/23 (d)	85,000	80,750
5.95%, 04/15/42	95,000	67,450

		471,070

Food & Staples Retailing 0.5%
Cencosud SA,
5.15%, 02/12/25 (a)	185,000	189,949
CST Brands, Inc.,
5.00%, 05/01/23	275,000	279,125
CVS Health Corp.,
3.88%, 07/20/25	129,000	141,897
2.88%, 06/01/26 (d)	235,000	240,152
5.13%, 07/20/45	360,000	446,607

		1,297,730

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products 1.5%
Dean Foods Co.,
6.50%, 03/15/23 (a)	$275,000	$283,937
Grupo Bimbo SAB de CV,
4.88%, 06/27/44 (a)	300,000	295,391
JBS Investments GmbH,
7.75%, 10/28/20 (a)	650,000	685,750
Kraft Foods Group, Inc.,
4.88%, 02/15/25 (a)	930,000	1,019,933
Land O’ Lakes, Inc.,
6.00%, 11/15/22 (a)	230,000	243,800
Marfrig Holding Europe BV,
Reg. S, 6.88%, 06/24/19	200,000	200,600
6.88%, 06/24/19 (a)	20,000	20,060
Marfrig Holdings Europe BV,
8.00%, 06/08/23 (a)	305,000	311,253
Marfrig Overseas Ltd.,
9.50%, 05/04/20 (a)	530,000	545,094
Pinnacle Foods, Inc.,
5.88%, 01/15/24 (a)	150,000	156,938
TreeHouse Foods, Inc.,
6.00%, 02/15/24 (a)(d)	250,000	265,000

		4,027,756

Gas Utilities 1.8%
AmeriGas Partners LP/AmeriGas Finance Corp.,
5.63%, 05/20/24	200,000	201,500
CenterPoint Energy Resources Corp.,
6.25%, 02/01/37	70,000	82,594
DCP Midstream Operating LP,
2.50%, 12/01/17	75,000	73,312
3.88%, 03/15/23	305,000	277,550
Energy Transfer Partners LP,
4.05%, 03/15/25	605,000	593,708
6.05%, 06/01/41	200,000	194,990
Enterprise Products Operating LLC,
3.70%, 02/15/26	380,000	395,450
Genesis Energy LP/Genesis Energy Finance Corp.,
5.75%, 02/15/21	385,000	363,825
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
7.25%, 02/15/21	250,000	231,250
NGPL PipeCo LLC,
7.12%, 12/15/17 (a)	410,000	427,425
Regency Energy Partners LP/Regency Energy Finance Corp.,
5.88%, 03/01/22	175,000	187,188
Sabine Pass Liquefaction LLC,
5.63%, 02/01/21	265,000	267,650
5.75%, 05/15/24	335,000	332,488

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
6.38%, 08/01/22	$270,000	$270,675
5.25%, 05/01/23	125,000	118,125
Western Gas Partners LP,
4.65%, 07/01/26	470,000	468,712
Williams Partners LP,
7.25%, 02/01/17	150,000	154,487
5.10%, 09/15/45	445,000	381,663

		5,022,592

Health Care Providers & Services 3.1%
Aetna, Inc.,
1.90%, 06/07/19	280,000	283,637
2.80%, 06/15/23	215,000	219,624
CHS/Community Health Systems, Inc.,
8.00%, 11/15/19 (d)	1,335,000	1,306,631
5.13%, 08/01/21	225,000	223,313
Express Scripts Holding Co.,
3.00%, 07/15/23	480,000	480,538
4.50%, 02/25/26	370,000	406,498
4.80%, 07/15/46	350,000	349,533
Halyard Health, Inc.,
6.25%, 10/15/22	275,000	268,125
HCA, Inc.,
5.25%, 04/15/25	385,000	402,325
7.69%, 06/15/25	125,000	133,750
7.50%, 11/06/33	500,000	532,187
HealthSouth Corp.,
5.75%, 09/15/25 (d)	400,000	396,000
Hill-Rom Holdings, Inc.,
5.75%, 09/01/23 (a)	340,000	347,650
MEDNAX, Inc.,
5.25%, 12/01/23 (a)	450,000	455,625
RegionalCare Hospital Partners Holdings, Inc.,
8.25%, 05/01/23 (a)	100,000	102,500
Service Corp. International,
7.50%, 04/01/27	575,000	667,000
Tenet Healthcare Corp.,
8.00%, 08/01/20	165,000	168,919
8.13%, 04/01/22 (d)	1,015,000	1,040,172
Universal Health Services, Inc.,
5.00%, 06/01/26 (a)	375,000	375,937
WellPoint, Inc.,
3.13%, 05/15/22	375,000	387,963

		8,547,927

Hotels, Restaurants & Leisure 1.2%
Aramark Services, Inc.,
5.13%, 01/15/24 (a)	135,000	137,700
Boyd Gaming Corp.,
6.38%, 04/01/26 (a)(d)	400,000	418,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Operating Co., Inc.,
11.25%, 06/01/17 (f)	$575,000	$530,437
12.75%, 04/15/18 (f)	250,000	105,000
Carrols Restaurant Group, Inc.,
8.00%, 05/01/22	375,000	404,062
International Game Technology PLC,
6.25%, 02/15/22 (a)	250,000	254,063
LTF Merger Sub, Inc.,
8.50%, 06/15/23 (a)	325,000	307,125
Ruby Tuesday, Inc.,
7.63%, 05/15/20	475,000	459,563
Scientific Games International, Inc.,
6.63%, 05/15/21 (d)	515,000	306,425
7.00%, 01/01/22 (a)(d)	275,000	276,375

		3,198,750

Household Durables 1.0%
Newell Rubbermaid, Inc.,
3.85%, 04/01/23	880,000	933,389
NVR, Inc.,
3.95%, 09/15/22	330,000	349,749
Samsung Electronics America, Inc.,
1.75%, 04/10/17 (a)	290,000	290,769
Shea Homes LP/Shea Homes Funding Corp.,
5.88%, 04/01/23 (a)	335,000	331,650
Springs Industries, Inc.,
6.25%, 06/01/21	251,000	253,510
Taylor Morrison Communities, Inc./Monarch Communities Inc,
5.88%, 04/15/23 (a)(d)	270,000	271,350
Tempur Sealy International, Inc.,
5.50%, 06/15/26 (a)(d)	325,000	319,313

		2,749,730

Household Products 0.1%
Spectrum Brands, Inc.,
5.75%, 07/15/25 (d)	355,000	369,644

Industrial Conglomerates 0.5%
General Electric Co.,
5.25%, 12/06/17	220,000	233,077
1.01%, 05/05/26 (b)	345,000	323,885
5.88%, 01/14/38	190,000	256,969
4.50%, 03/11/44	395,000	455,822

		1,269,753

Information Technology Services 0.7%
Hewlett Packard Enterprise Co.,
2.45%, 10/05/17 (a)	965,000	977,506
6.20%, 10/15/35 (a)(d)	480,000	485,449

15

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Information Technology Services (continued)
SunGard Availability Services Capital, Inc.,
8.75%, 04/01/22 (a)	$675,000	$369,563

		1,832,518

Insurance 1.7%
ACE INA Holdings, Inc.,
2.30%, 11/03/20	310,000	318,722
2.88%, 11/03/22	215,000	224,899
Assurant, Inc.,
2.50%, 03/15/18	465,000	470,626
Berkshire Hathaway, Inc.,
2.20%, 03/15/21 (d)	195,000	201,160
Farmers Exchange Capital III,
5.45%, 10/15/54 (a)(b)	370,000	357,050
Genworth Financial, Inc.,
6.50%, 06/15/34 (d)	249,000	174,922
Genworth Holdings, Inc.,
6.52%, 05/22/18 (d)	250,000	245,000
7.70%, 06/15/20 (d)	250,000	222,500
MetLife, Inc.,
10.75%, 08/01/39	505,000	785,023
Mutual of Omaha Insurance Co.,
4.30%, 07/15/54 (a)(b)	375,000	375,000
Radian Group, Inc.,
7.00%, 03/15/21	170,000	181,795
USF&G Capital III,
8.31%, 07/01/46 (a)	490,000	656,002
ZFS Finance USA Trust V,
6.50%, 05/09/37 (a)(b)	535,000	535,000

		4,747,699

Internet & Catalog Retail 0.4%
Amazon.com, Inc.,
4.95%, 12/05/44	255,000	310,388
QVC, Inc.,
4.38%, 03/15/23	700,000	704,336
5.45%, 08/15/34	240,000	222,223

		1,236,947

Internet Software & Services 0.1%
VeriSign, Inc.,
4.63%, 05/01/23	400,000	405,000

Marine 0.4%
Global Ship Lease, Inc.,
10.00%, 04/01/19 (a)	350,000	312,375
Pelabuhan Indonesia II PT,
4.25%, 05/05/25 (a)	325,000	324,522
5.38%, 05/05/45 (a)	575,000	542,139

		1,179,036

Corporate Bonds (continued)

	Principal Amount		Market Value

Media 3.6%
AMC Entertainment, Inc.,
5.75%, 06/15/25 (d)		$300,000	$298,500
Avanti Communications Group PLC,
10.00%, 10/01/19 (a)		500,000	375,000
British Sky Broadcasting Group PLC,
6.10%, 02/15/18 (a)		390,000	416,980
Cablevision SA,
6.50%, 06/15/21 (a)		150,000	153,000
Cengage Learning Acquisitions, Inc., Escrow,
11.50%, 04/15/20 (g)		60,000	0
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.46%, 07/23/22 (a)		375,000	403,026
6.38%, 10/23/35 (a)		390,000	461,832
Clear Channel Worldwide Holdings, Inc.,
Series A, 6.50%, 11/15/22 (d)		550,000	529,375
Series B, 6.50%, 11/15/22		575,000	575,000
CSC Holdings LLC,
6.75%, 11/15/21		300,000	306,000
DISH DBS Corp.,
7.75%, 07/01/26 (a)		750,000	772,500
Grupo Televisa SAB,
6.13%, 01/31/46		400,000	441,708
Inmarsat Finance PLC,
4.88%, 05/15/22 (a)		450,000	410,625
Intelsat Jackson Holdings SA,
7.25%, 04/01/19		1,050,000	766,500
Intelsat Luxembourg SA,
6.75%, 06/01/18 (d)		300,000	196,500
Lamar Media Corp.,
5.38%, 01/15/24		250,000	258,750
Nexstar Broadcasting, Inc.,
6.13%, 02/15/22 (a)		300,000	303,000
Numericable Group SA,
5.63%, 05/15/24 (a)	EUR	300,000	334,876
Numericable-SFR SA,
7.38%, 05/01/26 (a)		$525,000	519,094
Sirius XM Radio, Inc.,
5.38%, 04/15/25 (a)		435,000	433,097
SiTV LLC/SiTV Finance, Inc.,
10.38%, 07/01/19 (a)		325,000	250,250
Time, Inc.,
5.75%, 04/15/22 (a)		450,000	423,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
5.50%, 01/15/23 (a)		255,000	256,275
5.00%, 01/15/25 (a)		260,000	254,800
Univision Communications, Inc.,
5.13%, 02/15/25 (a)(d)		300,000	296,625

16

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
VTR Finance BV,
6.88%, 01/15/24 (a)	$530,000	$528,399

		9,964,712

Metals & Mining 1.5%
AK Steel Corp.,
7.50%, 07/15/23	410,000	416,150
ArcelorMittal,
7.25%, 02/25/22 (d)	305,000	321,012
6.13%, 06/01/25 (d)	230,000	228,850
Barrick Gold Corp.,
4.10%, 05/01/23	263,000	277,430
5.25%, 04/01/42	165,000	168,415
BHP Billiton Finance USA Ltd.,
6.75%, 10/19/75 (a)(b)(d)	345,000	366,562
First Quantum Minerals Ltd.,
7.00%, 02/15/21 (a)	765,000	614,869
New Gold, Inc.,
6.25%, 11/15/22 (a)	530,000	516,750
Southern Copper Corp.,
5.88%, 04/23/45	90,000	84,787
Vale Overseas Ltd.,
5.88%, 06/10/21	880,000	881,100
6.88%, 11/10/39	265,000	241,230

		4,117,155

Multiline Retail 0.3%
Family Tree Escrow LLC,
5.75%, 03/01/23 (a)(d)	460,000	488,750
Kohl’s Corp.,
5.55%, 07/17/45	345,000	321,317

		810,067

Multi-Utilities & Unregulated Power 0.2%
Dynegy, Inc.,
7.63%, 11/01/24 (d)	250,000	240,000
NRG Energy, Inc.,
7.88%, 05/15/21	157,000	162,495
7.25%, 05/15/26 (a)	165,000	164,175

		566,670

Oil, Gas & Consumable Fuels 3.9%
Anadarko Petroleum Corp.,
6.45%, 09/15/36	726,000	836,434
Antero Resources Corp.,
5.13%, 12/01/22	200,000	192,000
Antero Resources Finance Corp.,
6.00%, 12/01/20	90,000	90,976
Canadian Oil Sands Ltd.,
7.75%, 05/15/19 (a)	505,000	559,840
4.50%, 04/01/22 (a)	400,000	415,356
Chaparral Energy, Inc.,
7.63%, 11/15/22 (f)	460,000	276,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.,
8.00%, 12/15/22 (a)	$489,000	$414,427
Chevron Corp.,
2.10%, 05/16/21	335,000	341,394
2.95%, 05/16/26	390,000	403,047
Continental Resources, Inc.,
4.50%, 04/15/23	120,000	111,900
Devon Energy Corp.,
5.85%, 12/15/25 (d)	167,000	184,215
Linn Energy LLC/Linn Energy Finance Corp.,
7.75%, 02/01/21 (f)	375,000	63,750
Lukoil International Finance BV,
Reg. S, 6.13%, 11/09/20	200,000	218,011
Oasis Petroleum, Inc.,
6.88%, 03/15/22 (d)	250,000	230,937
Pacific Rubiales Energy Corp.,
7.25%, 12/12/21 (a)	100,000	18,500
Reg. S, 5.63%, 01/19/25 (f)	250,000	46,250
5.63%, 01/19/25 (a)(f)	635,000	117,475
Pertamina Persero PT,
6.00%, 05/03/42 (a)	400,000	404,397
5.63%, 05/20/43 (a)	100,000	96,869
Petrobras Global Finance BV,
8.38%, 12/10/18 (d)	170,000	188,487
5.75%, 01/20/20	215,000	207,712
8.75%, 05/23/26	575,000	577,875
Petroleos de Venezuela SA,
Reg. S, 9.00%, 11/17/21	725,000	310,662
5.38%, 04/12/27	800,000	278,960
5.50%, 04/12/37	410,000	140,425
Petroleos Mexicanos,
3.50%, 01/30/23	210,000	197,736
5.50%, 06/27/44	258,000	233,116
5.63%, 01/23/46	150,000	136,725
Petroleum Co. of Trinidad & Tobago Ltd.,
6.00%, 05/08/22 (a)	112,500	108,563
Resolute Energy Corp.,
8.50%, 05/01/20	275,000	158,125
Sanchez Energy Corp.,
6.13%, 01/15/23	415,000	320,588
Shell International Finance BV,
2.88%, 05/10/26	610,000	619,748
Total Capital SA,
2.13%, 08/10/18	475,000	484,579
Transocean, Inc.,
3.75%, 10/15/17	817,000	823,128
WPX Energy, Inc.,
6.00%, 01/15/22 (d)	330,000	306,900
YPF SA,
8.88%, 12/19/18 (a)	110,000	118,525
31.35%, 07/07/20 (a)(b)	200,000	200,000

17

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
8.50%, 03/23/21 (a)	$150,000	$160,125
8.50%, 07/28/25 (a)	95,000	100,368

		10,694,125

Paper & Forest Products 0.6%
Catalyst Paper Corp.,
11.00%, 10/30/17 (h)	325,000	240,500
Eldorado Intl. Finance GmbH,
8.63%, 06/16/21 (a)	685,000	662,977
Georgia-Pacific LLC,
8.88%, 05/15/31	425,000	680,757

		1,584,234

Pharmaceuticals 1.2%
AbbVie, Inc.,
2.50%, 05/14/20	410,000	419,153
AstraZeneca PLC,
2.38%, 11/16/20	225,000	230,854
Forest Laboratories, Inc.,
5.00%, 12/15/21 (a)	405,000	453,249
Mylan NV,
3.15%, 06/15/21 (a)	580,000	588,322
3.95%, 06/15/26 (a)	615,000	622,373
Mylan, Inc.,
2.55%, 03/28/19	430,000	435,284
Perrigo Co. PLC,
2.30%, 11/08/18	335,000	337,884
Perrigo Finance Unlimited Co.,
4.38%, 03/15/26	200,000	208,300

		3,295,419

Real Estate Investment Trusts (REITs) 0.8%
Boston Properties LP,
3.65%, 02/01/26	405,000	431,615
Communications Sales & Leasing, Inc./CSL Capital LLC,
6.00%, 04/15/23 (a)	400,000	407,000
8.25%, 10/15/23	145,000	147,085
DuPont Fabros Technology LP,
5.63%, 06/15/23	500,000	513,750
Geo Group, Inc. (The),
5.13%, 04/01/23 (d)	95,000	92,625
6.00%, 04/15/26	375,000	378,750
MPT Operating Partnership LP/MPT Finance Corp.,
6.38%, 03/01/24	100,000	106,500
VEREIT Operating Partnership LP,
4.88%, 06/01/26 (d)	170,000	174,250

		2,251,575

Road & Rail 0.2%
Lima Metro Line 2 Finance Ltd.,
5.88%, 07/05/34 (a)	62,000	65,007

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
United Rentals North America, Inc.,
6.13%, 06/15/23	$240,000	$249,900
4.63%, 07/15/23	215,000	216,881

		531,788

Semiconductors & Semiconductor Equipment 0.4%
Advanced Micro Devices, Inc.,
7.50%, 08/15/22 (d)	450,000	400,500
Intel Corp.,
4.90%, 07/29/45	210,000	244,622
Micron Technology, Inc.,
5.25%, 08/01/23 (a)	500,000	426,250
NXP BV/NXP Funding LLC,
4.63%, 06/01/23 (a)	100,000	101,750

		1,173,122

Software 0.6%
BMC Software Finance, Inc.,
8.13%, 07/15/21 (a)	575,000	431,250
NCR Corp.,
6.38%, 12/15/23	375,000	382,500
Oracle Corp.,
1.90%, 09/15/21	425,000	426,561
2.65%, 07/15/26	430,000	431,079

		1,671,390

Specialty Retail 0.1%
Chinos Intermediate Holdings A, Inc.,
8.50%, 05/01/19 (a)(m)	364,875	124,057
Guitar Center, Inc.,
6.50%, 04/15/19 (a)	230,000	197,800

		321,857

Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.,
2.25%, 02/23/21	410,000	421,840
Diamond 1 Finance Corp./Diamond 2 Finance Corp,
4.42%, 06/15/21 (a)	340,000	349,952
5.45%, 06/15/23 (a)	1,090,000	1,130,955
Seagate HDD Cayman,
4.75%, 06/01/23 (d)	860,000	726,906

		2,629,653

Textiles, Apparel & Luxury Goods 0.1%
Under Armour, Inc.,
3.25%, 06/15/26	215,000	217,082

Thrifts & Mortgage Finance 0.1%
Quicken Loans, Inc.,
5.75%, 05/01/25 (a)(d)	425,000	410,125

18

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Tobacco 0.3%
Altria Group, Inc.,
9.95%, 11/10/38		$40,000	$71,958
10.20%, 02/06/39		272,000	504,065
Reynolds American, Inc.,
6.88%, 05/01/20		315,000	371,672

			947,695

Transportation Infrastructure 0.1%
ENA Norte Trust,
4.95%, 04/25/23 (a)		209,864	213,537

Wireless Telecommunication Services 1.2%
Crown Castle Towers LLC,
3.22%, 05/15/22 (a)		420,000	436,537
Digicel Group Ltd.,
7.13%, 04/01/22 (a)		1,345,000	1,000,344
Millicom International Cellular SA,
Reg. S, 6.00%, 03/15/25		400,000	390,000
Sprint Corp.,
7.88%, 09/15/23 (d)		465,000	380,138
Sprint Nextel Corp.,
9.00%, 11/15/18 (a)		240,000	255,600
7.00%, 08/15/20		335,000	298,150
T-Mobile USA, Inc.,
6.63%, 04/28/21		245,000	256,025
6.50%, 01/15/26 (d)		155,000	163,525

			3,180,319

Total Corporate Bonds (cost $135,045,893)			134,783,018

Municipal Bonds 0.5%
Georgia 0.5%
Municipal Electric Authority of Georgia, RB
Series A, 6.64%, 04/01/57		675,000	888,854
Series A, 7.06%, 04/01/57		440,000	530,543

			1,419,397

Total Municipal Bonds (cost $1,116,323)			1,419,397

Sovereign Bonds 16.1%
ARGENTINA 0.8%
Provincia de Buenos Aires,
Reg. S, 9.38%, 09/14/18		450,000	486,000
7.88%, 06/15/27 (a)		310,000	319,300
Argentine Republic Government International Bond,
7.82%, 12/31/33	EUR	460,995	524,352

Sovereign Bonds (continued)

	Principal Amount		Market Value

ARGENTINA (continued)
Argentine Republic Government International Bond (continued)
7.13%, 07/06/36 (a)		$310,000	$312,228
2.30%, 12/31/38 (c)	EUR	280,000	190,478
2.50%, 12/31/38 (c)		$375,000	253,125
Argentina Bonar Bonds,
7.00%, 04/17/17		105,000	109,200

			2,194,683

AUSTRALIA 0.5%
Queensland Treasury Corp.,
5.50%, 06/21/21	AUD	1,592,000	1,383,592

AUSTRIA 0.1%
Austria Government Bond,
1.65%, 10/21/24 (a)	EUR	150,000	190,444

BELGIUM 0.1%
Belgium Government Bond,
3.75%, 06/22/45		188,762	359,785

BRAZIL 1.6%
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/17	BRL	2,547,000	778,812
10.00%, 01/01/25		4,683,000	1,309,638
10.00%, 01/01/27		4,289,000	1,182,958
Brazilian Government International Bond,
4.88%, 01/22/21		$450,000	474,075
7.13%, 01/20/37		450,000	506,250
5.63%, 01/07/41 (d)		100,000	97,000

			4,348,733

CANADA 0.6%
Canadian Government Bond,
2.25%, 06/01/25	CAD	1,010,000	868,422
3.50%, 12/01/45		270,000	294,880
Province of Quebec Canada,
4.50%, 12/01/20		650,000	574,981

			1,738,283

COLOMBIA 0.4%
Colombian TES,
7.00%, 05/04/22	COP	2,015,600,000	688,567
10.00%, 07/24/24		525,000,000	208,947
Colombia Government International Bond,
5.00%, 06/15/45 (d)		$200,000	207,500

			1,105,014

19

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

COSTA RICA 0.1%
Costa Rica Government International Bond,
7.16%, 03/12/45 (a)		$205,000	$204,487

CROATIA 0.5%
Croatia Government International Bond,
6.75%, 11/05/19 (a)(d)		455,000	495,381
3.88%, 05/30/22	EUR	494,000	563,293
6.00%, 01/26/24 (a)		$240,000	261,672

			1,320,346

DOMINICAN REPUBLIC 0.2%
Dominican Republic International Bond,
Reg. S, 9.04%, 01/23/18		72,137	75,275
9.04%, 01/23/18 (a)		170,504	177,921
6.88%, 01/29/26 (a)		200,000	220,700
6.85%, 01/27/45 (a)		280,000	289,800

			763,696

FRANCE 0.1%
France Government Bond OAT,
3.25%, 05/25/45	EUR	139,612	245,748

GERMANY 0.0%†
Bundesrepublik Deutschland,
2.50%, 08/15/46		61,328	109,393

HUNGARY 0.3%
Hungary Government Bond,
3.50%, 06/24/20	HUF	131,000,000	486,498
Hungary Government International Bond,
4.13%, 02/19/18		$240,000	247,651

			734,149

INDONESIA 1.0%
Indonesia Treasury Bond,
8.38%, 09/15/26	IDR	2,497,000,000	$200,475
8.25%, 05/15/36		8,300,000,000	663,309
Indonesia Government International Bond,
3.38%, 04/15/23 (a)		$360,000	361,954
5.38%, 10/17/23 (a)(d)		150,000	168,795
4.75%, 01/08/26 (a)		200,000	217,774
3.75%, 06/14/28	EUR	455,000	510,547
Reg. S, 6.63%, 02/17/37		$70,000	86,249
6.63%, 02/17/37 (a)		170,000	209,462
Perusahaan Penerbit SBSN Indonesia III,
4.35%, 09/10/24 (a)		110,000	113,575
4.55%, 03/29/26 (a)		245,000	256,025

			2,788,165

Sovereign Bonds (continued)

	Principal Amount		Market Value

ITALY 0.3%
Italy Buoni Poliennali Del Tesoro,
1.50%, 06/01/25	EUR	430,000	$490,659
4.75%, 09/01/44 (a)		265,000	442,761

			933,420

IVORY COAST 0.1%
Ivory Coast Government International Bond,
6.38%, 03/03/28 (a)		$380,000	367,669

KAZAKHSTAN 0.3%
Kazakhstan Government International Bond,
3.88%, 10/14/24 (a)		160,000	160,680
5.13%, 07/21/25 (a)		215,000	235,451
6.50%, 07/21/45 (a)		215,000	249,860
KazAgro National Management Holding JSC,
4.63%, 05/24/23 (a)		175,000	159,705

			805,696

KENYA 0.1%
Kenya Government International Bond,
5.88%, 06/24/19 (a)		200,000	198,340

LITHUANIA 0.1%
Lithuania Government International Bond,
6.13%, 03/09/21 (a)(d)		260,000	302,770

MEXICO 1.5%
Mexican Bonos,
8.50%, 12/13/18	MXN	10,500,000	620,549
6.50%, 06/09/22		7,100,000	405,992
7.50%, 06/03/27		32,130,000	1,965,394
7.75%, 05/29/31		11,480,900	715,892
Mexico Government International Bond,
4.13%, 01/21/26		$205,000	222,220
4.75%, 03/08/44		260,000	280,150

			4,210,197

NETHERLANDS 0.4%
Netherlands Government Bond,
2.50%, 01/15/33 (a)	EUR	500,000	756,974
Republic of Angola Via Northern Lights III BV,
Reg. S, 7.00%, 08/16/19		$203,125	204,648

			961,622

20

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

NIGERIA 0.1%
Nigeria Government International Bond,
6.38%, 07/12/23 (a)		$200,000	$192,520

PANAMA 0.0%†
Panama Government International Bond,
3.88%, 03/17/28		75,000	79,312

PHILIPPINES 0.5%
Philippine Government International Bond,
4.95%, 01/15/21	PHP	19,000,000	419,559
6.25%, 01/14/36		40,000,000	953,554

			1,373,113

POLAND 0.4%
Poland Government Bond,
1.50%, 04/25/20	PLN	573,000	142,949
3.25%, 07/25/25		3,465,000	908,098

			1,051,047

QATAR 0.5%
Qatar Government International Bond,
3.25%, 06/02/26 (a)		$435,000	443,700
4.63%, 06/02/46 (a)		750,000	815,382

			1,259,082

ROMANIA 0.4%
Romania Government Bond,
2.50%, 04/29/19	RON	2,340,000	584,657
5.75%, 04/29/20		930,000	257,126
Romanian Government International Bond,
4.88%, 11/07/19	EUR	164,000	208,480

			1,050,263

RUSSIA 0.6%
Russian Federal Bond - OFZ,
7.50%, 02/27/19	RUB	37,435,000	566,213
7.00%, 08/16/23		25,100,000	366,612
7.05%, 01/19/28		30,657,000	439,733
Russian Foreign Bond - Eurobond,
Reg. S, 5.00%, 04/29/20		$200,000	215,784

			1,588,342

SERBIA 0.1%
Republic of Serbia,
7.25%, 09/28/21 (a)		345,000	394,932

Sovereign Bonds (continued)

	Principal Amount		Market Value

SLOVENIA 0.4%
Slovenia Government Bond,
4.63%, 09/09/24	EUR	157,000	$226,211
Slovenia Government International Bond,
5.50%, 10/26/22 (a)		$415,000	471,149
5.25%, 02/18/24 (a)		335,000	377,294

			1,074,654

SOUTH AFRICA 0.2%
South Africa Government Bond,
8.75%, 01/31/44	ZAR	6,853,560	426,226

SPAIN 0.5%
Spain Government Bond,
1.60%, 04/30/25 (a)	EUR	417,000	483,531
5.15%, 10/31/28 (a)		300,000	469,641
5.15%, 10/31/44 (a)		163,000	289,796

			1,242,968

SRI LANKA 0.1%
Sri Lanka Government International Bond,
6.25%, 10/04/20 (a)		$150,000	153,019
Reg. S, 6.25%, 07/27/21		200,000	201,155

			354,174

SUPRANATIONAL 1.6%
Eastern and Southern African Trade and Development Bank,
Reg. S, 6.38%, 12/06/18		320,000	330,464
International Finance Corp.,
7.75%, 12/03/16	INR	21,000,000	312,246
6.45%, 10/30/18		61,000,000	900,447
7.80%, 06/03/19		15,000,000	228,934
Inter-American Development Bank,
7.25%, 07/17/17	IDR	11,410,000,000	858,618
7.00%, 02/04/19		1,000,000,000	73,722
International Bank for Reconstruction & Development,
6.38%, 08/07/18	INR	10,000,000	147,858
3.50%, 01/22/21	NZD	488,000	358,184
African Export-Import Bank,
3.88%, 06/04/18		$200,000	201,801
Banque Ouest Africaine de Developpement,
5.50%, 05/06/21 (a)		560,000	582,400
Black Sea Trade & Development Bank,
4.88%, 05/06/21 (a)		400,000	419,000

			4,413,674

21

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

SWEDEN 0.4%
Sweden Government Bond,
1.00%, 11/12/26	SEK	8,700,000	$1,103,071

TURKEY 0.4%
Turkey Government Bond,
10.50%, 01/15/20	TRY	1,387,000	509,620
8.00%, 03/12/25		965,846	315,289
Turkey Government International Bond,
5.75%, 03/22/24		$190,000	211,871
4.25%, 04/14/26		80,000	81,212

			1,117,992

UKRAINE 0.2%
Ukraine Government International Bond,
Reg. S, 7.75%, 09/01/20		390,000	381,303
Reg. S, 7.75%, 09/01/21		255,000	248,038

			629,341

UNITED KINGDOM 0.4%
United Kingdom Gilt,
4.75%, 12/07/30	GBP	133,000	256,464
4.25%, 06/07/32		350,000	651,702
Ukreximbank Via Biz Finance PLC,
Reg. S, 9.63%, 04/27/22		$300,000	291,600

			1,199,766

VENEZUELA 0.1%
Venezuela Government International Bond,
Reg. S, 8.25%, 10/13/24		110,000	45,925
Reg. S, 11.75%, 10/21/26		410,000	194,750
Reg. S, 11.95%, 08/05/31		280,000	131,600

			372,275

ZAMBIA 0.1%
Zambia Government International Bond, 8.50%, 04/14/24 (a)		285,000	247,636

Total Sovereign Bonds (cost $43,193,703)			44,436,620

U.S. Government Mortgage Backed Agencies 11.8%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# C90381 7.50%, 11/01/20		169	181
Pool# C00712 6.50%, 02/01/29		4,544	5,343

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J32653 3.50%, 08/01/30	$101,573	$108,035
Pool# C41531 8.00%, 08/01/30	1,377	1,463
Pool# J32749 3.50%, 09/01/30	81,264	86,414
Pool# C42327 8.00%, 09/01/30	822	959
Pool# C01104 8.00%, 12/01/30	8,183	10,479
Pool# C49587 8.00%, 03/01/31	16,307	17,281
Pool# C50477 8.00%, 04/01/31	20,110	23,209
Pool# C53381 8.00%, 06/01/31	1,221	1,226
Pool# C69951 6.50%, 08/01/32	18,113	20,808
Pool# G60085 5.50%, 06/01/41	271,174	306,283
Pool# Q09258 3.00%, 07/01/42	293,190	304,233
Pool# Q20545 3.50%, 07/01/43	363,495	386,503
Pool# G07787 4.00%, 08/01/44	587,508	639,186
Pool# Q36101 4.00%, 09/01/45	422,641	458,035
Pool# Q36512 4.00%, 10/01/45	358,684	388,722
Pool# Q37249 3.50%, 11/01/45	420,223	449,266
Pool# Q38896 4.00%, 02/01/46	986,804	1,069,684
Pool# Q39379 4.50%, 03/01/46	164,402	180,958
Pool# G08706 3.50%, 05/01/46	1,102,636	1,165,285
Federal National Mortgage Association Pool Pool# AN0571 3.10%, 01/01/26	175,000	188,693
Pool# 540017 8.00%, 05/01/30	1,246	1,251
Pool# AZ4471 3.50%, 07/01/30	169,094	179,364
Pool# AZ6158 3.50%, 09/01/30	57,704	61,414
Pool# 564993 7.50%, 03/01/31	7,510	7,722
Pool# 606566 7.50%, 10/01/31	3,334	3,483

22

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 642656 7.00%, 07/01/32	$5,192	$5,252
Pool# AB0047 4.50%, 04/01/35	467,221	511,803
Pool# 886574 2.99%, 08/01/36 (b)	60,301	63,856
Pool# 888817 5.50%, 08/01/37	132,395	150,104
Pool# 995049 5.50%, 02/01/38	203,870	230,682
Pool# AL1104 5.50%, 02/01/38	234,367	265,817
Pool# 257231 5.50%, 06/01/38	192,784	217,414
Pool# AE0811 6.00%, 09/01/39	56,652	64,741
Pool# AC9581 5.50%, 01/01/40	64,902	73,372
Pool# AL5814 5.50%, 07/01/40	660,856	751,422
Pool# AL2625 3.50%, 10/01/42	575,177	612,998
Pool# AB7426 3.00%, 12/01/42	509,524	533,836
Pool# AY4204 3.50%, 05/01/45	624,804	664,385
Pool# AS5207 4.00%, 06/01/45	1,041,966	1,124,625
Pool# AZ9821 3.50%, 09/01/45	427,388	451,593
Pool# AL7441 3.50%, 10/01/45	278,480	294,253
Pool# BC0092 3.50%, 12/01/45	2,208,318	2,333,388
Pool# MA2522 3.50%, 02/01/46	3,231,479	3,411,956
Pool# BC0302 4.50%, 03/01/46	464,371	521,255
Pool# MA2578 3.50%, 04/01/46	806,936	852,191
Pool# AS6938 4.00%, 04/01/46	1,587,972	1,723,129
Federal National Mortgage Association Pool TBA
3.50%, 07/25/31	350,000	370,869
3.00%, 07/25/46	2,005,000	2,080,735
3.50%, 07/25/46	1,370,000	1,445,564
4.50%, 07/25/46	1,289,500	1,407,563
3.00%, 08/25/46	1,170,000	1,212,001
3.50%, 08/25/46	500,000	526,953
4.00%, 08/25/46	390,000	417,776
4.50%, 08/25/46	619,500	675,833
5.00%, 08/25/46	35,000	38,876

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool
Pool# G2 82468 2.00%, 01/20/40 (b)	$194,873	$202,537
Pool# G2 82483 2.00%, 02/20/40 (b)	70,867	73,550
Pool# G2 82520 3.00%, 04/20/40 (b)	114,600	118,248
Pool# G2 82570 3.50%, 06/20/40 (b)	6,914	7,248
Pool# G2 MA1161 5.50%, 07/20/43	105,165	117,104
Pool# G2 MA1289 5.50%, 09/20/43	218,943	239,942
Pool# G2 710035 5.39%, 12/20/59	137,090	141,225
Pool# G2 725640 5.29%, 05/20/60	186,067	196,586
Pool# G2 710065 4.81%, 02/20/61	539,278	565,294
Pool# G2 710078 4.70%, 06/20/61	246,762	256,088
Pool# G2 773443 5.07%, 04/20/62	201,341	213,286
Pool# G2 766552 4.85%, 05/20/62	126,023	133,418
Pool# G2 765227 4.56%, 11/20/62	713,275	764,661
Pool# G2 AC0934 4.65%, 01/20/63	80,909	90,397
Pool# G2 AC0942 4.66%, 01/20/63	30,013	33,428
Pool# G2 AJ4785 4.68%, 08/20/64	233,212	245,398
Pool# G2 AG8194 4.79%, 09/20/64	129,569	136,928

Total U.S. Government Mortgage Backed Agencies (cost $32,437,728)		32,635,060

U.S. Government Sponsored & Agency Obligation 0.1%
Federal Home Loan Mortgage Corp. 5.13%, 11/17/17	265,000	281,489

Total U.S. Government Sponsored & Agency Obligation (cost $268,306)		281,489

23

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

U.S. Treasury Bond 1.3%

	Principal Amount	Market Value

U.S. Treasury Bond, 2.50%, 02/15/46 (d)	$3,370,000	$3,509,144

Total U.S. Treasury Bond (cost $3,310,210)		3,509,144

U.S. Treasury Notes 1.0%
U.S. Treasury Notes
0.88%, 05/31/18	400,000	402,172
0.63%, 06/30/18	470,000	470,220
1.63%, 05/15/26 (d)(i)	1,780,000	1,801,764

Total U.S. Treasury Notes (cost $2,657,318)		2,674,156

Yankee Dollars 0.5%
Banks 0.1%
Bancolombia SA, 6.13%, 07/26/20 (d)	100,000	107,000
HSBC Bank PLC, 7.65%, 05/01/25	115,000	142,111

		249,111

Insurance 0.1%
Validus Holdings Ltd., 8.88%, 01/26/40	250,000	343,328

Oil, Gas & Consumable Fuels 0.1%
Suncor Energy, Inc., 5.95%, 12/01/34	270,000	318,608

Paper & Forest Products 0.2%
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/25	475,000	555,156

Total Yankee Dollars (cost $1,337,382)		1,466,203

Common Stocks 0.0%†

	Shares

Oil, Gas & Consumable Fuels 0.0%†
SandRidge Energy, Inc. *	159,999	2,976

Wireless Telecommunication Services 0.0%†
NII Holdings, Inc. *	20,137	64,036

Total Common Stocks (cost $329,592)		67,012

Preferred Stock 0.1%

	Shares	Market Value

Diversified Telecommunication Services 0.1%
Verizon Communications, Inc., 5.90%, 02/15/54 (j)	15,519	$426,772

Total Preferred Stock (cost $391,855)		426,772

Repurchase Agreements 1.9%

	Principal Amount
Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (k)(l)	$1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,106,496, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $1,128,612. (k)(l)	1,106,483	1,106,483
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $1,000,017, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $1,020,017. (k)(l)	1,000,000	1,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $2,000,023, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $2,040,000. (k)(l)	2,000,000	2,000,000

Total Repurchase Agreements (cost $5,106,483)		5,106,483

Total Investments (cost $261,920,988) (n) — 95.9%		264,385,050
Other assets in excess of liabilities — 4.1%		11,144,649

NET ASSETS — 100.0%		$275,529,699

24

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $80,493,724 which represents 29.21% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2016.

(d)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $20,388,541, which was collateralized by repurchase agreements with a total value of $5,106,483 and $15,842,038 of collateral in the form of U.S. Government Agency and Treasury securities, interest rates ranging from 0.00% - 11.00%, and maturity dates ranging from 07/14/16 - 05/20/66; a total value of $20,948,521.

(e)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date reflects the next call date.

(f)	Security in default.

(g)	Fair valued security.

(h)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(i)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(j)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of June 30, 2016.

(k)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $5,106,483.

(l)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(m)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the payment-in-kind rate.
(n)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AS	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

GmbH	Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

OAT	French Treasury Bond

OYJ	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAB	de CV Public Traded Company

SpA	Limited Share Company

TBA	To Be Announced

Currency:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

25

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

EUR	Euro

GBP	Great British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

MXN	Mexican Peso

NZD	New Zealand Dollar

PHP	Philippines Peso

PLN	Poland New Zloty

RON	Romanian Leu

RUB	Russia Ruble

SEK	Swedish Krona

TRY	Turkish Lira

ZAR	South Africa Rand

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
6	U.S. Treasury Ultra Bond	09/21/16	$1,118,250	$71,050

At June 30, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Bank of America NA	07/29/16	(122,449)	$(90,475)	$(91,239)	$(764)
Australian Dollar	Bank of America NA	07/29/16	(1,371,990)	(1,013,736)	(1,022,298)	(8,562)
Brazilian Real	Standard Chartered Bank	07/05/16	(576,851)	(167,909)	(179,576)	(11,667)
Brazilian Real	Standard Chartered Bank	07/05/16	(1,476,421)	(436,553)	(459,615)	(23,062)
Brazilian Real	Standard Chartered Bank	07/05/16	(1,399,314)	(407,310)	(435,611)	(28,301)
Brazilian Real	Standard Chartered Bank	07/05/16	(669,982)	(198,102)	(208,567)	(10,465)
British Pound	Royal Bank of Scotland	07/29/16	(751,467)	(1,005,711)	(1,000,598)	5,113
British Pound	Royal Bank of Scotland	07/29/16	(550,000)	(736,081)	(732,339)	3,742
Canadian Dollar	Standard Chartered Bank	07/29/16	(1,770,431)	(1,357,208)	(1,370,492)	(13,284)
Euro	Royal Bank of Scotland	07/29/16	(1,880,438)	(2,083,572)	(2,088,688)	(5,116)
Euro	Royal Bank of Scotland	07/29/16	(1,210,572)	(1,341,344)	(1,344,637)	(3,293)
Euro	Bank of America NA	07/29/16	(100,677)	(111,474)	(111,827)	(353)
Euro	Bank of America NA	07/29/16	(82,652)	(91,516)	(91,805)	(289)
Hungarian Forint	JPMorgan Chase Bank	07/29/16	(117,897,379)	(410,682)	(414,357)	(3,675)
Mexican Peso	HSBC Bank PLC	07/29/16	(19,861,472)	(1,046,608)	(1,083,870)	(37,262)
Mexican Peso	HSBC Bank PLC	07/29/16	(13,191,955)	(695,155)	(719,904)	(24,749)
New Zealand Dollar	Bank of America NA	07/29/16	(2,434,789)	(1,718,718)	(1,736,229)	(17,511)

Total Short Contracts				$(12,912,154)	$(13,091,652)	$(179,498)

26

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Brazilian Real	Standard Chartered Bank	07/05/16	349,804	$102,778	$108,895	$6,117
Brazilian Real	Standard Chartered Bank	07/05/16	850,875	250,000	264,880	14,880
Brazilian Real	JPMorgan Chase Bank	07/05/16	680,400	200,000	211,811	11,811
Brazilian Real	JPMorgan Chase Bank	07/05/16	279,719	82,222	87,078	4,856
British Pound	Royal Bank of Scotland	07/29/16	153,835	205,882	204,835	(1,047)
Columbian Peso	Royal Bank of Scotland	07/21/16	906,600,000	300,000	309,222	9,222
Columbian Peso	Royal Bank of Scotland	07/21/16	362,640,000	120,000	123,689	3,689
Hungarian Forint	JPMorgan Chase Bank	07/29/16	61,296,998	213,521	215,432	1,911
Japanese Yen	Bank of America NA	07/29/16	339,041,506	3,313,914	3,285,678	(28,236)
Mexican Peso	HSBC Bank PLC	07/29/16	2,887,895	152,179	157,597	5,418
New Zealand Dollar	Bank of America NA	07/29/16	1,030,374	733,823	734,752	929
Romanian Leu	JPMorgan Chase Bank	07/29/16	1,682,180	411,462	412,841	1,379
Russian Ruble	JPMorgan Chase Bank	07/01/16	27,504,888	408,539	430,125	21,586
Russian Ruble	JPMorgan Chase Bank	07/01/16	11,303,396	167,893	176,764	8,871
Russian Ruble	JPMorgan Chase Bank	07/29/16	11,246,375	175,000	174,728	(272)
Russian Ruble	JPMorgan Chase Bank	07/29/16	27,633,950	430,000	429,331	(669)
South African Rand	JPMorgan Chase Bank	07/29/16	7,998,380	524,333	540,367	16,034
Swedish Krona	HSBC Bank PLC	07/29/16	485,533	57,107	57,447	340

Total Long Contracts				$7,848,653	$7,925,472	$76,819

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund
Assets:
Investments, at value* (cost $256,814,505)	$259,278,567
Repurchase agreements, at value (cost $5,106,483)	5,106,483

Total Investments, at value (total cost $261,920,988)	264,385,050

Cash	24,134,387
Foreign currencies, at value (cost $351,840)	352,467
Interest receivable	2,774,365
Security lending income receivable	4,722
Receivable for investments sold	28,710,605
Receivable for capital shares issued	22,572
Reclaims receivable	3,622
Unrealized appreciation on forward foreign currency contracts (Note 2)	115,898
Prepaid expenses	1,805

Total Assets	320,505,493

Liabilities:
Payable for investments purchased	39,397,312
Payable for capital shares redeemed	1,711
Payable for variation margin on futures contracts	5,440
Unrealized depreciation on forward foreign currency contracts (Note 2)	218,577
Payable upon return of securities loaned (Note 2)	5,106,483
Accrued expenses and other payables:
Investment advisory fees	138,962
Fund administration fees	10,893
Administrative servicing fees	33,949
Accounting and transfer agent fees	6,629
Deferred capital gain country tax	6,217
Custodian fees	1,322
Compliance program costs (Note 3)	291
Professional fees	30,253
Printing fees	16,822
Other	933

Total Liabilities	44,975,794

Net Assets	$275,529,699

Represented by:
Capital	$277,020,474
Accumulated undistributed net investment income	13,370,736
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(17,290,902)
Net unrealized appreciation/(depreciation) from investments	2,457,845
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	71,050
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(102,679)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,175

Net Assets	$275,529,699

*	Includes value of securities on loan of $20,388,541 (Note 2).

28

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund
Net Assets:
Class I Shares	$275,211,467
Class Y Shares	318,232

Total	$275,529,699

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	29,482,562
Class Y Shares	34,041

Total	29,516,603

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.33
Class Y Shares	$9.35

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$6,870,687
Income from securities lending (Note 2)	44,628
Dividend income	20,798
Foreign tax withholding	(2,545)

Total Income	6,933,568

EXPENSES:
Investment advisory fees	862,424
Fund administration fees	68,374
Administrative servicing fees Class I Shares	204,667
Professional fees	27,986
Printing fees	16,685
Trustee fees	4,450
Custodian fees	5,083
Accounting and transfer agent fees	16,539
Compliance program costs (Note 3)	607
Other	7,619

Total Expenses	1,214,434

NET INVESTMENT INCOME	5,719,134

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,190,940)
Net realized gains from futures transactions (Note 2)	108,494
Net realized gains from forward and foreign currency transactions (Note 2)	742,528

Net realized losses from investments, futures, forward and foreign currency transactions	(2,339,918)

Net change in unrealized appreciation/(depreciation) from investments	17,070,816
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	56,654
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(170,077)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	24,560

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	16,981,953

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	14,642,035

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,361,169

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$5,719,134	$10,847,107
Net realized losses from investments, futures, forward and foreign currency transactions	(2,339,918)	(10,558,921)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	16,981,953	(8,549,868)

Change in net assets resulting from operations	20,361,169	(8,261,682)

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,707,304)
Class Y	–	(2,780)

Change in net assets from shareholder distributions	–	(5,710,084)

Change in net assets from capital transactions	(13,947,251)	(3,619,700)

Change in net assets	6,413,918	(17,591,466)

Net Assets:
Beginning of period	269,115,781	286,707,247

End of period	$275,529,699	$269,115,781

Accumulated undistributed net investment income at end of period	$13,370,736	$7,651,602

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$25,465,126	$29,461,062
Dividends reinvested	–	5,707,304
Cost of shares redeemed	(39,526,502)	(38,834,470)

Total Class I Shares	(14,061,376)	(3,666,104)

Class Y Shares
Proceeds from shares issued	147,041	64,855
Dividends reinvested	–	2,780
Cost of shares redeemed	(32,916)	(21,231)

Total Class Y Shares	114,125	46,404

Change in net assets from capital transactions	$(13,947,251)	$(3,619,700)

SHARE TRANSACTIONS:
Class I Shares
Issued	2,897,774	3,232,324
Reinvested	–	645,623
Redeemed	(4,408,306)	(4,322,934)

Total Class I Shares	(1,510,532)	(444,987)

31

Statements of Changes in Net Assets (Continued)

	NVIT Multi Sector Bond Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	16,127	7,285
Reinvested	–	314
Redeemed	(3,641)	(2,329)

Total Class Y Shares	12,486	5,270

Total change in shares	(1,498,046)	(439,717)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.68	0.19	0.46	0.65	–	–	$9.33	7.49%		$275,211,467	0.89%	4.19%	0.89%	183.78%
Year Ended December 31, 2015	$9.12	0.34	(0.60)	(0.26)	(0.18)	(0.18)	$8.68	(2.89%	)	$268,928,575	0.89%	3.75%	0.89%	390.73%
Year Ended December 31, 2014	$9.07	0.32	0.02	0.34	(0.29)	(0.29)	$9.12	3.77%	(f)	$286,558,897	0.91%	3.46%	0.91%	395.27%
Year Ended December 31, 2013	$9.49	0.34	(0.44)	(0.10)	(0.32)	(0.32)	$9.07	(1.02%	) (f)	$259,538,834	0.93%	3.61%	0.94%	389.22%
Year Ended December 31, 2012	$8.67	0.35	0.71	1.06	(0.24)	(0.24)	$9.49	12.25%		$258,964,456	0.95%	3.81%	0.95%	375.23%
Year Ended December 31, 2011	$8.58	0.37	0.10	0.47	(0.38)	(0.38)	$8.67	5.55%		$223,683,617	1.00%	4.25%	1.03%	368.27%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.69	0.19	0.47	0.66	–	–	$9.35	7.59%		$318,232	0.74%	4.33%	0.74%	183.78%
Year Ended December 31, 2015	$9.11	0.36	(0.60)	(0.24)	(0.18)	(0.18)	$8.69	(2.67%	)	$187,206	0.74%	3.93%	0.74%	390.73%
Period Ended December 31, 2014 (g)	$9.41	0.23	(0.22)	0.01	(0.31)	(0.31)	$9.11	0.06%		$148,350	0.76%	3.58%	0.76%	395.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

33

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security

35

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$9,463,082	$—	$9,463,082
Bank Loans	—	8,986,892	—	8,986,892
Collateralized Mortgage Obligations	—	8,420,168	—	8,420,168
Commercial Mortgage Backed Securities	—	10,709,554	—	10,709,554
Common Stocks	67,012	—	—	67,012
Corporate Bonds
Aerospace & Defense	—	768,788	—	768,788
Airlines	—	231,405	—	231,405
Auto Components	—	406,525	—	406,525
Automobiles	—	2,798,467	—	2,798,467
Banks	—	11,105,686	—	11,105,686
Beverages	—	2,939,081	—	2,939,081
Biotechnology	—	457,199	—	457,199
Building Products	—	265,200	—	265,200
Capital Markets	—	5,457,043	—	5,457,043
Chemicals	—	5,324,242	—	5,324,242
Commercial Services & Supplies	—	1,712,705	—	1,712,705
Communications Equipment	—	1,544,275	—	1,544,275
Construction & Engineering	—	447,797	—	447,797
Construction Materials	—	635,911	—	635,911
Consumer Finance	—	890,987	—	890,987
Containers & Packaging	—	1,100,000	—	1,100,000
Distributors	—	940,723	—	940,723
Diversified Financial Services	—	3,586,355	—	3,586,355
Diversified Telecommunication Services	—	9,769,744	—	9,769,744
Electric Utilities	—	3,464,208	—	3,464,208
Energy Equipment & Services	—	471,070	—	471,070
Food & Staples Retailing	—	1,297,730	—	1,297,730
Food Products	—	4,027,756	—	4,027,756
Gas Utilities	—	5,022,592	—	5,022,592
Health Care Providers & Services	—	8,547,927	—	8,547,927
Hotels, Restaurants & Leisure	—	3,198,750	—	3,198,750
Household Durables	—	2,749,730	—	2,749,730
Household Products	—	369,644	—	369,644
Industrial Conglomerates	—	1,269,753	—	1,269,753
Information Technology Services	—	1,832,518	—	1,832,518
Insurance	—	4,747,699	—	4,747,699
Internet & Catalog Retail	—	1,236,947	—	1,236,947
Internet Software & Services	—	405,000	—	405,000

36

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Marine	$—	$1,179,036	$—	$1,179,036
Media	—	9,964,712	—	9,964,712
Metals & Mining	—	4,117,155	—	4,117,155
Multiline Retail	—	810,067	—	810,067
Multi-Utilities & Unregulated Power	—	566,670	—	566,670
Oil, Gas & Consumable Fuels	—	10,694,125	—	10,694,125
Paper & Forest Products	—	1,584,234	—	1,584,234
Pharmaceuticals	—	3,295,419	—	3,295,419
Real Estate Investment Trusts (REITs)	—	2,251,575	—	2,251,575
Road & Rail	—	531,788	—	531,788
Semiconductors & Semiconductor Equipment	—	1,173,122	—	1,173,122
Software	—	1,671,390	—	1,671,390
Specialty Retail	—	321,857	—	321,857
Technology Hardware, Storage & Peripherals	—	2,629,653	—	2,629,653
Textiles, Apparel & Luxury Goods	—	217,082	—	217,082
Thrifts & Mortgage Finance	—	410,125	—	410,125
Tobacco	—	947,695	—	947,695
Transportation Infrastructure	—	213,537	—	213,537
Wireless Telecommunication Services	—	3,180,319	—	3,180,319
Total Corporate Bonds	$—	$134,783,018	$—	$134,783,018
Forward Foreign Currency Contracts	—	115,898	—	115,898
Futures Contracts	71,050	—	—	71,050
Municipal Bonds	—	1,419,397	—	1,419,397
Preferred Stock	—	426,772	—	426,772
Repurchase Agreements	—	5,106,483	—	5,106,483
Sovereign Bonds	—	44,436,620	—	44,436,620
U.S. Government Mortgage Backed Agencies	—	32,635,060	—	32,635,060
U.S. Government Sponsored & Agency Obligation	—	281,489	—	281,489
U.S. Treasury Bond	—	3,509,144	—	3,509,144
U.S. Treasury Notes	—	2,674,156	—	2,674,156
Yankee Dollars	—	1,466,203	—	1,466,203
Total Assets	$138,062	$264,433,936	$—	$264,571,998

Liabilities:
Forward Foreign Currency Contracts	$—	$(218,577)	$—	$(218,577)
Total Liabilities	$—	$(218,577)	$—	$(218,577)
Total	$138,062	$264,215,359	$—	$264,353,421

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

37

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Corporate Bonds	Total
Balance as of 12/31/15	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	7	7
Change in Net Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	(7)	(7)
Transfer Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/16	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 06/30/16**	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the

38

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”, if applicable.

(d)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

39

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$115,898
Futures Contracts (a)
Interest rate risk	Unrealized appreciation from futures contracts	71,050
Total		$186,948

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(218,577)
Total		$(218,577)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$742,528
Futures Contracts
Interest rate risk	108,494
Total	$851,022

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(170,077)
Futures Contracts
Interest rate risk	56,654
Total	$(113,423)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The number of forward foreign currency contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement

40

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$115,898	$—	$115,898
Total	$115,898	$—	$115,898

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amounts of Derivative Assets
Bank of America NA	$929	$(929)	$—	$—
HSBC Bank PLC	5,758	(5,758)	—	—
JPMorgan Chase Bank	66,448	(4,616)	—	61,832
Royal Bank of Scotland	21,766	(9,456)	—	12,310
Standard Chartered Bank	20,997	(20,997)	—	—
Total	$115,898	$(41,756)	$—	$74,142

Amounts designated as “—” are zero.

41

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(218,577)	$—	$(218,577)
Total	$(218,577)	$—	$(218,577)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of America NA	$(55,715)	$929	$—	$(54,786)
HSBC Bank PLC	(62,011)	5,758	—	(56,253)
JPMorgan Chase Bank	(4,616)	4,616	—	—
Royal Bank of Scotland	(9,456)	9,456	—	—
Standard Chartered Bank	(86,779)	20,997	—	(65,782)
Total	$(218,577)	$41,756	$—	$(176,821)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $5,106,483, which was comprised of cash.

42

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (d) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

43

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
ML Pierce Fenner & Smith, Inc.	1,106,483	—	1,106,483	(1,106,483)	—
Natixis New York Branch	1,000,000	—	1,000,000	(1,000,000)	—
Nomura Securities International, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Total	$5,106,483	$—	$5,106,483	$(5,106,483)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

44

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2016, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.625%
$200 million up to $500 million	0.60%
$500 million and more	0.575%

45

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Prior to May 1, 2016, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.645%
$200 million up to $500 million	0.62%
$500 million and more	0.595%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.63%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Six Months Ended June 30, 2016 Amount	Total
$12,745	$—	$—	$—	$12,745

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

46

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

During the six months ended June 30, 2016, NFM earned $68,374 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $607.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $204,667.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $481,213,836 and sales of $499,378,400 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2016, the Fund had purchases of $101,589,290 and sales of $111,686,092 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

47

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$262,428,939	$8,091,624	$(6,135,513)	$1,956,111

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

48

Supplemental Information

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

Federated NVIT High Income Bond Fund

Invesco NVIT Comstock Value Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Developing Markets Fund

NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

NVIT Emerging Markets Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

NVIT Government Bond Fund

NVIT International Equity Fund

NVIT Large Cap Growth Fund

NVIT Money Market Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by

49

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

50

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization. The Trustees considered that the Adviser has agreed, through September 2018, to pay HighMark a termination fee if it terminates or recommends termination of HighMark as a Sub-Adviser to a Fund, other than the Nationwide HighMark Bond Fund, and considered the potential conflict of interest presented by that agreement. The Trustees noted the Adviser’s statements that the termination fee would not apply in the case of any termination for cause, such as failure of a Fund to meet certain performance standards, and the Adviser’s statement that it will apply the same standards in its oversight of HighMark that it applies to all other Sub-Advisers.

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Large Cap Growth Fund, NVIT Nationwide Fund, NVIT Short Term Bond Fund, and Templeton NVIT International Value Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of such Fund’s Broadridge expense group. The Trustees determined that each Fund’s levels of performance and expenses generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015(and the one-year period with respect to Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund, each of which commenced operations in 2014). The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements. With respect to the NVIT Money Market Fund, the Trustees considered that the Fund would be transitioning its investment strategy to comply with the requirements applicable to a government money market fund in 2016.

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund, and NVIT Real Estate Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 (and the one-year period with respect to NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, each of which commenced operations in 2014). In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

51

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund and NVIT Real Estate Fund. The Adviser considered each of the Fund’s underperformance to be the result, in part, of unfavorable security selection, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. The Trustees expressed concern to the Adviser in the course of their deliberations about the investment performance of the Funds and requested that the Adviser provide additional information regarding its performance at upcoming meetings to facilitate heightened monitoring by the Trustees.

NVIT Growth Fund (formerly, American Century NVIT Growth Fund). The Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Adviser, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. Further, the Trustees considered that, effective December 2015, a new Sub-Adviser replaced the former Sub-Adviser.

NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund. The Trustees noted that each Fund had only been in operation for a relatively short period of time.

NVIT International Equity Fund. The Trustees considered that the Fund’s performance has improved since the replacement of its prior sub-adviser in 2013.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Multi Cap Value Fund, NVIT Government Bond Fund, NVIT Growth Fund, NVIT International Equity Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Managed American Funds Asset Allocation Fund ,and NVIT Real Estate Fund. The Trustees noted that each Fund’s actual advisory fee rate, with the exception of NVIT Managed American Funds Growth-Income Fund, and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Broadridge expense group. As to NVIT Managed American Funds Growth-Income Fund, the Trustees noted that although there were an insufficient number of peer funds to provide quintile rankings with respect to its actual advisory fee rate, the Fund’s actual advisory fee ranked first out of twelve within its Broadridge expense group.

Federated NVIT High Income Bond Fund, Invesco NVIT Comstock Value Fund, NVIT Money Market Fund, and NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Broadridge expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser had implemented an advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers and the Adviser’s statement that the Fund’s actual advisory fee was equal to, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was four basis points above, the 60th percentile of its Broadridge expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee was only one basis point over, and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to, the 60th percentile of its Broadridge expense group. As to the NVIT Money Market Fund, the Trustees considered that the Adviser had waived substantial amounts of advisory fee revenues from the Fund in recent periods. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented advisory fee reductions in 2013 and 2014 and also agreed to implement a further two basis point reduction in the Fund’s advisory fee effective May 1, 2016.

52

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund. The Trustees noted that there was an insufficient number of peer funds to provide quintile rankings in respect of each Fund’s actual advisory fees or total expense ratio. The Trustees considered that each Fund’s actual advisory fee was ranked first within its Broadridge expense group. As to Lazard NVIT Flexible Opportunistic Strategies Fund, the Trustees noted that its total expense ratio ranked second out of the five funds in its Broadridge expense group. As to NVIT Flexible Fixed Income Fund, the Trustees noted that its total expense ratio ranked third out of the five funds in its Broadridge expense group. As to NVIT Flexible Moderate Growth Fund, the Trustees noted that its total expense ratio ranked third out of the four funds in its Broadridge expense group. With respect to each of the Funds, the Trustees considered that each Fund had commenced operations in 2014 and the Adviser was waiving fees in an amount greater than its advisory fee.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules, with the exception of NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds. The Trustees determined to continue to monitor the fees paid by NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund to determine whether breakpoints might be appropriate.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

53

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

54

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

55

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

56

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

57

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

58

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

59

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

60

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

61

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

62

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Bond Index Fund

SAR-BDX 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

Fund Overview	NVIT Bond Index Fund

Asset Allocation†

U.S. Treasury Notes	29.0%
U.S. Government Mortgage Backed Agencies	27.8%
Corporate Bonds	26.0%
U.S. Treasury Bonds	6.8%
Sovereign Bonds	3.5%
U.S. Government Sponsored & Agency Obligations	2.3%
Commercial Mortgage Backed Securities	1.6%
Municipal Bonds	1.0%
Repurchase Agreements	0.6%
Asset-Backed Securities	0.5%
Yankee Dollars	0.4%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries††

Banks	4.5%
Oil, Gas & Consumable Fuels	2.0%
Electric Utilities	2.0%
Media	1.2%
Health Care Providers & Services	1.2%
Diversified Telecommunication Services	1.1%
Capital Markets	1.1%
Pharmaceuticals	1.1%
Gas Utilities	1.1%
Insurance	0.8%
Other Industries*	83.9%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.75%, 03/31/22	1.2%
U.S. Treasury Notes, 1.38%, 03/31/20	1.1%
U.S. Treasury Notes, 3.50%, 05/15/20	1.0%
U.S. Treasury Notes, 2.88%, 03/31/18	0.9%
U.S. Treasury Notes, 2.00%, 08/15/25	0.9%
Government National Mortgage Association II Pool TBA, 3.00%, 07/15/46	0.8%
U.S. Treasury Bonds, 2.50%, 02/15/45	0.7%
U.S. Treasury Notes, 2.63%, 11/15/20	0.7%
Federal National Mortgage Association Pool TBA, 2.50%, 07/25/31	0.7%
U.S. Treasury Notes, 1.00%, 12/15/17	0.7%
Other Holdings*	91.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,052.10	1.94	0.38
	Hypothetical	(a)(b)	1,000.00	1,022.97	1.91	0.38
Class Y Shares	Actual	(a)	1,000.00	1,053.00	1.17	0.23
	Hypothetical	(a)(b)	1,000.00	1,023.72	1.16	0.23

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Market Value

Automobiles 0.2%
Hyundai Auto Receivables Trust, Series 2015-B, Class A3, 1.12%, 11/15/19	$2,500,000	$2,502,827
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A4, 1.18%, 06/17/19	1,500,000	1,502,813

		4,005,640

Credit Card 0.3%
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7, 5.75%, 07/15/20	3,500,000	3,704,373
Series 2015-A1, Class A1, 1.39%, 01/15/21	1,750,000	1,762,012
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	1,750,000	1,789,838
GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 03/15/21	1,250,000	1,252,683

		8,508,906

Total Asset-Backed Securities (cost $12,547,113)		12,514,546

Commercial Mortgage Backed Securities 1.6%
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AS, 4.02%, 10/10/47	1,500,000	1,638,079
COMM Mortgage Trust
Series 2013-CR8, Class A5, 3.61%, 06/10/46 (a)	1,000,000	1,087,855
Series 2014-UBS3, Class A4, 3.82%, 06/10/47	1,500,000	1,640,070
Series 2015-DC1, Class A5, 3.35%, 02/10/48	1,000,000	1,063,293
Series 2015-PC1, Class A5, 3.90%, 07/10/50	1,000,000	1,098,830
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,500,000	1,652,454
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K003, Class A5, 5.09%, 03/25/19	400,000	436,629
Series K004, Class A1, 3.41%, 05/25/19	459,979	476,155
Series K006, Class A1, 3.40%, 07/25/19	361,084	372,220

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (continued)
Series K006, Class A2, 4.25%, 01/25/20	$200,000	$219,351
Series K008, Class A1, 2.75%, 12/25/19	62,502	63,793
Series K013, Class A2, 3.97%, 01/25/21	500,000	550,179
Series K014, Class A1, 2.79%, 10/25/20	129,448	133,191
Series K020, Class A2, 2.37%, 05/25/22	1,500,000	1,555,414
Series K024, Class A2, 2.57%, 09/25/22	100,000	105,074
Series K026, Class A2, 2.51%, 11/25/22	900,000	942,781
Series K031, Class A2, 3.30%, 04/25/23 (a)	400,000	438,578
Series K033, Class A2, 3.06%, 07/25/23 (a)	950,000	1,027,638
Series K034, Class A2, 3.53%, 07/25/23 (a)	5,400,000	5,996,463
Series K037, Class A2, 3.49%, 01/25/24	800,000	888,471
Series K038, Class A1, 2.60%, 10/25/23	310,109	323,686
Series K713, Class A2, 2.31%, 03/25/20	1,000,000	1,034,775
Federal National Mortgage Association-ACES
Series 2013-M6, Class 1AC, 4.11%, 02/25/43 (a)	250,000	276,305
Series 2014-M6, Class A2, 2.68%, 05/25/21 (a)	250,000	263,688
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	1,389,720	1,443,143
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 05/10/50	1,500,000	1,605,292
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 05/10/45	2,500,000	2,683,425
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 09/15/47	1,000,000	1,097,049
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3, 4.17%, 08/15/46	950,000	1,037,448

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.73%, 05/15/48	$1,000,000	$1,096,367
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 05/15/48	1,500,000	1,619,513
WF-RBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 06/15/46	1,750,000	1,877,149
Series 2013-C15, Class A4, 4.15%, 08/15/46 (a)	1,175,000	1,322,591

Total Commercial Mortgage Backed Securities (cost $35,849,141)		37,066,949

Corporate Bonds 26.0%
Aerospace & Defense 0.4%
Boeing Capital Corp.,
4.70%, 10/27/19	250,000	278,694
Boeing Co. (The),
4.88%, 02/15/20	500,000	562,192
2.25%, 06/15/26	500,000	502,297
3.30%, 03/01/35	130,000	132,193
General Dynamics Corp.,
1.00%, 11/15/17	500,000	501,840
3.88%, 07/15/21	100,000	110,094
Harris Corp.,
2.70%, 04/27/20	1,000,000	1,013,591
4.85%, 04/27/35	90,000	98,800
L-3 Communications Corp.,
5.20%, 10/15/19	500,000	544,376
3.95%, 05/28/24	257,000	270,400
Lockheed Martin Corp.,
2.90%, 03/01/25	500,000	516,559
3.55%, 01/15/26	250,000	271,563
3.60%, 03/01/35	110,000	111,513
4.07%, 12/15/42	393,000	418,381
4.70%, 05/15/46	250,000	294,693
Northrop Grumman Corp.,
3.50%, 03/15/21	500,000	536,862
4.75%, 06/01/43	250,000	298,236
Raytheon Co.,
6.40%, 12/15/18	206,000	232,538
3.13%, 10/15/20	250,000	267,984
3.15%, 12/15/24	145,000	157,143
4.70%, 12/15/41	150,000	178,548
United Technologies Corp.,
4.50%, 04/15/20	250,000	278,599
6.13%, 07/15/38	400,000	547,902
4.50%, 06/01/42	500,000	572,655
4.15%, 05/15/45	550,000	604,106

		9,301,759

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines 0.1%
American Airlines Pass Through Trust,
Series 2013-2, Class A, 4.95%, 01/15/23	$420,078	$456,835
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 04/11/24	298,320	315,474
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	463,536	500,039

		1,272,348

Auto Components 0.1%
BorgWarner, Inc.,
3.38%, 03/15/25 (b)	135,000	138,040
Delphi Corp.,
4.15%, 03/15/24	475,000	504,951
Johnson Controls, Inc.,
4.25%, 03/01/21	150,000	161,764
3.75%, 12/01/21	600,000	639,988
4.63%, 07/02/44	350,000	369,686

		1,814,429

Automobiles 0.5%
American Honda Finance Corp.,
1.20%, 07/14/17	500,000	500,721
Daimler Finance North America LLC,
8.50%, 01/18/31	250,000	406,142
Ford Motor Co.,
7.45%, 07/16/31	500,000	670,432
4.75%, 01/15/43 (b)	350,000	370,469
Ford Motor Credit Co. LLC,
2.24%, 06/15/18	500,000	505,041
2.38%, 03/12/19	750,000	760,519
3.20%, 01/15/21	500,000	515,042
3.66%, 09/08/24	500,000	517,810
4.39%, 01/08/26	200,000	218,330
General Motors Co.,
5.20%, 04/01/45	500,000	495,364
6.75%, 04/01/46	35,000	41,516
General Motors Financial Co., Inc.,
3.15%, 01/15/20	1,080,000	1,093,290
3.70%, 11/24/20	500,000	513,705
4.38%, 09/25/21	500,000	527,624
5.25%, 03/01/26	1,055,000	1,146,875
Toyota Motor Credit Corp.,
2.00%, 10/24/18	500,000	509,713
2.10%, 01/17/19 (b)	650,000	664,997
2.13%, 07/18/19	500,000	513,372
2.15%, 03/12/20 (b)	500,000	513,949
3.30%, 01/12/22	500,000	538,048

		11,022,959

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks 4.4%
Abbey National Treasury Services PLC,
4.00%, 03/13/24	$500,000	$536,826
Australia & New Zealand Banking Group Ltd.,
1.50%, 01/16/18	500,000	502,337
Bank of America Corp.,
1.70%, 08/25/17	500,000	501,871
2.00%, 01/11/18	600,000	603,836
Series L, 5.65%, 05/01/18	3,200,000	3,429,274
Series L, 2.60%, 01/15/19	500,000	511,634
Series L, 2.65%, 04/01/19	500,000	512,237
Series L, 2.25%, 04/21/20	1,000,000	1,005,591
5.63%, 07/01/20	1,000,000	1,125,040
5.00%, 05/13/21	700,000	783,775
5.70%, 01/24/22	750,000	868,363
3.30%, 01/11/23	500,000	514,573
4.10%, 07/24/23	250,000	267,834
4.00%, 04/01/24	350,000	373,553
Series L, 3.95%, 04/21/25	310,000	315,687
3.88%, 08/01/25	250,000	265,203
4.45%, 03/03/26	125,000	130,742
3.50%, 04/19/26	290,000	299,683
4.25%, 10/22/26	435,000	451,133
5.88%, 02/07/42	250,000	315,566
5.00%, 01/21/44	350,000	404,836
Series L, 4.75%, 04/21/45	750,000	766,232
Bank of Montreal,
1.45%, 04/09/18	750,000	753,573
Bank of New York Mellon Corp. (The),
1.30%, 01/25/18	500,000	501,746
2.60%, 08/17/20	395,000	409,634
3.25%, 09/11/24	750,000	798,286
Series G, 3.00%, 02/24/25	205,000	214,920
Bank of Nova Scotia (The),
1.45%, 04/25/18	500,000	501,780
1.70%, 06/11/18	500,000	504,605
2.80%, 07/21/21	500,000	521,618
Bank One Corp.,
8.00%, 04/29/27	290,000	393,027
Barclays Bank PLC,
5.14%, 10/14/20	250,000	264,935
Barclays PLC,
2.00%, 03/16/18	500,000	496,149
3.25%, 01/12/21	1,000,000	996,497
3.65%, 03/16/25	360,000	346,165
5.20%, 05/12/26	500,000	505,182
5.25%, 08/17/45	205,000	214,396
BB&T Corp.,
2.05%, 06/19/18	750,000	762,160
2.45%, 01/15/20	500,000	513,934
BNP Paribas SA,
2.70%, 08/20/18	250,000	256,095
2.38%, 05/21/20	1,000,000	1,019,080
5.00%, 01/15/21	250,000	280,784

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
BPCE SA,
4.00%, 04/15/24 (b)	$475,000	$517,688
Branch Banking & Trust Co.,
1.35%, 10/01/17	500,000	501,277
3.63%, 09/16/25	250,000	269,136
Capital One Financial Corp.,
4.75%, 07/15/21	300,000	333,941
3.75%, 04/24/24	700,000	730,300
Capital One NA,
1.50%, 03/22/18	300,000	299,074
2.40%, 09/05/19	500,000	506,616
Citigroup, Inc.,
1.70%, 04/27/18	1,000,000	1,001,603
1.75%, 05/01/18	1,000,000	1,004,396
2.05%, 12/07/18	1,000,000	1,007,947
2.50%, 07/29/19	500,000	509,315
4.50%, 01/14/22	650,000	718,474
3.88%, 10/25/23	750,000	804,581
3.75%, 06/16/24	500,000	526,244
3.30%, 04/27/25	560,000	573,610
4.60%, 03/09/26	350,000	371,063
3.40%, 05/01/26	500,000	512,675
4.30%, 11/20/26	500,000	515,129
4.45%, 09/29/27	500,000	515,056
6.63%, 06/15/32	333,000	407,782
8.13%, 07/15/39	350,000	545,872
6.68%, 09/13/43	250,000	320,959
Commonwealth Bank of Australia,
2.50%, 09/20/18	500,000	511,843
2.30%, 03/12/20	500,000	509,522
Compass Bank,
3.88%, 04/10/25	500,000	479,813
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
1.70%, 03/19/18	750,000	756,595
4.63%, 12/01/23	250,000	263,624
3.38%, 05/21/25	500,000	522,391
5.25%, 05/24/41	175,000	217,724
5.75%, 12/01/43	250,000	291,247
5.25%, 08/04/45	250,000	277,913
Credit Suisse,
2.30%, 05/28/19	600,000	608,032
4.38%, 08/05/20	400,000	431,778
3.63%, 09/09/24	500,000	517,283
Credit Suisse Group Funding Guernsey Ltd.,
2.75%, 03/26/20	1,000,000	987,302
3.13%, 12/10/20 (c)	500,000	499,239
3.80%, 09/15/22	440,000	441,902
3.75%, 03/26/25	390,000	381,714
4.55%, 04/17/26 (c)	500,000	518,690
Discover Bank,
4.20%, 08/08/23	500,000	528,506

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Fifth Third Bancorp,
2.88%, 07/27/20	$500,000	$521,080
3.50%, 03/15/22	700,000	741,313
HSBC Bank USA NA,
5.63%, 08/15/35	250,000	288,317
HSBC Holdings PLC,
5.10%, 04/05/21	500,000	551,702
4.25%, 03/14/24	500,000	505,892
4.30%, 03/08/26	500,000	528,787
3.90%, 05/25/26	500,000	514,408
6.50%, 05/02/36	400,000	480,260
6.50%, 09/15/37	600,000	721,273
5.25%, 03/14/44	250,000	264,130
HSBC USA, Inc.,
2.63%, 09/24/18	500,000	507,809
2.38%, 11/13/19	500,000	504,007
3.50%, 06/23/24 (b)	500,000	513,626
Huntington Bancshares, Inc.,
3.15%, 03/14/21	395,000	409,188
Huntington National Bank (The),
2.20%, 11/06/18	750,000	759,181
Intesa Sanpaolo SpA,
3.88%, 01/16/18	500,000	512,999
JPMorgan Chase & Co.,
1.80%, 01/25/18	1,000,000	1,007,902
2.25%, 01/23/20	500,000	506,876
2.75%, 06/23/20	500,000	515,216
4.25%, 10/15/20	350,000	381,482
2.55%, 10/29/20	500,000	510,845
2.55%, 03/01/21	500,000	508,192
4.63%, 05/10/21	500,000	556,413
3.38%, 05/01/23 (b)	250,000	254,882
3.88%, 09/10/24	1,000,000	1,035,337
3.13%, 01/23/25 (b)	1,000,000	1,022,330
3.30%, 04/01/26	500,000	517,412
4.25%, 10/01/27	500,000	529,016
5.60%, 07/15/41	400,000	507,206
5.40%, 01/06/42	500,000	621,703
4.85%, 02/01/44 (b)	500,000	599,860
JPMorgan Chase Bank NA,
6.00%, 07/05/17	2,210,000	2,307,046
6.00%, 10/01/17	1,000,000	1,056,211
KeyBank NA,
2.50%, 12/15/19	250,000	256,359
6.95%, 02/01/28	225,000	291,071
KeyCorp,
2.30%, 12/13/18	500,000	508,148
Landwirtschaftliche Rentenbank,
1.00%, 04/04/18	1,000,000	1,003,762
Lloyds Bank PLC,
2.30%, 11/27/18	750,000	754,222
2.40%, 03/17/20	500,000	504,317

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Lloyds Banking Group PLC,
4.50%, 11/04/24 (b)	$205,000	$207,969
4.58%, 12/10/25 (c)	350,000	351,840
4.65%, 03/24/26	500,000	506,307
Manufacturers & Traders Trust Co.,
1.40%, 07/25/17	500,000	500,522
1.45%, 03/07/18	500,000	501,135
Mitsubishi UFJ Financial Group, Inc.,
3.85%, 03/01/26	750,000	818,240
National Australia Bank Ltd.,
2.00%, 01/14/19	1,000,000	1,013,853
PNC Bank NA,
1.80%, 11/05/18	1,000,000	1,012,125
2.95%, 01/30/23	250,000	254,571
3.80%, 07/25/23	500,000	539,109
2.95%, 02/23/25	500,000	516,386
PNC Funding Corp.,
5.13%, 02/08/20	500,000	559,397
Regions Banks,
2.25%, 09/14/18	500,000	503,329
Royal Bank of Canada,
1.40%, 10/13/17	670,000	672,025
2.20%, 07/27/18	500,000	509,820
2.15%, 03/06/20	500,000	508,623
2.50%, 01/19/21	500,000	516,630
Santander Holdings USA, Inc.,
3.45%, 08/27/18 (b)	250,000	255,180
2.65%, 04/17/20	1,300,000	1,283,717
Santander UK Group Holdings PLC,
2.88%, 10/16/20	210,000	208,378
Santander UK PLC,
2.38%, 03/16/20	500,000	500,994
Societe Generale SA,
2.75%, 10/12/17	250,000	254,093
State Street Corp.,
3.70%, 11/20/23	500,000	550,557
3.30%, 12/16/24	310,000	331,477
Sumitomo Mitsui Banking Corp.,
1.35%, 07/11/17	500,000	500,025
2.45%, 01/10/19	1,000,000	1,021,328
2.45%, 01/16/20	500,000	510,956
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 03/09/21	500,000	521,137
Svenska Handelsbanken AB,
2.50%, 01/25/19	500,000	514,857
Toronto-Dominion Bank (The),
1.40%, 04/30/18	750,000	752,796
2.50%, 12/14/20	750,000	775,766
US Bancorp,
1.95%, 11/15/18	500,000	510,499
4.13%, 05/24/21	150,000	167,051
US Bank NA,
2.80%, 01/27/25	1,000,000	1,041,337

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Wells Fargo & Co.,
1.50%, 01/16/18	$750,000	$754,200
2.15%, 01/15/19 (b)	500,000	510,458
Series N, 2.15%, 01/30/20	2,000,000	2,033,928
3.30%, 09/09/24	1,000,000	1,048,826
3.00%, 02/19/25 (b)	825,000	844,986
3.00%, 04/22/26 (b)	500,000	509,676
4.30%, 07/22/27	395,000	426,494
5.38%, 02/07/35	457,000	556,831
5.38%, 11/02/43	250,000	291,243
5.61%, 01/15/44	388,000	464,145
3.90%, 05/01/45	250,000	262,405
4.90%, 11/17/45	500,000	547,152
4.40%, 06/14/46	350,000	356,586
Wells Fargo Capital X,
5.95%, 12/15/36	275,000	290,125
Westpac Banking Corp.,
1.60%, 01/12/18	500,000	502,766
1.55%, 05/25/18	500,000	503,114
2.25%, 01/17/19	750,000	765,812
2.10%, 05/13/21	500,000	506,497

		100,425,301

Beverages 0.8%
Anheuser-Busch Cos. LLC,
5.00%, 03/01/19	236,000	257,649
5.75%, 04/01/36	324,000	397,996
6.00%, 11/01/41	147,000	191,386
Anheuser-Busch InBev Finance, Inc.,
2.65%, 02/01/21	1,320,000	1,368,860
3.70%, 02/01/24	1,000,000	1,077,101
3.65%, 02/01/26	1,500,000	1,606,869
4.70%, 02/01/36	500,000	561,864
4.63%, 02/01/44	650,000	729,536
4.90%, 02/01/46	1,370,000	1,605,423
Anheuser-Busch InBev Worldwide, Inc.,
1.38%, 07/15/17	1,000,000	1,002,761
5.00%, 04/15/20 (b)	275,000	307,688
4.38%, 02/15/21 (b)	150,000	165,100
Coca-Cola Co. (The),
1.15%, 04/01/18	500,000	503,471
3.15%, 11/15/20	200,000	215,068
3.20%, 11/01/23	550,000	592,391
Diageo Capital PLC,
1.13%, 04/29/18	750,000	750,724
4.83%, 07/15/20	600,000	674,946
2.63%, 04/29/23	500,000	519,070
Dr Pepper Snapple Group, Inc.,
2.70%, 11/15/22	250,000	253,129
Molson Coors Brewing Co.,
3.00%, 07/15/26	190,000	189,813
5.00%, 05/01/42	250,000	280,187

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Pepsi Bottling Group, Inc. (The),
Series B, 7.00%, 03/01/29	$606,000	$869,487
PepsiCo, Inc.,
7.90%, 11/01/18	700,000	809,623
2.25%, 01/07/19	500,000	513,737
1.85%, 04/30/20	500,000	507,294
3.13%, 11/01/20	300,000	320,782
2.85%, 02/24/26	150,000	157,078
5.50%, 01/15/40	250,000	321,355
4.25%, 10/22/44	500,000	560,850

		17,311,238

Biotechnology 0.4%
Amgen, Inc.,
3.45%, 10/01/20	600,000	641,639
4.56%, 06/15/48 (c)	774,000	811,721
4.66%, 06/15/51 (c)	1,018,000	1,063,619
Biogen, Inc.,
3.63%, 09/15/22	1,000,000	1,061,509
4.05%, 09/15/25	195,000	209,908
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/20	150,000	165,963
Celgene Corp.,
3.95%, 10/15/20	400,000	431,452
3.25%, 08/15/22	300,000	309,854
3.88%, 08/15/25 (b)	500,000	533,332
4.63%, 05/15/44	500,000	520,053
Gilead Sciences, Inc.,
4.50%, 04/01/21	200,000	224,184
3.70%, 04/01/24	1,000,000	1,082,866
3.50%, 02/01/25	240,000	255,859
3.65%, 03/01/26	145,000	157,786
4.50%, 02/01/45	500,000	545,007
4.75%, 03/01/46	500,000	568,552

		8,583,304

Building Products 0.0%†
Owens Corning,
4.20%, 12/15/22	250,000	266,584

Capital Markets 1.1%
Ameriprise Financial, Inc.,
5.30%, 03/15/20	150,000	168,085
Bear Stearns Cos. LLC (The),
4.65%, 07/02/18	354,000	373,920
Brookfield Finance, Inc.,
4.25%, 06/02/26	500,000	511,078
Charles Schwab Corp. (The),
2.20%, 07/25/18	200,000	203,388
Credit Suisse USA, Inc.,
7.13%, 07/15/32	55,000	73,266

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Deutsche Bank AG,
1.88%, 02/13/18	$300,000	$298,122
2.50%, 02/13/19	450,000	450,905
3.70%, 05/30/24	470,000	467,204
Franklin Resources, Inc.,
2.80%, 09/15/22	500,000	517,771
Goldman Sachs Group, Inc. (The),
2.38%, 01/22/18	1,500,000	1,520,160
2.90%, 07/19/18	500,000	513,085
2.88%, 02/25/21	750,000	768,913
5.25%, 07/27/21	500,000	564,241
5.75%, 01/24/22	500,000	580,480
3.63%, 01/22/23	750,000	786,718
3.85%, 07/08/24	385,000	408,220
3.75%, 05/22/25	500,000	522,186
6.13%, 02/15/33	900,000	1,122,215
6.45%, 05/01/36	750,000	885,824
6.75%, 10/01/37	500,000	616,767
4.80%, 07/08/44	500,000	553,493
4.75%, 10/21/45	350,000	385,799
Jefferies Group, Inc.,
5.13%, 04/13/18	500,000	522,975
5.13%, 01/20/23	250,000	262,627
Legg Mason, Inc.,
4.75%, 03/15/26	500,000	527,250
Morgan Stanley,
1.88%, 01/05/18	500,000	502,828
2.50%, 01/24/19 (b)	650,000	663,136
7.30%, 05/13/19	700,000	804,272
2.38%, 07/23/19	1,000,000	1,016,499
2.65%, 01/27/20	750,000	762,367
2.80%, 06/16/20	455,000	466,196
5.75%, 01/25/21	300,000	342,044
5.50%, 07/28/21	250,000	285,469
4.88%, 11/01/22	500,000	547,528
4.10%, 05/22/23	650,000	673,960
Series F, 3.88%, 04/29/24	625,000	669,011
4.00%, 07/23/25	215,000	230,220
4.35%, 09/08/26	500,000	523,058
3.95%, 04/23/27	1,500,000	1,516,950
7.25%, 04/01/32	324,000	449,130
TD Ameritrade Holding Corp.,
2.95%, 04/01/22	500,000	520,957
UBS AG,
1.80%, 03/26/18	1,500,000	1,514,271
2.35%, 03/26/20	500,000	512,151

		25,604,739

Chemicals 0.5%
CF Industries, Inc.,
3.45%, 06/01/23 (b)	550,000	549,509
5.15%, 03/15/34	250,000	244,085

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Dow Chemical Co. (The),
4.25%, 11/15/20	$324,000	$354,109
4.13%, 11/15/21	650,000	713,103
3.50%, 10/01/24	500,000	530,733
9.40%, 05/15/39	260,000	406,554
E.I. du Pont de Nemours & Co.,
2.80%, 02/15/23	250,000	256,571
4.90%, 01/15/41	300,000	332,254
Eastman Chemical Co.,
3.60%, 08/15/22	100,000	105,049
4.65%, 10/15/44	350,000	357,989
Ecolab, Inc.,
2.25%, 01/12/20	265,000	269,763
4.35%, 12/08/21	150,000	169,809
3.25%, 01/14/23	500,000	524,963
Lubrizol Corp.,
6.50%, 10/01/34	147,000	197,072
LyondellBasell Industries NV,
5.00%, 04/15/19	500,000	541,192
6.00%, 11/15/21	500,000	586,241
4.63%, 02/26/55	250,000	243,989
Monsanto Co.,
2.13%, 07/15/19	500,000	505,424
4.20%, 07/15/34	135,000	135,220
3.95%, 04/15/45	300,000	277,732
Mosaic Co. (The),
3.75%, 11/15/21	250,000	265,511
4.25%, 11/15/23 (b)	250,000	269,264
Potash Corp. of Saskatchewan, Inc.,
3.00%, 04/01/25	500,000	506,663
PPG Industries, Inc.,
3.60%, 11/15/20 (b)	500,000	525,737
Praxair, Inc.,
4.05%, 03/15/21	200,000	222,299
3.00%, 09/01/21	450,000	480,330
3.20%, 01/30/26	500,000	540,490
RPM International, Inc.,
3.45%, 11/15/22	350,000	357,059

		10,468,714

Commercial Services & Supplies 0.1%
GATX Corp.,
2.38%, 07/30/18	350,000	353,815
Massachusetts Institute of Technology,
5.60%, 07/01/11	100,000	142,307
4.68%, 07/01/14	75,000	89,363
Northwestern University,
3.87%, 12/01/48	200,000	227,419
Republic Services, Inc.,
5.25%, 11/15/21	800,000	924,598
3.20%, 03/15/25 (b)	500,000	522,282
Verisk Analytics, Inc.,
4.00%, 06/15/25	250,000	262,580

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies (continued)
Waste Management, Inc.,
3.50%, 05/15/24	$500,000	$540,412
3.90%, 03/01/35	130,000	136,224

		3,199,000

Communications Equipment 0.2%
CC Holdings GS V LLC/Crown Castle GS III Corp.,
3.85%, 04/15/23	250,000	266,666
Cisco Systems, Inc.,
4.95%, 02/15/19	200,000	219,763
2.13%, 03/01/19	750,000	770,296
3.50%, 06/15/25	400,000	448,396
5.90%, 02/15/39 (b)	500,000	678,732
Motorola Solutions, Inc.,
4.00%, 09/01/24 (b)	500,000	489,037
7.50%, 05/15/25	206,000	242,516
Telefonaktiebolaget LM Ericsson,
4.13%, 05/15/22	250,000	270,475

		3,385,881

Construction & Engineering 0.0%†
ABB Finance USA, Inc.,
4.38%, 05/08/42	100,000	113,749

Consumer Finance 0.3%
Air Lease Corp.,
3.38%, 01/15/19 (b)	500,000	510,000
American Express Co.,
6.15%, 08/28/17	200,000	211,061
1.55%, 05/22/18	750,000	753,711
3.63%, 12/05/24	500,000	512,806
American Express Credit Corp.,
2.38%, 05/26/20	1,000,000	1,023,141
HSBC Finance Corp.,
6.68%, 01/15/21	1,395,000	1,563,103
Synchrony Financial,
4.25%, 08/15/24	350,000	362,226
4.50%, 07/23/25	375,000	388,837
Visa, Inc.,
2.20%, 12/14/20	500,000	515,540
2.80%, 12/14/22	250,000	263,747
3.15%, 12/14/25	135,000	144,330
4.30%, 12/14/45	750,000	868,309

		7,116,811

Containers & Packaging 0.0%†
Packaging Corp. of America,
4.50%, 11/01/23	250,000	271,548

Distributors 0.0%†
Ingram Micro, Inc.,
5.25%, 09/01/17	100,000	102,775

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 0.4%
Ameritech Capital Funding Corp.,
6.45%, 01/15/18	$88,000	$94,173
AXA Financial, Inc.,
7.00%, 04/01/28	133,000	175,405
Block Financial LLC,
5.50%, 11/01/22	250,000	270,321
CME Group, Inc.,
3.00%, 03/15/25	500,000	522,296
GE Capital International Funding Co.,
2.34%, 11/15/20 (c)	899,000	926,115
3.37%, 11/15/25 (c)	748,000	811,752
4.42%, 11/15/35 (c)	1,733,000	1,943,708
Intercontinental Exchange, Inc.,
4.00%, 10/15/23	500,000	542,656
3.75%, 12/01/25	160,000	173,450
Leucadia National Corp.,
5.50%, 10/18/23	250,000	254,471
McGraw Hill Financial, Inc.,
4.40%, 02/15/26	500,000	557,362
Moody’s Corp.,
2.75%, 07/15/19	500,000	515,658
4.50%, 09/01/22	150,000	166,764
MUFG Americas Holdings Corp.,
3.00%, 02/10/25	500,000	508,587
National Rural Utilities Cooperative Finance Corp.,
5.45%, 04/10/17	850,000	878,149
Series C, 8.00%, 03/01/32	159,000	238,161
Western Union Co. (The),
6.20%, 11/17/36	300,000	320,527

		8,899,555

Diversified Telecommunication Services 1.1%
AT&T, Inc.,
2.38%, 11/27/18	425,000	433,728
2.45%, 06/30/20	500,000	510,480
4.60%, 02/15/21	250,000	273,572
3.80%, 03/15/22	750,000	796,742
3.00%, 06/30/22	500,000	512,037
4.45%, 04/01/24	500,000	549,305
3.95%, 01/15/25	500,000	531,472
3.40%, 05/15/25	1,000,000	1,022,907
4.13%, 02/17/26	1,000,000	1,074,234
4.50%, 05/15/35	310,000	317,128
6.50%, 09/01/37	247,000	305,148
6.30%, 01/15/38	250,000	300,605
6.55%, 02/15/39	410,000	505,255
5.35%, 09/01/40	395,000	432,087
5.55%, 08/15/41 (b)	400,000	448,146
5.15%, 03/15/42	150,000	161,844
4.30%, 12/15/42	603,000	583,833
4.80%, 06/15/44	500,000	513,306

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
4.35%, 06/15/45	$173,000	$167,631
4.75%, 05/15/46	500,000	512,437
British Telecommunications PLC,
5.95%, 01/15/18	750,000	802,709
2.35%, 02/14/19	250,000	255,372
9.38%, 12/15/30	250,000	385,170
Deutsche Telekom International Finance BV,
8.75%, 06/15/30	619,000	932,145
France Telecom SA,
9.00%, 03/01/31	407,000	630,329
5.38%, 01/13/42	250,000	311,548
GTE Corp.,
6.94%, 04/15/28	147,000	189,809
Qwest Corp.,
6.75%, 12/01/21	250,000	270,475
Telefonica Emisiones SAU,
5.46%, 02/16/21	250,000	285,224
4.57%, 04/27/23	1,050,000	1,162,397
Verizon Communications, Inc.,
2.63%, 02/21/20	750,000	776,149
4.60%, 04/01/21	500,000	560,545
2.45%, 11/01/22 (b)	500,000	504,455
5.15%, 09/15/23	1,000,000	1,164,626
4.15%, 03/15/24	1,000,000	1,103,164
6.40%, 09/15/33	750,000	957,302
5.05%, 03/15/34	250,000	277,474
5.85%, 09/15/35	118,000	143,233
4.27%, 01/15/36	500,000	511,706
6.00%, 04/01/41	250,000	311,069
6.55%, 09/15/43	1,650,000	2,223,187
4.52%, 09/15/48	1,000,000	1,041,300
5.01%, 08/21/54	250,000	264,388
Verizon Global Funding Corp.,
7.75%, 12/01/30	500,000	700,948

		25,716,621

Electric Utilities 2.0%
Alabama Power Co.,
5.70%, 02/15/33	574,000	706,184
4.15%, 08/15/44	350,000	382,876
Ameren Illinois Co.,
2.70%, 09/01/22	450,000	467,082
Appalachian Power Co.,
Series L, 5.80%, 10/01/35	206,000	247,755
Arizona Public Service Co.,
5.50%, 09/01/35	215,000	267,527
Berkshire Hathaway Energy Co.,
2.00%, 11/15/18	1,000,000	1,016,545
5.15%, 11/15/43	500,000	606,015

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
CenterPoint Energy Houston Electric LLC,
4.50%, 04/01/44	$500,000	$589,883
Cleveland Electric Illuminating Co. (The),
5.50%, 08/15/24	400,000	473,027
CMS Energy Corp.,
4.70%, 03/31/43	300,000	338,791
Commonwealth Edison Co.,
3.65%, 06/15/46	250,000	255,422
Consolidated Edison Co. of New York, Inc.,
Series 08-A, 5.85%, 04/01/18	500,000	540,708
3.30%, 12/01/24	500,000	539,246
3.95%, 03/01/43	500,000	525,141
Delmarva Power & Light Co.,
3.50%, 11/15/23	1,000,000	1,080,697
Dominion Resources, Inc.,
5.20%, 08/15/19 (b)	200,000	221,532
3.63%, 12/01/24	350,000	368,129
Series E, 6.30%, 03/15/33	10,000	12,272
Series B, 5.95%, 06/15/35	251,000	305,844
Series C, 4.90%, 08/01/41	700,000	768,650
DTE Electric Co.,
4.30%, 07/01/44	500,000	574,146
3.70%, 03/15/45	145,000	153,700
Duke Energy Carolinas LLC,
3.90%, 06/15/21	100,000	110,288
4.25%, 12/15/41	300,000	336,160
Duke Energy Corp.,
5.05%, 09/15/19	1,200,000	1,322,768
3.05%, 08/15/22	350,000	363,682
Duke Energy Indiana, Inc.,
3.75%, 07/15/20	200,000	217,339
Duke Energy Progress LLC,
4.15%, 12/01/44	500,000	550,599
4.20%, 08/15/45	500,000	562,319
Edison International,
3.75%, 09/15/17	500,000	514,807
Emera US Finance LP,
4.75%, 06/15/46 (c)	350,000	355,223
Entergy Corp.,
5.13%, 09/15/20	400,000	438,306
4.00%, 07/15/22	400,000	429,234
Eversource Energy,
1.45%, 05/01/18	500,000	500,697
Exelon Corp.,
5.63%, 06/15/35	836,000	997,326
Exelon Generation Co. LLC,
2.95%, 01/15/20	500,000	514,331
Florida Power & Light Co.,
3.13%, 12/01/25	500,000	536,409
5.65%, 02/01/37	450,000	596,231
4.13%, 02/01/42	250,000	281,830

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Georgia Power Co.,
4.30%, 03/15/42	$500,000	$547,759
Great Plains Energy, Inc.,
4.85%, 06/01/21	100,000	109,880
Indiana Michigan Power Co.,
Series J, 3.20%, 03/15/23	500,000	521,468
Series K, 4.55%, 03/15/46	350,000	388,978
Interstate Power & Light Co.,
3.25%, 12/01/24	500,000	534,697
Jersey Central Power & Light Co.,
7.35%, 02/01/19	500,000	563,906
Kansas City Power & Light Co.,
3.65%, 08/15/25	500,000	529,060
LG&E and KU Energy LLC,
3.75%, 11/15/20	700,000	751,756
MidAmerican Energy Co.,
3.70%, 09/15/23	500,000	550,701
5.80%, 10/15/36	550,000	719,851
4.80%, 09/15/43	500,000	608,503
Nevada Power Co.,
5.45%, 05/15/41	150,000	190,299
Nisource Finance Corp.,
5.95%, 06/15/41	450,000	559,612
4.80%, 02/15/44	250,000	286,723
Northeast Utilities,
Series H, 3.15%, 01/15/25	245,000	255,512
Northern States Power Co.,
2.15%, 08/15/22	250,000	254,886
4.00%, 08/15/45	165,000	186,853
NSTAR Electric Co.,
2.38%, 10/15/22	500,000	514,440
Oglethorpe Power Corp.,
5.25%, 09/01/50	200,000	229,621
Ohio Power Co.,
Series G, 6.60%, 02/15/33	236,000	303,346
Oncor Electric Delivery Co. LLC,
4.55%, 12/01/41	150,000	173,656
5.30%, 06/01/42	150,000	186,923
Pacific Gas & Electric Co.,
3.50%, 10/01/20	300,000	322,403
2.45%, 08/15/22	250,000	255,353
3.25%, 06/15/23	500,000	533,211
2.95%, 03/01/26	400,000	416,548
6.25%, 03/01/39	600,000	806,792
4.30%, 03/15/45	500,000	560,636
PacifiCorp,
5.25%, 06/15/35	177,000	213,947
PECO Energy Co.,
2.38%, 09/15/22	1,000,000	1,029,176
PPL Capital Funding, Inc.,
1.90%, 06/01/18	750,000	752,666
5.00%, 03/15/44	250,000	279,732

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Progress Energy, Inc.,
4.40%, 01/15/21	$700,000	$765,792
7.75%, 03/01/31	236,000	330,440
PSEG Power LLC,
5.13%, 04/15/20	250,000	271,899
Public Service Co. of Colorado,
3.20%, 11/15/20	250,000	267,462
4.30%, 03/15/44	250,000	283,615
Public Service Electric & Gas Co., 3.05%, 11/15/24	500,000	531,656
3.95%, 05/01/42	400,000	440,758
Puget Energy, Inc., 3.65%, 05/15/25	250,000	256,694
Puget Sound Energy, Inc., 5.48%, 06/01/35	147,000	183,630
5.64%, 04/15/41	500,000	654,879
San Diego Gas & Electric Co., 3.95%, 11/15/41	250,000	269,393
Scottish Power Ltd., 5.81%, 03/15/25	118,000	137,306
South Carolina Electric & Gas Co., 6.50%, 11/01/18	250,000	279,293
6.05%, 01/15/38	150,000	193,239
5.10%, 06/01/65	350,000	403,949
Southern California Edison Co., Series B, 2.40%, 02/01/22 (b)	500,000	518,342
Series C, 3.50%, 10/01/23	500,000	547,349
6.00%, 01/15/34	177,000	234,248
Series 05-B, 5.55%, 01/15/36	436,000	549,376
Southern Co. (The), 2.75%, 06/15/20	500,000	518,216
3.25%, 07/01/26 (b)	295,000	306,423
Tampa Electric Co., 5.40%, 05/15/21	500,000	570,375
Union Electric Co., 6.70%, 02/01/19	141,000	160,249
3.65%, 04/15/45	250,000	258,692
Virginia Electric and Power Co., 3.45%, 09/01/22	500,000	537,545
Series B, 4.20%, 05/15/45	200,000	222,753
Wisconsin Electric Power Co., 2.95%, 09/15/21	300,000	317,457
5.63%, 05/15/33	59,000	75,082
Wisconsin Energy Corp., 3.55%, 06/15/25	500,000	536,520
Xcel Energy, Inc., 5.61%, 04/01/17	248,000	256,345
4.70%, 05/15/20	250,000	276,310
3.30%, 06/01/25	500,000	527,369
6.50%, 07/01/36	177,000	235,828

		45,126,099

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electrical Equipment 0.1%
Honeywell International, Inc., 5.30%, 03/01/18	$840,000	$899,673
4.25%, 03/01/21	500,000	560,953
PerkinElmer, Inc., 5.00%, 11/15/21	150,000	166,303
Precision Castparts Corp., 1.25%, 01/15/18	200,000	200,902
4.20%, 06/15/35	500,000	563,505
Tyco Electronics Group SA, 6.55%, 10/01/17	400,000	425,228
3.50%, 02/03/22	300,000	317,019

		3,133,583

Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc., 3.88%, 07/15/23	250,000	264,642
Arrow Electronics, Inc., 4.50%, 03/01/23	250,000	264,682
Corning, Inc., 4.25%, 08/15/20	250,000	269,784
4.70%, 03/15/37	250,000	261,796
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	250,000	276,759

		1,337,663

Energy Equipment & Services 0.2%
Baker Hughes, Inc., 3.20%, 08/15/21	500,000	524,895
5.13%, 09/15/40	200,000	225,559
Halliburton Co., 2.00%, 08/01/18	500,000	503,522
3.80%, 11/15/25	600,000	626,669
6.70%, 09/15/38 (b)	400,000	503,558
5.00%, 11/15/45	500,000	549,942
National Oilwell Varco, Inc., 3.95%, 12/01/42 (b)	600,000	476,435

		3,410,580

Food & Staples Retailing 0.3%
CVS Caremark Corp., 2.25%, 12/05/18	500,000	511,466
CVS Health Corp., 1.90%, 07/20/18	1,500,000	1,522,695
3.38%, 08/12/24	1,000,000	1,062,817
4.88%, 07/20/35	500,000	596,953
5.13%, 07/20/45	500,000	620,288
Kroger Co. (The), 4.00%, 02/01/24	500,000	554,473
7.50%, 04/01/31	257,000	359,471
5.40%, 07/15/40	200,000	240,681

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Sysco Corp., 3.75%, 10/01/25	$145,000	$155,144
3.30%, 07/15/26	255,000	264,555
5.38%, 09/21/35	106,000	125,420
4.85%, 10/01/45	150,000	167,753
Walgreens Boots Alliance, Inc., 3.45%, 06/01/26 (b)	55,000	56,460
4.50%, 11/18/34	805,000	844,885

		7,083,061

Food Products 0.4%
Archer-Daniels-Midland Co., 4.02%, 04/16/43	345,000	369,275
Campbell Soup Co., 4.25%, 04/15/21	100,000	109,733
ConAgra Foods, Inc., 1.90%, 01/25/18	500,000	503,952
3.25%, 09/15/22	250,000	258,664
7.00%, 10/01/28	221,000	276,128
General Mills, Inc., 3.15%, 12/15/21	750,000	799,327
JM Smucker Co. (The),
3.50%, 10/15/21	200,000	215,063
4.25%, 03/15/35	400,000	434,261
Kellogg Co., 4.00%, 12/15/20	250,000	274,012
3.25%, 04/01/26	125,000	128,490
4.50%, 04/01/46	250,000	267,732
Kraft Foods Group, Inc., 2.80%, 07/02/20 (c)	500,000	519,221
3.95%, 07/15/25 (c)	500,000	543,639
6.88%, 01/26/39	200,000	273,099
5.00%, 06/04/42	350,000	402,399
5.20%, 07/15/45 (c)	350,000	414,455
Kraft Heinz Foods Co., 3.00%, 06/01/26 (c)	115,000	115,941
Mondelez International, Inc., 2.25%, 02/01/19	1,000,000	1,021,805
4.00%, 02/01/24	500,000	546,833
Tyson Foods, Inc., 4.50%, 06/15/22	200,000	222,818
3.95%, 08/15/24	500,000	539,722
Unilever Capital Corp., 5.90%, 11/15/32	206,000	289,117

		8,525,686

Gas Utilities 0.9%
AGL Capital Corp., 4.40%, 06/01/43	250,000	255,708
Buckeye Partners LP, 4.88%, 02/01/21	250,000	262,635
4.15%, 07/01/23	250,000	251,597

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	$305,000	$330,955
Columbia Pipeline Group, Inc., 3.30%, 06/01/20	500,000	516,957
Dominion Gas Holdings LLC, 2.80%, 11/15/20	340,000	351,335
El Paso Natural Gas Co., 8.37%, 06/15/32	250,000	292,219
Enable Midstream Partners LP, 5.00%, 05/15/44	350,000	277,098
Enbridge Energy Partners LP, 4.20%, 09/15/21	700,000	717,884
Energy Transfer Partners LP, 6.70%, 07/01/18	350,000	372,410
4.65%, 06/01/21	200,000	206,497
5.20%, 02/01/22	500,000	526,774
3.60%, 02/01/23	500,000	479,121
4.90%, 02/01/24	250,000	255,594
4.05%, 03/15/25	1,000,000	981,336
6.05%, 06/01/41	75,000	73,121
EnLink Midstream Partners LP, 4.15%, 06/01/25	500,000	460,806
Enterprise Products Operating LLC, 1.65%, 05/07/18	750,000	750,631
4.05%, 02/15/22	250,000	269,770
3.90%, 02/15/24	750,000	793,768
6.13%, 10/15/39	285,000	337,564
6.45%, 09/01/40	250,000	302,928
4.45%, 02/15/43	500,000	495,778
4.85%, 03/15/44	200,000	212,439
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21	625,000	627,038
5.80%, 03/01/21	200,000	217,238
4.25%, 09/01/24	250,000	253,133
5.80%, 03/15/35	206,000	211,628
6.38%, 03/01/41	250,000	260,664
5.00%, 08/15/42	350,000	329,974
Kinder Morgan, Inc., 4.30%, 06/01/25 (b)	160,000	163,827
5.30%, 12/01/34	900,000	879,660
5.05%, 02/15/46	250,000	237,630
MPLX LP, 4.88%, 12/01/24 (c)	250,000	243,540
4.88%, 06/01/25 (b)(c)	250,000	244,331
National Fuel Gas Co., 3.75%, 03/01/23	250,000	242,803
ONE Gas, Inc., 4.66%, 02/01/44	500,000	564,248
ONEOK Partners LP, 3.38%, 10/01/22	500,000	489,200
4.90%, 03/15/25 (b)	500,000	524,338
6.13%, 02/01/41	100,000	105,009

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25	$500,000	$504,824
5.15%, 06/01/42	450,000	399,867
Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22	500,000	534,822
Sempra Energy, 4.05%, 12/01/23	150,000	162,280
6.00%, 10/15/39	220,000	275,928
Spectra Energy Partners LP, 2.95%, 09/25/18	500,000	509,588
3.50%, 03/15/25	500,000	511,513
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	250,000	246,528
5.35%, 05/15/45	500,000	495,467
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	265,705
4.88%, 01/15/26	285,000	325,469
4.63%, 03/01/34	250,000	262,853
Williams Partners LP, 5.25%, 03/15/20	500,000	514,433
4.00%, 09/15/25 (b)	500,000	458,613
6.30%, 04/15/40	150,000	142,285
5.80%, 11/15/43	250,000	232,060
4.90%, 01/15/45	350,000	297,320

		21,508,741

Health Care Equipment & Supplies 0.0%†
Mead Johnson Nutrition Co., 4.60%, 06/01/44	350,000	371,196

Health Care Providers & Services 1.2%
Abbott Laboratories, 2.55%, 03/15/22	215,000	219,904
5.30%, 05/27/40	500,000	609,762
Aetna, Inc., 2.80%, 06/15/23	585,000	597,580
3.50%, 11/15/24	500,000	527,503
3.20%, 06/15/26 (b)	260,000	267,494
6.63%, 06/15/36	250,000	333,311
4.38%, 06/15/46	228,000	236,778
AmerisourceBergen Corp., 3.50%, 11/15/21	250,000	268,099
Becton, Dickinson and Co., 3.13%, 11/08/21	350,000	367,232
3.30%, 03/01/23	100,000	105,095
3.73%, 12/15/24	570,000	613,971
Boston Scientific Corp., 2.65%, 10/01/18	550,000	562,203
6.00%, 01/15/20	200,000	227,676
2.85%, 05/15/20	500,000	517,971
3.85%, 05/15/25	500,000	528,878

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Cardinal Health, Inc., 3.20%, 06/15/22	$300,000	$317,011
3.75%, 09/15/25	340,000	369,898
Cigna Corp., 4.50%, 03/15/21	300,000	329,336
3.25%, 04/15/25	500,000	507,846
5.38%, 02/15/42	150,000	177,532
Coventry Health Care, Inc., 5.45%, 06/15/21	250,000	285,294
Covidien International Finance SA, 6.00%, 10/15/17	400,000	425,256
Danaher Corp., 3.90%, 06/23/21	100,000	109,823
Express Scripts Holding Co., 3.50%, 06/15/24 (b)	500,000	516,177
Express Scripts, Inc., 3.90%, 02/15/22	150,000	160,751
Humana, Inc., 2.63%, 10/01/19	500,000	513,714
3.15%, 12/01/22	250,000	256,695
Kaiser Foundation Hospitals, 4.88%, 04/01/42	250,000	298,878
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	500,000	510,695
3.75%, 08/23/22	350,000	368,528
McKesson Corp., 2.28%, 03/15/19	750,000	766,832
6.00%, 03/01/41	250,000	315,731
Medco Health Solutions, Inc., 7.13%, 03/15/18	200,000	218,353
4.13%, 09/15/20	300,000	323,553
Medtronic, Inc., 3.15%, 03/15/22	770,000	821,720
3.63%, 03/15/24	275,000	302,672
4.38%, 03/15/35	1,100,000	1,244,254
4.63%, 03/15/45	750,000	881,918
Quest Diagnostics, Inc., 4.70%, 04/01/21 (b)	500,000	550,167
3.50%, 03/30/25	370,000	382,056
St. Jude Medical, Inc., 3.25%, 04/15/23	200,000	206,134
3.88%, 09/15/25	90,000	95,866
Stryker Corp., 1.30%, 04/01/18	500,000	500,120
3.38%, 11/01/25	160,000	167,906
3.50%, 03/15/26	70,000	74,262
4.63%, 03/15/46	500,000	561,768
Thermo Fisher Scientific, Inc., 3.60%, 08/15/21	250,000	265,022
4.15%, 02/01/24	1,000,000	1,091,395
UnitedHealth Group, Inc., 1.40%, 10/15/17	500,000	502,594
2.70%, 07/15/20	1,500,000	1,562,279

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (continued)
4.63%, 07/15/35	$105,000	$121,947
5.80%, 03/15/36	708,000	928,409
3.95%, 10/15/42 (b)	250,000	261,562
4.75%, 07/15/45	250,000	301,176
WellPoint, Inc., 3.70%, 08/15/21	100,000	106,898
4.63%, 05/15/42	250,000	262,238
5.10%, 01/15/44	300,000	337,228
4.65%, 08/15/44	250,000	266,237
Zimmer Holdings, Inc., 2.00%, 04/01/18	1,000,000	1,008,356
3.38%, 11/30/21	200,000	208,429
4.25%, 08/15/35	420,000	421,034

		26,189,007

Hotels, Restaurants & Leisure 0.1%
Carnival Corp.,
3.95%, 10/15/20	500,000	539,366
Hyatt Hotels Corp.,
5.38%, 08/15/21	150,000	169,978
McDonald’s Corp., 5.35%, 03/01/18	360,000	384,980
2.20%, 05/26/20 (b)	750,000	767,314
3.70%, 01/30/26	250,000	270,111
4.70%, 12/09/35	400,000	451,218
4.88%, 07/15/40	250,000	283,248
4.88%, 12/09/45	250,000	292,320
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	167,467

		3,326,002

Household Durables 0.1%
Emerson Electric Co., 6.00%, 08/15/32	83,000	108,059
Newell Rubbermaid, Inc.,
4.20%, 04/01/26	600,000	650,431
5.50%, 04/01/46	350,000	416,404
Stanley Black & Decker, Inc., 2.90%, 11/01/22	500,000	527,860
Whirlpool Corp., 3.70%, 05/01/25	500,000	531,954

		2,234,708

Household Products 0.1%
Clorox Co. (The), 3.80%, 11/15/21	500,000	543,293
Kimberly-Clark Corp., 2.40%, 06/01/23	500,000	519,919
2.65%, 03/01/25	105,000	110,350
6.63%, 08/01/37	130,000	192,530

		1,366,092

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates 0.4%
3M Co., 3.00%, 08/07/25	$400,000	$436,019
5.70%, 03/15/37	415,000	556,952
Dover Corp., 5.38%, 03/01/41	100,000	127,180
Eaton Corp., 2.75%, 11/02/22	750,000	768,879
General Electric Co., 5.25%, 12/06/17	600,000	635,665
2.20%, 01/09/20	1,144,000	1,179,127
5.30%, 02/11/21	101,000	117,179
4.65%, 10/17/21	86,000	98,485
2.70%, 10/09/22	500,000	524,751
3.10%, 01/09/23	144,000	153,822
3.38%, 03/11/24	500,000	544,207
3.45%, 05/15/24	144,000	156,788
6.75%, 03/15/32	323,000	453,315
6.15%, 08/07/37	201,000	279,622
5.88%, 01/14/38	144,000	194,756
4.13%, 10/09/42 (b)	350,000	384,974
Illinois Tool Works, Inc., 1.95%, 03/01/19	250,000	255,878
4.88%, 09/15/41	200,000	243,279
Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 01/15/19	500,000	517,801
Parker-Hannifin Corp., 4.20%, 11/21/34	500,000	561,124
Pentair Finance SA, 3.15%, 09/15/22	400,000	396,556
Textron, Inc., 4.30%, 03/01/24	250,000	268,659
Tyco International Finance SA, 3.90%, 02/14/26	500,000	538,471

		9,393,489

Information Technology Services 0.3%
Fidelity National Information Services, Inc., 2.00%, 04/15/18	500,000	502,488
3.50%, 04/15/23	150,000	155,742
5.00%, 10/15/25	350,000	397,330
Fiserv, Inc., 2.70%, 06/01/20	750,000	776,461
4.75%, 06/15/21	200,000	222,024
Hewlett Packard Enterprise Co., 3.60%, 10/15/20 (c)	750,000	782,836
4.90%, 10/15/25 (c)	500,000	522,411
6.35%, 10/15/45 (c)	250,000	248,909
International Business Machines Corp., 1.25%, 02/08/18	1,000,000	1,006,195
1.63%, 05/15/20 (b)	500,000	506,262
2.90%, 11/01/21	200,000	212,972

Corporate Bonds (continued)

	Principal Amount	Market Value

Information Technology Services (continued)
International Business Machines Corp. (continued)
5.88%, 11/29/32	$433,000	$563,346
4.00%, 06/20/42	600,000	635,438

		6,532,414

Insurance 0.8%
ACE INA Holdings, Inc., 2.70%, 03/13/23	500,000	513,832
3.35%, 05/03/26	90,000	95,931
4.35%, 11/03/45	500,000	575,210
Aflac, Inc., 6.45%, 08/15/40	200,000	265,994
Alleghany Corp., 4.95%, 06/27/22	400,000	445,434
Allstate Corp. (The), 4.50%, 06/15/43	250,000	290,648
6.50%, 05/15/57 (a)	195,000	210,600
American International Group, Inc., 2.30%, 07/16/19	500,000	508,767
3.30%, 03/01/21	135,000	139,469
3.90%, 04/01/26	475,000	489,503
3.88%, 01/15/35	500,000	478,732
4.80%, 07/10/45	150,000	152,044
4.38%, 01/15/55	250,000	231,143
Aon Corp., 5.00%, 09/30/20	500,000	558,446
Aon PLC, 3.88%, 12/15/25	195,000	205,673
4.60%, 06/14/44	250,000	255,580
Assurant, Inc., 2.50%, 03/15/18	350,000	354,235
Berkshire Hathaway Finance Corp., 1.30%, 05/15/18	750,000	754,718
4.30%, 05/15/43 (b)	250,000	277,469
Berkshire Hathaway, Inc., 3.40%, 01/31/22	500,000	539,654
4.50%, 02/11/43	250,000	285,681
Chubb Corp. (The), 6.00%, 05/11/37	165,000	223,983
CNA Financial Corp., 5.75%, 08/15/21	500,000	575,681
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	100,000	113,729
6.10%, 10/01/41	309,000	381,339
ING US, Inc., 2.90%, 02/15/18	382,000	389,149
Lincoln National Corp., 4.85%, 06/24/21	100,000	110,575
6.15%, 04/07/36	440,000	515,588
Loews Corp., 4.13%, 05/15/43	400,000	408,952
Markel Corp., 3.63%, 03/30/23	350,000	361,739

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Marsh & McLennan Cos., Inc., 4.80%, 07/15/21	$600,000	$665,340
MetLife, Inc., 3.60%, 11/13/25 (b)	500,000	524,663
5.70%, 06/15/35	159,000	192,141
6.40%, 12/15/36	500,000	533,760
4.88%, 11/13/43	500,000	552,690
4.60%, 05/13/46	165,000	177,386
Nationwide Financial Services, Inc., 6.75%, 05/15/37 (d)	105,000	109,175
Principal Financial Group, Inc., 8.88%, 05/15/19	350,000	415,316
3.40%, 05/15/25	500,000	511,968
Progressive Corp. (The), 3.75%, 08/23/21	200,000	220,030
6.25%, 12/01/32	162,000	216,553
Prudential Financial, Inc., Series B, 5.75%, 07/15/33	147,000	172,425
5.62%, 06/15/43 (a)	250,000	260,705
5.10%, 08/15/43	500,000	551,022
4.60%, 05/15/44 (b)	500,000	536,808
Reinsurance Group of America, Inc., 5.00%, 06/01/21	100,000	110,711
Travelers Cos., Inc. (The), 5.75%, 12/15/17	335,000	356,806
5.35%, 11/01/40	250,000	322,270
Travelers Property Casualty Corp., 6.38%, 03/15/33	192,000	259,991
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	111,820

		17,511,078

Internet & Catalog Retail 0.2%
Alibaba Group Holding Ltd., 3.13%, 11/28/21	275,000	281,230
4.50%, 11/28/34 (b)	500,000	519,793
Amazon.com, Inc., 1.20%, 11/29/17	500,000	501,772
3.30%, 12/05/21 (b)	500,000	539,480
4.80%, 12/05/34	500,000	588,104
eBay, Inc., 1.35%, 07/15/17	200,000	200,382
2.20%, 08/01/19	1,000,000	1,015,226
3.25%, 10/15/20 (b)	200,000	209,071
3.80%, 03/09/22	285,000	302,835
Expedia, Inc., 5.95%, 08/15/20	100,000	111,857
QVC, Inc., 4.38%, 03/15/23	350,000	352,168

		4,621,918

Corporate Bonds (continued)

	Principal Amount	Market Value

Internet Software & Services 0.0%†
Alphabet, Inc., 3.38%, 02/25/24	$750,000	$826,123
Baidu, Inc., 3.25%, 08/06/18	250,000	256,408

		1,082,531

IT Services 0.0%†
Broadridge Financial Solutions, Inc., 3.40%, 06/27/26	215,000	217,322

Leisure Products 0.0%†
Mattel, Inc., 3.15%, 03/15/23	300,000	301,894
5.45%, 11/01/41	150,000	159,818

		461,712

Machinery 0.3%
Caterpillar Financial Services Corp., 2.10%, 06/09/19	1,000,000	1,026,801
2.85%, 06/01/22	500,000	523,289
3.25%, 12/01/24 (b)	500,000	536,015
Caterpillar, Inc., 3.90%, 05/27/21	500,000	550,193
2.60%, 06/26/22	350,000	360,968
6.05%, 08/15/36	177,000	231,949
Deere & Co., 8.10%, 05/15/30	500,000	754,999
Flowserve Corp., 3.50%, 09/15/22	100,000	103,069
IDEX Corp., 4.20%, 12/15/21	300,000	322,119
John Deere Capital Corp., 1.30%, 03/12/18	750,000	753,977
1.95%, 12/13/18	1,000,000	1,020,924
Roper Industries, Inc., 2.05%, 10/01/18	500,000	506,071

		6,690,374

Media 1.2%
21st Century Fox America, Inc., 4.50%, 02/15/21	250,000	279,126
4.00%, 10/01/23	500,000	549,728
6.55%, 03/15/33	300,000	383,363
6.20%, 12/15/34	245,000	307,187
6.65%, 11/15/37	150,000	196,710
6.15%, 02/15/41	250,000	312,196
5.40%, 10/01/43	500,000	580,769
CBS Corp., 5.75%, 04/15/20	250,000	286,057
5.50%, 05/15/33	118,000	131,047
4.85%, 07/01/42	100,000	100,477
4.60%, 01/15/45	500,000	495,554

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
3.58%, 07/23/20 (c)	$1,000,000	$1,045,444
4.91%, 07/23/25 (c)	660,000	721,579
6.38%, 10/23/35 (c)	500,000	592,093
6.48%, 10/23/45 (c)	250,000	298,505
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	118,000	168,286
Comcast Corp., 5.70%, 07/01/19	500,000	565,297
2.85%, 01/15/23	500,000	525,652
3.60%, 03/01/24	500,000	548,378
4.25%, 01/15/33	250,000	275,841
7.05%, 03/15/33	295,000	413,122
4.40%, 08/15/35	500,000	563,999
6.50%, 11/15/35	100,000	139,014
6.95%, 08/15/37	295,000	424,315
6.55%, 07/01/39	500,000	695,485
6.40%, 03/01/40	350,000	488,786
Discovery Communications LLC, 5.05%, 06/01/20	500,000	551,392
3.30%, 05/15/22	350,000	353,660
3.45%, 03/15/25 (b)	270,000	264,166
4.90%, 03/11/26	115,000	121,955
4.88%, 04/01/43 (b)	200,000	180,429
Grupo Televisa SAB, 6.63%, 01/15/40	250,000	286,979
5.00%, 05/13/45	250,000	239,960
Historic TW, Inc., 6.88%, 06/15/18	176,000	194,410
NBCUniversal Media LLC, 5.15%, 04/30/20	500,000	566,728
4.38%, 04/01/21	800,000	896,454
2.88%, 01/15/23	350,000	368,318
5.95%, 04/01/41	200,000	269,103
Omnicom Group, Inc., 4.45%, 08/15/20	150,000	165,483
3.63%, 05/01/22	50,000	53,125
Scripps Networks Interactive, Inc., 2.80%, 06/15/20	500,000	507,846
Thomson Reuters Corp., 6.50%, 07/15/18	100,000	109,645
4.30%, 11/23/23	500,000	545,431
3.35%, 05/15/26	280,000	286,214
Time Warner Cable, Inc., 6.75%, 07/01/18	585,000	641,475
8.25%, 04/01/19	700,000	812,841
6.75%, 06/15/39	900,000	1,057,404
5.88%, 11/15/40	250,000	272,247

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Time Warner, Inc., 3.60%, 07/15/25	$500,000	$529,072
7.63%, 04/15/31	777,000	1,065,760
7.70%, 05/01/32	582,000	812,546
5.38%, 10/15/41	200,000	229,941
4.65%, 06/01/44	250,000	262,782
Viacom, Inc., 3.88%, 12/15/21	600,000	633,061
3.25%, 03/15/23 (b)	200,000	196,761
4.25%, 09/01/23	100,000	103,892
3.88%, 04/01/24 (b)	500,000	507,850
4.38%, 03/15/43	459,000	370,766
Walt Disney Co. (The), 1.10%, 12/01/17 (b)	500,000	502,235
3.75%, 06/01/21	500,000	554,155
3.15%, 09/17/25	325,000	359,318
3.00%, 02/13/26 (b)	500,000	537,898
WPP Finance 2010, 4.75%, 11/21/21	400,000	443,723
3.75%, 09/19/24	550,000	581,259

		27,524,294

Metals & Mining 0.3%
Barrick Gold Corp., 4.10%, 05/01/23	157,000	165,614
5.25%, 04/01/42	150,000	153,105
Barrick North America Finance LLC, 4.40%, 05/30/21	450,000	484,519
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	250,000	264,238
5.00%, 09/30/43	500,000	580,986
Goldcorp, Inc., 2.13%, 03/15/18	350,000	350,513
Newmont Mining Corp., 5.88%, 04/01/35	236,000	248,851
4.88%, 03/15/42	150,000	148,320
Nucor Corp., 4.00%, 08/01/23	500,000	533,980
Reliance Steel & Aluminum Co., 4.50%, 04/15/23	250,000	255,584
Rio Tinto Alcan, Inc., 5.75%, 06/01/35	206,000	228,580
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	750,000	901,152
Rio Tinto Finance USA PLC, 2.88%, 08/21/22	485,000	492,412
4.13%, 08/21/42	250,000	246,798
Southern Copper Corp., 3.88%, 04/23/25 (b)	750,000	741,066
6.75%, 04/16/40	250,000	257,782
5.88%, 04/23/45	230,000	216,677

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Vale Overseas Ltd., 4.38%, 01/11/22 (b)	$750,000	$702,900
6.88%, 11/21/36	944,000	859,040

		7,832,117

Multiline Retail 0.4%
Costco Wholesale Corp., 2.25%, 02/15/22	170,000	175,402
Dollar General Corp., 3.25%, 04/15/23 (b)	250,000	259,542
Kohl’s Corp., 4.00%, 11/01/21 (b)	400,000	418,397
Macy’s Retail Holdings, Inc., 6.90%, 04/01/29	75,000	82,417
6.70%, 07/15/34 (b)	150,000	161,611
5.13%, 01/15/42	500,000	444,651
Nordstrom, Inc., 4.00%, 10/15/21	500,000	534,610
Target Corp., 6.00%, 01/15/18	500,000	538,269
2.50%, 04/15/26	500,000	512,635
6.35%, 11/01/32	222,000	300,840
4.00%, 07/01/42 (b)	350,000	378,314
Wal-Mart Stores, Inc., 3.63%, 07/08/20	500,000	546,797
3.25%, 10/25/20	500,000	540,903
2.55%, 04/11/23	750,000	782,804
3.30%, 04/22/24	725,000	794,207
7.55%, 02/15/30	118,000	180,011
5.25%, 09/01/35	708,000	930,026
5.00%, 10/25/40	250,000	313,243
5.63%, 04/15/41	725,000	975,778

		8,870,457

Office Electronics 0.0%†
Pitney Bowes, Inc.,
4.75%, 05/15/18	88,000	92,799
Xerox Corp.,
6.35%, 05/15/18	250,000	267,314
4.50%, 05/15/21	250,000	252,784
4.80%, 03/01/35 (b)	210,000	199,119

		812,016

Oil, Gas & Consumable Fuels 1.9%
Anadarko Finance Co.,
Series B, 7.50%, 05/01/31	298,000	356,783
Anadarko Petroleum Corp.,
6.38%, 09/15/17	13,000	13,683
3.45%, 07/15/24	500,000	488,720
5.55%, 03/15/26	500,000	552,140
6.45%, 09/15/36	281,000	323,744

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Apache Corp.,
3.63%, 02/01/21	$500,000	$522,595
5.10%, 09/01/40	100,000	104,147
4.75%, 04/15/43	500,000	514,033
BP Capital Markets PLC,
1.38%, 05/10/18	1,000,000	1,001,472
2.24%, 05/10/19	750,000	770,172
2.32%, 02/13/20	500,000	511,789
4.50%, 10/01/20	200,000	221,601
3.56%, 11/01/21	250,000	268,900
3.06%, 03/17/22	420,000	433,970
3.54%, 11/04/24	250,000	263,431
Canadian Natural Resources Ltd.,
3.90%, 02/01/25	500,000	495,165
6.25%, 03/15/38	340,000	369,603
Chevron Corp.,
1.72%, 06/24/18 (b)	1,500,000	1,517,523
2.19%, 11/15/19	105,000	107,947
1.96%, 03/03/20	1,000,000	1,012,792
2.95%, 05/16/26	500,000	516,726
Cimarex Energy Co.,
5.88%, 05/01/22	500,000	523,762
CNOOC Finance 2013 Ltd.,
3.00%, 05/09/23	750,000	744,988
CNOOC Finance 2015 USA LLC,
3.50%, 05/05/25	500,000	506,522
ConocoPhillips,
5.90%, 10/15/32	177,000	206,106
6.50%, 02/01/39 (b)	400,000	516,120
ConocoPhillips Co.,
1.05%, 12/15/17	750,000	745,372
1.50%, 05/15/18	500,000	501,893
3.35%, 05/15/25 (b)	500,000	516,854
4.15%, 11/15/34 (b)	500,000	505,112
4.30%, 11/15/44	155,000	157,275
ConocoPhillips Holding Co.,
6.95%, 04/15/29	250,000	312,017
Devon Energy Corp.,
3.25%, 05/15/22	500,000	484,898
7.95%, 04/15/32	350,000	401,036
4.75%, 05/15/42	500,000	448,118
Ecopetrol SA,
4.25%, 09/18/18 (b)	500,000	517,500
5.88%, 05/28/45	600,000	521,400
EOG Resources, Inc.,
5.63%, 06/01/19	130,000	143,636
2.45%, 04/01/20 (b)	500,000	507,032
4.10%, 02/01/21	400,000	434,832
EQT Corp.,
4.88%, 11/15/21	250,000	265,830
Exxon Mobil Corp.,
1.91%, 03/06/20	1,000,000	1,018,774
3.18%, 03/15/24	500,000	537,292

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp. (continued)
2.71%, 03/06/25	$500,000	$522,070
3.04%, 03/01/26 (b)	235,000	249,456
4.11%, 03/01/46	750,000	845,864
Hess Corp.,
7.30%, 08/15/31	254,000	291,680
5.60%, 02/15/41	250,000	252,089
Husky Energy, Inc.,
3.95%, 04/15/22	600,000	620,569
Marathon Oil Corp.,
2.80%, 11/01/22	250,000	226,732
3.85%, 06/01/25 (b)	500,000	459,365
6.80%, 03/15/32	118,000	119,786
Marathon Petroleum Corp.,
5.13%, 03/01/21	600,000	663,488
3.63%, 09/15/24 (b)	250,000	245,499
Nabors Industries, Inc.,
5.00%, 09/15/20	500,000	470,462
Noble Energy, Inc.,
4.15%, 12/15/21	600,000	630,884
5.25%, 11/15/43	150,000	152,510
Occidental Petroleum Corp.,
3.13%, 02/15/22	350,000	366,819
2.70%, 02/15/23	200,000	203,343
3.40%, 04/15/26	775,000	817,386
Pemex Project Funding Master Trust,
6.63%, 06/15/35	1,074,000	1,107,294
Petroleos Mexicanos,
3.50%, 07/18/18	500,000	503,250
5.50%, 01/21/21	275,000	291,197
4.88%, 01/24/22	250,000	255,598
3.50%, 01/30/23	500,000	470,800
4.50%, 01/23/26 (b)	1,250,000	1,203,000
6.38%, 01/23/45	500,000	502,500
5.63%, 01/23/46	500,000	455,750
Phillips 66,
4.65%, 11/15/34	500,000	532,998
5.88%, 05/01/42 (b)	382,000	458,707
Pioneer Natural Resources Co.,
3.95%, 07/15/22	450,000	470,821
Shell International Finance BV,
1.90%, 08/10/18	600,000	610,355
2.00%, 11/15/18	750,000	762,754
2.13%, 05/11/20	500,000	510,313
2.25%, 11/10/20	240,000	246,333
3.40%, 08/12/23	1,000,000	1,062,771
2.88%, 05/10/26	500,000	507,991
4.13%, 05/11/35	500,000	539,193
6.38%, 12/15/38	250,000	339,613
4.55%, 08/12/43	500,000	556,110
Statoil ASA,
3.13%, 08/17/17	250,000	256,021
1.20%, 01/17/18	1,000,000	1,001,597

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Statoil ASA (continued)
1.15%, 05/15/18	$1,000,000	$1,000,896
3.70%, 03/01/24 (b)	500,000	540,080
Total Capital Canada Ltd.,
2.75%, 07/15/23	750,000	770,834
Total Capital International SA,
2.88%, 02/17/22	500,000	522,557
Valero Energy Corp.,
7.50%, 04/15/32	118,000	140,478
6.63%, 06/15/37	455,000	499,214

		44,140,332

Paper & Forest Products 0.1%
Georgia-Pacific LLC,
8.88%, 05/15/31	250,000	400,445
International Paper Co.,
3.80%, 01/15/26 (b)	500,000	524,720
6.00%, 11/15/41	750,000	888,965

		1,814,130

Personal Products 0.0%†
Colgate-Palmolive Co.,
2.45%, 11/15/21	150,000	157,201
Procter & Gamble Co. (The),
5.80%, 08/15/34	295,000	408,455

		565,656

Pharmaceuticals 1.1%
AbbVie, Inc.,
1.80%, 05/14/18	500,000	503,509
2.00%, 11/06/18	1,800,000	1,818,376
3.20%, 05/14/26	870,000	881,291
4.50%, 05/14/35	1,085,000	1,134,002
4.30%, 05/14/36	250,000	254,987
4.40%, 11/06/42	125,000	127,371
Actavis Funding SCS,
3.00%, 03/12/20	750,000	773,497
3.45%, 03/15/22	1,060,000	1,100,874
3.85%, 06/15/24	325,000	340,108
3.80%, 03/15/25	500,000	520,914
4.55%, 03/15/35	195,000	200,406
4.75%, 03/15/45	500,000	525,036
Allergan, Inc.,
1.35%, 03/15/18 (b)	400,000	397,466
AstraZeneca PLC,
5.90%, 09/15/17	400,000	422,661
3.38%, 11/16/25	1,000,000	1,048,345
6.45%, 09/15/37	200,000	272,984
4.00%, 09/18/42	250,000	257,536
Baxalta, Inc.,
2.88%, 06/23/20 (b)	250,000	254,070
4.00%, 06/23/25	200,000	208,699

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.,
2.00%, 08/01/22	$700,000	$710,631
3.25%, 08/01/42	250,000	248,719
Eli Lilly & Co.,
1.95%, 03/15/19	250,000	255,864
2.75%, 06/01/25	95,000	100,612
3.70%, 03/01/45	500,000	532,535
GlaxoSmithKline Capital PLC,
2.85%, 05/08/22	250,000	263,064
GlaxoSmithKline Capital, Inc.,
5.38%, 04/15/34	201,000	254,928
4.20%, 03/18/43	300,000	339,019
Johnson & Johnson,
2.95%, 09/01/20	200,000	213,429
2.45%, 12/05/21	500,000	528,748
2.45%, 03/01/26	150,000	155,229
4.95%, 05/15/33	663,000	851,523
Merck & Co., Inc.,
2.75%, 02/10/25	570,000	596,003
3.60%, 09/15/42	500,000	514,290
4.15%, 05/18/43	500,000	560,098
Mylan, Inc.,
2.60%, 06/24/18	750,000	759,524
Novartis Capital Corp.,
2.40%, 09/21/22	500,000	519,089
3.40%, 05/06/24	1,000,000	1,093,081
3.00%, 11/20/25	500,000	531,102
Novartis Securities Investment Ltd.,
5.13%, 02/10/19	470,000	518,768
Perrigo Co. PLC,
4.00%, 11/15/23	250,000	257,576
Pfizer, Inc.,
4.65%, 03/01/18	265,000	282,141
2.10%, 05/15/19	500,000	511,852
3.40%, 05/15/24	1,000,000	1,094,207
7.20%, 03/15/39	525,000	798,799
Pharmacia Corp.,
6.60%, 12/01/28	177,000	243,733
Sanofi,
1.25%, 04/10/18	250,000	251,543
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/21	32,000	33,911
Teva Pharmaceutical Finance Co. LLC,
6.15%, 02/01/36	7,000	8,385
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21	82,000	86,898
Watson Pharmaceuticals, Inc.,
3.25%, 10/01/22	200,000	204,337
Wyeth LLC,
6.50%, 02/01/34	206,000	282,626

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Zoetis, Inc.,
3.25%, 02/01/23	$600,000	$611,412
4.50%, 11/13/25 (b)	230,000	253,654

		25,509,462

Real Estate Investment Trusts (REITs) 0.7%
Alexandria Real Estate Equities, Inc.,
2.75%, 01/15/20	500,000	504,382
American Tower Corp.,
3.40%, 02/15/19	250,000	260,332
2.80%, 06/01/20	1,000,000	1,023,327
4.40%, 02/15/26	40,000	43,428
American Tower REIT, Inc.,
5.05%, 09/01/20	500,000	555,965
3.50%, 01/31/23	250,000	258,689
AvalonBay Communities, Inc.,
3.45%, 06/01/25	695,000	728,338
Boston Properties LP,
3.80%, 02/01/24	250,000	268,379
Crown Castle International Corp.,
3.70%, 06/15/26	60,000	61,901
DDR Corp.,
3.63%, 02/01/25	500,000	501,490
Digital Realty Trust LP,
5.25%, 03/15/21	250,000	281,017
Duke Realty LP,
3.63%, 04/15/23	500,000	521,670
ERP Operating LP,
3.00%, 04/15/23	500,000	513,501
4.50%, 07/01/44	350,000	388,433
HCP, Inc.,
2.63%, 02/01/20 (b)	500,000	504,008
5.38%, 02/01/21	200,000	222,334
4.25%, 11/15/23 (b)	500,000	518,908
Health Care REIT, Inc.,
4.13%, 04/01/19	600,000	634,813
5.25%, 01/15/22	400,000	449,340
Healthcare Realty Trust, Inc.,
3.75%, 04/15/23	350,000	351,179
Hospitality Properties Trust,
5.00%, 08/15/22	350,000	376,141
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/23	525,000	528,830
Series E, 4.00%, 06/15/25	375,000	381,311
Kilroy Realty LP,
4.80%, 07/15/18	300,000	315,191
Liberty Property LP,
4.40%, 02/15/24	500,000	538,685
Omega Healthcare Investors, Inc.,
4.50%, 04/01/27	550,000	547,809
Realty Income Corp.,
3.25%, 10/15/22	350,000	358,928

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP,
2.20%, 02/01/19 (b)	$500,000	$510,994
5.65%, 02/01/20	250,000	282,584
4.38%, 03/01/21	500,000	554,871
3.38%, 03/15/22 (b)	500,000	535,202
3.38%, 10/01/24	500,000	536,315
UDR, Inc.,
4.25%, 06/01/18	100,000	104,982
Ventas Realty LP,
3.13%, 06/15/23	500,000	510,083
Ventas Realty LP/Ventas Capital Corp.,
4.00%, 04/30/19	500,000	526,889
4.75%, 06/01/21	150,000	166,870
Weyerhaeuser Co.,
7.38%, 03/15/32	500,000	661,501

		16,028,620

Real Estate Management & Development 0.0%†
ProLogis LP,
4.25%, 08/15/23 (b)	500,000	553,643

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.05%, 09/01/22	350,000	372,641
3.00%, 03/15/23	500,000	525,825
3.85%, 09/01/23	650,000	723,252
3.75%, 04/01/24	500,000	552,463
7.95%, 08/15/30	206,000	307,922
4.55%, 09/01/44	250,000	287,542
4.70%, 09/01/45	250,000	293,988
Canadian Pacific Railway Co.,
4.50%, 01/15/22	350,000	386,156
CSX Corp.,
7.38%, 02/01/19	400,000	459,145
3.70%, 10/30/20	300,000	322,234
5.50%, 04/15/41	150,000	192,126
4.10%, 03/15/44	250,000	267,072
3.95%, 05/01/50	350,000	350,337
FedEx Corp.,
3.25%, 04/01/26	85,000	88,913
3.90%, 02/01/35	380,000	386,288
3.88%, 08/01/42	50,000	49,204
4.55%, 04/01/46	500,000	542,548
Norfolk Southern Corp.,
5.90%, 06/15/19	400,000	449,512
3.25%, 12/01/21	1,000,000	1,057,311
3.00%, 04/01/22	500,000	521,931
5.59%, 05/17/25	84,000	101,815
4.45%, 06/15/45	250,000	275,497
Ryder System, Inc.,
2.50%, 05/11/20	205,000	207,466

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Union Pacific Corp.,
2.75%, 04/15/23	$750,000	$785,101
3.25%, 08/15/25 (b)	500,000	545,297
4.05%, 11/15/45 (b)	220,000	238,255
4.05%, 03/01/46	340,000	373,533
United Parcel Service of America, Inc.,
8.38%, 04/01/20	118,000	147,872
8.37%, 04/01/30 (e)	177,000	264,928
United Parcel Service, Inc.,
3.13%, 01/15/21	500,000	535,996
6.20%, 01/15/38	295,000	423,126

		12,035,296

Semiconductors & Semiconductor Equipment 0.3%
Applied Materials, Inc.,
4.30%, 06/15/21	400,000	446,790
5.10%, 10/01/35	250,000	284,312
Intel Corp.,
1.35%, 12/15/17	1,000,000	1,005,926
3.70%, 07/29/25 (b)	500,000	555,357
4.80%, 10/01/41	350,000	397,511
4.90%, 07/29/45	350,000	407,704
KLA-Tencor Corp.,
4.65%, 11/01/24	215,000	234,538
Lam Research Corp.,
3.80%, 03/15/25	255,000	263,614
Maxim Integrated Products, Inc.,
3.38%, 03/15/23	350,000	362,205
QUALCOMM, Inc.,
2.25%, 05/20/20 (b)	1,000,000	1,027,817
4.65%, 05/20/35 (b)	500,000	543,025
Texas Instruments, Inc.,
1.75%, 05/01/20	500,000	507,603

		6,036,402

Software 0.5%
Adobe Systems, Inc.,
3.25%, 02/01/25	135,000	142,164
CA, Inc.,
4.50%, 08/15/23 (b)	410,000	448,110
Microsoft Corp.,
3.00%, 10/01/20	500,000	534,172
2.65%, 11/03/22	500,000	522,572
3.63%, 12/15/23	400,000	443,304
2.70%, 02/12/25	500,000	516,906
3.13%, 11/03/25	500,000	535,513
3.50%, 02/12/35	325,000	336,266
4.50%, 10/01/40	300,000	339,309
3.75%, 02/12/45	750,000	762,134
4.45%, 11/03/45	350,000	394,678

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Software (continued)
Oracle Corp.,
1.20%, 10/15/17	$350,000	$351,239
2.38%, 01/15/19	1,000,000	1,029,573
5.00%, 07/08/19	200,000	221,854
2.80%, 07/08/21 (b)	1,000,000	1,049,623
2.50%, 10/15/22	500,000	511,773
2.65%, 07/15/26	490,000	491,229
3.25%, 05/15/30 (b)	500,000	516,916
5.38%, 07/15/40	350,000	423,192
4.50%, 07/08/44	750,000	843,916

		10,414,443

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/20	500,000	538,034
3.25%, 04/15/25	325,000	336,911
Bed Bath & Beyond, Inc.,
3.75%, 08/01/24 (b)	250,000	254,854
Home Depot, Inc. (The),
2.70%, 04/01/23	500,000	524,623
3.35%, 09/15/25	85,000	92,633
5.88%, 12/16/36	300,000	409,739
5.95%, 04/01/41	150,000	206,987
4.20%, 04/01/43	250,000	280,580
4.40%, 03/15/45	500,000	579,392
Lowe’s Cos., Inc.,
3.13%, 09/15/24	400,000	429,332
6.50%, 03/15/29	236,000	323,805
5.80%, 10/15/36	300,000	387,991
5.00%, 09/15/43	250,000	307,518

		4,672,399

Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc.,
1.55%, 02/07/20 (b)	750,000	755,560
2.00%, 05/06/20	750,000	769,925
2.50%, 02/09/25	595,000	604,350
3.25%, 02/23/26	1,130,000	1,199,581
3.85%, 05/04/43	750,000	753,015
4.38%, 05/13/45	355,000	386,767
4.65%, 02/23/46	460,000	519,605
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
4.42%, 06/15/21 (c)	500,000	514,635
6.02%, 06/15/26 (c)	975,000	1,016,425
8.35%, 07/15/46 (c)	500,000	537,555
EMC Corp.,
1.88%, 06/01/18	1,000,000	980,071
Hewlett-Packard Co.,
3.75%, 12/01/20 (b)	291,000	307,385
4.65%, 12/09/21	600,000	648,821
NetApp, Inc.,
3.38%, 06/15/21	210,000	213,399

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology Hardware, Storage & Peripherals (continued)
Seagate HDD Cayman,
3.75%, 11/15/18	$675,000	$675,425
5.75%, 12/01/34	175,000	122,938

		10,005,457

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 06/01/21	125,000	138,175
NIKE, Inc.,
3.88%, 11/01/45	250,000	277,140
VF Corp.,
3.50%, 09/01/21	200,000	215,317

		630,632

Tobacco 0.3%
Altria Group, Inc.,
9.25%, 08/06/19	155,000	191,088
2.63%, 01/14/20	350,000	363,841
10.20%, 02/06/39	81,000	150,108
4.25%, 08/09/42	250,000	272,955
4.50%, 05/02/43	450,000	507,939
5.38%, 01/31/44	170,000	217,957
Philip Morris International, Inc.,
5.65%, 05/16/18	400,000	434,531
2.63%, 03/06/23	1,000,000	1,035,602
6.38%, 05/16/38	460,000	636,234
3.88%, 08/21/42	250,000	256,148
Reynolds American, Inc.,
4.45%, 06/12/25	1,500,000	1,679,907
5.70%, 08/15/35	120,000	146,139

		5,892,449

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 09/01/45	500,000	569,409

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 03/30/20	500,000	554,012
3.13%, 07/16/22	750,000	769,514
6.38%, 03/01/35	177,000	216,882
6.13%, 03/30/40	350,000	429,137
Rogers Communications, Inc.,
3.00%, 03/15/23	600,000	626,063
5.00%, 03/15/44	250,000	283,981
Vodafone Group PLC,
2.95%, 02/19/23	250,000	250,785
7.88%, 02/15/30	206,000	265,343
4.38%, 02/19/43	500,000	471,418

		3,867,135

Total Corporate Bonds (cost $560,794,147)		592,774,920

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Municipal Bonds 1.0%

	Principal Amount	Market Value

California 0.4%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/01/44	$100,000	$146,897
Bay Area Toll Authority, RB
Series S1, 6.79%, 04/01/30	250,000	329,853
Series F-2, 6.26%, 04/01/49	250,000	381,807
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 6.00%, 11/01/40	100,000	131,824
Los Angeles Community College District, GO, 6.75%, 08/01/49	300,000	477,693
Los Angeles County Public Works Financing Authority, RB, Series B, 7.62%, 08/01/40	75,000	115,479
Los Angeles Unified School District, GO, Series RY, 6.76%, 07/01/34	420,000	605,388
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 07/01/45	200,000	301,676
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	100,000	144,328
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 04/01/32	200,000	258,436
State of California, GO
7.55%, 04/01/39	1,810,000	2,863,963
7.63%, 03/01/40	425,000	670,446
University of California, RB
Series F, 5.95%, 05/15/45	300,000	403,809
Series H, 6.55%, 05/15/48	150,000	216,505
Series F, 6.58%, 05/15/49	200,000	288,832
Series AQ, 4.77%, 05/15/15	150,000	163,064

		7,500,000

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	50,000	55,514

Connecticut 0.0%†
State of Connecticut, GO, Series A, 5.85%, 03/15/32	500,000	650,230

Florida 0.0%†
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 2.11%, 07/01/18	250,000	253,975

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	500,000	650,240

Municipal Bonds (continued)

	Principal Amount	Market Value

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	$300,000	$390,789
State of Illinois, GO
5.88%, 03/01/19	200,000	216,412
4.95%, 06/01/23	160,000	169,589
5.10%, 06/01/33	1,445,000	1,387,128

		2,163,918

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/01/21	500,000	559,810

New Jersey 0.1%
New Jersey Economic Development Authority, RB, AGM Insured, Series B, 0.00%, 02/15/20	650,000	594,607
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 02/15/29	125,000	154,566
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	790,000	1,236,619
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 05/01/40	250,000	320,012

		2,305,804

New York 0.2%
City of New York, GO, Series G-1, 5.97%, 03/01/36	250,000	340,552
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	460,000	729,252
New York City Municipal Water Finance Authority, RB, Series AA, 5.44%, 06/15/43	300,000	407,304
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/01/38	500,000	654,825
New York State Dormitory Authority, Special Tax Revenue, Series D, 5.50%, 03/15/30	100,000	126,946
New York State Dormitory Authority, State Personal Income Tax Revenue, Series F, 5.63%, 03/15/39	250,000	331,588
New York State Urban Development Corp., Special Tax Authority, Series C, 5.84%, 03/15/40	450,000	590,927
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	620,000	811,654

		3,993,048

North Carolina 0.0%†
University of North Carolina, Refunding, RB, 3.85%, 12/01/34	300,000	339,912

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Ohio 0.1%
American Municipal Power Inc., RB
Series E, 6.27%, 02/15/50	$165,000	$216,025
Series B, 7.50%, 02/15/50	150,000	221,079
JobsOhio Beverage System, RB, Series B, 4.53%, 01/01/35	100,000	116,950
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	300,000	346,038
Ohio State University (The), RB, Series C, 4.91%, 06/01/40	150,000	190,017

		1,090,109

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 5.85%, 07/15/30	500,000	564,495

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 01/01/50	100,000	142,461

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/01/44	200,000	289,154
State of Texas, GO, Series A, 4.63%, 04/01/33	350,000	434,640
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	150,000	192,731
University of Texas System, RB
Series A, 5.26%, 07/01/39	260,000	350,714
Series C, 4.79%, 08/15/46	200,000	252,586

		1,519,825

Washington 0.0%†
State of Washington Motor Vehicle Fuel Tax, GO, Series F, 5.14%, 08/01/40	200,000	265,394

Total Municipal Bonds (cost $17,876,822)		22,054,735

Sovereign Bonds 3.5%
CANADA 0.3%
Canada Government International Bond,
1.13%, 03/19/18	500,000	503,693
1.63%, 02/27/19	750,000	766,282
Export Development Canada,
1.00%, 06/15/18	1,000,000	1,004,336
Hydro Quebec,
8.88%, 03/01/26	156,000	227,038
Province of Ontario Canada,
1.20%, 02/14/18	500,000	502,657
3.00%, 07/16/18	250,000	260,120
2.00%, 09/27/18	750,000	766,308

Sovereign Bonds (continued)

	Principal Amount	Market Value

CANADA (continued)
Province of Ontario Canada (continued)
2.00%, 01/30/19	$1,000,000	$1,023,271
1.88%, 05/21/20 (b)	1,000,000	1,021,204
Province of Quebec Canada,
3.50%, 07/29/20	400,000	433,853
7.50%, 09/15/29	578,000	876,572

		7,385,334

CHILE 0.0%†
Chile Government International Bond,
3.13%, 03/27/25	250,000	262,750

COLOMBIA 0.1%
Colombia Government International Bond,
4.38%, 07/12/21 (b)	1,150,000	1,234,525
7.38%, 09/18/37 (b)	225,000	292,219
5.63%, 02/26/44	500,000	553,750
5.00%, 06/15/45 (b)	500,000	518,750

		2,599,244

GERMANY 0.5%
KFW,
0.88%, 09/05/17	1,000,000	1,001,897
4.38%, 03/15/18	600,000	635,935
1.00%, 06/11/18	2,500,000	2,507,747
1.50%, 02/06/19	1,000,000	1,016,039
1.88%, 04/01/19	1,000,000	1,026,727
1.50%, 04/20/20	1,000,000	1,015,321
2.75%, 09/08/20	400,000	425,657
1.88%, 11/30/20	2,000,000	2,058,796
1.63%, 03/15/21	500,000	509,456
1.50%, 06/15/21	500,000	506,263
Landwirtschaftliche Rentenbank,
0.88%, 09/12/17	1,000,000	1,001,452

		11,705,290

ISRAEL 0.0%†
Israel Government International Bond,
3.15%, 06/30/23	500,000	532,448

ITALY 0.0%†
Italy Government International Bond,
6.88%, 09/27/23	251,000	314,754
5.38%, 06/15/33	541,000	642,180

		956,934

JAPAN 0.1%
Japan Bank for International Cooperation,
1.75%, 11/13/18	500,000	505,191
1.75%, 05/28/20	2,000,000	2,021,868

		2,527,059

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

MEXICO 0.3%
Mexico Government International Bond,
5.13%, 01/15/20 (b)	$1,000,000	$1,110,000
3.50%, 01/21/21 (b)	1,000,000	1,055,000
4.00%, 10/02/23	500,000	538,275
6.75%, 09/27/34	1,246,000	1,685,215
4.75%, 03/08/44	400,000	431,000
5.55%, 01/21/45	500,000	598,750
4.60%, 01/23/46	347,000	366,085
5.75%, 10/12/10	200,000	221,000

		6,005,325

PANAMA 0.0%†
Panama Government International Bond,
6.70%, 01/26/36	250,000	331,875
4.30%, 04/29/53 (b)	500,000	511,250

		843,125

PERU 0.1%
Peruvian Government International Bond,
7.13%, 03/30/19 (b)	1,840,000	2,116,000
8.75%, 11/21/33	500,000	784,375

		2,900,375

PHILIPPINES 0.2%
Philippine Government International Bond,
6.50%, 01/20/20	1,500,000	1,743,821
9.50%, 02/02/30	500,000	855,270
Philippine Government International Bond (continued)
7.75%, 01/14/31	500,000	776,011
6.38%, 10/23/34	500,000	727,123

		4,102,225

POLAND 0.1%
Poland Government International Bond,
6.38%, 07/15/19	750,000	849,750
5.13%, 04/21/21	200,000	224,707
5.00%, 03/23/22	300,000	337,410
4.00%, 01/22/24	500,000	540,000

		1,951,867

SOUTH AFRICA 0.1%
South Africa Government International Bond,
4.67%, 01/17/24	500,000	516,420
6.25%, 03/08/41 (b)	200,000	231,554
5.38%, 07/24/44 (b)	250,000	261,610

		1,009,584

Sovereign Bonds (continued)

	Principal Amount	Market Value

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 01/29/21	$600,000	$654,696
5.00%, 04/11/22	500,000	577,655
Korea Development Bank (The),
4.63%, 11/16/21	200,000	226,622
3.00%, 01/13/26	500,000	526,645
Republic of Korea,
5.63%, 11/03/25	300,000	393,720
4.13%, 06/10/44 (b)	250,000	330,853

		2,710,191

SUPRANATIONAL 1.2%
Asian Development Bank,
0.75%, 07/28/17 (b)	2,000,000	2,000,944
1.75%, 09/11/18	500,000	510,188
1.38%, 01/15/19 (b)	1,000,000	1,012,695
1.63%, 08/26/20	500,000	509,511
1.88%, 02/18/22 (b)	500,000	513,205
Corp. Andina de Fomento,
4.38%, 06/15/22	350,000	390,736
Council Of Europe Development Bank,
1.00%, 03/07/18	200,000	200,555
European Investment Bank,
1.00%, 08/17/17	2,000,000	2,005,976
1.00%, 03/15/18	1,000,000	1,003,136
1.00%, 06/15/18	500,000	501,212
1.13%, 08/15/18	3,000,000	3,013,995
1.88%, 03/15/19	1,000,000	1,024,119
1.38%, 06/15/20	500,000	504,170
4.00%, 02/16/21	500,000	561,276
2.00%, 03/15/21	1,000,000	1,033,325
Inter-American Development Bank,
1.00%, 07/14/17	1,000,000	1,002,570
0.88%, 03/15/18	500,000	501,417
1.75%, 08/24/18	300,000	306,574
1.75%, 10/15/19	1,000,000	1,022,111
1.38%, 07/15/20 (b)	750,000	756,851
2.13%, 11/09/20	750,000	780,109
1.88%, 03/15/21	500,000	513,760
1.75%, 04/14/22	500,000	509,084
International Bank for Reconstruction & Development,
1.13%, 07/18/17	500,000	502,385
1.00%, 06/15/18	1,500,000	1,506,791
1.00%, 10/05/18	500,000	502,209
1.25%, 07/26/19	500,000	505,925
1.38%, 05/24/21	1,000,000	1,006,249
1.63%, 02/10/22 (b)	500,000	507,390
7.63%, 01/19/23 (b)	973,000	1,345,040
International Finance Corp.,
0.88%, 06/15/18 (b)	750,000	750,848
1.63%, 07/16/20	500,000	509,981

		27,314,337

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

TURKEY 0.3%
Turkey Government International Bond,
6.75%, 04/03/18	$1,000,000	$1,075,500
5.63%, 03/30/21	500,000	545,000
3.25%, 03/23/23	1,500,000	1,453,125
7.38%, 02/05/25	500,000	616,935
6.00%, 01/14/41	2,000,000	2,236,972

		5,927,532

URUGUAY 0.1%
Uruguay Government International Bond,
4.50%, 08/14/24 (b)	650,000	707,688
5.10%, 06/18/50	350,000	348,250

		1,055,938

Total Sovereign Bonds (cost $76,907,871)		79,789,558

U.S. Government Mortgage Backed Agencies 27.8%
Federal Home Loan Mortgage Corp. Gold Pool Pool# E00996 6.50%, 07/01/16	3	3
Pool# E86533 6.00%, 12/01/16	91	91
Pool# E87584 6.00%, 01/01/17	73	74
Pool# E86995 6.50%, 01/01/17	362	363
Pool# E87291 6.50%, 01/01/17	330	331
Pool# E88076 6.00%, 02/01/17	188	189
Pool# E88055 6.50%, 02/01/17	2,331	2,348
Pool# E88134 6.00%, 03/01/17	117	117
Pool# E88729 6.00%, 04/01/17	546	549
Pool# E89149 6.00%, 04/01/17	236	238
Pool# E89151 6.00%, 04/01/17	588	591
Pool# E89217 6.00%, 04/01/17	536	543
Pool# E89222 6.00%, 04/01/17	377	378

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E89347 6.00%, 04/01/17	$93	$93
Pool# E89496 6.00%, 04/01/17	339	343
Pool# E89203 6.50%, 04/01/17	330	333
Pool# E89530 6.00%, 05/01/17	1,226	1,239
Pool# E89909 6.00%, 05/01/17	368	373
Pool# B15071 6.00%, 06/01/17	1,965	1,973
Pool# E01157 6.00%, 06/01/17	1,371	1,394
Pool# E90194 6.00%, 06/01/17	314	318
Pool# E90313 6.00%, 06/01/17	144	146
Pool# E90645 6.00%, 07/01/17	1,417	1,427
Pool# G18007 6.00%, 07/01/19	5,657	5,927
Pool# B16087 6.00%, 08/01/19	30,483	31,770
Pool# J00935 5.00%, 12/01/20	9,492	9,750
Pool# J00854 5.00%, 01/01/21	11,344	11,654
Pool# J01279 5.50%, 02/01/21	7,959	8,487
Pool# J01570 5.50%, 04/01/21	6,698	7,129
Pool# J01771 5.00%, 05/01/21	9,412	9,668
Pool# J06015 5.00%, 05/01/21	44,917	46,142
Pool# G18122 5.00%, 06/01/21	16,535	17,604
Pool# J01980 6.00%, 06/01/21	11,671	11,700
Pool# J03074 5.00%, 07/01/21	12,006	12,710
Pool# J03028 5.50%, 07/01/21	2,027	2,117
Pool# C90719 5.00%, 10/01/23	435,317	480,431
Pool# J09912 4.00%, 06/01/24	949,198	1,005,614
Pool# C00351 8.00%, 07/01/24	579	691
Pool# G13900 5.00%, 12/01/24	157,024	164,693

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# D60780 8.00%, 06/01/25	$2,406	$2,709
Pool# G30267 5.00%, 08/01/25	137,409	151,650
Pool# E02746 3.50%, 11/01/25	521,172	552,420
Pool# J13883 3.50%, 12/01/25	1,076,517	1,152,403
Pool# J14732 4.00%, 03/01/26	494,918	522,987
Pool# E02896 3.50%, 05/01/26	577,310	613,121
Pool# J18127 3.00%, 03/01/27	456,808	479,551
Pool# J18702 3.00%, 03/01/27	526,258	553,338
Pool# J19106 3.00%, 05/01/27	201,552	212,313
Pool# J20471 3.00%, 09/01/27	864,224	908,765
Pool# D82854 7.00%, 10/01/27	1,586	1,757
Pool# G14609 3.00%, 11/01/27	1,225,614	1,288,816
Pool# C00566 7.50%, 12/01/27	2,001	2,377
Pool# G15100 2.50%, 07/01/28	442,866	458,724
Pool# C00678 7.00%, 11/01/28	2,230	2,666
Pool# C18271 7.00%, 11/01/28	2,682	3,025
Pool# C00836 7.00%, 07/01/29	1,076	1,286
Pool# C31282 7.00%, 09/01/29	113	120
Pool# C31285 7.00%, 09/01/29	2,662	3,093
Pool# A18212 7.00%, 11/01/29	45,982	49,334
Pool# C32914 8.00%, 11/01/29	3,290	3,604
Pool# G18536 2.50%, 01/01/30	6,970,831	7,216,405
Pool# C37436 8.00%, 01/01/30	3,003	3,792
Pool# C36306 7.00%, 02/01/30	764	802
Pool# C36429 7.00%, 02/01/30	760	792
Pool# C00921 7.50%, 02/01/30	2,257	2,792

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G01108 7.00%, 04/01/30	$903	$1,079
Pool# C37703 7.50%, 04/01/30	1,645	1,877
Pool# G18552 3.00%, 05/01/30	2,524,377	2,650,055
Pool# J32243 3.00%, 07/01/30	1,383,966	1,457,769
Pool# J32255 3.00%, 07/01/30	293,426	309,041
Pool# J32257 3.00%, 07/01/30	326,969	345,181
Pool# C41561 8.00%, 08/01/30	2,289	2,431
Pool# C01051 8.00%, 09/01/30	3,829	4,865
Pool# C43550 7.00%, 10/01/30	4,817	5,478
Pool# C44017 7.50%, 10/01/30	541	554
Pool# C43967 8.00%, 10/01/30	38,637	42,398
Pool# C44957 8.00%, 11/01/30	3,544	4,154
Pool# G18578 3.00%, 12/01/30	781,663	820,579
Pool# J33315 3.00%, 12/01/30	306,623	321,889
Pool# J33361 3.00%, 12/01/30	793,223	832,714
Pool# C01103 7.50%, 12/01/30	1,582	1,993
Pool# C46932 7.50%, 01/01/31	777	816
Pool# G18587 3.00%, 02/01/31	610,259	640,641
Pool# C47287 7.50%, 02/01/31	2,574	2,820
Pool# G18592 3.00%, 03/01/31	660,452	693,334
Pool# C48206 7.50%, 03/01/31	2,056	2,063
Pool# C91366 4.50%, 04/01/31	197,469	216,927
Pool# G18601 3.00%, 05/01/31	392,788	412,401
Pool# G18605 3.00%, 06/01/31	229,088	240,527
Pool# C91377 4.50%, 06/01/31	104,045	114,196
Pool# C53324 7.00%, 06/01/31	1,899	2,030

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C01209 8.00%, 06/01/31	$1,328	$1,556
Pool# C55071 7.50%, 07/01/31	731	755
Pool# G01309 7.00%, 08/01/31	2,732	3,343
Pool# C01222 7.00%, 09/01/31	1,850	2,113
Pool# G01311 7.00%, 09/01/31	17,630	21,289
Pool# G01315 7.00%, 09/01/31	640	764
Pool# C58647 7.00%, 10/01/31	342	349
Pool# C60012 7.00%, 11/01/31	924	971
Pool# C61298 8.00%, 11/01/31	3,070	3,176
Pool# C61105 7.00%, 12/01/31	6,528	7,024
Pool# C01305 7.50%, 12/01/31	1,345	1,552
Pool# C62218 7.00%, 01/01/32	2,946	3,017
Pool# C63171 7.00%, 01/01/32	8,117	9,034
Pool# C64121 7.50%, 02/01/32	2,295	2,379
Pool# D99004 3.50%, 03/01/32	269,637	288,971
Pool# G30577 3.50%, 04/01/32	637,480	683,182
Pool# C01345 7.00%, 04/01/32	10,608	12,970
Pool# G01391 7.00%, 04/01/32	29,622	35,018
Pool# C65717 7.50%, 04/01/32	4,879	5,025
Pool# C01370 8.00%, 04/01/32	4,306	5,164
Pool# C66916 7.00%, 05/01/32	20,330	23,596
Pool# C67235 7.00%, 05/01/32	12,684	13,764
Pool# C01381 8.00%, 05/01/32	19,041	22,874
Pool# C68290 7.00%, 06/01/32	3,041	3,271
Pool# C68300 7.00%, 06/01/32	13,410	15,449
Pool# D99266 3.50%, 07/01/32	445,038	476,952

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G01449 7.00%, 07/01/32	$19,803	$23,627
Pool# C68988 7.50%, 07/01/32	3,528	3,541
Pool# C69908 7.00%, 08/01/32	29,322	33,402
Pool# C70211 7.00%, 08/01/32	14,415	15,011
Pool# C91558 3.50%, 09/01/32	106,677	114,327
Pool# G01536 7.00%, 03/01/33	20,719	25,267
Pool# G30642 3.00%, 05/01/33	236,060	248,596
Pool# G30646 3.00%, 05/01/33	530,654	558,569
Pool# K90535 3.00%, 05/01/33	109,785	116,021
Pool# A16419 6.50%, 11/01/33	18,002	20,681
Pool# C01806 7.00%, 01/01/34	14,008	14,882
Pool# A21356 6.50%, 04/01/34	72,861	85,352
Pool# C01851 6.50%, 04/01/34	51,824	61,053
Pool# A22067 6.50%, 05/01/34	67,619	78,036
Pool# A24301 6.50%, 05/01/34	95,106	109,256
Pool# A24988 6.50%, 07/01/34	13,083	15,030
Pool# G01741 6.50%, 10/01/34	22,028	26,145
Pool# G08023 6.50%, 11/01/34	46,235	55,548
Pool# A33137 6.50%, 01/01/35	13,267	15,241
Pool# G01947 7.00%, 05/01/35	25,479	31,500
Pool# G08073 5.50%, 08/01/35	245,967	277,145
Pool# A37135 5.50%, 09/01/35	426,004	476,027
Pool# A47368 5.00%, 10/01/35	290,138	324,008
Pool# A38255 5.50%, 10/01/35	333,415	374,147
Pool# A38531 5.50%, 10/01/35	448,566	502,943
Pool# G08088 6.50%, 10/01/35	166,436	201,504

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A39759 5.50%, 11/01/35	$27,128	$30,446
Pool# A40376 5.50%, 12/01/35	18,731	21,000
Pool# A42305 5.50%, 01/01/36	54,756	61,092
Pool# A41548 7.00%, 01/01/36	20,417	21,969
Pool# G08111 5.50%, 02/01/36	382,018	429,809
Pool# A43861 5.50%, 03/01/36	115,434	129,217
Pool# A43884 5.50%, 03/01/36	391,111	435,351
Pool# A43885 5.50%, 03/01/36	399,718	458,614
Pool# A43886 5.50%, 03/01/36	723,629	834,184
Pool# A48378 5.50%, 03/01/36	278,975	315,435
Pool# G08116 5.50%, 03/01/36	69,042	77,774
Pool# A48735 5.50%, 05/01/36	21,978	24,468
Pool# A53039 6.50%, 10/01/36	141,704	162,786
Pool# A53219 6.50%, 10/01/36	17,532	20,140
Pool# G05254 5.00%, 01/01/37	251,464	279,086
Pool# G04331 5.00%, 02/01/37	234,800	261,007
Pool# G05941 6.00%, 02/01/37	1,171,821	1,345,384
Pool# G03620 6.50%, 10/01/37	6,810	7,823
Pool# G03721 6.00%, 12/01/37	110,859	126,507
Pool# G03969 6.00%, 02/01/38	120,947	137,316
Pool# G04913 5.00%, 03/01/38	420,559	466,159
Pool# G05299 4.50%, 06/01/38	418,905	457,355
Pool# G04581 6.50%, 08/01/38	224,133	257,480
Pool# A81674 6.00%, 09/01/38	515,180	584,802
Pool# A85442 5.00%, 03/01/39	367,390	405,464
Pool# G05459 5.50%, 05/01/39	3,432,343	3,825,698

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G05535 4.50%, 07/01/39	$1,327,012	$1,452,357
Pool# A89500 4.50%, 10/01/39	185,650	203,183
Pool# A91165 5.00%, 02/01/40	5,961,207	6,606,337
Pool# G60342 4.50%, 05/01/42	1,245,392	1,365,610
Pool# G60195 4.00%, 06/01/42	1,512,829	1,625,991
Pool# Q08977 4.00%, 06/01/42	233,552	250,016
Pool# Q11087 4.00%, 09/01/42	373,814	400,916
Pool# G07158 3.50%, 10/01/42	1,220,533	1,287,889
Pool# G07163 3.50%, 10/01/42	560,342	595,826
Pool# Q11532 3.50%, 10/01/42	398,044	420,262
Pool# Q12051 3.50%, 10/01/42	420,103	443,426
Pool# C09020 3.50%, 11/01/42	1,114,689	1,176,716
Pool# G07264 3.50%, 12/01/42	1,202,510	1,269,137
Pool# Q14292 3.50%, 01/01/43	219,137	233,107
Pool# Q15774 3.00%, 02/01/43	2,335,790	2,426,853
Pool# Q15884 3.00%, 02/01/43	1,312,755	1,363,874
Pool# Q16470 3.00%, 03/01/43	2,298,559	2,406,801
Pool# V80002 2.50%, 04/01/43	811,187	818,381
Pool# G08528 3.00%, 04/01/43	9,989,719	10,378,144
Pool# Q16915 3.00%, 04/01/43	761,683	798,058
Pool# Q17675 3.50%, 04/01/43	1,019,595	1,077,097
Pool# Q18523 3.50%, 05/01/43	2,191,338	2,311,940
Pool# G08534 3.00%, 06/01/43	3,109,959	3,230,243
Pool# Q18751 3.50%, 06/01/43	2,167,183	2,286,131
Pool# G07410 3.50%, 07/01/43	383,829	411,086
Pool# G07459 3.50%, 08/01/43	1,514,684	1,597,814

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G60038 3.50%, 01/01/44	$3,001,400	$3,167,616
Pool# Q26869 4.00%, 06/01/44	1,944,240	2,104,246
Pool# G07946 4.00%, 07/01/44	52,538	56,592
Pool# Q28607 3.50%, 09/01/44	657,432	699,240
Pool# G08632 3.50%, 03/01/45	1,816,706	1,916,749
Pool# Q34165 4.00%, 06/01/45	801,493	859,355
Pool# Q34167 4.00%, 06/01/45	1,834,099	1,967,069
Pool# Q35136 3.50%, 08/01/45	926,723	978,876
Pool# G08660 4.00%, 08/01/45	3,321,009	3,555,707
Pool# Q35617 4.00%, 08/01/45	4,731,144	5,074,146
Pool# V81873 4.00%, 08/01/45	840,355	899,882
Pool# G08669 4.00%, 09/01/45	1,514,195	1,620,653
Pool# V81973 3.50%, 10/01/45	141,075	149,369
Pool# G08672 4.00%, 10/01/45	1,085,277	1,162,230
Pool# G08675 3.00%, 11/01/45	246,332	255,611
Pool# G08676 3.50%, 11/01/45	5,157,054	5,447,737
Pool# G08677 4.00%, 11/01/45	4,353,442	4,661,978
Pool# G08680 3.00%, 12/01/45	625,521	649,081
Pool# Q37723 3.00%, 12/01/45	92,151	95,621
Pool# Q37731 3.00%, 12/01/45	103,277	107,167
Pool# G08681 3.50%, 12/01/45	1,762,871	1,862,296
Pool# G08682 4.00%, 12/01/45	1,280,642	1,371,528
Pool# G08687 3.50%, 01/01/46	1,251,063	1,321,792
Pool# Q38199 3.50%, 01/01/46	40,133	42,411
Pool# Q38357 4.00%, 01/01/46	357,908	383,298
Pool# Q38602 3.50%, 02/01/46	346,999	366,582

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q38643 3.50%, 02/01/46	$434,930	$459,497
Pool# G08693 3.50%, 03/01/46	1,930,582	2,039,491
Pool# G08698 3.50%, 03/01/46	1,400,243	1,479,457
Pool# Q39004 3.50%, 03/01/46	96,753	102,220
Pool# Q39230 3.50%, 03/01/46	820,075	866,506
Pool# Q39434 3.50%, 03/01/46	424,774	448,737
Pool# Q39440 4.00%, 03/01/46	247,536	265,325
Pool# Q39378 4.50%, 03/01/46	227,510	249,437
Pool# G08702 3.50%, 04/01/46	2,158,942	2,281,578
Pool# Q40244 3.50%, 04/01/46	86,721	91,591
Pool# Q40089 4.00%, 04/01/46	577,438	618,404
Pool# G08704 4.50%, 04/01/46	137,446	150,431
Pool# G60582 3.50%, 05/01/46	790,775	840,485
Pool# Q40718 3.50%, 05/01/46	404,166	427,125

Pool# G08707 4.00%, 05/01/46	67,212	71,980
Pool# Q40649 4.00%, 05/01/46	81,022	87,292
Pool# Q41208 3.50%, 06/01/46	1,990,369	2,103,484
Federal Home Loan Mortgage Corp. Gold Pool TBA 2.50%, 07/15/31	6,750,000	6,980,236
3.00%, 07/15/31	854,000	895,866
3.50%, 07/15/31	350,000	370,413
4.00%, 07/15/31	350,000	362,230
3.50%, 07/15/45	4,347,000	4,582,689
3.00%, 07/15/46	9,999,000	10,365,504
4.00%, 07/15/46	853,000	912,977
4.50%, 07/15/46	5,440,000	5,932,150
5.00%, 07/15/46	500,000	551,936
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.34%, 07/01/41 (a)	500,538	527,599
Pool# 2B0108 2.55%, 01/01/42 (a)	103,357	108,529

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Non Gold Pool (continued)
Pool# 2B1381 1.79%, 06/01/43 (a)	$46,946	$47,677
Federal National Mortgage Association Pool
Pool# 826869 5.50%, 08/01/20	98,853	104,595
Pool# 835228 5.50%, 08/01/20	2,906	3,057
Pool# 825811 5.50%, 09/01/20	2,674	2,829
Pool# 839585 5.50%, 09/01/20	7,400	7,614
Pool# 811505 5.50%, 10/01/20	4,741	5,083
Pool# 838565 5.50%, 10/01/20	101,068	107,424
Pool# 840102 5.50%, 10/01/20	65,930	69,005
Pool# 841947 5.50%, 10/01/20	4,726	4,923
Pool# 843102 5.50%, 10/01/20	2,482	2,617
Pool# 839100 5.50%, 11/01/20	2,229	2,377
Pool# 830670 5.50%, 12/01/20	3,729	3,925
Pool# 788210 5.50%, 02/01/21	6,374	6,526
Pool# 867183 5.50%, 02/01/21	8,879	9,371
Pool# 811558 5.50%, 03/01/21	101,770	106,928
Pool# 870296 5.50%, 03/01/21	1,151	1,180
Pool# 878120 5.50%, 04/01/21	3,963	4,237
Pool# 811559 5.50%, 05/01/21	8,300	8,672
Pool# 879115 5.50%, 05/01/21	9,044	9,478
Pool# 885440 5.50%, 05/01/21	2,369	2,515
Pool# 845489 5.50%, 06/01/21	668	719
Pool# 880950 5.50%, 07/01/21	20,991	22,254
Pool# 870092 5.50%, 08/01/21	1,746	1,850
Pool# 896599 5.50%, 08/01/21	503	533
Pool# 903350 5.00%, 10/01/21	5,343	5,632

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 894126 5.50%, 10/01/21	$801	$847
Pool# 902789 5.50%, 11/01/21	48,345	52,024
Pool# 901509 5.00%, 12/01/21	4,698	4,845
Pool# 906708 5.00%, 12/01/21	39,354	41,699
Pool# 928106 5.50%, 02/01/22	49,635	54,074
Pool# 914385 5.50%, 03/01/22	1,438	1,547
Pool# 913323 5.50%, 04/01/22	2,189	2,329
Pool# 913331 5.50%, 05/01/22	2,143	2,227
Pool# 899438 5.50%, 06/01/22	44,850	47,992
Pool# AA2549 4.00%, 04/01/24	286,022	304,592
Pool# 934863 4.00%, 06/01/24	514,774	548,979
Pool# AC1374 4.00%, 08/01/24	294,218	314,396
Pool# AC1529 4.50%, 09/01/24	830,658	891,113
Pool# AD0244 4.50%, 10/01/24	108,551	116,903
Pool# AD4089 4.50%, 05/01/25	616,991	656,076
Pool# 890216 4.50%, 07/01/25	199,083	213,133
Pool# AB1609 4.00%, 10/01/25	425,027	453,076
Pool# AH1361 3.50%, 12/01/25	408,284	435,001
Pool# AH1518 3.50%, 12/01/25	228,583	242,390
Pool# AH5616 3.50%, 02/01/26	1,175,769	1,246,891
Pool# AL0298 4.00%, 05/01/26	885,843	945,931
Pool# AB4277 3.00%, 01/01/27	1,275,207	1,339,158
Pool# AP4746 3.00%, 08/01/27	347,980	367,106
Pool# AP4640 3.00%, 09/01/27	171,125	180,538
Pool# AP7855 3.00%, 09/01/27	1,604,073	1,692,434
Pool# AB6886 3.00%, 11/01/27	183,055	193,206

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB6887 3.00%, 11/01/27	$378,238	$399,057
Pool# AQ3758 3.00%, 11/01/27	191,571	202,119
Pool# AQ4532 3.00%, 11/01/27	235,345	248,315
Pool# AQ5096 3.00%, 11/01/27	477,442	503,593
Pool# AQ7406 3.00%, 11/01/27	160,600	169,444
Pool# AQ2884 3.00%, 12/01/27	157,993	166,205
Pool# AS0487 2.50%, 09/01/28	752,303	783,820
Pool# 930998 4.50%, 04/01/29	104,987	114,522
Pool# AS4874 3.00%, 04/01/30	997,278	1,046,571
Pool# AS5412 2.50%, 07/01/30	392,898	406,874
Pool# AS5420 3.00%, 07/01/30	833,554	876,940
Pool# AL7152 3.50%, 07/01/30	1,150,718	1,228,901
Pool# AS5702 2.50%, 08/01/30	1,526,516	1,580,817
Pool# AZ4898 2.50%, 08/01/30	1,138,918	1,179,431
Pool# AS5560 3.00%, 08/01/30	672,405	705,309
Pool# AS5717 3.00%, 08/01/30	533,853	559,977
Pool# AY8448 3.00%, 08/01/30	2,815,802	2,953,593
Pool# AZ2953 3.00%, 09/01/30	2,798,404	2,935,344
Pool# AZ5718 3.00%, 09/01/30	2,788,514	2,924,971
Pool# AS6060 3.00%, 10/01/30	2,312,242	2,425,392
Pool# AZ9234 3.50%, 10/01/30	196,637	208,506
Pool# BA2993 3.00%, 11/01/30	570,732	598,661
Pool# AS6174 3.50%, 11/01/30	122,020	129,654
Pool# AS6272 2.50%, 12/01/30	555,691	575,458
Pool# AS6295 3.00%, 12/01/30	918,653	963,607
Pool# BA3545 3.00%, 12/01/30	460,509	483,044

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AH1515 4.00%, 12/01/30	$812,476	$879,855
Pool# AD0716 6.50%, 12/01/30	2,440,214	2,876,933
Pool# BA6532 2.50%, 01/01/31	448,715	464,676
Pool# AB2121 4.00%, 01/01/31	121,317	131,348
Pool# MA0641 4.00%, 02/01/31	633,574	685,999
Pool# 560868 7.50%, 02/01/31	792	810
Pool# AS6799 3.00%, 03/01/31	769,791	807,461
Pool# BC4410 3.50%, 03/01/31	78,672	83,496
Pool# 607212 7.50%, 10/01/31	13,045	15,078
Pool# MA0895 3.50%, 11/01/31	676,933	720,745
Pool# 607632 6.50%, 11/01/31	138	159
Pool# MA1029 3.50%, 04/01/32	512,707	546,089
Pool# 545556 7.00%, 04/01/32	7,901	9,455
Pool# AO2565 3.50%, 05/01/32	201,345	214,599
Pool# 545605 7.00%, 05/01/32	10,666	12,870
Pool# AO5103 3.50%, 06/01/32	460,707	491,050
Pool# MA1107 3.50%, 07/01/32	69,466	73,997
Pool# 651361 7.00%, 07/01/32	3,995	4,175
Pool# AP1990 3.50%, 08/01/32	231,874	248,115
Pool# AP1997 3.50%, 08/01/32	122,921	131,165
Pool# AO7202 3.50%, 09/01/32	531,340	566,979
Pool# MA1166 3.50%, 09/01/32	403,495	429,748
Pool# 661664 7.50%, 09/01/32	18,255	18,763
Pool# AP3673 3.50%, 10/01/32	411,547	439,154
Pool# AB6962 3.50%, 11/01/32	600,708	640,893
Pool# AQ3343 3.50%, 11/01/32	355,584	379,442

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 555346 5.50%, 04/01/33	$106,612	$122,155
Pool# 713560 5.50%, 04/01/33	11,740	13,266
Pool# 694846 6.50%, 04/01/33	16,450	18,930
Pool# 701261 7.00%, 04/01/33	634	690
Pool# AB9300 3.00%, 05/01/33	200,945	212,331
Pool# AB9402 3.00%, 05/01/33	556,345	587,527
Pool# AB9403 3.00%, 05/01/33	238,946	251,897
Pool# 555421 5.00%, 05/01/33	2,603,787	2,909,143
Pool# 555684 5.50%, 07/01/33	23,139	26,232
Pool# 720087 5.50%, 07/01/33	438,653	497,745
Pool# 728721 5.50%, 07/01/33	66,869	75,852
Pool# MA1527 3.00%, 08/01/33	2,283,305	2,406,996
Pool# 743235 5.50%, 10/01/33	41,223	46,806
Pool# 750229 6.50%, 10/01/33	46,059	53,004
Pool# 755872 5.50%, 12/01/33	490,738	556,260
Pool# 725221 5.50%, 01/01/34	10,925	12,394
Pool# 725223 5.50%, 03/01/34	1,172	1,330
Pool# 725228 6.00%, 03/01/34	1,004,115	1,165,327
Pool# 725425 5.50%, 04/01/34	634,758	719,342
Pool# 725423 5.50%, 05/01/34	61,340	69,596
Pool# 725594 5.50%, 07/01/34	261,225	296,730
Pool# 788027 6.50%, 09/01/34	26,766	30,802
Pool# 807310 7.00%, 11/01/34	3,941	4,327
Pool# 735141 5.50%, 01/01/35	814,707	925,358
Pool# 889852 5.50%, 05/01/35	23,388	26,528
Pool# 256023 6.00%, 12/01/35	793,594	910,441

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 745418 5.50%, 04/01/36	$137,669	$155,571
Pool# 745516 5.50%, 05/01/36	77,591	87,709
Pool# 889745 5.50%, 06/01/36	12,675	14,388
Pool# 888635 5.50%, 09/01/36	286,873	325,041
Pool# 995065 5.50%, 09/01/36	467,259	529,907
Pool# 995024 5.50%, 08/01/37	175,384	199,117
Pool# 995050 6.00%, 09/01/37	1,674,439	1,914,934
Pool# 955194 7.00%, 11/01/37	205,093	253,469
Pool# 928940 7.00%, 12/01/37	67,186	73,876
Pool# 990810 7.00%, 10/01/38	128,129	148,260
Pool# AC9890 2.81%, 04/01/40 (a)	2,558,374	2,692,942
Pool# AC9895 2.81%, 04/01/40 (a)	917,735	974,407
Pool# AD8536 5.00%, 08/01/40	627,538	698,661
Pool# AB1735 3.50%, 11/01/40	19,091	20,290
Pool# AE9747 4.50%, 12/01/40	1,692,695	1,855,475
Pool# 932888 3.50%, 01/01/41	380,879	409,650
Pool# 932891 3.50%, 01/01/41	65,009	69,620
Pool# AB2067 3.50%, 01/01/41	644,058	688,654
Pool# AB2068 3.50%, 01/01/41	356,761	379,328
Pool# AL3650 5.00%, 02/01/41	47,858	53,387
Pool# AL6521 5.00%, 04/01/41	2,694,668	3,033,142
Pool# AL0390 5.00%, 05/01/41	1,182,203	1,319,427
Pool# AL5863 4.50%, 06/01/41	5,877,297	6,450,181
Pool# AJ1249 3.30%, 09/01/41 (a)	654,916	682,678
Pool# AI9851 4.50%, 09/01/41	94,389	103,496
Pool# AL0761 5.00%, 09/01/41	356,905	398,995

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AJ5431 4.50%, 10/01/41	$194,440	$213,139
Pool# AJ4861 4.00%, 12/01/41	340,206	365,791
Pool# AK0714 2.42%, 02/01/42 (a)	174,597	183,582
Pool# AW8167 3.50%, 02/01/42	2,281,686	2,415,805
Pool# AB5185 3.50%, 05/01/42	900,422	953,347
Pool# AO3575 4.50%, 05/01/42	65,261	71,206
Pool# AO4647 3.50%, 06/01/42	1,604,219	1,697,985
Pool# AO8036 4.50%, 07/01/42	1,473,943	1,611,309
Pool# AP2092 4.50%, 08/01/42	46,430	50,660
Pool# AP6579 3.50%, 09/01/42	1,501,914	1,589,517
Pool# AB6524 3.50%, 10/01/42	2,654,263	2,808,405
Pool# AB7074 3.00%, 11/01/42	1,495,491	1,555,455
Pool# AB6786 3.50%, 11/01/42	1,192,330	1,260,859
Pool# AL2677 3.50%, 11/01/42	1,426,836	1,520,851
Pool# AQ2432 3.00%, 12/01/42	774,004	805,035
Pool# MA1273 3.50%, 12/01/42	802,804	850,109
Pool# AR4210 3.50%, 01/01/43	359,352	380,014
Pool# AT4982 1.90%, 04/01/43 (a)	105,188	107,953
Pool# AB9188 3.00%, 04/01/43	336,450	349,904
Pool# AR8213 3.50%, 04/01/43	414,817	440,996
Pool# AB9236 3.00%, 05/01/43	394,268	414,093
Pool# AB9237 3.00%, 05/01/43	1,256,063	1,317,474
Pool# AB9238 3.00%, 05/01/43	1,734,185	1,816,536
Pool# AB9362 3.50%, 05/01/43	2,033,448	2,172,197
Pool# AT4250 2.05%, 06/01/43 (a)	185,751	190,339
Pool# AT4145 3.00%, 06/01/43	485,848	508,905

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AT5897 3.00%, 06/01/43	$414,851	$431,431
Pool# AT9057 3.00%, 06/01/43	671,045	697,022
Pool# AB9814 3.00%, 07/01/43	1,667,284	1,746,486
Pool# AR7426 3.00%, 07/01/43	749,313	779,208
Pool# AS0021 3.00%, 07/01/43	7,624,545	7,929,036
Pool# AS0044 3.00%, 07/01/43	2,595,987	2,699,593
Pool# AT6871 3.00%, 07/01/43	249,829	259,782
Pool# AU1628 3.00%, 07/01/43	5,341,416	5,554,865
Pool# AS0203 3.00%, 08/01/43	1,139,875	1,194,023
Pool# AS0255 4.50%, 08/01/43	626,524	685,807
Pool# AS0516 3.00%, 09/01/43	3,396,864	3,532,348
Pool# AL4471 4.00%, 09/01/43	871,579	951,093
Pool# AL6951 3.50%, 10/01/43	1,327,744	1,404,192
Pool# AS2037 4.50%, 03/01/44	655,906	717,688
Pool# AS2276 4.50%, 04/01/44	1,275,085	1,394,746
Pool# AL7767 4.50%, 06/01/44	122,044	133,609
Pool# AS3161 4.00%, 08/01/44	3,249,182	3,497,042
Pool# BC5090 4.00%, 10/01/44	430,402	461,341
Pool# AS3655 4.50%, 10/01/44	2,759,540	3,015,032
Pool# AS3946 4.00%, 12/01/44	2,695,210	2,936,502
Pool# AS4375 4.00%, 02/01/45	1,149,242	1,258,411
Pool# AS4418 4.00%, 02/01/45	1,713,836	1,876,483
Pool# AX9524 4.00%, 02/01/45	2,436,572	2,669,906
Pool# AY1312 3.50%, 03/01/45	4,447,681	4,756,348
Pool# AS4921 3.50%, 05/01/45	2,254,336	2,397,260
Pool# AS5012 4.00%, 05/01/45	3,249,330	3,559,322

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS5386 4.00%, 07/01/45	$3,936,488	$4,239,883
Pool# AZ2323 4.00%, 07/01/45	1,454,111	1,572,413
Pool# AS5666 4.00%, 08/01/45	2,393,603	2,566,939
Pool# AS5668 4.00%, 08/01/45	2,453,512	2,642,615
Pool# AZ0968 4.00%, 08/01/45	1,296,906	1,391,277
Pool# AZ5682 4.00%, 08/01/45	1,203,074	1,301,031
Pool# AS5776 4.00%, 09/01/45	2,314,440	2,482,876
Pool# AS5888 4.00%, 09/01/45	343,069	369,511
Pool# AZ2947 4.00%, 09/01/45	1,405,862	1,507,681
Pool# MA2436 4.50%, 10/01/45	229,464	251,088
Pool# BA2164 3.00%, 11/01/45	365,881	380,045
Pool# AS6197 3.50%, 11/01/45	189,019	199,899
Pool# MA2458 4.00%, 11/01/45	1,954,496	2,096,842
Pool# BA3011 3.00%, 12/01/45	870,491	904,189
Pool# AS6282 3.50%, 12/01/45	3,207,162	3,409,486
Pool# AS6311 3.50%, 12/01/45	5,279,336	5,575,074
Pool# BA6247 3.50%, 12/01/45	689,887	728,535
Pool# BC0326 3.50%, 12/01/45	2,931,058	3,094,484
Pool# AS6400 4.00%, 12/01/45	2,333,140	2,506,887
Pool# BA6587 3.50%, 01/01/46	1,754,231	1,852,242
Pool# MA2495 3.50%, 01/01/46	2,450,163	2,587,065
Pool# AS6527 4.00%, 01/01/46	830,692	891,316
Pool# BC0727 3.50%, 02/01/46	592,366	625,452
Pool# BC1158 3.50%, 02/01/46	220,263	232,544
Pool# BC0605 4.00%, 02/01/46	105,120	112,795
Pool# BC2667 4.00%, 02/01/46	139,564	149,754

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS6763 3.50%, 03/01/46	$9,810,134	$10,358,191
Pool# BA4018 3.50%, 03/01/46	1,336,901	1,411,673
Pool# BC0307 3.50%, 03/01/46	2,850,688	3,009,834
Pool# BC2679 3.50%, 03/01/46	98,262	103,753
Pool# AS6795 4.00%, 03/01/46	711,395	764,461
Pool# AS6796 4.00%, 03/01/46	384,232	413,366
Pool# AS6848 4.00%, 03/01/46	578,021	622,558
Pool# BA6972 4.00%, 03/01/46	206,339	222,238
Pool# BC0288 4.00%, 03/01/46	85,755	92,362
Pool# BC0298 4.00%, 03/01/46	1,112,545	1,193,828
Pool# BC2493 4.00%, 03/01/46	155,496	166,754
Pool# BC2687 4.00%, 03/01/46	136,843	147,387
Pool# BC0289 4.50%, 03/01/46	118,268	129,523
Pool# AS7043 3.50%, 04/01/46	5,263,231	5,558,400
Pool# AS7077 3.50%, 04/01/46	1,519,744	1,604,975
Pool# BC0825 3.50%, 04/01/46	990,076	1,045,601
Pool# BC4991 3.50%, 04/01/46	548,323	579,075
Pool# BC8396 3.50%, 04/01/46	409,322	432,278
Pool# MA2578 3.50%, 04/01/46	569,311	601,239
Pool# AS6996 4.00%, 04/01/46	2,966,708	3,195,290
Pool# AS7026 4.00%, 04/01/46	88,105	94,681
Pool# AS7039 4.50%, 04/01/46	431,427	472,480
Pool# BC0787 4.50%, 04/01/46	68,066	74,550
Pool# AS7171 3.50%, 05/01/46	225,150	238,123
Pool# BC1809 3.50%, 05/01/46	423,685	447,446
Pool# AS7108 4.00%, 05/01/46	2,068,448	2,227,818

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS7251 4.00%, 05/01/46	$73,429	$79,087
Pool# AS7490 3.50%, 07/01/46	254,264	270,403
Federal National Mortgage Association Pool TBA 2.50%, 07/25/31	15,711,000	16,254,431
3.00%, 07/25/31	9,663	10,130
3.50%, 07/25/31	1,530,000	1,621,226
4.00%, 07/25/31	1,953,000	2,023,491
4.50%, 07/25/31	665,000	681,755
5.00%, 07/25/31	35,000	35,915
2.50%, 07/25/46	280,000	283,325
3.00%, 07/25/46	13,899,000	14,424,010
3.50%, 07/25/46	1,215,000	1,282,015
4.00%, 07/25/46	142,680	152,976
4.50%, 07/25/46	3,356,148	3,663,428
5.00%, 07/25/46	732,000	813,297
5.50%, 07/25/46	1,700,000	1,910,906
4.00%, 08/25/46	21,320	22,838
4.50%, 08/25/46	446,852	487,485
5.00%, 08/25/46	200,000	222,150
Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	402	409
Pool# 376510 7.00%, 05/15/24	1,705	1,866
Pool# 457801 7.00%, 08/15/28	3,326	3,707
Pool# 486936 6.50%, 02/15/29	2,164	2,573
Pool# 502969 6.00%, 03/15/29	6,695	7,683
Pool# 487053 7.00%, 03/15/29	2,859	3,246
Pool# 781014 6.00%, 04/15/29	5,477	6,424
Pool# 509099 7.00%, 06/15/29	3,844	3,974
Pool# 470643 7.00%, 07/15/29	15,117	16,198
Pool# 434505 7.50%, 08/15/29	159	180
Pool# 416538 7.00%, 10/15/29	286	287
Pool# 524269 8.00%, 11/15/29	7,923	8,050
Pool# 781124 7.00%, 12/15/29	14,546	17,924
Pool# 507396 7.50%, 09/15/30	51,249	54,369

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 531352 7.50%, 09/15/30	$4,668	$5,049
Pool# 536334 7.50%, 10/15/30	212	219
Pool# 540659 7.00%, 01/15/31	967	988
Pool# 486019 7.50%, 01/15/31	2,134	2,461
Pool# 535388 7.50%, 01/15/31	665	684
Pool# 537406 7.50%, 02/15/31	472	480
Pool# 528589 6.50%, 03/15/31	39,145	44,658
Pool# 508473 7.50%, 04/15/31	6,701	7,641
Pool# 544470 8.00%, 04/15/31	3,337	3,384
Pool# 781287 7.00%, 05/15/31	7,068	8,740
Pool# 549742 7.00%, 07/15/31	1,086	1,086
Pool# 781319 7.00%, 07/15/31	2,157	2,602
Pool# 485879 7.00%, 08/15/31	10,412	11,711
Pool# 572554 6.50%, 09/15/31	53,277	60,781
Pool# 555125 7.00%, 09/15/31	857	872
Pool# 781328 7.00%, 09/15/31	6,915	8,550
Pool# 550991 6.50%, 10/15/31	1,326	1,513
Pool# 571267 7.00%, 10/15/31	1,305	1,514
Pool# 574837 7.50%, 11/15/31	2,598	2,680
Pool# 555171 6.50%, 12/15/31	1,501	1,712
Pool# 781380 7.50%, 12/15/31	2,079	2,598
Pool# 781481 7.50%, 01/15/32	10,635	13,161
Pool# 580972 6.50%, 02/15/32	220	251
Pool# 781401 7.50%, 02/15/32	5,943	7,553
Pool# 781916 6.50%, 03/15/32	114,045	136,186
Pool# 552474 7.00%, 03/15/32	7,430	8,452

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781478 7.50%, 03/15/32	$3,985	$4,985
Pool# 781429 8.00%, 03/15/32	6,706	8,547
Pool# 781431 7.00%, 04/15/32	25,345	31,348
Pool# 568715 7.00%, 05/15/32	47,270	50,012
Pool# 552616 7.00%, 06/15/32	46,902	54,150
Pool# 570022 7.00%, 07/15/32	28,365	34,053
Pool# 595077 6.00%, 10/15/32	12,433	14,590
Pool# 596657 7.00%, 10/15/32	5,128	5,337
Pool# 552903 6.50%, 11/15/32	182,904	210,955
Pool# 552952 6.00%, 12/15/32	14,741	17,110
Pool# 588192 6.00%, 02/15/33	10,466	12,246
Pool# 602102 6.00%, 02/15/33	17,568	20,111
Pool# 553144 5.50%, 04/15/33	48,371	55,260
Pool# 604243 6.00%, 04/15/33	22,006	25,826
Pool# 611526 6.00%, 05/15/33	9,997	11,437
Pool# 553320 6.00%, 06/15/33	48,249	56,625
Pool# 573916 6.00%, 11/15/33	39,338	45,019
Pool# 604788 6.50%, 11/15/33	115,834	132,150
Pool# 604875 6.00%, 12/15/33	49,683	58,266
Pool# 781688 6.00%, 12/15/33	64,945	76,222
Pool# 781690 6.00%, 12/15/33	25,520	29,938
Pool# 781699 7.00%, 12/15/33	11,061	13,355
Pool# 621856 6.00%, 01/15/34	38,587	44,169
Pool# 564799 6.00%, 03/15/34	107,578	126,243
Pool# 630038 6.50%, 08/15/34	98,341	112,193
Pool# 781804 6.00%, 09/15/34	72,063	84,605

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781847 6.00%, 12/15/34	$57,729	$67,598
Pool# 486921 5.50%, 02/15/35	22,391	25,680
Pool# 781902 6.00%, 02/15/35	59,675	68,214
Pool# 781933 6.00%, 06/15/35	9,357	10,987
Pool# 649510 5.50%, 10/15/35	325,111	370,628
Pool# 649513 5.50%, 10/15/35	570,561	645,509
Pool# 652207 5.50%, 03/15/36	141,565	159,065
Pool# 652539 5.00%, 05/15/36	31,205	34,734
Pool# 655519 5.00%, 05/15/36	55,599	61,904
Pool# 606308 5.50%, 05/15/36	53,393	60,585
Pool# 606314 5.50%, 05/15/36	13,928	15,668
Pool# 657912 6.50%, 08/15/36	7,711	8,815
Pool# 697957 4.50%, 03/15/39	2,551,276	2,815,977
Pool# 704630 5.50%, 07/15/39	100,419	113,197
Pool# 710724 4.50%, 08/15/39	1,006,414	1,111,381
Pool# 722292 5.00%, 09/15/39	1,690,094	1,881,217
Pool# 782803 6.00%, 11/15/39	881,053	1,007,686
Pool# 736666 4.50%, 04/15/40	2,467,462	2,718,442
Pool# 733312 4.00%, 09/15/40	130,260	142,285
Pool# 742235 4.00%, 12/15/40	396,453	427,485
Pool# 690662 4.00%, 01/15/41	97,140	106,055
Pool# 719486 4.00%, 01/15/41	63,308	69,168
Pool# 742244 4.00%, 01/15/41	315,995	345,255
Pool# 753826 4.00%, 01/15/41	107,458	117,395
Pool# 755958 4.00%, 01/15/41	323,626	353,314
Pool# 755959 4.00%, 01/15/41	260,270	285,056

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 759075 4.00%, 01/15/41	$292,266	$320,063
Pool# 757555 4.00%, 02/15/41	51,634	56,457
Pool# 757557 4.00%, 02/15/41	72,215	78,881
Pool# 759207 4.00%, 02/15/41	494,806	541,425
Pool# 738107 4.00%, 03/15/41	928,981	1,009,425
Pool# 778869 4.00%, 02/15/42	497,677	541,847
Pool# AD2254 3.50%, 03/15/43	217,032	231,414
Pool# AD8789 3.50%, 03/15/43	1,140,709	1,224,313
Pool# AA6403 3.00%, 05/15/43	1,771,743	1,856,215
Pool# AD2411 3.50%, 05/15/43	876,171	934,289
Government National Mortgage Association I Pool TBA
3.00%, 07/15/46	2,850,000	2,977,137
3.50%, 07/15/46	2,100,000	2,229,117
4.00%, 07/15/46	1,000,000	1,074,375
4.50%, 07/15/46	575,000	632,767
Pool# G23851 5.50%, 05/20/36	890,677	991,683
Pool# G24245 6.00%, 09/20/38	389,443	444,890
Pool# G24559 5.00%, 10/20/39	1,036,672	1,153,203
Pool# G24715 5.00%, 06/20/40	249,259	277,223
Pool# G24747 5.00%, 07/20/40	3,029,920	3,370,450
Pool# G24771 4.50%, 08/20/40	2,708,911	2,957,487
Pool# G24802 5.00%, 09/20/40	1,794,231	1,995,729
Pool# G24834 4.50%, 10/20/40	606,690	662,362
Pool# 737727 4.00%, 12/20/40	2,683,373	2,915,420
Pool# 737730 4.00%, 12/20/40	809,899	880,509
Pool# G24923 4.50%, 01/20/41	916,998	1,001,147
Pool# G24978 4.50%, 03/20/41	142,552	155,633
Pool# G25017 4.50%, 04/20/41	1,620,155	1,764,448

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool TBA (continued)
Pool# G25056 5.00%, 05/20/41	$476,618	$530,133
Pool# G25082 4.50%, 06/20/41	590,140	644,298
Pool# G25175 4.50%, 09/20/41	618,562	675,330
Pool# G2675523 3.50%, 03/20/42	562,374	600,789
Pool# G25332 4.00%, 03/20/42	626,149	673,636
Pool# G2MA0392 3.50%, 09/20/42	2,885,521	3,075,519
Pool# G2MA0534 3.50%, 11/20/42	4,148,480	4,421,641
Pool# G2MA0852 3.50%, 03/20/43	2,172,155	2,315,189
Pool# G2MA0934 3.50%, 04/20/43	2,031,774	2,165,566
Pool# G2AF1001 3.50%, 06/20/43	1,267,414	1,360,566
Pool# G2 MA1376 4.00%, 10/20/43	1,199,220	1,281,227
Pool# G2 MA2372 4.00%, 11/20/44	8,702,685	9,306,282
Pool# G2 MA2824 2.50%, 05/20/45	1,261,460	1,288,598
Pool# G2 AM4381 3.50%, 05/20/45	1,577,597	1,678,087
Pool# G2 MA2891 3.00%, 06/20/45	6,707,445	7,022,160
Pool# G2 MA3034 3.50%, 08/20/45	1,181,796	1,255,758
Pool# G2 AO1099 3.50%, 09/20/45	1,022,573	1,092,809
Pool# G2 AO1103 3.50%, 09/20/45	2,434,906	2,602,372
Pool# G2 MA3105 3.50%, 09/20/45	3,071,081	3,263,705
Pool# G2 MA3106 4.00%, 09/20/45	226,073	241,755
Pool# G2 MA3173 3.50%, 10/20/45	828,288	880,291
Pool# G2 MA3174 4.00%, 10/20/45	10,003,038	10,699,447
Pool# G2 MA3243 3.00%, 11/20/45	1,840,416	1,926,768
Pool# G2 MA3244 3.50%, 11/20/45	3,060,369	3,252,590
Pool# G2 MA3245 4.00%, 11/20/45	216,252	231,380
Pool# G2 MA3246 4.50%, 11/20/45	1,106,602	1,188,665

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool TBA (continued)
Pool# G2 MA3309 3.00%, 12/20/45	$3,262,824	$3,415,916
Pool# G2 MA3310 3.50%, 12/20/45	4,345,376	4,618,420
Pool# G2 MA3376 3.50%, 01/20/46	7,603,154	8,081,102
Pool# G2 MA3377 4.00%, 01/20/46	1,576,725	1,687,345
Pool# G2 MA3454 3.50%, 02/20/46	5,692,499	6,051,160
Pool# G2 MA3521 3.50%, 03/20/46	5,135,358	5,460,239
Pool# G2 MA3663 3.50%, 05/20/46	736,593	783,169
Pool# G2 MA3736 3.50%, 06/20/46	872,265	927,466
Pool# G2 MA3737 4.00%, 06/20/46	180,269	193,698
Government National Mortgage Association II Pool TBA
3.00%, 07/15/46	17,942,000	18,759,552
3.50%, 07/15/46	9,401,000	9,977,913
4.00%, 07/15/46	694,000	741,821
4.50%, 07/15/46	2,188,000	2,347,986

Total U.S. Government Mortgage Backed Agencies (cost $620,172,079)		633,903,737

U.S. Government Sponsored & Agency Obligations 2.3%
Federal Home Loan Banks 5.50%, 07/15/36 (b)	1,500,000	2,164,147
Federal Home Loan Mortgage Corp.
0.88%, 03/07/18	4,000,000	4,007,372
1.20%, 10/29/18	3,400,000	3,401,125
3.75%, 03/27/19	1,870,000	2,018,994
1.38%, 05/01/20 (b)	5,500,000	5,582,918
2.38%, 01/13/22 (b)	6,000,000	6,354,918
6.75%, 09/15/29	557,000	850,103
6.25%, 07/15/32	1,245,000	1,883,579
Federal National Mortgage Association Pool
0.88%, 12/20/17	6,000,000	6,021,198
0.88%, 02/08/18	2,000,000	2,010,198
0.88%, 05/21/18 (b)	7,310,000	7,338,933
1.75%, 06/20/19	500,000	513,613
1.75%, 09/12/19 (b)	2,000,000	2,055,380
2.63%, 09/06/24	1,000,000	1,075,896
6.25%, 05/15/29	500,000	728,175
Financing Corp. (FICO) 9.80%, 11/30/17	18,000	20,324

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Tennessee Valley Authority
6.25%, 12/15/17	$50,000	$53,937
4.50%, 04/01/18 (b)	4,635,000	4,940,678
4.88%, 01/15/48	500,000	626,535

Total U.S. Government Sponsored & Agency Obligations (cost $49,466,885)		51,648,023

U.S. Treasury Bonds 6.8%
U.S. Treasury Bonds
8.13%, 08/15/19	1,900,000	2,332,769
8.50%, 02/15/20 (b)	2,138,000	2,725,533
8.00%, 11/15/21	2,210,000	3,008,793
7.63%, 11/15/22 (b)	2,000,000	2,791,718
6.25%, 08/15/23	6,000,000	8,042,112
7.50%, 11/15/24 (b)	1,500,000	2,230,840
6.88%, 08/15/25	449,000	658,749
6.00%, 02/15/26 (b)	1,000,000	1,408,320

6.75%, 08/15/26 (b)	2,000,000	2,995,312
6.13%, 11/15/27 (b)	500,000	738,086
5.25%, 02/15/29	200,000	282,797
4.50%, 02/15/36 (b)	1,500,000	2,160,587
4.75%, 02/15/37	500,000	743,789
5.00%, 05/15/37	305,000	468,842
4.25%, 05/15/39	1,500,000	2,096,484
4.50%, 08/15/39	1,080,000	1,561,275
4.38%, 11/15/39	300,000	426,422
4.63%, 02/15/40 (b)	5,000,000	7,350,195
4.38%, 05/15/40	1,600,000	2,276,374
3.88%, 08/15/40	1,000,000	1,327,227
4.25%, 11/15/40	1,400,000	1,960,328
4.75%, 02/15/41	2,600,000	3,901,118
3.75%, 08/15/41	8,000,000	10,435,312
3.13%, 11/15/41	7,100,000	8,384,376
3.13%, 02/15/42	2,000,000	2,363,282
3.00%, 05/15/42 (b)	1,000,000	1,155,078
2.75%, 08/15/42	5,500,000	6,059,884
2.75%, 11/15/42	1,500,000	1,650,117
3.13%, 02/15/43	4,750,000	5,599,248
2.88%, 05/15/43	2,000,000	2,248,984
3.63%, 08/15/43	2,000,000	2,580,390
3.75%, 11/15/43	5,000,000	6,596,875
3.63%, 02/15/44	2,500,000	3,223,438
3.38%, 05/15/44	500,000	616,231
3.13%, 08/15/44	5,700,000	6,709,521
3.00%, 11/15/44	7,500,000	8,623,245
2.50%, 02/15/45	15,800,000	16,449,901
3.00%, 05/15/45	2,500,000	2,873,535
2.88%, 08/15/45	6,300,000	7,074,213
3.00%, 11/15/45	9,100,000	10,463,580

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
2.50%, 02/15/46 (b)	$500,000	$520,645
2.50%, 05/15/46	1,100,000	1,146,277

Total U.S. Treasury Bonds (cost $134,938,641)		156,261,802

U.S. Treasury Notes 29.0%
U.S. Treasury Notes
0.88%, 07/15/17	10,000,000	10,035,940
0.50%, 07/31/17	8,000,000	7,997,504
0.88%, 08/15/17	12,000,000	12,044,532
1.88%, 08/31/17	5,000,000	5,076,955
1.00%, 09/15/17	2,000,000	2,010,546
0.75%, 10/31/17	12,000,000	12,029,064
4.25%, 11/15/17	3,710,000	3,896,658
0.63%, 11/30/17 (b)	5,000,000	5,004,100
2.25%, 11/30/17	4,400,000	4,503,470
1.00%, 12/15/17	15,129,000	15,222,376
0.88%, 01/31/18 (b)	7,000,000	7,032,536
0.75%, 02/28/18	2,500,000	2,506,835
2.75%, 02/28/18 (b)	7,000,000	7,250,194
0.75%, 03/31/18	8,600,000	8,623,512
2.88%, 03/31/18	20,000,000	20,789,840
0.75%, 04/15/18 (b)	9,000,000	9,024,255
2.38%, 05/31/18	4,000,000	4,135,468
0.88%, 07/15/18 (b)	8,000,000	8,043,128
1.00%, 09/15/18	10,000,000	10,081,250
1.38%, 09/30/18 (b)	13,000,000	13,214,799
0.88%, 10/15/18 (b)	8,500,000	8,545,492
1.25%, 10/31/18	2,000,000	2,027,734
1.25%, 11/30/18 (b)	5,000,000	5,071,290
1.25%, 12/15/18 (b)	8,500,000	8,622,851
1.38%, 12/31/18	5,000,000	5,088,475
1.13%, 01/15/19	8,200,000	8,291,930
1.50%, 01/31/19 (b)	5,000,000	5,104,490
1.38%, 02/28/19	1,000,000	1,018,164
1.63%, 03/31/19	7,000,000	7,175,546
3.13%, 05/15/19 (b)	5,000,000	5,344,140
1.13%, 05/31/19 (b)	2,000,000	2,024,532
1.50%, 05/31/19 (b)	500,000	511,289
1.00%, 06/30/19 (b)	4,500,000	4,538,147
3.63%, 08/15/19	11,000,000	11,980,551
1.00%, 08/31/19 (b)	9,000,000	9,069,255
1.63%, 08/31/19	4,000,000	4,108,592
1.75%, 09/30/19	8,000,000	8,250,312
3.38%, 11/15/19	5,360,000	5,824,187
1.50%, 11/30/19	10,500,000	10,744,450
1.13%, 12/31/19	3,000,000	3,032,226
1.63%, 12/31/19	2,000,000	2,055,234
3.63%, 02/15/20	7,480,000	8,230,925
1.25%, 02/29/20	9,700,000	9,844,743
1.38%, 02/29/20	6,000,000	6,113,202

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.13%, 03/31/20 (b)	$5,000,000	$5,050,780
1.38%, 03/31/20 (b)	25,000,000	25,472,650
1.38%, 04/30/20	4,800,000	4,890,374
3.50%, 05/15/20 (b)	19,400,000	21,323,335
1.88%, 06/30/20	1,000,000	1,038,281
1.63%, 07/31/20 (b)	5,000,000	5,141,600
2.00%, 07/31/20	7,000,000	7,305,431
2.63%, 08/15/20	4,710,000	5,035,282
1.38%, 08/31/20	5,000,000	5,091,600
1.38%, 10/31/20	5,000,000	5,090,430
1.75%, 10/31/20	6,000,000	6,201,798
2.63%, 11/15/20	15,300,000	16,392,512
1.63%, 11/30/20 (b)	10,000,000	10,292,970
2.00%, 11/30/20	1,000,000	1,044,961
1.75%, 12/31/20	9,100,000	9,413,167
2.38%, 12/31/20	1,000,000	1,061,562
1.38%, 01/31/21	4,000,000	4,070,780
1.13%, 02/28/21	5,000,000	5,035,155
1.25%, 03/31/21	5,000,000	5,058,205
3.13%, 05/15/21	6,000,000	6,601,170
2.25%, 07/31/21 (b)	3,000,000	3,178,827
2.13%, 08/15/21	1,500,000	1,580,742
2.13%, 09/30/21	9,000,000	9,484,452
2.00%, 11/15/21	6,000,000	6,289,452
1.88%, 11/30/21	4,000,000	4,165,312
1.50%, 01/31/22	5,000,000	5,101,170
2.00%, 02/15/22	3,000,000	3,142,266
1.75%, 03/31/22	26,500,000	27,380,913
1.75%, 04/30/22	7,000,000	7,232,421
1.75%, 05/15/22 (b)	4,000,000	4,133,280
2.13%, 06/30/22	6,500,000	6,853,438
2.00%, 07/31/22	500,000	523,516
1.75%, 09/30/22	8,500,000	8,769,280
1.63%, 11/15/22	1,300,000	1,330,672
2.00%, 11/30/22	3,500,000	3,663,107
2.13%, 12/31/22	1,500,000	1,581,504
1.75%, 01/31/23	3,600,000	3,710,531
1.50%, 03/31/23	4,500,000	4,564,863
1.75%, 05/15/23 (b)	7,000,000	7,221,214
1.63%, 05/31/23	2,000,000	2,045,156
2.75%, 11/15/23 (b)	5,000,000	5,511,720
2.75%, 02/15/24 (b)	2,500,000	2,759,667
2.50%, 05/15/24 (b)	7,000,000	7,602,931
2.38%, 08/15/24 (b)	9,353,000	10,067,625
2.25%, 11/15/24 (b)	7,550,000	8,053,728
2.00%, 02/15/25 (b)	4,200,000	4,394,250
2.13%, 05/15/25	13,300,000	14,048,644
2.00%, 08/15/25 (b)	19,000,000	19,863,170
2.25%, 11/15/25	8,500,000	9,068,438
1.63%, 02/15/26	3,500,000	3,539,375
1.63%, 05/15/26 (b)	2,500,000	2,530,568

Total U.S. Treasury Notes (cost $642,149,192)		661,144,994

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Yankee Dollars 0.4%

	Principal Amount	Market Value

Banks 0.1%
Bank of Montreal, 1.40%, 04/10/18	$1,325,000	$1,330,855
Westpac Banking Corp., 4.63%, 06/01/18	147,000	155,028

		1,485,883

Chemicals 0.0%†
Agrium, Inc.
3.15%, 10/01/22	50,000	50,927
6.13%, 01/15/41	150,000	177,993
5.25%, 01/15/45	350,000	375,433
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	150,474

		754,827

Electric Utilities 0.0%†
Hydro Quebec, 8.40%, 01/15/22	220,000	290,555

Gas Utilities 0.1%
TransCanada PipeLines Ltd., 5.85%, 03/15/36	750,000	862,378

Insurance 0.0%†
XLIT Ltd., 4.45%, 03/31/25	750,000	756,845

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	80,000	98,317
Xstrata Canada Corp., 6.20%, 06/15/35	77,000	67,105

		165,422

Oil, Gas & Consumable Fuels 0.1%
Nexen, Inc.
5.88%, 03/10/35	133,000	155,673
6.40%, 05/15/37	350,000	433,504
Petro-Canada, 5.95%, 05/15/35	271,000	319,307
Statoil ASA, 6.80%, 01/15/28	350,000	465,672
Suncor Energy, Inc.
3.60%, 12/01/24	235,000	247,144
6.50%, 06/15/38	500,000	644,320

		2,265,620

Road & Rail 0.1%
Canadian National Railway Co.
6.90%, 07/15/28	242,000	344,747
6.20%, 06/01/36	236,000	321,551

Yankee Dollars (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Canadian Pacific Railway Co.
2.90%, 02/01/25	$500,000	$507,736
6.13%, 09/15/15	250,000	311,680

		1,485,714

Supranational 0.0%†
Inter-American Development Bank, 6.80%, 10/15/25	413,000	574,922

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	107,252

Total Yankee Dollars (cost $7,860,786)		8,749,418

Repurchase Agreements 0.6%
Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $2,000,024, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $2,040,000. (f)(g)	2,000,000	2,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $2,000,022, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $2,040,000. (f)(g)	2,000,000	2,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,882,038, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $4,979,618. (f)(g)	4,881,979	4,881,979
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $1,500,025, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $1,530,026. (f)(g)	1,500,000	1,500,000

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $1,500,018, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $1,530,000. (f)(g)	$1,500,000	$1,500,000

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $2,000,144, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $2,040,073. (f)(g)	2,000,000	2,000,000

Total Repurchase Agreements (cost $13,881,979)		13,881,979

TBA Sale Commitments (0.0%)†
U.S. Government Mortgage Backed Agencies (0.0%)†
Federal Home Loan Mortgage Corp. Gold Pool TBA 2.50%, 07/15/46	(225,000)	(226,855)

Total TBA Sale Commitment (cost $(225,053))		(226,855)

Total Investments (cost $2,172,219,603) (h) — 99.5%		2,269,563,806
Other assets in excess of liabilities — 0.5%		11,419,759

NET ASSETS — 100.0%		$2,280,983,565

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2016. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $268,859,316, which was collateralized by repurchase agreements with a total value of $13,881,979 and $261,586,983 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% - 29.28%, and maturity dates ranging from 07/14/16 - 05/20/66, a total value of $275,468,962.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $15,643,426 which represents 0.69% of net assets.

(d)	Investment in affiliate.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2016.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $13,881,979.

(g)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ACES	Alternative Credit Enhancement Services

AG	Stock Corporation

AGM	Assured Guaranty Municipal Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

COP	Certificates of Participation

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NATL	National Public Finance Guarantee Corporation

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

SAB	Limited Trading Company

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund (Continued)

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Bond Index Fund
Assets:
Investment in affiliate, at value (cost $64,358)	$109,175
Investments in non-affiliates, at value* (cost $2,158,498,319)	2,255,799,507
Repurchase agreements, at value (cost $13,881,979)	13,881,979

Total Investments, at value (total cost $2,172,444,656)	2,269,790,661

Cash	127,333,042
Interest receivable	12,535,506
Security lending income receivable	13,518
Receivable for investments sold	29,600,961
Receivable for capital shares issued	704,224
Prepaid expenses	14,643

Total Assets	2,439,992,555

Liabilities:
Payable for investments purchased	142,333,377
Payable for capital shares redeemed	2,088,175
TBA Sale Commitments (proceeds $225,053)	226,855
Payable upon return of securities loaned (Note 2)	13,881,979
Accrued expenses and other payables:
Investment advisory fees	338,212
Fund administration fees	53,321
Administrative servicing fees	17,659
Accounting and transfer agent fees	9,462
Custodian fees	14,767
Compliance program costs (Note 3)	2,470
Professional fees	36,316
Printing fees	6,397

Total Liabilities	159,008,990

Net Assets	$2,280,983,565

Represented by:
Capital	$2,140,322,061
Accumulated undistributed net investment income	30,245,411
Accumulated net realized gains from affiliated and non-affiliated investments	13,071,890
Net unrealized appreciation/(depreciation) from investment in affiliate	44,817
Net unrealized appreciation/(depreciation) from investments in non-affiliates	97,301,188
Net unrealized appreciation/(depreciation) from TBA Sale Commitment	(1,802)

Net Assets	$2,280,983,565

*	Includes value of securities on loan of $268,859,316 (Note 2).

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Bond Index Fund
Net Assets:
Class I Shares	$149,722,863
Class Y Shares	2,131,260,702

Total	$2,280,983,565

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,726,139
Class Y Shares	195,042,676

Total	208,768,815

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.91
Class Y Shares	$10.93

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$28,403,778
Income from securities lending (Note 2)	179,892
Dividend income from non-affiliates	11,041
Interest income from affiliate	3,534

Total Income	28,598,245

EXPENSES:
Investment advisory fees	2,076,720
Fund administration fees	327,434
Administrative servicing fees Class I Shares	111,539
Professional fees	69,901
Printing fees	7,927
Trustee fees	37,405
Custodian fees	42,322
Accounting and transfer agent fees	27,604
Compliance program costs (Note 3)	5,118
Other	31,251

Total Expenses	2,737,221

NET INVESTMENT INCOME	25,861,024

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	8,610,483
Net change in unrealized appreciation/(depreciation) from investment in affiliate	1,213
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	84,436,689
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitment	(1,802)

Net change in unrealized appreciation/(depreciation) from investments in affiliate, non-affiliates and TBA Sale Commitment	84,436,100

Net realized/unrealized gains from affiliated and non-affiliated investments and TBA Sale Commitment	93,046,583

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$118,907,607

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$25,861,024	$46,561,405
Net realized gains from non-affiliated investments	8,610,483	7,770,392
Net change in unrealized appreciation/(depreciation) from investments in affiliate, non-affiliates and TBA Sale Commitments	84,436,100	(53,254,040)

Change in net assets resulting from operations	118,907,607	1,077,757

Distributions to Shareholders From:
Net investment income:
Class I	–	(2,110,223)
Class Y	–	(46,062,770)
Net realized gains:
Class I	–	(1,034,312)
Class Y	–	(25,485,936)

Change in net assets from shareholder distributions	–	(74,693,241)

Change in net assets from capital transactions	(165,174,077)	411,734,257

Change in net assets	(46,266,470)	338,118,773

Net Assets:
Beginning of period	2,327,250,035	1,989,131,262

End of period	$2,280,983,565	$2,327,250,035

Accumulated undistributed net investment income at end of period	$30,245,411	$4,384,387

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$43,674,323	$96,634,238
Dividends reinvested	–	3,144,535
Cost of shares redeemed	(40,252,593)	(15,438,352)

Total Class I Shares	3,421,730	84,340,421

Class Y Shares
Proceeds from shares issued	85,575,099	442,393,733
Dividends reinvested	–	71,548,706
Cost of shares redeemed	(254,170,906)	(186,548,603)

Total Class Y Shares	(168,595,807)	327,393,836

Change in net assets from capital transactions	$(165,174,077)	$411,734,257

Statements of Changes in Net Assets (Continued)

	NVIT Bond Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	4,134,335	9,085,724
Reinvested	–	300,930
Redeemed	(3,786,097)	(1,446,954)

Total Class I Shares	348,238	7,939,700

Class Y Shares
Issued	8,028,786	40,854,127
Reinvested	–	6,833,761
Redeemed	(23,856,968)	(17,402,909)

Total Class Y Shares	(15,828,182)	30,284,979

Total change in shares	(15,479,944)	38,224,679

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.37	0.11	0.43	0.54	–	–	–	$10.91	5.21%		$149,722,863	0.38%	2.11%	0.38%	77.02%
Year Ended December 31, 2015	$10.69	0.21	(0.20)	0.01	(0.21)	(0.12)	(0.33)	$10.37	0.14%		$138,704,554	0.38%	1.96%	0.38%	283.08%
Period Ended December 31, 2014 (f)	$10.63	0.15	0.18	0.33	(0.27)	–	(0.27)	$10.69	3.07%		$58,120,434	0.37%	2.01%	0.37%	288.75%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.38	0.12	0.43	0.55	–	–	–	$10.93	5.30%		$2,131,260,702	0.23%	2.26%	0.23%	77.02%
Year Ended December 31, 2015	$10.69	0.23	(0.20)	0.03	(0.22)	(0.12)	(0.34)	$10.38	0.35%		$2,188,545,481	0.23%	2.11%	0.23%	283.08%
Year Ended December 31, 2014	$10.35	0.24	0.37	0.61	(0.27)	–	(0.27)	$10.69	5.88%		$1,931,010,828	0.23%	2.21%	0.23%	288.75%
Year Ended December 31, 2013	$10.89	0.24	(0.50)	(0.26)	(0.25)	(0.03)	(0.28)	$10.35	(2.38%	)	$2,239,759,235	0.23%	2.22%	0.23%	226.92%
Year Ended December 31, 2012	$10.85	0.28	0.16	0.44	(0.31)	(0.09)	(0.40)	$10.89	4.03%		$1,989,479,298	0.24%	2.51%	0.24%	150.75%
Year Ended December 31, 2011	$10.42	0.33	0.45	0.78	(0.35)	–	(0.35)	$10.85	7.56%		$1,880,522,954	0.24%	3.07%	0.27%	111.32%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

At June 30, 2016, 100% of the market value of the Fund was determined based on Level 2 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

During the period ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $13,881,979, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (b) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $102,003,668.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$2,000,000	$—	$2,000,000	$(2,000,000)	$—
BNP Paribas Securities Corp.	2,000,000	—	2,000,000	(2,000,000)	—
ML Pierce Fenner & Smith, Inc.	4,881,979	—	4,881,979	(4,881,979)	—
Natixis New York Branch	1,500,000	—	1,500,000	(1,500,000)	—
Normura Securities International, Inc.	1,500,000	—	1,500,000	(1,500,000)	—
RBS Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Total	$13,881,979	$—	$13,881,979	$(13,881,979)	$—

Amounts designated as — are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $327,434 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $5,118.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $111,539.

4.  Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the six months ended June 30, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/(Loss)	Market Value at June 30, 2016
Nationwide Financial Services, Inc.	$105,000	$—	$—	$3,534	$—	$109,175

Amounts designated as “—” are zero or have been rounded to zero.

5.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $1,748,206,770 and sales of $1,858,422,037 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2016, the Fund had purchases of $131,248,772 and sales of $191,952,434 of U.S. Government securities (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,172,471,877	$99,869,878	$(2,777,949)	$97,091,929

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) was equal to or exceeded that of its benchmark index. The Trustees further noted that the performance of each Index Fund (before expenses and exclusive of securities lending revenue) other than NVIT Small Cap Index and NVIT S&P 500 Index Fund was equal to or exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of its Broadridge expense group with the exception of NVIT Mid Cap Index Fund which was ranked in the second quintile of its

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge expense group with respect to its actual advisory fee rate. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-    -    -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

Semiannual Report

June 30, 2016 (Unaudited)

NVIT International Index Fund

SAR-INTX 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT International Index Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	5.8%
Preferred Stocks	0.5%
Rights††	0.0%
Liabilities in excess of other assets	(4.6)%
100.0%

Top Industries†††

Banks	10.2%
Pharmaceuticals	8.8%
Insurance	4.9%
Oil, Gas & Consumable Fuels	4.8%
Food Products	3.3%
Chemicals	3.3%
Automobiles	3.3%
Diversified Telecommunication Services	3.2%
Beverages	2.9%
Machinery	2.1%
Other Industries*	53.2%
100.0%

Top Holdings†††

Nestle SA	2.0%
Novartis AG	1.5%
Roche Holding AG	1.5%
Toyota Motor Corp.	1.1%
HSBC Holdings PLC	1.0%
British American Tobacco PLC	1.0%
Royal Dutch Shell PLC	0.9%
BP PLC	0.9%
Anheuser-Busch InBev SA/NV	0.9%
TOTAL SA	0.9%
Other Holdings*	88.3%
100.0%

Top Countries†††

Japan	22.1%
United Kingdom	16.1%
Switzerland	9.1%
France	8.9%
Germany	8.2%
Australia	7.0%
Netherlands	3.9%
Hong Kong	3.1%
Spain	2.8%
Sweden	2.6%
Other Countries*	16.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	965.50	2.20	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.63	2.26	0.45
Class II Shares	Actual	(a)	1,000.00	965.50	3.42	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.38	3.52	0.70
Class VIII Shares	Actual	(a)	1,000.00	964.20	4.15	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.64	4.27	0.85
Class Y Shares	Actual	(a)	1,000.00	966.70	1.47	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.37	1.51	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT International Index Fund

Common Stocks 98.3%

	Shares	Market Value

AUSTRALIA 7.3%
Airlines 0.0%†
Qantas Airways Ltd.*	76,488	$162,026

Banks 2.4%
Australia & New Zealand Banking Group Ltd.	442,219	8,057,251
Bank of Queensland Ltd.	55,914	446,096
Bendigo & Adelaide Bank Ltd.	73,736	533,884
Commonwealth Bank of Australia	258,585	14,514,421
National Australia Bank Ltd.	399,684	7,673,702
Westpac Banking Corp.	503,461	11,164,523

		42,389,877

Beverages 0.1%
Coca-Cola Amatil Ltd.	85,786	529,557
Treasury Wine Estates Ltd.	115,094	799,774

		1,329,331

Biotechnology 0.3%
CSL Ltd.	69,852	5,890,798

Capital Markets 0.1%
Macquarie Group Ltd. (a)	45,639	2,375,714
Platinum Asset Management Ltd. (a)	31,853	138,340

		2,514,054

Chemicals 0.1%
Incitec Pivot Ltd.	232,985	523,357
Orica Ltd. (a)	52,366	487,135

		1,010,492

Commercial Services & Supplies 0.1%
Brambles Ltd.	239,816	2,239,016

Construction & Engineering 0.0%†
CIMIC Group Ltd.	16,883	455,801

Construction Materials 0.0%†
Boral Ltd.	119,894	562,882

Containers & Packaging 0.1%
Amcor Ltd.	175,193	1,969,799

Diversified Financial Services 0.2%
AMP Ltd.	437,644	1,705,590
ASX Ltd.	28,805	991,773
Challenger Ltd.	89,162	582,516

		3,279,879

Diversified Telecommunication Services 0.2%
Telstra Corp., Ltd.	649,098	2,713,057
TPG Telecom Ltd.	56,512	506,735
Vocus Communications Ltd.	67,116	426,469

		3,646,261

Electric Utilities 0.0%†
AusNet Services	298,585	367,743

Food & Staples Retailing 0.5%
Wesfarmers Ltd.	168,612	5,084,812

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Food & Staples Retailing (continued)
Woolworths Ltd. (a)	191,289	$3,008,700

		8,093,512

Gas Utilities 0.1%
APA Group	174,347	1,212,647

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	8,871	809,385

Health Care Providers & Services 0.2%
Healthscope Ltd.	246,944	531,407
Ramsay Health Care Ltd.	21,554	1,164,897
Sonic Healthcare Ltd.	61,620	999,299

		2,695,603

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	86,599	900,894
Crown Resorts Ltd.	51,418	489,061
Domino’s Pizza Enterprises Ltd.	9,192	472,998
Flight Centre Travel Group Ltd. (a)	9,355	222,560
Tabcorp Holdings Ltd.	113,718	391,732
Tatts Group Ltd.	216,985	624,425

		3,101,670

Information Technology Services 0.0%†
Computershare Ltd.	62,987	435,550

Insurance 0.3%
Insurance Australia Group Ltd.	361,761	1,490,191
Medibank Pvt Ltd.	412,812	915,435
QBE Insurance Group Ltd.	203,667	1,608,889
Suncorp Group Ltd.	193,504	1,774,416

		5,788,931

Media 0.0%†
REA Group Ltd.	7,549	338,782

Metals & Mining 0.8%
Alumina Ltd. (a)	399,026	392,231
BHP Billiton Ltd.	487,005	6,787,016
BHP Billiton PLC	316,084	4,000,656
Fortescue Metals Group Ltd. (a)	257,589	689,319
Newcrest Mining Ltd.*	116,181	2,013,631
South32 Ltd.*	835,795	980,209

		14,863,062

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	77,058	268,130

Multi-Utilities 0.1%
AGL Energy Ltd.	102,423	1,487,500
DUET Group	351,605	659,472

		2,146,972

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	41,816	1,008,182
Oil Search Ltd.	207,648	1,048,532
Origin Energy Ltd.	271,331	1,185,479

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Oil, Gas & Consumable Fuels (continued)
Santos Ltd.	254,682	$901,520
Woodside Petroleum Ltd.	112,288	2,276,892

		6,420,605

Professional Services 0.0%†
SEEK Ltd.	50,544	580,227

Real Estate Investment Trusts (REITs) 0.7%
BGP Holdings PLC* (b)	848,508	0
Dexus Property Group	137,409	932,411
Goodman Group	267,758	1,436,123
GPT Group (The)	274,717	1,117,178
Mirvac Group	550,694	837,521
Scentre Group	802,883	2,973,845
Stockland	353,747	1,254,210
Vicinity Centres	515,112	1,285,127
Westfield Corp.	296,113	2,378,581

		12,214,996

Real Estate Management & Development 0.0%†
LendLease Group	80,136	761,225

Road & Rail 0.1%
Asciano Ltd.	93,025	617,201
Aurizon Holdings Ltd.	325,788	1,182,053

		1,799,254

Transportation Infrastructure 0.2%
Sydney Airport	162,542	848,737
Transurban Group	303,986	2,737,931

		3,586,668

		130,935,178

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG	41,567	946,397
Raiffeisen Bank International AG*	14,955	188,918

		1,135,315

Machinery 0.0%†
ANDRITZ AG	11,606	550,323

Metals & Mining 0.0%†
voestalpine AG (a)	15,885	534,614

Oil, Gas & Consumable Fuels 0.1%
OMV AG	23,523	661,248

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	51,561	0

		2,881,500

BELGIUM 1.5%
Banks 0.1%
KBC Group NV*	36,960	1,817,727

Beverages 0.9%
Anheuser-Busch InBev SA/NV	121,575	16,076,645

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Chemicals 0.1%
Solvay SA	11,157	$1,042,152
Umicore SA	14,160	731,424

		1,773,576

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	12,039	987,267

Diversified Telecommunication Services 0.0%†
Proximus SADP	22,862	726,520

Food & Staples Retailing 0.1%
Colruyt SA	10,767	595,824
Delhaize Group	15,560	1,643,670

		2,239,494

Insurance 0.1%
Ageas	30,922	1,074,826

Media 0.0%†
Telenet Group Holding NV*	7,846	358,769

Pharmaceuticals 0.1%
UCB SA (a)	19,411	1,457,521

		26,512,345

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta PLC (a)	64,387	402,613

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd. (a)	269,200	180,554

DENMARK 2.0%
Banks 0.2%
Danske Bank A/S	107,004	2,816,386

Beverages 0.1%
Carlsberg A/S, Class B	16,258	1,551,143

Biotechnology 0.1%
Genmab A/S*	8,656	1,578,398

Chemicals 0.2%
Chr Hansen Holding A/S	15,073	989,924
Novozymes A/S, Class B	35,312	1,695,714

		2,685,638

Commercial Services & Supplies 0.1%
ISS A/S	25,328	952,594

Diversified Telecommunication Services 0.0%†
TDC A/S	117,189	574,281

Electrical Equipment 0.1%
Vestas Wind Systems A/S	33,630	2,285,813

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	18,589	1,391,472
William Demant Holding A/S*	16,745	325,955

		1,717,427

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Insurance 0.0%†
Tryg A/S	17,914	$320,741

Marine 0.1%
AP Moeller — Maersk A/S, Class A	547	689,417
AP Moeller — Maersk A/S, Class B	1,005	1,312,686

		2,002,103

Pharmaceuticals 0.8%
Novo Nordisk A/S, Class B	279,781	15,067,018

Road & Rail 0.1%
DSV A/S	30,236	1,271,367

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	17,405	2,370,551

		35,193,460

FINLAND 1.0%
Auto Components 0.0%†
Nokian Renkaat OYJ	17,325	620,961

Communications Equipment 0.3%
Nokia OYJ (a)	868,358	4,945,682

Diversified Telecommunication Services 0.1%
Elisa OYJ	21,163	813,150

Electric Utilities 0.1%
Fortum OYJ	68,377	1,098,575

Insurance 0.2%
Sampo OYJ, Class A	66,355	2,713,675

Machinery 0.2%
Kone OYJ, Class B (a)	51,011	2,354,175
Metso OYJ	17,850	419,651
Wartsila OYJ Abp (a)	21,330	870,292

		3,644,118

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	20,563	737,367

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	86,076	692,231
UPM-Kymmene OYJ	81,229	1,492,239

		2,184,470

Pharmaceuticals 0.0%†
Orion OYJ, Class B	15,592	605,434

		17,363,432

FRANCE 9.3%
Aerospace & Defense 0.6%
Airbus Group SE	89,376	5,123,026
Safran SA	47,506	3,199,140
Thales SA	15,584	1,294,162
Zodiac Aerospace	31,273	729,552

		10,345,880

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Air Freight & Logistics 0.0%†
Bollore SA	122,092	$411,025

Auto Components 0.2%
Cie Generale des Etablissements Michelin	27,599	2,600,947
Valeo SA (a)	35,331	1,568,487

		4,169,434

Automobiles 0.2%
Peugeot SA* (a)	73,023	875,260
Renault SA	28,873	2,179,840

		3,055,100

Banks 0.7%
BNP Paribas SA	161,163	7,067,889
Credit Agricole SA	160,439	1,348,800
Natixis SA	134,809	507,268
Societe Generale SA	114,741	3,589,777

		12,513,734

Beverages 0.2%
Pernod Ricard SA	31,867	3,528,199
Remy Cointreau SA	3,751	322,890

		3,851,089

Building Products 0.2%
Cie de Saint-Gobain	71,633	2,715,292

Chemicals 0.3%
Air Liquide SA	51,809	5,397,547
Arkema SA	10,345	790,904

		6,188,451

Commercial Services & Supplies 0.1%
Edenred	29,815	610,495
Societe BIC SA	4,559	642,337

		1,252,832

Construction & Engineering 0.4%
Bouygues SA	30,191	864,921
Eiffage SA	8,578	609,810
Vinci SA	75,043	5,295,550

		6,770,281

Construction Materials 0.0%†
Imerys SA	6,021	384,175

Diversified Financial Services 0.0%†
Eurazeo SA	5,572	330,564
Wendel SA	4,583	473,807

		804,371

Diversified Telecommunication Services 0.5%
Iliad SA	3,926	792,519
Numericable-SFR SA	17,099	427,301
Orange SA	299,352	4,867,615
Vivendi SA	175,249	3,278,685

		9,366,120

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electric Utilities 0.0%†
Electricite de France SA	35,531	$430,821

Electrical Equipment 0.4%
Legrand SA	41,039	2,100,842
Schneider Electric SE	84,239	4,914,562

		7,015,404

Electronic Equipment, Instruments & Components 0.1%
Ingenico Group SA (a)	8,470	981,715

Energy Equipment & Services 0.1%
Technip SA	16,687	903,184

Food & Staples Retailing 0.1%
Carrefour SA	83,938	2,064,509
Casino Guichard Perrachon SA (a)	9,370	520,115

		2,584,624

Food Products 0.4%
Danone SA	88,720	6,208,860

Health Care Equipment & Supplies 0.2%
Essilor International SA	30,825	4,051,302

Hotels, Restaurants & Leisure 0.1%
Accor SA	26,443	1,013,194
Sodexo SA	14,405	1,543,199

		2,556,393

Information Technology Services 0.2%
Atos SE	13,484	1,111,741
Capgemini SA	24,612	2,123,839

		3,235,580

Insurance 0.4%
AXA SA	295,274	5,838,339
CNP Assurances	23,293	343,659
SCOR SE	25,401	750,982

		6,932,980

Machinery 0.0%†
Alstom SA*	22,823	526,950

Media 0.2%
Eutelsat Communications SA	25,418	479,767
JCDecaux SA	11,513	388,182
Lagardere SCA	17,990	391,320
Publicis Groupe SA	29,159	1,950,808

		3,210,077

Multi-Utilities 0.3%
Engie SA	219,453	3,523,682
Suez	52,488	818,683
Veolia Environnement SA	67,927	1,466,858

		5,809,223

Oil, Gas & Consumable Fuels 0.9%
TOTAL SA	334,455	16,039,133

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Personal Products 0.4%
L’Oreal SA	38,309	$7,334,389

Pharmaceuticals 0.8%
Sanofi	177,302	14,730,734

Professional Services 0.1%
Bureau Veritas SA	41,457	870,391

Real Estate Investment Trusts (REITs) 0.4%
Fonciere des Regions	4,772	421,779
Gecina SA	6,160	834,361
ICADE	5,485	385,433
Klepierre	34,638	1,528,410
Unibail-Rodamco SE	14,844	3,840,055

		7,010,038

Software 0.1%
Dassault Systemes	19,270	1,452,881

Textiles, Apparel & Luxury Goods 0.6%
Christian Dior SE	8,159	1,307,005
Hermes International	4,041	1,506,397
Kering	11,290	1,817,487
LVMH Moet Hennessy Louis Vuitton SE	42,205	6,361,760

		10,992,649

Trading Companies & Distributors 0.0%†
Rexel SA*	45,654	573,980

Transportation Infrastructure 0.1%
Aeroports de Paris	4,585	502,381
Groupe Eurotunnel SE REG	72,423	764,982

		1,267,363

		166,546,455

GERMANY 8.0%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	145,447	4,097,607

Airlines 0.0%†
Deutsche Lufthansa AG REG	36,043	423,776

Auto Components 0.2%
Continental AG	16,601	3,141,353

Automobiles 0.7%
Bayerische Motoren Werke AG	50,134	3,648,508
Daimler AG REG	146,353	8,757,521
Volkswagen AG	5,321	705,366

		13,111,395

Banks 0.1%
Commerzbank AG	162,615	1,059,006

Capital Markets 0.2%
Deutsche Bank AG REG* (a)	207,382	2,866,666

Chemicals 1.0%
BASF SE	139,410	10,689,784
Covestro AG (c)	10,618	472,930

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Chemicals (continued)
Evonik Industries AG	22,722	$677,310
K+S AG REG (a)	29,850	611,095
LANXESS AG	13,456	590,354
Linde AG	28,122	3,918,424
Symrise AG	18,800	1,282,370

		18,242,267

Construction & Engineering 0.0%†
Hochtief AG	3,115	402,180

Construction Materials 0.1%
HeidelbergCement AG	21,453	1,616,099

Diversified Financial Services 0.1%
Deutsche Boerse AG	29,106	2,391,197

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG REG	488,700	8,333,446
Telefonica Deutschland Holding AG	110,645	455,756

		8,789,202

Electrical Equipment 0.0%†
OSRAM Licht AG	14,008	727,812

Food & Staples Retailing 0.1%
METRO AG	26,971	829,523

Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	32,704	2,848,729
Fresenius SE & Co. KGaA	62,527	4,594,329

		7,443,058

Hotels, Restaurants & Leisure 0.1%
TUI AG	73,451	836,014

Household Products 0.1%
Henkel AG & Co. KGaA	15,416	1,667,517

Industrial Conglomerates 0.7%
Siemens AG REG	115,451	11,847,721

Insurance 0.8%
Allianz SE REG	68,783	9,812,408
Hannover Rueck SE	9,271	971,392
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	25,082	4,206,127

		14,989,927

Internet & Catalog Retail 0.0%†
Zalando SE* (c)	13,095	346,578

Internet Software & Services 0.0%†
United Internet AG REG	18,652	775,344

Machinery 0.1%
GEA Group AG	27,161	1,282,036
MAN SE	5,372	548,262

		1,830,298

Media 0.1%
Axel Springer SE	7,382	387,582

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Media (continued)
ProSiebenSat.1 Media SE*	33,424	$1,462,035

		1,849,617

Metals & Mining 0.1%
thyssenkrupp AG	56,628	1,138,243

Multi-Utilities 0.2%
E.ON SE	299,725	3,025,669
RWE AG*	73,658	1,173,019

		4,198,688

Personal Products 0.1%
Beiersdorf AG	14,909	1,411,503

Pharmaceuticals 0.8%
Bayer AG REG	125,026	12,556,974
Merck KGaA	19,111	1,942,500

		14,499,474

Real Estate Management & Development 0.2%
Deutsche Wohnen AG — Bearer Shares	50,442	1,717,454
Vonovia SE	70,472	2,573,212

		4,290,666

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	171,538	2,483,255

Software 0.6%
SAP SE	149,082	11,196,828

Textiles, Apparel & Luxury Goods 0.3%
adidas AG	28,208	4,049,237
HUGO BOSS AG	10,992	624,918

		4,674,155

Trading Companies & Distributors 0.1%
Brenntag AG	23,158	1,121,819

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,662	303,148

		144,601,936

HONG KONG 3.2%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	158,000	231,796

Banks 0.2%
Bank of East Asia Ltd. (The) (a)	191,340	739,950
BOC Hong Kong Holdings Ltd.	560,500	1,688,985
Hang Seng Bank Ltd. (a)	116,000	1,989,727

		4,418,662

Diversified Financial Services 0.3%
First Pacific Co., Ltd.	341,750	248,108
Hong Kong Exchanges and Clearing Ltd.	172,700	4,207,934

		4,456,042

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	404,220	$582,511
PCCW Ltd.	681,000	457,598

		1,040,109

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	103,000	888,072
CLP Holdings Ltd.	246,000	2,512,936
HK Electric Investments & HK Electric Investments Ltd. (a)(c)	394,500	368,115
Power Assets Holdings Ltd.	209,500	1,926,253

		5,695,376

Food Products 0.0%†
WH Group Ltd. (c)	930,000	736,555

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd. (a)	1,178,023	2,152,508

Hotels, Restaurants & Leisure 0.1%
Galaxy Entertainment Group Ltd.	358,000	1,071,143
Melco Crown Entertainment Ltd., ADR (a)	28,505	358,593
Shangri-La Asia Ltd.	162,833	163,485
SJM Holdings Ltd.	263,000	161,034

		1,754,255

Household Durables 0.1%
Techtronic Industries Co., Ltd.	202,000	843,552

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	411,516	4,526,866
Jardine Matheson Holdings Ltd.	36,600	2,104,500
NWS Holdings Ltd.	248,836	393,874

		7,025,240

Insurance 0.6%
AIA Group Ltd.	1,826,600	10,984,670

Real Estate Investment Trusts (REITs) 0.1%
Link REIT	338,000	2,311,314

Real Estate Management & Development 0.7%
Cheung Kong Property Holdings Ltd.	407,516	2,567,617
Hang Lung Properties Ltd.	325,000	656,598
Henderson Land Development Co., Ltd.	162,950	920,466
Hongkong Land Holdings Ltd.	176,200	1,032,532
Hysan Development Co., Ltd.	102,000	454,871
Kerry Properties Ltd. (a)	94,500	233,965
New World Development Co., Ltd.	836,926	852,296
Sino Land Co., Ltd.	465,000	765,616
Sun Hung Kai Properties Ltd.	217,000	2,618,949
Swire Pacific Ltd., Class A	85,000	960,605
Swire Properties Ltd.	174,000	463,606
Wharf Holdings Ltd. (The)	206,500	1,260,172
Wheelock & Co., Ltd.	129,000	605,996

		13,393,289

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Road & Rail 0.1%
MTR Corp., Ltd. (a)	215,500	$1,093,284

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd. (a)	32,600	234,409

Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd.	963,600	467,245
Yue Yuen Industrial Holdings Ltd.	104,500	414,167

		881,412

Trading Companies & Distributors 0.0%†
Noble Group Ltd.* (a)	731,245	110,732

		57,363,205

IRELAND 0.8%
Airlines 0.0%†
Ryanair Holdings PLC	5,286	66,741
Ryanair Holdings PLC, ADR	3,315	230,525

		297,266

Banks 0.0%†
Bank of Ireland*	4,204,301	866,719

Construction Materials 0.3%
CRH PLC	123,638	3,602,855
James Hardie Industries PLC, CDI	66,590	1,031,304

		4,634,159

Food Products 0.1%
Kerry Group PLC, Class A	23,510	2,085,073

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair PLC	12,297	1,292,370

Industrial Conglomerates 0.1%
DCC PLC	13,262	1,167,051

Professional Services 0.2%
Experian PLC	144,387	2,739,320

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	25,511	856,915

		13,938,873

ISRAEL 0.8%
Banks 0.1%
Bank Hapoalim BM	155,166	781,709
Bank Leumi Le-Israel BM*	220,099	772,803
Mizrahi Tefahot Bank Ltd.	24,156	278,539

		1,833,051

Chemicals 0.0%†
Israel Chemicals Ltd.	74,090	288,660

Diversified Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	301,597	597,442

Pharmaceuticals 0.4%
Taro Pharmaceutical Industries Ltd.* (a)	2,277	331,531

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd.	139,129	$7,041,351

		7,372,882

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	7,195	305,963

Software 0.2%
Check Point Software Technologies Ltd.* (a)	19,651	1,565,792
Mobileye NV* (a)	26,274	1,212,282
Nice Ltd.	8,560	544,699

		3,322,773

		13,720,771

ITALY 1.8%
Aerospace & Defense 0.0%†
Leonardo-Finmeccanica SpA*	55,288	559,110

Automobiles 0.1%
Ferrari NV	18,586	762,999

Banks 0.3%
Intesa Sanpaolo SpA	1,907,166	3,632,601
Intesa Sanpaolo SpA — RSP, RNC	151,772	271,701
UniCredit SpA	761,936	1,675,691
Unione di Banche Italiane SpA (a)	136,001	375,574

		5,955,567

Capital Markets 0.0%†
Mediobanca SpA	87,700	505,310

Diversified Financial Services 0.0%†
EXOR SpA (a)	17,309	638,971

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,516,777	1,245,743
Telecom Italia SpA — RSP, RNC	889,030	571,983

		1,817,726

Electric Utilities 0.4%
Enel SpA	1,147,639	5,094,884
Terna Rete Elettrica Nazionale SpA	231,927	1,290,698

		6,385,582

Electrical Equipment 0.0%†
Prysmian SpA	29,361	644,449

Energy Equipment & Services 0.0%†
Saipem SpA*	967,932	387,008

Gas Utilities 0.1%
Snam SpA	382,553	2,287,066

Insurance 0.2%
Assicurazioni Generali SpA	173,723	2,048,609
Poste Italiane SpA (c)	78,266	519,681
UnipolSai SpA (a)	190,666	287,738

		2,856,028

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Oil, Gas & Consumable Fuels 0.4%
Eni SpA	384,613	$6,195,028

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	25,782	1,256,554

Transportation Infrastructure 0.1%
Atlantia SpA	62,211	1,554,338

		31,805,736

JAPAN 23.1%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd. (a)	54,500	1,251,374

Airlines 0.1%
ANA Holdings, Inc. (a)	173,000	492,982
Japan Airlines Co., Ltd.	18,386	591,526

		1,084,508

Auto Components 0.7%
Aisin Seiki Co., Ltd.	29,400	1,197,559
Bridgestone Corp. (a)	98,000	3,149,421
Denso Corp.	73,700	2,593,159
Koito Manufacturing Co., Ltd.	16,600	764,338
NGK Spark Plug Co., Ltd.	28,000	422,654
NHK Spring Co., Ltd.	33,900	275,128
NOK Corp. (a)	13,900	236,378
Stanley Electric Co., Ltd.	23,600	504,009
Sumitomo Electric Industries Ltd.	116,800	1,545,900
Sumitomo Rubber Industries Ltd. (a)	26,000	348,085
Toyoda Gosei Co., Ltd.	8,700	154,941
Toyota Industries Corp.	23,500	934,357
Yokohama Rubber Co., Ltd. (The) (a)	13,500	169,317

		12,295,246

Automobiles 2.1%
Daihatsu Motor Co., Ltd.	26,900	350,400
Fuji Heavy Industries Ltd.	88,500	3,042,045
Honda Motor Co., Ltd. (a)	245,400	6,155,924
Isuzu Motors Ltd.	86,800	1,069,114
Mazda Motor Corp.	85,780	1,135,151
Mitsubishi Motors Corp. (a)	109,899	507,331
Nissan Motor Co., Ltd.	376,600	3,360,899
Suzuki Motor Corp.	54,900	1,486,578
Toyota Motor Corp.	403,700	19,901,820
Yamaha Motor Co., Ltd.	44,200	674,258

		37,683,520

Banks 1.6%
Aozora Bank Ltd. (a)	171,000	593,197
Bank of Kyoto Ltd. (The)	51,000	312,819
Chiba Bank Ltd. (The)	97,000	458,399
Chugoku Bank Ltd. (The)	22,000	224,472
Concordia Financial Group Ltd.*	188,200	726,811
Fukuoka Financial Group, Inc. (a)	107,000	352,806
Hachijuni Bank Ltd. (The) (a)	59,000	256,961

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Banks (continued)
Hiroshima Bank Ltd. (The)	84,000	$280,675
Iyo Bank Ltd. (The)	34,300	210,076
Japan Post Bank Co., Ltd. (a)	58,200	684,353
Joyo Bank Ltd. (The)	100,000	373,843
Kyushu Financial Group, Inc. (a)	49,700	246,344
Mitsubishi UFJ Financial Group, Inc.	1,919,167	8,603,344
Mizuho Financial Group, Inc.	3,573,524	5,142,511
Resona Holdings, Inc.	341,200	1,247,056
Seven Bank Ltd.	91,900	285,249
Shinsei Bank Ltd.	244,000	355,504
Shizuoka Bank Ltd. (The) (a)	82,000	577,495
Sumitomo Mitsui Financial Group, Inc.	204,353	5,900,705
Sumitomo Mitsui Trust Holdings, Inc. (a)	505,400	1,644,477
Suruga Bank Ltd. (a)	25,000	564,979
Yamaguchi Financial Group, Inc. (a)	26,000	245,864

		29,287,940

Beverages 0.3%
Asahi Group Holdings Ltd. (a)	58,300	1,885,119
Kirin Holdings Co., Ltd. (a)	123,200	2,077,912
Suntory Beverage & Food Ltd. (a)	20,700	936,699

		4,899,730

Building Products 0.3%
Asahi Glass Co., Ltd. (a)	145,000	786,900
Daikin Industries Ltd.	35,600	2,991,994
LIXIL Group Corp.	39,900	655,232
TOTO Ltd. (a)	21,500	859,123

		5,293,249

Capital Markets 0.2%
Daiwa Securities Group, Inc.	252,400	1,329,737
Nomura Holdings, Inc.	557,700	1,983,493
SBI Holdings, Inc.	36,290	361,380

		3,674,610

Chemicals 0.9%
Air Water, Inc.	22,000	323,705
Asahi Kasei Corp.	194,000	1,350,053
Daicel Corp.	46,800	484,945
Hitachi Chemical Co., Ltd.	14,100	263,337
JSR Corp.	31,000	410,537
Kaneka Corp.	44,000	293,579
Kansai Paint Co., Ltd. (a)	36,500	736,923
Kuraray Co., Ltd. (a)	51,100	609,699
Mitsubishi Chemical Holdings Corp.	196,100	898,921
Mitsubishi Gas Chemical Co., Inc.	64,000	333,883
Mitsui Chemicals, Inc.	142,000	521,816
Nippon Paint Holdings Co., Ltd.	25,400	627,933
Nitto Denko Corp.	25,300	1,604,885
Shin-Etsu Chemical Co., Ltd.	58,300	3,415,709
Sumitomo Chemical Co., Ltd.	235,000	969,624
Taiyo Nippon Sanso Corp.	20,000	183,820

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals (continued)
Teijin Ltd.	135,000	$447,329
Toray Industries, Inc.	221,000	1,885,770

		15,362,468

Commercial Services & Supplies 0.3%
Dai Nippon Printing Co., Ltd.	86,000	958,464
Park24 Co., Ltd.	14,900	512,030
Secom Co., Ltd.	31,700	2,343,670
Sohgo Security Services Co., Ltd.	10,900	538,842
Toppan Printing Co., Ltd.	82,000	705,096

		5,058,102

Construction & Engineering 0.3%
JGC Corp.	31,000	443,784
Kajima Corp.	139,000	965,596
Obayashi Corp.	96,600	1,028,491
Shimizu Corp.	90,000	843,211
Taisei Corp.	165,000	1,355,755

		4,636,837

Construction Materials 0.0%†
Taiheiyo Cement Corp.	159,000	376,602

Consumer Finance 0.1%
Acom Co., Ltd.*	59,900	290,188
AEON Financial Service Co., Ltd.	14,600	316,133
Credit Saison Co., Ltd.	20,800	349,409

		955,730

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	26,000	496,809

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc. (a)	11,400	267,624

Diversified Financial Services 0.2%
Japan Exchange Group, Inc.	82,100	945,256
Mitsubishi UFJ Lease & Finance Co., Ltd.	69,700	267,827
ORIX Corp.	198,500	2,568,683

		3,781,766

Diversified Telecommunication Services 0.3%
Nippon Telegraph & Telephone Corp.	103,928	4,873,695

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	95,900	1,364,755
Chugoku Electric Power Co., Inc. (The)	43,000	546,666
Hokuriku Electric Power Co. (a)	26,300	325,887
Kansai Electric Power Co., Inc. (The)* (a)	109,300	1,064,500
Kyushu Electric Power Co., Inc.*	69,700	699,050
Shikoku Electric Power Co., Inc.	28,900	342,332
Tohoku Electric Power Co., Inc.	69,800	880,913
Tokyo Electric Power Co., Holdings, Inc.*	220,900	935,520

		6,159,623

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,000	312,265

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electrical Equipment (continued)
Mabuchi Motor Co., Ltd.	8,000	$338,838
Mitsubishi Electric Corp.	289,000	3,450,185
Nidec Corp.	35,700	2,717,592

		6,818,880

Electronic Equipment, Instruments & Components 1.0%
Alps Electric Co., Ltd.	29,600	562,350
Hamamatsu Photonics KK (a)	21,700	608,883
Hirose Electric Co., Ltd.	4,790	589,007
Hitachi High-Technologies Corp.	8,900	243,573
Hitachi Ltd.	733,000	3,071,164
Keyence Corp. (a)	6,811	4,647,340
Kyocera Corp.	48,200	2,293,492
Murata Manufacturing Co., Ltd.	28,700	3,217,691
Nippon Electric Glass Co., Ltd.	51,500	214,986
Omron Corp. (a)	30,400	992,280
Shimadzu Corp.	39,000	586,298
TDK Corp.	18,600	1,041,159
Yaskawa Electric Corp.	35,700	466,114
Yokogawa Electric Corp. (a)	35,100	395,826

		18,930,163

Food & Staples Retailing 0.5%
Aeon Co., Ltd.	97,500	1,513,841
FamilyMart Co., Ltd. (a)	7,300	444,871
Lawson, Inc.	9,700	774,398
Seven & i Holdings Co., Ltd.	112,900	4,733,684
Sundrug Co., Ltd.	5,500	516,423
Tsuruha Holdings, Inc.	5,500	665,987

		8,649,204

Food Products 0.5%
Ajinomoto Co., Inc.	84,000	1,979,121
Calbee, Inc. (a)	12,400	518,766
Kikkoman Corp.	23,000	848,700
MEIJI Holdings Co., Ltd.	17,080	1,755,061
NH Foods Ltd.	27,000	661,338
Nisshin Seifun Group, Inc.	31,723	509,943
Nissin Foods Holdings Co., Ltd.	9,700	529,726
Toyo Suisan Kaisha Ltd.	14,400	584,108
Yakult Honsha Co., Ltd. (a)	13,600	706,835
Yamazaki Baking Co., Ltd.	22,000	614,189

		8,707,787

Gas Utilities 0.2%
Osaka Gas Co., Ltd. (a)	286,000	1,099,525
Toho Gas Co., Ltd.	65,000	531,877
Tokyo Gas Co., Ltd.	305,000	1,259,272

		2,890,674

Health Care Equipment & Supplies 0.4%
CYBERDYNE, Inc.* (a)	15,100	340,360
HOYA Corp.	62,600	2,235,821
Olympus Corp.	43,900	1,639,296

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Equipment & Supplies (continued)
Sysmex Corp. (a)	23,600	$1,625,060
Terumo Corp. (a)	51,200	2,184,979

		8,025,516

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	28,300	591,246
Medipal Holdings Corp.	25,800	424,174
Miraca Holdings, Inc.	7,700	333,934
Suzuken Co., Ltd.	12,520	394,083

		1,743,437

Health Care Technology 0.1%
M3, Inc. (a)	29,100	1,015,590

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	9,326	253,320
Oriental Land Co., Ltd. (a)	32,700	2,117,305

		2,370,625

Household Durables 0.7%
Casio Computer Co., Ltd. (a)	36,200	521,288
Iida Group Holdings Co., Ltd. (a)	21,000	430,061
Nikon Corp. (a)	50,000	676,990
Panasonic Corp.	332,500	2,860,677
Rinnai Corp.	5,500	485,997
Sekisui Chemical Co., Ltd.	63,000	776,210
Sekisui House Ltd.	92,100	1,612,863
Sony Corp.	189,900	5,594,830

		12,958,916

Household Products 0.1%
Unicharm Corp. (a)	62,200	1,397,483

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co., Ltd.	23,000	535,860

Industrial Conglomerates 0.1%
Keihan Holdings Co., Ltd. (a)	82,000	568,207
Seibu Holdings, Inc.	26,000	440,369
Toshiba Corp.* (a)	609,000	1,658,918

		2,667,494

Information Technology Services 0.2%
Fujitsu Ltd.	283,000	1,040,681
Nomura Research Institute Ltd.	19,550	717,002
NTT Data Corp.	19,500	920,954
Obic Co., Ltd.	9,400	517,435
Otsuka Corp.	8,400	392,795

		3,588,867

Insurance 0.6%
Dai-ichi Life Insurance Co., Ltd. (The)	161,900	1,812,372
Japan Post Holdings Co., Ltd.	71,200	866,175
MS&AD Insurance Group Holdings, Inc.	77,441	2,006,506
Sompo Japan Nipponkoa Holdings, Inc.	52,850	1,406,455
Sony Financial Holdings, Inc.	23,700	267,973

15

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Insurance (continued)
T&D Holdings, Inc.	83,600	$709,934
Tokio Marine Holdings, Inc.	102,000	3,395,691

		10,465,106

Internet & Catalog Retail 0.1%
Rakuten, Inc.	138,900	1,507,529
Start Today Co., Ltd.	8,900	470,442

		1,977,971

Internet Software & Services 0.1%
Kakaku.com, Inc. (a)	23,900	474,886
Mixi, Inc.	7,300	301,821
Yahoo Japan Corp. (a)	217,900	966,247

		1,742,954

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	31,300	807,744
Sankyo Co., Ltd.	6,700	251,203
Sega Sammy Holdings, Inc.	24,400	262,791
Shimano, Inc.	11,700	1,788,902
Yamaha Corp.	25,900	698,093

		3,808,733

Machinery 1.2%
Amada Holdings Co., Ltd.	49,100	498,470
FANUC Corp.	29,300	4,766,326
Hino Motors Ltd. (a)	35,300	351,587
Hitachi Construction Machinery Co., Ltd. (a)	14,700	214,562
Hoshizaki Electric Co., Ltd.	7,600	743,996
IHI Corp. (a)	234,000	630,745
JTEKT Corp.	35,900	406,908
Kawasaki Heavy Industries Ltd.	225,000	634,420
Komatsu Ltd.	140,100	2,433,772
Kubota Corp. (a)	158,500	2,143,764
Kurita Water Industries Ltd.	17,200	383,418
Makita Corp.	16,100	1,068,993
Minebea Co., Ltd.	43,000	292,138
Mitsubishi Heavy Industries Ltd.	492,000	1,978,441
Nabtesco Corp.	18,900	450,957
NGK Insulators Ltd.	39,000	788,473
NSK Ltd.	67,400	493,363
SMC Corp.	8,800	2,165,030
Sumitomo Heavy Industries Ltd. (a)	77,000	338,253
THK Co., Ltd.	20,800	354,524

		21,138,140

Marine 0.0%†
Mitsui OSK Lines Ltd. (a)	174,000	370,012
Nippon Yusen KK (a)	260,000	457,401

		827,413

Media 0.1%
Dentsu, Inc. (a)	33,101	1,551,637

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Media (continued)
Hakuhodo DY Holdings, Inc.	33,400	$400,326
Toho Co., Ltd.	15,600	431,986

		2,383,949

Metals & Mining 0.3%
Hitachi Metals Ltd.	30,000	304,775
JFE Holdings, Inc. (a)	79,800	1,041,007
Kobe Steel Ltd. (a)	453,000	372,309
Maruichi Steel Tube Ltd.	9,000	314,552
Mitsubishi Materials Corp.	163,000	390,280
Nippon Steel & Sumitomo Metal Corp. (a)	121,044	2,343,368
Sumitomo Metal Mining Co., Ltd.	72,000	732,412

		5,498,703

Multiline Retail 0.2%
Don Quijote Holdings Co., Ltd. (a)	18,200	676,362
Isetan Mitsukoshi Holdings Ltd.	53,960	480,287
J. Front Retailing Co., Ltd.	35,300	366,003
Marui Group Co., Ltd.	31,200	420,011
Ryohin Keikaku Co., Ltd. (a)	3,800	926,051
Takashimaya Co., Ltd.	47,000	336,640

		3,205,354

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd. (a)	12,300	267,034
INPEX Corp. (a)	140,900	1,101,923
JX Holdings, Inc.	310,089	1,210,377
Showa Shell Sekiyu KK (a)	24,400	227,741
TonenGeneral Sekiyu KK (a)	49,000	446,367

		3,253,442

Paper & Forest Products 0.0%†
Oji Holdings Corp.	130,000	499,071

Personal Products 0.4%
Kao Corp. (a)	75,600	4,403,107
Kose Corp. (a)	4,300	364,381
Pola Orbis Holdings, Inc. (a)	3,400	319,975
Shiseido Co., Ltd.	58,400	1,521,773

		6,609,236

Pharmaceuticals 1.5%
Astellas Pharma, Inc.	318,500	4,994,826
Chugai Pharmaceutical Co., Ltd. (a)	34,300	1,222,391
Daiichi Sankyo Co., Ltd.	90,300	2,193,849
Eisai Co., Ltd.	38,200	2,132,939
Hisamitsu Pharmaceutical Co., Inc.	9,400	542,017
Kyowa Hakko Kirin Co., Ltd.	39,300	670,292
Mitsubishi Tanabe Pharma Corp.	35,400	639,614
Ono Pharmaceutical Co., Ltd.	62,000	2,700,786
Otsuka Holdings Co., Ltd. (a)	59,000	2,718,890
Santen Pharmaceutical Co., Ltd.	56,400	886,449
Shionogi & Co., Ltd.	45,800	2,503,706
Sumitomo Dainippon Pharma Co., Ltd.	26,100	452,387
Taisho Pharmaceutical Holdings Co., Ltd.	5,200	547,196

16

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd.	106,500	$4,593,152

		26,798,494

Professional Services 0.1%
Recruit Holdings Co., Ltd. (a)	42,300	1,545,393

Real Estate Investment Trusts (REITs) 0.4%
Japan Prime Realty Investment Corp.	130	557,851
Japan Real Estate Investment Corp.	195	1,204,432
Japan Retail Fund Investment Corp.	402	1,026,494
Nippon Building Fund, Inc.	219	1,349,049
Nippon Prologis REIT, Inc.	249	608,301
Nomura Real Estate Master Fund, Inc.	560	885,257
United Urban Investment Corp.	451	812,414

		6,443,798

Real Estate Management & Development 0.8%
Aeon Mall Co., Ltd.	20,530	268,616
Daito Trust Construction Co., Ltd.	10,500	1,704,805
Daiwa House Industry Co., Ltd.	84,800	2,490,322
Hulic Co., Ltd. (a)	41,700	439,417
Mitsubishi Estate Co., Ltd.	189,000	3,466,788
Mitsui Fudosan Co., Ltd.	134,000	3,075,405
Nomura Real Estate Holdings, Inc.	21,000	366,957
NTT Urban Development Corp. (a)	14,700	158,034
Sumitomo Realty & Development Co., Ltd.	54,000	1,464,338
Tokyo Tatemono Co., Ltd.	34,100	408,937
Tokyu Fudosan Holdings Corp.	76,400	476,626

		14,320,245

Road & Rail 1.1%
Central Japan Railway Co.	21,800	3,877,426
East Japan Railway Co.	49,976	4,631,442
Hankyu Hanshin Holdings, Inc.	179,000	1,334,722
Keikyu Corp.	70,000	704,417
Keio Corp.	91,000	858,391
Keisei Electric Railway Co., Ltd.	40,000	515,591
Kintetsu Group Holdings Co., Ltd.	265,000	1,134,052
Nagoya Railroad Co., Ltd. (a)	146,000	822,627
Nippon Express Co., Ltd.	123,000	562,075
Odakyu Electric Railway Co., Ltd.	92,000	1,078,786
Tobu Railway Co., Ltd. (a)	153,000	839,745
Tokyu Corp.	155,000	1,360,852
West Japan Railway Co.	24,300	1,539,971

		19,260,097

Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	14,200	560,476
Tokyo Electron Ltd.	24,200	2,045,110

		2,605,586

Software 0.2%
GungHo Online Entertainment, Inc. (a)	55,700	150,927
Konami Holdings Corp.	12,900	492,133
Nexon Co., Ltd.	27,000	399,601

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Software (continued)
Nintendo Co., Ltd.	17,000	$2,442,886
Oracle Corp. Japan	5,200	277,280
Trend Micro, Inc. (a)	18,100	647,328

		4,410,155

Specialty Retail 0.3%
ABC-Mart, Inc.	5,000	335,559
Fast Retailing Co., Ltd.	7,900	2,120,996
Hikari Tsushin, Inc.	3,400	284,829
Nitori Holdings Co., Ltd.	12,300	1,491,794
Shimamura Co., Ltd.	3,600	535,632
USS Co., Ltd.	34,700	573,473
Yamada Denki Co., Ltd. (a)	93,400	493,042

		5,835,325

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	32,000	343,243
Canon, Inc. (a)	160,400	4,579,453
FUJIFILM Holdings Corp.	65,500	2,541,428
Konica Minolta, Inc.	72,100	525,217
NEC Corp.	400,000	931,946
Ricoh Co., Ltd. (a)	105,300	912,791
Seiko Epson Corp.	43,700	700,582

		10,534,660

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	25,700	434,199

Tobacco 0.4%
Japan Tobacco, Inc. (a)	165,700	6,678,075

Trading Companies & Distributors 0.7%
ITOCHU Corp.	224,200	2,742,686
Marubeni Corp.	252,200	1,139,373
Mitsubishi Corp.	226,300	3,984,539
Mitsui & Co., Ltd.	261,900	3,126,347
Sumitomo Corp.	179,500	1,809,342
Toyota Tsusho Corp.	31,400	676,022

		13,478,309

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co., Ltd. (a)	5,900	214,059
Kamigumi Co., Ltd.	34,000	314,256
Mitsubishi Logistics Corp.	18,000	251,826

		780,141

Wireless Telecommunication Services 1.3%
KDDI Corp. (a)	285,100	8,669,816
NTT DOCOMO, Inc.	214,700	5,790,148
SoftBank Group Corp.	144,700	8,183,085

		22,643,049

		414,917,527

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	14,351	1,610,433

17

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JORDAN 0.0%†
Pharmaceuticals 0.0%†
Hikma Pharmaceuticals PLC	21,517	$708,576

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	68,554	990,819

Media 0.1%
RTL Group SA	5,954	486,257
SES SA, FDR	54,829	1,173,754

		1,660,011

Metals & Mining 0.1%
ArcelorMittal*	280,446	1,278,610

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	10,914	669,458

		4,598,898

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd.	116,800	152,506
Sands China Ltd. (a)	360,300	1,219,225
Wynn Macau Ltd.	252,000	365,169

		1,736,900

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC (a)	34,536	760,535

NETHERLANDS 4.1%
Banks 0.4%
ABN AMRO Group NV, CVA (c)	35,205	578,794
ING Groep NV, CVA	581,705	6,018,269

		6,597,063

Beverages 0.3%
Heineken Holding NV	15,450	1,251,785
Heineken NV	34,968	3,207,329

		4,459,114

Chemicals 0.2%
Akzo Nobel NV	37,170	2,309,030
Koninklijke DSM NV	26,946	1,554,527

		3,863,557

Construction & Engineering 0.0%†
Boskalis Westminster	13,999	477,683
OCI NV*	16,804	227,640

		705,323

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV (a)	518,689	1,848,835

Food & Staples Retailing 0.2%
Koninklijke Ahold NV	126,183	2,786,446

Industrial Conglomerates 0.2%
Koninklijke Philips NV	139,196	3,457,110

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Insurance 0.1%
Aegon NV	276,212	$1,094,442
NN Group NV	47,417	1,305,315

		2,399,757

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,927	717,554

Media 0.2%
Altice NV, Class A*	58,877	879,118
Altice NV, Class B*	13,890	209,269
Wolters Kluwer NV	45,691	1,850,085

		2,938,472

Oil, Gas & Consumable Fuels 1.9%
Koninklijke Vopak NV	10,886	541,899
Royal Dutch Shell PLC, Class A	636,918	17,493,059
Royal Dutch Shell PLC, Class B	567,043	15,666,596

		33,701,554

Professional Services 0.0%†
Randstad Holding NV	18,246	729,675

Semiconductors & Semiconductor Equipment 0.5%
ASML Holding NV	55,179	5,431,723
NXP Semiconductors NV*	44,059	3,451,582

		8,883,305

Software 0.0%†
Gemalto NV	12,689	768,750

		73,856,515

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.	109,145	671,356

Diversified Telecommunication Services 0.1%
Spark New Zealand Ltd.	279,183	709,585

Electric Utilities 0.0%†
Contact Energy Ltd.	104,327	387,313
Mighty River Power Ltd.	95,982	207,149

		594,462

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd. (a)	52,015	347,183

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	172,016	324,639

Transportation Infrastructure 0.1%
Auckland International Airport Ltd.	154,162	717,144

		3,364,369

NORWAY 0.6%
Banks 0.1%
DNB ASA	144,944	1,734,950

Chemicals 0.1%
Yara International ASA	27,130	861,834

18

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Diversified Telecommunication Services 0.1%
Telenor ASA	117,086	$1,938,127

Food Products 0.1%
Marine Harvest ASA*	57,312	966,696
Orkla ASA	124,189	1,104,482

		2,071,178

Insurance 0.0%†
Gjensidige Forsikring ASA	31,893	531,366

Media 0.0%†
Schibsted ASA, Class A	12,647	379,105
Schibsted ASA, Class B	13,258	379,312

		758,417

Metals & Mining 0.0%†
Norsk Hydro ASA	197,377	722,564

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	167,536	2,894,764

		11,513,200

PORTUGAL 0.1%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	348,543	1,067,089

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	39,441	622,054

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA	57,667	802,052

		2,491,195

SINGAPORE 1.3%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd. (a)	254,900	600,007

Airlines 0.1%
Singapore Airlines Ltd. (a)	85,266	677,090

Banks 0.5%
DBS Group Holdings Ltd. (a)	267,200	3,150,535
Oversea-Chinese Banking Corp., Ltd. (a)	462,300	3,005,891
United Overseas Bank Ltd. (a)	194,700	2,682,568

		8,838,994

Distributors 0.0%†
Jardine Cycle & Carriage Ltd. (a)	16,666	455,913

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	115,000	655,076

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd. (a)	1,216,350	3,756,841

Food Products 0.1%
Golden Agri-Resources Ltd.	1,253,612	328,009
Wilmar International Ltd. (a)	273,294	665,280

		993,289

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Hotels, Restaurants & Leisure 0.0%†
Genting Singapore PLC	997,396	$541,044

Industrial Conglomerates 0.1%
Keppel Corp., Ltd. (a)	221,300	912,930
Sembcorp Industries Ltd. (a)	135,000	285,886

		1,198,816

Machinery 0.0%†
Sembcorp Marine Ltd.	124,400	144,758

Media 0.0%†
Singapore Press Holdings Ltd. (a)	208,000	612,931

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust (a)	317,127	586,914
CapitaLand Commercial Trust (a)	336,800	370,439
CapitaLand Mall Trust	369,800	587,991
Suntec Real Estate Investment Trust	392,700	518,903

		2,064,247

Real Estate Management & Development 0.1%
CapitaLand Ltd. (a)	381,597	876,139
City Developments Ltd. (a)	61,600	374,334
Global Logistic Properties Ltd. (a)	387,100	522,604
UOL Group Ltd.	82,400	335,884

		2,108,961

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	306,900	630,259

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U (a)	871,100	394,734

Wireless Telecommunication Services 0.0%†
StarHub Ltd. (a)	81,475	229,897

		23,902,857

SOUTH AFRICA 0.1%
Capital Markets 0.0%†
Investec PLC	95,546	593,891

Health Care Providers & Services 0.0%†
Mediclinic International PLC	59,525	871,437

Paper & Forest Products 0.1%
Mondi PLC	55,763	1,044,021

		2,509,349

SPAIN 2.9%
Banks 1.0%
Banco Bilbao Vizcaya Argentaria SA (a)	983,578	5,635,365
Banco de Sabadell SA	813,135	1,076,799
Banco Popular Espanol SA	500,209	650,050
Banco Santander SA	2,189,621	8,497,214
Bankia SA	721,581	525,290
Bankinter SA	102,841	663,853

19

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Banks (continued)
CaixaBank SA (a)	411,572	$907,093

		17,955,664

Biotechnology 0.1%
Grifols SA	48,020	1,090,840

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	29,672	813,879
Ferrovial SA	72,477	1,418,952

		2,232,831

Diversified Telecommunication Services 0.4%
Telefonica SA	676,686	6,424,331

Electric Utilities 0.4%
Endesa SA	48,333	969,825
Iberdrola SA	823,454	5,617,247
Red Electrica Corp. SA	14,221	1,270,700

		7,857,772

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	103,532	604,305

Gas Utilities 0.1%
Enagas SA	25,956	792,963
Gas Natural SDG SA	52,112	1,035,863

		1,828,826

Information Technology Services 0.2%
Amadeus IT Holding SA, Class A	66,833	2,944,579

Insurance 0.0%†
Mapfre SA (a)	190,679	418,763

Machinery 0.0%†
Zardoya Otis SA (a)	30,579	288,767

Oil, Gas & Consumable Fuels 0.1%
Repsol SA (a)	165,954	2,127,344

Specialty Retail 0.3%
Industria de Diseno Textil SA (a)	165,025	5,543,843

Transportation Infrastructure 0.2%
Abertis Infraestructuras SA	84,666	1,251,160
Aena SA (c)	10,117	1,341,014

		2,592,174

		51,910,039

SWEDEN 2.7%
Banks 0.6%
Nordea Bank AB	458,395	3,888,861
Skandinaviska Enskilda Banken AB, Class A	230,584	2,014,308
Svenska Handelsbanken AB, Class A	223,982	2,719,257
Swedbank AB, Class A	139,325	2,926,255

		11,548,681

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Building Products 0.2%
Assa Abloy AB, Class B	149,423	$3,074,054

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	49,050	757,225

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	458,821	3,524,918

Construction & Engineering 0.1%
Skanska AB, Class B	49,404	1,034,469

Diversified Financial Services 0.2%
Industrivarden AB, Class C	24,425	397,383
Investor AB, Class B	68,896	2,314,616
Kinnevik AB	36,035	861,404

		3,573,403

Diversified Telecommunication Services 0.1%
Telia Co AB	389,313	1,843,583

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	38,466	1,407,700

Food & Staples Retailing 0.0%†
ICA Gruppen AB	13,194	442,199

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	29,910	617,522

Household Durables 0.1%
Electrolux AB Series B	37,400	1,019,705
Husqvarna AB, Class B	66,299	493,694

		1,513,399

Household Products 0.2%
Svenska Cellulosa AB SCA, Class B	91,786	2,949,145

Machinery 0.5%
Alfa Laval AB	42,275	666,289
Atlas Copco AB, Class A	101,456	2,635,030
Atlas Copco AB, Class B	59,704	1,415,123
Sandvik AB (a)	163,894	1,640,896
SKF AB, Class B	59,478	953,014
Volvo AB, Class B	235,692	2,341,439

		9,651,791

Metals & Mining 0.1%
Boliden AB	42,697	834,474

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	25,913	472,216

Specialty Retail 0.2%
Hennes & Mauritz AB, Class B	142,873	4,203,440

Tobacco 0.1%
Swedish Match AB	28,399	991,072

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	52,911	464,524

		48,903,815

20

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND 9.5%
Beverages 0.0%†
Coca-Cola HBC AG*	28,376	$574,174

Biotechnology 0.1%
Actelion Ltd. REG*	15,256	2,569,074

Building Products 0.1%
Geberit AG REG	5,847	2,214,624

Capital Markets 0.7%
Credit Suisse Group AG REG*	278,589	2,967,647
Julius Baer Group Ltd.*	34,592	1,392,270
Partners Group Holding AG	2,661	1,140,412
UBS Group AG REG	551,086	7,150,668

		12,650,997

Chemicals 0.6%
EMS-Chemie Holding AG REG	1,189	613,890
Givaudan SA REG	1,397	2,812,894
Sika AG — Bearer Shares	336	1,408,868
Syngenta AG REG	13,938	5,350,082

		10,185,734

Construction Materials 0.2%
LafargeHolcim Ltd. REG*	69,789	2,919,800

Diversified Financial Services 0.0%†
Pargesa Holding SA — Bearer Shares	5,247	346,927

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,886	1,930,587

Electrical Equipment 0.3%
ABB Ltd. REG*	299,181	5,921,420

Food Products 2.2%
Aryzta AG*	11,442	422,849
Barry Callebaut AG REG*	306	376,763
Chocoladefabriken Lindt & Spruengli AG	150	894,618
Chocoladefabriken Lindt & Spruengli AG REG	15	1,071,951
Nestle SA REG	482,051	37,348,508

		40,114,689

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	8,322	1,104,539

Insurance 0.7%
Baloise Holding AG REG	7,905	880,462
Swiss Life Holding AG REG*	4,952	1,144,397
Swiss Re AG	51,011	4,455,322
Zurich Insurance Group AG*	22,551	5,578,728

		12,058,909

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	8,220	1,365,439

Machinery 0.1%
Schindler Holding AG REG	2,819	513,020
Schindler Holding AG — Participation Certificate	6,669	1,207,409

		1,720,429

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Marine 0.1%
Kuehne + Nagel International AG REG	8,311	$1,164,451

Metals & Mining 0.2%
Glencore PLC*	1,841,567	3,795,692

Pharmaceuticals 3.2%
Galenica AG REG	597	804,804
Novartis AG REG	344,022	28,395,078
Roche Holding AG	106,220	28,029,315

		57,229,197

Professional Services 0.2%
Adecco Group AG REG	25,407	1,281,480
SGS SA REG	829	1,899,033

		3,180,513

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	9,756	883,198

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV (a)	101,439	592,242

Specialty Retail 0.0%†
Dufry AG REG*	7,142	854,205

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA REG	78,358	4,586,662
Swatch Group AG (The) REG	7,758	444,283
Swatch Group AG (The) — Bearer Shares (a)	4,624	1,345,593

		6,376,538

Trading Companies & Distributors 0.1%
Wolseley PLC	38,674	2,002,680

		171,756,058

UNITED KINGDOM 16.8%
Aerospace & Defense 0.4%
BAE Systems PLC	476,150	3,333,318
Cobham PLC	242,130	510,127
Meggitt PLC	115,356	627,011
Rolls-Royce Holdings PLC*	278,850	2,661,615

		7,132,071

Air Freight & Logistics 0.0%†
Royal Mail PLC	136,869	919,561

Airlines 0.1%
easyJet PLC	24,153	350,982
International Consolidated Airlines Group SA (a)	126,427	625,976

		976,958

Auto Components 0.1%
GKN PLC	258,625	935,047

Automobiles 0.0%†
Fiat Chrysler Automobiles NV (a)	137,308	845,194

21

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Banks 2.0%
Barclays PLC	2,567,166	$4,774,638
HSBC Holdings PLC	2,977,380	18,446,517
Lloyds Banking Group PLC	9,722,555	7,041,954
Royal Bank of Scotland Group PLC*	519,907	1,178,190
Standard Chartered PLC	498,356	3,781,015

		35,222,314

Beverages 1.1%
Coca-Cola European Partners PLC	32,416	1,161,589
Diageo PLC	381,389	10,654,355
SABMiller PLC	147,723	8,615,076

		20,431,020

Capital Markets 0.2%
3i Group PLC	139,285	1,021,948
Aberdeen Asset Management PLC	134,455	504,461
Hargreaves Lansdown PLC	39,671	661,753
ICAP PLC	80,385	452,302
Schroders PLC	20,990	663,298

		3,303,762

Chemicals 0.1%
Croda International PLC	19,083	801,074
Johnson Matthey PLC	28,643	1,074,319

		1,875,393

Commercial Services & Supplies 0.1%
Aggreko PLC	41,244	705,397
Babcock International Group PLC	38,889	470,177
G4S PLC	226,531	555,083

		1,730,657

Consumer Finance 0.0%†
Provident Financial PLC	22,171	683,618

Diversified Financial Services 0.1%
London Stock Exchange Group PLC	47,513	1,614,419

Diversified Telecommunication Services 0.4%
BT Group PLC	1,275,820	7,012,671
Inmarsat PLC	72,335	779,545

		7,792,216

Electric Utilities 0.2%
SSE PLC	150,672	3,135,960

Energy Equipment & Services 0.0%†
Petrofac Ltd.	36,660	381,066

Food & Staples Retailing 0.2%
J Sainsbury PLC (a)	211,282	658,184
Tesco PLC*	1,236,309	2,903,591
Wm Morrison Supermarkets PLC (a)	338,824	850,585

		4,412,360

Food Products 0.1%
Associated British Foods PLC	53,578	1,952,294

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Food Products (continued)
Tate & Lyle PLC	70,114	$626,886

		2,579,180

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	136,339	2,315,196

Hotels, Restaurants & Leisure 0.5%
Compass Group PLC	247,685	4,712,305
InterContinental Hotels Group PLC	28,280	1,042,974
Merlin Entertainments PLC (c)	113,594	668,953
Whitbread PLC (a)	27,464	1,285,020
William Hill PLC	131,554	453,144

		8,162,396

Household Durables 0.2%
Barratt Developments PLC	147,753	802,894
Berkeley Group Holdings PLC	19,317	652,291
Persimmon PLC	45,613	884,513
Taylor Wimpey PLC	482,860	856,635

		3,196,333

Household Products 0.5%
Reckitt Benckiser Group PLC	96,606	9,686,844

Industrial Conglomerates 0.1%
Smiths Group PLC	62,259	962,102

Information Technology Services 0.0%†
Worldpay Group PLC* (c)	211,657	770,368

Insurance 1.1%
Admiral Group PLC	32,188	875,194
Aviva PLC	608,688	3,208,570
Direct Line Insurance Group PLC	210,395	972,689
Legal & General Group PLC	898,547	2,300,368
Old Mutual PLC	756,337	2,043,219
Prudential PLC	388,020	6,584,276
RSA Insurance Group PLC	154,943	1,038,485
St James’s Place PLC	80,368	847,543
Standard Life PLC	294,055	1,160,153

		19,030,497

Internet Software & Services 0.0%†
Auto Trader Group PLC (c)	142,544	673,846

Machinery 0.1%
CNH Industrial NV	155,207	1,125,818
IMI PLC	38,491	498,817
Weir Group PLC (The)	34,959	675,179

		2,299,814

Media 0.8%
ITV PLC	542,061	1,299,686
Pearson PLC	122,697	1,596,057
RELX NV	152,943	2,646,011
RELX PLC	168,084	3,095,171
Sky PLC	156,152	1,774,425
WPP PLC	195,001	4,064,096

		14,475,446

22

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Metals & Mining 0.6%
Anglo American PLC	208,610	$2,044,846
Rio Tinto Ltd.	64,133	2,218,398
Rio Tinto PLC	185,876	5,774,524

		10,037,768

Multiline Retail 0.1%
Marks & Spencer Group PLC	247,437	1,059,656
Next PLC	21,640	1,429,882

		2,489,538

Multi-Utilities 0.6%
Centrica PLC	816,598	2,469,387
National Grid PLC	563,988	8,293,628

		10,763,015

Oil, Gas & Consumable Fuels 0.9%
BP PLC	2,802,907	16,406,867

Personal Products 1.2%
Unilever NV, CVA	246,714	11,474,575
Unilever PLC	195,104	9,348,439

		20,823,014

Pharmaceuticals 1.5%
AstraZeneca PLC	191,413	11,443,343
GlaxoSmithKline PLC	738,029	15,849,180

		27,292,523

Professional Services 0.1%
Capita PLC	100,808	1,298,963
Intertek Group PLC	25,249	1,176,434

		2,475,397

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC (The)	147,728	1,199,447
Hammerson PLC	113,229	815,541
Intu Properties PLC	137,828	535,846
Land Securities Group PLC	116,573	1,622,170
Segro PLC	116,573	646,146

		4,819,150

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	211,768	3,216,698

Software 0.1%
Sage Group PLC (The)	165,677	1,432,039

Specialty Retail 0.1%
Dixons Carphone PLC	152,035	652,545
Kingfisher PLC	341,654	1,467,433

		2,119,978

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	67,310	1,047,036

Tobacco 1.5%
British American Tobacco PLC	281,986	18,280,883
Imperial Brands PLC	145,399	7,885,392

		26,166,275

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Trading Companies & Distributors 0.2%
Ashtead Group PLC	76,168	$1,087,978
Bunzl PLC	50,438	1,551,904
Travis Perkins PLC	38,663	762,819

		3,402,701

Water Utilities 0.1%
Severn Trent PLC	34,668	1,131,190
United Utilities Group PLC	100,540	1,393,517

		2,524,707

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	4,013,838	12,237,627

		302,797,971

UNITED STATES 0.5%
Biotechnology 0.4%
Shire PLC	135,666	8,384,500

Containers & Packaging 0.0%†
Ball Corp.	4,588	331,637

Hotels, Restaurants & Leisure 0.1%
Carnival PLC	28,121	1,247,442

		9,963,579

Total Common Stocks (cost $1,688,111,505)		1,768,747,874

Preferred Stocks 0.5%
GERMANY 0.5%
Auto Components 0.0%†
Schaeffler AG — Preference Shares	24,868	328,469

Automobiles 0.3%
Bayerische Motoren Werke AG — Preference Shares	8,186	521,830
Porsche Automobil Holding SE — Preference Shares	23,277	1,075,906
Volkswagen AG — Preference Shares	27,909	3,380,348

		4,978,084

Chemicals 0.0%†
Fuchs Petrolub SE — Preference Shares	11,312	445,024

Household Products 0.2%
Henkel AG & Co. KGaA	26,633	3,254,834

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC, Class C — Preference Shares*	19,798,350	26,357

Total Preferred Stocks (cost $8,920,988)		9,032,768

23

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

Rights 0.0%†

	Number of Rights	Market Value

HONG KONG 0.0%†
Trading Companies & Distributors 0.0%†
Noble Group Ltd., expiring at an exercise price of $0.11 on 7/20/2016* (b)	731,245	$48,854

SPAIN 0.0%†
Construction & Engineering 0.0%†
ACS Actividades de Construccion y Servicios SA, expiring at an exercise price of $0.00 on 7/11/2016*	29,672	20,844

Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $0.00 on 7/1/2016* (a)	165,954	53,961

		74,805

Total Rights (cost $250,153)		123,659

Repurchase Agreements 5.8%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $8,000,098, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $8,160,000. (d)(e)	$8,000,000	8,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $8,000,089, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $8,160,000. (d)(e)	8,000,000	8,000,000
Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $8,036,887, collateralized by U.S. Government Agency Securities, ranging from 2.00% - 11.50%, maturing 07/01/16 - 02/20/61; total market value $8,160,000. (d)(e)(f)	8,000,000	8,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $2,860,640, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $2,917,817. (d)(e)	2,860,605	2,860,605

Repurchase Agreements (continued)

	Principal Amount	Market Value

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $15,001,546, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $15,301,577. (d)(e)	$15,000,000	$15,000,000
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $13,000,217, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $13,260,221. (d)(e)	13,000,000	13,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $10,000,117, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $10,200,000. (d)(e)	10,000,000	10,000,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $19,001,367, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $19,380,697. (d)(e)	19,000,000	19,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $20,003,111, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $20,400,474. (d)(e)(g)	20,000,000	20,000,000

Total Repurchase Agreements (cost $103,860,605)		103,860,605

Total Investments (cost $1,801,143,251) (h) — 104.6%		1,881,764,906
Liabilities in excess of other assets — (4.6)%		(82,206,350)

NET ASSETS — 100.0%		$1,799,558,556

24

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $100,554,374, which was collateralized by repurchase agreements with a total value of $103,860,605 and $1,548,868 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.75%, and maturity dates ranging from 11/15/16 - 05/15/45 a total value of $105,409,473.

(b)	Fair valued security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $6,476,834 which represents 0.36% of net assets.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $103,860,605.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(f)	The repurchase agreement has a daily put feature.

(g)	Illiquid security.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company
Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System(CHESS) Depository Interest

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
203	DJ Euro Stoxx 50	09/16/16	$6,431,723	$102,452
63	FTSE 100 Index	09/16/16	5,386,470	368,136
58	SGX Nikkei 225 Index	09/08/16	4,366,920	(125,352)
26	SPI 200 Index	09/15/16	2,509,169	24,562

			$18,694,282	$369,798

At June 30, 2016, the Fund had $1,887,745 segregated in foreign currency as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT International Index Fund
Assets:
Investments, at value* (cost $1,697,282,646)	$1,777,904,301
Repurchase agreements, at value (cost $103,860,605)	103,860,605

Total Investments, at value (total cost $1,801,143,251)	1,881,764,906

Cash	2,951,460
Deposits with broker for futures contracts	1,887,745
Foreign currencies, at value (cost $17,980,400)	17,825,659
Dividends receivable	4,021,700
Security lending income receivable	121,509
Receivable for investments sold	1,366,419
Receivable for capital shares issued	1,172,414
Reclaims receivable	3,716,911
Receivable for variation margin on futures contracts	443,625
Prepaid expenses	11,270

Total Assets	1,915,283,618

Liabilities:
Payable for investments purchased	9,236,169
Payable for capital shares redeemed	2,099,363
Payable upon return of securities loaned (Note 2)	103,860,605
Accrued expenses and other payables:
Investment advisory fees	352,196
Fund administration fees	43,055
Distribution fees	19,698
Administrative servicing fees	17,327
Accounting and transfer agent fees	14,931
Custodian fees	9,283
Compliance program costs (Note 3)	1,876
Professional fees	36,062
Printing fees	11,686
Other	22,811

Total Liabilities	115,725,062

Net Assets	$1,799,558,556

Represented by:
Capital	$1,862,531,983
Accumulated undistributed net investment income	36,424,377
Accumulated net realized losses from investments, futures, and foreign currency transactions	(180,080,017)
Net unrealized appreciation/(depreciation) from investments	80,621,655
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	369,798
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(309,240)

Net Assets	$1,799,558,556

*	Includes value of securities on loan of $100,554,374 (Note 2).

26

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT International Index Fund
Net Assets:
Class I Shares	$61,120,701
Class II Shares	8,342,564
Class VIII Shares	54,286,354
Class Y Shares	1,675,808,937

Total	$1,799,558,556

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,275,037
Class II Shares	994,713
Class VIII Shares	6,504,793
Class Y Shares	199,142,031

Total	213,916,574

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.40
Class II Shares	$8.39
Class VIII Shares	$8.35
Class Y Shares	$8.42

The accompanying notes are an integral part of these financial statements.

27

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$43,242,261
Income from securities lending (Note 2)	936,981
Interest income	5,045
Foreign tax withholding	(3,907,493)

Total Income	40,276,794

EXPENSES:
Investment advisory fees	2,104,522
Fund administration fees	259,290
Distribution fees Class II Shares	12,167
Distribution fees Class VIII Shares	105,054
Administrative servicing fees Class I Shares	44,956
Administrative servicing fees Class II Shares	7,301
Administrative servicing fees Class VIII Shares	39,395
Professional fees	71,183
Printing fees	11,083
Trustee fees	28,762
Custodian fees	33,635
Accounting and transfer agent fees	37,552
Compliance program costs (Note 3)	3,901
Other	65,733

Total Expenses	2,824,534

NET INVESTMENT INCOME	37,452,260

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(10,274,886)
Net realized losses from futures transactions (Note 2)	(941,813)
Net realized gains from foreign currency transactions (Note 2)	1,052,434

Net realized losses from investments, futures, and foreign currency transactions	(10,164,265)

Net change in unrealized appreciation/(depreciation) from investments	(85,048,858)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	85,445
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(179,325)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(85,142,738)

Net realized/unrealized losses from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(95,307,003)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(57,854,743)

The accompanying notes are an integral part of these financial statements.

28

Statements of Changes in Net Assets

	NVIT International Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$37,452,260	$50,236,506
Net realized losses from investments, futures, and foreign currency transactions	(10,164,265)	(2,740,268)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(85,142,738)	(65,432,355)

Change in net assets resulting from operations	(57,854,743)	(17,936,117)

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,045,955)
Class II	–	(261,907)
Class VIII	–	(1,117,715)
Class Y	–	(43,578,268)

Change in net assets from shareholder distributions	–	(46,003,845)

Change in net assets from capital transactions	32,907,725	167,438,579

Change in net assets	(24,947,018)	103,498,617

Net Assets:
Beginning of period	1,824,505,574	1,721,006,957

End of period	$1,799,558,556	$1,824,505,574

Accumulated undistributed (distributions in excess of) net investment income at end of period	$36,424,377	$(1,027,883)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$15,501,875	$58,329,890
Dividends reinvested	–	1,045,955
Cost of shares redeemed	(10,701,853)	(14,969,332)

Total Class I Shares	4,800,022	44,406,513

Class II Shares
Proceeds from shares issued	457,157	3,566,469
Dividends reinvested	–	261,907
Cost of shares redeemed	(3,604,268)	(3,605,918)

Total Class II Shares	(3,147,111)	222,458

Class VIII Shares
Proceeds from shares issued	3,933,021	19,168,267
Dividends reinvested	–	1,117,715
Cost of shares redeemed	(2,358,404)	(6,623,343)

Total Class VIII Shares	1,574,617	13,662,639

Class Y Shares
Proceeds from shares issued	76,752,204	225,465,491
Dividends reinvested	–	43,578,268
Cost of shares redeemed	(47,072,007)	(159,896,790)

Total Class Y Shares	29,680,197	109,146,969

Change in net assets from capital transactions	$32,907,725	$167,438,579

29

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	1,894,101	6,393,827
Reinvested	–	121,952
Redeemed	(1,284,714)	(1,584,120)

Total Class I Shares	609,387	4,931,659

Class II Shares
Issued	55,497	392,410
Reinvested	–	30,513
Redeemed	(431,585)	(384,986)

Total Class II Shares	(376,088)	37,937

Class VIII Shares
Issued	476,107	2,049,728
Reinvested	–	130,816
Redeemed	(287,676)	(715,689)

Total Class VIII Shares	188,431	1,464,855

Class Y Shares
Issued	9,312,411	23,770,599
Reinvested	–	5,072,577
Redeemed	(5,440,411)	(16,599,161)

Total Class Y Shares	3,872,000	12,244,015

Total change in shares	4,293,730	18,678,466

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.70	0.17	(0.47)	(0.30)	–	–	–	$8.40	(3.45%	)	$61,120,701	0.45%	4.19%	0.45%	3.24%
Year Ended December 31, 2015	$9.02	0.22	(0.31)	(0.09)	(0.23)	(0.23)	–	$8.70	(0.96%	)	$57,974,996	0.45%	2.40%	0.45%	4.35%
Period Ended December 31, 2014 (f)	$10.01	0.23	(1.01)	(0.78)	(0.21)	(0.21)	–	$9.02	(7.83%	)	$15,638,520	0.44%	2.32%	0.44%	3.98%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.69	0.16	(0.46)	(0.30)	–	–	–	$8.39	(3.45%	)	$8,342,564	0.70%	3.80%	0.70%	3.24%
Year Ended December 31, 2015	$9.00	0.23	(0.35)	(0.12)	(0.19)	(0.19)	–	$8.69	(1.26%	)	$11,918,143	0.67%	2.47%	0.67%	4.35%
Year Ended December 31, 2014	$9.89	0.34	(0.94)	(0.60)	(0.29)	(0.29)	–	$9.00	(6.12%	)	$11,995,318	0.70%	3.46%	0.70%	3.98%
Year Ended December 31, 2013	$8.37	0.21	1.57	1.78	(0.26)	(0.26)	–	$9.89	21.36%		$16,662,095	0.70%	2.27%	0.70%	5.67%
Year Ended December 31, 2012	$7.25	0.24	1.08	1.32	(0.20)	(0.20)	–	$8.37	18.29%		$12,451,393	0.71%	3.03%	0.72%	8.67%
Year Ended December 31, 2011	$8.51	0.23	(1.27)	(1.04)	(0.22)	(0.22)	–	$7.25	(12.72%	)	$14,359,606	0.71%	2.79%	0.73%	5.07%

Class VIII Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.66	0.15	(0.46)	(0.31)	–	–	–	$8.35	(3.58%	)	$54,286,354	0.85%	3.73%	0.85%	3.24%
Year Ended December 31, 2015	$8.97	0.21	(0.34)	(0.13)	(0.18)	(0.18)	–	$8.66	(1.39%	)	$54,681,371	0.84%	2.24%	0.84%	4.35%
Year Ended December 31, 2014	$9.86	0.27	(0.87)	(0.60)	(0.29)	(0.29)	–	$8.97	(6.19%	)	$43,497,497	0.85%	2.83%	0.85%	3.98%
Year Ended December 31, 2013	$8.36	0.19	1.55	1.74	(0.24)	(0.24)	–	$9.86	21.01%		$36,745,163	0.85%	2.09%	0.85%	5.67%
Year Ended December 31, 2012	$7.24	0.20	1.11	1.31	(0.19)	(0.19)	–	$8.36	18.21%		$23,542,464	0.86%	2.62%	0.87%	8.67%
Year Ended December 31, 2011	$8.50	0.21	(1.26)	(1.05)	(0.21)	(0.21)	–	$7.24	(12.85%	)	$24,478,621	0.86%	2.57%	0.88%	5.07%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$8.71	0.18	(0.47)	(0.29)	–	–	–	$8.42	(3.33%	)(g)	$1,675,808,937	0.30%	4.27%	0.30%	3.24%
Year Ended December 31, 2015	$9.01	0.26	(0.33)	(0.07)	(0.23)	(0.23)	–	$8.71	(0.74%	)	$1,699,931,064	0.30%	2.79%	0.30%	4.35%
Year Ended December 31, 2014	$9.91	0.34	(0.90)	(0.56)	(0.34)	(0.34)	–	$9.01	(5.76%	)	$1,649,875,622	0.30%	3.42%	0.30%	3.98%
Year Ended December 31, 2013	$8.39	0.25	1.56	1.81	(0.29)	(0.29)	–	$9.91	21.72%		$1,650,757,852	0.30%	2.73%	0.30%	5.67%
Year Ended December 31, 2012	$7.26	0.25	1.12	1.37	(0.24)	(0.24)	–	$8.39	18.89%		$1,476,483,428	0.31%	3.26%	0.32%	8.67%
Year Ended December 31, 2011	$8.53	0.25	(1.27)	(1.02)	(0.25)	(0.25)	–	$7.26	(12.44%	)	$1,343,291,702	0.31%	3.10%	0.34%	5.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

31

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

33

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$18,637,068	$—	$18,637,068
Air Freight & Logistics	—	6,679,567	—	6,679,567
Airlines	230,525	3,622,895	—	3,853,420
Auto Components	—	21,162,041	—	21,162,041
Automobiles	—	55,458,208	—	55,458,208
Banks	726,811	185,264,839	—	185,991,650
Beverages	1,161,589	52,010,657	—	53,172,246
Biotechnology	—	19,513,610	—	19,513,610
Building Products	—	13,297,219	—	13,297,219
Capital Markets	—	26,109,290	—	26,109,290
Chemicals	—	62,338,070	—	62,338,070
Commercial Services & Supplies	—	11,990,426	—	11,990,426
Communications Equipment	—	8,470,600	—	8,470,600
Construction & Engineering	—	16,237,722	—	16,237,722
Construction Materials	—	11,165,073	—	11,165,073
Consumer Finance	—	1,639,348	—	1,639,348
Containers & Packaging	331,637	2,466,608	—	2,798,245
Distributors	—	455,913	—	455,913
Diversified Consumer Services	—	267,624	—	267,624
Diversified Financial Services	—	22,529,318	—	22,529,318
Diversified Telecommunication Services	582,511	57,906,100	—	58,488,611
Electric Utilities	—	32,793,003	—	32,793,003
Electrical Equipment	—	23,413,778	—	23,413,778
Electronic Equipment, Instruments & Components	—	21,319,578	—	21,319,578
Energy Equipment & Services	—	2,662,077	—	2,662,077
Food & Staples Retailing	—	31,263,721	—	31,263,721
Food Products	—	63,496,611	—	63,496,611
Gas Utilities	—	10,371,721	—	10,371,721
Health Care Equipment & Supplies	—	18,640,887	—	18,640,887
Health Care Providers & Services	—	13,100,718	—	13,100,718
Health Care Technology	—	1,015,590	—	1,015,590
Hotels, Restaurants & Leisure	358,593	23,240,516	—	23,599,109
Household Durables	—	18,512,200	—	18,512,200
Household Products	—	15,700,989	—	15,700,989
Independent Power and Renewable Electricity Producers	—	860,499	—	860,499
Industrial Conglomerates	2,104,500	26,221,034	—	28,325,534
Information Technology Services	—	10,974,944	—	10,974,944
Insurance	—	90,566,176	—	90,566,176
Internet & Catalog Retail	—	2,324,549	—	2,324,549
Internet Software & Services	—	3,192,144	—	3,192,144
Leisure Products	—	3,808,733	—	3,808,733
Life Sciences Tools & Services	—	2,082,993	—	2,082,993
Machinery	—	41,975,942	—	41,975,942
Marine	—	3,993,967	—	3,993,967
Media	—	28,586,471	—	28,586,471
Metals & Mining	—	41,477,311	—	41,477,311
Multiline Retail	—	5,963,022	—	5,963,022
Multi-Utilities	—	22,917,898	—	22,917,898

34

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$—	$89,711,620	$—	$89,711,620
Paper & Forest Products	—	3,727,562	—	3,727,562
Personal Products	11,474,575	24,703,567	—	36,178,142
Pharmaceuticals	331,531	165,430,322	—	165,761,853
Professional Services	—	12,120,916	—	12,120,916
Real Estate Investment Trusts (REITs)	—	34,863,543	—	34,863,543
Real Estate Management & Development	1,032,532	35,031,015	—	36,063,547
Road & Rail	—	24,054,261	—	24,054,261
Semiconductors & Semiconductor Equipment	3,451,582	14,563,913	—	18,015,495
Software	2,778,074	19,805,352	—	22,583,426
Specialty Retail	—	18,556,791	—	18,556,791
Technology Hardware, Storage & Peripherals	—	10,534,660	—	10,534,660
Textiles, Apparel & Luxury Goods	—	28,033,094	—	28,033,094
Tobacco	—	33,835,422	—	33,835,422
Trading Companies & Distributors	856,915	20,690,221	—	21,547,136
Transportation Infrastructure	62,538	11,133,172	—	11,195,710
Water Utilities	—	2,524,707	—	2,524,707
Wireless Telecommunication Services	—	36,244,555	—	36,244,555
Total Common Stocks	$25,483,913	$1,743,263,961	$—	$1,768,747,874
Futures Contracts	495,150	—	—	495,150
Preferred Stocks	—	9,032,768	—	9,032,768
Repurchase Agreements	—	103,860,605	—	103,860,605
Rights	74,805	48,854	—	123,659
Total Assets	$26,053,868	$1,856,206,188	$—	$1,882,260,056

Liabilities:
Futures Contracts	$(125,352)	$—	$—	$(125,352)
Total Liabilities	$(125,352)	$—	$—	$(125,352)
Total	$25,928,516	$1,856,206,188	$—	$1,882,134,704

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2016, the Fund held two common stock investments that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate

35

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$495,150
Total		$495,150

36

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(125,352)
Total		$(125,352)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(941,813)
Total	$(941,813)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$85,445
Total	$85,445

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860:

37

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $103,860,605, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63%-7.50%, maturing 10/15/16-04/15/57; total market value $102,000,000.

Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $376,729,063, collateralized by U.S. Government Agency Securities, ranging from 2.00%-11.50%, maturing 07/01/16-02/20/61; total market value $382,500,000.

38

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61%-5.00%, maturing 09/01/21-06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79%-6.50%, maturing 03/31/18-06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68%-6.50%, maturing 01/15/28-03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 07/14/16-05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88%-1.75%, maturing 06/15/17-05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38%-3.38%, maturing 10/31/17-12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$8,000,000	$—	$8,000,000	$(8,000,000)	$—
BNP Paribas Securities Corp.	8,000,000	—	8,000,000	(8,000,000)	—
Citigroup Global Markets, Inc.	8,000,000	—	8,000,000	(8,000,000)	—
ML Pierce Fenner & Smith, Inc.	2,860,605	—	2,860,605	(2,860,605)	—
Natixis New York Branch	15,000,000	—	15,000,000	(15,000,000)	—
Natixis New York Branch	13,000,000	—	13,000,000	(13,000,000)	—
Nomura Securities International, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
RBS Securities, Inc.	19,000,000	—	19,000,000	(19,000,000)	—
RBS Securities, Inc.	20,000,000	—	20,000,000	(20,000,000)	—
Total	$103,860,605	$—	$103,860,605	$(103,860,605)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

39

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

41

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $259,290 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,901.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares, and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class VIII shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15%, 0.15% and 0.15% for Class I, Class II and Class VIII shares, respectively, for a total amount of $91,652.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

42

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $136,870,305 and sales of $56,950,584 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/ (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $0 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,866,815,296	$273,070,447	$(258,120,837)	$14,949,610

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

43

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

44

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) was equal to or exceeded that of its benchmark index. The Trustees further noted that the performance of each Index Fund (before expenses and exclusive of securities lending revenue) other than NVIT Small Cap Index and NVIT S&P 500 Index Fund was equal to or exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of its Broadridge expense group with the exception of NVIT Mid Cap Index Fund which was ranked in the second quintile of its

45

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge expense group with respect to its actual advisory fee rate. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-    -    -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

46

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

47

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

48

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

49

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

50

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

51

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

52

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

53

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

54

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

55

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund

SAR-MCX 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Mid Cap Index Fund

Asset Allocation†

Common Stocks	97.5%
Repurchase Agreements	4.7%
Liabilities in excess of other assets	(2.2%)
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	11.2%
Banks	5.4%
Insurance	4.7%
Software	4.4%
Machinery	4.2%
Health Care Equipment & Supplies	4.0%
Electronic Equipment, Instruments & Components	3.9%
Information Technology Services	3.5%
Food Products	2.9%
Chemicals	2.9%
Other Industries*	52.9%
100.0%

Top Holdings††

Mettler-Toledo International, Inc.	0.6%
Ingredion, Inc.	0.6%
Duke Realty Corp.	0.6%
ResMed, Inc.	0.6%
CDK Global, Inc.	0.6%
IDEXX Laboratories, Inc.	0.5%
Atmos Energy Corp.	0.5%
Cooper Cos., Inc. (The)	0.5%
WhiteWave Foods Co. (The)	0.5%
Alleghany Corp.	0.5%
Other Holdings*	94.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,077.10	2.07	0.40
	Hypothetical	(a)(b)	1,000.00	1,022.87	2.01	0.40
Class II Shares	Actual	(a)	1,000.00	1,076.20	3.15	0.61
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.07	0.61
Class Y Shares	Actual	(a)	1,000.00	1,078.00	1.29	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.62	1.26	0.25

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund

Common Stocks 97.5%

	Shares	Market Value

Aerospace & Defense 2.0%
B/E Aerospace, Inc.	92,160	$4,255,488
Curtiss-Wright Corp.	40,146	3,382,301
Esterline Technologies Corp. *	26,469	1,642,137
Huntington Ingalls Industries, Inc.	42,402	7,124,808
KLX, Inc. *	47,528	1,473,368
Orbital ATK, Inc.	52,803	4,495,647
Teledyne Technologies, Inc. * (a)	31,108	3,081,247
Triumph Group, Inc.	44,655	1,585,253

		27,040,249

Airlines 0.4%
JetBlue Airways Corp. *	290,498	4,810,647

Auto Components 0.4%
Dana Holding Corp.	133,353	1,408,208
Gentex Corp. (a)	260,451	4,023,968

		5,432,176

Automobiles 0.2%
Thor Industries, Inc.	41,174	2,665,605

Banks 5.5%
Associated Banc-Corp.	135,383	2,321,819
BancorpSouth, Inc.	76,641	1,738,984
Bank of Hawaii Corp.	38,811	2,670,197
Bank of the Ozarks, Inc. (a)	73,631	2,762,635
Cathay General Bancorp (a)	66,120	1,864,584
Commerce Bancshares, Inc.	74,872	3,586,369
Cullen/Frost Bankers, Inc. (a)	49,192	3,135,006
East West Bancorp, Inc.	129,940	4,441,349
First Horizon National Corp.	209,696	2,889,611
First Niagara Financial Group, Inc.	318,949	3,106,563
FirstMerit Corp.	150,131	3,043,155
FNB Corp.	188,112	2,358,925
Fulton Financial Corp.	156,420	2,111,670
Hancock Holding Co.	69,896	1,824,985
International Bancshares Corp.	49,950	1,303,196
PacWest Bancorp (a)	103,215	4,105,893
PrivateBancorp, Inc.	71,589	3,152,064
Prosperity Bancshares, Inc.	58,970	3,006,880
Signature Bank *	48,408	6,047,127
SVB Financial Group *	46,715	4,445,399
Synovus Financial Corp.	113,168	3,280,740
TCF Financial Corp.	154,242	1,951,161
Trustmark Corp.	60,972	1,515,154
Umpqua Holdings Corp.	198,799	3,075,421
Valley National Bancorp (a)	201,860	1,840,963
Webster Financial Corp.	82,654	2,806,103

		74,385,953

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A *	8,419	1,439,902

Common Stocks (continued)

	Shares	Market Value

Biotechnology 0.3%
United Therapeutics Corp. *	40,238	$4,262,009

Building Products 0.8%
A.O. Smith Corp.	67,116	5,913,591
Lennox International, Inc.	34,996	4,990,429

		10,904,020

Capital Markets 1.7%
Eaton Vance Corp.	102,279	3,614,540
Federated Investors, Inc., Class B	85,324	2,455,625
Janus Capital Group, Inc.	131,526	1,830,842
Raymond James Financial, Inc.	113,586	5,599,790
SEI Investments Co.	122,703	5,903,241
Stifel Financial Corp. *	59,939	1,885,082
Waddell & Reed Financial, Inc., Class A (a)	71,186	1,225,823
WisdomTree Investments, Inc. (a)	99,426	973,380

		23,488,323

Chemicals 2.9%
Ashland, Inc.	55,963	6,422,874
Cabot Corp.	56,268	2,569,197
Minerals Technologies, Inc.	31,405	1,783,804
NewMarket Corp.	8,976	3,719,475
Olin Corp.	148,922	3,699,222
PolyOne Corp.	75,785	2,670,663
RPM International, Inc.	119,792	5,983,610
Scotts Miracle-Gro Co. (The), Class A	40,855	2,856,173
Sensient Technologies Corp.	40,422	2,871,579
Valspar Corp. (The)	65,759	7,103,945

		39,680,542

Commercial Services & Supplies 1.5%
Clean Harbors, Inc. *	47,227	2,460,999
Copart, Inc. * (a)	89,757	4,398,991
Deluxe Corp.	44,109	2,927,514
Herman Miller, Inc.	53,967	1,613,074
HNI Corp.	40,015	1,860,297
MSA Safety, Inc.	28,703	1,507,769
Rollins, Inc.	84,800	2,482,096
RR Donnelley & Sons Co.	188,823	3,194,885

		20,445,625

Communications Equipment 1.4%
ARRIS International PLC *	157,560	3,302,458
Brocade Communications Systems, Inc.	420,870	3,863,587
Ciena Corp. *	116,591	2,186,081
InterDigital, Inc.	31,176	1,735,880
NetScout Systems, Inc. *	84,545	1,881,126
Plantronics, Inc.	30,046	1,322,024
Polycom, Inc. *	122,293	1,375,796
ViaSat, Inc. * (a)	40,605	2,899,197

		18,566,149

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 1.0%
AECOM*	138,296	$4,393,664
EMCOR Group, Inc.	54,737	2,696,345
Granite Construction, Inc.	35,682	1,625,315
KBR, Inc.	128,428	1,700,387
Valmont Industries, Inc.	20,457	2,767,218

		13,182,929

Construction Materials 0.2%
Eagle Materials, Inc.	43,538	3,358,957

Consumer Finance 0.2%
SLM Corp. *	385,879	2,384,732

Containers & Packaging 1.6%
AptarGroup, Inc.	56,950	4,506,453
Bemis Co., Inc. (b)	85,384	4,396,422
Greif, Inc., Class A (a)	23,244	866,304
Packaging Corp. of America	84,863	5,679,881
Silgan Holdings, Inc.	36,534	1,880,040
Sonoco Products Co.	90,855	4,511,859

		21,840,959

Distributors 0.3%
Pool Corp.	37,936	3,567,122

Diversified Consumer Services 0.6%
DeVry Education Group, Inc. (a)	50,927	908,537
Graham Holdings Co., Class B	3,861	1,890,114
Service Corp. International	174,692	4,723,672
Sotheby’s (a)	46,993	1,287,608

		8,809,931

Diversified Financial Services 1.6%
CBOE Holdings, Inc.	73,398	4,889,775
FactSet Research Systems, Inc.	36,863	5,950,426
MarketAxess Holdings, Inc.	33,873	4,925,134
MSCI, Inc.	78,318	6,039,884

		21,805,219

Electric Utilities 2.0%
Great Plains Energy, Inc.	139,284	4,234,234
Hawaiian Electric Industries, Inc.	97,288	3,190,074
IDACORP, Inc.	45,461	3,698,252
OGE Energy Corp.	180,078	5,897,554
PNM Resources, Inc.	71,827	2,545,549
Westar Energy, Inc.	127,764	7,166,283

		26,731,946

Electrical Equipment 0.5%
Hubbell, Inc.	46,896	4,946,121
Regal Beloit Corp.	40,334	2,220,387

		7,166,508

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 4.0%
Arrow Electronics, Inc. *	82,632	$5,114,921
Avnet, Inc.	115,887	4,694,582
Belden, Inc.	37,938	2,290,317
Cognex Corp.	76,695	3,305,554
FEI Co.	36,845	3,937,994
Ingram Micro, Inc., Class A	133,783	4,652,973
IPG Photonics Corp. *	33,025	2,642,000
Jabil Circuit, Inc.	172,401	3,184,246
Keysight Technologies, Inc. *	153,501	4,465,344
Knowles Corp. * (a)	79,881	1,092,772
National Instruments Corp.	90,935	2,491,619
SYNNEX Corp.	26,136	2,478,216
Tech Data Corp. *	31,739	2,280,447
Trimble Navigation Ltd. *	226,402	5,515,153
VeriFone Systems, Inc. *	99,371	1,842,338
Vishay Intertechnology, Inc. (a)	122,244	1,514,603
Zebra Technologies Corp., Class A *	47,107	2,360,061

		53,863,140

Energy Equipment & Services 1.5%
Dril-Quip, Inc. *	34,228	1,999,942
Ensco PLC, Class A	271,703	2,638,236
Nabors Industries Ltd.	254,208	2,554,790
Noble Corp. PLC	219,314	1,807,147
Oceaneering International, Inc.	88,424	2,640,341
Oil States International, Inc. *	46,314	1,522,804
Patterson-UTI Energy, Inc.	132,889	2,833,194
Rowan Cos. PLC, Class A (a)	113,138	1,998,017
Superior Energy Services, Inc.	136,534	2,513,591

		20,508,062

Food & Staples Retailing 0.8%
Casey’s General Stores, Inc.	35,213	4,630,862
Sprouts Farmers Market, Inc. * (a)	127,775	2,926,047
SUPERVALU, Inc. *	239,533	1,130,596
United Natural Foods, Inc. *	45,386	2,124,065

		10,811,570

Food Products 3.0%
Dean Foods Co. (a)	82,749	1,496,930
Flowers Foods, Inc.	164,129	3,077,419
Hain Celestial Group, Inc. (The)* (a)	93,283	4,640,829
Ingredion, Inc.	64,913	8,400,391
Lancaster Colony Corp.	17,549	2,239,428
Post Holdings, Inc. *	57,991	4,795,276
Snyder’s-Lance, Inc.	71,726	2,430,794
Tootsie Roll Industries, Inc. (a)	16,189	623,762
TreeHouse Foods, Inc. * (a)	50,888	5,223,653
WhiteWave Foods Co. (The) *	159,533	7,488,479

		40,416,961

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 2.6%
Atmos Energy Corp.	92,187	$7,496,647
National Fuel Gas Co.	76,589	4,356,382
New Jersey Resources Corp.	77,596	2,991,326
ONE Gas, Inc.	47,036	3,132,127
Questar Corp.	158,162	4,012,570
Southwest Gas Corp.	42,808	3,369,418
UGI Corp.	155,713	7,046,013
WGL Holdings, Inc.	45,392	3,213,300

		35,617,783

Health Care Equipment & Supplies 4.1%
ABIOMED, Inc. *	35,453	3,874,658
Align Technology, Inc. *	65,798	5,300,029
Cooper Cos., Inc. (The) (a)	43,688	7,495,550
Halyard Health, Inc. *	42,084	1,368,572
Hill-Rom Holdings, Inc.	51,294	2,587,782
IDEXX Laboratories, Inc. *	80,733	7,496,867
LivaNova PLC *	38,495	1,933,604
ResMed, Inc.	126,613	8,005,740
STERIS PLC	77,549	5,331,494
Teleflex, Inc.	39,312	6,970,411
West Pharmaceutical Services, Inc.	65,897	5,000,264

		55,364,971

Health Care Providers & Services 2.2%
Amsurg Corp. *	48,754	3,780,385
Community Health Systems, Inc. * (a)	101,701	1,225,497
LifePoint Health, Inc. *	39,150	2,559,236
MEDNAX, Inc. * (a)	83,884	6,075,718
Molina Healthcare, Inc. *	37,248	1,858,675
Owens & Minor, Inc. (a)	56,624	2,116,605
Tenet Healthcare Corp. *	89,546	2,475,052
VCA, Inc. *	72,881	4,927,484
WellCare Health Plans, Inc. *	39,904	4,280,901

		29,299,553

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc. *	168,688	2,142,338

Hotels, Restaurants & Leisure 2.5%
Brinker International, Inc. (a)	50,432	2,296,169
Buffalo Wild Wings, Inc. * (a)	16,977	2,358,954
Cheesecake Factory, Inc. (The)	40,237	1,937,009
Churchill Downs, Inc.	10,842	1,369,995
Cracker Barrel Old Country Store, Inc. (a)	21,590	3,702,037
Domino’s Pizza, Inc.	45,222	5,941,266
Dunkin’ Brands Group, Inc.	82,635	3,604,539
International Speedway Corp., Class A	23,922	800,191
Jack in the Box, Inc.	29,344	2,521,237
Panera Bread Co., Class A* (a)	20,560	4,357,487
Texas Roadhouse, Inc. (a)	57,069	2,602,346
Wendy’s Co. (The)	193,500	1,861,470

		33,352,700

Common Stocks (continued)

	Shares	Market Value

Household Durables 1.7%
CalAtlantic Group, Inc. (a)	67,243	$2,468,490
Helen of Troy Ltd. *	25,026	2,573,674
KB Home (a)	75,346	1,146,013
NVR, Inc. *	3,304	5,882,243
Tempur Sealy International, Inc. * (a)	54,935	3,039,004
Toll Brothers, Inc. *	137,583	3,702,359
TRI Pointe Group, Inc. *	131,512	1,554,472
Tupperware Brands Corp.	45,541	2,563,047

		22,929,302

Household Products 0.2%
Energizer Holdings, Inc.	55,756	2,870,876

Independent Power and Renewable Electricity Producers 0.1%
Talen Energy Corp. *	57,949	785,209

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	57,884	6,117,181

Information Technology Services 3.6%
Acxiom Corp. *	69,907	1,537,255
Broadridge Financial Solutions, Inc.	106,599	6,950,255
Computer Sciences Corp.	125,052	6,208,832
Convergys Corp.	87,002	2,175,050
CoreLogic, Inc. *	80,124	3,083,172
DST Systems, Inc.	28,129	3,275,060
Gartner, Inc. *	74,393	7,246,622
Jack Henry & Associates, Inc.	71,134	6,207,864
Leidos Holdings, Inc.	58,323	2,791,922
MAXIMUS, Inc.	58,520	3,240,252
NeuStar, Inc., Class A* (a)	45,030	1,058,655
Science Applications International Corp.	37,100	2,164,785
WEX, Inc. *	34,897	3,094,317

		49,034,041

Insurance 4.8%
Alleghany Corp. *	13,563	7,453,954
American Financial Group, Inc.	64,113	4,739,874
Aspen Insurance Holdings Ltd.	54,754	2,539,491
Brown & Brown, Inc.	104,798	3,926,781
CNO Financial Group, Inc.	161,498	2,819,755
Endurance Specialty Holdings Ltd.	55,888	3,753,438
Everest Re Group Ltd.	37,493	6,848,846
First American Financial Corp.	98,808	3,974,058
Genworth Financial, Inc., Class A*	437,761	1,129,423
Hanover Insurance Group, Inc. (The)	38,733	3,277,587
Kemper Corp.	43,342	1,342,735
Mercury General Corp.	30,190	1,604,900
Old Republic International Corp.	219,864	4,241,177
Primerica, Inc. (a)	42,212	2,416,215
Reinsurance Group of America, Inc.	57,772	5,603,306
RenaissanceRe Holdings Ltd.	37,889	4,449,684
W.R. Berkley Corp.	88,445	5,299,624

		65,420,848

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 0.1%
HSN, Inc.	28,761	$1,407,276

Internet Software & Services 0.6%
comScore, Inc. *	42,414	1,012,846
j2 Global, Inc. (a)	41,713	2,635,010
Rackspace Hosting, Inc. * (a)	96,375	2,010,383
WebMD Health Corp. * (a)	34,889	2,027,400

		7,685,639

Leisure Products 0.8%
Brunswick Corp.	81,725	3,703,777
Polaris Industries, Inc. (a)	54,197	4,431,147
Vista Outdoor, Inc. *	54,765	2,613,933

		10,748,857

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*	18,822	2,691,922
Bio-Techne Corp.	33,558	3,784,336
Charles River Laboratories International, Inc. *	42,542	3,507,162
Mettler-Toledo International, Inc. *	24,131	8,805,885
PAREXEL International Corp. *	47,691	2,998,810

		21,788,115

Machinery 4.3%
AGCO Corp.	63,958	3,014,340
CLARCOR, Inc.	43,735	2,660,400
Crane Co.	44,688	2,534,703
Donaldson Co., Inc.	111,486	3,830,659
Graco, Inc.	50,149	3,961,269
IDEX Corp.	68,443	5,619,170
ITT, Inc.	81,247	2,598,279
Joy Global, Inc. (a)	88,494	1,870,763
Kennametal, Inc.	71,860	1,588,825
Lincoln Electric Holdings, Inc.	56,463	3,335,834
Nordson Corp.	48,359	4,043,296
Oshkosh Corp.	66,158	3,156,398
Terex Corp.	98,470	1,999,926
Timken Co. (The)	62,151	1,905,550
Toro Co. (The)	49,626	4,377,013
Trinity Industries, Inc.	135,987	2,525,279
Wabtec Corp. (a)	81,252	5,706,328
Woodward, Inc.	49,590	2,858,368

		57,586,400

Marine 0.2%
Kirby Corp. *	48,571	3,030,345

Media 1.6%
AMC Networks, Inc., Class A*	55,177	3,333,794
Cable One, Inc.	3,935	2,012,399
Cinemark Holdings, Inc.	95,328	3,475,659
DreamWorks Animation SKG, Inc., Class A*	64,685	2,643,676

Common Stocks (continued)

	Shares	Market Value

Media (continued)
John Wiley & Sons, Inc., Class A	43,507	$2,270,195
Live Nation Entertainment, Inc. *	131,752	3,096,172
Meredith Corp.	33,924	1,760,995
New York Times Co. (The), Class A	111,172	1,345,181
Time, Inc.	92,080	1,515,637

		21,453,708

Metals & Mining 1.9%
Allegheny Technologies, Inc. (a)	98,181	1,251,808
Carpenter Technology Corp. (a)	42,011	1,383,422
Commercial Metals Co. (a)	103,289	1,745,584
Compass Minerals International, Inc. (a)	30,461	2,259,902
Reliance Steel & Aluminum Co.	65,225	5,015,802
Royal Gold, Inc.	58,880	4,240,538
Steel Dynamics, Inc.	219,635	5,381,057
United States Steel Corp. (a)	132,036	2,226,127
Worthington Industries, Inc.	40,546	1,715,096

		25,219,336

Multiline Retail 0.3%
Big Lots, Inc. (a)	40,014	2,005,102
J.C. Penney Co., Inc. * (a)	277,229	2,461,793

		4,466,895

Multi-Utilities 0.8%
Black Hills Corp. (a)	46,518	2,932,495
MDU Resources Group, Inc.	176,112	4,226,688
Vectren Corp.	74,669	3,932,816

		11,091,999

Oil, Gas & Consumable Fuels 2.1%
CONSOL Energy, Inc. (a)	206,827	3,327,846
Denbury Resources, Inc. *	316,142	1,134,950
Energen Corp.	87,531	4,219,870
Gulfport Energy Corp. *	113,025	3,533,161
HollyFrontier Corp.	158,527	3,768,187
QEP Resources, Inc.	213,484	3,763,723
SM Energy Co. (a)	61,390	1,657,530
Western Refining, Inc. (a)	72,357	1,492,725
World Fuel Services Corp.	63,867	3,033,044
WPX Energy, Inc. *	249,979	2,327,304

		28,258,340

Paper & Forest Products 0.3%
Domtar Corp.	56,435	1,975,789
Louisiana-Pacific Corp. *	129,623	2,248,959

		4,224,748

Personal Products 0.4%
Avon Products, Inc.	393,306	1,486,697
Edgewell Personal Care Co. *	53,526	4,518,129

		6,004,826

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 0.5%
Akorn, Inc. *	75,384	$2,147,313
Catalent, Inc. *	96,673	2,222,512
Prestige Brands Holdings, Inc. *	47,575	2,635,655

		7,005,480

Professional Services 0.5%
CEB, Inc.	29,042	1,791,311
FTI Consulting, Inc. *	37,375	1,520,415
ManpowerGroup, Inc.	64,468	4,147,871

		7,459,597

Real Estate Investment Trusts (REITs) 11.5%
Alexandria Real Estate Equities, Inc.	66,615	6,895,985
American Campus Communities, Inc.	117,622	6,218,675
Camden Property Trust	78,451	6,936,637
Care Capital Properties, Inc.	75,696	1,983,992
Communications Sales & Leasing, Inc.	123,052	3,556,203
Corporate Office Properties Trust	85,350	2,523,799
Corrections Corp. of America	105,933	3,709,774
DCT Industrial Trust, Inc.	79,845	3,835,754
Douglas Emmett, Inc.	126,616	4,497,400
Duke Realty Corp.	311,950	8,316,587
Education Realty Trust, Inc.	59,576	2,748,837
EPR Properties	57,351	4,627,079
Equity One, Inc.	82,002	2,638,824
First Industrial Realty Trust, Inc.	105,366	2,931,282
Healthcare Realty Trust, Inc.	101,728	3,559,463
Highwoods Properties, Inc.	87,837	4,637,794
Hospitality Properties Trust	136,654	3,935,635
Kilroy Realty Corp.	83,121	5,510,091
Lamar Advertising Co., Class A	74,334	4,928,344
LaSalle Hotel Properties	101,949	2,403,957
Liberty Property Trust	132,217	5,251,659
Mack-Cali Realty Corp.	80,830	2,182,410
Medical Properties Trust, Inc.	214,497	3,262,499
Mid-America Apartment Communities, Inc.	68,090	7,244,776
National Retail Properties, Inc.	129,873	6,717,032
Omega Healthcare Investors, Inc.	149,319	5,069,380
Post Properties, Inc.	48,231	2,944,503
Potlatch Corp.	36,690	1,251,129
Rayonier, Inc.	110,492	2,899,310
Regency Centers Corp.	88,019	7,369,831
Senior Housing Properties Trust	214,136	4,460,453
Sovran Self Storage, Inc.	41,791	4,384,712
Tanger Factory Outlet Centers, Inc.	85,702	3,443,506
Taubman Centers, Inc.	54,414	4,037,519
Urban Edge Properties	83,342	2,488,592
Weingarten Realty Investors	104,100	4,249,362
WP Glimcher, Inc.	167,101	1,869,860

		155,522,645

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	41,517	$1,500,424
Jones Lang LaSalle, Inc.	40,684	3,964,656

		5,465,080

Road & Rail 0.8%
Genesee & Wyoming, Inc., Class A *	51,540	3,038,283
Landstar System, Inc.	38,167	2,620,546
Old Dominion Freight Line, Inc. *	61,698	3,721,006
Werner Enterprises, Inc.	40,278	925,186

		10,305,021

Semiconductors & Semiconductor Equipment 1.8%
Advanced Micro Devices, Inc. * (a)	579,590	2,979,093
Cree, Inc. *	90,560	2,213,286
Cypress Semiconductor Corp. (a)	281,125	2,965,869
Fairchild Semiconductor International, Inc. *	102,417	2,032,977
Integrated Device Technology, Inc. *	120,503	2,425,725
Intersil Corp., Class A	121,716	1,648,035
Microsemi Corp. *	101,993	3,333,131
Silicon Laboratories, Inc. *	35,013	1,706,534
Synaptics, Inc. *	33,223	1,785,736
Teradyne, Inc.	183,214	3,607,484

		24,697,870

Software 4.5%
ACI Worldwide, Inc. *	105,250	2,053,428
ANSYS, Inc. *	79,389	7,204,552
Cadence Design Systems, Inc. *	271,297	6,592,517
CDK Global, Inc.	140,072	7,772,595
CommVault Systems, Inc. *	37,193	1,606,366
Fair Isaac Corp.	28,116	3,177,389
Fortinet, Inc. *	131,582	4,156,675
Manhattan Associates, Inc. *	65,049	4,171,592
Mentor Graphics Corp.	90,681	1,927,878
PTC, Inc. *	103,360	3,884,269
Synopsys, Inc. *	136,907	7,403,931
Tyler Technologies, Inc. *	29,313	4,886,770
Ultimate Software Group, Inc. (The) *	26,043	5,476,582

		60,314,544

Specialty Retail 2.1%
Aaron’s, Inc.	58,385	1,278,048
Abercrombie & Fitch Co., Class A (b)	60,951	1,085,538
American Eagle Outfitters, Inc. (a)	150,070	2,390,615
Ascena Retail Group, Inc. * (a)	154,042	1,076,754
Cabela’s, Inc. *	43,709	2,188,073
Chico’s FAS, Inc.	119,634	1,281,280
CST Brands, Inc.	68,253	2,940,339
Dick’s Sporting Goods, Inc.	80,405	3,623,049
GameStop Corp., Class A (a)	93,736	2,491,503
Guess?, Inc. (a)	57,784	869,649
Murphy USA, Inc. *	33,395	2,476,573
Office Depot, Inc. *	446,449	1,477,746

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Restoration Hardware Holdings, Inc. * (a)	34,053	$976,640
Williams-Sonoma, Inc.	74,125	3,864,136

		28,019,943

Technology Hardware, Storage & Peripherals 0.6%
3D Systems Corp. * (a)	95,982	1,313,994
Diebold, Inc. (a)	58,746	1,458,663
Lexmark International, Inc., Class A	56,487	2,132,384
NCR Corp. *	111,725	3,102,603

		8,007,644

Textiles, Apparel & Luxury Goods 1.0%
Carter’s, Inc.	45,782	4,874,409
Deckers Outdoor Corp. *	28,877	1,661,005
Fossil Group, Inc. * (a)	37,310	1,064,454
Kate Spade & Co. *	115,403	2,378,456
Skechers U.S.A., Inc., Class A *	119,844	3,561,764

		13,540,088

Thrifts & Mortgage Finance 0.6%
New York Community Bancorp, Inc. (a)	439,158	6,582,979
Washington Federal, Inc.	82,120	1,992,231

		8,575,210

Trading Companies & Distributors 0.7%
GATX Corp. (a)	36,972	1,625,659
MSC Industrial Direct Co., Inc., Class A	43,356	3,059,199
NOW, Inc. * (a)	96,870	1,757,222
Watsco, Inc.	23,258	3,272,168

		9,714,248

Water Utilities 0.4%
Aqua America, Inc.	159,852	5,700,322

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	85,390	2,532,667

Total Common Stocks (cost $1,032,351,512)		1,320,330,881

Repurchase Agreements 4.7%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $6,000,073, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $6,120,000. (c)(d)	$6,000,000	6,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $6,000,067, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $6,120,000. (c)(d)	$6,000,000	$6,000,000
Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $15,069,163, collateralized by U.S. Government Agency Securities, ranging from 2.00% - 11.50%, maturing 07/01/16 - 02/20/61; total market value $15,300,001. (c)(d)(e)	15,000,000	15,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $10,478,866, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $10,688,312. (c)(d)	10,478,738	10,478,738
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $5,000,515, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $5,100,526. (c)(d)	5,000,000	5,000,000
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $4,500,075, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $4,590,077. (c)(d)	4,500,000	4,500,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $5,000,058, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $5,100,000. (c)(d)	5,000,000	5,000,000

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $7,000,504, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $7,140,257. (c)(d)	$7,000,000	$7,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $5,000,778, collateralized by U.S.Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $5,100,119. (c)(d)(f)	5,000,000	5,000,000

Total Repurchase Agreements (cost $63,978,738)		63,978,738

Total Investments (cost $1,096,330,250) (g) — 102.2%		1,384,309,619
Liabilities in excess of other assets — (2.2%)		(30,447,628)

NET ASSETS — 100.0%		$1,353,861,991

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $114,374,183, which was collateralized by repurchase agreements with a total value of $63,978,738 and $51,846,073 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.25%, and maturity dates ranging from 07/14/16 - 02/15/46 a total value of $115,824,811.
(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $63,978,738.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	The repurchase agreement has a daily put feature.

(f)	Illiquid security.

(g)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
236	S&P MID 400 E-Mini	09/16/16	$35,234,800	$(408,549)

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund
Assets:
Investments, at value* (cost $1,032,351,512)	$1,320,330,881
Repurchase agreements, at value (cost $63,978,738)	63,978,738

Total Investments, at value (total cost $1,096,330,250)	1,384,309,619

Cash	56,932,863
Dividends receivable	1,354,648
Security lending income receivable	31,684
Receivable for investments sold	15,728,688
Receivable for capital shares issued	436,719
Receivable for variation margin on futures contracts	1,107,580
Prepaid expenses	8,153

Total Assets	1,459,909,954

Liabilities:
Payable for investments purchased	39,848,769
Payable for capital shares redeemed	1,862,580
Payable upon return of securities loaned (Note 2)	63,978,738
Accrued expenses and other payables:
Investment advisory fees	226,639
Fund administration fees	33,195
Distribution fees	3,744
Administrative servicing fees	54,783
Accounting and transfer agent fees	470
Custodian fees	7,854
Compliance program costs (Note 3)	1,371
Professional fees	15,918
Printing fees	13,902

Total Liabilities	106,047,963

Net Assets	$1,353,861,991

Represented by:
Capital	$868,936,226
Accumulated undistributed net investment income	11,202,265
Accumulated net realized gains from investments and futures transactions	186,152,680
Net unrealized appreciation/(depreciation) from investments	287,979,369
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(408,549)

Net Assets	$1,353,861,991

*	Includes value of securities on loan of $114,374,183 (Note 2).

14

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund
Net Assets:
Class I Shares	$427,515,247
Class II Shares	18,156,219
Class Y Shares	908,190,525

Total	$1,353,861,991

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	17,681,220
Class II Shares	756,350
Class Y Shares	37,524,469

Total	55,962,039

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$24.18
Class II Shares	$24.01
Class Y Shares	$24.20

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$10,690,734
Income from securities lending (Note 2)	290,469
Interest income	90,436

Total Income	11,071,639

EXPENSES:
Investment advisory fees	1,316,843
Fund administration fees	195,541
Distribution fees Class II Shares	22,158
Administrative servicing fees Class I Shares	299,589
Administrative servicing fees Class II Shares	9,749
Professional fees	36,333
Printing fees	13,829
Trustee fees	21,168
Custodian fees	23,049
Accounting and transfer agent fees	1,489
Compliance program costs (Note 3)	2,824
Other	20,026

Total Expenses	1,962,598

NET INVESTMENT INCOME	9,109,041

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	74,223,225
Net realized gains from futures transactions (Note 2)	4,191,645

Net realized gains from investments and futures transactions	78,414,870

Net change in unrealized appreciation/(depreciation) from investments	11,923,176
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(201,044)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	11,722,132

Net realized/unrealized gains from investments and futures transactions	90,137,002

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$99,246,043

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$9,109,041	$16,845,974
Net realized gains from investments and futures transactions	78,414,870	128,986,236
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	11,722,132	(173,357,993)

Change in net assets resulting from operations	99,246,043	(27,525,783)

Distributions to Shareholders From:
Net investment income:
Class I	–	(4,744,515)
Class II	–	(164,544)
Class Y	–	(11,476,720)
Net realized gains:
Class I	–	(28,527,427)
Class II	–	(1,309,274)
Class Y	–	(61,580,075)

Change in net assets from shareholder distributions	–	(107,802,555)

Change in net assets from capital transactions	(51,728,147)	28,643,484

Change in net assets	47,517,896	(106,684,854)

Net Assets:
Beginning of period	1,306,344,095	1,413,028,949

End of period	$1,353,861,991	$1,306,344,095

Accumulated undistributed net investment income at end of period	$11,202,265	$2,093,224

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$23,630,663	$68,898,491
Dividends reinvested	–	33,271,942
Cost of shares redeemed	(35,167,105)	(58,370,041)

Total Class I Shares	(11,536,442)	43,800,392

Class II Shares
Proceeds from shares issued	1,415,573	2,826,370
Dividends reinvested	–	1,473,818
Cost of shares redeemed	(2,304,110)	(3,555,242)

Total Class II Shares	(888,537)	744,946

Class Y Shares
Proceeds from shares issued	18,980,504	57,173,791
Dividends reinvested	–	73,056,795
Cost of shares redeemed	(58,283,672)	(146,132,440)

Total Class Y Shares	(39,303,168)	(15,901,854)

Change in net assets from capital transactions	$(51,728,147)	$28,643,484

17

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	1,033,665	2,778,474
Reinvested	–	1,468,925
Redeemed	(1,584,768)	(2,346,217)

Total Class I Shares	(551,103)	1,901,182

Class II Shares
Issued	63,477	113,107
Reinvested	–	65,550
Redeemed	(99,753)	(144,690)

Total Class II Shares	(36,276)	33,967

Class Y Shares
Issued	840,516	2,322,053
Reinvested	–	3,222,380
Redeemed	(2,482,307)	(5,600,947)

Total Class Y Shares	(1,641,791)	(56,514)

Total change in shares	(2,229,170)	1,878,635

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$22.45	0.15	1.58	1.73	–	–	–	$24.18	7.71%		$427,515,247	0.40%	1.32%	0.40%	12.61%
Year Ended December 31, 2015	$25.09	0.28	(0.92)	(0.64)	(0.26)	(1.74)	(2.00)	$22.45	(2.53%	)	$409,272,000	0.40%	1.13%	0.40%	17.89%
Year Ended December 31, 2014	$24.42	0.28	1.99	2.27	(0.26)	(1.34)	(1.60)	$25.09	9.42%		$409,767,028	0.40%	1.12%	0.40%	13.42%
Year Ended December 31, 2013	$19.03	0.23	6.00	6.23	(0.25)	(0.59)	(0.84)	$24.42	33.05%		$382,128,280	0.40%	1.01%	0.40%	10.91%
Year Ended December 31, 2012	$17.55	0.23	2.80	3.03	(0.20)	(1.35)	(1.55)	$19.03	17.47%		$301,281,784	0.41%	1.23%	0.41%	10.21%
Year Ended December 31, 2011	$18.46	0.16	(0.63)	(0.47)	(0.15)	(0.29)	(0.44)	$17.55	(2.54%	)	$288,786,869	0.40%	0.85%	0.42%	20.81%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$22.31	0.12	1.58	1.70	–	–	–	$24.01	7.62%		$18,156,219	0.61%	1.11%	0.61%	12.61%
Year Ended December 31, 2015	$24.95	0.23	(0.92)	(0.69)	(0.21)	(1.74)	(1.95)	$22.31	(2.77%	)	$17,683,011	0.61%	0.91%	0.61%	17.89%
Year Ended December 31, 2014	$24.30	0.23	1.97	2.20	(0.21)	(1.34)	(1.55)	$24.95	9.18%		$18,924,941	0.61%	0.91%	0.61%	13.42%
Year Ended December 31, 2013	$18.94	0.18	5.98	6.16	(0.21)	(0.59)	(0.80)	$24.30	32.81%		$17,578,154	0.61%	0.81%	0.61%	10.91%
Year Ended December 31, 2012	$17.47	0.19	2.80	2.99	(0.17)	(1.35)	(1.52)	$18.94	17.27%		$13,428,803	0.61%	1.03%	0.61%	10.21%
Year Ended December 31, 2011	$18.38	0.13	(0.63)	(0.50)	(0.12)	(0.29)	(0.41)	$17.47	(2.68%	)	$12,285,803	0.53%	0.72%	0.54%	20.81%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$22.45	0.16	1.59	1.75	–	–	–	$24.20	7.80%		$908,190,525	0.25%	1.47%	0.25%	12.61%
Year Ended December 31, 2015	$25.10	0.32	(0.93)	(0.61)	(0.30)	(1.74)	(2.04)	$22.45	(2.43%	)	$879,389,084	0.25%	1.27%	0.25%	17.89%
Year Ended December 31, 2014	$24.43	0.32	1.99	2.31	(0.30)	(1.34)	(1.64)	$25.10	9.57%		$984,336,980	0.25%	1.27%	0.25%	13.42%
Year Ended December 31, 2013	$19.03	0.26	6.02	6.28	(0.29)	(0.59)	(0.88)	$24.43	33.28%		$960,748,401	0.25%	1.16%	0.25%	10.91%
Year Ended December 31, 2012	$17.55	0.26	2.80	3.06	(0.23)	(1.35)	(1.58)	$19.03	17.64%		$818,957,782	0.26%	1.39%	0.26%	10.21%
Year Ended December 31, 2011	$18.46	0.18	(0.63)	(0.45)	(0.17)	(0.29)	(0.46)	$17.55	(2.39%	)	$745,580,719	0.25%	0.99%	0.27%	20.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,320,330,881	$—	$—	$1,320,330,881
Repurchase Agreements	—	63,978,738	—	63,978,738
Total Assets	$1,320,330,881	$63,978,738	$—	$1,384,309,619

Liabilities:
Futures Contracts	$(408,549)	$—	$—	$(408,549)
Total Liabilities	$(408,549)	$—	$—	$(408,549)
Total	$1,319,922,332	$63,978,738	$—	$1,383,901,070
Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(408,549)
Total		$(408,549)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$4,191,645
Total	$4,191,645

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(201,044)
Total	$(201,044)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $63,978,738, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $376,729,063, collateralized by U.S. Government Agency Securities, ranging from 2.00% – 11.50%, maturing 07/01/16 – 02/20/61; total market value $382,500,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$6,000,000	$—	$6,000,000	$(6,000,000)	$—
BNP Paribas Securities Corp.	6,000,000	—	6,000,000	(6,000,000)	—
Citigroup Global Markets, Inc.	15,000,000	—	15,000,000	(15,000,000)	—
ML Pierce Fenner & Smith, Inc.	10,478,738	—	10,478,738	(10,478,738)	—
Natixis New York Branch	5,000,000	—	5,000,000	(5,000,000)	—
Natixis New York Branch	4,500,000	—	4,500,000	(4,500,000)	—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
RBS Securities, Inc.	7,000,000	—	7,000,000	(7,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$63,978,738	$—	$63,978,738	$(63,978,738)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.21%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $195,541 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,824.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.11% for Class I and Class II shares, respectively, for a total amount of $309,338.

Cross trades for the six months ended June 30, 2016 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities purchases of $493,150.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $159,074,882 and sales of $180,396,517 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $0 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,113,053,879	$359,117,353	$(87,861,613)	$271,255,740

29

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

31

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) was equal to or exceeded that of its benchmark index. The Trustees further noted that the performance of each Index Fund (before expenses and exclusive of securities lending revenue) other than NVIT Small Cap Index and NVIT S&P 500 Index Fund was equal to or exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of its Broadridge expense group with the exception of NVIT Mid Cap Index Fund which was ranked in the second quintile of its

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge expense group with respect to its actual advisory fee rate. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-    -    -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

33

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

39

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

40

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

41

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund

SAR-SCX 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Small Cap Index Fund

Asset Allocation†

Common Stocks	95.5%
Repurchase Agreements	10.4%
Rights††	0.0%
Liabilities in excess of other assets†††	(5.9)%
100.0%

Top Industries††††

Banks	8.8%
Real Estate Investment Trusts (REITs)	8.4%
Biotechnology	4.2%
Software	3.8%
Hotels, Restaurants & Leisure	3.0%
Semiconductors & Semiconductor Equipment	2.9%
Machinery	2.9%
Health Care Equipment & Supplies	2.9%
Electronic Equipment, Instruments & Components	2.5%
Specialty Retail	2.4%
Other Industries*	58.2%
100.0%

Top Holdings††††

IDACORP, Inc.	0.2%
Olin Corp.	0.2%
Portland General Electric Co.	0.2%
Gramercy Property Trust	0.2%
Curtiss-Wright Corp.	0.2%
Southwest Gas Corp.	0.2%
Microsemi Corp.	0.2%
Healthcare Realty Trust, Inc.	0.2%
Medical Properties Trust, Inc.	0.2%
MAXIMUS, Inc.	0.2%
Other Holdings*	98.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investment as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class II Shares	Actual	(a)	1,000.00	1,020.10	3.06	0.61
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.07	0.61
Class Y Shares	Actual	(a)	1,000.00	1,021.70	1.41	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.47	1.41	0.28

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund

Common Stocks 95.5%

	Shares	Market Value

Aerospace & Defense 1.4%
AAR Corp.	9,553	$222,967
Aerojet Rocketdyne Holdings, Inc.*	16,710	305,459
Aerovironment, Inc.*	5,686	158,071
American Science & Engineering, Inc.	2,010	75,194
Astronics Corp.*	5,431	180,635
Cubic Corp.	7,055	283,329
Curtiss-Wright Corp.	12,363	1,041,583
DigitalGlobe, Inc.*	17,622	376,934
Ducommun, Inc.*	2,785	55,087
Engility Holdings, Inc.*	5,128	108,303
Esterline Technologies Corp.*	8,277	513,505
KEYW Holding Corp. (The)* (a)	9,906	98,466
KLX, Inc.*	14,744	457,064
Kratos Defense & Security Solutions, Inc.* (a)	11,427	46,851
Mercury Systems, Inc.*	11,037	274,380
Moog, Inc., Class A*	8,955	482,853
National Presto Industries, Inc. (a)	1,406	132,656
Sparton Corp.*	2,826	61,522
TASER International, Inc.*	14,401	358,297
Teledyne Technologies, Inc.*	9,574	948,305
Triumph Group, Inc.	13,698	486,279
Vectrus, Inc.*	2,935	83,618

		6,751,358

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	14,694	190,434
Atlas Air Worldwide Holdings, Inc.*	6,934	287,206
Echo Global Logistics, Inc.*	8,039	180,235
Forward Air Corp.	8,317	370,356
Hub Group, Inc., Class A*	9,335	358,184
Park-Ohio Holdings Corp.	2,368	66,967
Radiant Logistics, Inc.*	8,274	24,822
XPO Logistics, Inc.* (a)	27,296	716,793

		2,194,997

Airlines 0.4%
Allegiant Travel Co.	3,697	560,095
Hawaiian Holdings, Inc.*	14,707	558,278
SkyWest, Inc.	14,304	378,484
Virgin America, Inc.*	5,412	304,209

		1,801,066

Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.*	21,563	312,232
Cooper Tire & Rubber Co.	15,724	468,890
Cooper-Standard Holding, Inc.*	4,146	327,492
Dana Holding Corp.	42,054	444,090
Dorman Products, Inc.*	7,356	420,763
Drew Industries, Inc.	6,656	564,695
Federal-Mogul Holdings Corp.*	9,018	74,940
Fox Factory Holding Corp.*	6,206	107,798
Gentherm, Inc.*	10,179	348,631

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Horizon Global Corp.*	5,196	$58,975
Metaldyne Performance Group, Inc.	4,191	57,626
Modine Manufacturing Co.*	12,816	112,781
Motorcar Parts of America, Inc.*	5,104	138,727
Spartan Motors, Inc.	8,974	56,177
Standard Motor Products, Inc.	5,973	237,606
Stoneridge, Inc.*	7,611	113,708
Strattec Security Corp. (a)	906	36,938
Superior Industries International, Inc.	6,985	187,058
Tenneco, Inc.*	15,842	738,396
Tower International, Inc.	5,577	114,775
Unique Fabricating, Inc. (a)	1,743	23,339
Workhorse Group, Inc.* (a)	3,045	20,858

		4,966,495

Automobiles 0.0%†
Winnebago Industries, Inc.	7,716	176,851

Banks 9.4%
1st Source Corp.	4,302	139,342
Access National Corp.	1,913	37,323
ACNB Corp. (a)	1,607	40,352
Allegiance Bancshares, Inc.*	3,022	75,187
American National Bankshares, Inc.	2,274	57,259
Ameris Bancorp	9,503	282,239
Ames National Corp. (a)	2,444	65,548
Arrow Financial Corp.	2,924	88,568
Atlantic Capital Bancshares, Inc.* (a)	4,688	67,788
Avenue Financial Holdings, Inc.*	2,299	45,175
Banc of California, Inc.	13,734	248,585
BancFirst Corp.	2,176	131,256
Banco Latinoamericano de Comercio Exterior SA, Class E	8,486	224,879
Bancorp, Inc. (The)*	8,739	52,609
BancorpSouth, Inc.	24,240	550,006
Bank of Marin Bancorp	1,736	83,970
Bank of the Ozarks, Inc. (a)	23,458	880,144
Bankwell Financial Group, Inc.	1,587	35,009
Banner Corp.	8,355	355,422
Bar Harbor Bankshares	1,674	58,757
BBCN Bancorp, Inc.	22,083	329,478
Berkshire Hills Bancorp, Inc.	8,423	226,747
Blue Hills Bancorp, Inc.	7,613	112,368
BNC Bancorp	10,540	239,363
Boston Private Financial Holdings, Inc.	23,349	275,051
Bridge Bancorp, Inc.	4,665	132,486
Brookline Bancorp, Inc.	19,616	216,364
Bryn Mawr Bank Corp.	4,819	140,715
BSB Bancorp, Inc.*	2,147	48,630
C&F Financial Corp. (a)	874	39,120
C1 Financial, Inc.*	2,079	48,503
California First National Bancorp	598	8,832
Camden National Corp.	2,833	118,986

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Capital Bank Financial Corp., Class A	5,665	$163,152
Capital City Bank Group, Inc.	2,753	38,322
Cardinal Financial Corp.	8,629	189,320
Carolina Financial Corp.	2,779	51,912
Cascade Bancorp*	8,014	44,398
Cathay General Bancorp (a)	20,803	586,645
CenterState Banks, Inc.	12,919	203,474
Central Pacific Financial Corp.	8,375	197,650
Central Valley Community Bancorp	2,318	32,452
Century Bancorp, Inc., Class A	910	38,520
Chemical Financial Corp. (a)	10,675	398,071
Chemung Financial Corp. (a)	836	24,537
Citizens & Northern Corp.	3,378	68,303
City Holding Co.	4,156	188,973
CNB Financial Corp.	3,937	70,079
CoBiz Financial, Inc.	10,320	120,744
Codorus Valley Bancorp, Inc.	2,105	42,879
Columbia Banking System, Inc.	16,194	454,404
Community Bank System, Inc.	12,015	493,696
Community Trust Bancorp, Inc.	4,147	143,735
CommunityOne Bancorp*	3,153	39,854
ConnectOne Bancorp, Inc.	8,044	126,210
County Bancorp, Inc. (a)	1,252	25,816
CU Bancorp*	4,343	98,716
Customers Bancorp, Inc.*	7,174	180,283
CVB Financial Corp. (a)	28,350	464,657
Eagle Bancorp, Inc.*	8,546	411,148
Enterprise Bancorp, Inc. (a)	2,060	49,419
Enterprise Financial Services Corp.	5,719	159,503
Equity Bancshares, Inc., Class A*	1,403	31,062
Farmers Capital Bank Corp.	2,041	55,821
Farmers National Banc Corp.	6,485	57,068
FCB Financial Holdings, Inc., Class A*	8,377	284,818
Fidelity Southern Corp.	5,879	92,124
Financial Institutions, Inc.	3,863	100,708
First Bancorp	5,342	93,912
First BanCorp*	31,194	123,840
First Bancorp, Inc. (a)	2,787	60,032
First Busey Corp.	8,656	185,152
First Business Financial Services, Inc.	2,289	53,723
First Citizens BancShares, Inc., Class A	2,102	544,229
First Commonwealth Financial Corp.	25,153	231,408
First Community Bancshares, Inc.	4,276	95,953
First Community Financial Partners, Inc.* (a)	3,456	30,413
First Connecticut Bancorp, Inc.	4,430	73,361
First Financial Bancorp	17,192	334,384
First Financial Bankshares, Inc. (a)	17,632	578,153
First Financial Corp.	2,978	109,054
First Financial Northwest, Inc.	2,407	31,965
First Foundation, Inc.*	3,657	78,626
First Internet Bancorp	1,441	34,325
First Interstate BancSystem, Inc., Class A	5,591	157,107
First Merchants Corp.	11,389	283,928

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Mid-Illinois Bancshares, Inc. (a)	1,479	$36,975
First Midwest Bancorp, Inc.	22,434	393,941
First NBC Bank Holding Co.*	4,156	69,779
First Northwest Bancorp* (a)	3,028	38,577
First of Long Island Corp. (The)	3,963	113,619
FirstMerit Corp.	46,159	935,643
Flushing Financial Corp.	7,882	156,694
FNB Corp.	58,569	734,455
Franklin Financial Network, Inc.*	2,617	82,069
Fulton Financial Corp.	48,255	651,443
German American Bancorp, Inc.	4,101	131,109
Glacier Bancorp, Inc. (a)	21,253	564,905
Great Southern Bancorp, Inc.	2,859	105,697
Great Western Bancorp, Inc.	16,474	519,590
Green Bancorp, Inc.*	5,608	48,902
Guaranty Bancorp	3,849	64,278
Hampton Roads Bankshares, Inc.* (a)	7,550	13,515
Hancock Holding Co.	21,472	560,634
Hanmi Financial Corp.	9,228	216,766
Heartland Financial USA, Inc.	6,112	215,692
Heritage Commerce Corp.	7,211	75,932
Heritage Financial Corp.	8,051	141,537
Heritage Oaks Bancorp	6,967	55,318
Hilltop Holdings, Inc.*	20,919	439,090
Home BancShares, Inc.	33,751	667,932
HomeTrust Bancshares, Inc.*	5,226	96,681
Horizon Bancorp	3,285	82,585
IBERIABANK Corp.	11,424	682,356
Independent Bank Corp.	13,472	421,544
Independent Bank Group, Inc.	3,095	132,806
International Bancshares Corp.	15,280	398,655
Investors Bancorp, Inc.	83,108	920,837
Lakeland Bancorp, Inc.	11,202	127,479
Lakeland Financial Corp.	4,733	222,498
LCNB Corp.	2,273	35,913
LegacyTexas Financial Group, Inc.	12,401	333,711
Live Oak Bancshares, Inc.	5,335	75,277
Macatawa Bank Corp.	6,993	51,888
MainSource Financial Group, Inc.	6,425	141,671
MB Financial, Inc.	19,618	711,741
MBT Financial Corp.	4,782	38,256
Mercantile Bank Corp.	4,624	110,329
Merchants Bancshares, Inc.	1,590	48,463
Middleburg Financial Corp. (a)	1,260	34,272
Midland States Bancorp, Inc.*	1,029	22,319
MidWestOne Financial Group, Inc.	2,306	65,859
MutualFirst Financial, Inc. (a)	1,336	36,540
National Bank Holdings Corp., Class A	7,459	151,865
National Bankshares, Inc. (a)	1,824	63,694
National Commerce Corp.*	2,346	54,709
NBT Bancorp, Inc.	11,948	342,071
Nicolet Bankshares, Inc.*	2,141	81,529
Northrim BanCorp, Inc.	1,811	47,611

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
OFG Bancorp	12,036	$99,899
Old Line Bancshares, Inc.	2,240	40,320
Old National Bancorp	36,984	463,410
Old Second Bancorp, Inc.	7,582	51,785
Opus Bank	4,796	162,105
Orrstown Financial Services, Inc.	1,882	33,970
Pacific Continental Corp.	5,049	79,320
Pacific Mercantile Bancorp*	4,032	28,627
Pacific Premier Bancorp, Inc.*	7,669	184,056
Park National Corp.	3,718	341,238
Park Sterling Corp.	14,601	103,521
Peapack Gladstone Financial Corp.	4,175	77,279
Penns Woods Bancorp, Inc. (a)	1,365	57,316
Peoples Bancorp, Inc.	4,752	103,546
Peoples Financial Services Corp. (a)	2,067	80,902
People’s Utah Bancorp	3,544	58,830
Pinnacle Financial Partners, Inc.	11,188	546,534
Preferred Bank, Los Angeles	3,363	97,107
Premier Financial Bancorp, Inc. (a)	2,258	38,047
PrivateBancorp, Inc.	21,924	965,314
Prosperity Bancshares, Inc.	18,715	954,278
QCR Holdings, Inc.	3,351	91,114
Renasant Corp.	11,407	368,788
Republic Bancorp, Inc., Class A	2,583	71,368
Republic First Bancorp, Inc.* (a)	8,832	38,066
S&T Bancorp, Inc.	9,346	228,510
Sandy Spring Bancorp, Inc.	6,722	195,341
Seacoast Banking Corp. of Florida*	8,244	133,883
ServisFirst Bancshares, Inc.	6,441	318,121
Shore Bancshares, Inc.	3,340	39,245
Sierra Bancorp	3,285	54,827
Simmons First National Corp., Class A	8,269	381,904
South State Corp.	6,671	453,962
Southern First Bancshares, Inc.*	1,549	37,331
Southern National Bancorp of Virginia, Inc. (a)	2,964	36,013
Southside Bancshares, Inc.	7,182	222,067
Southwest Bancorp, Inc.	4,871	82,466
State Bank Financial Corp.	10,314	209,890
Sterling Bancorp	35,352	555,026
Stock Yards Bancorp, Inc.	5,873	165,781
Stonegate Bank	3,218	103,845
Suffolk Bancorp	3,052	95,558
Summit Financial Group, Inc. (a)	2,203	38,553
Sun Bancorp, Inc.* (a)	2,916	60,245
Talmer Bancorp, Inc., Class A	16,350	313,430
Texas Capital Bancshares, Inc.*	12,895	602,970
Tompkins Financial Corp.	4,203	273,195
Towne Bank (a)	15,566	337,004
TriCo Bancshares	6,032	166,483
TriState Capital Holdings, Inc.*	6,098	83,726
Triumph Bancorp, Inc.*	4,389	70,224
Trustmark Corp.	18,952	470,957
UMB Financial Corp. (a)	12,504	665,338

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Umpqua Holdings Corp.	61,642	$953,602
Union Bankshares Corp.	12,239	302,426
Union Bankshares, Inc./Morrisville VT (a)	1,022	37,160
United Bankshares, Inc.	18,393	689,921
United Community Banks, Inc.	19,464	355,997
Univest Corp. of Pennsylvania	5,064	106,445
Valley National Bancorp	68,961	628,924
Veritex Holdings, Inc.* (a)	2,214	35,468
Washington Trust Bancorp, Inc. (a)	4,200	159,264
WashingtonFirst Bankshares, Inc.	2,197	47,477
Webster Financial Corp.	25,603	869,222
WesBanco, Inc.	10,000	310,500
West Bancorporation, Inc.	4,176	77,632
Westamerica Bancorporation (a)	7,089	349,204
Wilshire Bancorp, Inc.	19,925	207,619
Wintrust Financial Corp.	13,517	689,367
Yadkin Financial Corp.	13,938	349,704
Your Community Bankshares, Inc.	1,380	51,281

		44,605,198

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	2,488	425,523
Coca-Cola Bottling Co. Consolidated	1,321	194,808
Craft Brew Alliance, Inc.*	3,365	38,765
MGP Ingredients, Inc.	3,493	133,537
National Beverage Corp.*	3,274	205,640
Primo Water Corp.*	5,761	68,037

		1,066,310

Biotechnology 4.4%
Acceleron Pharma, Inc.*	7,640	259,607
Achillion Pharmaceuticals, Inc.* (a)	33,092	258,118
Acorda Therapeutics, Inc.*	12,015	306,443
Adamas Pharmaceuticals, Inc.* (a)	4,643	70,295
Aduro Biotech, Inc.* (a)	9,793	110,759
Advaxis, Inc.* (a)	9,234	74,703
Adverum Biotechnologies, Inc.*	4,872	15,395
Agenus, Inc.* (a)	20,611	83,475
Aimmune Therapeutics, Inc.*	7,225	78,174
Akebia Therapeutics, Inc.*	8,996	67,290
Alder Biopharmaceuticals, Inc.* (a)	13,051	325,883
AMAG Pharmaceuticals, Inc.* (a)	9,744	233,076
Amicus Therapeutics, Inc.* (a)	35,438	193,491
Anavex Life Sciences Corp.* (a)	8,989	54,923
Anthera Pharmaceuticals, Inc.* (a)	10,429	32,226
Applied Genetic Technologies Corp.*	3,500	49,455
Ardelyx, Inc.* (a)	6,155	53,733
Arena Pharmaceuticals, Inc.* (a)	71,206	121,762
Argos Therapeutics, Inc.* (a)	2,845	17,440
ARIAD Pharmaceuticals, Inc.* (a)	49,362	364,785
Array BioPharma, Inc.* (a)	38,707	137,797
Arrowhead Pharmaceuticals, Inc.* (a)	16,741	89,062
Asterias Biotherapeutics, Inc.* (a)	5,899	14,158
Atara Biotherapeutics, Inc.* (a)	6,439	144,942

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Athersys, Inc.* (a)	20,492	$44,468
Avexis, Inc.* (a)	1,360	51,707
Axovant Sciences Ltd.* (a)	6,758	86,773
Bellicum Pharmaceuticals, Inc.* (a)	5,758	74,624
BioCryst Pharmaceuticals, Inc.* (a)	19,729	56,030
BioSpecifics Technologies Corp.*	1,611	64,343
BioTime, Inc.* (a)	17,255	45,036
Bluebird Bio, Inc.* (a)	10,316	446,580
Blueprint Medicines Corp.*	5,528	111,942
Cara Therapeutics, Inc.* (a)	5,135	24,699
Celator Pharmaceuticals, Inc.* (a)	9,110	274,940
Celldex Therapeutics, Inc.* (a)	26,515	116,401
Cellular Biomedicine Group, Inc.* (a)	3,335	39,987
Cepheid*	20,299	624,194
ChemoCentryx, Inc.*	7,176	32,220
Chimerix, Inc.*	12,001	47,164
Cidara Therapeutics, Inc.* (a)	2,847	29,353
Clovis Oncology, Inc.* (a)	8,788	120,571
Coherus Biosciences, Inc.* (a)	8,168	137,958
Concert Pharmaceuticals, Inc.*	4,880	54,802
Corvus Pharmaceuticals, Inc.* (a)	848	12,092
Curis, Inc.* (a)	31,205	48,680
Cytokinetics, Inc.* (a)	9,089	86,255
CytomX Therapeutics, Inc.* (a)	5,523	56,417
CytRx Corp.* (a)	17,372	38,740
Dimension Therapeutics, Inc.*	3,203	19,218
Dynavax Technologies Corp.* (a)	10,987	160,190
Eagle Pharmaceuticals, Inc.* (a)	2,481	96,238
Edge Therapeutics, Inc.* (a)	4,378	44,262
Editas Medicine, Inc.* (a)	2,152	52,509
Eiger BioPharmaceuticals, Inc.*	902	17,878
Emergent BioSolutions, Inc.*	9,073	255,133
Enanta Pharmaceuticals, Inc.* (a)	4,396	96,932
Epizyme, Inc.* (a)	11,075	113,408
Esperion Therapeutics, Inc.* (a)	3,530	34,876
Exact Sciences Corp.* (a)	26,941	330,027
Exelixis, Inc.* (a)	63,447	495,521
FibroGen, Inc.*	14,574	239,159
Five Prime Therapeutics, Inc.*	7,538	311,696
Flexion Therapeutics, Inc.* (a)	5,122	76,651
Fortress Biotech, Inc.* (a)	8,817	23,718
Foundation Medicine, Inc.* (a)	3,716	69,341
Galena Biopharma, Inc.* (a)	53,216	24,804
Genomic Health, Inc.*	5,202	134,706
Geron Corp.* (a)	41,861	112,187
Global Blood Therapeutics, Inc.* (a)	3,881	64,386
GlycoMimetics, Inc.*	2,671	19,418
Halozyme Therapeutics, Inc.* (a)	30,372	262,110
Heron Therapeutics, Inc.* (a)	8,820	159,201
Idera Pharmaceuticals, Inc.* (a)	23,249	35,571
Ignyta, Inc.*	7,986	43,284
Immune Design Corp.*	2,804	22,881
ImmunoGen, Inc.* (a)	24,719	76,135

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Immunomedics, Inc.* (a)	26,244	$60,886
Infinity Pharmaceuticals, Inc.*	13,146	17,484
Inotek Pharmaceuticals Corp.*	4,664	34,700
Inovio Pharmaceuticals, Inc.* (a)	18,598	171,846
Insmed, Inc.*	17,592	173,457
Insys Therapeutics, Inc.* (a)	6,371	82,441
Intellia Therapeutics, Inc.* (a)	1,935	41,312
Invitae Corp.* (a)	6,055	44,746
Ironwood Pharmaceuticals, Inc.*	36,123	472,308
Karyopharm Therapeutics, Inc.* (a)	6,213	41,689
Keryx Biopharmaceuticals, Inc.* (a)	22,146	146,607
Kite Pharma, Inc.* (a)	10,931	546,550
La Jolla Pharmaceutical Co.*	4,049	64,784
Lexicon Pharmaceuticals, Inc.* (a)	11,314	162,356
Ligand Pharmaceuticals, Inc.* (a)	5,328	635,471
Lion Biotechnologies, Inc.* (a)	12,273	99,411
Loxo Oncology, Inc.*	3,689	85,511
MacroGenics, Inc.*	8,877	239,590
MannKind Corp.* (a)	89,649	103,993
Medgenics, Inc.* (a)	6,062	33,644
MediciNova, Inc.* (a)	8,050	60,777
Merrimack Pharmaceuticals, Inc.* (a)	33,992	183,217
MiMedx Group, Inc.* (a)	28,799	229,816
Minerva Neurosciences, Inc.* (a)	4,399	44,914
Mirati Therapeutics, Inc.* (a)	2,955	16,134
Momenta Pharmaceuticals, Inc.*	18,047	194,908
Myriad Genetics, Inc.* (a)	18,888	577,973
NantKwest, Inc.* (a)	4,405	27,399
Natera, Inc.*	7,178	86,603
NewLink Genetics Corp.* (a)	6,291	70,837
Novavax, Inc.* (a)	74,750	543,432
OncoMed Pharmaceuticals, Inc.* (a)	4,544	55,937
Ophthotech Corp.*	8,505	434,010
Organovo Holdings, Inc.* (a)	23,764	88,402
Osiris Therapeutics, Inc.* (a)	4,743	24,142
Otonomy, Inc.* (a)	6,637	105,396
OvaScience, Inc.*	8,587	44,738
PDL BioPharma, Inc.	46,601	146,327
Pfenex, Inc.*	5,077	42,494
PharmAthene, Inc.* (a)	16,865	41,151
Portola Pharmaceuticals, Inc.*	13,758	324,689
Progenics Pharmaceuticals, Inc.*	18,517	78,142
Proteostasis Therapeutics, Inc.*	1,712	20,767
Prothena Corp. PLC* (a)	9,695	338,937
PTC Therapeutics, Inc.* (a)	8,931	62,696
Puma Biotechnology, Inc.* (a)	6,857	204,270
Radius Health, Inc.* (a)	8,824	324,282
Raptor Pharmaceutical Corp.*	23,708	127,312
REGENXBIO, Inc.* (a)	5,492	43,936
Regulus Therapeutics, Inc.* (a)	10,653	30,787
Repligen Corp.*	9,301	254,475
Retrophin, Inc.* (a)	10,096	179,810
Rigel Pharmaceuticals, Inc.*	24,150	53,854

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Sage Therapeutics, Inc.*	7,370	$222,058
Sangamo BioSciences, Inc.*	18,555	107,433
Sarepta Therapeutics, Inc.* (a)	11,932	227,543
Seres Therapeutics, Inc.* (a)	4,940	143,507
Sorrento Therapeutics, Inc.* (a)	7,066	39,570
Spark Therapeutics, Inc.* (a)	4,782	244,504
Spectrum Pharmaceuticals, Inc.*	18,651	122,537
Stemline Therapeutics, Inc.* (a)	3,914	26,498
Syndax Pharmaceuticals, Inc.*	1,230	12,115
Synergy Pharmaceuticals, Inc.* (a)	50,457	191,737
Synthetic Biologics, Inc.* (a)	20,314	36,565
T2 Biosystems, Inc.* (a)	3,906	30,818
TESARO, Inc.*	6,846	575,406
TG Therapeutics, Inc.* (a)	11,335	68,690
Tobira Therapeutics, Inc.*	2,332	29,290
Tokai Pharmaceuticals, Inc.* (a)	2,340	12,893
Trevena, Inc.*	12,329	77,673
Trovagene, Inc.* (a)	8,214	37,209
Ultragenyx Pharmaceutical, Inc.*	10,067	492,377
Vanda Pharmaceuticals, Inc.*	10,871	121,646
Versartis, Inc.*	7,489	82,828
Vitae Pharmaceuticals, Inc.*	7,251	78,238
Vital Therapies, Inc.* (a)	6,714	41,627
Voyager Therapeutics, Inc.* (a)	3,197	35,135
vTv Therapeutics, Inc., Class A*	1,753	10,167
XBiotech, Inc.* (a)	4,818	100,793
Xencor, Inc.*	8,937	169,714
Zafgen, Inc.*	6,185	37,048
ZIOPHARM Oncology, Inc.* (a)	33,812	185,628

		21,157,005

Building Products 1.2%
AAON, Inc.	11,315	311,276
Advanced Drainage Systems, Inc. (a)	9,448	258,592
American Woodmark Corp.*	3,862	256,360
Apogee Enterprises, Inc.	8,086	374,786
Armstrong Flooring, Inc.*	6,468	109,633
Builders FirstSource, Inc.*	23,374	262,957
Caesarstone Ltd.*	6,602	229,486
Continental Building Products, Inc.*	9,812	218,121
CSW Industrials, Inc.* (a)	3,979	129,755
Gibraltar Industries, Inc.*	8,806	278,005
Griffon Corp.	8,672	146,210
Insteel Industries, Inc.	5,214	149,068
Masonite International Corp.*	8,474	560,470
NCI Building Systems, Inc.*	7,484	119,669
Nortek, Inc.*	2,657	157,587
Patrick Industries, Inc.*	4,056	244,536
PGT, Inc.*	13,435	138,380
Ply Gem Holdings, Inc.*	5,643	82,218
Quanex Building Products Corp.	9,106	169,281
Simpson Manufacturing Co., Inc.	11,581	462,893

Common Stocks (continued)

	Shares	Market Value

Building Products (continued)
Trex Co., Inc.*	8,210	$368,793
Universal Forest Products, Inc.	5,517	511,371

		5,539,447

Capital Markets 1.2%
Actua Corp.* (a)	10,521	95,005
Arlington Asset Investment Corp., Class A (a)	5,838	75,952
Associated Capital Group, Inc., Class A (a)	1,329	38,116
B. Riley Financial, Inc. (a)	2,472	23,682
BGC Partners, Inc., Class A	60,607	527,887
Calamos Asset Management, Inc., Class A	4,451	32,537
Cohen & Steers, Inc.	5,814	235,118
Cowen Group, Inc., Class A* (a)	29,673	87,832
Diamond Hill Investment Group, Inc.	850	160,157
Evercore Partners, Inc., Class A	10,883	480,920
FBR & Co. (a)	1,588	23,709
Fifth Street Asset Management, Inc.	1,524	6,157
Financial Engines, Inc. (a)	14,903	385,541
GAMCO Investors, Inc., Class A (a)	1,321	43,289
Greenhill & Co., Inc.	7,800	125,580
Hennessy Advisors, Inc. (a)	780	26,107
Houlihan Lokey, Inc.	3,517	78,675
INTL. FCStone, Inc.*	3,977	108,532
Investment Technology Group, Inc.	8,586	143,558
Janus Capital Group, Inc.	40,086	557,997
KCG Holdings, Inc., Class A*	14,624	194,499
Ladenburg Thalmann Financial Services, Inc.* (a)	28,469	67,187
Manning & Napier, Inc.	3,953	37,554
Medley Management, Inc., Class A	1,744	10,255
Moelis & Co., Class A	5,143	115,718
OM Asset Management PLC	11,079	147,905
Oppenheimer Holdings, Inc., Class A	2,648	40,938
Piper Jaffray Cos.*	4,126	155,550
PJT Partners, Inc., Class A (a)	4,897	112,631
Pzena Investment Management, Inc., Class A	4,081	31,056
Safeguard Scientifics, Inc.* (a)	5,652	70,593
Silvercrest Asset Management Group, Inc., Class A	1,804	22,081
Stifel Financial Corp.*	17,921	563,615
Virtu Financial, Inc., Class A	7,001	126,018
Virtus Investment Partners, Inc. (a)	1,813	129,049
Waddell & Reed Financial, Inc., Class A	8,724	150,227
Walter Investment Management Corp.* (a)	5,357	14,785
Westwood Holdings Group, Inc.	2,224	115,203
WisdomTree Investments, Inc. (a)	31,514	308,522

		5,669,737

Chemicals 2.3%
A. Schulman, Inc.	8,383	204,713
AgroFresh Solutions, Inc.* (a)	5,834	30,979
American Vanguard Corp.	7,701	116,362
Axiall Corp.	19,779	644,993

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Balchem Corp.	8,792	$524,443
Calgon Carbon Corp.	14,160	186,204
Chase Corp.	1,900	112,233
Chemours Co. (The) (a)	50,996	420,207
Chemtura Corp.*	17,837	470,540
Codexis, Inc.*	8,981	36,193
Ferro Corp.*	23,188	310,255
Flotek Industries, Inc.* (a)	14,319	189,011
FutureFuel Corp.	6,531	71,057
GCP Applied Technologies, Inc.*	19,731	513,795
H.B. Fuller Co.	14,023	616,872
Hawkins, Inc.	2,813	122,112
Ingevity Corp.*	11,875	404,225
Innophos Holdings, Inc.	5,371	226,710
Innospec, Inc.	6,753	310,570
KMG Chemicals, Inc.	2,472	64,247
Koppers Holdings, Inc.*	5,501	169,046
Kraton Performance Polymers, Inc.*	8,561	239,109
Kronos Worldwide, Inc. (a)	5,357	28,124
LSB Industries, Inc.* (a)	6,092	73,591
Minerals Technologies, Inc.	9,698	550,846
Olin Corp.	46,232	1,148,403
OMNOVA Solutions, Inc.*	13,146	95,309
PolyOne Corp.	23,423	825,427
Quaker Chemical Corp.	3,714	331,289
Rayonier Advanced Materials, Inc.	11,991	162,958
Sensient Technologies Corp.	12,458	885,016
Stepan Co.	5,484	326,463
TerraVia Holdings, Inc.* (a)	19,886	52,101
Trecora Resources*	5,109	53,287
Tredegar Corp.	6,728	108,455
Trinseo SA* (a)	8,030	344,728
Tronox Ltd., Class A (a)	16,467	72,620
Valhi, Inc. (a)	4,229	6,640

		11,049,133

Commercial Services & Supplies 2.3%
ABM Industries, Inc.	15,447	563,506
ACCO Brands Corp.*	29,797	307,803
Aqua Metals, Inc.* (a)	2,865	33,707
ARC Document Solutions, Inc.*	10,135	39,425
Brady Corp., Class A	12,807	391,382
Brink’s Co. (The)	12,624	359,658
Casella Waste Systems, Inc., Class A*	11,293	88,650
CECO Environmental Corp.	7,506	65,602
Deluxe Corp.	13,648	905,818
Ennis, Inc.	6,826	130,923
Essendant, Inc.	10,395	317,671
G&K Services, Inc., Class A	5,564	426,035
Healthcare Services Group, Inc. (a)	19,542	808,648
Heritage-Crystal Clean, Inc.*	3,119	38,083
Herman Miller, Inc.	16,747	500,568
HNI Corp.	12,638	587,541

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
InnerWorkings, Inc.*	10,080	$83,361
Interface, Inc.	18,379	280,280
Kimball International, Inc., Class B	10,157	115,587
Knoll, Inc.	13,131	318,821
Matthews International Corp., Class A	8,980	499,647
McGrath RentCorp	6,443	197,091
Mobile Mini, Inc.	12,403	429,640
MSA Safety, Inc.	8,681	456,013
Multi-Color Corp.	3,807	241,364
NL Industries, Inc.*	1,961	5,040
Quad/Graphics, Inc.	8,271	192,631
SP Plus Corp.*	4,846	109,423
Steelcase, Inc., Class A	23,973	325,314
Team, Inc.* (a)	8,159	202,588
Tetra Tech, Inc.	16,444	505,571
TRC Cos., Inc.*	4,186	26,455
UniFirst Corp.	4,228	489,264
US Ecology, Inc.	6,013	276,297
Viad Corp.	5,749	178,219
VSE Corp.	1,142	76,286
West Corp.	12,305	241,916

		10,815,828

Communications Equipment 1.6%
ADTRAN, Inc.	13,975	260,634
Aerohive Networks, Inc.*	5,703	37,754
Applied Optoelectronics, Inc.* (a)	4,371	48,737
Bel Fuse, Inc., Class B	2,621	46,601
Black Box Corp.	4,406	57,631
CalAmp Corp.*	10,266	152,039
Calix, Inc.*	11,490	79,396
Ciena Corp.*	38,336	718,800
Clearfield, Inc.* (a)	3,126	55,924
Comtech Telecommunications Corp.	4,228	54,288
Digi International, Inc.*	7,137	76,580
EMCORE Corp.*	5,092	30,246
Extreme Networks, Inc.*	26,945	91,344
Finisar Corp.*	29,995	525,212
Harmonic, Inc.* (a)	23,652	67,408
Infinera Corp.*	39,166	441,792
InterDigital, Inc.	9,749	542,824
Ixia*	17,028	167,215
KVH Industries, Inc.*	4,158	32,017
Lumentum Holdings, Inc.*	14,053	340,083
NETGEAR, Inc.*	9,080	431,663
NetScout Systems, Inc.*	26,801	596,322
Oclaro, Inc.* (a)	26,348	128,578
Plantronics, Inc.	9,253	407,132
Polycom, Inc.*	38,167	429,379
ShoreTel, Inc.*	18,688	125,023
Silicom Ltd. (a)	1,530	45,747
Sonus Networks, Inc.*	13,372	116,203
Ubiquiti Networks, Inc.* (a)	7,263	280,788

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
ViaSat, Inc.* (a)	12,411	$886,145
Viavi Solutions, Inc.*	65,311	433,012

		7,706,517

Construction & Engineering 0.9%
Aegion Corp.*	9,949	194,105
Ameresco, Inc., Class A*	5,325	23,270
Argan, Inc.	3,733	155,741
Comfort Systems USA, Inc.	10,342	336,839
Dycom Industries, Inc.* (a)	8,533	765,922
EMCOR Group, Inc.	17,099	842,297
Granite Construction, Inc.	11,023	502,098
Great Lakes Dredge & Dock Corp.*	15,929	69,451
HC2 Holdings, Inc.* (a)	8,990	38,657
IES Holdings, Inc.* (a)	2,101	26,094
Layne Christensen Co.*	4,763	38,580
MasTec, Inc.* (a)	18,398	410,643
MYR Group, Inc.*	4,815	115,945
NV5 Global, Inc.*	2,045	58,160
Orion Group Holdings, Inc.*	7,318	38,859
Primoris Services Corp.	11,201	212,035
Tutor Perini Corp.*	10,615	249,983

		4,078,679

Construction Materials 0.2%
Headwaters, Inc.*	20,446	366,801
Summit Materials, Inc., Class A*	17,628	360,669
United States Lime & Minerals, Inc.	505	29,790
US Concrete, Inc.* (a)	4,058	247,173

		1,004,433

Consumer Finance 0.5%
Cash America International, Inc.	6,792	289,475
Encore Capital Group, Inc.* (a)	6,729	158,333
Enova International, Inc.*	7,648	56,289
EZCORP, Inc., Class A*	14,150	106,974
First Cash Financial Services, Inc.	7,825	401,657
Green Dot Corp., Class A*	11,888	273,305
LendingClub Corp.*	91,739	394,478
Nelnet, Inc., Class A	5,728	199,048
PRA Group, Inc.*	12,889	311,141
Regional Management Corp.*	2,849	41,766
World Acceptance Corp.*	1,854	84,543

		2,317,009

Containers & Packaging 0.1%
AEP Industries, Inc.	1,052	84,644
Greif, Inc., Class A (a)	7,243	269,947
Greif, Inc., Class B	1,533	83,932
Multi Packaging Solutions International Ltd.*	5,949	79,419
Myers Industries, Inc.	6,562	94,493
UFP Technologies, Inc.*	1,714	38,633

		651,068

Common Stocks (continued)

	Shares	Market Value

Distributors 0.1%
Core-Mark Holding Co., Inc.	12,800	$599,808
Weyco Group, Inc.	1,702	47,282

		647,090

Diversified Consumer Services 0.9%
American Public Education, Inc.*	4,374	122,909
Apollo Education Group, Inc.*	23,949	218,415
Ascent Capital Group, Inc., Class A*	2,919	44,923
Bridgepoint Education, Inc.*	4,405	31,892
Bright Horizons Family Solutions, Inc.*	12,272	813,756
Cambium Learning Group, Inc.*	3,042	13,719
Capella Education Co.	3,322	174,870
Career Education Corp.*	19,007	113,092
Carriage Services, Inc. (a)	4,110	97,325
Chegg, Inc.* (a)	20,876	104,380
Collectors Universe, Inc.	1,897	37,466
DeVry Education Group, Inc. (a)	17,684	315,483
Grand Canyon Education, Inc.*	12,606	503,232
Houghton Mifflin Harcourt Co.*	34,602	540,829
K12, Inc.*	9,167	114,496
Liberty Tax, Inc.	1,424	18,968
LifeLock, Inc.* (a)	23,743	375,377
Regis Corp.*	10,370	129,106
Sotheby’s (a)	14,692	402,561
Strayer Education, Inc.*	2,962	145,523
Weight Watchers International, Inc.* (a)	7,962	92,598

		4,410,920

Diversified Financial Services 0.1%
BBX Capital Corp., Class A* (a)	705	10,836
FNFV Group*	18,624	213,617
GAIN Capital Holdings, Inc.	10,193	64,420
Marlin Business Services Corp.	2,190	35,697
NewStar Financial, Inc.*	6,742	56,768
On Deck Capital, Inc.* (a)	13,137	67,656
PICO Holdings, Inc.*	6,649	62,899
Resource America, Inc., Class A (a)	3,926	38,161
Tiptree Financial, Inc., Class A	7,682	42,097

		592,151

Diversified Telecommunication Services 0.7%
8x8, Inc.*	24,643	360,034
ATN International, Inc.	2,989	232,574
Cincinnati Bell, Inc.*	59,047	269,845
Cogent Communications Holdings, Inc.	11,632	465,978
Consolidated Communications Holdings, Inc.	14,056	382,886
FairPoint Communications, Inc.* (a)	5,581	81,929
General Communication, Inc., Class A*	8,204	129,623
Globalstar, Inc.* (a)	104,450	126,385
Hawaiian Telcom Holdco, Inc.*	1,801	38,163
IDT Corp., Class B	4,733	67,161
Inteliquent, Inc.	8,952	178,055

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Intelsat SA*	7,553	$19,487
Iridium Communications, Inc.* (a)	22,258	197,651
Lumos Networks Corp.*	5,981	72,370
ORBCOMM, Inc.*	17,993	179,030
pdvWireless, Inc.* (a)	2,814	60,192
Straight Path Communications, Inc., Class B* (a)	2,708	74,930
Vonage Holdings Corp.*	53,125	324,063
Windstream Holdings, Inc. (a)	27,412	254,109

		3,514,465

Electric Utilities 1.2%
ALLETE, Inc.	13,875	896,741
El Paso Electric Co.	11,233	530,984
Empire District Electric Co. (The)	12,353	419,631
Genie Energy Ltd., Class B*	3,049	20,642
IDACORP, Inc.	14,122	1,148,825
MGE Energy, Inc.	9,795	553,564
Otter Tail Corp.	10,802	361,759
PNM Resources, Inc.	22,349	792,049
Portland General Electric Co.	25,017	1,103,750
Spark Energy, Inc., Class A	1,388	45,873

		5,873,818

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,903	44,264
American Superconductor Corp.* (a)	3,101	26,172
AZZ, Inc.	7,243	434,435
Babcock & Wilcox Enterprises, Inc.*	12,723	186,901
Encore Wire Corp.	5,816	216,820
Energous Corp.* (a)	4,037	52,279
EnerSys	12,161	723,215
FuelCell Energy, Inc.* (a)	7,435	46,246
Generac Holdings, Inc.* (a)	18,297	639,663
General Cable Corp.	13,382	170,085
LSI Industries, Inc.	6,538	72,376
Plug Power, Inc.* (a)	47,261	87,905
Powell Industries, Inc.	2,465	96,973
Power Solutions International, Inc.* (a)	1,175	20,974
Preformed Line Products Co.	693	27,990
Sunrun, Inc.* (a)	17,435	103,390
Thermon Group Holdings, Inc.*	9,047	173,793
Vicor Corp.*	4,283	43,130

		3,166,611

Electronic Equipment, Instruments & Components 2.6%
Agilysys, Inc.*	3,829	40,090
Anixter International, Inc.*	8,098	431,461
AVX Corp.	12,883	174,951
Badger Meter, Inc. (a)	4,023	293,800
Belden, Inc.	11,704	706,570
Benchmark Electronics, Inc.*	14,097	298,152
Coherent, Inc.*	6,756	620,066

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Control4 Corp.* (a)	5,128	$41,844
CTS Corp.	8,967	160,689
Daktronics, Inc.	10,471	65,444
DTS, Inc.*	4,720	124,844
Electro Rent Corp.	4,303	66,309
Electro Scientific Industries, Inc.*	7,316	42,725
ePlus, Inc.*	1,764	144,278
Fabrinet*	9,792	363,479
FARO Technologies, Inc.* (a)	4,749	160,659
Gerber Scientific, Inc., Escrow Shares* (a)(b)	8,390	0
II-VI, Inc.*	16,586	311,153
Insight Enterprises, Inc.*	10,309	268,034
InvenSense, Inc.* (a)	22,718	139,261
Itron, Inc.*	9,359	403,373
Kimball Electronics, Inc.*	7,874	98,031
Knowles Corp.*	24,305	332,492
Littelfuse, Inc.	6,195	732,187
Maxwell Technologies, Inc.* (a)	8,486	44,806
Mesa Laboratories, Inc. (a)	794	97,662
Methode Electronics, Inc.	10,218	349,762
MTS Systems Corp.	4,228	185,356
Multi-Fineline Electronix, Inc.*	2,316	53,731
Novanta, Inc.*	9,013	136,547
OSI Systems, Inc.*	4,911	285,476
Park Electrochemical Corp.	5,514	80,118
PC Connection, Inc.	3,162	75,256
Plexus Corp.*	9,366	404,611
QLogic Corp.*	23,459	345,786
Radisys Corp.*	9,679	43,362
Rofin-Sinar Technologies, Inc.*	7,574	241,914
Rogers Corp.*	5,046	308,311
Sanmina Corp.*	20,520	550,141
ScanSource, Inc.*	7,197	267,081
SYNNEX Corp.	8,196	777,145
Systemax, Inc.*	2,959	25,240
Tech Data Corp.*	9,781	702,765
TTM Technologies, Inc.*	20,126	151,549
Universal Display Corp.*	11,575	784,785
Vishay Intertechnology, Inc.	38,039	471,303
Vishay Precision Group, Inc.* (a)	3,651	48,996

		12,451,595

Energy Equipment & Services 1.0%
Archrock, Inc.	19,369	182,456
Atwood Oceanics, Inc. (a)	17,099	214,079
Bristow Group, Inc. (a)	9,384	107,071
CARBO Ceramics, Inc. (a)	5,102	66,836
Dawson Geophysical Co.*	5,433	44,279
Era Group, Inc.*	5,366	50,440
Exterran Corp.*	9,615	123,553
Fairmount Santrol Holdings, Inc.* (a)	18,290	141,016
Forum Energy Technologies, Inc.*	16,843	291,552
Geospace Technologies Corp.* (a)	3,261	53,383

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Helix Energy Solutions Group, Inc.*	28,058	$189,672
Hornbeck Offshore Services, Inc.*	8,606	71,774
Independence Contract Drilling, Inc.*	8,012	43,505
Matrix Service Co.*	7,212	118,926
McDermott International, Inc.*	66,570	328,856
Natural Gas Services Group, Inc.*	3,272	74,929
Newpark Resources, Inc.*	22,486	130,194
Oil States International, Inc.*	14,289	469,822
Parker Drilling Co.*	33,257	76,159
PHI, Inc., Non-Voting Shares*	3,473	62,097
Pioneer Energy Services Corp.*	18,396	84,622
RigNet, Inc.*	3,136	41,991
SEACOR Holdings, Inc.*	4,459	258,399
Seadrill Ltd.*	105,252	341,016
Tesco Corp.	10,720	71,717
TETRA Technologies, Inc.*	21,864	139,274
Tidewater, Inc. (a)	12,093	53,330
U.S. Silica Holdings, Inc. (a)	17,868	615,910
Unit Corp.* (a)	14,051	218,634
Willbros Group, Inc.* (a)	11,408	28,862

		4,694,354

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	7,538	267,900
Chefs’ Warehouse Inc. (The)*	5,655	90,480
Ingles Markets, Inc., Class A	3,904	145,619
Natural Grocers by Vitamin Cottage, Inc.* (a)	2,355	30,733
Performance Food Group Co.*	10,436	280,833
PriceSmart, Inc.	5,614	525,302
Smart & Final Stores, Inc.*	6,334	94,313
SpartanNash Co.	10,582	323,598
SUPERVALU, Inc.*	74,315	350,767
United Natural Foods, Inc.*	13,894	650,239
Village Super Market, Inc., Class A	2,038	58,878
Weis Markets, Inc.	2,715	137,243

		2,955,905

Food Products 1.4%
Alico, Inc. (a)	938	28,375
Amplify Snack Brands, Inc.* (a)	8,147	120,168
B&G Foods, Inc. (a)	17,353	836,415
Calavo Growers, Inc.	4,325	289,775
Cal-Maine Foods, Inc. (a)	8,546	378,759
Darling Ingredients, Inc.*	45,756	681,764
Dean Foods Co.	25,935	469,164
Farmer Brothers Co.*	2,246	72,007
Fresh Del Monte Produce, Inc.	9,048	492,483
Freshpet, Inc.* (a)	6,125	57,146
Inventure Foods, Inc.* (a)	4,800	37,488
J&J Snack Foods Corp.	4,195	500,338
John B. Sanfilippo & Son, Inc.	2,346	100,010
Lancaster Colony Corp.	5,243	669,059
Landec Corp.*	6,937	74,642

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Lifeway Foods, Inc.*	1,188	$11,488
Limoneira Co. (a)	3,412	60,119
Omega Protein Corp.*	5,795	115,842
Sanderson Farms, Inc. (a)	5,608	485,877
Seaboard Corp.*	73	209,557
Seneca Foods Corp., Class A*	1,968	71,261
Snyder’s-Lance, Inc.	22,453	760,932
Tootsie Roll Industries, Inc. (a)	4,856	187,102

		6,709,771

Gas Utilities 1.3%
Chesapeake Utilities Corp.	4,223	279,478
Delta Natural Gas Co., Inc. (a)	1,768	47,630
New Jersey Resources Corp.	23,951	923,311
Northwest Natural Gas Co.	7,624	494,188
ONE Gas, Inc.	14,550	968,885
South Jersey Industries, Inc.	22,291	704,841
Southwest Gas Corp.	13,220	1,040,546
Spire, Inc.	12,498	885,358
WGL Holdings, Inc.	14,094	997,714

		6,341,951

Health Care Equipment & Supplies 3.1%
Abaxis, Inc.	6,058	286,119
Accuray, Inc.* (a)	21,142	109,727
Analogic Corp.	3,509	278,755
AngioDynamics, Inc.*	7,507	107,876
Anika Therapeutics, Inc.*	3,969	212,937
AtriCure, Inc.*	8,736	123,440
Atrion Corp.	383	163,870
Avinger, Inc.* (a)	2,901	34,609
AxoGen, Inc.* (a)	6,541	45,002
Cantel Medical Corp.	10,012	688,125
Cardiovascular Systems, Inc.* (a)	8,474	155,710
Cerus Corp.* (a)	28,181	175,849
ConforMIS, Inc.* (a)	9,815	68,901
CONMED Corp.	7,728	368,857
Corindus Vascular Robotics, Inc.* (a)	14,040	20,077
CryoLife, Inc.	8,751	103,349
Cutera, Inc.*	3,327	37,296
Cynosure, Inc., Class A*	6,630	322,516
Endologix, Inc.* (a)	22,616	281,795
Entellus Medical, Inc.* (a)	2,053	37,508
Exactech, Inc.*	2,921	78,107
GenMark Diagnostics, Inc.* (a)	10,919	94,995
Glaukos Corp.*	4,649	135,565
Globus Medical, Inc., Class A*	19,578	466,544
Greatbatch, Inc.*	8,535	263,988
Haemonetics Corp.*	14,302	414,615
Halyard Health, Inc.*	13,012	423,150
HeartWare International, Inc.*	4,851	280,145
ICU Medical, Inc.*	4,112	463,628
Inogen, Inc.*	4,461	223,541

15

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Insulet Corp.*	16,124	$487,590
Integra LifeSciences Holdings Corp.*	8,450	674,141
Invacare Corp.	8,647	104,888
InVivo Therapeutics Holdings Corp.* (a)	9,982	57,696
iRadimed Corp.* (a)	1,130	24,589
IRIDEX Corp.* (a)	2,055	30,393
K2M Group Holdings, Inc.*	7,134	110,720
LDR Holding Corp.*	7,669	283,370
LeMaitre Vascular, Inc.	3,759	53,641
Masimo Corp.*	11,450	601,297
Meridian Bioscience, Inc.	11,705	228,247
Merit Medical Systems, Inc.*	12,364	245,178
Natus Medical, Inc.*	9,147	345,757
Neogen Corp.*	10,347	582,019
Nevro Corp.* (a)	6,710	494,930
Novocure Ltd.* (a)	13,988	163,240
NuVasive, Inc.*	13,845	826,823
NxStage Medical, Inc.*	17,755	384,928
OraSure Technologies, Inc.*	14,992	88,603
Orthofix International NV*	5,038	213,611
Oxford Immunotec Global PLC* (a)	5,595	50,355
Penumbra, Inc.*	7,100	422,450
Quidel Corp.*	7,504	134,021
Rockwell Medical, Inc.* (a)	13,328	100,893
RTI Surgical, Inc.*	15,091	54,177
Second Sight Medical Products, Inc.* (a)	3,432	12,287
Senseonics Holdings, Inc.* (a)	7,562	29,719
Spectranetics Corp. (The)* (a)	12,160	227,514
STAAR Surgical Co.* (a)	10,513	57,927
SurModics, Inc.*	3,388	79,550
Symmetry Surgical, Inc.*	2,678	35,162
Tandem Diabetes Care, Inc.*	5,441	41,025
TransEnterix, Inc.* (a)	14,016	17,099
Utah Medical Products, Inc.	1,001	63,063
Vascular Solutions, Inc.*	4,759	198,260
Veracyte, Inc.*	3,303	16,614
ViewRay, Inc.*	1,754	7,174
Wright Medical Group NV*	28,753	499,440
ZELTIQ Aesthetics, Inc.* (a)	9,910	270,840

		14,785,827

Health Care Providers & Services 2.4%
AAC Holdings, Inc.* (a)	2,770	63,211
Aceto Corp. (a)	8,213	179,783
Addus HomeCare Corp.*	1,661	28,951
Adeptus Health, Inc., Class A* (a)	3,460	178,744
Air Methods Corp.* (a)	10,011	358,694
Almost Family, Inc.*	2,287	97,449
Amedisys, Inc.*	7,880	397,782
American Renal Associates Holdings, Inc.*	2,465	71,411
AMN Healthcare Services, Inc.*	13,266	530,242
BioScrip, Inc.*	16,592	42,310
BioTelemetry, Inc.*	7,537	122,853

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Capital Senior Living Corp.*	8,022	$141,749
Chemed Corp.	4,536	618,302
Civitas Solutions, Inc.*	4,228	88,069
Community Health Systems, Inc.* (a)	30,836	371,574
CorVel Corp.*	2,743	118,443
Cross Country Healthcare, Inc.*	8,538	118,849
Diplomat Pharmacy, Inc.* (a)	12,767	446,845
Ensign Group, Inc. (The)	13,481	283,236
ExamWorks Group, Inc.*	11,260	392,411
Genesis Healthcare, Inc.*	9,027	15,978
HealthEquity, Inc.* (a)	12,060	366,443
HealthSouth Corp.	24,889	966,191
Healthways, Inc.*	8,980	103,719
Kindred Healthcare, Inc.	23,476	265,044
Landauer, Inc.	2,696	110,967
LHC Group, Inc.*	4,200	181,776
Magellan Health, Inc.*	6,436	423,296
Molina Healthcare, Inc.*	12,090	603,291
National HealthCare Corp.	3,144	203,543
National Research Corp., Class A	2,424	33,209
National Research Corp., Class B	311	10,322
Nobilis Health Corp.* (a)	15,437	34,424
Owens & Minor, Inc. (a)	17,282	646,001
PharMerica Corp.*	8,188	201,916
Providence Service Corp. (The)*	3,605	161,792
Quorum Health Corp.*	8,309	88,989
RadNet, Inc.*	9,578	51,146
Select Medical Holdings Corp.*	29,918	325,209
Surgery Partners, Inc.*	5,217	93,384
Surgical Care Affiliates, Inc.*	7,518	358,383
Team Health Holdings, Inc.*	18,977	771,795
Teladoc, Inc.* (a)	5,696	91,250
Triple-S Management Corp., Class B*	6,413	156,670
U.S. Physical Therapy, Inc.	3,566	214,709
Universal American Corp.	16,019	121,424
USMD Holdings, Inc.* (a)	600	11,244

		11,263,023

Health Care Technology 0.5%
Castlight Health, Inc., Class B* (a)	11,044	43,734
Computer Programs & Systems, Inc. (a)	3,053	121,876
Cotiviti Holdings, Inc.*	3,641	76,934
Evolent Health, Inc., Class A* (a)	4,341	83,347
HealthStream, Inc.*	7,207	191,130
HMS Holdings Corp.*	23,513	414,064
Imprivata, Inc.*	4,411	61,754
Medidata Solutions, Inc.*	15,235	714,064
Omnicell, Inc.*	10,150	347,435
Press Ganey Holdings, Inc.* (a)	6,234	245,308
Quality Systems, Inc.	14,220	169,360
Vocera Communications, Inc.*	7,014	90,130

		2,559,136

16

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 3.1%
Belmond Ltd., Class A*	23,593	$233,571
Biglari Holdings, Inc.*	296	119,389
BJ’s Restaurants, Inc.*	6,505	285,114
Bloomin’ Brands, Inc.	31,767	567,676
Bob Evans Farms, Inc.	5,618	213,203
Bojangles’, Inc.*	2,683	45,477
Boyd Gaming Corp.*	23,046	424,046
Buffalo Wild Wings, Inc.* (a)	5,282	733,934
Caesars Acquisition Co., Class A*	13,175	147,824
Caesars Entertainment Corp.* (a)	15,289	117,573
Carrols Restaurant Group, Inc.*	9,557	113,728
Century Casinos, Inc.*	5,661	35,268
Cheesecake Factory, Inc. (The)	12,693	611,041
Churchill Downs, Inc.	3,775	477,009
Chuy’s Holdings, Inc.*	4,443	153,772
ClubCorp Holdings, Inc.	17,962	233,506
Cracker Barrel Old Country Store, Inc. (a)	5,356	918,393
Dave & Buster’s Entertainment, Inc.*	10,579	494,991
Del Frisco’s Restaurant Group, Inc.*	6,417	91,892
Del Taco Restaurants, Inc.*	6,318	57,494
Denny’s Corp.*	21,431	229,955
Diamond Resorts International, Inc.* (a)	10,425	312,333
DineEquity, Inc.	4,930	417,965
El Pollo Loco Holdings, Inc.* (a)	5,606	72,878
Eldorado Resorts, Inc.*	8,322	126,453
Empire Resorts, Inc.* (a)	770	12,166
Fiesta Restaurant Group, Inc.*	7,462	162,746
Fogo De Chao, Inc.* (a)	1,348	17,605
Golden Entertainment, Inc. (a)	2,866	33,504
Habit Restaurants, Inc. (The), Class A* (a)	3,715	60,852
International Speedway Corp., Class A	7,356	246,058
Interval Leisure Group, Inc.	31,616	502,694
Intrawest Resorts Holdings, Inc.*	4,412	57,268
Isle of Capri Casinos, Inc.*	6,978	127,837
J Alexander’s Holdings, Inc.*	3,438	34,139
Jack in the Box, Inc.	9,115	783,161
Jamba, Inc.* (a)	3,492	35,933
Kona Grill, Inc.* (a)	2,049	21,965
Krispy Kreme Doughnuts, Inc.*	16,378	343,283
La Quinta Holdings, Inc.*	23,763	270,898
Lindblad Expeditions Holdings, Inc.*	4,118	39,656
Luby’s, Inc.*	5,112	25,662
Marcus Corp. (The)	5,056	106,682
Marriott Vacations Worldwide Corp.	6,269	429,364
Monarch Casino & Resort, Inc.*	2,808	61,692
Nathan’s Famous, Inc.* (a)	836	37,202
Noodles & Co.* (a)	3,323	32,499
Papa John’s International, Inc.	7,689	522,852
Penn National Gaming, Inc.*	20,965	292,462
Pinnacle Entertainment, Inc.*	16,263	180,194
Planet Fitness, Inc., Class A* (a)	4,469	84,375
Popeyes Louisiana Kitchen, Inc.*	6,088	332,648
Potbelly Corp.*	6,606	82,839

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Red Lion Hotels Corp.*	3,574	$25,947
Red Robin Gourmet Burgers, Inc.*	3,899	184,930
Red Rock Resorts, Inc., Class A*	8,384	184,280
Ruby Tuesday, Inc.*	16,730	60,395
Ruth’s Hospitality Group, Inc.	9,152	145,974
Scientific Games Corp., Class A* (a)	14,412	132,446
SeaWorld Entertainment, Inc. (a)	18,851	270,135
Shake Shack, Inc., Class A* (a)	4,366	159,053
Sonic Corp.	13,165	356,113
Speedway Motorsports, Inc.	3,009	53,410
Texas Roadhouse, Inc. (a)	18,513	844,193
Wingstop, Inc.* (a)	4,368	119,028
Zoe’s Kitchen, Inc.* (a)	5,376	194,988

		14,903,613

Household Durables 1.3%
Bassett Furniture Industries, Inc.	2,868	68,660
Beazer Homes USA, Inc.*	8,479	65,712
Cavco Industries, Inc.* (a)	2,378	222,819
Century Communities, Inc.*	4,020	69,707
CSS Industries, Inc.	2,550	68,365
Ethan Allen Interiors, Inc.	7,099	234,551
Flexsteel Industries, Inc.	1,793	71,039
GoPro, Inc., Class A* (a)	28,115	303,923
Green Brick Partners, Inc.* (a)	5,626	40,901
Helen of Troy Ltd.*	7,756	797,627
Hooker Furniture Corp.	3,180	68,338
Hovnanian Enterprises, Inc., Class A* (a)	30,959	52,011
Installed Building Products, Inc.*	5,677	206,018
iRobot Corp.*	7,487	262,644
KB Home (a)	23,274	353,998
La-Z-Boy, Inc.	13,747	382,442
LGI Homes, Inc.* (a)	4,326	138,172
Libbey, Inc.	5,751	91,383
Lifetime Brands, Inc.	2,752	40,152
M.D.C. Holdings, Inc.	11,185	272,243
M/I Homes, Inc.*	6,529	122,941
Meritage Homes Corp.*	10,709	402,016
NACCO Industries, Inc., Class A	1,042	58,352
New Home Co., Inc. (The)* (a)	2,673	25,500
Taylor Morrison Home Corp., Class A* (a)	8,974	133,174
TopBuild Corp.*	10,730	388,426
TRI Pointe Group, Inc.*	41,737	493,331
UCP, Inc., Class A*	2,090	16,762
Universal Electronics, Inc.*	4,013	290,060
WCI Communities, Inc.*	6,028	101,873
William Lyon Homes, Class A* (a)	6,670	107,520
ZAGG, Inc.*	7,566	39,722

		5,990,382

Household Products 0.3%
Central Garden & Pet Co.* (a)	2,633	60,111
Central Garden & Pet Co., Class A*	9,570	207,765

17

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Products (continued)
HRG Group, Inc.*	33,027	$453,461
Oil-Dri Corp. of America	1,294	44,682
Orchids Paper Products Co. (a)	2,353	83,696
WD-40 Co.	3,994	469,095

		1,318,810

Independent Power and Renewable Electricity Producers 0.6%
Atlantic Power Corp.	33,542	83,184
Atlantica Yield plc (a)	16,371	304,173
Dynegy, Inc.*	32,682	563,438
NRG Yield, Inc., Class A	9,637	146,675
NRG Yield, Inc., Class C	17,742	276,598
Ormat Technologies, Inc.	10,871	475,715
Pattern Energy Group, Inc. (a)	16,081	369,380
Talen Energy Corp.*	23,463	317,924
TerraForm Global, Inc., Class A	25,278	82,406
TerraForm Power, Inc., Class A*	24,293	264,794
Vivint Solar, Inc.* (a)	5,780	17,745

		2,902,032

Industrial Conglomerates 0.0%†
Raven Industries, Inc. (a)	10,015	189,684

Information Technology Services 2.0%
Acxiom Corp.*	21,679	476,721
ALJ Regional Holdings, Inc.* (a)	5,019	25,095
Blackhawk Network Holdings, Inc.*	15,318	513,000
CACI International, Inc., Class A*	6,824	616,958
Cardtronics, Inc.* (a)	12,488	497,147
Cass Information Systems, Inc.	3,123	161,459
Convergys Corp.	24,980	624,500
CSG Systems International, Inc.	9,140	368,433
Datalink Corp.*	5,314	39,855
EPAM Systems, Inc.*	13,398	861,625
EVERTEC, Inc.	17,822	276,954
ExlService Holdings, Inc.*	9,246	484,583
Forrester Research, Inc.	2,825	104,130
Hackett Group, Inc. (The)	6,466	89,683
Higher One Holdings, Inc.*	8,517	43,522
Information Services Group, Inc.*	8,575	32,156
Lionbridge Technologies, Inc.*	18,017	71,167
ManTech International Corp., Class A	6,897	260,845
MAXIMUS, Inc.	18,099	1,002,142
MoneyGram International, Inc.*	7,239	49,587
NCI, Inc., Class A	1,706	23,969
NeuStar, Inc., Class A* (a)	6,801	159,892
Perficient, Inc.*	9,576	194,489
PFSweb, Inc.*	3,436	32,642
Planet Payment, Inc.*	11,851	53,211
Science Applications International Corp.	11,898	694,248
ServiceSource International, Inc.*	16,525	66,596
Sykes Enterprises, Inc.*	10,926	316,417
Syntel, Inc.*	9,085	411,187

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
TeleTech Holdings, Inc.	4,711	$127,809
Travelport Worldwide Ltd.	32,445	418,216
Unisys Corp.* (a)	13,690	99,663
Virtusa Corp.*	7,810	225,553

		9,423,454

Insurance 2.2%
Ambac Financial Group, Inc.*	11,333	186,541
American Equity Investment Life Holding Co.	20,786	296,200
AMERISAFE, Inc.	5,318	325,568
Argo Group International Holdings Ltd.	8,133	422,098
Atlas Financial Holdings, Inc.*	2,648	45,599
Baldwin & Lyons, Inc., Class B	2,467	60,836
Blue Capital Reinsurance Holdings Ltd.	1,666	30,838
Citizens, Inc.* (a)	13,157	99,993
CNO Financial Group, Inc.	50,312	878,448
Crawford & Co., Class B	3,649	30,980
Donegal Group, Inc., Class A	2,087	34,415
eHealth, Inc.*	5,295	74,236
EMC Insurance Group, Inc.	2,234	61,926
Employers Holdings, Inc.	8,346	242,201
Enstar Group Ltd.*	3,187	516,262
FBL Financial Group, Inc., Class A	2,780	168,663
Federated National Holding Co.	3,871	73,704
Fidelity & Guaranty Life (a)	3,148	72,971
Genworth Financial, Inc., Class A*	102,962	265,642
Global Indemnity PLC*	2,768	76,203
Greenlight Capital Re Ltd., Class A*	8,375	168,840
Hallmark Financial Services, Inc.*	3,722	43,138
HCI Group, Inc.	2,345	63,972
Heritage Insurance Holdings, Inc.	7,474	89,464
Horace Mann Educators Corp.	11,357	383,753
Independence Holding Co.	1,986	35,688
Infinity Property & Casualty Corp.	3,052	246,174
Investors Title Co.	389	37,052
James River Group Holdings Ltd.	3,992	135,568
Kemper Corp.	11,179	346,325
Maiden Holdings Ltd. (a)	16,493	201,874
MBIA, Inc.*	36,731	250,873
National General Holdings Corp.	13,532	289,855
National Interstate Corp.	2,116	64,009
National Western Life Group, Inc., Class A	650	126,925
Navigators Group, Inc. (The)	3,152	289,889
OneBeacon Insurance Group Ltd., Class A	6,360	87,768
Patriot National, Inc.* (a)	2,405	19,673
Primerica, Inc. (a)	13,150	752,706
RLI Corp.	10,674	734,158
Safety Insurance Group, Inc.	4,008	246,813
Selective Insurance Group, Inc.	15,594	595,847
State Auto Financial Corp.	4,131	90,510
State National Cos., Inc.	9,285	97,771
Stewart Information Services Corp.	5,870	243,077
Third Point Reinsurance Ltd.*	18,737	219,598

18

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Trupanion, Inc.* (a)	3,898	$51,648
United Fire Group, Inc.	6,053	256,829
United Insurance Holdings Corp. (a)	4,756	77,903
Universal Insurance Holdings, Inc. (a)	8,524	158,376
WMIH Corp.* (a)	55,700	123,654

		10,493,054

Internet & Catalog Retail 0.6%
1-800-FLOWERS.COM, Inc., Class A*	6,427	57,971
Blue Nile, Inc.	3,160	86,521
Duluth Holdings, Inc., Class B* (a)	2,682	65,602
Etsy, Inc.*	29,168	279,721
FTD Cos., Inc.*	4,891	122,079
Gaiam, Inc., Class A* (a)	3,669	28,398
HSN, Inc.	8,934	437,141
Lands’ End, Inc.* (a)	4,413	72,461
Liberty TripAdvisor Holdings, Inc., Series A*	20,307	444,317
Nutrisystem, Inc.	8,127	206,101
Overstock.com, Inc.*	3,666	59,059
PetMed Express, Inc. (a)	5,430	101,867
Shutterfly, Inc.*	9,760	454,914
Wayfair, Inc., Class A* (a)	8,800	343,200

		2,759,352

Internet Software & Services 2.5%
2U, Inc.* (a)	10,236	301,041
Alarm.com Holdings, Inc.* (a)	2,863	73,379
Amber Road, Inc.* (a)	5,389	41,549
Angie’s List, Inc.*	11,533	75,080
Apigee Corp.*	4,206	51,397
Appfolio, Inc., Class A* (a)	2,088	30,192
Autobytel, Inc.* (a)	2,318	32,151
Bankrate, Inc.*	13,406	100,277
Bazaarvoice, Inc.*	22,666	90,891
Benefitfocus, Inc.* (a)	3,590	136,851
Blucora, Inc.*	10,977	113,722
Box, Inc., Class A* (a)	13,503	139,621
Brightcove, Inc.*	8,456	74,413
Carbonite, Inc.*	4,644	45,186
Care.com, Inc.*	4,607	53,810
ChannelAdvisor Corp.*	6,542	94,794
Cimpress NV* (a)	7,033	650,412
comScore, Inc.*	13,621	325,269
Cornerstone OnDemand, Inc.*	14,101	536,684
Cvent, Inc.*	8,416	300,620
Demandware, Inc.*	10,531	788,772
DHI Group, Inc.*	13,913	86,678
EarthLink Holdings Corp.	29,260	187,264
Endurance International Group Holdings, Inc.*	16,752	150,600
Envestnet, Inc.* (a)	11,546	384,597
Everyday Health, Inc.*	7,801	61,472
Five9, Inc.*	9,198	109,456

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Global Sources Ltd.*	2,139	$19,615
Gogo, Inc.* (a)	15,870	133,149
GrubHub, Inc.* (a)	22,545	700,473
GTT Communications, Inc.* (a)	7,338	135,606
Hortonworks, Inc.* (a)	11,144	119,129
inContact, Inc.*	16,327	226,129
Instructure, Inc.*	2,875	54,625
IntraLinks Holdings, Inc.*	10,507	68,296
j2 Global, Inc. (a)	13,203	834,034
Limelight Networks, Inc.*	15,730	23,438
Liquidity Services, Inc.*	6,029	47,267
LivePerson, Inc.*	15,351	97,325
LogMeIn, Inc.*	7,036	446,293
Marchex, Inc., Class B*	7,971	25,348
Marketo, Inc.*	11,597	403,808
MeetMe, Inc.*	11,440	60,975
MINDBODY, Inc., Class A* (a)	3,974	64,140
Monster Worldwide, Inc.*	24,863	59,423
New Relic, Inc.*	6,111	179,541
NIC, Inc.	17,824	391,059
Numerex Corp., Class A* (a)	3,540	26,515
Q2 Holdings, Inc.*	7,129	199,755
QuinStreet, Inc.*	9,039	32,088
Quotient Technology, Inc.* (a)	17,876	239,717
RealNetworks, Inc.*	5,890	25,386
Reis, Inc.	2,566	63,893
RetailMeNot, Inc.*	10,380	80,030
Rightside Group Ltd.* (a)	3,030	32,239
SciQuest, Inc.*	7,479	132,079
Shutterstock, Inc.* (a)	5,324	243,839
SPS Commerce, Inc.*	4,627	280,396
Stamps.com, Inc.* (a)	4,522	395,313
TechTarget, Inc.*	4,854	39,317
TrueCar, Inc.* (a)	15,084	118,409
United Online, Inc.*	3,607	39,677
Web.com Group, Inc.*	12,348	224,487
WebMD Health Corp.* (a)	10,390	603,763
Xactly Corp.*	6,392	81,882
XO Group, Inc.*	7,040	122,707

		12,107,343

Leisure Products 0.3%
Arctic Cat, Inc. (a)	3,554	60,418
Callaway Golf Co.	26,297	268,492
Escalade, Inc.	2,567	26,286
JAKKS Pacific, Inc.* (a)	4,890	38,680
Johnson Outdoors, Inc., Class A	1,294	33,256
Malibu Boats, Inc., Class A*	4,941	59,687
Marine Products Corp.	2,723	23,037
MCBC Holdings, Inc.	1,868	20,642
Nautilus, Inc.*	8,860	158,062
Performance Sports Group Ltd.* (a)	12,499	37,497

19

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Products (continued)
Smith & Wesson Holding Corp.*	15,306	$416,017
Sturm Ruger & Co., Inc.	5,163	330,484

		1,472,558

Life Sciences Tools & Services 0.6%
Accelerate Diagnostics, Inc.* (a)	6,644	95,607
Albany Molecular Research, Inc.* (a)	7,237	97,265
Cambrex Corp.*	8,913	461,070
ChromaDex Corp.* (a)	8,122	33,625
Enzo Biochem, Inc.*	10,845	64,745
Fluidigm Corp.* (a)	7,865	71,021
INC Research Holdings, Inc., Class A*	11,580	441,545
Luminex Corp.*	11,246	227,507
NanoString Technologies, Inc.*	4,108	51,761
NeoGenomics, Inc.*	14,928	120,021
Pacific Biosciences of California, Inc.* (a)	21,202	149,156
PAREXEL International Corp.*	14,721	925,656
PRA Health Sciences, Inc.*	6,788	283,467

		3,022,446

Machinery 3.1%
Actuant Corp., Class A (a)	16,389	370,555
Alamo Group, Inc.	2,619	172,775
Albany International Corp., Class A	7,870	314,249
Altra Industrial Motion Corp.	7,120	192,098
American Railcar Industries, Inc. (a)	2,370	93,544
Astec Industries, Inc.	5,301	297,651
Barnes Group, Inc.	14,090	466,661
Blue Bird Corp.* (a)	1,865	22,193
Briggs & Stratton Corp.	12,287	260,239
Chart Industries, Inc.*	8,311	200,544
CIRCOR International, Inc.	4,625	263,579
CLARCOR, Inc.	13,319	810,195
Columbus McKinnon Corp.	5,364	75,901
Douglas Dynamics, Inc.	6,409	164,904
Dynamic Materials Corp.	3,648	39,216
Energy Recovery, Inc.*	9,555	84,944
EnPro Industries, Inc.	6,046	268,382
ESCO Technologies, Inc.	7,337	293,040
ExOne Co. (The)* (a)	3,398	35,917
Federal Signal Corp.	16,824	216,693
Franklin Electric Co., Inc.	12,911	426,708
FreightCar America, Inc.	3,153	44,300
Gencor Industries, Inc.*	1,367	21,216
Global Brass & Copper Holdings, Inc.	5,870	160,192
Gorman-Rupp Co. (The)	5,174	141,819
Graham Corp.	2,668	49,145
Greenbrier Cos., Inc. (The) (a)	7,659	223,107
Hardinge, Inc.	3,078	30,965
Harsco Corp.	21,315	141,532
Hillenbrand, Inc.	16,581	498,093
Hurco Cos., Inc.	1,695	47,172
Hyster-Yale Materials Handling, Inc.	2,526	150,272

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
John Bean Technologies Corp.	8,142	$498,453
Joy Global, Inc.	27,434	579,955
Kadant, Inc.	2,913	150,049
Kennametal, Inc.	21,982	486,022
Lindsay Corp. (a)	3,019	204,869
Lydall, Inc.*	4,859	187,363
Manitowoc Co., Inc. (The) (a)	35,362	192,723
Meritor, Inc.*	24,752	178,214
Milacron Holdings Corp.*	3,790	54,993
Miller Industries, Inc.	2,894	59,587
Mueller Industries, Inc.	15,815	504,182
Mueller Water Products, Inc., Class A	44,200	504,764
Navistar International Corp.* (a)	13,603	159,019
NN, Inc. (a)	7,408	103,638
Omega Flex, Inc.	707	26,894
Proto Labs, Inc.* (a)	6,891	396,646
RBC Bearings, Inc.*	6,435	466,537
Rexnord Corp.*	23,248	456,358
SPX Corp.*	12,985	192,827
SPX FLOW, Inc.*	9,095	237,107
Standex International Corp.	3,556	293,832
Sun Hydraulics Corp.	6,474	192,213
Supreme Industries, Inc., Class A	3,545	48,566
Tennant Co.	4,918	264,933
Titan International, Inc. (a)	12,202	75,652
TriMas Corp.*	12,746	229,428
Wabash National Corp.*	18,133	230,289
Watts Water Technologies, Inc., Class A	7,749	451,457
Woodward, Inc.	14,815	853,937

		14,858,308

Marine 0.1%
Costamare, Inc.	7,126	54,657
Matson, Inc.	11,839	382,281
Scorpio Bulkers, Inc.*	10,480	29,239

		466,177

Media 1.8%
AMC Entertainment Holdings, Inc., Class A	6,029	166,461
Carmike Cinemas, Inc.*	6,900	207,828
Central European Media Enterprises Ltd., Class A* (a)	18,506	39,048
Daily Journal Corp.* (a)	288	68,253
DreamWorks Animation SKG, Inc., Class A*	21,612	883,282
E.W. Scripps Co. (The), Class A* (a)	16,513	261,566
Entercom Communications Corp., Class A	7,240	98,247
Entravision Communications Corp., Class A	18,145	121,934
Eros International PLC* (a)	8,216	133,674
Gannett Co., Inc.	32,729	451,987
Global Eagle Entertainment, Inc.*	12,637	83,910
Gray Television, Inc.*	17,906	194,280
Hemisphere Media Group, Inc.* (a)	2,602	30,704
IMAX Corp.*	16,575	488,631

20

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Liberty Braves Group* (a)	11,279	$166,315
Liberty Media Group, Series C*	19,334	367,863
Loral Space & Communications, Inc.*	3,569	125,879
MDC Partners, Inc., Class A	14,360	262,644
Media General, Inc.*	30,456	523,539
Meredith Corp.	10,491	544,588
MSG Networks, Inc., Class A*	16,543	253,770
National CineMedia, Inc.	17,480	270,590
New Media Investment Group, Inc.	10,998	198,734
New York Times Co. (The), Class A	34,898	422,266
Nexstar Broadcasting Group, Inc., Class A	8,376	398,530
Radio One, Inc., Class D*	6,396	20,403
Reading International, Inc., Class A*	4,801	59,964
Saga Communications, Inc., Class A	966	38,196
Salem Media Group, Inc.	2,950	21,299
Scholastic Corp. (a)	7,531	298,303
Sinclair Broadcast Group, Inc., Class A	18,514	552,828
Time, Inc.	28,540	469,768
Townsquare Media, Inc., Class A*	2,680	21,145
tronc, Inc.*	6,871	94,820
World Wrestling Entertainment, Inc., Class A (a)	10,017	184,413

		8,525,662

Metals & Mining 1.1%
AK Steel Holding Corp.* (a)	67,811	315,999
Allegheny Technologies, Inc. (a)	30,182	384,820
Ampco-Pittsburgh Corp.	2,249	25,436
Carpenter Technology Corp. (a)	12,825	422,327
Century Aluminum Co.* (a)	14,205	89,918
Cliffs Natural Resources, Inc.* (a)	50,665	287,271
Coeur Mining, Inc.*	42,606	454,180
Commercial Metals Co. (a)	31,835	538,011
Ferroglobe PLC	18,584	160,008
Gold Resource Corp.	13,761	49,402
Handy & Harman Ltd.*	668	17,495
Haynes International, Inc.	3,334	106,955
Hecla Mining Co. (a)	106,599	543,655
Kaiser Aluminum Corp.	4,785	432,612
Materion Corp.	5,522	136,725
Olympic Steel, Inc.	2,552	69,695
Ryerson Holding Corp.*	2,719	47,582
Schnitzer Steel Industries, Inc., Class A	7,222	127,107
Stillwater Mining Co.*	33,489	397,180
SunCoke Energy, Inc.	18,995	110,551
TimkenSteel Corp. (a)	11,109	106,869
Worthington Industries, Inc.	12,621	533,868

		5,357,666

Multiline Retail 0.2%
Big Lots, Inc. (a)	13,934	698,233
Fred’s, Inc., Class A	9,854	158,748
Ollie’s Bargain Outlet Holdings, Inc.* (a)	5,671	141,151

Common Stocks (continued)

	Shares	Market Value

Multiline Retail (continued)
Sears Holdings Corp.*	3,038	$41,347
Tuesday Morning Corp.*	12,034	84,479

		1,123,958

Multi-Utilities 0.6%
Avista Corp.	17,691	792,557
Black Hills Corp. (a)	14,413	908,596
NorthWestern Corp.	13,605	858,067
Unitil Corp.	3,797	162,018

		2,721,238

Oil, Gas & Consumable Fuels 1.9%
Abraxas Petroleum Corp.*	33,498	37,853
Adams Resources & Energy, Inc.	528	20,328
Alon USA Energy, Inc.	9,323	60,413
Ardmore Shipping Corp.	6,027	40,803
Bill Barrett Corp.*	13,699	87,537
California Resources Corp.* (a)	8,787	107,201
Callon Petroleum Co.*	33,804	379,619
Carrizo Oil & Gas, Inc.*	15,572	558,256
Clayton Williams Energy, Inc.* (a)	1,592	43,716
Clean Energy Fuels Corp.* (a)	24,220	84,043
Cobalt International Energy, Inc.* (a)	113,019	151,445
Contango Oil & Gas Co.*	4,989	61,065
CVR Energy, Inc. (a)	4,318	66,929
Delek US Holdings, Inc.	17,133	226,327
Denbury Resources, Inc.*	97,842	351,253
DHT Holdings, Inc.	24,985	125,675
Dorian LPG Ltd.*	6,602	46,544
Earthstone Energy, Inc.*	262	2,824
Eclipse Resources Corp.* (a)	13,780	46,025
EP Energy Corp., Class A* (a)	10,616	54,991
Erin Energy Corp.* (a)	3,358	8,093
Evolution Petroleum Corp.	5,909	32,322
EXCO Resources, Inc.* (a)	39,752	51,678
Frontline Ltd. (a)	18,132	142,699
GasLog Ltd. (a)	10,827	140,535
Gener8 Maritime, Inc.*	10,819	69,242
Golar LNG Ltd. (a)	24,712	383,036
Green Plains, Inc.	10,063	198,442
Isramco, Inc.* (a)	232	19,082
Jones Energy, Inc., Class A*	7,157	29,487
Matador Resources Co.* (a)	23,129	457,954
Navios Maritime Acquisition Corp.	22,206	34,863
Nordic American Tankers Ltd. (a)	24,584	341,472
Northern Oil and Gas, Inc.* (a)	13,146	60,735
Oasis Petroleum, Inc.*	50,131	468,224
Overseas Shipholding Group, Inc., Series A	9,983	109,713
Pacific Ethanol, Inc.* (a)	8,334	45,420
Panhandle Oil and Gas, Inc., Class A	4,465	74,432
Par Pacific Holdings, Inc.*	7,686	117,903
PDC Energy, Inc.*	12,874	741,671
Renewable Energy Group, Inc.* (a)	11,467	101,254

21

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
REX American Resources Corp.* (a)	1,500	$89,745
Ring Energy, Inc.*	10,093	89,020
RSP Permian, Inc.*	21,952	765,905
Sanchez Energy Corp.* (a)	13,380	94,463
Scorpio Tankers, Inc.	45,894	192,755
SemGroup Corp., Class A	12,502	407,065
Ship Finance International Ltd. (a)	16,676	245,804
Stone Energy Corp.*	1	11
Synergy Resources Corp.*	51,502	343,003
Teekay Corp.	12,116	86,387
Teekay Tankers Ltd., Class A	32,336	96,361
W&T Offshore, Inc.* (a)	9,157	21,244
Western Refining, Inc. (a)	18,981	391,578
Westmoreland Coal Co.* (a)	4,436	42,231

		9,046,676

Paper & Forest Products 0.6%
Boise Cascade Co.*	11,112	255,021
Clearwater Paper Corp.*	4,803	313,972
Deltic Timber Corp.	2,978	199,913
KapStone Paper and Packaging Corp. (a)	23,594	306,958
Louisiana-Pacific Corp.*	40,177	697,071
Neenah Paper, Inc.	4,632	335,218
P.H. Glatfelter Co.	12,071	236,109
Schweitzer-Mauduit International, Inc.	8,480	299,174

		2,643,436

Personal Products 0.3%
Avon Products, Inc.	122,417	462,736
Elizabeth Arden, Inc.*	6,703	92,233
Inter Parfums, Inc.	4,849	138,536
Lifevantage Corp.* (a)	3,769	51,259
Medifast, Inc.	3,005	99,976
Natural Health Trends Corp. (a)	2,130	60,045
Nature’s Sunshine Products, Inc.	2,743	26,141
Nutraceutical International Corp.*	2,418	55,977
Revlon, Inc., Class A*	3,355	107,964
Synutra International, Inc.*	5,251	20,006
USANA Health Sciences, Inc.*	1,489	165,919

		1,280,792

Pharmaceuticals 1.9%
AcelRx Pharmaceuticals, Inc.*	9,531	25,638
Aclaris Therapeutics, Inc.* (a)	2,476	45,732
Aerie Pharmaceuticals, Inc.* (a)	6,717	118,219
Agile Therapeutics, Inc.*	3,943	30,006
Amphastar Pharmaceuticals, Inc.*	9,937	160,185
Ampio Pharmaceuticals, Inc.* (a)	11,878	15,323
ANI Pharmaceuticals, Inc.* (a)	2,129	118,841
Aratana Therapeutics, Inc.* (a)	7,967	50,351
Axsome Therapeutics, Inc.* (a)	2,858	21,549
Bio-Path Holdings, Inc.* (a)	22,509	44,793
Catalent, Inc.*	27,841	640,065

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Cempra, Inc.* (a)	11,526	$190,064
Collegium Pharmaceutical, Inc.*	3,725	44,141
Corcept Therapeutics, Inc.* (a)	20,713	113,093
Depomed, Inc.* (a)	16,888	331,343
Dermira, Inc.*	5,858	171,347
Durect Corp.* (a)	34,753	42,399
Egalet Corp.* (a)	5,765	28,594
Endocyte, Inc.*	9,819	31,519
Flex Pharma, Inc.* (a)	2,882	29,425
Heska Corp.*	1,602	59,546
Horizon Pharma PLC*	44,982	740,854
Impax Laboratories, Inc.*	20,463	589,744
Innoviva, Inc. (a)	23,124	243,496
Intersect ENT, Inc.*	7,093	91,713
Intra-Cellular Therapies, Inc.*	9,570	371,507
Lannett Co., Inc.* (a)	7,741	184,158
Lipocine, Inc.*	4,545	13,817
Medicines Co. (The)* (a)	18,815	632,749
MyoKardia, Inc.* (a)	3,051	37,832
Nektar Therapeutics*	36,583	520,576
Neos Therapeutics, Inc.* (a)	3,729	34,605
Ocular Therapeutix, Inc.* (a)	5,426	26,859
Omeros Corp.* (a)	11,190	117,719
Pacira Pharmaceuticals, Inc.*	10,103	340,774
Paratek Pharmaceuticals, Inc.* (a)	4,132	57,476
Phibro Animal Health Corp., Class A	5,264	98,226
Prestige Brands Holdings, Inc.*	14,881	824,407
Reata Pharmaceuticals, Inc.* (a)	1,583	31,264
Relypsa, Inc.* (a)	10,508	194,398
Revance Therapeutics, Inc.* (a)	5,640	76,704
Sagent Pharmaceuticals, Inc.*	7,180	107,556
SciClone Pharmaceuticals, Inc.*	13,986	182,657
Sucampo Pharmaceuticals, Inc., Class A*	6,484	71,130
Supernus Pharmaceuticals, Inc.*	13,086	266,562
Teligent, Inc.* (a)	11,151	79,618
Tetraphase Pharmaceuticals, Inc.* (a)	9,721	41,800
TherapeuticsMD, Inc.* (a)	41,908	356,218
Theravance Biopharma, Inc.* (a)	10,465	237,451
Titan Pharmaceuticals, Inc.* (a)	5,166	28,258
WaVe Life Sciences Ltd.* (a)	2,012	41,628
XenoPort, Inc.*	15,809	111,295
Zogenix, Inc.* (a)	6,383	51,383

		9,116,607

Professional Services 1.3%
Acacia Research Corp.	13,289	58,472
Advisory Board Co. (The)*	11,514	407,480
Barrett Business Services, Inc.	1,876	77,516
CBIZ, Inc.*	14,298	148,842
CEB, Inc.	9,041	557,649
CRA International, Inc.*	2,376	59,923
Exponent, Inc.	7,320	427,561
Franklin Covey Co.*	3,130	47,983

22

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
FTI Consulting, Inc.*	11,581	$471,115
GP Strategies Corp.*	3,541	76,804
Heidrick & Struggles International, Inc.	4,881	82,391
Hill International, Inc.*	9,162	37,289
Huron Consulting Group, Inc.*	6,225	376,115
ICF International, Inc.*	5,311	217,220
IDI, Inc.* (a)	4,065	19,227
Insperity, Inc.	4,422	341,511
Kelly Services, Inc., Class A	8,155	154,700
Kforce, Inc.	6,656	112,420
Korn/Ferry International	15,993	331,055
Mistras Group, Inc.*	4,764	113,717
Navigant Consulting, Inc.*	13,827	223,306
On Assignment, Inc.*	14,246	526,390
Resources Connection, Inc.	10,084	149,042
RPX Corp.*	14,568	133,589
TriNet Group, Inc.*	11,766	244,615
TrueBlue, Inc.*	11,759	222,480
WageWorks, Inc.*	10,185	609,165

		6,227,577

Real Estate Investment Trusts (REITs) 8.9%
Acadia Realty Trust	19,781	702,621
AG Mortgage Investment Trust, Inc.	7,667	110,711
Agree Realty Corp.	6,491	313,126
Alexander’s, Inc.	587	240,218
Altisource Residential Corp.	14,757	135,617
American Assets Trust, Inc.	10,918	463,360
American Capital Mortgage Investment Corp.	13,582	214,460
Anworth Mortgage Asset Corp.	27,665	130,025
Apollo Commercial Real Estate Finance, Inc.	16,509	265,300
Apollo Residential Mortgage, Inc.	9,011	120,747
Ares Commercial Real Estate Corp.	7,872	96,747
Armada Hoffler Properties, Inc.	8,977	123,344
ARMOUR Residential REIT, Inc.	10,326	206,520
Ashford Hospitality Prime, Inc.	7,601	107,478
Ashford Hospitality Trust, Inc.	23,204	124,605
Bluerock Residential Growth REIT, Inc.	4,995	64,935
Capstead Mortgage Corp.	26,648	258,486
CareTrust REIT, Inc.	16,335	225,096
CatchMark Timber Trust, Inc., Class A	10,328	126,208
CBL & Associates Properties, Inc.	46,912	436,751
Cedar Realty Trust, Inc.	22,899	170,140
Chatham Lodging Trust	10,681	234,768
Chesapeake Lodging Trust	16,527	384,253
City Office REIT, Inc.	5,138	66,691
Colony Capital, Inc., Class A	31,434	482,512
Colony Starwood Homes	18,115	551,058
Community Healthcare Trust, Inc.	3,450	72,933
CorEnergy Infrastructure Trust, Inc.	3,114	89,839
CoreSite Realty Corp.	9,364	830,493
Cousins Properties, Inc.	58,386	607,214
CYS Investments, Inc.	43,325	362,630

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	55,219	$498,628
DuPont Fabros Technology, Inc.	20,824	989,973
Dynex Capital, Inc.	12,762	88,568
Easterly Government Properties, Inc.	6,616	130,534
EastGroup Properties, Inc.	8,846	609,666
Education Realty Trust, Inc.	18,552	855,989
Farmland Partners, Inc.	3,286	37,198
FelCor Lodging Trust, Inc.	38,372	239,058
First Industrial Realty Trust, Inc.	32,427	902,119
First Potomac Realty Trust	16,165	148,718
Four Corners Property Trust, Inc.	11,157	229,723
Franklin Street Properties Corp.	27,089	332,382
GEO Group, Inc. (The)	20,763	709,679
Getty Realty Corp.	7,460	160,017
Gladstone Commercial Corp.	6,007	101,458
Global Net Lease, Inc. (a)	47,127	374,660
Government Properties Income Trust	17,556	404,841
Gramercy Property Trust	117,727	1,085,443
Great Ajax Corp.	3,621	50,223
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,307	222,631
Hatteras Financial Corp.	26,534	435,158
Healthcare Realty Trust, Inc.	29,123	1,019,014
Hersha Hospitality Trust	11,686	200,415
Hudson Pacific Properties, Inc.	22,023	642,631
Independence Realty Trust, Inc.	11,334	92,712
InfraREIT, Inc.	11,015	193,203
Invesco Mortgage Capital, Inc.	31,390	429,729
Investors Real Estate Trust	35,206	227,783
iStar, Inc.*	20,536	196,940
Kite Realty Group Trust	23,015	645,110
Ladder Capital Corp., Class A	10,946	133,541
LaSalle Hotel Properties	29,849	703,839
Lexington Realty Trust	63,918	646,211
LTC Properties, Inc.	10,557	546,114
Mack-Cali Realty Corp.	24,913	672,651
Medical Properties Trust, Inc.	66,163	1,006,339
Monmouth Real Estate Investment Corp.	17,661	234,185
Monogram Residential Trust, Inc.	47,154	481,442
National Health Investors, Inc.	10,427	782,963
National Storage Affiliates Trust	6,876	143,158
New Residential Investment Corp.	62,814	869,346
New Senior Investment Group, Inc.	21,626	230,966
New York Mortgage Trust, Inc.	30,154	183,939
New York REIT, Inc.	46,039	425,861
NexPoint Residential Trust, Inc.	5,028	91,510
NorthStar Realty Europe Corp.	16,267	150,470
One Liberty Properties, Inc.	3,699	88,221
Orchid Island Capital, Inc.	5,949	61,215
Owens Realty Mortgage, Inc.	2,719	45,244
Parkway Properties, Inc.	22,612	378,299
Pebblebrook Hotel Trust	19,775	519,094
Pennsylvania Real Estate Investment Trust	19,306	414,114

23

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
PennyMac Mortgage Investment Trust	18,640	$302,527
Physicians Realty Trust	37,763	793,401
Potlatch Corp.	11,482	391,536
Preferred Apartment Communities, Inc., Class A	6,382	93,943
PS Business Parks, Inc.	5,508	584,289
QTS Realty Trust, Inc., Class A	13,082	732,330
RAIT Financial Trust	23,185	72,569
Ramco-Gershenson Properties Trust	22,255	436,421
Redwood Trust, Inc.	21,608	298,406
Resource Capital Corp.	8,641	111,123
Retail Opportunity Investments Corp.	27,791	602,231
Rexford Industrial Realty, Inc.	18,359	387,191
RLJ Lodging Trust	34,128	732,046
Rouse Properties, Inc.	10,647	194,308
Ryman Hospitality Properties, Inc.	12,141	614,942
Sabra Health Care REIT, Inc.	18,030	372,049
Saul Centers, Inc.	2,657	163,963
Select Income REIT	17,785	462,232
Seritage Growth Properties	6,947	346,238
Silver Bay Realty Trust Corp.	9,556	162,739
STAG Industrial, Inc.	19,186	456,819
Summit Hotel Properties, Inc.	24,965	330,537
Sunstone Hotel Investors, Inc.	60,560	730,959
Terreno Realty Corp.	12,427	321,486
Tier REIT, Inc.	13,119	201,114
UMH Properties, Inc.	6,746	75,893
United Development Funding IV	7,908	25,306
Universal Health Realty Income Trust	3,163	180,860
Urban Edge Properties	25,103	749,576
Urstadt Biddle Properties, Inc., Class A	7,002	173,510
Washington Real Estate Investment Trust	20,604	648,202
Western Asset Mortgage Capital Corp.	11,868	111,441
Whitestone REIT	7,049	106,299
WP Glimcher, Inc.	51,574	577,113
Xenia Hotels & Resorts, Inc.	29,156	489,238

		42,414,648

Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	13,077	472,603
Altisource Portfolio Solutions SA*	3,287	91,510
AV Homes, Inc.* (a)	3,390	41,426
Consolidated-Tomoka Land Co. (a)	1,132	53,736
Forestar Group, Inc.*	9,459	112,467
FRP Holdings, Inc.*	1,755	60,547
HFF, Inc., Class A	10,047	290,157
Kennedy-Wilson Holdings, Inc.	23,133	438,602
Marcus & Millichap, Inc.*	4,038	102,606
RE/MAX Holdings, Inc., Class A	4,935	198,683
RMR Group, Inc. (The), Class A	1,992	61,692
St. Joe Co. (The)*	14,043	248,842
Stratus Properties, Inc.*	1,635	30,624

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development (continued)
Tejon Ranch Co.* (a)	3,645	$86,168
Trinity Place Holdings, Inc.* (a)	4,227	32,506

		2,322,169

Road & Rail 0.4%
ArcBest Corp.	7,053	114,611
Celadon Group, Inc. (a)	7,089	57,917
Covenant Transportation Group, Inc., Class A*	3,228	58,330
Heartland Express, Inc. (a)	12,884	224,053
Knight Transportation, Inc.	18,613	494,734
Marten Transport Ltd.	6,344	125,611
PAM Transportation Services, Inc.*	769	12,219
Roadrunner Transportation Systems, Inc.*	7,839	58,479
Saia, Inc.*	6,757	169,871
Swift Transportation Co.* (a)	20,910	322,223
Universal Logistics Holdings, Inc.	2,002	25,826
USA Truck, Inc.*	2,412	42,234
Werner Enterprises, Inc.	12,231	280,946
YRC Worldwide, Inc.*	8,704	76,595

		2,063,649

Semiconductors & Semiconductor Equipment 3.1%
Acacia Communications, Inc.*	1,474	58,872
Advanced Energy Industries, Inc.*	11,056	419,686
Advanced Micro Devices, Inc.*	183,023	940,738
Alpha & Omega Semiconductor Ltd.*	5,016	69,873
Ambarella, Inc.* (a)	8,944	454,445
Amkor Technology, Inc.*	27,983	160,902
Applied Micro Circuits Corp.*	21,493	137,985
Axcelis Technologies, Inc.*	32,382	87,108
Brooks Automation, Inc.	18,917	212,249
Cabot Microelectronics Corp.	6,636	280,968
Cavium, Inc.*	15,724	606,946
CEVA, Inc.*	5,457	148,267
Cirrus Logic, Inc.*	17,322	671,920
Cohu, Inc.	7,295	79,151
Diodes, Inc.*	10,625	199,644
DSP Group, Inc.*	5,765	61,167
Entegris, Inc.*	39,525	571,927
Exar Corp.*	10,947	88,123
Fairchild Semiconductor International, Inc.*	31,866	632,540
FormFactor, Inc.*	19,012	170,918
GigPeak, Inc.*	12,749	24,988
Inphi Corp.*	11,233	359,793
Integrated Device Technology, Inc.*	37,651	757,915
Intersil Corp., Class A	37,476	507,425
IXYS Corp.	6,638	68,039
Kopin Corp.*	17,193	38,168
Lattice Semiconductor Corp.*	32,797	175,464
MACOM Technology Solutions Holdings, Inc.*	6,506	214,568
MaxLinear, Inc., Class A*	15,616	280,776

24

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Microsemi Corp.*	31,811	$1,039,583
MKS Instruments, Inc.	14,949	643,704
Monolithic Power Systems, Inc.	10,833	740,111
Nanometrics, Inc.*	6,413	133,326
NeoPhotonics Corp.*	8,570	81,672
NVE Corp.	1,325	77,711
PDF Solutions, Inc.*	7,403	103,568
Photronics, Inc.*	18,540	165,191
Power Integrations, Inc.	7,693	385,188
Rambus, Inc.* (a)	30,521	368,694
Rudolph Technologies, Inc.*	8,502	132,036
Semtech Corp.*	18,412	439,310
Sigma Designs, Inc.*	9,595	61,696
Silicon Laboratories, Inc.*	11,559	563,386
Synaptics, Inc.*	10,373	557,549
Tessera Technologies, Inc.	13,762	421,668
Ultra Clean Holdings, Inc.*	8,947	50,908
Ultratech, Inc.*	6,101	140,140
Veeco Instruments, Inc.*	11,444	189,513
Xcerra Corp.*	15,035	86,451

		14,861,970

Software 4.0%
A10 Networks, Inc.*	12,175	78,772
ACI Worldwide, Inc.*	32,144	627,129
American Software, Inc., Class A	6,500	68,120
Aspen Technology, Inc.*	23,126	930,590
AVG Technologies NV*	11,525	218,860
Barracuda Networks, Inc.*	6,112	92,536
Blackbaud, Inc.	13,188	895,465
Bottomline Technologies de, Inc.* (a)	11,493	247,444
BroadSoft, Inc.* (a)	8,312	341,041
Callidus Software, Inc.*	15,498	309,650
CommVault Systems, Inc.*	10,840	468,180
Digimarc Corp.* (a)	2,360	75,426
Ebix, Inc. (a)	7,042	337,312
Ellie Mae, Inc.*	8,232	754,463
EnerNOC, Inc.* (a)	8,013	50,642
Epiq Systems, Inc.	6,716	98,054
Exa Corp.*	3,761	54,346
Fair Isaac Corp.	8,659	978,554
Fleetmatics Group PLC*	10,954	474,637
Gigamon, Inc.*	9,073	339,239
Globant SA* (a)	7,173	282,258
Glu Mobile, Inc.* (a)	31,232	68,710
Guidance Software, Inc.*	6,144	38,031
HubSpot, Inc.*	8,051	349,574
Imperva, Inc.*	8,003	344,209
Infoblox, Inc.*	15,768	295,808
Interactive Intelligence Group, Inc.* (a)	5,016	205,606
Jive Software, Inc.*	15,854	59,611
Majesco*	1,607	8,533
Mentor Graphics Corp.	29,910	635,887

Common Stocks (continued)

	Shares	Market Value

Software (continued)
MicroStrategy, Inc., Class A*	2,655	$464,678
Mitek Systems, Inc.* (a)	8,175	58,124
MobileIron, Inc.*	13,135	40,062
Model N, Inc.*	6,405	85,507
Monotype Imaging Holdings, Inc.	11,312	278,615
Park City Group, Inc.* (a)	3,543	31,781
Paycom Software, Inc.* (a)	12,286	530,878
Paylocity Holding Corp.* (a)	6,011	259,675
Pegasystems, Inc.	10,074	271,494
Progress Software Corp.*	14,063	386,170
Proofpoint, Inc.* (a)	11,415	720,172
PROS Holdings, Inc.*	7,002	122,045
QAD, Inc., Class A	2,776	53,493
Qlik Technologies, Inc.*	26,213	775,380
Qualys, Inc.*	7,598	226,496
Rapid7, Inc.* (a)	5,431	68,322
RealPage, Inc.*	15,103	337,250
RingCentral, Inc., Class A*	16,314	321,712
Rosetta Stone, Inc.*	5,169	40,060
Rovi Corp.*	22,723	355,388
Rubicon Project, Inc. (The)*	10,378	141,660
Sapiens International Corp. NV	6,605	77,345
SecureWorks Corp., Class A*	1,624	22,898
Silver Spring Networks, Inc.*	10,518	127,794
Synchronoss Technologies, Inc.*	11,528	367,282
Take-Two Interactive Software, Inc.*	23,188	879,289
Tangoe, Inc.*	7,921	61,150
Telenav, Inc.*	8,919	45,487
TiVo, Inc.*	26,393	261,291
TubeMogul, Inc.* (a)	6,106	72,661
Varonis Systems, Inc.* (a)	2,974	71,435
VASCO Data Security International, Inc.* (a)	8,404	137,742
Verint Systems, Inc.*	17,343	574,574
VirnetX Holding Corp.* (a)	12,912	51,648
Workiva, Inc.* (a)	6,049	82,629
Xura, Inc.*	6,644	162,313
Zedge, Inc., Class B*	1	3
Zendesk, Inc.*	22,660	597,771
Zix Corp.*	15,845	59,419

		18,950,380

Specialty Retail 2.6%
Aaron’s, Inc.	18,339	401,441
Abercrombie & Fitch Co., Class A	18,971	337,873
American Eagle Outfitters, Inc. (a)	46,604	742,402
America’s Car-Mart, Inc.* (a)	2,409	68,030
Asbury Automotive Group, Inc.*	5,598	295,238
Ascena Retail Group, Inc.* (a)	48,413	338,407
Barnes & Noble Education, Inc.*	11,115	112,817
Barnes & Noble, Inc.	17,572	199,442
Big 5 Sporting Goods Corp.	5,100	47,277
Boot Barn Holdings, Inc.*	3,977	34,282
Buckle, Inc. (The) (a)	7,835	203,632

25

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Build-A-Bear Workshop, Inc.*	4,002	$53,707
Caleres, Inc.	12,104	293,038
Cato Corp. (The), Class A	7,292	275,054
Chico’s FAS, Inc.	36,519	391,118
Children’s Place, Inc. (The)	5,237	419,903
Citi Trends, Inc.	4,166	64,698
Conn’s, Inc.* (a)	6,291	47,308
Container Store Group, Inc. (The)* (a)	3,978	21,282
Destination XL Group, Inc.*	9,136	41,751
DSW, Inc., Class A	18,761	397,358
Express, Inc.*	20,882	302,998
Finish Line, Inc. (The), Class A	11,762	237,475
Five Below, Inc.*	14,965	694,526
Francesca’s Holdings Corp.*	11,356	125,484
Genesco, Inc.*	5,746	369,525
GNC Holdings, Inc., Class A	19,141	464,935
Group 1 Automotive, Inc.	5,780	285,301
Guess?, Inc. (a)	17,160	258,258
Haverty Furniture Cos., Inc.	5,383	97,055
Hibbett Sports, Inc.* (a)	6,386	222,169
Kirkland’s, Inc.*	4,499	66,045
Lithia Motors, Inc., Class A	6,630	471,194
Lumber Liquidators Holdings, Inc.* (a)	7,040	108,557
MarineMax, Inc.* (a)	6,946	117,874
Mattress Firm Holding Corp.* (a)	4,720	158,356
Monro Muffler Brake, Inc.	8,753	556,341
Office Depot, Inc.*	154,294	510,713
Outerwall, Inc. (a)	4,685	196,770
Party City Holdco, Inc.*	7,495	104,255
Pier 1 Imports, Inc. (a)	23,207	119,284
Rent-A-Center, Inc.	14,899	182,960
Restoration Hardware Holdings, Inc.* (a)	10,804	309,859
Sears Hometown and Outlet Stores, Inc.*	2,837	19,121
Select Comfort Corp.*	12,913	276,080
Shoe Carnival, Inc.	4,082	102,295
Sonic Automotive, Inc., Class A	7,915	135,426
Sportsman’s Warehouse Holdings, Inc.*	7,246	58,403
Stage Stores, Inc. (a)	8,895	43,407
Stein Mart, Inc.	8,193	63,250
Tailored Brands, Inc. (a)	13,484	170,707
Tile Shop Holdings, Inc.*	9,076	180,431
Tilly’s, Inc., Class A*	2,796	16,189
Vitamin Shoppe, Inc.* (a)	7,061	215,855
West Marine, Inc.*	4,594	38,544
Winmark Corp.	644	64,187
Zumiez, Inc.* (a)	5,144	73,611

		12,203,498

Technology Hardware, Storage & Peripherals 0.6%
3D Systems Corp.* (a)	29,858	408,756
Avid Technology, Inc.*	9,016	52,383
CPI Card Group, Inc. (a)	4,244	21,262
Cray, Inc.*	11,216	335,583

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals (continued)
Diebold, Inc.	16,695	$414,537
Eastman Kodak Co.* (a)	4,380	70,430
Electronics For Imaging, Inc.*	13,130	565,115
Immersion Corp.* (a)	7,545	55,380
Nimble Storage, Inc.* (a)	17,421	138,671
Pure Storage, Inc., Class A* (a)	16,905	184,265
Silicon Graphics International Corp.*	10,622	53,429
Stratasys Ltd.* (a)	13,854	317,118
Super Micro Computer, Inc.* (a)	10,780	267,883
USA Technologies, Inc.*	9,766	41,701

		2,926,513

Textiles, Apparel & Luxury Goods 1.0%
Columbia Sportswear Co.	7,537	433,679
Crocs, Inc.*	20,317	229,176
Culp, Inc.	2,790	77,088
Deckers Outdoor Corp.*	8,946	514,574
Delta Apparel, Inc.*	1,951	43,995
Fossil Group, Inc.*	11,708	334,029
G-III Apparel Group Ltd.*	11,998	548,549
Iconix Brand Group, Inc.* (a)	12,003	81,140
Movado Group, Inc.	4,311	93,462
Oxford Industries, Inc.	4,230	239,503
Perry Ellis International, Inc.*	3,147	63,318
Sequential Brands Group, Inc.* (a)	10,888	86,886
Steven Madden Ltd.*	17,179	587,178
Superior Uniform Group, Inc.	2,189	41,788
Tumi Holdings, Inc.*	15,841	423,588
Unifi, Inc.*	4,358	118,668
Vera Bradley, Inc.*	5,826	82,554
Vince Holding Corp.* (a)	7,693	42,158
Wolverine World Wide, Inc.	27,097	550,611

		4,591,944

Thrifts & Mortgage Finance 1.9%
Astoria Financial Corp.	25,557	391,789
Bank Mutual Corp.	12,056	92,590
BankFinancial Corp.	5,013	60,106
Bear State Financial, Inc.	4,865	45,877
Beneficial Bancorp, Inc.*	19,009	241,794
BofI Holding, Inc.* (a)	16,920	299,653
Capitol Federal Financial, Inc.	35,712	498,182
Charter Financial Corp.	4,078	54,156
Clifton Bancorp, Inc.	6,268	94,459
Dime Community Bancshares, Inc.	8,670	147,477
ESSA Bancorp, Inc.	2,063	27,644
Essent Group Ltd.*	20,810	453,866
EverBank Financial Corp.	28,644	425,650
Federal Agricultural Mortgage Corp., Class C	2,468	85,936
First Defiance Financial Corp.	2,489	96,698
Flagstar Bancorp, Inc.*	5,835	142,432
Fox Chase Bancorp, Inc.	3,248	66,064
Greene County Bancorp, Inc.	680	11,064

26

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Hingham Institution for Savings	342	$42,039
Home Bancorp, Inc.	1,526	41,919
HomeStreet, Inc.*	7,022	139,878
Impac Mortgage Holdings, Inc.* (a)	2,151	33,728
Kearny Financial Corp./MD	25,948	326,426
Lake Sunapee Bank Group	2,061	35,264
LendingTree, Inc.* (a)	1,676	148,041
Meridian Bancorp, Inc.	13,652	201,777
Meta Financial Group, Inc.	2,279	116,138
MGIC Investment Corp.*	95,294	566,999
Nationstar Mortgage Holdings, Inc.* (a)	9,639	108,535
NMI Holdings, Inc., Class A*	13,777	75,498
Northfield Bancorp, Inc.	11,907	176,581
Northwest Bancshares, Inc.	26,873	398,527
OceanFirst Financial Corp.	5,850	106,294
Ocwen Financial Corp.* (a)	28,668	49,022
Oritani Financial Corp.	10,911	174,467
PennyMac Financial Services, Inc., Class A*	3,934	49,136
PHH Corp.*	14,660	195,271
Provident Bancorp, Inc.*	1,146	17,671
Provident Financial Holdings, Inc.	1,686	30,854
Provident Financial Services, Inc.	17,113	336,099
Radian Group, Inc.	60,085	626,086
SI Financial Group, Inc.	2,754	36,463
Southern Missouri Bancorp, Inc. (a)	1,569	36,919
Territorial Bancorp, Inc.	2,299	60,854
TrustCo Bank Corp.	25,205	161,564
United Community Financial Corp.	13,379	81,344
United Financial Bancorp, Inc.	14,199	184,303
Walker & Dunlop, Inc.*	7,706	175,543
Washington Federal, Inc.	25,379	615,694
Waterstone Financial, Inc.	7,283	111,648
Westfield Financial, Inc.	3,971	30,577
WSFS Financial Corp.	8,261	265,922

		8,992,518

Tobacco 0.2%
Alliance One International, Inc.*	2,242	34,527
Turning Point Brands, Inc.*	1,623	16,668
Universal Corp.	6,245	360,586
Vector Group Ltd. (a)	24,656	552,788

		964,569

Trading Companies & Distributors 1.0%
Aircastle Ltd.	13,474	263,551
Applied Industrial Technologies, Inc. (a)	10,185	459,751
Beacon Roofing Supply, Inc.*	16,682	758,531
BMC Stock Holdings, Inc.*	15,361	273,733
CAI International, Inc.*	4,330	32,475
DXP Enterprises, Inc.*	3,386	50,553
GATX Corp. (a)	11,402	501,346
GMS, Inc.* (a)	1,961	43,632
H&E Equipment Services, Inc.	8,476	161,298

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Kaman Corp.	7,564	$321,621
Lawson Products, Inc.*	1,912	37,972
MRC Global, Inc.*	26,183	372,060
Neff Corp., Class A*	2,820	30,823
NOW, Inc.* (a)	29,732	539,339
Real Industry, Inc.*	7,255	56,371
Rush Enterprises, Inc., Class A*	8,585	185,007
Rush Enterprises, Inc., Class B*	1,513	31,455
SiteOne Landscape Supply, Inc.*	3,246	110,332
TAL International Group, Inc.	9,128	122,407
Textainer Group Holdings Ltd. (a)	6,496	72,365
Titan Machinery, Inc.* (a)	4,581	51,078
Univar, Inc.*	11,974	226,428
Veritiv Corp.*	2,143	80,534
Willis Lease Finance Corp.* (a)	1,215	27,010

		4,809,672

Transportation Infrastructure 0.1%
Wesco Aircraft Holdings, Inc.* (a)	15,539	208,533

Water Utilities 0.4%
American States Water Co.	10,352	453,625
Artesian Resources Corp., Class A	2,024	68,654
California Water Service Group	13,265	463,346
Connecticut Water Service, Inc.	3,010	169,162
Consolidated Water Co., Ltd. (a)	4,111	53,690
Global Water Resources, Inc.* (a)	2,172	19,114
Middlesex Water Co.	4,505	195,427
SJW Corp.	4,551	179,218
York Water Co. (The) (a)	3,507	112,364

		1,714,600

Wireless Telecommunication Services 0.2%
Boingo Wireless, Inc.*	10,206	91,037
NII Holdings, Inc.*	14,782	47,007
Shenandoah Telecommunications Co.	12,943	505,554
Spok Holdings, Inc.	5,862	112,345

		755,943

Total Common Stocks (cost $396,690,408)		455,249,179

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp. CVR*	37,889	42,057

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc. CVR* (b)	16,402	49,206

Total Rights (cost $—)		91,263

27

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Repurchase Agreements 10.4%

	Principal Amount	Market Value

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,000,049, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $4,080,000. (c)(d)	$4,000,000	$4,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $3,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $3,060,000. (c)(d)	3,000,000	3,000,000
Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $18,082,995, collateralized by U.S. Government Agency Securities, ranging from 2.00% -11.50%, maturing 07/01/16 - 02/20/61; total market value $18,360,000. (c)(d)(e)	18,000,000	18,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $9,389,845, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $9,577,525. (c)(d)	9,389,731	9,389,731
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $2,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $2,040,034. (c)(d)	2,000,000	2,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $4,000,412, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 -06/16/48; total market value $4,080,420. (c)(d)	4,000,000	4,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $4,000,047, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $4,080,000. (c)(d)	4,000,000	4,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $5,000,360, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $5,100,183. (c)(d)	$5,000,000	$5,000,000

Total Repurchase Agreements (cost $49,389,731)		49,389,731

Total Investments (cost $446,080,139) (f) — 105.9%		504,730,173

Liabilities in excess of other assets — (5.9%)		(28,151,427)

NET ASSETS — 100.0%		$476,578,746

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $64,679,133, which was collateralized by repurchase agreements with a total value of $49,389,731 and $16,511,869 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.25%, and maturity dates ranging from 07/14/16 - 02/15/46, a total value of $65,901,600.

(b)	Fair valued security.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $49,389,731.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	The repurchase agreement has a daily put feature.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

28

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund (Continued)

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
182	Russell 2000 Mini Future	09/16/16	$20,882,680	$(419,364)

At June 30, 2016 the fund had $983,400 segregated as collateral with the broker for open future contracts.

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund
Assets:
Investments, at value* (cost $396,690,408)	$455,340,442
Repurchase agreements, at value (cost $49,389,731)	49,389,731

Total Investments, at value (total cost $446,080,139)	504,730,173

Cash	19,083,502
Deposits with broker for futures contracts	983,400
Dividends receivable	583,426
Security lending income receivable	85,224
Receivable for investments sold	298,379
Receivable for capital shares issued	273,538
Receivable for variation margin on futures contracts	333,057
Prepaid expenses	2,762

Total Assets	526,373,461

Liabilities:
Payable for investments purchased	193,476
Payable for capital shares redeemed	33,992
Payable upon return of securities loaned (Note 2)	49,389,731
Accrued expenses and other payables:
Investment advisory fees	75,770
Fund administration fees	14,850
Distribution fees	10,560
Administrative servicing fees	2,243
Accounting and transfer agent fees	1,569
Custodian fees	2,656
Compliance program costs (Note 3)	478
Professional fees	19,381
Printing fees	10,568
Other	39,441

Total Liabilities	49,794,715

Net Assets	$476,578,746

Represented by:
Capital	$345,270,143
Accumulated undistributed net investment income	4,028,501
Accumulated net realized gains from investments and futures transactions	69,049,432
Net unrealized appreciation/(depreciation) from investments	58,650,034
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(419,364)

Net Assets	$476,578,746

*	Includes value of securities on loan of $64,679,133 (Note 2).

30

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund
Net Assets:
Class II Shares	$52,119,166
Class Y Shares	424,459,580

Total	$476,578,746

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	4,274,075
Class Y Shares	34,645,235

Total	38,919,310

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.19
Class Y Shares	$12.25

The accompanying notes are an integral part of these financial statements.

31

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$3,430,717
Income from securities lending (Note 2)	607,499
Interest income	31,852
Foreign tax withholding	(1,078)

Total Income	4,068,990

EXPENSES:
Investment advisory fees	421,924
Fund administration fees	86,665
Distribution fees Class II Shares	57,024
Administrative servicing fees Class II Shares	34,215
Professional fees	23,500
Printing fees	10,396
Trustee fees	7,329
Custodian fees	8,005
Accounting and transfer agent fees	4,592
Compliance program costs (Note 3)	974
Miscellaneous fee	63,182
Other	1,986

Total expenses before fees waived and expenses reimbursed	719,792

Administrative servicing fees waived – Class II (Note 3)	(15,967)
Expenses reimbursed by adviser (Note 3)	(6,694)

Net Expenses	697,131

NET INVESTMENT INCOME	3,371,859

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,078,983
Net realized gains from futures transactions (Note 2)	1,371,052

Net realized gains from investments and futures transactions	13,450,035

Net change in unrealized appreciation/(depreciation) from investments	(5,363,963)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(321,796)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(5,685,759)

Net realized/unrealized gains from investments and futures transactions	7,764,276

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,136,135

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$3,371,859	$6,478,548
Net realized gains from investments and futures transactions	13,450,035	64,626,385
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(5,685,759)	(87,426,368)

Change in net assets resulting from operations	11,136,135	(16,321,435)

Distributions to Shareholders From:
Net investment income:
Class II	–	(514,489)
Class Y	–	(5,803,593)
Net realized gains:
Class II	–	(3,488,604)
Class Y	–	(33,529,984)

Change in net assets from shareholder distributions	–	(43,336,670)

Change in net assets from capital transactions	7,341,457	(36,780,371)

Change in net assets	18,477,592	(96,438,476)

Net Assets:
Beginning of period	458,101,154	554,539,630

End of period	$476,578,746	$458,101,154

Accumulated undistributed net investment income at end of period	$4,028,501	$656,642

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$8,805,059	$27,901,136
Dividends reinvested	–	4,003,093
Cost of shares redeemed	(4,014,003)	(6,044,143)

Total Class II Shares	4,791,056	25,860,086

Class Y Shares
Proceeds from shares issued	15,053,284	31,327,424
Dividends reinvested	–	39,333,577
Cost of shares redeemed	(12,502,883)	(133,301,458)

Total Class Y Shares	2,550,401	(62,640,457)

Change in net assets from capital transactions	$7,341,457	$(36,780,371)

33

Statements of Changes in Net Assets (Continued)

	NVIT Small Cap Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class II Shares
Issued	768,030	2,054,239
Reinvested	–	330,310
Redeemed	(360,147)	(470,880)

Total Class II Shares	407,883	1,913,669

Class Y Shares
Issued	1,312,353	2,347,653
Reinvested	–	3,231,665
Redeemed	(1,030,682)	(9,180,315)

Total Class Y Shares	281,671	(3,600,997)

Total change in shares	689,554	(1,687,328)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

34

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$11.95	0.07	0.17	0.24	–	–	–	$12.19	2.01%		$52,119,166	0.61%	1.23%	0.68%	13.99%
Year Ended December 31, 2015	$13.86	0.14	(0.81)	(0.67)	(0.14)	(1.10)	(1.24)	$11.95	(4.88%	)	$46,201,177	0.60%	1.03%	0.67%	21.66%
Year Ended December 31, 2014	$14.01	0.13	0.48	0.61	(0.12)	(0.64)	(0.76)	$13.86	4.55%		$27,068,648	0.60%	0.93%	0.67%	20.63%
Period Ended December 31, 2013 (f)	$11.20	0.11	2.88	2.99	(0.18)	–	(0.18)	$14.01	26.80%		$10,733,829	0.57%	1.28%	0.64%	14.32%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$11.99	0.09	0.17	0.26	–	–	–	$12.25	2.17%		$424,459,580	0.28%	1.55%	0.28%	13.99%
Year Ended December 31, 2015	$13.89	0.18	(0.81)	(0.63)	(0.17)	(1.10)	(1.27)	$11.99	(4.54%	)	$411,899,977	0.27%	1.32%	0.27%	21.66%
Year Ended December 31, 2014	$14.02	0.17	0.49	0.66	(0.15)	(0.64)	(0.79)	$13.89	4.92%		$527,470,982	0.27%	1.20%	0.27%	20.63%
Year Ended December 31, 2013	$10.25	0.17	3.79	3.96	(0.19)	–	(0.19)	$14.02	38.75%		$517,203,818	0.26%	1.36%	0.26%	14.32%
Year Ended December 31, 2012	$8.95	0.19	1.28	1.47	(0.17)	–	(0.17)	$10.25	16.46%		$432,970,994	0.26%	1.93%	0.26%	15.42%
Year Ended December 31, 2011	$9.43	0.11	(0.50)	(0.39)	(0.09)	–	(0.09)	$8.95	(4.15%	)	$399,080,567	0.25%	1.16%	0.27%	29.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

35

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

37

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$6,751,358	$—	$—	$6,751,358
Air Freight & Logistics	2,194,997	—	—	2,194,997
Airlines	1,801,066	—	—	1,801,066
Auto Components	4,966,495	—	—	4,966,495
Automobiles	176,851	—	—	176,851
Banks	44,605,198	—	—	44,605,198
Beverages	1,066,310	—	—	1,066,310
Biotechnology	21,157,005	—	—	21,157,005
Building Products	5,539,447	—	—	5,539,447
Capital Markets	5,669,737	—	—	5,669,737
Chemicals	11,049,133	—	—	11,049,133
Commercial Services & Supplies	10,815,828	—	—	10,815,828
Communications Equipment	7,706,517	—	—	7,706,517
Construction & Engineering	4,078,679	—	—	4,078,679
Construction Materials	1,004,433	—	—	1,004,433
Consumer Finance	2,317,009	—	—	2,317,009
Containers & Packaging	651,068	—	—	651,068
Distributors	647,090	—	—	647,090
Diversified Consumer Services	4,410,920	—	—	4,410,920
Diversified Financial Services	592,151	—	—	592,151
Diversified Telecommunication Services	3,514,465	—	—	3,514,465
Electric Utilities	5,873,818	—	—	5,873,818
Electrical Equipment	3,166,611	—	—	3,166,611
Electronic Equipment, Instruments & Components	12,451,595	—	—	12,451,595
Energy Equipment & Services	4,694,354	—	—	4,694,354
Food & Staples Retailing	2,955,905	—	—	2,955,905
Food Products	6,709,771	—	—	6,709,771
Gas Utilities	6,341,951	—	—	6,341,951
Health Care Equipment & Supplies	14,785,827	—	—	14,785,827
Health Care Providers & Services	11,263,023	—	—	11,263,023
Health Care Technology	2,559,136	—	—	2,559,136
Hotels, Restaurants & Leisure	14,903,613	—	—	14,903,613
Household Durables	5,990,382	—	—	5,990,382
Household Products	1,318,810	—	—	1,318,810
Independent Power and Renewable Electricity Producers	2,902,032	—	—	2,902,032
Industrial Conglomerates	189,684	—	—	189,684
Information Technology Services	9,423,454	—	—	9,423,454
Insurance	10,493,054	—	—	10,493,054
Internet & Catalog Retail	2,759,352	—	—	2,759,352
Internet Software & Services	12,107,343	—	—	12,107,343
Leisure Products	1,472,558	—	—	1,472,558
Life Sciences Tools & Services	3,022,446	—	—	3,022,446
Machinery	14,858,308	—	—	14,858,308
Marine	466,177	—	—	466,177
Media	8,525,662	—	—	8,525,662
Metals & Mining	5,357,666	—	—	5,357,666
Multiline Retail	1,123,958	—	—	1,123,958
Multi-Utilities	2,721,238	—	—	2,721,238

38

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$9,046,676	$—	$—	$9,046,676
Paper & Forest Products	2,643,436	—	—	2,643,436
Personal Products	1,280,792	—	—	1,280,792
Pharmaceuticals	9,116,607	—	—	9,116,607
Professional Services	6,227,577	—	—	6,227,577
Real Estate Investment Trusts (REITs)	42,389,342	25,306	—	42,414,648
Real Estate Management & Development	2,322,169	—	—	2,322,169
Road & Rail	2,063,649	—	—	2,063,649
Semiconductors & Semiconductor Equipment	14,861,970	—	—	14,861,970
Software	18,950,380	—	—	18,950,380
Specialty Retail	12,203,498	—	—	12,203,498
Technology Hardware, Storage & Peripherals	2,926,513	—	—	2,926,513
Textiles, Apparel & Luxury Goods	4,591,944	—	—	4,591,944
Thrifts & Mortgage Finance	8,992,518	—	—	8,992,518
Tobacco	964,569	—	—	964,569
Trading Companies & Distributors	4,809,672	—	—	4,809,672
Transportation Infrastructure	208,533	—	—	208,533
Water Utilities	1,714,600	—	—	1,714,600
Wireless Telecommunication Services	755,943	—	—	755,943
Total Common Stocks	$455,223,873	$25,306	$—	$455,249,179
Repurchase Agreements	—	49,389,731	—	49,389,731
Rights	—	42,057	49,206	91,263
Total Assets	$455,223,873	$49,457,094	$49,206	$504,730,173

Liabilities:
Futures Contracts	$(419,364)	$—	$—	$(419,364)
Total Liabilities	$(419,364)	$—	$—	$(419,364)
Total	$454,804,509	$49,457,094	$49,206	$504,310,809

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Right	Total
Balance as of 12/31/15	$13,756	$41,333	$55,089
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	(29,932)	—	(29,932)
Change in Net Appreciation/(Depreciation)	18,334	7,873	26,207
Purchases*	—	—	—
Sales	(2,158)	—	(2,158)
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 06/30/16	$—	$49,206	$49,206
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 06/30/16**	$—	$7,873	$7,873

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

39

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

40

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(419,364)
Total		$(419,364)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,371,052
Total	$1,371,052

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(321,796)
Total	$(321,796)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have

41

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $49,389,731, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

42

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $376,729,063, collateralized by U.S. Government Agency Securities, ranging from 2.00% – 11.50%, maturing 07/01/16 – 02/20/61; total market value $382,500,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,350,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$4,000,000	$—	$4,000,000	$(4,000,000)	$—
BNP Paribas Securities Corp.	3,000,000	—	3,000,000	(3,000,000)	—
Citigroup Global Markets, Inc.	18,000,000	—	18,000,000	(18,000,000)	—
ML Pierce Fenner & Smith, Inc.	9,389,731	—	9,389,731	(9,389,731)	—
Natixis New York Branch	2,000,000	—	2,000,000	(2,000,000)	—

43

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Natixis New York Branch	$4,000,000	$—	$4,000,000	$(4,000,000)	$—
Nomura Securities International, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$49,389,731	$—	$49,389,731	$(49,389,731)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax. For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

44

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of

45

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $86,665 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

46

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $974.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2017.

For the six months ended June 30, 2016, the effective rate for administrative services fees before contractual fee waivers was 0.15%, and after contractual fee waivers was 0.08% for Class II shares.

For the six months ended June 30, 2016, the Fund’s total administrative services fees were $34,215. During the six months ended June 30, 2016, the waiver of such administrative services fees by NFS amounted to $15,967 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $69,972,592 and sales of $61,020,658 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In

47

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $0 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$453,624,498	$100,410,258	$(49,304,583)	$51,105,675

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

48

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

49

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) was equal to or exceeded that of its benchmark index. The Trustees further noted that the performance of each Index Fund (before expenses and exclusive of securities lending revenue) other than NVIT Small Cap Index and NVIT S&P 500 Index Fund was equal to or exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of its Broadridge expense group with the exception of NVIT Mid Cap Index Fund which was ranked in the second quintile of its

50

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge expense group with respect to its actual advisory fee rate. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-    -    -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

51

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

52

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

53

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

54

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

55

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

56

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

57

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

58

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

59

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

60

Semiannual Report

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund

SAR-SPX 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]	Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT S&P 500 Index Fund

Asset Allocation†

Common Stocks	96.7%
Repurchase Agreements	0.7%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries††

Pharmaceuticals	6.3%
Oil, Gas & Consumable Fuels	6.2%
Banks	5.2%
Software	4.2%
Internet Software & Services	4.1%
Information Technology Services	3.7%
Technology Hardware, Storage & Peripherals	3.6%
Real Estate Investment Trusts (REITs)	3.2%
Diversified Telecommunication Services	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Other Industries*	57.8%
100.0%

Top Holdings††

Apple, Inc.	2.9%
Microsoft Corp.	2.2%
Exxon Mobil Corp.	2.1%
Johnson & Johnson	1.8%
General Electric Co.	1.6%
Amazon.com, Inc.	1.5%
Berkshire Hathaway, Inc., Class B	1.5%
AT&T, Inc.	1.5%
Facebook, Inc., Class A	1.4%
Verizon Communications, Inc.	1.2%
Other Holdings*	82.3%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,036.50	1.27	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.62	1.26	0.25
Class II Shares	Actual	(a)	1,000.00	1,035.20	2.53	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.38	2.51	0.50
Class IV Shares	Actual	(a)	1,000.00	1,036.40	1.37	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.52	1.36	0.27
Class Y Shares	Actual	(a)	1,000.00	1,037.20	0.86	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.02	0.86	0.17

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund

Common Stocks 96.7%

	Shares	Market Value

Aerospace & Defense 2.5%
Boeing Co. (The)	93,093	$12,089,988
General Dynamics Corp.	44,655	6,217,762
Honeywell International, Inc.	119,085	13,851,967
L-3 Communications Holdings, Inc.	12,046	1,767,028
Lockheed Martin Corp.	40,667	10,092,329
Northrop Grumman Corp.	28,009	6,225,841
Raytheon Co.	46,283	6,292,174
Rockwell Collins, Inc.	20,298	1,728,172
Textron, Inc.	41,976	1,534,643
TransDigm Group, Inc.*	8,319	2,193,637
United Technologies Corp.	120,410	12,348,045

		74,341,586

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	22,173	1,646,345
Expeditors International of Washington, Inc.	28,188	1,382,340
FedEx Corp.	38,786	5,886,939
United Parcel Service, Inc., Class B	106,835	11,508,266

		20,423,890

Airlines 0.5%
Alaska Air Group, Inc.	19,313	1,125,755
American Airlines Group, Inc.	89,831	2,543,116
Delta Air Lines, Inc.	120,507	4,390,070
Southwest Airlines Co.	98,768	3,872,693
United Continental Holdings, Inc.*	52,152	2,140,318

		14,071,952

Auto Components 0.3%
BorgWarner, Inc.	33,844	999,075
Delphi Automotive PLC	42,960	2,689,296
Goodyear Tire & Rubber Co. (The)	41,336	1,060,682
Johnson Controls, Inc.	100,342	4,441,137

		9,190,190

Automobiles 0.5%
Ford Motor Co.	603,480	7,585,744
General Motors Co.	217,558	6,156,891
Harley-Davidson, Inc. (a)	28,486	1,290,416

		15,033,051

Banks 5.0%
Bank of America Corp.	1,598,321	21,209,720
BB&T Corp.	125,350	4,463,713
Citigroup, Inc.	456,345	19,344,465
Citizens Financial Group, Inc.	81,701	1,632,386
Comerica, Inc.	27,070	1,113,389
Fifth Third Bancorp	121,238	2,132,576
Huntington Bancshares, Inc.	123,064	1,100,192
JPMorgan Chase & Co.	568,127	35,303,412
KeyCorp	129,345	1,429,262
M&T Bank Corp.	24,627	2,911,650
People’s United Financial, Inc. (a)	47,664	698,754

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
PNC Financial Services Group, Inc. (The)	77,567	$6,313,178
Regions Financial Corp.	199,345	1,696,426
SunTrust Banks, Inc.	78,170	3,211,224
U.S. Bancorp	252,787	10,194,900
Wells Fargo & Co.	718,241	33,994,347
Zions Bancorporation	31,301	786,594

		147,536,188

Beverages 2.3%
Brown-Forman Corp., Class B	15,557	1,551,966
Coca-Cola Co. (The)	605,154	27,431,631
Constellation Brands, Inc., Class A	27,226	4,503,180
Dr. Pepper Snapple Group, Inc.	29,001	2,802,367
Molson Coors Brewing Co., Class B	28,455	2,877,654
Monster Beverage Corp.*	21,884	3,516,978
PepsiCo, Inc.	223,738	23,702,804

		66,386,580

Biotechnology 2.3%
Alexion Pharmaceuticals, Inc.*	34,874	4,071,888
Amgen, Inc.	116,418	17,712,999
Biogen, Inc.*	33,849	8,185,365
Celgene Corp.*	120,996	11,933,836
Gilead Sciences, Inc.	207,005	17,268,357
Regeneron Pharmaceuticals, Inc.*	12,086	4,220,794
Shire PLC, ADR	–	27
Vertex Pharmaceuticals, Inc.*	38,140	3,280,803

		66,674,069

Building Products 0.1%
Allegion PLC	14,876	1,032,841
Fortune Brands Home & Security, Inc.	23,815	1,380,555
Masco Corp.	51,690	1,599,289

		4,012,685

Capital Markets 1.7%
Affiliated Managers Group, Inc.*	8,358	1,176,556
Ameriprise Financial, Inc.	26,156	2,350,117
Bank of New York Mellon Corp. (The)	166,525	6,469,496
BlackRock, Inc.	19,541	6,693,379
Charles Schwab Corp. (The)	186,010	4,707,913
E*TRADE Financial Corp.*	43,761	1,027,946
Franklin Resources, Inc.	57,795	1,928,619
Goldman Sachs Group, Inc. (The)	60,046	8,921,635
Invesco Ltd.	64,458	1,646,257
Legg Mason, Inc.	16,673	491,687
Morgan Stanley	236,473	6,143,568
Northern Trust Corp.	33,319	2,207,717
State Street Corp.	61,920	3,338,726
T. Rowe Price Group, Inc.	38,417	2,803,288

		49,906,904

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals 2.0%
Air Products & Chemicals, Inc.	30,043	$4,267,308
Albemarle Corp.	17,432	1,382,532
CF Industries Holdings, Inc.	36,080	869,528
Dow Chemical Co. (The)	174,536	8,676,185
E.I. du Pont de Nemours & Co.	134,929	8,743,399
Eastman Chemical Co.	22,881	1,553,620
Ecolab, Inc.	41,237	4,890,708
FMC Corp.	20,580	953,060
International Flavors & Fragrances, Inc.	12,363	1,558,603
LyondellBasell Industries NV, Class A	53,521	3,983,033
Monsanto Co.	68,164	7,048,839
Mosaic Co. (The)	54,567	1,428,564
PPG Industries, Inc.	41,294	4,300,770
Praxair, Inc.	44,091	4,955,388
Sherwin-Williams Co. (The)	12,141	3,565,447

		58,176,984

Commercial Services & Supplies 0.4%
Cintas Corp.	13,558	1,330,446
Pitney Bowes, Inc.	29,653	527,823
Republic Services, Inc.	36,835	1,890,004
Stericycle, Inc.*	13,155	1,369,699
Tyco International PLC	65,728	2,800,013
Waste Management, Inc.	64,155	4,251,552

		12,169,537

Communications Equipment 1.0%
Cisco Systems, Inc.	778,930	22,347,502
F5 Networks, Inc.*	10,643	1,211,599
Harris Corp.	19,296	1,610,058
Juniper Networks, Inc.	54,487	1,225,413
Motorola Solutions, Inc.	24,558	1,620,091

		28,014,663

Construction & Engineering 0.1%
Fluor Corp.	21,504	1,059,717
Jacobs Engineering Group, Inc.*	18,968	944,796
Quanta Services, Inc.*	24,658	570,093

		2,574,606

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,958	1,911,936
Vulcan Materials Co.	20,616	2,481,342

		4,393,278

Consumer Finance 0.7%
American Express Co.	126,843	7,706,981
Capital One Financial Corp.	79,592	5,054,888
Discover Financial Services	64,115	3,435,923
Navient Corp.	53,066	634,139
Synchrony Financial*	129,070	3,262,889

		20,094,820

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.3%
Avery Dennison Corp.	13,844	$1,034,839
Ball Corp. (a)	27,016	1,952,986
International Paper Co.	63,644	2,697,233
Owens-Illinois, Inc.*	24,738	445,531
Sealed Air Corp.	30,338	1,394,638
WestRock Co.	39,294	1,527,358

		9,052,585

Distributors 0.1%
Genuine Parts Co.	23,144	2,343,330
LKQ Corp.*	47,378	1,501,883

		3,845,213

Diversified Consumer Services 0.0%†
H&R Block, Inc.	36,524	840,052

Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B*	291,219	42,165,599
CME Group, Inc.	52,384	5,102,201
Intercontinental Exchange, Inc.	18,403	4,710,432
Leucadia National Corp.	51,587	894,003
Moody’s Corp.	26,247	2,459,606
Nasdaq, Inc.	17,758	1,148,410
S&P Global, Inc.	41,114	4,409,888

		60,890,139

Diversified Telecommunication Services 2.8%
AT&T, Inc.	956,392	41,325,698
CenturyLink, Inc.	84,184	2,442,178
Frontier Communications Corp. (a)	180,285	890,608
Level 3 Communications, Inc.*	44,742	2,303,765
Verizon Communications, Inc.	633,321	35,364,645

		82,326,894

Electric Utilities 2.2%
Alliant Energy Corp.	35,276	1,400,457
American Electric Power Co., Inc.	76,011	5,327,611
Duke Energy Corp.	106,556	9,141,439
Edison International	50,433	3,917,131
Entergy Corp.	27,630	2,247,701
Eversource Energy	49,099	2,941,030
Exelon Corp.	142,397	5,177,555
FirstEnergy Corp.	65,578	2,289,328
NextEra Energy, Inc.	71,297	9,297,129
PG&E Corp.	76,286	4,876,201
Pinnacle West Capital Corp.	17,183	1,392,854
PPL Corp.	104,308	3,937,627
Southern Co. (The)	145,885	7,823,813
Xcel Energy, Inc.	78,566	3,518,185

		63,288,061

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.5%
Acuity Brands, Inc.	6,773	$1,679,433
AMETEK, Inc.	36,460	1,685,546
Eaton Corp. PLC	71,034	4,242,861
Emerson Electric Co.	99,549	5,192,476
Rockwell Automation, Inc.	20,344	2,335,898

		15,136,214

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp., Class A	47,682	2,733,609
Corning, Inc.	167,129	3,422,802
FLIR Systems, Inc.	21,293	659,018
TE Connectivity Ltd.	55,589	3,174,688

		9,990,117

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	67,777	3,058,776
Diamond Offshore Drilling, Inc. (a)	9,693	235,831
FMC Technologies, Inc.*	35,124	936,757
Halliburton Co.	132,865	6,017,456
Helmerich & Payne, Inc. (a)	16,720	1,122,414
National Oilwell Varco, Inc.	58,171	1,957,454
Schlumberger Ltd.	215,225	17,019,993
Transocean Ltd. (a)	51,722	614,974

		30,963,655

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	68,074	10,690,341
CVS Health Corp.	166,887	15,977,761
Kroger Co. (The)	148,240	5,453,750
Sysco Corp.	81,279	4,124,096
Walgreens Boots Alliance, Inc.	133,585	11,123,623
Wal-Mart Stores, Inc.	237,400	17,334,948
Whole Foods Market, Inc. (a)	50,248	1,608,941

		66,313,460

Food Products 1.8%
Archer-Daniels-Midland Co.	92,152	3,952,399
Campbell Soup Co.	27,835	1,851,863
ConAgra Foods, Inc.	67,200	3,212,832
General Mills, Inc.	91,845	6,550,385
Hershey Co. (The)	22,202	2,519,705
Hormel Foods Corp.	41,834	1,531,124
J.M. Smucker Co. (The)	18,527	2,823,700
Kellogg Co.	39,037	3,187,371
Kraft Heinz Co. (The)	92,039	8,143,611
McCormick & Co., Inc., Non-Voting Shares	17,859	1,905,020
Mead Johnson Nutrition Co.	28,862	2,619,226
Mondelez International, Inc., Class A	242,846	11,051,921
Tyson Foods, Inc., Class A	45,369	3,030,196

		52,379,353

Gas Utilities 0.0%†
AGL Resources, Inc.	18,635	1,229,351

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 2.4%
Abbott Laboratories	228,046	$8,964,488
Baxter International, Inc.	84,192	3,807,162
Becton, Dickinson and Co.	32,788	5,560,517
Boston Scientific Corp.*	208,713	4,877,623
C.R. Bard, Inc.	11,414	2,684,116
Dentsply Sirona, Inc.	37,348	2,317,070
Edwards Lifesciences Corp.*	33,218	3,312,831
Hologic, Inc.*	38,222	1,322,481
Intuitive Surgical, Inc.*	5,787	3,827,580
Medtronic PLC	217,662	18,886,532
St. Jude Medical, Inc.	43,902	3,424,356
Stryker Corp.	48,497	5,811,396
Varian Medical Systems, Inc.*	14,784	1,215,688
Zimmer Biomet Holdings, Inc.	30,934	3,723,835

		69,735,675

Health Care Providers & Services 2.7%
Aetna, Inc.	54,116	6,609,187
AmerisourceBergen Corp.	28,520	2,262,207
Anthem, Inc.	40,456	5,313,491
Cardinal Health, Inc.	50,978	3,976,794
Centene Corp.*	26,306	1,877,459
Cigna Corp.	39,591	5,067,252
DaVita HealthCare Partners, Inc.*	25,650	1,983,258
Express Scripts Holding Co.*	97,953	7,424,837
HCA Holdings, Inc.*	47,314	3,643,651
Henry Schein, Inc.*	12,684	2,242,531
Humana, Inc.	22,957	4,129,505
Laboratory Corp. of America Holdings*	15,743	2,050,841
McKesson Corp.	35,384	6,604,424
Patterson Cos., Inc.	12,929	619,170
Quest Diagnostics, Inc.	22,098	1,798,998
UnitedHealth Group, Inc.	147,791	20,868,089
Universal Health Services, Inc., Class B	13,991	1,876,193

		78,347,887

Health Care Technology 0.1%
Cerner Corp.*	46,843	2,745,000

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	69,756	3,083,215
Chipotle Mexican Grill, Inc.* (a)	4,651	1,873,237
Darden Restaurants, Inc. (a)	17,865	1,131,569
Marriott International, Inc., Class A (a)	29,428	1,955,785
McDonald’s Corp.	136,397	16,414,015
Royal Caribbean Cruises Ltd.	26,250	1,762,687
Starbucks Corp.	228,798	13,068,942
Starwood Hotels & Resorts Worldwide, Inc.	26,123	1,931,796
Wyndham Worldwide Corp.	17,416	1,240,542
Wynn Resorts Ltd.	12,601	1,142,154
Yum! Brands, Inc.	63,266	5,246,017

		48,849,959

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables 0.5%
D.R. Horton, Inc.	50,942	$1,603,654
Garmin Ltd. (a)	18,208	772,383
Harman International Industries, Inc.	11,013	790,954
Leggett & Platt, Inc.	21,005	1,073,565
Lennar Corp., Class A (a)	27,880	1,285,268
Mohawk Industries, Inc.*	9,846	1,868,377
Newell Brands, Inc.	70,703	3,434,045
PulteGroup, Inc.	49,182	958,557
Whirlpool Corp.	11,956	1,992,348

		13,779,151

Household Products 2.0%
Church & Dwight Co., Inc.	20,081	2,066,134
Clorox Co. (The)	20,038	2,773,059
Colgate-Palmolive Co.	138,189	10,115,435
Kimberly-Clark Corp.	55,865	7,680,320
Procter & Gamble Co. (The)	413,751	35,032,297

		57,667,245

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	102,122	1,274,482
NRG Energy, Inc.	48,743	730,658

		2,005,140

Industrial Conglomerates 2.5%
3M Co.	94,271	16,508,738
Danaher Corp.	92,539	9,346,439
General Electric Co.	1,429,329	44,995,277
Roper Technologies, Inc.	15,645	2,668,411

		73,518,865

Information Technology Services 3.5%
Accenture PLC, Class A	97,196	11,011,335
Alliance Data Systems Corp.*	9,174	1,797,370
Automatic Data Processing, Inc.	70,810	6,505,315
Cognizant Technology Solutions Corp., Class A*	94,287	5,396,988
CSRA, Inc.	21,094	494,232
Fidelity National Information Services, Inc.	42,737	3,148,862
Fiserv, Inc.*	34,509	3,752,163
Global Payments, Inc.	23,852	1,702,556
International Business Machines Corp.	136,838	20,769,272
MasterCard, Inc., Class A	151,779	13,365,659
Paychex, Inc. (a)	49,726	2,958,697
PayPal Holdings, Inc.*	172,227	6,288,008
Teradata Corp.*	20,423	512,004
Total System Services, Inc.	26,085	1,385,374
Visa, Inc., Class A	295,958	21,951,205
Western Union Co. (The) (a)	77,693	1,490,152
Xerox Corp.	147,382	1,398,655

		103,927,847

Common Stocks (continued)

	Shares	Market Value

Insurance 2.6%
Aflac, Inc.	65,013	$4,691,338
Allstate Corp. (The)	58,558	4,096,132
American International Group, Inc.	173,909	9,198,047
Aon PLC	41,807	4,566,579
Arthur J. Gallagher & Co.	27,393	1,303,907
Assurant, Inc.	10,027	865,430
Chubb Ltd.	72,187	9,435,563
Cincinnati Financial Corp.	22,895	1,714,607
Hartford Financial Services Group, Inc. (The)	61,403	2,725,065
Lincoln National Corp.	37,299	1,446,082
Loews Corp.	41,455	1,703,386
Marsh & McLennan Cos., Inc.	80,682	5,523,490
MetLife, Inc.	169,755	6,761,342
Principal Financial Group, Inc.	41,982	1,725,880
Progressive Corp. (The)	90,450	3,030,075
Prudential Financial, Inc.	69,038	4,925,171
Torchmark Corp.	17,457	1,079,192
Travelers Cos., Inc. (The)	45,660	5,435,366
Unum Group	36,974	1,175,403
Willis Towers Watson PLC	21,388	2,658,742
XL Group PLC	45,168	1,504,546

		75,565,343

Internet & Catalog Retail 2.1%
Amazon.com, Inc.*	60,107	43,013,771
Expedia, Inc.	18,342	1,949,755
Netflix, Inc.*	66,264	6,061,831
Priceline Group, Inc. (The)*	7,681	9,589,037
TripAdvisor, Inc.*	17,634	1,133,866

		61,748,260

Internet Software & Services 4.0%
Akamai Technologies, Inc.*	27,360	1,530,245
Alphabet, Inc., Class A*	45,646	32,113,330
Alphabet, Inc., Class C*	45,999	31,835,908
eBay, Inc.*	164,299	3,846,240
Facebook, Inc., Class A*	359,296	41,060,347
VeriSign, Inc.* (a)	14,912	1,289,291
Yahoo!, Inc.*	134,834	5,064,365

		116,739,726

Leisure Products 0.1%
Hasbro, Inc.	17,386	1,460,250
Mattel, Inc.	52,631	1,646,824

		3,107,074

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	50,737	2,250,693
Illumina, Inc.*	22,755	3,194,347
PerkinElmer, Inc.	16,995	890,878
Thermo Fisher Scientific, Inc.	61,339	9,063,450
Waters Corp.*	12,578	1,769,096

		17,168,464

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 1.2%
Caterpillar, Inc.	90,139	$6,833,438
Cummins, Inc.	25,095	2,821,682
Deere & Co. (a)	46,370	3,757,825
Dover Corp.	23,995	1,663,333
Flowserve Corp.	20,134	909,453
Illinois Tool Works, Inc.	50,678	5,278,620
Ingersoll-Rand PLC	39,758	2,531,789
PACCAR, Inc.	54,388	2,821,105
Parker-Hannifin Corp.	20,913	2,259,650
Pentair PLC	28,241	1,646,168
Snap-on, Inc.	8,993	1,419,275
Stanley Black & Decker, Inc.	23,581	2,622,679
Xylem, Inc.	27,629	1,233,635

		35,798,652

Media 2.6%
CBS Corp. Non-Voting Shares, Class B	65,294	3,554,605
Comcast Corp., Class A	376,601	24,550,619
Discovery Communications, Inc., Class A* (a)	22,585	569,820
Discovery Communications, Inc., Class C*	36,839	878,610
Interpublic Group of Cos., Inc. (The)	62,247	1,437,906
News Corp., Class A	58,819	667,596
News Corp., Class B (a)	15,178	177,127
Omnicom Group, Inc.	37,087	3,022,220
Scripps Networks Interactive, Inc., Class A	14,685	914,435
TEGNA, Inc.	34,011	788,035
Time Warner, Inc.	122,310	8,994,677
Twenty-First Century Fox, Inc., Class A	170,324	4,607,264
Twenty-First Century Fox, Inc., Class B	66,272	1,805,912
Viacom, Inc., Class B	53,629	2,223,995
Walt Disney Co. (The)	232,349	22,728,379

		76,921,200

Metals & Mining 0.3%
Alcoa, Inc. (a)	203,528	1,886,704
Freeport-McMoRan, Inc.	193,776	2,158,665
Newmont Mining Corp.	81,910	3,204,319
Nucor Corp.	49,215	2,431,713

		9,681,401

Multiline Retail 0.6%
Dollar General Corp.	45,035	4,233,290
Dollar Tree, Inc.*	36,345	3,425,153
Kohl’s Corp.	29,383	1,114,203
Macy’s, Inc.	48,032	1,614,355
Nordstrom, Inc. (a)	19,874	756,206
Target Corp.	91,591	6,394,884

		17,538,091

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities 1.2%
Ameren Corp.	37,558	$2,012,358
CenterPoint Energy, Inc.	66,603	1,598,472
CMS Energy Corp.	42,904	1,967,577
Consolidated Edison, Inc.	47,283	3,803,445
Dominion Resources, Inc.	95,770	7,463,356
DTE Energy Co.	27,782	2,753,752
NiSource, Inc.	49,378	1,309,505
Public Service Enterprise Group, Inc.	78,392	3,653,851
SCANA Corp.	22,123	1,673,826
Sempra Energy	36,500	4,161,730
TECO Energy, Inc.	36,453	1,007,561
WEC Energy Group, Inc.	48,861	3,190,623

		34,596,056

Oil, Gas & Consumable Fuels 6.1%
Anadarko Petroleum Corp.	78,703	4,190,935
Apache Corp.	58,558	3,259,924
Cabot Oil & Gas Corp.	70,904	1,825,069
Chesapeake Energy Corp.*	78,798	337,255
Chevron Corp.	292,956	30,710,578
Cimarex Energy Co.	14,678	1,751,379
Columbia Pipeline Group, Inc.	61,796	1,575,180
Concho Resources, Inc.*	19,990	2,384,207
ConocoPhillips	191,354	8,343,034
Devon Energy Corp.	81,441	2,952,236
EOG Resources, Inc.	85,118	7,100,544
EQT Corp.	26,840	2,078,221

Exxon Mobil Corp.	644,493	60,414,774
Hess Corp.	40,990	2,463,499
Kinder Morgan, Inc.	283,250	5,302,440
Marathon Oil Corp.	130,588	1,960,126
Marathon Petroleum Corp.	81,920	3,109,683
Murphy Oil Corp. (a)	25,032	794,766
Newfield Exploration Co.*	30,670	1,355,001
Noble Energy, Inc.	66,382	2,381,122
Occidental Petroleum Corp.	118,237	8,933,988
ONEOK, Inc.	32,505	1,542,362
Phillips 66	72,666	5,765,320
Pioneer Natural Resources Co.	25,273	3,821,530
Range Resources Corp. (a)	26,251	1,132,468
Southwestern Energy Co.*	59,343	746,535
Spectra Energy Corp.	103,943	3,807,432
Tesoro Corp.	18,467	1,383,548
Valero Energy Corp.	72,813	3,713,463
Williams Cos., Inc. (The)	105,655	2,285,318

		177,421,937

Personal Products 0.1%
Estee Lauder Cos., Inc. (The), Class A	34,351	3,126,628

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 6.2%
AbbVie, Inc. (b)	251,418	$15,565,288
Allergan PLC*	61,494	14,210,649
Bristol-Myers Squibb Co.	258,419	19,006,717
Eli Lilly & Co.	150,669	11,865,184
Endo International PLC*	31,644	493,330
Johnson & Johnson	427,126	51,810,384
Mallinckrodt PLC*	17,324	1,052,953
Merck & Co., Inc.	429,587	24,748,507
Mylan NV*	66,368	2,869,752
Perrigo Co. PLC	22,662	2,054,764
Pfizer, Inc.	942,583	33,188,347
Zoetis, Inc.	70,800	3,360,168

		180,226,043

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	5,537	674,628
Equifax, Inc.	18,375	2,359,350
Nielsen Holdings PLC	56,016	2,911,152
Robert Half International, Inc.	20,302	774,724
Verisk Analytics, Inc., Class A*	23,930	1,940,244

		8,660,098

Real Estate Investment Trusts (REITs) 3.1%
American Tower Corp.	65,616	7,454,634
Apartment Investment & Management Co., Class A	24,224	1,069,732
AvalonBay Communities, Inc.	21,207	3,825,531
Boston Properties, Inc.	23,775	3,135,922
Crown Castle International Corp.	51,665	5,240,381
Digital Realty Trust, Inc.	22,714	2,475,599
Equinix, Inc.	10,666	4,135,528
Equity Residential	56,521	3,893,166
Essex Property Trust, Inc.	10,126	2,309,639
Extra Space Storage, Inc.	19,358	1,791,389
Federal Realty Investment Trust	10,785	1,785,457
General Growth Properties, Inc.	90,148	2,688,213
HCP, Inc.	72,061	2,549,518
Host Hotels & Resorts, Inc.	116,447	1,887,606
Iron Mountain, Inc.	37,314	1,486,217
Kimco Realty Corp.	64,039	2,009,544
Macerich Co. (The)	19,625	1,675,779
Prologis, Inc.	81,231	3,983,568
Public Storage	22,798	5,826,941
Realty Income Corp.	38,763	2,688,602
Simon Property Group, Inc.	47,895	10,388,426
SL Green Realty Corp.	15,488	1,649,007
UDR, Inc.	41,350	1,526,642
Ventas, Inc.	52,021	3,788,169
Vornado Realty Trust	27,439	2,747,193
Welltower, Inc.	54,973	4,187,293
Weyerhaeuser Co.	116,119	3,456,863

		89,656,559

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	45,012	$1,191,918

Road & Rail 0.8%
CSX Corp.	149,088	3,888,215
J.B. Hunt Transport Services, Inc.	13,791	1,116,106
Kansas City Southern	16,795	1,513,062
Norfolk Southern Corp.	46,159	3,929,516
Ryder System, Inc.	8,061	492,849
Union Pacific Corp.	131,018	11,431,320

		22,371,068

Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	47,989	2,718,097
Applied Materials, Inc.	169,296	4,058,025
Broadcom Ltd.	57,397	8,919,494
First Solar, Inc.*	11,519	558,441
Intel Corp.	731,236	23,984,541
KLA-Tencor Corp.	24,096	1,765,032
Lam Research Corp. (a)	24,596	2,067,540
Linear Technology Corp.	37,049	1,723,890
Microchip Technology, Inc. (a)	32,867	1,668,329
Micron Technology, Inc.*	160,590	2,209,718
NVIDIA Corp.	79,114	3,719,149
Qorvo, Inc.*	19,985	1,104,371
QUALCOMM, Inc.	228,301	12,230,085
Skyworks Solutions, Inc.	29,669	1,877,454
Texas Instruments, Inc.	155,606	9,748,716
Xilinx, Inc.	39,556	1,824,718

		80,177,600

Software 4.0%
Activision Blizzard, Inc.	78,503	3,111,074
Adobe Systems, Inc.*	77,138	7,389,049
Autodesk, Inc.*	34,879	1,888,349
CA, Inc.	45,804	1,503,745
Citrix Systems, Inc.*	23,835	1,908,945
Electronic Arts, Inc.*	47,879	3,627,313
Intuit, Inc.	39,754	4,436,944
Microsoft Corp.	1,222,034	62,531,480
Oracle Corp.	483,752	19,799,969
Red Hat, Inc.*	28,269	2,052,329
salesforce.com, Inc.*	98,943	7,857,064
Software (continued)
Symantec Corp.	94,411	1,939,202

		118,045,463

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 2.5%
Advance Auto Parts, Inc.	11,350	$1,834,500
AutoNation, Inc.* (a)	11,453	538,062
AutoZone, Inc.*	4,676	3,711,996
Bed Bath & Beyond, Inc.*	25,322	1,094,417
Best Buy Co., Inc.	43,610	1,334,466
CarMax, Inc.* (a)	30,298	1,485,511
Foot Locker, Inc.	21,247	1,165,610
Gap, Inc. (The) (a)	35,028	743,294
Home Depot, Inc. (The)	193,316	24,684,520
L Brands, Inc.	39,426	2,646,667
Lowe’s Cos., Inc.	137,681	10,900,205
O’Reilly Automotive, Inc.*	15,045	4,078,700
Ross Stores, Inc.	62,692	3,554,009
Signet Jewelers Ltd.	12,311	1,014,550
Staples, Inc.	99,958	861,638
Tiffany & Co.	17,267	1,047,071
TJX Cos., Inc. (The)	103,638	8,003,963
Tractor Supply Co.	20,702	1,887,608
Ulta Salon Cosmetics & Fragrance, Inc.*	9,861	2,402,534
Urban Outfitters, Inc.*	13,148	361,570

		73,350,891

Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	851,513	81,404,643
EMC Corp.	301,387	8,188,685
Hewlett Packard Enterprise Co.	258,273	4,718,648
HP, Inc.	267,273	3,354,276
NetApp, Inc.	44,748	1,100,353
Seagate Technology PLC (a)	45,884	1,117,734
Western Digital Corp.	43,458	2,053,825

		101,938,164

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	42,985	1,751,209
Hanesbrands, Inc.	60,628	1,523,582
Michael Kors Holdings Ltd.*	27,775	1,374,307
NIKE, Inc., Class B	206,975	11,425,020
PVH Corp.	12,685	1,195,308
Ralph Lauren Corp.	8,999	806,490
Under Armour, Inc., Class A* (a)	28,118	1,128,375
Under Armour, Inc., Class C*	28,318	1,030,760
VF Corp.	52,565	3,232,222

		23,467,273

Tobacco 1.8%
Altria Group, Inc.	303,072	20,899,845
Philip Morris International, Inc.	241,132	24,527,947
Reynolds American, Inc.	128,146	6,910,914

		52,338,706

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	44,661	1,982,502
United Rentals, Inc.*	14,082	944,902
W.W. Grainger, Inc. (a)	8,791	1,997,755

		4,925,159

Common Stocks (continued)

	Shares	Market Value

Water Utilities 0.1%
American Water Works Co., Inc.	27,555	$2,328,673

Total Common Stocks (cost $1,769,393,055)		2,827,923,293

Repurchase Agreements 0.7%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $3,000,037, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $3,060,000. (c)(d)	$3,000,000	3,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $3,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $3,060,000. (c)(d)	3,000,000	3,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,431,576, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $4,520,152. (c)(d)	4,431,522	4,431,522
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $3,000,309, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $3,060,315. (c)(d)	3,000,000	3,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $3,000,035, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $3,060,000. (c)(d)	3,000,000	3,000,000

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $3,000,216, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $3,060,110. (c)(d)	$3,000,000	$3,000,000

Total Repurchase Agreements (cost $19,431,522)		19,431,522

Total Investments (cost $1,788,824,577) (e) — 97.4%		2,847,354,815
Other assets in excess of liabilities — 2.6%		74,863,696

NET ASSETS — 100.0%		$2,922,218,511

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $30,458,563, which was collateralized by repurchase agreements with a total value of $19,431,522 and $11,499,317 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00%-6.25%, and maturity dates ranging from 07/14/16 - 11/15/45, a total market value of $30,930,839.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $19,431,522.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt
Ltd.	Limited
NV	Public Traded Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
948	S&P 500 E-Mini	09/16/16	$99,075,480	$(394,194)

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund
Assets:
Investments, at value* (cost $1,769,393,055)	$2,827,923,293
Repurchase agreements, at value (cost $19,431,522)	19,431,522

Total Investments, at value (total cost $1,788,824,577)	2,847,354,815

Cash	94,828,399
Dividends receivable	3,181,793
Security lending income receivable	7,359
Receivable for capital shares issued	1,512,000
Reclaims receivable	9,962
Receivable for variation margin on futures contracts	2,941,819
Prepaid expenses	18,885

Total Assets	2,949,855,032

Liabilities:
Payable for investments purchased	3,150,314
Payable for capital shares redeemed	4,487,242
Payable upon return of securities loaned (Note 2)	19,431,522
Accrued expenses and other payables:
Investment advisory fees	273,831
Fund administration fees	66,828
Distribution fees	71,236
Administrative servicing fees	38,518
Accounting and transfer agent fees	625
Custodian fees	18,381
Compliance program costs (Note 3)	3,097
Professional fees	18,719
Printing fees	12,739
Other	63,469

Total Liabilities	27,636,521

Net Assets	$2,922,218,511

Represented by:
Capital	$1,774,553,421
Accumulated undistributed net investment income	32,959,499
Accumulated net realized gains from investments and futures transactions	56,569,547
Net unrealized appreciation/(depreciation) from investments	1,058,530,238
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(394,194)

Net Assets	$2,922,218,511

*	Includes value of securities on loan of $30,458,563 (Note 2).

15

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund
Net Assets:
Class I Shares	$59,050,066
Class II Shares	353,450,430
Class IV Shares	163,920,576
Class Y Shares	2,345,797,439

Total	$2,922,218,511

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,074,424
Class II Shares	24,506,317
Class IV Shares	11,296,296
Class Y Shares	161,671,634

Total	201,548,671

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.49
Class II Shares	$14.42
Class IV Shares	$14.51
Class Y Shares	$14.51

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$32,186,142
Interest income	210,989
Income from securities lending (Note 2)	141,248
Foreign tax withholding	(7,471)

Total Income	32,530,908

EXPENSES:
Investment advisory fees	1,670,355
Fund administration fees	409,229
Distribution fees Class II Shares	390,738
Administrative servicing fees Class I Shares	39,826
Administrative servicing fees Class II Shares	234,445
Administrative servicing fees Class IV Shares	79,349
Professional fees	70,079
Printing fees	13,136
Trustee fees	47,262
Custodian fees	53,105
Accounting and transfer agent fees	1,993
Compliance program costs (Note 3)	6,447
Miscellaneous fee	171,340
Other	11,997

Total expenses before fees waived	3,199,301

Administrative servicing fees voluntarily waived - Class I (Note 3)	(18,586)
Administrative servicing fees voluntarily waived - Class II (Note 3)	(109,408)

Net Expenses	3,071,307

NET INVESTMENT INCOME	29,459,601

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	63,705,717
Net realized gains from futures transactions (Note 2)	6,429,563

Net realized gains from investments and futures transactions	70,135,280

Net change in unrealized appreciation/(depreciation) from investments	11,027,546
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	209,401

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	11,236,947

Net realized/unrealized gains from investments and futures transactions	81,372,227

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$110,831,828

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$29,459,601	$59,872,707
Net realized gains from investments and futures transactions	70,135,280	53,048,977
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	11,236,947	(72,357,633)

Change in net assets resulting from operations	110,831,828	40,564,051

Distributions to Shareholders From:
Net investment income:
Class I	–	(868,540)
Class II	–	(5,060,916)
Class IV	–	(3,068,499)
Class Y	–	(48,856,861)
Net realized gains:
Class I	–	(416,703)
Class II	–	(3,975,423)
Class IV	–	(2,444,802)
Class Y	–	(36,975,818)

Change in net assets from shareholder distributions	–	(101,667,562)

Change in net assets from capital transactions	(192,454,560)	90,591,591

Change in net assets	(81,622,732)	29,488,080

Net Assets:
Beginning of period	3,003,841,243	2,974,353,163

End of period	$2,922,218,511	$3,003,841,243

Accumulated undistributed net investment income at end of period	$32,959,499	$3,499,898

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$52,741,416	$59,211,189
Dividends reinvested	–	1,285,243
Cost of shares redeemed	(44,735,744)	(20,565,283)

Total Class I Shares	8,005,672	39,931,149

Class II Shares
Proceeds from shares issued	58,137,107	137,256,065
Dividends reinvested	–	9,036,339
Cost of shares redeemed	(17,349,806)	(14,157,446)

Total Class II Shares	40,787,301	132,134,958

Class IV Shares
Proceeds from shares issued	1,551,768	3,292,789
Dividends reinvested	–	5,513,301
Cost of shares redeemed	(7,879,497)	(17,844,477)

Total Class IV Shares	(6,327,729)	(9,038,387)

Class Y Shares
Proceeds from shares issued	54,625,362	145,980,185
Dividends reinvested	–	85,832,679
Cost of shares redeemed	(289,545,166)	(304,248,993)

Total Class Y Shares	(234,919,804)	(72,436,129)

18

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CAPITAL TRANSACTIONS: (continued)
Change in net assets from capital transactions	$(192,454,560)	$90,591,591

SHARE TRANSACTIONS:
Class I Shares
Issued	3,932,520	4,135,641
Reinvested	–	93,238
Redeemed	(3,332,871)	(1,462,203)

Total Class I Shares	599,649	2,766,676

Class II Shares
Issued	4,208,714	9,571,665
Reinvested	–	660,868
Redeemed	(1,279,710)	(996,446)

Total Class II Shares	2,929,004	9,236,087

Class IV Shares
Issued	113,313	229,555
Reinvested	–	401,367
Redeemed	(571,602)	(1,237,021)

Total Class IV Shares	(458,289)	(606,099)

Class Y Shares
Issued	4,009,477	10,227,828
Reinvested	–	6,247,923
Redeemed	(20,382,130)	(20,866,419)

Total Class Y Shares	(16,372,653)	(4,390,668)

Total change in shares	(13,302,289)	7,005,996

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.98	0.14	0.37	0.51	–	–	–	$14.49	3.65%	$59,050,066	0.25%	1.99%	0.32%	2.16%
Year Ended December 31, 2015	$14.31	0.29	(0.14)	0.15	(0.27)	(0.21)	(0.48)	$13.98	1.16%	$48,560,784	0.25%	2.04%	0.32%	4.27%
Year Ended December 31, 2014	$12.86	0.24	1.47	1.71	(0.26)	–	(0.26)	$14.31	13.36%	$10,130,621	0.25%	1.79%	0.32%	3.49%
Period Ended December 31, 2013 (f)	$11.07	0.16	1.86	2.02	(0.23)	–	(0.23)	$12.86	18.36%	$3,593,403	0.24%	1.92%	0.31%	4.05%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.93	0.12	0.37	0.49	–	–	–	$14.42	3.52%	$353,450,430	0.50%	1.74%	0.57%	2.16%
Year Ended December 31, 2015	$14.26	0.25	(0.13)	0.12	(0.24)	(0.21)	(0.45)	$13.93	0.94%	$300,494,037	0.50%	1.73%	0.57%	4.27%
Year Ended December 31, 2014	$12.83	0.21	1.46	1.67	(0.24)	–	(0.24)	$14.26	13.08%	$176,013,159	0.50%	1.54%	0.57%	3.49%
Period Ended December 31, 2013 (f)	$11.07	0.13	1.85	1.98	(0.22)	–	(0.22)	$12.83	18.02%	$45,600,154	0.49%	1.61%	0.55%	4.05%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$14.00	0.14	0.37	0.51	–	–	–	$14.51	3.64%	$163,920,576	0.27%	1.98%	0.27%	2.16%
Year Ended December 31, 2015	$14.32	0.28	(0.13)	0.15	(0.26)	(0.21)	(0.47)	$14.00	1.17%	$164,510,877	0.26%	1.92%	0.26%	4.27%
Year Ended December 31, 2014	$12.87	0.24	1.46	1.70	(0.25)	–	(0.25)	$14.32	13.29%	$177,018,522	0.27%	1.75%	0.27%	3.49%
Year Ended December 31, 2013	$9.92	0.21	2.96	3.17	(0.22)	–	(0.22)	$12.87	32.07%	$169,861,215	0.27%	1.83%	0.27%	4.05%
Year Ended December 31, 2012	$8.74	0.20	1.17	1.37	(0.19)	–	(0.19)	$9.92	15.73%	$143,501,136	0.28%	2.02%	0.28%	3.69%
Year Ended December 31, 2011	$8.74	0.16	(0.01)	0.15	(0.15)	–	(0.15)	$8.74	1.75%	$143,233,498	0.28%	1.78%	0.28%	6.23%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.99	0.14	0.38	0.52	–	–	–	$14.51	3.72%	$2,345,797,439	0.17%	2.08%	0.17%	2.16%
Year Ended December 31, 2015	$14.31	0.29	(0.12)	0.17	(0.28)	(0.21)	(0.49)	$13.99	1.28%	$2,490,275,545	0.17%	2.01%	0.17%	4.27%
Year Ended December 31, 2014	$12.86	0.25	1.47	1.72	(0.27)	–	(0.27)	$14.31	13.41%	$2,611,190,861	0.17%	1.85%	0.17%	3.49%
Year Ended December 31, 2013	$9.91	0.22	2.96	3.18	(0.23)	–	(0.23)	$12.86	32.23%	$2,854,049,003	0.17%	1.93%	0.17%	4.05%
Year Ended December 31, 2012	$8.74	0.21	1.16	1.37	(0.20)	–	(0.20)	$9.91	15.74%	$2,380,686,407	0.18%	2.13%	0.18%	3.69%
Year Ended December 31, 2011	$8.74	0.17	(0.01)	0.16	(0.16)	–	(0.16)	$8.74	1.86%	$2,234,879,024	0.18%	1.88%	0.18%	6.23%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,827,923,293	$—	$—	$2,827,923,293
Repurchase Agreements	—	19,431,522	—	19,431,522
Total Assets	$2,827,923,293	$19,431,522	$—	$2,847,354,815
Liabilities:
Futures Contracts	$(394,194)	$—	$—	$(394,194)
Total Liabilities	$(394,194)	$—	$—	$(394,194)
Total	$2,827,529,099	$19,431,522	$—	$2,846,960,621

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(394,194)
Total		$(394,194)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$6,429,563
Total	$6,429,563

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$209,401
Total	$209,401

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(d)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $19,431,522, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$3,000,000	$—	$3,000,000	$(3,000,000)	$—
BNP Paribas Securities Corp.	3,000,000	—	3,000,000	(3,000,000)	—
ML Pierce Fenner & Smith, Inc.	4,431,522	—	4,431,522	(4,431,522)	—
Natixis New York Branch	3,000,000	—	3,000,000	(3,000,000)	—
Nomura Securities International, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
RBS Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
Total	$19,431,522	$—	$19,431,522	$(19,431,522)	$—

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.12%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $409,229 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $6,447.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2017.

29

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the effective rate for administrative services fees before contractual fee waivers was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.00% and 0.02%, respectively. For the six months ended June 30, 2016, the effective rate for administrative services fees paid by the Fund was 0.10% for Class IV shares.

For the six months ended June 30, 2016, the Fund’s total administrative services fees were $353,620. During the six months ended June 30, 2016, the waiver of such administrative services fees by NFS amounted to $127,994 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the six months ended June 30, 2016 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities purchases of $2,942,699 and securities sales of $870,871 which resulted in net realized losses of $(1,260,402).

4. Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5. Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $60,967,567 and sales of $201,403,061 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

30

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $0 of brokerage commissions.

9. Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,850,461,562	$1,076,943,163	$(80,049,910)	$996,893,253

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

31

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●	Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●	The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) was equal to or exceeded that of its benchmark index. The Trustees further noted that the performance of each Index Fund (before expenses and exclusive of securities lending revenue) other than NVIT Small Cap Index and NVIT S&P 500 Index Fund was equal to or exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of its Broadridge expense group with the exception of NVIT Mid Cap Index Fund which was ranked in the second quintile of its

33

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

Broadridge expense group with respect to its actual advisory fee rate. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-    -    -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

38

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

40

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

41

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

42

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

SAR-MM-IG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager International Growth Fund

Asset Allocation†

Common Stocks	93.7%
Repurchase Agreements	0.3%
Exchange Traded Funds	0.2%
Other assets in excess of liabilities††	5.8%
100.0%

Top Industries†††

Media	12.7%
Pharmaceuticals	5.9%
Diversified Financial Services	5.6%
Semiconductors & Semiconductor Equipment	4.4%
Internet Software & Services	4.2%
Banks	4.0%
Oil, Gas & Consumable Fuels	4.0%
Tobacco	3.8%
Capital Markets	3.6%
Insurance	3.5%
Other Industries*	48.3%
100.0%

Top Holdings†††

RELX PLC	2.5%
Sky PLC	2.5%
British American Tobacco PLC	2.3%
Teva Pharmaceutical Industries Ltd., ADR	2.1%
WPP PLC	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0%
CGI Group, Inc., Class A	2.0%
Roche Holding AG	1.9%
Broadcom Ltd.	1.9%
Deutsche Boerse AG	1.9%
Other Holdings*	78.9%
100.0%

Top Countries†††

United Kingdom	19.8%
Japan	10.6%
Canada	8.7%
Germany	7.6%
Switzerland	7.6%
France	5.1%
Sweden	4.5%
Denmark	4.4%
Australia	4.3%
Hong Kong	3.0%
Other Countries*	24.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	982.50	5.22	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.59	5.32	1.06
Class II Shares	Actual	(a)	1,000.00	980.50	6.45	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.57	1.31
Class Y Shares	Actual	(a)	1,000.00	982.50	4.49	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.34	4.57	0.91

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

Common Stocks 93.7%

	Shares	Market Value

AUSTRALIA 4.0%
Airlines 0.1%
Qantas Airways Ltd.*	536,080	$1,135,590

Beverages 0.2%
Treasury Wine Estates Ltd.	345,130	2,398,264

Biotechnology 0.9%
CSL Ltd.	110,666	9,332,747

Capital Markets 0.1%
Magellan Financial Group Ltd.	76,110	1,282,954

Commercial Services & Supplies 0.7%
Brambles Ltd.	727,369	6,791,001

Containers & Packaging 1.6%
Amcor Ltd.	1,598,238	17,969,944

Diversified Telecommunication Services 0.1%
Vocus Communications Ltd.	84,990	540,045

Food Products 0.1%
Bellamy’s Australia Ltd.	120,063	918,772

Hotels, Restaurants & Leisure 0.2%
Star Entertainment Grp Ltd. (The)	400,558	1,632,164

		42,001,481

BELGIUM 0.2%
Biotechnology 0.2%
Galapagos NV*	41,150	2,261,292

BRAZIL 1.7%
Diversified Financial Services 1.7%
BM&FBovespa SA—Bolsa de Valores Mercadorias e Futuros	3,076,332	17,238,109

CANADA 8.2%
Containers & Packaging 0.2%
CCL Industries, Inc., Class B	13,600	2,366,828

Diversified Financial Services 0.1%
Element Financial Corp.	110,635	1,173,187

Energy Equipment & Services 0.1%
Secure Energy Services, Inc.	174,940	1,195,650

Food Products 0.2%
Maple Leaf Foods, Inc.	100,610	2,148,558

Information Technology Services 1.9%
CGI Group, Inc., Class A*	453,182	19,359,198

Insurance 1.7%
Fairfax Financial Holdings Ltd.	20,150	10,852,567
Great-West Lifeco, Inc.	256,081	6,755,092

		17,607,659

Media 0.1%
Cineplex, Inc.	29,920	1,194,530

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Metals & Mining 0.6%
Agnico Eagle Mines Ltd.	50,359	$2,694,207
Silver Wheaton Corp.	129,580	3,049,017

		5,743,224

Multiline Retail 0.2%
Dollarama, Inc.	36,020	2,514,806

Oil, Gas & Consumable Fuels 2.3%
Cenovus Energy, Inc.	498,105	6,889,691
PrairieSky Royalty Ltd.	108,840	2,065,681
Suncor Energy, Inc.	529,839	14,698,271

		23,653,643

Road & Rail 0.7%
Canadian National Railway Co.	129,706	7,659,175

Textiles, Apparel & Luxury Goods 0.1%
Gildan Activewear, Inc.	26,510	776,453

		85,392,911

CHINA 2.4%
Auto Components 0.2%
Fuyao Glass Industry Group Co., Ltd., H Shares (a)	944,800	2,198,777

Automobiles 0.1%
Geely Automobile Holdings Ltd.	2,630,000	1,434,512

Diversified Consumer Services 0.3%
New Oriental Education & Technology Group, Inc., ADR	77,624	3,250,893

Electrical Equipment 0.3%
Zhuzhou CRRC Times Electric Co., Ltd.	487,000	2,704,893

Electronic Equipment, Instruments & Components 0.2%
Sunny Optical Technology Group Co., Ltd.	594,000	2,091,384

Internet Software & Services 1.3%
Baidu, Inc., ADR*	81,706	13,493,747

		25,174,206

DENMARK 4.2%
Beverages 1.6%
Carlsberg A/S, Class B	170,570	16,273,741

Biotechnology 0.5%
Genmab A/S*	30,954	5,644,376

Marine 0.1%
Dfds A/S	16,982	745,411

Pharmaceuticals 0.9%
H. Lundbeck A/S*	63,940	2,396,941
Novo Nordisk A/S, Class B	131,486	7,080,902

		9,477,843

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Road & Rail 0.4%
DSV A/S	94,600	$3,977,754

Textiles, Apparel & Luxury Goods 0.7%
Pandora A/S	54,824	7,466,999

		43,586,124

FINLAND 0.1%
Leisure Products 0.1%
Amer Sports OYJ	40,220	1,103,446

FRANCE 4.8%
Aerospace & Defense 0.5%
Thales SA	57,470	4,772,554

Auto Components 0.2%
Plastic Omnium SA	82,850	2,316,158

Beverages 0.5%
Pernod Ricard SA	18,330	2,029,431
Remy Cointreau SA	34,120	2,937,086

		4,966,517

Construction & Engineering 0.2%
Eiffage SA	30,560	2,172,512

Electrical Equipment 1.1%
Nexans SA*	56,226	2,351,003
Schneider Electric SE	156,197	9,112,642

		11,463,645

Health Care Equipment & Supplies 0.2%
BioMerieux	13,070	1,770,980

Internet Software & Services 0.2%
Criteo SA, ADR*	43,990	2,020,021

Media 1.6%
Publicis Groupe SA	254,277	17,011,751

Professional Services 0.3%
Teleperformance	38,730	3,299,102

		49,793,240

GERMANY 7.2%
Air Freight & Logistics 0.8%
Deutsche Post AG REG	291,878	8,222,936

Diversified Financial Services 1.7%
Deutsche Boerse AG	222,746	18,299,645

Insurance 1.4%
Allianz SE REG	101,567	14,489,290

Machinery 0.3%
GEA Group AG	17,410	821,776
KION Group AG	39,910	1,934,356

		2,756,132

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Media 1.3%
ProSiebenSat.1 Media SE*	273,317	$11,955,453
Stroeer SE & Co. KGaA (b)	25,444	1,170,404

		13,125,857

Software 1.7%
SAP SE	240,049	18,028,920

		74,922,780

HONG KONG 2.8%
Hotels, Restaurants & Leisure 0.9%
Galaxy Entertainment Group Ltd.	2,984,000	8,928,188

Household Durables 0.2%
Techtronic Industries Co., Ltd.	580,500	2,424,168

Industrial Conglomerates 1.7%
CK Hutchison Holdings Ltd.	1,648,088	18,129,729

		29,482,085

INDIA 0.2%
Information Technology Services 0.0%†
Vakrangee Ltd.	174,070	485,498

Machinery 0.2%
Ashok Leyland Ltd.*	1,447,940	2,117,333

		2,602,831

IRELAND 0.3%
Industrial Conglomerates 0.3%
DCC PLC	39,730	3,496,226

ISRAEL 2.2%
Pharmaceuticals 2.0%
Teva Pharmaceutical Industries Ltd., ADR	416,633	20,927,476

Semiconductors & Semiconductor Equipment 0.2%
Mellanox Technologies Ltd.*	41,020	1,967,319

		22,894,795

ITALY 0.3%
Construction Materials 0.3%
Buzzi Unicem SpA	155,000	2,716,224

JAPAN 10.0%
Auto Components 0.6%
Denso Corp.	127,900	4,500,204
Koito Manufacturing Co., Ltd.	43,800	2,016,747

		6,516,951

Automobiles 0.6%
Toyota Motor Corp.	116,400	5,738,350

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Building Products 0.0%†
LIXIL Group Corp.	26,100	$428,610

Chemicals 0.2%
W-Scope Corp.*	109,400	2,587,987

Diversified Financial Services 0.3%
Financial Products Group Co., Ltd.	255,700	2,639,710

Electronic Equipment, Instruments & Components 0.8%
Keyence Corp.	11,524	7,863,154

Food & Staples Retailing 0.3%
Sundrug Co., Ltd.	34,100	3,201,819

Health Care Equipment & Supplies 0.1%
Sysmex Corp.	22,000	1,514,886

Independent Power and Renewable Electricity Producers 0.1%
eRex Co., Ltd.*	35,500	728,597

Internet Software & Services 2.0%
DeNA Co., Ltd.	131,300	3,071,568
Yahoo Japan Corp.	3,903,800	17,310,863

		20,382,431

Machinery 1.4%
FANUC Corp.	43,100	7,011,217
Komatsu Ltd.	428,500	7,443,763
Takeuchi Manufacturing Co., Ltd.	29,000	377,718

		14,832,698

Metals & Mining 0.1%
Tokyo Steel Manufacturing Co., Ltd.	243,700	1,335,830

Multiline Retail 0.2%
Ryohin Keikaku Co., Ltd.	9,600	2,339,497

Personal Products 0.1%
Pola Orbis Holdings, Inc.	10,800	1,016,390

Pharmaceuticals 0.3%
Nippon Shinyaku Co., Ltd.	12,600	660,698
Ono Pharmaceutical Co., Ltd.	52,600	2,291,313

		2,952,011

Professional Services 0.2%
Temp Holdings Co., Ltd.	109,800	1,902,430

Real Estate Investment Trusts (REITs) 0.1%
Japan Hotel REIT Investment Corp.	1,430	1,205,835

Real Estate Management & Development 0.7%
Daito Trust Construction Co., Ltd.	23,500	3,815,516
Open House Co., Ltd.	123,836	3,392,137

		7,207,653

Semiconductors & Semiconductor Equipment 0.2%
Disco Corp.	26,700	2,414,743

Specialty Retail 0.2%
Gulliver International Co., Ltd. (b)	206,900	1,698,231

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Tobacco 1.5%
Japan Tobacco, Inc.	380,200	$15,322,898

		103,830,711

LUXEMBOURG 0.1%
Real Estate Management & Development 0.1%
Grand City Properties SA	74,290	1,528,721

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Wynn Macau Ltd.	781,200	1,132,024

MEXICO 2.3%
Beverages 0.7%
Fomento Economico Mexicano SAB de CV, ADR	83,913	7,761,113

Media 1.4%
Grupo Televisa SAB, ADR	541,368	14,097,223

Transportation Infrastructure 0.2%
Grupo Aeroportuario del Pacifico SAB de CV, Class B	244,510	2,511,896

		24,370,232

NETHERLANDS 1.5%
Chemicals 0.1%
Koninklijke DSM NV	11,480	662,286

Media 0.1%
Wolters Kluwer NV	22,250	900,930

Oil, Gas & Consumable Fuels 1.3%
Koninklijke Vopak NV	56,756	2,825,284
Royal Dutch Shell PLC, Class B	412,825	11,405,771

		14,231,055

		15,794,271

NORWAY 0.3%
Food Products 0.3%
Marine Harvest ASA*	155,722	2,626,603

Oil, Gas & Consumable Fuels 0.0%†
Det Norske Oljeselskap ASA*	22,138	269,833

		2,896,436

PORTUGAL 0.1%
Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	56,770	895,362

RUSSIA 0.4%
Diversified Financial Services 0.1%
Moscow Exchange MICEX-RTS PJSC	727,210	1,279,522

Internet Software & Services 0.3%
Yandex NV, Class A*	117,230	2,561,476

		3,840,998

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE 2.8%
Banks 1.0%
United Overseas Bank Ltd.	753,662	$10,383,922

Semiconductors & Semiconductor Equipment 1.8%
Broadcom Ltd.	120,850	18,780,090

		29,164,012

SOUTH AFRICA 0.1%
Capital Markets 0.1%
Coronation Fund Managers Ltd.	273,560	1,240,924

SOUTH KOREA 1.7%
Food & Staples Retailing 0.0%†
BGF retail Co., Ltd.	2,350	437,558

Insurance 0.2%
Hyundai Marine & Fire Insurance Co., Ltd.	66,620	1,698,779

Machinery 0.2%
Hyundai Mipo Dockyard Co., Ltd.*	38,030	2,305,697

Metals & Mining 0.2%
Korea Zinc Co., Ltd.	4,090	1,813,708

Personal Products 0.5%
Cosmax, Inc.	11,470	1,719,359
LG Household & Health Care Ltd.	4,030	3,935,519

		5,654,878

Technology Hardware, Storage & Peripherals 0.6%
Samsung Electronics Co., Ltd.	4,828	6,012,556

		17,923,176

SPAIN 1.6%
Diversified Telecommunication Services 0.1%
Cellnex Telecom SAU (a)	72,240	1,133,630

Electrical Equipment 0.2%
Gamesa Corp. Tecnologica SA	94,650	1,885,810

Food & Staples Retailing 0.1%
Distribuidora Internacional de Alimentacion SA	196,780	1,148,584

Information Technology Services 1.1%
Amadeus IT Holding SA, Class A	247,251	10,893,570

Real Estate Investment Trusts (REITs) 0.1%
Merlin Properties Socimi SA	136,170	1,436,990

		16,498,584

SWEDEN 4.2%
Aerospace & Defense 0.1%
Saab AB, Class B	36,220	1,129,511

Communications Equipment 0.9%
Telefonaktiebolaget LM Ericsson, Class B	1,202,532	9,238,519

Diversified Financial Services 1.4%
Investor AB, Class B	430,492	14,462,720

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Health Care Equipment & Supplies 0.9%
Getinge AB, Class B	456,221	$9,419,140

Machinery 0.4%
Sandvik AB	462,862	4,634,143

Metals & Mining 0.2%
Boliden AB	82,460	1,611,606

Oil, Gas & Consumable Fuels 0.1%
Lundin Petroleum AB*	69,730	1,270,698

Real Estate Management & Development 0.2%
Fastighets AB Balder, Class B*	83,028	2,104,038

		43,870,375

SWITZERLAND 7.2%
Building Products 0.3%
Geberit AG REG	6,130	2,321,814
Kingspan Group PLC	15,985	347,869

		2,669,683

Capital Markets 2.3%
Julius Baer Group Ltd.*	262,681	10,572,469
Partners Group Holding AG	8,500	3,642,807
UBS Group AG REG	839,456	10,892,439

		25,107,715

Chemicals 0.6%
Syngenta AG REG	15,996	6,140,042

Commercial Services & Supplies 0.2%
dorma+kaba Holding AG, Class B REG	2,762	1,929,579

Life Sciences Tools & Services 0.4%
Lonza Group AG REG*	25,490	4,234,189

Pharmaceuticals 2.4%
Novartis AG REG	72,121	5,952,763
Roche Holding AG	71,779	18,941,030

		24,893,793

Textiles, Apparel & Luxury Goods 0.7%
Cie Financiere Richemont SA REG	121,648	7,120,630

Transportation Infrastructure 0.3%
Flughafen Zuerich AG REG	15,150	2,681,110

		74,776,741

TAIWAN 1.9%
Machinery 0.0%†
Airtac International Group*	54,000	402,953

Semiconductors & Semiconductor Equipment 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,886,629	19,587,433

		19,990,386

THAILAND 1.1%
Banks 1.1%
Kasikornbank PCL, NVDR	2,425,800	11,779,446

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TURKEY 0.9%
Banks 0.9%
Akbank TAS	3,160,856	$9,059,387

UNITED KINGDOM 18.8%
Banks 0.8%
Lloyds Banking Group PLC	11,371,312	8,236,133

Capital Markets 0.6%
Aberdeen Asset Management PLC	1,595,621	5,986,598

Consumer Finance 0.2%
Provident Financial PLC	67,300	2,075,119

Containers & Packaging 0.2%
RPC Group PLC	211,004	2,208,470

Health Care Equipment & Supplies 1.2%
Smith & Nephew PLC	760,682	12,917,275

Hotels, Restaurants & Leisure 1.7%
Compass Group PLC	904,771	17,213,625

Household Durables 0.2%
Persimmon PLC	113,030	2,191,843

Information Technology Services 0.2%
Worldpay Group PLC* (a)	477,408	1,737,621

Internet & Catalog Retail 0.3%
ASOS PLC*	59,880	3,198,739

Internet Software & Services 0.3%
Auto Trader Group PLC (a)	567,172	2,681,183

Machinery 0.2%
Weir Group PLC (The)	134,020	2,588,390

Media 7.6%
Informa PLC	936,765	9,134,718
RELX PLC	1,350,336	24,865,663
Sky PLC	2,168,270	24,639,020
WPP PLC	949,027	19,779,060

		78,418,461

Multiline Retail 0.9%
Next PLC	149,423	9,873,257

Personal Products 1.1%
Unilever NV, CVA	253,511	11,790,701

Specialty Retail 1.0%
Kingfisher PLC	2,324,202	9,982,645

Tobacco 2.1%
British American Tobacco PLC	341,916	22,166,088

Trading Companies & Distributors 0.2%
Howden Joinery Group PLC	251,270	1,290,539
Travis Perkins PLC	43,140	851,150

		2,141,689

		195,407,837

Total Common Stocks (cost $889,308,060)		976,665,373

Exchange Traded Funds 0.2%

	Shares	Market Value

UNITED STATES 0.2%
iShares MSCI Brazil Capped ETF	22,820	$687,567
iShares MSCI Emerging Markets ETF	41,700	1,432,812

Total Exchange Traded Funds (cost $2,060,898)		2,120,379

Repurchase Agreements 0.3%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $700,009, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $714,000. (c)(d)	$700,000	700,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $500,006, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $510,000. (c)(d)	500,000	500,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $607,902, collateralized by U.S. Government Agency Securities, ranging from 1.61% -5.00%, maturing 09/01/21 - 06/01/46; total market value $620,052. (c)(d)	607,895	607,895
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $500,008, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $510,009. (c)(d)	500,000	500,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $700,008, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $714,000. (c)(d)	700,000	700,000

Total Repurchase Agreements (cost $3,007,895)		3,007,895

Total Investments (cost $894,376,853) (e) — 94.2%		981,793,647
Other assets in excess of liabilities — 5.8%		60,831,376

NET ASSETS —100.0%		$1,042,625,023

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2016 was $7,751,211 which represents 0.74% of net assets.

(b)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $2,847,522.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $3,007,895.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

CVA	Dutch Certificate

ETF	Exchange Traded Fund

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

OYJ	Public Traded Company

PCL	Public Company Limited

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SE	European Public Limited Liability Company
SGPS	Holding Enterprise

SpA	Limited Share Company

TAS	Joint Stock Company

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi- Manager International Growth Fund
Assets:
Investments, at value* (cost $891,368,958)	$978,785,752
Repurchase agreements, at value (cost $3,007,895)	3,007,895

Total Investments, at value (total cost $894,376,853)	981,793,647

Cash	64,253,875
Foreign currencies, at value (cost $1,782,830)	1,796,768
Interest and dividends receivable	1,896,483
Security lending income receivable	19,627
Receivable for investments sold	7,943,822
Receivable for capital shares issued	187,509
Reclaims receivable	1,694,088
Prepaid expenses	6,725

Total Assets	1,059,592,544

Liabilities:
Payable for investments purchased	12,939,294
Payable for capital shares redeemed	107,258
Payable upon return of securities loaned (Note 2)	3,007,895
Accrued expenses and other payables:
Investment advisory fees	734,160
Fund administration fees	28,005
Distribution fees	23,622
Administrative servicing fees	27,524
Accounting and transfer agent fees	2,139
Deferred capital gain country tax	35,413
Custodian fees	6,231
Compliance program costs (Note 3)	1,127
Professional fees	35,452
Printing fees	18,709
Other	692

Total Liabilities	16,967,521

Net Assets	$1,042,625,023

Represented by:
Capital	$934,335,049
Accumulated undistributed net investment income	17,109,390
Accumulated net realized gains from investments and foreign currency transactions	3,954,117
Net unrealized appreciation/(depreciation) from investments†	87,381,381
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(154,914)

Net Assets	$1,042,625,023

*	Includes value of securities on loan of $2,847,522 (Note 2).
†	Net of $35,413 of deferred capital gain country tax.

13

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi- Manager International Growth Fund
Net Assets:
Class I Shares	$85,043,113
Class II Shares	112,827,741
Class Y Shares	844,754,169

Total	$1,042,625,023

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,438,690
Class II Shares	11,234,612
Class Y Shares	83,787,707

Total	103,461,009

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.08
Class II Shares	$10.04
Class Y Shares	$10.08

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi- Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$17,419,396
Income from securities lending (Note 2)	166,386
Interest income	112,469
Foreign tax withholding	(1,322,103)

Total Income	16,376,148

EXPENSES:
Investment advisory fees	4,436,320
Fund administration fees	167,946
Distribution fees Class II Shares	145,489
Administrative servicing fees Class I Shares	65,067
Administrative servicing fees Class II Shares	87,294
Professional fees	61,407
Printing fees	15,074
Trustee fees	17,111
Custodian fees	19,400
Accounting and transfer agent fees	8,852
Compliance program costs (Note 3)	2,336
Other	16,722

Total Expenses	5,043,018

NET INVESTMENT INCOME	11,333,130

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(16,126,865)
Net realized losses from foreign currency transactions (Note 2)	(19,331)

Net realized losses from investments and foreign currency transactions	(16,146,196)

Net change in unrealized appreciation/(depreciation) from investments ††	(13,737,780)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(3,799)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(13,741,579)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(29,887,775)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,554,645)

†	Net of capital gain country taxes of $75,249.

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $30,198.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$11,333,130	$13,838,647
Net realized gains/(losses) from investments and foreign currency transactions	(16,146,196)	24,739,911
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(13,741,579)	(48,807,009)

Change in net assets resulting from operations	(18,554,645)	(10,228,451)

Distributions to Shareholders From:
Net investment income:
Class I	–	(699,722)
Class II	–	(169,442)
Class Y	–	(9,004,739)
Net realized gains:
Class I	–	(5,816,302)
Class II	–	(7,817,747)
Class Y	–	(53,122,009)

Change in net assets from shareholder distributions	–	(76,629,961)

Change in net assets from capital transactions	(31,936,515)	152,819,273

Change in net assets	(50,491,160)	65,960,861

Net Assets:
Beginning of period	1,093,116,183	1,027,155,322

End of period	$1,042,625,023	$1,093,116,183

Accumulated undistributed net investment income at end of period	$17,109,390	$5,776,260

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$601,978	$2,052,500
Dividends reinvested	–	6,516,024
Cost of shares redeemed	(5,734,525)	(14,313,953)

Total Class I Shares	(5,132,547)	(5,745,429)

Class II Shares
Proceeds from shares issued	442,018	9,527,334
Dividends reinvested	–	7,987,189
Cost of shares redeemed	(10,411,952)	(26,276,072)

Total Class II Shares	(9,969,934)	(8,761,549)

Class Y Shares
Proceeds from shares issued	8,621,986	123,043,761
Dividends reinvested	–	62,126,748
Cost of shares redeemed	(25,456,020)	(17,844,258)

Total Class Y Shares	(16,834,034)	167,326,251

Change in net assets from capital transactions	$(31,936,515)	$152,819,273

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	59,710	180,484
Reinvested	–	651,738
Redeemed	(571,051)	(1,288,569)

Total Class I Shares	(511,341)	(456,347)

Class II Shares
Issued	45,005	897,614
Reinvested	–	802,463
Redeemed	(1,039,843)	(2,352,676)

Total Class II Shares	(994,838)	(652,599)

Class Y Shares
Issued	864,296	10,427,008
Reinvested	–	6,206,259
Redeemed	(2,475,463)	(1,607,138)

Total Class Y Shares	(1,611,167)	15,026,129

Total change in shares	(3,117,346)	13,917,183

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.26	0.10	(0.28)	(0.18)	–	–	–	–	$10.08	(1.75%	)	$85,043,113	1.06%	2.07%	1.06%	22.33%
Year Ended December 31, 2015	$11.09	0.13	(0.21)	(0.08)	(0.08)	(0.67)	(0.75)	–	$10.26	(0.49%	)	$91,842,445	1.05%	1.17%	1.05%	53.94%
Year Ended December 31, 2014	$12.08	0.19	(0.27)	(0.08)	(0.27)	(0.64)	(0.91)	–	$11.09	(1.01%	)	$104,272,719	1.05%	1.57%	1.05%	51.01%
Year Ended December 31, 2013	$10.08	0.12	2.03	2.15	(0.15)	–	(0.15)	–	$12.08	21.36%		$206,920	1.03%	1.08%	1.03%	57.20%
Year Ended December 31, 2012	$8.76	0.11	1.28	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%		$80,739	0.91%	1.20%	0.91%	56.29%
Year Ended December 31, 2011	$9.78	0.14	(1.03)	(0.89)	(0.13)	–	(0.13)	–	$8.76	(9.32%	)	$20,958	1.04%	1.47%	1.04%	60.60%

Class II Shares(e)
Six Months Ended June 30, 2016 (Unaudited)	$10.24	0.09	(0.29)	(0.20)	–	–	–	–	$10.04	(1.95%	)	$112,827,741	1.31%	1.81%	1.31%	22.33%
Year Ended December 31, 2015	$11.02	0.10	(0.20)	(0.10)	(0.01)	(0.67)	(0.68)	–	$10.24	(0.65%	)	$125,215,417	1.30%	0.91%	1.30%	53.94%
Year Ended December 31, 2014	$12.04	0.14	(0.26)	(0.12)	(0.26)	(0.64)	(0.90)	–	$11.02	(1.35%	)	$141,982,114	1.30%	1.15%	1.30%	51.01%
Year Ended December 31, 2013	$10.04	0.11	2.00	2.11	(0.11)	–	(0.11)	–	$12.04	21.08%		$167,668,471	1.31%	1.02%	1.31%	57.20%
Year Ended December 31, 2012	$8.72	0.09	1.26	1.35	(0.03)	–	(0.03)	–	$10.04	15.52%		$163,124,644	1.31%	0.95%	1.31%	56.29%
Year Ended December 31, 2011	$9.74	0.12	(1.04)	(0.92)	(0.10)	–	(0.10)	–	$8.72	(9.62%	)	$168,494,297	1.31%	1.21%	1.31%	60.60%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.26	0.11	(0.29)	(0.18)	–	–	–	–	$10.08	(1.75%	)	$844,754,169	0.91%	2.22%	0.91%	22.33%
Year Ended December 31, 2015	$11.10	0.15	(0.21)	(0.06)	(0.11)	(0.67)	(0.78)	–	$10.26	(0.30%	)	$876,058,321	0.90%	1.31%	0.90%	53.94%
Year Ended December 31, 2014	$12.08	0.18	(0.25)	(0.07)	(0.27)	(0.64)	(0.91)	–	$11.10	(0.88%	)	$780,900,489	0.90%	1.52%	0.90%	51.01%
Year Ended December 31, 2013	$10.08	0.15	2.01	2.16	(0.16)	–	(0.16)	–	$12.08	21.48%		$749,362,850	0.91%	1.39%	0.91%	57.20%
Year Ended December 31, 2012	$8.76	0.12	1.27	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%		$594,737,575	0.91%	1.32%	0.91%	56.29%
Year Ended December 31, 2011	$9.78	0.15	(1.03)	(0.88)	(0.14)	–	(0.14)	–	$8.76	(9.20%	)	$485,228,366	0.91%	1.55%	0.91%	60.60%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016 , the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$5,902,065	$—	$5,902,065
Air Freight & Logistics	—	8,222,936	—	8,222,936
Airlines	—	1,135,590	—	1,135,590
Auto Components	—	11,031,886	—	11,031,886
Automobiles	—	7,172,862	—	7,172,862
Banks	—	39,458,888	—	39,458,888
Beverages	7,761,113	23,638,522	—	31,399,635
Biotechnology	—	17,238,415	—	17,238,415
Building Products	347,869	2,750,424	—	3,098,293
Capital Markets	—	33,618,191	—	33,618,191
Chemicals	—	9,390,315	—	9,390,315
Commercial Services & Supplies	—	8,720,580	—	8,720,580
Communications Equipment	—	9,238,519	—	9,238,519
Construction & Engineering	—	2,172,512	—	2,172,512
Construction Materials	—	2,716,224	—	2,716,224
Consumer Finance	—	2,075,119	—	2,075,119
Containers & Packaging	2,366,828	20,178,414	—	22,545,242
Diversified Consumer Services	3,250,893	—	—	3,250,893
Diversified Financial Services	18,411,296	36,681,597	—	55,092,893
Diversified Telecommunication Services	—	1,673,675	—	1,673,675
Electrical Equipment	—	16,054,348	—	16,054,348
Electronic Equipment, Instruments & Components	—	9,954,538	—	9,954,538
Energy Equipment & Services	1,195,650	—	—	1,195,650
Food & Staples Retailing	—	5,683,323	—	5,683,323
Food Products	2,148,558	3,545,375	—	5,693,933
Health Care Equipment & Supplies	—	25,622,281	—	25,622,281
Hotels, Restaurants & Leisure	—	28,906,001	—	28,906,001
Household Durables	—	4,616,011	—	4,616,011
Independent Power and Renewable Electricity Producers	—	728,597	—	728,597
Industrial Conglomerates	—	21,625,955	—	21,625,955
Information Technology Services	19,844,696	12,631,191	—	32,475,887
Insurance	17,607,659	16,188,069	—	33,795,728
Internet & Catalog Retail	—	3,198,739	—	3,198,739
Internet Software & Services	18,075,244	23,063,614	—	41,138,858
Leisure Products	—	1,103,446	—	1,103,446
Life Sciences Tools & Services	—	4,234,189	—	4,234,189
Machinery	—	29,637,346	—	29,637,346
Marine	—	745,411	—	745,411
Media	15,291,753	109,456,999	—	124,748,752
Metals & Mining	5,743,224	4,761,144	—	10,504,368
Multiline Retail	2,514,806	12,212,754	—	14,727,560
Oil, Gas & Consumable Fuels	23,653,643	15,771,586	—	39,425,229
Personal Products	11,790,701	6,671,268	—	18,461,969
Pharmaceuticals	20,927,476	37,323,647	—	58,251,123
Professional Services	—	5,201,532	—	5,201,532
Real Estate Investment Trusts (REITs)	—	2,642,825	—	2,642,825
Real Estate Management & Development	—	10,840,412	—	10,840,412
Road & Rail	7,659,175	3,977,754	—	11,636,929

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$20,747,409	$22,002,176	$—	$42,749,585
Software	—	18,028,920	—	18,028,920
Specialty Retail	—	11,680,876	—	11,680,876
Technology Hardware, Storage & Peripherals	—	6,012,556	—	6,012,556
Textiles, Apparel & Luxury Goods	776,453	14,587,629	—	15,364,082
Tobacco	—	37,488,986	—	37,488,986
Trading Companies & Distributors	—	2,141,689	—	2,141,689
Transportation Infrastructure	2,511,896	2,681,110	—	5,193,006
Total Common Stocks	$202,626,342	$774,039,031	$—	$976,665,373
Exchange Traded Funds	2,120,379	—	—	2,120,379
Repurchase Agreements	—	3,007,895	—	3,007,895
Total	$204,746,721	$777,046,926	$—	$981,793,647

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $3,007,895, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% — 7.50%, maturing 10/15/16 — 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% — 5.00%, maturing 09/01/21 — 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% — 6.50%, maturing 01/15/28 — 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% — 7.50%, maturing 07/14/16 — 05/20/66; total market value $306,000,000.

At June 30, 2016 , the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$700,000	$—	$700,000	$(700,000)	$—
BNP Paribas Securities Corp.	500,000	—	500,000	(500,000)	—
ML Pierce Fenner & Smith, Inc.	607,895	—	607,895	(607,895)	—
Natixis New York Branch	500,000	—	500,000	(500,000)	—
Nomura Securities International, Inc.	700,000	—	700,000	(700,000)	—
Total	$3,007,895	$—	$3,007,895	$(3,007,895)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc.
American Century Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.85%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $167,946 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,336.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $152,361.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $223,410,427 and sales of $261,709,837 (excluding short-term securities).

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $1,705 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$896,672,087	$142,275,353	$(57,153,793)	$85,121,560

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

28

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

29

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

30

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

37

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

38

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

39

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund

SAR-MM-IV 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager International Value Fund

Asset Allocation†

Common Stocks	97.9%
Repurchase Agreements	8.9%
Preferred Stocks	0.4%
Right††	0.0%
Liabilities in excess of other assets†††	(7.2)%
100.0%

Top Industries††††

Banks	16.1%
Oil, Gas & Consumable Fuels	13.5%
Insurance	7.8%
Automobiles	5.7%
Metals & Mining	4.9%
Pharmaceuticals	3.5%
Wireless Telecommunication Services	3.2%
Real Estate Management & Development	3.0%
Multi-Utilities	2.5%
Industrial Conglomerates	2.3%
Other Industries*	37.5%
100.0%

Top Holdings††††

TOTAL SA	2.7%
Vodafone Group PLC	2.5%
Royal Dutch Shell PLC, Class A	2.2%
BP PLC, ADR	2.1%
Mitsubishi UFJ Financial Group, Inc.	1.7%
Australia & New Zealand Banking Group Ltd.	1.7%
Daimler AG	1.5%
Zurich Insurance Group AG	1.4%
GlaxoSmithKline PLC	1.4%
Royal Dutch Shell PLC, Class A, ADR	1.3%
Other Holdings*	81.5%
100.0%

Top Countries††††

Japan	19.9%
United Kingdom	14.7%
France	10.0%
Germany	7.9%
Netherlands	7.3%
Switzerland	6.3%
Canada	4.7%
Australia	4.1%
Sweden	2.7%
Hong Kong	2.1%
Other Countries*	20.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	937.50	4.43	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.29	4.62	0.92
Class II Shares	Actual	(a)	1,000.00	936.00	5.63	1.17
	Hypothetical	(a)(b)	1,000.00	1,019.05	5.87	1.17
Class IV Shares	Actual	(a)	1,000.00	937.60	4.43	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.29	4.62	0.92
Class Y Shares	Actual	(a)	1,000.00	938.60	3.71	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.03	3.87	0.77

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund

Common Stocks 97.9%

	Shares	Market Value

AUSTRALIA 4.4%
Banks 2.0%
Australia & New Zealand Banking Group Ltd.	1,045,519	$19,049,406
Bank of Queensland Ltd.	25,695	205,001
Bendigo & Adelaide Bank Ltd.	62,280	450,937
National Australia Bank Ltd.	4,326	83,057

		19,788,401

Beverages 0.1%
Treasury Wine Estates Ltd.	88,327	613,773

Capital Markets 0.0%†
Macquarie Group Ltd.	5,494	285,987

Chemicals 0.1%
Incitec Pivot Ltd.	223,262	501,516
Orica Ltd. (a)	31,773	295,569

		797,085

Construction Materials 0.0%†
Boral Ltd.	96,561	453,337

Food & Staples Retailing 0.2%
Wesfarmers Ltd.	53,215	1,604,799

Hotels, Restaurants & Leisure 0.0%†
Star Entertainment Grp Ltd. (The)	64,033	260,917
Tatts Group Ltd.	86,530	249,010

		509,927

Insurance 0.2%
QBE Insurance Group Ltd.	110,156	870,189
Suncorp Group Ltd.	159,837	1,465,692

		2,335,881

Metals & Mining 1.1%
BHP Billiton Ltd.	416,195	5,800,191
BHP Billiton Ltd., ADR (a)	19,238	549,437
BHP Billiton PLC, ADR	23,855	605,440
Fortescue Metals Group Ltd. (a)	329,599	882,021
Newcrest Mining Ltd.*	197,447	3,422,120
South32 Ltd., ADR*	7,695	45,170
South32 Ltd.*	240,606	282,180

		11,586,559

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	36,012	125,307

Oil, Gas & Consumable Fuels 0.5%
Origin Energy Ltd.	214,800	938,488
Santos Ltd.	238,618	844,657
Woodside Petroleum Ltd.	189,646	3,845,499

		5,628,644

Road & Rail 0.2%
Asciano Ltd.	154,640	1,026,003
Aurizon Holdings Ltd.	282,281	1,024,197

		2,050,200

		45,779,900

Common Stocks (continued)

	Shares	Market Value

AUSTRIA 0.0%†
Banks 0.0%†
Erste Group Bank AG	2,617	$59,584
Raiffeisen Bank International AG*	4,219	53,296

		112,880

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	14,271	401,168

		514,048

BELGIUM 1.8%
Banks 0.8%
KBC Group NV*	148,009	7,279,218

Beverages 0.4%
Anheuser-Busch InBev SA/NV	35,121	4,644,276

Chemicals 0.2%
Solvay SA	14,530	1,357,217
Umicore SA	14,163	731,579

		2,088,796

Diversified Telecommunication Services 0.1%
Proximus SADP	19,426	617,329

Food & Staples Retailing 0.2%
Colruyt SA	6,822	377,516
Delhaize Group	20,723	2,189,060

		2,566,576

Insurance 0.1%
Ageas	30,083	1,045,663

Pharmaceuticals 0.0%†
UCB SA (a)	5,303	398,188

		18,640,046

CANADA 5.0%
Banks 0.6%
Bank of Montreal	99,858	6,329,999

Construction & Engineering 0.0%†
WSP Global, Inc. (a)	10,328	315,928

Diversified Financial Services 0.0%†
TMX Group Ltd.	1,627	67,689

Food & Staples Retailing 0.1%
Empire Co., Ltd., Class A	45,286	673,357

Food Products 0.0%†
Maple Leaf Foods, Inc.	5,100	108,912

Insurance 0.7%
Fairfax Financial Holdings Ltd.	2,669	1,437,494
Industrial Alliance Insurance & Financial Services, Inc.	17,606	553,411
Manulife Financial Corp.	188,559	2,578,543
Sun Life Financial, Inc.	24,988	820,356
Sun Life Financial, Inc.	43,863	1,440,881

		6,830,685

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Metals & Mining 0.9%
Agnico Eagle Mines Ltd.	1,472	$78,752
Barrick Gold Corp.	27,071	577,941
Detour Gold Corp.*	9,900	247,663
Eldorado Gold Corp.	80,885	363,746
First Quantum Minerals Ltd. (a)	86,792	609,314
Goldcorp, Inc.	135,341	2,589,123
Kinross Gold Corp.*	279,967	1,373,885
Lundin Mining Corp.*	42,500	143,427
Silver Wheaton Corp.	43,043	1,012,955
Teck Resources Ltd., Class B (a)	93,000	1,224,451
Turquoise Hill Resources Ltd.*	70,880	239,750
Yamana Gold, Inc.	130,766	680,171

		9,141,178

Oil, Gas & Consumable Fuels 2.6%
AltaGas Ltd.	5,370	130,514
Cameco Corp. (a)	71,663	787,019
Canadian Natural Resources Ltd. (a)	202,959	6,257,226
Cenovus Energy, Inc. (a)	71,205	984,175
Crescent Point Energy Corp.	135,996	2,148,144
Encana Corp.	131,064	1,020,745
Husky Energy, Inc.	65,336	797,514
Imperial Oil Ltd.	15,416	486,529
PrairieSky Royalty Ltd.	4,059	75,817
Suncor Energy, Inc.	279,060	7,741,238
Tourmaline Oil Corp.*	45,560	1,199,346
TransCanada Corp. (a)	135,387	6,126,184

		27,754,451

Technology Hardware, Storage & Peripherals 0.1%
BlackBerry Ltd.*	107,726	722,919

Thrifts & Mortgage Finance 0.0%†
Genworth MI Canada, Inc.	5,200	133,386

Trading Companies & Distributors 0.0%†
Finning International, Inc.	8,660	141,032

		52,219,536

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta PLC	36,160	226,109

CHINA 0.5%
Electronic Equipment, Instruments & Components 0.0%†
FIH Mobile Ltd.	509,000	164,050

Oil, Gas & Consumable Fuels 0.5%
CNOOC Ltd.	4,134,000	5,161,232

		5,325,282

DENMARK 1.3%
Banks 0.1%
Danske Bank A/S	43,133	1,135,277

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Beverages 0.1%
Carlsberg A/S, Class B	12,224	$1,166,267

Chemicals 0.0%†
Novozymes A/S, Class B	1,334	64,060

Commercial Services & Supplies 0.1%
ISS A/S	25,118	944,696

Electrical Equipment 0.3%
Vestas Wind Systems A/S	42,370	2,879,866

Marine 0.2%
AP Moeller — Maersk A/S, Class A	528	665,470
AP Moeller — Maersk A/S, Class B	1,340	1,750,248

		2,415,718

Pharmaceuticals 0.0%†
H. Lundbeck A/S*	9,087	340,648

Road & Rail 0.1%
DSV A/S	28,488	1,197,867

Textiles, Apparel & Luxury Goods 0.4%
Pandora A/S	23,925	3,258,571

		13,402,970

FINLAND 1.0%
Electric Utilities 0.1%
Fortum OYJ	53,476	859,169

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	12,407	444,902

Paper & Forest Products 0.9%
Stora Enso OYJ, Class R	126,639	1,018,441
UPM-Kymmene OYJ	437,430	8,035,926

		9,054,367

		10,358,438

FRANCE 10.8%
Aerospace & Defense 0.3%
Airbus Group SE	62,683	3,592,986

Air Freight & Logistics 0.0%†
Bollore SA (a)	93,770	315,678

Auto Components 0.1%
Cie Generale des Etablissements Michelin	11,192	1,054,741

Automobiles 1.1%
Peugeot SA*	112,034	1,342,850
Renault SA	137,269	10,363,470

		11,706,320

Banks 2.1%
BNP Paribas SA (a)	312,551	13,707,089
Credit Agricole SA (a)	73,742	619,944
Natixis SA	901,629	3,392,710
Societe Generale SA	115,178	3,603,449

		21,323,192

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Building Products 0.4%
Cie de Saint-Gobain	112,841	$4,277,306

Chemicals 0.0%†
Arkema SA	5,356	409,481

Construction & Engineering 0.1%
Bouygues SA	30,737	880,563

Diversified Telecommunication Services 0.6%
Orange SA	321,387	5,225,916
Vivendi SA	51,121	956,408

		6,182,324

Electric Utilities 0.0%†
Electricite de France SA	31,015	376,064

Electrical Equipment 0.4%
Schneider Electric SE	70,708	4,125,154

Food & Staples Retailing 0.1%
Casino Guichard Perrachon SA (a)	10,148	563,300

Information Technology Services 0.5%
Capgemini SA (a)	60,577	5,227,360

Insurance 1.4%
AXA SA	652,537	12,902,363
CNP Assurances	35,147	518,550
SCOR SE	27,691	818,686

		14,239,599

Multi-Utilities 0.4%
Engie SA	238,919	3,836,241

Oil, Gas & Consumable Fuels 3.0%
TOTAL SA (a)	632,929	30,352,759

Real Estate Investment Trusts (REITs) 0.3%
Unibail-Rodamco SE	13,873	3,588,863

		112,051,931

GERMANY 8.0%
Airlines 0.1%
Deutsche Lufthansa AG REG	56,134	659,997

Automobiles 2.2%
Bayerische Motoren Werke AG	56,842	4,136,684
Daimler AG REG	287,703	17,215,671
Volkswagen AG	5,531	733,204

		22,085,559

Banks 0.1%
Commerzbank AG	105,912	689,736

Capital Markets 0.3%
Deutsche Bank AG REG* (a)	247,557	3,420,483

Chemicals 0.1%
K+S AG REG (a)	18,648	381,766
Linde AG	2,189	305,008

		686,774

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Construction Materials 0.4%
HeidelbergCement AG	60,901	$4,587,798

Diversified Telecommunication Services 0.0%†
Telefonica Deutschland Holding AG	66,605	274,352

Electrical Equipment 0.0%†
OSRAM Licht AG	2,478	128,749

Food & Staples Retailing 0.1%
METRO AG	36,094	1,110,111

Industrial Conglomerates 1.0%
Siemens AG REG	102,981	10,568,034

Insurance 0.9%
Allianz SE REG	51,850	7,396,788
Hannover Rueck SE	2,307	241,722
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	10,284	1,724,576
Talanx AG	11,726	349,236

		9,712,322

Multi-Utilities 1.0%
E.ON SE	846,749	8,547,777
RWE AG*	100,865	1,606,296

		10,154,073

Pharmaceuticals 0.5%
Bayer AG REG	55,760	5,600,250

Semiconductors & Semiconductor Equipment 0.5%
Infineon Technologies AG	358,082	5,183,743

Textiles, Apparel & Luxury Goods 0.4%
adidas AG	27,165	3,899,515

Trading Companies & Distributors 0.4%
Brenntag AG	91,244	4,420,038

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,934	317,712

		83,499,246

HONG KONG 2.3%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	212,000	311,017

Banks 0.0%†
Bank of East Asia Ltd. (The) (a)	54,870	212,193

Capital Markets 0.0%†
Guoco Group, Ltd.	4,000	42,362

Hotels, Restaurants & Leisure 0.0%†
Hongkong & Shanghai Hotels (The)	11,500	11,677
Shangri-La Asia Ltd.	300,000	301,201

		312,878

Industrial Conglomerates 0.9%
CK Hutchison Holdings Ltd.	794,376	8,738,503
Hopewell Holdings Ltd.	54,000	171,700
NWS Holdings Ltd.	164,574	260,498

		9,170,701

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Real Estate Management & Development 1.4%
China Overseas Land & Investment Ltd.	1,254,000	$3,997,567
Hang Lung Group Ltd.	141,000	424,807
Hang Lung Properties Ltd.	315,000	636,394
Henderson Land Development Co., Ltd.	8,027	45,343
Kerry Properties Ltd.	93,500	231,489
New World Development Co., Ltd.	1,472,641	1,499,686
Sino Land Co., Ltd.	339,186	558,465
Sun Hung Kai Properties Ltd.	199,221	2,404,377
Swire Pacific Ltd., Class A	113,000	1,277,039
Swire Pacific Ltd., Class B	142,500	282,442
Wharf Holdings Ltd. (The)	154,000	939,789
Wheelock & Co., Ltd.	190,000	892,552

		13,189,950

Road & Rail 0.0%†
MTR Corp., Ltd.	99,453	504,549

		23,743,650

IRELAND 0.3%
Airlines 0.1%
Ryanair Holdings PLC, ADR	32,666	2,271,594

Banks 0.1%
Bank of Ireland*	2,741,000	565,058

Construction Materials 0.1%
CRH PLC, ADR (a)	22,383	662,089

		3,498,741

ISRAEL 1.0%
Banks 0.2%
Bank Hapoalim BM	203,513	1,025,276
Bank Leumi Le-Israel BM*	192,026	674,234
Mizrahi Tefahot Bank Ltd.	25,029	288,605

		1,988,115

Chemicals 0.0%†
Israel Chemicals Ltd.	13,023	50,739

Pharmaceuticals 0.8%
Teva Pharmaceutical Industries Ltd., ADR	159,956	8,034,589

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	1,586	67,444

		10,140,887

ITALY 2.0%
Banks 0.5%
Intesa Sanpaolo SpA	2,122,973	4,043,651
UniCredit SpA	620,415	1,364,450

		5,408,101

Capital Markets 0.0%†
Mediobanca SpA	74,327	428,257

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Diversified Telecommunication Services 0.2%
Telecom Italia SpA*	2,683,808	$2,204,237

Electric Utilities 1.1%
Enel SpA	2,431,168	10,793,045

Insurance 0.2%
Assicurazioni Generali SpA	144,835	1,707,950

		20,541,590

JAPAN 21.2%
Air Freight & Logistics 0.6%
Yamato Holdings Co., Ltd.	289,300	6,642,616

Airlines 0.5%
Japan Airlines Co., Ltd.	159,700	5,137,967

Auto Components 0.9%
Aisin Seiki Co., Ltd.	31,600	1,287,172
Calsonic Kansei Corp.	13,000	98,797
Denso Corp.	6,900	242,779
NHK Spring Co., Ltd.	25,500	206,955
NOK Corp.	17,000	289,096
Sumitomo Electric Industries Ltd.	461,100	6,102,862
Sumitomo Rubber Industries Ltd. (a)	35,500	475,271
Tokai Rika Co., Ltd.	6,900	101,923
Toyoda Gosei Co., Ltd.	10,000	178,093
Toyota Industries Corp.	7,600	302,175
Yokohama Rubber Co., Ltd. (The) (a)	17,100	214,468

		9,499,591

Automobiles 2.5%
Daihatsu Motor Co., Ltd.	33,900	441,582
Honda Motor Co., Ltd. (a)	473,100	11,867,838
Mazda Motor Corp.	107,100	1,417,285
Mitsubishi Motors Corp.	55,000	253,898
Nissan Motor Co., Ltd.	347,500	3,101,201
Suzuki Motor Corp.	273,500	7,405,813
Toyota Motor Corp.	20,800	1,025,410

		25,513,027

Banks 4.2%
Bank of Kyoto Ltd. (The)	25,000	153,342
Chiba Bank Ltd. (The)	73,000	344,980
Chugoku Bank Ltd. (The)	8,800	89,789
Concordia Financial Group Ltd.*	139,000	536,805
Fukuoka Financial Group, Inc.	88,000	290,158
Gunma Bank Ltd. (The)	51,000	185,205
Hachijuni Bank Ltd. (The)	46,000	200,342
Hiroshima Bank Ltd. (The)	12,000	40,096
Hokuhoku Financial Group, Inc.	156,000	177,673
Iyo Bank Ltd. (The)	31,000	189,864
Joyo Bank Ltd. (The)	48,000	179,445
Kyushu Financial Group, Inc.	7,000	34,696
Mitsubishi UFJ Financial Group, Inc.	4,271,700	19,149,406
Mizuho Financial Group, Inc.	3,004,600	4,323,796

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Banks (continued)
Resona Holdings, Inc.	440,400	$1,609,623
Shinsei Bank Ltd.	186,000	270,999
Shizuoka Bank Ltd. (The)	36,000	253,534
Sumitomo Mitsui Financial Group, Inc.	293,100	8,463,281
Sumitomo Mitsui Trust Holdings, Inc.	1,763,000	5,736,473
Yamaguchi Financial Group, Inc.	21,000	198,582

		42,428,089

Beverages 0.0%†
Coca-Cola East Japan Co., Ltd.	4,800	91,870
Coca-Cola West Co., Ltd. (a)	7,600	214,933

		306,803

Building Products 1.0%
Asahi Glass Co., Ltd. (a)	193,000	1,047,390
Daikin Industries Ltd.	96,300	8,093,512
LIXIL Group Corp.	47,400	778,396

		9,919,298

Capital Markets 0.2%
Daiwa Securities Group, Inc.	85,000	447,811
Nomura Holdings, Inc.	463,100	1,647,044
SBI Holdings, Inc.	40,300	401,312

		2,496,167

Chemicals 0.8%
Asahi Kasei Corp.	255,000	1,774,555
Denka Co., Ltd.	60,000	242,644
DIC Corp. (a)	12,000	251,313
Hitachi Chemical Co., Ltd.	16,200	302,558
JSR Corp.	25,000	331,078
Kaneka Corp.	35,000	233,529
Kuraray Co., Ltd. (a)	72,600	866,226
Mitsubishi Chemical Holdings Corp.	278,700	1,277,558
Mitsubishi Gas Chemical Co., Inc.	69,000	359,967
Mitsui Chemicals, Inc.	150,000	551,214
Nippon Shokubai Co., Ltd.	4,400	253,072
Sumitomo Chemical Co., Ltd.	303,000	1,250,196
Teijin Ltd.	124,000	410,880
Tosoh Corp.	94,000	433,587
Ube Industries Ltd.	98,000	162,195

		8,700,572

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co., Ltd.	60,000	668,696
Toppan Printing Co., Ltd.	57,000	490,128

		1,158,824

Construction & Engineering 0.1%
COMSYS Holdings Corp. (a)	12,700	205,899
JGC Corp.	7,000	100,209
Kinden Corp.	9,000	97,424
Nippo Corp.	7,000	119,073
Obayashi Corp.	26,000	276,819

		799,424

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction Materials 0.0%†
Taiheiyo Cement Corp.	141,000	$333,968

Consumer Finance 0.0%†
Hitachi Capital Corp. (a)	7,000	138,929

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	19,800	378,339

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	138,778

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co., Ltd.	98,800	379,646
ORIX Corp.	103,700	1,341,927

		1,721,573

Diversified Telecommunication Services 1.3%
Nippon Telegraph & Telephone Corp.	273,200	12,811,691

Electrical Equipment 0.0%†
Fuji Electric Co., Ltd.	68,000	283,120
Ushio, Inc.	10,600	124,535

		407,655

Electronic Equipment, Instruments & Components 0.5%
Azbil Corp.	1,100	32,395
Citizen Holdings Co., Ltd.	30,300	147,477
Hitachi High-Technologies Corp.	4,100	112,208
Hitachi Ltd.	617,000	2,585,140
Ibiden Co., Ltd.	16,900	191,079
Kyocera Corp.	14,600	694,709
Nippon Electric Glass Co., Ltd.	42,000	175,329
TDK Corp.	21,200	1,186,698

		5,125,035

Food & Staples Retailing 0.2%
Aeon Co., Ltd.	113,900	1,768,477
UNY Group Holdings Co., Ltd.	29,300	246,519

		2,014,996

Food Products 0.4%
House Foods Group, Inc.	5,300	122,926
NH Foods Ltd.	169,000	4,139,485

		4,262,411

Health Care Providers & Services 0.3%
Alfresa Holdings Corp.	6,200	129,531
Medipal Holdings Corp.	17,600	289,359
Suzuken Co., Ltd.	89,280	2,810,200

		3,229,090

Household Durables 0.7%
Iida Group Holdings Co., Ltd.	17,700	362,480
Nikon Corp. (a)	41,100	556,486
Sekisui Chemical Co., Ltd.	22,000	271,058
Sekisui House Ltd.	77,000	1,348,430
Sony Corp.	164,900	4,858,280
Sumitomo Forestry Co., Ltd. (a)	16,600	225,299

		7,622,033

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Industrial Conglomerates 0.0%†
Nisshinbo Holdings, Inc.	18,000	$163,086

Information Technology Services 0.1%
Fujitsu Ltd.	209,000	768,559

Insurance 1.0%
Dai-ichi Life Insurance Co., Ltd. (The)	88,600	991,823
MS&AD Insurance Group Holdings, Inc.	33,400	865,398
Sompo Japan Nipponkoa Holdings, Inc.	253,700	6,751,515
T&D Holdings, Inc.	81,700	693,799
Tokio Marine Holdings, Inc.	20,800	692,455

		9,994,990

Leisure Products 0.0%†
Sankyo Co., Ltd.	4,200	157,471
Sega Sammy Holdings, Inc.	9,700	104,470

		261,941

Machinery 0.9%
Amada Holdings Co., Ltd.	39,400	399,994
DMG Mori Co., Ltd. (a)	330,100	3,184,875
Ebara Corp.	62,000	341,544
Glory Ltd.	3,800	103,396
Hitachi Construction Machinery Co., Ltd.	18,100	264,188
IHI Corp. (a)	130,000	350,414
JTEKT Corp.	39,200	444,312
Komatsu Ltd.	114,200	1,983,845
Kurita Water Industries Ltd.	8,900	198,397
Mitsubishi Heavy Industries Ltd.	392,000	1,576,319
NSK Ltd.	9,600	70,271
NTN Corp. (a)	56,000	151,108
Sumitomo Heavy Industries Ltd.	92,000	404,147
THK Co., Ltd.	12,000	204,533

		9,677,343

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.	35,000	82,500
Mitsui OSK Lines Ltd.	173,000	367,885
Nippon Yusen KK	306,000	538,326

		988,711

Media 0.5%
Dentsu, Inc. (a)	115,800	5,428,223
Fuji Media Holdings, Inc.	6,200	69,713
Nippon Television Holdings, Inc.	3,100	51,182
SKY Perfect JSAT Holdings, Inc.	21,500	99,450

		5,648,568

Metals & Mining 0.5%
Daido Steel Co., Ltd. (a)	7,000	23,976
Hitachi Metals Ltd.	40,800	414,494
JFE Holdings, Inc.	103,000	1,343,656
Kobe Steel Ltd.	412,000	338,612
Mitsubishi Materials Corp.	220,000	526,759
Nippon Steel & Sumitomo Metal Corp.	101,799	1,970,792
Sumitomo Metal Mining Co., Ltd.	71,000	722,239

		5,340,528

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Multiline Retail 0.1%
H2O Retailing Corp.	14,400	$194,434
Isetan Mitsukoshi Holdings Ltd.	24,900	221,630
J. Front Retailing Co., Ltd.	40,200	416,808
Takashimaya Co., Ltd.	33,000	236,364

		1,069,236

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd. (a)	11,600	251,837
INPEX Corp.	120,900	945,510
JX Holdings, Inc.	242,100	944,994
Showa Shell Sekiyu KK (a)	18,200	169,873

		2,312,214

Paper & Forest Products 0.1%
Nippon Paper Industries Co., Ltd. (a)	17,000	296,842
Oji Holdings Corp.	165,000	633,436

		930,278

Pharmaceuticals 0.0%†
Otsuka Holdings Co., Ltd.	2,300	105,991

Real Estate Management & Development 1.8%
Daiwa House Industry Co., Ltd.	299,800	8,804,228
Mitsui Fudosan Co., Ltd.	378,000	8,675,397
Nomura Real Estate Holdings, Inc.	10,400	181,731
Tokyo Tatemono Co., Ltd.	11,700	140,310

		17,801,666

Road & Rail 0.2%
Hankyu Hanshin Holdings, Inc.	140,000	1,043,916
Hitachi Transport System Ltd.	6,400	105,285
Nippon Express Co., Ltd.	173,000	790,561
Seino Holdings Co., Ltd.	13,600	124,676

		2,064,438

Semiconductors & Semiconductor Equipment 0.0%†
Rohm Co., Ltd.	5,800	228,927

Specialty Retail 0.1%
Aoyama Trading Co., Ltd.	3,300	121,692
K’s Holdings Corp. (a)	10,800	201,547
Yamada Denki Co., Ltd. (a)	95,400	503,600

		826,839

Technology Hardware, Storage & Peripherals 0.4%
Brother Industries Ltd.	42,700	458,014
FUJIFILM Holdings Corp.	23,500	911,810
Konica Minolta, Inc.	95,800	697,861
NEC Corp.	555,000	1,293,075
Ricoh Co., Ltd. (a)	150,100	1,301,140

		4,661,900

Trading Companies & Distributors 0.7%
ITOCHU Corp.	200,700	2,455,207
Marubeni Corp.	305,700	1,381,071
Mitsubishi Corp.	61,400	1,081,090

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors (continued)
Mitsui & Co., Ltd.	81,000	$966,911
Sojitz Corp. (a)	150,800	357,326
Sumitomo Corp.	55,900	563,466
Toyota Tsusho Corp.	43,000	925,762

		7,730,833

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	26,000	240,313
Mitsubishi Logistics Corp. (a)	6,000	83,942

		324,255

		221,687,179

LUXEMBOURG 0.5%
Metals & Mining 0.5%
ArcelorMittal*	1,088,921	4,964,610

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	2,189	134,272

		5,098,882

NETHERLANDS 7.9%
Banks 1.3%
ING Groep NV, CVA	1,297,904	13,428,001

Chemicals 0.2%
Akzo Nobel NV	6,526	405,400
Koninklijke DSM NV	26,556	1,532,028

		1,937,428

Construction & Engineering 0.0%†
Boskalis Westminster	11,692	398,962

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	247,714	882,961

Food & Staples Retailing 0.0%†
Koninklijke Ahold NV	22,121	488,489

Industrial Conglomerates 0.4%
Koninklijke Philips NV	134,758	3,346,887
Koninklijke Philips NV, NYRS	27,911	696,100

		4,042,987

Insurance 0.9%
Aegon NV	159,908	633,608
ASR Nederland NV*	173,462	3,744,114
NN Group NV	173,681	4,781,164

		9,158,886

Oil, Gas & Consumable Fuels 5.0%
Royal Dutch Shell PLC, Class A	881,907	24,221,722
Royal Dutch Shell PLC, Class A, ADR (a)	268,366	14,819,171
Royal Dutch Shell PLC, Class B, ADR (a)	223,258	12,502,448

		51,543,341

Professional Services 0.0%†
Randstad Holding NV	4,699	187,918

		82,068,973

Common Stocks (continued)

	Shares	Market Value

NEW ZEALAND 0.0%†
Construction Materials 0.0%†
Fletcher Building Ltd.	46,423	$285,549

Food Products 0.0%†
Fonterra Co.-operative Group Ltd.	5,807	22,696

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	13,037	60,647

		368,892

NORWAY 0.9%
Banks 0.1%
DNB ASA	86,384	1,033,999

Chemicals 0.0%†
Yara International ASA	7,990	253,817

Insurance 0.0%†
Storebrand ASA*	36,062	136,799

Metals & Mining 0.6%
Norsk Hydro ASA	1,631,379	5,972,203

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	106,268	1,836,147

		9,232,965

PORTUGAL 0.0%†
Banks 0.0%†
Banco Espirito Santo SA* (b)	146,163	0

SINGAPORE 0.5%
Airlines 0.0%†
Singapore Airlines Ltd. (a)	46,700	370,841

Banks 0.1%
DBS Group Holdings Ltd.	63,300	746,365

Food & Staples Retailing 0.0%†
Olam International Ltd.	76,000	104,894

Food Products 0.1%
Golden Agri-Resources Ltd.	953,500	249,484
Wilmar International Ltd.	119,000	289,682

		539,166

Industrial Conglomerates 0.2%
Keppel Corp., Ltd. (a)	297,500	1,227,280
Sembcorp Industries Ltd. (a)	134,700	285,250

		1,512,530

Real Estate Management & Development 0.1%
CapitaLand Ltd.	174,800	401,337
City Developments Ltd.	75,500	458,802
Frasers Centrepoint Ltd.	26,400	30,066
United Industrial Corp., Ltd.	14,000	28,769
UOL Group Ltd.	54,910	223,827

		1,142,801

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U (a)	1,134,600	513,298

		4,929,895

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA 0.7%
Technology Hardware, Storage & Peripherals 0.7%
Samsung Electronics Co., Ltd.	5,675	$7,067,368

SPAIN 1.9%
Banks 1.6%
Banco de Sabadell SA	524,602	694,707
Banco Popular Espanol SA	158,422	205,878
Banco Santander SA	2,823,132	10,955,667
Bankia SA	5,737,424	4,176,675
CaixaBank SA (a)	50,359	110,990

		16,143,917

Electric Utilities 0.1%
Acciona SA	125	9,122
Iberdrola SA	202,218	1,379,443

		1,388,565

Independent Power and Renewable Electricity Producers 0.0%†
EDP Renovaveis SA	32,575	245,191

Insurance 0.0%†
Mapfre SA (a)	88,168	193,632

Oil, Gas & Consumable Fuels 0.2%
Repsol SA (a)	147,675	1,893,028

		19,864,333

SWEDEN 2.8%
Banks 1.2%
Nordea Bank AB	1,107,724	9,397,539
Skandinaviska Enskilda Banken AB, Class A	192,270	1,679,609
Svenska Handelsbanken AB, Class A	45,267	549,565
Swedbank AB, Class A	43,995	924,031

		12,550,744

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class A	10,933	81,293
Telefonaktiebolaget LM Ericsson, Class B	311,858	2,395,866

		2,477,159

Diversified Telecommunication Services 0.1%
Telia Co AB	309,697	1,466,563

Food & Staples Retailing 0.0%†
ICA Gruppen AB	1,850	62,003

Household Durables 0.6%
Electrolux AB Series B	212,058	5,781,729

Household Products 0.3%
Svenska Cellulosa AB SCA, Class A	3,365	108,033
Svenska Cellulosa AB SCA, Class B	80,188	2,576,494

		2,684,527

Machinery 0.3%
Sandvik AB	277,543	2,778,741
Trelleborg AB, Class B	3,463	61,453

		2,840,194

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Metals & Mining 0.1%
Boliden AB	47,773	$933,680

Pharmaceuticals 0.0%†
Meda AB, Class A	22,384	405,895

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	50,129	440,100

		29,642,594

SWITZERLAND 6.7%
Beverages 0.0%†
Coca-Cola HBC AG*	25,227	510,456

Capital Markets 0.5%
Credit Suisse Group AG REG*	137,275	1,462,311
Julius Baer Group Ltd.*	4,544	182,888
UBS Group AG REG	250,795	3,254,214

		4,899,413

Chemicals 0.1%
Clariant AG*	60,752	1,026,670

Construction Materials 0.5%
LafargeHolcim Ltd. REG*	117,357	4,888,622

Electrical Equipment 0.6%
ABB Ltd. REG*	319,223	6,318,093

Insurance 2.0%
Baloise Holding AG REG	6,242	695,236
Swiss Life Holding AG REG*	4,262	984,939
Swiss Re AG	52,679	4,601,007
Zurich Insurance Group AG*	61,904	15,313,982

		21,595,164

Metals & Mining 0.4%
Glencore PLC*	1,788,635	3,686,593

Pharmaceuticals 0.9%
Novartis AG REG	76,513	6,315,272
Roche Holding AG	15,476	4,083,804

		10,399,076

Professional Services 0.2%
Adecco Group AG REG	36,590	1,845,529

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV (a)	95,857	559,652

Specialty Retail 0.1%
Dufry AG REG*	4,620	552,566

Textiles, Apparel & Luxury Goods 0.6%
Cie Financiere Richemont SA REG	71,110	4,162,403
Swatch Group AG (The) REG	9,356	535,796
Swatch Group AG (The) — Bearer Shares (a)	7,049	2,051,272

		6,749,471

Trading Companies & Distributors 0.7%
Wolseley PLC	138,433	7,168,564

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Transportation Infrastructure 0.0%†
Flughafen Zuerich AG REG	539	$95,387

		70,295,256

UNITED KINGDOM 15.8%
Air Freight & Logistics 0.1%
Royal Mail PLC	82,151	551,935

Banks 2.8%
Barclays PLC, ADR (a)	341,120	2,592,512
HSBC Holdings PLC, ADR	404,179	12,654,845
HSBC Holdings PLC	104,258	645,936
Lloyds Banking Group PLC, ADR (a)	13,562	40,279
Lloyds Banking Group PLC	6,851,362	4,962,376
Royal Bank of Scotland Group PLC, ADR* (a)	136,811	643,012
Standard Chartered PLC	997,041	7,564,526

		29,103,486

Capital Markets 0.0%†
3i Group PLC	30,720	225,396

Energy Equipment & Services 0.0%†
Seadrill Ltd.* (a)	45,287	146,736
Subsea 7 SA* (a)	19,566	192,324

		339,060

Food & Staples Retailing 0.2%
J Sainsbury PLC	380,657	1,185,819
Wm Morrison Supermarkets PLC (a)	194,974	489,464

		1,675,283

Hotels, Restaurants & Leisure 0.4%
InterContinental Hotels Group PLC	123,398	4,550,952

Household Durables 0.4%
Barratt Developments PLC	789,570	4,290,544

Insurance 1.0%
Aviva PLC	107,203	565,098
Old Mutual PLC	2,525	6,821
Prudential PLC	565,047	9,588,231

		10,160,150

Media 0.1%
Pearson PLC, ADR (a)	30,436	395,364
Pearson PLC	39,581	514,874

		910,238

Metals & Mining 1.3%
Anglo American PLC	190,423	1,866,572
Rio Tinto Ltd.	72,682	2,514,113
Rio Tinto PLC	284,845	8,849,149

		13,229,834

Multi-Utilities 1.4%
Centrica PLC	2,004,023	6,060,151
National Grid PLC	551,505	8,110,062

		14,170,213

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Oil, Gas & Consumable Fuels 2.2%
BP PLC, ADR (a)	656,728	$23,320,411

Pharmaceuticals 1.4%
GlaxoSmithKline PLC	701,175	15,057,740

Specialty Retail 0.1%
Kingfisher PLC	230,130	988,428

Tobacco 1.0%
British American Tobacco PLC	168,383	10,916,109

Wireless Telecommunication Services 3.4%
Vodafone Group PLC, ADR	213,058	6,581,362
Vodafone Group PLC	9,217,193	28,101,923

		34,683,285

		164,173,064

UNITED STATES 0.6%
Biotechnology 0.5%
Shire PLC	88,573	5,474,034

Hotels, Restaurants & Leisure 0.1%
Carnival PLC	12,376	548,997
Carnival PLC, ADR	8,879	397,690

		946,687

		6,420,721

Total Common Stocks (cost $1,137,535,305)		1,020,792,496

Preferred Stocks 0.4%
GERMANY 0.4%
Automobiles 0.4%
Bayerische Motoren Werke AG — Preference Shares	4,729	301,458
Porsche Automobil Holding SE — Preference Shares	11,715	541,489
Volkswagen AG — Preference Shares	28,020	3,393,792

		4,236,739

Total Preferred Stocks (cost $7,798,418)		4,236,739

Right 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $0.00 on 7/1/2016* (a)	147,675	48,018

Total Right (cost $45,229)		48,018

15

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Repurchase Agreements 8.9%

	Principal Amount	Market Value

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $9,000,110, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $9,180,000. (c)(d)	$9,000,000	$9,000,000
BNP Paribas Securities Corp.,0.40%, dated 06/30/16, due 07/01/16, repurchase price $8,000,089, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $8,160,000. (c)(d)	8,000,000	8,000,000
Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $4,018,445, collateralized by U.S. Government Agency Securities, ranging from 2.00% - 11.50%, maturing 07/01/16 - 02/20/61; total market value $4,080,001. (c)(d)(e)	4,000,000	4,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,651,448, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $1,684,457. (c)(d)	1,651,428	1,651,428
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $15,001,546, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $15,301,577. (c)(d)	15,000,000	15,000,000
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $5,000,083, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $5,100,085. (c)(d)	5,000,000	5,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $10,000,117, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $10,200,000. (c)(d)	10,000,000	10,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $20,001,439, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $20,400,734. (c)(d)	$20,000,000	$20,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $20,003,111, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $20,400,474.(c)(d)(f)	20,000,000	20,000,000

Total Repurchase Agreements (cost $92,651,428)		92,651,428

Total Investments (cost $1,238,030,380) (g) — 107.2%		1,117,728,681

Liabilities in excess of other assets — (7.2)%		(75,394,418)

NET ASSETS — 100.0%		$1,042,334,263

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $92,407,549, which was collateralized by repurchase agreements with a total value of $92,651,428 and $2,658,861 of collateral in the form of U,S. Government Treasury Securities, interest rates ranging from 0.00% - 6.25%, and maturity dates ranging from 08/31/16 - 08/15/45, a total value of $95,310,289.

(b)	Fair valued security.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $92,651,428.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	The repurchase agreement has a daily put feature.

(f)	Illiquid security.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%. Types

16

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CVA	Dutch Certificate

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SpA	Limited Share Company

At June 30, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Citibank NA	08/12/16	(2,430,327)	$(1,786,023)	$(1,809,924)	$(23,901)
British Pound	Standard Chartered Bank	08/12/16	(2,150,085)	(3,129,389)	(2,863,293)	266,096
British Pound	Deutsche Bank Securities, Inc.	08/12/16	(2,600,299)	(3,494,448)	(3,462,847)	31,601
British Pound	BNP Paribas	08/12/16	(1,516,036)	(2,194,230)	(2,018,923)	175,307
British Pound	Royal Bank of Scotland	08/12/16	(15,224,156)	(22,090,372)	(20,274,179)	1,816,193
Canadian Dollar	Standard Chartered Bank	08/12/16	(4,981,688)	(3,971,266)	(3,856,455)	114,811
Euro	Goldman Sachs International	08/12/16	(1,766,787)	(1,972,579)	(1,963,475)	9,104
Euro	Deutsche Bank Securities, Inc.	08/12/16	(4,238,804)	(4,791,849)	(4,710,689)	81,160
Euro	Goldman Sachs International	08/12/16	(3,084,328)	(3,527,052)	(3,427,690)	99,362
Euro	Morgan Stanley Co., Inc.	08/12/16	(1,917,299)	(2,157,720)	(2,130,742)	26,978
Euro	Societe Generale	08/12/16	(1,152,009)	(1,291,141)	(1,280,257)	10,884
Euro	Societe Generale	08/12/16	(3,764,918)	(4,199,073)	(4,184,047)	15,026
Euro	Standard Chartered Bank	08/12/16	(3,313,856)	(3,740,070)	(3,682,771)	57,299
Euro	Citibank NA	08/12/16	(22,692,046)	(26,039,333)	(25,218,237)	821,096
Euro	Citibank NA	08/12/16	(2,633,948)	(2,924,736)	(2,927,172)	(2,436)
Japanese Yen	Royal Bank of Canada	08/12/16	(205,695,162)	(1,892,205)	(1,994,319)	(102,114)
Swiss Franc	Citibank NA	08/12/16	(2,520,151)	(2,618,813)	(2,587,060)	31,753
Swiss Franc	HSBC Bank PLC	08/12/16	(1,375,420)	(1,411,672)	(1,411,937)	(265)

Total Short Contracts				$(93,231,971)	$(89,804,017)	$3,427,954

17

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Royal Bank of Canada	08/12/16	33,615,576	$25,042,293	$25,034,346	$(7,947)
British Pound	Royal Bank of Scotland	08/12/16	2,582,533	3,652,089	3,439,188	(212,901)
British Pound	Goldman Sachs International	08/12/16	801,710	1,156,887	1,067,646	(89,241)
British Pound	Deutsche Bank Securities, Inc.	08/12/16	2,319,246	3,197,846	3,088,566	(109,280)
British Pound	Deutsche Bank Securities, Inc.	08/12/16	1,054,100	1,502,139	1,403,757	(98,382)
British Pound	Citibank NA	08/12/16	1,162,755	1,684,715	1,548,454	(136,261)
British Pound	Citibank NA	08/12/16	958,354	1,384,006	1,276,251	(107,755)
British Pound	Goldman Sachs International	08/12/16	1,426,054	2,081,846	1,899,092	(182,754)
British Pound	Deutsche Bank Securities, Inc.	08/12/16	876,277	1,241,831	1,166,948	(74,883)
British Pound	State Street Bank and Trust Co.	08/12/16	1,144,230	1,664,122	1,523,784	(140,338)
Euro	Standard Chartered Bank	08/12/16	1,662,573	1,893,858	1,847,659	(46,199)
Euro	Citibank NA	08/12/16	1,075,973	1,230,041	1,195,756	(34,285)
Euro	Toronto Dominion Bank	08/12/16	1,064,429	1,237,841	1,182,927	(54,914)
Euro	Citibank NA	08/12/16	1,769,570	2,012,904	1,966,568	(46,336)
Euro	Deutsche Bank Securities, Inc.	08/12/16	3,253,941	3,645,419	3,616,186	(29,233)
Euro	Societe Generale	08/12/16	2,507,363	2,791,655	2,786,495	(5,160)
Euro	Toronto Dominion Bank	08/12/16	2,682,478	3,003,348	2,981,105	(22,243)
Euro	Standard Chartered Bank	08/12/16	1,257,161	1,383,965	1,397,114	13,149
Euro	Morgan Stanley Co., Inc.	08/12/16	1,688,496	1,874,955	1,876,468	1,513
Euro	BNP Paribas	08/12/16	1,817,145	2,043,068	2,019,438	(23,630)
Hong Kong Dollar	Standard Chartered Bank	08/12/16	8,830,239	1,138,536	1,138,797	261
Japanese Yen	Toronto Dominion Bank	08/12/16	294,437,676	2,679,395	2,854,723	175,328
Japanese Yen	Deutsche Bank Securities, Inc.	08/12/16	114,379,952	1,101,637	1,108,972	7,335
Japanese Yen	Standard Chartered Bank	08/12/16	891,124,974	8,258,753	8,639,910	381,157
Singapore Dollar	State Street Bank and Trust Co.	08/12/16	9,325,930	6,852,147	6,920,512	68,365
Swedish Krona	Citibank NA	08/12/16	7,868,807	980,544	931,620	(48,924)
Swiss Franc	Morgan Stanley Co., Inc.	08/12/16	1,998,737	2,065,255	2,051,803	(13,452)
Swiss Franc	Goldman Sachs International	08/12/16	1,461,820	1,515,672	1,500,631	(15,041)
Swiss Franc	Morgan Stanley Co., Inc.	08/12/16	16,561,628	17,416,024	17,001,336	(414,688)

Total Long Contracts				$105,732,791	$104,466,052	$(1,266,739)

At June 30, 2016, the Fund’s open forward foreign cross currency contracts were as follows (Note 2):

Counterparty	Delivery Date	Currency Received		Currency Delivered		Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Citibank NA	08/12/16	1,227,700	British Pound	(2,286,866)	Canadian Dollar	$1,770,323	$1,634,942	$(135,381)
Royal Bank of Scotland	08/12/16	1,412,599	Canadian Dollar	(117,645,738)	Japanese Yen	1,140,635	1,093,529	(47,106)
Deutsche Bank Securities, Inc.	08/12/16	2,323,152	Euro	(259,361,357)	Japanese Yen	2,514,641	2,581,777	67,136
HSBC Bank PLC	08/12/16	13,613,973	Hong Kong Dollar	(190,978,991)	Japanese Yen	1,851,639	1,755,734	(95,905)
Deutsche Bank Securities, Inc.	08/12/16	2,447,017	Euro	(22,863,322)	Swedish Krona	2,706,882	2,719,431	12,549
State Street Bank and Trust Co.	08/12/16	6,582,913	Euro	(7,284,981)	Swiss Franc	7,478,396	7,315,756	(162,640)

						$17,462,516	$17,101,169	$(361,347)

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund
Assets:
Investments, at value* (cost $1,145,378,952)	$1,025,077,253
Repurchase agreements, at value (cost $92,651,428)	92,651,428

Total Investments, at value (total cost $1,238,030,380)	1,117,728,681

Cash	23,154,798
Deposits with broker for futures contracts	911,000
Foreign currencies, at value (cost $3,298,227)	3,287,719
Dividends receivable	2,878,596
Security lending income receivable	128,298
Receivable for investments sold	10,259,150
Receivable for capital shares issued	387,158
Reclaims receivable	1,213,564
Receivable for variation margin on futures contracts	324,801
Unrealized appreciation on forward foreign currency contracts (Note 2)	4,283,463
Prepaid expenses	6,554

Total Assets	1,164,563,782

Liabilities:
Payable for investments purchased	26,340,936
Payable for capital shares redeemed	2,732
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,483,595
Payable upon return of securities loaned (Note 2)	92,651,428
Accrued expenses and other payables:
Investment advisory fees	615,648
Fund administration fees	28,279
Distribution fees	11,830
Administrative servicing fees	15,025
Accounting and transfer agent fees	9,049
Custodian fees	5,175
Compliance program costs (Note 3)	1,114
Professional fees	44,442
Printing fees	19,477
Other	789

Total Liabilities	122,229,519

Net Assets	$1,042,334,263

Represented by:
Capital	$1,286,816,177
Accumulated undistributed net investment income	45,703,724
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(171,556,647)
Net unrealized appreciation/(depreciation) from investments	(120,301,699)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,799,868
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(127,160)

Net Assets	$1,042,334,263

*	Includes value of securities on loan of $92,407,549 (Note 2).

19

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$29,159,640
Class II Shares	56,290,249
Class IV Shares	8,736,111
Class Y Shares	948,148,263

Total	$1,042,334,263

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,294,341
Class II Shares	6,414,905
Class IV Shares	986,114
Class Y Shares	106,973,956

Total	117,669,316

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.85
Class II Shares	$8.77
Class IV Shares	$8.86
Class Y Shares	$8.86

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$28,419,723
Income from securities lending (Note 2)	721,863
Interest income	20,712
Foreign tax withholding	(2,405,068)

Total Income	26,757,230

EXPENSES:
Investment advisory fees	3,732,706
Fund administration fees	166,682
Distribution fees Class II Shares	72,788
Administrative servicing fees Class I Shares	22,336
Administrative servicing fees Class II Shares	43,674
Administrative servicing fees Class IV Shares	6,853
Professional fees	55,388
Printing fees	14,271
Trustee fees	16,745
Custodian fees	20,199
Accounting and transfer agent fees	22,326
Compliance program costs (Note 3)	2,269
Other	16,729

Total expenses before fees waived	4,192,966

Investment advisory fees waived (Note 3)	(82,475)

Net Expenses	4,110,491

NET INVESTMENT INCOME	22,646,739

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(34,655,585)
Net realized losses from futures transactions (Note 2)	(461,912)
Net realized gains from forward and foreign currency transactions (Note 2)	2,464,587

Net realized losses from investments, futures, forward and foreign currency transactions	(32,652,910)

Net change in unrealized appreciation/(depreciation) from investments	(57,181,626)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,145,278
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(42,769)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(56,079,117)

Net realized/unrealized losses from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(88,732,027)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,085,288)

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$22,646,739	$25,489,027
Net realized losses from investments, futures, forward and foreign currency transactions	(32,652,910)	(19,519,416)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(56,079,117)	(64,265,673)

Change in net assets resulting from operations	(66,085,288)	(58,296,062)

Distributions to Shareholders From:
Net investment income:
Class I	–	(444,444)
Class II	–	(659,473)
Class IV	–	(130,389)
Class Y	–	(13,642,621)

Change in net assets from shareholder distributions	–	(14,876,927)

Change in net assets from capital transactions	29,045,870	98,562,075

Change in net assets	(37,039,418)	25,389,086

Net Assets:
Beginning of period	1,079,373,681	1,053,984,595

End of period	$1,042,334,263	$1,079,373,681

Accumulated undistributed net investment income at end of period	$45,703,724	$23,056,985

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,516,431	$3,796,147
Dividends reinvested	–	444,444
Cost of shares redeemed	(2,420,191)	(6,682,897)

Total Class I Shares	(903,760)	(2,442,306)

Class II Shares
Proceeds from shares issued	9,668,563	9,421,392
Dividends reinvested	–	659,473
Cost of shares redeemed	(9,854,368)	(10,507,971)

Total Class II Shares	(185,805)	(427,106)

Class IV Shares
Proceeds from shares issued	80,678	195,916
Dividends reinvested	–	130,389
Cost of shares redeemed	(875,951)	(1,530,319)

Total Class IV Shares	(795,273)	(1,204,014)

Class Y Shares
Proceeds from shares issued	43,132,809	122,700,789
Dividends reinvested	–	13,642,621
Cost of shares redeemed	(12,202,101)	(33,707,909)

Total Class Y Shares	30,930,708	102,635,501

Change in net assets from capital transactions	$29,045,870	$98,562,075

22

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	172,054	367,124
Reinvested	–	46,200
Redeemed	(271,371)	(660,024)

Total Class I Shares	(99,317)	(246,700)

Class II Shares
Issued	1,113,789	961,815
Reinvested	–	68,983
Redeemed	(1,101,600)	(1,022,411)

Total Class II Shares	12,189	8,387

Class IV Shares
Issued	8,963	19,414
Reinvested	–	13,540
Redeemed	(98,866)	(148,601)

Total Class IV Shares	(89,903)	(115,647)

Class Y Shares
Issued	4,810,468	11,829,444
Reinvested	–	1,416,679
Redeemed	(1,309,498)	(3,120,990)

Total Class Y Shares	3,500,970	10,125,133

Total change in shares	3,323,939	9,771,173

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.44	0.19	(0.78)	(0.59)	–	–	–	$8.85	(6.25%	)	$29,159,640	0.92%	4.24%	0.94%	24.38%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.13)	(0.13)	–	$9.44	(5.12%	)	$32,030,091	0.91%	2.18%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.43	(1.49)	(1.06)	(0.47)	(0.47)	–	$10.08	(9.46%	)	$36,695,627	0.91%	3.88%	0.93%	39.65%
Year Ended December 31, 2013	$9.78	0.20	1.88	2.08	(0.25)	(0.25)	–	$11.61	21.41%		$1,722,688	0.92%	1.90%	0.94%	35.44%
Year Ended December 31, 2012	$8.37	0.27	1.18	1.45	(0.04)	(0.04)	–	$9.78	17.29%		$823,811	0.93%	2.97%	0.95%	68.36%
Year Ended December 31, 2011	$10.18	0.25	(1.87)	(1.62)	(0.19)	(0.19)	–	$8.37	(16.24%	)	$767,343	0.94%	2.56%	0.95%	53.15%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.37	0.18	(0.78)	(0.60)	–	–	–	$8.77	(6.40%	)	$56,290,249	1.17%	4.09%	1.19%	24.38%
Year Ended December 31, 2015	$10.01	0.20	(0.73)	(0.53)	(0.11)	(0.11)	–	$9.37	(5.34%	)	$59,983,984	1.16%	1.92%	1.18%	47.51%
Year Ended December 31, 2014	$11.55	0.39	(1.46)	(1.07)	(0.47)	(0.47)	–	$10.01	(9.68%	)	$64,017,745	1.16%	3.55%	1.18%	39.65%
Year Ended December 31, 2013	$9.75	0.19	1.85	2.04	(0.24)	(0.24)	–	$11.55	21.05%		$519,990	1.17%	1.83%	1.19%	35.44%
Year Ended December 31, 2012	$8.34	0.24	1.18	1.42	(0.01)	(0.01)	–	$9.75	17.05%		$519,568	1.18%	2.70%	1.20%	68.36%
Year Ended December 31, 2011	$10.13	0.23	(1.86)	(1.63)	(0.16)	(0.16)	–	$8.34	(16.41%	)	$562,055	1.19%	2.32%	1.20%	53.15%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.45	0.19	(0.78)	(0.59)	–	–	–	$8.86	(6.24%	)	$8,736,111	0.92%	4.19%	0.94%	24.38%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.12)	(0.12)	–	$9.45	(5.09%	)	$10,164,408	0.91%	2.19%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.42	(1.48)	(1.06)	(0.47)	(0.47)	–	$10.08	(9.46%	)	$12,013,545	0.91%	3.74%	0.93%	39.65%
Year Ended December 31, 2013	$9.77	0.22	1.86	2.08	(0.24)	(0.24)	–	$11.61	21.45%		$15,058,439	0.92%	2.07%	0.94%	35.44%
Year Ended December 31, 2012	$8.37	0.27	1.17	1.44	(0.04)	(0.04)	–	$9.77	17.16%		$14,474,909	0.93%	3.00%	0.95%	68.36%
Year Ended December 31, 2011	$10.17	0.25	(1.86)	(1.61)	(0.19)	(0.19)	–	$8.37	(16.16%	)	$15,762,492	0.94%	2.55%	0.95%	53.15%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.44	0.20	(0.78)	(0.58)	–	–	–	$8.86	(6.14%	)	$948,148,263	0.77%	4.42%	0.79%	24.38%
Year Ended December 31, 2015	$10.08	0.24	(0.74)	(0.50)	(0.14)	(0.14)	–	$9.44	(5.01%	)	$977,195,198	0.76%	2.31%	0.78%	47.51%
Year Ended December 31, 2014	$11.60	0.42	(1.46)	(1.04)	(0.48)	(0.48)	–	$10.08	(9.34%	)	$941,257,678	0.76%	3.78%	0.78%	39.65%
Year Ended December 31, 2013	$9.77	0.23	1.86	2.09	(0.26)	(0.26)	–	$11.60	21.53%		$921,221,935	0.77%	2.18%	0.79%	35.44%
Year Ended December 31, 2012	$8.36	0.28	1.18	1.46	(0.05)	(0.05)	–	$9.77	17.49%		$755,742,787	0.78%	3.08%	0.80%	68.36%
Year Ended December 31, 2011	$10.17	0.24	(1.85)	(1.61)	(0.20)	(0.20)	–	$8.36	(16.10%	)	$599,252,325	0.80%	2.55%	0.81%	53.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1 (a)	Level 2 (a)	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$3,592,986	$—	$3,592,986
Air Freight & Logistics	—	7,510,229	—	7,510,229
Airlines	2,271,594	6,479,822	—	8,751,416
Auto Components	—	10,554,332	—	10,554,332
Automobiles	—	59,304,906	—	59,304,906
Banks	22,797,452	157,469,319	—	180,266,771
Beverages	—	7,241,575	—	7,241,575
Biotechnology	—	5,474,034	—	5,474,034
Building Products	—	14,196,604	—	14,196,604
Capital Markets	225,062	11,573,003	—	11,798,065
Chemicals	—	16,015,422	—	16,015,422
Commercial Services & Supplies	—	2,103,520	—	2,103,520
Communications Equipment	—	2,477,159	—	2,477,159
Construction & Engineering	315,928	2,078,949	—	2,394,877
Construction Materials	662,089	10,549,274	—	11,211,363
Consumer Finance	—	138,929	—	138,929
Containers & Packaging	—	378,339	—	378,339
Distributors	—	138,778	—	138,778
Diversified Financial Services	67,689	1,721,573	—	1,789,262
Diversified Telecommunication Services	—	24,439,457	—	24,439,457
Electric Utilities	—	13,416,843	—	13,416,843
Electrical Equipment	—	13,859,517	—	13,859,517
Electronic Equipment, Instruments & Components	—	5,289,085	—	5,289,085
Energy Equipment & Services	121,251	217,809	—	339,060
Food & Staples Retailing	673,357	10,190,451	—	10,863,808
Food Products	108,912	4,824,273	—	4,933,185
Health Care Providers & Services	—	3,229,090	—	3,229,090
Hotels, Restaurants & Leisure	397,690	5,922,754	—	6,320,444
Household Durables	—	17,694,306	—	17,694,306
Household Products	—	2,684,527	—	2,684,527
Independent Power and Renewable Electricity Producers	—	245,191	—	245,191
Industrial Conglomerates	696,100	24,761,238	—	25,457,338
Information Technology Services	—	5,995,919	—	5,995,919
Insurance	10,574,799	76,536,922	—	87,111,721
Leisure Products	—	261,941	—	261,941
Machinery	—	12,517,537	—	12,517,537
Marine	—	3,404,429	—	3,404,429
Media	395,364	6,163,442	—	6,558,806
Metals & Mining	10,341,225	44,740,069	—	55,081,294
Multiline Retail	—	1,194,543	—	1,194,543
Multi-Utilities	—	28,160,527	—	28,160,527
Oil, Gas & Consumable Fuels	78,396,481	72,251,816	—	150,648,297
Paper & Forest Products	—	9,984,645	—	9,984,645
Pharmaceuticals	8,034,589	32,307,788	—	40,342,377
Professional Services	—	2,033,447	—	2,033,447
Real Estate Investment Trusts (REITs)	—	3,588,863	—	3,588,863
Real Estate Management & Development	—	32,201,861	—	32,201,861
Road & Rail	—	5,817,054	—	5,817,054

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1 (a)	Level 2 (a)	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$—	$5,972,322	$—	$5,972,322
Specialty Retail	—	2,367,833	—	2,367,833
Technology Hardware, Storage & Peripherals	722,919	11,729,268	—	12,452,187
Textiles, Apparel & Luxury Goods	—	13,907,557	—	13,907,557
Thrifts & Mortgage Finance	133,386	—	—	133,386
Tobacco	—	10,916,109	—	10,916,109
Trading Companies & Distributors	141,032	19,319,435	—	19,460,467
Transportation Infrastructure	95,079	1,216,220	—	1,311,299
Wireless Telecommunication Services	6,581,362	28,676,295	—	35,257,657
Total Common Stocks	$143,753,360	$877,039,136	$—	$1,020,792,496
Forward Foreign Currency Contracts	—	4,283,463	—	4,283,463
Preferred Stocks	—	4,236,739	—	4,236,739
Repurchase Agreements	—	92,651,428	—	92,651,428
Right	48,018	—	—	48,018
Total Assets	$143,801,378	$978,210,766	$—	$1,122,012,144

Liabilities:
Forward Foreign Currency Contracts	$—	$(2,483,595)	$—	$(2,483,595)
Total Liabilities	$—	$(2,483,595)	$—	$(2,483,595)
Total	$143,801,378	$975,727,171	$—	$1,119,528,549

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

(a)	During the six months ended June 30, 2016, the Fund had four transfers of international common stocks from Level 1 to Level 2. The total market value of the four investments at the time of the transfer and at June 30, 2016, was $14,793,758 and $13,503,143, respectively. Each investment was previously valued using the last quoted sales price from the local exchange on which it traded, resulting in a Level 1 classification. At June 30, 2016, the Fund valued each of these securities using the last quoted sales price and applied a fair value factor received from an independent fair value pricing service, resulting in a Level 2 classification.

During the six months ended June 30, 2016, the Fund held one right investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”, if applicable.

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect

29

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At June 30, 2016, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$4,283,463
Total		$4,283,463

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(2,483,595)
Total		$(2,483,595)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$2,464,587
Futures Contracts
Equity risk	(461,912)
Total	$2,002,675

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$1,145,278
Total	$1,145,278

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund.

30

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

During the six months ended June 30, 2016, the average amounts of outstanding derivative financial instruments were as follows.

Futures Contracts:
Average Notional Balance Long (a)	$4,610,296

(a)	The Fund entered into futures contracts from January 22, 2016 through February 19, 2016, from March 17, 2016 through April 1, 2016, and from June 21, 2016 from through June 29, 2016.

The number of forward foreign currency contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$4,283,463	$—	$4,283,463
Total	$4,283,463	$—	$4,283,463

Amounts designated as “—” are zero.

31

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$175,307	$(23,630)	$—	$151,677
Citibank NA	852,849	(535,279)	—	317,570
Deutsche Bank Securities, Inc.	199,781	(199,781)	—	—
Goldman Sachs International	108,466	(108,466)	—	—
Morgan Stanley Co., Inc.	28,491	(28,491)	—	—
Royal Bank of Scotland	1,816,193	(260,007)	—	1,556,186
Societe Generale	25,910	(5,160)	—	20,750
Standard Chartered Bank	832,773	(46,199)	—	786,574
State Street Bank and Trust Co.	68,365	(68,365)	—	—
Toronto Dominion Bank	175,328	(77,157)	—	98,171
Total	$4,283,463	$(1,352,535)	$—	$2,930,928

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(2,483,595)	$—	$(2,483,595)
Total	$(2,483,595)	$—	$(2,483,595)

Amounts designated as “—” are zero.

32

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$(23,630)	$23,630	$—	$—
Citibank NA	(535,279)	535,279	—	—
Deutsche Bank Securities, Inc.	(311,778)	199,781	—	(111,997)
Goldman Sachs International	(287,036)	108,466	—	(178,570)
HSBC Bank PLC	(96,170)	—	—	(96,170)
Morgan Stanley Co., Inc.	(428,140)	28,491	—	(399,649)
Royal Bank of Canada	(110,061)	—	—	(110,061)
Royal Bank of Scotland	(260,007)	260,007	—	—
Societe Generale	(5,160)	5,160	—	—
Standard Chartered Bank	(46,199)	46,199	—	—
State Street Bank and Trust Co.	(302,978)	68,365	—	(234,613)
Toronto Dominion Bank	(77,157)	77,157	—	—
Total	$(2,483,595)	$1,352,535	$—	$(1,131,060)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $92,651,428, which was comprised of cash

33

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

Citigroup Global Markets, Inc., 0.33%, dated 03/20/15, due 08/04/16, repurchase price $376,729,063, collateralized by U.S. Government Agency Securities, ranging from 2.00% – 11.50%, maturing 07/01/16 – 02/20/61; total market value $382,500,000.

34

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$9,000,000	$—	$9,000,000	$(9,000,000)	$—
BNP Paribas Securities Corp.	8,000,000	—	8,000,000	(8,000,000)	—
Citigroup Global Markets, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
ML Pierce Fenner & Smith, Inc.	1,651,428	—	1,651,428	(1,651,428)	—
Natixis New York Branch	15,000,000	—	15,000,000	(15,000,000)	—
Natixis New York Branch	5,000,000	—	5,000,000	(5,000,000)	—
Nomura Securities International, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
RBS Securities, Inc.	20,000,000	—	20,000,000	(20,000,000)	—
RBS Securities, Inc.	20,000,000	—	20,000,000	(20,000,000)	—
Total	$92,651,428	$—	$92,651,428	$(92,651,428)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

35

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
JPMorgan Investment Management Inc.
Dimensional Fund Advisors LP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

The Trust and NFA have entered into a written contract waiving 0.016% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $82,475, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.72%, and after contractual fee waivers was 0.71%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

37

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

During the six months ended June 30, 2016, NFM earned $166,682 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,269.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $72,863.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $302,594,187 and sales of $251,564,800 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In

38

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $1,471 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,247,864,360	$45,753,290	$(175,888,969)	$(130,135,679)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

39

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

40

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

41

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

42

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

43

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

44

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

45

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

46

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

47

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

48

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

49

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

50

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

51

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

SAR-MM-LCG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreements	1.6%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Industries††

Software	9.5%
Information Technology Services	7.8%
Internet Software & Services	7.5%
Specialty Retail	5.4%
Pharmaceuticals	4.9%
Hotels, Restaurants & Leisure	4.6%
Aerospace & Defense	4.4%
Health Care Providers & Services	4.2%
Internet & Catalog Retail	4.2%
Health Care Equipment & Supplies	4.0%
Other Industries*	43.5%
100.0%

Top Holdings††

Facebook, Inc., Class A	3.5%
Amazon.com, Inc.	3.2%
Apple, Inc.	2.8%
Microsoft Corp.	2.3%
Bristol-Myers Squibb Co.	1.9%
Home Depot, Inc. (The)	1.8%
Alphabet, Inc., Class C	1.6%
Visa, Inc., Class A	1.6%
Alphabet, Inc., Class A	1.6%
Adobe Systems, Inc.	1.5%
Other Holdings*	78.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	985.70	3.95	0.80
	Hypothetical	(a)(b)	1,000.00	1,020.89	4.02	0.80
Class II Shares	Actual	(a)	1,000.00	984.80	5.18	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.64	5.27	1.05
Class Y Shares	Actual	(a)	1,000.00	986.60	3.21	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.63	3.27	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 4.4%
BWX Technologies, Inc.	231,500	$8,280,755
Honeywell International, Inc.	57,300	6,665,136
Huntington Ingalls Industries, Inc.	68,500	11,510,055
Lockheed Martin Corp.	21,100	5,236,387
Northrop Grumman Corp.	39,376	8,752,497
Orbital ATK, Inc.	21,669	1,844,899
Raytheon Co.	34,100	4,635,895
Spirit AeroSystems Holdings, Inc., Class A*	282,660	12,154,380
Textron, Inc.	120,349	4,399,959
United Technologies Corp.	64,938	6,659,392

		70,139,355

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	129,200	9,593,100
FedEx Corp.	13,105	1,989,077

		11,582,177

Airlines 0.5%
Delta Air Lines, Inc.	133,264	4,854,808
United Continental Holdings, Inc.*	60,628	2,488,173

		7,342,981

Auto Components 0.8%
Lear Corp.	41,623	4,235,556
Visteon Corp.	132,500	8,719,825

		12,955,381

Banks 0.6%
JPMorgan Chase & Co.	168,258	10,455,552

Beverages 1.3%
Coca-Cola Co. (The)	43,474	1,970,676
Dr. Pepper Snapple Group, Inc.	105,000	10,146,150
PepsiCo, Inc.	87,500	9,269,750

		21,386,576

Biotechnology 3.9%
Alexion Pharmaceuticals, Inc.*	24,633	2,876,149
Amgen, Inc.	54,520	8,295,218
Biogen, Inc.*	10,190	2,464,146
Celgene Corp.*	213,445	21,052,080
Gilead Sciences, Inc.	187,609	15,650,343
Regeneron Pharmaceuticals, Inc.*	15,570	5,437,511
United Therapeutics Corp.*	59,100	6,259,872

		62,035,319

Building Products 1.2%
A.O. Smith Corp.	37,300	3,286,503
Masco Corp.	311,000	9,622,340
Owens Corning	135,709	6,991,728

		19,900,571

Common Stocks (continued)

	Shares	Market Value

Capital Markets 0.2%
Eaton Vance Corp.	78,300	$2,767,122

Chemicals 3.3%
E.I. du Pont de Nemours & Co.	45,000	2,916,000
Ecolab, Inc.	42,416	5,030,538
LyondellBasell Industries NV, Class A	129,156	9,611,790
Monsanto Co.	113,454	11,732,278
PPG Industries, Inc.	67,756	7,056,787
Praxair, Inc.	27,300	3,068,247
Sherwin-Williams Co. (The)	42,696	12,538,534

		51,954,174

Commercial Services & Supplies 0.2%
KAR Auction Services, Inc.	64,500	2,692,230

Communications Equipment 0.8%
Cisco Systems, Inc.	154,526	4,433,351
Motorola Solutions, Inc.	133,400	8,800,398

		13,233,749

Consumer Finance 0.3%
Discover Financial Services	104,794	5,615,910

Diversified Consumer Services 0.6%
ServiceMaster Global Holdings, Inc.*	225,240	8,964,552

Diversified Financial Services 0.9%
FactSet Research Systems, Inc.	15,300	2,469,726
Intercontinental Exchange, Inc.	28,900	7,397,244
Moody’s Corp.	47,666	4,466,781

		14,333,751

Diversified Telecommunication Services 0.9%
Verizon Communications, Inc.	250,101	13,965,640

Energy Equipment & Services 0.0%†
Schlumberger Ltd.	3	237

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	40,119	6,300,288
CVS Health Corp.	96,441	9,233,261
Sysco Corp.	215,300	10,924,322

		26,457,871

Food Products 3.2%
Archer-Daniels-Midland Co.	181,515	7,785,178
Bunge Ltd.	73,875	4,369,706
Campbell Soup Co.	166,200	11,057,286
ConAgra Foods, Inc.	220,700	10,551,667
Mondelez International, Inc., Class A	128,266	5,837,386
Pilgrim’s Pride Corp.	113,706	2,897,229
Tyson Foods, Inc., Class A	120,230	8,030,162

		50,528,614

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 4.0%
Baxter International, Inc.	152,500	$6,896,050
Boston Scientific Corp.*	207,743	4,854,954
C.R. Bard, Inc.	11,200	2,633,792
Dentsply Sirona, Inc.	34,649	2,149,624
Edwards Lifesciences Corp.*	99,000	9,873,270
Hologic, Inc.*	372,858	12,900,887
IDEXX Laboratories, Inc.*	27,600	2,562,936
Intuitive Surgical, Inc.*	9,020	5,965,918
STERIS PLC (a)	34,995	2,405,906
Stryker Corp.	63,160	7,568,463
Zimmer Biomet Holdings, Inc.	48,200	5,802,316

		63,614,116

Health Care Providers & Services 4.2%
Anthem, Inc.	53,600	7,039,824
Centene Corp.*	223,000	15,915,510
Community Health Systems, Inc.* (a)	78,996	951,902
Express Scripts Holding Co.*	162,341	12,305,448
HCA Holdings, Inc.*	143,813	11,075,039
McKesson Corp.	14,594	2,723,970
Molina Healthcare, Inc.*	49,169	2,453,533
UnitedHealth Group, Inc.	105,064	14,835,037

		67,300,263

Hotels, Restaurants & Leisure 4.6%
Carnival Corp.	134,790	5,957,718
Darden Restaurants, Inc. (a)	142,800	9,044,952
Domino’s Pizza, Inc.	55,905	7,344,799
McDonald’s Corp.	155,027	18,655,949
Norwegian Cruise Line Holdings Ltd.*	95,067	3,787,469
Starbucks Corp.	191,305	10,927,342
Vail Resorts, Inc.	17,963	2,483,025
Wyndham Worldwide Corp.	38,600	2,749,478
Yum! Brands, Inc.	145,601	12,073,235

		73,023,967

Household Durables 0.6%
Newell Brands, Inc.	160,542	7,797,525
Tupperware Brands Corp.	42,700	2,403,156

		10,200,681

Household Products 0.9%
Clorox Co. (The)	84,000	11,624,760
Colgate-Palmolive Co.	33,600	2,459,520

		14,084,280

Independent Power and Renewable Electricity Producers 0.2%
AES Corp. (The)	262,798	3,279,719

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 1.2%
Danaher Corp.	115,458	$11,661,258
Roper Technologies, Inc.	42,619	7,269,097

		18,930,355

Information Technology Services 7.8%
Accenture PLC, Class A	103,775	11,756,670
Cognizant Technology Solutions Corp., Class A*	156,957	8,984,219
CoreLogic, Inc.*	238,000	9,158,240
Fidelity National Information Services, Inc.	96,200	7,088,016
FleetCor Technologies, Inc.*	108,361	15,509,710
Gartner, Inc.*	17,457	1,700,486
Global Payments, Inc.	108,776	7,764,431
MasterCard, Inc., Class A	109,858	9,674,095
Paychex, Inc.	45,700	2,719,150
PayPal Holdings, Inc.*	123,966	4,525,999
Total System Services, Inc.	121,000	6,426,310
Vantiv, Inc., Class A*	237,860	13,462,876
Visa, Inc., Class A	348,323	25,835,117

		124,605,319

Insurance 0.5%
MetLife, Inc.	112,928	4,497,922
Prudential Financial, Inc.	52,476	3,743,638

		8,241,560

Internet & Catalog Retail 4.2%
Amazon.com, Inc.*	72,509	51,888,891
Netflix, Inc.*	43,300	3,961,084
Priceline Group, Inc. (The)*	8,666	10,818,721

		66,668,696

Internet Software & Services 7.6%
Alphabet, Inc., Class A*	35,853	25,223,661
Alphabet, Inc., Class C*	38,012	26,308,105
CoStar Group, Inc.*	24,516	5,360,668
Facebook, Inc., Class A*	495,420	56,616,598
VeriSign, Inc.* (a)	86,000	7,435,560

		120,944,592

Life Sciences Tools & Services 1.1%
Bruker Corp.	86,300	1,962,462
Quintiles Transnational Holdings, Inc.*	101,199	6,610,318
Thermo Fisher Scientific, Inc.	57,638	8,516,591

		17,089,371

Media 3.6%
Charter Communications, Inc., Class A*	70,364	16,088,025
Comcast Corp., Class A	289,899	18,898,516
DISH Network Corp., Class A*	182,200	9,547,280
Interpublic Group of Cos., Inc. (The)	124,600	2,878,260

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Time Warner, Inc.	83,000	$6,103,820
Walt Disney Co. (The)	38,361	3,752,473

		57,268,374

Multiline Retail 0.8%
Dollar Tree, Inc.*	75,964	7,158,847
Target Corp.	86,610	6,047,110

		13,205,957

Oil, Gas & Consumable Fuels 0.8%
Diamondback Energy, Inc.*	53,100	4,843,251
Parsley Energy, Inc., Class A*	106,660	2,886,220
Pioneer Natural Resources Co.	34,800	5,262,108

		12,991,579

Personal Products 0.5%
Estee Lauder Cos., Inc. (The), Class A	84,391	7,681,269

Pharmaceuticals 4.9%
Allergan PLC*	27,390	6,329,555
Bristol-Myers Squibb Co.	417,214	30,686,090
Eli Lilly & Co.	149,782	11,795,332
Johnson & Johnson	101,400	12,299,820
Merck & Co., Inc.	136,859	7,884,447
Zoetis, Inc.	198,300	9,411,318

		78,406,562

Professional Services 0.3%
Equifax, Inc.	21,200	2,722,080
Nielsen Holdings PLC	50,636	2,631,553

		5,353,633

Real Estate Investment Trusts (REITs) 2.5%
American Tower Corp.	131,439	14,932,785
Crown Castle International Corp.	73,850	7,490,606
Equinix, Inc.	3,800	1,473,374
Equity LifeStyle Properties, Inc.	39,948	3,197,837
Extra Space Storage, Inc.	80,595	7,458,261
Public Storage	7,000	1,789,130
Simon Property Group, Inc.	13,900	3,014,910

		39,356,903

Real Estate Management & Development 0.2%
Realogy Holdings Corp.*	86,989	2,524,421

Road & Rail 0.5%
Kansas City Southern	55,000	4,954,950
Union Pacific Corp.	27,502	2,399,549

		7,354,499

Semiconductors & Semiconductor Equipment 1.6%
Applied Materials, Inc.	136,700	3,276,699
Broadcom Ltd.	114,033	17,720,728

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
NXP Semiconductors NV*	15,100	$1,182,934
Texas Instruments, Inc.	43,770	2,742,191

		24,922,552

Software 9.5%
Activision Blizzard, Inc.	162,576	6,442,887
Adobe Systems, Inc.*	242,945	23,271,702
CDK Global, Inc.	59,100	3,279,459
Citrix Systems, Inc.*	121,400	9,722,926
Electronic Arts, Inc.*	243,731	18,465,061
Intuit, Inc.	140,535	15,685,111
Microsoft Corp.	730,691	37,389,458
Mobileye NV* (a)	146,628	6,765,416
Red Hat, Inc.*	138,100	10,026,060
salesforce.com, Inc.*	103,974	8,256,575
ServiceNow, Inc.*	61,787	4,102,657
Splunk, Inc.*	77,000	4,171,860
Take-Two Interactive Software, Inc.*	109,615	4,156,601

		151,735,773

Specialty Retail 5.4%
AutoZone, Inc.*	13,989	11,105,028
Best Buy Co., Inc.	198,477	6,073,396
GameStop Corp., Class A (a)	60,826	1,616,755
Home Depot, Inc. (The)	227,842	29,093,145
Lowe’s Cos., Inc.	171,900	13,609,323
O’Reilly Automotive, Inc.*	60,790	16,480,169
Ross Stores, Inc.	69,231	3,924,705
Urban Outfitters, Inc.*	147,177	4,047,368

		85,949,889

Technology Hardware, Storage & Peripherals 2.9%
Apple, Inc.	477,484	45,647,471
NCR Corp.*	24,077	668,618

		46,316,089

Textiles, Apparel & Luxury Goods 2.2%
lululemon athletica, Inc.* (a)	76,139	5,623,627
Michael Kors Holdings Ltd.* (a)	137,527	6,804,836
NIKE, Inc., Class B	324,941	17,936,743
Under Armour, Inc., Class A* (a)	76,309	3,062,280
Under Armour, Inc., Class C*	66,276	2,412,450

		35,839,936

Tobacco 0.9%
Altria Group, Inc.	119,729	8,256,512
Philip Morris International, Inc.	68,350	6,952,562

		15,209,074

Total Common Stocks (cost $1,399,672,710)		1,578,411,191

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Repurchase Agreements 1.6%

	Principal Amount	Market Value

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $2,000,024, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $2,040,000. (b)(c)	$2,000,000	$2,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $2,000,022, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $2,040,000. (b)(c)	2,000,000	2,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,721,821, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $4,816,199. (b)(c)	4,721,764	4,721,764
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $2,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $2,040,034. (b)(c)	2,000,000	2,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $5,000,515, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $5,100,526. (b)(c)	5,000,000	5,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $2,000,023, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $2,040,000. (b)(c)	2,000,000	2,000,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $2,000,144, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $2,040,073. (b)(c)	2,000,000	2,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $5,000,778, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $5,100,119. (b)(c)(d)	$5,000,000	$5,000,000

Total Repurchase Agreements (cost $24,721,764)		24,721,764

Total Investments (cost $1,424,394,474) (e) — 100.6%		1,603,132,955
Liabilities in excess of other assets — (0.6%)		(10,218,424)

NET ASSETS — 100.0%		$1,592,914,531

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $33,040,445, which was collateralized by repurchase agreements with a total value of $24,721,764 and $8,197,742 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.25%, and maturity dates ranging from 07/14/16 - 08/15/45, a total value of $32,919,506.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $24,721,764.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	Illiquid security.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,399,672,710)	$1,578,411,191
Repurchase agreements, at value (cost $24,721,764)	24,721,764

Total Investments, at value (total cost $1,424,394,474)	1,603,132,955

Cash	14,723,493
Dividends receivable	1,076,107
Security lending income receivable	12,700
Receivable for investments sold	55,202,956
Receivable for capital shares issued	355,617
Prepaid expenses	9,854

Total Assets	1,674,513,682

Liabilities:
Payable for investments purchased	55,324,304
Payable for capital shares redeemed	658,699
Payable upon return of securities loaned (Note 2)	24,721,764
Accrued expenses and other payables:
Investment advisory fees	775,758
Fund administration fees	40,205
Distribution fees	23,219
Administrative servicing fees	22,040
Accounting and transfer agent fees	344
Custodian fees	10,537
Compliance program costs (Note 3)	1,703
Professional fees	17,811
Printing fees	2,767

Total Liabilities	81,599,151

Net Assets	$1,592,914,531

Represented by:
Capital	$1,139,857,097
Accumulated undistributed net investment income	10,260,868
Accumulated net realized gains from investments	264,058,085
Net unrealized appreciation/(depreciation) from investments	178,738,481

Net Assets	$1,592,914,531

*	Includes value of securities on loan of $33,040,445 (Note 2).

11

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund
Net Assets:
Class I Shares	$56,158,193
Class II Shares	112,663,323
Class Y Shares	1,424,093,015

Total	$1,592,914,531

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,515,221
Class II Shares	9,130,493
Class Y Shares	114,104,677

Total	127,750,391

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.44
Class II Shares	$12.34
Class Y Shares	$12.48

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$14,670,162
Income from securities lending (Note 2)	154,954
Interest income	31,899

Total Income	14,857,015

EXPENSES:
Investment advisory fees	4,906,420
Fund administration fees	237,544
Distribution fees Class II Shares	141,241
Administrative servicing fees Class I Shares	41,634
Administrative servicing fees Class II Shares	84,745
Professional fees	43,967
Printing fees	22,893
Trustee fees	25,476
Custodian fees	29,530
Accounting and transfer agent fees	1,123
Compliance program costs (Note 3)	3,437
Other	23,288

Total expenses before fees waived	5,561,298

Investment advisory fees waived (Note 3)	(279,453)

Net Expenses	5,281,845

NET INVESTMENT INCOME	9,575,170

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	38,083,783
Net change in unrealized appreciation/(depreciation) from investments	(69,210,287)

Net realized/unrealized losses from investments	(31,126,504)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,551,334)

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$9,575,170	$10,220,467
Net realized gains from investments	38,083,783	228,034,421
Net change in unrealized appreciation/(depreciation) from investments	(69,210,287)	(178,018,433)

Change in net assets resulting from operations	(21,551,334)	60,236,455

Distributions to Shareholders From:
Net investment income:
Class I	–	(286,254)
Class II	–	(282,410)
Class Y	–	(9,152,347)
Net realized gains:
Class I	–	(5,208,463)
Class II	–	(10,518,311)
Class Y	–	(122,924,048)

Change in net assets from shareholder distributions	–	(148,371,833)

Change in net assets from capital transactions	(10,638,575)	62,388,378

Change in net assets	(32,189,909)	(25,747,000)

Net Assets:
Beginning of period	1,625,104,440	1,650,851,440

End of period	$1,592,914,531	$1,625,104,440

Accumulated undistributed net investment income at end of period	$10,260,868	$685,698

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,446,240	$6,582,637
Dividends reinvested	–	5,494,717
Cost of shares redeemed	(5,076,904)	(14,126,615)

Total Class I Shares	(2,630,664)	(2,049,261)

Class II Shares
Proceeds from shares issued	1,827,088	9,723,886
Dividends reinvested	–	10,800,721
Cost of shares redeemed	(10,035,974)	(19,704,668)

Total Class II Shares	(8,208,886)	819,939

Class Y Shares
Proceeds from shares issued	28,426,841	78,758,964
Dividends reinvested	–	132,076,395
Cost of shares redeemed	(28,225,866)	(147,217,659)

Total Class Y Shares	200,975	63,617,700

Change in net assets from capital transactions	$(10,638,575)	$62,388,378

14

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	200,876	479,737
Reinvested	–	451,011
Redeemed	(419,966)	(1,056,355)

Total Class I Shares	(219,090)	(125,607)

Class II Shares
Issued	151,230	724,378
Reinvested	–	894,707
Redeemed	(830,956)	(1,481,616)

Total Class II Shares	(679,726)	137,469

Class Y Shares
Issued	2,377,818	5,765,083
Reinvested	–	10,790,840
Redeemed	(2,273,641)	(10,750,742)

Total Class Y Shares	104,177	5,805,181

Total change in shares	(794,639)	5,817,043

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.62	0.07	(0.25)	(0.18)	–	–	–	$12.44	(1.43%	)	$56,158,193	0.80%	1.13%		0.83%	42.29%
Year Ended December 31, 2015	$13.43	0.07	0.34	0.41	(0.06)	(1.16)	(1.22)	$12.62	3.43%		$59,738,879	0.80%	0.50%		0.83%	74.44%
Year Ended December 31, 2014	$13.14	0.07	1.27	1.34	(0.06)	(0.99)	(1.05)	$13.43	10.44%		$65,263,005	0.80%	0.53%		0.83%	43.01%
Year Ended December 31, 2013	$10.54	0.08	3.48	3.56	(0.09)	(0.87)	(0.96)	$13.14	34.74%		$66,446,033	0.81%	0.65%		0.83%	52.44%
Year Ended December 31, 2012	$9.33	0.07	1.45	1.52	(0.05)	(0.26)	(0.31)	$10.54	16.35%		$55,625,506	0.82%	0.68%		0.85%	108.38%
Year Ended December 31, 2011	$9.61	–	(0.28)	(0.28)	–	–	–	$9.33	(2.91%	)	$58,971,210	0.85%	0.04%		0.85%	82.82%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.53	0.05	(0.24)	(0.19)	–	–	–	$12.34	(1.52%	)	$112,663,323	1.05%	0.88%		1.08%	42.29%
Year Ended December 31, 2015	$13.35	0.03	0.34	0.37	(0.03)	(1.16)	(1.19)	$12.53	3.13%		$122,963,385	1.05%	0.24%		1.08%	74.44%
Year Ended December 31, 2014	$13.07	0.04	1.26	1.30	(0.03)	(0.99)	(1.02)	$13.35	10.15%		$129,123,556	1.05%	0.28%		1.08%	43.01%
Year Ended December 31, 2013	$10.49	0.05	3.46	3.51	(0.06)	(0.87)	(0.93)	$13.07	34.41%		$130,550,750	1.06%	0.40%		1.08%	52.44%
Year Ended December 31, 2012	$9.28	0.04	1.45	1.49	(0.02)	(0.26)	(0.28)	$10.49	16.14%		$108,083,342	1.07%	0.42%		1.10%	108.38%
Year Ended December 31, 2011	$9.59	(0.02)	(0.29)	(0.31)	–	–	–	$9.28	(3.23%	)	$114,643,648	1.10%	(0.20%	)	1.10%	82.82%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.65	0.08	(0.25)	(0.17)	–	–	–	$12.48	(1.34%	)	$1,424,093,015	0.65%	1.27%		0.68%	42.29%
Year Ended December 31, 2015	$13.46	0.09	0.34	0.43	(0.08)	(1.16)	(1.24)	$12.65	3.57%		$1,442,402,176	0.65%	0.65%		0.68%	74.44%
Year Ended December 31, 2014	$13.17	0.09	1.27	1.36	(0.08)	(0.99)	(1.07)	$13.46	10.56%		$1,456,464,879	0.65%	0.68%		0.68%	43.01%
Year Ended December 31, 2013	$10.56	0.10	3.49	3.59	(0.11)	(0.87)	(0.98)	$13.17	34.95%		$1,342,750,198	0.66%	0.80%		0.68%	52.44%
Year Ended December 31, 2012	$9.34	0.09	1.46	1.55	(0.07)	(0.26)	(0.33)	$10.56	16.63%		$1,030,008,765	0.67%	0.86%		0.70%	108.38%
Year Ended December 31, 2011	$9.63	0.02	(0.29)	(0.27)	(0.02)	–	(0.02)	$9.34	(2.84%	)	$850,885,246	0.70%	0.21%		0.70%	82.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,578,411,191	$—	$—	$1,578,411,191
Repurchase Agreements	—	24,721,764	—	24,721,764
Total	$1,578,411,191	$24,721,764	$—	$1,603,132,955

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $24,721,764, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,719,444, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$2,000,000	$—	$2,000,000	$(2,000,000)	$—
BNP Paribas Securities Corp.	2,000,000	—	2,000,000	(2,000,000)	—
ML Pierce Fenner & Smith, Inc.	4,721,764	—	4,721,764	(4,721,764)	—
Natixis New York Branch	2,000,000	—	2,000,000	(2,000,000)	—
Natixis New York Branch	5,000,000	—	5,000,000	(5,000,000)	—
Nomura Securities International, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
RBS Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$24,721,764	$—	$24,721,764	$(24,721,764)	$—
Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Winslow Capital Management, Inc.
Smith Asset Management Group L.P.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.036% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $279,453, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.63%, and after contractual fee waivers was 0.60%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $237,544 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,437.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $126,379.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $662,694,849 and sales of $660,906,340 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $9,521 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,427,774,517	$213,650,135	$(38,291,697)	$175,358,438

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

29

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

35

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

36

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

37

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund

SAR-MM-LCV 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreements	2.6%
Exchange Traded Fund	0.1%
Liabilities in excess of other assets	(1.5)%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	11.4%
Banks	9.4%
Insurance	8.1%
Pharmaceuticals	7.8%
Real Estate Investment Trusts (REITs)	4.2%
Electric Utilities	3.4%
Capital Markets	3.3%
Aerospace & Defense	3.0%
Communications Equipment	2.9%
Media	2.9%
Other Industries*	43.6%
100.0%

Top Holdings††

JPMorgan Chase & Co.	3.1%
Cisco Systems, Inc.	2.7%
Merck & Co., Inc.	2.5%
Occidental Petroleum Corp.	1.9%
Citigroup, Inc.	1.7%
PNC Financial Services Group, Inc. (The)	1.6%
Halliburton Co.	1.6%
MetLife, Inc.	1.6%
AT&T, Inc.	1.3%
Exelon Corp.	1.3%
Other Holdings*	80.7%
100.0%

Top Countries††

United States	91.4%
United Kingdom	1.6%
Switzerland	0.8%
Bermuda	0.6%
Israel	0.5%
Canada	0.5%
Luxembourg	0.5%
Ireland	0.4%
South Korea	0.4%
Singapore	0.2%
Other Countries*	3.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,028.10	3.98	0.79
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.97	0.79
Class II Shares	Actual	(a)	1,000.00	1,027.20	5.24	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.69	5.22	1.04
Class Y Shares	Actual	(a)	1,000.00	1,029.10	3.23	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.22	0.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 98.8%

	Shares	Market Value

BERMUDA 0.6%
Insurance 0.6%
Assured Guaranty Ltd.	115,441	$2,928,738
Validus Holdings Ltd.	167,525	8,140,040

		11,068,778

CANADA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Canadian Natural Resources Ltd. (a)	302,908	9,338,654
PrairieSky Royalty Ltd.	6,288	117,450

		9,456,104

HONG KONG 0.1%
Hotels, Restaurants & Leisure 0.1%
Melco Crown Entertainment Ltd., ADR (a)	173,700	2,185,146

IRELAND 0.4%
Construction Materials 0.3%
CRH PLC	189,049	5,543,601

Health Care Equipment & Supplies 0.1%
Medtronic PLC	18,860	1,636,482

		7,180,083

ISRAEL 0.6%
Pharmaceuticals 0.6%
Teva Pharmaceutical Industries Ltd., ADR	198,500	9,970,655

LUXEMBOURG 0.5%
Media 0.5%
SES SA, FDR	429,609	9,196,878

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd.	582,400	1,970,792

NETHERLANDS 0.1%
Metals & Mining 0.1%
Constellium NV, Class A*	317,537	1,489,249

SINGAPORE 0.2%
Semiconductors & Semiconductor Equipment 0.2%
Broadcom Ltd.	28,484	4,426,414

SOUTH KOREA 0.4%
Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co., Ltd.	5,660	7,048,688

SWEDEN 0.2%
Machinery 0.2%
Sandvik AB	343,040	3,434,493

SWITZERLAND 0.8%
Insurance 0.7%
Chubb Ltd.	96,671	12,635,866

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)

Machinery 0.1%
Sulzer AG REG	21,733	$1,885,908

		14,521,774

UNITED KINGDOM 1.6%
Beverages 0.2%
Diageo PLC	108,022	3,017,666

Diversified Financial Services 0.5%
Markit Ltd.* (a)	301,300	9,822,380

Media 0.3%
Sky PLC	407,632	4,632,104

Textiles, Apparel & Luxury Goods 0.1%
Michael Kors Holdings Ltd.*	29,130	1,441,352

Tobacco 0.5%
British American Tobacco PLC	156,360	10,136,670

		29,050,172

UNITED STATES 92.7%
Aerospace & Defense 3.0%
Honeywell International, Inc.	74,103	8,619,661
Northrop Grumman Corp.	66,824	14,853,639
Raytheon Co.	122,264	16,621,791
Textron, Inc.	42,563	1,556,103
United Technologies Corp.	125,766	12,897,303

		54,548,497

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	47,947	5,164,851

Airlines 0.6%
Delta Air Lines, Inc.	307,997	11,220,331

Auto Components 0.4%
Goodyear Tire & Rubber Co. (The)	136,485	3,502,205
Lear Corp.	29,781	3,030,515

		6,532,720

Banks 9.5%
Bank of America Corp.	519,199	6,889,771
BB&T Corp.	115,917	4,127,804
Citigroup, Inc.	753,275	31,931,327
Comerica, Inc.	62,284	2,561,741
Fifth Third Bancorp	235,294	4,138,821
JPMorgan Chase & Co.	908,262	56,439,402
M&T Bank Corp.	95,800	11,326,434
PNC Financial Services Group, Inc. (The)	366,003	29,788,984
SunTrust Banks, Inc.	207,080	8,506,846
Wells Fargo & Co.	332,675	15,745,508

		171,456,638

Beverages 1.3%
Coca-Cola Co. (The)	224,567	10,179,622
Molson Coors Brewing Co., Class B	112,795	11,406,958
PepsiCo, Inc.	26,205	2,776,158

		24,362,738

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Biotechnology 0.7%
Biogen, Inc.*	23,260	$5,624,734
Cepheid*	168,800	5,190,600
Gilead Sciences, Inc.	32,313	2,695,550

		13,510,884

Building Products 0.3%
Owens Corning	122,800	6,326,656

Capital Markets 3.4%
Charles Schwab Corp. (The)	282,419	7,148,025
E*TRADE Financial Corp.*	290,946	6,834,322
Goldman Sachs Group, Inc. (The)	132,318	19,659,807
Morgan Stanley	351,525	9,132,620
Raymond James Financial, Inc.	381,542	18,810,021

		61,584,795

Chemicals 2.1%
Cabot Corp.	76,474	3,491,803
Celanese Corp. Series A	169,417	11,088,343
CF Industries Holdings, Inc.	485,764	11,706,911
Dow Chemical Co. (The)	82,822	4,117,082
LyondellBasell Industries NV, Class A	77,878	5,795,681
Monsanto Co.	22,700	2,347,407

		38,547,227

Commercial Services & Supplies 0.2%
Waste Management, Inc.	58,030	3,845,648

Communications Equipment 3.0%
ARRIS International PLC*	224,951	4,714,973
Cisco Systems, Inc.	1,723,403	49,444,432

		54,159,405

Construction Materials 0.9%
Martin Marietta Materials, Inc.	23,022	4,420,224
Vulcan Materials Co.	101,982	12,274,554

		16,694,778

Consumer Finance 1.3%
Capital One Financial Corp.	124,367	7,898,548
Discover Financial Services	131,573	7,050,997
Synchrony Financial*	341,051	8,621,770

		23,571,315

Containers & Packaging 0.9%
Bemis Co., Inc.	57,600	2,965,824
Crown Holdings, Inc.*	56,230	2,849,174
Graphic Packaging Holding Co.	267,615	3,355,892
Packaging Corp. of America	104,318	6,982,004

		16,152,894

Diversified Financial Services 0.7%
Berkshire Hathaway, Inc., Class B*	41,874	6,062,936
Voya Financial, Inc.	267,368	6,620,032

		12,682,968

Diversified Telecommunication Services 2.4%
AT&T, Inc.	559,350	24,169,513
Verizon Communications, Inc.	330,532	18,456,907

		42,626,420

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electric Utilities 3.4%
American Electric Power Co., Inc.	60,786	$4,260,491
Exelon Corp.	648,880	23,593,276
OGE Energy Corp.	283,900	9,297,725
PG&E Corp.	246,267	15,741,387
PPL Corp.	234,253	8,843,051

		61,735,930

Electrical Equipment 0.6%
Eaton Corp. PLC	108,154	6,460,039
Generac Holdings, Inc.* (a)	134,169	4,690,548

		11,150,587

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	207,918	4,258,161
IPG Photonics Corp.*	28,488	2,279,040

		6,537,201

Energy Equipment & Services 2.5%
Halliburton Co.	653,563	29,599,868
Helmerich & Payne, Inc. (a)	92,070	6,180,659
National Oilwell Varco, Inc.	47,455	1,596,861
Schlumberger Ltd.	94,139	7,444,512

		44,821,900

Food Products 2.2%
Archer-Daniels-Midland Co.	239,617	10,277,173
ConAgra Foods, Inc.	180,992	8,653,228
J.M. Smucker Co. (The)	20,850	3,177,749
Kellogg Co.	70,882	5,787,515
Mondelez International, Inc., Class A	87,734	3,992,774
Tyson Foods, Inc., Class A	110,346	7,370,009

		39,258,448

Health Care Equipment & Supplies 1.4%
Abbott Laboratories	287,418	11,298,401
Boston Scientific Corp.*	345,940	8,084,618
Stryker Corp.	50,560	6,058,605

		25,441,624

Health Care Providers & Services 2.4%
Community Health Systems, Inc.* (a)	157,597	1,899,044
Envision Healthcare Holdings, Inc.*	283,100	7,182,247
Express Scripts Holding Co.*	37,453	2,838,937
HCA Holdings, Inc.*	69,342	5,340,027
McKesson Corp.	53,940	10,067,901
MEDNAX, Inc.*	49,200	3,563,556
Molina Healthcare, Inc.*	31,369	1,565,313
UnitedHealth Group, Inc.	77,517	10,945,401

		43,402,426

Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	115,427	5,101,873
Las Vegas Sands Corp.	229,138	9,965,212
Norwegian Cruise Line Holdings Ltd.*	81,300	3,238,992
Royal Caribbean Cruises Ltd.	67,956	4,563,245

		22,869,322

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Household Durables 0.3%
Newell Brands, Inc.	119,443	$5,801,347

Household Products 0.6%
Procter & Gamble Co. (The)	132,304	11,202,180

Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	467,648	5,836,247
NRG Energy, Inc.	388,399	5,822,101

		11,658,348

Industrial Conglomerates 0.9%
Danaher Corp.	46,006	4,646,606
General Electric Co.	352,742	11,104,318

		15,750,924

Information Technology Services 0.7%
Cognizant Technology Solutions Corp., Class A*	88,724	5,078,562
Global Payments, Inc.	80,101	5,717,609
Vantiv, Inc., Class A*	33,110	1,874,026

		12,670,197

Insurance 6.9%
Allstate Corp. (The)	104,949	7,341,183
American International Group, Inc.	270,150	14,288,234
Arthur J. Gallagher & Co.	305,666	14,549,702
FNF Group	77,272	2,897,700
Hartford Financial Services Group, Inc. (The)	125,914	5,588,063
MetLife, Inc.	727,650	28,982,299
Principal Financial Group, Inc.	317,891	13,068,499
Prudential Financial, Inc.	257,977	18,404,078
Torchmark Corp.	151,908	9,390,953
Unum Group	308,704	9,813,700

		124,324,411

Internet & Catalog Retail 0.2%
Priceline Group, Inc. (The)*	3,323	4,148,466

Internet Software & Services 0.9%
Alphabet, Inc., Class A*	24,127	16,974,068

Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.	63,373	9,363,994

Media 2.2%
CBS Corp. Non-Voting Shares, Class B	72,628	3,953,868
Charter Communications, Inc., Class A*	14,578	3,333,114
Comcast Corp., Class A	98,536	6,423,562
Interpublic Group of Cos., Inc. (The)	118,159	2,729,473
John Wiley & Sons, Inc., Class A	42,776	2,232,052
Omnicom Group, Inc.	99,225	8,085,845
Time Warner, Inc.	137,873	10,139,180
Viacom, Inc., Class B	63,430	2,630,442

		39,527,536

Metals & Mining 0.6%
Reliance Steel & Aluminum Co.	139,642	10,738,470

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Multiline Retail 0.3%
Target Corp.	84,467	$5,897,486

Multi-Utilities 0.5%
Sempra Energy	72,047	8,214,799

Oil, Gas & Consumable Fuels 11.1%
Anadarko Petroleum Corp.	338,592	18,030,023
Cabot Oil & Gas Corp.	385,232	9,915,872
Chevron Corp.	33,671	3,529,731
Cobalt International Energy, Inc.* (a)	602,646	807,546
Diamondback Energy, Inc.*	72,049	6,571,589
Energen Corp.	16,700	805,107
EOG Resources, Inc.	255,287	21,296,041
Exxon Mobil Corp.	149,713	14,034,097
Hess Corp.	277,710	16,690,371
HollyFrontier Corp.	173,249	4,118,129
Marathon Oil Corp.	588,130	8,827,831
Marathon Petroleum Corp.	125,511	4,764,398
Noble Energy, Inc.	151,447	5,432,404
Occidental Petroleum Corp.	462,570	34,951,788
Phillips 66	123,149	9,770,642
Pioneer Natural Resources Co.	106,155	16,051,698
QEP Resources, Inc.	252,882	4,458,310
Rice Energy, Inc.*	120,610	2,658,244
Southwestern Energy Co.* (a)	505,122	6,354,435
Valero Energy Corp.	124,236	6,336,036
WPX Energy, Inc.*	378,538	3,524,189

		198,928,481

Paper & Forest Products 0.2%
Louisiana-Pacific Corp.*	164,800	2,859,280

Personal Products 0.3%
Coty, Inc., Class A (a)	183,700	4,774,363

Pharmaceuticals 7.3%
Allergan PLC*	33,500	7,741,515
Bristol-Myers Squibb Co.	257,734	18,956,336
Eli Lilly & Co.	122,237	9,626,164
Johnson & Johnson	76,159	9,238,087
Merck & Co., Inc.	803,737	46,303,288
Mylan NV*	404,576	17,493,866
Pfizer, Inc.	641,873	22,600,348

		131,959,604

Real Estate Investment Trusts (REITs) 4.3%
American Tower Corp.	161,775	18,379,258
Boston Properties, Inc.	32,200	4,247,180
Columbia Property Trust, Inc.	353,694	7,569,052
Communications Sales & Leasing, Inc.	231,240	6,682,836
Host Hotels & Resorts, Inc.	554,600	8,990,066
Mid-America Apartment Communities, Inc.	71,033	7,557,911
Public Storage	25,519	6,522,401
Sovran Self Storage, Inc.	17,460	1,831,903
STORE Capital Corp.	387,300	11,405,985
WP Glimcher, Inc.	421,962	4,721,755

		77,908,347

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Real Estate Management & Development 0.2%
Realogy Holdings Corp.*	148,073	$4,297,078

Road & Rail 1.8%
Avis Budget Group, Inc.*	135,100	4,354,273
CSX Corp.	520,681	13,579,360
Genesee & Wyoming, Inc., Class A*	143,600	8,465,220
Norfolk Southern Corp.	42,300	3,600,999
Union Pacific Corp.	35,751	3,119,275

		33,119,127

Semiconductors & Semiconductor Equipment 2.5%
Applied Materials, Inc.	540,491	12,955,569
Intel Corp.	173,571	5,693,129
Lam Research Corp. (a)	56,200	4,724,172
Microchip Technology, Inc. (a)	211,309	10,726,045
Synaptics, Inc.*	72,000	3,870,000
Texas Instruments, Inc.	118,557	7,427,596

		45,396,511

Software 1.3%
Activision Blizzard, Inc.	125,644	4,979,272
Citrix Systems, Inc.*	33,714	2,700,154
Electronic Arts, Inc.*	62,646	4,746,061
Microsoft Corp.	54,218	2,774,335
Oracle Corp.	224,321	9,181,459

		24,381,281

Specialty Retail 0.9%
AutoZone, Inc.*	8,796	6,982,617
Best Buy Co., Inc.	55,772	1,706,623
Staples, Inc.	635,662	5,479,406
Urban Outfitters, Inc.*	110,530	3,039,575

		17,208,221

Technology Hardware, Storage & Peripherals 1.0%
EMC Corp.	247,914	6,735,824
Hewlett Packard Enterprise Co.	153,022	2,795,712
NetApp, Inc.	101,148	2,487,229
Western Digital Corp.	110,700	5,231,682

		17,250,447

Textiles, Apparel & Luxury Goods 0.4%
Ralph Lauren Corp.	78,900	7,071,018

Tobacco 0.4%
Altria Group, Inc.	112,909	7,786,205

Trading Companies & Distributors 0.3%
W.W. Grainger, Inc. (a)	12,010	2,729,273
WESCO International, Inc.* (a)	61,621	3,172,865

		5,902,138

Wireless Telecommunication Services 0.3%
T-Mobile US, Inc.*	124,100	5,369,807

		1,678,690,337

Total Common Stocks (cost $1,731,772,489)		1,789,689,563

Exchange Traded Fund 0.1%

	Shares	Market Value

UNITED STATES 0.1%
iShares Russell 1000 Value ETF (a)	13,632	$1,407,640

Total Exchange Traded Fund (cost $1,375,855)		1,407,640

Repurchase Agreements 2.6%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $5,000,061, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $5,100,000. (b)(c)	$5,000,000	5,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $10,000,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $10,200,000. (b)(c)	10,000,000	10,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,372,319, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $1,399,749. (b)(c)	1,372,303	1,372,303
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $3,000,050, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $3,060,051. (b)(c)	3,000,000	3,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $5,000,515, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $5,100,526. (b)(c)	5,000,000	5,000,000

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $3,600,042, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $3,672,000. (b)(c)	$3,600,000	$3,600,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $10,000,719, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $10,200,367. (b)(c)	10,000,000	10,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $10,001,556, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $10,200,237. (b)(c)(d)	10,000,000	10,000,000

Total Repurchase Agreements (cost $47,972,303)		47,972,303

Total Investments (cost $1,781,120,647) (e) — 101.5%		1,839,069,506
Liabilities in excess of other assets — (1.5)%		(27,625,867)

NET ASSETS — 100.0%		$1,811,443,639

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $50,925,295, which was collateralized by repurchase agreements with a total value of $47,972,303 and $3,690,450 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 07/14/16 - 11/15/45 a total value of $51,662,753.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $47,972,303.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	Illiquid security.

(e)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

ETF	Exchange Traded Fund

FDR	Fiduciary Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

At June 30, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	JPMorgan Chase Bank	09/21/16	(3,444,000)	$(4,989,994)	$(4,588,365)	$401,629
Euro	JPMorgan Chase Bank	09/21/16	(6,377,000)	(7,241,339)	(7,097,582)	143,757

Total Short Contracts				$(12,231,333)	$(11,685,947)	$545,386

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investments, at value* (cost $1,733,148,344)	$1,791,097,203
Repurchase agreements, at value (cost $47,972,303)	47,972,303

Total Investments, at value (total cost $1,781,120,647)	1,839,069,506

Cash	18,477,792
Foreign currencies, at value (cost $5)	5
Dividends receivable	2,592,137
Security lending income receivable	34,520
Receivable for investments sold	3,839,764
Receivable for capital shares issued	392,587
Reclaims receivable	467,828
Unrealized appreciation on forward foreign currency contracts (Note 2)	545,386
Prepaid expenses	11,300

Total Assets	1,865,430,825

Liabilities:
Payable for investments purchased	4,971,818
Payable for capital shares redeemed	45,901
Payable upon return of securities loaned (Note 2)	47,972,303
Accrued expenses and other payables:
Investment advisory fees	877,553
Fund administration fees	44,526
Distribution fees	17,208
Administrative servicing fees	15,729
Accounting and transfer agent fees	554
Custodian fees	10,125
Compliance program costs (Note 3)	1,919
Professional fees	18,388
Printing fees	10,352
Other	810

Total Liabilities	53,987,186

Net Assets	$1,811,443,639

Represented by:
Capital	$1,530,798,132
Accumulated undistributed net investment income	25,262,857
Accumulated net realized gains from investments, forward and foreign currency transactions	196,910,013
Net unrealized appreciation/(depreciation) from investments	57,948,859
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	545,386
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(21,608)

Net Assets	$1,811,443,639

*	Includes value of securities on loan of $50,925,295 (Note 2).

12

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
Net Assets:
Class I Shares	$34,227,679
Class II Shares	83,130,787
Class Y Shares	1,694,085,173

Total	$1,811,443,639

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,342,353
Class II Shares	8,166,310
Class Y Shares	164,893,096

Total	176,401,759

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.24
Class II Shares	$10.18
Class Y Shares	$10.27

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$21,938,760
Income from securities lending (Note 2)	252,593
Interest income	18,839
Foreign tax withholding	(139,406)

Total Income	22,070,786

EXPENSES:
Investment advisory fees	5,542,053
Fund administration fees	265,006
Distribution fees Class II Shares	102,583
Administrative servicing fees Class I Shares	24,912
Administrative servicing fees Class II Shares	61,550
Professional fees	47,087
Printing fees	10,294
Trustee fees	28,880
Custodian fees	33,290
Accounting and transfer agent fees	1,339
Compliance program costs (Note 3)	3,884
Other	26,321

Total expenses before fees waived	6,147,199

Investment advisory fees waived (Note 3)	(326,410)

Net Expenses	5,820,789

NET INVESTMENT INCOME	16,249,997

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,483,570
Net realized gains from forward and foreign currency transactions (Note 2)	366,063

Net realized gains from investments, forward and foreign currency transactions	10,849,633

Net change in unrealized appreciation/(depreciation) from investments	26,680,087
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	265,380
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	8,531

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	26,953,998

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	37,803,631

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$54,053,628

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$16,249,997	$28,823,104
Net realized gains from investments, forward and foreign currency transactions	10,849,633	192,887,319
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	26,953,998	(274,541,266)

Change in net assets resulting from operations	54,053,628	(52,830,843)

Distributions to Shareholders From:
Net investment income:
Class I	–	(456,375)
Class II	–	(923,059)
Class Y	–	(24,549,246)
Net realized gains:
Class I	–	(2,999,396)
Class II	–	(9,991,950)
Class Y	–	(192,251,332)

Change in net assets from shareholder distributions	–	(231,171,358)

Change in net assets from capital transactions	(67,874,682)	183,850,797

Change in net assets	(13,821,054)	(100,151,404)

Net Assets:
Beginning of period	1,825,264,693	1,925,416,097

End of period	$1,811,443,639	$1,825,264,693

Accumulated undistributed net investment income at end of period	$25,262,857	$9,012,860

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,418,673	$13,172,680
Dividends reinvested	–	3,455,771
Cost of shares redeemed	(3,497,805)	(8,098,793)

Total Class I Shares	(2,079,132)	8,529,658

Class II Shares
Proceeds from shares issued	3,584,112	15,504,927
Dividends reinvested	–	10,915,009
Cost of shares redeemed	(10,837,376)	(16,020,321)

Total Class II Shares	(7,253,264)	10,399,615

Class Y Shares
Proceeds from shares issued	29,999,163	85,854,738
Dividends reinvested	–	216,800,578
Cost of shares redeemed	(88,541,449)	(137,733,792)

Total Class Y Shares	(58,542,286)	164,921,524

Change in net assets from capital transactions	$(67,874,682)	$183,850,797

15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	143,092	1,240,870
Reinvested	–	351,377
Redeemed	(366,642)	(709,679)

Total Class I Shares	(223,550)	882,568

Class II Shares
Issued	376,175	1,357,724
Reinvested	–	1,117,192
Redeemed	(1,124,275)	(1,385,261)

Total Class II Shares	(748,100)	1,089,655

Class Y Shares
Issued	3,150,359	7,659,268
Reinvested	–	21,982,376
Redeemed	(8,675,187)	(11,793,521)

Total Class Y Shares	(5,524,828)	17,848,123

Total change in shares	(6,496,478)	19,820,346

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.96	0.08	0.20	0.28	–	–	–	$10.24	2.81%		$34,227,679	0.79%	1.71%	0.83%	26.31%
Year Ended December 31, 2015	$11.79	0.16	(0.56)	(0.40)	(0.14)	(1.29)	(1.43)	$9.96	(3.15%	)	$35,512,881	0.78%	1.40%	0.82%	64.53%
Year Ended December 31, 2014	$11.92	0.16	1.07	1.23	(0.14)	(1.22)	(1.36)	$11.79	10.52%		$31,631,852	0.78%	1.33%	0.82%	54.93%
Year Ended December 31, 2013	$9.37	0.14	3.12	3.26	(0.15)	(0.56)	(0.71)	$11.92	35.44%		$30,310,006	0.79%	1.28%	0.83%	62.79%
Year Ended December 31, 2012	$8.06	0.16	1.27	1.43	(0.12)	–	(0.12)	$9.37	17.81%		$24,456,461	0.81%	1.78%	0.84%	100.78%
Year Ended December 31, 2011	$8.98	0.11	(0.63)	(0.52)	(0.10)	(0.30)	(0.40)	$8.06	(5.83%	)	$23,554,161	0.84%	1.21%	0.84%	81.38%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.91	0.07	0.20	0.27	–	–	–	$10.18	2.72%		$83,130,787	1.04%	1.47%	1.08%	26.31%
Year Ended December 31, 2015	$11.74	0.13	(0.56)	(0.43)	(0.11)	(1.29)	(1.40)	$9.91	(3.44%	)	$88,360,406	1.03%	1.13%	1.07%	64.53%
Year Ended December 31, 2014	$11.88	0.13	1.07	1.20	(0.12)	(1.22)	(1.34)	$11.74	10.24%		$91,844,124	1.03%	1.07%	1.07%	54.93%
Year Ended December 31, 2013	$9.35	0.11	3.11	3.22	(0.13)	(0.56)	(0.69)	$11.88	35.03%		$77,321,711	1.04%	1.04%	1.08%	62.79%
Year Ended December 31, 2012	$8.04	0.14	1.27	1.41	(0.10)	–	(0.10)	$9.35	17.59%		$55,429,721	1.06%	1.55%	1.09%	100.78%
Year Ended December 31, 2011	$8.96	0.08	(0.62)	(0.54)	(0.08)	(0.30)	(0.38)	$8.04	(6.09%	)	$48,441,288	1.10%	0.96%	1.10%	81.38%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$9.98	0.09	0.20	0.29	–	–	–	$10.27	2.91%		$1,694,085,173	0.64%	1.86%	0.68%	26.31%
Year Ended December 31, 2015	$11.81	0.17	(0.56)	(0.39)	(0.15)	(1.29)	(1.44)	$9.98	(3.04%	)	$1,701,391,406	0.63%	1.54%	0.67%	64.53%
Year Ended December 31, 2014	$11.94	0.18	1.07	1.25	(0.16)	(1.22)	(1.38)	$11.81	10.66%		$1,801,940,121	0.63%	1.48%	0.67%	54.93%
Year Ended December 31, 2013	$9.39	0.16	3.12	3.28	(0.17)	(0.56)	(0.73)	$11.94	35.54%		$1,659,415,570	0.64%	1.44%	0.68%	62.79%
Year Ended December 31, 2012	$8.07	0.17	1.29	1.46	(0.14)	–	(0.14)	$9.39	18.09%		$1,299,605,900	0.66%	1.95%	0.69%	100.78%
Year Ended December 31, 2011	$8.99	0.13	(0.64)	(0.51)	(0.11)	(0.30)	(0.41)	$8.07	(5.69%	)	$1,053,272,000	0.70%	1.44%	0.70%	81.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$54,548,497	$—	$—	$54,548,497
Air Freight & Logistics	5,164,851	—	—	5,164,851
Airlines	11,220,331	—	—	11,220,331
Auto Components	6,532,720	—	—	6,532,720
Banks	171,456,638	—	—	171,456,638
Beverages	24,362,738	3,017,666	—	27,380,404
Biotechnology	13,510,884	—	—	13,510,884
Building Products	6,326,656	—	—	6,326,656
Capital Markets	61,584,795	—	—	61,584,795
Chemicals	38,547,227	—	—	38,547,227
Commercial Services & Supplies	3,845,648	—	—	3,845,648
Communications Equipment	54,159,405	—	—	54,159,405
Construction Materials	16,694,778	5,543,601	—	22,238,379
Consumer Finance	23,571,315	—	—	23,571,315
Containers & Packaging	16,152,894	—	—	16,152,894
Diversified Financial Services	22,505,348	—	—	22,505,348
Diversified Telecommunication Services	42,626,420	—	—	42,626,420
Electric Utilities	61,735,930	—	—	61,735,930
Electrical Equipment	11,150,587	—	—	11,150,587
Electronic Equipment, Instruments & Components	6,537,201	—	—	6,537,201
Energy Equipment & Services	44,821,900	—	—	44,821,900
Food Products	39,258,448	—	—	39,258,448
Health Care Equipment & Supplies	27,078,106	—	—	27,078,106
Health Care Providers & Services	43,402,426	—	—	43,402,426
Hotels, Restaurants & Leisure	25,054,468	1,970,792	—	27,025,260
Household Durables	5,801,347	—	—	5,801,347
Household Products	11,202,180	—	—	11,202,180
Independent Power and Renewable Electricity Producers	11,658,348	—	—	11,658,348
Industrial Conglomerates	15,750,924	—	—	15,750,924
Information Technology Services	12,670,197	—	—	12,670,197
Insurance	148,029,055	—	—	148,029,055
Internet & Catalog Retail	4,148,466	—	—	4,148,466
Internet Software & Services	16,974,068	—	—	16,974,068
Life Sciences Tools & Services	9,363,994	—	—	9,363,994
Machinery	—	5,320,401	—	5,320,401
Media	39,527,536	13,828,982	—	53,356,518
Metals & Mining	12,227,719	—	—	12,227,719
Multiline Retail	5,897,486	—	—	5,897,486
Multi-Utilities	8,214,799	—	—	8,214,799
Oil, Gas & Consumable Fuels	208,384,585	—	—	208,384,585
Paper & Forest Products	2,859,280	—	—	2,859,280
Personal Products	4,774,363	—	—	4,774,363
Pharmaceuticals	141,930,259	—	—	141,930,259
Real Estate Investment Trusts (REITs)	77,908,347	—	—	77,908,347
Real Estate Management & Development	4,297,078	—	—	4,297,078
Road & Rail	33,119,127	—	—	33,119,127
Semiconductors & Semiconductor Equipment	49,822,925	—	—	49,822,925

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Software	$24,381,281	$—	$—	$24,381,281
Specialty Retail	17,208,221	—	—	17,208,221
Technology Hardware, Storage & Peripherals	17,250,447	7,048,688	—	24,299,135
Textiles, Apparel & Luxury Goods	8,512,370	—	—	8,512,370
Tobacco	7,786,205	10,136,670	—	17,922,875
Trading Companies & Distributors	5,902,138	—	—	5,902,138
Wireless Telecommunication Services	5,369,807	—	—	5,369,807
Total Common Stocks	$1,742,822,763	$46,866,800	$—	$1,789,689,563
Exchange Traded Fund	1,407,640	—	—	1,407,640
Forward Foreign Currency Contracts	—	545,386	—	545,386
Repurchase Agreements	—	47,972,303	—	47,972,303
Total	$1,744,230,403	$95,384,489	$—	$1,839,614,892

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”, if applicable.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$545,386
Total		$545,386

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$366,063
Total	$366,063

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six months ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$265,380
Total	$265,380

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of forward foreign currency contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$545,386	$—	$545,386
Total	$545,386	$—	$545,386

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	$545,386	$—	$—	$545,386
Total	$545,386	$—	$—	$545,386

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $47,972,303, which was comprised of cash.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,350,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
BNP Paribas Securities Corp.	10,000,000	—	10,000,000	(10,000,000)	—
ML Pierce Fenner & Smith, Inc.	1,372,303	—	1,372,303	(1,372,303)	—
Natixis New York Branch	3,000,000	—	3,000,000	(3,000,000)	—
Natixis New York Branch	5,000,000	—	5,000,000	(5,000,000)	—
Nomura Securities International, Inc.	3,600,000	—	3,600,000	(3,600,000)	—
RBS Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
RBS Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$47,972,303	$—	$47,972,303	$(47,972,303)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Wellington Management Company, LLP
The Boston Company Asset Management, LLC
Massachusetts Financial Services Company

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.037% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $326,410, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.63%, and after contractual fee waivers was 0.59%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $265,006 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $3,884.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $86,462.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $469,205,768 and sales of $528,172,281 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

29

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $20,422 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,792,404,459	$175,408,311	$(128,743,264)	$46,665,047

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

31

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

33

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

39

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

40

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

41

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund

SAR-MM-MCG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation†

Common Stocks	95.9%
Repurchase Agreements	4.7%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Industries††

Software	9.3%
Health Care Equipment & Supplies	7.9%
Specialty Retail	6.9%
Information Technology Services	6.5%
Hotels, Restaurants & Leisure	4.7%
Health Care Providers & Services	4.4%
Diversified Consumer Services	3.0%
Machinery	2.8%
Building Products	2.7%
Electronic Equipment, Instruments & Components	2.5%
Other Industries*	49.3%
100.0%

Top Holdings††

CoStar Group, Inc.	2.0%
Tyler Technologies, Inc.	1.6%
Burlington Stores, Inc.	1.6%
DexCom, Inc.	1.5%
Bright Horizons Family Solutions, Inc.	1.4%
Aramark	1.3%
Vantiv, Inc., Class A	1.3%
ServiceNow, Inc.	1.3%
KAR Auction Services, Inc.	1.2%
Zayo Group Holdings, Inc.	1.2%
Other Holdings*	85.6%
100.0%

Top Countries††

United States	91.5%
Ireland	1.7%
Canada	1.1%
Netherlands	0.6%
Russia	0.4%
Other Countries*	4.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	995.30	4.22	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.64	4.27	0.85
Class II Shares	Actual	(a)	1,000.00	993.30	5.45	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.39	5.52	1.10
Class Y Shares	Actual	(a)	1,000.00	996.30	3.87	0.78
	Hypothetical	(a)(b)	1,000.00	1,020.98	3.92	0.78

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 95.9%

	Shares	Market Value

CANADA 1.1%
Commercial Services & Supplies 1.1%
Waste Connections, Inc.	132,700	$9,561,035

IRELAND 1.8%
Biotechnology 0.1%
Prothena Corp. PLC* (a)	32,014	1,119,209

Building Products 1.2%
Allegion PLC	138,900	9,643,827

Pharmaceuticals 0.5%
Jazz Pharmaceuticals PLC*	27,500	3,886,025

		14,649,061

NETHERLANDS 0.6%
Health Care Equipment & Supplies 0.3%
Wright Medical Group NV*	165,000	2,866,050

Semiconductors & Semiconductor Equipment 0.3%
NXP Semiconductors NV*	27,500	2,154,350

		5,020,400

RUSSIA 0.4%
Internet Software & Services 0.4%
Yandex NV, Class A*	140,237	3,064,178

UNITED STATES 92.0%
Aerospace & Defense 0.6%
Orbital ATK, Inc.	62,100	5,287,194

Airlines 1.2%
Alaska Air Group, Inc. (a)	55,000	3,205,950
Spirit Airlines, Inc.*	146,600	6,577,942

		9,783,892

Auto Components 0.4%
Gentherm, Inc.*	103,652	3,550,081

Banks 0.8%
Signature Bank*	30,000	3,747,600
SVB Financial Group*	32,500	3,092,700

		6,840,300

Beverages 0.8%
Constellation Brands, Inc., Class A	39,300	6,500,220

Biotechnology 2.2%
Alnylam Pharmaceuticals, Inc.*	36,492	2,024,941
BioMarin Pharmaceutical, Inc.*	60,000	4,668,000
Bluebird Bio, Inc.* (a)	35,200	1,523,808
Ligand Pharmaceuticals, Inc.* (a)	40,780	4,863,831
Ophthotech Corp.*	24,400	1,245,132
Ultragenyx Pharmaceutical, Inc.* (a)	22,900	1,120,039
Vertex Pharmaceuticals, Inc.*	35,000	3,010,700

		18,456,451

Building Products 1.6%
A.O. Smith Corp.	92,000	8,106,120
Masonite International Corp.*	82,800	5,476,392

		13,582,512

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Capital Markets 2.5%
Affiliated Managers Group, Inc.*	12,500	$1,759,625
Evercore Partners, Inc., Class A	103,900	4,591,341
Raymond James Financial, Inc.	140,100	6,906,930
SEI Investments Co.	155,400	7,476,294

		20,734,190

Chemicals 1.7%
RPM International, Inc.	75,000	3,746,250
Scotts Miracle-Gro Co. (The), Class A	47,500	3,320,725
Sensient Technologies Corp.	60,000	4,262,400
W.R. Grace & Co.	35,000	2,562,350

		13,891,725

Commercial Services & Supplies 1.2%
KAR Auction Services, Inc.	250,528	10,457,039

Communications Equipment 1.0%
Harris Corp.	61,900	5,164,936
Palo Alto Networks, Inc.*	25,000	3,066,000

		8,230,936

Construction Materials 0.8%
Vulcan Materials Co.	55,900	6,728,124

Distributors 1.2%
LKQ Corp.*	177,500	5,626,750
Pool Corp.	50,500	4,748,515

		10,375,265

Diversified Consumer Services 3.0%
Bright Horizons Family Solutions, Inc.*	181,200	12,015,372
Service Corp. International	127,500	3,447,600
ServiceMaster Global Holdings, Inc.*	250,058	9,952,308

		25,415,280

Diversified Financial Services 0.6%
CBOE Holdings, Inc.	72,500	4,829,950

Diversified Telecommunication Services 1.2%
Zayo Group Holdings, Inc.*	371,288	10,370,074

Electrical Equipment 1.6%
Acuity Brands, Inc.	39,016	9,674,407
AMETEK, Inc.	79,000	3,652,170

		13,326,577

Electronic Equipment, Instruments & Components 2.5%
Amphenol Corp., Class A	84,000	4,815,720
CDW Corp.	105,000	4,208,400
Cognex Corp.	92,416	3,983,130
FLIR Systems, Inc.	159,600	4,939,620
Universal Display Corp.*	44,800	3,037,440

		20,984,310

Food & Staples Retailing 0.3%
Rite Aid Corp.*	293,700	2,199,813

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Food Products 1.4%
Pinnacle Foods, Inc.	95,000	$4,397,550
Post Holdings, Inc.*	22,500	1,860,525
WhiteWave Foods Co. (The)*	116,500	5,468,510

		11,726,585

Health Care Equipment & Supplies 7.7%
Align Technology, Inc.*	84,400	6,798,420
C.R. Bard, Inc.	20,000	4,703,200
Dentsply Sirona, Inc.	50,000	3,102,000
DexCom, Inc.* (a)	155,079	12,302,418
Edwards Lifesciences Corp.*	52,500	5,235,825
Integra LifeSciences Holdings Corp.*	123,850	9,880,753
Nevro Corp.* (a)	122,635	9,045,558
NuVasive, Inc.*	82,500	4,926,900
Teleflex, Inc.	45,443	8,057,498

		64,052,572

Health Care Providers & Services 4.4%
Acadia Healthcare Co., Inc.* (a)	55,000	3,047,000
Amedisys, Inc.*	105,500	5,325,640
Centene Corp.*	57,500	4,103,775
HealthEquity, Inc.* (a)	176,408	5,360,157
HealthSouth Corp.	95,000	3,687,900
Surgical Care Affiliates, Inc.*	65,396	3,117,427
Universal Health Services, Inc., Class B	30,000	4,023,000
VCA, Inc.*	122,100	8,255,181

		36,920,080

Health Care Technology 0.7%
Veeva Systems, Inc., Class A*	171,645	5,856,527

Hotels, Restaurants & Leisure 4.7%
Aramark	327,700	10,951,734
Dave & Buster’s Entertainment, Inc.*	100,780	4,715,496
MGM Resorts International*	130,000	2,941,900
Norwegian Cruise Line Holdings Ltd.*	85,000	3,386,400
Red Rock Resorts, Inc., Class A*	110,000	2,417,800
Six Flags Entertainment Corp.	99,500	5,766,025
Vail Resorts, Inc.	67,800	9,371,994

		39,551,349

Household Durables 1.1%
Newell Brands, Inc.	126,720	6,154,790
Whirlpool Corp.	17,500	2,916,200

		9,070,990

Industrial Conglomerates 1.3%
Carlisle Cos., Inc.	56,000	5,918,080
Roper Technologies, Inc.	30,000	5,116,800

		11,034,880

Information Technology Services 6.5%
Broadridge Financial Solutions, Inc.	118,500	7,726,200
CSRA, Inc.	100,000	2,343,000
EPAM Systems, Inc.*	100,556	6,466,756

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Information Technology Services (continued)
Euronet Worldwide, Inc.*	125,134	$8,658,021
Fiserv, Inc.*	46,700	5,077,691
Global Payments, Inc.	42,500	3,033,650
Sabre Corp.	100,000	2,679,000
Vantiv, Inc., Class A*	193,416	10,947,346
WEX, Inc.*	85,500	7,581,285

		54,512,949

Insurance 0.6%
Assurant, Inc.	55,000	4,747,050

Internet & Catalog Retail 0.7%
Expedia, Inc.	27,500	2,923,250
Liberty Interactive Corp. QVC Group Series A*	125,000	3,171,250

		6,094,500

Internet Software & Services 2.1%
CoStar Group, Inc.*	78,523	17,169,839

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	100,000	4,436,000
Cambrex Corp.*	123,504	6,388,862

		10,824,862

Machinery 2.9%
CLARCOR, Inc.	32,500	1,976,975
IDEX Corp.	42,500	3,489,250
John Bean Technologies Corp.	68,150	4,172,143
Milacron Holdings Corp.* (a)	100,000	1,451,000
Proto Labs, Inc.* (a)	40,500	2,331,180
Stanley Black & Decker, Inc.	35,000	3,892,700
WABCO Holdings, Inc.*	38,829	3,555,572
Wabtec Corp.	42,500	2,984,775

		23,853,595

Media 1.4%
Cinemark Holdings, Inc.	190,200	6,934,692
DISH Network Corp., Class A*	35,000	1,834,000
Starz, Class A*	100,000	2,992,000

		11,760,692

Multiline Retail 0.6%
Dollar Tree, Inc.*	55,000	5,183,200

Oil, Gas & Consumable Fuels 1.2%
Concho Resources, Inc.*	30,000	3,578,100
Diamondback Energy, Inc.*	71,500	6,521,515

		10,099,615

Personal Products 0.3%
Edgewell Personal Care Co.*	25,000	2,110,250

Pharmaceuticals 0.7%
Zoetis, Inc.	120,000	5,695,200

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Professional Services 2.1%
Nielsen Holdings PLC	65,500	$3,404,035
TransUnion*	202,812	6,782,033
Verisk Analytics, Inc., Class A*	27,500	2,229,700
WageWorks, Inc.*	80,000	4,784,800

		17,200,568

Real Estate Investment Trusts (REITs) 0.2%
Extra Space Storage, Inc.	20,000	1,850,800

Real Estate Management & Development 0.6%
CBRE Group, Inc., Class A*	190,400	5,041,792

Road & Rail 2.0%
J.B. Hunt Transport Services, Inc.	108,400	8,772,812
Kansas City Southern	48,300	4,351,347
Old Dominion Freight Line, Inc.*	60,000	3,618,600

		16,742,759

Semiconductors & Semiconductor Equipment 2.0%
Cavium, Inc.*	50,000	1,930,000
Lam Research Corp. (a)	56,000	4,707,360
MACOM Technology Solutions Holdings, Inc.* (a)	55,000	1,813,900
Monolithic Power Systems, Inc.	67,500	4,611,600
NVIDIA Corp.	75,000	3,525,750

		16,588,610

Software 9.3%
Activision Blizzard, Inc.	130,000	5,151,900
Electronic Arts, Inc.*	65,000	4,924,400
Guidewire Software, Inc.*	157,164	9,706,449
HubSpot, Inc.*	105,300	4,572,126
Manhattan Associates, Inc.*	47,500	3,046,175
Paycom Software, Inc.* (a)	180,675	7,806,967
Red Hat, Inc.*	42,500	3,085,500
SecureWorks Corp., Class A* (a)	140,153	1,976,157
ServiceNow, Inc.*	164,400	10,916,160
Tableau Software, Inc., Class A*	64,866	3,173,245
Take-Two Interactive Software, Inc.*	173,600	6,582,912
Tyler Technologies, Inc.*	82,434	13,742,573
Ultimate Software Group, Inc. (The)*	18,500	3,890,365

		78,574,929

Specialty Retail 6.9%
Burlington Stores, Inc.*	199,500	13,308,645
Lithia Motors, Inc., Class A (a)	77,900	5,536,353
Michaels Cos., Inc. (The)*	220,117	6,260,127
O’Reilly Automotive, Inc.*	26,000	7,048,600
Ross Stores, Inc.	112,000	6,349,280
Sally Beauty Holdings, Inc.*	182,700	5,373,207
Tractor Supply Co.	72,500	6,610,550
Ulta Salon Cosmetics & Fragrance, Inc.*	31,000	7,552,840

		58,039,602

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 1.7%
Coach, Inc.	127,100	$5,178,054
Columbia Sportswear Co.	57,560	3,312,002
Hanesbrands, Inc.	112,000	2,814,560
Under Armour, Inc., Class A* (a)	35,000	1,404,550
Under Armour, Inc., Class C*	35,248	1,283,043

		13,992,209

Thrifts & Mortgage Finance 0.4%
LendingTree, Inc.* (a)	39,855	3,520,392

Trading Companies & Distributors 1.3%
HD Supply Holdings, Inc.*	209,491	7,294,477
W.W. Grainger, Inc. (a)	15,000	3,408,750

		10,703,227

Wireless Telecommunication Services 0.7%
T-Mobile US, Inc.*	142,500	6,165,975

		770,229,531

Total Common Stocks (cost $677,881,213)		802,524,205

Repurchase Agreements 4.7%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $4,000,049, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $4,080,000. (b)(c)	$4,000,000	4,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $5,000,056, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $5,100,000. (b)(c)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $3,452,579, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $3,521,588. (b)(c)	3,452,537	3,452,537

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $5,000,083, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $5,100,085. (b)(c)	$5,000,000	$5,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $5,000,515, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $5,100,526. (b)(c)	5,000,000	5,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $4,000,047, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $4,080,000. (b)(c)	4,000,000	4,000,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $8,000,576, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $8,160,293. (b)(c)	8,000,000	8,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $5,000,778, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $5,100,119. (b)(c)(d)	5,000,000	5,000,000

Total Repurchase Agreements (cost $39,452,537)		39,452,537

Total Investments (cost $717,333,750) (e) — 100.6%		841,976,742
Liabilities in excess of other assets — (0.6)%		(5,265,460)

NET ASSETS — 100.0%		$836,711,282

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $51,616,330, which was collateralized by repurchase agreements with a total value of $39,452,537 and $12,384,813 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.25% and maturity dates ranging from 07/14/16 - 02/15/46 a total value of $ 51,837,350.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $39,452,537.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	Illiquid security.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investments, at value* (cost $677,881,213)	$802,524,205
Repurchase agreements, at value (cost $39,452,537)	39,452,537

Total Investments, at value (total cost $717,333,750)	841,976,742

Cash	35,711,572
Dividends receivable	361,599
Security lending income receivable	55,685
Receivable for investments sold	5,543,173
Receivable for capital shares issued	185,978
Prepaid expenses	4,981

Total Assets	883,839,730

Liabilities:
Payable for investments purchased	6,921,406
Payable for capital shares redeemed	130,294
Payable upon return of securities loaned (Note 2)	39,452,537
Accrued expenses and other payables:
Investment advisory fees	495,678
Fund administration fees	23,984
Distribution fees	24,911
Administrative servicing fees	30,912
Accounting and transfer agent fees	312
Custodian fees	5,769
Compliance program costs (Note 3)	881
Professional fees	16,666
Printing fees	25,098

Total Liabilities	47,128,448

Net Assets	$836,711,282

Represented by:
Capital	$614,793,107
Accumulated net investment loss	(851,490)
Accumulated net realized gains from investments	98,126,673
Net unrealized appreciation/(depreciation) from investments	124,642,992

Net Assets	$836,711,282

*	Includes value of securities on loan of $51,616,330 (Note 2).

11

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
Net Assets:
Class I Shares	$359,230,728
Class II Shares	120,685,677
Class Y Shares	356,794,877

Total	$836,711,282

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	33,568,940
Class II Shares	11,623,369
Class Y Shares	33,047,879

Total	78,240,188

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.70
Class II Shares	$10.38
Class Y Shares	$10.80

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$2,411,757
Income from securities lending (Note 2)	171,219
Interest income	38,925

Total Income	2,621,901

EXPENSES:
Investment advisory fees	3,007,632
Fund administration fees	135,950
Distribution fees Class II Shares	150,408
Administrative servicing fees Class I Shares	122,206
Administrative servicing fees Class II Shares	42,115
Professional fees	27,932
Printing fees	24,068
Trustee fees	13,165
Custodian fees	14,986
Accounting and transfer agent fees	971
Compliance program costs (Note 3)	1,773
Other	14,115

Total expenses before fees waived	3,555,321

Investment advisory fees waived (Note 3)	(116,274)

Net Expenses	3,439,047

NET INVESTMENT LOSS	(817,146)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,421,856
Net change in unrealized appreciation/(depreciation) from investments	(9,006,231)

Net realized/unrealized losses from investments	(4,584,375)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,401,521)

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment loss	$(817,146)	$(3,814,214)
Net realized gains from investments	4,421,856	96,492,039
Net change in unrealized appreciation/(depreciation) from investments	(9,006,231)	(84,467,393)

Change in net assets resulting from operations	(5,401,521)	8,210,432

Distributions to Shareholders From:
Net realized gains:
Class I	–	(57,980,651)
Class II	–	(20,419,538)
Class Y	–	(51,076,978)

Change in net assets from shareholder distributions	–	(129,477,167)

Change in net assets from capital transactions	(20,621,980)	15,240,750

Change in net assets	(26,023,501)	(106,025,985)

Net Assets:
Beginning of period	862,734,783	968,760,768

End of period	$836,711,282	$862,734,783

Accumulated distributions in excess of net investment loss at end of period	$(851,490)	$(34,344)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,761,925	$18,200,741
Dividends reinvested	–	57,980,651
Cost of shares redeemed	(22,151,103)	(52,009,038)

Total Class I Shares	(19,389,178)	24,172,354

Class II Shares
Proceeds from shares issued	4,857,741	41,141,503
Dividends reinvested	–	20,419,538
Cost of shares redeemed	(16,750,596)	(41,151,256)

Total Class II Shares	(11,892,855)	20,409,785

Class Y Shares
Proceeds from shares issued	17,414,832	17,056,489
Dividends reinvested	–	51,076,978
Cost of shares redeemed	(6,754,779)	(97,474,856)

Total Class Y Shares	10,660,053	(29,341,389)

Change in net assets from capital transactions	$(20,621,980)	$15,240,750

14

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	275,044	1,572,443
Reinvested	–	5,131,031
Redeemed	(2,181,354)	(4,130,871)

Total Class I Shares	(1,906,310)	2,572,603

Class II Shares
Issued	489,929	3,318,704
Reinvested	–	1,859,703
Redeemed	(1,708,835)	(3,287,061)

Total Class II Shares	(1,218,906)	1,891,346

Class Y Shares
Issued	1,665,228	1,403,330
Reinvested	–	4,484,370
Redeemed	(623,990)	(7,072,969)

Total Class Y Shares	1,041,238	(1,185,269)

Total change in shares	(2,083,978)	3,278,680

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.75	(0.01)	(0.04)	(0.05)	–	–	$10.70	(0.47%	)	$359,230,728	0.85%	(0.20%	)	0.88%	30.84%
Year Ended December 31, 2015	$12.58	(0.05)	0.12	0.07	(1.90)	(1.90)	$10.75	(0.18%	)	$381,468,595	0.85%	(0.40%	)	0.88%	71.39%
Year Ended December 31, 2014	$13.76	(0.05)	0.56	0.51	(1.69)	(1.69)	$12.58	4.04%		$413,817,883	0.84%	(0.37%	)	0.87%	70.02%
Year Ended December 31, 2013	$10.64	(0.04)	4.10	4.06	(0.94)	(0.94)	$13.76	38.94%		$450,532,901	0.85%	(0.30%	)	0.88%	66.14%
Year Ended December 31, 2012	$10.19	–	1.52	1.52	(1.07)	(1.07)	$10.64	14.90%		$369,497,291	0.87%	–		0.89%	79.49%
Year Ended December 31, 2011	$10.64	(0.05)	(0.40)	(0.45)	–	–	$10.19	(4.23%	)	$377,848,284	0.89%	(0.44%	)	0.89%	139.33%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.45	(0.02)	(0.05)	(0.07)	–	–	$10.38	(0.67%	)	$120,685,677	1.10%	(0.45%	)	1.13%	30.84%
Year Ended December 31, 2015	$12.30	(0.08)	0.13	0.05	(1.90)	(1.90)	$10.45	(0.35%	)	$134,154,427	1.09%	(0.64%	)	1.12%	71.39%
Year Ended December 31, 2014	$13.53	(0.08)	0.54	0.46	(1.69)	(1.69)	$12.30	3.72%		$134,689,916	1.09%	(0.62%	)	1.12%	70.02%
Year Ended December 31, 2013	$10.50	(0.07)	4.04	3.97	(0.94)	(0.94)	$13.53	38.60%		$145,700,915	1.10%	(0.55%	)	1.13%	66.14%
Year Ended December 31, 2012	$10.09	(0.03)	1.51	1.48	(1.07)	(1.07)	$10.50	14.64%		$126,506,762	1.12%	(0.24%	)	1.14%	79.49%
Year Ended December 31, 2011	$10.56	(0.07)	(0.40)	(0.47)	–	–	$10.09	(4.45%	)	$135,634,593	1.14%	(0.69%	)	1.14%	139.33%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.84	(0.01)	(0.03)	(0.04)	–	–	$10.80	(0.37%	)(f)	$356,794,877	0.78%	(0.12%	)	0.81%	30.84%
Year Ended December 31, 2015	$12.66	(0.04)	0.12	0.08	(1.90)	(1.90)	$10.84	(0.10%	)(f)	$347,111,761	0.77%	(0.33%	)	0.80%	71.39%
Year Ended December 31, 2014	$13.83	(0.04)	0.56	0.52	(1.69)	(1.69)	$12.66	4.09%		$420,252,969	0.77%	(0.29%	)	0.80%	70.02%
Year Ended December 31, 2013	$10.69	(0.03)	4.11	4.08	(0.94)	(0.94)	$13.83	38.95%		$389,844,994	0.78%	(0.23%	)	0.81%	66.14%
Year Ended December 31, 2012	$10.22	0.01	1.53	1.54	(1.07)	(1.07)	$10.69	15.07%		$291,409,944	0.80%	0.09%		0.82%	79.49%
Year Ended December 31, 2011	$10.66	(0.04)	(0.40)	(0.44)	–	–	$10.22	(4.13%	)	$256,294,969	0.82%	(0.37%	)	0.82%	139.33%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

Assets:	Level 1	Level 2	Level 3	Total
Common Stocks	$802,524,205	$—	$—	$802,524,205
Repurchase Agreements	—	39,452,537	—	39,452,537
Total	$802,524,205	$39,452,537	$—	$841,976,742

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $39,452,537, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16-05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$4,000,000	$—	$4,000,000	$(4,000,000)	$—
BNP Paribas Securities Corp.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	3,452,537	—	3,452,537	(3,452,537)	—
Natixis New York Branch,	5,000,000	—	5,000,000	(5,000,000)	—
Natixis New York Branch,	5,000,000	—	5,000,000	(5,000,000)	—
Nomura Securities International, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
RBS Securities, Inc.	8,000,000	—	8,000,000	(8,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$39,452,537	$—	$39,452,537	$(39,452,537)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Management LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.029% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $116,274, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.72%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $135,950 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $1,773.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.07% and 0.07% for Class I and Class II shares, respectively, for a total amount of $164,321.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $246,626,134 and sales of $279,079,036 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $51,838 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$718,496,292	$145,824,396	$(22,343,946)	$123,480,450

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

27

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

29

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

30

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

35

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

36

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

37

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund

SAR-MM-MCV 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation†

Common Stocks	96.5%
Repurchase Agreements	1.1%
Exchange Traded Fund	0.6%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries††

Insurance	11.1%
Banks	7.6%
Real Estate Investment Trusts (REITs)	7.1%
Electric Utilities	6.8%
Oil, Gas & Consumable Fuels	5.5%
Health Care Providers & Services	5.3%
Containers & Packaging	3.7%
Media	3.3%
Semiconductors & Semiconductor Equipment	3.1%
Health Care Equipment & Supplies	3.1%
Other Industries*	43.4%
100.0%

Top Holdings††

Allstate Corp. (The)	2.3%
Zimmer Biomet Holdings, Inc.	1.9%
CIT Group, Inc.	1.9%
FNF Group	1.8%
MEDNAX, Inc.	1.6%
Republic Services, Inc.	1.5%
Pinnacle West Capital Corp.	1.5%
M&T Bank Corp.	1.4%
Universal Health Services, Inc., Class B	1.4%
Wyndham Worldwide Corp.	1.4%
Other Holdings*	83.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,073.80	4.85	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.19	4.72	0.94
Class II Shares	Actual	(a)	1,000.00	1,073.60	5.41	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.64	5.27	1.05
Class Y Shares	Actual	(a)	1,000.00	1,075.40	4.08	0.79
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.97	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 96.5%

	Shares	Market Value

Aerospace & Defense 1.8%
BWX Technologies, Inc.	72,500	$2,593,325
Textron, Inc.	71,263	2,605,375
TransDigm Group, Inc. *	51,376	13,547,338

		18,746,038

Airlines 0.4%
Alaska Air Group, Inc.	28,300	1,649,607
Copa Holdings SA, Class A (a)	46,100	2,409,186

		4,058,793

Auto Components 1.3%
Dana Holding Corp.	651,600	6,880,896
Delphi Automotive PLC	108,100	6,767,060

		13,647,956

Automobiles 0.4%
Honda Motor Co., Ltd., ADR-JP	88,281	2,236,158
Thor Industries, Inc.	23,453	1,518,347

		3,754,505

Banks 7.5%
Bank of Hawaii Corp.	32,650	2,246,320
BB&T Corp.	88,840	3,163,592
CIT Group, Inc.	609,100	19,436,381
Comerica, Inc.	42,580	1,751,315
Commerce Bancshares, Inc.	69,379	3,323,254
Cullen/Frost Bankers, Inc.	140,300	8,941,319
Fifth Third Bancorp	465,500	8,188,145
First Republic Bank	62,300	4,360,377
M&T Bank Corp.	122,111	14,437,184
PNC Financial Services Group, Inc. (The)	34,701	2,824,314
SunTrust Banks, Inc.	50,096	2,057,944
TCF Financial Corp.	257,121	3,252,581
UMB Financial Corp.	38,048	2,024,534
Westamerica Bancorporation (a)	62,396	3,073,627

		79,080,887

Beverages 0.2%
Molson Coors Brewing Co., Class B	17,900	1,810,227

Biotechnology 0.5%
United Therapeutics Corp. *	49,300	5,221,856

Capital Markets 1.7%
Ameriprise Financial, Inc.	14,242	1,279,644
Franklin Resources, Inc.	28,554	952,847
Invesco Ltd.	62,011	1,583,761
Northern Trust Corp.	143,348	9,498,238
State Street Corp.	56,590	3,051,333
T. Rowe Price Group, Inc.	27,643	2,017,110

		18,382,933

Common Stocks (continued)

	Shares	Market Value

Chemicals 1.9%
Ashland, Inc.	111,900	$12,842,763
Eastman Chemical Co.	110,300	7,489,370

		20,332,133

Commercial Services & Supplies 2.8%
Clean Harbors, Inc. *	39,641	2,065,693
Republic Services, Inc.	312,217	16,019,854
Steelcase, Inc., Class A	266,100	3,610,977
Tyco International PLC	173,922	7,409,077

		29,105,601

Communications Equipment 1.0%
ARRIS International PLC *	258,100	5,409,776
EchoStar Corp., Class A *	130,943	5,198,437

		10,608,213

Consumer Finance 0.4%
Ally Financial, Inc. *	239,600	4,089,972

Containers & Packaging 3.6%
Ball Corp.	35,300	2,551,837
Bemis Co., Inc.	99,978	5,147,867
Owens-Illinois, Inc. *	442,100	7,962,221
Packaging Corp. of America	170,400	11,404,872
Rexam PLC, ADR-UK	111,699	4,805,850
Sonoco Products Co.	45,455	2,257,295
WestRock Co.	112,293	4,364,829

		38,494,771

Diversified Consumer Services 0.4%
H&R Block, Inc.	186,400	4,287,200

Diversified Financial Services 0.1%
Markit Ltd. *	32,511	1,059,859

Diversified Telecommunication Services 0.3%
CenturyLink, Inc.	98,916	2,869,553

Electric Utilities 6.7%
Alliant Energy Corp.	222,500	8,833,250
Edison International	75,381	5,854,842
Eversource Energy	29,018	1,738,178
FirstEnergy Corp.	76,700	2,677,597
Great Plains Energy, Inc.	365,800	11,120,320
PG&E Corp.	72,278	4,620,010
Pinnacle West Capital Corp.	191,300	15,506,778
PPL Corp.	244,800	9,241,200
Xcel Energy, Inc.	239,888	10,742,185

		70,334,360

Electrical Equipment 0.6%
Emerson Electric Co.	33,747	1,760,243
Hubbell, Inc.	27,130	2,861,401
Rockwell Automation, Inc.	14,302	1,642,156

		6,263,800

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 1.7%
Avnet, Inc.	124,600	$5,047,546
Keysight Technologies, Inc. *	343,538	9,993,521
TE Connectivity Ltd.	56,711	3,238,765

		18,279,832

Energy Equipment & Services 2.0%
FMC Technologies, Inc. *	224,937	5,999,070
Frank’s International NV	128,591	1,878,715
Halliburton Co.	57,146	2,588,142
Helmerich & Payne, Inc. (a)	11,254	755,481
Nabors Industries Ltd.	154,100	1,548,705
SEACOR Holdings, Inc. *	55,500	3,216,225
Weatherford International PLC *	987,500	5,480,625

		21,466,963

Food & Staples Retailing 1.5%
Casey’s General Stores, Inc.	15,700	2,064,707
Sysco Corp.	131,493	6,671,955
Whole Foods Market, Inc.	218,700	7,002,774

		15,739,436

Food Products 2.6%
ConAgra Foods, Inc.	167,181	7,992,923
Flowers Foods, Inc.	107,897	2,023,069
General Mills, Inc.	36,978	2,637,271
J.M. Smucker Co. (The)	17,556	2,675,710
Kellogg Co.	96,101	7,846,647
Mead Johnson Nutrition Co.	11,768	1,067,946
Mondelez International, Inc., Class A	73,463	3,343,301

		27,586,867

Gas Utilities 1.3%
Atmos Energy Corp.	30,957	2,517,423
Spire, Inc.	44,929	3,182,771
UGI Corp.	186,900	8,457,225

		14,157,419

Health Care Equipment & Supplies 3.1%
Abbott Laboratories	53,997	2,122,622
Baxter International, Inc.	71,006	3,210,891
Becton, Dickinson and Co.	5,713	968,868
Boston Scientific Corp. *	29,912	699,043
Dentsply Sirona, Inc.	68,286	4,236,463
STERIS PLC	23,985	1,648,969
Zimmer Biomet Holdings, Inc.	162,568	19,569,936

		32,456,792

Health Care Providers & Services 5.2%
Cardinal Health, Inc.	88,600	6,911,686
Laboratory Corp. of America Holdings *	66,500	8,662,955
LifePoint Health, Inc. *	75,879	4,960,210
MEDNAX, Inc. *	224,700	16,275,021

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	51,514	$4,193,755
Universal Health Services, Inc., Class B	106,800	14,321,880

		55,325,507

Hotels, Restaurants & Leisure 2.4%
Aramark	102,900	3,438,918
Carnival Corp.	36,592	1,617,366
Royal Caribbean Cruises Ltd.	100,200	6,728,430
Wyndham Worldwide Corp.	198,100	14,110,663

		25,895,377

Household Durables 1.1%
D.R. Horton, Inc.	286,900	9,031,612
PulteGroup, Inc.	127,259	2,480,278

		11,511,890

Industrial Conglomerates 0.4%
Koninklijke Philips NV	169,329	4,205,502

Information Technology Services 1.9%
Amdocs Ltd.	91,800	5,298,696
Computer Sciences Corp.	80,400	3,991,860
Convergys Corp.	142,469	3,561,725
CSRA, Inc.	118,700	2,781,141
Western Union Co. (The)	221,700	4,252,206

		19,885,628

Insurance 10.9%
Aflac, Inc.	20,088	1,449,550
Alleghany Corp. *	13,500	7,419,330
Allstate Corp. (The)	338,077	23,648,486
Assured Guaranty Ltd.	134,000	3,399,580
Brown & Brown, Inc.	146,145	5,476,053
Chubb Ltd.	30,889	4,037,501
Endurance Specialty Holdings Ltd.	132,100	8,871,836
Fairfax Financial Holdings Ltd.	11,900	6,414,338
FNF Group	506,000	18,975,000
Loews Corp.	193,000	7,930,370
MetLife, Inc.	52,367	2,085,778
ProAssurance Corp.	34,293	1,836,390
Progressive Corp. (The)	235,600	7,892,600
Reinsurance Group of America, Inc.	37,446	3,631,888
Torchmark Corp.	19,979	1,235,102
Unum Group	86,067	2,736,070
Willis Towers Watson PLC	64,827	8,058,644

		115,098,516

Internet & Catalog Retail 0.6%
Liberty Ventures, Series A *	185,900	6,891,313

Leisure Products 1.0%
Brunswick Corp.	174,300	7,899,276

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Products (continued)
Mattel, Inc.	24,776	$775,241
Polaris Industries, Inc.	18,177	1,486,152

		10,160,669

Life Sciences Tools & Services 0.6%
Bio-Rad Laboratories, Inc., Class A *	42,100	6,021,142

Machinery 1.3%
Dover Corp.	114,910	7,965,561
Ingersoll-Rand PLC	17,187	1,094,468
Oshkosh Corp.	39,772	1,897,522
Parker-Hannifin Corp.	23,818	2,573,535

		13,531,086

Media 3.2%
AMC Networks, Inc., Class A *	42,900	2,592,018
Discovery Communications, Inc., Class C *	251,400	5,995,890
Liberty Braves Group, Series C *	46,129	690,940
Liberty Media Group, Series C *	92,350	1,751,880
Liberty SiriusXM Group, Series C *	168,400	5,198,508
Madison Square Garden Co. (The), Class A *	39,533	6,819,838
MSG Networks, Inc., Class A *	259,600	3,982,264
News Corp., Class A	222,500	2,525,375
News Corp., Class B	379,900	4,433,433

		33,990,146

Metals & Mining 0.1%
Nucor Corp.	14,627	722,720

Multiline Retail 0.2%
Target Corp.	29,931	2,089,782

Multi-Utilities 2.3%
Ameren Corp.	52,567	2,816,540
CMS Energy Corp.	113,700	5,214,282
Consolidated Edison, Inc.	30,412	2,446,341
NorthWestern Corp.	37,370	2,356,926
SCANA Corp.	72,100	5,455,086
WEC Energy Group, Inc.	100,400	6,556,120

		24,845,295

Oil, Gas & Consumable Fuels 5.4%
Anadarko Petroleum Corp.	63,016	3,355,602
Cimarex Energy Co.	15,383	1,835,499
Devon Energy Corp.	109,586	3,972,492
EQT Corp.	180,620	13,985,407
Imperial Oil Ltd.	236,625	7,487,310
Marathon Petroleum Corp.	150,300	5,705,388
Murphy Oil Corp.	327,631	10,402,284
Noble Energy, Inc.	128,487	4,608,829
Occidental Petroleum Corp.	51,135	3,863,761

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	4,823	$729,286
Spectra Energy Partners LP	15,929	751,530

		56,697,388

Real Estate Investment Trusts (REITs) 7.0%
Annaly Capital Management, Inc.	999,400	11,063,358
AvalonBay Communities, Inc.	43,900	7,919,121
Boston Properties, Inc.	13,797	1,819,824
CBL & Associates Properties, Inc.	526,700	4,903,577
Corrections Corp. of America	84,890	2,972,848
Crown Castle International Corp.	43,800	4,442,634
Empire State Realty Trust, Inc., Class A	83,219	1,580,329
EPR Properties	115,300	9,302,404
Host Hotels & Resorts, Inc.	144,590	2,343,804
Lamar Advertising Co., Class A	157,476	10,440,659
MFA Financial, Inc.	865,100	6,289,277
MGM Growth Properties LLC, Class A	66,288	1,768,564
Piedmont Office Realty Trust, Inc., Class A	152,958	3,294,715
Welltower, Inc.	7,115	541,949
Weyerhaeuser Co.	184,626	5,496,316

		74,179,379

Road & Rail 1.2%
CSX Corp.	148,605	3,875,618
Heartland Express, Inc. (a)	188,235	3,273,407
Werner Enterprises, Inc.	250,009	5,742,707

		12,891,732

Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	183,431	4,396,841
Lam Research Corp.	61,514	5,170,867
Marvell Technology Group Ltd.	1,205,300	11,486,509
Maxim Integrated Products, Inc.	111,216	3,969,299
Micron Technology, Inc. *	291,100	4,005,536
Teradyne, Inc.	179,293	3,530,279

		32,559,331

Software 1.3%
CA, Inc.	158,200	5,193,706
Citrix Systems, Inc. *	30,900	2,474,781
Synopsys, Inc. *	115,900	6,267,872

		13,936,359

Specialty Retail 1.3%
Advance Auto Parts, Inc.	24,529	3,964,622
Bed Bath & Beyond, Inc. *	119,100	5,147,502
CST Brands, Inc.	95,962	4,134,043

		13,246,167

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals 1.0%
NetApp, Inc.	250,000	$6,147,500
Western Digital Corp.	87,000	4,111,620

		10,259,120

Textiles, Apparel & Luxury Goods 0.8%
Fossil Group, Inc. * (a)	117,800	3,360,834
Michael Kors Holdings Ltd. *	67,400	3,334,952
Ralph Lauren Corp.	18,949	1,698,209

		8,393,995

Thrifts & Mortgage Finance 0.4%
Capitol Federal Financial, Inc.	230,569	3,216,437
Ocwen Financial Corp. *	399,300	682,803

		3,899,240

Total Common Stocks (cost $963,449,314)		1,018,073,250

Exchange Traded Fund 0.6%
Equity 0.6%
iShares Russell Mid-Cap Value ETF	91,745	6,815,736

Total Exchange Traded Fund (cost $6,212,980)		6,815,736

Repurchase Agreements 1.1%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (b)(c)	$1,000,000	1,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $1,000,011, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $1,020,000. (b)(c)	1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $2,295,866, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $2,341,755. (b)(c)	2,295,838	2,295,838

Repurchase Agreements (continued)

	Principal Amount	Market Value

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $5,000,083, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $5,100,085. (b)(c)	$5,000,000	$5,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $1,020,000. (b)(c)	1,000,000	1,000,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $1,000,072, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $1,020,037. (b)(c)	1,000,000	1,000,000

Total Repurchase Agreements (cost $11,295,838)		11,295,838

Total Investments (cost $980,958,132) (d) —98.2%		1,036,184,824
Other assets in excess of liabilities — 1.8%		19,388,465

NET ASSETS — 100.0%		$1,055,573,289

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $11,179,747.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $11,295,838.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

At June 30, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Canadian Dollar	Morgan Stanley Co., Inc.	09/30/16	(7,491,433)	$(5,727,921)	$(5,799,465)	$(71,544)
Euro	UBS AG	09/30/16	(3,180,845)	(3,515,391)	(3,541,531)	(26,140)
Euro	UBS AG	09/30/16	(138,892)	(154,256)	(154,642)	(386)
Japanese Yen	Credit Suisse International	09/30/16	(136,916,855)	(1,342,980)	(1,330,038)	12,942

Total Short Contracts				$(10,740,548)	$(10,825,676)	$(85,128)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Euro	UBS AG	09/30/16	156,883	$173,717	$174,673	$956

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi- Manager Mid Cap Value Fund
Assets:
Investments, at value* (cost $969,662,294)	$1,024,888,986
Repurchase agreements, at value (cost $11,295,838)	11,295,838

Total Investments, at value (total cost $980,958,132)	1,036,184,824

Cash	25,245,183
Foreign currencies, at value (cost $19)	19
Dividends receivable	2,301,950
Security lending income receivable	8,934
Receivable for investments sold	8,575,533
Receivable for capital shares issued	180,018
Reclaims receivable	5,071
Unrealized appreciation on forward foreign currency contracts (Note 2)	13,898
Prepaid expenses	6,536

Total Assets	1,072,521,966

Liabilities:
Payable for investments purchased	4,692,442
Payable for capital shares redeemed	70,557
Unrealized depreciation on forward foreign currency contracts (Note 2)	98,070
Payable upon return of securities loaned (Note 2)	11,295,838
Accrued expenses and other payables:
Investment advisory fees	634,091
Fund administration fees	28,315
Distribution fees	83,681
Administrative servicing fees	3,822
Accounting and transfer agent fees	370
Custodian fees	6,580
Compliance program costs (Note 3)	1,107
Professional fees	15,716
Printing fees	18,088

Total Liabilities	16,948,677

Net Assets	$1,055,573,289

Represented by:
Capital	$904,332,532
Accumulated undistributed net investment income	12,559,998
Accumulated net realized gains from investments, forward and foreign currency transactions	83,537,969
Net unrealized appreciation/(depreciation) from investments	55,226,692
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(84,172)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	270

Net Assets	$1,055,573,289

*	Includes value of securities on loan of $11,179,747 (Note 2).

12

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi- Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$3,832,338
Class II Shares	409,565,265
Class Y Shares	642,175,686

Total	$1,055,573,289

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	355,765
Class II Shares	37,918,170
Class Y Shares	59,261,517

Total	97,535,452

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.77
Class II Shares	$10.80
Class Y Shares	$10.84

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi- Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$11,910,656
Income from securities lending (Note 2)	119,678
Interest income	47,373
Foreign tax withholding	(42,271)

Total Income	12,035,436

EXPENSES:
Investment advisory fees	3,825,926
Fund administration fees	167,411
Distribution fees Class II Shares	492,796
Administrative servicing fees Class I Shares	2,365
Administrative servicing fees Class II Shares	19,710
Professional fees	31,852
Printing fees	19,612
Trustee fees	16,785
Custodian fees	18,859
Accounting and transfer agent fees	1,104
Compliance program costs (Note 3)	2,249
Other	16,752

Total expenses before fees waived	4,615,421

Investment advisory fees waived (Note 3)	(66,374)

Net Expenses	4,549,047

NET INVESTMENT INCOME	7,486,389

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,160,371
Net realized losses from forward and foreign currency transactions (Note 2)	(412,841)

Net realized gains from investments, forward and foreign currency transactions	11,747,530

Net change in unrealized appreciation/(depreciation) from investments	55,809,594
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(64,331)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	827

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	55,746,090

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	67,493,620

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$74,980,009

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$7,486,389	$16,413,707
Net realized gains from investments, forward and foreign currency transactions	11,747,530	81,987,049
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	55,746,090	(126,950,670)

Change in net assets resulting from operations	74,980,009	(28,549,914)

Distributions to Shareholders From:
Net investment income:
Class I	–	(38,297)
Class II	–	(5,114,706)
Class Y	–	(9,705,260)
Net realized gains:
Class I	–	(268,826)
Class II	–	(47,168,637)
Class Y	–	(71,855,057)

Change in net assets from shareholder distributions	–	(134,150,783)

Change in net assets from capital transactions	(66,531,810)	54,790,230

Change in net assets	8,448,199	(107,910,467)

Net Assets:
Beginning of period	1,047,125,090	1,155,035,557

End of period	$1,055,573,289	$1,047,125,090

Accumulated undistributed net investment income at end of period	$12,559,998	$5,073,609

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$904,472	$1,787,590
Dividends reinvested	–	307,123
Cost of shares redeemed	(186,793)	(561,705)

Total Class I Shares	717,679	1,533,008

Class II Shares
Proceeds from shares issued	10,947,182	13,408,902
Dividends reinvested	–	52,283,343
Cost of shares redeemed	(35,275,254)	(67,785,387)

Total Class II Shares	(24,328,072)	(2,093,142)

Class Y Shares
Proceeds from shares issued	5,972,619	23,230,703
Dividends reinvested	–	81,560,317
Cost of shares redeemed	(48,894,036)	(49,440,656)

Total Class Y Shares	(42,921,417)	55,350,364

Change in net assets from capital transactions	$(66,531,810)	$54,790,230

15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	87,806	158,833
Reinvested	–	30,634
Redeemed	(18,467)	(50,399)

Total Class I Shares	69,339	139,068

Class II Shares
Issued	1,073,311	1,157,606
Reinvested	–	5,203,608
Redeemed	(3,476,636)	(5,890,266)

Total Class II Shares	(2,403,325)	470,948

Class Y Shares
Issued	594,965	2,028,134
Reinvested	–	8,087,472
Redeemed	(4,659,903)	(4,225,849)

Total Class Y Shares	(4,064,938)	5,889,757

Total change in shares	(6,398,924)	6,499,773

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.03	0.07	0.67	0.74	–	–	–	$10.77	7.38%		$3,832,338	0.94%	1.45%	0.95%	29.66%
Year Ended December 31, 2015	$11.81	0.18	(0.52)	(0.34)	(0.15)	(1.29)	(1.44)	$10.03	(2.75%	)	$2,872,948	0.94%	1.55%	0.95%	52.50%
Year Ended December 31, 2014	$13.22	0.18	1.91	2.09	(0.19)	(3.31)	(3.50)	$11.81	17.15%		$1,740,819	0.94%	1.45%	0.95%	60.07%
Year Ended December 31, 2013	$10.32	0.17	3.48	3.65	(0.17)	(0.58)	(0.75)	$13.22	35.85%		$452,260	0.90%	1.39%	0.95%	113.76%
Year Ended December 31, 2012	$9.92	0.19	1.42	1.61	(0.14)	(1.07)	(1.21)	$10.32	16.65%		$128,695	0.79%	1.81%	0.82%	101.64%
Year Ended December 31, 2011	$10.29	0.12	(0.34)	(0.22)	(0.11)	(0.04)	(0.15)	$9.92	(2.08%	)	$76,777	0.83%	1.19%	0.83%	100.01%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.06	0.07	0.67	0.74	–	–	–	$10.80	7.36%		$409,565,265	1.05%	1.31%	1.06%	29.66%
Year Ended December 31, 2015	$11.84	0.15	(0.51)	(0.36)	(0.13)	(1.29)	(1.42)	$10.06	(2.89%	)	$405,754,649	1.04%	1.31%	1.06%	52.50%
Year Ended December 31, 2014	$13.24	0.18	1.89	2.07	(0.16)	(3.31)	(3.47)	$11.84	17.02%		$471,930,537	1.05%	1.38%	1.06%	60.07%
Year Ended December 31, 2013	$10.33	0.14	3.50	3.64	(0.15)	(0.58)	(0.73)	$13.24	35.68%		$445,255,404	1.02%	1.16%	1.07%	113.76%
Year Ended December 31, 2012	$9.93	0.16	1.43	1.59	(0.12)	(1.07)	(1.19)	$10.33	16.35%		$372,215,249	1.05%	1.51%	1.07%	101.64%
Year Ended December 31, 2011	$10.30	0.10	(0.34)	(0.24)	(0.09)	(0.04)	(0.13)	$9.93	(2.32%	)	$380,200,468	1.07%	0.95%	1.07%	100.01%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$10.08	0.08	0.68	0.76	–	–	–	$10.84	7.54%		$642,175,686	0.79%	1.57%	0.80%	29.66%
Year Ended December 31, 2015	$11.86	0.18	(0.51)	(0.33)	(0.16)	(1.29)	(1.45)	$10.08	(2.63%	)	$638,497,493	0.79%	1.58%	0.80%	52.50%
Year Ended December 31, 2014	$13.25	0.21	1.90	2.11	(0.19)	(3.31)	(3.50)	$11.86	17.33%		$681,364,201	0.79%	1.63%	0.80%	60.07%
Year Ended December 31, 2013	$10.34	0.17	3.50	3.67	(0.18)	(0.58)	(0.76)	$13.25	35.97%		$617,701,603	0.76%	1.43%	0.81%	113.76%
Year Ended December 31, 2012	$9.93	0.19	1.43	1.62	(0.14)	(1.07)	(1.21)	$10.34	16.73%		$476,977,907	0.79%	1.81%	0.81%	101.64%
Year Ended December 31, 2011	$10.30	0.13	(0.35)	(0.22)	(0.11)	(0.04)	(0.15)	$9.93	(2.06%	)	$367,586,880	0.81%	1.26%	0.81%	100.01%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$18,746,038	$—	$—	$18,746,038
Airlines	4,058,793	—	—	4,058,793
Auto Components	13,647,956	—	—	13,647,956
Automobiles	3,754,505	—	—	3,754,505
Banks	79,080,887	—	—	79,080,887
Beverages	1,810,227	—	—	1,810,227
Biotechnology	5,221,856	—	—	5,221,856
Capital Markets	18,382,933	—	—	18,382,933
Chemicals	20,332,133	—	—	20,332,133
Commercial Services & Supplies	29,105,601	—	—	29,105,601
Communications Equipment	10,608,213	—	—	10,608,213
Consumer Finance	4,089,972	—	—	4,089,972
Containers & Packaging	38,494,771	—	—	38,494,771
Diversified Consumer Services	4,287,200	—	—	4,287,200
Diversified Financial Services	1,059,859	—	—	1,059,859
Diversified Telecommunication Services	2,869,553	—	—	2,869,553
Electric Utilities	70,334,360	—	—	70,334,360
Electrical Equipment	6,263,800	—	—	6,263,800
Electronic Equipment, Instruments & Components	18,279,832	—	—	18,279,832
Energy Equipment & Services	21,466,963	—	—	21,466,963
Food & Staples Retailing	15,739,436	—	—	15,739,436
Food Products	27,586,867	—	—	27,586,867
Gas Utilities	14,157,419	—	—	14,157,419
Health Care Equipment & Supplies	32,456,792	—	—	32,456,792
Health Care Providers & Services	55,325,507	—	—	55,325,507
Hotels, Restaurants & Leisure	25,895,377	—	—	25,895,377
Household Durables	11,511,890	—	—	11,511,890
Industrial Conglomerates	—	4,205,502	—	4,205,502
Information Technology Services	19,885,628	—	—	19,885,628
Insurance	115,098,516	—	—	115,098,516
Internet & Catalog Retail	6,891,313	—	—	6,891,313
Leisure Products	10,160,669	—	—	10,160,669
Life Sciences Tools & Services	6,021,142	—	—	6,021,142
Machinery	13,531,086	—	—	13,531,086
Media	33,990,146	—	—	33,990,146
Metals & Mining	722,720	—	—	722,720
Multiline Retail	2,089,782	—	—	2,089,782
Multi-Utilities	24,845,295	—	—	24,845,295
Oil, Gas & Consumable Fuels	56,697,388	—	—	56,697,388
Real Estate Investment Trusts (REITs)	74,179,379	—	—	74,179,379
Road & Rail	12,891,732	—	—	12,891,732
Semiconductors & Semiconductor Equipment	32,559,331	—	—	32,559,331
Software	13,936,359	—	—	13,936,359
Specialty Retail	13,246,167	—	—	13,246,167
Technology Hardware, Storage & Peripherals	10,259,120	—	—	10,259,120
Textiles, Apparel & Luxury Goods	8,393,995	—	—	8,393,995
Thrifts & Mortgage Finance	3,899,240	—	—	3,899,240
Total Common Stocks	$1,013,867,748	$4,205,502	$—	$1,018,073,250

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Exchange Traded Fund	$6,815,736	$—	$—	$6,815,736
Forward Foreign Currency Contracts	—	13,898	—	13,898
Repurchase Agreements	—	11,295,838	—	11,295,838
Total Assets	$1,020,683,484	$15,515,238	$—	$1,036,198,722

Liabilities:
Forward Foreign Currency Contracts	$—	$(98,070)	$—	$(98,070)
Total Liabilities	$—	$(98,070)	$—	$(98,070)
Total	$1,020,683,484	$15,417,168	$—	$1,036,100,652

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”, if applicable.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$13,898
Total		$13,898

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(98,070)
Total		$(98,070)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(412,841)
Total	$(412,841)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(64,331)
Total	$(64,331)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of forward foreign currency contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$13,898	$—	$13,898
Total	$13,898	$—	$13,898

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$12,942	$—	$—	$12,942
UBS AG	956	(956)	—	—
Total	$13,898	$(956)	$—	$12,942

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(98,070)	$—	$(98,070)
Total	$(98,070)	$—	$(98,070)

Amounts designated as “—” are zero.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley Co., Inc.	$(71,544)	$—	$—	$(71,544)
UBS AG	(26,526)	956	—	(25,570)
Total	$(98,070)	$956	$—	$(97,114)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $11,295,838, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,350,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
BNP Paribas Securities Corp.	1,000,000	—	1,000,000	(1,000,000)	—
ML Pierce Fenner & Smith, Inc.	2,295,838	—	2,295,838	(2,295,838)	—
Natixis New York Branch.	5,000,000	—	5,000,000	(5,000,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
RBS Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Total	$11,295,838	$—	$11,295,838	$(11,295,838)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $66,374, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.74%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $167,411 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $2,249.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.01% for Class I and Class II shares, respectively, for a total amount of $22,075.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of

29

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $300,205,887 and sales of $364,172,079 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $33,354 of brokerage commissions.

30

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,012,847,826	$91,200,895	$(67,863,897)	$23,336,998

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

31

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

33

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

38

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

40

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

41

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

42

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund

SAR-MM-SCG 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation†

Common Stocks	96.4%
Repurchase Agreements	8.9%
Exchange Traded Fund	1.4%
Right††	0.0%
Liabilities in excess of other assets †††	(6.7)%
100.0%

Top Holdings††††

Tyler Technologies, Inc.	1.7%
Guidewire Software, Inc.	1.5%
Lennox International, Inc.	1.3%
iShares Russell 2000 Growth ETF	1.3%
CoreSite Realty Corp.	1.2%
Burlington Stores, Inc.	1.2%
MarketAxess Holdings, Inc.	1.2%
Manhattan Associates, Inc.	1.0%
Bright Horizons Family Solutions, Inc.	1.0%
CoStar Group, Inc.	1.0%
Other Holdings*	87.6%
100.0%

Top Industries††††

Software	12.2%
Health Care Equipment & Supplies	7.3%
Biotechnology	5.2%
Internet Software & Services	4.8%
Hotels, Restaurants & Leisure	4.6%
Health Care Providers & Services	4.5%
Building Products	3.7%
Information Technology Services	3.0%
Semiconductors & Semiconductor Equipment	2.5%
Professional Services	2.5%
Other Industries*	49.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,001.60	5.57	1.12
	Hypothetical	(a)(b)	1,000.00	1,019.29	5.62	1.12
Class II Shares	Actual	(a)	1,000.00	1,000.60	6.81	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.05	6.87	1.37
Class Y Shares	Actual	(a)	1,000.00	1,002.10	4.83	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.04	4.87	0.97

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 96.4%

	Shares	Market Value

Aerospace & Defense 1.9%
Astronics Corp.*	13,664	$454,465
Curtiss-Wright Corp.	5,790	487,807
Esterline Technologies Corp.*	4,045	250,952
HEICO Corp.	6,360	424,912
HEICO Corp., Class A	13,030	699,059
Teledyne Technologies, Inc.*	6,820	675,521

		2,992,716

Auto Components 0.8%
Tenneco, Inc.*	19,363	902,509
Visteon Corp.	5,380	354,058

		1,256,567

Banks 2.4%
FCB Financial Holdings, Inc., Class A*	15,220	517,480
First Merchants Corp.	28,920	720,976
Great Western Bancorp, Inc.	13,870	437,460
Pinnacle Financial Partners, Inc.	13,150	642,377
Sandy Spring Bancorp, Inc.	11,545	335,498
Sterling Bancorp	38,440	603,508
Western Alliance Bancorp*	20,730	676,834

		3,934,133

Biotechnology 5.5%
ACADIA Pharmaceuticals, Inc.* (a)	10,540	342,128
Acorda Therapeutics, Inc.*	10,705	273,031
Agios Pharmaceuticals, Inc.* (a)	4,604	192,885
Alder Biopharmaceuticals, Inc.* (a)	19,040	475,429
Amicus Therapeutics, Inc.* (a)	29,200	159,432
Bluebird Bio, Inc.* (a)	7,250	313,852
Cepheid*	22,153	681,205
Coherus Biosciences, Inc.* (a)	17,250	291,353
Five Prime Therapeutics, Inc.*	13,640	564,014
Flexion Therapeutics, Inc.* (a)	17,080	255,602
GlycoMimetics, Inc.* (a)	15,765	114,612
Ironwood Pharmaceuticals, Inc.*	29,326	383,437
Neurocrine Biosciences, Inc.*	25,810	1,173,064
Novavax, Inc.* (a)	67,023	487,257
Ophthotech Corp.*	9,153	467,078
Otonomy, Inc.* (a)	20,972	333,035
Portola Pharmaceuticals, Inc.*	14,650	345,740
PTC Therapeutics, Inc.* (a)	13,630	95,683
Repligen Corp.*	16,740	458,006
TESARO, Inc.*	8,150	685,008
Ultragenyx Pharmaceutical, Inc.*	14,928	730,128

		8,821,979

Building Products 3.9%
A.O. Smith Corp.	17,780	1,566,596
AAON, Inc.	21,800	599,718
American Woodmark Corp.*	10,530	698,981
Armstrong World Industries, Inc.*	8,800	344,520

Common Stocks (continued)

	Shares	Market Value

Building Products (continued)
Lennox International, Inc.	16,095	$2,295,147
Masonite International Corp.*	11,540	763,256

		6,268,218

Capital Markets 0.7%
Cohen & Steers, Inc.	11,900	481,236
Evercore Partners, Inc., Class A	14,960	661,082

		1,142,318

Chemicals 1.3%
H.B. Fuller Co.	8,940	393,271
OMNOVA Solutions, Inc.*	53,080	384,830
PolyOne Corp.	36,301	1,279,247

		2,057,348

Commercial Services & Supplies 0.9%
Deluxe Corp.	10,530	698,876
Healthcare Services Group, Inc.	17,120	708,426

		1,407,302

Communications Equipment 0.2%
NetScout Systems, Inc.*	14,325	318,731

Construction & Engineering 0.5%
Dycom Industries, Inc.* (a)	9,380	841,949

Construction Materials 1.3%
Headwaters, Inc.*	74,023	1,327,973
US Concrete, Inc.* (a)	12,230	744,929

		2,072,902

Containers & Packaging 1.4%
Berry Plastics Group, Inc.*	25,100	975,135
Graphic Packaging Holding Co.	58,055	728,010
Silgan Holdings, Inc.	9,666	497,412

		2,200,557

Distributors 1.6%
Core-Mark Holding Co., Inc.	30,066	1,408,893
Pool Corp.	11,880	1,117,076

		2,525,969

Diversified Consumer Services 1.1%
Bright Horizons Family Solutions, Inc.*	26,115	1,731,686

Diversified Financial Services 1.2%
MarketAxess Holdings, Inc.	13,767	2,001,722

Diversified Telecommunication Services 0.3%
ORBCOMM, Inc.*	27,690	275,516
Vonage Holdings Corp.*	47,570	290,177

		565,693

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.9%
AZZ, Inc.	11,629	$697,508
Generac Holdings, Inc.* (a)	19,720	689,411

		1,386,919

Electronic Equipment, Instruments & Components 1.2%
Coherent, Inc.*	4,170	382,722
ePlus, Inc.*	4,852	396,845
FEI Co.	6,528	697,713
Rogers Corp.*	6,600	403,260

		1,880,540

Energy Equipment & Services 0.2%
Forum Energy Technologies, Inc.*	15,980	276,614

Food & Staples Retailing 1.6%
Casey’s General Stores, Inc.	7,535	990,928
Natural Grocers by Vitamin Cottage, Inc.* (a)	27,432	357,988
Performance Food Group Co.*	15,920	428,407
PriceSmart, Inc.	8,701	814,152

		2,591,475

Food Products 1.2%
Amplify Snack Brands, Inc.* (a)	28,070	414,032
Post Holdings, Inc.*	9,562	790,682
TreeHouse Foods, Inc.*	7,120	730,868

		1,935,582

Health Care Equipment & Supplies 7.8%
ABIOMED, Inc.*	6,000	655,740
Anika Therapeutics, Inc.*	13,000	697,450
Atrion Corp.	1,635	699,551
Cantel Medical Corp.	18,640	1,281,127
Cynosure, Inc., Class A*	21,430	1,042,462
DexCom, Inc.*	10,546	836,614
Globus Medical, Inc., Class A*	36,510	870,033
ICU Medical, Inc.*	6,390	720,473
Inogen, Inc.*	12,170	609,839
Integra LifeSciences Holdings Corp.*	11,800	941,404
LivaNova PLC*	7,355	369,442
Natus Medical, Inc.*	11,855	448,119
Neogen Corp.*	5,420	304,875
Nevro Corp.* (a)	5,230	385,765
NuVasive, Inc.*	12,470	744,708
Vascular Solutions, Inc.*	20,780	865,695
West Pharmaceutical Services, Inc.	12,920	980,370

		12,453,667

Health Care Providers & Services 4.8%
Acadia Healthcare Co., Inc.* (a)	19,478	1,079,081
Amsurg Corp.*	11,230	870,774
Centene Corp.*	8,970	640,189
Diplomat Pharmacy, Inc.* (a)	11,548	404,180
HealthEquity, Inc.* (a)	29,820	906,081

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Team Health Holdings, Inc.*	12,863	$523,138
U.S. Physical Therapy, Inc.	9,129	549,657
VCA, Inc.*	24,810	1,677,404
WellCare Health Plans, Inc.*	10,520	1,128,586

		7,779,090

Health Care Technology 1.5%
Omnicell, Inc.*	32,680	1,118,636
Press Ganey Holdings, Inc.* (a)	12,950	509,582
Veeva Systems, Inc., Class A*	23,730	809,668

		2,437,886

Hotels, Restaurants & Leisure 4.9%
Bloomin’ Brands, Inc.	48,580	868,125
Brinker International, Inc.	9,649	439,319
Dave & Buster’s Entertainment, Inc.*	24,790	1,159,924
Del Frisco’s Restaurant Group, Inc.*	21,717	310,987
Dunkin’ Brands Group, Inc.	14,000	610,680
La Quinta Holdings, Inc.*	45,493	518,620
Marriott Vacations Worldwide Corp.	11,430	782,841
Papa John’s International, Inc. (a)	16,670	1,133,560
Texas Roadhouse, Inc. (a)	16,440	749,664
Vail Resorts, Inc.	5,640	779,617
Wingstop, Inc.* (a)	19,510	531,648

		7,884,985

Household Durables 0.4%
TopBuild Corp.*	18,380	665,356

Information Technology Services 3.2%
CACI International, Inc., Class A*	4,900	443,009
Cardtronics, Inc.*	22,938	913,162
Cass Information Systems, Inc.	8,410	434,797
EPAM Systems, Inc.*	6,859	441,102
ExlService Holdings, Inc.*	31,628	1,657,624
MAXIMUS, Inc.	11,965	662,502
WEX, Inc.*	6,794	602,424

		5,154,620

Insurance 0.9%
AMERISAFE, Inc.	13,980	855,856
James River Group Holdings Ltd.	16,300	553,548

		1,409,404

Internet & Catalog Retail 0.6%
HSN, Inc.	14,112	690,500
Wayfair, Inc., Class A* (a)	6,200	241,800

		932,300

Internet Software & Services 5.1%
Benefitfocus, Inc.* (a)	16,200	617,544
comScore, Inc.*	13,980	333,842
CoStar Group, Inc.*	7,830	1,712,108

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Demandware, Inc.*	4,500	$337,050
Envestnet, Inc.*	24,848	827,687
Everyday Health, Inc.*	56,378	444,259
Five9, Inc.*	40,927	487,031
j2 Global, Inc. (a)	10,985	693,923
Q2 Holdings, Inc.*	21,869	612,769
Shopify, Inc., Class A*	22,140	681,026
Stamps.com, Inc.* (a)	2,990	261,386
WebMD Health Corp.* (a)	21,000	1,220,310

		8,228,935

Leisure Products 0.4%
Vista Outdoor, Inc.*	13,458	642,350

Life Sciences Tools & Services 1.2%
Cambrex Corp.*	8,370	432,980
Charles River Laboratories International, Inc.*	2,350	193,734
ICON PLC*	5,740	401,857
INC Research Holdings, Inc., Class A*	5,020	191,413
PAREXEL International Corp.*	12,335	775,625

		1,995,609

Machinery 2.5%
Altra Industrial Motion Corp.	18,341	494,840
Astec Industries, Inc.	12,670	711,421
Graco, Inc.	4,980	393,370
John Bean Technologies Corp.	11,660	713,825
Manitowoc Foodservice, Inc.*	8,170	143,955
Middleby Corp. (The)*	5,460	629,265
Mueller Water Products, Inc., Class A	45,840	523,493
Toro Co. (The)	5,255	463,491

		4,073,660

Metals & Mining 0.3%
Tahoe Resources, Inc.	28,870	432,184

Multiline Retail 0.2%
Ollie’s Bargain Outlet Holdings, Inc.* (a)	15,970	397,493

Oil, Gas & Consumable Fuels 2.0%
Diamondback Energy, Inc.*	12,068	1,100,722
Gulfport Energy Corp.*	11,465	358,396
Parsley Energy, Inc., Class A*	34,034	920,960
PBF Energy, Inc., Class A	15,230	362,169
RSP Permian, Inc.*	14,885	519,338

		3,261,585

Paper & Forest Products 0.3%
Boise Cascade Co.*	21,185	486,196

Pharmaceuticals 1.6%
Aerie Pharmaceuticals, Inc.* (a)	23,859	419,918
Aratana Therapeutics, Inc.* (a)	32,310	204,199

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Depomed, Inc.* (a)	14,530	$285,079
Intersect ENT, Inc.*	18,992	245,567
Medicines Co. (The)* (a)	15,030	505,459
Prestige Brands Holdings, Inc.*	8,850	490,290
Relypsa, Inc.* (a)	20,922	387,057

		2,537,569

Professional Services 2.6%
Exponent, Inc.	18,520	1,081,753
GP Strategies Corp.*	9,785	212,237
Huron Consulting Group, Inc.*	9,870	596,345
On Assignment, Inc.*	28,450	1,051,227
TransUnion*	21,440	716,954
WageWorks, Inc.*	10,050	601,091

		4,259,607

Real Estate Investment Trusts (REITs) 2.4%
CoreSite Realty Corp.	23,935	2,122,795
CubeSmart	12,620	389,706
CyrusOne, Inc.	15,370	855,494
Sunstone Hotel Investors, Inc.	36,249	437,525

		3,805,520

Real Estate Management & Development 0.4%
HFF, Inc., Class A	20,180	582,798

Road & Rail 1.0%
Celadon Group, Inc.	24,114	197,011
Genesee & Wyoming, Inc., Class A*	6,389	376,632
Knight Transportation, Inc. (a)	27,324	726,272
Marten Transport Ltd.	15,104	299,059

		1,598,974

Semiconductors & Semiconductor Equipment 2.7%
Cirrus Logic, Inc.*	10,430	404,580
Integrated Device Technology, Inc.*	27,644	556,474
Microsemi Corp.*	18,090	591,181
MKS Instruments, Inc.	20,000	861,200
Monolithic Power Systems, Inc.	24,790	1,693,653
Semtech Corp.*	8,220	196,129

		4,303,217

Software 13.0%
Aspen Technology, Inc.*	6,980	280,875
Bottomline Technologies de, Inc.*	19,731	424,808
Ellie Mae, Inc.*	11,180	1,024,647
Fair Isaac Corp.	9,055	1,023,306
Fleetmatics Group PLC* (a)	10,510	455,398
Globant SA* (a)	31,330	1,232,836
Guidewire Software, Inc.*	42,070	2,598,243
HubSpot, Inc.*	39,013	1,693,945

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Manhattan Associates, Inc.*	27,064	$1,735,614
Paycom Software, Inc.* (a)	36,539	1,578,850
Paylocity Holding Corp.* (a)	38,910	1,680,912
Proofpoint, Inc.* (a)	24,180	1,525,516
PTC, Inc.*	12,496	469,600
Tyler Technologies, Inc.*	17,108	2,852,075
Ultimate Software Group, Inc. (The)*	6,550	1,377,400
Verint Systems, Inc.*	13,840	458,519
Zendesk, Inc.*	19,840	523,379

		20,935,923

Specialty Retail 2.5%
Burlington Stores, Inc.*	30,061	2,005,369
DSW, Inc., Class A	17,513	370,925
Five Below, Inc.*	12,631	586,205
Michaels Cos., Inc. (The)*	18,520	526,709
Monro Muffler Brake, Inc.	7,727	491,128

		3,980,336

Textiles, Apparel & Luxury Goods 2.2%
Columbia Sportswear Co.	7,040	405,081
G-III Apparel Group Ltd.*	21,780	995,782
Kate Spade & Co.*	60,642	1,249,832
Steven Madden Ltd.*	25,263	863,489

		3,514,184

Thrifts & Mortgage Finance 0.5%
EverBank Financial Corp.	35,175	522,701
MGIC Investment Corp.*	42,675	253,916

		776,617

Trading Companies & Distributors 1.3%
Beacon Roofing Supply, Inc.*	20,520	933,044
SiteOne Landscape Supply, Inc.*	10,120	343,979
Watsco, Inc.	5,700	801,933

		2,078,956

Total Common Stocks (cost $136,681,003)		154,819,941

Right 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp. CVR*	8,420	9,346

Total Right (cost $–)		9,346

Exchange Traded Fund 1.4%

	Shares	Market Value

Equity Fund 1.4%
iShares Russell 2000 Growth ETF (a)	16,272	$2,232,193

Total Exchange Traded Fund (cost $2,197,548)		2,232,193

Repurchase Agreements 8.9%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $2,000,024, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $2,040,000. (b)(c)	$2,000,000	2,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $3,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $3,060,000. (b)(c)	3,000,000	3,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $2,261,909, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $2,307,119. (b)(c)	2,261,882	2,261,882
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $2,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $2,040,034. (b)(c)	2,000,000	2,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $2,000,206, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $2,040,210. (b)(c)	2,000,000	2,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $1,020,000. (b)(c)	1,000,000	1,000,000

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $2,000,144, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $2,040,073. (b)(c)	$2,000,000	$2,000,000

Total Repurchase Agreements (cost $14,261,882)		14,261,882

Total Investments (cost $153,140,433) (d) — 106.7%		171,323,362

Liabilities in excess of other assets — (6.7%)		(10,699,042)

NET ASSETS — 100.0%		$160,624,320

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $20,807,187, which was collateralized by repurchase agreements with a total value of $14,261,882 and $ 6,827,463 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.25%, and maturity dates ranging from 7/14/16 - 02/15/46 a total value of $21,089,345.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $14,261,882.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investments, at value* (cost $138,878,551)	$157,061,480
Repurchase agreements, at value (cost $14,261,882)	14,261,882

Total Investments, at value (total cost $153,140,433)	171,323,362

Cash	4,563,803
Dividends receivable	57,866
Security lending income receivable	7,707
Receivable for investments sold	1,201,103
Receivable for capital shares issued	41,546
Prepaid expenses	926

Total Assets	177,196,313

Liabilities:
Payable for investments purchased	2,080,359
Payable for capital shares redeemed	61,245
Payable upon return of securities loaned (Note 2)	14,261,882
Accrued expenses and other payables:
Investment advisory fees	110,182
Fund administration fees	9,929
Distribution fees	6,237
Administrative servicing fees	15,116
Accounting and transfer agent fees	241
Custodian fees	1,028
Compliance program costs (Note 3)	161
Professional fees	14,534
Printing fees	9,768
Other	1,311

Total Liabilities	16,571,993

Net Assets	$160,624,320

Represented by:
Capital	$112,753,834
Accumulated net investment loss	(384,969)
Accumulated net realized gains from investments	30,072,526
Net unrealized appreciation/(depreciation) from investments	18,182,929

Net Assets	$160,624,320

*	Includes value of securities on loan of $20,807,187 (Note 2).

12

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
Net Assets:
Class I Shares	$52,089,224
Class II Shares	30,366,327
Class Y Shares	78,168,769

Total	$160,624,320

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,832,841
Class II Shares	1,733,556
Class Y Shares	4,180,443

Total	8,746,840

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$18.39
Class II Shares	$17.52
Class Y Shares	$18.70

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$386,063
Income from securities lending (Note 2)	47,107
Interest income	6,722
Foreign tax withholding	(225)

Total Income	439,667

EXPENSES:
Investment advisory fees	632,733
Fund administration fees	59,072
Distribution fees Class II Shares	36,039
Administrative servicing fees Class I Shares	37,471
Administrative servicing fees Class II Shares	21,624
Professional fees	14,868
Printing fees	9,743
Trustee fees	2,476
Custodian fees	2,889
Accounting and transfer agent fees	788
Compliance program costs (Note 3)	334
Other	6,599

Total Expenses	824,636

NET INVESTMENT LOSS	(384,969)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,224,231)
Net change in unrealized appreciation/(depreciation) from investments	4,543,633

Net realized/unrealized gains from investments	319,402

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,567)

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment loss	$(384,969)	$(629,007)
Net realized gains/(losses) from investments	(4,224,231)	35,431,973
Net change in unrealized appreciation/(depreciation) from investments	4,543,633	(27,865,878)

Change in net assets resulting from operations	(65,567)	6,937,088

Distributions to Shareholders From:
Net realized gains:
Class I	–	(7,385,747)
Class II	–	(4,272,225)
Class Y	–	(10,001,031)

Change in net assets from shareholder distributions	–	(21,659,003)

Change in net assets from capital transactions	(3,617,938)	(52,755,132)

Change in net assets	(3,683,505)	(67,477,047)

Net Assets:
Beginning of period	164,307,825	231,784,872

End of period	$160,624,320	$164,307,825

Accumulated distributions in excess of net investment loss at end of period	$(384,969)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,960,952	$15,348,127
Dividends reinvested	–	7,385,747
Cost of shares redeemed	(6,154,842)	(15,469,688)

Total Class I Shares	(4,193,890)	7,264,186

Class II Shares
Proceeds from shares issued	1,669,788	13,371,462
Dividends reinvested	–	4,272,225
Cost of shares redeemed	(2,602,979)	(8,409,967)

Total Class II Shares	(933,191)	9,233,720

Class Y Shares
Proceeds from shares issued	2,401,901	3,432,399
Dividends reinvested	–	10,001,031
Cost of shares redeemed	(892,758)	(82,686,468)

Total Class Y Shares	1,509,143	(69,253,038)

Change in net assets from capital transactions	$(3,617,938)	$(52,755,132)

15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	114,687	755,367
Reinvested	–	392,441
Redeemed	(365,292)	(745,794)

Total Class I Shares	(250,605)	402,014

Class II Shares
Issued	103,921	656,656
Reinvested	–	237,875
Redeemed	(159,907)	(423,707)

Total Class II Shares	(55,986)	470,824

Class Y Shares
Issued	136,256	164,108
Reinvested	–	523,340
Redeemed	(48,232)	(3,606,658)

Total Class Y Shares	88,024	(2,919,210)

Total change in shares	(218,567)	(2,046,372)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$18.36	(0.05)	0.08	0.03	–	–	–	$18.39	0.16%		$52,089,224	1.12%	(0.54%	)	1.12%	32.21%
Year Ended December 31, 2015	$20.98	(0.08)	0.31	0.23	(2.85)	(2.85)	–	$18.36	0.76%		$56,614,269	1.09%	(0.40%	)	1.12%	69.99%
Year Ended December 31, 2014	$23.82	(0.10)	0.59	0.49	(3.33)	(3.33)	–	$20.98	2.81%		$56,243,955	1.08%	(0.46%	)	1.19%	68.80%
Year Ended December 31, 2013	$17.39	(0.12)	7.72	7.60	(1.17)	(1.17)	–	$23.82	44.29%		$60,034,897	1.11%	(0.60%	)	1.21%	119.53%
Year Ended December 31, 2012	$15.33	(0.07)	2.13	2.06	–	–	–	$17.39	13.44%		$47,434,273	1.16%	(0.44%	)	1.22%	82.85%
Year Ended December 31, 2011	$15.43	(0.14)	0.04	(0.10)	–	–	–	$15.33	(0.65%	)	$49,505,219	1.13%	(0.85%	)	1.16%	104.88%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$17.51	(0.06)	0.07	0.01	–	–	–	$17.52	0.06%		$30,366,327	1.37%	(0.79%	)	1.37%	32.21%
Year Ended December 31, 2015	$20.18	(0.13)	0.31	0.18	(2.85)	(2.85)	–	$17.51	0.53%		$31,340,169	1.34%	(0.67%	)	1.38%	69.99%
Year Ended December 31, 2014	$23.10	(0.15)	0.56	0.41	(3.33)	(3.33)	–	$20.18	2.54%		$26,617,418	1.33%	(0.71%	)	1.44%	68.80%
Year Ended December 31, 2013	$16.93	(0.17)	7.51	7.34	(1.17)	(1.17)	–	$23.10	43.95%		$25,728,995	1.36%	(0.85%	)	1.46%	119.53%
Year Ended December 31, 2012	$14.97	(0.11)	2.07	1.96	–	–	–	$16.93	13.09%		$18,638,352	1.41%	(0.69%	)	1.47%	82.85%
Year Ended December 31, 2011	$15.10	(0.17)	0.04	(0.13)	–	–	–	$14.97	(0.86%	)	$22,549,222	1.39%	(1.10%	)	1.42%	104.88%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$18.66	(0.03)	0.07	0.04	–	–	–	$18.70	0.21%		$78,168,769	0.97%	(0.38%	)	0.97%	32.21%
Year Ended December 31, 2015	$21.24	(0.04)	0.31	0.27	(2.85)	(2.85)	–	$18.66	0.95%		$76,353,387	0.94%	(0.19%	)	0.99%	69.99%
Year Ended December 31, 2014	$24.04	(0.07)	0.60	0.53	(3.33)	(3.33)	–	$21.24	2.96%		$148,923,499	0.93%	(0.31%	)	1.04%	68.80%
Year Ended December 31, 2013	$17.51	(0.09)	7.79	7.70	(1.17)	(1.17)	–	$24.04	44.56%		$143,033,972	0.96%	(0.44%	)	1.06%	119.53%
Year Ended December 31, 2012	$15.42	(0.05)	2.14	2.09	–	–	–	$17.51	13.55%		$96,759,887	1.01%	(0.30%	)	1.07%	82.85%
Year Ended December 31, 2011	$15.50	(0.12)	0.04	(0.08)	–	–	–	$15.42	(0.52%	)	$100,833,847	1.04%	(0.74%	)	1.07%	104.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$154,819,941	$—	$—	$154,819,941
Exchange Traded Fund	2,232,193	—	—	2,232,193
Repurchase Agreements	—	14,261,882	—	14,261,882
Right	—	9,346	—	9,346
Total	$157,052,134	$14,271,228	$—	$171,323,362

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $14,261,882, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$2,000,000	$—	$2,000,000	$(2,000,000)	$—
BNP Paribas Securities Corp.	3,000,000	—	3,000,000	(3,000,000)	—
ML Pierce Fenner & Smith, Inc.	2,261,882	—	2,261,882	(2,261,882)	—
Natixis New York Branch	2,000,000	—	2,000,000	(2,000,000)	—
Natixis New York Branch	2,000,000	—	2,000,000	(2,000,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
RBS Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)
Total	$14,261,882	$—	$14,261,882	$(14,261,882)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.84%
$200 million and more	0.79%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2017.

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $59,072 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $334.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $59,095.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $48,767,721 and sales of $54,198,317 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $186 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$153,624,905	$26,658,880	$(8,960,423)	$17,698,457

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

27

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

28

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

29

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

30

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

31

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

32

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

33

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

34

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

36

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

37

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

38

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund

SAR-MM-SCO 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at

2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager Small Company Fund

Asset Allocation†

Common Stocks	96.5%
Repurchase Agreements	7.2%
Exchange Traded Fund	0.4%
Corporate Bonds††	0.0%
Rights††	0.0%
Preferred Stocks††	0.0%
Liabilities in excess of other assets	(4.1)%
100.0%

Top Industries†††

Banks	9.9%
Real Estate Investment Trusts (REITs)	7.2%
Insurance	5.9%
Software	5.6%
Health Care Equipment & Supplies	3.6%
Health Care Providers & Services	3.3%
Internet Software & Services	3.1%
Oil, Gas & Consumable Fuels	3.0%
Semiconductors & Semiconductor Equipment	2.9%
Communications Equipment	2.8%
Other Industries*	52.7%
100.0%

Top Holdings†††

PNM Resources, Inc.	0.8%
Western Alliance Bancorp	0.8%
Integra LifeSciences Holdings Corp.	0.7%
Washington Federal, Inc.	0.7%
Guidewire Software, Inc.	0.7%
Tyler Technologies, Inc.	0.7%
AMERISAFE, Inc.	0.6%
MarketAxess Holdings, Inc.	0.6%
Bright Horizons Family Solutions, Inc.	0.6%
CoStar Group, Inc.	0.6%
Other Holdings*	93.2%
100.0%

Top Countries†††

United States	88.5%
Bermuda	1.1%
Luxembourg	0.7%
United Kingdom	0.6%
Canada	0.5%
Israel	0.4%
Puerto Rico	0.4%
Switzerland	0.2%
Monaco	0.2%
Ireland	0.1%
Other Countries*	7.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,031.10	5.45	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.42	1.08
Class II Shares	Actual	(a)	1,000.00	1,029.80	6.71	1.33
	Hypothetical	(a)(b)	1,000.00	1,018.25	6.67	1.33
Class IV Shares	Actual	(a)	1,000.00	1,031.10	5.45	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.42	1.08
Class Y Shares	Actual	(a)	1,000.00	1,032.00	4.70	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.24	4.67	0.93

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund

Common Stocks 96.5%

	Shares	Market Value

AUSTRALIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
AET & D Holdings No. 1* (a)	106,305	$0

AUSTRIA 0.0%†
Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	103,675	0

BERMUDA 1.2%
Insurance 1.1%
Argo Group International Holdings Ltd.	32,044	1,663,089
Endurance Specialty Holdings Ltd.	13,221	887,922
Maiden Holdings Ltd. (b)	61,144	748,403
Validus Holdings Ltd.	21,382	1,038,951

		4,338,365

Oil, Gas & Consumable Fuels 0.1%
Frontline Ltd. (b)	20,000	157,400
Infinity Bio-Energy Ltd.* (a)	94,500	0

		157,400

		4,495,765

CANADA 0.5%
Beverages 0.1%
Cott Corp.	41,269	576,115

Internet Software & Services 0.2%
Shopify, Inc., Class A*	35,082	1,079,122

Metals & Mining 0.1%
Silver Standard Resources, Inc.* (b)	22,100	287,079

Paper & Forest Products 0.1%
Resolute Forest Products, Inc.*	55,362	292,865

Pharmaceuticals 0.0%†
Aralez Pharmaceuticals, Inc.*	26,863	88,648

		2,323,829

CAYMAN ISLANDS 0.0%†
Pharmaceuticals 0.0%†
Theravance Biopharma, Inc.* (b)	4,500	102,105

GREECE 0.1%
Oil, Gas & Consumable Fuels 0.1%
Aegean Marine Petroleum Network, Inc.	106,559	586,075

IRELAND 0.1%
Life Sciences Tools & Services 0.1%
ICON PLC*	9,126	638,911

ISRAEL 0.4%
Electronic Equipment, Instruments & Components 0.2%
Orbotech Ltd.*	40,100	1,024,555

Semiconductors & Semiconductor Equipment 0.2%
Tower Semiconductor Ltd.* (b)	71,293	885,459

		1,910,014

Common Stocks (continued)

	Shares	Market Value

LUXEMBOURG 0.8%
Chemicals 0.2%
Orion Engineered Carbons SA	47,772	$759,097

Diversified Telecommunication Services 0.1%
Intelsat SA* (b)	130,818	337,510

Software 0.5%
Globant SA* (b)	49,928	1,964,667

		3,061,274

MONACO 0.2%
Oil, Gas & Consumable Fuels 0.2%
Navios Maritime Acquisition Corp.	204,115	320,461
Scorpio Tankers, Inc.	132,332	555,794

		876,255

NETHERLANDS 0.1%
Energy Equipment & Services 0.1%
Core Laboratories NV	3,180	393,970

PUERTO RICO 0.4%
Banks 0.3%
First BanCorp*	138,331	549,174
Popular, Inc.	19,255	564,172

		1,113,346

Health Care Providers & Services 0.1%
Triple-S Management Corp., Class B*	22,552	550,945

		1,664,291

SINGAPORE 0.0%†
Semiconductors & Semiconductor Equipment 0.0%†
Kulicke & Soffa Industries, Inc.*	13,951	169,784

SWITZERLAND 0.2%
Insurance 0.1%
Allied World Assurance Co. Holdings AG	11,905	418,342

Technology Hardware, Storage & Peripherals 0.1%
Logitech International SA REG (b)	39,079	636,206

		1,054,548

UNITED KINGDOM 0.7%
Capital Markets 0.2%
OM Asset Management PLC	53,308	711,662

Energy Equipment & Services 0.3%
Seadrill Ltd.* (b)	301,900	978,156

Food Products 0.1%
Nomad Foods Ltd.*	58,300	465,234

Metals & Mining 0.1%
Ferroglobe PLC	62,918	541,724

		2,696,776

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES 91.7%
Aerospace & Defense 2.8%
Aerovironment, Inc.*	41,130	$1,143,414
Curtiss-Wright Corp.	29,597	2,493,547
Ducommun, Inc.*	11,100	219,558
Engility Holdings, Inc.*	55,643	1,175,180
Esterline Technologies Corp.*	20,314	1,260,281
HEICO Corp.	10,050	671,441
Kratos Defense & Security Solutions, Inc.* (b)	75,509	309,587
Moog, Inc., Class A*	30,065	1,621,105
Teledyne Technologies, Inc.*	16,342	1,618,675
Triumph Group, Inc.	9,884	350,882
Vectrus, Inc.*	39,274	1,118,916

		11,982,586

Air Freight & Logistics 0.5%
Atlas Air Worldwide Holdings, Inc.*	16,000	662,720
Hub Group, Inc., Class A*	20,427	783,784
Park-Ohio Holdings Corp.	20,573	581,804

		2,028,308

Airlines 0.6%
SkyWest, Inc.	88,705	2,347,134

Auto Components 1.4%
Cooper Tire & Rubber Co.	12,429	370,633
Cooper-Standard Holding, Inc.*	21,515	1,699,470
Goodyear Tire & Rubber Co. (The)	33,180	851,399
Modine Manufacturing Co.*	77,351	680,689
Spartan Motors, Inc.	59,290	371,155
Standard Motor Products, Inc.	12,400	493,272
Stoneridge, Inc.*	61,464	918,272
Strattec Security Corp.	4,006	163,325
Tower International, Inc.	19,187	394,868

		5,943,083

Banks 9.8%
Banc of California, Inc.	39,189	709,321
BancFirst Corp.	11,530	695,490
Bank of Marin Bancorp	4,196	202,961
Berkshire Hills Bancorp, Inc.	49,658	1,336,793
Brookline Bancorp, Inc.	140,382	1,548,413
Capital City Bank Group, Inc.	6,043	84,119
Carolina Financial Corp. (b)	2,758	51,519
Central Pacific Financial Corp.	46,181	1,089,872
Central Valley Community Bancorp (b)	2,800	39,200
Chemical Financial Corp. (b)	24,944	930,162
East West Bancorp, Inc.	6,604	225,725
Farmers National Banc Corp.	4,494	39,547
FCB Financial Holdings, Inc., Class A*	6,954	236,436
First Busey Corp.	68,880	1,473,343
First Business Financial Services, Inc.	11,562	271,360
First Connecticut Bancorp, Inc.	31,863	527,651
First Financial Bancorp	136,214	2,649,363
First Financial Corp.	1,570	57,493
First Financial Northwest, Inc.	3,400	45,152
First Foundation, Inc.*	4,400	94,600
First Internet Bancorp	2,103	50,093

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Banks (continued)
First Merchants Corp.	39,575	$986,605
First Midwest Bancorp, Inc.	68,428	1,201,596
First NBC Bank Holding Co.*	28,901	485,248
Franklin Financial Network, Inc.*	23,613	740,504
Fulton Financial Corp.	59,236	799,686
Great Western Bancorp, Inc.	81,411	2,567,703
Hanmi Financial Corp.	39,203	920,878
Heritage Commerce Corp.	1,000	10,530
IBERIABANK Corp.	33,058	1,974,554
Independent Bank Group, Inc.	20,000	858,200
Lakeland Financial Corp.	15,674	736,835
MB Financial, Inc.	4,500	163,260
Old National Bancorp	197,147	2,470,252
Orrstown Financial Services, Inc.	5,000	90,250
Pacific Mercantile Bancorp*	6,700	47,570
Pacific Premier Bancorp, Inc.*	39,975	959,400
Pinnacle Financial Partners, Inc.	20,838	1,017,936
Prosperity Bancshares, Inc.	6,000	305,940
ServisFirst Bancshares, Inc.	11,378	561,959
Shore Bancshares, Inc.	4,486	52,711
Southern First Bancshares, Inc.*	2,400	57,840
Southside Bancshares, Inc.	29,793	921,200
Sterling Bancorp	41,205	646,919
Stonegate Bank	16,217	523,323
Talmer Bancorp, Inc., Class A	93,938	1,800,791
TCF Financial Corp.	21,616	273,442
TriCo Bancshares	38,485	1,062,186
TriState Capital Holdings, Inc.*	64,543	886,175
Washington Trust Bancorp, Inc.	21,100	800,112
WashingtonFirst Bankshares, Inc. (b)	4,300	92,923
WesBanco, Inc.	45,187	1,403,056
Western Alliance Bancorp*	102,140	3,334,872
Wintrust Financial Corp.	19,688	1,004,088

		42,117,157

Biotechnology 1.2%
ACADIA Pharmaceuticals, Inc.* (b)	16,780	544,679
aTyr Pharma, Inc.*	19,204	53,387
Eagle Pharmaceuticals, Inc.* (b)	15,873	615,713
Emergent BioSolutions, Inc.*	13,513	379,986
Fate Therapeutics, Inc.*	22,578	38,383
Ignyta, Inc.*	13,600	73,712
Karyopharm Therapeutics, Inc.*	5,886	39,495
Neurocrine Biosciences, Inc.*	20,248	920,271
Peregrine Pharmaceuticals, Inc.*	54,200	19,734
Repligen Corp.*	26,625	728,459
Rigel Pharmaceuticals, Inc.*	99,869	222,708
Spectrum Pharmaceuticals, Inc.*	57,238	376,054
Stemline Therapeutics, Inc.* (b)	12,210	82,662
Ultragenyx Pharmaceutical, Inc.*	12,025	588,143
Verastem, Inc.*	21,010	27,313
Versartis, Inc.* (b)	39,245	434,050

		5,144,749

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Building Products 2.0%
A.O. Smith Corp.	28,270	$2,490,870
American Woodmark Corp.*	8,680	576,178
Continental Building Products, Inc.*	30,923	687,418
Lennox International, Inc.	15,893	2,266,342
Masonite International Corp.*	18,530	1,225,574
NCI Building Systems, Inc.*	37,920	606,341
Ply Gem Holdings, Inc.*	49,600	722,672

		8,575,395

Capital Markets 1.5%
Cohen & Steers, Inc.	18,830	761,485
FBR & Co. (b)	10,072	150,375
Hercules Capital, Inc.	60,550	752,031
INTL. FCStone, Inc.*	25,328	691,201
KCG Holdings, Inc., Class A*	64,845	862,439
Oppenheimer Holdings, Inc., Class A	16,096	248,844
Solar Capital Ltd.	46,076	877,748
TCP Capital Corp.	37,919	579,402
TICC Capital Corp.	125,500	661,385
TriplePoint Venture Growth BDC Corp.	68,119	721,380

		6,306,290

Chemicals 1.9%
AgroFresh Solutions, Inc.* (b)	38,778	205,911
American Vanguard Corp.	52,037	786,279
Ferro Corp.*	43,626	583,716
FutureFuel Corp.	5,700	62,016
H.B. Fuller Co.	14,160	622,898
Innophos Holdings, Inc.	16,800	709,128
Kraton Performance Polymers, Inc.*	37,681	1,052,431
LSB Industries, Inc.* (b)	61,100	738,088
Minerals Technologies, Inc.	8,678	492,910
OMNOVA Solutions, Inc.*	45,941	333,072
PolyOne Corp.	21,710	765,060
Rayonier Advanced Materials, Inc.	38,400	521,856
Stepan Co.	21,654	1,289,064

		8,162,429

Commercial Services & Supplies 1.1%
ACCO Brands Corp.*	62,800	648,724
Deluxe Corp.	12,070	801,086
Ennis, Inc.	31,167	597,783
Healthcare Services Group, Inc.	27,183	1,124,833
InnerWorkings, Inc.*	34,622	286,324
Quad/Graphics, Inc.	58,537	1,363,326

		4,822,076

Communications Equipment 2.9%
ADTRAN, Inc.	97,746	1,822,962
Bel Fuse, Inc., Class B	14,026	249,382
Black Box Corp.	15,104	197,560
Brocade Communications Systems, Inc.	27,225	249,926
Calix, Inc.*	114,015	787,844
Comtech Telecommunications Corp.	32,889	422,295

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Communications Equipment (continued)
EMCORE Corp.*	94,670	$562,340
Extreme Networks, Inc.*	291,647	988,683
Finisar Corp.*	103,003	1,803,583
Harmonic, Inc.*	254,346	724,886
Ixia*	20,316	199,503
KVH Industries, Inc.*	7,800	60,060
NETGEAR, Inc.*	18,236	866,939
Oclaro, Inc.* (b)	96,766	472,218
PC-Tel, Inc.	3,500	16,485
ShoreTel, Inc.*	101,067	676,138
Sonus Networks, Inc.*	137,937	1,198,673
TESSCO Technologies, Inc.	312	4,334
Viavi Solutions, Inc.*	142,749	946,426

		12,250,237

Construction & Engineering 1.3%
Ameresco, Inc., Class A*	39,636	173,209
Dycom Industries, Inc.* (b)	25,230	2,264,645
Granite Construction, Inc.	13,400	610,370
MasTec, Inc.*	36,220	808,430
Northwest Pipe Co.* (b)	5,605	60,422
Orion Group Holdings, Inc.*	65,965	350,274
Quanta Services, Inc.*	27,300	631,176
Tutor Perini Corp.*	32,561	766,812

		5,665,338

Construction Materials 0.5%
Headwaters, Inc.*	48,836	876,118
US Concrete, Inc.* (b)	19,407	1,182,080

		2,058,198

Consumer Finance 0.4%
Encore Capital Group, Inc.* (b)	32,127	755,948
Enova International, Inc.*	58,538	430,840
Green Dot Corp., Class A*	14,000	321,860

		1,508,648

Containers & Packaging 0.5%
Berry Plastics Group, Inc.*	39,965	1,552,640
Greif, Inc., Class A	16,100	600,047
UFP Technologies, Inc.*	4,500	101,430

		2,254,117

Distributors 0.7%
Core-Mark Holding Co., Inc. (b)	23,884	1,119,204
Pool Corp.	18,960	1,782,809
VOXX International Corp.*	46,925	130,921

		3,032,934

Diversified Consumer Services 1.5%
Ascent Capital Group, Inc., Class A*	40,175	618,293
Bridgepoint Education, Inc.*	20,785	150,483
Bright Horizons Family Solutions, Inc.*	41,306	2,739,002
Career Education Corp.*	22,391	133,226
DeVry Education Group, Inc. (b)	86,407	1,541,501

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Diversified Consumer Services (continued)
Graham Holdings Co., Class B	830	$406,318
K12, Inc.*	67,392	841,726
Universal Technical Institute, Inc.	6,301	14,240

		6,444,789

Diversified Financial Services 0.7%
A-Mark Precious Metals, Inc.	4,200	67,956
MarketAxess Holdings, Inc.	19,641	2,855,801

		2,923,757

Diversified Telecommunication Services 0.2%
Hawaiian Telcom Holdco, Inc.*	6,200	131,378
Inteliquent, Inc.	36,900	733,941

		865,319

Electric Utilities 1.7%
ALLETE, Inc.	15,468	999,697
El Paso Electric Co.	9,700	458,519
IDACORP, Inc.	16,874	1,372,700
PNM Resources, Inc.	94,735	3,357,408
Portland General Electric Co.	20,190	890,783
Spark Energy, Inc., Class A	5,014	165,713

		7,244,820

Electrical Equipment 0.3%
American Superconductor Corp.* (b)	38,745	327,008
Capstone Turbine Corp.* (b)	6,700	9,246
General Cable Corp.	54,433	691,843
Powell Industries, Inc.	11,589	455,911

		1,484,008

Electronic Equipment, Instruments & Components 1.5%
Benchmark Electronics, Inc.*	79,396	1,679,225
Coherent, Inc.*	6,610	606,666
Control4 Corp.* (b)	43,474	354,748
Daktronics, Inc.	60,700	379,375
Electro Scientific Industries, Inc.*	31,200	182,208
ePlus, Inc.*	10,829	885,704
Kemet Corp.*	66,299	194,256
Key Tronic Corp.*	4,700	35,391
Maxwell Technologies, Inc.* (b)	82,872	437,564
PC Connection, Inc.	18,000	428,400
Sanmina Corp.*	34,100	914,221
Vishay Precision Group, Inc.*	16,291	218,625

		6,316,383

Energy Equipment & Services 1.6%
Archrock, Inc.	94,307	888,372
Aspen Aerogels, Inc.*	9,700	48,209
Bristow Group, Inc. (b)	38,500	439,285
Exterran Corp.*	57,211	735,161
Forum Energy Technologies, Inc.*	25,490	441,232
Gulf Island Fabrication, Inc.	34,575	239,951
Helix Energy Solutions Group, Inc.*	135,500	915,980
Independence Contract Drilling, Inc.* (b)	59,004	320,392

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Energy Equipment & Services (continued)
ION Geophysical Corp.*	4,569	$28,465
Matrix Service Co.*	93,566	1,542,902
Parker Drilling Co.*	78,788	180,425
Patterson-UTI Energy, Inc.	42,305	901,943
Pioneer Energy Services Corp.*	34,892	160,503
Willbros Group, Inc.* (b)	19,300	48,829

		6,891,649

Food & Staples Retailing 0.4%
Performance Food Group Co.*	25,310	681,092
SpartanNash Co.	34,090	1,042,472

		1,723,564

Food Products 0.2%
Amplify Snack Brands, Inc.* (b)	44,590	657,703

Gas Utilities 1.2%
New Jersey Resources Corp.	7,200	277,560
Northwest Natural Gas Co.	14,800	959,336
ONE Gas, Inc.	20,838	1,387,602
South Jersey Industries, Inc.	38,768	1,225,844
Southwest Gas Corp.	13,959	1,098,713

		4,949,055

Health Care Equipment & Supplies 3.7%
ABIOMED, Inc.*	9,593	1,048,419
Analogic Corp.	12,900	1,024,776
AngioDynamics, Inc.*	63,332	910,081
Cantel Medical Corp.	29,695	2,040,937
Cynosure, Inc., Class A*	12,370	601,739
Derma Sciences, Inc.*	32,708	128,870
DexCom, Inc.*	7,570	600,528
EndoChoice Holdings, Inc.*	4,649	22,780
Exactech, Inc.*	22,269	595,473
Inogen, Inc.*	19,266	965,419
Integra LifeSciences Holdings Corp.*	37,950	3,027,651
Invacare Corp. (b)	61,741	748,918
Neogen Corp.*	8,632	485,550
Nevro Corp.* (b)	8,370	617,371
NuVasive, Inc.*	19,929	1,190,160
RTI Surgical, Inc.*	41,280	148,195
SeaSpine Holdings Corp.*	3,142	32,928
TransEnterix, Inc.* (b)	28,845	35,191
West Pharmaceutical Services, Inc.	20,587	1,562,142

		15,787,128

Health Care Providers & Services 3.3%
Acadia Healthcare Co., Inc.* (b)	16,104	892,162
AMN Healthcare Services, Inc.*	19,800	791,406
Amsurg Corp.*	18,073	1,401,380
Centene Corp.*	14,260	1,017,736
Diplomat Pharmacy, Inc.* (b)	18,298	640,430
Ensign Group, Inc. (The)	41,614	874,310
Five Star Quality Care, Inc.*	100,986	236,307
HealthEquity, Inc.* (b)	47,820	1,453,011

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Providers & Services (continued)
Kindred Healthcare, Inc.	20,500	$231,445
Magellan Health, Inc.*	29,464	1,937,847
Owens & Minor, Inc. (b)	53,575	2,002,634
VCA, Inc.*	39,448	2,667,079

		14,145,747

Health Care Technology 0.7%
Omnicell, Inc.*	19,897	681,074
Press Ganey Holdings, Inc.* (b)	20,837	819,936
Veeva Systems, Inc., Class A*	37,728	1,287,280

		2,788,290

Hotels, Restaurants & Leisure 2.0%
Biglari Holdings, Inc.*	500	201,670
Bloomin’ Brands, Inc.	33,400	596,858
ClubCorp Holdings, Inc.	55,016	715,208
Dave & Buster’s Entertainment, Inc.*	39,255	1,836,742
Del Taco Restaurants, Inc.* (b)	69,114	628,937
Famous Dave’s of America, Inc.*	5,400	27,162
Marriott Vacations Worldwide Corp.	9,300	636,957
Papa John’s International, Inc.	13,975	950,300
Ruby Tuesday, Inc.*	124,819	450,597
Texas Roadhouse, Inc. (b)	26,260	1,197,456
Vail Resorts, Inc.	9,010	1,245,452

		8,487,339

Household Durables 0.5%
Century Communities, Inc.*	45,337	786,144
Lifetime Brands, Inc.	14,800	215,932
Skullcandy, Inc.*	88	540
WCI Communities, Inc.*	62,260	1,052,194

		2,054,810

Independent Power and Renewable Electricity Producers 0.1%
Dynegy, Inc.*	29,519	508,908

Information Technology Services 0.9%
Ciber, Inc.* (b)	81,885	122,828
Computer Task Group, Inc.	14,930	74,202
Convergys Corp.	39,676	991,900
Datalink Corp.*	44,532	333,990
Everi Holdings, Inc.*	218,292	251,036
ExlService Holdings, Inc.*	21,000	1,100,609
Perficient, Inc.*	40,403	820,585
Unisys Corp.* (b)	34,747	252,958

		3,948,108

Insurance 4.8%
American Equity Investment Life Holding Co.	99,700	1,420,725
American Financial Group, Inc.	10,589	782,845
AMERISAFE, Inc.	46,873	2,869,565
Assurant, Inc.	4,770	411,699
Baldwin & Lyons, Inc., Class B	6,000	147,960
CNO Financial Group, Inc.	65,215	1,138,654
Donegal Group, Inc., Class A	1,569	25,873

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Insurance (continued)
EMC Insurance Group, Inc.	11,361	$314,927
Employers Holdings, Inc.	54,269	1,574,886
Genworth Financial, Inc., Class A*	484,600	1,250,268
Hallmark Financial Services, Inc.*	17,069	197,830
Hanover Insurance Group, Inc. (The)	17,392	1,471,711
Heritage Insurance Holdings, Inc.	14,500	173,565
Infinity Property & Casualty Corp.	6,300	508,158
National General Holdings Corp.	33,649	720,762
Navigators Group, Inc. (The)	18,818	1,730,691
Old Republic International Corp.	16,747	323,050
Reinsurance Group of America, Inc.	24,860	2,411,171
Selective Insurance Group, Inc.	1,000	38,210
Stewart Information Services Corp.	40,031	1,657,684
United Fire Group, Inc.	27,382	1,161,818
United Insurance Holdings Corp. (b)	18,200	298,116

		20,630,168

Internet & Catalog Retail 0.2%
FTD Cos., Inc.*	13,641	340,479
Wayfair, Inc., Class A* (b)	10,020	390,780

		731,259

Internet Software & Services 3.0%
Bazaarvoice, Inc.*	112,198	449,914
Benefitfocus, Inc.* (b)	25,807	983,763
Blucora, Inc.*	90,900	941,724
CoStar Group, Inc.*	12,437	2,719,473
Everyday Health, Inc.*	171,976	1,355,171
GTT Communications, Inc.*	51,138	945,030
j2 Global, Inc. (b)	12,845	811,419
Limelight Networks, Inc.*	110,710	164,958
Liquidity Services, Inc.*	3,850	30,184
Marin Software, Inc.* (b)	41,779	98,181
Q2 Holdings, Inc.*	22,480	629,890
QuinStreet, Inc.*	80,489	285,736
RetailMeNot, Inc.*	88,279	680,631
Rightside Group Ltd.* (b)	8,900	94,696
Stamps.com, Inc.* (b)	4,800	419,616
Web.com Group, Inc.*	45,970	835,735
WebMD Health Corp.* (b)	22,420	1,302,826
YuMe, Inc.* (b)	13,500	49,680

		12,798,627

Leisure Products 0.1%
Black Diamond, Inc.*	29,310	121,343
Vista Outdoor, Inc.*	6,800	324,564

		445,907

Life Sciences Tools & Services 0.4%
Cambrex Corp.*	13,270	686,457
Charles River Laboratories International, Inc.*	3,760	309,974
INC Research Holdings, Inc., Class A*	8,015	305,612
VWR Corp.*	9,591	277,180

		1,579,223

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Machinery 2.8%
Astec Industries, Inc.	20,190	$1,133,669
Briggs & Stratton Corp.	30,977	656,093
Chart Industries, Inc.*	19,100	460,883
Columbus McKinnon Corp.	22,700	321,205
EnPro Industries, Inc.	12,700	563,753
FreightCar America, Inc.	70,501	990,539
Graco, Inc.	7,950	627,971
Hardinge, Inc.	16,785	168,857
Harsco Corp.	78,202	519,261
Hyster-Yale Materials Handling, Inc.	20,413	1,214,369
John Bean Technologies Corp.	18,600	1,138,692
Kadant, Inc.	11,400	587,214
LB Foster Co., Class A	33,217	361,733
Middleby Corp. (The)*	8,635	995,184
Mueller Water Products, Inc., Class A	73,210	836,058
Navistar International Corp.* (b)	80,841	945,031
SPX Corp.*	19,587	290,867
Twin Disc, Inc.	7,800	83,772

		11,895,151

Marine 0.0%†
Scorpio Bulkers, Inc.*	27,051	75,472

Media 1.8%
AMC Entertainment Holdings, Inc., Class A	24,837	685,750
Harte-Hanks, Inc.	72,307	114,968
Live Nation Entertainment, Inc.*	26,489	622,492
Madison Square Garden Co. (The), Class A*	3,269	563,935
MDC Partners, Inc., Class A	41,046	750,731
New York Times Co. (The), Class A	98,682	1,194,052
Scholastic Corp. (b)	40,732	1,613,395
Sizmek, Inc.*	20,276	46,432
Time, Inc.	112,621	1,853,741
Townsquare Media, Inc., Class A*	10,920	86,159

		7,531,655

Metals & Mining 0.7%
Olympic Steel, Inc.	14,397	393,182
Ryerson Holding Corp.*	8,996	157,430
SunCoke Energy, Inc.	103,682	603,429
Synalloy Corp.	13,370	102,414
Tahoe Resources, Inc.	74,150	1,110,026
TimkenSteel Corp. (b)	43,227	415,844

		2,782,325

Multiline Retail 0.1%
Ollie’s Bargain Outlet Holdings, Inc.* (b)	25,520	635,193

Multi-Utilities 0.4%
Avista Corp.	29,788	1,334,502
Black Hills Corp.	1,700	107,168
Unitil Corp.	10,500	448,035

		1,889,705

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels 2.9%
Approach Resources, Inc.* (b)	11,700	$24,570
California Resources Corp.* (b)	13,500	164,700
Callon Petroleum Co.*	65,526	735,857
Clean Energy Fuels Corp.* (b)	114,300	396,621
Cloud Peak Energy, Inc.* (b)	41,839	86,188
Cobalt International Energy, Inc.* (b)	319,300	427,862
CVR Energy, Inc. (b)	15,500	240,250
Denbury Resources, Inc.*	74,800	268,532
Diamondback Energy, Inc.*	19,094	1,741,565
Dorian LPG Ltd.*	118,861	837,970
Energen Corp.	21,569	1,039,841
Gener8 Maritime, Inc.*	69,118	442,355
Gulfport Energy Corp.*	34,336	1,073,343
Hallador Energy Co. (b)	18,938	87,494
Jones Energy, Inc., Class A*	26,300	108,356
Memorial Resource Development Corp.*	23,192	368,289
Par Pacific Holdings, Inc.* (b)	8,863	135,958
Parsley Energy, Inc., Class A*	53,848	1,457,127
PBF Energy, Inc., Class A	27,552	655,187
Renewable Energy Group, Inc.*	108,433	957,463
Rex Energy Corp.* (b)	94,800	62,615
Ring Energy, Inc.*	46,988	414,434
World Fuel Services Corp.	9,836	467,112

		12,193,689

Personal Products 0.1%
Edgewell Personal Care Co.*	7,500	633,075

Pharmaceuticals 0.5%
Achaogen, Inc.*	2,200	8,338
Depomed, Inc.* (b)	20,160	395,539
Egalet Corp.* (b)	5,514	27,349
Endocyte, Inc.* (b)	7,989	25,645
Lannett Co., Inc.* (b)	35,800	851,682
Prestige Brands Holdings, Inc.*	14,020	776,708

		2,085,261

Professional Services 1.0%
CDI Corp.	42,361	258,402
CRA International, Inc.*	10,457	263,726
Heidrick & Struggles International, Inc.	37,468	632,460
Kelly Services, Inc., Class A	45,211	857,653
ManpowerGroup, Inc.	3,498	225,061
On Assignment, Inc.*	17,223	636,390
TransUnion*	33,703	1,127,028
TrueBlue, Inc.*	11,700	221,364

		4,222,084

Real Estate Investment Trusts (REITs) 7.3%
Alexander’s, Inc.	1,103	451,381
American Assets Trust, Inc.	21,794	924,937
American Campus Communities, Inc.	3,800	200,906
Apartment Investment & Management Co., Class A	16,800	741,888
Arbor Realty Trust, Inc.	20,720	148,977

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Real Estate Investment Trusts (REITs) (continued)
Ashford Hospitality Trust, Inc.	88,867	$477,216
Brandywine Realty Trust	17,189	288,775
CBL & Associates Properties, Inc.	47,235	439,758
Cherry Hill Mortgage Investment Corp.	28,571	444,850
Colony Capital, Inc., Class A	33,922	520,703
CoreSite Realty Corp.	18,534	1,643,780
Cousins Properties, Inc.	115,445	1,200,628
CubeSmart	20,340	628,099
CyrusOne, Inc.	24,470	1,362,000
DCT Industrial Trust, Inc.	39,635	1,904,066
Douglas Emmett, Inc.	8,577	304,655
Education Realty Trust, Inc.	15,909	734,041
EPR Properties	13,543	1,092,649
Equity Commonwealth*	32,800	955,464
Equity One, Inc.	53,922	1,735,210
First Potomac Realty Trust	34,900	321,080
Healthcare Realty Trust, Inc.	11,300	395,387
Healthcare Trust of America, Inc., Class A	20,905	676,068
Highwoods Properties, Inc.	17,792	939,418
InfraREIT, Inc.	41,211	722,841
iStar, Inc.*	75,154	720,727
LTC Properties, Inc.	12,700	656,971
Mack-Cali Realty Corp.	15,200	410,400
NorthStar Realty Finance Corp.	56,800	649,224
One Liberty Properties, Inc.	15,071	359,443
Owens Realty Mortgage, Inc.	3,400	56,576
Paramount Group, Inc.	65,200	1,039,288
Preferred Apartment Communities, Inc., Class A	23,300	342,976
RAIT Financial Trust	90,800	284,204
Rayonier, Inc.	40,317	1,057,918
Retail Opportunity Investments Corp.	70,880	1,535,970
Silver Bay Realty Trust Corp.	13,400	228,202
STORE Capital Corp.	65,830	1,938,695
Summit Hotel Properties, Inc.	83,581	1,106,612
Tanger Factory Outlet Centers, Inc.	20,100	807,618
Taubman Centers, Inc.	4,952	367,438
Weingarten Realty Investors	10,206	416,609

		31,233,648

Real Estate Management & Development 0.6%
RE/MAX Holdings, Inc., Class A	59,134	2,380,735

Road & Rail 0.5%
Marten Transport Ltd.	32,200	637,560
PAM Transportation Services, Inc.*	12,800	203,392
Roadrunner Transportation Systems, Inc.*	35,100	261,846
Saia, Inc.*	30,100	756,714
USA Truck, Inc.*	5,300	92,803

		1,952,315

Semiconductors & Semiconductor Equipment 2.8%
Acacia Communications, Inc.* (b)	10,291	411,023
Advanced Energy Industries, Inc.*	22,220	843,471
Advanced Micro Devices, Inc.* (b)	326,200	1,676,668
Cohu, Inc.	60,852	660,244

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Semiconductors & Semiconductor Equipment (continued)
FormFactor, Inc.*	115,283	$1,036,394
Integrated Device Technology, Inc.*	39,000	785,070
Microsemi Corp.*	28,615	935,138
MKS Instruments, Inc.	5,380	231,663
Monolithic Power Systems, Inc.	39,441	2,694,609
NeoPhotonics Corp.*	23,100	220,143
Semtech Corp.*	13,120	313,043
Sigma Designs, Inc.*	114,932	739,013
Tessera Technologies, Inc.	30,000	919,200
Xcerra Corp.*	110,774	636,951

		12,102,630

Software 5.3%
Digital Turbine, Inc.* (b)	10,200	10,914
Ellie Mae, Inc.*	17,851	1,636,044
EnerNOC, Inc.* (b)	31,293	197,772
Guidewire Software, Inc.*	46,750	2,887,281
HubSpot, Inc.*	44,180	1,918,296
Manhattan Associates, Inc.*	30,154	1,933,776
Mentor Graphics Corp.	51,194	1,088,384
Paycom Software, Inc.* (b)	39,477	1,705,801
Paylocity Holding Corp.* (b)	61,804	2,669,933
Proofpoint, Inc.* (b)	38,417	2,423,729
QAD, Inc., Class A	1,200	23,124
Rovi Corp.*	16,600	259,624
Seachange International, Inc.*	78,200	249,458
Silver Spring Networks, Inc.*	2,663	32,355
Telenav, Inc.*	23,825	121,508
Tyler Technologies, Inc.*	17,319	2,887,251
Ultimate Software Group, Inc. (The)*	10,467	2,201,105
Zynga, Inc., Class A*	142,211	354,105

		22,600,460

Specialty Retail 1.7%
Abercrombie & Fitch Co., Class A	75,100	1,337,531
Big 5 Sporting Goods Corp.	21,800	202,086
Burlington Stores, Inc.*	25,949	1,731,059
Citi Trends, Inc.	13,840	214,935
Container Store Group, Inc. (The)* (b)	24,415	130,620
hhgregg, Inc.* (b)	18,265	32,329
Michaels Cos., Inc. (The)*	29,578	841,198
Murphy USA, Inc.*	400	29,664
Office Depot, Inc.*	324,700	1,074,757
Rent-A-Center, Inc.	46,647	572,825
Sonic Automotive, Inc., Class A	31,379	536,895
Tilly’s, Inc., Class A*	36,862	213,431
West Marine, Inc.*	23,362	196,007

		7,113,337

Technology Hardware, Storage & Peripherals 0.5%
Avid Technology, Inc.* (b)	121,170	703,998
Quantum Corp.*	619,896	260,356
Silicon Graphics International Corp.*	53,200	267,596
Super Micro Computer, Inc.*	29,100	723,135

		1,955,085

13

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 0.6%
Columbia Sportswear Co.	11,192	$643,988
Kate Spade & Co.*	36,150	745,051
Perry Ellis International, Inc.*	30,947	622,654
Rocky Brands, Inc.	7,300	83,366
Vera Bradley, Inc.*	22,500	318,825
Vince Holding Corp.* (b)	13,302	72,895

		2,486,779

Thrifts & Mortgage Finance 2.8%
BofI Holding, Inc.* (b)	28,800	510,048
Flagstar Bancorp, Inc.*	44,931	1,096,766
Home Bancorp, Inc.	1,000	27,470
HomeStreet, Inc.*	40,500	806,760
Meta Financial Group, Inc.	25,938	1,321,800
NMI Holdings, Inc., Class A*	101,614	556,845
Provident Financial Services, Inc.	108,992	2,140,603
Southern Missouri Bancorp, Inc. (b)	1,000	23,530
TrustCo Bank Corp.	135,950	871,440
Walker & Dunlop, Inc.*	34,223	779,600
Washington Federal, Inc.	120,890	2,932,790
WSFS Financial Corp.	20,503	659,992

		11,727,644

Trading Companies & Distributors 1.2%
Beacon Roofing Supply, Inc.*	32,773	1,490,188
BMC Stock Holdings, Inc.*	42,600	759,132
CAI International, Inc.*	1,243	9,323
DXP Enterprises, Inc.* (b)	14,400	214,992
Houston Wire & Cable Co.	32,637	171,344
Lawson Products, Inc.*	2,300	45,678
SiteOne Landscape Supply, Inc.*	13,880	471,781
Textainer Group Holdings Ltd. (b)	39,203	436,721
Titan Machinery, Inc.* (b)	14,377	160,304
Watsco, Inc.	9,081	1,277,606

		5,037,069

Wireless Telecommunication Services 0.0%†
Telephone & Data Systems, Inc.	5,430	161,054

		390,299,606

VIRGIN ISLANDS, U.S. 0.1%
Real Estate Investment Trusts (REITs) 0.1%
Altisource Residential Corp.	59,695	548,597

Total Common Stocks (cost $379,858,460)		410,821,800

Preferred Stocks 0.0%†

	Shares	Market Value

UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Series M-1* (a)	19,276	$6,168
Mode Media Corp., Escrow, Series M-1* (a)	2,754	413

		6,581

Total Preferred Stocks (cost $109,333)		6,581

Corporate Bonds 0.0%†

	Principal Amount

UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Subordinated Note, 9.00%, 12/02/14 (a)	$42,256	25,902
Mode Media Corp., Subordinated Note Escrow, 9.00%, 12/02/14 (a)	1,544	428

Total Corporate Bonds (cost $43,259)		26,330

Rights 0.0%†

	Number of Rights

UNITED STATES 0.0%†
Biotechnology 0.0%†
Dyax Corp. CVR*	13,694	15,200

Software 0.0%†
BancTec, Inc. CVR* (a)	36,134	0

		15,200

Total Rights (cost $–)		15,200

Exchange Traded Fund 0.4%

	Shares

UNITED STATES 0.4%
iShares Russell 2000 Value ETF (b)	18,153	1,766,287

Total Exchange Traded Fund (cost $1,669,608)		1,766,287

14

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Repurchase Agreements 7.2%

	Principal Amount	Market Value

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (c)(d)	$1,000,000	$1,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $1,000,011, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $1,020,000. (c)(d)	1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $1,883,926, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $1,921,581. (c)(d)	1,883,903	1,883,903
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $5,000,083, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $5,100,085. (c)(d)	5,000,000	5,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $4,000,412, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $4,080,420. (c)(d)	4,000,000	4,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $5,000,058, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $5,100,000. (c)(d)	5,000,000	5,000,000
RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $8,000,576, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 1.75%, maturing 06/15/17 - 05/15/23; total market value $8,160,293. (c)(d)	8,000,000	8,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $5,000,778, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $5,100,119. (c)(d)(e)	$5,000,000	$5,000,000

Total Repurchase Agreements (cost $30,883,903)		30,883,903

Total Investments (cost $412,564,563) (f) — 104.1%		443,520,101
Liabilities in excess of other assets — (4.1)%		(17,323,453)

NET ASSETS — 100.0%		$426,196,648

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $40,803,823, which was collateralized by repurchase agreements with a total value of $30,883,903 and $10,460,830 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.25%, and maturity dates ranging from 07/14/16 - 02/15/46, a total value of $41,344,733.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $30,883,903.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	Illiquid security.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi- Manager Small Company Fund
Assets:
Investments, at value* (cost $381,680,660)	$412,636,198
Repurchase agreements, at value (cost $30,883,903)	30,883,903

Total Investments, at value (total cost $412,564,563)	443,520,101

Cash	15,221,432
Interest and dividends receivable	380,886
Security lending income receivable	29,193
Receivable for investments sold	3,259,596
Receivable for capital shares issued	89,417
Reclaims receivable	2,714
Prepaid expenses	2,529

Total Assets	462,505,868

Liabilities:
Payable for investments purchased	4,764,096
Payable for capital shares redeemed	267,406
Payable upon return of securities loaned (Note 2)	30,883,903
Accrued expenses and other payables:
Investment advisory fees	292,404
Fund administration fees	15,780
Distribution fees	8,653
Administrative servicing fees	45,892
Accounting and transfer agent fees	393
Custodian fees	2,627
Compliance program costs (Note 3)	452
Professional fees	18,752
Printing fees	8,159
Other	703

Total Liabilities	36,309,220

Net Assets	$426,196,648

Represented by:
Capital	$332,033,666
Accumulated undistributed net investment income	1,074,099
Accumulated net realized gains from investments	62,133,968
Net unrealized appreciation/(depreciation) from investments	30,955,538
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(623)

Net Assets	$426,196,648

*	Includes value of securities on loan of $40,803,823 (Note 2).

16

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi- Manager Small Company Fund
Net Assets:
Class I Shares	$250,250,097
Class II Shares	42,430,716
Class IV Shares	19,031,904
Class Y Shares	114,483,931

Total	$426,196,648

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,788,621
Class II Shares	2,080,538
Class IV Shares	897,079
Class Y Shares	5,379,495

Total	20,145,733

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$21.23
Class II Shares	$20.39
Class IV Shares	$21.22
Class Y Shares	$21.28

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi- Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$2,789,741
Income from securities lending (Note 2)	156,561
Interest income	30,550
Foreign tax withholding	(8,314)

Total Income	2,968,538

EXPENSES:
Investment advisory fees	1,741,223
Fund administration fees	92,937
Distribution fees Class II Shares	50,385
Administrative servicing fees Class I Shares	179,259
Administrative servicing fees Class II Shares	30,232
Administrative servicing fees Class IV Shares	13,666
Professional fees	28,093
Printing fees	32,753
Trustee fees	6,661
Custodian fees	7,549
Accounting and transfer agent fees	1,332
Compliance program costs (Note 3)	890
Other	8,921

Total expenses before fees waived	2,193,901

Investment advisory fees waived (Note 3)	(30,376)

Net Expenses	2,163,525

NET INVESTMENT INCOME	805,013

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,501,058)
Net change in unrealized appreciation/(depreciation) from investments	12,983,002
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	54

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	12,983,056

Net realized/unrealized gains from investments and translation of assets and liabilities denominated in foreign currencies	11,481,998

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,287,011

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$805,013	$1,749,801
Net realized gains/(losses) from investments	(1,501,058)	64,982,093
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	12,983,056	(72,839,061)

Change in net assets resulting from operations	12,287,011	(6,107,167)

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,029,976)
Class II	–	(64,185)
Class IV	–	(78,251)
Class Y	–	(626,994)
Net realized gains:
Class I	–	(27,911,158)
Class II	–	(4,808,599)
Class IV	–	(2,080,128)
Class Y	–	(11,636,357)

Change in net assets from shareholder distributions	–	(48,235,648)

Change in net assets from capital transactions	(17,195,893)	675,746

Change in net assets	(4,908,882)	(53,667,069)

Net Assets:
Beginning of period	431,105,530	484,772,599

End of period	$426,196,648	$431,105,530

Accumulated undistributed net investment income at end of period	$1,074,099	$269,086

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,232,514	$7,562,152
Dividends reinvested	–	28,941,134
Cost of shares redeemed	(16,385,905)	(43,345,869)

Total Class I Shares	(13,153,391)	(6,842,583)

Class II Shares
Proceeds from shares issued	1,547,627	2,338,456
Dividends reinvested	–	4,872,784
Cost of shares redeemed	(3,530,576)	(8,324,276)

Total Class II Shares	(1,982,949)	(1,113,036)

Class IV Shares
Proceeds from shares issued	236,948	694,691
Dividends reinvested	–	2,158,379
Cost of shares redeemed	(1,163,690)	(2,482,292)

Total Class IV Shares	(926,742)	370,778

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$1,976,503	$3,756,585
Dividends reinvested	–	12,263,351
Cost of shares redeemed	(3,109,314)	(7,759,349)

Total Class Y Shares	(1,132,811)	8,260,587

Change in net assets from capital transactions	$(17,195,893)	$675,746

SHARE TRANSACTIONS:
Class I Shares
Issued	163,329	326,015
Reinvested	–	1,386,036
Redeemed	(825,484)	(1,875,052)

Total Class I Shares	(662,155)	(163,001)

Class II Shares
Issued	78,645	108,142
Reinvested	–	242,932
Redeemed	(186,376)	(370,808)

Total Class II Shares	(107,731)	(19,734)

Class IV Shares
Issued	11,763	30,014
Reinvested	–	103,419
Redeemed	(58,722)	(106,718)

Total Class IV Shares	(46,959)	26,715

Class Y Shares
Issued	97,079	162,009
Reinvested	–	585,796
Redeemed	(148,697)	(316,229)

Total Class Y Shares	(51,618)	431,576

Total change in shares	(868,463)	275,556

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Invest ments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributi ons	Redemp tion Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest ment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$20.59	0.04	0.60	0.64	–	–	–	–	$21.23	3.11%		$250,250,097	1.08%	0.38%		1.10%	42.52%
Year Ended December 31, 2015	$23.45	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	–	$20.59	(1.63%	)	$256,333,386	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.54	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.45	0.82%		$295,813,068	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.57	0.01	7.99	8.00	(0.03)	–	(0.03)	–	$27.54	40.91%		$332,146,172	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012	$16.97	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.57	15.50%		$310,267,734	1.11%	0.50%		1.16%	69.03%
Year Ended December 31, 2011	$18.05	(0.01)	(0.98)	(0.99)	(0.09)	–	(0.09)	–	$16.97	(5.56%	)	$275,298,485	1.16%	(0.06%	)	1.17%	114.47%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$19.80	0.01	0.58	0.59	–	–	–	–	$20.39	2.98%		$42,430,716	1.33%	0.13%		1.35%	42.52%
Year Ended December 31, 2015	$22.66	0.02	(0.43)	(0.41)	(0.03)	(2.42)	(2.45)	–	$19.80	(1.94%	)(f)	$43,335,739	1.33%	0.11%		1.34%	90.36%
Year Ended December 31, 2014	$26.77	–	0.06	0.06	–	(4.17)	(4.17)	–	$22.66	0.60%	(f)	$50,022,345	1.32%	(0.01%	)	1.37%	55.31%
Year Ended December 31, 2013	$19.07	(0.04)	7.77	7.73	(0.03)	–	(0.03)	–	$26.77	40.55%		$55,277,965	1.33%	(0.20%	)	1.38%	57.65%
Year Ended December 31, 2012	$16.55	0.05	2.47	2.52	–	–	–	–	$19.07	15.23%		$46,480,380	1.36%	0.26%		1.41%	69.03%
Year Ended December 31, 2011	$17.64	(0.05)	(0.96)	(1.01)	(0.08)	–	(0.08)	–	$16.55	(5.80%	)	$44,853,662	1.41%	(0.30%	)	1.42%	114.47%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$20.58	0.04	0.60	0.64	–	–	–	–	$21.22	3.11%		$19,031,904	1.08%	0.38%		1.10%	42.52%
Year Ended December 31, 2015	$23.44	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	–	$20.58	(1.63%	)	$19,423,985	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.53	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.44	0.82%		$21,501,616	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.56	0.01	8.00	8.01	(0.04)	–	(0.04)	–	$27.53	40.95%		$23,642,766	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012	$16.96	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.56	15.51%		$19,519,832	1.11%	0.50%		1.16%	69.03%
Year Ended December 31, 2011	$18.05	(0.01)	(0.99)	(1.00)	(0.09)	–	(0.09)	–	$16.96	(5.56%	)	$19,488,197	1.16%	(0.06%	)	1.17%	114.47%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$20.62	0.05	0.61	0.66	–	–	–	–	$21.28	3.20%		$114,483,931	0.93%	0.54%		0.95%	42.52%
Year Ended December 31, 2015	$23.49	0.12	(0.45)	(0.33)	(0.12)	(2.42)	(2.54)	–	$20.62	(1.53%	)	$112,012,420	0.93%	0.51%		0.94%	90.36%
Year Ended December 31, 2014	$27.58	0.10	0.06	0.16	(0.08)	(4.17)	(4.25)	–	$23.49	0.96%		$117,435,570	0.92%	0.40%		0.97%	55.31%
Year Ended December 31, 2013	$19.60	0.05	8.00	8.05	(0.07)	–	(0.07)	–	$27.58	41.11%	(f)	$114,559,894	0.93%	0.21%		0.98%	57.65%
Year Ended December 31, 2012	$16.99	0.13	2.54	2.67	(0.06)	–	(0.06)	–	$19.60	15.66%		$81,760,843	0.96%	0.69%		1.01%	69.03%
Year Ended December 31, 2011	$18.06	0.03	(1.00)	(0.97)	(0.10)	–	(0.10)	–	$16.99	(5.46%	)	$66,835,171	1.00%	0.15%		1.02%	114.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$11,982,586	$—	$—	$11,982,586
Air Freight & Logistics	2,028,308	—	—	2,028,308
Airlines	2,347,134	—	—	2,347,134
Auto Components	5,943,083	—	—	5,943,083
Banks	43,230,503	—	—	43,230,503
Beverages	576,115	—	—	576,115
Biotechnology	5,144,749	—	—	5,144,749
Building Products	8,575,395	—	—	8,575,395
Capital Markets	7,017,952	—	—	7,017,952
Chemicals	8,921,526	—	—	8,921,526
Commercial Services & Supplies	4,822,076	—	—	4,822,076
Communications Equipment	12,250,237	—	—	12,250,237
Construction & Engineering	5,665,338	—	—	5,665,338
Construction Materials	2,058,198	—	—	2,058,198
Consumer Finance	1,508,648	—	—	1,508,648
Containers & Packaging	2,254,117	—	—	2,254,117
Distributors	3,032,934	—	—	3,032,934
Diversified Consumer Services	6,444,789	—	—	6,444,789
Diversified Financial Services	2,923,757	—	—	2,923,757
Diversified Telecommunication Services	1,202,829	—	—	1,202,829
Electric Utilities	7,244,820	—	—	7,244,820
Electrical Equipment	1,484,008	—	—	1,484,008
Electronic Equipment, Instruments & Components	7,340,938	—	—	7,340,938
Energy Equipment & Services	8,263,775	—	—	8,263,775
Food & Staples Retailing	1,723,564	—	—	1,723,564
Food Products	1,122,937	—	—	1,122,937
Gas Utilities	4,949,055	—	—	4,949,055
Health Care Equipment & Supplies	15,787,128	—	—	15,787,128
Health Care Providers & Services	14,696,692	—	—	14,696,692
Health Care Technology	2,788,290	—	—	2,788,290
Hotels, Restaurants & Leisure	8,487,339	—	—	8,487,339
Household Durables	2,054,810	—	—	2,054,810
Independent Power and Renewable Electricity Producers	508,908	—	—	508,908
Information Technology Services	3,948,108	—	—	3,948,108
Insurance	25,386,875	—	—	25,386,875
Internet & Catalog Retail	731,259	—	—	731,259
Internet Software & Services	13,877,749	—	—	13,877,749
Leisure Products	445,907	—	—	445,907
Life Sciences Tools & Services	2,218,134	—	—	2,218,134

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Machinery	$11,895,151	$—	$—	$11,895,151
Marine	75,472	—	—	75,472
Media	7,531,655	—	—	7,531,655
Metals & Mining	3,611,128	—	—	3,611,128
Multiline Retail	635,193	—	—	635,193
Multi-Utilities	1,889,705	—	—	1,889,705
Oil, Gas & Consumable Fuels	13,813,419	—	—	13,813,419
Paper & Forest Products	292,865	—	—	292,865
Personal Products	633,075	—	—	633,075
Pharmaceuticals	2,276,014	—	—	2,276,014
Professional Services	4,222,084	—	—	4,222,084
Real Estate Investment Trusts (REITs)	31,782,245	—	—	31,782,245
Real Estate Management & Development	2,380,735	—	—	2,380,735
Road & Rail	1,952,315	—	—	1,952,315
Semiconductors & Semiconductor Equipment	13,157,873	—	—	13,157,873
Software	24,565,127	—	—	24,565,127
Specialty Retail	7,113,337	—	—	7,113,337
Technology Hardware, Storage & Peripherals	2,591,291	—	—	2,591,291
Textiles, Apparel & Luxury Goods	2,486,779	—	—	2,486,779
Thrifts & Mortgage Finance	11,727,644	—	—	11,727,644
Trading Companies & Distributors	5,037,069	—	—	5,037,069
Wireless Telecommunication Services	161,054	—	—	161,054
Total Common Stocks	$410,821,800	$—	$—	$410,821,800
Corporate Bonds	—	—	26,330	26,330
Exchange Traded Fund	1,766,287	—	—	1,766,287
Preferred Stocks	—	—	6,581	6,581
Repurchase Agreements	—	30,883,903	—	30,883,903
Rights	—	15,200	—	15,200
Total	$412,588,087	$30,899,103	$32,911	$443,520,101

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Balance as of 12/31/15	$—	$28,735	$18,670	$47,405
Accrued Accretion/(Amortization)	—	—	—	—
Realized Gain/(Loss)	—	––	––	––
Change in Net Appreciation/(Depreciation)	—	(2,405)	(12,089)	(14,494)
Purchases*	—	—	—	—
Sales	—	––	––	––
Transfer Into Level 3	—	—	—	—
Transfers Out of Level 3	—	—	—	—
Balance as of 06/30/16	$—	$26,330	$6,581	$32,911
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 06/30/16**	$—	$(2,405)	$(12,089)	$(14,494)

Amounts designated as “—” are zero or have been rounded to zero.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $30,883,903, which was comprised of cash.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (b) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.37%, dated 06/30/16, due 07/07/16, repurchase price $100,007,194, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 1.75%, maturing 06/15/17 – 05/15/23; total market value $102,003,668.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
BNP Paribas Securities Corp.	1,000,000	—	1,000,000	(1,000,000)	—
ML Pierce Fenner & Smith, Inc.	1,883,903	—	1,883,903	(1,883,903)	—
Natixis New York Branch	5,000,000	—	5,000,000	(5,000,000)	—
Natixis New York Branch	4,000,000	—	4,000,000	(4,000,000)	—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
RBS Securities, Inc.	8,000,000	—	8,000,000	(8,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$30,883,903	$—	$30,883,903	$(30,883,903)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

29

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Morgan Stanley Investment Management, Inc.
Putnam Investment Management, LLC
Oppenheimer Funds, Inc.
Jacobs Levy Equity Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.885%
$200 million and more	0.835%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2017. During the six months ended June 30, 2016, the waiver of such investment advisory fees by NFA amounted to $30,376, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.86%, and after contractual fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

30

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $92,937 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $890.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $223,157.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

31

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $170,115,924 and sales of $185,446,246 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $22,132 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$414,081,232	$50,386,488	$(20,947,619)	$29,438,869

32

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

33

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

34

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

35

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

36

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

38

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

40

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

42

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

43

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

44

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of stocks, bonds and/or other securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Commodity: An asset that has tangible properties, such as oil, coal, natural gas, metals and agricultural products.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

46

Glossary (con’t)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Future: A contract that obligates a buyer to buy and a seller to sell a specified quantity of an underlying asset at a specified price on the contract’s maturity date.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds and/or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

47

Glossary (con’t)

Short sale: Selling a security that a fund or an underlying fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A low level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

48

Semiannual Report

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund

SAR-MM-SCV 8/16

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2016

Nationwide Funds®

Message to Investors

June 30, 2016

Dear Investor,

We value your investment in Nationwide Funds and appreciate your continued trust. This report brings you a snapshot of recent market trends and your Fund’s performance for the six-month reporting period, which ended June 30, 2016, and includes your Fund’s securities holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index returned 3.84 percent. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 5.31 percent return for the same time period. These returns represent upward growth during times of change and uncertainty.

The first half of 2016 was marked by uncertainty and volatility. Despite the uncertainty, recent data suggest that the U.S. expansion continues — at a measured pace — and perhaps is strengthening a bit. The U.S. unemployment rate has improved, nearing the point of full employment. Wages are rising, spurring slight gains in consumer spending, and corporate profits remain healthy overall.

While the vote for the United Kingdom to leave the European Union (known as “Brexit”) created swift and dramatic action, the outcome should have only a small negative impact on U.S. economic activity. Yet, Brexit is another factor influencing the Federal Reserve’s decision to delay tightening and keep interest rates low. Economic uncertainty as well as anxiety about the upcoming U.S. presidential election are causing some investors to seek safety and hold more cash-based investments.

Looking ahead, we remain optimistic about the future. While short-term market volatility — both run-ups and sell-offs — may likely persist throughout 2016, we believe opportunities are present in most market cycles.

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

1

Nationwide Funds®

At Nationwide, we continue to take a steady approach to seeking long-term growth, an approach that has earned us a place in the Barron’s Best Fund Families for another year.1 As we enter our 90th year of business, we feel confident in our ability to help investors navigate the markets for years to come. Thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

[1]

Barron’s is not affiliated with, and does not endorse the products or services of, Nationwide Mutual Insurance Company. Barron’s Best Fund Families (Feb. 2016) — #14 in 2016; Barron’s Best Fund Families (Feb. 2015) — #55 in 2015; Barron’s is a trademark of Dow Jones & Co., L.P. All rights reserved.

2

Economic Review

During the semiannual period ended June 30, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 3.84% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -4.42%, while the MSCI Emerging Markets® Index returned 6.41%. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a slowing gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. GDP for the first quarter of 2016 was 1.1%, which represented the third consecutive quarter of deceleration. Current consensus expectations are for an improvement through the year, but for growth in 2016 to be the slowest since 2013.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in a very low expectation for any hikes in 2016. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.83% and ending the period at 1.47%.

The S&P 500 Index ended the period near its all time high.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 Index ended the reporting period at 2098.86, just 1.50% shy of its all-time high set in May 2015. The weakest month during the period was January, with the index registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 Index during the reporting period were telecommunication services, with 24.9%, and utilities, with 23.6%. These two sectors benefited from a search for yield, given the decline in interest rates. The weakest sectors during the reporting period were information technology, which registered -3.1%, and financials, registering -0.3%; these sectors were harmed by the uncertainty surrounding global growth and lower interest rates. The performance in U.S. equities varied during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value investments outperforming those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate throughout 2016. Inflation remains very low. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 Index has outperformed the MSCI EAFE Index in 10 of the past 11 quarters, and in 24 of the 29 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro

3

Economic Review (con’t.)

relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% to 1.47% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year bond and 2-year bond narrowed by 0.33%. Credit spreads narrowed, as some of the fear from the impact from low oil prices dissipated through the quarter.

Index	Semiannual Total Return (as of June 30, 2016)
Barclays U.S. 1-3 Year Government/Credit Bond	1.65%
Barclays U.S. 10-20 Year Treasury Bond	9.81%
Barclays Emerging Markets USD Aggregate Bond	9.40%
Barclays Municipal Bond	4.33%
Barclays U.S. Aggregate Bond	5.31%
Barclays U.S. Corporate High Yield	9.06%
MSCI EAFE®	-4.42%
MSCI Emerging Markets®	6.41%
MSCI World ex USA	-2.98%
Russell 1000® Growth	1.36%
Russell 1000® Value	6.30%
Russell 2000®	2.22%
S&P 500®	3.84%

Source: Morningstar

4

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation†

Common Stocks	96.9%
Repurchase Agreements	5.7%
Liabilities in excess of other assets	(2.6)%
100.0%

Top Industries††

Banks	14.3%
Real Estate Investment Trusts (REITs)	11.0%
Machinery	3.9%
Electronic Equipment, Instruments & Components	3.8%
Software	3.2%
Health Care Providers & Services	3.0%
Insurance	2.9%
Specialty Retail	2.8%
Commercial Services & Supplies	2.6%
Thrifts & Mortgage Finance	2.3%
Other Industries*	50.2%
100.0%

Top Holdings††

Woodward, Inc.	0.9%
United Natural Foods, Inc.	0.8%
NorthWestern Corp.	0.8%
IBERIABANK Corp.	0.8%
GEO Group, Inc. (The)	0.8%
Sanmina Corp.	0.8%
Molina Healthcare, Inc.	0.8%
Kite Realty Group Trust	0.8%
Rovi Corp.	0.7%
Insight Enterprises, Inc.	0.7%
Other Holdings*	92.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2016.

††	Percentages indicated are based upon total investments as of June 30, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2016) and continued to hold your shares at the end of the reporting period (June 30, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2016 through June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2016 through June 30, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund June 30, 2016			Beginning Account Value ($) 01/01/16	Ending Account Value ($) 06/30/16	Expenses Paid During Period ($) 01/01/16 - 06/30/16	Expense Ratio During Period (%) 01/01/16 - 06/30/16
Class I Shares	Actual	(a)	1,000.00	1,041.00	5.38	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.59	5.32	1.06
Class II Shares	Actual	(a)	1,000.00	1,039.50	6.64	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.57	1.31
Class IV Shares	Actual	(a)	1,000.00	1,041.00	5.38	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.59	5.32	1.06
Class Y Shares	Actual	(a)	1,000.00	1,041.70	4.62	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.34	4.57	0.91

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2016 through June 30, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6

Statement of Investments

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 96.9%

	Shares	Market Value

Aerospace & Defense 2.0%
AAR Corp.	47,800	$1,115,652
Curtiss-Wright Corp.	8,000	674,000
Engility Holdings, Inc.*	25,200	532,224
Hexcel Corp.	73,022	3,040,636
Moog, Inc., Class A*	25,975	1,400,572
Vectrus, Inc.*	95,000	2,706,550

		9,469,634

Air Freight & Logistics 0.4%
Atlas Air Worldwide Holdings, Inc.*	39,400	1,631,948

Airlines 1.0%
Hawaiian Holdings, Inc.*	57,213	2,171,805
JetBlue Airways Corp.*	9,600	158,976
SkyWest, Inc.	93,000	2,460,780

		4,791,561

Auto Components 2.0%
Cooper Tire & Rubber Co.	62,100	1,851,822
Cooper-Standard Holding, Inc.*	33,700	2,661,963
Dana Holding Corp.	120,200	1,269,312
Dorman Products, Inc.*	34,213	1,956,984
Metaldyne Performance Group, Inc.	23,800	327,250
Stoneridge, Inc.*	69,500	1,038,330

		9,105,661

Banks 14.7%
1st Source Corp.	3,440	111,421
Allegiance Bancshares, Inc.*	9,300	231,384
Banc of California, Inc.	165,700	2,999,170
Bank of Hawaii Corp.	45,965	3,162,392
Bank of Marin Bancorp	900	43,533
BankUnited, Inc.	90,550	2,781,696
Banner Corp.	8,000	340,320
BBCN Bancorp, Inc.	15,700	234,244
Berkshire Hills Bancorp, Inc.	6,400	172,288
Boston Private Financial Holdings, Inc.	12,200	143,716
Cascade Bancorp*	27,100	150,134
Cathay General Bancorp	15,600	439,920
Central Valley Community Bancorp (a)	7,300	102,200
Chemical Financial Corp. (a)	6,455	240,707
Columbia Banking System, Inc.	6,517	182,867
Community Trust Bancorp, Inc.	12,157	421,362
CU Bancorp*	7,400	168,202
Customers Bancorp, Inc.*	52,040	1,307,765
CVB Financial Corp. (a)	165,618	2,714,479
East West Bancorp, Inc.	12,522	428,002
Enterprise Financial Services Corp.	24,700	688,883
Farmers National Banc Corp.	26,500	233,200
Fidelity Southern Corp.	108,584	1,701,511
Financial Institutions, Inc.	12,800	333,696
First BanCorp*	218,500	867,445
First Business Financial Services, Inc.	16,000	375,520

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Citizens BancShares, Inc., Class A	1,400	$362,474
First Commonwealth Financial Corp. (a)	100,600	925,520
First Community Bancshares, Inc.	18,800	421,872
First Financial Bancorp	19,600	381,220
First Financial Corp.	4,000	146,480
First Interstate BancSystem, Inc., Class A	41,800	1,174,580
First Merchants Corp.	28,700	715,491
First Midwest Bancorp, Inc.	26,100	458,316
First NBC Bank Holding Co.*	55,300	928,487
Flushing Financial Corp.	12,400	246,512
Franklin Financial Network, Inc.*	27,300	856,128
Fulton Financial Corp.	95,100	1,283,850
Glacier Bancorp, Inc.	118,200	3,141,756
Great Southern Bancorp, Inc.	17,200	635,884
Hanmi Financial Corp.	139,690	3,281,318
Heartland Financial USA, Inc.	23,800	839,902
Hilltop Holdings, Inc.*	53,500	1,122,965
IBERIABANK Corp.	65,700	3,924,261
Independent Bank Corp.	36,100	885,615
LegacyTexas Financial Group, Inc.	75,622	2,034,988
MainSource Financial Group, Inc.	18,800	414,540
MB Financial, Inc.	4,681	169,827
MBT Financial Corp.	12,900	103,200
Middleburg Financial Corp. (a)	3,500	95,200
NBT Bancorp, Inc.	27,900	798,777
OFG Bancorp	42,000	348,600
Old Line Bancshares, Inc.	7,000	126,000
PacWest Bancorp (a)	10,000	397,800
Pinnacle Financial Partners, Inc. (a)	30,200	1,475,270
Preferred Bank, Los Angeles	33,400	964,425
Premier Financial Bancorp, Inc. (a)	3,900	65,715
PrivateBancorp, Inc.	75,400	3,319,862
Republic Bancorp, Inc., Class A	6,255	172,826
Sierra Bancorp	10,100	168,569
Simmons First National Corp., Class A	4,400	203,214
South State Corp.	5,374	365,701
Southern National Bancorp of Virginia, Inc. (a)	12,700	154,305
Southwest Bancorp, Inc.	13,900	235,327
Sterling Bancorp	87,500	1,373,750
Stock Yards Bancorp, Inc.	5,950	167,968
Stonegate Bank	11,600	374,332
Texas Capital Bancshares, Inc.*	51,355	2,401,360
Tompkins Financial Corp.	3,600	234,000
Towne Bank (a)	5,628	121,842
TriCo Bancshares	63,100	1,741,560
TriState Capital Holdings, Inc.*	20,400	280,092
Triumph Bancorp, Inc.*	14,500	232,000
Trustmark Corp.	9,100	226,135
Union Bankshares Corp.	8,481	209,565
United Community Banks, Inc.	143,300	2,620,957
Webster Financial Corp.	13,200	448,140
WesBanco, Inc.	11,300	350,865

7

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
West Bancorporation, Inc.	7,500	$139,425
Wilshire Bancorp, Inc.	137,600	1,433,792
Wintrust Financial Corp.	29,600	1,509,600

		67,788,217

Biotechnology 1.0%
Adverum Biotechnologies, Inc.*	1,700	5,372
AMAG Pharmaceuticals, Inc.* (a)	35,900	858,728
Applied Genetic Technologies Corp.*	1,800	25,434
ARIAD Pharmaceuticals, Inc.*	40,800	301,512
Cara Therapeutics, Inc.* (a)	8,100	38,961
Celldex Therapeutics, Inc.* (a)	73,000	320,470
Corvus Pharmaceuticals, Inc.* (a)	25,100	357,926
Esperion Therapeutics, Inc.* (a)	18,100	178,828
Exelixis, Inc.*	39,900	311,619
Immune Design Corp.* (a)	3,100	25,296
Kite Pharma, Inc.* (a)	4,400	220,000
Lexicon Pharmaceuticals, Inc.* (a)	33,700	483,595
Loxo Oncology, Inc.* (a)	14,700	340,746
Merrimack Pharmaceuticals, Inc.* (a)	40,700	219,373
Pfenex, Inc.*	21,200	177,444
Rigel Pharmaceuticals, Inc.*	131,300	292,799
Sage Therapeutics, Inc.*	8,500	256,105
Ultragenyx Pharmaceutical, Inc.*	4,100	200,531
Vanda Pharmaceuticals, Inc.*	18,900	211,491
Zafgen, Inc.*	2,600	15,574

		4,841,804

Building Products 1.8%
Armstrong Flooring, Inc.*	164,561	2,789,309
Armstrong World Industries, Inc.*	62,540	2,448,441
Gibraltar Industries, Inc.*	59,595	1,881,414
Universal Forest Products, Inc.	14,300	1,325,467

		8,444,631

Capital Markets 1.4%
Arlington Asset Investment Corp., Class A	7,300	94,973
BGC Partners, Inc., Class A	73,100	636,701
Diamond Hill Investment Group, Inc.	10,490	1,976,526
Houlihan Lokey, Inc.	9,100	203,567
INTL. FCStone, Inc.*	11,200	305,648
Janus Capital Group, Inc.	22,900	318,768
KCG Holdings, Inc., Class A*	78,800	1,048,040
Piper Jaffray Cos.*	26,000	980,200
Pzena Investment Management, Inc., Class A	104,612	796,097

		6,360,520

Chemicals 1.6%
Chemtura Corp.*	25,374	669,366
Flotek Industries, Inc.* (a)	52,085	687,522
Innophos Holdings, Inc.	28,100	1,186,101
Innospec, Inc.	2,600	119,574
Methanex Corp.	24,273	706,344

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Minerals Technologies, Inc.	27,900	$1,584,720
OMNOVA Solutions, Inc.*	8,800	63,800
Rayonier Advanced Materials, Inc.	26,900	365,571
Trinseo SA* (a)	44,800	1,923,264

		7,306,262

Commercial Services & Supplies 2.7%
ABM Industries, Inc.	48,800	1,780,224
ACCO Brands Corp.*	266,300	2,750,879
Essendant, Inc.	7,300	223,088
Kimball International, Inc., Class B	16,300	185,494
Quad/Graphics, Inc.	134,800	3,139,492
RR Donnelley & Sons Co.	15,697	265,593
US Ecology, Inc.	41,924	1,926,408
Viad Corp.	26,000	806,000
VSE Corp.	11,500	768,200
West Corp.	23,300	458,078

		12,303,456

Communications Equipment 1.1%
Comtech Telecommunications Corp.	63,700	817,908
Extreme Networks, Inc.*	234,000	793,260
Harmonic, Inc.*	387,560	1,104,546
NetScout Systems, Inc.*	111,818	2,487,951

		5,203,665

Construction & Engineering 0.6%
EMCOR Group, Inc.	41,100	2,024,586
Tutor Perini Corp.*	28,208	664,298

		2,688,884

Consumer Finance 0.8%
Cash America International, Inc.	71,700	3,055,854
EZCORP, Inc., Class A*	60,075	454,167

		3,510,021

Containers & Packaging 0.6%
Berry Plastics Group, Inc.*	13,100	508,935
Silgan Holdings, Inc.	41,845	2,153,344

		2,662,279

Diversified Consumer Services 0.8%
K12, Inc.*	51,300	640,737
Service Corp. International	117,860	3,186,934

		3,827,671

Diversified Financial Services 0.8%
CBOE Holdings, Inc.	19,735	1,314,746
GAIN Capital Holdings, Inc.	16,200	102,384
Morningstar, Inc.	26,835	2,194,566

		3,611,696

8

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 1.1%
IDT Corp., Class B	42,600	$604,494
Inteliquent, Inc.	128,100	2,547,909
Lumos Networks Corp.*	155,798	1,885,156

		5,037,559

Electric Utilities 2.2%
El Paso Electric Co.	20,000	945,400
Genie Energy Ltd., Class B* (a)	21,100	142,847
IDACORP, Inc.	28,700	2,334,745
MGE Energy, Inc.	9,150	517,112
Portland General Electric Co.	71,400	3,150,168
Spark Energy, Inc., Class A	32,300	1,067,515
Westar Energy, Inc.	38,715	2,171,525

		10,329,312

Electrical Equipment 0.8%
EnerSys	18,300	1,088,301
General Cable Corp.	209,300	2,660,203

		3,748,504

Electronic Equipment, Instruments & Components 3.9%
Benchmark Electronics, Inc.*	71,075	1,503,236
Insight Enterprises, Inc.*	130,400	3,390,400
Kimball Electronics, Inc.*	71,850	894,532
Littelfuse, Inc.	5,614	663,519
National Instruments Corp.	65,080	1,783,192
Novanta, Inc.*	7,400	112,110
Plexus Corp.*	2,000	86,400
Sanmina Corp.*	142,111	3,809,996
Tech Data Corp.*	20,000	1,437,000
Universal Display Corp.*	48,831	3,310,742
Vishay Intertechnology, Inc. (a)	89,100	1,103,949
Vishay Precision Group, Inc.*	7,400	99,308

		18,194,384

Energy Equipment & Services 1.4%
Archrock, Inc.	70,700	665,994
Atwood Oceanics, Inc. (a)	170,400	2,133,408
Dril-Quip, Inc.*	16,355	955,622
Helix Energy Solutions Group, Inc.*	73,000	493,480
McDermott International, Inc.*	206,100	1,018,134
Seadrill Ltd.* (a)	327,000	1,059,480
Superior Energy Services, Inc.	16,426	302,403

		6,628,521

Food & Staples Retailing 1.8%
SpartanNash Co.	89,784	2,745,595
SUPERVALU, Inc.*	214,800	1,013,856
United Natural Foods, Inc.*	85,456	3,999,341
US Foods Holding Corp.*	16,300	395,112
Village Super Market, Inc., Class A	5,700	164,673

		8,318,577

Common Stocks (continued)

	Shares	Market Value

Food Products 1.7%
B&G Foods, Inc.	65,555	$3,159,751
Darling Ingredients, Inc.*	9,600	143,040
Dean Foods Co. (a)	67,400	1,219,266
Fresh Del Monte Produce, Inc.	34,070	1,854,430
Post Holdings, Inc.*	16,600	1,372,654

		7,749,141

Gas Utilities 1.0%
New Jersey Resources Corp.	56,700	2,185,785
Southwest Gas Corp.	24,600	1,936,266
Spire, Inc.	8,800	623,392

		4,745,443

Health Care Equipment & Supplies 1.7%
AngioDynamics, Inc.*	27,900	400,923
Cynosure, Inc., Class A*	19,900	968,036
Greatbatch, Inc.*	44,300	1,370,199
ICU Medical, Inc.*	23,600	2,660,900
Integra LifeSciences Holdings Corp.*	25,817	2,059,680
OraSure Technologies, Inc.*	28,000	165,480

		7,625,218

Health Care Providers & Services 3.1%
Air Methods Corp.* (a)	89,143	3,193,994
Alliance HealthCare Services, Inc.*	1,765	11,014
Cross Country Healthcare, Inc.*	97,600	1,358,592
Kindred Healthcare, Inc.	64,100	723,689
Molina Healthcare, Inc.*	74,283	3,706,722
U.S. Physical Therapy, Inc.	46,158	2,779,173
WellCare Health Plans, Inc.*	24,245	2,601,003

		14,374,187

Hotels, Restaurants & Leisure 1.1%
Brinker International, Inc. (a)	71,310	3,246,744
Carrols Restaurant Group, Inc.*	7,800	92,820
Cracker Barrel Old Country Store, Inc. (a)	9,033	1,548,889
Isle of Capri Casinos, Inc.*	15,800	289,456
Speedway Motorsports, Inc.	4,700	83,425

		5,261,334

Household Durables 0.5%
Lifetime Brands, Inc.	49,400	720,746
M/I Homes, Inc.*	84,895	1,598,573
NACCO Industries, Inc., Class A	3,500	196,000

		2,515,319

Household Products 0.6%
Central Garden & Pet Co., Class A*	130,000	2,822,300

Independent Power and Renewable Electricity Producers 1.2%
Dynegy, Inc.*	74,600	1,286,104
Ormat Technologies, Inc.	5,700	249,432

9

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Independent Power and Renewable Electricity Producers (continued)
Talen Energy Corp.*	248,300	$3,364,465
TerraForm Global, Inc., Class A (a)	258,100	841,406

		5,741,407

Information Technology Services 1.7%
CSRA, Inc.	64,620	1,514,047
Datalink Corp.*	22,500	168,750
EVERTEC, Inc.	101,960	1,584,458
Forrester Research, Inc.	41,535	1,530,980
Sykes Enterprises, Inc.*	55,400	1,604,384
WEX, Inc.*	18,300	1,622,661

		8,025,280

Insurance 3.0%
American Equity Investment Life Holding Co.	87,900	1,252,575
AMERISAFE, Inc.	26,800	1,640,696
AmTrust Financial Services, Inc.	33,512	821,044
Aspen Insurance Holdings Ltd.	17,100	793,098
Assured Guaranty Ltd.	13,200	334,884
CNO Financial Group, Inc.	180,200	3,146,292
First American Financial Corp.	32,700	1,315,194
Horace Mann Educators Corp.	2,400	81,096
Maiden Holdings Ltd. (a)	51,200	626,688
Selective Insurance Group, Inc.	21,600	825,336
Stewart Information Services Corp.	65,100	2,695,791
United Fire Group, Inc.	4,100	173,963

		13,706,657

Internet & Catalog Retail 0.1%
Liberty TripAdvisor Holdings, Inc., Series A*	21,100	461,668

Internet Software & Services 0.7%
Everyday Health, Inc.*	122,848	968,042
RetailMeNot, Inc.*	265,600	2,047,776

		3,015,818

Life Sciences Tools & Services 0.6%
Bio-Rad Laboratories, Inc., Class A*	19,280	2,757,426

Machinery 4.0%
FreightCar America, Inc.	45,400	637,870
Global Brass & Copper Holdings, Inc.	113,600	3,100,144
Hurco Cos., Inc.	3,000	83,490
Hyster-Yale Materials Handling, Inc.	9,600	571,104
John Bean Technologies Corp.	26,075	1,596,311
Joy Global, Inc.	122,800	2,595,992
Kadant, Inc.	28,300	1,457,733
Kennametal, Inc.	8,900	196,779
Meritor, Inc.*	149,900	1,079,280
Mueller Industries, Inc.	85,120	2,713,626
Woodward, Inc.	75,720	4,364,501

		18,396,830

Common Stocks (continued)

	Shares	Market Value

Media 0.3%
Sinclair Broadcast Group, Inc., Class A	40,600	$1,212,316

Metals & Mining 0.8%
AK Steel Holding Corp.*	244,700	1,140,302
Commercial Metals Co. (a)	74,800	1,264,120
Olympic Steel, Inc.	15,400	420,574
Ryerson Holding Corp.*	31,000	542,500
Schnitzer Steel Industries, Inc., Class A	9,600	168,960

		3,536,456

Multi-Utilities 1.5%
NorthWestern Corp.	63,065	3,977,510
Unitil Corp.	7,600	324,292
Vectren Corp.	52,515	2,765,965

		7,067,767

Oil, Gas & Consumable Fuels 1.4%
Bill Barrett Corp.* (a)	154,100	984,699
Delek US Holdings, Inc.	60,900	804,489
Denbury Resources, Inc.* (a)	457,100	1,640,989
Eclipse Resources Corp.* (a)	183,900	614,226
EP Energy Corp., Class A* (a)	103,000	533,540
Green Plains, Inc.	12,900	254,388
Infinity Bio-Energy Ltd.* (b)	155,500	0
Renewable Energy Group, Inc.* (a)	93,978	829,826
REX American Resources Corp.* (a)	8,000	478,640
World Fuel Services Corp.	6,500	308,685

		6,449,482

Paper & Forest Products 0.4%
Domtar Corp.	3,700	129,537
P.H. Glatfelter Co.	15,800	309,048
Schweitzer-Mauduit International, Inc.	40,000	1,411,200

		1,849,785

Pharmaceuticals 0.4%
Amphastar Pharmaceuticals, Inc.*	26,300	423,956
Impax Laboratories, Inc.*	4,300	123,926
Medicines Co. (The)* (a)	20,400	686,052
Revance Therapeutics, Inc.* (a)	20,200	274,720
TherapeuticsMD, Inc.*	35,100	298,350

		1,807,004

Professional Services 0.9%
Kelly Services, Inc., Class A	60,400	1,145,788
Resources Connection, Inc.	41,900	619,282
TriNet Group, Inc.*	90,600	1,883,574
TrueBlue, Inc.*	29,000	548,680

		4,197,324

Real Estate Investment Trusts (REITs) 11.3%
AG Mortgage Investment Trust, Inc.	9,000	129,960
Agree Realty Corp.	2,100	101,304

10

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
American Assets Trust, Inc.	7,800	$331,032
American Campus Communities, Inc.	24,600	1,300,602
Armada Hoffler Properties, Inc.	12,500	171,750
Ashford Hospitality Trust, Inc.	340,500	1,828,485
Blackstone Mortgage Trust, Inc., Class A	66,100	1,828,987
Bluerock Residential Growth REIT, Inc.	19,000	247,000
Capstead Mortgage Corp.	312,600	3,032,220
Cedar Realty Trust, Inc.	32,200	239,246
Chatham Lodging Trust	16,800	369,264
Chesapeake Lodging Trust	27,500	639,375
CoreSite Realty Corp.	19,200	1,702,848
Cousins Properties, Inc.	104,400	1,085,760
CubeSmart	66,205	2,044,411
CyrusOne, Inc.	4,900	272,734
DCT Industrial Trust, Inc.	51,800	2,488,472
DiamondRock Hospitality Co.	215,200	1,943,256
EastGroup Properties, Inc.	2,900	199,868
Education Realty Trust, Inc.	17,433	804,359
Equity One, Inc.	5,200	167,336
FelCor Lodging Trust, Inc.	20,000	124,600
First Industrial Realty Trust, Inc.	66,600	1,852,812
Franklin Street Properties Corp.	7,000	85,890
GEO Group, Inc. (The)	111,591	3,814,180
Government Properties Income Trust	6,400	147,584
Gramercy Property Trust	151,300	1,394,986
Highwoods Properties, Inc.	20,400	1,077,120
Hudson Pacific Properties, Inc.	13,500	393,930
InfraREIT, Inc.	50,100	878,754
Kite Realty Group Trust	128,323	3,596,894
LTC Properties, Inc.	18,700	967,351
National Storage Affiliates Trust	21,700	451,794
NorthStar Realty Europe Corp.	112,837	1,043,742
Orchid Island Capital, Inc.	7,400	76,146
Parkway Properties, Inc.	59,000	987,070
QTS Realty Trust, Inc., Class A	9,900	554,202
RAIT Financial Trust	319,300	999,409
Ramco-Gershenson Properties Trust	17,600	345,136
Redwood Trust, Inc.	113,200	1,563,292
Retail Opportunity Investments Corp.	137,300	2,975,291
Rexford Industrial Realty, Inc.	38,800	818,292
RLJ Lodging Trust	28,500	611,325
Silver Bay Realty Trust Corp.	30,500	519,415
Summit Hotel Properties, Inc.	144,900	1,918,476
Sun Communities, Inc.	9,100	697,424
Sunstone Hotel Investors, Inc.	112,674	1,359,975
Xenia Hotels & Resorts, Inc.	128,900	2,162,942

		52,346,301

Road & Rail 1.5%
ArcBest Corp.	82,600	1,342,250
Genesee & Wyoming, Inc., Class A*	29,976	1,767,085
Roadrunner Transportation Systems, Inc.*	79,100	590,086
Werner Enterprises, Inc.	87,960	2,020,441

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
YRC Worldwide, Inc.* (a)	159,200	$1,400,960

		7,120,822

Semiconductors & Semiconductor Equipment 2.0%
Alpha & Omega Semiconductor Ltd.*	19,653	273,766
Amkor Technology, Inc.*	515,200	2,962,400
Cohu, Inc.	24,300	263,655
Cypress Semiconductor Corp. (a)	188,760	1,991,418
First Solar, Inc.*	26,000	1,260,480
IXYS Corp.	109,400	1,121,350
MKS Instruments, Inc.	3,200	137,792
Ultra Clean Holdings, Inc.*	171,900	978,111
Xcerra Corp.*	56,100	322,575

		9,311,547

Software 3.3%
A10 Networks, Inc.*	100,200	648,294
CommVault Systems, Inc.*	62,545	2,701,319
Mentor Graphics Corp.	19,000	403,940
PTC, Inc.*	85,960	3,230,377
RingCentral, Inc., Class A*	5,600	110,432
Rovi Corp.*	219,030	3,425,629
Rubicon Project, Inc. (The)*	22,400	305,760
Take-Two Interactive Software, Inc.*	70,800	2,684,736
Tangoe, Inc.*	202,500	1,563,300
VASCO Data Security International, Inc.* (a)	14,800	242,572
Zedge, Inc., Class B*	1	4

		15,316,363

Specialty Retail 2.9%
Abercrombie & Fitch Co., Class A	46,700	831,727
Caleres, Inc.	86,417	2,092,156
Cato Corp. (The), Class A	20,300	765,716
Children’s Place, Inc. (The)	35,000	2,806,300
Hibbett Sports, Inc.* (a)	88,550	3,080,654
Office Depot, Inc.*	404,100	1,337,571
Pier 1 Imports, Inc. (a)	252,100	1,295,794
Rent-A-Center, Inc. (a)	71,100	873,108
Tilly’s, Inc., Class A*	35,300	204,387

		13,287,413

Textiles, Apparel & Luxury Goods 1.7%
Delta Apparel, Inc.*	11,200	252,560
Iconix Brand Group, Inc.* (a)	234,698	1,586,558
Movado Group, Inc.	49,102	1,064,531
Oxford Industries, Inc.	40,890	2,315,192
Perry Ellis International, Inc.*	22,100	444,652
Steven Madden Ltd.*	60,270	2,060,029

		7,723,522

11

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance 2.3%
BankFinancial Corp.	4,600	$55,154
Charter Financial Corp.	23,400	310,752
Dime Community Bancshares, Inc.	42,600	724,626
ESSA Bancorp, Inc.	4,600	61,640
First Defiance Financial Corp.	8,800	341,880
Flagstar Bancorp, Inc.*	122,657	2,994,057
Home Bancorp, Inc.	3,500	96,145
HomeStreet, Inc.*	100,300	1,997,976
Meta Financial Group, Inc.	18,900	963,144
PennyMac Financial Services, Inc., Class A*	76,300	952,987
Provident Financial Holdings, Inc.	5,200	95,160
Provident Financial Services, Inc.	14,900	292,636
Southern Missouri Bancorp, Inc. (a)	2,600	61,178
United Community Financial Corp.	22,700	138,016
Walker & Dunlop, Inc.*	72,100	1,642,438
WSFS Financial Corp.	3,000	96,570

		10,824,359

Trading Companies & Distributors 0.5%
Applied Industrial Technologies, Inc.	2,600	117,364
MRC Global, Inc.*	136,500	1,939,665
SiteOne Landscape Supply, Inc.*	5,600	190,344

		2,247,373

Water Utilities 0.2%
Artesian Resources Corp., Class A	3,600	122,112
California Water Service Group	13,500	471,555
Consolidated Water Co., Ltd. (a)	31,000	404,860

		998,527

Total Common Stocks (cost $391,700,329)		448,299,156

Repurchase Agreements 5.7%

	Principal Amount

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchases price $5,000,061, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $5,100,000. (c)(d)	$5,000,000	5,000,000
BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $3,000,033, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.50%, maturing 10/15/16 - 04/15/57; total market value $3,060,000. (c)(d)	3,000,000	3,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $8,225,789, collateralized by U.S. Government Agency Securities, ranging from 1.61% - 5.00%, maturing 09/01/21 - 06/01/46; total market value $8,390,202. (c)(d)	$8,225,689	$8,225,689
Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $1,000,017, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% - 6.50%, maturing 01/15/28 - 03/20/65; total market value $1,020,017. (c)(d)	1,000,000	1,000,000
Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $3,000,309, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% - 6.50%, maturing 03/31/18 - 06/16/48; total market value $3,060,315. (c)(d)	3,000,000	3,000,000
Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $1,000,012, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 07/14/16 - 05/20/66; total market value $1,020,000. (c)(d)	1,000,000	1,000,000
RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $5,000,778, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.38%, maturing 10/31/17 - 12/31/20; total market value $5,100,119. (c)(d)(e)	5,000,000	5,000,000

Total Repurchase Agreements (cost $26,225,689)		26,225,689

Total Investments (cost $417,926,018) (f) — 102.6%		474,524,845

Liabilities in excess of other assets — (2.6%)		(12,328,566)

NET ASSETS — 100.0%		$462,196,279

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2016. The total value of securities on loan at June 30, 2016 was $32,293,070, which was collateralized by repurchase agreements with a total value of $26,225,689

12

Statement of Investments (Continued)

June 30, 2016 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

and $6,734,189 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 6.25%, and maturity dates ranging from 07/14/16 - 11/15/45, a total market value of $32,959,878.

(b)	Fair valued security.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2016 was $26,225,689.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.
(e)	Illiquid security.

(f)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

REIT	Real Estate Investment Trust

SA	Stock Company

At June 30, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
86	Russell 2000 Mini Future	09/16/16	$9,867,640	$334,808

At June 30, 2016, the fund had $470,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

NVIT Multi- Manager Small Cap Value Fund
Assets:
Investments, at value* (cost $391,700,329)	$448,299,156
Repurchase agreements, at value (cost $26,225,689)	26,225,689

Total Investments, at value (total cost $417,926,018)	474,524,845

Cash	13,246,582
Deposits with broker for futures contracts	470,000
Dividends receivable	640,241
Security lending income receivable	15,375
Receivable for investments sold	1,893,887
Receivable for capital shares issued	66,394
Receivable for variation margin on futures contracts	157,380
Prepaid expenses	2,786

Total Assets	491,017,490

Liabilities:
Payable for investments purchased	1,993,754
Payable for capital shares redeemed	180,463
Payable upon return of securities loaned (Note 2)	26,225,689
Accrued expenses and other payables:
Investment advisory fees	320,150
Fund administration fees	15,444
Distribution fees	7,533
Administrative servicing fees	39,937
Accounting and transfer agent fees	413
Custodian fees	2,933
Compliance program costs (Note 3)	484
Professional fees	18,691
Printing fees	14,963
Other	757

Total Liabilities	28,821,211

Net Assets	$462,196,279

Represented by:
Capital	$354,102,889
Accumulated undistributed net investment income	2,890,214
Accumulated net realized gains from investments and futures transactions	48,269,541
Net unrealized appreciation/(depreciation) from investments	56,598,827
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	334,808

Net Assets	$462,196,279

*	Includes value of securities on loan of $32,293,070 (Note 2).

14

Statement of Assets and Liabilities (Continued)

June 30, 2016 (Unaudited)

NVIT Multi- Manager Small Cap Value Fund
Net Assets:
Class I Shares	$164,154,381
Class II Shares	36,659,325
Class IV Shares	20,677,760
Class Y Shares	240,704,813

Total	$462,196,279

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,967,135
Class II Shares	2,730,016
Class IV Shares	1,507,680
Class Y Shares	17,504,375

Total	33,709,206

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.72
Class II Shares	$13.43
Class IV Shares	$13.71
Class Y Shares	$13.75

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

NVIT Multi- Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$4,284,030
Income from securities lending (Note 2)	111,775
Interest income	21,007
Foreign tax withholding	(2,658)

Total Income	4,414,154

EXPENSES:
Investment advisory fees	1,864,950
Fund administration fees	91,486
Distribution fees Class II Shares	43,170
Administrative servicing fees Class I Shares	118,259
Administrative servicing fees Class II Shares	25,902
Administrative servicing fees Class IV Shares	14,992
Professional fees	25,043
Printing fees	15,734
Trustee fees	7,280
Custodian fees	8,210
Accounting and transfer agent fees	1,245
Compliance program costs (Note 3)	978
Other	9,555

Total Expenses	2,226,804

NET INVESTMENT INCOME	2,187,350

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,970,769
Net realized gains from futures transactions (Note 2)	204,192

Net realized gains from investments and futures transactions	3,174,961

Net change in unrealized appreciation/(depreciation) from investments	12,645,478
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	349,430

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	12,994,908

Net realized/unrealized gains from investments and futures transactions	16,169,869

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,357,219

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$2,187,350	$4,061,942
Net realized gains from investments and futures transactions	3,174,961	45,938,286
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	12,994,908	(78,389,918)

Change in net assets resulting from operations	18,357,219	(28,389,690)

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,243,448)
Class II	–	(180,773)
Class IV	–	(155,854)
Class Y	–	(2,136,248)
Net realized gains:
Class I	–	(18,189,635)
Class II	–	(3,944,188)
Class IV	–	(2,359,505)
Class Y	–	(25,582,046)

Change in net assets from shareholder distributions	–	(53,791,697)

Change in net assets from capital transactions	(18,214,437)	(21,700,231)

Change in net assets	142,782	(103,881,618)

Net Assets:
Beginning of period	462,053,497	565,935,115

End of period	$462,196,279	$462,053,497

Accumulated undistributed net investment income at end of period	$2,890,214	$702,864

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,480,298	$10,745,338
Dividends reinvested	–	19,433,083
Cost of shares redeemed	(14,455,590)	(29,178,915)

Total Class I Shares	(8,975,292)	999,506

Class II Shares
Proceeds from shares issued	1,929,040	6,237,602
Dividends reinvested	–	4,124,961
Cost of shares redeemed	(2,875,669)	(6,956,141)

Total Class II Shares	(946,629)	3,406,422

Class IV Shares
Proceeds from shares issued	106,281	557,749
Dividends reinvested	–	2,515,359
Cost of shares redeemed	(1,345,734)	(3,227,069)

Total Class IV Shares	(1,239,453)	(153,961)

17

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$2,939,137	$9,451,375
Dividends reinvested	–	27,718,294
Cost of shares redeemed	(9,992,200)	(63,121,867)

Total Class Y Shares	(7,053,063)	(25,952,198)

Change in net assets from capital transactions	$(18,214,437)	$(21,700,231)

SHARE TRANSACTIONS:
Class I Shares
Issued	428,191	749,649
Reinvested	–	1,473,804
Redeemed	(1,127,237)	(1,931,404)

Total Class I Shares	(699,046)	292,049

Class II Shares
Issued	152,361	424,001
Reinvested	–	319,568
Redeemed	(232,034)	(462,389)

Total Class II Shares	(79,673)	281,180

Class IV Shares
Issued	8,127	38,246
Reinvested	–	190,771
Redeemed	(103,970)	(215,073)

Total Class IV Shares	(95,843)	13,944

Class Y Shares
Issued	223,384	627,186
Reinvested	–	2,096,181
Redeemed	(730,842)	(3,910,589)

Total Class Y Shares	(507,458)	(1,187,222)

Total change in shares	(1,382,020)	(600,049)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburs ements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.18	0.06	0.48	0.54	–	–	–	–	$13.72	4.10%		$164,154,381	1.06%	0.93%	1.06%	32.05%
Year Ended December 31, 2015	$15.86	0.11	(1.07)	(0.96)	(0.10)	(1.62)	(1.72)	–	$13.18	(6.02%	)	$166,896,737	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$196,289,425	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.81	0.10	4.65	4.75	(0.12)	–	(0.12)	–	$16.44	40.28%	(f)	$210,852,823	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012	$9.88	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.81	20.44%		$169,293,150	1.06%	1.07%	1.10%	33.12%
Year Ended December 31, 2011	$10.45	0.04	(0.57)	(0.53)	(0.04)	–	(0.04)	–	$9.88	(5.07%	)	$166,500,971	1.10%	0.40%	1.11%	77.92%

Class II Shares
Six Months Ended June 30, 2016 (Unaudited)	$12.92	0.04	0.47	0.51	–	–	–	–	$13.43	3.95%		$36,659,325	1.31%	0.68%	1.31%	32.05%
Year Ended December 31, 2015	$15.59	0.07	(1.05)	(0.98)	(0.07)	(1.62)	(1.69)	–	$12.92	(6.29%	)	$36,287,147	1.30%	0.50%	1.31%	40.80%
Year Ended December 31, 2014	$16.19	0.04	0.99	1.03	(0.05)	(1.58)	(1.63)	–	$15.59	6.77%		$39,407,075	1.30%	0.25%	1.33%	38.88%
Year Ended December 31, 2013	$11.63	0.07	4.58	4.65	(0.09)	–	(0.09)	–	$16.19	40.02%		$39,094,138	1.30%	0.49%	1.34%	52.17%
Year Ended December 31, 2012	$9.72	0.09	1.88	1.97	(0.06)	–	(0.06)	–	$11.63	20.30%		$25,451,386	1.31%	0.82%	1.35%	33.12%
Year Ended December 31, 2011	$10.31	0.02	(0.58)	(0.56)	(0.03)	–	(0.03)	–	$9.72	(5.45%	)	$24,188,053	1.35%	0.17%	1.36%	77.92%

Class IV Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.17	0.06	0.48	0.54	–	–	–	–	$13.71	4.10%		$20,677,760	1.06%	0.93%	1.06%	32.05%
Year Ended December 31, 2015	$15.86	0.11	(1.08)	(0.97)	(0.10)	(1.62)	(1.72)	–	$13.17	(6.10%	)	$21,125,484	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$25,210,141	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.80	0.10	4.66	4.76	(0.12)	–	(0.12)	–	$16.44	40.40%		$27,139,734	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012	$9.87	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.80	20.58%		$21,696,842	1.06%	1.08%	1.10%	33.12%
Year Ended December 31, 2011	$10.45	0.04	(0.58)	(0.54)	(0.04)	–	(0.04)	–	$9.87	(5.17%	)	$20,454,978	1.10%	0.42%	1.11%	77.92%

Class Y Shares
Six Months Ended June 30, 2016 (Unaudited)	$13.20	0.07	0.48	0.55	–	–	–	–	$13.75	4.17%		$240,704,813	0.91%	1.08%	0.91%	32.05%
Year Ended December 31, 2015	$15.89	0.13	(1.08)	(0.95)	(0.12)	(1.62)	(1.74)	–	$13.20	(5.94%	)	$237,744,129	0.90%	0.89%	0.91%	40.80%
Year Ended December 31, 2014	$16.46	0.11	1.01	1.12	(0.11)	(1.58)	(1.69)	–	$15.89	7.23%		$305,028,474	0.90%	0.66%	0.93%	38.88%
Year Ended December 31, 2013	$11.82	0.13	4.65	4.78	(0.14)	–	(0.14)	–	$16.46	40.53%		$281,471,710	0.91%	0.88%	0.94%	52.17%
Year Ended December 31, 2012	$9.90	0.14	1.90	2.04	(0.12)	–	(0.12)	–	$11.82	20.68%		$207,560,388	0.91%	1.26%	0.95%	33.12%
Year Ended December 31, 2011	$10.47	0.07	(0.59)	(0.52)	(0.05)	–	(0.05)	–	$9.90	(4.99%	)	$148,283,331	0.95%	0.71%	0.96%	77.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2016, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

21

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,469,634	$—	$—	$9,469,634
Air Freight & Logistics	1,631,948	—	—	1,631,948
Airlines	4,791,561	—	—	4,791,561
Auto Components	9,105,661	—	—	9,105,661
Banks	67,788,217	—	—	67,788,217
Biotechnology	4,841,804	—	—	4,841,804
Building Products	8,444,631	—	—	8,444,631
Capital Markets	6,360,520	—	—	6,360,520
Chemicals	7,306,262	—	—	7,306,262
Commercial Services & Supplies	12,303,456	—	—	12,303,456
Communications Equipment	5,203,665	—	—	5,203,665
Construction & Engineering	2,688,884	—	—	2,688,884
Consumer Finance	3,510,021	—	—	3,510,021
Containers & Packaging	2,662,279	—	—	2,662,279
Diversified Consumer Services	3,827,671	—	—	3,827,671
Diversified Financial Services	3,611,696	—	—	3,611,696
Diversified Telecommunication Services	5,037,559	—	—	5,037,559
Electric Utilities	10,329,312	—	—	10,329,312
Electrical Equipment	3,748,504	—	—	3,748,504
Electronic Equipment, Instruments & Components	18,194,384	—	—	18,194,384
Energy Equipment & Services	6,628,521	—	—	6,628,521
Food & Staples Retailing	8,318,577	—	—	8,318,577
Food Products	7,749,141	—	—	7,749,141
Gas Utilities	4,745,443	—	—	4,745,443
Health Care Equipment & Supplies	7,625,218	—	—	7,625,218
Health Care Providers & Services	14,374,187	—	—	14,374,187
Hotels, Restaurants & Leisure	5,261,334	—	—	5,261,334
Household Durables	2,515,319	—	—	2,515,319
Household Products	2,822,300	—	—	2,822,300
Independent Power and Renewable Electricity Producers	5,741,407	—	—	5,741,407
Information Technology Services	8,025,280	—	—	8,025,280
Insurance	13,706,657	—	—	13,706,657
Internet & Catalog Retail	461,668	—	—	461,668
Internet Software & Services	3,015,818	—	—	3,015,818
Life Sciences Tools & Services	2,757,426	—	—	2,757,426
Machinery	18,396,830	—	—	18,396,830
Media	1,212,316	—	—	1,212,316
Metals & Mining	3,536,456	—	—	3,536,456
Multi-Utilities	7,067,767	—	—	7,067,767
Oil, Gas & Consumable Fuels	6,449,482	—	—	6,449,482
Paper & Forest Products	1,849,785	—	—	1,849,785
Pharmaceuticals	1,807,004	—	—	1,807,004
Professional Services	4,197,324	—	—	4,197,324
Real Estate Investment Trusts (REITs)	52,346,301	—	—	52,346,301
Road & Rail	7,120,822	—	—	7,120,822
Semiconductors & Semiconductor Equipment	9,311,547	—	—	9,311,547
Software	15,316,363	—	—	15,316,363
Specialty Retail	13,287,413	—	—	13,287,413

22

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$7,723,522	$—	$—	$7,723,522
Thrifts & Mortgage Finance	10,824,359	—	—	10,824,359
Trading Companies & Distributors	2,247,373	—	—	2,247,373
Water Utilities	998,527	—	—	998,527
Total Common Stocks	$448,299,156	$—	$—	$448,299,156
Futures Contracts	334,808	—	—	334,808
Repurchase Agreements	—	26,225,689	—	26,225,689
Total	$448,633,964	$26,225,689	$—	$474,859,653

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2016, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”, if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain or reduce exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made

23

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized appreciation from futures contracts	$334,808
Total		$334,808

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$204,192
Total	$204,192

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$349,430
Total	$349,430

24

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Information about derivative instruments reflected as of June 30, 2016 is generally indicative of the type of derivative instruments used for the Fund. The number of futures contracts held by the Fund as of June 30, 2016 is generally indicative of the volume for the six months ended June 30, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the six months ended June 30, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2016, were $26,225,689, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

25

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $200,002,444, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.40%, dated 06/30/16, due 07/01/16, repurchase price $100,001,111, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.50%, maturing 10/15/16 – 04/15/57; total market value $102,000,000.

ML Pierce Fenner & Smith, Inc., 0.44%, dated 06/30/16, due 07/01/16, repurchase price $350,004,278, collateralized by U.S. Government Agency Securities, ranging from 1.61% – 5.00%, maturing 09/01/21 – 06/01/46; total market value $357,000,000.

Natixis New York Branch, 0.53%, dated 06/24/16, due 07/01/16, repurchase price $75,007,729, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.79% – 6.50%, maturing 03/31/18 – 06/16/48; total market value $76,507,884.

Natixis New York Branch, 0.60%, dated 06/30/16, due 07/01/16, repurchase price $200,003,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.68% – 6.50%, maturing 01/15/28 – 03/20/65; total market value $204,003,400.

Nomura Securities International, Inc., 0.42%, dated 06/30/16, due 07/01/16, repurchase price $300,003,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 07/14/16 – 05/20/66; total market value $306,000,000.

RBS Securities, Inc., 0.40%, dated 06/28/16, due 07/12/16, repurchase price $175,027,222, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.38%, maturing 10/31/17 – 12/31/20; total market value $178,504,151.

26

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
BNP Paribas Securities Corp.	3,000,000	—	3,000,000	(3,000,000)	—
ML Pierce Fenner & Smith, Inc.	8,225,689	—	8,225,689	(8,225,689)	—
Natixis New York Branch	1,000,000	—	1,000,000	(1,000,000)	—
Natixis New York Branch	3,000,000	—	3,000,000	(3,000,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$26,225,689	$—	$26,225,689	$(26,225,689)	$—

Amounts designated as “—” are zero.

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

27

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

28

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.87%
$200 million and more	0.82%

For the six months ended June 30, 2016, the Fund’s effective advisory fee rate was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2016, NFM earned $91,486 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2016, the Fund’s portion of such costs amounted to $978.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

29

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $159,153.

4.  Line of Credit

The Trust and NMF (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the six months ended June 30, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the six months ended June 30, 2016, the Fund had purchases of $140,984,088 and sales of $155,091,588 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

30

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2016, the Fund recaptured $11,958 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$419,609,142	$84,578,388	$(29,662,685)	$54,915,703

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 13, 2017. The commitment fee has been increased from 0.10% to 0.15% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2016 (discussed above under “Line of Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

31

Supplemental Information

June 30, 2016 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2016 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2015) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

32

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

In January 2016, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2016 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2016 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2016 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2016 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to the requests made by the Trustees in connection with the January 2016 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2015 with the exception of the NVIT Multi-Manager International Value Fund. The Trustees considered that NVIT Multi-Manager International Value Fund ranked in the fourth quintile of its performance universe for the three-year period ended August 31, 2015. In the course of their deliberations, the Trustees

33

Supplemental Information (Continued)

June 30, 2016 (Unaudited)

took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. With respect to the NVIT Multi-Manager International Value Fund, the Trustees considered the Adviser’s statement that the Fund’s underperformance was largely the result of the Sub-Advisers’ investment styles being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for the NVIT Multi-Manager Small Company Fund, ranked within the top three quintiles of the funds in its Broadridge expense group. With respect to NVIT Multi-Manager Small Company Fund, the Trustees considered that its actual advisory fee was only two basis points above the 60th percentile of its Broadridge expense group, that its total expense ratio (excluding 12b-1/non-12b-1 fees) was in the third quintile of its Broadridge expense group, and that the Adviser had implemented an advisory fee waiver in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—  —  —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2016

TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 63 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	118	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation 2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

38

Management Information (Continued)

June 30, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays US Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

40

Market Index Definitions (con’t.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2016. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

41

Market Index Definitions (con’t.)

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

42

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

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(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Variable Insurance Trust (“NVIT”) by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the NVIT investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and

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3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Not Applicable: The additional information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

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Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

Not Applicable

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

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The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the first fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	August 17, 2016

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 17, 2016

*	Print the name and title of each signing officer under his or her signature.

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